UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number: 811-07589
THE HARTFORD MUTUAL FUNDS, INC.
(Exact name of registrant as specified in charter)
P. O. Box 2999, Hartford, Connecticut 06104-2999
(Address of Principal Executive Offices)
Edward P. Macdonald, Esquire
Life Law Unit
The Hartford Financial Services Group, Inc.
200 Hopmeadow Street
Simsbury, Connecticut 06089
(Name and Address of Agent for Service)
Registrant’s telephone number, including area code: (860) 843-9934
Date of fiscal year end: October 31, 2008
Date of reporting period: November 1, 2007 — October 31, 2008
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Annual Report October 31, 2008

• Manager Discussions
• Financials

Please note that the responses to the questions:  How did the Fund perform?, Why did the Fund perform this way? And What is the outlook?, represent the views of the portfolio manager(s) of the applicable fund.

The Hartford Mutual Funds, Inc.
The Hartford Mutual Funds II, Inc.

Table of Contents

Manager Discussions (Unaudited)	2
The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. Financial Statements
Schedule of Investments at October 31, 2008
The Hartford Advisers Fund	113
The Hartford Balanced Allocation Fund	118
The Hartford Balanced Income Fund	119
The Hartford Capital Appreciation Fund	128
The Hartford Capital Appreciation II Fund	131
The Hartford Checks and Balances Fund	136
The Hartford Conservative Allocation Fund	137
The Hartford Disciplined Equity Fund	138
The Hartford Diversified International Fund	140
The Hartford Dividend and Growth Fund	147
The Hartford Equity Growth Allocation Fund	149
The Hartford Equity Income Fund	150
The Hartford Floating Rate Fund	152
The Hartford Fundamental Growth Fund	161
The Hartford Global Communications Fund	163
The Hartford Global Equity Fund	165
The Hartford Global Financial Services Fund	171
The Hartford Global Growth Fund	173
The Hartford Global Health Fund	175
The Hartford Global Technology Fund	177
The Hartford Growth Allocation Fund	179
The Hartford Growth Fund	180
The Hartford Growth Opportunities Fund	182
The Hartford High Yield Fund	184
The Hartford High Yield Municipal Bond Fund	189
The Hartford Income Allocation Fund	195
The Hartford Income Fund	196
The Hartford Inflation Plus Fund	205
The Hartford International Growth Fund	207
The Hartford International Opportunities Fund	209
The Hartford International Small Company Fund	211
The Hartford LargeCap Growth Fund	214
The Hartford MidCap Fund	217
The Hartford MidCap Growth Fund (formerly The Hartford Select MidCap Growth Fund)	219
The Hartford MidCap Value Fund	222
The Hartford Money Market Fund	224
The Hartford Retirement Income Fund	226
The Hartford Select MidCap Value Fund	227
The Hartford Select SmallCap Value Fund	230
The Hartford Short Duration Fund	236
The Hartford Small Company Fund	241
The Hartford SmallCap Growth Fund	246
The Hartford Stock Fund	251
The Hartford Strategic Income Fund	253
The Hartford Target Retirement 2010 Fund	261
The Hartford Target Retirement 2020 Fund	262
The Hartford Target Retirement 2030 Fund	263
The Hartford Tax-Free California Fund	264
The Hartford Tax-Free Minnesota Fund	267
The Hartford Tax-Free National Fund	269
The Hartford Tax-Free New York Fund	274
The Hartford Total Return Bond Fund	276
The Hartford U.S. Government Securities Fund	286
The Hartford Value Fund	288
The Hartford Value Opportunities Fund	290
Statements of Assets and Liabilities at October 31, 2008	292
Statements of Operations for the Year Ended October 31, 2008	312
Statements of Changes in Net Assets for the Years Ended October 31, 2008 and October 31, 2007	322
Notes to Financial Statements	341
Financial Highlights	393
Report of Independent Registered Public Accounting Firm	422
Directors and Officers (Unaudited)	423
How to Obtain a Copy of the Funds’ Proxy Voting Policies and Proxy Voting Records (Unaudited)	425
Quarterly Portfolio Holdings Information (Unaudited)	425
Federal Tax Information Notice (Unaudited)	426
Expense Example (Unaudited)	432
Approval of Investment Management and Sub-Advisory Agreements (Unaudited)	440

The Hartford Advisers Fund
(subadvised by Wellington Management Company, LLP)
Barclays Capital Government/Credit Bond Index is an unmanaged, market value-weighted index of all debt obligations of the U.S. Treasury and U.S. Government agencies (excluding mortgage-backed securities) and of all publicly issued fixed-rate, nonconvertible, investment grade domestic corporate debt.
S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks.
You cannot invest directly in an index.
The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Investment objective — Seeks maximum long-term total return.
Average Annual Total Returns(2,3,4) (as of 10/31/08)

	Inception	1	5	10	Since
	Date	Year	Year	Year	Inception

Advisers A#	7/22/96	-33.24%	-1.29%	0.43%	4.06%
Advisers A##	7/22/96	-36.91%	-2.40%	-0.14%	3.58%
Advisers B#	7/22/96	-33.74%	-2.04%	NA*	NA*
Advisers B##	7/22/96	-36.66%	-2.38%	NA*	NA*
Advisers C#	7/22/96	-33.62%	-1.94%	-0.23%	3.36%
Advisers C##	7/22/96	-34.21%	-1.94%	-0.23%	3.36%
Advisers R3#	7/22/96	-33.39%	-1.14%	0.77%	4.43%
Advisers R4#	7/22/96	-33.16%	-1.03%	0.83%	4.48%
Advisers R5#	7/22/96	-32.96%	-0.92%	0.88%	4.53%
Advisers Y#	7/22/96	-32.91%	-0.88%	0.90%	4.55%

#	Without sales charge

##	With sales charge

NA	Not Applicable

*	10 year and inception returns are not applicable for Class B because after 8 years Class B converts to Class A.
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Classes B, C, R3, R4, R5 and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

(2)	Class C shares commenced operations on 7/31/98. Performance prior to 7/31/98 reflects Class B performance less Class C sales charges where applicable. Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to 12/22/06 reflects Class Y performance.

(3)	The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.

(4)	Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2008, which excludes investment transactions as of this date. Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.
Portfolio Managers

Steven T. Irons, CFA Senior Vice President, Partner	John C. Keogh Senior Vice President, Partner	Peter I. Higgins, CFA Senior Vice President	Christopher L. Gootkind, CFA Vice President
How did the Fund perform?
The Class A shares of The Hartford Advisers Fund returned -33.24%, before sales charge, for the twelve-month period ended October 31, 2008, versus the returns of -36.08% for the S&P 500 Index, -1.06% for the Barclays Capital Government/Credit Bond Index (formerly Lehman Brothers Government/Credit Bond Index) and -30.99% for the average fund in the Lipper Mixed-Asset Target Allocation Growth Funds peer group, a group of funds that hold between 60%-80% in equity securities, with the remainder invested in bonds, cash, and cash equivalents.
Why did the Fund perform this way?
The twelve-month period ended October 31, 2008 was one of the most volatile in history. After a positive start to the year, global equity markets stumbled as a widespread contraction in credit led to major changes in the financial landscape. These included the near collapse of the large investment bank Bear Stearns, government takeovers of Fannie Mae and Freddie Mac, the collapse of Lehman Brothers, the fall of insurance firm American International Group (AIG), and the seizure of banking firm Washington Mutual. The global economy weakened further, sending energy and commodities prices lower. In response to increasing concerns about the financial system and a potential U.S. recession, investors sought to shed risk, punishing equity securities broadly, and sought refuge in the safety of government bonds. The credit crunch intensified as lending standards tightened and broad-based de-leveraging occurred. During the period, the U.S. Federal Reserve cut the federal funds rate by 350 bps and introduced a number of liquidity programs in an effort to alleviate pressures in the fixed income markets and renew investor confidence. Treasury yields moved substantially lower and the yield curve steepened (i.e. short and long term interest rates moving farther apart) by 188 bps between 2-year and 10-year issues. Amid this flight to quality, all non-Treasury sectors posted negative excess returns, underperforming Treasuries.
Equity markets as measured by the S&P 500 Index returned -36.1% during the period, as all sectors within the Index posted double-digit declines. Financials (-52%), Information Technology (-41%), and Materials (-41%) were the biggest laggards, while traditionally defensive sectors Consumer Staples (-12%) and Health Care (-24%) declined the least. The bond market, as measured by the Barclays Capital Government/Credit Index, returned (-1.1%) during the period.
The Fund has three primary levers to generate investment performance: equity investments, fixed income investments, and asset allocation among stocks, bonds, and cash. During the period, the equity portion and the fixed income portions of the Fund both underperformed their respective benchmarks. Asset Allocation detracted from the Fund’s performance as the Fund’s overweight (i.e. the Fund’s sector position was greater than the benchmark position) to lagging equities and underweight (i.e. the Fund’s sector position was less than the benchmark position) to fixed income hurt relative (i.e. performance of the Fund as measured against the benchmark) returns.
Equity underperformance versus the benchmark was driven by security selection, which was weakest in Financials, Health Care, and Materials. Sector positioning, which is a result of bottom-up (i.e. stock by stock fundamental research) security selection, also detracted from performance as an overweight to the strong performing Health Care sector was more than offset by the Fund’s underweight exposure to Consumer Staples and overweight to Financials.
Stocks that detracted the most from the equity portion of the Fund’s relative returns during the period were Washington Mutual (Financials), Lehman Brothers (Financials), and Suntech Power (Industrials). Shares of consumer and small business banking company Washington Mutual fell significantly early in the year on fears that the losses it would incur on its residential real estate portfolio could force another dilutive capital raise and depress earnings for the next several years. We believed the company had substantial resources to weather the current environment and absorb the coming losses through the credit cycle. However, the FDIC forced the company’s hand by publicly expressing concern about the quality of their mortgage assets and by facilitating an acquisition by JP Morgan Chase to minimize future risk to FDIC insurance assets. Investment bank Lehman Brothers’ shares collapsed as the company fell victim to the financial crisis during the third quarter; lack of confidence, a liquidity crisis, and inability to attract a partner ultimately led to the firm’s demise. Suntech Power, a China-based solar energy company, saw its shares fall after the company lowered its first quarter and full-year revenue guidance below consensus estimates due to higher silicon costs and a negative weather impact. Significant detractors from absolute (i.e. total return) equity returns also included General Electric (Industrials) and Goldman Sachs (Financials).
Top contributors to equity performance, on a relative basis, during the period included Delta Air Lines (Industrials), Citigroup (Financials), and Shionogi (Health Care). Shares of Delta Air Lines rallied on falling oil prices in the third quarter. The Fund’s underweight position in global financial services firm Citigroup helped relative performance as the company’s shares declined amid the ongoing credit crisis. Shares of Shionogi, a Japanese pharmaceutical company, rose after the company reported steady earnings growth driven by sales of cholesterol lowering drug Crestor and allergy drug Claritin. The Fund’s holdings in leading seismic technology and oilfield services provider Schlumberger (Energy) and telecommunications hardware maker Qualcomm (Information Technology) also contributed positively to the equity portion of the Fund’s absolute returns.
The fixed income portion of the Fund underperformed its benchmark primarily due to its overweight allocations to spread sectors (i.e. those that offer yield premiums over Treasuries). The Fund’s allocations to mortgage-backed securities (MBS), in particular non-agency MBS, commercial mortgage-backed securities (CMBS), and asset-backed securities (ABS), and overweight to corporate bonds all detracted from relative results. During the twelve-month period, mortgage-backed pass-through securities underperformed duration-equivalent Treasuries due to increased interest rate volatility and a lack of market liquidity, which led to forced selling of even higher quality assets. Non-agency MBS also suffered in this environment as the liquidity premium atop of elevated risk aversion pushed valuations materially lower. Commercial mortgage-backed securities (CMBS) posted negative excess returns for the twelve-month period as recession concerns and increased shorting of the CMBX derivative index put downward pressure on all CMBS valuations. Corporate spreads widened (i.e. short and long term interest rates moving farther apart) amid growing risk aversion, a lack of liquidity, and the largest bankruptcy in corporate bond history, Lehman Brothers. The Fund’s overweight positioning in these sectors detracted from relative performance. In addition, the Fund was positioned with an overweight to corporate debt issued by Financials, in particular Diversified Brokers. Financial issuers, at the epicenter of the credit crunch, underperformed and the Fund’s credit security selection had a negative impact on relative results.

What is the outlook?
We believe that recent government intervention will reduce systemic risk. However, the U.S. economic slowdown will persist and risk of further downside surprises in growth remains.
The equity portion of the Fund is managed with a large cap, core approach. We apply a bottom-up investment process in constructing a diversified portfolio. We look for companies that exhibit the following qualities: industry leadership, strong balance sheets, solid management, high return on equity, accelerating earnings, and/or attractive valuation with a catalyst. At the end of the period, our bottom-up investment approach resulted in overweight exposures in Information Technology, Financials and Consumer Discretionary, as we found a number of attractive investment opportunities in these sectors. The Fund’s largest underweights relative to the S&P 500 Index were in Consumer Staples, Utilities, and Telecommunication Services.
The fixed income portion of the Fund is currently positioned with a neutral duration (i.e. sensitivity to changes in interest rates) posture. We expect the global slowdown will lead to further write-downs and deleveraging for corporations as the financial system struggles to raise new capital. Profits will be pressured amid slower growth. Valuations, however, are attractive with spreads at levels wider than past recessions, and we are positioned with an overweight to the credit sector. Government initiatives are focused on the mortgage sector and mortgage spreads continue to be attractive relative to Treasuries. The Fund is positioned with an allocation to MBS pass-throughs and select non-agency MBS, where the liquidity premium is high relative to fundamentals. In the CMBS market, wide spreads reflect deteriorating fundamentals. We continue to believe that there is strong collateralization in senior CMBS tranches. These securities are priced for high levels of losses and we believe that the implied loss levels are too severe.
The equity and fixed income managers will continue to work collaboratively to make decisions regarding portfolio weights in stocks, bonds, and cash. As of October 31, 2008, the Fund’s equity exposure was at 69% compared to 60% in its benchmark and at the upper end of the 50-70% range.
Diversification by Industry
as of October 31, 2008

Percentage of
Industry	Net Assets
Automobiles & Components	0.4%
Banks	1.8
Capital Goods	3.9
Commercial & Professional Services	1.0
Consumer Cyclical	0.5
Consumer Staples	1.3
Diversified Financials	10.3
Energy	9.3
Finance	11.3
Food & Staples Retailing	2.9
Food, Beverage & Tobacco	2.4
General Obligations	0.4
Health Care	0.7
Health Care Equipment & Services	2.4
Household & Personal Products	0.5
Materials	2.6
Media	3.3
Pharmaceuticals, Biotechnology & Life Sciences	7.1
Retailing	3.7
Semiconductors & Semiconductor Equipment	3.6
Services	0.5
Software & Services	4.5
Technology	1.7
Technology Hardware & Equipment	5.6
Telecommunication Services	0.8
Transportation	3.5
U.S. Government Agencies	2.7
U.S. Government Securities	8.8
Utilities	1.2
Short-Term Investments	3.7
Other Assets and Liabilities	(2.4)

Total	100.0%

Distribution by Security Type
as of October 31, 2008

Percentage of
Category	Net Assets
Asset & Commercial Mortgage Backed Securities	3.0%
Common Stocks	68.9
Corporate Bonds: Investment Grade	14.9
Municipal Bonds	0.4
U.S. Government Agencies	2.7
U.S. Government Securities	8.8
Short-Term Investments	3.7
Other Assets and Liabilities	(2.4)

Total	100.0%

The Hartford Balanced Allocation Fund
(subadvised by Hartford Investment Management Company)
Barclays Capital U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Barclays Capital Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.
S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks.
You cannot invest directly in an index.
The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Investment objective — Seeks long-term capital appreciation and income.
Average Annual Total Returns(2,3,4) (as of 10/31/08)

	Inception	1	Since
	Date	Year	Inception

Balanced Allocation A#	5/28/04	-29.35%	0.18%
Balanced Allocation A##	5/28/04	-33.23%	-1.09%
Balanced Allocation B#	5/28/04	-29.95%	-0.59%
Balanced Allocation B##	5/28/04	-33.19%	-0.98%
Balanced Allocation C#	5/28/04	-29.91%	-0.56%
Balanced Allocation C##	5/28/04	-30.55%	-0.56%
Balanced Allocation I#	5/28/04	-29.15%	0.32%
Balanced Allocation R3#	5/28/04	-29.74%	-0.01%
Balanced Allocation R4#	5/28/04	-29.44%	0.15%
Balanced Allocation R5#	5/28/04	-29.16%	0.28%

#	Without sales charge

##	With sales charge
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Classes B, C, I, R3, R4 and R5 shares will vary from results seen above due to differences in the expenses charged to these classes.

(2)	Class I shares commenced operations on 8/31/06. Performance prior to 8/31/06 reflects Class A performance. Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to 12/22/06 reflects Class A performance.

(3)	The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.

(4)	Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2008, which excludes investment transactions as of this date.
Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Portfolio Managers
Hugh Whelan	Edward C. Caputo
Senior Vice President	Vice President
How did the Fund perform?
The Class A shares of The Hartford Balanced Allocation Fund returned -29.35%, before sales charge, for the twelve-month period ended October 31, 2008. In comparison, its benchmarks, the S&P 500 Index and the Barclays Capital U.S. Aggregate Bond Index (formerly the Lehman Brothers U.S. Aggregate Bond Index), returned -36.08% and 0.30%, respectively, while the average return of the Lipper Mixed-Asset Target Allocation Moderate Funds category, a group of funds with investment strategies similar to those of the Fund, was -26.54%.
Why did the Fund perform this way?
It was an extremely difficult year for the financial markets as the deepening credit crisis led to some extraordinary events including the failure, forced merger or government rescue of several venerable financial institutions. Investor confidence plummeted, sending stock prices sharply lower. Within U.S. equities, although all segments of the market declined, small-cap stocks outperformed mid-cap and large-cap stocks. Across all capitalizations, the value investment style beat growth. In contrast to the prior year, U.S. stocks significantly outperformed international stocks. In the fixed-income market, U.S. Treasury securities outperformed all other sectors as the flight to quality pushed Treasury yields lower, particularly on the short end of the yield curve (i.e. bonds with a shorter maturity date), with the yield on five-year Treasury notes declining 134 basis points to 2.83% and the yield on 10-year notes declining 52 basis points to 3.95%. Spreads in all non-government sectors widened dramatically (i.e. short and long term interest rates moving farther apart), but commercial mortgage-backed securities

(CMBS) turned in the worst performance. High yield asset classes also suffered, underperforming the broad fixed income market as measured by the Barclays Capital U.S. Aggregate Bond Index. Generally, the Fund’s target asset allocation is set at approximately 60% equities and 40% fixed-income.
The Fund’s asset allocation within equities detracted from performance. Specifically, allocations to international stocks (large-cap, small-cap and emerging markets) were the largest detractors. However, the Fund benefited from asset allocation changes implemented during the period including a reduction in international stocks in favor of domestic stocks. Asset allocation within the fixed income portion of the Fund also detracted from performance, driven by allocations to floating rate notes and high yield bonds. However, the negative impact was somewhat offset by a reduction in the Fund’s allocation to TIPS (Treasury Inflation Protected Securities) in favor of intermediate-term bonds, which was beneficial to performance. The Fund’s duration (a measure of interest-rate sensitivity) was targeted to be lower than that of the Barclays Capital U.S. Aggregate Bond Index, which was disadvantageous as yields declined during the period.
The Fund’s performance is influenced not just by our asset allocation decisions, but also by the performance of the underlying funds we select to meet our asset allocation targets. During the period, our fund selection enhanced relative (i.e. performance of the Fund as measured against the benchmark) performance. In keeping with the Fund’s long-term approach, we typically use cash flows to reallocate among the underlying funds. However, one hard rebalance (i.e. a fund rebalancing to move the underlying fund investments to their target allocation percentages) was executed during the reporting period. Given the weak equity market performance, a rebalance was required to restore the portfolio allocations back to their targets.
During the period, the Fund began to utilize exchange-traded funds (ETFs) to obtain asset class exposures unavailable through The Hartford fund family. Doing so enables the Fund to capture additional opportunities, while also enhancing its diversification. Specifically, the Fund has set target allocations to ETFs that provide U.S. real estate and international real estate exposure. During the period, the Fund increased its weighting in REITs and decreased its allocation to TIPS in favor of intermediate bonds. Late in the period, we reduced the Fund’s weighting in international stocks in favor of domestic mid-cap and small-cap stocks.
What is the outlook?
For the near future, the extreme nature of the current credit crisis is likely to have a negative impact on GDP growth. While strong, well-capitalized and well-funded companies will weather the current environment, uncertainty about the near-term health of the economy is likely to crimp capital spending. This would, in turn, likely result in further weakness in employment and a decline in incomes and spending, reinforcing the slowdown. This is a situation that only time can cure, although the time required may be shortened by well-crafted private and public solutions. In addition to the government programs introduced late in the period, there is a strong possibility that a new stimulus package, funded by fiscal policy, will be introduced when the new administration enters office. We also foresee further easing in monetary policy (i.e. lowering interest rates) in 2009.
Our portfolio construction process focuses on eighteen different asset classes. Over the last year, we have witnessed the volatility of these asset classes and the correlations between them increase dramatically, not just in the U.S. market, but across the globe. It did not pay to diversify outside of our benchmarks during the fiscal year, especially within equities, as few asset classes outperformed the S&P 500 Index. Likewise, many fixed income asset classes behaved more like equities, with floating rate notes, high yield bonds, and emerging market debt all declining more than 20%. We believe that, over time, the markets will stabilize and the historical relationships between these asset classes will be restored. As of the end of the reporting period, with regard to equities, the Fund is positioned with an expectation that U.S. stocks will outperform international stocks and the value investment style will outperform growth. For fixed income, we recently reduced our allocation to TIPS as we continue to believe that these securities are likely to underperform other asset classes within our investment universe.
Composition by Underlying Fund
as of October 31, 2008

Percentage of
Fund Name	Net Assets
Hartford Capital Appreciation Fund, Class Y	17.8%
Hartford Capital Appreciation II Fund, Class Y	3.0
Hartford Disciplined Equity Fund, Class Y	3.3
Hartford Equity Income Fund, Class Y	3.6
Hartford Floating Rate Fund, Class Y	5.7
Hartford Fundamental Growth Fund, Class Y	0.3
Hartford Global Growth Fund, Class Y	5.2
Hartford Growth Fund, Class Y	3.0
Hartford Growth Opportunities Fund, Class Y	3.0
Hartford Income Fund, Class Y	10.8
Hartford Inflation Plus Fund, Class Y	7.1
Hartford International Opportunities Fund, Class Y	3.0
Hartford International Small Company Fund, Class Y	1.9
Hartford LargeCap Growth Fund, Class Y	0.1
Hartford Select MidCap Value Fund, Class Y	1.0
Hartford Select SmallCap Value Fund, Class Y	2.0
Hartford Short Duration Fund, Class Y	6.1
Hartford Small Company Fund, Class Y	3.0
Hartford Strategic Income Fund, Class Y	3.0
Hartford Total Return Bond Fund, Class Y	6.0
Hartford Value Fund, Class Y	10.3
Powershares Emerging Markets Sovereign Debt Portfolio ETF	0.0

SPDR DJ Wilshire International Real Estate ETF	0.4
SPDR DJ Wilshire REIT ETF	0.2
Other Assets and Liabilities	0.2

Total	100.0%

The Hartford Balanced Income Fund
(subadvised by Wellington Management Company, LLP)
Barclays Capital Corporate Index is an unmanaged index and is the Corporate component of the U.S. Credit Index within the Barclays Capital U.S. Aggregate Bond Index.
Russell 1000 Value Index measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values.
You cannot invest directly in an index.
Investment objective — Seeks to provide current income with growth of capital as a secondary objective.
Average Annual Total Returns(2,3) (as of 10/31/08)

	Inception	1	Since
	Date	Year	Inception

Balanced Income A#	7/31/06	-22.01%	-4.97%
Balanced Income A##	7/31/06	-26.30%	-7.33%
Balanced Income B#	7/31/06	-22.53%	-5.68%
Balanced Income B##	7/31/06	-26.27%	-6.87%
Balanced Income C#	7/31/06	-22.55%	-5.70%
Balanced Income C##	7/31/06	-23.30%	-5.70%
Balanced Income Y#	7/31/06	-21.67%	-4.63%

#	Without sales charge

##	With sales charge
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Classes B, C and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

(2)	The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.

(3)	Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2008, which excludes investment transactions as of this date.
The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Portfolio Managers
Lucius T. Hill, III	Scott I. St. John, CFA	Ian R. Link, CFA
Senior Vice President	Vice President	Vice President

W. Michael Reckmeyer, III, CFA	Karen H. Grimes, CFA
Vice President	Vice President
How did the Fund perform?
The Class A shares of The Hartford Balanced Income Fund returned -22.01%, before sales charge, for the twelve-month period ended October 31, 2008, versus the returns of -36.80% for the Russell 1000 Value Index, -13.82% for the Barclays Capital Corporate Index (formerly the Lehman Brothers Corporate Index) and -26.54% for the average fund in the Lipper Mixed-Asset Target Allocation Moderate Funds peer group, a group of funds that hold between 40-60% in equity securities and the remainder in bonds, cash and cash equivalents.
Why did the Fund perform this way?
Liquidity constraints dominated the economic landscape during the period as the Federal Government was forced to undertake its largest role in the markets since the Great Depression. Failures and forced mergers crippled financial services companies, while insurers faced new questions about the health of their businesses. Investors looked to shed risk at every possible opportunity, pushing stocks lower and providing a headwind for equities broadly.
The Russell 1000 Value Index fell -37% during the period. Information Technology (-50%), Financials (-50%) and Materials (-43%) performed the worst whereas Consumer Staples performed the best, returning -14%. Fixed income markets were similarly weak as all three of the components of the fund’s fixed income benchmark fell. High yield securities, as measured by the Barclays High Yield (2% issuer cap) Index, declined -25%, while emerging markets bonds, as measured by the JP Morgan EMBI+ emerging markets bond index, fell -18%. Investment grade corporate securities were down the least: the Barclays Capital Corporate Index fell -14% during the period. The Fund’s overall fixed income benchmark, comprised of 80% Barclays Corporate, 10% Barclays High Yield (2% issuer cap) Index, and 10% JP Morgan EMBI+, was down -15.4% for the fiscal year.

The Fund outperformed its benchmark due to strong relative (i.e. performance of the Fund as measured against the benchmark) performance in both the equity and fixed income portions of the Fund. This more than offset the impact of being slightly overweight (i.e. the Fund’s sector position was greater than the benchmark position) equities during the period. The Fund’s equity component outperformed its benchmark due to both sector allocation and stock selection. Stock selection was particularly strong, relative to the benchmark, within Financials, Consumer Discretionary, Telecommunication Services, and Consumer Staples. Allocation among sectors, which is driven by bottom-up (i.e. stock by stock fundamental research) fundamental research, benefited from overweight positions in Consumer Staples and Utilities and an underweight (i.e. the Fund’s sector position was less than the benchmark position) position in Financials.
Among the top equity contributors to benchmark-relative returns were our positions in PNC Financial (Financials), Kellogg (Consumer Staples), and U.S. Bancorp (Financials). PNC Financial’s stock advanced as the bank was able to capitalize on opportunities presented by the recent financial distress of its competitors. Shares of food maker Kellogg benefited from the company’s relatively stable business amid a broad economic downturn. U.S. Bancorp’s shares were relatively well-insulated from the broad downdraft in financial services stocks due to the company’s limited exposure to mortgage and related securities on its balance sheet. Relative performance also received a boost as we did not own American International Group (AIG) (Financials), whose shares declined as liquidity constraints and credit rating downgrades forced the Federal Reserve to undertake the largest bailout of a private company in the country’s history. Top contributors to absolute (i.e. total return) returns included Chunghwa Telecom (Telecommunications Services) and M&T Bank (Financials).
Significant equity detractors from benchmark-relative returns included ExxonMobil (Energy), Lloyds (Financials), and Johnson & Johnson (Health Care). Our underweight in ExxonMobil and elimination of the position earlier in the year detracted from relative performance as the oil giant’s shares were relatively strong during the period. Shares of Lloyds underperformed due to concerns that the slowing UK economy would result in higher credit losses. We avoided Johnson & Johnson in favor of companies which we believed have better fundamentals. Shares of J&J, which is a large position in the benchmark, declined only slightly during the year, negatively impacting our relative performance. The top three absolute detractors from performance were General Electric (Industrials), Bank of America (Financials) and AT&T (Telecommunication Services). General Electric’s shares declined as management announced the company would miss its earnings estimates for the first quarter. Shares of Bank of America fell due to the company’s exposure to mortgage-related securities from its acquisition of Countrywide Financial. AT&T’s shares came under pressure due to higher than expected subsidies of the iPhone, for which AT&T is the exclusive distributor.
Within the fixed income portion of the Fund, security selection within the high yield sector, an underweight to investment grade credit, and the Fund’s allocation to non-dollar positions all contributed positively to relative performance. Offsetting these gains were the Fund’s security selection within investment grade credit, in particular an overweight to debt issued by financial companies, and an allocation to commercial mortgage-backed securities. Corporate spreads widened (i.e. short and long term interest rates moving farther apart) to unprecedented levels during the period amid growing risk aversion, a lack of liquidity, and the largest bankruptcy in corporate bond history, Lehman Brothers. The Fund’s underweight to the investment grade sector was additive. Within the high yield sector the Fund maintained an up-in-quality bias, which had a positive impact on relative returns. Also contributing positively to performance was the Fund’s positioning for interest rates to rise in Canada and Australia versus U.S. rates at the end of 2007 based on expectations of elevated relative growth and inflation in these countries. During the period, U.S. rates declined by more than rates in Canada and Australia, boosting the Fund’s performance. Detracting from results were the Fund’s allocation to commercial mortgage-backed securities (CMBS) and security selection within the investment grade credit sector. In particular the Fund’s overweight exposure to debt issued by financial corporations, specifically brokers and REITS, detracted from performance.
What is the outlook?
Over the past year, and particularly in recent months, fear levels intensified quite sharply with good justification. There have been a number of high profile failures among critical players in the financial services arena. Systemic risk has risen substantially. The U.S. Treasury and Federal Reserve have embarked on an unprecedented series of rescue moves with little effect to date. Foreign governments have followed suit and the results remain to be seen. There is little liquidity in credit markets, and global equities have tumbled on a deteriorating outlook for earnings and much higher discount rates. In the wake of the newsworthy capital market events, business and consumer confidence and spending have moved lower.
Inflation expectations, one of the prime concerns of the high-growth economies, have dropped notably. This will allow coordinated expansionary policies from all central banks. It is our belief that all possible relief efforts will be deployed, and there will be a response at some level.
In this environment, our goal in the equity portion of the Fund is to seek out those companies we believe to be well-positioned to capitalize on continued market distress. During this period we have focused our purchases on companies with strong balance sheets and leading market positions, with a preference for strong deposit franchises among the banks. We continue to monitor Financials closely.

Our outlook for the U.S. consumer remains bleak, and the Fund maintains its defensive posture through underweights in the Financials and Consumer Discretionary sectors. We also significantly reduced our exposure to Energy during the third quarter on worries of a rapid global slowdown. The largest overweight positions versus the benchmark were in the Utilities, Materials, and Telecommunications Services sectors.
With inflation pressures easing, we believe the Federal Reserve will lower rates further and we are maintaining a long duration (i.e. sensitivity to changes in interest rates) posture in the fixed income portion of the Fund. Recent government interventions have, however, reduced systemic risk in the financial system. We believe that we are nearing the bottom of the credit crunch, while the real economy is still in decline. The fixed income portion of the Fund is positioned with overweights to sectors that have been disproportionately impacted by the credit crunch, including commercial mortgage-backed securities and corporate bonds issued by financial companies. We have limited our underweight exposure to sectors with high sensitivity to the economic cycle, such as corporate bonds issued by industrial companies. Within the Fund’s allocation to high yield we are maintaining an up-in-quality bias and avoiding highly cyclical issuers. Outside the U.S., credit fundamentals in emerging markets are deteriorating as global export demand falls and economic growth slows. We are focusing our exposure in higher quality issuers and avoiding exposure to countries with large financing needs.
The equity and fixed income managers continue to work collaboratively to make decisions regarding portfolio weights in equities and fixed income. At the end of the period the Fund was neutrally positioned in both equities and fixed income relative to its benchmark.
Diversification by Industry
as of October 31, 2008

Percentage of
Industry	Net Assets
Banks	4.7%
Basic Materials	1.7
Capital Goods	4.1
Commercial & Professional Services	0.9
Consumer Cyclical	1.1
Consumer Staples	1.5
Diversified Financials	4.0
Energy	9.1
Finance	22.7
Food, Beverage & Tobacco	3.8
Foreign Governments	4.4
Health Care	1.7
Household & Personal Products	1.6
Insurance	0.4
Materials	2.9
Pharmaceuticals, Biotechnology & Life Sciences	3.8
Real Estate	0.7
Retailing	1.8
Services	2.9
Technology	6.5
Telecommunication Services	3.7
Transportation	0.4
Utilities	11.2
Short-Term Investments	2.7
Other Assets and Liabilities	1.7

Total	100.0%

Distribution by Security Type
as of October 31, 2008

Percentage of
Category	Net Assets
Asset & Commercial Mortgage Backed Securities	2.1%
Common Stocks	44.8
Corporate Bonds: Investment Grade	42.2
Corporate Bonds: Non-Investment Grade	6.5
Short-Term Investments	2.7
Other Assets and Liabilities	1.7

Total	100.0%

The Hartford Capital Appreciation Fund
(subadvised by Wellington Management Company, LLP)
Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization.
You cannot invest directly in an index.
The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.
Investment objective — Seeks growth of capital.
Average Annual Total Returns(2,3,4) (as of 10/31/08)

	Inception	1	5	10	Since
	Date	Year	Year	Year	Inception

Capital Appreciation A#	7/22/96	-44.48%	2.90%	8.21%	12.50%
Capital Appreciation A##	7/22/96	-47.54%	1.74%	7.60%	11.99%
Capital Appreciation B#	7/22/96	-44.93%	2.10%	NA*	NA*
Capital Appreciation B##	7/22/96	-47.42%	1.79%	NA*	NA*
Capital Appreciation C#	7/22/96	-44.89%	2.19%	7.47%	11.75%
Capital Appreciation C##	7/22/96	-45.39%	2.19%	7.47%	11.75%
Capital Appreciation I#	7/22/96	-44.29%	3.03%	8.28%	12.56%
Capital Appreciation R3#	7/22/96	-44.66%	3.07%	8.58%	12.92%
Capital Appreciation R4#	7/22/96	-44.48%	3.20%	8.65%	12.97%
Capital Appreciation R5#	7/22/96	-44.32%	3.30%	8.70%	13.02%
Capital Appreciation Y#	7/22/96	-44.26%	3.36%	8.73%	13.04%

#	Without sales charge

##	With sales charge

NA	Not Applicable

*	10 year and inception returns are not applicable for Class B because after 8 years Class B converts to Class A.
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Classes B, C, I, R3, R4, R5 and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

(2)	Class C shares commenced operations on 7/31/98. Performance prior to 7/31/98 reflects Class B performance less Class C sales charges where applicable. Class I shares commenced operations on 8/31/06. Performance prior to 8/31/06 reflects Class A performance. Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to 12/22/06 reflects Class Y performance.

(3)	The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.

(4)	Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2008, which excludes investment transactions as of this date.

Portfolio Managers
Saul J. Pannell, CFA	Frank D. Catrickes, CFA, CMT
Senior Vice President, Partner	Senior Vice President, Partner
How did the Fund perform?
The Class A shares of The Hartford Capital Appreciation Fund returned -44.48%, before sales charge, for the twelve-month period ended October 31, 2008, underperforming its benchmark, the Russell 3000 Index, which returned -36.60% for the same period. The Fund also underperformed the -38.23% return of the average fund in the Lipper Multi-Cap Core Funds peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
After rising for five consecutive years, equity markets, as measured by the Russell 3000, fell beginning at the end of 2007 as investors sought to shed risk in response to increasing concerns about the financial system and a looming global recession. An extended credit crunch has reshaped the financial landscape, beginning with the near collapse of the large investment bank Bear Stearns in March and culminating more recently in the government takeovers of Fannie Mae and Freddie Mac, the collapse of Lehman Brothers, the fall of insurance firm American International Group (AIG), and the seizure of banking firm Washington Mutual. The global economy also slowed, sending energy and commodity prices lower. Weakness was broad-based as every sector in the Russell 3000 Index declined by double digit amounts. Financials (-48%), Materials (-43%), Consumer Discretionary (-42%), and Information Technology (-41%) led the way lower. Relative strength was seen in traditionally defensive sectors Consumer Staples (-13%), Health Care (-24%), and Utilities (-29%).
The Fund underperformed its benchmark primarily due to weak stock selection. Fund results trailed those of the benchmark in eight of ten economic sectors, with the largest underperformance in the Materials, Financials, and Energy sectors. Selection was relatively stronger in the Information Technology and Telecommunications Services sectors. Allocation among sectors, a result of the bottom-up (i.e. stock by stock fundamental research) stock selection process, was also negative, largely due to underweight (i.e. the Fund’s sector position was less than the benchmark position) positions in Consumer Staples and Utilities. The Fund benefited from a modest cash position, which helped relative (i.e. performance of the Fund as measured against the benchmark) performance in a downward-trending market.
The largest detractors from relative returns were Ford Motor (Consumer Discretionary), AIG (Financials), and Vedanta Resources (Materials). Shares of automotive company Ford Motor fell on concerns about the company’s near term earnings outlook and the unexpected retirement of its Chief Financial Officer. Insurer AIG saw its shares plummet as liquidity constraints and credit rating downgrades led to an unprecedented government bailout of the firm. Vedanta, a diversified London-based mining company with operations in India, Zambia and Australia, was negatively impacted by falling commodity prices and negative investor reaction to a proposed reorganization plan, sending its shares lower. Top detractors from absolute (i.e. total return) results also included investment bank Goldman Sachs and industrial and financial conglomerate General Electric.
Ace (Financials), Teva Pharmaceuticals (Health Care), and Petrol Brasileiros (Energy) contributed most to relative returns. Ace, a global property and casualty insurance company, got a share price boost from robust earnings results. Shares of Israeli drug manufacturer Teva Pharmaceuticals rose after the company reported better-than-expected earnings driven by strong sales of its multiple-sclerosis drug Copaxone. The Fund’s position in Brazilian exploration and production company Petrol Brasileiros contributed to relative and absolute performance as the bulk of the Fund’s purchases were prior to a sharp increase in price over the summer. We began reducing our position into strength, selling most of our shares before they tumbled in the fall. Other top absolute contributors included credit card company Visa and banking company Washington Mutual, which was only held for a brief period during which the shares rose.
What is the outlook?
Global equities tumbled over the past year, and particularly in recent months, on a deteriorating outlook for earnings and sharply increased fear levels among investors. The US Treasury and Federal Reserve, in concert with several foreign governments, have embarked on an unprecedented series of rescue moves, but the results remain to be seen. In the wake of these capital market events, business and consumer confidence and spending have moved lower.
In this environment we continue to focus our efforts on stock-by-stock fundamental research. These bottom-up investment decisions have resulted in reductions to our overweight position in Materials as we cut our position in U.S. Steel and eliminated Rio Tinto and Dow Chemical. Exposure to Financials and Health Care rose during the year. Within Financials we added to Goldman Sachs and Ace and established a new position in Bank of America. Within Health Care, we initiated new investments in UnitedHealth Group and Roche and added to a position in Schering-Plough.
At the end of the period the Fund was most overweight in Materials, Financials, and Consumer Discretionary and most underweight Consumer Staples, Utilities, and Energy. The Fund’s largest absolute positions were in the Financials, Information Technology, and Health Care sectors.
Diversification by Industry
as of October 31, 2008

Percentage of
Industry	Net Assets
Automobiles & Components	1.9%
Banks	2.2
Capital Goods	11.1
Commercial & Professional Services	0.3
Consumer Durables & Apparel	1.0
Consumer Services	0.3
Diversified Financials	8.6
Energy	10.0
Finance	0.9
Food & Staples Retailing	0.2
Food, Beverage & Tobacco	2.6
Health Care Equipment & Services	5.5
Household & Personal Products	0.1
Insurance	5.5
Materials	7.2
Media	3.1
Pharmaceuticals, Biotechnology & Life Sciences	9.2
Real Estate	0.4
Retailing	4.1
Semiconductors & Semiconductor Equipment	1.2
Software & Services	5.7
Technology Hardware & Equipment	9.1
Telecommunication Services	2.3
Transportation	0.7
Short-Term Investments	7.2
Other Assets and Liabilities	(0.4)

Total	100.0%

The Hartford Capital Appreciation II Fund
(subadvised by Wellington Management Company, LLP)
Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization.
You cannot invest directly in an index.
The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.
Investment objective — Seeks growth of capital.
Average Annual Total Returns(2,3,4) (as of 10/31/08)

	Inception	1	Since
	Date	Year	Inception

Capital Appreciation II A#	4/29/05	-44.43%	-0.65%
Capital Appreciation II A##	4/29/05	-47.48%	-2.24%
Capital Appreciation II B#	4/29/05	-44.92%	-1.45%
Capital Appreciation II B##	4/29/05	-47.47%	-2.21%
Capital Appreciation II C#	4/29/05	-44.81%	-1.32%
Capital Appreciation II C##	4/29/05	-45.32%	-1.32%
Capital Appreciation II I#	4/29/05	-44.23%	-0.43%
Capital Appreciation II R3#	4/29/05	-44.60%	-0.66%
Capital Appreciation II R4#	4/29/05	-44.40%	-0.48%
Capital Appreciation II R5#	4/29/05	-44.26%	-0.32%
Capital Appreciation II Y#	4/29/05	-44.20%	-0.26%

#	Without sales charge

##	With sales charge
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1)	Growth of a $10,000 investment in Classes B, C, I, R3, R4, R5 and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

(2)	Class I shares commenced operations on 8/31/06. Performance prior to 8/31/06 reflects Class A performance. Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to 12/22/06 reflects Class Y performance.

(3)	The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.

(4)	Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2008, which excludes investment transactions as of this date.

Portfolio Managers Michael T. Carmen, CFA, CPA Senior Vice President, Partner	Nicholas M Choumenkovitch Vice President	Saul J. Pannell Senior Vice President, Partner

Frank D. Catrickes, CFA, CMT Senior Vice President, Partner	David W. Palmer, CFA Vice President
How did the Fund perform?
The Class A shares of The Hartford Capital Appreciation Fund II returned -44.43%, before sales charge, for the twelve-month period ended October 31, 2008, underperforming its benchmark, the Russell 3000 Index, which returned -36.60% for the same period. The Fund also underperformed the -40.06% return of the average fund in the Lipper Multi-Cap Growth Funds peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
After rising for five consecutive years, equity markets, as measured by the Russell 3000 Index, fell beginning at the end of 2007 as investors sought to shed risk in response to increasing concerns about the financial system and a looming global recession. An extended credit crunch has reshaped the financial landscape, beginning with the near collapse of the large investment bank Bear Stearns in March and culminating more recently in the government takeovers of Fannie Mae and Freddie Mac, the collapse of Lehman Brothers, the fall of insurance firm American International Group (AIG), and the seizure of banking firm Washington Mutual. The global economy also slowed, sending energy and commodities prices lower. Weakness was broad-based during the twelve months ended October 31, as every sector in the Russell 3000 Index declined by double digit amounts. Financials (-48%), Materials (-43%), Consumer Discretionary (-42%), and Information Technology (-41%) led the way lower. Relative strength was seen in traditionally defensive sectors Consumer Staples (-13%), Health Care (-24%), and Utilities (-29%).

The Fund underperformed its benchmark primarily due to stock selection. Selection in Health Care, Energy, and Consumer Staples detracted most from relative (i.e. performance of the Fund as measured against the benchmark) performance. Selection was helped by returns in the Utilities sector. Allocation among sectors, a result of the bottom-up (i.e. stock by stock fundamental research) stock selection process, was also negative, largely due to underweight (i.e. the Fund’s sector position was less than the benchmark position) positions in Consumer Staples and Utilities and an overweight (i.e. the Fund’s sector position was greater than the benchmark position) in Information Technology. The Fund also benefited from a modest cash position, which helped relative performance in a downward-trending market.
The largest detractors from relative returns were Ford Motor (Consumer Discretionary), Exxon Mobil (Energy), and Focus Media (Consumer Discretionary). Shares of automotive company Ford Motor fell on concerns about the company’s near term earnings and the unexpected retirement of its Chief Financial Officer. Exxon Mobil’s shares fell less than their Energy peers — our underweight position in this relatively strong stock detracted from relative performance. Shares of Chinese digital advertising and media company Focus Media trended lower due to concerns about management changes, accounting, mobile spamming, and concerns over weakness in the Chinese advertising market. Top detractors from absolute (i.e. total return) results also included Russian energy company Gazprom and pharmaceutical giant Schering-Plough.
ACE (Financials), Qualcomm (Information Technology), and U.S. Steel (Materials) contributed most to relative returns. ACE, a global property and casualty insurance company, received a share price boost from robust earnings results, generated in part from the company’s strong balance sheet. Shares of Qualcomm, a leader in advanced wireless semiconductors and owner of significant intellectual property in wireless technologies, gained on strong demand for 3G handsets and share gains in 3G chip market. In addition, the company’s stock rallied strongly after resolution of its legal battles with Nokia. Domestic steel producer U.S. Steel benefited from tightness in steel markets brought about in part by a decline in Chinese steel exports. In addition, the company’s vertical integration helped boost profits as the prices of steelmaking raw materials rose. Other absolute contributors included airline operator Delta Airlines and engine maker Cummins.
What is the outlook?
Global equities tumbled over the past year, and particularly in recent months, on a deteriorating outlook for earnings and sharply increased fear levels among investors. The U.S. Treasury and Federal Reserve, in concert with several foreign governments, have embarked on an unprecedented series of rescue moves, but the results remain to be seen. In the wake of these capital market events, business and consumer confidence and spending have moved lower.
In this environment we continue to focus our efforts on stock-by-stock fundamental research across the Fund’s opportunistic and complementary investment strategies. These bottom-up investment decisions have resulted in reductions to Materials and Consumer Discretionary exposure and increases in exposure to Health Care and Financials. At the end of the period the Fund was most overweight in Health Care, Industrials, and Materials and most underweight Consumer Staples, Utilities, and Energy. The Fund’s largest absolute positions were in the Health Care, Information Technology, and Financials sectors.
Diversification by Industry
as of October 31, 2008

Percentage of
Industry	Net Assets
Automobiles & Components	0.6%
Banks	1.6
Capital Goods	9.5
Commercial & Professional Services	0.1
Consumer Durables & Apparel	1.6
Consumer Services	0.6
Diversified Financials	8.0
Energy	9.1
Food & Staples Retailing	0.1
Food, Beverage & Tobacco	5.2
Health Care Equipment & Services	8.2
Household & Personal Products	0.8
Insurance	5.5
Materials	4.7
Media	2.4
Pharmaceuticals, Biotechnology & Life Sciences	13.4
Real Estate	0.3
Retailing	2.1
Semiconductors & Semiconductor Equipment	1.0
Software & Services	9.2
Technology Hardware & Equipment	6.4
Telecommunication Services	2.0
Transportation	3.0
Utilities	0.8
Short-Term Investments	4.9
Other Assets and Liabilities	(1.1)

Total	100.0%

The Hartford Checks and Balances Fund
(advised by Hartford Investment Financial Services, LLC)
Barclays Capital U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Barclays Capital Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.
Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization.
S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks.
You cannot invest directly in an index.
Investment objective — Seeks long-term capital appreciation and income.
Average Annual Total Returns(2,3,4) (as of 10/31/08)

	Inception	1	Since
	Date	Year	Inception

Checks and Balances A#	5/31/07	-28.70%	-18.11%
Checks and Balances A##	5/31/07	-32.62%	-21.30%
Checks and Balances B#	5/31/07	-29.32%	-18.79%
Checks and Balances B##	5/31/07	-32.80%	-21.05%
Checks and Balances C#	5/31/07	-29.29%	-18.78%
Checks and Balances C##	5/31/07	-29.99%	-18.78%
Checks and Balances I#	5/31/07	-28.55%	-17.99%
Checks and Balances R3#	5/31/07	-28.78%	-18.18%
Checks and Balances R4#	5/31/07	-28.67%	-18.08%
Checks and Balances R5#	5/31/07	-28.65%	-18.07%

#	Without sales charge

##	With sales charge
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1)	Growth of a $10,000 investment in Classes B, C, I, R3, R4 and R5 shares will vary from results seen above due to differences in the expenses charged to these share classes. (2) Class I shares commenced operations on 2/29/08. Performance prior to 2/29/08 reflects Class A performance. Class R3, R4 and R5 shares commenced operations on 8/29/08. Performance prior to 8/29/08 reflects Class A performance.

(3)	The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.

(4)	Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2008, which excludes investment transactions as of this date.
The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.
Portfolio Manager
Vernon J. Meyer, CFA
Senior Vice President
How did the Fund perform?
The Class A shares of The Hartford Checks and Balances Fund returned -28.70%, before sales charge, for the twelve-month period ended October 31, 2008, versus -30.99% for the Lipper Mixed-Asset Target Allocation Growth Funds average, 0.30% for the Barclays Capital U.S. Aggregate Bond Index (formerly Lehman Brothers U.S. Aggregate Bond Index), -36.08% for the S&P 500 Index, and -36.60% for the Russell 3000 Index.
Why did the Fund perform this way?
The Fund makes equal allocations of its assets to Class Y shares of Hartford Mutual Funds (“Underlying Funds”): The Hartford Capital Appreciation Fund, The Hartford Dividend and Growth Fund, and The Hartford Total Return Bond Fund. The Underlying Funds may invest in a wide variety of instruments which primarily include U.S. and foreign equity securities, fixed income and money market securities. The Fund is not actively managed, and the Fund’s assets will be rebalanced back to one-third each as soon as reasonably practicable whenever the Fund’s investment in any single Underlying Fund deviates from the target allocation by more than 5%.
The Fund’s relative performance benefited most from the performance of The Hartford Total Return Bond Fund. The return of the Hartford Capital Appreciation Fund detracted most from relative performance.
What is the outlook?
The Fund will continue to make equal allocations of its assets to the three Underlying Funds. Please refer to the individual pages of each Underlying Fund in this report for additional information.
Composition by Underlying Fund
as of October 31, 2008

Percentage of
Fund Name	Net Assets
Hartford Capital Appreciation Fund, Class Y	33.8%
Hartford Dividend and Growth Fund, Class Y	33.2
Hartford Total Return Bond Fund, Class Y	32.4
Other Assets and Liabilities	0.6

Total	100.0%

The Hartford Conservative Allocation Fund
(subadvised by Hartford Investment Management Company)
Barclays Capital U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Barclays Capital Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.
S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks.
You cannot invest directly in an index.
The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Investment objective — Seeks current income and long-term capital appreciation.
Average Annual Total Returns(2,3,4) (as of 10/31/08)

	Inception	1	Since
	Date	Year	Inception

Conservative Allocation A#	5/28/04	-22.99%	0.26%
Conservative Allocation A##	5/28/04	-27.23%	-1.02%
Conservative Allocation B#	5/28/04	-23.55%	-0.42%
Conservative Allocation B##	5/28/04	-27.12%	-0.80%
Conservative Allocation C#	5/28/04	-23.57%	-0.42%
Conservative Allocation C##	5/28/04	-24.28%	-0.42%
Conservative Allocation I#	5/28/04	-22.73%	0.39%
Conservative Allocation R3#	5/28/04	-23.28%	0.08%
Conservative Allocation R4#	5/28/04	-23.01%	0.23%
Conservative Allocation R5#	5/28/04	-22.81%	0.34%

#	Without sales charge

##	With sales charge
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1)	Growth of a $10,000 investment in Classes B, C, I, R3, R4 and R5 shares will vary from results seen above due to differences in the expenses charged to these classes.

(2)	Class I shares commenced operations on 8/31/06. Performance prior to 8/31/06 reflects Class A performance. Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to 12/22/06 reflects Class A performance.

(3)	The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.

(4)	Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2008, which excludes investment transactions as of this date.
Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Portfolio Managers Hugh Whelan Senior Vice President	Edward C. Caputo Vice President
How did the Fund perform?
The Class A shares of The Hartford Conservative Allocation Fund returned -22.99%, before sales charge, for the twelve-month period ended October 31, 2008. In comparison, its benchmarks, the S&P 500 Index and the Barclays Capital U.S. Aggregate Bond Index (formerly Lehman Brothers U.S. Aggregate Bond Index), returned -36.08% and 0.30%, respectively, while the average return for the Lipper Mixed-Asset Target Allocation Conservative Funds category, a group of funds with investment strategies similar to those of the Fund, was -19.05%.
Why did the Fund perform this way?
It was an extremely difficult year for the financial markets as the deepening credit crisis led to some extraordinary events including the failure, forced merger or government rescue of several venerable financial institutions. Investor confidence plummeted, sending stock prices sharply lower. Within U.S. equities, although all segments of the market declined, small-cap stocks outperformed mid-cap and large-cap stocks. Across all capitalizations, the value investment style beat growth. In contrast to the prior year, U.S. stocks significantly outperformed international stocks. In the fixed-income market, U.S. Treasury securities outperformed all other sectors as the flight to quality pushed Treasury yields lower, particularly on the short end of the yield curve (i.e. bonds with a shorter maturity date), with the yield on five-year Treasury notes declining 134 basis points to 2.83% and the yield on 10-year notes declining 52 basis points to 3.95%. Spreads in all non-government sectors widened dramatically (i.e. short and long term interest rates moving farther apart), but commercial mortgage-backed securities (CMBS) turned in the worst performance. High yield asset classes also suffered, underperforming the broad fixed income market as measured by the Barclays Capital U.S. Aggregate Bond Index. Generally, the Fund’s target asset allocation is set at approximately 40 % equities and 60% fixed-income.
The Fund’s asset allocation within equities detracted from performance. Specifically, allocations to international stocks (large-cap, small-cap and emerging markets) were the largest detractors. However, the Fund benefited from asset allocation changes implemented during the period including a reduction in international stocks in favor of domestic stocks. Asset allocation within the fixed income portion of the Fund also detracted from performance, driven by allocations to floating rate notes and high yield bonds. However, the negative impact was somewhat offset by a reduction in the Fund’s allocation to TIPS (Treasury Inflation Protected Securities) in favor of intermediate-term bonds, which was beneficial to performance. The Fund’s duration (a measure of interest-rate sensitivity) was targeted to be lower than that of the Barclays Capital U.S. Aggregate Bond Index, which was disadvantageous as yields declined during the period.
The Fund’s performance is influenced not just by our asset allocation decisions, but also by the performance of the underlying funds we select to meet our asset allocation targets. During the period, our fund selection enhanced relative (i.e. performance of the Fund as measured against the benchmark) performance. In keeping with the Fund’s long-term approach, we typically use cash flows to reallocate among the underlying funds. However, one hard rebalance (i.e. a fund rebalancing to move the underlying fund investments to their target allocation percentages) was executed during the reporting period. Given the weak equity market performance, a rebalance was required to restore the portfolio allocations back to their targets.
During the period, the Fund began to utilize exchange-traded funds (ETFs) to obtain asset class exposures unavailable through The Hartford fund family. Doing so enables the Fund to capture additional opportunities, while also enhancing its diversification. Specifically, the Fund has set target allocations to ETFs that provide U.S. real estate and international real estate exposure. During the period, the Fund increased its weighting in REITs and decreased its allocation to TIPS in favor of intermediate bonds. Late in the period, we reduced the Fund’s weighting in international stocks in favor of domestic stocks.
What is the outlook?
For the near future, the extreme nature of the current credit crisis is likely to have a negative impact on GDP growth. While strong, well-capitalized and well-funded companies will weather the current environment, uncertainty about the near-term health of the economy is likely to crimp capital spending. This would, in turn, likely result in further weakness in employment and a decline in incomes and spending, reinforcing the slowdown. This is a situation that only time can cure, although the time required may be shortened by well-crafted private and public solutions. In addition to the government programs introduced late in the period, there is a strong possibility that a new stimulus package, funded by fiscal policy, will be introduced when the new administration enters office. We also foresee further easing in monetary policy (i.e. lowering interest rates) in 2009.
On August 6, 2008, the Board of Directors of The Hartford Mutual Funds, Inc. (“Company”) approved an Agreement and Plan of Reorganization (“Reorganization Agreement”) that provides for the reorganization of a series of the Company, The Hartford Retirement Income Fund, into The Hartford Conservative Allocation Fund, another series of the Company (“Reorganization”). The Reorganization does not require shareholder approval.
The Reorganization is expected to occur on or about February 28, 2009 or on such later date as the officers of the Company determine (“Closing Date”). As of the close of business on the Closing Date, pursuant to the Reorganization Agreement, each shareholder of Class A, Class B, Class C, Class R3, Class R4 and Class R5 shares of The Hartford Retirement Income Fund will become the owner of the number of corresponding full and fractional shares of The Hartford Conservative Allocation Fund, having an equal aggregate net asset value.
Composition by Underlying Fund
as of October 31, 2008

Percentage of
Fund Name	Net Assets
Hartford Capital Appreciation Fund, Class Y	13.1%
Hartford Disciplined Equity Fund, Class Y	4.4
Hartford Equity Income Fund, Class Y	5.3
Hartford Floating Rate Fund, Class Y	7.7
Hartford Fundamental Growth Fund, Class Y	0.9
Hartford Global Growth Fund, Class Y	3.7
Hartford Growth Opportunities Fund, Class Y	3.0
Hartford High Yield Fund, Class Y	3.0
Hartford Income Fund, Class Y	11.8
Hartford Inflation Plus Fund, Class Y	8.9
Hartford International Opportunities Fund, Class Y	3.0
Hartford International Small Company Fund, Class Y	1.1
Hartford LargeCap Growth Fund, Class Y	0.4
Hartford Select MidCap Value Fund, Class Y	0.8
Hartford Select SmallCap Value Fund, Class Y	1.6
Hartford Short Duration Fund, Class Y	13.8
Hartford Strategic Income Fund, Class Y	4.1
Hartford Total Return Bond Fund, Class Y	9.3
Hartford Value Fund, Class Y	3.0
Powershares Emerging Markets Sovereign Debt Portfolio ETF	0.1
SPDR DJ Wilshire International Real Estate ETF	0.2
SPDR DJ Wilshire REIT ETF	0.2
Other Assets and Liabilities	0.6

Total	100.0%

The Hartford Disciplined Equity Fund
(subadvised by Wellington Management Company, LLP)
S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks.
You cannot invest directly in an index.
The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.
Investment objective — Seeks growth of capital.
Average Annual Total Returns(2,3,4) (as of 10/31/08)

	Inception	1	5	10	Since
	Date	Year	Year	Year	Inception

Disciplined Equity A#	4/30/98	-37.46%	-1.22%	-0.13%	0.05%
Disciplined Equity A##	4/30/98	-40.90%	-2.33%	-0.70%	-0.49%
Disciplined Equity B#	4/30/98	-37.85%	-1.89%	NA *	NA *
Disciplined Equity B##	4/30/98	-40.96%	-2.29%	NA *	NA *
Disciplined Equity C#	4/30/98	-37.90%	-1.91%	-0.82%	-0.64%
Disciplined Equity C##	4/30/98	-38.52%	-1.91%	-0.82%	-0.64%
Disciplined Equity R3#	4/30/98	-37.64%	-1.00%	0.24%	0.42%
Disciplined Equity R4#	4/30/98	-37.37%	-0.86%	0.30%	0.48%
Disciplined Equity R5#	4/30/98	-37.23%	-0.77%	0.35%	0.53%
Disciplined Equity Y#	4/30/98	-37.16%	-0.72%	0.38%	0.55%

#	Without sales charge

##	With sales charge

NA	Not Applicable

*	10 year and inception returns are not applicable for Class B because after 8 years Class B converts to Class A.
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Classes B, C, R3, R4, R5 and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

(2)	Class C shares commenced operations on 7/31/98. Performance prior to 7/31/98 reflects Class B performance less Class C sales charges where applicable. Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to 12/22/06 reflects Class Y performance.

(3)	The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.

(4)	Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2008, which excludes investment transactions as of this date.

Portfolio Managers
James A. Rullo, CFA	Mammem Chally, CFA
Senior Vice President, Partner	Vice President
How did the Fund perform?
The Class A shares of The Hartford Disciplined Equity Fund returned -37.46%, before sales charge, for the twelve-month period ended October 31, 2008, underperforming its benchmark, the S&P 500 Index, which returned -36.08% for the same period. The Fund also underperformed the -36.46% return of the average fund in the Lipper Large-Cap Core Funds peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
The one-year period ended October 31, 2008 was one of the most volatile in history. After a positive start to the year, global equity markets stumbled as the widespread contraction in credit led to major changes in the financial landscape. These included the near collapse of the large investment bank Bear Stearns, the government takeovers of Fannie Mae and Freddie Mac, the collapse of Lehman Brothers, the fall of insurance firm American International Group (AIG), and the seizure of banking firm Washington Mutual. The global economy also weakened, sending energy and commodities prices lower. In response to increasing concerns about the financial system and a potential U.S. recession, equity investors sought to shed risk, punishing equity securities broadly.
Large (-36%), mid (-36%), and small (-34%) cap stocks declined in unison during the period, as measured by the S&P 500 , S&P MidCap 400, Russell 2000 Indices, respectively. Growth and Value stocks both declined by 37%, as measured by the Russell 1000 Growth and Russell 1000 Value Indices. All ten sectors within the S&P 500 Index posted negative returns. Financials (-52%), Information Technology (-41%), and Materials (-41%) were the biggest laggards, while traditionally defensive sectors Consumer Staples (-12%) and Health Care (-24%) declined the least.

The Fund’s relative (i.e. performance of the Fund as measured against the benchmark) underperformance was due to security selection, as weak selection in Health Care, Consumer Discretionary, Consumer Staples, and Utilities more than offset positive selection in Financials, Information Technology, and Materials. Sector allocation, which is a result of the bottom-up (i.e. stock by stock fundamental research) stock selection process, contributed positively to benchmark-relative performance primarily due to our overweight (i.e. the Fund’s sector position was greater than the benchmark position) allocation to the Health Care sector.
The largest detractors from performance on a relative basis were Johnson & Johnson (Health Care), Procter & Gamble (Consumer Staples), Exxon Mobil (Energy), and Marathon Oil (Energy). Not owning New-Jersey based health products maker Johnson & Johnson and global provider of branded consumer products Procter & Gamble hurt relative performance as shares of these companies performed well in the market downturn. The Fund’s underweight (i.e. the Fund’s sector position was less than the benchmark position) position in integrated oil and natural gas company Exxon Mobil hurt relative performance as the firm’s track record of high returns on capital, strong cash flow generation, and solid balance sheet positioning provided a relatively safe haven within the Energy sector. Shares of Marathon Oil, an oil exploration and production company, declined over the period due to uncertainty in the global economy and falling oil prices. Top detractors from absolute (i.e. total return) performance were insurance holding company Assurant (Financials) and medical product and service provider McKesson (Health Care).
Top contributors to relative performance during the period included AIG (Financials), Amgen (Health Care), and Occidental Petroleum (Materials). Not owning global insurance and financial services provider AIG was the largest contributor to relative to benchmark performance. The company’s shares plummeted as liquidity constraints and credit rating downgrades led to an unprecedented government bailout of the firm. Leading biotechnology company Amgen reported positive, long awaited phase three data for its osteoporosis drug in development, Denosumab. The drug may be more effective than currently available products and thus far has an acceptable safety profile. Oil and gas and chemical company Occidental Petroleum saw its shares rise along with the rally in crude oil prices during the second quarter. Top contributors to the Fund’s absolute performance also included steel producer U.S. Steel (Materials) and credit card company Visa (Information Technology).
What is the outlook?
Global equities tumbled over the past year, and particularly in recent months, on a deteriorating outlook for earnings and sharply increased fear levels among investors. The U.S. Treasury and Federal Reserve, in concert with several foreign governments, have embarked on an unprecedented series of rescue moves, but the results remain to be seen. In the wake of these capital market events, business and consumer confidence and spending have moved lower.
In this environment, the Fund continues to focus on stock selection as the key driver of returns, using proprietary fundamental and quantitative research in a disciplined framework to build a portfolio of the most attractive stocks. Sector exposures are residuals from this bottom-up stock selection process and are not explicit management decisions. Based on individual stock decisions, the Fund ended the period most overweight the Health Care and Information Technology sectors and most underweight the Industrials, Energy, and Financials sectors. At the end of the period, the Fund’s largest holdings included department store giant Wal-Mart, defense contractor Lockheed Martin, and computer hardware maker Hewlett-Packard.
Diversification by Industry
as of October 31, 2008

Percentage of
Industry	Net Assets
Automobiles & Components	0.2%
Banks	3.3
Capital Goods	4.4
Commercial & Professional Services	0.7
Diversified Financials	3.2
Energy	10.0
Food & Staples Retailing	4.3
Food, Beverage & Tobacco	5.9
Health Care Equipment & Services	7.2
Household & Personal Products	0.5
Insurance	4.7
Materials	1.4
Media	2.9
Pharmaceuticals, Biotechnology & Life Sciences	16.6
Real Estate	0.8
Retailing	3.8
Semiconductors & Semiconductor Equipment	1.3
Software & Services	9.1
Technology Hardware & Equipment	8.6
Telecommunication Services	2.9
Transportation	2.4
Utilities	3.9
Short-Term Investments	0.4
Other Assets and Liabilities	1.5

Total	100.0%

The Hartford Diversified International Fund
(subadvised by Wellington Management Company, LLP)
MSCI All Country World ex US Index is a broad based, unmanaged, market capitalization weighted, total return index that measures the performance of both developed and emerging stock markets, excluding the U.S. The index is calculated to exclude companies and share classes which cannot be freely purchased by foreigners.
You cannot invest directly in an index.
The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Investment objective — Seeks long-term capital appreciation.
Average Annual Total Returns(2,3) (as of 10/31/08)

	Inception	Since
	Date	Inception

Diversified International A#	6/30/08	-41.20%
Diversified International A##	6/30/08	-44.43%
Diversified International B#	6/30/08	-41.30%
Diversified International B##	6/30/08	-44.24%
Diversified International C#	6/30/08	-41.30%
Diversified International C##	6/30/08	-41.89%
Diversified International I#	6/30/08	-41.10%
Diversified International R3#	6/30/08	-41.20%
Diversified International R4#	6/30/08	-41.20%
Diversified International R5#	6/30/08	-41.10%
Diversified International Y#	6/30/08	-41.10%

#	Without sales charge

##	With sales charge
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Classes B, C, I, R3, R4, R5 and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

(2)	The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.

(3)	Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2008, which excludes investment transactions as of this date.
Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Portfolio Managers
Cheryl M. Duckworth, CFA	Andrew S. Offit, CPA,	Vera M. Trojan, CFA,
Senior Vice President	Senior Vice President	Senior Vice President

Theodore B.P. Jayne, CFA,	David S. Pope, CFA,
Vice President	Vice President
How did the Fund perform?
The Class A shares of The Hartford Diversified International Fund returned -41.20%, before sales charge, for the four-month period ended October 31, 2008, underperforming its benchmark, the MSCI All Country World ex-U.S. Index, which returned -39.04% for the same period. The Fund also underperformed the -36.62% return of the average fund in the Lipper International Multi-Cap Core peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
The four-month period was one of the most volatile in recent history. After a positive start to the year, the global equity markets stumbled on credit crunch related issues such as the near collapse of the large investment bank Bear Stearns and Washington Mutual which were taken over by JP Morgan Chase, the government takeovers of Fannie Mae and Freddie Mac, the collapse of Lehman Brothers, and the bailout of insurance firm American International Group (AIG). The global economy also weakened, sending energy and commodities prices lower. In response to increasing concerns about the financial system and a potential U.S. recession, equity investors sought to shed risk. In this environment, all sectors within the MSCI All Country World ex—U.S. Index posted double digit declines. Materials (-57%), Energy (-47%), and Industrials  (-44%) declined the most while Health Care (-17%) declined the least.
The Fund underperformed its benchmark due to security selection, particularly within Consumer Discretionary, Energy, and Industrials. Allocation among sectors, a result of the bottom-up (i.e. stock by stock fundamental research) stock selection process, was positive, mostly due to a modest cash position and an overweight (i.e. the Fund’s sector position was greater than the benchmark position) position in the Health Care and Consumer Staples sector.
The largest detractors from relative (i.e. performance of the Fund as measured against the benchmark) returns were Elan (Pharmaceuticals), Volkswagen (Consumer Discretionary), and Xstrata (Materials). Elan is an Ireland-based biotechnology company. Shares declined with disappointing developments concerning the firm’s Alzheimer’s drug Bapineuzumab and multiple-sclerosis drug Tysabri. Shares in German auto manufacturer Volkswagen rose sharply at the end of October on news that Porsche was increasing its stake in the company, making Volkswagen Europe’s biggest company by market value. The Fund did not own the stock which hurt relative performance versus the benchmark. Xstrata is a diversified mining company. The stock fell during the period, mostly during the third quarter, due to a broad-based decline among mining companies amid concern that the slowing economy will curb demand. The company’s stock price was further pressured when it launched, but did not complete, an unsolicited cash offer for platinum miner Lonmin. E.ON (Utilities), Societe Generale (Financials), and Gazprom (Energy) were the largest detractors from absolute (i.e. total return) performance.
Japan Tobacco (Consumer Discretionary), AstraZeneca (Health Care), and ACE (Financials) were the largest positive contributors to relative performance. Although Japan Tobacco’s shares declined during the period, they declined less than many names in the benchmark partly due to the successful acquisition of Gallaher, the UK cigarette maker, which doubled the size of the company’s international operations. AstraZeneca’s share price benefited from a favorable outcome in a U.S. patent battle over its second-biggest selling drug for schizophrenia and bipolar disorder, Seroquel. ACE, a global property and casualty insurance company, received a share price boost from robust earnings results and strong balance sheet. Royal Bank of Scotland (Financials) and Hogy Medical (Health Care), a Japanese pharmaceutical company, were also top contributors to absolute performance.
What is the outlook?
As the market continues to price in a weak economic environment, equities may remain challenged and volatile despite valuations that appear to be attractive on the surface. Governments and central banks have taken aggressive actions including cutting interest rates and injecting capital into institutions in order to provide stability and stimulate economic growth. Further intervention may be necessary to unclog capital markets. We believe the recent wave of selling has created disconnects between company fundamentals and stock prices for many securities.
The Diversified International Fund is a multi-managed Fund with an opportunistic investment approach. The Fund’s managers pursue diverse and complementary investment strategies, with fundamental, bottom-up research as the foundation for portfolio construction. Due to these bottom-up investment decisions we ended the period most overweight the Health Care, Consumer Staples and Industrials sectors and most underweight (i.e. the Fund’s sector position was less than the benchmark position) the Energy, Financials, and Consumer Discretionary sectors. The Fund’s largest absolute sector allocations were Financials, Health Care, and Consumer Staples.
Diversification by Industry
as of October 31, 2008

Percentage of
Industry	Net Assets
Automobiles & Components	3.1%
Banks	10.5
Capital Goods	6.2
Commercial & Professional Services	1.3
Consumer Durables & Apparel	0.5
Consumer Services	0.7
Diversified Financials	5.4
Energy	7.2
Food & Staples Retailing	2.6
Food, Beverage & Tobacco	8.2
Health Care Equipment & Services	1.5
Diversification by Industry (continued)
as of October 31, 2008

Percentage of
Industry	Net Assets
Household & Personal Products	0.8
Insurance	3.8
Materials	8.7
Media	1.4
Pharmaceuticals, Biotechnology & Life Sciences	10.3
Real Estate	1.9
Retailing	1.9
Semiconductors & Semiconductor Equipment	0.8
Software & Services	2.5
Technology Hardware & Equipment	3.1
Telecommunication Services	6.2
Transportation	2.5
Utilities	4.9
Short-Term Investments	3.7
Other Assets and Liabilities	0.3

Total	100.0%

Diversification by Country
as of October 31, 2008

Percentage of
Country	Net Assets
Australia	1.6%
Austria	0.6
Belgium	1.7
Brazil	2.1
Canada	3.2
Chile	0.1
China	1.4
Denmark	0.3
Egypt	0.1
Finland	1.0
France	8.6
Germany	6.9
Greece	0.1
Hong Kong	1.2
India	1.4
Ireland	0.7
Israel	1.2
Italy	1.2
Japan	15.8
Luxembourg	0.9
Malaysia	0.2
Mexico	0.5
Netherlands	2.9
Norway	0.7
Panama	0.2
Peru	0.1
Portugal	0.1
Russia	1.6
Singapore	0.9
South Africa	1.2
Spain	2.1
Sweden	1.9
Switzerland	10.0
Taiwan	0.8
Thailand	0.2
Turkey	0.5
United Kingdom	19.5
United States	2.5
Short-Term Investments	3.7
Other Assets and Liabilities	0.3

Total	100.0%

The Hartford Dividend and Growth Fund
(subadvised by Wellington Management Company, LLP)
Russell 1000 Value Index measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values.
S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks.
You cannot invest directly in an index.
The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.
Investment objective — Seeks a high level of current income consistent with growth of capital.
Average Annual Total Returns(2,3,4) (as of 10/31/08)

	Inception	1	5	10	Since
	Date	Year	Year	Year	Inception

Dividend & Growth A#	7/22/96	-32.24%	2.92%	2.93%	6.55%
Dividend & Growth A##	7/22/96	-35.96%	1.77%	2.35%	6.06%
Dividend & Growth B#	7/22/96	-32.85%	2.04%	NA *	NA *
Dividend & Growth B##	7/22/96	-35.99%	1.71%	NA *	NA *
Dividend & Growth C#	7/22/96	-32.80%	2.17%	2.21%	5.81%
Dividend & Growth C##	7/22/96	-33.43%	2.17%	2.21%	5.81%
Dividend & Growth I#	7/22/96	-32.02%	3.07%	3.00%	6.61%
Dividend & Growth R3#	7/22/96	-32.53%	3.06%	3.28%	6.93%
Dividend & Growth R4#	7/22/96	-32.25%	3.21%	3.35%	6.99%
Dividend & Growth R5#	7/22/96	-32.06%	3.32%	3.41%	7.04%
Dividend & Growth Y#	7/22/96	-31.99%	3.36%	3.43%	7.05%

#	Without sales charge

##	With sales charge

NA	Not Applicable

*	10 year and inception returns are not applicable for Class B because after 8 years Class B converts to Class A.
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Classes B, C, I, R3, R4, R5 and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

(2)	Class C shares commenced operations on 7/31/98. Performance prior to 7/31/98 reflects Class B performance less Class C sales charges where applicable. Class I shares commenced operations on 8/31/06. Performance prior to 8/31/06 reflects Class A performance. Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to 12/22/06 reflects Class Y performance.

(3)	The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.

(4)	Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2008, which excludes investment transactions as of this date.
Portfolio Manager
Edward P. Bousa, CFA
Senior Vice President, Partner
How did the Fund perform?
The Class A shares of The Hartford Dividend and Growth Fund returned -32.24%, before sales charge, for the twelve-month period ended October 31, 2008, outperforming its benchmark, the S&P 500 Index, which returned -36.08% for the same period. The Fund also outperformed the -34.01% return of the average fund in the Lipper Equity Income Funds peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
The twelve-month period ended October 31, 2008 was one of the most volatile in recent history. After a positive start to the year, the global equity markets stumbled on credit crunch related issues such as the near collapse of the large investment bank Bear Stearns, the government takeovers of Fannie Mae and Freddie Mac, the collapse of Lehman Brothers, the fall of insurance firm American International Group (AIG), and the seizure of banking firm Washington Mutual. The global economy also weakened, sending energy and commodities prices lower. In response to increasing concerns about the financial system and a potential U.S. recession, equity investors sought to shed risk.
Overall equity market performance was weak for the period across all market capitalizations: large cap equities (-36.08%), mid caps (-36.46%), and small caps (-34.16%) declined as represented by the S&P 500, S&P MidCap 400, and Russell 2000 Indices respectively. During the twelve month period all sectors within the S&P 500 Index posted sharp negative returns led by Financials

(-52%), Information Technology (-41%), and Materials (-41%). Traditionally defensive sectors Consumer Staples (-12%) and Health Care (-24%) posted the least negative returns.
The Fund’s outperformance relative (i.e. performance of the Fund as measured against the benchmark) to the S&P 500 was due to both stock selection and sector allocation, which is the residual of bottom-up (i.e. stock by stock fundamental research) stock selection. Stock selection in Information Technology, Financials, and Energy more than offset weak stock selection in the Health Care sector. Our underweight (i.e. the Fund’s sector position was less than the benchmark position) allocation to underperforming Financials and Information Technology contributed positively to benchmark-relative performance. The Fund’s underweight to Consumer Staples was a detractor. The Fund also benefited from a modest cash position in a declining equity market.
The Fund’s top contributors to relative performance during the period were Chevron (Energy), ACE (Financials), and Wal-Mart Stores (Consumer Staples). Chevron benefited from the rally in crude oil and natural gas prices during the first part of the period. Shares of ACE, a worldwide insurance and reinsurance provider, contributed to relative performance as turmoil in the financial sector, particularly in insurance companies, led investors to the safest, most stable names in the space. Wal-Mart Stores, the world’s largest retailer, was well-prepared for a softening retail environment due to its tight cost controls and reduced inventory levels. Rohm and Haas (Materials) and Travelers (Financials) were top contributors to absolute (i.e. total return) performance.
Detractors from relative performance included Johnson & Johnson (Health Care), UBS (Financials), and Freddie Mac (Financials). Johnson & Johnson, a medical device, consumer product, and pharmaceutical company, performed well during the period due to its diversified business model. The Fund did not hold shares in the company which hurt relative performance. Diversified financials firm UBS was hurt by the credit and liquidity crisis that continues to impact financial companies. Additionally, lawsuits in the U.S. regarding illegal sheltering of client assets from U.S. taxes have resulted in unwanted publicity for UBS’ U.S. wealth management business. Freddie Mac is a company that purchases residential mortgages and mortgage-related securities and securitizes them into mortgage-related securities that can be sold to investors. As volatility increased in the housing sector, we eliminated the position before the company received the government bailout. General Electric (Industrials), AT&T (Telecommunication Services), and Bank of America (Financials) were top detractors from absolute performance.
What is the outlook?
Liquidity constraints continued to dominate the economic landscape at the end of the period as the Federal Government was forced to undertake its largest role in the markets since the Great Depression. Our investment discipline is focused on investing in areas of strong demand and avoiding areas of oversupply. In Financials, balance sheet exposures appear to be playing out. Credit supply is tight, but demand is low. Over the year, we have actively reduced our underweight position to the sector. We remain positive on natural gas and oil, despite their recent poor performance and have therefore maintained an overweight (i.e. the Fund’s sector position was greater than the benchmark position) to the Energy sector.
At the end of the period, our largest overweights were to the Energy, Telecommunication Services, and Utilities sectors, while we remain underweight the Information Technology, Consumer Staples, and Consumer Discretionary sectors.
Diversification by Industry
as of October 31, 2008

Percentage of
Industry	Net Assets
Automobiles & Components	0.8%
Banks	2.9
Capital Goods	8.2
Commercial & Professional Services	1.6
Consumer Services	0.4
Diversified Financials	7.7
Energy	17.3
Food & Staples Retailing	2.6
Food, Beverage & Tobacco	4.0
Health Care Equipment & Services	2.5
Household & Personal Products	2.2
Insurance	4.4
Materials	4.3
Media	3.6
Pharmaceuticals, Biotechnology & Life Sciences	10.7
Retailing	1.3
Semiconductors & Semiconductor Equipment	1.5
Software & Services	3.0
Technology Hardware & Equipment	4.4
Telecommunication Services	5.3
Transportation	1.9
Utilities	5.6
Short-Term Investments	3.7
Other Assets and Liabilities	0.1

Total	100.0%

The Hartford Equity Growth Allocation Fund
(subadvised by Hartford Investment Management Company)
S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks.
You cannot invest directly in an index.
The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.
Investment objective — Seeks long-term capital appreciation.
Average Annual Total Returns(2,3,4) (as of 10/31/08)

	Inception	1	Since
	Date	Year	Inception

Equity Growth Allocation A#	5/28/04	-40.92%	-0.82%
Equity Growth Allocation A##	5/28/04	-44.17%	-2.07%
Equity Growth Allocation B#	5/28/04	-41.40%	-1.50%
Equity Growth Allocation B##	5/28/04	-44.06%	-1.89%
Equity Growth Allocation C#	5/28/04	-41.35%	-1.49%
Equity Growth Allocation C##	5/28/04	-41.88%	-1.49%
Equity Growth Allocation I#	5/28/04	-40.73%	-0.66%
Equity Growth Allocation R3#	5/28/04	-41.10%	-0.92%
Equity Growth Allocation R4#	5/28/04	-40.92%	-0.80%
Equity Growth Allocation R5#	5/28/04	-40.78%	-0.69%

#	Without sales charge

##	With sales charge
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Classes B, C, I, R3, R4 and R5 shares will vary from results seen above due to differences in the expenses charged to these classes.

(2)	Class I shares commenced operations on 8/31/06. Performance prior to 8/31/06 reflects Class A performance. Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to 12/22/06 reflects Class A performance.

(3)	The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.

(4)	Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2008, which excludes investment transactions as of this date.

Portfolio Managers
Hugh Whelan	Edward C. Caputo
Managing Director	Assistant Vice President
How did the Fund perform?
The Class A shares of The Hartford Equity Growth Allocation Fund returned -40.92%, before sales charge, for the twelve-month period ended October 31, 2008. In comparison, its benchmark, the S&P 500 Index, returned -36.08% while the average return of the Lipper Multi-Cap Core Funds category, a group of funds with investment strategies similar to those of the Fund, was -38.23%.
Why did the Fund perform this way?
It was an extremely difficult year for the financial markets as the deepening credit crisis led to some extraordinary events including the failure, forced merger or government rescue of several venerable financial institutions. Investor confidence plummeted, sending stock prices sharply lower. Within U.S. equities, although all segments of the market declined, small-cap stocks outperformed mid-cap and large-cap stocks. Across all capitalizations, the value investment style beat growth. In contrast to the prior year, U.S. stocks significantly outperformed international stocks.
The Fund’s asset allocation within equities detracted from performance. Specifically, allocations to international stocks (large-cap, small-cap and emerging markets) were the largest detractors. However, the Fund benefited from asset allocation changes implemented during the period including a reduction in international stocks in favor of domestic stocks.
The Fund’s performance is influenced not just by our asset allocation decisions, but also by the performance of the underlying funds we select to meet our asset allocation targets. During the period, our fund selection enhanced relative (i.e. performance of the Fund as measured against the benchmark) performance. In keeping with the Fund’s long-term approach, we typically use cash flows to reallocate among the underlying funds. However, one hard rebalance (i.e. a fund rebalancing to move the underlying fund investments to their target allocation percentages) was executed during the reporting period. Given the weak equity market performance, a rebalance was required to restore the portfolio allocations back to their targets.
During the period, the Fund began to utilize exchange-traded funds (ETFs) to obtain asset class exposures unavailable through The Hartford fund family. Doing so enables the Fund to capture additional opportunities while also enhancing its diversification. Specifically, the Fund has set target allocations to ETFs that provide U.S. real estate and international real estate exposure. Late in the period, we reduced the Fund’s weighting in international stocks in favor of domestic mid-cap and small-cap stocks.
What is the outlook?
For the near future, the extreme nature of the current credit crisis is likely to have a negative impact on GDP growth. While strong, well-capitalized and well-funded companies will weather the current environment, uncertainty about the near-term health of the economy is likely to crimp capital spending. This would, in turn, likely result in further weakness in employment and a decline in incomes and spending, reinforcing the slowdown. This is a situation that only time can cure, although the time required may be shortened by well-crafted private and public solutions. In addition to the government programs introduced late in the period, there is a strong possibility that a new stimulus package, funded by fiscal policy, will be introduced when the new administration enters office. We also foresee further easing in monetary policy (i.e. lowering interest rates) in 2009.
Our portfolio construction process focuses on eleven different asset classes. Over the last year, we have witnessed the volatility of these asset classes and the correlations between them increase dramatically, not just in the U.S. market, but across the globe. It did not pay to diversify outside of our benchmark during the fiscal year, as few asset classes outperformed the S&P 500. We believe that, over time, the markets will stabilize and the historical relationships between these asset classes will be restored. As of the end of the reporting period, the Fund is positioned with an expectation that U.S. stocks will outperform international stocks and the value investment style should outperform growth.
Composition by Underlying Fund
as of October 31, 2008

Percentage of
Fund Name	Net Assets
Hartford Capital Appreciation Fund, Class Y	20.7%
Hartford Disciplined Equity Fund, Class Y	7.6
Hartford Equity Income Fund, Class Y	3.2
Hartford Fundamental Growth Fund, Class Y	0.4
Hartford Global Growth Fund, Class Y	6.4
Hartford Growth Fund, Class Y	3.1
Hartford Growth Opportunities Fund, Class Y	8.5
Hartford International Opportunities Fund, Class Y	6.7
Hartford International Small Company Fund, Class Y	4.9
Hartford LargeCap Growth Fund, Class Y	0.4
Hartford Select MidCap Value Fund, Class Y	3.6
Hartford Select SmallCap Value Fund, Class Y	8.6
Hartford Small Company Fund, Class Y	7.3
Hartford Value Fund, Class Y	17.7
SPDR DJ Wilshire International Real Estate ETF	0.8
SPDR DJ Wilshire REIT ETF	0.2
Other Assets and Liabilities	(0.1)

Total	100.0%

The Hartford Equity Income Fund
(subadvised by Wellington Management Company, LLP)
Russell 1000 Value Index measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values.
You cannot invest directly in an index.
The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.
Investment objective — Seeks a high level of current income consistent with growth of capital.
Average Annual Total Returns(2,3,4) (as of 10/31/08)

	Inception	1	5	Since
	Date	Year	Year	Inception

Equity Income A#	8/28/03	-28.08%	3.55%	4.15%
Equity Income A##	8/28/03	-32.04%	2.38%	3.02%
Equity Income B#	8/28/03	-28.67%	2.68%	3.29%
Equity Income B##	8/28/03	-32.09%	2.32%	3.12%
Equity Income C#	8/28/03	-28.61%	2.82%	3.43%
Equity Income C##	8/28/03	-29.29%	2.82%	3.43%
Equity Income I#	8/28/03	-27.80%	3.68%	4.28%
Equity Income R3#	8/28/03	-28.26%	3.74%	4.38%
Equity Income R4#	8/28/03	-28.03%	3.87%	4.50%
Equity Income R5#	8/28/03	-27.82%	3.97%	4.61%
Equity Income Y#	8/28/03	-27.80%	4.01%	4.65%

#	Without sales charge

##	With sales charge
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Classes B, C, I, R3, R4, R5 and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

(2)	Class I shares commenced operations on 8/31/06. Performance prior to 8/31/06 reflects Class A performance. Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to 12/22/06 reflects Class Y performance.

(3)	The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.

(4)	Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2008, which excludes investment transactions as of this date.

Portfolio Managers
Karen H. Grimes, CFA	Ian R. Link, CFA	W. Michael Reckmeyer, III, CFA
Vice President	Vice President	Vice President
How did the Fund perform?
The Class A shares of The Hartford Equity Income Fund returned -28.08%, before sales charge, for the twelve-month period ended October 31, 2008, outperforming its benchmark, the Russell 1000 Value Index, which returned -36.80% for the same period. The Fund also outperformed the -34.01% return of the average fund in the Lipper Equity Income Funds peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
Liquidity constraints dominated the economic landscape over the last year which led the Federal Government to undertake its largest role in the markets since the Great Depression. Failures and forced mergers crippled financial services companies while insurers faced new questions about the health of their businesses as well. Investors looked to shed risk at every possible opportunity, leaving markets starved for bids and providing a headwind for equities broadly.
All ten broad economic sectors of the Fund’s Russell 1000 Value Index benchmark declined sharply during the twelve-month period. Information Technology (-50.5%), Financials (-50.0%) and Materials (-42.7%) performed the worst, whereas Consumer Staples performed the best, returning -13.5%. Small cap, mid cap and large cap stocks all declined during the period, as measured by the Russell 2000 (-34.2%), S&P MidCap 400 (-36.5%) and S&P 500 (-36.1%) Indices, respectively. Value and growth stocks performed equally poorly as measured by the Russell 1000 Value (-36.8%) and Russell 1000 Growth (-37.0%) Indices.
The primary driver of the Fund’s outperformance relative (i.e. performance of the Fund as measured against the benchmark) to the benchmark was stock selection, particularly within Financials, Consumer Discretionary, Information Technology, and Telecommunication Services. In addition, allocation among sectors, which is driven by bottom-up (i.e. stock by stock fundamental research) fundamental research helped performance, particularly the Fund’s underweight (i.e. the Fund’s sector position was less than the benchmark position) positions in Financials and Consumer Discretionary and overweight (i.e. the Fund’s sector position was greater than the benchmark position) positions in Consumer Staples and Utilities, both of which were perceived by investors as being “safer” sectors.
Among the top contributors to benchmark-relative returns were our positions in ACE (Insurance), Abbott Laboratories (Pharmaceuticals) and U.S. Bancorp (Banks). ACE’s stock benefited from investors’ preference for companies with stable balance sheets and solid free cash flow, as well as the perception that the company would gain market share from beleaguered American International Group (AIG), one of the world’s largest insurance firms. Abbott Labs’ shares benefited from robust sales of the company’s blockbuster arthritis drug Humira, as well as stronger sales in the company’s stents and other heart-related devices. U.S. Bancorp’s shares benefited due to the company’s limited exposure to mortgage and related securities on its balance sheet, as well as its lower credit risk relative to its competitors. Relative performance versus the benchmark also benefited from the Fund not holding AIG (Insurance), whose shares declined as liquidity constraints and credit rating downgrades forced the Federal Reserve to undertake the largest bailout of a private company in the country’s history.
In addition, top contributors to absolute (i.e. total return) returns included Trane (Industrials) and General Mills (Consumer Staples). We eliminated Trane, a global manufacturer of commercial and residential heating, ventilation and air conditioning (HVAC), earlier in the year after the company agreed to be acquired by Ingersoll-Rand. Global food manufacturer General Mills’ shares increased during the period due to robust sales of its packaged products.
The top three detractors from absolute performance were General Electric (Industrials), Bank of America (Financials) and AT&T (Telecommunication Services). General Electric’s shares declined as management announced the company would miss its earnings estimates. Shares of Bank of America declined due to the company’s exposure to mortgage-related securities, many of which were acquired as part of Bank of America’s purchase of Countrywide Financial. During the period, Bank of America acquired Merrill Lynch, one of the country’s leading brokerage firms, which we believe was a wise strategic move. AT&T’s shares declined due to higher-than-expected subsidies of the iPhone product for which AT&T is the exclusive distributor.
Top detractors from benchmark-relative returns were Johnson & Johnson (Health Care), Procter & Gamble (Consumer Staples) and UBS (Financials). Shares of Johnson and Johnson (Pharmaceuticals) and Procter & Gamble (Consumer Staples) performed relatively well during the period; however, we chose not to own them in favor of companies that we believed have better fundamentals. UBS declined due to the company’s mortgage-related securities exposure, which was much higher than expected.
What is the outlook?
Over the past year, and particularly in recent months, fear levels intensified quite sharply with good justification. There have been a number of high profile failures among critical players in the financial services arena. Systemic risk has risen substantially. The U.S. Treasury and Federal Reserve have embarked on an unprecedented series of rescue moves with little effect to date. Foreign governments have followed suit and the results remain to be seen. The credit markets are locked up. Global equities have tumbled on a much worse outlook for earnings and much higher discount rates. In the wake of the newsworthy capital market events, business and consumer confidence and spending have moved lower.
Inflation expectations, one of the prime concerns of the high-growth economies, have dropped notably. This will allow coordinated expansionary policies from all central banks. It is our belief that all possible relief efforts will be deployed, and there will be a response at some level.
In this environment, our goal is to seek out those companies we believe to be well-positioned to capitalize on continued market distress. During this period we have focused our purchases on companies with strong balance sheets and leading market positions, with a preference for strong deposit franchises among the banks.
Our outlook for the U.S. consumer remains bleak, and the Fund maintains its defensive posture through an overweight to Consumer Staples and underweight to Financials and Consumer Discretionary sectors. We also reduced our exposure to Energy significantly during the third quarter, on worries of an accelerated global slowing.
Diversification by Industry
as of October 31, 2008

Percentage of
Industry	Net Assets
Banks	7.8%
Capital Goods	7.3
Commercial & Professional Services	2.6
Diversified Financials	7.7
Energy	15.5
Food & Staples Retailing	0.4
Food, Beverage & Tobacco	9.3
Household & Personal Products	2.1
Insurance	5.6
Materials	5.2
Pharmaceuticals, Biotechnology & Life Sciences	7.0
Real Estate	1.3
Retailing	4.7
Semiconductors & Semiconductor Equipment	1.5
Software & Services	2.3
Telecommunication Services	5.8
Transportation	1.2
Utilities	10.1
Short-Term Investments	2.1
Other Assets and Liabilities	0.5

Total	100.0%

The Hartford Floating Rate Fund
(subadvised by Hartford Investment Management Company)
Credit Suisse Leveraged Loan Index is designed to mirror the investable universe of the U.S.dollar-denominated leveraged loan market.
You cannot invest directly in an index.
The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.
Investment objective — Seeks a high level of current income.
Average Annual Total Returns(2,3,4) (as of 10/31/08)

	Inception	1	Since
	Date	Year	Inception

Floating Rate A#	4/29/05	-22.71%	-3.61%
Floating Rate A##	4/29/05	-25.03%	-4.45%
Floating Rate B#	4/29/05	-23.30%	-4.34%
Floating Rate B##	4/29/05	-26.94%	-5.03%
Floating Rate C#	4/29/05	-23.24%	-4.31%
Floating Rate C##	4/29/05	-23.96%	-4.31%
Floating Rate I#	4/29/05	-22.51%	-3.43%
Floating Rate R3#	4/29/05	-22.80%	-3.58%
Floating Rate R4#	4/29/05	-22.63%	-3.49%
Floating Rate R5#	4/29/05	-22.55%	-3.34%
Floating Rate Y#	4/29/05	-22.39%	-3.33%

#	Without sales charge

##	With sales charge
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Classes B, C, I, R3, R4, R5 and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

(2)	Class I shares commenced operations on 8/31/06. Performance prior to 8/31/06 reflects Class A performance. Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to 12/22/06 reflects Class Y performance.

(3)	The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.

(4)	Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2008, which excludes investment transactions as of this date.

Portfolio Managers
Michael Bacevich	Frank Ossino
Managing Director	Vice President
How did the Fund perform?
The Class A shares of The Hartford Floating Rate Fund returned -22.71%, before sales charge, for the twelve-month period ended October 31, 2008. In comparison, its benchmark, the CSFB Leveraged Loan Index, returned -20.34% while the average return of the Lipper Loan Participation Funds category, a group of funds with investment strategies similar to those of the Fund, was -20.16%.
Why did the Fund perform this way?
It was an extremely volatile year for the financial markets as poor economic news, the housing slump and the deepening credit crisis led to some extraordinary events including the failure, forced merger or government rescue of several venerable financial institutions. These factors, including the delay in the passage of the government’s bailout plan (“TARP”), led to extremely tight credit conditions that weighed heavily on the high yield loan market, as well as most other sectors. Fund redemptions and selling pressure overall accelerated from mid-September 2008 through the end of the reporting period. As a result, it appears as of this writing that the high yield loan market will record its first negative calendar year ever in 2008.
The Fund outpaced the benchmark for the fiscal year through September 2008 but underperformed in October, resulting in performance for the twelve-month reporting period that was relatively in line with the benchmark. In the month of October, as loan prices reached historic lows, buyers began to step into the market but purchased only the most liquid, high quality loans, pushing the prices of these securities higher. The Fund held a large allocation to cash, which was increased significantly in October to ensure redemptions were met. Over the course of the period, we also reduced or eliminated positions in problem credits and sectors. For example, we steadily reduced auto and housing exposure during the year and were deliberately underweight (i.e. the Fund’s sector position was less than the benchmark position) the retail sector as we found better liquidity among higher quality assets. We also executed three portfolio sales at favorable prices.
We were very selective with regard to asset purchases during the period, focusing on loans with potential catalysts for enhanced total return as well as the new issue market, where quality issuers had to pay a premium and agree to conservative terms in order to get financing. In April, we added incremental risk via the high yield bond market against the backdrop of support from the Federal Reserve, a stabilized LIBOR, a reduced loan supply pipeline (supply of loans scheduled for future offering), and still acceptable earnings.
Overall, the top performing holdings in the Fund were those driven largely by events including Northwest Airlines, which announced they will be acquired, and PITG Gaming, which refinanced its loans. The worst performers were generally within sectors that have experienced the greatest headwinds, including housing and advertising-related businesses.
As of the end of the Fund’s fiscal year, approximately 15% of Fund holdings were in cash, 2% in high yield bonds, and less than 1% in commercial mortgage-backed securities (CMBS), Small Business Association (SBA) loans, and asset-backed securities (ABS). While defaults in the loan market reached a five-and-a-half-year high of 3.59% in October, the Fund’s default rate remained well below this number at less than 1%.
What is the outlook?
For the near future, the extreme nature of the current credit crisis is likely to have a negative impact on GDP growth. While strong, well-capitalized and well-funded companies will weather the current environment, uncertainty about the near-term health of the economy is likely to crimp capital spending. This would, in turn, likely result in further weakness in employment and a decline in incomes and spending, reinforcing the slowdown. This is a situation that only time can cure, although the time required may be shortened by well-crafted private and public solutions. In addition to the government programs introduced late in the period, there is a strong possibility that a new stimulus package, funded by fiscal policy, will be introduced when the new administration enters office. We also foresee further easing in monetary policy (i.e. lowering interest rates) in 2009.
The near- to medium-term outlook for the loan market remains uncertain. Several variables will ultimately determine its future direction: the impact of the federal TARP program, any forward guidance regarding the fourth-quarter earnings season, further redemptions from hedge funds and monthly/quarterly redemption funds, and default rates. Any or all of these could negatively impact loan prices through the end of 2008. Therefore, we will be more defensive in positioning the Fund, at least for the remainder of the year, reducing bond exposure and maintaining our higher cash position.
Diversification by Industry
as of October 31, 2008

Percentage of
Industry	Net Assets
Basic Materials	11.3%
Capital Goods	2.5
Consumer Cyclical	9.0
Consumer Staples	2.8
Energy	2.2
Finance	6.6
Health Care	10.3
Services	22.6
Technology	9.8
Transportation	3.0
Utilities	2.9
Short-Term Investments	11.8
Other Assets and Liabilities	5.2

Total	100.0%

Distribution by Credit Quality
as of October 31, 2008

Percentage of
Long-Term
Rating	Holdings
A	0.1%
BBB	0.2
BB	22.0
B	19.2
CCC	0.9
Not Rated	57.6

Total	100.0%

The Hartford Fundamental Growth Fund
(subadvised by Wellington Management Company, LLP)
Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.
S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks.
You cannot invest directly in an index.
Investment objective — Seeks long-term capital appreciation.
Average Annual Total Returns(2,3) (as of 10/31/08)

	Inception	1	5	Since
	Date	Year	Year	Inception

Fundamental Growth A#	5/24/01	-38.66%	-0.74%	-1.98%
Fundamental Growth A##	5/24/01	-42.03%	-1.86%	-2.73%
Fundamental Growth B#	5/24/01	-39.11%	-1.48%	-2.70%
Fundamental Growth B##	5/24/01	-41.79%	-1.82%	-2.70%
Fundamental Growth C#	5/24/01	-39.16%	-1.46%	-2.70%
Fundamental Growth C##	5/24/01	-39.69%	-1.46%	-2.70%
Fundamental Growth Y#	5/24/01	-38.32%	-0.27%	-1.52%

#	Without sales charge

##	With sales charge
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Classes B, C and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

(2)	The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.

(3)	Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2008, which excludes investment transactions as of this date.
The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.
Portfolio Manager
Francis J. Boggan, CFA
Senior Vice President, Partner
How did the Fund perform?
The Class A shares of The Hartford Fundamental Growth Fund returned -38.66%, before sales charge, for the twelve-month period ended October 31, 2008, underperforming its benchmark, the Russell 1000 Growth Index, which returned -36.95% for the same period. The Fund also underperformed the -38.39% return of the average fund in the Lipper Large-Cap Growth Funds peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
The twelve-month period ended October 31, 2008 was one of the most volatile in history. After a positive start to the year, global equity markets stumbled as the widespread contraction in credit led to major changes in the financial landscape. These included the near collapse of large investment bank Bear Stearns, government takeovers of Fannie Mae and Freddie Mac, the collapse of Lehman Brothers, the fall of insurance firm American International Group (AIG), and the seizure of banking firm Washington Mutual. The global economy also weakened, sending energy and commodities prices lower. In response to increasing concerns about the financial system and a potential U.S. recession, equity investors sought to shed risk, punishing equity securities broadly.
Large (-36%), mid (-36%), and small (-34%) cap stocks declined in unison during the period, as measured by the S&P 500 , S&P MidCap 400 and Russell 2000 Indices, respectively. Growth and Value stocks both declined by 37%, as measured by the Russell 1000 Growth and Russell 1000 Value Indices. There were no safe havens as all ten sectors within the Russell 1000 Growth Index posted negative returns. Financials (-51%), Utilities (-45%), and Materials (-43%) declined the most, while traditionally defensive sectors Consumer Staples (-13%) and Health Care (-24%) declined the least.
The Fund underperformed during the period due to weak stock selection, as selection in Consumer Discretionary, Energy, and Health Care was more than offset by negative results in Materials, Industrials, and Financials. Sector positioning, a result of bottom-up (i.e. stock by stock fundamental research) stock selection, also detracted from performance due to an underweight (i.e. the Fund’s sector position was less than the benchmark position) exposure to Consumer Staples and overweights (i.e. the Fund’s sector position was greater than the benchmark position) to Financials and Telecommunication Services.
Top detractors from relative (i.e. performance of the Fund as measured against the benchmark) performance were Freeport-McMoRan (Materials), Hercules Offshore (Energy), and AIG (Financials). Shares of Louisiana-based copper and gold mining company Freeport-McMoRan fell after the company reported weaker than expected second quarter earnings as slowing global economic growth reduced the pace of infrastructure build-out in emerging markets. Hercules, a provider of shallow-water drilling and marine services to the oil and natural gas exploration and production industry, saw its shares fall after the company reported second quarter earnings that were weaker-than-expected. Earnings were hurt by a steep escalation in costs and expenses. Shares of global insurance and financial services provider AIG plummeted as liquidity constraints and credit rating downgrades led to an unprecedented government bailout of the firm. Biotechnology firm Coventry (Health Care) and Corning (Information Technology) were also among the detractors from absolute (i.e. total return) performance.
The three largest contributors to relative performance were Health Care stocks Amgen, Covidien, and AstraZeneca. Leading biotechnology company Amgen reported positive, long awaited Phase 3 data for its osteoporosis drug in development, Denosumab. The drug may be more effective than currently available products and thus far has an acceptable safety profile. Covidien, a provider of health care products for use in clinical and home settings, saw its shares rise after reporting strong revenue gains fueled by growth in the Medical Devices, Imaging Solutions and Pharmaceutical Products business segments. Pharmaceutical company AstraZeneca’s stock moved higher as investors’ near-term concerns over patent risk for Seroquel and Nexium have eased and Crestor has beaten cautious expectations. Holdings in leading biotechnology company Genentech (Health Care) and Canadian fertilizer and feed products company Potash (Materials) were also among top contributors to absolute performance.
What is the outlook?
Global equities tumbled over the past year, and particularly in recent months, on a deteriorating outlook for earnings and sharply increased fear levels among investors. The U.S. Treasury and Federal Reserve, in concert with several foreign governments, have embarked on an unprecedented series of rescue moves, but the results remain to be seen. In the wake of these capital market events, business and consumer confidence and spending have moved lower.
In this environment we continue to focus our efforts on stock-by-stock fundamental research to construct a diversified portfolio of high-quality growth companies with attractive valuations. As a result of this bottom-up process, the Fund ended the period most overweight the Health Care sector, where we are finding attractive growth opportunities. We were also overweight the Energy, Information Technology and Telecom Services sectors. At the end of the period, the Fund was most underweight the Industrials, Consumer Staples, and Utilities sectors relative to the Russell 1000 Growth Index.
Diversification by Industry
as of October 31, 2008

Percentage of
Industry	Net Assets
Capital Goods	5.9%
Consumer Durables & Apparel	2.7
Consumer Services	1.0
Diversified Financials	3.2
Energy	12.0
Food & Staples Retailing	3.3
Food, Beverage & Tobacco	3.8
Health Care Equipment & Services	8.4
Household & Personal Products	1.5
Insurance	1.9
Materials	2.6
Media	1.2
Pharmaceuticals, Biotechnology & Life Sciences	10.0
Retailing	4.7
Semiconductors & Semiconductor Equipment	1.1
Software & Services	11.7
Technology Hardware & Equipment	17.1
Telecommunication Services	2.8
Transportation	1.3
Short-Term Investments	14.1
Other Assets and Liabilities	(10.3)

Total	100.0%

The Hartford Global Communications Fund
(subadvised by Wellington Management Company, LLP)
MSCI AC (All Country) World Telecommunication Services Index is a free float-adjusted market capitalization index which measures the performance of companies within the telecommunications sector across both developed and emerging market countries. The index is calculated to exclude companies and share classes which cannot be freely purchased by foreigners.
S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks.
You cannot invest directly in an index.
Investment objective — Seeks long-term capital appreciation.
Average Annual Total Returns(2,3) (as of 10/31/08)

	Inception	1	5	Since
	Date	Year	Year	Inception

Global Communications A#	10/31/00	-48.60%	4.71%	-6.42%
Global Communications A##	10/31/00	-51.43%	3.53%	-7.08%
Global Communications B#	10/31/00	-49.00%	3.96%	-7.06%
Global Communications B##	10/31/00	-51.43%	3.62%	-7.06%
Global Communications C#	10/31/00	-49.00%	3.94%	-7.10%
Global Communications C##	10/31/00	-49.49%	3.94%	-7.10%
Global Communications Y#	10/31/00	-48.34%	5.19%	-5.97%

#	Without sales charge

##	With sales charge
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Classes B, C and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

(2)	The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.

(3)	Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2008, which excludes investment transactions as of this date.
The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.
Portfolio Manager
Archana Basi, CFA
Senior Vice President, Partner
How did the Fund perform?
The Class A shares of The Hartford Global Communications Fund returned -48.60%, before sales charge, for the twelve-month period ended October 31, 2008, underperforming its benchmark, the MSCI All Country World Free Telecommunication Services Index, which returned -42.24% for the same period. The Fund outperformed the -52.06% return of the average fund in the Lipper Telecommunications Funds peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
Global equities fell during the period amid continued turmoil in the U.S. credit and housing markets and concerns regarding global economic growth. During the twelve-month period ended October 31, 2008, telecommunications stocks underperformed the U.S. market, as measured by the S&P 500 Index (-36%), but performed in-line with the broader market, as measured by the MSCI All Country World Index (-43%). This follows two consecutive calendar years of telecommunications outperformance. Diversified telecommunications companies fell less than their wireless peers, while communications equipment stocks performed relatively well. On a regional basis, telecommunications companies in Asia and Latin America have benefited from relatively strong stock price performance, while returns in North America, Europe, and other Emerging Markets have been more challenging.
Telenor, Millicom International Cellular, and AFK Sistema were the largest detractors from relative (i.e. performance of the Fund as measured against the benchmark) performance during the period. Telenor, a Norway-based mobile communication provider, saw revenues drop across several regions pushing its shares lower. Shares of Millicom International Cellular, a global mobile telecommunications operator focusing on Emerging Markets, fell on news of the company’s acquisition of Central American telecommunications company Amnet and concerns that higher inflation in its markets could impact consumer disposable income. AFK Sistema, a Russian holding company of which MTS is its largest asset, fell on fears that the company would have liquidity issues. The Fund was also hurt on an absolute (i.e. total return) basis by its holding in Telefonica, a Spain-based telecommunications company. Shares in Telefonica declined due to overall concerns about the Spanish economy.
The Fund benefited from a number of holdings in Emerging Markets countries, where demand for telecommunication services continues to grow. Top contributors to relative performance during the period included Partner Communications, Telemar Norte Leste, and Brasil Telecom. Partner Communications, an Israeli wireless operator, contributed to both absolute and relative performance due to revenue and earnings growth that was in line with analyst estimates. Telemar Norte Leste, a Brazilian telecommunications company, gained government approval to take over Brasil Telecom. The Fund also benefited on a relative basis by not holding Sprint Nextel. The wireless communications company reported decreased revenues despite an improvement in churn from the previous quarter, and it still lost 800,000 subscribers. Telecommunication services provider AT&T, communication network company Comm Scope, and British telecommunication services provider Thus Group were the top three absolute contributors during the period.
What is the outlook?
The Fund’s stock selection focuses on companies with solid business fundamentals that consensus opinion misperceives as being weak. Because of the incertitude and volatility surrounding the telecommunications sector, we believe that many investment opportunities exist. Most telecom companies should be well positioned to withstand a prolonged economic downturn relative to other companies as many have strong balance sheets and relatively secure dividend yields. Larger players in the sector may actually benefit from the challenging economic environment as newcomers could struggle for funding.
We expect to see next generation network development and spectrum auctions in the next few years with mobile capital expenditures falling to offset higher spending in fixed line segments. Merger and acquisition activity is likely to continue, although more so in Europe than in the U.S. There is also regulatory uncertainty on a range of topics from termination fees for mobile contracts in Europe to subsidies for rural local exchange carriers in the U.S. This could add to volatility in the sector as some of these issues near resolution.
Using the approach described above, the fund makes key sector positioning decisions. Once the strategy is implemented, we envision low stock turnover as we monitor how well the sector positioning performs. We ended the period with a below-benchmark weight in Diversified Telecommunications and an overweight (i.e. the Fund’s sector position was greater than the benchmark position) in Wireless Telecommunications. We continue to favor stocks in Emerging Markets given the favorable relative growth outlook in many of these countries, despite slowing global economic growth and signs of some weakening in emerging economies.
Diversification by Industry
as of October 31, 2008

Percentage of
Industry	Net Assets
Alternative Carriers	1.8%
Integrated Telecommunication Services	48.3
Internet Software & Services	4.7
Wireless Telecommunication Services	43.2
Short-Term Investments	1.3
Other Assets and Liabilities	0.7

Total	100.0%

Diversification by Country
as of October 31, 2008

Percentage
Country	Net Assets
Argentina	0.6%
Brazil	9.3
Canada	1.3
Egypt	1.1
France	6.5
Germany	6.4
India	3.4
Indonesia	2.5
Israel	5.9
Italy	3.0
Luxembourg	4.5
Mexico	1.5
Russia	13.9
South Africa	5.0
Spain	9.1
Turkey	3.8
United States	20.2
Short-Term Investments	1.3
Other Assets and Liabilities	0.7

Total	100.0%

The Hartford Global Equity Fund
(subadvised by Wellington Management Company, LLP)
MSCI All Country World Index is a free float-adjusted market capitalization index that is designed to measure global developed-market equity performance. The index consists of 23 developed-market country indices, including the United States.
You cannot invest directly in an index.
The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Investment objective — Seeks long-term capital appreciation.
Average Annual Total Returns(2,3) (as of 10/31/08)

	Inception	Since
	Date	Inception

Global Equity A#	2/29/08	-34.50%
Global Equity A##	2/29/08	-38.10%
Global Equity B#	2/29/08	-34.90%
Global Equity B##	2/29/08	-38.16%
Global Equity C#	2/29/08	-34.90%
Global Equity C##	2/29/08	-35.55%
Global Equity I#	2/29/08	-34.40%
Global Equity R3#	2/29/08	-34.70%
Global Equity R4#	2/29/08	-34.60%
Global Equity R5#	2/29/08	-34.50%
Global Equity Y#	2/29/08	-34.40%

#	Without sales charge

##	With sales charge
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Classes B, C, I, R3, R4, R5 and Y shares will vary from results seen above due to differences in the expenses charged to these share classes

(2)	The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.

(3)	Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2008, which excludes investment transactions as of this date.
Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Portfolio Managers
Cheryl M. Duckworth, CFA	Mark D. Mandel, CFA
Senior Vice President	Senior Vice President
How did the Fund perform?
The Class A shares of The Hartford Global Equity Fund returned -34.50%, before sales charge, for the eight-month period ended October 31, 2008, slightly outperforming its benchmark, the MSCI All Country World Index, which returned -34.88% for the same period. The Fund underperformed the -32.22% return of the average fund in the Lipper Global Multi-Cap Core peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
The period was one of the most volatile in recent history. After a positive start to the year, the global equity markets stumbled on credit-crunch related issues such as the near collapse of the large investment bank Bear Stearns, the government takeovers of Fannie Mae and Freddie Mac, the collapse of Lehman Brothers, the fall of insurance firm American International Group (AIG), and the seizure of banking firm Washington Mutual. The global economy also weakened, sending energy and commodities prices lower. In response to increasing concerns about the financial system and a potential U.S. recession, equity investors sought to shed risk. In this environment, all sectors within the MSCI All Country World Index posted double digit declines for the eight month period ending October 31, 2008. Materials (-52%), Financials (-42%), and Industrials (-41%) declined the most while Health Care (-16%) and Consumer Staples (-19%) declined the least.
The Fund’s performance, relative to the benchmark, during the period benefited from stock selection in Financials and Industrials and an overweight (i.e. the Fund’s sector position was greater than the benchmark position) position in the Health Care sector. Offsetting this performance was weaker stock selection within the Consumer Discretionary, Telecommunications Services, Consumer Staples, and Energy sectors. A modest position in cash also helped benchmark-relative (i.e. performance of the Fund as measured against the benchmark) performance given the declining equity markets.
Top contributors to relative performance during the period included ACE (Financials), Barr Pharmaceuticals (Health Care), and AstraZeneca (Health Care). ACE, a global property and casualty insurance company, received a share price boost from robust earnings results, generated in part from the company’s strong balance sheet. Barr Pharmaceuticals has both proprietary and generic drug operations. The company received a stock and cash takeover offer from generic drug firm Teva Pharmaceutical boosting shares during the period. AstraZeneca, a pharmaceutical company, posted strong returns during the period partly driven by a favorable outcome in a U.S. patent battle over its second-biggest selling drug for schizophrenia and bipolar disorder, Seroquel. In addition, the Fund benefited, relative to its benchmark, by not holding insurer AIG, whose shares plummeted during the period as liquidity constraints and credit rating downgrades led to an unprecedented government bailout of the firm. Millennium (Health Care) was a top contributor to absolute (i.e. total return) performance.
The largest detractors from relative returns were Vale (Materials), Exxon Mobil (Energy), and Volkswagen (Consumer Discretionary). Vale is a Brazil-based mining company. The company’s shares fell on concerns that slowing economic growth would lead to soft demand and weaker prices for key commodities, including iron ore and nickel. Integrated oil and natural gas company Exxon Mobil benefited from its status as a safe haven within the energy sector during the period. The Fund’s underweight (i.e. the Fund’s sector position was less than the benchmark position) position relative to the Index hurt relative performance. Shares in German auto manufacturer Volkswagen rose sharply at the end of October on news that Porsche was increasing its stake in the company, making Volkswagen Europe’s biggest company by market value. The Fund did not own the stock which hurt benchmark relative performance. E.ON (Utilities) and Gazprom (Energy) were among the top detractors from absolute performance. E.ON is a German-based industrial group primarily engaged in the energy business. The company’s shares fell with commodity prices and on fears of increased political/regulatory risk. Gazprom is a Russian natural gas supplier. The company’s shares fell during the period amid a weakening economic environment, escalating geopolitical concerns, and declining natural gas prices.
What is the outlook?
As the market continues to price in a weak economic environment, equities may remain challenged and volatile despite valuations that appear to be attractive on the surface. Governments and central banks have taken aggressive actions, including cutting interest rates and injecting capital into institutions in order to provide stability and stimulate economic growth. Further intervention may be necessary to unclog capital markets. We believe the recent wave of selling has created disconnects between company fundamentals and stock prices for many securities. In this environment, the Fund ended the period most overweight the Health Care and Consumer Staples sectors and most underweight the Consumer Discretionary, Energy, and Telecommunication Services sectors. The Fund’s largest absolute positions were in the Health Care and Consumer Staples sectors.
Diversification by Industry
as of October 31, 2008

Percentage of
Industry	Net Assets
Automobiles & Components	1.2%
Banks	8.5
Capital Goods	5.3
Consumer Durables & Apparel	0.5
Consumer Services	0.4
Diversified Financials	5.9
Energy	10.0
Food & Staples Retailing	1.8
Food, Beverage & Tobacco	7.9
Health Care Equipment & Services	4.4
Household & Personal Products	0.7
Insurance	4.0
Materials	6.1
Media	1.9
Pharmaceuticals, Biotechnology & Life Sciences	12.0
Real Estate	1.7
Retailing	2.6
Semiconductors & Semiconductor Equipment	1.0
Software & Services	5.7
Technology Hardware & Equipment	3.4
Telecommunication Services	3.6
Transportation	3.6
Utilities	4.7
Short-Term Investments	2.5
Other Assets and Liabilities	0.6

Total	100.0%

Diversification by Country
as of October 31, 2008

Percentage of
Country	Net Assets
Australia	0.4%
Austria	0.5
Belgium	0.7
Brazil	2.6
Canada	5.1
China	0.4
Denmark	0.2
Finland	0.1
France	4.7
Germany	3.7
Hong Kong	0.9
India	0.8
Indonesia	0.1
Ireland	0.2
Israel	0.9
Italy	0.4
Japan	7.0
Luxembourg	0.5
Malaysia	0.5
Netherlands	1.7
Norway	0.6
Russia	1.7
Singapore	0.9
South Africa	0.4
Spain	0.7
Sweden	1.2
Switzerland	3.5
Taiwan	0.5
Thailand	0.2
Turkey	0.5
United Kingdom	5.1
United States	50.2
Short-Term Investments	2.5
Other Assets and Liabilities	0.6

Total	100.0%

The Hartford Global Financial Services Fund
(subadvised by Wellington Management Company, LLP)
MSCI Finance ex Real Estate Index includes only companies in both the MSCI Developed Index and in the Banks, Diversified Financials or Insurance industry groups. The constituents of this index will represent 85% of the market capitalization of all companies in these specific countries and industry groups.
S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.
Investment objective — Seeks long-term capital appreciation.
Average Annual Total Returns(2,3) (as of 10/31/08)

	Inception	1	5	Since
	Date	Year	Year	Inception

Global Financial Services A#	10/31/00	-44.03%	-2.06%	-1.60%
Global Financial Services A##	10/31/00	-47.11%	-3.16%	-2.29%
Global Financial Services B#	10/31/00	-44.25%	-2.66%	-2.23%
Global Financial Services B##	10/31/00	-46.68%	-2.97%	-2.23%
Global Financial Services C#	10/31/00	-44.39%	-2.77%	-2.30%
Global Financial Services C##	10/31/00	-44.87%	-2.77%	-2.30%
Global Financial Services Y#	10/31/00	-43.70%	-1.59%	-1.14%

#	Without sales charge

##	With sales charge
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Classes B, C and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

(2)	The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.

(3)	Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2008, which excludes investment transactions as of this date.
The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.
Portfolio Manager
Mark T. Lynch, CFA
Senior Vice President, Partner,
Global Industry Analyst
How did the Fund perform?
The Class A shares of The Hartford Global Financial Services Fund returned -44.03%, before sales charge, for the twelve-month period ended October 31, 2008, outperforming its benchmark, the MSCI Finance ex-Real Estate Index, which returned -53.76% for the same period. The Fund also outperformed the -45.27% return of the average fund in the Lipper Financial Services Funds peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
The twelve-month period ended October 31, 2008 was one of the most volatile in recent history, especially for the Financial Services sector. After a positive start to the year, the global equity markets stumbled on credit — crunch related issues such as the near collapse of the large investment bank Bear Stearns, the government takeovers of Fannie Mae and Freddie Mac, the collapse of Lehman Brothers, the fall of insurance firm American International Group (AIG), and the seizure of banking firm Washington Mutual. The global economy also weakened, sending energy and commodities prices lower. In response to increasing concerns about the financial system and a potential U.S. recession, equity investors sought to shed risk by selling equities broadly. In this environment, all of the industries in the MSCI Finance ex-Real Estate Index had negative returns. Thrifts & Mortgage Finance (-84%), Capital Markets (-58%), and Diversified Financial Services (-53%) were hit the hardest.
The Fund’s outperformance relative to its benchmark during the period was due largely to stock selection, which was positive in five of six industries. Stock selection within Commercial Banks and Insurance holdings contributed the most to the Fund’s relative (i.e. performance of the Fund as measured against the benchmark) performance. In addition, while the Fund’s investment strategy is driven by bottom-up (i.e. stock by stock fundamental research) fundamental research, the Fund’s overweight (i.e. the Fund’s sector position was greater than the benchmark position) to Consumer Finance and a modest allocation to cash also helped performance. The Fund’s overweight position in Thrifts & Mortgages detracted from results during the period as did stock selection within Capital Markets.
ACE (Insurance) and Discover Financial (Consumer Finance) contributed the most to relative performance versus the benchmark. ACE, a global property and casualty insurance company, received a share price boost from robust earnings results, generated in part from the company’s strong balance sheet. Discover Financial is a credit card company. The company’s conservative stance, unchanged underwriting standards, and limited exposure to the Florida and California markets helped to limit the decline in the stock price during the period. The Fund also benefited by avoiding or underweighting (i.e. the Fund’s sector position was less than the benchmark position) stocks that fell precipitously during the period, including National City (Commercial Banks), AIG (Insurance), and Royal Bank of Scotland (Commercial Banks).
Wells Fargo (Commercial Banks), Washington Mutual (WaMu) (Commercial Banks), and Old Mutual (Insurance) were the largest detractors from relative performance. Shares of Wells Fargo, a diversified financial services company, rose as the company captured market share from weakened competitors and saw very strong revenue and net interest income growth. We did not own the stock, which hurt benchmark-relative performance. WaMu was a consumer and small business U.S. banking company. The company’s mortgage-centric business model caused the share price to fall sharply over the course of the past year. We believed the selling to be overdone, particularly in view of WaMu’s attractive deposit footprint and solid capital levels. The company was ultimately acquired by JP Morgan Chase in a novel and unanticipated transaction that left shareholders with little residual value. We eliminated the position following these events. Old Mutual is a South Africa - based global insurance company whose share price suffered during the year due to a decline in global life insurance demand. Aegon (Insurance), DBS (Commercial Banks), and Invesco (Capital Markets) were the stocks that detracted the most from absolute (i.e. total return) performance.
What is the outlook?
The past year has been one of the most volatile and complex the financial sector has ever seen. However, the disorder and turmoil caused by illiquidity problems in the credit markets, and subsequently the banks, has generated opportunities. We continue to focus on stocks with low price/earnings multiples and avoid companies that are lacking strong customer franchises. We continue to favor Canadian banks as their underwriting standards and structure are conservative, which has served them well in this environment. At the end of the period our largest holdings were in ACE, Discover Financial, and JP Morgan Chase.
Diversification by Industry
as of October 31, 2008

Percentage of
Industry	Net Assets
Asset Management & Custody Banks	8.6%
Consumer Finance	10.7
Diversified Banks	29.5
Investment Banking & Brokerage	2.8
Multi-line Insurance	2.7
Other Diversified Financial Services	8.7
Property & Casualty Insurance	16.7
Regional Banks	7.3
Reinsurance	5.4
Specialized Finance	5.1
Thrifts & Mortgage Finance	2.2
Short-Term Investments	0.4
Other Assets and Liabilities	(0.1)

Total	100.0%

Diversification by Country
as of October 31, 2008

Percentage of
Country	Net Assets
Brazil	4.1%
Canada	11.0
France	7.6
Germany	8.5
Malaysia	1.4
Norway	3.6
Singapore	4.2
Switzerland	4.7
Thailand	0.9
United Kingdom	5.2
United States	48.5
Short-Term Investments	0.4
Other Assets and Liabilities	(0.1)

Total	100.0%

The Hartford Global Growth Fund
(subadvised by Wellington Management Company, LLP)
MSCI World Growth Index is a broad-based unmanaged market capitalization-weighted total return index which measures the performance of growth securities in 23 developed-country global equity markets including the U.S., Canada, Europe, Australia, New Zealand and the Far East.
You cannot invest directly in an index.
The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.
Investment objective — Seeks growth of captial.
Average Annual Total Returns(2,3,4) (as of 10/31/08)

	Inception	1	5	10	Since
	Date	Year	Year	Year	Inception

Global Growth A#	9/30/98	-52.57%	-2.00%	1.63%	2.87%
Global Growth A##	9/30/98	-55.18%	-3.10%	1.05%	2.29%
Global Growth B#	9/30/98	-52.83%	-2.70%	NA*	NA*
Global Growth B##	9/30/98	-54.90%	-3.02%	NA*	NA*
Global Growth C#	9/30/98	-52.94%	-2.70%	0.92%	2.16%
Global Growth C##	9/30/98	-53.35%	-2.70%	0.92%	2.16%
Global Growth R3#	9/30/98	-52.69%	-1.73%	2.03%	3.28%
Global Growth R4#	9/30/98	-52.66%	-1.66%	2.06%	3.32%
Global Growth R5#	9/30/98	-52.40%	-1.51%	2.14%	3.40%
Global Growth Y#	9/30/98	-52.31%	-1.44%	2.18%	3.43%

#	Without sales charge

##	With sales charge

NA	Not Applicable

*	10 year and inception returns are not applicable for Class B because after 8 years Class B converts to Class A.
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Classes B, C, R3, R4, R5 and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

(2)	Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to 12/22/06 reflects Class Y performance.

(3)	The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.

(4)	Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2008, which excludes investment transactions as of this date.

Portfolio Managers
Andrew S. Offit, CPA	Jean-Marc Berteaux	Matthew D. Hudson, CFA
Senior Vice President, Partner	Senior Vice President, Partner	Vice President
How did the Fund perform?
The Class A shares of The Hartford Global Growth Fund returned -52.57%, before sales charge, for the twelve-month period ended October 31, 2008, underperforming its benchmark, the MSCI World Growth Index, which returned -40.65% for the same period. The Fund also underperformed the -43.63% return of the average fund in the Lipper Global Large Cap Growth Funds peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
Global equity markets fell during the period amid ongoing turmoil in global credit markets and increasing signs that deteriorating housing, employment, and credit markets in the U.S. are driving slower global economic growth. In this environment, the MSCI World Growth Index (-41%) modestly outperformed the MSCI World Value Index (-42%). Returns within the MSCI World Growth Index were significantly negative across all sectors. Financials (-52%), Materials (-51%), and Industrials (-47%) fell the most, while traditionally defensive sectors like Health Care (-23%) and Consumer Staples (-23%) declined the least.
The Fund’s underperformance versus the MSCI World Growth Index was primarily driven by security selection. Selection was weakest in the Information Technology, Financials, and Consumer Discretionary sectors. This was partially offset by positive stock selection in Materials and Telecommunication Services. Sector allocation, which is a residual of bottom-up (i.e. stock by stock fundamental research) security selection, also detracted from relative (i.e. performance of the Fund as measured against the benchmark) performance. The Fund’s underweight (i.e. the Fund’s sector position was less than the benchmark position) to Consumer

Staples and overweights (i.e. the Fund’s sector position was greater than the benchmark position) to Energy and Financials hurt benchmark-relative returns.
The top detractors from the Fund’s relative performance were Lehman Brothers (Financials), Electronic Arts (Information Technology), and Las Vegas Sands (Consumer Discretionary). Lehman Brothers, a U.S.-based investment bank, filed for bankruptcy in September as its exposure to mortgage-related securities caused asset write-downs and a liquidity crunch. Although we sold our holdings prior to the company’s bankruptcy due to concerns over the firm’s liquidity and solvency, the position was still a negative contributor. Video game company Electronic Arts reported an annual profit outlook that fell short of expectations as a drive to improve the quality of its products increased its costs, pushing the company’s shares lower. Shares of Las Vegas Sands, a developer and operator of hotel, gaming, and resort businesses, fell due to disappointing earnings. Other significant detractors from relative and absolute (i.e. total return) returns included beverage company Carlsberg (Consumer Discretionary), mining company Xtrata (Materials), and solar products producer SunPower (Industrials).
St. Jude Medical (Health Care), Monsanto (Materials), and Teva Pharmaceuticals (Health Care) were the leading contributors to benchmark-relative performance. While the share prices of all three companies declined during the period, they fell significantly less than the market, benefiting benchmark-relative performance. St. Jude Medical, a manufacturer of medical devices for heart-related and neurological conditions, saw its shares rise after the company announced better-than-expected earnings and raised its full-year earnings guidance. Strong results were attributed to a rebound in sales of its implantable cardioverter defibrillators (ICDs). Shares of the Israel-based drug manufacturer Teva rose after the company reported better-than-expected second quarter earnings driven by strong sales of its multiple-sclerosis drug Copaxone. Monsanto, a leading global seed producer and crop chemical company, issued guidance above analyst estimates earlier in the year, pushing its shares higher. Top absolute contributors included pharmaceutical giant Amgen (Health Care), consumer electronics company LG Electronics (Consumer Discretionary), and cell phone component maker Qualcomm (Information Technology).
What is the outlook?
Portfolio construction is a bottom-up process based on intensive company research. Allocations among sectors are the result of individual stock decisions. At the end of the period, our stock-by-stock investment process resulted in greater-than-benchmark weights in Health Care, Telecommunication Services, and Information Technology stocks. The Fund held less-than-benchmark weights in Consumer Discretionary, Consumer Staples, and Utilities names. Exposure to Health Care increased during the year as we found companies we believe offer attractive valuations and that should perform relatively well in a difficult economic environment. Top positions at the end of October included Israeli generic drug company Teva Pharmaceuticals and specialty pharmaceutical firm Allergan. Telecommunication Services was the Fund’s second-largest overweight at the close of the fiscal year, with significant positions in wireless communications service providers MetroPCS and Millicom International Cellular, as well as wireless communication infrastructure company American Tower.
Diversification by Industry
as of October 31, 2008

Percentage of
Industry	Net Assets
Banks	2.7%
Capital Goods	8.7
Consumer Services	2.0
Diversified Financials	5.7
Energy	7.8
Food, Beverage & Tobacco	5.7
Health Care Equipment & Services	3.2
Household & Personal Products	2.8
Insurance	0.5
Materials	7.5
Media	1.4
Pharmaceuticals, Biotechnology & Life Sciences	18.1
Software & Services	12.7
Technology Hardware & Equipment	7.9
Telecommunication Services	8.5
Transportation	1.0
Short-Term Investments	3.5
Other Assets and Liabilities	0.3

Total	100.0%

Diversification by Country
as of October 31, 2008

Percentage of
Country	Net Assets
Australia	1.9%
Canada	3.3
China	0.6
Denmark	2.2
France	3.8
Germany	2.7
Greece	0.6
Israel	2.5
Japan	3.3
Luxembourg	1.3
Norway	1.3
Spain	1.6
Switzerland	7.1
Taiwan	1.0
United Kingdom	4.6
United States	58.4
Short-Term Investments	3.5
Other Assets and Liabilities	0.3

Total	100.0%

The Hartford Global Health Fund
(subadvised by Wellington Management Company, LLP)
S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks.
S&P North American Health Care Sector Index is a modified capitalization-weighted index based on United States headquartered health care companies. Stocks in the index are weighted such that each stock is no more than 7.5% of the market capitalization as of the most recent reconstitution date. The companies included in the index must be common stocks and be traded on the American Stock Exchange, Nasdaq or the New York Stock Exchange and meet certain established market capitalization levels.
You cannot invest directly in an index.
The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Investment objective — Seeks long-term capital appreciation.
Average Annual Total Returns(2,3,4) (as of 10/31/08)

	Inception	1	5	Since
	Date	Year	Year	Inception

Global Health A#	5/01/00	-27.59%	2.94%	6.75%
Global Health A##	5/01/00	-31.57%	1.79%	6.04%
Global Health B#	5/01/00	-28.17%	2.15%	NA*
Global Health B##	5/01/00	-31.49%	1.83%	NA*
Global Health C#	5/01/00	-28.10%	2.20%	5.98%
Global Health C##	5/01/00	-28.77%	2.20%	5.98%
Global Health I#	5/01/00	-27.36%	3.13%	6.86%
Global Health R3#	5/01/00	-27.78%	3.15%	7.13%
Global Health R4#	5/01/00	-27.52%	3.30%	7.22%
Global Health R5#	5/01/00	-27.18%	3.43%	7.30%
Global Health Y#	5/01/00	-27.23%	3.46%	7.32%

#	Without sales charge

##	With sales charge

NA	Not Applicable

*	Inception returns are not applicable for Class B because after 8 years Class Class B converts to Class A
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Classes B, C, I, R3, R4, R5 and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

(2)	Class I shares commenced operations on 8/31/06. Performance prior to 8/31/06 reflects Class A performance. Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to 12/22/06 reflects Class Y performance.

(3)	The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.

(4)	Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2008, which excludes investment transactions as of this date.
Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Portfolio Managers
Robert L. Deresiewicz	Ann C. Gallo	Jean M. Hynes, CFA	Kirk J. Mayer, CFA
Vice President,	Senior Vice President, Partner,	Senior Vice President, Partner	Vice President,
Global Industry Analyst	Global Industry Analyst	Global Industry Analyst	Global Industry Analyst
How did the Fund perform?
The Class A shares of The Hartford Global Health Fund returned -27.59%, before sales charge, for the twelve-month period ended October 31, 2008, underperforming its benchmark, the S&P North American Health Care Sector Index, which returned -24.60% for the same period. The Fund also underperformed the -26.92% return of the average fund in the Lipper Global Health and Biotechnology peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
It has been a difficult environment for all investment styles over the last twelve months. Health Care stocks, as measured by the S&P North American Health Care Index, returned -25% and proved to be somewhat defensive during the period, outperforming the broader U.S. market, which returned -36%, as measured by the S&P 500 Index, and the world market return of -41%, as measured by the MSCI World Index. Within the S&P North American Health Care Index, all sub-sectors posted negative returns. Health Care Providers & Services (-43%), Health Care Technology (-40%) and Life Sciences Tools & Services (-32%) declined the most. Biotechnology stocks (-4%) performed well relative to the other sub-sectors.
The Fund underperformed primarily due to weak stock selection in the Health Care Providers & Services and Biotechnology sub-sectors. Partially offsetting this was strong stock selection in Health Care Equipment & Supplies and an overweight (i.e. the Fund’s sector position was greater than the benchmark position) to the Biotechnology sub-sector. The Fund also benefited from a modest allocation to cash, which helped relative (i.e. performance of the Fund as measured against the benchmark) performance in a downward-trending market.
The top detractors from relative performance during the period included Coventry, Elan and Amylin. Shares of Coventry, a diversified managed healthcare company, fell sharply after the company lowered its earnings guidance well below expectations due to increases in its medical costs. Shares of neuroscience-based biotechnology firm Elan declined on disappointing developments concerning the firm’s experimental Alzheimer’s disease drug Bapineuzumab and multiple-sclerosis drug Tysabri. Shares of biopharmaceutical company Amylin were hit hard after news that their diabetes drug Byetta was linked to deaths in several patients due to pancreatitis, an inflammation of the pancreas. In addition, not owning New-Jersey based health products maker Johnson & Johnson hurt relative performance as the company reported strong profits driven by dollar weakness that drove up foreign revenues. Top detractors from the Fund’s absolute (i.e. total return) returns also included pharmaceutical firm Schering-Plough, managed care organization Health Net, and health care equipment company McKesson.
Millennium Pharmaceutical, Shionogi, and Barr Pharmaceuticals were among the top contributors to relative performance during the period. Shares of U.S.-based biotech company Millennium Pharmaceuticals rose on news of a proposed acquisition of the company by Japan’s biggest drugmaker Takeda Pharmaceutical. Shionogi, a Japanese pharmaceutical company, saw its shares rise after reporting steady earnings growth driven by sales of cholesterol lowering drug Crestor and allergy drug Claritin. Shares of Barr Pharmaceuticals, a global pharmaceutical company with both proprietary and generic drug operations, rose after the company received a stock and cash takeover offer from generic drug firm Teva Pharmaceutical. Not owning pharmaceutical firm Merck, whose shares fell significantly after bad news about its cholesterol drug Vytorin, also helped relative performance. Other significant contributors to absolute performance were leading biotechnology company Genentech and biopharmaceutical company Imclone Systems.
What is the outlook?
Within the Pharmaceutical & Biotechnology sub-sectors we may be entering a period where performance is not as concentrated in one or two areas but more broadly diverse. While the Health Care Providers & Services sub-sector experienced significant volatility in the first half of 2008, the outlook for the last quarter of 2008 appears more stable. We have taken advantage of the recent volatility and increased our exposure to this sub-sector. Within the Health Care Equipment & Supplies sub-sector most stocks appear fairly valued; however, we continue to look for companies with underappreciated franchises or promising R&D projects.
At the end of the period, the Fund was most overweight the Health Care Equipment & Supplies and Biotechnology sub-sectors, and most underweight (i.e. the Fund’s sector position was less than the benchmark position) the Pharmaceuticals and Life Sciences Tools & Services sub-sectors relative to the Index. We strive to take advantage of market opportunities and continuously seek to upgrade the Fund by adding good companies on price weakness and trimming into strength.
Diversification by Industry
as of October 31, 2008

Percentage of
Industry	Net Assets
Biotechnology	22.4%
Drug Retail	2.0
Health Care Distributors	4.3
Health Care Equipment	24.8
Health Care Facilities	1.2
Health Care Technology	0.6
Life Sciences Tools & Services	0.2
Managed Health Care	9.3
Pharmaceuticals	35.7
Short-Term Investments	13.4
Other Assets and Liabilities	(13.9)

Total	100.0%

Diversification by Country
as of October 31, 2008

Percentage of
Country	Net Assets
Belgium	1.9%
China	0.3
Denmark	0.5
France	3.5
Ireland	1.1
Israel	3.0
Italy	0.5
Japan	11.4
Spain	0.3
Switzerland	1.5
United Kingdom	1.5
United States	75.0
Short-Term Investments	13.4
Other Assets and Liabilities	(13.9)

Total	100.0%

The Hartford Global Technology Fund
(subadvised by Wellington Management Company, LLP)
S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks.
S&P North American Technology Sector Index is a modified capitalization- weighted index based on United States-headquartered technology companies. Stocks in the index are weighted such that each stock is no more than 8.5% of the market capitalization as of the most recent reconstitution date. The companies included in the index must be common stocks and traded on the American Stock Exchange, Nasdaq or the New York Stock Exchange and meet certain established market capitalization levels.
You cannot invest directly in an index.
Investment objective — Seeks long-term capital appreciation.
Average Annual Total Returns(2,3)(as of 10/31/08)

	Inception	1	5	Since
	Date	Year	Year	Inception
Global Technology A#	5/01/00	-46.89%	-3.88%	-10.72%
Global Technology A##	5/01/00	-49.81%	-4.96%	-11.31%
Global Technology B#	5/01/00	-47.15%	-4.51%	NA*
Global Technology B##	5/01/00	-49.80%	-4.89%	NA*
Global Technology C#	5/01/00	-47.36%	-4.67%	-11.42%
Global Technology C##	5/01/00	-47.89%	-4.67%	-11.42%
Global Technology Y#	5/01/00	-46.71%	-3.52%	-10.37%

#	Without sales charge

##	With sales charge

NA	Not Applicable

*	Inception returns are not applicable for Class B because after 8 years Class Class B converts to Class A
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Classes B, C and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

(2)	The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.

(3)	Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2008, which excludes investment transactions as of this date.
The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Portfolio Managers
John F. Averill, CFA Senior Vice President, Partner Global Industry Analyst	Anita M. Killian, CFA Senior Vice President, Partner Global Industry Analyst	Eric Stromquist Senior Vice President, Partner Global Industry Analyst

Bruce L. Glazer Senior Vice President, Partner Global Industry Analyst	Scott E. Simpson Senior Vice President, Partner Global Industry Analyst
How did the Fund perform?
The Class A shares of The Hartford Global Technology Fund returned -46.89%, before sales charge, for the twelve-month period ended October 31, 2008, underperforming its benchmark, the S&P North American Technology Sector Index, which returned -41.46% for the same period. Additionally, the Fund modestly underperformed the -46.36% return of the average fund in the Lipper Global Science and Technology Funds peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
The twelve-month period ended October 31, 2008 was one of the most volatile in recent history. After a positive start to the year, the global equity markets stumbled on credit crunch related issues such as the near collapse of the large investment bank Bear Stearns, the government takeovers of Fannie Mae and Freddie Mac, the collapse of Lehman Brothers, the fall of insurance firm American International Group (AIG), and the seizure of banking firm Washington Mutual. The global economy also weakened, sending energy and commodities prices lower. In response to increasing concerns about the financial system and a potential U.S. recession, equity investors sought to shed risk. During the period, technology stocks underperformed the U.S. market, as measured by the S&P 500 Index (-36%), and the broader market, as measured by the MSCI All Country World Index (-43%).
The Fund underperformed during the period primarily due to security selection. IBM, Electronic Arts, and SeaGate Technology were the top detractors from relative (i.e. performance of the Fund as measured against the benchmark) performance. Relative performance was hurt by selling our shares of IBM early in the period, during a time period when its shares outperformed the broader technology index. Video game software company Electronic Arts saw its shares drift lower on disappointing bottom-line results due to high development costs and acquisition charges. Shares of SeaGate Technology, a manufacturer of disk drives, fell after the company guided to significantly lower gross margins due to re-setting prices in an effort to reduce inventories. Microsoft and Cisco Systems were among the top absolute (i.e. total return) detractors from performance during the period.
Accenture, Motorola, and Qualcomm were the top contributors to relative performance during the period. Accenture outperformed over the period as the resiliency of its business model during this economic downturn has surprised on the upside allowing it to post solid results and future guidance. The Fund’s relative performance benefited from not owning Motorola, a provider of mobile phone technology, services, and products, in a period when it underperformed the technology index. Shares of Qualcomm, a leader in advanced wireless semiconductors, rose following a patent settlement with Nokia and strong fiscal third quarter results driven by revenue growth in CDMA and licensing divisions. Apollo Group and Marvell Technology were also among the top absolute contributors to performance.
What is the outlook?
Economic activity has been slowing globally this year due to growing fears over consumer spending and contracting growth. The Technology sector did not escape this downturn. However, we believe that the future remains attractive for Technology stocks overall and we look for names with a diversified geographic base of customers, a diverse product line, and those entering new product cycles.
The handset market looks healthy despite this challenging economic climate, particularly within the smart phone space. We like companies that are market share gainers with strong, new product pipelines. Corporate IT spending has been relatively resilient but is likely to decelerate. We favor large technology leaders with large recurring revenue sources. Softening demand in the semiconductor space is making us highly selective; the industry has underperformed this year and still has a ways to come down due to the economic slowdown. Computer services fundamentals are attractive as this area tends to perform well when the overall economy slows. We believe that companies in the money transfer arena are in a much better position going into this recession. We also see strong bookings within consulting services. We expect staffing companies to do well as they are more defensively positioned.
At the end of the period, the Fund was most overweight (i.e. the Fund’s sector position was greater than the benchmark position) the IT Services and Software sectors and most underweight (i.e. the Fund’s sector position was less than the benchmark position) Computers & Peripherals names relative to the S&P North American Technology Sector Index. At the end of the period, our largest holdings were in Microsoft, Cisco Systems, Oracle, and Google.
Diversification by Industry
as of October 31, 2008

Percentage of
Industry	Net Assets
Communications Equipment	16.7%
Computer Hardware	12.7
Computer Storage & Peripherals	1.4
Data Processing & Outsourced Services	10.5
Education Services	2.2
Electronic Manufacturing Services	2.4
Home Entertainment Software	3.5
Human Resource & Employment Services	0.8
Internet Software & Services	7.8
IT Consulting & Other Services	3.7
Semiconductor Equipment	4.2
Semiconductors	9.6
Systems Software	20.9
Technology Distributors	1.0
Short-Term Investments	0.7
Other Assets and Liabilities	1.9

Total	100.0%

Diversification by Country
as of October 31, 2008

Percentage of
Country	Net Assets
Canada	4.1%
Hong Kong	0.7
South Korea	0.2
Taiwan	4.7
United States	87.7
Short-Term Investments	0.7
Other Assets and Liabilities	1.9

Total	100.0%

The Hartford Growth Allocation Fund
(subadvised by Hartford Investment Management Company)
Barclays Capital U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Barclays Capital Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.
S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks.
You cannot invest directly in an index.
The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Investment objective — Seeks long-term capital appreciation.
Average Annual Total Returns(2,3,4) (as of 10/31/08)

	Inception	1	Since
	Date	Year	Inception

Growth Allocation A#	5/28/04	-35.00%	-0.08%
Growth Allocation A##	5/28/04	-38.58%	-1.35%
Growth Allocation B#	5/28/04	-35.52%	-0.77%
Growth Allocation B##	5/28/04	-38.48%	-1.17%
Growth Allocation C#	5/28/04	-35.50%	-0.76%
Growth Allocation C##	5/28/04	-36.09%	-0.76%
Growth Allocation I#	5/28/04	-34.75%	0.09%
Growth Allocation R3#	5/28/04	-35.32%	-0.27%
Growth Allocation R4#	5/28/04	-34.95%	-0.06%
Growth Allocation R5#	5/28/04	-34.78%	0.05%

#	Without sales charge

##	With sales charge
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Classes B, C, I, R3, R4 and R5 shares will vary from results seen above due to differences in the expenses charged to these classes.

(2)	Class I shares commenced operations on 8/31/06. Performance prior to 8/31/06 reflects Class A performance. Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to 12/22/06 reflects Class A performance.

(3)	The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.

(4)	Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2008, which excludes investment transactions as of this date.
Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Portfolio Managers
Hugh Whelan	Edward C. Caputo
Managing Director	Assistant Vice President
How did the Fund perform?
The Class A shares of The Hartford Growth Allocation Fund returned -35.00%, before sales charge, for the twelve-month period ended October 31, 2008. In comparison, its benchmarks, the S&P 500 Index and the Barclays Capital U.S. Aggregate Bond Index (formerly Lehman Brothers U.S. Aggregate Bond Index), returned -36.08% and 0.30%, respectively, while the average return of the Lipper Mixed-Asset Target Allocation Growth Funds category, a group of funds with investment strategies similar to those of the Fund, was -30.99%.
Why did the Fund perform this way?
It was an extremely difficult year for the financial markets as the deepening credit crisis led to some extraordinary events including the failure, forced merger or government rescue of several venerable financial institutions. Investor confidence plummeted, sending stock prices sharply lower. Within U.S. equities, although all segments of the market declined, small-cap stocks outperformed mid-cap and large-cap stocks. Across all capitalizations, the value investment style beat growth. In contrast to the prior year, U.S. stocks significantly outperformed international stocks. In the fixed-income market, U.S. Treasury securities outperformed all other sectors as the flight to quality pushed Treasury yields lower, particularly on the short end of the yield curve (i.e. bonds with a shorter maturity date), with the yield on five-year Treasury notes declining 134 basis points to 2.83% and the yield on 10-year notes declining 52 basis points to 3.95%. Spreads in all non-government sectors widened dramatically (i.e. short and long term interest rates moving farther apart), but commercial mortgage-backed securities (CMBS) turned in the worst performance. High yield asset classes also suffered, underperforming the broad fixed income market as measured by the Barclays Capital U.S. Aggregate Bond Index. Generally, the Fund’s target asset allocation is set at approximately 80 % equities and 20% fixed-income.
The Fund’s asset allocation within equities detracted from performance. Specifically, allocations to international stocks (large-cap, small-cap and emerging markets) were the largest detractors. However, the Fund benefited from asset allocation changes implemented during the period including a reduction in international stocks in favor of domestic stocks. Asset allocation within the fixed income portion of the Fund also detracted from performance, driven by allocations to floating rate notes and high yield bonds. However, the negative impact was somewhat offset by a reduction in the Fund’s allocation to TIPS (Treasury Inflation Protected Securities) in favor of intermediate-term bonds, which was beneficial to performance. The Fund’s duration (a measure of interest-rate sensitivity) was targeted to be lower than that of the Barclays Capital U.S. Aggregate Bond Index, which was disadvantageous as yields declined during the period.
The Fund’s performance is influenced not just by our asset allocation decisions, but also by the performance of the underlying funds we select to meet our asset allocation targets. During the period, our fund selection enhanced relative (i.e. performance of the Fund as measured against the benchmark) performance. In keeping with the Fund’s long-term approach, we typically use cash flows to reallocate among the underlying funds. However, one hard rebalance (i.e. a fund rebalancing to move the underlying fund investments to their target allocation percentages) was executed during the reporting period. Given the weak equity market performance, a rebalance was required to restore the portfolio allocations back to their targets.
During the period, the Fund began to utilize exchange-traded funds (ETFs) to obtain asset class exposures unavailable through The Hartford fund family. Doing so enables the Fund to capture additional opportunities, while also enhancing its diversification. Specifically, the Fund has set target allocations to ETFs that provide U.S. real estate and international real estate exposure. During the period, the Fund increased its weighting in REITs and decreased its allocation to TIPS in favor of intermediate bonds. Late in the period, we reduced the Fund’s weighting in international stocks in favor of domestic mid-cap and small-cap stocks.
What is the outlook?
For the near future, the extreme nature of the current credit crisis is likely to have a negative impact on GDP growth. While strong, well-capitalized and well-funded companies will weather the current environment, uncertainty about the near-term health of the economy is likely to crimp capital spending. This would, in turn, likely result in further weakness in employment and a decline in incomes and spending, reinforcing the slowdown. This is a situation that only time can cure, although the time required may be shortened by well-crafted private and public solutions. In addition to the government programs introduced late in the period, there is a strong possibility that a new stimulus package, funded by fiscal policy, will be introduced when the new administration enters office. We also foresee further easing in monetary policy (i.e. lowering interest rates) in 2009.
Our portfolio construction process focuses on eighteen different asset classes. Over the last year, we have witnessed the volatility of these asset classes and the correlations between them increase dramatically, not just in the U.S. market, but across the globe. It did not pay to diversify outside of our benchmarks during the fiscal year, especially within equities, as few asset classes outperformed the S&P 500 Index. Likewise, many fixed income asset classes behaved more like equities, with floating rate notes, high yield bonds, and emerging market debt all declining more than 20%. We believe that, over time, the markets will stabilize and the historical relationships between these asset classes will be restored. As of the end of the reporting period, with regard to equities, the Fund is positioned with an expectation that U.S. stocks will outperform international stocks and the value investment style will outperform growth. For fixed income, we recently reduced our allocation to TIPS as we continue to believe that these securities are likely to underperform other asset classes within our investment universe.
Composition by Underlying Fund
as of October 31, 2008

Percentage of
Fund Name	Net Assets
Hartford Capital Appreciation Fund, Class Y	20.5%
Hartford Disciplined Equity Fund, Class Y	3.4
Hartford Dividend and Growth Fund, Class Y	3.3
Hartford Equity Income Fund, Class Y	3.2
Hartford Fundamental Growth Fund, Class Y	0.5
Hartford Global Growth Fund, Class Y	6.7
Hartford Growth Fund, Class Y	3.2
Hartford Growth Opportunities Fund, Class Y	5.5
Hartford Inflation Plus Fund, Class Y	4.1
Hartford International Opportunities Fund, Class Y	3.8
Hartford International Small Company Fund, Class Y	3.9
Hartford Select MidCap Value Fund, Class Y	1.7
Hartford Select SmallCap Value Fund, Class Y	4.8
Hartford Short Duration Fund, Class Y	3.8
Hartford Small Company Fund, Class Y	4.1
Hartford Total Return Bond Fund, Class Y	11.5
Hartford Value Fund, Class Y	15.0
SPDR DJ Wilshire International Real Estate ETF	0.6
SPDR DJ Wilshire REIT ETF	0.3
Other Assets and Liabilities	0.1

Total	100.0%

The Hartford Growth Fund
(subadvised by Wellington Management Company, LLP)
Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.
You cannot invest directly in an index.
The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.
Investment objective — Seeks long-term capital appreciation.
Average Annual Total Returns(1,3,4) (as of 10/31/08)

	Inception	1	5	10	Since
	Date	Year	Year	Year	Inception
Growth A#	6/08/49	-40.77%	-2.27%	0.92%	10.03%
Growth A##	6/08/49	-44.03%	-3.37%	0.35%	9.92%
Growth B#	11/14/94	-41.16%	-3.00%	NA*	NA*
Growth B##	11/14/94	-43.83%	-3.32%	NA*	NA*
Growth C#	11/14/94	-41.19%	-2.95%	0.21%	4.67%
Growth C##	11/14/94	-41.73%	-2.95%	0.21%	4.67%
Growth I#	2/19/02	-40.53%	-2.11%	NA	-0.96%
Growth L#	6/08/49	-40.61%	-2.00%	1.10%	10.06%
Growth L##	6/08/49	-43.43%	-2.95%	0.61%	9.97%
Growth R3#	2/19/02	-40.93%	-2.04%	NA	-1.14%
Growth R4#	2/19/02	-40.70%	-1.92%	NA	-1.04%
Growth R5#	2/19/02	-40.56%	-1.82%	NA	-0.97%
Growth Y#	2/19/02	-40.50%	-1.78%	NA	-0.94%

#	Without sales charge

##	With sales charge

NA	Not Applicable

*	10 year and inception returns are not applicable for Class B because after 8 years Class B converts to Class A.
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Classes A, B and C were offered beginning on February 19, 2002. Performance prior to that date is that of the fund’s Classes L, M and N shares, respectively, which have lower operating expenses. Performance prior to February 19, 2002 would have been lower if Classes A, B and C shares expenses were applied during that period. (Classes M and N are no longer offered.) Class I shares commenced operations on 8/31/06. Performance prior to 8/31/06 reflects Class A performance. Classes R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to 12/22/06 reflects Class A performance.

(2)	Growth of a $10,000 investment in Classes B, C, I, L, R3, R4, R5 and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

(3)	The initial investment in Classes A and L shares reflects the maximum sales charge and Classes B and C reflect CDSC.

(4)	Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2008, which excludes investment transactions as of this date.

Portfolio Managers
Andrew J. Shilling, CFA Senior Vice President, Partner, Global Industry Analyst	John A. Boselli, CFA Senior Vice President, Partner
How did the Fund perform?
The Class A shares of The Hartford Growth Fund returned -40.77%, before sales charge, for the twelve-month period ended October 31, 2008 underperforming its benchmark, the Russell 1000 Growth Index, which returned -36.95% for the same period. The Fund also underperformed the -38.39% return of the average fund in the Lipper Large-Cap Growth Funds peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
The twelve-month period ended October 31, 2008 was one of the most volatile in history. After a positive start to the year, global equity markets stumbled as the widespread contraction in credit led to major changes in the financial landscape. These included the near collapse of the large investment bank Bear Stearns, government takeovers of Fannie Mae and Freddie Mac, the collapse of Lehman Brothers, the fall of insurance firm American International Group (AIG), and the seizure of banking firm Washington Mutual. The global economy also weakened, sending energy and commodities prices lower. In response to increasing concerns about the financial system and a potential U.S. recession, equity investors sought to shed risk, punishing equity securities broadly.
Large (-36%), mid (-36%), and small (-34%) cap stocks declined in unison during the period, as measured by the S&P 500 , S&P

MidCap 400 and Russell 2000 Indices, respectively. Growth and Value stocks both declined by 37%, as measured by the Russell 1000 Growth and Russell 1000 Value Indices. There were no safe havens as all ten sectors within the Russell 1000 Growth Index posted negative returns. Financials (-51%), Utilities (-45%), and Materials (-43%) declined the most, while traditionally defensive sectors Consumer Staples (-13%) and Health Care (-24%) declined the least.
The Fund’s underperformance versus its benchmark was driven by both stock selection and sector positioning, which is a fallout of the bottom-up (i.e. stock by stock fundamental research) stock selection process. Strong security selection, relative to the benchmark, in Information Technology and Materials was more than offset by weaker results in Industrials, Health Care, and Consumer Staples. In addition, relative (i.e. performance of the Fund as measured against the benchmark) returns were hurt by our below-benchmark weight in Consumer Staples and above-benchmark weight in Information Technology. The Fund benefited from a modest cash position, which helped relative performance in a downward-trending market.
Wal-Mart (Consumer Staples), MF Global (Financials), Focus Media (Consumer Discretionary), and Freeport-McMoRan (Materials) were the top detractors from relative performance during the period. Not owning the world’s largest retailer Wal-Mart, which investors believe is well-positioned for a softening retail environment, hurt benchmark-relative performance. Shares of Bermuda-based independent derivatives broker MF Global fell sharply after a rogue trader within the firm caused significant losses by trading unauthorized wheat futures contracts. Shares of Chinese digital advertising and media company Focus Media trended lower due to concerns about management changes, accounting issues, and mobile spamming. Shares of copper and gold mining company Freeport-McMoRan fell after the company reported weaker than expected second quarter earnings as slowing global economic growth reduced the pace of infrastructure build-outs in emerging markets. Top detractors from the Fund’s absolute (i.e. total return) returns were software giant Microsoft (Information Technology), internet-search firm Google (Information Technology) and investment bank Goldman Sachs (Financials).
Top contributors to benchmark-relative returns were EOG Resources (Energy), U.S. Steel (Materials), and Abbott Laboratories (Health Care). Shares of oil and gas exploration producer EOG Resources performed well during the period, despite falling oil prices in the third quarter, as the firm has valuable long-term assets, attractive reinvestment opportunities, low-cost natural gas production capabilities, and a good track record of finding and producing gas at below industry costs. Steel producer U.S. Steel saw its shares benefit from rising global demand in the first half of the year, pushing prices and margins higher. We eliminated the position before steel prices plummeted late in the period. Shares of Abbott Laboratories, a drug and medical device company, continued to benefit from the strong growth of Humira, a drug for rheumatoid arthritis and psoriasis. Holding Canadian fertilizer and feed products company Potash (Energy) and contract drilling company Diamond Offshore (Energy) also contributed to absolute returns.
What is the outlook?
Global equities tumbled over the past year, and particularly in recent months, on a deteriorating outlook for earnings and sharply increased fear levels among investors. The U.S. Treasury and Federal Reserve, in concert with several foreign governments, have embarked on an unprecedented series of rescue moves, but the results remain to be seen. In the wake of these capital market events, business and consumer confidence and spending have moved lower.
In this environment we continue to focus our efforts on stock-by-stock fundamental research, picking one stock at a time based upon the attractiveness of each company’s valuation and fundamentals. As a result of this bottom up stock selection, our largest exposures relative to the benchmark at the end of the period were in Information Technology, Health Care, and Consumer Discretionary. We moved from an underweight to an overweight exposure in Health Care during the period, as we uncovered several stocks that we believe are less economically sensitive and should perform relatively well in a difficult economic environment. At the end of the period, we were most underweight the Consumer Staples, Materials, and Utilities sectors.
Diversification by Industry
as of October 31, 2008

Percentage of
Industry	Net Assets
Capital Goods	12.1%
Consumer Durables & Apparel	2.3
Consumer Services	1.6
Diversified Financials	1.3
Energy	8.3
Food & Staples Retailing	1.9
Food, Beverage & Tobacco	3.0
Health Care Equipment & Services	6.7
Insurance	2.7
Materials	1.6
Media	2.2
Pharmaceuticals, Biotechnology & Life Sciences	11.7
Retailing	4.7
Semiconductors & Semiconductor Equipment	1.3
Software & Services	20.9
Technology Hardware & Equipment	11.2
Telecommunication Services	1.0
Transportation	0.4
Utilities	0.4
Short-Term Investments	8.1
Other Assets and Liabilities	(3.4)

Total	100.0%

The Hartford Growth Opportunities Fund
(subadvised by Wellington Management Company, LLP)
Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.
Russell 3000 Growth Index is an unmanaged index that measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values.
You cannot invest directly in an index.
The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.
Investment objective — Seeks capital appreciation.
Average Annual Total Returns(1,3,4) (as of 10/31/08)

	Inception	1	5	10	Since
	Date	Year	Year	Year	Inception

Growth Opp A#	3/31/63	-44.66%	2.90%	4.76%	11.68%
Growth Opp A##	3/31/63	-47.70%	1.74%	4.17%	11.54%
Growth Opp B#	11/14/94	-45.07%	2.11%	NA *	NA *
Growth Opp B##	11/14/94	-47.42%	1.81%	NA *	NA *
Growth Opp C#	11/14/94	-45.01%	2.16%	4.02%	6.64%
Growth Opp C##	11/14/94	-45.48%	2.16%	4.02%	6.64%
Growth Opp I#	2/19/02	-44.35%	3.09%	NA	3.39%
Growth Opp L#	3/31/63	-44.50%	3.17%	4.95%	11.73%
Growth Opp L##	3/31/63	-47.13%	2.17%	4.44%	11.61%
Growth Opp R3#	2/19/02	-44.77%	3.12%	NA	3.13%
Growth Opp R4#	2/19/02	-44.60%	3.27%	NA	3.24%
Growth Opp R5#	2/19/02	-44.41%	3.37%	NA	3.32%
Growth Opp Y#	2/19/02	-44.38%	3.40%	NA	3.34%

#	Without sales charge

##	With sales charge

NA	Not Applicable

*	10 year and inception returns are not applicable for Class B because after 8 years Class B converts to Class A.
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Classes A, B and C were offered beginning on February 19, 2002. Performance prior to that date is that of the fund’s Classes L, M and N shares, respectively, which have lower operating expenses. Performance prior to February 19, 2002 would have been lower if Classes A, B and C shares expenses were applied during that period. (Classes M and N are no longer offered.) Class I shares commenced operations on 8/31/06. Performance prior to 8/31/06 reflects Class A performance. Classes R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to 12/22/06 reflects Class A performance.

(2)	Growth of a $10,000 investment in Classes B, C, I, L, R3, R4, R5 and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

(3)	The initial investment in Classes A and L shares reflects the maximum sales charge and Classes B and C reflect CDSC.

(4)	Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2008, which excludes investment transactions as of this date.

Portfolio Managers
Michael T. Carmen, CFA, CPA Senior Vice President, Partner	Mario E. Abularach, CFA, CMT Vice President
How did the Fund perform?
The Class A shares of The Hartford Growth Opportunities Fund returned -44.66%, before sales charge, for the twelve-month period ended October 31, 2008, underperforming the benchmark, the Russell 3000 Growth Index, which returned -37.04% for the same period. The Fund also underperformed the -40.06% return of the average fund in the Lipper Multi-Cap Growth Funds peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
The twelve-month period ended October 31, 2008 was one of the most volatile in recent history. After a positive start to the year, the global equity markets stumbled on credit crunch related issues such as the near collapse of the large investment bank Bear Stearns, the government takeovers of Fannie Mae and Freddie Mac, the collapse of Lehman Brothers, the fall of insurance firm American International Group (AIG), and the seizure of banking firm Washington Mutual. The global economy also weakened, sending energy and commodities prices lower. In response to increasing concerns about the financial system and a potential U.S. recession, equity investors sought to shed risk.

Overall equity market performance was weak for the period. Within the Russell 3000 Growth Index, all sectors posted sharp negative returns led by Financial Services (-49%), Utilities (-45%), and Telecommunication Services (-44%). The sectors that declined the least in this environment were Consumer Staples (-13%) and Health Care (-25%).
The Fund underperformed due to adverse security selection, particularly in Health Care, Industrials, and Consumer Discretionary. An underweight (i.e. the Fund’s sector position was less than the benchmark position) position to Consumer Staples, the result of bottom-up (i.e. stock by stock fundamental research) stock selection decisions, also detracted from performance.
Individual holdings that proved detrimental to results during the period included Focus Media (Consumer Discretionary), Manitowoc (Industrials), and Research in Motion (Information Technology). Shares of China-based digital advertising company Focus Media trended lower due to concerns about management changes, accounting practices, and mobile spamming. Crane manufacturer Manitowoc lost traction as its order backlog declined. Research in Motion, purveyor of Blackberry wireless handheld devices, met consensus sales forecasts but reported weaker than expected margins. The market punished the stock, interpreting the margin shortfall as a signal of increasing competition in smart phones as opposed to company-specific new product transition issues. Not holding U.S. retail giant Wal-Mart also hurt relative (i.e. performance of the Fund as measured against the benchmark) performance.
Stock selection within Financials and an overweight (i.e. the Fund’s sector position was greater than the benchmark position) in Energy helped performance relative to its benchmark during the period. Frictional cash holdings also buoyed results in a down market. Top individual stock contributors included U.S. Steel (Materials), EOG Resources (Energy), and Rio Tinto (Materials). Against a backdrop of tight global steel markets, U.S. Steel’s vertically integrated business model allowed the company to achieve better than anticipated margins. Shares in EOG Resources, an oil and natural gas exploration company, rose after management announced a large natural gas discovery in British Columbia and raised production forecasts for existing fields in Texas and Colorado. EOG also benefited from higher energy prices. In addition to benefiting from its leverage to iron ore at a time of robust demand and rising prices, diversified international mining concern Rio Tinto was also boosted by a takeover proposal from Australian mining giant BHP Billiton. We eliminated the position into this strength.
What is the outlook?
An uncertain global economic outlook together with unpredictable and volatile equity markets have inflicted wounds that will take time to heal. Leverage and illiquidity are exacerbating the situation, creating in many cases what we see as a disconnect between fundamentals and valuation. As always, we continue to focus our research efforts on identifying stocks of companies whose future growth is underpriced.
At the end of the period, our bottom-up decisions resulted in overweights in Financials, Health Care, and Industrials and underweights in Consumer Staples, Information Technology and Energy relative to the Russell 3000 Growth Index. Top holdings included Medtronic (Health Care), Lockheed Martin (Industrials), General Electric Company (Industrials), and Cephalon (Health Care).
Diversification by Industry
as of October 31, 2008

Percentage of
Industry	Net Assets
Banks	1.8%
Capital Goods	13.4
Commercial & Professional Services	2.5
Consumer Durables & Apparel	2.1
Diversified Financials	5.6
Energy	5.1
Food, Beverage & Tobacco	2.2
Health Care Equipment & Services	7.7
Household & Personal Products	2.2
Insurance	5.5
Materials	4.9
Media	1.9
Other Investment Pools and Funds	1.0
Pharmaceuticals, Biotechnology & Life Sciences	14.1
Retailing	3.5
Software & Services	12.2
Technology Hardware & Equipment	6.6
Telecommunication Services	1.7
Transportation	0.7
Short-Term Investments	4.1
Other Assets and Liabilities	1.2

Total	100.0%

The Hartford High Yield Fund
(subadvised by Hartford Investment Management Company)
Barclays Capital High Yield Corporate Index is an unmanaged broad-based market value-weighted index that tracks the total return performance of non-investment grade, fixed-rate, publicly placed, dollar denominated and nonconvertible debt registered with the SEC.
You cannot invest directly in an index.
The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.
Investment objective — Seeks high current income. Growth of capital is a secondary objective.
Average Annual Total Returns(2,3,4) (as of 10/31/08)

	Inception	1	5	10	Since
	Date	Year	Year	Year	Inception

High Yield A#	9/30/98	-24.40%	-0.38%	1.89%	1.85%
High Yield A##	9/30/98	-27.80%	-1.29%	1.42%	1.38%
High Yield B#	9/30/98	-25.00%	-1.13%	NA *	NA *
High Yield B##	9/30/98	-28.48%	-1.42%	NA *	NA *
High Yield C#	9/30/98	-25.01%	-1.07%	1.19%	1.15%
High Yield C##	9/30/98	-25.71%	-1.07%	1.19%	1.15%
High Yield I#	9/30/98	-24.11%	-0.25%	1.95%	1.91%
High Yield R3#	9/30/98	-24.70%	-0.19%	2.18%	2.14%
High Yield R4#	9/30/98	-24.32%	-0.04%	2.26%	2.22%
High Yield R5#	9/30/98	-24.16%	0.04%	2.30%	2.26%
High Yield Y#	9/30/98	-24.09%	0.09%	2.32%	2.29%

#	Without sales charge

##	With sales charge

NA	Not Applicable

*	10 year and inception returns are not applicable for Class B because after 8 years Class B converts to Class A.
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Classes B, C, I, R3, R4, R5 and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

(2)	The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.

(3)	Class I shares commenced operations on 5/31/07. Performance prior to 5/31/07 reflects Class A performance. Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to 12/22/06 reflects Class A performance.

(4)	Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2008, which excludes investment transactions as of this date.

Portfolio Managers
Mark Niland, CFA Managing Director	James Serhant, CFA Senior Vice President, Senior Investment Analyst
How did the Fund perform?
The Class A shares of The Hartford High Yield Fund returned -24.40%, before sales charge, for the twelve-month period ended October 31, 2008. In comparison, its benchmark, the Barclays Capital High Yield Corporate Bond Index (formerly the Lehman Brothers High Yield Corporate Bond Index), returned -25.81% while the average return of the Lipper High Current Yield Funds category, a group of funds with investment strategies similar to those of the Fund, was -25.38%.
Why did the Fund perform this way?
The extreme turmoil and volatility in the financial markets during the reporting year led to a prolonged flight to quality. As a result, the high yield market struggled as investors fled risky assets in favor of higher-quality, lower-yielding securities. Although it was a difficult year for the Fund, it outperformed its benchmark due in large part to positive security selection. In particular, an underweight (i.e. the Fund’s sector position was less than the benchmark position) exposure relative (i.e. performance of the Fund as measured against the benchmark) to the benchmark to Ford and GM unsecured bonds was additive to relative performance, as sales of autos have fallen dramatically due to the combination of the weak economy and limited availability of credit for new car purchases. Strong security selection in the cable television sector, as well as an overweight (i.e. the Fund’s sector position was greater than the benchmark position) allocation, also contributed positively to performance. The sector fared better than others as it has many defensive attributes which make it less vulnerable to an economic downturn. Within the financial sector, the Fund was more conservatively positioned than the benchmark in the auto-related finance sub-sector with a relative overweight to higher quality issues, which was also beneficial to performance.

Security selection within the technology sector, however, detracted from the Fund’s relative performance.
Throughout the period, the Fund maintained an allocation to cash in order to ensure that redemptions could be met with a minimum of disruption to the portfolio and to enable the Fund to take advantage of opportunities that presented themselves during the year.
What is the outlook?
The forced selling that has been taking place in the market has put considerable pressure on high yield bond prices and led to a technical imbalance in the market as supply for these securities exceeds demand. Until this supply overhang clears, it will be difficult for the high yield market to realize and sustain higher returns.
In our view, not every company will successfully navigate through this volatility and therefore, defaults will continue to rise. However, with spreads in many segments of the market at or near record levels, we believe there are a number of attractive opportunities to be found for the discriminating investor.
Distribution by Credit Quality
as of October 31, 2008

Percentage of
Long-Term
Rating	Holdings
AAA	0.4%
AA	0.3
A	1.9
BBB	0.5
BB	24.9
B	46.1
CCC	18.4
C	0.1
Not Rated	7.4

Total	100.0%

Diversification by Industry
as of October 31, 2008

Percentage of
Industry	Net Assets
Basic Materials	8.2%
Capital Goods	1.4
Consumer Cyclical	13.7
Consumer Staples	1.3
Energy	6.2
Finance	9.9
Health Care	8.1
Real Estate	0.1
Services	13.2
Technology	18.3
Transportation	1.8
Utilities	7.0
Short-Term Investments	15.1
Other Assets and Liabilities	(4.3)

Total	100.0%

The Hartford High Yield Municipal Bond Fund
(subadvised by Hartford Investment Management Company)
Barclays Capital Municipal Non-Investment Grade Debt Index is an unmanaged index made up of bonds that are non-investment grade, unrated, or rated below Ba1 by Moody’s Investors Service with a remaining maturity of at least one year.
You cannot invest directly in an index.
Investment objective — Seeks to provide a high level of current income which is generally exempt from federal income taxes. Capital appreciation is a secondary objective.
Average Annual Total Returns(2,3) (as of 10/31/08)

	Inception	1	Since
	Date	Year	Inception

High Yield Municipal Bond A#	5/31/07	-18.60%	-15.56%
High Yield Municipal Bond A##	5/31/07	-22.26%	-18.25%
High Yield Municipal Bond B#	5/31/07	-19.36%	-16.30%
High Yield Municipal Bond B##	5/31/07	-23.20%	-18.51%
High Yield Municipal Bond C#	5/31/07	-19.24%	-16.21%
High Yield Municipal Bond C##	5/31/07	-20.01%	-16.21%
High Yield Municipal Bond I#	5/31/07	-18.50%	-15.36%

#	Without sales charge

##	With sales charge
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Classes B, C and I shares will vary from results seen above due to differences in the expenses charged to these share classes.

(2)	The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.

(3)	Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2008, which excludes investment transactions as of this date.
The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Portfolio Managers
Christopher Bade Vice President	Charles Grande Executive Vice President
How did the Fund perform?
The Class A shares of The Hartford High Yield Municipal Bond Fund returned -18.60%, before sales charge, for the twelve-month period ended October 31, 2008. In comparison, its benchmark, the Barclays Capital Municipal Non-Investment Grade Debt Index (formerly the Lehman Brothers High Yield Municipal Index), returned -18.92% while the average return of the Lipper High Yield Municipal Funds category, a group of funds with investment strategies similar to those of the Fund, was -18.67%.
Why did the Fund perform this way?
It was an extremely difficult year for the financial markets as the deepening credit crisis led to some extraordinary events including the failure, forced merger or government rescue of several venerable financial institutions. Underwriters and institutional and retail investors became unwilling to commit capital to investment markets, including municipal bonds, as the desire to hold cash became extreme. Credit rating downgrades of major monoline insurers and the volatile and deteriorating auction rate and variable rate markets caused further turmoil and disruption in the municipal market. These factors, coupled with bank consolidations, the takeovers of American International Group (AIG), Fannie Mae and Freddie Mac, municipal hedge fund liquidations, and mutual fund outflows led to a severe decline in demand for municipal bonds, forcing municipal bonds to cheapen and spreads to widen (i.e. short and long term interest rates moving farther apart). For the overall period, municipal credit spreads (the incremental yield an investor receives for taking on greater credit risk) widened by approximately 256 basis points for investment grade bonds and 273 basis points for high yield bonds. Yields rose across all but the short end of the municipal yield curve (i.e. municipal bonds with a shorter maturity date), with the greatest increases occurring on long-maturity issues. As a result, the curve steepened (i.e. short and long term interest rates moving farther apart) dramatically, with the yield differential between two-year and 30-year municipal bonds increasing 108 basis points to 371 basis points. Just three months prior to the start of the Fund’s fiscal year, on August 1, 2007, this yield differential stood at only 72 basis points.

In this environment, the primary detractors from the Fund’s performance for the period were its exposures to lower rated bonds (triple-B and lower rated), which suffered from severe credit spread widening as investor risk-aversion grew, and the long end of the municipal yield curve (25 years and longer), which underperformed the short and intermediate portions of the curve. However, the Fund’s allocation to lower rated bonds was far less than that of the benchmark, with 35% of holdings in non-investment grade bonds versus 77% for the benchmark as of the end of the fiscal year. This lower-relative exposure helped the Fund to modestly outperform the benchmark for the period as higher rated issues outpaced lower rated issues. During the period, we increased holdings of more liquid, higher quality bonds (rated single-A or better) in more creditworthy, essential service sectors such as utilities, education, and local general obligations.
The Fund had a comparatively lower duration (a measure of interest-rate sensitivity) at times during the period, which also contributed to its outperformance. We managed the Fund’s duration through the timely use of short-duration auction rate securities, variable rate demand notes and the accumulation of cash balances. Additionally, we sold long-maturity bonds and bought short-maturity bonds.
The Fund’s limited exposure to issues with weaker coupon structures (zero coupon bonds and bonds with coupons below 5%) supported performance as these issues performed poorly during the reporting year. The sale of unsecured special facility airline bonds early in the period also enhanced performance as this was the worst performing municipal sector for the 12-month period.
Conversely, an overweight (i.e. the Fund’s sector position was greater than the benchmark position) to Healthcare hurt performance as spreads in the sector widened. Exposure to industrial development bonds and corporate-backed municipals credits, specifically secured airline and prepaid gas bonds, also hindered returns as weakening economic conditions and declining corporate earnings negatively impacted these sectors. Additionally, exposure to tobacco bonds was disadvantageous. The sector was particularly hard hit as forced selling by some of the larger investors in the sector pushed prices lower. Exposure to special assessment bonds also hindered performance as the sector continued to be negatively impacted by the national housing slowdown and increasing delinquencies and foreclosures.
What is the outlook?
For the near future, the extreme nature of the current credit crisis is likely to have a negative impact on GDP growth. While strong, well-capitalized and well-funded companies will weather the current environment, uncertainty about the near-term health of the economy is likely to crimp capital spending. This would, in turn, likely result in further weakness in employment and a decline in incomes and spending, reinforcing the slowdown. This is a situation that only time can cure, although the time required may be shortened by well-crafted private and public solutions. In addition to the government programs introduced late in the period, there is a strong possibility that a new stimulus package, funded by fiscal policy, will be introduced when the new administration enters office. We also foresee further easing in monetary policy (i.e. lowering interest rates) in 2009.
We expect price volatility in the municipal market to continue for the near term. We remain very cautious given the continued devaluation of real estate, the national economic recession, lower revenue generation and higher borrowing costs for municipal issuers. As such, we will focus our attention on the higher quality, more essential service sectors of the market. We also expect the municipal yield curve will continue to steepen as retail investors increase tax-advantaged holdings, driving yields lower for short maturity bonds (in conjunction with Federal Reserve action), while yields on long maturity bonds will rise due to reduced demand from institutional and non-traditional buyers (i.e. arbitrage/hedge funds). In addition, we expect future new issue supply with predominately longer maturities will put further stress on long bond yields. For these reasons, we remain very cautious with regard to purchases on the long end of the curve and whenever possible, we will focus on shorter-maturity issues in order to rein in duration and thereby reduce the portfolio’s price sensitivity.
We believe municipal bonds still represent value given the relative cheapness of the asset class and our expectations of higher federal taxes, superior performance of general obligation and essential service municipal revenue bonds, and increased demand from the growing baby boomer population. We continue to believe that current attractive pricing is unsustainable and expect that over time, the relationship between municipal and taxable bonds will revert to historical norms, locking in future performance.
Distribution by Credit Quality
as of October 31, 2008

Percentage of
Long-Term
Rating	Holdings
AAA	1.5%
AA	6.3
A	17.6
BBB	31.6
BB	15.6
B	5.6
CCC	0.7
Not Rated	21.1

Total	100.0%

Diversification by Industry
as of October 31, 2008

Percentage of
Industry	Net Assets
Airport Revenues	6.2%
General Obligations	9.6
Health Care/Services	22.4
Higher Education (Univ., Dorms, etc.)	10.6
Housing (HFA’s, etc.)	1.2
Industrial	4.0
Land Development	0.9
Miscellaneous	16.6
Pollution Control	2.2
Public Facilities	1.3
Special Tax Assessment	6.6
Tax Allocation	2.4
Transportation	1.0
Utilities — Combined	0.2
Utilities — Electric	1.6
Utilities — Gas	1.5
Short-Term Investments	10.5
Other Assets and Liabilities	1.2

Total	100.0%

The Hartford Income Allocation Fund
(subadvised by Hartford Investment Management Company)
Barclays Capital U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Barclays Capital Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.
You cannot invest directly in an index.
The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.
Investment objective — Seeks current income, and as a secondary objective, capital preservation.
Average Annual Total Returns(2,3,4) (as of 10/31/08)

	Inception	1	Since
	Date	Year	Inception

Income Allocation A#	5/28/04	-10.60%	0.23%
Income Allocation A##	5/28/04	-14.62%	-0.81%
Income Allocation B#	5/28/04	-11.28%	-0.50%
Income Allocation B##	5/28/04	-15.53%	-0.88%
Income Allocation C#	5/28/04	-11.27%	-0.50%
Income Allocation C##	5/28/04	-12.12%	-0.50%
Income Allocation I#	5/28/04	-10.37%	0.35%
Income Allocation R3#	5/28/04	-10.93%	0.07%
Income Allocation R4#	5/28/04	-10.68%	0.17%
Income Allocation R5#	5/28/04	-10.39%	0.32%

#	Without sales charge

##	With sales charge
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Classes B, C, I, R3, R4 and R5 shares will vary from results seen above due to differences in the expenses charged to these classes.

(2)	Class I shares commenced operations on 8/31/06. Performance prior to 8/31/06 reflects Class A performance. Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to 12/22/06 reflects Class A performance.

(3)	The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.

(4)	Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2008, which excludes investment transactions as of this date.

Portfolio Managers
Hugh Whelan	Edward C. Caputo
Managing Director	Assistant Vice President
How did the Fund perform?
The Class A shares of The Hartford Income Allocation Fund returned -10.60%, before sales charge, for the twelve-month period ended October 31, 2008. In comparison, its benchmark, the Barclays Capital U.S. Aggregate Bond Index (formerly the Lehman Brothers U.S. Aggregate Bond Index), returned 0.30%, while the average return of the Lipper Intermediate Investment Grade Debt Funds category, a group of funds with investment strategies similar to those of the Fund, was -6.84%.
Why did the Fund perform this way?
It was an extremely difficult year for the financial markets as the deepening credit crisis led to some extraordinary events including the failure, forced merger or government rescue of several venerable financial institutions. Investor confidence plummeted and a flight to quality ensued, pushing Treasury yields lower, particularly on the short end of the yield curve (i.e. bonds with a shorter maturity date), with the yield on five-year Treasury notes declining 134 basis points to 2.83% and the yield on 10-year notes declining 52 basis points to 3.95%. As a result, Treasury securities outperformed all other sectors of the fixed income market. Spreads in all non-government sectors widened dramatically (i.e. short and long term interest rates moving farther apart), but commercial mortgage-backed securities (CMBS) turned in the worst performance. High yield asset classes also suffered, underperforming the broad fixed income market as measured by the Barclays Capital U.S. Aggregate Bond Index.
The Fund’s asset allocation detracted from performance, driven by allocations to floating rate notes and high yield bonds. However, the negative impact was somewhat offset by a reduction in the Fund’s allocation to TIPS (Treasury Inflation Protected Securities)

in favor of intermediate-term bonds, and a reduction in its allocation to high yield bonds in favor of floating rate notes, both of which were beneficial to performance. The Fund’s duration (a measure of interest-rate sensitivity) was targeted to be lower than that of the Barclays Capital U.S. Aggregate Bond Index, which was disadvantageous as yields declined during the period.
The Fund’s performance is influenced not just by our asset allocation decisions, but also by the performance of the underlying funds we select to meet our asset allocation targets. During the period, our fund selection enhanced relative (i.e. performance of the Fund as measured against the benchmark) performance. In keeping with the Fund’s long-term approach, we typically use cash flows to reallocate among the underlying funds. However, two hard rebalances (i.e. a fund rebalancing to move the underlying fund investments to their target allocation percentages) were executed during the reporting period. The first was done in June to reduce the Fund’s TIPS allocation. The second was executed in order to restore the portfolio allocations back to their targets.
During the period, the Fund began to utilize exchange-traded funds (ETFs) to obtain asset class exposures unavailable through The Hartford fund family. Doing so enables the Fund to capture additional opportunities while also enhancing its diversification. Specifically, the Fund has set target allocations to an ETF that provides emerging market debt exposure. Also during the period, the Fund decreased its allocation to TIPS in favor of intermediate bonds. The Fund also decreased its allocation to high yield bonds in favor of floating rate notes.
What is the outlook?
For the near future, the extreme nature of the current credit crisis is likely to have a negative impact on GDP growth. While strong, well-capitalized and well-funded companies will weather the current environment, uncertainty about the near-term health of the economy is likely to crimp capital spending. This would, in turn, likely result in further weakness in employment and a decline in incomes and spending, reinforcing the slowdown. This is a situation that only time can cure, although the time required may be shortened by well-crafted private and public solutions. In addition to the government programs introduced late in the period, there is a strong possibility that a new stimulus package, funded by fiscal policy, will be introduced when the new administration enters office. We also foresee further easing in monetary policy (i.e. lowering interest rates) in 2009.
Our portfolio construction process focuses on seven different asset classes. Over the last year, we have witnessed the volatility of these asset classes and the correlations between them increase dramatically, not just in the U.S. market, but across the globe. It did not pay to diversify outside of our benchmark during the fiscal year as many fixed income asset classes behaved more like equities, with floating rate notes, high yield bonds, and emerging market debt all declining more than 20%. We believe that, over time, the markets will stabilize and the historical relationships between these asset classes will be restored. We recently reduced our allocation to TIPS as we continue to believe that these securities are likely to underperform other asset classes within our investment universe.
Composition by Underlying Fund
as of October 31, 2008

Percentage of
Fund Name	Net Assets
Hartford Floating Rate Fund, Class Y	10.2%
Hartford High Yield Fund, Class Y	6.9
Hartford Income Fund, Class Y	15.8
Hartford Inflation Plus Fund, Class Y	13.5
Hartford Short Duration Fund, Class Y	25.1
Hartford Strategic Income Fund, Class Y	7.8
Hartford Total Return Bond Fund, Class Y	19.0
Powershares Emerging Markets Sovereign Debt Portfolio ETF	1.4
Other Assets and Liabilities	0.3

Total	100.0%

The Hartford Income Fund
(subadvised by Hartford Investment Management Company)
Barclays Capital U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Barclays Capiatl Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.
You cannot invest directly in an index.
The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Investment objective — Seeks to provide a high level of current income. Capital appreciation is a secondary objective.
Average Annual Total Returns(2,3) (as of 10/31/08)

	Inception	1	5	Since
	Date	Year	Year	Inception

Income A#	10/31/02	-13.71%	0.47%	2.12%
Income A##	10/31/02	-17.60%	-0.45%	1.34%
Income B#	10/31/02	-14.36%	-0.27%	1.37%
Income B##	10/31/02	-18.45%	-0.59%	1.24%
Income C#	10/31/02	-14.34%	-0.27%	1.41%
Income C##	10/31/02	-15.15%	-0.27%	1.41%
Income Y#	11/28/03	-13.37%	NA	0.63%

#	Without sales charge

##	With sales charge

NA	Not Applicable
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Classes B, C and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

(2)	The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.

(3)	Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2008, which excludes investment transactions as of this date.
Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Portfolio Managers
William H. Davison, Jr.	Michael Gray, CFA	Christopher J. Zeppieri
Managing Director	Managing Director	Vice President
How did the Fund perform?
The Class A shares of The Hartford Income Fund returned -13.71%, before sales charge, for the twelve-month period ended October 31, 2008. In comparison, its benchmark, the Barclays Capital U.S. Aggregate Bond Index (formerly the Lehman Brothers U.S. Aggregate Bond Index), returned 0.30% while the average return of the Lipper Corporate Debt A-Rated Funds category, a group of funds with investment strategies similar to those of the Fund, was -7.74%.
Why did the Fund perform this way?
The Fund generally carries greater credit risk than the benchmark due to its primary objective of providing income for shareholders, which typically results in a higher weighting in credit and other spread sectors (non- government) relative (i.e. performance of the Fund as measured against the benchmark) to the benchmark. This approach hindered relative performance during the period as the extreme turmoil and volatility in the markets led credit spreads to widen considerably across asset classes.
Among spread sectors, several areas contributed to the Fund’s underperformance relative to the benchmark. An overweight (i.e. the Fund’s sector position was greater than the benchmark position) allocation relative to the benchmark to subordinate financial debt detracted from performance. A relative overweight to commercial mortgage-backed securities (CMBS), with some subordinated exposure, also detracted as the CMBS sector was one of the hardest hit investment grade sectors in the market during the reporting year. Although the portfolio had modest (less than 2%) exposure to subprime home equity loans, these holdings also negatively impacted performance as the housing crisis deepened. Exposure to high yield bonds and bank loans also hindered performance as the higher-quality sector of the market outperformed the lower quality, higher yielding sector.
However, the Fund’s duration (a measure of interest-rate sensitivity) and yield curve positioning was additive to relative performance as it was positioned to benefit from the decline in yields and steepening of the yield curve (i.e. short and long term interest rates moving farther apart) that occurred during the period.
What is the outlook?
For the near future, the extreme nature of the current credit crisis is likely to have a negative impact on GDP growth. While strong, well-capitalized and well-funded companies will weather the current environment, uncertainty about the near-term health of the economy is likely to crimp capital spending. This would, in turn, likely result in further weakness in employment and a decline in incomes and spending, reinforcing the slowdown. This is a situation that only time can cure, although the time required may be shortened by well-crafted private and public solutions. In addition to the government programs introduced late in the period, there is a strong possibility that a new stimulus package, funded by fiscal policy, will be introduced when the new administration enters office. We also foresee further easing in monetary policy (i.e. lowering interest rates) in 2009.
Distribution by Credit Quality
as of October 31, 2008

Percentage of
Long-Term
Rating	Holdings
AAA	51.2%
AA	4.5
A	16.3
BBB	14.4
BB	5.0
B	4.3
CCC	0.6
Not Rated	3.7

Total	100.0%

Diversification by Industry
as of October 31, 2008

Percentage of
Industry	Net Assets
Basic Materials	2.4%
Capital Goods	0.8
Consumer Cyclical	2.2
Consumer Staples	2.2
Energy	1.1
Finance	23.9
Foreign Governments	0.1
Health Care	1.7
Services	4.4
Technology	9.3
Transportation	1.4
U.S. Government Agencies	41.4
U.S. Government Securities	2.3
Utilities	5.1
Short-Term Investments	3.4
Other Assets and Liabilities	(1.7)

Total	100.0%

Distribution by Security Type
as of October 31, 2008

Percentage of
Category	Net Assets
Asset & Commercial Mortgage Backed Securities	8.4%
Corporate Bonds: Investment Grade	32.7
Corporate Bonds: Non-Investment Grade	7.0
Senior Floating Rate Interests: Non-Investment Grade	6.5
U.S. Government Agencies	41.4
U.S. Government Securities	2.3
Short-Term Investments	3.4
Other Assets and Liabilities	(1.7)

Total	100.0%

The Hartford Inflation Plus Fund
(subadvised by Hartford Investment Management Company)
Barclays Capital U.S. TIPS Index represents securities that protect against adverse inflation and provide a minimum level of real return. To be included in this index, bonds must have cash flows linked to an inflation index, be sovereign issues denominated in U.S. currency, and have more than one year to maturity.
You cannot invest directly in an index.
The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.
Investment objective — Seeks a total return that exceeds the rate of inflation over an economic cycle.
Average Annual Total Returns(2,3,4) (as of 10/31/08)

	Inception	1	5	Since
	Date	Year	Year	Inception

Inflation Plus A#	10/31/02	-3.08%	2.65%	3.69%
Inflation Plus A##	10/31/02	-7.44%	1.71%	2.90%
Inflation Plus B#	10/31/02	-3.81%	1.89%	2.94%
Inflation Plus B##	10/31/02	-8.40%	1.54%	2.80%
Inflation Plus C#	10/31/02	-3.82%	1.89%	2.93%
Inflation Plus C##	10/31/02	-4.73%	1.89%	2.93%
Inflation Plus I#	10/31/02	-2.74%	2.81%	3.82%
Inflation Plus R3#	11/28/03	-3.56%	NA	2.73%
Inflation Plus R4#	11/28/03	-3.23%	NA	2.83%
Inflation Plus R5#	11/28/03	-2.94%	NA	2.95%
Inflation Plus Y#	11/28/03	-2.90%	NA	3.00%

#	Without sales charge

##	With sales charge

NA	Not Applicable
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Classes B, C, I, R3, R4, R5 and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

(2)	Class I shares commenced operations on 8/31/06. Performance prior to 8/31/06 reflects Class A performance. Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to 12/22/06 reflects Class Y performance.

(3)	The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.

(4)	Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2008, which excludes investment transactions as of this date.

Portfolio Managers
John Hendricks	Timothy Wilhide
Senior Vice President	Senior Vice President
How did the Fund perform?
The Class A shares of The Hartford Inflation Plus Fund returned -3.08%, before sales charge, for the twelve-month period ended October 31, 2008. In comparison, its benchmark, the Barclays Capital U.S. TIPS Index (formerly the Lehman Brothers U.S. TIPS Index), returned -4.11% while the average return of the Lipper Treasury Inflation Protected Securities peer group, a group of funds with investment strategies similar to those of the Fund, was -5.55%.
Why did the Fund perform this way?
It was a remarkable year for the Treasury Inflation Protected Securities (TIPS) market, and the broader financial markets as a whole. From November 2007 to June 2008, the Barclays Capital U.S. TIPS Index earned a total return of 8.87%, reflecting investor demand for inflation protection from the effects of rapidly increasing oil and gasoline prices. TIPS also benefited from their “safe haven” status as U.S. government obligations as financial conditions deteriorated during this period. Between July 2008 and October 2008, however, investors became concerned that a sudden business slowdown would reduce inflationary pressures, as reflected in the sharp drop in oil and gasoline prices during those months. As a result, the TIPS market declined by 11.92% during those months, more than offsetting any benefits from the continuing flight to quality as the financial system remained paralyzed.
The Fund benefited relative to the benchmark from successful interest rate and yield curve strategies during the year, as well as from its sustained high exposure to TIPS as these securities outperformed most other fixed income assets. Security selection within TIPS was also additive to performance. Furthermore, the

Fund continued to benefit from successful short-term “tactical” trading in Treasury futures and between TIPS and standard or “nominal” Treasuries.
What is the outlook?
While credit crunches and rapidly deepening business downturns are disinflationary by nature, the extent of the expected decline in the Consumer Price Index (CPI) reflected in the TIPS market as of the end of October 2008 seems extreme. Inflation expectations are measured by the difference in yields between TIPS and nominal U.S. Treasury securities of the same maturity. For the two-year period ending December 31, 2007, the yield differentials between nominal Treasury bonds and TIPS with five-year and ten-year maturities implied a market forecast for CPI of just under 2.5%, not far below the average 2.5-2.7% annual CPI reported since 2000. By the end of October 2008, however, the difference in yields between Treasuries and TIPS implied 0.0% CPI for the next five years and about 0.8% for the next ten years. The shorter-term outlook was actually for significant deflation as the two-year TIPS market priced 3.25% deflation until January 2011.
While we do expect disinflation over the next year or so as a result of both a very weak economic outlook and reduced pressure on energy prices, we do not share the market’s deflationary forecast. The Federal Reserve and U.S. Treasury have taken early and aggressive steps to ease the financial crisis and to provide a safety net for a falling economy. Other countries have adopted similar measures. While we believe very poor economic conditions will persist for the next several quarters, we think policy makers around the world will continue to pursue pro-growth policies. Inherent in these policies will be a willingness to tolerate a pickup in inflation. If CPI turns out to be higher than current market forecasts, TIPS should outperform similar maturity Treasury bonds. As a result, although we anticipate continued volatility in TIPS returns for the foreseeable future, we believe current pricing suggests good long-term relative value in the context of a well-diversified portfolio.
Distribution by Credit Quality
as of October 31, 2008

Percentage of
Long-Term
Rating	Holdings
AAA	98.7%
BBB	0.5
BB	0.4
Not Rated	0.4

Total	100.0%

Diversification by Industry
as of October 31, 2008

Percentage of
Industry	Net Assets
Basic Materials	0.1%
Consumer Cyclical	0.2
Foreign Governments	0.5
Health Care	0.2
Services	0.4
Technology	0.2
U.S. Government Securities	92.2
Short-Term Investments	0.4
Other Assets and Liabilities	5.8

Total	100.0%

The Hartford International Growth Fund
(subadvised by Wellington Management Company, LLP)
MSCI EAFE Growth Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance (excluding the U.S. and Canada) of the growth securities within the MSCI EAFE Index.
You cannot invest directly in an index.
The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.
Investment objective — Seeks capital appreciation.
Average Annual Total Returns(2,3,4) (as of 10/31/08)

	Inception	1	5	Since
	Date	Year	Year	Inception

International Growth A#	4/30/01	-56.94%	-1.01%	-1.17%
International Growth A##	4/30/01	-59.31%	-2.13%	-1.92%
International Growth B#	4/30/01	-57.22%	-1.73%	-1.89%
International Growth B##	4/30/01	-59.07%	-2.04%	-1.89%
International Growth C#	4/30/01	-57.27%	-1.73%	-1.89%
International Growth C##	4/30/01	-57.64%	-1.73%	-1.89%
International Growth I#	4/30/01	-56.69%	-0.83%	-1.05%
International Growth R3#	4/30/01	-57.08%	-0.87%	-0.93%
International Growth R4#	4/30/01	-56.94%	-0.75%	-0.84%
International Growth R5#	4/30/01	-56.77%	-0.62%	-0.76%
International Growth Y#	4/30/01	-56.72%	-0.57%	-0.72%

#	Without sales charge

##	With sales charge
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1)	Growth of a $10,000 investment in Classes B, C, I, R3, R4, R5 and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

(2)	Class I shares commenced operations on 8/31/06. Performance prior to 8/31/06 reflects Class A performance. Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to 12/22/06 reflects Class A performance.

(3)	The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.

(4)	Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2008, which excludes investment transactions as of this date.

Portfolio Managers Andrew S. Offit, CPA Senior Vice President, Partner	Jean-Marc Berteaux Senior Vice President, Partner	Matthew D. Hudson, CFA Vice President
How did the Fund perform?
The Class A shares of The Hartford International Growth Fund returned -56.94%, before sales charge, for the twelve-month period ended October 31, 2008, underperforming its benchmark, the MSCI EAFE Growth Index, which returned -44.63% for the same period. The Fund also underperformed the -48.96% return of the average fund in the Lipper International Multi-Cap Growth Funds peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
Non-U.S. equity markets fell during the period amid ongoing turmoil in global credit markets and increasing signs that deteriorating housing, employment, and credit markets in the U.S. are driving slower global economic growth. Growth stocks (-45%) outperformed Value stocks (-48%), as measured by the MSCI EAFE Growth and the MSCI EAFE Value Indices, respectively. Within the MSCI EAFE Growth Index, all sectors declined significantly. Financials (-55%), Materials (-54%), and Industrials (-53%) fell the most during the period, while traditionally defensive sectors Health Care (-21%) and Consumer Staples (-32%) declined the least.
The Fund’s underperformance relative (i.e. performance of the Fund as measured against the benchmark) to the MSCI EAFE Growth Index was a result of weak security selection. Stock selection detracted from results in all sectors and was weakest in Consumer Discretionary, Financials, and Consumer Staples. Sector positioning, a residual of bottom-up (i.e. stock by stock fundamental research) stock selection, contributed positively to benchmark-relative results during the period primarily due to the Fund’s underweight (i.e. the Fund’s sector position was less than the benchmark position) exposure to Materials and Energy. The

Fund also benefited from a moderate cash position, which helped relative performance in a downward-trending market.
Arcandor, Volkswagen, Carphone Warehouse (all Consumer Discretionary) and Elan (Health Care) were the leading relative detractors during the period. Shares of Arcandor, Germany’s largest department store chain, moved lower amid poor domestic consumer sentiment. Automobile manufacturer Volkswagen detracted from benchmark-relative results as we eliminated our position in this strong performer early in the period. Shares of Carphone Warehouse, the UK’s largest mobile phone retailer and broadband provider, fell sharply after the company reported a new venture with Best Buy and a weaker-than-expected outlook. Shares of neuroscience-based biotechnology firm Elan declined on disappointing developments concerning the firm’s experimental Alzheimer’s disease drug Bapineuzumab and multiple-sclerosis drug Tysabri. Other detractors from the Fund’s absolute (i.e. total return) performance were Denmark-based wind power equipment and services company Vestas Wind Systems (Industrials) and beer, soft drink, and water producer Carlsberg (Consumer Discretionary).
Top contributors to the Fund’s relative performance were K&S and Potash (both Materials), and Teva Pharmaceutical (Health Care). Shares of K&S, a Germany-based chemical company and the European leader in potash products, and Potash, a Canadian-based fertilizer and feed products company, moved higher after reporting better-than-expected quarterly earnings and issuing optimistic earnings guidance for 2008. Both benefited from the global boom in agricultural products in the first half of the year. Shares of the Israel-based drug manufacturer Teva rose after the company reported better-than-expected second quarter earnings driven by strong sales of its multiple-sclerosis drug, Copaxone. Diversified mining company Anglo American (Materials) and construction and mining machinery maker Komatsu (Industrials) also contributed positively to the Fund’s absolute performance.
What is the outlook?
We select stocks individually based on their merits. Based on these stock-by-stock decisions, we ended the period with above benchmark weights in the Health Care, Telecom Services, Information Technology, and Energy sectors. The Fund held less-than-benchmark weights in the Utilities, Consumer Discretionary, Industrials, and Financials sectors.
During the period we increased our exposure to Consumer Staples and Health Care, traditionally defensive sectors, as we found investment opportunities that we believe are less economically sensitive and should perform relatively well in a difficult economic environment. As a result, Health Care was the Fund’s largest absolute weight and largest overweight (i.e. the Fund’s sector position was greater than the benchmark position) exposure relative to the benchmark at the end of the period.
Information Technology remains one of our largest overweight sectors as a result of our bottom-up investment process. Our largest active positions include Software & Services firms, such as Autonomy, where we see attractive fundamentals. The group should benefit from solid growth trends and new product cycles.
Diversification by Industry
as of October 31, 2008

Percentage of
Industry	Net Assets
Banks	2.8%
Capital Goods	2.0
Commercial & Professional Services	3.2
Consumer Services	0.9
Diversified Financials	4.9
Energy	4.4
Food & Staples Retailing	4.1
Food, Beverage & Tobacco	8.2
Health Care Equipment & Services	3.1
Household & Personal Products	4.2
Insurance	0.5
Materials	9.6
Pharmaceuticals, Biotechnology & Life Sciences	22.0
Real Estate	0.7
Retailing	3.5
Semiconductors & Semiconductor Equipment	2.7
Software & Services	5.7
Technology Hardware & Equipment	2.2
Telecommunication Services	9.7
Transportation	3.6
Short-Term Investments	7.0
Other Assets and Liabilities	(5.0)

Total	100.0%

Diversification by Country
as of October 31, 2008

Percentage of
Country	Net Assets
Australia	1.6%
Belgium	0.8
Brazil	1.4
Canada	6.3
China	2.9
Denmark	1.4
Finland	1.2
France	7.9
Germany	4.3
Hong Kong	0.7
Israel	4.8
Japan	8.4
Luxembourg	1.0
Netherlands	2.7
Russia	0.8
Sweden	0.6
Switzerland	18.1
United Kingdom	33.1
Short-Term Investments	7.0
Other Assets and Liabilities	(5.0)

Total	100.0%

The Hartford International Opportunities Fund
(subadvised by Wellington Management Company, LLP)
MSCI AC (All Country) World Free ex U.S. Index is a broad based, unmanaged, market capitalization weighted, total return index that measures the performance of both developed and emerging stock markets, excluding the U.S. The index is calculated to exclude companies and share classes which cannot be freely purchased by foreigners.
You cannot invest directly in an index.
The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.
Investment objective — Seeks long-term growth of capital.
Average Annual Total Returns(2,3,4) (as of 10/31/08)

	Inception	1	5	10	Since
	Date	Year	Year	Year	Inception

International Opp A#	7/22/96	-44.50%	5.29%	2.58%	3.12%
International Opp A##	7/22/96	-47.56%	4.10%	2.00%	2.64%
International Opp B#	7/22/96	-44.86%	4.58%	NA *	NA *
International Opp B##	7/22/96	-47.17%	4.24%	NA *	NA *
International Opp C#	7/22/96	-44.92%	4.51%	1.80%	2.35%
International Opp C##	7/22/96	-45.38%	4.51%	1.80%	2.35%
International Opp I#	7/22/96	-44.40%	5.33%	2.60%	3.13%
International Opp R3#	7/22/96	-44.70%	5.52%	2.90%	3.47%
International Opp R4#	7/22/96	-44.39%	5.70%	2.99%	3.54%
International Opp R5#	7/22/96	-44.32%	5.78%	3.03%	3.58%
International Opp Y#	7/22/96	-44.22%	5.85%	3.06%	3.60%

#	Without sales charge

##	With sales charge

NA	Not Applicable

*	10 year and inception returns are not applicable for Class B because after 8 years Class B converts to Class A.
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1)	Growth of a $10,000 investment in Classes B, C, I, R3, R4, R5 and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

(2)	Class C shares commenced operations on 7/31/98. Performance prior to 7/31/98 reflects Class B performance less Class C sales charges where applicable. Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to 12/22/06 reflects Class Y performance. Class I shares commenced operations on 5/30/08. Performance prior to 5/30/08 reflects Class A performance.

(3)	The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.

(4)	Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2008, which excludes investment transactions as of this date.
Portfolio Manager
Nicolas M. Choumenkovitch
Vice President, Partner
How did the Fund perform?
The Class A shares of The Hartford International Opportunities Fund returned -44.50%, before sales charge, for the twelve-month period ended October 31, 2008, outperforming its benchmark, the MSCI All Country World Free ex—US Index, which returned -48.27% for the same period. The Fund also outperformed the -48.44% return of the average fund in the Lipper International Large Cap Core Funds peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
The twelve-month period ended October 31, 2008 was one of the most volatile in recent history. After a positive start to the year, the global equity markets stumbled on credit crunch related issues such as the near collapse of the large investment bank Bear Stearns, the government takeovers of Fannie Mae and Freddie Mac, the collapse of Lehman Brothers, the fall of insurance firm American International Group (AIG), and the seizure of banking firm Washington Mutual. The global economy also weakened, sending energy and commodities prices lower. In response to increasing concerns about the financial system and a potential U.S. recession, equity investors sought to shed risk. In this environment, all sectors within the MSCI All Country World ex—US Index posted double digit declines. Materials (-57%), Financials (-56%), and Industrials (-55%) declined the most while Health Care (-20%) declined the least.

The Fund’s outperformance relative to the benchmark was due in part to strong stock selection within Financials and Materials. Allocation among sectors, a result of the bottom-up stock selection process, was positive, largely due to overweight positions in Health Care and Consumer Staples and underweight positions in Materials and Financials. The Fund also benefited from a modest cash position, which helped relative performance in a downward-trending market. Stock selection within Utilities, Energy, and Industrials detracted from performance.
Top contributors to relative performance during the period included Rio Tinto (Materials), Uralkali (Materials), and Nestle (Consumer Staples). Rio Tinto is a diversified international mining company with significant iron ore exposure. Shares benefited as investor concern ebbed over funding considerations for the company’s Alcan acquisition, and the company received a takeout offer from Australian mining company, BHP Billiton, which it declined. We eliminated the position into strength at the beginning of the period. Uralkali is a Russian fertilizer producer. Shares benefited during the period from sustained, high global fertilizer demand and an attractive cost position relative to its global peers. We took advantage of the share’s strength and eliminated the position in the middle of the period. Nestle is the world’s largest food maker. The company reported strong earnings driven by volume growth from emerging markets and successful execution. MMX Mineracao e Meta is a Brazil-based integrated iron ore and steel metals and mining company that contributed to absolute performance during the period. We eliminated the position during the period on strength as tight global iron ore markets and plans to spin-off the firm’s logistics and metals operations helped to lift the stock price.
The largest detractors from relative returns included Xstrata (Materials), Volkswagen (Consumer Discretionary), and Impala Platinum (Materials). Xstrata is a Swiss-based diversified mining group. Shares in the company fell amid weakening commodity prices and depressed sentiment. Shares in German auto manufacturer Volkswagen rose sharply at the end of October on news that Porsche was increasing its stake in the company making Volkswagen Europe’s biggest company by market value. The Fund did not own Volkswagen which hurt performance. Impala Platinum is a South African platinum producer. Shares fell during the period on lower platinum prices and higher costs. Allianz (Financials) and SMFG (Financials) were detractors from absolute performance.
What is the outlook?
The global economic outlook remains unpredictable due to the uncertainty around the extent of the anticipated global deceleration. As the market continues to price in a weak economic environment, equities may remain challenged and volatile. We believe the recent wave of selling has created disconnects between company fundamentals and stock prices for many securities.
In this environment, strong balance sheets, strong management, and business models which can sustain or increase returns are important, differentiating assets. At the end of the period we were most overweight the Consumer Staples, Health Care, and Telecommunications Services and most underweight the Industrials, Consumer Discretionary, and Utilities sectors. Our largest holdings were in the Financials, Consumer Staples and Health Care. Regionally we ended the period overweight Europe and North America and underweight Emerging Markets, Asia Pacific ex Japan, and Japan.
Diversification by Industry
as of October 31, 2008

Percentage of
Industry	Net Assets
Automobiles & Components	2.7%
Banks	12.4
Capital Goods	0.3
Commercial & Professional Services	0.8
Consumer Services	1.3
Diversified Financials	10.3
Energy	8.0
Food, Beverage & Tobacco	12.3
Health Care Equipment & Services	2.3
Household & Personal Products	3.6
Insurance	3.2
Materials	5.2
Pharmaceuticals, Biotechnology & Life Sciences	10.9
Real Estate	2.0
Semiconductors & Semiconductor Equipment	1.3
Software & Services	1.5
Technology Hardware & Equipment	2.9
Telecommunication Services	9.7
Transportation	1.3
Utilities	2.2
Short-Term Investments	13.7
Other Assets and Liabilities	(7.9)

Total	100.0%

Diversification by Country
as of October 31, 2008

Percentage of
Country	Net Assets
Australia	0.2%
Brazil	0.3
Canada	4.3
Denmark	1.0
Finland	2.4
France	12.6
Germany	7.8
Hong Kong	1.3
Ireland	1.9
Israel	2.3
Japan	12.9
Netherlands	3.2
South Africa	0.4
Spain	1.3
Switzerland	13.3
Taiwan	1.3
United Kingdom	19.7
United States	8.0
Short-Term Investments	13.7
Other Assets and Liabilities	(7.9)

Total	100.0%

The Hartford International Small Company Fund
(subadvised by Wellington Management Company, LLP)
S&P/Citigroup Extended Market Euro-Pacific Index is a global equity index comprised of the smallest 20% of each country’s market capitalization in the S&P/Citigroup Broad Market Global Index. (The S&P/Citigroup Broad Market Global Index captures all companies in developed and emerging markets with free float market capitalization of at least $100 million as of the annual index reconstitution.) All developed countries are included except the U.S. and Canada.
You cannot invest directly in an index.
Investment objective — Seeks capital appreciation.
Average Annual Total Returns(2,3,4) (as of 10/31/08)

	Inception	1	5	Since
	Date	Year	Year	Inception

International Small Co A#	4/30/01	-52.61%	0.76%	4.03%
International Small Co A##	4/30/01	-55.22%	-0.38%	3.25%
International Small Co B#	4/30/01	-52.89%	0.06%	3.41%
International Small Co B##	4/30/01	-54.96%	-0.16%	3.41%
International Small Co C#	4/30/01	-52.93%	0.02%	3.27%
International Small Co C##	4/30/01	-53.35%	0.02%	3.27%
International Small Co I#	4/30/01	-52.43%	0.87%	4.10%
International Small Co Y#	4/30/01	-52.32%	1.21%	4.50%

#	Without sales charge

##	With sales charge
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1)	Growth of a $10,000 investment in Classes B, C, I and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

(2)	The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.

(3)	Class I shares commenced operations on 5/31/07. Performance prior to 5/31/07 reflects Class A performance.

(4)	Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2008, which excludes investment transactions as of this date.
The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Portfolio Managers Simon H. Thomas Vice President	Daniel Maguire, CFA Vice President
How did the Fund perform?
The Class A shares of The Hartford International Small Company Fund returned -52.61%, before sales charge, for the twelve-month period ended October 31, 2008, outperforming its benchmark, the S&P/Citigroup Extended Market Euro-Pacific Index, which returned -53.00% for the same period. The Fund also outperformed the -53.52% return of the average fund in the Lipper International Small/Mid Cap Core peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
Global equity markets fell sharply during the period amid a significant deterioration in both credit market conditions and investor confidence. Forced deleveraging by financial institutions triggered an unprecedented set of bank failures and mergers, significantly reshaping the global financial map. Impaired access to capital has now begun impacting the real economy, reducing expectations for global growth and forcing energy and commodity prices sharply lower. Recent economic data provided little encouragement to investors, as housing, employment, and manufacturing metrics all trended downward. Central banks acted aggressively to soften an economic slowdown, with the U.S. Federal Reserve lowering the federal funds rate and the U.S. government introducing multiple programs aimed at improving liquidity within financial markets. In response to increasing concerns over a shaky financial system and a likely U.S. recession, equity investors globally sought to shed risk. All ten sectors in the S&P/Citigroup Extended Market Euro-Pacific Index fell significantly during the period, led lower by Consumer Discretionary (-58%), Industrials (-56%), and Financials (-55%). The pain was less intense in the Utilities (-30%), Consumer Staples (-33%), and Health Care (-40%) sectors.
The Fund outperformed its benchmark primarily due to allocation among sectors, which is largely a result of the bottom-up (i.e. stock by stock fundamental research) stock selection process. In particular, the Fund benefited from an overweight (i.e. the Fund’s sector position was greater than the benchmark position) position in the relatively strong Health Care sector and an underweight (i.e. the Fund’s sector position was less than the benchmark position) position among lagging Materials stocks. Stock selection was weak in Industrials, Utilities, and Energy. This was partially offset by strong selection in Health Care, Information Technology, and Financials.
Among the top contributors to relative (i.e. performance of the Fund as measured against the benchmark) and absolute (i.e. total return) returns were OBIC Business Consulting (Information Technology), Jupiter Telecommunications (Consumer Discretionary), and Point (Consumer Discretionary). Shares of OBIC, a leading provider of accounting software to small and middle market companies in Japan, rose after the company announced a share repurchase program. Jupiter Telecommunications, a Japanese cable company, benefited from the stability of its business model and its focus on the relatively insulated domestic Japanese market. Point, a Japanese casual clothing retailer, benefited from a move away from luxury goods and a focus on cheap and cheerful fashion; the company’s shares have rebounded strongly from a bottom in June. Top absolute contributors also included Unicharm, a Japanese consumer products company.
The largest detractors from relative performance during the period were Dufry Group (Consumer Discretionary), Wavefield Inseis (Energy), and Arcandor (Consumer Discretionary). Shares of Dufry, a global operator of duty-free shops, fell on concerns that a global economic slowdown would change the trajectory of its earnings growth. Wavefield Inseis is a Norway-based provider of seismic surveying services to the oil and gas industry. We believe shares fell in response to concerns that a reduced oil price will cut future exploration expenditures. Arcandor, Germany’s largest department store chain (formerly KarstadtQuelle) and owner of the Thomas Cook travel agency, faced poor domestic consumer sentiment as Germany continues to face a challenging macroeconomic outlook. Top absolute detractors also included Seche Environment (Industrials) and Nabtesco (Industrials).
What is the outlook?
We select stocks in the Fund one at a time based on their individual merits. At the end of the period we were most overweight Health Care and Energy stocks and most underweight Financials and Consumer Discretionary. Within Health Care, we focus on the high margin and recurring revenue potential of equipment and service companies, as well as providers of supplies and consumables, and niche, private sector hospital providers. Our Energy overweight is based on the belief that the sector is well positioned to outperform due to compelling supply and demand fundamentals. We continue to be overweight commercial services companies where margins are steady, revenue predictable and profits recurring. We continue to be underweight Financials, where we have avoided exposure to European banks. We remain underweight Consumer Discretionary stocks as the headwinds of a slowing global economy are likely to weigh on consumer spending.
On a regional basis, our greatest underweight position at the end of the period was in Europe ex-UK, mostly due to less-than-benchmark exposures to Spain, Switzerland, and Germany, as valuations no longer appear compelling relative to the risk/reward profile of many companies in these regions. This was offset by overweight positions in Japan and select Emerging Markets.
Diversification by Industry
as of October 31, 2008

Percentage of
Industry	Net Assets
Automobiles & Components	0.4%
Banks	0.6
Capital Goods	12.2
Commercial & Professional Services	7.8
Consumer Durables & Apparel	3.5
Consumer Services	3.3
Diversified Financials	3.0
Energy	7.2
Food & Staples Retailing	0.6
Food, Beverage & Tobacco	6.2
Health Care Equipment & Services	12.4
Household & Personal Products	1.6
Insurance	3.9
Materials	5.8
Media	3.2
Pharmaceuticals, Biotechnology & Life Sciences	9.5
Real Estate	2.0
Retailing	4.8
Semiconductors & Semiconductor Equipment	0.9
Software & Services	5.5
Technology Hardware & Equipment	1.3
Transportation	1.9
Utilities	2.2
Short-Term Investments	12.3
Other Assets and Liabilities	(12.1)

Total	100.0%

Diversification by Country
as of October 31, 2008

Percentage of
Country	Net Assets
Australia	5.1%
Belgium	0.5
Brazil	0.8
China	1.7
Denmark	1.5
Finland	0.3
France	12.3
Germany	4.9
Hong Kong	3.5
Italy	3.9
Japan	33.2
Liechtenstein	0.8
Netherlands	1.8
Norway	5.0
Papua New Guinea	0.4
Russia	0.1
Singapore	1.4
South Korea	1.2
Spain	0.7
Sweden	3.2
Switzerland	3.7
United Kingdom	13.8
Short-Term Investments	12.3
Other Assets and Liabilities	(12.1)

Total	100.0%

The Hartford LargeCap Growth Fund
(subadvised by Hartford Investment Management Company)
Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.
You cannot invest directly in an index.
The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Investment objective — Seeks long-term growth of capital.
Average Annual Total Returns(2,3) (as of 10/31/08)

	Inception	1	Since
	Date	Year	Inception

LargeCap Growth A#	11/30/06	-41.67%	-20.31%
LargeCap Growth A##	11/30/06	-44.88%	-22.63%
LargeCap Growth B#	11/30/06	-42.07%	-20.93%
LargeCap Growth B##	11/30/06	-44.92%	-22.56%
LargeCap Growth C#	11/30/06	-42.07%	-20.93%
LargeCap Growth C##	11/30/06	-42.64%	-20.93%
LargeCap Growth Y#	11/30/06	-41.41%	-20.04%

#	Without sales charge

##	With sales charge
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Classes B, C and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

(2)	The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.

(3)	Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2008, which excludes investment transactions as of this date. Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.
Portfolio Manager
Hugh Whelan
Managing Director
How did the Fund perform?
The Class A shares of The Hartford LargeCap Growth Fund returned -41.67%, before sales charge, for the twelve-month period ended October 31, 2008. In comparison, its benchmark, the Russell 1000 Growth Index, returned -36.95% while the average return of the Lipper Large-Cap Growth Funds category, a group of funds with investment strategies similar to those of the Fund, was -38.39%.
Why did the Fund perform this way?
The Fund’s underperformance relative (i.e. performance of the Fund as measured against the benchmark) to the benchmark for the period was primarily driven by poor security selection in the Energy, Healthcare and Information Technology sectors. However, the Fund did benefit from an underweight (i.e. the Fund’s sector position was less than the benchmark position) to the Utilities sector and favorable security selection within the Consumer Discretionary sector.
Among the largest stock-specific detractors from returns was an overweight (i.e. the Fund’s sector position was greater than the benchmark position) in Waddell & Reed Financial (Financials) and NVIDIA Corporation (Technology). Although Waddell & Reed’s net income during the third quarter of 2008 was higher than the same period one year earlier, it missed analysts’ expectations and the stock fell in line with the rest of the financial sector. NVIDIA, a semiconductor company focused on graphics technology, fell mid-year on negative earnings guidance followed by subsequent poor second-quarter financial results. The stock price continues to languish as investors worry about NVIDIA’s future given an increase in competition and decrease in consumer spending.
Among the largest contributors to relative returns at the security level were underweight allocations to Microsoft Corp. (Technology) and Schlumberger Ltd. (Energy), both of which posted negative total returns for the period. Microsoft, a top index constituent, remained in the headlines due to a failed attempt to acquire Yahoo! in an effort to expand its internet presence. Although the share price of Schlumberger, an oilfield services company, rose after the company released strong second quarter financials, it fell over the remainder of the period in conjunction with the price of oil.
As of the end of the period, the Fund’s top holdings relative to the benchmark included Sohu.com (Sohu) and CF Industries (CF). Sohu (Consumer Discretionary) is a top holding primarily due to a combination of good business performance represented by good profitability and positive investor sentiment. Similarly, CF (Materials) is a top holding because of its favorable business performance represented by both strong profits and increasing profitability.
The manager invests in companies that we believe have compelling stock characteristics versus the Russell 1000 Growth Index. The manager’s systematic approach weighs more than 70 fundamental characteristics across four broad categories, including business behavior, management behavior, valuation and investor behavior. This analysis is used to build a broadly diversified portfolio of companies, with sector weightings determined largely by the attractiveness of specific stocks within the Fund’s investment universe. We believe this approach will yield attractive risk-adjusted returns relative to the Russell 1000 Growth Index over the long term.
What is the outlook?
The environment for stocks changed dramatically in the latter months of the period. The last few weeks of September were particularly unnerving as the financial crisis began to unravel in earnest. Concerns of a long and deep recession may lead investors to believe the situation will not stabilize soon, which would not bode well for stocks. On a relative basis, we believe the stressful environment will eventually benefit the high quality, reasonably priced stocks with sound fundamentals that we favor.
Diversification by Industry
as of October 31, 2008

Percentage of
Industry	Net Assets
Capital Goods	7.5%
Commercial & Professional Services	2.0
Consumer Durables & Apparel	1.4
Consumer Services	4.2
Diversified Financials	2.8
Energy	7.9
Food & Staples Retailing	1.9
Food, Beverage & Tobacco	4.4
Health Care Equipment & Services	5.7
Household & Personal Products	4.0
Materials	4.2
Media	2.2
Other Investment Pools and Funds	0.2
Pharmaceuticals, Biotechnology & Life Sciences	7.1
Retailing	4.5
Semiconductors & Semiconductor Equipment	3.0
Software & Services	12.2
Technology Hardware & Equipment	10.4
Telecommunication Services	0.3
Transportation	3.0
Utilities	0.6
Short-Term Investments	1.1
Other Assets and Liabilities	9.4

Total	100.0%

The Hartford MidCap Fund**
(subadvised by Wellington Management Company, LLP)
S&P 400 MidCap Index is an unmanaged index of common stocks of companies chosen by S&P designed to represent price movements in the midcap U.S. equity market.
You cannot invest directly in an index.
The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.
Investment objective — Seeks long-term growth of capital.
Average Annual Total Returns(2,3,4) (as of 10/31/08)

	Inception	1	5	10	Since
	Date	Year	Year	Year	Inception

MidCap A#	12/31/97	-35.56%	4.00%	10.95%	10.52%
MidCap A##	12/31/97	-39.10%	2.84%	10.33%	9.94%
MidCap B#	12/31/97	-36.07%	3.21%	NA*	NA*
MidCap B##	12/31/97	-38.71%	2.98%	NA*	NA*
MidCap C#	12/31/97	-36.01%	3.31%	10.20%	9.78%
MidCap C##	12/31/97	-36.54%	3.31%	10.20%	9.78%
MidCap Y#	12/31/97	-35.28%	4.48%	11.47%	11.04%

#	Without sales charge

##	With sales charge

NA	Not Applicable

*	10 year and inception returns are not applicable for Class B because after 8 years Class B converts to Class A.

**	As of August 16, 2004, the Fund no longer offers Class A, B and C shares except as follows. The Fund will continue to offer and sell shares to investors who participate in wrap-fee or similar programs in connection with certain investment platforms. Currently, the wrap-fee programs that qualify are those with Strategic Advisers, Inc. (that are cleared through National Financial Services), the Raymond James Freedom Wrap Account, and the A.G. Edwards Professional Fund Advisor (PFA) Wrap Account. The Fund will continue to offer and sell shares: (1) through ACH and other similar systematic investors who established plans to invest through such facilities prior to August 16, 2004 and (2) for reinvestment of capital gains distributions and income dividends, and (3) to certain qualified retirement plans that included (or offered) the Fund as an investment option prior to August 16, 2004.

As of March 1, 2008, the Fund no longer offers Class Y shares to new investments except as follows.The Fund will continue to offer and sell shares (1) for accounts established prior to March 1, 2008, (2) for reinvestment of capital gains distributions and income dividends, (3) as an underlying investment of the SMART529 College Savings Plan, and (4) as an underlying investment of Hartford sponsored mutual fund-of-funds.

(Subsequent Event: Effective December 15, 2008, Class A, B, C and Y shares will be opened to investors. The above language will no longer be applicable.)

The Fund continues to pay 12b-1 fees. These fees are paid for ongoing shareholder services, to compensate brokers for past sales and to reimburse the Fund’s distributor for commissions paid in connection with past sales.
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Classes B, C and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

(2)	Class C shares commenced operations on 7/31/98. Performance prior to 7/31/98 reflects Class B performance less Class C sales charges where applicable.

(3)	The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.

(4)	Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2008, which excludes investment transactions as of this date.
Portfolio Manager
Phillip H. Perelmuter
Senior Vice President, Partner
How did the Fund perform?
The Class A shares of The Hartford MidCap Fund returned -35.56%, before sales charge, for the twelve-month period ended October 31, 2008, outperforming its benchmark, the S&P MidCap 400 Index, which returned -36.46% for the same period. The Fund also outperformed the -39.05% return of the average fund in the Lipper Mid Cap Core Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?
The twelve-month period ended October 31, 2008 was one of the most volatile in history. After a positive start to the year, global equity markets stumbled as a widespread contraction in credit led to major changes in the financial landscape. These included the near collapse of large investment bank Bear Stearns, government takeovers of Fannie Mae and Freddie Mac, the collapse of Lehman Brothers, the fall of insurance firm American International Group (AIG), and the seizure of banking firm Washington Mutual. The global economy also weakened, sending energy and commodity prices lower. Equity investors sought to shed risk in response to increasing concerns about the financial system and a potential U.S. recession, punishing stock prices broadly.
Large (-36%), mid (-36%), and small (-34%) cap stocks declined in unison during the period, as measured by the S&P 500 , S&P MidCap 400 and Russell 2000 Indices, respectively. Growth and Value stocks both declined by 37%, as measured by the Russell 1000 Growth and Russell 1000 Value Indices. There were no safe havens as all ten sectors within the S&P MidCap 400 Index posted negative returns. Telecommunication Services (-61%), Energy (-47%), and Materials (-41%) stocks declined the most, while Utilities (-23%) and Consumer Staples (-27%) declined the least.
The Fund’s outperformance relative to its benchmark was primarily due to security selection, as selection in Consumer Discretionary, Health Care, and Materials more than offset weaker selection in the Financials, Information Technology, and Industrials sectors. Sector positioning, which is driven by bottom-up (i.e. stock by stock fundamental research) security selection, detracted from benchmark-relative (i.e. performance of the Fund as measured against the benchmark) returns during the period, primarily due to underweight (i.e. the Fund’s sector position was less than the benchmark position) exposures in relatively strong Utilities and Financials stocks. The Fund benefited from a modest cash position, which helped relative performance in a downward-trending market.
Top contributors to returns on a relative basis were Barr Pharmaceuticals (Health Care), ITT Educational Services (Consumer Discretionary), and M & T Bank (Financials). Shares of specialty pharmaceutical company Barr Pharmaceuticals rose after the company received a stock and cash takeover offer from generic drug firm Teva Pharmaceutical. Shares of ITT, a technology-oriented postsecondary degree programs provider, benefited from strong industry fundamentals as the softer economy aided enrollment growth and increases in federal loan limits enhanced pricing power. Buffalo-based bank holding company M & T Bank saw its shares gain as investors sought safety in the firm’s solid geographic footprint, excellent historic credit experience, and sufficient equity capital base. Top contributors to absolute (i.e. total return) performance included drug developer Millennium Pharmaceuticals (Health Care), natural gas and exploration company Southwestern Energy (Energy), and nitrogen and phosphate fertilizer company CF Industries (Materials).
CGG Veritas (Industrials), Electronic Arts (Information Technology), and Amylin (Health Care) were among the largest detractors from absolute and relative performance. CGG Veritas provides geophysical services principally to oil and gas companies that use seismic imaging to help explore for, develop and manage oil and gas reserves. The company’s shares fell as declining global demand for oil led to reduced expectations of demand for CGG’s services. Video game software company Electronic Arts saw its shares drift lower on disappointing bottom-line results due to high development costs and acquisition charges. Shares of biopharmaceutical company Amylin were hit hard after news that its diabetes drug Byetta was linked to deaths in several patients due to pancreatitis, an inflammation of the pancreas. Also detracting from the Fund’s absolute and relative performance were grocer Supervalu (Consumer Staples) and recruiting and search firm Manpower (Industrials).
What is the outlook?
Global equities tumbled over the past year, and particularly in recent months, on a deteriorating outlook for earnings and sharply increased fear levels among investors. The U.S. Treasury and Federal Reserve, in concert with several foreign governments, have embarked on an unprecedented series of rescue moves, but the results remain to be seen. In the wake of these capital market events, business and consumer confidence and spending have moved lower.
In this environment we continue to focus our efforts on picking stocks based on a bottom-up review of their fundamentals. As a result of these individual stock decisions, we ended the period with our most significant overweight position versus the benchmark in the Health Care sector, which traditionally is less economically sensitive and we believe should perform relatively well in a difficult economic environment. The Fund was also overweight Consumer Discretionary, Industrials, and Information Technology stocks. The Fund’s largest underweight at period-end remained Financials, an area that continues to be under significant stress amid volatile credit markets. Other significant underweights included the Utilities and Energy sectors.
Diversification by Industry
as of October 31, 2008

Percentage of
Industry	Net Assets
Automobiles & Components	0.7%
Banks	1.5
Capital Goods	6.9
Commercial & Professional Services	8.0
Consumer Durables & Apparel	1.9
Consumer Services	5.8
Diversified Financials	1.7
Energy	5.9
Finance	0.6
Food & Staples Retailing	1.8
Health Care Equipment & Services	9.8
Household & Personal Products	1.7
Insurance	6.4
Materials	6.7
Media	2.5
Pharmaceuticals, Biotechnology & Life Sciences	6.5
Real Estate	0.5
Retailing	6.6
Semiconductors & Semiconductor Equipment	2.2
Software & Services	8.3
Technology Hardware & Equipment	3.8
Telecommunication Services	0.9
Transportation	2.7
Utilities	5.1
Short-Term Investments	3.9
Other Assets and Liabilities	(2.4)

Total	100.0%

The Hartford MidCap Growth Fund (formerly The Hartford Select MidCap Growth Fund)
(subadvised by Hartford Investment Management Company)
Russell MidCap Growth Index is an unmanaged index measuring the performance of the mid-cap growth segment of the U.S. equity universe.
You cannot invest directly in an index.
Investment objective — Seeks long-term capital appreciation.
Average Annual Total Returns(2,3) (as of 10/31/08)

	Inception	1	Since
	Date	Year	Inception

MidCap Gro A#	1/01/05	-45.38%	-7.94%
MidCap Gro A##	1/01/05	-48.38%	-9.29%
MidCap Gro B#	1/01/05	-45.59%	-8.46%
MidCap Gro B##	1/01/05	-47.95%	-9.05%
MidCap Gro C#	1/01/05	-45.67%	-8.57%
MidCap Gro C##	1/01/05	-46.14%	-8.57%
MidCap Gro Y#	1/01/05	-45.12%	-7.56%

#	Without sales charge

##	With sales charge
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Classes B, C and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

(2)	The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.

(3)	Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2008, which excludes investment transactions as of this date.
The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.
Portfolio Manager
Hugh Whelan
Managing Director
How did the Fund perform?
The Class A shares of The Hartford MidCap Growth Fund returned -45.38%, before sales charge, for the twelve-month period ended October 31, 2008. In comparison, its benchmark, the Russell MidCap Growth Index, returned -42.65% while the average return of the Lipper Mid-Cap Growth Funds category, a group of funds with investment strategies similar to those of the Fund, was -42.49%.
Why did the Fund perform this way?
The Fund’s underperformance relative (i.e. performance of the Fund as measured against the benchmark) to the benchmark for the period was primarily due to adverse security selection in the Materials and Energy sectors. Although an overweight (i.e. the Fund’s sector position was greater than the benchmark position) in the Energy sector also detracted from returns, the negative impact was offset by superior security selection in the Consumer Discretionary and Consumer Staples sectors.
The primary detractor from relative returns at the security level was an overweight position in Tesoro Corp (Energy), a petroleum refining company. A declining “crack spread”, defined as the difference between the price of a unit of crude oil and a unit of refined petroleum, eroded much of this company’s bottom line as well as future earnings. An overweight in storage solutions provider Seagate Technology (Technology) also detracted from relative return. The company cited a combination of muted demand and competitive pricing pressures as reasons for the contraction in its revenue.
Among the largest contributors to relative returns at the security level were underweights (i.e. the Fund’s sector position was less than the benchmark position) in Garmin Ltd., the GPS device manufacturer, and Whole Foods, the upscale grocery retailer. Garmin lowered its guidance for 2008 due to declining growth prospects amid dismal consumer sentiment. Whole Foods reported poor results driven by slowing consumer demand and large costs associated with its Wild Oats acquisition. Additionally, Whole Foods suspended its dividend.
As of the end of the period, the Fund’s top holdings included overweight positions in SBA Communications

(Telecommunication Services), an operator of wireless communications towers, and Foster Wheeler (Industrials), a global engineering company specializing in oil processing. SBA Communications is a top holding due to persistent demand in the wireless space and strong management behavior as evidenced by both rising cash flow margins and well-managed receivables. Foster Wheeler is a top holding due to strong earnings and improving margins, as well as attractive valuations.
The manager invests in companies that we believe have compelling stock characteristics versus the Russell MidCap Growth Index. The manager’s systematic approach weighs 30 fundamental characteristics across four broad categories, including business behavior, management behavior, valuation and investor behavior. This analysis is used to build a broadly diversified portfolio of companies, with sector weightings determined largely by the attractiveness of specific stocks within the Fund’s investment universe. Overall, the Fund tends to invest in financially efficient companies with attractive valuations and strong balance sheets. We believe this approach will yield attractive risk-adjusted returns relative to the Russell MidCap Growth Index over the long term.
What is the outlook?
The environment for stocks changed dramatically in the latter months of the period. The last few weeks of September were particularly unnerving as the financial crisis began to unravel in earnest. Concerns of a long and deep recession may lead investors to believe the situation will not stabilize soon, which would not bode well for stocks. On a relative basis, we believe the stressful environment will eventually benefit the high quality, reasonably priced stocks with sound fundamentals that we favor.
Diversification by Industry
as of October 31, 2008

Percentage of
Industry	Net Assets
Capital Goods	8.5%
Commercial & Professional Services	1.0
Consumer Durables & Apparel	3.0
Consumer Services	5.7
Diversified Financials	5.5
Energy	12.5
Food, Beverage & Tobacco	3.5
Health Care Equipment & Services	7.3
Household & Personal Products	2.1
Materials	4.3
Media	2.0
Other Investment Pools and Funds	0.3
Pharmaceuticals, Biotechnology & Life Sciences	6.1
Real Estate	0.5
Retailing	6.7
Semiconductors & Semiconductor Equipment	7.7
Software & Services	10.2
Technology Hardware & Equipment	5.8
Telecommunication Services	3.1
Transportation	1.4
Utilities	1.7
Short-Term Investments	14.9
Other Assets and Liabilities	(13.8)

Total	100.0%

The Hartford MidCap Value Fund*
(subadvised by Wellington Management Company, LLP)
Russell 2500 Value Index is an unmanaged index measuring the performance of those Russell 2500 Index companies with lower price-to-book ratios and lower forecasted growth values.
You cannot invest directly in an index.
The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.
Investment objective — Seeks long-term capital appreciation.
Average Annual Total Returns(2,3) (as of 10/31/08)

	Inception	1	5	Since
	Date	Year	Year	Inception

MidCap Value A#	4/30/01	-46.26%	-0.71%	1.18%
MidCap Value A##	4/30/01	-49.21%	-1.83%	0.42%
MidCap Value B#	4/30/01	-46.64%	-1.42%	0.46%
MidCap Value B##	4/30/01	-48.80%	-1.65%	0.46%
MidCap Value C#	4/30/01	-46.68%	-1.44%	0.46%
MidCap Value C##	4/30/01	-47.12%	-1.44%	0.46%
MidCap Value Y#	4/30/01	-46.08%	-0.27%	1.65%

#	Without sales charge

##	With sales charge

*	As of August 16, 2004, the Fund no longer offers Class A, B and C shares except as follows. The Fund will continue to offer and sell shares: (1) through ACH and other similar systematic investors who established plans to invest through such facilities prior to August 16, 2004 and (2) for reinvestment of capital gains distributions and income dividends.

As of March 1, 2008, the Fund will no longer offer class Y shares to new investments except as follows. The Fund will continue to offer and sell shares (1) for accounts established prior to March 1, 2008, (2) for reinvestment of capital gains distributions and income dividends, (3) as an underlying investment of the SMART529 College Savings Plan, and (4) as an underlying investment of Hartford sponsored mutual fund-of-funds.

The Fund continues to pay 12b-1 fees. These fees are paid for ongoing shareholder services, to compensate brokers for past sales and to reimburse the Fund’s distributor for commissions paid in connection with past sales.
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Classes B, C and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

(2)	The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.

(3)	Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2008, which excludes investment transactions as of this date.
Portfolio Manager
James N. Mordy
Senior Vice President, Partner
How did the Fund perform?
The Class A shares of The Hartford MidCap Value Fund returned -46.26%, before sales charge, for the twelve-month period ended October 31, 2008, underperforming its benchmark, the Russell 2500 Value Index, which returned -33.64% for the same period. The Fund also underperformed the -39.42 % return of the average fund in the Lipper Mid-Cap Value Fund peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
We are in a period of tremendous uncertainty. Confidence in our global financial system has been badly damaged by the contagion which began with the U.S. housing slump and has spread to the collapse of major financial institutions, a transformation of Wall Street, and a complete failure of global credit markets, which now makes a global recession likely. The impact of the credit crunch on the real economy is now starkly evident. Governments around the world are taking unprecedented actions to provide liquidity and prevent a worst case meltdown. We think many of the steps taken, including the Federal Government’s Troubled Asset Relief Program (TARP), equitizing banks, supporting commercial paper markets, raising insured deposit limits, and U.S. Federal Reserve rate cuts are all positive measures. More actions will no doubt follow. The U.S. Federal Reserve will greatly expand its balance sheet until the private sector again shows an appetite for some risk.

Small cap, mid cap and large cap stocks all declined significantly during the period, with the Russell 2000 Index down -34.2%, the S&P MidCap 400 Index down -36.5% and the S&P 500 Index down -36.1%. Value and growth stocks performed equally poorly during the period, as measured by the Russell 1000 Value -36.8% and Russell 1000 Growth -37.0% indices. Within the benchmark, all of the broad economic sectors posted sharp negative returns led by Telecommunications (-58%) and Media and Information Technology (-46%) which performed the worst. Utilities (-18%) and Consumer Staples (-25%) declined the least.
A market environment of extreme risk aversion that has persisted over the past year has been very difficult for the Fund, as we have been reluctant to pay up for safety. The Fund’s under performance was primarily driven by weak stock selection, particularly within Financials, Consumer Staples and Energy. In addition, while the Fund’s investment strategy is driven by bottom-up (i.e. stock by stock fundamental research) fundamental research, the Fund’s underweights (i.e. the Fund’s sector position was less than the benchmark position) in Financials and Utilities and overweight (i.e. the Fund’s sector position was greater than the benchmark position) in Information Technology also detracted from results.
The largest detractors from relative (i.e. performance of the Fund as measured against the benchmark) performance included R.H. Donnelley (Consumer Discretionary), Marine Harvest (Consumer Staples) and several of our Information Technology stocks including Arrow Electronics and Varian Semiconductor.
Yellow pages company R.H. Donnelley’s stock price fell as investors worried about the negative impact of softer advertising sales during a recession on earnings and cash flow, given the company’s financial leverage. Norwegian fish farmer Marine Harvest’s shares fell due to challenges with the company’s restructuring efforts and declining salmon production within its Chilean facilities. Global electronic products and services provider Arrow Electronic’s shares declined given weak expected demand for its products as the global economy further weakens. Shares in semiconductor equipment-maker Varian Semiconductor declined as the company has seen a severe cyclical downturn in demand.
Among the top contributors to relative and absolute (i.e. total return) performance were Delta Airlines (Industrials), Barr Pharmaceutical (Health Care) and Arch Coal (Energy). Delta Airlines’ shares benefited from lower jet fuel prices during the period and the industry’s capacity curtailment ahead of weaker demand. Global specialty pharmaceutical company Barr Pharmaceutical’s shares increased following Teva’s (generic global pharmaceutical company) offer to acquire the company. The transaction is expected to be completed by the end of the year. Arch Coal’s shares benefited from production cuts in Australia and strong international demand, leading to a favorable pricing environment during most of the period.
What is the outlook?
We believe the financial market crisis will end well before the global economic slowdown. We believe consumers will retrench further as job losses increase. In addition, we believe, business investment will be pressured given constrained credit and lower profits, and trade, which has been the major contributor to U.S. growth during the first half of 2008. Moreover, business investment will be hurt as our trading partners’ economies decelerate. Inflation is no longer the near term concern it was, which allows the U.S. Treasury or Federal Reserve to more freely reflate the system. Given the magnitude of de-leveraging that must occur, we do not envision a rapid or robust economic recovery. Banks need to raise more capital and consumers need to increase their savings rate.
There aren’t many places for a value investor to hide, and while we do have overweights in less-cyclical groups like Health Care and Consumer Staples, we are wary of fully embracing the “safety” trade at this juncture. Sentiment could change soon if credit spreads begin to ease and if investors believe they will be rewarded for some risk-taking, and hedge funds possibly discover that they’ve raised enough cash. We are trying to remain focused on fundamentals for our companies and have our eyes open to new opportunities as they increasingly present themselves. At the end of the period, the Fund was most overweight Health Care, Information Technology and Materials and most underweight Financials, relative to the Russell 2500 Value Index.
Diversification by Industry
as of October 31, 2008

Percentage of
Industry	Net Assets
Automobiles & Components	0.4%
Banks	4.7
Capital Goods	6.9
Commercial & Professional Services	1.8
Consumer Durables & Apparel	6.0
Diversified Financials	4.7
Energy	3.5
Food, Beverage & Tobacco	5.9
Health Care Equipment & Services	5.9
Insurance	8.4
Materials	9.6
Media	1.1
Pharmaceuticals, Biotechnology & Life Sciences	4.2
Real Estate	2.9
Retailing	3.3
Semiconductors & Semiconductor Equipment	2.8
Software & Services	4.7
Technology Hardware & Equipment	7.0
Transportation	5.6
Utilities	9.8
Short-Term Investments	1.4
Other Assets and Liabilities	(0.6)

Total	100.0%

The Hartford Retirement Income Fund
(subadvised by Hartford Investment Management Company)
Barclays Capital U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Barclays Capital Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.
S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks.
You cannot invest directly in an index.
The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Investment objective — Seeks current income and secondarily, capital preservation.
Average Annual Total Returns(2,3,4) (as of 10/31/08)

	Inception	1	Since
	Date	Year	Inception

Retirement Income A#	9/30/05	-19.48%	-3.01%
Retirement Income A##	9/30/05	-23.91%	-4.77%
Retirement Income B#	9/30/05	-20.15%	-3.75%
Retirement Income B##	9/30/05	-23.95%	-4.56%
Retirement Income C#	9/30/05	-20.11%	-3.70%
Retirement Income C##	9/30/05	-20.87%	-3.70%
Retirement Income R3#	9/30/05	-19.88%	-3.14%
Retirement Income R4#	9/30/05	-19.63%	-2.97%
Retirement Income R5#	9/30/05	-19.30%	-2.76%

#	Without sales charge

##	With sales charge
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Classes B, C, R3, R4 and R5 shares will vary from results seen above due to differences in the expenses charged to these share classes.

(2)	Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to 12/22/06 reflects Class A performance.

(3)	The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.

(4)	Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2008, which excludes investment transactions as of this date.
Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Portfolio Managers
Hugh Whelan	Edward C. Caputo
Managing Director	Vice President
How did the Fund perform?
The Class A shares of The Hartford Retirement Income Fund returned -19.48%, before sales charge, for the twelve-month period ended October 31, 2008. In comparison, its benchmarks, the S&P 500 Index and the Barclays Capital U.S. Aggregate Bond Index (formerly the Lehman Brothers U.S. Aggregate Bond Index), returned -36.08% and 0.30%, respectively, while the average return of the Lipper Mixed-Asset Target Allocation Conservative Funds category, a group of funds with investment strategies similar to those of the Fund, was -19.05%.
Why did the Fund perform this way?
It was an extremely difficult year for the financial markets as the deepening credit crisis led to some extraordinary events including the failure, forced merger or government rescue of several venerable financial institutions. Investor confidence plummeted, sending stock prices sharply lower. Within U.S. equities, although all segments of the market declined, small-cap stocks outperformed mid-cap and large-cap stocks. Across all capitalizations, the value investment style beat growth. In contrast to the prior year, U.S. stocks significantly outperformed international stocks. In the fixed-income market, U.S. Treasury securities outperformed all other sectors as the flight to quality pushed Treasury yields lower, particularly on the short end of the yield curve (i.e. bonds with a shorter maturity date), with the yield on five-year Treasury notes declining 134 basis points to 2.83% and the yield on 10-year notes declining 52 basis points to 3.95%. Spreads in all non-government sectors widened dramatically (i.e. short and long term interest rates moving farther apart), but commercial mortgage-backed securities (CMBS) turned in the worst performance. High yield asset classes also suffered, underperforming the broad fixed income market as measured by the Barclays Capital U.S.

Aggregate Bond Index. Generally, the Fund’s target asset allocation is set at approximately 30 % equities and 70% fixed-income.
The Fund’s asset allocation within equities detracted from performance. Specifically, allocations to international stocks (large-cap, small-cap and emerging markets) were the largest detractors. However, the Fund benefited from asset allocation changes implemented during the period including a reduction in international stocks in favor of domestic stocks. Asset allocation within the fixed income portion of the Fund also detracted from performance, driven by allocations to floating rate notes and high yield bonds. However, the negative impact was somewhat offset by a reduction in the Fund’s allocation to TIPS (Treasury Inflation Protected Securities) in favor of intermediate-term bonds, which was beneficial to performance. The Fund’s duration (a measure of interest-rate sensitivity) was targeted to be lower than that of the Barclays Capital U.S. Aggregate Bond Index, which was disadvantageous as yields declined during the period.
The Fund’s performance is influenced not just by our asset allocation decisions, but also by the performance of the underlying funds we select to meet our asset allocation targets. During the period, our fund selection enhanced relative (i.e. performance of the Fund as measured against the benchmark) performance. In keeping with the Fund’s long-term approach, we typically use cash flows to reallocate among the underlying funds. However, one hard rebalance (i.e. a fund rebalancing to move the underlying fund investments to their target allocation percentages) was executed during the reporting period. Given the weak equity market performance, a rebalance was required to restore the portfolio allocations back to their targets.
During the period, the Fund began to utilize exchange-traded funds (ETFs) to obtain asset class exposures unavailable through The Hartford fund family. Doing so enables the Fund to capture additional opportunities, while also enhancing its diversification. Specifically, the Fund has set target allocations to ETFs that provide U.S. real estate and international real estate exposure. During the period, the Fund increased its weighting in REITs and decreased its allocation to TIPS in favor of intermediate bonds. Late in the period, we reduced the Fund’s weighting in international stocks in favor of domestic stocks.
What is the outlook?
For the near future, the extreme nature of the current credit crisis is likely to have a negative impact on GDP growth. While strong, well-capitalized and well-funded companies will weather the current environment, uncertainty about the near-term health of the economy is likely to crimp capital spending. This would, in turn, likely result in further weakness in employment and a decline in incomes and spending, reinforcing the slowdown. This is a situation that only time can cure, although the time required may be shortened by well-crafted private and public solutions. In addition to the government programs introduced late in the period, there is a strong possibility that a new stimulus package, funded by fiscal policy, will be introduced when the new administration enters office. We also foresee further easing in monetary policy (i.e. lowering interest rates) in 2009.
Our portfolio construction process focuses on eighteen different asset classes. Over the last year, we have witnessed the volatility of these asset classes and the correlations between them increase dramatically, not just in the U.S. market, but across the globe. It did not pay to diversify outside of our benchmarks during the fiscal year, especially within equities, as few asset classes outperformed the S&P 500. Likewise, many fixed income asset classes behaved more like equities, with floating rate notes, high yield bonds, and emerging market debt all declining more than 20%. We believe that, over time, the markets will stabilize and the historical relationships between these asset classes will be restored. As of the end of the reporting period, with regard to equities, the Fund is positioned with an expectation that U.S. stocks will outperform international stocks and the value investment style will outperform growth. For fixed income, we recently reduced our allocation to TIPS as we continue to believe that these securities are likely to underperform other asset classes within our investment universe.
On August 6, 2008, the Board of Directors of The Hartford Mutual Funds, Inc. (“Company”) approved an Agreement and Plan of Reorganization (“Reorganization Agreement”) that provides for the reorganization of a series of the Company, The Hartford Retirement Income Fund, into The Hartford Conservative Allocation Fund, another series of the Company (“Reorganization”). The Reorganization does not require shareholder approval.
The Reorganization is expected to occur on or about February 28, 2009 or on such later date as the officers of the Company determine (“Closing Date”). As of the close of business on the Closing Date, pursuant to the Reorganization Agreement, each shareholder of Class A, Class B, Class C, Class R3, Class R4 and Class R5 shares of The Hartford Retirement Income Fund will become the owner of the number of corresponding full and fractional shares of The Hartford Conservative Allocation Fund, having an equal aggregate net asset value.
Composition by Underlying Fund
as of October 31, 2008

Percentage of
Fund Name	Net Assets
Hartford Capital Appreciation Fund, Class Y	3.4%
Hartford Disciplined Equity Fund, Class Y	5.1
Hartford Floating Rate Fund, Class Y	8.0
Hartford Fundamental Growth Fund, Class Y	5.2
Hartford High Yield Fund, Class Y	4.6
Hartford Income Fund, Class Y	4.6
Hartford Inflation Plus Fund, Class Y	9.9
Hartford International Opportunities Fund, Class Y	3.7
Hartford LargeCap Growth Fund, Class Y	3.4
Hartford Short Duration Fund, Class Y	17.4
Hartford Strategic Income Fund, Class Y	7.7
Hartford Total Return Bond Fund, Class Y	15.2
Hartford Value Fund, Class Y	8.7
Powershares Emerging Markets Sovereign Debt Portfolio ETF	0.8
SPDR DJ Wilshire International Real Estate ETF	0.7
SPDR DJ Wilshire REIT ETF	0.7
Other Assets and Liabilities	0.9

Total	100.0%

The Hartford Select MidCap Value Fund
(subadvised by: Hartford Investment Management Company)
Russell MidCap Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth rate. These stocks are also members of the Russell 1000 Value Index.
You cannot invest directly in an index.
Investment objective — Seeks long-term capital appreciation.
Average Annual Total Returns(2,3) (as of 10/31/08)

	Inception	1	Since
	Date	Year	Inception

Select MidCap Value A#	4/29/05	-38.30%	-6.15%
Select MidCap Value A##	4/29/05	-41.69%	-7.65%
Select MidCap Value B#	4/29/05	-38.65%	-6.77%
Select MidCap Value B##	4/29/05	-41.38%	-7.44%
Select MidCap Value C#	4/29/05	-38.68%	-6.81%
Select MidCap Value C##	4/29/05	-39.23%	-6.81%
Select MidCap Value Y#	4/29/05	-38.03%	-5.85%

#	Without sales charge

##	With sales charge
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Classes B, C and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

(2)	The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.

(3)	Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2008, which excludes investment transactions as of this date.
The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.
Portfolio Manager
Hugh Whelan
Managing Director
How did the Fund perform?
The Class A shares of The Hartford Select MidCap Value Fund returned -38.30%, before sales charge, for the twelve-month period ended October 31, 2008. In comparison, its benchmark, the Russell MidCap Value Index, returned -38.83% while the average return of the Lipper Mid-Cap Value Funds category, a group of funds with investment strategies similar to those of the Fund, was -39.42%.
Why did the Fund perform this way?
The extremely volatile market conditions during the period led to disappointing performance for mid-cap stocks and the broad stock market in general. With regard to the Fund’s performance relative (i.e. performance of the Fund as measured against the benchmark) to the benchmark, strong security selection in the Consumer Discretionary, Energy, Healthcare and Materials sectors was additive to returns. Sector allocation, however, mildly detracted from relative performance due to overweights (i.e. the Fund’s sector position was greater than the benchmark position) in the Financials and Information Technology sectors.
Among the largest contributors to relative performance were ImClone Systems (Health Care) and Rohm and Haas (Materials), both of which were overweighted versus the benchmark. ImClone Systems rose after Bristol-Myers Squibb started bidding for the company and subsequently Eli Lilly upped the ante. Rohm and Haas likewise enjoyed a jump after being pursued by Dow Chemical.
Among the largest detractors from relative performance were overweighted positions in “monoline” insurers Ambac Financial Group (Financials) and MBIA (Financials). Both of these positions were severely hurt by the subprime and credit crisis and credit rating downgrades.
As of the end of the period, the portfolio’s top holdings included Hershey and HLTH Corporation, both of which were overweighted relative to the benchmark. Hershey is a top holding primarily because of its combination of attractive management and business behavior characteristics. HLTH Corporation, a health information provider, is a top holding primarily because of its combination of attractive valuation and management behavior characteristics.
The manager invests in companies that we believe have compelling stock characteristics versus the Russell Mid Cap Value Index. The manager’s systematic approach weighs more than 80 fundamental characteristics across four broad categories, including business behavior, management behavior, valuation and investor behavior. This analysis is used to build a broadly diversified portfolio of companies, with sector weightings determined largely by the attractiveness of specific stocks within the Fund’s investment universe.
We are committed to our belief that, for long term success, the best approach is to remain fully invested and build the portfolio from the bottom-up (i.e. stock by stock fundamental research) based on company-specific fundamentals.
What is the outlook?
The environment for stocks changed dramatically in the latter months of the period. The last few weeks of September were particularly unnerving as the financial crisis began to unravel in earnest. Concerns of a long and deep recession may lead investors to believe the situation will not stabilize soon, which would not bode well for stocks. On a relative basis, we believe the stressful environment will eventually benefit the high quality, reasonably priced stocks with sound fundamentals that we favor.
Diversification by Industry
as of October 31, 2008

Percentage of
Industry	Net Assets
Automobiles & Components	1.0%
Banks	4.9
Capital Goods	3.1
Commercial & Professional Services	0.3
Consumer Durables & Apparel	4.3
Consumer Services	0.3
Diversified Financials	2.5
Energy	5.9
Finance	0.4
Food & Staples Retailing	0.8
Food, Beverage & Tobacco	6.9
Health Care Equipment & Services	4.6
Household & Personal Products	0.6
Insurance	11.0
Materials	8.5
Media	2.7
Pharmaceuticals, Biotechnology & Life Sciences	3.3
Real Estate	11.3
Retailing	5.0
Semiconductors & Semiconductor Equipment	2.7
Software & Services	2.3
Technology Hardware & Equipment	2.8
Telecommunication Services	1.6
Transportation	1.6
Utilities	9.4
Short-Term Investments	9.2
Other Assets and Liabilities	(7.0)

Total	100.0%

The Hartford Select SmallCap Value Fund

(subadvised by:	Kayne Anderson Rudnick Investment Management, LLC Metropolitan West Capital Management, LLC SSgA Funds Management, Inc.)
Russell 2000 Value Index is an unmanaged index measuring the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.
You cannot invest directly in an index.
The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Investment objective — Seeks capital appreciation.
Average Annual Total Returns(2,3) (as of 10/31/08)

	Inception	1	Since
	Date	Year	Inception

Select SmallCap Value A#	7/31/06	-32.06%	-9.29%
Select SmallCap Value A##	7/31/06	-35.79%	-11.54%
Select SmallCap Value B#	7/31/06	-32.60%	-10.09%
Select SmallCap Value B##	7/31/06	-35.74%	-11.22%
Select SmallCap Value C#	7/31/06	-32.57%	-10.04%
Select SmallCap Value C##	7/31/06	-33.20%	-10.04%
Select SmallCap Value Y#	7/31/06	-31.93%	-9.06%

#	Without sales charge
##	With sales charge
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Classes B, C and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

(2)	The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.

(3)	Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2008, which excludes investment transactions as of this date.
Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Portfolio Managers
Kayne Anderson Rudnick Investment Management, LLC	Metropolitan West Capital Management, LLC	SSgA Funds Management, Inc.
Robert A. Schwarzkopf	Gary W. Lisenbee	Ric Thomas
Managing Director	President	Principal

Sandi L. Gleason	Samir Sikka	Chuck Martin
	Senior Vice President	Principal
How did the Fund perform?
The Class A shares of The Hartford Select SmallCap Value Fund returned -32.06%, before sales charge, for the twelve-month period ended October 31, 2008, versus the -30.54% return of the Russell 2000 Value Index and -34.17% return of the average fund in the Lipper Small-Cap Value peer group.
Why did the Fund perform this way?
Overall the equity market in the second half of the period was marked by extreme volatility. Equities fell during the period due to continued turmoil in the credit and housing markets and concerns regarding economic growth. Within the Russell 2000 Value Index, all ten sectors posted negative returns for the period led by Telecommunication Services (-52%), and Consumer Discretionary (-52%). Utilities (-10%) and Consumer Staples (-16%) declined the least.
Stock selection was the primary driver of our performance during the year ended October 31, 2008. Detractors from performance included Tempur-Pedic International (Consumer Discretionary) and National Financial Partners (Financials). Tempur-Pedic, which was one of our top performers in 2007, fell hard on weak sales, the tough economic environment and increased competition. During the period, Tempur-Pedic suspended its dividend and lowered its earning guidance. National Financial Partners, an independent distributor of financial service products, dropped during the period on poor sales, analysts’ downgrades and liquidity concerns.
Zions Bancorp (Financials), Children’s Place Retail Stores (Consumer Discretionary) and Cathay General Bancorp (Financials) were top relative (i.e. performance of the Fund as measured against the benchmark) performers. Operating primarily in the western U.S., Zions is an extremely well-managed bank. The sell-off in Financials dropped this bank’s market cap and the Fund purchased it in July 2008. Shares of Zions increased over 100% from July through October 31, 2008. During the reporting period, Children’s Place stock recouped some of its prior losses as it divested its ailing Disney Store business. Based in Los Angeles and targeting a Chinese-American clientele, Cathay General boasts one of the most disciplined management teams in the industry. To its credit, Cathay has not needed to raise capital throughout the credit crisis, setting it apart from the vast majority of its peers. Cathay General ended the period as one of our largest holdings.
What is the outlook?
We see long-term positives in the U.S. economy even today. We believe the biggest one is the ability of our system to adapt: policymakers (including the Fed) and market participants alike have reacted quickly to changing circumstances. Other factors such as the existence of insurance safety nets, technology-driven productivity gains, solid balance sheets for non-financial companies and improving global competitiveness all factor into our long-term positive outlook. Consequently, while households and financial firms currently have limited borrowing capacity and are receiving most of the media’s attention, many non-financial companies are not overburdened by debt and are in a better position than in the past cycles to manage their businesses in a slowing economy.
Nevertheless, while the actions taken recently by various governments should help stem the current crisis, obstacles will likely remain. The fallout and the resulting changes taking place at present in the Financial Services sector are going to have reverberations for the global economy in the short and medium term and will ultimately impact most sectors. However, we have little doubt that now, with the full attention of the world’s central banks, governments and regulators, financial markets will make their way through the chasm caused by an historical confluence of circumstances.
Currently, the Fund’s overweight (i.e. the Fund’s sector position was greater than the benchmark position) positions relative to the benchmark were in Industrials and Health Care. Conversely, the Fund’s largest underweight (i.e. the Fund’s sector position was less than the benchmark position) position relative to the benchmark continues to be in Financials. We believe that the complementary style of the three sub-advisers provides the Fund with a well positioned portfolio in this environment to add value relative to the market and its peers.
At October 31, 2008, 33% of the Fund’s assets were managed by Kayne Anderson Rudnick Investment Management, 37% of the Fund’s assets were managed by Metropolitan West Capital Management and 30% of the Fund’s assets were managed by SSgA Funds Management.
Diversification by Industry
as of October 31, 2008

Percentage of
Industry	Net Assets
Automobiles & Components	1.2%
Banks	12.4
Capital Goods	7.2
Commercial & Professional Services	8.6
Consumer Durables & Apparel	4.1
Consumer Services	3.2
Diversified Financials	4.1
Energy	3.7
Food & Staples Retailing	0.5
Food, Beverage & Tobacco	2.3
Health Care Equipment & Services	8.9
Household & Personal Products	4.0
Insurance	4.0
Materials	3.4
Media	0.6
Pharmaceuticals, Biotechnology & Life Sciences	0.8
Real Estate	4.2
Retailing	2.2
Semiconductors & Semiconductor Equipment	1.5
Software & Services	7.2
Technology Hardware & Equipment	3.8
Telecommunication Services	1.3
Transportation	4.3
Utilities	2.4
Short-Term Investments	2.4
Other Assets and Liabilities	1.7

Total	100.0%

The Hartford Short Duration Fund
(subadvised by Hartford Investment Management Company)
Barclays Capital 1-5 Year U.S. Government/Credit Index is an unmanaged index comprised of the Barclays Capital U.S. Government/Credit component of the U.S. Aggregate Index. The 1-5 Year Government/Credit Index includes securities in the 1-5 year maturity range in the Government/Credit Index.
You cannot invest directly in an index.
The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Investment objective — Seeks to provide a high level of income.
Average Annual Total Returns(2,3) (as of 10/31/08)

	Inception	1	5	Since
	Date	Year	Year	Inception

Short Duration A#	10/31/02	-2.60%	1.67%	2.14%
Short Duration A##	10/31/02	-5.52%	1.06%	1.62%
Short Duration B#	10/31/02	-3.33%	0.92%	1.39%
Short Duration B##	10/31/02	-8.02%	0.57%	1.25%
Short Duration C#	10/31/02	-3.33%	0.92%	1.39%
Short Duration C##	10/31/02	-4.27%	0.92%	1.39%
Short Duration Y#	11/28/03	-2.40%	NA	1.95%

#	Without sales charge

##	With sales charge

NA	Not Applicable
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Classes B, C and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

(2)	The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.

(3)	Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2008, which excludes investment transactions as of this date.
Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Portfolio Managers
Robert Crusha	Brian Dirgins
Vice President	Vice President
How did the Fund perform?
The Class A shares of The Hartford Short Duration Fund returned -2.60%, before sales charge, for the twelve-month period ended October 31, 2008. In comparison, its benchmark, the Barclays Capital 1-5 Year U.S. Government/Credit Index (formerly the Lehman Brothers 1-5 Year U.S. Government/Credit Index), returned 3.36% while the average return of the Lipper Short Investment Grade Debt Funds category, a group of funds with investment strategies similar to those of the Fund, was -4.76%.
Why did the Fund perform this way?
The Fund carried more risk than the benchmark, which negatively impacted performance during the period as the market experienced extreme turmoil and volatility that led investors to favor lower risk assets. The Fund’s duration (a measure of interest-rate sensitivity) and yield curve positioning also detracted from relative (i.e. performance of the Fund as measured against the benchmark) performance. The Fund maintained a duration shorter than that of the benchmark, which proved disadvantageous as yields declined, particularly on the short end of the yield curve (i.e. bonds with a shorter maturity date).
With regard to sector positioning, an out-of-benchmark allocation to asset-backed securities (ABS) detracted from relative performance as investors grew more pessimistic, and as extreme volatility continued in the financial services sector. Holdings in commercial mortgage-backed securities (CMBS), also an out-of-benchmark allocation, hindered returns as the sector was one of the hardest hit investment-grade sectors during the period. Additionally, an overweight (i.e. the Fund’s sector position was greater than the benchmark position) to the investment grade corporate bond sector held back returns, as did an underweight (i.e. the Fund’s sector position was less than the benchmark position) to U.S. Treasury and Agency securities.
Conversely, an out-of-benchmark allocation to mortgage-backed securities (MBS) was additive to relative performance. The sector’s performance improved following the government’s takeover of Fannie Mae and Freddie Mac. Strong security selection within the investment grade corporate bond sector also enhanced returns.
Our positions in the investment grade corporate, ABS, and CMBS sectors remain the primary drivers of portfolio yield.
What is the outlook?
For the near future, the extreme nature of the current credit crisis is likely to have a negative impact on GDP growth. While strong, well-capitalized and well-funded companies will weather the current environment, uncertainty about the near-term health of the economy is likely to crimp capital spending. This would, in turn, likely result in further weakness in employment and a decline in incomes and spending, reinforcing the slowdown. This is a situation that only time can cure, although the time required may be shortened by well-crafted private and public solutions. In addition to the government programs introduced late in the period, there is a strong possibility that a new stimulus package, funded by fiscal policy, will be introduced when the new administration enters office. We also foresee further easing in monetary policy (i.e. lowering interest rates) in 2009.
The key indicator of signs of a recovery will be improvement in the front end of the yield curve, which will result in strong borrowers having better access to reasonably priced credit. With consumer spending representing more than two-thirds of GDP, consumer behavior and confidence will be a key determinant going forward. As such, economic releases will be an important barometer in determining the success of the various policy initiatives and hence, the direction of the markets.
Diversification by Industry
as of October 31, 2008

Percentage of
Industry	Net Assets
Basic Materials	1.7%
Capital Goods	1.4
Consumer Cyclical	2.0
Consumer Staples	1.3
Energy	0.7
Finance	64.6
Health Care	2.9
Services	3.1
Technology	5.2
Transportation	2.3
U.S. Government Agencies	6.2
U.S. Government Securities	5.9
Utilities	0.8
Short-Term Investments	0.7
Other Assets and Liabilities	1.2

Total	100.0%

Distribution by Credit Quality
as of October 31, 2008

Percentage of
Long-Term
Rating	Holdings
AAA	39.6%
AA	12.7
A	25.3
BBB	20.1
BB	0.6
B	0.4
CCC	0.2
Not Rated	1.1

Total	100.0%

The Hartford Small Company Fund
(subadvised by:   Wellington Management Company, LLP
                                Hartford Investment Management Company)
Russell 2000 Growth Index is an unmanaged index of those Russell 2000 Index growth companies with higher price-to-book ratios and higher forecasted growth values.
You cannot invest directly in an index.
The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.
Investment objective — Seeks growth of capital.
Average Annual Total Returns(2,3,4) (as of 10/31/08)

	Inception	1	5	10	Since
	Date	Year	Year	Year	Inception

Small Company A#	7/22/96	-39.57%	2.50%	5.28%	6.33%
Small Company A##	7/22/96	-42.89%	1.34%	4.68%	5.84%
Small Company B#	7/22/96	-39.95%	1.77%	NA *	NA *
Small Company B##	7/22/96	-42.58%	1.44%	NA *	NA *
Small Company C#	7/22/96	-40.01%	1.75%	4.53%	5.59%
Small Company C##	7/22/96	-40.53%	1.75%	4.53%	5.59%
Small Company I#	7/22/96	-39.41%	2.63%	5.34%	6.38%
Small Company R3#	7/22/96	-39.69%	2.70%	5.63%	6.71%
Small Company R4#	7/22/96	-39.51%	2.83%	5.69%	6.76%
Small Company R5#	7/22/96	-39.32%	2.94%	5.75%	6.81%
Small Company Y#	7/22/96	-39.27%	2.98%	5.77%	6.83%

#	Without sales charge

##	With sales charge

NA	Not Applicable

*	10 year and inception returns are not applicable for Class B because after 8 years Class B converts to Class A.
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Classes B, C, I, R3, R4, R5 and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

(2)	Class C shares commenced operations on 7/31/98. Performance prior to 7/31/98 reflects Class B performance less Class C sales charges where applicable. Class I shares commenced operations on 8/31/06. Performance prior to 8/31/06 reflects Class A performance. Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to 12/22/06 reflects Class Y performance.

(3)	The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.

(4)	Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2008, which excludes investment transactions as of this date.

Portfolio Managers
Wellington Management Company, LLP		Hartford Investment Management Company
Steven C. Angeli, CFA	Mario E. Abularach, CFA, CMT	Hugh Whelan
Senior Vice President, Partner	Vice President	Managing Director

Stephen C. Mortimer
Vice President
How did the Fund perform?
The Class A shares of The Hartford Small Company Fund returned -39.57%, before sales charge, for the twelve-month period ended October 31, 2008, underperforming its benchmark, the Russell 2000 Growth Index which returned -37.87% for the same period. The Fund outperformed the -41.86% return of the average fund in the Lipper Small Cap Growth Funds peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
The twelve-month period ended October 31, 2008 was one of the most volatile in recent history. After a positive start to the year, the global equity markets stumbled on credit crunch related issues such as the near collapse of the large investment bank Bear Stearns, the government takeovers of Fannie Mae and Freddie Mac, the collapse of Lehman Brothers, the fall of insurance firm American International Group (AIG), and the seizure of banking firm Washington Mutual. The global economy also weakened, sending energy and commodities prices lower. In response to increasing concerns about the financial system and a potential U.S. recession, equity investors sought to shed risk. In this environment, small cap, mid cap and large cap stocks all declined by over 34% during the period, as measured by the Russell 2000 (-34.2%), S&P MidCap 400 (-36.5%) and S&P 500 (-36.1%) Indices, respectively. All sectors within the Russell 2000 Growth index posted double digit declines. Telecommunication Services (-57%), Information Technology (-46%), and Consumer Discretionary (-45%) declined the most, while Consumer Staples (-17%) declined the least.

The Fund underperformed its benchmark during the period primarily due to weak stock selection within Industrials, Financials, and Information Technology. Sector allocation, which is the residual result of bottom-up (i.e. stock by stock fundamental research) stock selection, hurt performance due to an underweight (i.e. the Fund’s sector position was less than the benchmark position) position in Health Care. Stock selection in Telecommunication Services helped performance during the period, as did a moderate allocation to cash.
On an individual stock basis, Focus Media (Consumer Discretionary) was the biggest performance set back. A China-based digital advertising and media concern, the company’s shares were beset by a series of company-specific issues, including management changes, accounting questions, and mobile spamming. A broad market sell-off across China compounded share price weakness. MF Global (Financials), a leading broker of exchange traded futures and options, also significantly hurt results. A rogue trading incident and consequent misgivings about MF Global’s controls and counterparty risk led the stock price to fall. We eliminated the position in favor of more attractive opportunities. Holdings in Dufry Group (Consumer Discretionary) also disappointed. Shares in this global operator of duty-free shops fell on fears that a global economic slowdown would limit the company’s near term growth prospects.
Energy holdings Cabot Oil & Gas and Arch Coal were two of the top contributors to returns relative (i.e. performance of the Fund as measured against the benchmark) to the benchmark for the Fund. Arch Coal’s shares benefited from extremely tight global coal markets, brought on by the confluence of supply outages in major producing countries China and Australia and robust demand growth. Cabot Oil & Gas, an independent exploration and production company with oil and gas properties in North America, likewise posted gains on rising natural gas prices, impressive results in their East Texas acreage that helped boost reserves, and disciplined execution that helped control exploration and development costs. We took profit on Cabot Oil & Gas and Arch Coal before the broad commodities sell off, eliminating our positions in both. The Fund’s holding in Millenium Pharmaceuticals (Health Care) contributed to results following news that Takeda would acquire the company. Gaming software developer Activision Blizzard (Technology) and character-based media company Marvel Entertainment (Consumer Discretionary) also helped results as both companies exhibited solid business momentum despite the generally challenging macro environment. Market share gains and margin expansion also boosted shares of Cellcom Israel (Telecommunication Services).
What is the outlook?
We are in a period of tremendous uncertainty. Confidence in our global financial system has been badly damaged by the contagion which began with the U.S. housing slump and has spread to the collapse of major financial institutions, a transformation of Wall Street, and a seizure of global credit markets, which now makes a global recession seem inevitable. We believe the impact of the credit crunch on the real economy is just beginning.
Despite the uncertainty, the Fund continues to focus on stocks of companies that we see as having unique business models or special market opportunities that should allow them to deliver superior growth. The Fund remains well diversified, with holdings across all major market sectors. Bottom-up, fundamental research-driven stock-by-stock investment decisions led to overweights (i.e. the Fund’s sector position was greater than the benchmark position) in Telecommunication Services, Consumer Staples and Materials sectors relative to the Russell 2000 Growth Index at the end of the period. The Fund ended the period underweight Health Care, Consumer Discretionary and Energy. Our largest holdings include BJ’s Wholesale Club (Consumer Staples), Cellcom Israel, Marvel Entertainment and Solera Holdings (Information Technology).
At October 31, 2008, 57% of the Fund’s assets were managed by Wellington and 43% of the assets were managed by Hartford Investment Management Company.
Diversification by Industry
as of October 31, 2008

Percentage of
Industry	Net Assets
Automobiles & Components	0.3%
Banks	1.1
Capital Goods	8.7
Commercial & Professional Services	6.0
Consumer Durables & Apparel	3.6
Consumer Services	2.4
Diversified Financials	2.0
Energy	7.3
Finance	0.5
Food & Staples Retailing	1.5
Food, Beverage & Tobacco	2.0
Health Care Equipment & Services	9.1
Household & Personal Products	0.3
Insurance	1.5
Materials	3.7
Media	2.1
Other Investment Pools and Funds	1.0
Pharmaceuticals, Biotechnology & Life Sciences	11.7
Real Estate	0.6
Retailing	4.0
Semiconductors & Semiconductor Equipment	4.3
Software & Services	12.9
Technology Hardware & Equipment	4.9
Telecommunication Services	3.0
Transportation	3.1
Utilities	0.3
Short-Term Investments	2.0
Other Assets and Liabilities	0.1

Total	100.0%

The Hartford SmallCap Growth Fund
(subadvised by:   Wellington Management Company, LLP
                             Hartford Investment Management Company)
Russell 2000 Growth Index is an unmanaged index of those Russell 2000 Index growth companies with higher price-to-book ratios and higher forecasted growth values.
You cannot invest directly in an index.
The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.
Investment objective — Seeks long-term capital appreciation.
Average Annual Total Returns(1,3,4) (as of 10/31/08)

	Inception	1	5	10	Since
	Date	Year	Year	Year	Inception

SmallCap Growth A#	1/04/88	-38.35%	-2.01%	5.27%	9.02%
SmallCap Growth A##	1/04/88	-41.74%	-3.11%	4.68%	8.72%
SmallCap Growth B#	11/14/94	-38.71%	-2.66%	NA *	NA *
SmallCap Growth B##	11/14/94	-41.40%	-3.00%	NA *	NA *
SmallCap Growth C#	11/14/94	-38.90%	-2.77%	4.54%	5.58%
SmallCap Growth C##	11/14/94	-39.44%	-2.77%	4.54%	5.58%
SmallCap Growth I#	2/19/02	-38.29%	-1.95%	NA	0.40%
SmallCap Growth L#	1/04/88	-38.28%	-1.86%	5.35%	9.06%
SmallCap Growth L##	1/04/88	-41.21%	-2.81%	4.84%	8.80%
SmallCap Growth R3#	2/19/02	-38.49%	-1.84%	NA	0.22%
SmallCap Growth R4#	2/19/02	-38.40%	-1.75%	NA	0.28%
SmallCap Growth R5#	2/19/02	-38.20%	-1.65%	NA	0.36%
SmallCap Growth Y#	2/19/02	-38.15%	-1.61%	NA	0.39%

#	Without sales charge

##	With sales charge

NA	Not Applicable

*	10 year and inception returns are not applicable for Class B because after 8 years Class B converts to Class A.
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Classes A, B and C were offered beginning on February 19, 2002. Performance prior to that date is that of the fund’s Classes L, M and N shares, respectively, which have lower operating expenses. Performance prior to February 19, 2002 would have been lower if Classes A, B and C shares expenses were applied during that period. (Classes M and N are no longer offered.) Class I shares commenced operations on 8/31/06. Performance prior to 8/31/06 reflects Class A performance. Classes R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to 12/22/06 reflects Class A performance.

(2)	Growth of a $10,000 investment in Classes B, C, I, L, R3, R4, R5 and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

(3)	The initial investment in Classes A and L shares reflects the maximum sales charge and Classes B and C reflect CDSC.

(4)	Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2008, which excludes investment transactions as of this date.

Portfolio Managers
Wellington Management Company, LLP		Hartford Investment Management Company
David J. Elliot, CFA	Doris T. Dwyer	Hugh Whelan
Vice President	Vice President	Managing Director
How did the Fund perform?
The Class A shares of The Hartford SmallCap Growth Fund returned -38.35%, before sales charge, for the twelve-month period ended October 31, 2008, underperforming its benchmark, the Russell 2000 Growth Index, which returned -37.87% for the same period. The Fund outperformed the -41.86% return of the average fund in the Lipper Small Cap Growth Funds peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
The twelve-month period ended October 31, 2008 was one of the most volatile in recent history. After a relatively uneventful start to the year, the global equity markets stumbled on credit crunch related issues such as the near collapse of the large investment bank Bear Stearns, the government takeovers of Fannie Mae and Freddie Mac, the collapse of Lehman Brothers, the fall of insurance firm American International Group (AIG), and the seizure of banking firm Washington Mutual. The global economy also weakened, sending energy and commodities prices lower. In response to increasing concerns about the financial system and a potential U.S. recession, equity investors sought to shed risk.

Overall equity market performance was weak for the period. Small cap equities (-34%) marginally outpaced large caps (-36%) and mid caps (-36%) as represented by the Russell 2000, S&P 500, and S&P 400 MidCap Indices respectively. In addition, the Russell 2000 Growth Index (-38%) underperformed the Russell 2000 Value Index (-31%) by approximately 7%. All sectors within the Russell 2000 Growth benchmark declined sharply with Telecommunication Services (-57%), Information Technology (-46%), and Consumer Discretionary (-45%) declining the most. Consumer Staples (-17%), Health Care (-29%), and Financials (-29%) declined the least.
Security selection had a slightly negative effect on relative (i.e. performance of the Fund as measured against the benchmark) returns, as positive stock selection in Materials, Health Care, and Telecommunication Services was offset by weak security selection in Financials, Energy, Industrials, and Information Technology. Sector allocation, the residual of bottom-up (i.e. stock by stock fundamental research) stock selection, had a modestly positive impact on relative returns due to overweight (i.e. the Fund’s sector position was greater than the benchmark position) allocations to Health Care and Consumer Staples.
The top relative detractors from performance were Bucyrus International (Industrials) and Crocs (Consumer Discretionary). Shares of Bucyrus International, a global mining equipment producer, declined sharply in September and October amid increasing uncertainty in the global economy and fears of a potential decline in coal production and consumption. Crocs, a designer, manufacturer, and distributor of footwear for men, women, and children, experienced deteriorating fundamentals, poor momentum, and concerns regarding earnings quality. The top detractors from absolute (i.e. total return) performance were ATP Oil & Gas (Energy), Kendle International (Health Care), and Emulex (Information Technology).
Top contributors to performance included Perrigo (Health Care) and Cleveland-Cliffs (Materials). Shares of Perrigo, a generic drug and health care products company, rose upon news that the FDA approved the marketing and distribution of omeprazole, a generic version of heartburn drug Prilosec OTC. Cleveland-Cliffs, an iron ore pellet producer, saw its shares rise in the first half of the year, helped by tight fundamentals in global iron ore markets and strong worldwide demand. Alpha Natural Resources, a coal supplier, was another top contributor to absolute performance.
What is the outlook?
Turmoil on Wall Street will likely presage tumult on Main Street. While securities markets continue to wrestle with deleveraging, we believe much of the consequent spillover into the real economy has yet to be felt.
Concerns of a long and deep recession may lead investors to believe the situation will not stabilize soon. We believe the elevated level of fear in the market will eventually abate and that care, diligence and patience will be rewarded.
At the end of the period, the Fund’s largest overweight (i.e. the Fund’s sector position was greater than the benchmark position) allocations relative to the Russell 2000 Growth Index were to Energy, Information Technology, and Consumer Staples; while the largest underweight (i.e. the Fund’s sector position was less than the benchmark position) allocations were to Materials and Financials.
At October 31, 2008, 78% of the Fund’s assets were managed by Wellington and 22% of the assets were managed by Hartford Investment Management Company.
Diversification by Industry
as of October 31, 2008

Industry	Percentage of Net Assets
Automobiles & Components	0.4%
Banks	0.1
Capital Goods	10.5
Commercial & Professional Services	4.2
Consumer Durables & Apparel	2.8
Consumer Services	4.8
Diversified Financials	0.8
Energy	9.1
Food & Staples Retailing	1.0
Food, Beverage & Tobacco	1.3
Health Care Equipment & Services	10.1
Household & Personal Products	1.5
Insurance	1.6
Materials	1.5
Media	0.4
Pharmaceuticals, Biotechnology & Life Sciences	14.9
Real Estate	0.9
Retailing	3.5
Semiconductors & Semiconductor Equipment	5.0
Software & Services	11.5
Technology Hardware & Equipment	5.2
Telecommunication Services	1.8
Transportation	2.9
Utilities	0.4
Short-Term Investments	3.3
Other Assets and Liabilities	0.5

Total	100.0%

The Hartford Stock Fund
(subadvised by: Wellington Management Company, LLP)
S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks.
You cannot invest directly in an index.
The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.
Investment objective — Seeks long-term growth of capital.
Average Annual Total Returns(2,3,4) (as of 10/31/08)

	Inception	1	5	10	Since
	Date	Year	Year	Year	Inception

Stock A#	7/22/96	-43.70%	-2.96%	-1.59%	3.50%
Stock A##	7/22/96	-46.80%	-4.05%	-2.14%	3.03%
Stock B#	7/22/96	-44.20%	-3.78%	NA *	NA *
Stock B##	7/22/96	-46.99%	-4.16%	NA *	NA *
Stock C#	7/22/96	-44.21%	-3.68%	-2.27%	2.78%
Stock C##	7/22/96	-44.77%	-3.68%	-2.27%	2.78%
Stock I#	7/22/96	-43.62%	-2.93%	-1.58%	3.52%
Stock R3#	7/22/96	-43.91%	-2.74%	-1.23%	3.90%
Stock R4#	7/22/96	-43.74%	-2.62%	-1.17%	3.95%
Stock R5#	7/22/96	-43.58%	-2.52%	-1.12%	4.00%
Stock Y#	7/22/96	-43.49%	-2.47%	-1.09%	4.02%

#	Without sales charge

##	With sales charge

NA	Not Applicable

*	10 year and inception returns are not applicable for Class B because after 8 years Class B converts to Class A.
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Classes B, C, I, R3, R4, R5 and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

(2)	Class C shares commenced operations on 7/31/98. Performance prior to 7/31/98 reflects Class B performance less Class C sales charges where applicable. Class I shares commenced operations on 5/30/08. Performance prior to 5/30/08 reflects Class A performance. Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to 12/22/06 reflects Class Y performance.

(3)	The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.

(4)	Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2008, which excludes investment transactions as of this date.

Portfolio Managers
Steven T. Irons, CFA	Peter I. Higgins, CFA
Senior Vice President, Partner	Senior Vice President, Partner
How did the Fund perform?
The Class A shares of The Hartford Stock Fund returned -43.70%, before sales charge, for the twelve-month period ended October 31, 2008, underperforming its benchmark, the S&P 500 Index which returned -36.08% for the same period. The Fund also underperformed the -36.46% return of the average fund in the Lipper Large Cap Core Funds peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
The twelve-month period ended October 31, 2008 was one of the most volatile in history. After a positive start to the year, global equity markets stumbled as the widespread contraction in credit led to major changes in the financial landscape. These included the near collapse of the large investment bank Bear Stearns, government takeovers of Fannie Mae and Freddie Mac, the collapse of Lehman Brothers, the fall of insurance firm American International Group (AIG), and the seizure of banking firm Washington Mutual. The global economy also weakened, sending energy and commodity prices lower. In response to increasing concerns about the financial system and a potential U.S. recession, equity investors sought to shed risk, punishing equity securities broadly.
Large (-36%), mid (-36%), and small (-34%) cap stocks declined in unison during the period, as measured by the S&P 500 , S&P MidCap 400 and Russell 2000 Indices, respectively. Growth and Value stocks both declined by 37%, as measured by the Russell 1000 Growth and Russell 1000 Value Indices. All ten sectors within the S&P 500 Index posted negative returns. Financials (-52%), Information Technology (-41%), and Materials (-41%) were the biggest laggards, while traditionally defensive sectors Consumer Staples (-12%) and Health Care (-24%) declined the least.

The Fund’s underperformance versus the benchmark was driven by security selection, which was weakest in Financials, Health Care, and Materials. Sector positioning, which is a result of bottom-up (i.e. stock by stock fundamental research) security selection, also detracted from performance as an overweight (i.e. the Fund’s sector position was greater than the benchmark position) to the strong performing Health Care sector was more than offset by the Fund’s underweight (i.e. the Fund’s sector position was less than the benchmark position) exposure to Consumer Staples and overweight to Financials.
Stocks that detracted the most from relative (i.e. performance of the Fund as measured against the benchmark) returns during the period were Washington Mutual (Financials), Lehman Brothers (Financials), and Suntech Power (Industrials). Shares of consumer and small business banking company Washington Mutual fell significantly early in the year on fears that the losses it would incur on its residential real estate portfolio could force another dilutive capital raise and depress earnings for the next several years. We believed the company had substantial resources to weather the current environment and absorb the coming losses through the credit cycle. However, the FDIC forced the company’s hand by publicly expressing concern about the quality of their mortgage assets and by facilitating an acquisition by JP Morgan Chase to minimize future risk to FDIC insurance assets. Investment bank Lehman Brothers’ shares collapsed as the company fell victim to the financial crisis during the third quarter; lack of confidence, a liquidity crisis, and inability to attract a partner ultimately led to the firm’s demise. Suntech Power, a China-based solar energy company, saw its shares fall after the company lowered its first quarter and full-year revenue guidance below consensus estimates due to higher silicon costs and a negative weather impact. Significant detractors from absolute (i.e. total return) returns also included General Electric (Industrials) and Goldman Sachs (Financials).
Top contributors to relative performance during the period included Delta Air Lines (Industrials), Shionogi (Health Care), and Qualcomm (Information Technology). The Fund’s holding in Delta Air Lines helped performance on an absolute and relative basis, as the company’s share price rallied on falling oil prices in the third quarter. Shares of Shionogi, a Japanese pharmaceutical company, rose after the company reported steady earnings growth driven by sales of cholesterol lowering drug Crestor and allergy drug Claritin. Shares of wireless telecommunications hardware maker Qualcomm rose following patent settlement with Nokia and strong fiscal 3Q results driven by revenue growth in CDMA and licensing divisions. The Fund’s holdings in leading seismic technology and oilfield services provider Schlumberger (Energy) and leading biotechnology company Genentech (Biotechnology) also contributed positively to the Fund’s returns on an absolute basis.
What is the outlook?
Global equities tumbled over the past year, and particularly in recent months, on a deteriorating outlook for earnings and sharply increased fear levels among investors. The US Treasury and Federal Reserve, in concert with several foreign governments, have embarked on an unprecedented series of rescue moves, but the results remain to be seen. In the wake of these capital market events, business and consumer confidence and spending have moved lower.
In this environment we continue to focus our efforts on stock-by-stock fundamental research to construct a diversified large-cap core portfolio. We look for companies that exhibit the following qualities: industry leadership, strong balance sheets, solid management, high return on equity, accelerating earnings, and/or attractive valuation with a catalyst. At the end of the period, our bottom-up investment approach resulted in overweight exposures in Information Technology, Financials and Consumer Discretionary, as we found a number of attractive investment opportunities in these sectors. The Fund’s largest underweights relative to the S&P 500 Index were in Consumer Staples, Utilities, and Telecom.
Diversification by Industry
as of October 31, 2008

Percentage of
Industry	Net Assets
Automobiles & Components	0.5%
Banks	2.6
Capital Goods	5.4
Commercial & Professional Services	1.3
Diversified Financials	15.1
Energy	13.1
Food & Staples Retailing	4.1
Food, Beverage & Tobacco	3.7
Health Care Equipment & Services	3.2
Household & Personal Products	0.6
Materials	3.7
Media	5.0
Pharmaceuticals, Biotechnology & Life Sciences	11.0
Retailing	5.1
Semiconductors & Semiconductor Equipment	5.0
Software & Services	6.5
Technology Hardware & Equipment	8.1
Telecommunication Services	1.1
Transportation	4.2
Short-Term Investments	6.3
Other Assets and Liabilities	(5.6)

Total	100.0%

The Hartford Strategic Income Fund
(subadvised by Hartford Investment Management Company)
Barclays Capital U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Barclays Capital Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.
You cannot invest directly in an index.
The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Investment objective — Seeks a high level of current income. Capital appreciation is a secondary objective.
Average Annual Total Returns(2,3) (as of 10/31/08)

	Inception	1	Since
	Date	Year	Inception

Strategic Income A#	5/31/07	-19.02%	-12.86%
Strategic Income A##	5/31/07	-22.66%	-15.64%
Strategic Income B#	5/31/07	-19.66%	-13.55%
Strategic Income B##	5/31/07	-23.43%	-15.78%
Strategic Income C#	5/31/07	-19.62%	-13.45%
Strategic Income C##	5/31/07	-20.37%	-13.45%
Strategic Income I#	5/31/07	-18.88%	-12.58%
Strategic Income Y#	8/31/07	-18.85%	-14.02%

#	Without sales charge

##	With sales charge
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Classes B, C, I and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

(2)	The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.

(3)	Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2008, which excludes investment transactions as of this date.
Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Portfolio Managers
Michael Bacevich	Mark Niland, CFA	Nasri Toutoungi
Managing Director	Managing Director	Managing Director
Michael Gray, CFA	Peter Perrotti, CFA	Edward Vaimberg
Managing Director	Executive Vice President	Senior Vice President
How did the Fund perform?
The Class A shares of The Hartford Strategic Income Fund returned -19.02%, before sales charge, for the twelve-month period ended October 31, 2008. In comparison, its benchmark, the Barclays Capital U.S. Aggregate Bond Index (formerly the Lehman Brothers U.S. Aggregate Bond Index), returned 0.30% while the average return of the Lipper Multi- Sector Income Funds category, a group of funds with investment strategies similar to those of the Fund, was -15.81%.
Why did the Fund perform this way?
Spreads widened dramatically (i.e. short and long term interest rates moving farther apart) across all sectors during the period, putting considerable pressure on prices, while Treasury securities enjoyed strong performance amid the ongoing flight to quality. In this environment, the Fund’s underweight (i.e. the Fund’s sector position was less than the benchmark position) to U.S. Treasury securities relative to the benchmark in favor of investment grade financials and commercial mortgage-backed securities (CMBS) was a significant detractor from performance. The Fund’s holdings in investment grade corporate bonds, which were concentrated in the Financial sector, averaged approximately 14%. Exposure to CMBS was approximately 5.25%. Exposure to Emerging Market corporate debt, a sector not represented in the benchmark, also hindered relative (i.e. performance of the Fund as measured against the benchmark) performance.
Conversely, the Fund’s yield-curve positioning was additive to performance. The Fund was positioned to benefit from the steepening of the U.S. yield curve (i.e. short and long term interest rates moving farther apart) that occurred during the period. Additionally, exposure in Europe was advantageous as yields there declined to a greater extent than in the U.S., causing the yield differential between the two markets to contract.

What is the outlook?
For the near future, the extreme nature of the current credit crisis is likely to have a negative impact on GDP growth. While strong, well-capitalized and well-funded companies will weather the current environment, uncertainty about the near-term health of the economy is likely to crimp capital spending. This would, in turn, likely result in further weakness in employment and a decline in incomes and spending, reinforcing the slowdown. This is a situation that only time can cure, although the time required may be shortened by well-crafted private and public solutions. In addition to the government programs introduced late in the period, there is a strong possibility that a new stimulus package, funded by fiscal policy, will be introduced when the new administration enters office. We also foresee further easing in monetary policy (i.e. lowering interest rates) in 2009.
Diversification by Industry
as of October 31, 2008

Percentage of
Industry	Net Assets
Basic Materials	5.6%
Capital Goods	1.7
Consumer Cyclical	6.6
Consumer Staples	2.3
Energy	3.3
Finance	24.4
Foreign Governments	0.9
Health Care	4.1
Services	5.0
Technology	10.9
Transportation	1.1
U.S. Government Agencies	24.1
U.S. Government Securities	3.1
Utilities	5.5
Short-Term Investments	3.2
Other Assets and Liabilities	(1.8)

Total	100.0%

Distribution by Credit Quality
as of October 31, 2008

Percentage of
Long-Term
Rating	Holdings
AAA	35.9%
AA	3.3
A	11.8
BBB	9.9
BB	15.2
B	14.5
CCC	1.4
Not Rated	8.0

Total	100.0%

The Hartford Target Retirement 2010 Fund
(subadvised by Hartford Investment Management Company)
Barclays Capital U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Barclays Capital Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.
S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks.
You cannot invest directly in an index.
The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Investment objective — Seeks to maximize total return and secondarily, to seek capital preservation.
Average Annual Total Returns(2,3,4) (as of 10/31/08)

	Inception	1	Since
	Date	Year	Inception

Target Retirement 2010 A#	9/30/05	-27.84%	-4.61%
Target Retirement 2010 A##	9/30/05	-31.81%	-6.34%
Target Retirement 2010 B#	9/30/05	-28.36%	-5.33%
Target Retirement 2010 B##	9/30/05	-31.75%	-6.12%
Target Retirement 2010 C#	9/30/05	-28.41%	-5.35%
Target Retirement 2010 C##	9/30/05	-29.09%	-5.35%
Target Retirement 2010 R3#	9/30/05	-28.14%	-4.73%
Target Retirement 2010 R4#	9/30/05	-27.84%	-4.52%
Target Retirement 2010 R5#	9/30/05	-27.74%	-4.40%
Target Retirement 2010 Y#	9/30/05	-27.60%	-4.34%

#	Without sales charge

##	With sales charge
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Classes B, C, R3, R4, R5 and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

(2)	Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to 12/22/06 reflects Class Y performance.

(3)	The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.

(4)	Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2008, which excludes investment transactions as of this date.
Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Portfolio Managers
Hugh Whelan	Edward C. Caputo
Managing Director	Assistant Vice President
How did the Fund perform?
The Class A shares of The Hartford Target Retirement 2010 Fund returned -27.84%, before sales charge, for the twelve-month period ended October 31, 2008. In comparison, its benchmarks, the S&P 500 Index and the Barclays Capital U.S. Aggregate Bond Index (formerly the Lehman Brothers U.S. Aggregate Bond Index), returned -36.08% and 0.30%, respectively, while the average return of the Lipper Mixed-Asset Target 2010 Funds category, a group of funds with investment strategies similar to those of the Fund, was -24.76%.
Why did the Fund perform this way?
It was an extremely difficult year for the financial markets as the deepening credit crisis led to some extraordinary events including the failure, forced merger or government rescue of several venerable financial institutions. Investor confidence plummeted, sending stock prices sharply lower. Within U.S. equities, although all segments of the market declined, small-cap stocks outperformed mid-cap and large-cap stocks. Across all capitalizations, the value investment style beat growth. In contrast to the prior year, U.S. stocks significantly outperformed international stocks. In the fixed-income market, U.S. Treasury securities outperformed all other sectors as the flight to quality pushed Treasury yields lower, particularly on the short end of the yield curve (i.e. bonds with a shorter maturity date), with the yield on five-year Treasury notes declining 134 basis points to 2.83% and the yield on 10-year notes declining 52 basis points to 3.95%. Spreads in all non-government sectors widened dramatically (i.e. short and long term interest rates moving farther apart), but commercial mortgage-backed securities (CMBS) turned in the worst performance. High yield asset classes also suffered, underperforming the broad fixed income market as measured by the Barclays Capital U.S. Aggregate Bond Index. Generally, the Fund’s target asset allocation is set at approximately 58% equities and 42% fixed-income.
The Fund’s asset allocation within equities detracted from performance. Specifically, allocations to international stocks (large-cap, small-cap and emerging markets) were the largest detractors. However, the Fund benefited from asset allocation changes implemented during the period including a reduction in international stocks in favor of domestic stocks. Asset allocation within the fixed income portion of the Fund also detracted from performance, driven by allocations to floating rate notes and high yield bonds. However, the negative impact was somewhat offset by a reduction in the Fund’s allocation to TIPS (Treasury Inflation Protected Securities) in favor of intermediate-term bonds, which was beneficial to performance. The Fund’s duration (a measure of interest-rate sensitivity) was targeted to be lower than that of the Barclays Capital U.S. Aggregate Bond Index, which was disadvantageous as yields declined during the period.
The Fund’s performance is influenced not just by our asset allocation decisions, but also by the performance of the underlying funds we select to meet our asset allocation targets. During the period, our fund selection enhanced relative (i.e. performance of the Fund as measured against the benchmark) performance. In keeping with the Fund’s long-term approach, we typically use cash flows to reallocate among the underlying funds. However, two hard rebalances (i.e. a fund rebalancing to move the underlying fund investments to their target allocation percentages) were executed during the reporting period. The first was necessary to increase the target allocation to stocks from 48% to 58% and decrease the target allocation to bonds from 52% to 42%. The second was required because of the weak equity market performance, which necessitated a hard rebalance to restore the portfolio allocations back to their targets.
During the period, the Fund began to utilize exchange-traded funds (ETFs) to obtain asset class exposures unavailable through The Hartford fund family. Doing so enables the Fund to capture additional opportunities, while also enhancing its diversification. Specifically, the Fund has set target allocations to ETFs that provide U.S. real estate and international real estate exposure. During the period, the Fund increased its weighting in REITs and decreased its allocation to TIPS in favor of intermediate bonds. Late in the period, we reduced the Fund’s weighting in international stocks in favor of domestic mid-cap and small-cap stocks.
What is the outlook?
For the near future, the extreme nature of the current credit crisis is likely to have a negative impact on GDP growth. While strong, well-capitalized and well-funded companies will weather the current environment, uncertainty about the near-term health of the economy is likely to crimp capital spending. This would, in turn, likely result in further weakness in employment and a decline in incomes and spending, reinforcing the slowdown. This is a situation that only time can cure, although the time required may be shortened by well-crafted private and public solutions. In addition to the government programs introduced late in the period, there is a strong possibility that a new stimulus package, funded by fiscal policy, will be introduced when the new administration enters office. We also foresee further easing in monetary policy (i.e. lowering interest rates) in 2009.
Our portfolio construction process focuses on eighteen different asset classes. Over the last year, we have witnessed the volatility of these asset classes and the correlations between them increase dramatically, not just in the U.S. market, but across the globe. It did not pay to diversify outside of our benchmarks during the fiscal year, especially within equities, as few asset classes outperformed the S&P 500 Index. Likewise, many fixed income asset classes behaved more like equities, with floating rate notes, high yield bonds, and emerging market debt all declining more than 20%. We believe that, over time, the markets will stabilize and the historical relationships between these asset classes will be restored. As of the end of the reporting period, with regard to equities, the Fund is positioned with an expectation that U.S. stocks will outperform international stocks and the value investment style will outperform growth. For fixed income, we recently reduced our allocation to TIPS as we continue to believe that these securities are likely to underperform other asset classes within our investment universe.
Composition by Underlying Fund
as of October 31, 2008

Percentage of
Fund Name	Net Assets
Hartford Capital Appreciation Fund, Class Y	14.1%
Hartford Disciplined Equity Fund, Class Y	2.7
Hartford Dividend and Growth Fund, Class Y	2.5
Hartford Floating Rate Fund, Class Y	2.9
Hartford Fundamental Growth Fund, Class Y	2.4
Hartford Global Growth Fund, Class Y	3.5
Hartford Growth Fund, Class Y	5.6
Hartford Growth Opportunities Fund, Class Y	3.8
Hartford High Yield Fund, Class Y	2.9
Hartford Income Fund, Class Y	8.4
Hartford Inflation Plus Fund, Class Y	6.9
Hartford International Opportunities Fund, Class Y	4.0
Hartford International Small Company Fund, Class Y	1.5
Hartford LargeCap Growth Fund, Class Y	0.7
Hartford Select SmallCap Value Fund, Class Y	1.6
Hartford Short Duration Fund, Class Y	4.9
Hartford Small Company Fund, Class Y	3.3
Hartford Strategic Income Fund, Class Y	8.6
Hartford Total Return Bond Fund, Class Y	6.1
Hartford Value Fund, Class Y	11.3
SPDR DJ Wilshire International Real Estate ETF	0.9
SPDR DJ Wilshire REIT ETF	0.8
Other Assets and Liabilities	0.6

Total	100.0%

The Hartford Target Retirement 2020 Fund
(subadvised by Hartford Investment Management Company)
Barclays Capital U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Barclays Capital Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.
S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks.
You cannot invest directly in an index.
The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Investment objective — Seeks to maximize total return and secondarily, to seek capital preservation.
Average Annual Total Returns(2,3,4) (as of 10/31/08)

	Inception	1	Since
	Date	Year	Inception

Target Retirement 2020 A#	9/30/05	-32.13%	-5.38%
Target Retirement 2020 A##	9/30/05	-35.86%	-7.10%
Target Retirement 2020 B#	9/30/05	-32.64%	-6.10%
Target Retirement 2020 B##	9/30/05	-35.88%	-6.94%
Target Retirement 2020 C#	9/30/05	-32.64%	-6.09%
Target Retirement 2020 C##	9/30/05	-33.29%	-6.09%
Target Retirement 2020 R3#	9/30/05	-32.46%	-5.55%
Target Retirement 2020 R4#	9/30/05	-32.18%	-5.34%
Target Retirement 2020 R5#	9/30/05	-31.98%	-5.18%
Target Retirement 2020 Y#	9/30/05	-31.89%	-5.11%

#	Without sales charge

##	With sales charge
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Classes B, C, R3, R4, R5 and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

(2)	Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to 12/22/06 reflects Class Y performance.

(3)	The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.

(4)	Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2008, which excludes investment transactions as of this date.
Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Portfolio Managers
Hugh Whelan	Edward C. Caputo
Managing Director	Assistant Vice President
How did the Fund perform?
The Class A shares of The Hartford Target Retirement 2020 Fund returned -32.13%, before sales charge, for the twelve-month period ended October 31, 2008. In comparison, its benchmarks, the S&P 500 Index and the Barclays Capital U.S. Aggregate Bond Index (formerly the Lehman Brothers U.S. Aggregate Bond Index), returned -36.08% and 0.30%, respectively, while the average return of the Lipper Mixed-Asset Target 2020 Funds category, a group of funds with investment strategies similar to those of the Fund, was -32.08%.
Why did the Fund perform this way?
It was an extremely difficult year for the financial markets as the deepening credit crisis led to some extraordinary events including the failure, forced merger or government rescue of several venerable financial institutions. Investor confidence plummeted, sending stock prices sharply lower. Within U.S. equities, although all segments of the market declined, small-cap stocks outperformed mid-cap and large-cap stocks. Across all capitalizations, the value investment style beat growth. In contrast to the prior year, U.S. stocks significantly outperformed international stocks. In the fixed-income market, U.S. Treasury securities outperformed all other sectors as the flight to quality pushed Treasury yields lower, particularly on the short end of the yield curve (i.e. bonds with a shorter maturity date), with the yield on five-year Treasury notes declining 134 basis points to 2.83% and the yield on 10-year notes declining 52 basis points to 3.95%. Spreads in all non-government sectors widened dramatically (i.e. short and long term interest rates moving farther apart), but commercial mortgage-backed securities (CMBS) turned in the worst performance. High yield asset classes also suffered, underperforming the broad fixed income market as measured by the Barclays Capital U.S. Aggregate Bond Index. Generally, the Fund’s target asset allocation is set at approximately 71% equities and 29% fixed-income.
The Fund’s asset allocation within equities detracted from performance. Specifically, allocations to international stocks (large-cap, small-cap and emerging markets) were the largest detractors. However, the Fund benefited from asset allocation changes implemented during the period including a reduction in international stocks in favor of domestic stocks. Asset allocation within the fixed income portion of the Fund also detracted from performance, driven by allocations to floating rate notes and high yield bonds. However, the negative impact was somewhat offset by a reduction in the Fund’s allocation to TIPS (Treasury Inflation Protected Securities) in favor of intermediate-term bonds, which was beneficial to performance. The Fund’s duration (a measure of interest-rate sensitivity) was targeted to be lower than that of the Barclays Capital U.S. Aggregate Bond Index, which was disadvantageous as yields declined during the period.
The Fund’s performance is influenced not just by our asset allocation decisions, but also by the performance of the underlying funds we select to meet our asset allocation targets. During the period, our fund selection enhanced relative (i.e. performance of the Fund as measured against the benchmark) performance. In keeping with the Fund’s long-term approach, we typically use cash flows to reallocate among the underlying funds. However, two hard rebalances (i.e. a fund rebalancing to move the underlying fund investments to their target allocation percentages) were executed during the reporting period. The first was necessary to increase the target allocation to stocks from 64% to 71% and decrease the target allocation to bonds from 36% to 29%. The second was required because of the weak equity market performance, which necessitated a hard rebalance to restore the portfolio allocations back to their targets.
During the period, the Fund began to utilize exchange-traded funds (ETFs) to obtain asset class exposures unavailable through The Hartford fund family. Doing so enables the Fund to capture additional opportunities, while also enhancing its diversification. Specifically, the Fund has set target allocations to ETFs that provide U.S. real estate and international real estate exposure. During the period, the Fund increased its weighting in REITs and decreased its allocation to TIPS in favor of intermediate bonds. Late in the period, we reduced the Fund’s weighting in international stocks in favor of domestic mid-cap and small-cap stocks.
What is your outlook?
For the near future, the extreme nature of the current credit crisis is likely to have a negative impact on GDP growth. While strong, well-capitalized and well-funded companies will weather the current environment, uncertainty about the near-term health of the economy is likely to crimp capital spending. This would, in turn, likely result in further weakness in employment and a decline in incomes and spending, reinforcing the slowdown. This is a situation that only time can cure, although the time required may be shortened by well-crafted private and public solutions. In addition to the government programs introduced late in the period, there is a strong possibility that a new stimulus package, funded by fiscal policy, will be introduced when the new administration enters office. We also foresee further easing in monetary policy (i.e. lowering interest rates) in 2009.
Our portfolio construction process focuses on eighteen different asset classes. Over the last year, we have witnessed the volatility of these asset classes and the correlations between them increase dramatically, not just in the U.S. market, but across the globe. It did not pay to diversify outside of our benchmarks during the fiscal year, especially within equities, as few asset classes outperformed the S&P 500 Index. Likewise, many fixed income asset classes behaved more like equities, with floating rate notes, high yield bonds, and emerging market debt all declining more than 20%. We believe that, over time, the markets will stabilize and the historical relationships between these asset classes will be restored. As of the end of the reporting period, with regard to equities, the Fund is positioned with an expectation that U.S. stocks will outperform international stocks and the value investment style will outperform growth. For fixed income, we recently reduced our allocation to TIPS as we continue to believe that these securities are likely to underperform other asset classes within our investment universe.
Composition by Underlying Fund
as of October 31, 2008

Percentage of
Fund Name	Net Assets
Hartford Capital Appreciation Fund, Class Y	17.7%
Hartford Dividend and Growth Fund, Class Y	3.0
Hartford Equity Income Fund, Class Y	3.1
Hartford Fundamental Growth Fund, Class Y	2.0
Hartford Global Growth Fund, Class Y	3.6
Hartford Growth Fund, Class Y	6.3
Hartford Growth Opportunities Fund, Class Y	4.2
Hartford High Yield Fund, Class Y	2.9
Hartford Income Fund, Class Y	2.5
Hartford Inflation Plus Fund, Class Y	6.0
Hartford International Opportunities Fund, Class Y	3.9
Hartford International Small Company Fund, Class Y	3.8
Hartford LargeCap Growth Fund, Class Y	1.4
Hartford Select MidCap Value Fund, Class Y	1.5
Hartford Select SmallCap Value Fund, Class Y	3.6
Hartford Short Duration Fund, Class Y	3.8
Hartford Small Company Fund, Class Y	3.3
Hartford Strategic Income Fund, Class Y	7.6
Hartford Total Return Bond Fund, Class Y	5.2
Hartford Value Fund, Class Y	13.5
SPDR DJ Wilshire International Real Estate ETF	0.5
SPDR DJ Wilshire REIT ETF	0.3
Other Assets and Liabilities	0.3

Total	100.0%

The Hartford Target Retirement 2030 Fund
(subadvised by Hartford Investment Management Company)
Braclays Capital U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Barclays Capital Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.
S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks.
You cannot invest directly in an index.
The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Investment objective — Seeks to maximize total return and secondarily, to seek capital preservation.
Average Annual Total Returns(2,3,4) (as of 10/31/08)

	Inception	1	Since
	Date	Year	Inception

Target Retirement 2030 A#	9/30/05	-34.93%	-6.01%
Target Retirement 2030 A##	9/30/05	-38.51%	-7.71%
Target Retirement 2030 B#	9/30/05	-35.23%	-6.60%
Target Retirement 2030 B##	9/30/05	-38.34%	-7.37%
Target Retirement 2030 C#	9/30/05	-35.17%	-6.56%
Target Retirement 2030 C##	9/30/05	-35.79%	-6.56%
Target Retirement 2030 R3#	9/30/05	-35.18%	-6.14%
Target Retirement 2030 R4#	9/30/05	-34.97%	-5.96%
Target Retirement 2030 R5#	9/30/05	-34.82%	-5.83%
Target Retirement 2030 Y#	9/30/05	-34.69%	-5.72%

#	Without sales charge

##	With sales charge
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Classes B, C, R3, R4, R5 and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

(2)	Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to 12/22/06 reflects Class Y performance.

(3)	The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.

(4)	Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2008, which excludes investment transactions as of this date.
Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Portfolio Managers
Hugh Whelan	Edward C. Caputo
Managing Director	Assistant Vice President
How did the Fund perform?
The Class A shares of The Hartford Target Retirement 2030 Fund returned -34.93%, before sales charge, for the twelve-month period ended October 31, 2008. In comparison, its benchmarks, the S&P 500 Index and the Barclays Capital U.S. Aggregate Bond Index (formerly the Lehman Brothers U.S. Aggregate Bond Index), returned -36.08% and 0.30%, respectively, while the average return of the Lipper Mixed-Asset Target 2030 Funds category, a group of funds with investment strategies similar to those of the Fund, was -37.03%.
Why did the Fund perform this way?
It was an extremely difficult year for the financial markets as the deepening credit crisis led to some extraordinary events including the failure, forced merger or government rescue of several venerable financial institutions. Investor confidence plummeted, sending stock prices sharply lower. Within U.S. equities, although all segments of the market declined, small-cap stocks outperformed mid-cap and large-cap stocks. Across all capitalizations, the value investment style beat growth. In contrast to the prior year, U.S. stocks significantly outperformed international stocks. In the fixed-income market, U.S. Treasury securities outperformed all other sectors as the flight to quality pushed Treasury yields lower, particularly on the short end of the yield curve (i.e. bonds with a shorter maturity date), with the yield on five-year Treasury notes declining 134 basis points to 2.83% and the yield on 10-year notes declining 52 basis points to 3.95%. Spreads in all non-government sectors widened dramatically (i.e. short and long term interest rates moving farther apart), but commercial mortgage-backed securities (CMBS) turned in the worst performance. High yield asset classes also suffered, underperforming the broad fixed income market as measured by the Barclays Capital U.S. Aggregate Bond Index. Generally, the Fund’s target asset allocation is set at approximately 82% equities and 18% fixed-income.
The Fund’s asset allocation within equities detracted from performance. Specifically, allocations to international stocks (large-cap, small-cap and emerging markets) were the largest detractors. However, the Fund benefited from asset allocation changes implemented during the period including a reduction in international stocks in favor of domestic stocks. Asset allocation within the fixed income portion of the Fund also detracted from performance, driven by allocations to floating rate notes and high yield bonds. However, the negative impact was somewhat offset by a reduction in the Fund’s allocation to TIPS (Treasury Inflation Protected Securities) in favor of intermediate-term bonds, which was beneficial to performance. The Fund’s duration (a measure of interest-rate sensitivity) was targeted to be lower than that of the Barclays Capital U.S. Aggregate Bond Index, which was disadvantageous as yields declined during the period.
The Fund’s performance is influenced not just by our asset allocation decisions, but also by the performance of the underlying funds we select to meet our asset allocation targets. During the period, our fund selection enhanced relative (i.e. performance of the Fund as measured against the benchmark) performance. In keeping with the Fund’s long-term approach, we typically use cash flows to reallocate among the underlying funds. However, two hard rebalances (i.e. a fund rebalancing to move the underlying fund investments to their target allocation percentages) were executed during the reporting period. The first was necessary to increase the target allocation to stocks from 79% to 82% and decrease the target allocation to bonds from 21% to 18%. The second was required because of the weak equity market performance, which necessitated a hard rebalance to restore the portfolio allocations back to their targets.
During the period, the Fund began to utilize exchange-traded funds (ETFs) to obtain asset class exposures unavailable through The Hartford fund family. Doing so enables the Fund to capture additional opportunities, while also enhancing its diversification. Specifically, the Fund has set target allocations to ETFs that provide U.S. real estate and international real estate exposure. During the period, the Fund increased its weighting in REITs and decreased its allocation to TIPS in favor of intermediate bonds. Late in the period, we reduced the Fund’s weighting in international stocks in favor of domestic mid-cap and small-cap stocks.
What is the outlook?
For the near future, the extreme nature of the current credit crisis is likely to have a negative impact on GDP growth. While strong, well-capitalized and well-funded companies will weather the current environment, uncertainty about the near-term health of the economy is likely to crimp capital spending. This would, in turn, likely result in further weakness in employment and a decline in incomes and spending, reinforcing the slowdown. This is a situation that only time can cure, although the time required may be shortened by well-crafted private and public solutions. In addition to the government programs introduced late in the period, there is a strong possibility that a new stimulus package, funded by fiscal policy, will be introduced when the new administration enters office. We also foresee further easing in monetary policy (i.e. lowering interest rates) in 2009.
Our portfolio construction process focuses on eighteen different asset classes. Over the last year, we have witnessed the volatility of these asset classes and the correlations between them increase dramatically, not just in the U.S. market, but across the globe. It did not pay to diversify outside of our benchmarks during the fiscal year, especially within equities, as few asset classes outperformed the S&P 500 Index. Likewise, many fixed income asset classes behaved more like equities, with floating rate notes, high yield bonds, and emerging market debt all declining more than 20%. We believe that, over time, the markets will stabilize and the historical relationships between these asset classes will be restored. As of the end of the reporting period, with regard to equities, the Fund is positioned with an expectation that U.S. stocks will outperform international stocks and the value investment style will outperform growth. For fixed income, we recently reduced our allocation to TIPS as we continue to believe that these securities are likely to underperform other asset classes within our investment universe.
Composition by Underlying Fund
as of October 31, 2008

Percentage of
Fund Name	Net Assets
Hartford Capital Appreciation Fund, Class Y	17.8%
Hartford Disciplined Equity Fund, Class Y	2.8
Hartford Dividend and Growth Fund, Class Y	3.4
Hartford Equity Income Fund, Class Y	3.0
Hartford Fundamental Growth Fund, Class Y	3.1
Hartford Global Growth Fund, Class Y	4.4
Hartford Growth Fund, Class Y	6.7
Hartford Growth Opportunities Fund, Class Y	4.9
Hartford Inflation Plus Fund, Class Y	4.7
Hartford International Opportunities Fund, Class Y	3.3
Hartford International Small Company Fund, Class Y	4.4
Hartford LargeCap Growth Fund, Class Y	3.0
Hartford Select MidCap Value Fund, Class Y	1.7
Hartford Select SmallCap Value Fund, Class Y	4.6
Hartford Short Duration Fund, Class Y	2.9
Hartford Small Company Fund, Class Y	3.9
Hartford Total Return Bond Fund, Class Y	9.9
Hartford Value Fund, Class Y	13.9
SPDR DJ Wilshire International Real Estate ETF	0.8
SPDR DJ Wilshire REIT ETF	0.5
Other Assets and Liabilities	0.3

Total	100.0%

The Hartford Tax-Free California Fund
(subadvised by Hartford Investment Management Company)
Barclays Capital California Municipal Bond Index is an unmanaged index of municipal bonds issued by the State of California with maturities greater than two years.
You cannot invest directly in an index.
Investment objective — Seeks to provide current income exempt from both federal and California income tax.
Average Annual Total Returns(2,3) (as of 10/31/08)

	Inception	1	5	Since
	Date	Year	Year	Inception

Tax-Free California A#	10/31/02	-15.78%	0.08%	0.57%
Tax-Free California A##	10/31/02	-19.57%	-0.84%	-0.20%
Tax-Free California B#	10/31/02	-16.54%	-0.69%	-0.21%
Tax-Free California B##	10/31/02	-20.55%	-1.03%	-0.34%
Tax-Free California C#	10/31/02	-16.41%	-0.64%	-0.15%
Tax-Free California C##	10/31/02	-17.21%	-0.64%	-0.15%

#	Without sales charge

##	With sales charge
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Classes B and C shares will vary from results seen above due to differences in the expenses charged to these share classes.

(2)	The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.

(3)	Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2008, which excludes investment transactions as of this date.
The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Portfolio Managers
Charles Grande	Christopher Bade
Executive Vice President	Vice President
How did the Fund perform?
The Class A shares of The Hartford California Tax-Free Fund returned -15.78%, before sales charge, for the twelve-month period ended October 31, 2008. In comparison, its benchmark, the Barclays Capital California Index (formerly the Lehman Brothers California Index), returned -4.30% while the average return of the Lipper California Municipal Debt Funds category, a group of funds with investment strategies similar to those of the Fund, was -9.12%.
Why did the Fund perform this way?
It was an extremely difficult year for the financial markets as the deepening credit crisis led to some extraordinary events including the failure, forced merger or government rescue of several venerable financial institutions. Underwriters and institutional and retail investors became unwilling to commit capital to investment markets, including municipal bonds, as the desire to hold cash became extreme. Credit rating downgrades of major monoline insurers and the volatile and deteriorating auction rate and variable rate markets caused further turmoil and disruption in the municipal market. These factors, coupled with bank consolidations, the takeovers of American International Group (AIG), Fannie Mae and Freddie Mac, municipal hedge fund liquidations, and mutual fund outflows led to a severe decline in demand for municipal bonds, forcing municipal bonds to cheapen and spreads to widen (i.e. short and long term interest rates moving farther apart). For the overall period, municipal credit spreads (the incremental yield an investor receives for taking on greater credit risk) widened by approximately 256 basis points for investment grade bonds and 273 basis points for high yield bonds. Yields rose across all but the short end of the municipal yield curve (i.e. municipal bonds with a shorter maturity date), with the greatest increases occurring on long-maturity issues. As a result, the curve steepened (i.e. short and long term interest rates moving farther apart) dramatically, with the yield differential between two-year and 30-year municipal bonds increasing 108 basis points to 371 basis points. Just three months prior to the start of the Fund’s fiscal year, on August 1, 2007, this yield differential stood at only 72 basis points.
In this environment, the primary contributors to the Fund’s underperformance relative (i.e. performance of the Fund as measured against the benchmark) to the benchmark for the period were its greater exposure to lower rated bonds (triple-B and lower rated), which suffered from severe credit spread widening as investor risk-aversion grew, and greater exposure to the long end of the municipal yield curve (25 years and longer), which underperformed the short and intermediate portions of the curve. In response to the credit crisis, we reduced the Fund’s exposure to lower rated bonds during the period and increased holdings of more liquid, higher quality bonds (rated single-A or better) in more creditworthy, essential service sectors such as utilities, education, and local general obligations, which was beneficial to returns. However, the Fund still held a comparatively lower exposure to these better performing assets than the benchmark and peer group during the period, which contributed to its relative underperformance. With regard to yield-curve positioning, we lowered the Fund’s duration (a measure of interest-rate sensitivity) at certain times during the period through the sale of long-maturity issues and purchase of short-maturity issues. This strategy helped mitigate some of the negative impact of the Fund’s exposure to the long end of the yield curve (i.e. bonds with a longer maturity date).
An overweight (i.e. the Fund’s sector position was greater than the benchmark position) allocation to special assessment bonds hindered performance as this sector continues to be negatively impacted by the national housing slowdown and increasing delinquencies and foreclosures in the California housing market. The Fund’s allocation to special assessment bonds was reduced, however, from 24% to 20% during the reporting year. Exposure to tobacco bonds also detracted as this was one of the worst performing sectors for the period. Forced selling by some of the larger investors in the sector pressured prices, pushing yields higher and spreads wider. We reduced the Fund’s holdings in this sector as well from 11% to 8%, which helped to minimize the underperformance.
The Fund’s limited exposure to issues with weaker coupon structures (zero coupon bonds and bonds with coupons below 5%) supported performance as these issues performed poorly during the reporting year. Limited exposure to the major bond insurers that were downgraded during the period also helped relative performance.
What is the outlook?
For the near future, the extreme nature of the current credit crisis is likely to have a negative impact on GDP growth. While strong, well-capitalized and well-funded companies will weather the current environment, uncertainty about the near-term health of the economy is likely to crimp capital spending. This would, in turn, likely result in further weakness in employment and a decline in incomes and spending, reinforcing the slowdown. This is a situation that only time can cure, although the time required may be shortened by well-crafted private and public solutions. In addition to the government programs introduced late in the period, there is a strong possibility that a new stimulus package, funded by fiscal policy, will be introduced when the new administration enters office. We also foresee further easing in monetary policy (i.e. lowering interest rates) in 2009.
We expect price volatility in the municipal market to continue for the near term. We remain very cautious given the continued devaluation of real estate in California, the State’s weakening economy, widening budget crisis, and lower revenue generation and higher borrowing costs for California issuers. As such, we will continue to seek to increase the Fund’s credit quality, focusing on the higher quality, more essential service sectors of the market. We also expect the municipal yield curve will continue to steepen as retail investors increase tax-advantaged holdings, driving yields lower for short maturity bonds (in conjunction with Federal Reserve action), while yields on long maturity bonds will rise due to reduced demand from institutional and non-traditional buyers (i.e. arbitrage/hedge funds). In addition, we expect future new issue supply with predominately longer maturities will put further stress on long bond yields. For these reasons, we remain very cautious with regard to purchases on the long end of the curve and whenever possible, we will focus on shorter-maturity issues in order to rein in duration and thereby reduce the portfolio’s price sensitivity.
We believe municipal bonds still represent value given the relative cheapness of the asset class and our expectations of higher federal taxes, superior performance of general obligation and essential service municipal revenue bonds, and increased demand from the growing baby boomer population. We continue to believe that current attractive pricing is unsustainable and expect that over time, the relationship between municipal and taxable bonds will revert to historical norms, locking in good long-term performance.
Distribution by Credit Quality
as of October 31, 2008

Percentage of
Long-Term
Rating	Holdings
AAA	5.9%
AA	17.0
A	22.3
BBB	23.4
BB	1.2
Not Rated	30.2

Total	100.0%

Diversification by Industry
as of October 31, 2008

Percentage of
Industry	Net Assets
Airport Revenues	2.0%
General Obligations	2.2
Health Care/Services	14.6
Higher Education (Univ., Dorms, etc.)	14.0
Housing (HFA’S, etc.)	3.8
Industrial	2.6
Miscellaneous	8.7
Pollution Control	1.6
Prerefunded	2.9
Public Facilities	1.2
Special Tax Assessment	20.1
Tax Allocation	9.5
Utilities — Electric	2.2
Utilities — Gas	4.5
Utilities — Water and Sewer	1.4
Short-Term Investments	3.0
Other Assets and Liabilities	5.7

Total	100.0%

The Hartford Tax-Free Minnesota Fund
(subadvised by Hartford Investment Management Company)
Barclays Capital Municipal Bond Index is an unmanaged index of municipal bonds with maturities greater than two years.
You cannot invest directly in an index.
The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.
Investment objective — Seeks to provide current income exempt from both federal and Minnesota income tax.
Average Annual Total Returns(1,3,4) (as of 10/31/08)

	Inception	1	5	10	Since
	Date	Year	Year	Year	Inception

Tax-Free Minnesota A#	6/02/86	-8.84%	0.92%	2.66%	4.95%
Tax-Free Minnesota A##	6/02/86	-12.95%	-0.01%	2.19%	4.73%
Tax-Free Minnesota B#	11/14/94	-9.51%	0.21%	NA *	NA *
Tax-Free Minnesota B##	11/14/94	-13.88%	-0.12%	NA *	NA *
Tax-Free Minnesota C#	11/14/94	-9.41%	0.20%	1.88%	3.39%
Tax-Free Minnesota C##	11/14/94	-10.28%	0.20%	1.88%	3.39%
Tax-Free Minnesota L#	11/14/94	-8.85%	0.91%	2.65%	4.16%
Tax-Free Minnesota L##	11/14/94	-12.95%	-0.02%	2.18%	3.82%
Tax-Free Minnesota Y#	2/19/02	-8.58%	1.04%	NA	2.17%

#	Without sales charge

##	With sales charge

NA	Not Applicable

*	10 year and inception returns are not applicable for Class B because after 8 years Class B converts to Class A.
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Classes A, B and C were offered beginning on February 19, 2002. Performance prior to that date is that of the fund’s Classes E, M and N shares, respectively, which have lower operating expenses. Performance prior to February 19, 2002 would have been lower if Classes A, B and C shares expenses were applied during that period. (Classes E, M and N are no longer offered.)

(2)	Growth of a $10,000 investment in Classes B, C, L and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

(3)	The initial investment in Classes A and L shares reflects the maximum sales charge and Classes B and C reflect CDSC.

(4)	Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2008, which excludes investment transactions as of this date.

Portfolio Managers
Charles Grande	Christopher Bade
Executive Vice President	Vice President
How did the Fund perform?
The Class A shares of The Hartford Minnesota Tax-Free Fund returned -8.84%, before sales charge, for the twelve-month period ended October 31, 2008. In comparison, its benchmark, the Barclays Capital Municipal Bond (National) Index (formerly the Lehman Brothers Municipal Bond (National) Index), returned -3.29% while the average return of the Lipper Minnesota Municipal Debt Funds category, a group of funds with investment strategies similar to those of the Fund, was -6.71%.
Why did the Fund perform this way?
It was an extremely difficult year for the financial markets as the deepening credit crisis led to some extraordinary events including the failure, forced merger or government rescue of several venerable financial institutions. Underwriters and institutional and retail investors became unwilling to commit capital to investment markets, including municipal bonds, as the desire to hold cash became extreme. Credit rating downgrades of major monoline insurers and the volatile and deteriorating auction rate and variable rate markets caused further turmoil and disruption in the municipal market. These factors, coupled with bank consolidations, the takeovers of American International Group (AIG), Fannie Mae and Freddie Mac, municipal hedge fund liquidations, and mutual fund outflows led to a severe decline in demand for municipal bonds, forcing municipal bonds to cheapen and spreads to widen (i.e. short and long term interest rates moving farther apart). For the overall period, municipal credit spreads (the incremental yield an investor receives for taking on greater credit risk) widened by approximately 256 basis points for investment grade bonds and 273 basis points for high yield bonds. Yields rose across all but the short end of the municipal yield curve (i.e. municipal bonds with a shorter maturity date), with the greatest increases occurring on long-maturity issues. As a result, the curve steepened (i.e. short and long term interest rates moving farther apart) dramatically, with the yield differential between two-year and 30-year municipal bonds increasing 108 basis points to 371 basis points. Just three months prior to the start of the Fund’s fiscal year, on August 1, 2007, this yield differential stood at only 72 basis points.
The Fund had two distinct periods of performance during the reporting year. In the first half of the period, the Fund had positive performance due to its relatively low exposure to the long end of the municipal yield curve, which underperformed the intermediate and short segments of the curve, and its large allocation to higher quality general obligation, insured, and pre-refunded bonds, which benefited from the ongoing flight to quality. However, Fund performance deteriorated in the second half of the period as holdings of lower rated bonds (triple-B and lower rated) suffered from severe credit spread widening, and bonds with longer durations (a measure of interest-rate sensitivity) declined as the yields on longer-maturity issues rose considerably and the yield curve steepened. The Fund’s exposure to the long end of the curve was limited, however. On average, 50% of the Fund’s assets were exposed to the shorter portion of the curve for most of the reporting year. Additionally, we lowered duration during the period through sales of long dated issues and purchases of short-maturity issues. As such, the Fund’s yield-curve positioning overall was beneficial to relative (i.e. performance of the Fund as measured against the benchmark) performance. The primary contributor to the Fund’s underperformance relative to the benchmark was its overweight (i.e. the Fund’s sector position was greater than the benchmark position) to lower rated, higher yielding bonds. Although we reduced the Fund’s exposure to lower rated bonds and increased holdings of more liquid, higher quality issues (rated single-A or better) in more creditworthy, essential service sectors during the year, the Fund still held a comparatively lower exposure to these better performing assets.
An overweight to Health Care hurt performance as spreads in the sector widened. Exposure to industrial development bonds and corporate-backed municipals credits also hindered returns as weakening economic conditions and declining corporate earnings negatively impacted these sectors. Conversely, owning a small percentage of tobacco bonds (2% of assets) was additive to relative performance. Forced selling by some of the larger investors in the sector pressured prices, pushing yields higher and spreads wider.
What is the outlook?
For the near future, the extreme nature of the current credit crisis is likely to have a negative impact on GDP growth. While strong, well-capitalized and well-funded companies will weather the current environment, uncertainty about the near-term health of the economy is likely to crimp capital spending. This would, in turn, likely result in further weakness in employment and a decline in incomes and spending, reinforcing the slowdown. This is a situation that only time can cure, although the time required may be shortened by well-crafted private and public solutions. In addition to the government programs introduced late in the period, there is a strong possibility that a new stimulus package, funded by fiscal policy, will be introduced when the new administration enters office. We also foresee further easing in monetary policy (i.e. lowering interest rates) in 2009.
We expect price volatility in the municipal market to continue in the near term. We remain very cautious given the State of Minnesota’s slowing economy and budget challenges, continued devaluation of real estate, lower revenue generation and higher borrowing costs for Minnesota issuers. As such, we will continue to seek to increase the Fund’s credit quality, focusing on the higher quality, more essential service sectors of the market. We also expect the municipal yield curve will continue to steepen as retail investors increase tax-advantaged holdings, driving yields lower for short maturity bonds (in conjunction with Federal Reserve action), while yields on long maturity bonds will rise due to reduced demand from institutional and non-traditional buyers (i.e. arbitrage/hedge funds). In addition, we expect future new issue supply with predominately longer maturities will put further stress on long bond yields. For these reasons, we remain very cautious with regard to purchases on the long end of the curve and whenever possible, we will focus on shorter-maturity issues in order to rein in duration and thereby reduce the portfolio’s price sensitivity.
We believe municipal bonds still represent value given the relative cheapness of the asset class and our expectations of higher federal taxes, superior performance of general obligation and essential service municipal revenue bonds, and increased demand from the growing baby boomer population. We continue to believe that current attractive pricing is unsustainable and expect that over time, the relationship between municipal and taxable bonds will revert to historical norms, locking on good long-term performance.
At a meeting held on August 5-6, 2008, the Boards of Directors of The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. approved on behalf of The Hartford Tax-Free New York Fund and The Hartford Tax-Free Minnesota Fund, respectively (each an “Acquired Fund” and collectively, the “Acquired Funds”), and the Board of Directors of The Hartford Mutual Funds II, Inc. approved on behalf of The Hartford Tax-Free National Fund (the “Acquiring Fund”), the reorganization of the Acquired Funds with and into the Acquiring Fund (the “Reorganizations”).
Effective November 28, 2008, shares of the Acquired Funds will no longer be sold to new investors or existing shareholders (except through reinvested dividends) or be eligible for exchanges from other Hartford Mutual Funds.
The Boards of Directors of The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. have called for a Special Joint Meeting of Shareholders of the Acquired Funds (the “Joint Meeting”) to be held on or about January 20, 2009, for the purpose of seeking the approval of the Agreements and Plans of Reorganization (the “Reorganization Agreements”) by the shareholders of the Acquired Funds.
If the Reorganization Agreements are approved by the shareholders of the Acquired Funds, the Reorganization Agreements contemplate: (1) the transfer of all of the assets of each Acquired Fund to the Acquiring Fund in exchange for shares of the Acquiring Fund having an aggregate value equal to the net assets of the applicable Acquired Fund; (2) the assumption by the Acquiring Fund of all of the liabilities of each Acquired Fund; and (3) the distribution of shares of the Acquiring Fund to the shareholders of each Acquired Fund in complete liquidation of each Acquired Fund. Each shareholder of each Acquired Fund would receive shares of the Acquiring Fund equal in value to the shares of the respective Acquired Fund held by that shareholder as of the closing date of the Reorganizations.
Distribution by Credit Quality
as of October 31, 2008

Percentage of
Long-Term
Rating	Holdings
AAA	18.9%
AA	12.1
A	18.5
BBB	28.3
Not Rated	22.2

Total	100.0%

Diversification by Industry
as of October 31, 2008

Percentage of
Industry	Net Assets
Airport Revenues	3.3%
General Obligations	12.2
Health Care/Services	12.9
Higher Education (Univ., Dorms, etc.)	13.5
Housing (HFA’s, etc.)	5.2
Industrial	2.0
Miscellaneous	2.3
Pollution Control	1.4
Prerefunded	22.7
Public Facilities	3.5
Tax Allocation	3.6
Utilities — Electric	1.5
Short-Term Investments	13.3
Other Assets and Liabilities	2.6

Total	100.0%

The Hartford Tax-Free National Fund
(subadvised by Hartford Investment Management Company)
Barclays Capital Municipal Bond Index is an unmanaged index of municipal bonds with maturities greater than two years.
You cannot invest directly in an index.
The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.
Investment objective — Seeks to provide current income exempt from federal income tax.
Average Annual Total Returns(2,3,4) (as of 10/31/08)

	Inception	1	5	10	Since
	Date	Year	Year	Year	Inception

Tax-Free National A#	6/02/86	-16.40%	-0.22%	2.19%	5.03%
Tax-Free National A##	6/02/86	-20.17%	-1.14%	1.72%	4.81%
Tax-Free National B#	11/14/94	-16.97%	-0.94%	NA*	NA*
Tax-Free National B##	11/14/94	-20.96%	-1.27%	NA*	NA*
Tax-Free National C#	11/14/94	-17.02%	-0.94%	1.37%	3.22%
Tax-Free National C##	11/14/94	-17.82%	-0.94%	1.37%	3.22%
Tax-Free National I#	6/02/86	-16.16%	-0.11%	NA	1.29%
Tax-Free National L#	11/14/94	-16.41%	-0.24%	2.10%	3.98%
Tax-Free National L##	11/14/94	-20.17%	-1.15%	1.63%	3.64%
Tax-Free National Y#	2/19/02	-16.22%	-0.06%	NA	1.44%

#	Without sales charge

##	With sales charge

NA	Not Applicable

*	10 year and inception returns are not applicable for Class B because after 8 years Class B converts to Class A.
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Classes B, C, I, L and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

(2)	Classes A, B and C were offered beginning on 2/19/02. Performance prior to that date is that of the fund’s Classes E, M and N shares, respectively, which have lower operating expenses. Performance prior to 2/19/02 would have been lower if Classes A, B and C shares expenses were applied during that period. (Classes E, M and N are no longer offered.) Class I shares commenced operations on 5/31/07. Performance prior to 5/31/07 reflects Class A performance.

(3)	The initial investment in Classes A and L shares reflects the maximum sales charge and Classes B and C reflect CDSC.

(4)	Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2008, which excludes investment transactions as of this date.

Portfolio Managers
Charles Grande	Christopher Bade
Executive Vice President	Vice President
How did the Fund perform?
The Class A shares of The Hartford Tax-Free National Fund returned -16.40%, before sales charge, for the twelve-month period ended October 31, 2008. In comparison, its benchmark, the Barclays Capital Municipal Bond (National) Index (formerly the Lehman Brothers Municipal Bond (National) Index), returned -3.29% while the average return of the Lipper General Municipal Debt Funds category, a group of funds with investment strategies similar to those of the Fund, was -7.23%.
Why did the Fund perform this way?
It was an extremely difficult year for the financial markets as the deepening credit crisis led to some extraordinary events including the failure, forced merger or government rescue of several venerable financial institutions. Underwriters and institutional and retail investors became unwilling to commit capital to investment markets, including municipal bonds, as the desire to hold cash became extreme. Credit rating downgrades of major monoline insurers and the volatile and deteriorating auction rate and variable rate markets caused further turmoil and disruption in the municipal market. These factors, coupled with bank consolidations, the takeovers of American International Group (AIG), Fannie Mae and Freddie Mac, municipal hedge fund liquidations, and mutual fund outflows led to a severe decline in demand for municipal bonds, forcing municipal bonds to cheapen and spreads to widen (i.e. short and long term interest rates moving farther apart). For the overall period, municipal credit spreads (the incremental yield an investor receives for taking on greater credit risk) widened by approximately 256 basis points for investment grade bonds and 273 basis points for high yield bonds. Yields rose across all but the short end of the municipal yield curve (i.e. municipal bonds with a shorter maturity date), with the greatest increases occurring on long-maturity issues. As a result, the curve steepened (i.e. short and long term interest rates moving farther apart) dramatically, with the yield differential between two-year and 30-year municipal bonds increasing 108 basis points to 371 basis points. Just three months prior to the start of the Fund’s fiscal year, on August 1, 2007, this yield differential stood at only 72 basis points.
In this environment, the primary contributors to the Fund’s underperformance relative (i.e. performance of the Fund as measured against the benchmark) to the benchmark for the period were its greater exposure to lower rated bonds (triple-B and lower rated), which suffered from severe credit spread widening as investor risk-aversion grew, and greater exposure to the long end of the municipal yield curve (25 years and longer), which underperformed the short and intermediate portions of the curve. In response to the credit crisis, we reduced the Fund’s exposure to lower rated bonds during the period and increased holdings of more liquid, higher quality bonds (rated single-A or better) in more creditworthy, essential service sectors such as utilities, education, and local general obligations, which was beneficial to returns. However, the Fund still held a comparatively lower exposure to these better performing assets than the benchmark and peer group during the period, which contributed to its relative underperformance. With regard to yield-curve positioning, we lowered the Fund’s duration (a measure of interest-rate sensitivity) at certain times during the period through the sale of long-maturity issues and purchase of short-maturity issues. This strategy helped mitigate some of the negative impact of the Fund’s exposure to the long end of the yield curve (i.e. bonds with a longer maturity date).
An overweight (i.e. the Fund’s sector position was greater than the benchmark position) to Health Care hurt performance as spreads in the sector widened. Exposure to industrial development bonds and corporate-backed municipals credits, specifically secured airline and prepaid gas bonds, also hindered returns as weakening economic conditions and declining corporate earnings negatively impacted these sectors. Additionally, exposure to tobacco bonds was disadvantageous as this was one of the worst performing sectors for the period due to forced selling by some of the larger investors in the sector that pushed prices lower. However, we reduced the Fund’s holdings in this sector from 10% to 3%, which helped to minimize the underperformance. Exposure to special assessment bonds also hindered performance as the sector continued to be negatively impacted by the national housing slowdown and increasing delinquencies and foreclosures.
Conversely, the Fund’s limited exposure to issues with weaker coupon structures (zero coupon bonds and bonds with coupons below 5%) supported performance as these issues performed poorly during the reporting year. Limited exposure to the major bond insurers that were downgraded during the period also helped relative performance, although the Fund did have a 9% exposure to Radian-insured bonds which were downgraded later in the year. Lastly, the sale of unsecured special facility airline bonds early in the period assisted performance as this was the worst performing municipal sector for the 12-month period.
What is the outlook?
For the near future, the extreme nature of the current credit crisis is likely to have a negative impact on GDP growth. While strong, well-capitalized and well-funded companies will weather the current environment, uncertainty about the near-term health of the economy is likely to crimp capital spending. This would, in turn, likely result in further weakness in employment and a decline in incomes and spending, reinforcing the slowdown. This is a situation that only time can cure, although the time required may be shortened by well-crafted private and public solutions. In addition to the government programs introduced late in the period, there is a strong possibility that a new stimulus package, funded by fiscal policy, will be introduced when the new administration enters office. We also foresee further easing in monetary (i.e. lowering interest rates) policy in 2009.
We expect price volatility in the municipal market to continue for the near term. We remain very cautious given the continued devaluation of real estate, the national economic recession, lower revenue generation and higher borrowing costs for municipal issuers. As such, we will continue to seek to increase the Fund’s credit quality, focusing on the higher quality, more essential service sectors of the market. We also expect the municipal yield curve will continue to steepen as retail investors increase tax-advantaged holdings, driving yields lower for short maturity bonds (in conjunction with Federal Reserve action), while yields on long maturity bonds will rise due to reduced demand from institutional and non-traditional buyers (i.e. arbitrage/hedge funds). In addition, we expect future new issue supply with predominately longer maturities will put further stress on long bond yields. For these reasons, we remain very cautious with regard to purchases on the long end of the curve and whenever possible, we will focus on shorter-maturity issues in order to rein in duration and thereby reduce the portfolio’s price sensitivity.
We believe municipal bonds still represent value given the relative cheapness of the asset class and our expectations of higher federal taxes, superior performance of general obligation and essential service municipal revenue bonds, and increased demand from the growing baby boomer population. We continue to believe that current attractive pricing is unsustainable and expect that over time, the relationship between municipal and taxable bonds will revert to historical norms, locking in good long-term performance.
At a meeting held on August 5-6, 2008, the Boards of Directors of The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. approved on behalf of The Hartford Tax-Free New York Fund and The Hartford Tax-Free Minnesota Fund, respectively (each an “Acquired Fund” and collectively, the “Acquired Funds”), and the Board of Directors of The Hartford Mutual Funds II, Inc. approved on behalf of The Hartford Tax-Free National Fund (the “Acquiring Fund”), the reorganization of the Acquired Funds with and into the Acquiring Fund (the “Reorganizations”).

Effective November 28, 2008, shares of the Acquired Funds will no longer be sold to new investors or existing shareholders (except through reinvested dividends) or be eligible for exchanges from other Hartford Mutual Funds.
The Boards of Directors of The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. have called for a Special Joint Meeting of Shareholders of the Acquired Funds (the “Joint Meeting”) to be held on or about January 20, 2009, for the purpose of seeking the approval of the Agreements and Plans of Reorganization (the “Reorganization Agreements”) by the shareholders of the Acquired Funds.
If the Reorganization Agreements are approved by the shareholders of the Acquired Funds, the Reorganization Agreements contemplate: (1) the transfer of all of the assets of each Acquired Fund to the Acquiring Fund in exchange for shares of the Acquiring Fund having an aggregate value equal to the net assets of the applicable Acquired Fund; (2) the assumption by the Acquiring Fund of all of the liabilities of each Acquired Fund; and (3) the distribution of shares of the Acquiring Fund to the shareholders of each Acquired Fund in complete liquidation of each Acquired Fund. Each shareholder of each Acquired Fund would receive shares of the Acquiring Fund equal in value to the shares of the respective Acquired Fund held by that shareholder as of the closing date of the Reorganizations.
Distribution by Credit Quality
as of October 31, 2008

Percentage of
Long-Term
Rating	Holdings
AAA	5.4%
AA	15.6
A	21.4
BBB	26.4
BB	3.5
B	1.1
CCC	0.4
Not Rated	26.2

Total	100.0%

Diversification by Industry
as of October 31, 2008

Percentage of
Industry	Net Assets
Airport Revenues	0.7%
General Obligations	15.0
Health Care/Services	21.6
Higher Education (Univ., Dorms, etc.)	11.2
Housing (HFA’s, etc.)	1.8
Industrial	3.1
Miscellaneous	9.7
Pollution Control	1.5
Prerefunded	3.4
Public Facilities	0.9
Special Tax Assessment	10.1
Tax Allocation	3.0
Transportation	3.3
Utilities — Electric	1.9
Utilities — Gas	3.1
Utilities — Water and Sewer	1.4
Short-Term Investments	5.4
Other Assets and Liabilities	2.9

Total	100.0%

Distribution by State
as of October 31, 2008

Percentage of
State	Net Assets
Alabama	1.1%
Arizona	1.5
California	8.8
Colorado	5.9
District of Columbia	1.6
Florida	10.1
Georgia	2.9
Idaho	0.9
Illinois	7.5
Indiana	0.2
Iowa	0.4
Kansas	0.6
Louisiana	1.6
Maryland	0.6
Michigan	8.6
Minnesota	1.6
Mississippi	0.1
Missouri	1.4
Nebraska	1.3
Nevada	1.9
New Hampshire	0.4
New Jersey	0.1
New Mexico	1.9
New York	6.2
North Carolina	0.8
Ohio	0.8
Oklahoma	0.6
Other U.S. Territories	0.3
Pennsylvania	2.6
Rhode Island	0.6
South Carolina	4.8
Tennessee	0.2
Texas	5.9
Virginia	3.0
Washington	1.4
Wisconsin	3.5
Short-Term Investments	5.4
Other Assets and Liabilities	2.9

Total	100.0%

The Hartford Tax-Free New York Fund
(subadvised by Hartford Investment Management Company)
Barclays Capital New York Municipal Bond Index is an unmanaged index of municipal bonds issued by the State of New York with maturities greater than two years.
You cannot invest directly in an index.
Investment objective — Seeks to provide current income exempt from federal, New York State and New York City income tax.
Average Annual Total Returns(2,3) (as of 10/31/08)

	Inception	1	5	Since
	Date	Year	Year	Inception
Tax-Free New York A#	10/31/02	-10.70%	1.05%	1.70%
Tax-Free New York A##	10/31/02	-14.72%	0.13%	0.93%
Tax-Free New York B#	10/31/02	-11.38%	0.30%	0.96%
Tax-Free New York B##	10/31/02	-15.66%	-0.04%	0.82%
Tax-Free New York C#	10/31/02	-11.38%	0.30%	0.96%
Tax-Free New York C##	10/31/02	-12.23%	0.30%	0.96%

#	Without sales charge

##	With sales charge
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Classes B and C shares will vary from results seen above due to differences in the expenses charged to these share classes.

(2)	The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.

(3)	Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2008, which excludes investment transactions as of this date.
The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Portfolio Managers
Charles Grande	Christopher Bade
Executive Vice President	Vice President
How did the Fund perform?
The Class A shares of The Hartford New York Tax-Free Fund returned -10.70%, before sales charge, for the twelve-month period ended October 31, 2008. In comparison, its benchmark, the Barclays Capital New York Municipal Bond Index (formerly the Lehman Brothers New York Municipal Bond Index), returned -2.25% while the average return of the Lipper New York Municipal Debt Funds category, a group of funds with investment strategies similar to those of the Fund, was -7.35%.
Why did the Fund perform this way?
It was an extremely difficult year for the financial markets as the deepening credit crisis led to some extraordinary events including the failure, forced merger or government rescue of several venerable financial institutions. Underwriters and institutional and retail investors became unwilling to commit capital to investment markets, including municipal bonds, as the desire to hold cash became extreme. Credit rating downgrades of major monoline insurers and the volatile and deteriorating auction rate and variable rate markets caused further turmoil and disruption in the municipal market. These factors, coupled with bank consolidations, the takeovers of American International Group (AIG), Fannie Mae and Freddie Mac, municipal hedge fund liquidations, and mutual fund outflows led to a severe decline in demand for municipal bonds, forcing municipal bonds to cheapen and spreads to widen (i.e. short and long term interest rates moving farther apart). For the overall period, municipal credit spreads (the incremental yield an investor receives for taking on greater credit risk) widened by approximately 256 basis points for investment grade bonds and 273 basis points for high yield bonds. Yields rose across all but the short end of the municipal yield curve (i.e. municipal bonds with a shorter maturity date), with the greatest increases occurring on long-maturity issues. As a result, the curve steepened (i.e. short and long term interest rates moving farther apart) dramatically, with the yield differential between two-year and 30-year municipal bonds increasing 108 basis points to 371 basis points. Just three months prior to the start of the Fund’s fiscal year, on August 1, 2007, this yield differential stood at only 72 basis points.
In this environment, the primary contributors to the Fund’s underperformance relative (i.e. performance of the Fund as measured against the benchmark) to the benchmark for the period were its greater exposure to lower rated bonds (triple-B and lower rated), which suffered from severe credit spread widening as investor risk-aversion grew, and greater exposure to the long end of the municipal yield curve (25 years and longer), which underperformed the short and intermediate portions of the curve. In response to the credit crisis, we reduced the Fund’s exposure to lower rated bonds during the period and increased holdings of more liquid, higher quality bonds (rated single-A or better) in more creditworthy, essential service sectors such as education, transportation and local general obligations, which was beneficial to returns. However, the Fund still held a comparatively lower exposure to these better performing assets than the benchmark and peer group during the period, which contributed to its relative underperformance. With regard to yield-curve positioning, we lowered the Fund’s duration (a measure of interest-rate sensitivity) at certain times during the period through the sale of long-maturity issues and purchase of short-maturity issues. This strategy helped mitigate some of the negative impact of the Fund’s exposure to the long end of the yield curve (i.e. bonds with a longer maturity date).
An overweight (i.e. the Fund’s sector position was greater than the benchmark position) to Health Care hurt performance as spreads in the sector widened. Exposure to industrial development bonds and corporate-backed municipals credits, specifically secured airline and prepaid gas bonds, also hindered returns as weakening economic conditions and declining corporate earnings negatively impacted these sectors. Additionally, exposure to tobacco bonds was disadvantageous as this was one of the worst performing sectors for the period. Forced selling by some of the larger investors in the sector pressured prices, pushing yields higher and spreads wider.
Conversely, the Fund’s limited exposure to issues with weaker coupon structures (zero coupon bonds and bonds with coupons below 5%) supported performance as these issues performed poorly during the reporting year. Limited exposure to the major bond insurers that were downgraded during period also helped relative performance, although the Fund did have a 5% exposure to Radian-insured bonds which were downgraded later in the year.
What is the outlook?
For the near future, the extreme nature of the current credit crisis is likely to have a negative impact on GDP growth. While strong, well-capitalized and well-funded companies will weather the current environment, uncertainty about the near-term health of the economy is likely to crimp capital spending. This would, in turn, likely result in further weakness in employment and a decline in incomes and spending, reinforcing the slowdown. This is a situation that only time can cure, although the time required may be shortened by well-crafted private and public solutions. In addition to the government programs introduced late in the period, there is a strong possibility that a new stimulus package, funded by fiscal policy, will be introduced when the new administration enters office. We also foresee further easing in monetary policy (i.e. lowering interest rates) in 2009.
We expect price volatility in the municipal market to continue for the near term. We remain very cautious given the State of New York’s economic downturn and budget crisis, as well as the continued devaluation of real estate, lower revenue generation, and higher borrowing costs for New York issuers. As such, we will continue to seek to increase the Fund’s credit quality, focusing on the higher quality, more essential service sectors of the market. We also expect the municipal yield curve will continue to steepen as retail investors increase tax-advantaged holdings, driving yields lower for short maturity bonds (in conjunction with Federal Reserve action), while yields on long maturity bonds will rise due to reduced demand from institutional and non-traditional buyers (i.e. arbitrage/hedge funds). In addition, we expect future new issue supply with predominately longer maturities will put further stress on long bond yields. For these reasons, we remain very cautious with regard to purchases on the long end of the curve and whenever possible, we will focus on shorter-maturity issues in order to rein in duration and thereby reduce the portfolio’s price sensitivity.
We believe municipal bonds still represent value given the relative cheapness of the asset class and our expectations of higher federal taxes, superior performance of general obligation and essential service municipal revenue bonds, and increased demand from the growing baby boomer population. We continue to believe that current attractive pricing is unsustainable and expect that over time, the relationship between municipal and taxable bonds will revert to historical norms, locking in good long-term performance.
At a meeting held on August 5-6, 2008, the Boards of Directors of The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. approved on behalf of The Hartford Tax-Free New York Fund and The Hartford Tax-Free Minnesota Fund, respectively (each an “Acquired Fund” and collectively, the “Acquired Funds”), and the Board of Directors of The Hartford Mutual Funds II, Inc. approved on behalf of The Hartford Tax-Free National Fund (the “Acquiring Fund”), the reorganization of the Acquired Funds with and into the Acquiring Fund (the “Reorganizations”).
Effective November 28, 2008, shares of the Acquired Funds will no longer be sold to new investors or existing shareholders (except through reinvested dividends) or be eligible for exchanges from other Hartford Mutual Funds.
The Boards of Directors of The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. have called for a Special Joint Meeting of Shareholders of the Acquired Funds (the “Joint Meeting”) to be held on or about January 20, 2009, for the purpose of seeking the approval of the Agreements and Plans of Reorganization (the “Reorganization Agreements”) by the shareholders of the Acquired Funds.

If the Reorganization Agreements are approved by the shareholders of the Acquired Funds, the Reorganization Agreements contemplate: (1) the transfer of all of the assets of each Acquired Fund to the Acquiring Fund in exchange for shares of the Acquiring Fund having an aggregate value equal to the net assets of the applicable Acquired Fund; (2) the assumption by the Acquiring Fund of all of the liabilities of each Acquired Fund; and (3) the distribution of shares of the Acquiring Fund to the shareholders of each Acquired Fund in complete liquidation of each Acquired Fund. Each shareholder of each Acquired Fund would receive shares of the Acquiring Fund equal in value to the shares of the respective Acquired Fund held by that shareholder as of the closing date of the Reorganizations.
Distribution by Credit Quality
as of October 31, 2008

Percentage of
Long-Term
Rating	Holdings
AAA	7.3%
AA	17.1
A	19.9
BBB	34.9
BB	5.7
B	2.1
Not Rated	13.0

Total	100.0%

Diversification by Industry
as of October 31, 2008

Percentage of
Industry	Net Assets
General Obligations	1.4%
Health Care/Services	20.1
Higher Education (Univ., Dorms, etc.)	21.1
Housing (HFA’S, etc.)	2.1
Industrial	8.4
Miscellaneous	12.5
Pollution Control	0.7
Prerefunded	3.3
Public Facilities	3.3
Tax Allocation	3.0
Transportation	2.8
Utilities — Electric	1.6
Utilities — Water and Sewer	3.1
Short-Term Investments	11.8
Other Assets and Liabilities	4.8

Total	100.0%

The Hartford Total Return Bond Fund
(subadvised by Hartford Investment Management Company)
Barclays Capital U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Barclays Capital Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.
You cannot invest directly in an index.
The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.
Investment objective — Seeks a competitive total return, with income as a secondary objective.
Average Annual Total Returns(2,3,4) (as of 10/31/08)

	Inception	1	5	10	Since
	Date	Year	Year	Year	Inception

Total Return Bond A#	7/22/96	-7.99%	1.19%	3.74%	4.88%
Total Return Bond A##	7/22/96	-12.13%	0.26%	3.26%	4.48%
Total Return Bond B#	7/22/96	-8.68%	0.45%	NA*	NA*
Total Return Bond B##	7/22/96	-13.05%	0.13%	NA*	NA*
Total Return Bond C#	7/22/96	-8.76%	0.53%	3.02%	4.15%
Total Return Bond C##	7/22/96	-9.63%	0.53%	3.02%	4.15%
Total Return Bond I#	7/22/96	-7.72%	1.34%	3.82%	4.94%
Total Return Bond R3#	7/22/96	-8.15%	1.41%	4.09%	5.26%
Total Return Bond R4#	7/22/96	-7.98%	1.51%	4.14%	5.30%
Total Return Bond R5#	7/22/96	-7.72%	1.58%	4.18%	5.33%
Total Return Bond Y#	7/22/96	-7.62%	1.64%	4.20%	5.35%

#	Without sales charge

##	With sales charge

NA	Not Applicable

*	10 year and inception returns are not applicable for Class B because after 8 years Class B converts to Class A.
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Classes B, C, I, R3, R4, R5 and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

(2)	Class C shares commenced operations on 7/31/98. Performance prior to 7/31/98 reflects Class B performance less Class C sales charges where applicable. Class I shares commenced operations on 8/31/06. Performance prior to 8/31/06 reflects Class A performance. Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to 12/22/06 reflects Class Y performance.

(3)	The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.

(4)	Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2008, which excludes investment transactions as of this date.
Portfolio Manager
Nasri Toutoungi
Managing Director
How did the Fund perform?
The Class A shares of The Hartford Total Return Bond Fund returned -7.99%, before sales charge, for the twelve-month period ended October 31, 2008. In comparison, its benchmark, the Barclays Capital U.S. Aggregate Bond Index
(formerly the Lehman Brothers U.S. Aggregate Bond Index), returned 0.30% while the average return of the Lipper Intermediate Investment Grade Funds category, a group of funds with investment strategies similar to those of the Fund, was -6.84%.
Why did the Fund perform this way?
The Fund had greater exposure to U.S. investment grade corporates and high yield coroporate debt versus the benchmark, which negatively impacted performance as the market experienced extreme turmoil and volatility that led to broad-based spread widening (i.e. short and long term interest rates moving farther apart). Within the benchmark index, only three sectors realized positive returns for the one-year reporting period. U.S. Treasury securities were the top performers, returning 7.7%, followed by U.S. Agency securities at 4.7% and mortgage-backed securities (MBS) at 4.6%. The remaining index sectors posted negative one-year total returns. Investment grade corporate credit returned -11.4%, asset-backed securities (ABS) -13%, and commercial mortgage-backed securities (CMBS) -15.2%. High yield corporate bonds and bank loans, which are represented in the Fund’s portfolio but not in the benchmark, returned -25.8% and -21.8%, respectively.
The Fund’s relative overweight (i.e. the Fund’s sector position was greater than the benchmark position) to the financial sector, particularly securities lower in the capital structure and more subject to price volatility, detracted from relative (i.e. performance of the Fund as measured against the benchmark) performance for the period. An underweight (i.e. the Fund’s sector position was less than the benchmark position) to U.S. Treasury and agency securities as well as an out-of-benchmark exposure to high yield bonds and bank loans also hindered performance as the higher-quality sector of the market outperformed the lower quality, higher yielding sector. Exposure to emerging market corporate debt also detracted, as did small exposures to home equity debt, non-agency collateralized mortgage obligations (CMOs) and subordinated CMBS.
However, the Fund’s duration (a measure of interest-rate sensitivity) and yield curve positioning was additive to relative performance as it was positioned to benefit from the decline in yields and steepening of the yield curve (i.e. short and long term interest rates moving farther apart) that occurred during the period. Tactical trading in the euro and the yen as well as exposure to German and U.K. government bonds also enhanced returns.
What is the outlook?
For the near future, the extreme nature of the current credit crisis is likely to have a negative impact on GDP growth. While strong, well-capitalized and well-funded companies will weather the current environment, uncertainty about the near-term health of the economy is likely to crimp capital spending. This would, in turn, likely result in further weakness in employment and a decline in incomes and spending, reinforcing the slowdown. This is a situation that only time can cure, although the time required may be shortened by well-crafted private and public solutions. In addition to the government programs introduced late in the period, there is a strong possibility that a new stimulus package, funded by fiscal policy, will be introduced when the new administration enters office. We also foresee further easing in monetary policy (i.e. lowering interest rates) in 2009.
Distribution by Credit Quality
as of October 31, 2008

Percentage of
Long-Term
Rating	Holdings
AAA	61.0%
AA	4.6
A	14.5
BBB	11.3
BB	3.7
B	1.4
CCC	0.2
Not rated	3.3

Total	100.0%

Diversification by Industry
as of October 31, 2008

Percentage of
Industry	Net Assets
Basic Materials	1.4%
Capital Goods	0.7
Consumer Cyclical	2.0
Consumer Staples	2.0
Energy	1.5
Finance	22.4
Foreign Governments	3.9
General Obligations	0.1
Health Care	1.8
Services	2.5
Technology	6.9
Transportation	0.8
U.S. Government Agencies	30.6
U.S. Government Securities	12.7
Utilities	4.3
Short-Term Investments	6.1
Other Assets and Liabilities	0.3

Total	100.0%

Distribution by Security Type
as of October 31, 2008

Percentage of
Category	Net Assets
Asset & Commercial Mortgage Backed Securities	8.9%
Corporate Bonds: Investment Grade	33.2
Corporate Bonds: Non-Investment Grade	2.7
Municipal Bonds	0.1
Senior Floating Rate Interests: Non-Investment Grade	5.4
U.S. Government Agencies	30.6
U.S. Government Securities	12.7
Short-Term Investments	6.1
Other Assets and Liabilities	0.3

Total	100.0%

The Hartford U.S. Government Securities Fund
(subadvised by Hartford Investment Management Company)
Barclays Capital U.S. Government Bond Index is an unmanaged index of government bonds with maturities of one year or more.
You cannot invest directly in an index.
The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.
Investment objective — Seeks to provide current income while maintaining preservation of capital consistent with prudent investment risk.
Average Annual Total Returns(1,3,4) (as of 10/31/08)

	Inception	1	5	10	Since
	Date	Year	Year	Year	Inception

U.S. Govt Sec A#	2/28/73	1.31%	2.58%	4.06%	7.15%
U.S. Govt Sec A##	2/28/73	-3.25%	1.64%	3.58%	7.01%
U.S. Govt Sec B#	11/14/94	0.55%	1.82%	NA *	NA *
U.S. Govt Sec B##	11/14/94	-4.29%	1.48%	NA *	NA *
U.S. Govt Sec C#	11/14/94	0.45%	1.81%	3.20%	4.57%
U.S. Govt Sec C##	11/14/94	-0.52%	1.81%	3.20%	4.57%
U.S. Govt Sec L#	11/14/94	1.33%	2.64%	4.02%	5.38%
U.S. Govt Sec L##	11/14/94	-3.23%	1.70%	3.54%	5.04%
U.S. Govt Sec Y#	2/19/02	1.56%	2.90%	NA	3.63%

#	Without sales charge

##	With sales charge

NA	Not Applicable

*	10 year and inception returns are not applicable for Class B because after 8 years Class B converts to Class A.
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Classes A, B and C were offered beginning on February 19, 2002. Performance prior to that date is that of the fund’s Classes E, M and N shares, respectively, which have lower operating expenses. Performance prior to February 19, 2002 would have been lower if Classes A, B and C shares expenses were applied during that period. (Classes E, M and N are no londer offered.)

(2)	Growth of a $10,000 investment in Classes B, C, L and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

(3)	The initial investment in Classes A and L shares reflects the maximum sales charge and Classes B and C reflect CDSC.

(4)	Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2008, which excludes investment transactions as of this date.

Portfolio Managers
John Hendricks	Russell M. Regenauer	Timothy Wilhide
Senior Vice President	Senior Vice President	Senior Vice President
How did the Fund perform?
The Class A shares of The Hartford U.S. Government Securities Fund returned 1.31%, before sales charge, for the twelve-month period ended October 31, 2008. In comparison, its benchmark, the Barclays Capital U.S. Government Bond Index (formerly the Lehman Brothers Intermediate Government Bond Index), returned 6.82% while the average return of the Lipper General U.S. Government Securities Funds category, a group of funds with investment strategies similar to those of the Fund, was 2.11%.
Why did the Fund perform this way?
The Fund’s primary objective is to seek to provide current income while maintaining preservation of capital consistent with prudent investment risk. As such, the Fund has allocations to non-government (“spread”) sectors such as residential and commercial mortgage-backed securities, which are not represented in the benchmark Barclays Capital U.S. Government Bond Index. Over the course of the reporting period, these sectors were adversely affected by a decline in home prices, the ongoing contraction of credit in the economy, and the resulting forced selling of securities by leveraged investors no longer able to secure financing. As a result, the Fund’s holdings in the sectors were the primary contributors to its underperformance relative (i.e. performance of the Fund as measured against the benchmark) to the benchmark.
The Fund’s yield curve positioning, however, was additive to relative performance. We positioned the Fund to benefit from the steepening of the yield curve (i.e. short and long term interest rates moving farther apart) that occurred as the Federal Reserve reduced the target federal funds rate seven times during the period as part of its aggressive efforts to combat the credit and liquidity crisis and slowing economy. These reductions, which brought the federal funds target rate to just 1% by the end of October, pushed yields lower, particularly on the short end of the yield curve (i.e. bonds with a shorter maturity date).

What is the outlook?
We will maintain the Fund’s investments in the aforementioned spread sectors as we believe the fundamental value of these securities is above their current market valuations. A majority of these holdings are guaranteed by the U.S. Government or its agencies. As of the end of the period, 97% of the Fund’s assets were in securities rated AAA and/or issued by the U.S. Government. We expect volatility to remain high. The effect that recent government programs will have on the capital markets remains to be seen, but we believe the government is committed to its endeavors to end market dislocations. We will continue to closely monitor the market, seeking opportunities to benefit from changes in interest rates and the shape of the yield curve.
Distribution by Credit Quality
as of October 31, 2008

Percentage of
Long-Term
Rating	Holdings
AAA	97.4%
AA	1.6
A	0.5
BBB	0.3
CCC	0.2

Total	100.0%

Distribution by Security Type
as of October 31, 2008

Percentage of
Category	Net Assets
Asset & Commercial Mortgage Backed Securities	5.1%
Corporate Bonds: Investment Grade	1.9
U.S. Government Agencies	59.4
U.S. Government Securities	8.0
Short-Term Investments	31.2
Other Assets and Liabilities	(5.6)

Total	100.0%

The Hartford Value Fund
(subadvised by Wellington Management Company, LLP)
Russell 1000 Value Index measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values.
You cannot invest directly in an index.
The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.
Investment objective — Seeks long-term total return.
Average Annual Total Returns(2,3,4) (as of 10/31/08)

	Inception	1	5	Since
	Date	Year	Year	Inception

Value A#	4/30/01	-33.00%	2.86%	0.53%
Value A##	4/30/01	-36.68%	1.71%	-0.22%
Value B#	4/30/01	-33.43%	2.11%	-0.20%
Value B##	4/30/01	-36.60%	1.74%	-0.20%
Value C#	4/30/01	-33.50%	2.09%	-0.21%
Value C##	4/30/01	-34.13%	2.09%	-0.21%
Value I#	4/30/01	-32.67%	2.99%	0.62%
Value R3#	4/30/01	-33.14%	2.98%	0.72%
Value R4#	4/30/01	-32.93%	3.08%	0.79%
Value R5#	4/30/01	-32.71%	3.21%	0.87%
Value Y#	4/30/01	-32.65%	3.26%	0.90%

#	Without sales charge

##	With sales charge
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Classes B, C, I, R3, R4, R5 and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

(2)	The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.

(3)	Class I shares commenced operations on 5/31/07. Performance prior to 5/31/07 reflects Class A performance. Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to 12/22/06 reflects Class A performance.

(4)	Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2008, which excludes investment transactions as of this date.

Portfolio Manager
Karen H. Grimes, CFA	Ian R. Link, CFA	W. Michael Reckmeyer, III, CFA
Vice President	Vice President	Vice President
How did the Fund perform?
The Class A shares of The Hartford Value Fund returned -33.00%, before sales charge, for the twelve-month period ended October 31, 2008, outperforming its benchmark, the Russell 1000 Value Index, which returned -36.80% for the same period. The Fund also outperformed the -36.90% return of the average fund in the Lipper Large-Cap Value Funds peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
Liquidity constraints dominated the economic landscape over the last year which led the Federal Government to undertake its largest role in the markets since the Great Depression. Failures and forced mergers crippled financial services companies, while insurers faced new questions about the health of their business as well. Investors looked to shed risk at every possible opportunity, leaving markets starved for bids and providing a headwind for equities broadly.
All ten broad economic sectors of the Fund’s Russell 1000 Value Index benchmark declined sharply during the twelve-month period. On a relative basis, Consumer Staples performed the best, returning -13.5%. Small cap, mid cap and large cap stocks all declined by over 34% during the period, as measured by the Russell 2000 (-34.2%), S&P MidCap 400 (-36.5%) and S&P 500 (-36.1%) Indices, respectively. Value and growth stocks performed equally poorly during the period, as measured by the Russell 1000 Value (-36.8%) and Russell 1000 Growth (-37.0%) Indices.
The primary driver of the Fund’s outperformance relative to the benchmark was stock selection, particularly within Financials, Information Technology, and Consumer Discretionary. In addition, while the Fund’s investment strategy is driven by bottom-up (i.e. stock by stock fundamental research) fundamental research, the Fund’s underweight (i.e. the Fund’s sector position was less than the benchmark position) positions in Financials and Consumer Discretionary, and an overweight (i.e. the Fund’s sector position was greater than the benchmark position) position in Consumer Staples helped performance.
Among the top contributors to both benchmark-relative and absolute (i.e. total return) returns were our positions in ACE (Insurance), Occidental Petroleum (Energy) and Baxter International (Medical Equipment). ACE’s stock benefited from investors flight to safety during the period toward those companies with stable balance sheets and solid free cash flow, as well as the perception that the company would gain market share from beleaguered American International Group (AIG), one of the world’s largest insurance firms. Occidental Petroleum’s shares benefited from higher energy prices during the period. Baxter’s shares benefited from top-line growth within their international markets and from higher sales in their biotechnology drugs.
In addition, we avoided AIG (Insurance) and Citigroup (Diversified Financials) whose businesses were severely hurt due to the companies’ exposures in mortgage-related securities and liquidity constraints. Finally, we eliminated our position in Trane, a global manufacturer of commercial and residential heating, ventilation and air conditioning equipment (HVAC), in the first quarter of 2008 following Ingersoll-Rand’s announcement that they were acquiring the company, which we believed was not a wise decision.
Top detractors from performance during the period included several Financial Services stocks, which faced significant turmoil during the period resulting from heightened fear and eventually the seizure of the credit markets. This credit crisis resulted in swift and unprecedented action by the U.S. Federal government to keep the capital markets functioning. During this time, several of our financial holdings were negatively impacted, including Wells Fargo, Lloyds TSB, Bank of America and Goldman Sachs. Our underweight position in Wells Fargo during the period hurt us. We reduced our position in Wells Fargo earlier in the year following the company’s repeated write-downs from losses in its mortgage-related securities; however, investors favored the stock given its AAA-credit rating. Lloyds, a UK-based bank, declined on fears that a slowing UK economy would result in further credit losses for the company. Bank of America and Goldman Sachs were anointed by the U.S. government as chosen survivors in this credit crisis. While the two companies’ stocks were punished along with other Financial Services stocks, we believe that Bank of America’s acquisition of Merrill Lynch was a wise strategic move and that Goldman Sachs’ balance sheet and portfolio of assets are strong.
General Electric (Industrials) was the largest absolute detractor from performance. The company’s shares declined as management announced the company would miss its earnings estimates for the first quarter due to softness in the company’s real estate holdings.
We avoided Johnson and Johnson (Pharmaceuticals) and Procter and Gamble (Consumer Staples) in favor of companies which we believed have better fundamentals. However, these stocks performed better than most during the period had, which detracted from our relative returns.
What is the outlook?
Over the past year, and particularly in recent months, fear levels intensified quite sharply with good justification. There have been a number of high profile failures among critical players in the financial services arena. Systemic risk has risen substantially. The U.S. Treasury and Federal Reserve have embarked on an unprecedented series of rescue moves with little effect to date. Foreign governments have followed suit and the results remain to be seen. The credit markets are locked up. Global equities have tumbled on a much worse outlook for earnings and much higher discount rates. In the wake of these capital market events, business and consumer confidence and spending have moved lower.
Inflation expectations, one of the prime concerns of the high-growth economies, have dropped notably. This will allow coordinated expansionary policies from all central banks. It is our belief that all possible relief efforts will be deployed, and there will be a response at some level.
In this environment, our goal is to seek out those companies we believe to be well-positioned to capitalize on continued market distress. During this period we have focused our purchases on companies with strong balance sheets and leading market positions, with a preference for strong deposit franchises among the banks.
Our outlook for the U.S. consumer remains bleak, and the Fund maintains its defensive posture through an overweight to Consumer Staples and underweight to Financials and Consumer Discretionary sectors. We also reduced our exposure to Energy significantly during the quarter, on worries of an accelerated global slowing.
Diversification by Industry
as of October 31, 2008

Percentage of
Industry	Net Assets
Banks	5.9%
Capital Goods	6.7
Commercial & Professional Services	1.2
Diversified Financials	11.2
Energy	13.4
Food & Staples Retailing	4.9
Food, Beverage & Tobacco	6.8
Health Care Equipment & Services	3.9
Household & Personal Products	1.9
Insurance	4.6
Materials	3.3
Media	2.3
Pharmaceuticals, Biotechnology & Life Sciences	6.7
Real Estate	1.0
Retailing	2.7
Semiconductors & Semiconductor Equipment	1.5
Software & Services	1.6
Technology Hardware & Equipment	5.0
Telecommunication Services	4.7
Utilities	6.9
Short-Term Investments	1.9
Other Assets and Liabilities	1.9

Total	100.0%

The Hartford Value Opportunities Fund
(subadvised by Wellington Management Company, LLP)
Russell 1000 Value Index measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values.
Russell 3000 Value Index is an unmanaged index measuring the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values.
You cannot invest directly in an index.
The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.
Investment objective — Seeks capital appreciation.
Average Annual Total Returns(1,3,4) (as of 10/31/08)

	Inception	1	5	10	Since
	Date	Year	Year	Year	Inception

Value Opp A#	1/02/96	-46.75%	-1.95%	1.67%	4.48%
Value Opp A##	1/02/96	-49.68%	-3.05%	1.10%	4.02%
Value Opp B#	1/02/96	-46.99%	-2.61%	NA*	NA*
Value Opp B##	1/02/96	-49.21%	-2.89%	NA*	NA*
Value Opp C#	1/02/96	-47.13%	-2.65%	0.93%	3.72%
Value Opp C##	1/02/96	-47.57%	-2.65%	0.93%	3.72%
Value Opp I#	2/19/02	-46.56%	-1.80%	NA	-0.83%
Value Opp L#	1/02/96	-46.62%	-1.81%	1.74%	4.54%
Value Opp L##	1/02/96	-49.16%	-2.76%	1.25%	4.14%
Value Opp R3#	2/19/02	-46.87%	-1.88%	NA	-1.07%
Value Opp R4#	2/19/02	-46.67%	-1.76%	NA	-0.97%
Value Opp R5#	2/19/02	-46.51%	-1.65%	NA	-0.89%
Value Opp Y#	2/19/02	-46.46%	-1.55%	NA	-0.82%

#	Without sales charge

##	With sales charge

NA	Not Applicable

*	10 year and inception returns are not applicable for Class B because after 8 years Class B converts to Class A.
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Classes A, B and C were offered beginning on February 19, 2002. Performance prior to that date is that of the fund’s Classes L, M and N shares, respectively, which have lower operating expenses. Performance prior to February 19, 2002 would have been lower if Classes A, B and C shares expenses were applied during that period. (Classes M and N are no longer offered.) Class I shares commenced operations on 8/31/06.

Performance prior to 8/31/06 reflects Class A performance. Classes R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to 12/22/06 reflects Class A performance.

(2)	Growth of a $10,000 investment in Classes B, C, I, L, R3, R4, R5 and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

(3)	The initial investment in Classes A and L shares reflects the maximum sales charge and Classes B and C reflect CDSC.

(4)	Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2008, which excludes investment transactions as of this date.

Portfolio Managers
David R. Fassnacht, CFA	James N. Mordy	David W. Palmer, CFA
Senior Vice President, Partner	Senior Vice President, Partner	Vice President
How did the Fund perform?
The Class A shares of The Hartford Value Opportunities Fund returned -46.75%, before sales charge, for the twelve-month period ended October 31, 2008, underperforming its benchmark, the Russell 3000 Value Index, which returned -36.32% for the same period. The Fund also underperformed the -38.75% return of the average fund in the Lipper Multi-Cap Value Fund peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
A tide of risk aversion has swept through the equity markets on the waves of worry about access to credit, home price depreciation and falling economic activity. In this environment, the Russell 3000 Index returned -36.6% during the period, with value stocks, as measured by the Russell 3000 Value Index, slightly outperforming growth stocks, as measured by the Russell 3000 Growth Index, by a margin of 0.7%. Small cap, mid cap and large cap stocks all struggled during the period. The Russell 2000 Index, a measure of small cap stocks, returned -34.2%, the S&P 400 MidCap Index returned -36.5% and the S&P 500 Index returned -36.1%. All ten broad economic sectors within the Russell 3000 Value Index suffered steep declines, with Consumer Staples declining the least, on a relative basis.

The divergences in performance over the past three quarters among those stocks in the highest and those in the lowest quintiles of market cap, beta, momentum, price/book and leverage have been stark. These conditions have historically been very difficult times for our contrarian strategy, although they have also provided attractive entry points for future outperformance.
Stock selection was the primary driver of the Fund’s relative underperformance, and was particularly weak in Financials, Energy and Consumer Staples. Sector allocation, a fall-out from bottom-up (i.e. stock by stock fundamental research) stock selection, also detracted from the Fund’s performance. In particular, the Fund’s overweight (i.e. the Fund’s sector position was greater than the benchmark position) position in Information Technology and underweight (i.e. the Fund’s sector position was less than the benchmark position) positions in Utilities and Energy hurt the Fund’s performance.
The largest detractors from both absolute (i.e. total return) and benchmark relative performance included Financials stocks Royal Bank of Scotland, Ambac and Bank of America, as well as, R.H. Donnelley (Consumer Discretionary) and Marine Harvest (Consumer Staples).
Financial Services stocks faced significant turmoil during the period resulting from heightened fear and eventually the seizure of the credit markets. This credit crisis resulted in swift and unprecedented action by the U.S. Federal government to keep the capital markets functioning. During this time, several of our financial holdings were negatively impacted. Shares of Royal Bank of Scotland struggled following news that the European economy was weaker than most investors expected. Widespread uncertainty regarding Ambac’s eventual losses from its financial guaranty contracts made this obscure municipal bond insurer a household name. The timing and execution of the company’s stock issuance was more dilutive than we expected. Yellow Pages company R.H. Donnelley’s stock price fell as investors worried about the negative impact of softer advertising sales during a recession on earnings and cash flow, given the company’s financial leverage. Norwegian fish farmer Marine Harvest ‘s shares declined due to challenges with the company’s restructuring efforts and declining salmon production within its Chilean facilities.
The largest contributors to relative performance during the period included airline stocks Delta Airlines and US Airways, U.S. coal producer Arch Coal and global insurance and reinsurance provider ACE. Delta Airlines and US Airways both benefited from lower jet fuel prices during the period and the industry’s capacity curtailment ahead of weaker demand. Arch Coal’s shares benefited from production cuts in Australia and strong international demand, leading to a favorable pricing environment during most of the period. ACE’s stock benefited from investors flight to safety during the period toward those companies with stable balance sheets and solid free cash flow.
What is the outlook?
Credit markets have frozen globally, and policy makers are scrambling to come up with measures to restore confidence in the battered financial system. A combination of more rescue packages, unconventional monetary policies by the Federal Reserve Bank and world-wide rate cuts should succeed in reviving the funding-starved credit system. Still, these measures will not prevent a global recession from unfolding. We believe the unwinding of leverage will be a multi-year event, and any recovery next year will likely be followed by a period of sub-trend growth.
Amid the turmoil, we continue to analyze and select investments for the Fund, which we believe offer outsized reward in return for the risks accepted. We believe we have positioned the Fund in companies with the liquidity to survive the crisis period and the ability to demonstrate material upside potential when economic fundamentals improve. In that context, we have emphasized technology companies — many with net cash balance sheets — cable companies, and insurers, relative to our benchmark. As prices have plummeted, we have added to certain Energy and Materials names, while reducing exposure to regional banks.
At the end of the period, the Fund was most overweight Information Technology and Industrials, and most underweight Telecommunication Services, Financials and Utilities, relative to the Russell 3000 Value Index.
Diversification by Industry
as of October 31, 2008

Percentage of
Industry	Net Assets
Automobiles & Components	0.6%
Banks	0.3
Capital Goods	6.4
Consumer Durables & Apparel	1.1
Diversified Financials	11.5
Energy	13.5
Food, Beverage & Tobacco	8.1
Health Care Equipment & Services	5.7
Household & Personal Products	0.9
Insurance	9.5
Materials	5.5
Media	6.2
Pharmaceuticals, Biotechnology & Life Sciences	7.7
Retailing	0.6
Semiconductors & Semiconductor Equipment	1.4
Software & Services	4.0
Technology Hardware & Equipment	7.2
Transportation	6.5
Utilities	1.9
Short-Term Investments	1.6
Other Assets and Liabilities	(0.2)

Total	100.0%

The Hartford Advisers Fund

Schedule of Investments
October 31, 2008
(000’s Omitted)

		Market
Shares		Value (W)
COMMON STOCK — 68.9%
	Automobiles & Components — 0.4%
116	Honda Motor Co., Ltd.	$2,882

	Banks — 1.8%
153	Banco Itau Holding Financeira S.A. ADR	1,690
1,019	National City Corp.	2,751
17	PNC Financial Services Group, Inc.	1,120
89	Standard Chartered plc	1,474
823	Washington Mutual, Inc. Private Placement (A)(H)	46
214	Wells Fargo & Co.	7,287

		14,368

	Capital Goods — 3.8%
1,158	General Electric Co.	22,593
141	Honeywell International, Inc.	4,290
65	Siemens AG ADR	3,880

		30,763

	Commercial & Professional Services — 1.0%
187	Monster Worldwide, Inc. (D)	2,657
190	Waste Management, Inc.	5,925

		8,582

	Diversified Financials — 10.3%
645	Bank of America Corp.	15,579
145	Capital One Financial Corp.	5,661
472	Discover Financial Services, Inc.	5,777
114	Goldman Sachs Group, Inc.	10,526
597	Invesco Ltd.	8,907
505	JP Morgan Chase & Co.	20,815
424	Merrill Lynch & Co., Inc.	7,882
19	UBS AG (D)	330
521	UBS AG ADR (D)	8,810

		84,287

	Energy — 9.0%
160	Cameco Corp.	2,600
50	Canadian Natural Resources Ltd. ADR	2,511
188	Chesapeake Energy Corp.	4,137
71	Consol Energy, Inc.	2,219
42	EnCana Corp.	2,138
45	EOG Resources, Inc.	3,674
243	Exxon Mobil Corp.	17,989
202	Hess Corp.	12,138
273	Marathon Oil Corp.	7,936
276	OAO Gazprom Class S ADR	5,481
9	Occidental Petroleum Corp.	483
72	Reliance Industries GDR (I)	4,015
58	Schlumberger Ltd.	2,985
85	Suncor Energy, Inc. ADR	2,036
92	XTO Energy, Inc.	3,297

		73,639

	Food & Staples Retailing — 2.9%
375	Safeway, Inc.	7,968
273	Supervalu, Inc.	3,892
202	Walgreen Co.	5,153
121	Wal-Mart Stores, Inc.	6,758

		23,771

	Food, Beverage & Tobacco — 2.4%
2	Japan Tobacco, Inc.	5,421
204	PepsiCo, Inc.	11,624
122	Unilever N.V. NY Shares ADR	2,922

		19,967

	Health Care Equipment & Services — 2.4%
179	Medtronic, Inc.	7,231
519	UnitedHealth Group, Inc.	12,309

		19,540

	Household & Personal Products — 0.5%
60	Procter & Gamble Co.	3,840

	Materials — 2.6%
480	Alcoa, Inc.	5,526
103	ArcelorMittal ADR	2,714
95	Cliff’s Natural Resources, Inc.	2,556
124	Freeport-McMoRan Copper & Gold, Inc.	3,617
30	Monsanto Co.	2,705
45	Potash Corp. of Saskatchewan, Inc.	3,845

		20,963

	Media — 3.3%
854	Comcast Corp. Class A	13,462
682	Time Warner, Inc.	6,878
332	Viacom, Inc. Class B (D)	6,716

		27,056

	Pharmaceuticals, Biotechnology & Life Sciences — 7.1%
71	Astellas Pharma, Inc.	2,876
87	AstraZeneca plc	3,679
106	Daiichi Sankyo Co., Ltd.	2,167
80	Eisai Co., Ltd.	2,609
620	Elan Corp. plc ADR (D)(G)	4,728
151	Eli Lilly & Co.	5,097
156	Merck & Co., Inc.	4,828
538	Schering-Plough Corp.	7,798
351	Shionogi & Co., Ltd.	5,967
95	UCB S.A.	2,423
117	Vertex Pharmaceuticals, Inc. (D)	3,061
397	Wyeth	12,766

		57,999

	Retailing — 3.7%
2,225	Buck Holdings L.P. (A)(D)(H)	2,122
233	Kohl’s Corp. (D)(G)	8,199
401	Lowe’s Co., Inc.	8,710
171	Nordstrom, Inc.	3,099
419	Staples, Inc.	8,134

		30,264

	Semiconductors & Semiconductor Equipment — 3.6%
525	Applied Materials, Inc.	6,775
231	Lam Research Corp. (D)	5,170
685	Maxim Integrated Products, Inc.	9,315
396	Texas Instruments, Inc.	7,753

		29,013

	Software & Services — 4.5%
113	Accenture Ltd. Class A	3,748
315	Electronic Arts, Inc. (D)	7,171
26	Google, Inc. (D)	9,272
602	Microsoft Corp.	13,447
224	Western Union Co.	3,421

		37,059

The accompanying notes are an integral part of these financial statements.

The Hartford Advisers Fund

Schedule of Investments — (continued)
October 31, 2008
(000’s Omitted)

		Market
Shares		Value (W)
COMMON STOCK — (continued)
	Technology Hardware & Equipment — 5.6%
110	Apple, Inc. (D)	$11,835
941	Cisco Systems, Inc. (D)	16,729
609	Flextronics International Ltd. (D)	2,547
381	NetApp, Inc. (D)	5,155
373	Nokia Corp.	5,667
3	Nortel Networks Corp. (D)(G)	4
81	Research In Motion Ltd. (D)	4,085
13	Seagate Technology	84

		46,106

	Telecommunication Services — 0.8%
454	MetroPCS Communications, Inc. (D)(G)	6,235

	Transportation — 3.2%
839	Delta Air Lines, Inc. (D)	9,212
108	FedEx Corp.	7,028
182	United Parcel Service, Inc. Class B	9,590

		25,830

	Total common stock (cost $828,209)	$562,164

WARRANTS — 0.0%
	Banks — 0.0%
103	Washington Mutual, Inc. Private Placement (A)(H)	$—

	Total warrants (cost $ — )	$—

Principal
Amount

ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES — 3.0%
	Finance — 3.0%
	Advanta Business Card Master Trust
$5,000	5.30%, 05/21/2012	$4,671
	Banc of America Commercial Mortgage, Inc.
1,380	5.18%, 09/10/2047 (L)	1,108
	Bear Stearns Commercial Mortgage Securities, Inc.
730	5.46%, 04/12/2038 (L)	580
	Citibank Credit Card Issuance Trust
2,985	5.65%, 09/20/2019	2,205
	Countrywide Home Loans, Inc.
673	5.25%, 11/25/2035 (L)	435
	Credit Suisse Mortgage Capital Certificates
1,505	5.47%, 09/15/2039	1,135
	GSR Mortgage Loan Trust
1,319	5.78%, 05/25/2047 (L)	906
	JP Morgan Chase Commercial Mortgage Security Corp.
1,300	5.88%, 04/15/2045 (L)	1,032
	Marriott Vacation Club Owner Trust
280	5.36%, 10/20/2028 (I)	263
	Morgan Stanley Capital I
1,300	5.81%, 08/12/2041 (L)	1,030
	Nissan Automotive Lease Trust
5,000	5.10%, 07/16/2012	4,883
	Residential Accredit Loans, Inc.
1,752	5.23%, 02/25/2035 (L)	1,244
	Sequoia Mortgage Trust
1,854	5.82%, 02/20/2047 (L)	1,475
	Wells Fargo Mortgage Backed Securities Trust
1,526	4.55%, 03/25/2035 (L)	1,232
2,109	5.54%, 04/25/2036 (L)	1,586
989	6.03%, 09/25/2036 (L)	726

	Total asset & commercial mortgage backed securities (cost $29,736)	$24,511

CORPORATE BONDS: INVESTMENT GRADE — 14.9%
	Capital Goods — 0.1%
	Xerox Corp.
$1,000	5.50%, 05/15/2012	$777

	Consumer Cyclical — 0.5%
	DaimlerChrysler NA Holdings Corp.
1,000	5.88%, 03/15/2011	816
1,975	6.50%, 11/15/2013	1,481
	Federated Retail Holdings, Inc.
714	5.90%, 12/01/2016	431
	Lowe’s Co., Inc.
1,295	6.65%, 09/15/2037	952

		3,680

	Consumer Staples — 1.3%
	Cargill, Inc.
1,215	5.60%, 09/15/2012 (I)	1,128
	Diageo Capital plc
1,855	4.38%, 05/03/2010	1,836
	Kraft Foods, Inc.
1,225	6.25%, 06/01/2012	1,172
	PepsiAmericas, Inc.
3,000	6.38%, 05/01/2009	3,004
	Procter & Gamble Co.
2,197	9.36%, 01/01/2021	2,606
	Weyerhaeuser Co.
800	7.38%, 03/15/2032	549

		10,295

	Energy — 0.3%
	Atmos Energy Corp.
1,160	6.35%, 06/15/2017	923
	Weatherford International Ltd.
2,000	5.95%, 06/15/2012	1,801

		2,724

	Finance — 8.3%
	Ace INA Holdings, Inc.
225	5.88%, 06/15/2014	206
	American Express Centurion Bank
2,400	6.00%, 09/13/2017	1,794
	AXA Financial, Inc.
3,000	7.00%, 04/01/2028	2,779
	Bank of America Corp.
3,000	5.42%, 03/15/2017	2,280
	Bank of New York Mellon Corp.
1,360	4.95%, 11/01/2012	1,312
	Berkshire Hathaway Finance Corp.
1,050	4.85%, 01/15/2015	991
	Brandywine Operating Partnership
750	5.70%, 05/01/2017	437
1,000	6.00%, 04/01/2016	647
	Capital One Bank
750	6.50%, 06/13/2013	636
	Capital One Capital IV
1,000	6.75%, 02/17/2037	471

The accompanying notes are an integral part of these financial statements.

Principal		Market
Amount		Value (W)

CORPORATE BONDS: INVESTMENT GRADE — (continued)

	Finance — (continued)
	Capital One Financial Corp.
$870	5.70%, 09/15/2011	$766
	CIT Group, Inc.
1,150	7.63%, 11/30/2012	672
	Citigroup, Inc.
750	3.63%, 02/09/2009	741
1,600	6.00%, 10/31/2033	1,084
500	6.50%, 01/18/2011	487
	COX Communications, Inc.
2,000	5.45%, 12/15/2014	1,698
	Credit Suisse First Boston USA, Inc.
1,980	4.88%, 01/15/2015	1,590
	Developers Diversified Realty Corp.
1,500	5.38%, 10/15/2012	1,121
	Discover Financial Services, Inc.
1,245	6.45%, 06/12/2017	784
	Eaton Vance Corp.
530	6.50%, 10/02/2017	514
	Everest Reinsurance Holdings, Inc.
885	5.40%, 10/15/2014	682
	General Electric Capital Corp.
1,500	6.75%, 03/15/2032	1,217
	Genworth Financial, Inc.
1,500	6.15%, 11/15/2066	351
	Goldman Sachs Group, Inc.
2,000	5.30%, 02/14/2012	1,817
1,200	5.63%, 01/15/2017	879
1,200	6.45%, 05/01/2036	772
	Health Care Properties
2,035	6.00%, 01/30/2017	1,445
	HSBC Finance Corp.
2,000	5.50%, 01/19/2016	1,649
	International Lease Finance Corp.
2,200	5.00%, 09/15/2012	1,410
1,200	5.63%, 09/15/2010	845
	Jackson National Life Insurance Co.
2,000	8.15%, 03/15/2027 (I)	2,008
	John Deere Capital Corp.
1,655	4.88%, 10/15/2010 (G)	1,639
	JP Morgan Chase & Co.
1,795	5.13%, 09/15/2014	1,598
	KeyCorp Capital II
250	6.88%, 03/17/2029	133
	Kimco Realty Corp.
1,550	5.78%, 03/15/2016	1,106
	Liberty Mutual Group, Inc.
2,335	5.75%, 03/15/2014 (I)	2,005
	Liberty Property L.P.
260	6.63%, 10/01/2017	191
	Merrill Lynch & Co., Inc.
2,000	5.00%, 02/03/2014	1,704
	Metlife, Inc.
2,000	5.00%, 06/15/2015	1,666
	Morgan Stanley
2,650	5.38%, 10/15/2015	2,072
	National City Corp.
125	6.88%, 05/15/2019	93
	New England Mutual Life Insurance Co.
3,100	7.88%, 02/15/2024 (I)	2,525
	Prologis Trust
1,500	5.63%, 11/15/2016	819
	Prudential Financial, Inc.
585	5.80%, 06/15/2012	559
	Prudential Funding LLC
2,000	6.75%, 09/15/2023 (I)	1,496
	Realty Income Corp.
965	6.75%, 08/15/2019	739
	Republic New York Capital I
250	7.75%, 11/15/2006	225
	Santander Central Hispano Issuances Ltd.
500	7.63%, 11/03/2009	475
	Simon Property Group L.P.
3,100	6.10%, 05/01/2016	2,309
	Sovereign Bancorp, Inc.
1,000	8.75%, 05/30/2018	807
	Sovereign Capital Trust IV
1,500	7.91%, 06/13/2036	1,002
	Torchmark Corp.
3,000	8.25%, 08/15/2009	2,973
	UnitedHealth Group, Inc.
500	5.50%, 11/15/2012	442
	US Bank NA
1,800	4.95%, 10/30/2014	1,703
	WEA Finance LLC
1,000	7.13%, 04/15/2018 (I)	785
	Wells Fargo Bank NA
4,000	6.45%, 02/01/2011	3,995
	Willis North America, Inc.
330	5.63%, 07/15/2015	258
580	6.20%, 03/28/2017	423

		67,827

	Health Care — 0.7%
	Becton, Dickinson & Co.
1,250	6.70%, 08/01/2028 (G)	1,138
	CVS Corp.
1,550	6.13%, 08/15/2016	1,297
	Schering-Plough Corp.
2,000	5.55%, 12/01/2013	1,897
	Wyeth
1,500	6.95%, 03/15/2011	1,535

		5,867

	Services — 0.5%
	Comcast Corp.
1,600	5.90%, 03/15/2016	1,377
	Time Warner, Inc.
1,105	5.50%, 11/15/2011	977
	Viacom, Inc.
2,040	6.88%, 04/30/2036	1,424
	Wyndham Worldwide Corp.
615	6.00%, 12/01/2016	404

		4,182

	Technology — 1.7%
	BellSouth Telecommunications
250	7.00%, 12/01/2095	182
	Deutsche Telekom International Finance B.V.
1,800	8.75%, 06/15/2030	1,594
	Fiserv, Inc.
1,250	6.13%, 11/20/2012	1,101
	General Electric Co.
3,425	5.00%, 02/01/2013	3,231
	Hewlett-Packard Co.
560	5.25%, 03/01/2012	545
	Intuit, Inc.
1,500	5.40%, 03/15/2012	1,354
	SBC Communications
1,830	6.45%, 06/15/2034	1,455
	Siemens Finance
1,500	5.75%, 10/17/2016 (I)	1,346

The accompanying notes are an integral part of these financial statements.

The Hartford Advisers Fund

Schedule of Investments — (continued)
October 31, 2008
(000’s Omitted)

Principal		Market
Amount		Value (W)

CORPORATE BONDS: INVESTMENT GRADE — (continued)

	Technology — (continued)
	Time Warner Cable, Inc.
$830	5.85%, 05/01/2017	$680
	Verizon Global Funding Corp.
250	7.25%, 12/01/2010	249
2,850	7.75%, 12/01/2030	2,546

		14,283

	Transportation — 0.3%
	Continental Airlines, Inc.
755	5.98%, 04/19/2022	525
	Southwest Airlines Co.
1,750	5.75%, 12/15/2016	1,358
677	6.15%, 08/01/2022	541

		2,424

	Utilities — 1.2%
	Consolidated Edison Co. of NY
955	5.30%, 12/01/2016	807
	Enel Finance International
805	6.80%, 09/15/2037 (I)	571
	Indianapolis Power and Light
1,500	6.60%, 06/01/2037 (I)	1,215
	Kinder Morgan Energy Partners L.P.
1,500	6.95%, 01/15/2038	1,100
	MidAmerican Energy Co.
1,000	5.65%, 07/15/2012	967
	MidAmerican Energy Holdings Co.
500	6.13%, 04/01/2036	368
	Northern Border Pipeline Co.
1,150	7.75%, 09/01/2009	1,145
	Northern States Power Co.
1,250	6.20%, 07/01/2037	1,040
	Southern California Edison Co.
1,750	5.55%, 01/15/2037 (G)	1,367
	Taqa Abu Dhabi National Energy Co.
550	5.62%, 10/25/2012 (I)	460
695	5.88%, 10/27/2016 (I)	474
	TransCanada Pipelines Ltd.
250	6.49%, 01/21/2009	251

		9,765

	Total corporate bonds: investment grade (cost $148,335)	$121,824

MUNICIPAL BONDS — 0.4%
	General Obligations — 0.4%
	Oregon School Boards Association, Taxable Pension
$2,000	4.76%, 06/30/2028	$1,649
	State of Illinois, Taxable Pension
2,050	5.10%, 06/01/2033	1,707

	Total municipal bonds (cost $4,027)	$3,356

U.S. GOVERNMENT AGENCIES — 2.7%
	Federal Home Loan Mortgage Corporation — 1.2%
	Mortgage Backed Securities:
$500	5.50%, 2038	$488
8,546	6.50%, 2036	8,668

	Remic — Pac’s:
116	2.50%, 2013	116

		9,272

	Federal National Mortgage Association — 0.4%
	Mortgage Backed Securities:
115	5.00%, 2036	109
3,196	5.50%, 2036 — 2037	3,124
320	6.50%, 2036	324

		3,557

	Government National Mortgage Association — 1.1%
	Mortgage Backed Securities:
2,437	5.50%, 2036 — 2037	2,394
2,620	6.00%, 2023 — 2034	2,633
1,856	6.50%, 2026 — 2035	1,887
1,853	7.00%, 2031 — 2033	1,894
386	8.00%, 2029 — 2031	411

		9,219

	Total U.S. government agencies (cost $21,908)	$22,048

U.S. GOVERNMENT SECURITIES — 8.8%
	Other Direct Federal Obligations — 2.3%
	Federal Financing Corporation:
$3,676	4.40%, 2013	$3,069
10,000	9.80%, 2018	13,274

		16,343

	Federal Home Loan Bank:
2,225	4.88%, 2011 (G)	2,309

		18,652

	U.S. Treasury Securities — 6.5%
	U.S. Treasury Bonds:
5,775	6.25%, 2023 (G)	6,611

	U.S. Treasury Notes:
9,500	2.38%, 2010 (G)	9,649
3,300	2.63%, 2009 (G)	3,322
4,725	3.50%, 2010 (G)	4,850
10,000	3.88%, 2018 (G)	9,984
6,335	4.13%, 2010 (G)	6,641
10,200	4.50%, 2017	10,627
1,277	4.75%, 2012 (G)	1,395

		46,468

		53,079

	Total U.S. government securities (cost $68,430)	$71,731

	Total long-term investments (cost $1,100,645)	$805,634

SHORT-TERM INVESTMENTS — 3.7%
	Repurchase Agreements — 0.1%

Banc of America Securities TriParty Joint Repurchase Agreement (maturing on 11/03/2008 in the amount of $338, collateralized by FHLMC 4.50% — 6.00%, 2023 — 2038, FNMA 4.50% — 6.50%, 2021 — 2038, value of $346)

$338	0.25% dated 10/31/2008	$338
	BNP Paribas Securities Corp. TriParty Joint Repurchase Agreement (maturing on 11/03/2008 in the amount of $37, collateralized by FNMA 5.50%, 2037, value of $37)
36	0.25% dated 10/31/2008	36

The accompanying notes are an integral part of these financial statements.

Principal			Market
Amount			Value (W)

SHORT-TERM INVESTMENTS — (continued)

	Repurchase Agreements — (continued)
	Deutsche Bank Securities Joint Repurchase Agreement (maturing on 11/03/2008 in the amount of $1, collateralized by U.S. Treasury Bill 0.50%, 2009, value of $1)
$1	0.08% dated 10/31/2008		$1

Deutsche Bank Securities TriParty Joint Repurchase Agreement (maturing on 11/03/2008 in the amount of $157, collateralized by FHLMC 5.00% — 7.00%, 2020 — 2038, GNMA 6.00% — 7.00%, 2037 — 2038, value of $160)

157	0.25% dated 10/31/2008		157
	JP Morgan Chase TriParty Joint Repurchase Agreement (maturing on 11/03/2008 in the amount of $207, collateralized by FNMA 5.00% — 7.00%, 2017 — 2038, value of $211)
207	0.23% dated 10/31/2008		207

			739

Shares

	Securities Purchased with Proceeds from Security Lending — 3.6%
	Cash Collateral Reinvestment Fund:
29,343	State Street Navigator Securities Lending Prime Portfolio		$29,343

	Total short-term investments (cost $30,082)		$30,082

	Total investments (cost $1,130,727) (C)	102.4%	$835,716
	Other assets and liabilities	(2.4)%	(19,973)

	Total net assets	100.0%	$815,743

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 11.46% of total net assets at October 31, 2008.

Foreign securities that are principally traded on certain foreign markets are adjusted daily pursuant to a third party pricing service methodology approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of the foreign market but before the close of the New York Stock Exchange.

(C)	At October 31, 2008, the cost of securities for federal income tax purposes was $1,146,494 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$7,843
Unrealized Depreciation	(318,621)

Net Unrealized Depreciation	$(310,778)

(A)	The aggregate value of securities valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Fund’s Board of Directors at October 31, 2008, was $2,168, which represents 0.27% of total net assets. This calculation excludes securities that are principally traded on certain foreign markets and whose prices were adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

(D)	Currently non-income producing.

(G)	Security is partially on loan at October 31, 2008.

(I)	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at October 31, 2008, was $18,291, which represents 2.24% of total net assets.

(L)	Variable rate securities; the rate reported is the coupon rate in effect at October 31, 2008.

(H)	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period
Acquired	Shares	Security	Cost Basis
06/2007	2,225	Buck Holdings L.P.	$2,227
04/2008	103	Washington Mutual, Inc. Private Placement Warrants	—
04/2008	823	Washington Mutual, Inc. Private Placement	7,200

The aggregate value of these securities at October 31, 2008 was $2,168 which represents 0.27% of total net assets.

Forward Foreign Currency Contracts Outstanding at October 31, 2008

				Unrealized
	Market	Contract	Delivery	Appreciation/
Description	Value (W)	Amount	Date	(Depreciation)

British Pound (Sell)	$54	$55	11/04/08	$1
British Pound (Sell)	559	559	11/05/08	—
Euro (Buy)	10,564	10,482	12/03/08	82
Euro (Buy)	10,564	10,670	12/03/08	(106)
Euro (Sell)	21,127	24,376	12/03/08	3,249
Japanese Yen (Buy)	951	968	11/04/08	(17)
Japanese Yen (Sell)	185	187	11/06/08	2

				$3,211

(W)	See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

The Hartford Balanced Allocation Fund

Schedule of Investments
October 31, 2008
(000’s Omitted)

			Market
Shares			Value (W)
AFFILIATED INVESTMENT COMPANIES — 99.2%
EQUITY FUNDS — 60.5%
4,985	The Hartford Capital Appreciation Fund, Class Y		$125,976
2,411	The Hartford Capital Appreciation II Fund, Class Y		21,364
2,405	The Hartford Disciplined Equity Fund, Class Y		23,159
2,454	The Hartford Equity Income Fund, Class Y		25,520
248	The Hartford Fundamental Growth Fund, Class Y		1,933
3,330	The Hartford Global Growth Fund, Class Y		37,093
1,763	The Hartford Growth Fund, Class Y		21,207
1,101	The Hartford Growth Opportunities Fund, Class Y		21,253
1,988	The Hartford International Opportunities Fund, Class Y		21,117
1,777	The Hartford International Small Company Fund, Class Y		13,501
80	The Hartford LargeCap Growth Fund, Class Y		509
1,128	The Hartford Select MidCap Value Fund, Class Y		7,577
1,879	The Hartford Select SmallCap Value Fund, Class Y		13,958
1,516	The Hartford Small Company Fund, Class Y		21,357
8,156	The Hartford Value Fund, Class Y		72,834

	Total equity funds (cost $596,435)		$428,358

FIXED INCOME FUNDS — 38.7%
5,681	The Hartford Floating Rate Fund, Class Y		$40,509
9,226	The Hartford Income Fund, Class Y		76,301
5,134	The Hartford Inflation Plus Fund, Class Y		50,309
4,707	The Hartford Short Duration Fund, Class Y		43,256
2,826	The Hartford Strategic Income Fund, Class Y		20,767
4,608	The Hartford Total Return Bond Fund, Class Y		42,903

	Total fixed income funds (cost $325,990)		$274,045

	Total investments in affiliated investment companies (cost $922,425)		$702,403

EXCHANGE TRADED FUNDS — 0.6%
8	Powershares Emerging Markets Sovereign Debt Portfolio ETF		$136
96	SPDR DJ Wilshire International Real Estate ETF		2,736
35	SPDR DJ Wilshire REIT ETF		1,567

	Total investments in exchange traded funds (cost $6,904)		$4,439

	Total investments (cost $929,329) (C)	99.8%	$706,842
	Other assets and liabilities	0.2%	1,375

	Total net assets	100.0%	$708,217

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

(C)	At October 31, 2008, the cost of securities for federal income tax purposes was $930,337 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$145
Unrealized Depreciation	(223,640)

Net Unrealized Depreciation	$(223,495)

(W)	See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

The Hartford Balanced Income Fund

Schedule of Investments
October 31, 2008
(000’s Omitted)

		Market
Shares		Value (W)
COMMON STOCK — 44.8%
	Banks — 4.7%
12	PNC Financial Services Group, Inc.	$806
22	US Bancorp	653
16	Wells Fargo & Co.	528

		1,987

	Capital Goods — 3.7%
5	Eaton Corp.	214
35	General Electric Co.	687
6	Illinois Tool Works, Inc.	210
8	PACCAR, Inc.	225
2	Rockwell Automation, Inc.	44
3	Schneider Electric S.A.	199

		1,579

	Commercial & Professional Services — 0.9%
13	Waste Management, Inc.	394

	Diversified Financials — 4.0%
28	Bank of America Corp.	665
6	Bank of New York Mellon Corp.	195
21	JP Morgan Chase & Co.	845

		1,705

	Energy — 6.7%
10	BP plc ADR	497
15	Chevron Corp.	1,141
10	Royal Dutch Shell plc ADR	558
12	Total S.A. ADR	671

		2,867

	Food, Beverage & Tobacco — 3.8%
21	Altria Group, Inc.	403
10	ConAgra Foods, Inc.	174
4	Diageo plc ADR	218
4	Lorillard, Inc.	231
9	Philip Morris International, Inc.	404
8	Unilever N.V. NY Shares ADR	185

		1,615

	Household & Personal Products — 1.6%
11	Kimberly-Clark Corp.	699

	Insurance — 0.4%
7	Allstate Corp.	182

	Materials — 2.9%
8	Dow Chemical Co.	213
9	E.I. DuPont de Nemours & Co.	301
9	International Paper Co.	152
9	Packaging Corp. of America	146
5	PPG Industries, Inc.	228
29	Rexam plc	177

		1,217

	Pharmaceuticals, Biotechnology & Life Sciences — 3.8%
18	Bristol-Myers Squibb Co.	366
4	Eli Lilly & Co.	118
7	GlaxoSmithKline plc ADR	267
3	Merck & Co., Inc.	102
34	Pfizer, Inc.	600
6	Wyeth	187

		1,640

	Real Estate — 0.7%
24	Host Hotels & Resorts, Inc.	252
1	Kimco Realty Corp.	32

		284

	Retailing — 1.8%
12	Genuine Parts Co.	456
13	Home Depot, Inc.	314

		770

	Telecommunication Services — 3.7%
32	AT&T, Inc.	861
24	Verizon Communications, Inc.	709

		1,570

	Utilities — 6.1%
8	American Electric Power Co., Inc.	254
11	Consolidated Edison, Inc.	455
13	Dominion Resources, Inc.	472
2	Entergy Corp.	156
18	FPL Group, Inc.	841
6	PG&E Corp.	216
6	SCANA Corp.	188

		2,582

	Total common stock (cost $24,277)	$19,091

Principal
Amount

ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES — 2.1%
	Finance — 2.0%
	Banc of America Commercial Mortgage, Inc.
$85	5.45%, 01/15/2049	$63
	Carmax Automotive Owner Trust
91	4.34%, 09/15/2010	91
	Commercial Mortgage Pass-Through Certificates
100	5.77%, 06/10/2046 (L)	79
	Long Beach Automotive Receivables Trust
100	5.03%, 01/15/2014	89
	Merrill Lynch Mortgage Trust
100	5.05%, 07/12/2038	80
100	5.61%, 05/12/2039 (L)	94
	Morgan Stanley Capital I
100	5.23%, 09/15/2042	81
	Nissan Automotive Lease Trust
100	5.10%, 07/16/2012	98
	PECO Energy Transition Trust
75	6.52%, 12/31/2010	76
	PSE&G Transition Funding LLC
100	6.45%, 03/15/2013	102

		853

	Health Care — 0.1%
	CVS Lease Pass-Through Trust
19	6.04%, 12/10/2028 (I)	15

	Total asset & commercial mortgage backed securities (cost $970)	$868

CORPORATE BONDS: INVESTMENT GRADE — 42.2%
	Basic Materials — 1.3%
	ArcelorMittal
$100	6.13%, 06/01/2018 (I)	69

The accompanying notes are an integral part of these financial statements.

The Hartford Balanced Income Fund

Schedule of Investments — (continued)
October 31, 2008
(000’s Omitted)

Principal		Market
Amount		Value (W)

CORPORATE BONDS: INVESTMENT GRADE — (continued)

	Basic Materials — (continued)
	Commercial Metals Co.
$70	6.50%, 07/15/2017	$58
	Cytec Industries, Inc.
50	6.00%, 10/01/2015	40
	Freeport-McMoRan Copper & Gold, Inc.
45	8.38%, 04/01/2017	35
	Inco Ltd.
30	7.20%, 09/15/2032	20
45	7.75%, 05/15/2012	45
	International Paper Co.
90	7.40%, 06/15/2014	76
	Lubrizol Corp.
80	4.63%, 10/01/2009	77
	Methanex Corp.
20	8.75%, 08/15/2012	19
	Pactiv Corp.
20	5.88%, 07/15/2012	18
	Temple-Inland, Inc.
40	6.63%, 01/15/2016	32
	US Steel Corp.
30	7.00%, 02/01/2018	21
	Yara International ASA
45	5.25%, 12/15/2014 (I)	38

		548

	Capital Goods — 0.3%
	Goodrich Corp.
35	6.29%, 07/01/2016	32
	Xerox Corp.
100	5.50%, 05/15/2012	78
60	6.40%, 03/15/2016	42

		152

	Consumer Cyclical — 0.3%
	Avnet, Inc.
50	6.63%, 09/15/2016	39
	Energy Transfer Partners
25	6.63%, 10/15/2036	17
	SABMiller plc
80	6.20%, 07/01/2011 (I)	81

		137

	Consumer Staples — 1.3%
	Cargill, Inc.
95	5.60%, 09/15/2012 (I)	88
	Cia Brasileira de Bebidas
75	8.75%, 09/15/2013	70
	Dr. Pepper Snapple Group
100	6.82%, 05/01/2018 (I)	88
	General Mills, Inc.
75	5.20%, 03/17/2015	65
	Kellogg Co.
15	5.13%, 12/03/2012	14
	Kraft Foods, Inc.
100	6.50%, 08/11/2017	88
	PepsiAmericas, Inc.
35	4.88%, 01/15/2015	30
	Philip Morris International, Inc.
75	5.65%, 05/16/2018	64
55	6.38%, 05/16/2038	44
	Weyerhaeuser Co.
10	7.38%, 03/15/2032	7

		558

	Energy — 2.0%
	AGL Capital Corp.
35	6.38%, 07/15/2016	30
	Amerada Hess Corp.
45	7.88%, 10/01/2029	38
	Atmos Energy Corp.
40	6.35%, 06/15/2017	32
	Canadian National Resources Ltd.
30	5.70%, 05/15/2017	25
	Enterprise Products Operating L.P.
90	5.65%, 04/01/2013	80
	Panhandle Eastern Pipeline
75	6.20%, 11/01/2017	55
	Pemex Project Funding Master Trust
50	4.12%, 06/15/2010 (L)	47
80	5.75%, 03/01/2018 (I)	62
10	6.63%, 06/15/2035 (I)	8
	Petrobras International Finance Co.
20	8.38%, 12/10/2018	19
	Transocean, Inc.
110	6.00%, 03/15/2018	94
	TXU Electric Delivery Co.
100	6.38%, 05/01/2012	95
	Weatherford International Ltd.
100	6.00%, 03/15/2018	76
65	6.50%, 08/01/2036	43
	XTO Energy, Inc.
80	5.50%, 06/15/2018	63
50	5.75%, 12/15/2013	44
45	7.50%, 04/15/2012	43

		854

	Finance — 20.2%
	Ace Capital Trust II
90	9.70%, 04/01/2030	71
	Aetna, Inc.
20	6.50%, 09/15/2018	17
	Allied World Assurance
50	7.50%, 08/01/2016	41
	AMB Property L.P.
100	5.45%, 12/01/2010	100
	Ameriprise Financial, Inc.
60	5.35%, 11/15/2010	55
20	5.65%, 11/15/2015	15
	Avalonbay Communities, Inc.
25	7.50%, 08/01/2009	25
	AXA S.A.
45	8.60%, 12/15/2030	25
	BAC Capital Trust VI
20	5.63%, 03/08/2035	13
	Bank of America Corp.
50	4.90%, 05/01/2013	46
220	5.25%, 12/01/2015	176
200	5.42%, 03/15/2017	152
125	6.00%, 09/01/2017	109
50	7.25%, 10/15/2025	39
	Bank of New York Mellon Corp.
55	4.50%, 04/01/2013	52
	Bear Stearns & Co., Inc.
90	5.35%, 02/01/2012	86
75	6.95%, 08/10/2012	74
120	7.25%, 02/01/2018	113
	Berkley (W.R.) Corp.
90	5.13%, 09/30/2010	90
	Berkshire Hathaway Finance Corp.
50	5.00%, 08/15/2013 (I)	48

The accompanying notes are an integral part of these financial statements.

Principal		Market
Amount		Value (W)

CORPORATE BONDS: INVESTMENT GRADE — (continued)

	Finance — (continued)
	Brandywine Operating Partnership
$15	5.70%, 05/01/2017	$9
75	5.75%, 04/01/2012	60
	Capital One Financial Corp.
200	6.75%, 09/15/2017	173
	Capmark Financial Group
40	5.88%, 05/10/2012	10
10	6.30%, 05/10/2017	2
	CIT Group, Inc.
75	5.65%, 02/13/2017	36
45	5.80%, 07/28/2011	26
100	5.85%, 09/15/2016	50
	Citigroup, Inc.
105	5.00%, 09/15/2014	83
100	5.50%, 08/27/2012	93
190	5.63%, 08/27/2012	165
40	5.88%, 05/29/2037	29
85	6.00%, 10/31/2033	58
35	6.13%, 11/21/2017	30
175	6.88%, 03/05/2038	145
75	8.30%, 12/21/2057 (L)	51
	Colonial Realty L.P.
95	6.05%, 09/01/2016	76
	Countrywide Financial Corp.
40	5.80%, 06/07/2012	37
	COX Communications, Inc.
10	5.88%, 12/01/2016 (I)	8
80	6.45%, 12/01/2036 (I)	56
90	7.13%, 10/01/2012	86
	Credit Suisse New York
290	6.00%, 02/15/2018	223
	Deutsche Bank AG London
100	4.88%, 05/20/2013	93
	Developers Diversified Realty Corp.
50	5.00%, 05/03/2010	46
50	5.38%, 10/15/2012	37
	Discover Financial Services, Inc.
10	6.45%, 06/12/2017	6
	Duke-Weeks Realty
50	7.75%, 11/15/2009	48
	Eaton Vance Corp.
65	6.50%, 10/02/2017	63
	Equity One, Inc.
65	6.00%, 09/15/2017	49
	ERAC USA Finance Co.
125	7.00%, 10/15/2037 (I)	73
	ERP Operating L.P.
10	4.75%, 06/15/2009	10
	ERP Operating L.P.
40	6.95%, 03/02/2011	38
	Everest Reinsurance Holdings, Inc.
70	5.40%, 10/15/2014	54
50	6.60%, 05/15/2037 (L)	23
20	8.75%, 03/15/2010	20
	Farmers Exchange Capital
100	7.05%, 07/15/2028 (I)	67
	General Electric Capital Corp.
100	5.40%, 09/20/2013	91
50	5.88%, 01/14/2038	36
90	6.15%, 08/07/2037	66
	Goldman Sachs Group, Inc.
115	5.45%, 11/01/2012	102
75	5.95%, 01/15/2027	46
280	6.25%, 09/01/2017	234
220	6.45%, 05/01/2036	141
50	6.60%, 01/15/2012	47
85	6.75%, 10/01/2037	55
	HBOS plc
50	6.00%, 11/01/2033 (I)	27
	Health Care Properties
20	5.65%, 12/15/2013	17
80	6.00%, 01/30/2017	57
	Health Care Property Investors, Inc.
20	6.30%, 09/15/2016	15
	Host Marriott L.P.
15	6.75%, 06/01/2016	11
	HSBC Finance Corp.
100	6.38%, 10/15/2011	92
145	6.75%, 05/15/2011	137
	HSBC Holdings plc
50	6.50%, 09/15/2037	39
250	6.80%, 06/01/2038	206
	International Lease Finance Corp.
100	5.63%, 09/15/2010	70
	Janus Capital Group, Inc.
60	6.70%, 06/15/2017	38
	JP Morgan Chase & Co.
165	5.13%, 09/15/2014	147
50	5.88%, 03/15/2035	31
50	6.40%, 05/15/2038	43
220	6.75%, 02/01/2011	218
	Keycorp
25	6.50%, 05/14/2013	22
	Kimco Realty Corp.
30	5.78%, 03/15/2016	21
	Lazard Group
80	6.85%, 06/15/2017	57
	Liberty Mutual Group, Inc.
60	5.75%, 03/15/2014 (I)	52
80	7.50%, 08/15/2036 (I)	50
	Liberty Property L.P.
10	5.50%, 12/15/2016	7
20	6.63%, 10/01/2017	15
25	7.75%, 04/15/2009	25
50	8.50%, 08/01/2010	51
	Lincoln National Corp.
80	5.65%, 08/27/2012	76
35	6.15%, 04/07/2036	23
	Merrill Lynch & Co., Inc.
50	5.45%, 02/05/2013	45
210	6.05%, 08/15/2012 — 05/16/2016	181
100	6.22%, 09/15/2026	70
40	6.40%, 08/28/2017	34
45	6.88%, 04/25/2018	40
	Metlife, Inc.
25	6.13%, 12/01/2011	24
	Mizuho Financial Group, Inc.
100	5.79%, 04/15/2014 (I)	92
	Morgan Stanley
465	4.75%, 04/01/2014	331
200	5.45%, 01/09/2017	160
	National Development Co.
115	6.37%, 06/16/2018 (I)	91
	PNC Funding Corp.
60	5.50%, 09/28/2012	58

The accompanying notes are an integral part of these financial statements.

The Hartford Balanced Income Fund

Schedule of Investments — (continued)
October 31, 2008
(000’s Omitted)

Principal			Market
Amount			Value (W)

CORPORATE BONDS: INVESTMENT GRADE — (continued)

		Finance — (continued)

		Prudential Financial, Inc.
	$70	6.10%, 06/15/2017	$56
		Realty Income Corp.
	85	6.75%, 08/15/2019	65
		Regency Centers L.P.
	30	5.25%, 08/01/2015	24
	15	5.88%, 06/15/2017	11
		Reinsurance Group of America, Inc.
	60	5.63%, 03/15/2017	49
		Rio Tinto Finance USA Ltd.
	100	5.88%, 07/15/2013	85
		Schwab Capital Trust I
	35	7.50%, 11/15/2037 (L)	24
		Simon Property Group L.P.
	50	4.88%, 08/15/2010	46
	45	5.38%, 06/01/2011	40
	100	5.63%, 08/15/2014	78
		SLM Corp.
	50	8.45%, 06/15/2018	34
		Symetra Financial Corp.
	10	6.13%, 04/01/2016 (I)	7
		Travelers Cos., Inc.
	50	5.80%, 05/15/2018	42
		Travelers Property Casualty Corp.
	10	6.38%, 03/15/2033	7
		Trustreet Properties, Inc.
	80	7.50%, 04/01/2015	80
		UBS AG Jersey Branch
	25	0.00%, 02/05/2009 — 04/09/2009 (I)(M)	26
		UFJ Finance Aruba AEC
	100	6.75%, 07/15/2013	106
		United Dominion Realty Trust, Inc.
	55	6.05%, 06/01/2013	46
		UnitedHealth Group, Inc.
	25	5.38%, 03/15/2016	19
	100	5.50%, 11/15/2012	88
	30	6.63%, 11/15/2037	21
		Unitrin, Inc.
	100	4.88%, 11/01/2010	98
	40	6.00%, 05/15/2017	33
		Wachovia Corp.
	55	4.88%, 02/15/2014	46
	50	5.50%, 05/01/2013	47
	70	5.63%, 10/15/2016	55
	130	5.75%, 02/01/2018	114
		WEA Finance LLC
	100	7.13%, 04/15/2018 (I)	79
		Wells Fargo Co.
	75	4.38%, 01/31/2013	69
		Westfield Group
	60	5.40%, 10/01/2012 (I)	52
		Willis North America, Inc.
	45	6.20%, 03/28/2017	33
		WR Berkley Corp.
	25	5.88%, 02/15/2013	25
		XL Capital Europe plc
	25	6.50%, 01/15/2012	18

			8,594

		Foreign Governments — 2.9%
		Brazil (Republic of)
	$100	6.00%, 01/17/2017	$90
BRL	425	6.00%, 08/15/2010	184
	15	7.88%, 03/07/2015	15
	95	8.00%, 01/15/2018	95
	10	8.25%, 01/20/2034	10
EUR	20	8.50%, 09/24/2012	25
	55	8.75%, 02/04/2025	56
	50	8.88%, 10/14/2019	51
		Colombia (Republic of)
	5	10.00%, 01/23/2012	5
	15	10.38%, 01/28/2033	16
	15	10.75%, 01/15/2013	16
		Hungary Government
HUF	4,500	5.50%, 02/12/2014	17
		Peru (Republic of)
	14	6.55%, 03/14/2037	10
EUR	20	7.50%, 10/14/2014	21
	10	8.75%, 11/21/2033	9
	45	9.13%, 02/21/2012	46
	35	9.88%, 02/06/2015	36
		Russian Federation Government
	372	7.50%, 03/31/2030 (K)	326
	20	12.75%, 06/24/2028 (K)	23
		United Mexican States
	14	5.63%, 01/15/2017	12
	68	6.05%, 01/11/2040	52
	117	6.75%, 09/27/2034	97
MXP	175	7.75%, 12/14/2017	13
MXP	175	8.00%, 12/19/2013	13

			1,238

		Health Care — 1.3%
		Amerisource Bergen Corp.
	25	5.63%, 09/15/2012	23
	101	5.88%, 09/15/2015	83
		AstraZeneca plc
	45	6.45%, 09/15/2037	39
		CVS Caremark Corp.
	105	5.75%, 06/01/2017	85
	39	6.94%, 01/10/2030 (I)	33
		GlaxoSmithKline Capital, Inc.
	50	5.65%, 05/15/2018	44
	85	6.38%, 05/15/2038	72
		Laboratory Corp.
	20	5.63%, 12/15/2015	16
		Medco Health Solutions
	75	7.13%, 03/15/2018	63
		Quest Diagnostics, Inc.
	115	6.95%, 07/01/2037	82

			540

		Services — 2.1%
		AT&T Broadband Corp.
	120	8.38%, 03/15/2013	116
		CBS Corp.
	95	7.70%, 07/30/2010	89
	35	7.88%, 07/30/2030	25
		Comcast Corp.
	80	6.45%, 03/15/2037	62
	110	7.05%, 03/15/2033	91
		Electronic Data Systems Corp.
	40	7.45%, 10/15/2029	33
		News America, Inc.
	60	6.40%, 12/15/2035	45

The accompanying notes are an integral part of these financial statements.

Principal		Market
Amount		Value (W)

CORPORATE BONDS: INVESTMENT GRADE — (continued)
	Time Warner Entertainment Co., L.P.
$30	8.38%, 03/15/2023	$27
	Time Warner, Inc.
85	6.75%, 04/15/2011	79
105	7.63%, 04/15/2031	84
	Viacom, Inc.
50	5.75%, 04/30/2011	45
40	6.13%, 10/05/2017	31
65	6.25%, 04/30/2016	52
	Waste Management, Inc.
100	6.10%, 03/15/2018	81
	Wyndham Worldwide Corp.
10	6.00%, 12/01/2016	7
	Wynn Las Vegas LLC
15	6.63%, 12/01/2014	11

		878

	Technology — 5.8%
	Alltel Corp.
60	6.75%, 04/01/2028	39
	AT&T, Inc.
30	5.10%, 09/15/2014	26
85	5.30%, 11/15/2010	84
140	6.15%, 09/15/2034	107
150	6.30%, 01/15/2038	118
110	6.50%, 09/01/2037	89
	BellSouth Corp.
30	5.20%, 09/15/2014	26
	British Telecommunications plc
35	8.62%, 12/15/2010 (L)	35
90	9.12%, 12/15/2030 (L)	81
	Cingular Wireless Services, Inc.
50	7.88%, 03/01/2011	50
120	8.75%, 03/01/2031	112
	Comcast Cable Communications, Inc.
20	6.75%, 01/30/2011	20
	Comcast Corp.
50	6.40%, 05/15/2038	38
	Deutsche Telekom International Finance B.V.
55	8.50%, 06/15/2010 (L)	54
170	8.75%, 06/15/2030	151
	General Electric Co.
90	5.25%, 12/06/2017	75
	IBM Corp.
125	8.00%, 10/15/2038	130
	Lender Process Services
15	8.13%, 07/01/2016	13
	Qwest Corp.
10	7.63%, 06/15/2015	8
	Rogers Communications, Inc.
100	6.80%, 08/15/2018	87
	Siemens Finance
100	6.13%, 08/17/2026 (I)	81
	Sprint Capital Corp.
10	6.90%, 05/01/2019	7
50	8.38%, 03/15/2012	40
	Sprint Nextel Corp.
12	6.00%, 12/01/2016	8
	Telecom Italia Capital
10	5.25%, 10/01/2015	7
180	6.20%, 07/18/2011	153
	Telefonica Europe B.V.
115	7.75%, 09/15/2010	111
90	8.25%, 09/15/2030	80
	Time Warner Cable, Inc.
50	5.40%, 07/02/2012	45
110	6.55%, 05/01/2037	84
100	7.30%, 07/01/2038	84
	Tyco International Group S.A.
25	6.75%, 02/15/2011	24
	Verizon Communications, Inc.
20	6.40%, 02/15/2038	16
30	6.90%, 04/15/2038	25
50	8.95%, 03/01/2039	51
	Verizon Global Funding Corp.
40	6.88%, 06/15/2012	39
310	7.75%, 12/01/2030	277

		2,475

	Transportation — 0.3%
	American Airlines, Inc.
28	3.86%, 07/09/2010	23
	Continental Airlines, Inc.
20	5.98%, 04/19/2022	14
10	6.90%, 04/19/2022	6
44	9.80%, 04/01/2021	26
	Southwest Airlines Co.
58	6.15%, 08/01/2022	46

		115

	Utilities — 4.4%
	American Electric Power Co., Inc.
30	5.38%, 03/15/2010	29
	Aquila, Inc.
45	11.88%, 07/01/2012	44
	Carolina Power & Light Co.
15	6.30%, 04/01/2038	13
	CenterPoint Energy Resources Corp.
25	7.75%, 02/15/2011	23
	CenterPoint Energy, Inc.
30	6.50%, 05/01/2018	23
	Commonwealth Edison Co.
100	5.80%, 03/15/2018	82
	DCP Midstream LLC
100	6.75%, 09/15/2037 (I)	67
	Dominion Resources, Inc.
231	6.25%, 06/30/2012	218
	Duke Energy Corp.
100	5.65%, 06/15/2013	90
	Duke Energy Field Services LLC
10	6.45%, 11/03/2036 (I)	6
	EDP Finance B.V.
100	6.00%, 02/02/2018 (I)	80
	El Paso Natural Gas Co.
70	5.95%, 04/15/2017	54
	Enel Finance International
100	6.80%, 09/15/2037 (I)	71
	Exelon Generation Co. LLC
45	6.95%, 06/15/2011	43
	ITC Midwest LLC
40	6.15%, 01/31/2038 (I)	31
	Kinder Morgan Energy Partners L.P.
130	6.95%, 01/15/2038	95
50	7.30%, 08/15/2033	38
	MidAmerican Energy Holdings Co.
85	5.00%, 02/15/2014	74
100	5.75%, 04/01/2018	84
30	6.13%, 04/01/2036	22
	Nevada Power Co.
100	6.50%, 08/01/2018	84

The accompanying notes are an integral part of these financial statements.

The Hartford Balanced Income Fund

Schedule of Investments — (continued)
October 31, 2008
(000’s Omitted)

Principal		Market
Amount		Value (W)

CORPORATE BONDS: INVESTMENT GRADE — (continued)

	Utilities — (continued)
	NGPL Pipeco LLC
$130	6.51%, 12/15/2012 (I)	$121
	NiSource Finance Corp.
10	5.25%, 09/15/2017	7
140	6.40%, 03/15/2018	101
60	7.88%, 11/15/2010	54
	Northern States Power Co.
85	5.25%, 03/01/2018	76
	Ohio Power Co.
40	5.30%, 11/01/2010	39
	Pacificorp
50	6.35%, 07/15/2038	41
	PECO Energy Co.
20	5.70%, 03/15/2037	15
	Progress Energy, Inc.
50	6.85%, 04/15/2012	47
	PSEG Power LLC
10	8.63%, 04/15/2031	8
	Taqa Abu Dhabi National
100	6.50%, 10/27/2036 (I)	52
	Union Electric Co.
45	6.40%, 06/15/2017	38

		1,870

	Total corporate bonds: investment grade (cost $21,968)	$17,959

CORPORATE BONDS: NON-INVESTMENT GRADE — 6.5%
	Basic Materials — 0.4%
	Abitibi-Consolidated, Inc.
$25	8.85%, 08/01/2030	$5
	Blount, Inc.
35	8.88%, 08/01/2012	30
	Hawk Corp.
15	8.75%, 11/01/2014	15
	Koppers Holdings, Inc.
30	8.93%, 11/15/2014	24
	Neenah Paper, Inc.
25	7.38%, 11/15/2014	14
	Novelis, Inc.
30	7.25%, 02/15/2015	20
	Peabody Energy Corp.
10	6.88%, 03/15/2013	9
	RathGibson, Inc.
20	11.25%, 02/15/2014	13
	RBS Global & Rexnord Corp.
20	9.50%, 08/01/2014	14
	Stone Container Financing Corp.
25	7.38%, 07/15/2014	12
	Texas Industries, Inc.
25	7.25%, 07/15/2013	20
	Tube City IMS Corp.
25	9.75%, 02/01/2015	14

		190

	Capital Goods — 0.1%
	Actuant Corp.
10	6.88%, 06/15/2017	9
	L-3 Communications Corp.
15	5.88%, 01/15/2015	12

		21

	Consumer Cyclical — 0.8%
	Accuride Corp.
30	8.50%, 02/01/2015	12
	Alliance One International, Inc.
10	8.50%, 05/15/2012 (H)	8
15	11.00%, 05/15/2012	13
	Aramark Corp.
20	8.50%, 02/01/2015	17
	D.R. Horton, Inc.
20	6.88%, 05/01/2013	14
70	8.00%, 02/01/2009	68
	ESCO Corp.
30	8.63%, 12/15/2013 (I)	24
	Group 1 Automotive, Inc.
45	8.25%, 08/15/2013	30
	IKON Office Solutions, Inc.
30	7.75%, 09/15/2015	33
	K Hovnanian Enterprises
40	11.50%, 05/01/2013 (I)	32
	Lazydays RV Center, Inc.
5	11.75%, 05/15/2012	1
	Pulte Homes, Inc.
50	7.88%, 08/01/2011	42
	TRW Automotive, Inc.
20	7.00%, 03/15/2014 (I)	12
	United Components, Inc.
50	9.38%, 06/15/2013 (H)	31

		337

	Consumer Staples — 0.2%
	Land O’Lakes Capital Trust
15	7.45%, 03/15/2028 (I)	9
	Sally Holdings LLC
10	10.50%, 11/15/2016	7
	Tyson Foods, Inc.
90	7.35%, 04/01/2016	67

		83

	Energy — 0.4%
	Chesapeake Energy Corp.
20	6.50%, 08/15/2017	$15
	Delta Petroleum Corp.
35	7.00%, 04/01/2015	17
	Encore Acquisition Co.
25	6.00%, 07/15/2015	16
	Exco Resources, Inc.
15	7.25%, 01/15/2011	12
	OPTI Canada, Inc.
25	7.88%, 12/15/2014	15
	Petrohawk Energy Corp.
15	7.88%, 06/01/2015 (I)	10
30	9.13%, 07/15/2013	23
	Petroleos de Venezuela S.A.
30	5.25%, 04/12/2017 (K)	12
40	5.38%, 04/12/2027	14
	Pioneer Natural Resources Co.
25	5.88%, 07/15/2016	18
	Range Resources Corp.
10	6.38%, 03/15/2015	8
	Southwestern Energy Co.
10	7.50%, 02/01/2018 (I)	8
	Williams Companies, Inc.
25	8.75%, 03/15/2032	20

		188

The accompanying notes are an integral part of these financial statements.

Principal			Market
Amount (B)			Value (W)

CORPORATE BONDS: NON-INVESTMENT GRADE — (continued)
		Finance — 0.5%
		Ford Motor Credit Co.
	$10	5.80%, 01/12/2009	$9
	30	7.00%, 10/01/2013	17
	65	7.38%, 10/28/2009	54
	20	8.63%, 11/01/2010	13
		Fox Acquisition Sub LLC
	15	13.38%, 07/15/2016 (I)	9
		GMAC LLC
	30	5.85%, 01/14/2009	28
		Hertz Corp.
	20	8.88%, 01/01/2014	15
		Nexstar Financial Holdings LLC
	3	11.38%, 04/01/2013	2
		Nuveen Investments, Inc.
	30	5.00%, 09/15/2010	10
		Rainbow National Services LLC
	15	8.75%, 09/01/2012 (I)	13
		Rental Service Corp.
	20	9.50%, 12/01/2014	12
		Rouse Co.
	45	5.38%, 11/26/2013	15
		United Rentals North America, Inc.
	20	6.50%, 02/15/2012	14
		Universal Hospital Services
	20	8.50%, 06/01/2015	16

			227

		Foreign Governments — 1.5%
		Argentina (Republic of)
EUR	5	1.20%, 12/31/2038	1
	5	1.33%, 12/31/2038	1
	20	7.00%, 03/28/2011 — 09/12/2013	5
	30	8.28%, 12/31/2033	8
		Brazil (Republic of)
BRL	250	10.00%, 01/01/2017	76
		Colombia (Republic of)
COP	35,000	9.85%, 06/28/2027	11
COP	50,000	12.00%, 10/22/2015	19
		Ecuador (Republic of)
	50	10.00%, 08/15/2030 (K)	15
		Indonesia (Republic of)
	35	6.75%, 03/10/2014 (I)	26
		Panama (Republic of)
	20	7.25%, 03/15/2015	19
	16	9.38%, 04/01/2029	16
		Philippines (Republic of)
	30	8.25%, 01/15/2014	29
	45	8.88%, 03/17/2015	45
	20	9.38%, 01/18/2017	20
		Turkey (Republic of)
	105	6.88%, 03/17/2036	71
	120	7.25%, 03/15/2015	99
	20	9.50%, 01/15/2014	19
		Uruguay (Republic of)
UYU	176	5.00%, 09/14/2018	5
	50	7.63%, 03/21/2036	30
	15	8.00%, 11/18/2022	10
		Venezuela (Republic of)
	70	5.75%, 02/26/2016	32
	80	7.65%, 04/21/2025	36
	30	8.50%, 10/08/2014	17
	15	9.25%, 09/15/2027	9

			619

		Health Care — 0.3%
		CV Therapeutics
	15	2.75%, 05/16/2012 (X)	10
		Elan Financial plc
	20	6.80%, 11/15/2011 (L)	13
	35	7.75%, 11/15/2011	23
		HCA, Inc.
	85	9.63%, 11/15/2016	68
		Omnicare, Inc.
	20	6.88%, 12/15/2015	15
		Rite Aid Corp.
	15	10.38%, 07/15/2016	11

			140

		Services — 0.8%
		AMC Entertainment, Inc.
	30	8.00%, 03/01/2014	21
		Bonten Media Acquisition
	15	9.00%, 06/01/2015 (I)	6
		Carriage Services, Inc.
	25	7.88%, 01/15/2015	21
		Casella Waste Systems, Inc.
	40	9.75%, 02/01/2013	35
		Clear Channel Communications, Inc.
	25	7.65%, 09/15/2010	19
		Harrah’s Operating Co., Inc.
	10	5.50%, 07/01/2010	5
	25	5.63%, 06/01/2015	4
		HSN, Inc.
	15	11.25%, 08/01/2016 (I)	12
		Indianapolis Downs
	15	11.00%, 11/01/2012 (I)	7
		Lamar Advertising Co.
	20	2.88%, 12/31/2010 (X)	14
		LIN Television Corp.
	10	6.50%, 05/15/2013	6
		Marquee Holdings, Inc.
	20	12.00%, 08/15/2014	12
		Quebecor Media, Inc.
	70	7.75%, 03/15/2016	48
		River Rock Entertainment
	10	9.75%, 11/01/2011	9
		Seneca Gaming Corp.
	50	7.25%, 05/01/2012	34
		Sensata Technologies
	10	8.00%, 05/01/2014	6
		Service Corp. International
	25	7.00%, 06/15/2017	19
		SunGard Data Systems, Inc.
	20	9.13%, 08/15/2013	17
	20	10.25%, 08/15/2015	14
		Unisys Corp.
	30	8.00%, 10/15/2012	19
		Virgin River Casino Corp.
	10	9.00%, 01/15/2012	6

			334

		Technology — 0.7%
		Bio-Rad Laboratories, Inc.
	10	6.13%, 12/15/2014	8
		Celestica, Inc.
	20	7.88%, 07/01/2011	18
		Centennial Communications Corp.
	25	10.00%, 01/01/2013	22
		Charter Communications Holdings II LLC
	25	10.25%, 09/15/2010	18

The accompanying notes are an integral part of these financial statements.

The Hartford Balanced Income Fund

Schedule of Investments — (continued)
October 31, 2008
(000’s Omitted)

Principal			Market
Amount			Value (W)

CORPORATE BONDS: NON-INVESTMENT GRADE — (continued)

	Technology — (continued)
	Charter Communications Operating LLC
$50	8.00%, 04/30/2012 (I)		$39
20	10.88%, 09/15/2014 (I)		16
	Cricket Communications I
30	10.00%, 07/15/2015 (I)		25
	CSC Holdings, Inc.
45	7.63%, 07/15/2018		32
	Deluxe Corp.
35	7.38%, 06/01/2015		26
	GCI, Inc.
30	7.25%, 02/15/2014		24
	Mediacom Broadband LLC
40	8.50%, 10/15/2015		30
	MetroPCS Wireless, Inc.
30	9.25%, 11/01/2014		25
	Vangent, Inc.
15	9.63%, 02/15/2015		9

			292

	Transportation — 0.1%
	American Rail Car Industries, Inc.
15	7.50%, 03/01/2014		12
	Navios Maritime Holdings
30	9.50%, 12/15/2014		25
	Ultrapetrol Bahamas Ltd.
25	9.00%, 11/24/2014		17

			54

	Utilities — 0.7%
	AES Corp.
15	7.75%, 10/15/2015		12
	Dynegy Holdings, Inc.
40	8.38%, 05/01/2016		30
	Edison Mission Energy
15	7.20%, 05/15/2019		11
15	7.50%, 06/15/2013		13
	Energy Future Holdings
60	10.88%, 11/01/2017 (I)		46
	Ipalco Enterprises, Inc.
10	7.25%, 04/01/2016 (I)		8
	Kinder Morgan Finance Co.
40	5.70%, 01/05/2016		31
	National Power Corp.
35	7.06%, 08/23/2011 (L)		29
35	9.88%, 03/16/2010		30
	NRG Energy, Inc.
50	7.38%, 01/15/2017		43
	Reliant Energy, Inc.
25	6.75%, 12/15/2014		22
	TXU Corp.
20	5.55%, 11/15/2014		11

			286

	Total corporate bonds: non-investment grade (cost $3,833)		$2,771

	Total long-term investments (cost $51,048)		$40,689

SHORT-TERM INVESTMENTS — 2.7%
	Repurchase Agreements — 2.7%

Banc of America Securities TriParty Joint Repurchase Agreement (maturing on 11/03/2008 in the amount of $529, collateralized by FHLMC 4.50% — 6.00%, 2023 — 2038, FNMA 4.50% — 6.50%, 2021 — 2038, value of $542)

$529	0.25% dated 10/31/2008		$529
	BNP Paribas Securities Corp. TriParty Joint Repurchase Agreement (maturing on 11/03/2008 in the amount of $57, collateralized by FNMA 5.50%, 2037, value of $58)
57	0.25% dated 10/31/2008		57
	Deutsche Bank Securities Joint Repurchase Agreement (maturing on 11/03/2008 in the amount of $2, collateralized by U.S. Treasury Bill 0.50%, 2009, value of $2)
2	0.08% dated 10/31/2008		2

Deutsche Bank Securities TriParty Joint Repurchase Agreement (maturing on 11/03/2008 in the amount of $246, collateralized by FHLMC 5.00% — 7.00%, 2020 — 2038, GNMA 6.00% — 7.00%, 2037 — 2038, value of $251)

246	0.25% dated 10/31/2008		246
	JP Morgan Chase TriParty Joint Repurchase Agreement (maturing on 11/03/2008 in the amount of $324, collateralized by FNMA 5.00% — 7.00%, 2017 — 2038, value of $330)
324	0.23% dated 10/31/2008		324

	Total short-term investments (cost $1,158)		$1,158

	Total investments (cost $52,206) (C)	98.3%	$41,847
	Other assets and liabilities	1.7%	739

	Total net assets	100.0%	$42,586

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 17.14% of total net assets at October 31, 2008.

Foreign securities that are principally traded on certain foreign markets are adjusted daily pursuant to a third party pricing service methodology approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of the foreign market but before the close of the New York Stock Exchange.

(C)	At October 31, 2008, the cost of securities for federal income tax purposes was $52,426 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$57
Unrealized Depreciation	(10,636)

Net Unrealized Depreciation	$(10,579)

(I)	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these

The accompanying notes are an integral part of these financial statements.

securities at October 31, 2008, was $2,021, which represents 4.75% of total net assets.

(K)	Securities contain some restrictions as to public resale. These securities comply with Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933, and are determined to be liquid. At October 31, 2008, the market value of these securities amounted to $376 or 0.88% of net assets.

(L)	Variable rate securities; the rate reported is the coupon rate in effect at October 31, 2008.

(M)	The interest rate disclosed for these securities represents the effective yield on the date of acquisition.

(X)	Convertible security.

(B)	All principal amounts are in U.S. dollars unless otherwise indicated.

BRL	— Brazilian Real
COP	— Colombian Peso
EUR	— Euro
HUF	— Hungarian Forint
MXP	— Mexican Peso
UYU	— Uruguayan Peso

(H)	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period
Acquired	Par	Security	Cost Basis
02/2008	$10	Alliance One International, Inc., 8.50%, 05/15/2012	$9
10/2007 – 04/2008	50	United Components, Inc., 9.38%, 06/15/2013	49

The aggregate value of these securities at October 31, 2008 was $39 which represents 0.09% of total net assets.

Futures Contracts Outstanding at October 31, 2008

				Unrealized
	Number of		Expiration	Appreciation/
Description	Contracts*	Position	Month	(Depreciation)
5 Year U.S. Treasury Note	7	Long	Dec 2008	$10
10 Year U.S. Treasury Note	6	Short	Dec 2008	9
U.S. Long Bond	3	Long	Dec 2008	(16)

				$3

* The number of contracts does not omit 000’s.

Cash of $9 was pledged as initial margin deposit for open futures contracts at October 31,2008.

Forward Foreign Currency Contracts Outstanding at October 31, 2008

				Unrealized
	Market	Contract	Delivery	Appreciation/
Description	Value (W)	Amount	Date	(Depreciation)

Brazilian Real (Buy)	$8	$8	12/17/08	$—
Brazilian Real (Buy)	45	51	12/17/08	(6)
Brazilian Real (Sell)	308	390	12/17/08	82
Brazilian Real (Sell)	14	14	12/17/08	—
Brazilian Real (Buy)	2	2	03/18/09	—
Chinese Renminbi (Buy)	31	32	09/21/09	(1)
Chinese Renminbi (Sell)	31	31	09/21/09	—
Colombian Peso (Buy)	35	36	11/21/08	(1)
Colombian Peso (Sell)	66	69	11/21/08	3
Euro (Buy)	37	40	12/17/08	(3)
Euro (Sell)	71	79	12/17/08	8
Euro (Sell)	19	19	03/18/09	—
Euro (Sell)	13	13	03/18/09	—
Hungarian Forint (Buy)	18	18	11/04/08	—
Indonesian Rupiah (Buy)	12	16	07/16/09	(4)
Indonesian Rupiah (Sell)	12	15	07/16/09	3
Malaysian Ringgit (Buy)	47	48	12/17/08	(1)
Malaysian Ringgit (Sell)	47	48	12/17/08	1
Mexican Peso (Sell)	26	32	12/17/08	6
Peruvian New Sol (Buy)	5	5	12/17/08	—
Peruvian New Sol (Buy)	18	19	12/17/08	(1)
Peruvian New Sol (Sell)	23	24	12/17/08	1
Peruvian New Sol (Buy)	5	5	03/18/09	—
Peruvian New Sol (Sell)	5	5	03/18/09	—
Republic of Korea Won (Buy)	13	14	07/01/09	(1)
Republic of Korea Won (Sell)	13	16	07/01/09	3
Russian Ruble (Buy)	26	25	12/17/08	1
Russian Ruble (Sell)	26	27	12/17/08	1

				$91

(W)	See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

The Hartford Capital Appreciation Fund

Schedule of Investments
October 31, 2008
(000’s Omitted)

		Market
Shares		Value (W)
COMMON STOCK — 92.1%
	Automobiles & Components — 1.9%
71,782	Ford Motor Co. (D)	$157,202
2,116	Michelin (C.G.D.E.) Class B	108,934

		266,136

	Banks — 2.2%
370	Comerica, Inc.	10,204
830	HDFC Bank Ltd.	54,448
5,302	Mitsubishi UFJ Financial Group, Inc.	33,317
7,810	Standard Chartered plc	129,078
2,203	Wells Fargo & Co.	75,005

		302,052

	Capital Goods — 11.1%
7,056	Boeing Co.	368,801
120	Chicago Bridge & Iron Co. N.V.	1,483
1,750	Deere & Co.	67,480
32,614	General Electric Co.	636,301
9,000	Hansen Transmissions (D)	15,098
6,878	Raytheon Co.	351,525
3,000	Suntech Power Holdings Co., Ltd. ADR (D)	52,500
1,514	Vestas Wind Systems A/S (D)	62,016

		1,555,204

	Commercial & Professional Services — 0.3%
2,803	Monster Worldwide, Inc. (D)	39,920

	Consumer Durables & Apparel — 1.0%
3,292	Liz Claiborne, Inc.	26,827
8,675	Newell Rubbermaid, Inc.	119,280

		146,107

	Consumer Services — 0.3%
31,349	Shangri-La Asia Ltd.	44,385
	Diversified Financials — 8.6%
1,858	African Bank Investments Ltd.	5,094
13,638	Bank of America Corp.	329,640
807	Deutsche Boerse AG	63,418
3,600	European Capital Ltd.	8,258
2,725	Excel Medical Fund L.P. (A)(D)(H)	2,453
3,550	Goldman Sachs Group, Inc.	328,417
3,973	Julius Baer Holding Ltd.	155,379
6,556	Morgan Stanley	114,535
2,854	Nasdaq Stock Market, Inc. (D)	92,637
6,303	UBS AG ADR (D)	106,514

		1,206,345

	Energy — 10.0%
9,554	Acergy S.A.	64,610
3,133	Arch Coal, Inc.	67,073
4,487	Cameco Corp.	72,779
2,994	Consol Energy, Inc.	93,985
1,661	EnCana Corp.	84,564
523	EOG Resources, Inc.	42,345
13,835	Halliburton Co.	273,791
988	Hess Corp.	59,494
5,229	OAO Gazprom Class S ADR	103,910
3,080	Occidental Petroleum Corp.	171,063
3,749	OMV AG	119,995
5,405	Weatherford International Ltd. (D)	91,231
4,301	XTO Energy, Inc.	154,614

		1,399,454

	Food & Staples Retailing — 0.2%
2,000	Whole Foods Market, Inc. (G)	21,440

	Food, Beverage & Tobacco — 2.6%
4,708	Archer Daniels Midland Co.	97,587
785	Carlsberg A/S Class B	30,918
4,579	Cosan Ltd. (D)	12,271
3,826	Cosan S.A. Industria E Comercio (D)	18,861
5,138	Nestle S.A.	199,799

		359,436

	Health Care Equipment & Services — 5.5%
4,310	Boston Scientific Corp. (D)	38,916
1,000	Cardinal Health, Inc.	38,200
2,918	McKesson Corp.	107,357
6,132	Medtronic, Inc.	247,320
14,229	UnitedHealth Group, Inc.	337,658

		769,451

	Household & Personal Products — 0.1%
3,893	Bare Escentuals, Inc. (D)	16,271

	Insurance — 5.5%
11,077	ACE Ltd.	635,400
788	Allianz SE	57,852
275	Metlife, Inc. (D)	9,142
509	Muenchener Rueckversicherungs- Gesellschaft AG	67,436

		769,830

	Materials — 7.0%
3,000	Alcoa, Inc.	34,530
3,646	Aracruz Celulose S.A. ADR	48,493
1,000	BHP Billiton Ltd. ADR	38,880
1,014	Cliff’s Natural Resources, Inc.	27,357
6,000	Companhia Vale do Rio Doce ADR	78,720
999	Freeport-McMoRan Copper & Gold, Inc.	29,074
1,440	Monsanto Co.	128,122
1,439	Potash Corp. of Saskatchewan, Inc.	122,647
3,676	Praxair, Inc.	239,521
981	United States Steel Corp.	36,178
13,798	Vedanta Resources plc	191,090

		974,612

	Media — 3.1%
16,775	News Corp. Class A	178,482
25	The Weinstein Co. Holdings Class A-1 (A)(D)(H)	7,144
1,339	Viacom, Inc. Class B (D)	27,065
8,710	Walt Disney Co.	225,597

		438,288

	Pharmaceuticals, Biotechnology & Life Sciences — 9.2%
2,836	Amgen, Inc. (D)	169,836
1,928	AstraZeneca plc	81,719
2,617	Roche Holding AG	400,171
22,166	Schering-Plough Corp.	321,184
7,531	Teva Pharmaceutical Industries Ltd. ADR	322,920

		1,295,830

	Real Estate — 0.4%
3,254	Brookfield Asset Management, Inc.	58,661
2,618	Eurocastle Investment Ltd.	1,380

		60,041

The accompanying notes are an integral part of these financial statements.

			Market
Shares			Value (W)

COMMON STOCK — (continued)
	Retailing — 4.1%
36,752	Buck Holdings L.P. (A)(D)(H)		$35,058
1,708	Priceline.com, Inc. (D)		89,881
19,318	Staples, Inc.		375,355
2,724	TJX Cos., Inc.		72,889

			573,183

	Semiconductors & Semiconductor Equipment — 1.2%
10,083	Broadcom Corp. Class A (D)		172,212

	Software & Services — 5.7%
1,492	Amdocs Ltd. (D)		33,657
630	Google, Inc. (D)		226,469
733	Mastercard, Inc.		108,352
3,500	McAfee, Inc. (D)		113,925
8,785	Oracle Corp. (D)		160,669
1,388	Visa, Inc.		76,820
4,784	Western Union Co.		73,006

			792,898

	Technology Hardware & Equipment — 9.1%
591	Apple, Inc. (D)		63,597
16,157	Cisco Systems, Inc. (D)		287,108
4,000	EMC Corp. (D)		47,120
4,817	Hewlett-Packard Co.		184,379
68,158	Hon Hai Precision Industry Co., Ltd.		164,513
3,402	International Business Machines Corp.		316,265
3,163	Qualcomm, Inc.		121,016
1,949	Research In Motion Ltd. (D)		98,283

			1,282,281

	Telecommunication Services — 2.3%
10,264	AT&T, Inc.		274,762
688	Mobile Telesystems OJSC ADR		26,947
770	Orascom Telecom Holding SAE GDR (G)		23,865

			325,574

	Transportation — 0.7%
1,000	Burlington Northern Santa Fe Corp.		89,060
35,722	Shun Tak Holdings Ltd.		7,120

			96,180

	Total common stock (cost $18,693,278)		$12,907,130

WARRANTS — 0.2%
	Materials — 0.2%
6,598	TATA Steel Ltd. (H)		$27,986

	Utilities — 0.0%
3,861	Suzlon Energy Ltd. (H)		3,466

	Total warrants (cost $118,351)		$31,452

Principal
Amount

CORPORATE BONDS: INVESTMENT GRADE — 0.9%
	Finance — 0.9%
	MBIA Insurance Co.
$95,840	14.00%, 01/15/2033 (I)(L)		$51,753
	Morgan Stanley
76,875	4.75%, 04/01/2014		54,676
	UBS Luxembourg S.A.
23,500	6.23%, 02/11/2015		15,980

	Total corporate bonds: investment grade (cost $171,137)		$122,409

	Total long-term investments (cost $18,982,766)		$13,060,991

SHORT-TERM INVESTMENTS — 7.2%
	Repurchase Agreements — 7.1%

Banc of America Securities TriParty Joint Repurchase Agreement (maturing on 11/03/2008 in the amount of $457,703, collateralized by FHLMC 4.50% — 6.00%, 2023 — 2038, FNMA 4.50% — 6.50%, 2021 — 2038, value of $468,482)

$457,693	0.25% dated 10/31/2008		$457,693
	BNP Paribas Securities Corp. TriParty Joint Repurchase Agreement (maturing on 11/03/2008 in the amount of $49,584, collateralized by FNMA 5.50%, 2037, value of $50,575)
49,583	0.25% dated 10/31/2008		49,583
	Deutsche Bank Securities Joint Repurchase Agreement (maturing on 11/03/2008 in the amount of $1,991, collateralized by U.S. Treasury Bill 0.50%, 2009, value of $2,033)
1,991	0.08% dated 10/31/2008		1,991

Deutsche Bank Securities TriParty Joint Repurchase Agreement (maturing on 11/03/2008 in the amount of $212,505, collateralized by FHLMC 5.00% — 7.00%, 2020 — 2038, GNMA 6.00% — 7.00%, 2037 — 2038, value of $216,750)

212,501	0.25% dated 10/31/2008		212,501
	JP Morgan Chase TriParty Joint Repurchase Agreement (maturing on 11/03/2008 in the amount of $280,070, collateralized by FNMA 5.00% — 7.00%, 2017 — 2038, value of $285,668)
280,065	0.23% dated 10/31/2008		280,065

			1,001,833

Shares

	Securities Purchased with Proceeds from Security Lending — 0.1%
	Cash Collateral Reinvestment Fund:
10,520	Goldman Sachs FS Prime Obligation/Institutional Fund		10,520

	Total short-term investments (cost $1,012,353)		$1,012,353

	Total investments (cost $19,995,119) (C)	100.4%	$14,073,344
	Other assets and liabilities	(0.4)%	(57,607)

	Total net assets	100.0%	$14,015,737

The accompanying notes are an integral part of these financial statements.

The Hartford Capital Appreciation Fund

Schedule of Investments — (continued)
October 31, 2008
(000’s Omitted)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 24.15% of total net assets at October 31, 2008. Foreign securities that are principally traded on certain foreign markets are adjusted daily pursuant to a third party pricing service methodology approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of the foreign market but before the close of the New York Stock Exchange.

(C)	At October 31, 2008, the cost of securities for federal income tax purposes was $20,066,881 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$253,521
Unrealized Depreciation	(6,247,058)

Net Unrealized Depreciation	$(5,993,537)

(A)	The aggregate value of securities valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Fund’s Board of Directors at October 31, 2008, was $44,655, which represents 0.32% of total net assets. This calculation excludes securities that are principally traded on certain foreign markets and whose prices were adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

(D)	Currently non-income producing.

(G)	Security is partially on loan at October 31, 2008.

(I)	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at October 31, 2008, was $51,753, which represents 0.37% of total net assets.

(L)	Variable rate securities; the rate reported is the coupon rate in effect at October 31, 2008.

(H)	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period
Acquired	Shares	Security	Cost Basis
06/2007	36,752	Buck Holdings L.P.	$36,791
03/2008 – 09/2008	2,725	Excel Medical Fund L.P.	2,725
10/2005	25	The Weinstein Co. Holdings Class A-1	23,636
09/2008	3,861	Suzlon Energy Ltd. - 144A	16,949
07/2007 – 02/2008	6,598	TATA Steel Ltd. - 144A	101,402

The aggregate value of these securities at October 31, 2008 was $76,107 which represents 0.54% of total net assets.

Forward Foreign Currency Contracts Outstanding at October 31, 2008

				Unrealized
	Market	Contract	Delivery	Appreciation/
Description	Value (W)	Amount	Date	(Depreciation)

Canadian Dollar (Sell)	$12,394	$12,439	11/04/08	$45
Canadian Dollar (Sell)	18,504	18,387	11/05/08	(117)
Euro (Buy)	64,871	64,894	11/04/08	(23)
Euro (Sell)	4	4	11/04/08	—
Euro (Sell)	763,510	862,342	12/19/08	98,832
Japanese Yen (Sell)	29,855	29,825	11/05/08	(30)

				$98,707

(W)	See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

The Hartford Capital Appreciation II Fund

Schedule of Investments
October 31, 2008
(000’s Omitted)

		Market
Shares		Value (W)
COMMON STOCK — 96.0%
	Automobiles & Components — 0.6%
55	Denso Corp.	$1,070
1,065	Ford Motor Co. (D)	2,333
24	Honda Motor Co., Ltd. ADR	589
259	TRW Automotive Holdings Corp. (D)	1,637

		5,629

	Banks — 1.6%
351	Banco Espirito Santo S.A.	3,343
24	BNP Paribas	1,741
3,536	Chang Hwa Commercial Bank	1,355
231	HSBC Holding plc	2,734
294	Mitsubishi UFJ Financial Group, Inc. ADR	1,842
49	National City Corp.	133
1	PNC Financial Services Group, Inc.	67
761	Royal Bank of Scotland Group plc	839
9	Standard Chartered plc	152
—	Sumitomo Mitsui Financial Group, Inc.	1,419
33	Wells Fargo & Co.	1,133

		14,758

	Capital Goods — 9.5%
522	Aecom Technology Corp. (D)	9,203
36	Alliant Techsystems, Inc. (D)	2,996
76	Boeing Co.	3,959
1	Chicago Bridge & Iron Co. N.V.	15
49	Danaher Corp.	2,879
106	Deere & Co.	4,092
3	Energy Conversion Devices, Inc. (D)	106
2	First Solar, Inc. (D)	324
97	Flowserve Corp.	5,520
1,332	General Electric Co.	25,993
125	Genesis Lease Ltd. ADR	689
130	Hansen Transmissions (D)	218
16	Hexcel Corp. (D)	206
88	Honeywell International, Inc.	2,684
219	Lockheed Martin Corp.	18,663
336	Manitowoc Co., Inc.	3,306
17	Mitsui & Co., Ltd.	167
8	Pall Corp.	208
93	Raytheon Co.	4,774
4	Siemens AG	218
3	Sunpower Corp. Class A (D)	118
17	Sunpower Corp. Class B (D)	489
4	Suntech Power Holdings Co., Ltd. ADR (D)	62
5	Vestas Wind Systems A/S (D)	204
105	Wolseley plc	573

		87,666

	Commercial & Professional Services — 0.1%
25	Monster Worldwide, Inc. (D)	353
15	Republic Services, Inc.	345

		698

	Consumer Durables & Apparel — 1.6%
15	Carter’s, Inc. (D)	308
589	Jarden Corp. (D)	10,476
91	MDC Holdings, Inc.	3,067
14	NIKE, Inc. Class B	827

		14,678

	Consumer Services — 0.6%
30	Burger King Holdings, Inc.	598
11	Ctrip.Com International Ltd. ADR	347
7	ITT Educational Services, Inc. (D)	622
5	Las Vegas Sands Corp. (D)	68
14	Orascom Development Holding AG (D)	414
1,881	Shangri-La Asia Ltd.	2,663
4	Strayer Education, Inc.	876

		5,588

	Diversified Financials — 7.8%
42	American Express Co.	1,156
108	Ameriprise Financial, Inc.	2,326
518	Bank of America Corp.	12,532
692	BM & F Bovespa S.A.	1,838
85	Capital One Financial Corp.	3,333
404	CIT Group, Inc.	1,674
60	Deutsche Boerse AG	4,688
113	Goldman Sachs Group, Inc.	10,450
90	Invesco Ltd.	1,339
125	JP Morgan Chase & Co.	5,144
92	Julius Baer Holding Ltd.	3,611
13	Merrill Lynch & Co., Inc.	246
215	Morgan Stanley	3,760
14	MSCI, Inc. (D)	233
9	Nasdaq Stock Market, Inc. (D)	289
170	Oaktree Capital (D)(I)	3,527
305	PennantPark Investment Corp.	1,394
138	Polaris Acquisition Corp. (D)	1,207
213	TD Ameritrade Holding Corp. (D)	2,829
351	UBS AG (D)	5,962
273	UBS AG ADR (D)	4,613

		72,151

	Energy — 9.1%
23	Arch Coal, Inc.	488
80	Baker Hughes, Inc.	2,793
14	BPZ Resources, Inc. (D)	136
6,234	Bumi Resources TBK PT (A)(H)	1,120
61	Cameco Corp.	984
85	Canadian Natural Resources Ltd.	4,269
81	Canadian Natural Resources Ltd. ADR	4,076
10	Chesapeake Energy Corp.	228
3	Chevron Corp.	231
92	Consol Energy, Inc.	2,876
7	Dril-Quip, Inc. (D)	165
15	EnCana Corp.	775
59	EOG Resources, Inc.	4,812
40	Exxon Mobil Corp.	2,928
6	Forest Oil Corp. (D)	167
127	Halliburton Co.	2,520
80	Hess Corp.	4,808
331	Karoon Gas Australia Ltd. (D)	475
91	Lundin Petroleum Ab (D)	435
68	Marathon Oil Corp.	1,980
8	Massey Energy Co.	190
22	McMoRan Exploration Co. (D)	305
22	National Oilwell Varco, Inc. (D)	649
249	Newfield Exploration Co. (D)	5,727
117	Noble Energy, Inc.	6,042
264	OAO Gazprom Class S ADR	5,239
46	Occidental Petroleum Corp.	2,577
37	Petroleo Brasileiro S.A. ADR	1,003

The accompanying notes are an integral part of these financial statements.

The Hartford Capital Appreciation II Fund

Schedule of Investments — (continued)
October 31, 2008
(000’s Omitted)

		Market
Shares		Value (W)

COMMON STOCK — (continued)

	Energy — (continued)
97	SBM Offshore N.V.	$1,715
33	Schlumberger Ltd.	1,700
8	Suncor Energy, Inc. ADR	196
267	Talisman Energy, Inc.	2,687
21	Total S.A.	1,149
94	Total S.A. ADR	5,192
1	Transocean, Inc.	69
659	USEC, Inc. (D)(G)	2,723
46	Weatherford International Ltd. (D)	780
12	Whiting Petroleum Corp. (D)	629
260	XTO Energy, Inc.	9,337

		84,175

	Food & Staples Retailing — 0.1%
35	Sysco Corp.	925

	Food, Beverage & Tobacco — 5.2%
24	Anheuser-Busch Cos., Inc.	1,485
2,884	Chaoda Modern Agriculture	2,032
98	Cosan Ltd. (D)	263
231	Dean Foods Co. (D)	5,058
16	General Mills, Inc.	1,116
51	Groupe Danone	2,851
252	Imperial Tobacco Group plc	6,761
1	Japan Tobacco, Inc.	3,824
7,944	Marine Harvest (D)(G)	1,283
51	Molson Coors Brewing Co.	1,917
181	Nestle S.A.	7,047
19	Nestle S.A. ADR	729
38	Philip Morris International, Inc.	1,648
169	SABMiller plc	2,682
228	Smithfield Foods, Inc. (D)	2,401
277	Unilever N.V. NY Shares ADR	6,672

		47,769

	Health Care Equipment & Services — 8.2%
17	Baxter International, Inc.	1,043
9	Beckman Coulter, Inc.	429
42	Becton, Dickinson & Co.	2,880
29	Cardinal Health, Inc.	1,121
235	Covidien Ltd.	10,408
43	HealthSouth Corp. (D)	542
171	Humana, Inc. (D)	5,063
330	McKesson Corp.	12,147
429	Medtronic, Inc.	17,316
5	Psychiatric Solutions, Inc. (D)	154
13	St. Jude Medical, Inc. (D)	494
559	UnitedHealth Group, Inc.	13,267
227	Varian Medical Systems, Inc. (D)	10,314

		75,178

	Household & Personal Products — 0.8%
98	Avon Products, Inc.	2,428
247	Bare Escentuals, Inc. (D)	1,031
15	Clorox Co.	906
41	L’Oreal S.A.	3,134

		7,499

	Insurance — 5.5%
293	ACE Ltd.	16,802
5	Assurant, Inc.	134
87	Everest Re Group Ltd.	6,533
126	Fidelity National Financial, Inc.	1,135
82	First American Financial Corp.	1,672
448	Marsh & McLennan Cos., Inc.	13,140
1	Metlife, Inc. (D)	30
35	Muenchener Rueckversicherungs- Gesellschaft AG	4,699
18	PartnerRe Ltd.	1,232
88	Platinum Underwriters Holdings Ltd.	2,799
73	Reinsurance Group of America, Inc.	2,718

		50,894

	Materials — 4.7%
23	Agrium, Inc.	866
120	Alcoa, Inc.	1,381
11	Aracruz Celulose S.A. ADR	145
14	ArcelorMittal ADR	368
16	BHP Billiton Ltd.	314
33	BHP Billiton Ltd. ADR	1,301
205	BHP Billiton plc	3,475
45	Celanese Corp.	623
33	Cliff’s Natural Resources, Inc.	891
168	Companhia Vale do Rio Doce ADR	2,210
99	CRH plc	2,172
208	FMC Corp.	9,036
60	Freeport-McMoRan Copper & Gold, Inc.	1,750
60	Impala Platinum Holdings Ltd.	624
277	Makhteshim-Agan Industries Ltd.	1,050
14	Monsanto Co.	1,260
27	Mosaic Co.	1,048
17	Nucor Corp.	670
183	Owens-Illinois, Inc. (D)	4,176
41	Potash Corp. of Saskatchewan, Inc.	3,466
187	Rexam plc	1,127
9	Sealed Air Corp.	147
300	Smurfit-Stone Container Corp. (D)	405
36	Syngenta AG ADR	1,349
28	Teck Cominco Ltd. Class B	274
20	United States Steel Corp.	737
978	Uranium One, Inc. (D)	828
115	Vedanta Resources plc	1,589

		43,282

	Media — 2.4%
376	Comcast Corp. Class A	5,932
307	Comcast Corp. Special Class A	4,730
14	DreamWorks Animation SKG, Inc. (D)	396
201	Focus Media Holding Ltd. ADR (D)	3,732
7	Marvel Entertainment, Inc. (D)	227
232	News Corp. Class A	2,463
250	R.H. Donnelley Corp. (D)	213
72	Viacom, Inc. Class B (D)	1,462
371	Virgin Media, Inc.	2,137
37	Walt Disney Co.	961

		22,253

	Pharmaceuticals, Biotechnology & Life Sciences — 13.4%
257	Abbott Laboratories	14,167
7	Alexion Pharmaceuticals, Inc. (D)	285
184	Alkermes, Inc. (D)	1,820

The accompanying notes are an integral part of these financial statements.

		Market
Shares		Value (W)

COMMON STOCK — (continued)

	Pharmaceuticals, Biotechnology & Life Sciences — (continued)
188	Amgen, Inc. (D)	$11,262
88	Amylin Pharmaceuticals, Inc. (D)	899
18	Auxilium Pharmaceuticals, Inc. (D)	352
14	Celgene Corp. (D)	900
160	Cephalon, Inc. (D)	11,446
12	Charles River Laboratories International, Inc. (D)	415
35	Cubist Pharmaceuticals, Inc. (D)	900
106	Elan Corp. plc ADR (D)	806
27	Eli Lilly & Co.	929
53	Genentech, Inc. (D)	4,378
78	Genzyme Corp. (D)	5,693
25	Gilead Sciences, Inc. (D)	1,150
232	Impax Laboratories, Inc. (A)(D)(H)	1,855
46	Johnson & Johnson	2,816
20	Myriad Genetics, Inc. (D)	1,232
116	Novavax, Inc. (D)	260
26	Novavax, Inc. Private Placement	60
320	Pharmaceutical Product Development, Inc.	9,911
53	Roche Holding AG	8,149
1,640	Schering-Plough Corp.	23,769
45	Sequenom, Inc. (D)	819
6	Shionogi & Co., Ltd.	107
280	Teva Pharmaceutical Industries Ltd. ADR	12,005
6	UCB S.A.	147
227	Wyeth	7,311

		123,843

	Real Estate — 0.3%
128	British Land Co. plc	1,275
75	Brookfield Asset Management, Inc.	1,352
—	Eurocastle Investment Ltd.	—

		2,627

	Retailing — 2.1%
12	Aeropostale, Inc. (D)	283
12	Best Buy Co., Inc.	308
16	Big Lots, Inc. (D)	396
1,405	Buck Holdings L.P. (A)(D)(H)	1,340
28	Dick’s Sporting Goods, Inc. (D)	432
8	Gap, Inc.	101
65	Home Depot, Inc.	1,536
22	OfficeMax, Inc.	179
732	Staples, Inc.	14,228

		18,803

	Semiconductors & Semiconductor Equipment — 1.0%
4	Applied Materials, Inc.	50
29	Atheros Communications, Inc. (D)	515
12	Cavium Networks, Inc. (D)	153
197	Lam Research Corp. (D)	4,396
26	Marvell Technology Group Ltd. (D)	182
7	Maxim Integrated Products, Inc.	99
186	Varian Semiconductor Equipment Associates, Inc. (D)	3,646

		9,041

	Software & Services — 9.2%
40	Accenture Ltd. Class A	1,306
697	Ariba, Inc. (D)	7,459
40	Automatic Data Processing, Inc.	1,399
34	Autonomy Corp. plc (D)	536
247	BMC Software, Inc. (D)	6,378
112	CACI International, Inc. Class A (D)	4,624
8	Concur Technologies, Inc. (D)	193
254	Electronic Arts, Inc. (D)	5,781
9	Equinix, Inc. (D)	592
6	Google, Inc. (D)	2,199
8	Mastercard, Inc.	1,200
300	McAfee, Inc. (D)	9,766
490	Microsoft Corp.	10,946
14	Netease.com, Inc. (D)	313
26	Nintendo Co., Ltd.	8,261
165	Oracle Corp. (D)	3,016
533	Red Hat, Inc. (D)	7,096
67	SAP AG	2,335
182	Visa, Inc.	10,101
84	Western Union Co.	1,281

		84,782

	Technology Hardware & Equipment — 6.4%
67	Apple, Inc. (D)	7,204
136	Arrow Electronics, Inc. (D)	2,380
42	Canon, Inc.	1,473
575	Cisco Systems, Inc. (D)	10,214
348	Corning, Inc.	3,773
510	Flextronics International Ltd. (D)	2,130
348	FLIR Systems, Inc. (D)	11,175
44	International Business Machines Corp.	4,054
9	Itron, Inc. (D)	422
361	JDS Uniphase Corp. (D)	1,969
17	NCR Corp. (D)	318
13	Nice Systems Ltd. (D)	301
113	Nokia Oyj	1,732
26	Qualcomm, Inc.	991
171	Research In Motion Ltd. (D)	8,647
212	Seagate Technology	1,436
59	Solar Cayman Ltd. (A)(D)(H)	754

		58,973

	Telecommunication Services — 2.0%
141	AT&T, Inc.	3,776
825	MetroPCS Communications, Inc. (D)	11,341
1,740	Vodafone Group plc	3,348

		18,465

	Transportation — 3.0%
9	Burlington Northern Santa Fe Corp.	811
26	C.H. Robinson Worldwide, Inc.	1,351
25	CSX Corp.	1,127
1,067	Delta Air Lines, Inc. (D)	11,712
555	JetBlue Airways Corp. (D)	3,082
48	Ryanair Holdings plc ADR (D)	1,058
233	Singapore Airlines Ltd.	1,785
77	United Parcel Service, Inc. Class B	4,062
277	US Airways Group, Inc. (D)	2,809

		27,797

	Utilities — 0.8%
29	Exelon Corp.	1,578
60	Northeast Utilities	1,358
95	Progress Energy, Inc.	3,744

The accompanying notes are an integral part of these financial statements.

The Hartford Capital Appreciation II Fund

Schedule of Investments — (continued)
October 31, 2008
(000’s Omitted)

			Market
Shares			Value (W)

COMMON STOCK — (continued)

	Utilities — (continued)
35	UGI Corp.		$831

			7,511

	Total common stock (cost $1,233,477)		$884,985

WARRANTS — 0.0%
	Materials — 0.0%
63	TATA Steel Ltd. (H)		$269

	Pharmaceuticals, Biotechnology & Life Sciences — 0.0%
13	Novavax, Inc. (H)		—

	Utilities — 0.0%
19	Suzlon Energy Ltd. (D)(H)		17

	Total warrants (cost $1,043)		$286

EXCHANGE TRADED FUNDS — 0.2%
	Diversified Financials — 0.2%
75	iShares MSCI Emerging Markets Index Fund		$1,917
3	iShares Russell 3000 Index Fund		167

	Total exchange traded funds (cost $1,727)		$2,084

	Total long-term investments (cost $1,236,247)		$887,355

Principal
Amount

SHORT-TERM INVESTMENTS — 4.9%
	Repurchase Agreements — 4.7%

Banc of America Securities TriParty Joint Repurchase Agreement (maturing on 11/03/2008 in the amount of $19,743, collateralized by FHLMC 4.50% — 6.00%, 2023 — 2038, FNMA 4.50% — 6.50%, 2021 — 2038, value of $20,207)

$19,742	0.25% dated 10/31/2008		$19,742
	BNP Paribas Securities Corp. TriParty Joint Repurchase Agreement (maturing on 11/03/2008 in the amount of $2,139, collateralized by FNMA 5.50%, 2037, value of $2,182)
2,139	0.25% dated 10/31/2008		2,139
	Deutsche Bank Securities Joint Repurchase Agreement (maturing on 11/03/2008 in the amount of $86, collateralized by U.S. Treasury Bill 0.50%, 2009, value of $88)
86	0.08% dated 10/31/2008		86

Deutsche Bank Securities TriParty Joint Repurchase Agreement (maturing on 11/03/2008 in the amount of $9,166, collateralized by FHLMC 5.00% — 7.00%, 2020 — 2038, GNMA 6.00% — 7.00%, 2037 — 2038, value of $9,349)

9,166	0.25% dated 10/31/2008		9,166
	JP Morgan Chase TriParty Joint Repurchase Agreement (maturing on 11/03/2008 in the amount of $12,081, collateralized by FNMA 5.00% — 7.00%, 2017 — 2038, value of $12,322)
12,080	0.23% dated 10/31/2008		12,080

			43,213

Shares

	Securities Purchased with Proceeds from Security Lending — 0.2%
	Cash Collateral Reinvestment Fund:
2,247	Goldman Sachs FS Prime Obligation/Institutional Fund		2,247

	Total short-term investments (cost $45,460)		$45,460

	Total investments (cost $1,281,707) (C)	101.1%	$932,815
	Other assets and liabilities	(1.1)%	(10,507)

	Total net assets	100.0%	$922,308

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 20.66% of total net assets at October 31, 2008.

Foreign securities that are principally traded on certain foreign markets are adjusted daily pursuant to a third party pricing service methodology approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of the foreign market but before the close of the New York Stock Exchange.

(C)	At October 31, 2008, the cost of securities for federal income tax purposes was $1,340,913 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$8,802
Unrealized Depreciation	(416,900)

Net Unrealized Depreciation	$(408,098)

(A)	The aggregate value of securities valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Fund’s Board of Directors at October 31, 2008, was $5,069, which represents 0.55% of total net assets. This calculation excludes securities that are principally traded on certain foreign markets and whose prices were adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

(D)	Currently non-income producing.

(G)	Security is partially on loan at October 31, 2008.

(I)	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at October 31, 2008, was $3,527, which represents 0.38% of total net assets.

The accompanying notes are an integral part of these financial statements.

(H)	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period
Acquired	Shares	Security	Cost Basis
06/2007	1,405	Buck Holdings L.P.	$1,406
04/2007 – 05/2008	6,234	Bumi Resources TBK PT	2,012
12/2005 – 11/2007	232	Impax Laboratories, Inc.	2,032
07/2008	13	Novavax, Inc. Warrants	—
03/2007	59	Solar Cayman Ltd. - 144A	878
06/2008	19	Suzlon Energy Ltd. - 144A	109
07/2007 – 12/2007	63	TATA Steel Ltd. - 144A	935

The aggregate value of these securities at October 31, 2008 was $5,355 which represents 0.58% of total net assets.

Forward Foreign Currency Contracts Outstanding at October 31, 2008

				Unrealized
	Market	Contract	Delivery	Appreciation/
Description	Value (W)	Amount	Date	(Depreciation)

British Pound (Buy)	$140	$142	11/03/08	$(2)
British Pound (Buy)	58	59	11/04/08	(1)
British Pound (Sell)	985	1,009	11/04/08	24
British Pound (Buy)	6,745	6,874	11/26/08	(129)
British Pound (Sell)	6,745	6,481	11/26/08	(264)
British Pound (Buy)	2,328	2,535	12/05/08	(207)
British Pound (Sell)	2,328	2,563	12/05/08	235
Canadian Dollar (Buy)	191	189	11/03/08	2
Danish Krone (Buy)	33	33	11/03/08	—
Danish Krone (Sell)	117	118	11/03/08	1
Danish Krone (Buy)	51	52	11/04/08	(1)
Euro (Buy)	1,111	1,128	11/03/08	(17)
Euro (Buy)	163	163	11/04/08	—
Japanese Yen (Sell)	47	47	11/05/08	—
Singapore Dollar (Buy)	1,757	1,755	11/05/08	2
Swedish Krona (Sell)	20	20	11/04/08	—

				$(357)

(W)	See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

The Hartford Checks and Balances Fund

Schedule of Investments
October 31, 2008
(000’s Omitted)

			Market
Shares			Value (W)
AFFILIATED INVESTMENT COMPANIES — 99.4%
EQUITY FUNDS — 67.0%
12,801	The Hartford Capital Appreciation Fund, Class Y		$323,485
21,587	The Hartford Dividend and Growth Fund, Class Y		318,402

	Total equity funds (cost $925,037)		$641,887

FIXED INCOME FUNDS — 32.4%
33,319	The Hartford Total Return Bond Fund, Class Y		$310,203

	Total fixed income funds (cost $348,131)		$310,203

	Total investments in affiliated investment companies (cost $1,273,168)		$952,090

	Total investments (cost $1,273,168) (C)	99.4%	$952,090
	Other assets and liabilities	0.6%	5,604

	Total net assets	100.0%	$957,694

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

(C)	At October 31, 2008, the cost of securities for federal income tax purposes was $1,275,880 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$—
Unrealized Depreciation	(323,790)

Net Unrealized Depreciation	$(323,790)

(W)	See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

The Hartford Conservative Allocation Fund

Schedule of Investments
October 31, 2008
(000’s Omitted)

			Market
Shares			Value (W)
AFFILIATED INVESTMENT COMPANIES — 98.9%
EQUITY FUNDS — 40.3%
909	The Hartford Capital Appreciation Fund, Class Y		$22,981
816	The Hartford Disciplined Equity Fund, Class Y		7,856
898	The Hartford Equity Income Fund, Class Y		9,343
210	The Hartford Fundamental Growth Fund, Class Y		1,637
585	The Hartford Global Growth Fund, Class Y		6,513
272	The Hartford Growth Opportunities Fund, Class Y		5,260
492	The Hartford International Opportunities Fund, Class Y		5,226
256	The Hartford International Small Company Fund, Class Y		1,945
124	The Hartford LargeCap Growth Fund, Class Y		791
199	The Hartford Select MidCap Value Fund, Class Y		1,339
371	The Hartford Select SmallCap Value Fund, Class Y		2,760
602	The Hartford Value Fund, Class Y		5,378

	Total equity funds (cost $96,277)		$71,029

FIXED INCOME FUNDS — 58.6%
1,921	The Hartford Floating Rate Fund, Class Y		$13,696
948	The Hartford High Yield Fund, Class Y		5,240
2,522	The Hartford Income Fund, Class Y		20,860
1,598	The Hartford Inflation Plus Fund, Class Y		15,660
2,640	The Hartford Short Duration Fund, Class Y		24,264
997	The Hartford Strategic Income Fund, Class Y		7,325
1,755	The Hartford Total Return Bond Fund, Class Y		16,342

	Total fixed income funds (cost $119,978)		$103,387

	Total investments in affiliated investment companies (cost $216,255)		$174,416

EXCHANGE TRADED FUNDS — 0.5%
6	Powershares Emerging Markets Sovereign Debt Portfolio ETF		$101
12	SPDR DJ Wilshire International Real Estate ETF		344
10	SPDR DJ Wilshire REIT ETF		437

	Total investments in exchange traded funds (cost $1,283)		$882

	Total investments (cost $217,538) (C)	99.4%	$175,298
	Other assets and liabilities	0.6%	1,065

	Total net assets	100.0%	$176,363

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

(C)	At October 31, 2008, the cost of securities for federal income tax purposes was $218,439 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$—
Unrealized Depreciation	(43,141)

Net Unrealized Depreciation	$(43,141)

(W)	See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

The Hartford Disciplined Equity Fund

Schedule of Investments
October 31, 2008
(000’s Omitted)

		Market
Shares		Value (W)
COMMON STOCK — 98.1%
	Automobiles & Components — 0.2%
52	TRW Automotive Holdings Corp. (D)	$331

	Banks — 3.3%
105	Huntington Bancshares, Inc.	993
32	PNC Financial Services Group, Inc.	2,134
86	Wells Fargo & Co.	2,928

		6,055

	Capital Goods — 4.4%
57	Dover Corp.	1,824
60	Lockheed Martin Corp.	5,086
14	Parker-Hannifin Corp.	533
14	Raytheon Co.	690

		8,133

	Commercial & Professional Services — 0.7%
44	Manpower, Inc.	1,379

	Diversified Financials — 3.2%
21	Capital One Financial Corp.	818
80	Invesco Ltd.	1,199
42	JP Morgan Chase & Co.	1,749
66	Morgan Stanley	1,158
18	Northern Trust Corp.	1,036

		5,960

	Energy — 10.0%
33	Chevron Corp.	2,447
21	ConocoPhillips Holding Co.	1,098
45	Exxon Mobil Corp.	3,298
45	Halliburton Co.	889
53	Hess Corp.	3,179
95	Marathon Oil Corp.	2,770
89	Occidental Petroleum Corp.	4,915

		18,596

	Food & Staples Retailing — 4.3%
39	BJ’s Wholesale Club, Inc. (D)	1,355
82	Supervalu, Inc.	1,170
99	Wal-Mart Stores, Inc.	5,520

		8,045

	Food, Beverage & Tobacco — 5.9%
60	General Mills, Inc.	4,038
38	PepsiCo, Inc.	2,172
108	Philip Morris International, Inc.	4,699

		10,909

	Health Care Equipment & Services — 7.2%
24	Aetna, Inc.	584
77	Covidien Ltd.	3,406
96	McKesson Corp.	3,528
56	Medtronic, Inc.	2,275
69	St. Jude Medical, Inc. (D)	2,628
25	Universal Health Services, Inc. Class B	1,030

		13,451

	Household & Personal Products — 0.5%
16	Kimberly-Clark Corp.	950

	Insurance — 4.7%
74	Allied World Assurance Holdings Ltd.	2,376
76	Assurant, Inc.	1,937
60	Axis Capital Holdings Ltd.	1,703
51	Marsh & McLennan Cos., Inc.	1,507
84	Unum Group	1,323

		8,846

	Materials — 1.4%
21	Mosaic Co.	812
44	Nucor Corp.	1,786

		2,598

	Media — 2.9%
93	DirecTV Group, Inc. (D)	2,027
52	DISH Network Corp. (D)	822
99	Walt Disney Co.	2,572

		5,421

	Pharmaceuticals, Biotechnology & Life Sciences — 16.6%
44	Abbott Laboratories	2,449
80	Amgen, Inc. (D)	4,761
58	Amylin Pharmaceuticals, Inc. (D)	596
173	Bristol-Myers Squibb Co.	3,563
30	Cephalon, Inc. (D)	2,166
106	Eli Lilly & Co.	3,588
129	Forest Laboratories, Inc. (D)	3,001
52	Johnson & Johnson	3,184
73	Merck & Co., Inc.	2,247
106	Schering-Plough Corp.	1,540
50	Watson Pharmaceuticals, Inc. (D)	1,296
78	Wyeth	2,494

		30,885

	Real Estate — 0.8%
103	Annaly Capital Management, Inc.	1,428

	Retailing — 3.8%
311	Gap, Inc.	4,024
43	Staples, Inc.	832
82	TJX Cos., Inc.	2,192

		7,048

	Semiconductors & Semiconductor Equipment — 1.3%
34	Broadcom Corp. Class A (D)	576
45	Intel Corp.	723
49	Lam Research Corp. (D)	1,093

		2,392

	Software & Services — 9.1%
94	Accenture Ltd. Class A	3,117
84	Activision Blizzard, Inc. (D)	1,052
80	BMC Software, Inc. (D)	2,055
205	Microsoft Corp.	4,575
179	Oracle Corp. (D)	3,279
184	Western Union Co.	2,802

		16,880

	Technology Hardware & Equipment — 8.6%
76	Avnet, Inc. (D)	1,267
32	Cisco Systems, Inc. (D)	568
113	Corning, Inc.	1,228
65	Dell, Inc. (D)	790
130	Hewlett-Packard Co.	4,980
111	Ingram Micro, Inc. (D)	1,485
24	International Business Machines Corp.	2,185
—	Nortel Networks Corp. (D)	—
35	Qualcomm, Inc.	1,330
70	Seagate Technology	474
218	Xerox Corp.	1,751

		16,058

	Telecommunication Services — 2.9%
176	AT&T, Inc.	4,712
29	CenturyTel, Inc.	733

		5,445

The accompanying notes are an integral part of these financial statements.

			Market
Shares			Value (W)

COMMON STOCK — (continued)
	Transportation — 2.4%
24	FedEx Corp.		$1,582
24	J.B. Hunt Transport Services, Inc.		676
194	Southwest Airlines Co.		2,288

			4,546

	Utilities — 3.9%
21	Entergy Corp.		1,670
22	Exelon Corp.		1,188
60	FirstEnergy Corp.		3,103
34	PG&E Corp.		1,236

			7,197

	Total common stock (cost $232,044)		$182,553

Principal
Amount

SHORT-TERM INVESTMENTS — 0.4%
	Repurchase Agreements — 0.4%

Banc of America Securities TriParty Joint Repurchase Agreement (maturing on 11/03/2008 in the amount of $378, collateralized by FHLMC 4.50% — 6.00%, 2023 — 2038, FNMA 4.50% — 6.50%, 2021 — 2038, value of $387)

$378	0.25% dated 10/31/2008		$378
	BNP Paribas Securities Corp. TriParty Joint Repurchase Agreement (maturing on 11/03/2008 in the amount of $41, collateralized by FNMA 5.50%, 2037, value of $42)
41	0.25% dated 10/31/2008		41
	Deutsche Bank Securities Joint Repurchase Agreement (maturing on 11/03/2008 in the amount of $2, collateralized by U.S. Treasury Bill 0.50%, 2009, value of $2)
2	0.08% dated 10/31/2008		2

Deutsche Bank Securities TriParty Joint Repurchase Agreement (maturing on 11/03/2008 in the amount of $175, collateralized by FHLMC 5.00% — 7.00%, 2020 — 2038, GNMA 6.00% — 7.00%, 2037 — 2038, value of $179)

175	0.25% dated 10/31/2008		175
	JP Morgan Chase TriParty Joint Repurchase Agreement (maturing on 11/03/2008 in the amount of $231, collateralized by FNMA 5.00% — 7.00%, 2017 — 2038, value of $236)
231	0.23% dated 10/31/2008		231

	Total short-term investments (cost $827)		$827

	Total investments (cost $232,871) (C)	98.5%	$183,380
	Other assets and liabilities	1.5%	2,710

	Total net assets	100.0%	$186,090

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

(C)	At October 31, 2008, the cost of securities for federal income tax purposes was $233,197 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$3,979
Unrealized Depreciation	(53,796)

Net Unrealized Depreciation	$(49,817)

(D)	Currently non-income producing.

Futures Contracts Outstanding at October 31, 2008

				Unrealized
	Number of		Expiration	Appreciation/
Description	Contracts*	Position	Month	(Depreciation)

S&P 500 E-mini futures	40	Long	Dec 2008	$116

* The number of contracts does not omit 000’s.

Cash of $602 was pledged as initial margin deposit for open futures contracts at October 31,2008.

(W)	See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

The Hartford Diversified International Fund

Schedule of Investments
October 31, 2008
(000’s Omitted)

		Market
Shares		Value (W)
COMMON STOCK — 94.1%
	Australia — 1.6%
5	ABC Learning Centres Ltd. (A)(H)	$1
2	Aditya Birla Minerals Ltd.	—
2	Australian Worldwide Exploration Ltd. (D)	4
1	BHP Billiton Ltd.	27
—	Bradken Ltd.	2
2	Centennial Coal Co., Ltd.	4
1	Challenger Financial Services Group Ltd.	1
37	Cockatoo Ridge Wines	1
1	Coffey International Ltd.	1
1	CSL Ltd.	28
5	Emeco Holdings Ltd.	2
—	Felix Resources Ltd.	3
1	Gloucester Coal Ltd.	2
—	Incitec Pivot Ltd.	1
1	Leighton Holdings Ltd.	17
1	MacArthur Coal Ltd.	2
7	Macquarie CountryWide Trust	1
11	Macquarie DDR Trust	1
30	Minara Resources Ltd.	21
2	Mount Gibson Iron Ltd. (D)(H)	1
40	OZ Minerals Ltd.	25
4	PaperlinX Ltd.	4
4	PMP Ltd.	3
—	Rio Tinto Ltd.	23
7	Sigma Pharmaceuticals Ltd.	6
5	Timbercorp Ltd.	2
10	Virgin Blue Holdings Ltd.	2
1	Whitehaven Coal Ltd.	1

		186

	Austria — 0.6%
—	BWIN Interactive Entertainment (D)	4
—	CA Immo International AG	1
2	OMV AG	70

		75

	Belgium — 1.7%
—	AGFA Gevaert N.V.	1
—	Banque National de Belgique	3
—	Bekaert	8
—	Colruyt S.A.	3
1	Delhaize-Le Lion S.A.	43
—	Euronav S.A.	5
15	Hansen Transmissions (D)	25
1	KBC Groep N.V.	58
—	Sipef N.V.	1
—	Tessenderlo Chemie N.V.	9
2	UCB S.A.	45
—	Wereldhave Belgium	2

		203

	Brazil — 2.1%
1	Anglo Ferrous Brazil S.A. ADR (D)(H)	7
7	Banco Itau Holding Financeira S.p.A. ADR	74
5	BM & F Bovespa S.A.	13
—	Companhia Brasileira de Distribuicao Grupo Pao de Acucar ADR	12
1	Companhia Energetica de Minas Gerais	14
1	Companhia Energetica de Minas Gerais ADR	7
3	Companhia Vale do Rio Doce ADR	41
1	Dufry South America Ltd.	5
—	Odontoprev S.A.	4
2	Petroleo Brasileiro S.A. ADR	40
1	Tele Norte Leste Participacoes S.A. ADR	18
—	Usiminas Siderurg	4
1	Votorantim Celulose e Papel S.A. ADR	9
—	Weg S.A.	2

		250

	Canada — 3.2%
1	Agrium U.S., Inc.	42
1	Agrium, Inc.	19
—	Artis Real Estate Investment Trust	4
1	ATS Automation Tooling Systems, Inc. (D)	3
1	Barrick Gold Corp.	14
—	Bird Construction Income Fund	3
—	Canadian Natural Resources Ltd.	10
—	Canadian Natural Resources Ltd. ADR	20
1	Chemtrade Logistics Income Fund	5
—	Constellation Software, Inc.	1
1	EnCana Corp.	31
—	Enerflex Systems Income Fund (D)	2
—	Equitable Group, Inc.	2
1	Gerdau Ameristeel Corp.	3
1	Highpine Oil & Gas Ltd. (D)	6
—	Home Capital Group, Inc.	6
1	InnVest Real Estate Investment Trust	4
—	KHD Humboldt Wedag International Ltd. (D)	4
—	Laurentian Bank of Canada	6
1	Potash Corp. of Saskatchewan, Inc.	60
—	Potash Corp. of Saskatchewan, Inc. ADR	17
1	Quadra Mining Ltd. (D)	2
2	Quest Capital Corp.	3
1	Research In Motion Ltd. (D)	64
1	Rogers Communications, Inc. Class B	20
1	Talisman Energy, Inc.	11
4	Uranium One, Inc. (D)	3
—	Wajax Income Fund	4
3	Yamana Gold, Inc.	13

		382

	Chile — 0.1%
1	Sociedad Quimica Y Minera de Chile S.A.	11

	China — 1.4%
54	China Communications Construction Co., Ltd.	38
5	China Shenhua Energy Co., Ltd.	10
1	Ctrip.Com International Ltd. ADR	21
32	Datang International Power	12
1	Focus Media Holding Ltd. ADR (D)	17
39	Industrial and Commercial Bank of China	18
15	Parkson Retail Group Ltd.	14
18	Shanghai Electric Group Co., Ltd.	6
—	Sohu.com, Inc. (D)	22
8	Wumart Stores, Inc.	6

		164

	Denmark — 0.3%
—	Auriga Industries	2
—	Carlsberg A/S Class B	14
—	TK Development (D)	1
1	Vestas Wind Systems A/S (D)	21

		38

The accompanying notes are an integral part of these financial statements.

		Market
Shares		Value (W)

COMMON STOCK — (continued)
	Egypt — 0.1%
—	Orascom Construction	$8
8	Talaat Moustafa Group Holding (D)	5

		13

	Finland — 1.0%
—	Cramo Oyj	2
—	KCI Konecranes Oyj	7
6	Nokia Oyj	97
—	Nokian Rendaat Oyj	2
1	Tietoenator Oyj (D)	8

		116

	France — 8.6%
—	Air France	4
—	Alstom RGPT	12
—	Altamir Amboise	1
4	AXA S.A.	70
—	Bacou-Dalloz	2
1	BNP Paribas	38
—	Boiron	3
—	Cegereal	2
2	Compagnie Generale de Geophysique-Veritas (D)	38
—	Eramet	4
—	Eurazeo	7
—	Fonciere des Regions	5
2	France Telecom S.A.	58
1	Gaz de France	37
1	Groupe Eurotunnel S.A. (D)	5
2	Michelin (C.G.D.E.) Class B	100
—	Nexans S.A.	5
—	Nexity	3
—	Parrot S.A. (D)	1
1	Peugeot S.A.	22
—	Pinault-Printemps-Redoute S.A.	30
—	Rallye S.A.	7
1	Rexel S.A.	8
3	Rhodia S.A.	24
2	Sanofi-Aventis S.A.	124
—	Schneider Electric S.A.	17
1	Scor Se	9
—	Societe Fonciere, Financiere et de Participations	4
2	Societe Generale Class A	126
2	Thomson Multimedia S.A.	3
2	Total S.A.	87
1	Unibail	90
—	Vallourec	4
1	Vinci S.A.	33
2	Vivendi S.A.	43

		1,026

	Germany — 6.9%
—	Aareal Bank AG	1
—	Allianz SE	33
—	Alstria Office REIT-AG	3
1	BASF SE	25
—	Biotest AG	6
6	Commerzbank AG	60
—	Demag Cranes AG	3
—	Deutsche Beteiligungs AG	1
1	Deutsche Boerse AG	89
1	Deutsche Lufthansa AG	18
3	Deutsche Telekom AG	50
—	Draegerwerk AG & Co.	2
8	E.On AG	293
—	Freenet AG (D)	1
1	Fresenius Medical Care AG & Co.	34
—	Fresenius SE	14
1	GEA Group AG	9
—	Gesco AG	1
—	GFK AG	2
—	Gildemeister	2
—	Grammer AG	2
1	Hochtief AG	20
1	IKB Deut Industriebank (D)	2
—	Interseroh AG	3
—	Jungheinrich AG	1
—	K + S AG	8
—	Kloeckner & Co SE	2
—	Linde AG	21
—	Loewe	1
—	Man AG	3
—	Metro AG	9
—	MTU Aero Engines Holdings AG	5
—	Muenchener Rueckversicherungs- Gesellschaft AG	14
—	Norddeutsche Affinerie	7
—	Phoenix Solar	2
1	Siemens AG	70
—	Tognum AG	3
1	Wirecard (D)	7

		827

	Greece — 0.1%
—	Alfa-Beta Vassilopoulos S.A.	2
—	Athens Water Supply & Sewage	4
—	Sarantis S.A.	1

		7

	Hong Kong — 1.2%
13	Champion REIT	3
3	China Mobile Ltd.	26
—	China Mobile Ltd. ADR	18
4	China Resources Enterprise	8
3	Chow Sang Sang Holdings	1
2	Esprit Holdings Ltd.	11
32	Golden Meditech Co., Ltd.	5
2	Great Eagle Holdings Ltd.	3
4	HKR International Ltd.	1
1	Hong Kong Exchanges & Clearing Ltd.	7
2	Hysan Development Co., Ltd.	3
8	Johnson Electric Holdings Ltd.	2
9	K Wah International Holdings Ltd.	1
89	Kingboard Laminates Holdings	22
7	Next Media Ltd.	1
10	Noble Group Ltd.	8
16	Oriental Press Group	1
19	Pacific Andes International Holdings Ltd.	1
7	Pacific Basin Ship	4
10	Regal Real Estate Investment	1
6	Shangri-La Asia Ltd.	9
22	Sinolink Worldwide Holdings	1
5	Sun Hung Kai & Co., Ltd.	2
3	Tian An China Investments Co., Ltd.	1
—	Vtech Holdings LTD	1

		141

The accompanying notes are an integral part of these financial statements.

The Hartford Diversified International Fund

Schedule of Investments — (continued)
October 31, 2008
(000’s Omitted)

		Market
Shares		Value (W)

COMMON STOCK — (continued)
	India — 1.3%
1	HDFC Bank Ltd.	$79
1	Reliance Industries GDR (I)	78

		157

	Ireland — 0.7%
2	Elan Corp. plc ADR (D)	16
3	Ryanair Holdings plc ADR (D)	62
1	Smurfit Kappa Group plc	2
5	Total Produce plc	2
2	United Drug plc	8

		90

	Israel — 1.2%
1	Israel Chemicals Ltd.	11
3	Teva Pharmaceutical Industries Ltd. ADR	129

		140

	Italy — 1.2%
2	Banco di Desio e della Brianza S.A.	10
9	Enel S.p.A.	61
—	Ifi-Istituto Finanziario Industries (D)	3
14	Intesa Sanpaolo	50
1	Landi Renzo S.p.A.	2
1	Maire Tecnimont S.p.A.	1
25	Pirelli & Co. S.p.A.	9
6	Safilo Group S.p.A.	6
3	Unipol Gruppo Finanziario S.p.A.	6

		148

	Japan — 15.8%
—	Aderans Holdings Co., Ltd.	2
—	Aichi Bank Ltd.	4
1	Aichi Machine Industry Co., Ltd.	2
—	Aiful Corp.	2
—	AOC Holdings, Inc.	1
—	Aoki Holdings, Inc.	2
1	Aoyama Trading Co., Ltd.	7
—	Arcs Co., Ltd.	4
1	Arisawa Manufacturing Co., Ltd.	2
1	ASKA Pharmaceutical Co., Ltd.	6
2	Astellas Pharma, Inc.	89
—	BML, Inc.	4
—	Canon Finetech, Inc.	3
3	Canon, Inc.	98
—	Cawachi Ltd.	3
—	Century Leasing System, Inc.	1
—	Chudenko Corp.	6
1	Chugai Ro Co., Ltd.	2
—	Coca-Cola Central Japan Co., Ltd.	7
—	The Daiei, Inc. (D)	2
3	Daiichi Sankyo Co., Ltd.	70
1	Daiichikosho Co., Ltd.	5
1	DCM Japan Holdings Co., Ltd.	10
—	DTS Corp.	2
—	East Japan Railway Co.	36
1	The Eighteenth Bank Ltd.	3
5	Eisai Co., Ltd.	169
—	F.C.C. Co., Ltd.	1
—	Fast Retailing Co., Ltd.	16
—	Fields Corp.	1
—	Fuji Machine Manufacturing Co.	2
—	Fujikura Ltd.	1
—	Futaba Corp.	3
1	Godo Steel, Ltd.	2
1	Heiwa Corp.	7
—	Hikari Tsushin, Inc.	1
—	Hitachi Systems & Services Ltd.	3
1	Hogy Medical Co., Ltd.	33
7	Honda Motor Co., Ltd.	174
—	INES Corp.	2
—	Itoham Foods, Inc.	1
1	Izumiya Co., Ltd.	7
2	Jaccs Co., Ltd.	2
—	Japan Aviation Electronics Industry, Ltd.	1
—	Japan Tobacco, Inc.	241
—	Kanto Automotive Works Ltd.	4
1	The Kanto Tsukuba Bank Ltd.	4
2	Kinden Corp.	15
—	The Kita-Nippon Bank Ltd.	3
—	Komori Corp.	4
1	Maeda Corp.	3
—	Mimasu Semiconductor Industry Co., Ltd.	2
1	Mitsubishi Corp.	20
4	Mitsubishi Estate Co., Ltd.	71
9	Mitsubishi UFJ Financial Group, Inc.	56
1	Mitsui Fudosan Co., Ltd.	17
—	Mitsui Knowledge Industry Co., Ltd.	1
2	Mitsui Mining Co., Ltd.	3
—	Mitsumi Electric Co., Ltd.	2
1	Nabtesco Corp.	6
1	Nhk Spring Co Ltd.	4
—	Nichicon Corp.	1
—	Nihon Dempa Kogyo Co., Ltd.	1
—	Nihon Kohden Corp.	3
—	Nintendo Co., Ltd.	146
1	Nippo Corp.	4
—	Nippon Denko Co., Ltd.	1
—	Nippon Residential	2
—	Nippon Seiki Co., Ltd.	1
1	Nippon Shokubai Co., Ltd.	6
1	The Nippon Synthetic Chemical Industry Co., Ltd.	2
1	Nishimatsu Construction Co., Ltd.	3
1	Nissan Shatai Co., Ltd.	7
—	Noritsu Koki Co., Ltd.	2
—	NTT DoCoMo, Inc.	22
1	OMC Card, Inc.	1
12	Osaka Gas Co., Ltd.	42
—	Pacific Metals Co., Ltd.	1
1	Press Kogyo Co., Ltd.	2
—	Raysum Co., Ltd.	1
—	Ricoh Leasing Co., Ltd.	3
—	Round One Corp.	2
—	Ryohin Keikaku Co., Ltd.	19
—	Ryosan Co., Ltd.	2
—	Ryoyo Electro Corp.	2
1	Sankyo Co., Ltd.	27
—	Sanyo Denki Co., Ltd.	1
2	Seino Holdings Corp.	8
3	Seven & I Holdings Co., Ltd.	81
—	Shima Seiki Manufacturing Ltd.	5
—	Sumitomo Mitsui Financial Group, Inc.	80
—	Tachi-S Co., Ltd.	2
—	Taikisha Ltd.	2
1	Takefuji Corp.	5

The accompanying notes are an integral part of these financial statements.

		Market
Shares		Value (W)

COMMON STOCK — (continued)

	Japan — (continued)
2	Toagosei Co., Ltd.	$5
—	Tohokushinsha Film Corp.	2
10	Tokyo Gas Co., Ltd.	43
1	Tokyo Steel Manufacturing Co., Ltd.	6
—	Torii Pharmaceutical Co., Ltd.	4
1	Toyo Kohan Co., Ltd.	3
1	Toyota Automotive Body Co., Ltd.	15
—	Toyota Motor Corp.	16
—	TS Technology Co., Ltd.	3
—	Tsuruha Holdings, Inc.	2
—	Uni-Charm Corp.	22
—	Unipres Corp.	3
1	USEN Corp.	2
—	Yahoo Japan Corp.	21
—	Yonekyu Corp.	4

		1,893

	Luxembourg — 0.9%
1	ArcelorMittal ADR	16
1	Colt Telecom Group S.A. (D)	1
1	Millicom International Cellular S.A.	46
2	SES Global S.A.	41
1	Ternium S.A. ADR	5

		109

	Malaysia — 0.2%
11	AMMB Holdings Berhad	7
3	Kulim Malaysia Berhad	4
18	PLUS Expressways Berhad	13
8	Resorts World BHD	5

		29

	Mexico — 0.5%
1	America Movil S.A.B. de C.V. ADR	16
—	Fomento Economico Mexicano S.A.B. De C.V. ADR	5
11	Grupo Financiero Banorte S.A.	19
—	Grupo Televisa S.A. ADR	7
7	Impulsora del Des (D)	6
3	Wal-Mart de Mexico	8

		61

	Netherlands — 2.9%
9	AerCap Holdings N.V. (D)	58
13	Dockwise Ltd. (D)	11
—	Gemalto N.V. (D)	5
2	Koninklijke (Royal) KPN N.V.	24
—	Koninklijke Dsm N.V.	9
—	Koninklijke Ten Cate N.V.	2
1	OCE N.V.	3
1	Ordina N.V.	3
3	Plaza Centers N.V.	1
1	Royal Dutch Shell plc	39
1	SNS Reaal	6
—	TomTom N.V. (D)	3
8	Unilever N.V. CVA	181
—	USG People N.V.	4

		349

	New Zealand — 0.0%
4	New Zealand Oil & Gas Ltd.	3

	Norway — 0.7%
—	Bonheur ASA	4
48	DNO International ASA (D)	32
—	Ementor ASA (D)	1
—	Odim ASA (D)	1
2	Seadrill Ltd.	19
—	Sparebanken Midt-Norge	1
3	Telenor ASA	19
—	TGS Nopec Geophysical Co. ASA (D)	1
1	Veidekke ASA	2

		80

	Panama — 0.2%
1	Copa Holdings S.A. Class A	23

	Papua New Guinea — 0.0%
1	New Britain Palm Oil Ltd.	3

	Peru — 0.1%
1	Compania De Minas Buenaventur ADR	9

	Philippines — 0.0%
—	Philippine Long Distance Telephone Co. ADR	4

	Portugal — 0.1%
1	Novabase SGPS S.A. (D)	6
1	Redes Energeticas Nacionais	3

		9

	Russia — 1.6%
5	OAO Gazprom Class S ADR	100
6	Vimpel-Communications ADR	91

		191

	Singapore — 0.9%
11	DBS Group Holdings Ltd.	84
6	Oversea-Chinese Banking Corp., Ltd.	20
8	Yangzijiang Shipbuilding Holdings	2

		106

	South Africa — 1.2%
3	Adcock Ingram Holdings Ltd. (D)	9
19	African Bank Investments Ltd.	51
2	Aspen Pharmacare Holdings Ltd.	7
—	Impala Platinum Holdings Ltd.	4
5	MTN Group Ltd.	60
3	Truworths International Ltd.	11

		142

	South Korea — 0.0%
—	Kolon Industries, Inc. (D)	3
—	Korea Kumho Petrochemical Co., Ltd.	2

		5

	Spain — 2.1%
5	Banco Bilbao Vizcaya Argentaria S.A.	62
—	Banco De Sabadell S.A.	3
1	Campofrio Alimentacion S.A.	6
—	Construcciones y Auxiliar de	7
—	Corp Financiera Alba	2
4	Iberdrola S.A.	30
—	Prosegur Compania de Seguridad S.A.	2
7	Telefonica S.A.	136

		248

The accompanying notes are an integral part of these financial statements.

The Hartford Diversified International Fund

Schedule of Investments — (continued)
October 31, 2008
(000’s Omitted)

		Market
Shares		Value (W)

COMMON STOCK — (continued)
	Sweden — 1.9%
—	AF Ab Class B	$4
1	Atlas Copco Ab	5
—	BE Group Ab	1
1	Bure Equity Ab	3
1	Hennes & Mauritz Ab	22
—	Investment Ab Latour	2
—	Lundbergforetagen Ab	6
12	Lundin Petroleum Ab (D)	57
1	NCC Ab Class B	5
1	PA Resources Ab (D)	1
—	Peab Industri Ab	2
8	Swedish Match Ab	111
2	Volvo Ab Class B	10

		229

	Switzerland — 10.0%
4	ABB Ltd.	48
—	Acino Holding AG	1
1	Actelion Ltd. (D)	32
1	Adecco S.A.	25
—	Baloise Holding AG	4
—	Basellandschaftliche Kantonalbank	1
—	Bell Holding AG	2
—	Berner Kantonalbank	6
—	Bobst Group (D)	3
2	Clariant AG	11
1	Dufry Group	16
—	Gottex Fund Management Holdings Ltd.	1
3	Julius Baer Holding Ltd.	114
—	Kardex	2
—	Kuoni Reisen Holding AG	6
—	Meyer Burger Technology AG (D)	2
1	Mobilezone Holdings	6
9	Nestle S.A.	342
1	Novartis AG	73
—	Orascom Development Holding AG (D)	2
—	Pargesa Holding S.A.	3
6	Paris RE Holdings Ltd.	85
1	Roche Holding AG	97
—	Romande Energie Holding S.A.	5
—	Schindler Holding-Part Certificates	2
—	Syngenta AG	38
1	Synthes, Inc.	71
—	Temenos Group AG (D)	3
10	UBS AG (D)	170
—	Vetropack Holding	3
—	Zurich Financial Services AG	27

		1,201

	Taiwan — 0.8%
12	Hon Hai Precision Industry Co., Ltd. (I)	60
4	Taiwan Semiconductor Manufacturing Co., Ltd. ADR	30

		90

	Thailand — 0.2%
3	Bangkok Bank plc	5
44	Bank of Ayudhya plc	13

		18

	Turkey — 0.5%
7	Dogan Sirketler Grubu Holding AS	5
2	Haci Omer Sabanci Holding AS	6
2	KOC Holding AS (D)	4
4	Turkcell Iletisim Hizmetleri AS ADR	51

		66

	United Kingdom — 19.5%
3	3I Group plc	25
1	888 Holdings plc	1
5	Admiral Group plc	78
1	Aggreko plc	8
2	Anglo American plc	42
37	Arm Holdings plc	58
1	Ashtead Group plc	1
3	AstraZeneca plc	147
2	AstraZeneca plc ADR	98
4	Autonomy Corp. plc (D)	67
—	Aveva Group plc	4
13	BAE Systems plc	73
3	Barclays Bank plc	10
2	Barratt Developments plc	3
3	Beazley Group plc	5
7	BG Group plc	97
10	BHP Billiton plc	173
8	BP plc	63
1	British American Tobacco plc	22
2	BTG plc (D)	5
3	Cadbury plc	24
5	Capita Group plc	50
1	Catlin Group Ltd.	7
7	Cattles plc	4
—	Clarkson plc	2
1	Computacenter plc	2
4	Croda International plc	32
1	CSR plc (D)	2
2	Drax Group plc	18
24	easyJet plc (D)	120
1	Emerald Energy plc (D)	3
3	Ferrexpo plc	2
2	Galliford Try plc	1
2	Game Group plc	5
4	GlaxoSmithKline plc	75
26	Hays plc	28
1	Hilton Food Group Ltd.	3
1	HMV Group plc	1
8	HSBC Holding plc	95
1	International Personal Finance	3
—	JKX Oil & Gas plc	1
—	Keller Group plc	1
1	Kofax plc	2
7	Lancashire Holdings Ltd.	39
6	Logica plc	6
—	Luminar Group Holdings plc	1
4	Michael Page International plc	13
—	Millennium & Copthorne Hotels plc	2
1	National Grid plc	14
2	Next plc	34
—	Ocean Wilsons Holdings Ltd.	1
1	Paragon Group Companies plc	1
8	Premier Foods plc	3
2	PV Crystalox Solar plc	4
2	Reckitt Benckiser Group plc	73
4	Reed Elsevier plc	37

The accompanying notes are an integral part of these financial statements.

			Market
Shares			Value (W)

COMMON STOCK — (continued)

	United Kingdom — (continued)
8	Regus plc		$6
—	Reuters Group plc		3
21	Rexam plc		126
1	Rio Tinto plc		40
2	ROK plc		3
487	Rolls-Royce Group — C Share Entitlement (A)(H)		—
9	Rolls-Royce Group plc		45
6	J Sainsbury plc		27
1	Southern Reserve, Inc.		3
9	Standard Chartered plc		141
1	Telecom Plus plc		3
12	Tesco plc		65
5	Thomas Cook Group plc		15
2	Trinity Mirror plc		1
6	Tui Travel plc		17
—	Vedanta Resources plc		4
40	Vodafone Group plc		77
1	WH Smith plc		9
6	Wm Morrison Supermarkets		27
1	Xstrata plc		22
5	Yell Group plc		5

			2,328

	United States — 0.7%
1	ACE Ltd.		80
2	WSP Holdings Ltd. (D)		9

			89

	Total common stock (cost $16,372)		$11,259

WARRANTS — 0.1%
	India — 0.1%
—	Citigroup Global Markets — Bharat Heavy Electricals Ltd. (H)		$8
2	Citigroup Global Markets — Piramal Healthcare Ltd. (H)		7

	Total warrants (cost $24)		$15

EXCHANGE TRADED FUNDS — 1.8%
	United States — 1.8%
2	iShares MSCI EAFE Index Fund		$103
3	iShares MSCI Emerging Markets Index Fund		69
1	iShares MSCI South Korea Index Fund		19
1	SPDR S&P International Small Cap		19

	Total exchange traded funds (cost $324)		$210

	Total long-term investments (cost $16,720)		$11,484

Principal			Market
Amount			Value (W)

SHORT-TERM INVESTMENTS — 3.7%
	Repurchase Agreements — 3.7%

Banc of America Securities TriParty Joint Repurchase Agreement (maturing on 11/03/2008 in the amount of $203, collateralized by FHLMC 4.50% — 6.00%, 2023 — 2038, FNMA 4.50% — 6.50%, 2021 — 2038, value of $208)

$203	0.25% dated 10/31/2008		$203
	BNP Paribas Securities Corp. TriParty Joint Repurchase Agreement (maturing on 11/03/2008 in the amount of $22, collateralized by FNMA 5.50%, 2037, value of $22)
22	0.25% dated 10/31/2008		22
	Deutsche Bank Securities Joint Repurchase Agreement (maturing on 11/03/2008 in the amount of $1, collateralized by U.S. Treasury Bill 0.50%, 2009, value of $1)
1	0.08% dated 10/31/2008		1

Deutsche Bank Securities TriParty Joint Repurchase Agreement (maturing on 11/03/2008 in the amount of $94, collateralized by FHLMC 5.00% — 7.00%, 2020 — 2038, GNMA 6.00% — 7.00%, 2037 — 2038, value of $96)

94	0.25% dated 10/31/2008		94
	JP Morgan Chase TriParty Joint Repurchase Agreement (maturing on 11/03/2008 in the amount of $125, collateralized by FNMA 5.00% — 7.00%, 2017 — 2038, value of $127)
125	0.23% dated 10/31/2008		125

	Total short-term investments (cost $445)		$445

	Total investments (cost $17,165) (C)	99.7%	$11,929
	Other assets and liabilities	0.3%	40

	Total net assets	100.0%	$11,969

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 93.44% of total net assets at October 31, 2008.

Foreign securities that are principally traded on certain foreign markets are adjusted daily pursuant to a third party pricing service methodology approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of the foreign market but before the close of the New York Stock Exchange.

(C)	At October 31, 2008, the cost of securities for federal income tax purposes was $18,099 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$64
Unrealized Depreciation	(6,234)

Net Unrealized Depreciation	$(6,170)

(A)	The aggregate value of securities valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Fund’s Board of Directors at October 31, 2008, was $1, which represents 0.01% of total net assets. This calculation excludes securities that are principally traded on certain foreign

The accompanying notes are an integral part of these financial statements.

The Hartford Diversified International Fund

Schedule of Investments — (continued)
October 31, 2008
(000’s Omitted)

markets and whose prices were adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

(D)	Currently non-income producing.

(I)	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at October 31, 2008, was $138, which represents 1.15% of total net assets.

(H)	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period
Acquired	Shares	Security	Cost Basis
06/2008	5	ABC Learning Centres Ltd.	$5
07/2008	1	Anglo Ferrous Brazil S.A. ADR	—
08/2008	—	Citigroup Global Markets — Bharat Heavy Electricals Ltd. - 144A	12
08/2008 – 09/2008	2	Citigroup Global Markets — Piramal Healthcare Ltd. - 144A	12
06/2008	2	Mount Gibson Iron Ltd.	7
06/2008 – 08/2008	487	Rolls-Royce Group — C Share Entitlement	1

The aggregate value of these securities at October 31, 2008 was $24 which represents 0.20% of total net assets.

Forward Foreign Currency Contracts Outstanding at October 31, 2008

				Unrealized
	Market	Contract	Delivery	Appreciation/
Description	Value (W)	Amount	Date	(Depreciation)

Australian Dollar (Sell)	$2	$2	11/03/08	$—
Australian Dollar (Buy)	7	7	11/05/08	—
British Pound (Buy)	29	29	11/03/08	—
British Pound (Sell)	7	7	11/03/08	—
British Pound (Buy)	40	41	11/04/08	(1)
British Pound (Sell)	6	6	11/05/08	—
Canadian Dollar (Buy)	11	11	11/03/08	—
Canadian Dollar (Buy)	4	4	11/04/08	—
Canadian Dollar (Buy)	12	12	11/05/08	—
Canadian Dollar (Buy)	105	122	01/22/09	(17)
Canadian Dollar (Sell)	105	117	01/22/09	12
Danish Krone (Sell)	1	1	11/03/08	—
Danish Krone (Buy)	4	4	11/04/08	—
Danish Krone (Buy)	8	8	11/05/08	—
Euro (Buy)	11	11	11/03/08	—
Euro (Sell)	53	53	11/03/08	—
Euro (Buy)	18	18	11/04/08	—
Euro (Sell)	3	3	11/04/08	—
Euro (Sell)	14	14	11/05/08	—
Hong Kong Dollar (Buy)	21	21	11/03/08	—
Japanese Yen (Buy)	7	7	11/04/08	—
Japanese Yen (Buy)	13	13	11/05/08	—
Japanese Yen (Sell)	1	1	11/06/08	—
Japanese Yen (Buy)	324	300	12/10/08	24
Japanese Yen (Sell)	236	232	12/10/08	(4)
New Zealand Dollar (Buy)	2	2	11/04/08	—
Norwegian Krone (Sell)	—	—	11/03/08	—
Swedish Krona (Sell)	2	2	11/03/08	—
Swedish Krona (Buy)	6	6	11/04/08	—
Swiss Franc (Buy)	6	6	11/03/08	—
Swiss Franc (Sell)	21	21	11/03/08	—
Swiss Franc (Buy)	12	12	11/04/08	—
Swiss Franc (Sell)	26	26	11/05/08	—

				$14

(W)	See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

Diversification by Industry
as of October 31, 2008

Percentage of
Industry	Net Assets
Automobiles & Components	3.1%

Banks	10.5

Capital Goods	6.2

Commercial & Professional Services	1.3

Consumer Durables & Apparel	0.5

Consumer Services	0.7

Diversified Financials	5.4

Energy	7.2

Food & Staples Retailing	2.6

Food, Beverage & Tobacco	8.2

Health Care Equipment & Services	1.5

Household & Personal Products	0.8

Insurance	3.8

Materials	8.7

Media	1.4

Pharmaceuticals, Biotechnology & Life Sciences	10.3

Real Estate	1.9

Retailing	1.9

Semiconductors & Semiconductor Equipment	0.8

Software & Services	2.5

Technology Hardware & Equipment	3.1

Telecommunication Services	6.2

Transportation	2.5

Utilities	4.9

Short-Term Investments	3.7

Other Assets and Liabilities	0.3

Total	100.0%

The accompanying notes are an integral part of these financial statements.

The Hartford Dividend and Growth Fund

Schedule of Investments
October 31, 2008
(000’s Omitted)

		Market
Shares		Value (W)
COMMON STOCK — 96.2%
	Automobiles & Components — 0.8%
1,014	Honda Motor Co., Ltd. ADR	$25,114

	Banks — 2.9%
824	Comerica, Inc.	22,733
202	M&T Bank Corp.	16,374
506	PNC Financial Services Group, Inc.	33,715
621	Synovus Financial Corp.	6,415
424	US Bancorp	12,636
949	Washington Mutual, Inc. Private Placement (A)(H)	53
124	Wells Fargo & Co.	4,209

		96,135

	Capital Goods — 8.2%
1,095	Deere & Co.	42,219
4,390	General Electric Co.	85,639
436	Illinois Tool Works, Inc.	14,568
468	Lockheed Martin Corp.	39,787
62	Masco Corp.	627
308	PACCAR, Inc.	8,997
570	Parker-Hannifin Corp.	22,103
781	Pentair, Inc.	21,587
435	Siemens AG ADR	26,177
659	Spirit Aerosystems Holdings, Inc. (D)	10,622

		272,326

	Commercial & Professional Services — 1.6%
736	Pitney Bowes, Inc.	18,243
1,150	Waste Management, Inc.	35,924

		54,167

	Consumer Services — 0.4%
998	Royal Caribbean Cruises Ltd.	13,537

	Diversified Financials — 7.7%
2,908	Bank of America Corp.	70,295
781	Capital One Financial Corp.	30,564
989	Citigroup, Inc.	13,503
86	Goldman Sachs Group, Inc.	7,927
1,032	JP Morgan Chase & Co.	42,549
1,092	Morgan Stanley	19,079
947	State Street Corp.	41,071
1,909	UBS AG ADR (D)	32,255

		257,243

	Energy — 17.3%
1,309	Anadarko Petroleum Corp.	46,222
635	BP plc ADR	31,570
1,874	Chevron Corp.	139,808
200	ConocoPhillips Holding Co.	10,409
894	EnCana Corp.	45,514
1,409	Exxon Mobil Corp.	104,429
1,555	Marathon Oil Corp.	45,262
522	Schlumberger Ltd.	26,977
1,424	Total S.A. ADR	78,930
1,323	XTO Energy, Inc.	47,566

		576,687

	Food & Staples Retailing — 2.6%
767	Sysco Corp.	20,088
508	Walgreen Co.	12,934
982	Wal-Mart Stores, Inc.	54,794

		87,816

	Food, Beverage & Tobacco — 4.0%
1,203	Altria Group, Inc.	23,089
1,271	Nestle S.A. ADR	48,851
687	PepsiCo, Inc.	39,160
1,028	SABMiller plc	16,604
283	Unilever N.V. NY Shares ADR	6,797

		134,501

	Health Care Equipment & Services — 2.5%
1,344	Medtronic, Inc.	54,191
1,267	UnitedHealth Group, Inc.	30,054

		84,245

	Household & Personal Products — 2.2%
573	Kimberly-Clark Corp.	35,125
598	Procter & Gamble Co.	38,623

		73,748

	Insurance — 4.4%
953	ACE Ltd.	54,681
487	Marsh & McLennan Cos., Inc.	14,291
1,066	Metlife, Inc. (D)	35,402
543	Principal Financial Group, Inc.	10,306
481	Prudential Financial, Inc.	14,444
407	Travelers Cos., Inc.	17,335

		146,459

	Materials — 4.3%
680	Agrium U.S., Inc.	25,815
985	Alcoa, Inc.	11,333
623	Barrick Gold Corp.	14,152
610	Dow Chemical Co.	16,258
1,290	E.I. DuPont de Nemours & Co.	41,272
1,702	International Paper Co.	29,302
725	Rhodia S.A. ADR	6,124

		144,256

	Media — 3.6%
2,069	Comcast Corp. Class A	32,602
756	Comcast Corp. Special Class A	11,658
546	McGraw-Hill Cos., Inc.	14,657
352	New York Times Co. Class A	3,524
1,610	Time Warner, Inc.	16,242
585	Viacom, Inc. Class B (D)	11,828
1,058	Walt Disney Co.	27,389

		117,900

	Pharmaceuticals, Biotechnology & Life Sciences — 10.7%
828	Abbott Laboratories	45,686
926	AstraZeneca plc ADR	39,326
1,910	Bristol-Myers Squibb Co.	39,259
1,977	Eli Lilly & Co.	66,849
1,255	Merck & Co., Inc.	38,833
866	Sanofi-Aventis S.A. ADR	27,373
3,134	Schering-Plough Corp.	45,409
380	Teva Pharmaceutical Industries Ltd. ADR	16,294
1,137	Wyeth	36,602

		355,631

	Retailing — 1.3%
809	Limited Brands, Inc.	9,695
1,751	Staples, Inc.	34,026

		43,721

	Semiconductors & Semiconductor Equipment — 1.5%
1,247	Applied Materials, Inc.	16,099
929	Intel Corp.	14,865
1,436	Maxim Integrated Products, Inc.	19,530

		50,494

The accompanying notes are an integral part of these financial statements.

The Hartford Dividend and Growth Fund

Schedule of Investments — (continued)
October 31, 2008
(000’s Omitted)

			Market
Shares			Value (W)

COMMON STOCK — (continued)
	Software & Services — 3.0%
1,095	Accenture Ltd. Class A		$36,190
830	Automatic Data Processing, Inc.		29,002
1,483	Microsoft Corp.		33,115

			98,307

	Technology Hardware & Equipment — 4.4%
723	Avnet, Inc. (D)		12,107
1,476	Corning, Inc.		15,986
1,002	International Business Machines Corp.		93,184
2,988	Xerox Corp.		23,965

			145,242

	Telecommunication Services — 5.3%
5,265	AT&T, Inc.		140,941
1,173	Verizon Communications, Inc.		34,816

			175,757

	Transportation — 1.9%
602	FedEx Corp.		39,359
1,902	Southwest Airlines Co.		22,402

			61,761

	Utilities — 5.6%
1,315	Dominion Resources, Inc.		47,708
930	Exelon Corp.		50,426
969	FPL Group, Inc.		45,780
969	PG&E Corp.		35,544
307	Veolia Environment ADR		7,655

			187,113

	Total common stock (cost $3,772,317)		$3,202,160

WARRANTS — 0.0%
	Banks — 0.0%
119	Washington Mutual, Inc. Private Placement (A)(H)		$—

	Total warrants (cost $ — )		$—

	Total long-term investments (cost $3,772,317)		$3,202,160

Principal
Amount

SHORT-TERM INVESTMENTS — 3.7%
	Repurchase Agreements — 3.7%

Banc of America Securities TriParty Joint Repurchase Agreement (maturing on 11/03/2008 in the amount of $57,016, collateralized by FHLMC 4.50% — 6.00%, 2023 — 2038, FNMA 4.50% — 6.50%, 2021 — 2038, value of $58,359)

$57,015	0.25% dated 10/31/2008		$57,015
	BNP Paribas Securities Corp. TriParty Joint Repurchase Agreement (maturing on 11/03/2008 in the amount of $6,177, collateralized by FNMA 5.50%, 2037, value of $6,300)
6,177	0.25% dated 10/31/2008		6,177
	Deutsche Bank Securities Joint Repurchase Agreement (maturing on 11/03/2008 in the amount of $248, collateralized by U.S. Treasury Bill 0.50%, 2009, value of $253)
248	0.08% dated 10/31/2008		248

Deutsche Bank Securities TriParty Joint Repurchase Agreement (maturing on 11/03/2008 in the amount of $26,472, collateralized by FHLMC 5.00% — 7.00%, 2020 — 2038, GNMA 6.00% — 7.00%, 2037 — 2038, value of $27,001)

26,471	0.25% dated 10/31/2008		26,471
	JP Morgan Chase TriParty Joint Repurchase Agreement (maturing on 11/03/2008 in the amount of $34,888, collateralized by FNMA 5.00% — 7.00%, 2017 — 2038, value of $35,586)
34,887	0.23% dated 10/31/2008		34,887

	Total short-term investments (cost $124,798)		$124,798

	Total investments (cost $3,897,115) (C)	99.9%	$3,326,958
	Other assets and liabilities	0.1%	3,301

	Total net assets	100.0%	$3,330,259

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 12.71% of total net assets at October 31, 2008.

Foreign securities that are principally traded on certain foreign markets are adjusted daily pursuant to a third party pricing service methodology approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of the foreign market but before the close of the New York Stock Exchange.
(C)	At October 31, 2008, the cost of securities for federal income tax purposes was $3,917,867 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$196,620
Unrealized Depreciation	(787,529)

Net Unrealized Depreciation	$(590,909)

(A)	The aggregate value of securities valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Fund’s Board of Directors at October 31, 2008, was $53, which represents 0.002% of total net assets. This calculation excludes securities that are principally traded on certain foreign markets and whose prices were adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.
(D)	Currently non-income producing.
(H)	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period			Cost
Acquired	Shares	Security	Basis
04/2008	119	Washington Mutual, Inc. Private Placement Warrant	$—
04/2008	949	Washington Mutual, Inc. Private Placement	8,300

The aggregate value of these securities at October 31, 2008 was $53 which represents 0.002% of total net assets.

(W)	See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

The Hartford Equity Growth Allocation Fund

Schedule of Investments
October 31, 2008
(000’s Omitted)

			Market
Shares			Value (W)
AFFILIATED INVESTMENT COMPANIES — 99.1%
EQUITY FUNDS — 99.1%
1,574	The Hartford Capital Appreciation Fund, Class Y		$39,774
1,521	The Hartford Disciplined Equity Fund, Class Y		14,645
594	The Hartford Equity Income Fund, Class Y		6,182
107	The Hartford Fundamental Growth Fund, Class Y		837
1,100	The Hartford Global Growth Fund, Class Y		12,259
491	The Hartford Growth Fund, Class Y		5,901
844	The Hartford Growth Opportunities Fund, Class Y		16,292
1,205	The Hartford International Opportunities Fund, Class Y		12,794
1,226	The Hartford International Small Company Fund, Class Y		9,319
107	The Hartford LargeCap Growth Fund, Class Y		684
1,039	The Hartford Select MidCap Value Fund, Class Y		6,985
2,225	The Hartford Select SmallCap Value Fund, Class Y		16,529
993	The Hartford Small Company Fund, Class Y		13,994
3,790	The Hartford Value Fund, Class Y		33,845

	Total investments in affiliated investment companies (cost $282,880)		$190,040

EXCHANGE TRADED FUNDS — 1.0%
55	SPDR DJ Wilshire International Real Estate ETF		1,555
8	SPDR DJ Wilshire REIT ETF		382

	Total investments in exchange traded funds (cost $3,073)		$1,937

	Total investments (cost $285,953) (C)	100.1%	$191,977
	Other assets and liabilities	(0.1)%	(158)

	Total net assets	100.0%	$191,819

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

(C)	At October 31, 2008, the cost of securities for federal income tax purposes was $286,185 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$—
Unrealized Depreciation	(94,208)

Net Unrealized Depreciation	$(94,208)

(W)	See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

The Hartford Equity Income Fund

Schedule of Investments
October 31, 2008
(000’s Omitted)

		Market
Shares		Value (W)
COMMON STOCK — 97.4%
	Banks — 7.8%
282	PNC Financial Services Group, Inc.	$18,796
569	US Bancorp	16,967
550	Wells Fargo & Co.	18,724

		54,487

	Capital Goods — 7.3%
98	3M Co.	6,301
108	Eaton Corp.	4,795
1,075	General Electric Co.	20,964
206	Illinois Tool Works, Inc.	6,872
242	PACCAR, Inc.	7,067
92	Schneider Electric S.A.	5,533

		51,532

	Commercial & Professional Services — 2.6%
213	Republic Services, Inc.	5,048
432	Waste Management, Inc.	13,491

		18,539

	Diversified Financials — 7.7%
866	Bank of America Corp.	20,922
248	Bank of New York Mellon Corp.	8,083
614	JP Morgan Chase & Co.	25,332

		54,337

	Energy — 15.5%
303	BP plc ADR	15,059
405	Chevron Corp.	30,206
114	ConocoPhillips Holding Co.	5,928
494	Exxon Mobil Corp.	36,595
168	Marathon Oil Corp.	4,889
85	Royal Dutch Shell plc ADR	4,684
212	Total S.A. ADR	11,775

		109,136

	Food & Staples Retailing — 0.4%
214	Supervalu, Inc.	3,047

	Food, Beverage & Tobacco — 9.3%
578	Altria Group, Inc.	11,090
330	ConAgra Foods, Inc.	5,754
87	Diageo plc ADR	5,435
59	Lorillard, Inc.	3,886
351	Nestle S.A. ADR	13,483
159	PepsiCo, Inc.	9,053
244	Philip Morris International, Inc.	10,602
259	Unilever N.V. NY Shares ADR	6,224

		65,527

	Household & Personal Products — 2.1%
244	Kimberly-Clark Corp.	14,981

	Insurance — 5.6%
324	ACE Ltd.	18,562
241	Allstate Corp.	6,365
272	Chubb Corp.	14,083

		39,010

	Materials — 5.2%
103	Air Products and Chemicals, Inc.	5,976
296	Dow Chemical Co.	7,892
199	E.I. DuPont de Nemours & Co.	6,384
293	International Paper Co.	5,042
105	PPG Industries, Inc.	5,192
952	Rexam plc	5,736

		36,222

	Pharmaceuticals, Biotechnology & Life Sciences — 7.0%
114	Abbott Laboratories	6,309
448	Bristol-Myers Squibb Co.	9,208
111	Eli Lilly & Co.	3,737
152	GlaxoSmithKline plc ADR	5,894
1,021	Pfizer, Inc.	18,075
190	Wyeth	6,123

		49,346

	Real Estate — 1.3%
697	Host Hotels & Resorts, Inc.	7,205
77	Kimco Realty Corp.	1,730

		8,935

	Retailing — 4.7%
392	Genuine Parts Co.	15,417
452	Home Depot, Inc.	10,670
126	Sherwin-Williams Co.	7,154

		33,241

	Semiconductors & Semiconductor Equipment — 1.5%
647	Intel Corp.	10,354

	Software & Services — 2.3%
710	Microsoft Corp.	15,854

	Telecommunication Services — 5.8%
834	AT&T, Inc.	22,323
623	Verizon Communications, Inc.	18,477

		40,800

	Transportation — 1.2%
141	Norfolk Southern Corp.	8,476

	Utilities — 10.1%
240	American Electric Power Co., Inc.	7,835
294	Consolidated Edison, Inc.	12,749
395	Dominion Resources, Inc.	14,320
93	Entergy Corp.	7,251
365	FPL Group, Inc.	17,263
198	PG&E Corp.	7,272
138	SCANA Corp.	4,535

		71,225

	Total common stock (cost $826,219)	$685,049

Principal
Amount

SHORT-TERM INVESTMENTS — 2.1%
	Repurchase Agreements — 2.1%

Banc of America Securities TriParty Joint Repurchase Agreement (maturing on 11/03/2008 in the amount of $6,535, collateralized by FHLMC 4.50% — 6.00%, 2023 — 2038, FNMA 4.50% — 6.50%, 2021 — 2038, value of $6,688)

$6,534	0.25% dated 10/31/2008	6,534

The accompanying notes are an integral part of these financial statements.

Principal			Market
Amount			Value (W)

SHORT-TERM INVESTMENTS — (continued)

	Repurchase Agreements — (continued)
	BNP Paribas Securities Corp. TriParty Joint Repurchase Agreement (maturing on 11/03/2008 in the amount of $708, collateralized by FNMA 5.50%, 2037, value of $722)
$708	0.25% dated 10/31/2008		$708
	Deutsche Bank Securities Joint Repurchase Agreement (maturing on 11/03/2008 in the amount of $28, collateralized by U.S. Treasury Bill 0.50%, 2009, value of $29)
28	0.08% dated 10/31/2008		28

Deutsche Bank Securities TriParty Joint Repurchase Agreement (maturing on 11/03/2008 in the amount of $3,034, collateralized by FHLMC 5.00% — 7.00%, 2020 — 2038, GNMA 6.00% — 7.00%, 2037 — 2038, value of $3,095)

3,034	0.25% dated 10/31/2008		3,034
	JP Morgan Chase TriParty Joint Repurchase Agreement (maturing on 11/03/2008 in the amount of $3,999, collateralized by FNMA 5.00% — 7.00%, 2017 — 2038, value of $4,078)
3,999	0.23% dated 10/31/2008		3,999

	Total short-term investments (cost $14,303)		$14,303

	Total investments (cost $840,522) (C)	99.5%	$699,352
	Other assets and liabilities	0.5%	3,742

	Total net assets	100.0%	$703,094

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 10.50% of total net assets at October 31, 2008.

Foreign securities that are principally traded on certain foreign markets are adjusted daily pursuant to a third party pricing service methodology approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of the foreign market but before the close of the New York Stock Exchange.

(C)	At October 31, 2008, the cost of securities for federal income tax purposes was $846,679 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$13,340
Unrealized Depreciation	(160,667)

Net Unrealized Depreciation	$(147,327)

(W)	See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

The Hartford Floating Rate Fund

Schedule of Investments
October 31, 2008
(000’s Omitted)

Principal			Market
Amount			Value (W)
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES — 0.9%
		Finance — 0.9%
		Bayview Financial Acquisition Trust
	$2,600	5.39%, 05/28/2037 (A)(H)(L)	$186
		Goldman Sachs Mortgage Securities Corp.
	16,967	5.55%, 02/01/2009 (H)(L)	15,101
		Helios Finance L.P.
	5,000	6.63%, 10/20/2014 (H)(L)	2,088
		Structured Asset Securities Corp.
	4,453	5.76%, 02/25/2037 (H)(L)	250
		Wells Fargo Home Equity Trust
	4,363	5.51%, 03/25/2037 (H)(L)	396

		Total asset & commercial mortgage backed securities (cost $33,142)	$18,021

CORPORATE BONDS: INVESTMENT GRADE — 0.1%
		Finance — 0.1%
		Unicredito Italiano Capital Trust
	$2,000	9.20%, 10/05/2010 (I)(CC)	$1,360

		Total corporate bonds: investment grade (cost $2,048)	$1,360

CORPORATE BONDS: NON-INVESTMENT GRADE — 1.6%
		Basic Materials — 0.4%
		New Page Corp.
	$5,350	10.00%, 05/01/2012 #	$3,638
		Norske Skog Canada Ltd.
	7,750	8.63%, 06/15/2011 #	4,573

			8,211

		Consumer Cyclical — 0.2%
		Dollarama Group L.P.
	5,000	8.88%, 08/15/2012 #	3,750

		Consumer Staples — 0.1%
		Appleton Papers, Inc.
	2,000	8.13%, 06/15/2011	1,400

		Finance — 0.1%
		LPL Holdings, Inc.
	2,000	10.75%, 12/15/2015 (H)	1,400
		Nuveen Investments, Inc.
	3,000	5.00%, 09/15/2010 #	1,020

			2,420

		Health Care — 0.4%
		HCA, Inc.
	7,000	6.30%, 10/01/2012 #	4,795
		Invacare Corp.
	4,000	9.75%, 02/15/2015 #	3,600

			8,395

		Services — 0.2%
		Affinion Group, Inc.
	5,305	11.50%, 10/15/2015 #	3,183

		Technology — 0.2%
		Level 3 Financing, Inc.
	2,000	6.85%, 02/15/2015 (L)#	910
		NXP B.V./NXP Funding LLC
	5,250	7.50%, 10/15/2013 (L)#	2,310

			3,220

		Total corporate bonds: non-investment grade (cost $47,024)	$30,579

SENIOR FLOATING RATE INTERESTS: NON-INVESTMENT GRADE (V) — 80.4%
		Basic Materials — 10.9%
		Arizona Chemical Co.
	$6,521	4.81%, 02/27/2013 (N)	$4,826
	7,250	8.31%, 02/27/2014 (H)(N)	4,169
		Berry Plastics Holding Co.
	10,398	4.80%, 04/03/2015 (N)	7,582
		Blount, Inc.
	3,992	4.75%, 06/09/2010 (N)	3,593
		Boise Paper Holdings LLC
	6,500	10.00%, 02/20/2015 (H)(N)	4,339
		Brenntag Group
	10,589	5.07%, 12/22/2012 — 01/12/2014 (N)	6,981
	2,411	7.07%, 01/12/2014 (N)	1,712
		Calumet Lubricants Co., L.P.
	805	4.00%, 12/29/2014 (AA)	507
	6,051	6.80%, 01/03/2015 (N)	3,812
		Cenveo, Inc.
	13,763	4.95%, 06/21/2013 — 03/16/2014 (N)	10,047
		Coffeyville Resources
	2,439	6.53%, 12/21/2010 (N)	1,915
	7,876	6.63%, 12/21/2013 (N)	6,182
		Cognis GMBH
	11,000	4.82%, 05/04/2014 (N)	6,820
EUR	1,000	6.96%, 05/04/2014 (N)	784
		Columbian Chemicals Co.
	10,035	7.01%, 03/15/2013 (N)	6,523
		Georgia-Pacific Corp.
	10,087	4.65%, 12/20/2012 (N)	8,389
	4,872	5.37%, 12/20/2013 (N)	3,917
		Goodyear Engineered Products
	7,796	4.00%, 07/31/2014 (N)	5,457
	4,000	5.06%, 07/31/2015 (N)	2,340
	1,117	9.25%, 07/31/2014 (N)	782
		Goodyear Tire & Rubber Co.
	17,750	4.78%, 04/30/2014 (N)	12,499
		Graham Packaging Co., Inc.
	16,819	5.74%, 04/03/2014 (N)	13,529
		Graphic Packaging Corp.
	3,200	5.75%, 08/08/2010 (N)	2,584
		Hexion Specialty Chemicals
	2,654	6.06%, 05/15/2013 (N)	1,834
	12,214	6.19%, 05/15/2013 (N)	8,440
	1,470	7.39%, 05/05/2013 (N)	1,016
		Hexion Specialty Chemicals, European Term Loan
EUR	1,861	5.06%, 05/05/2013 (N)	1,639
		Hexion Specialty Chemicals, Term Loan C5
	988	5.06%, 05/05/2013 (N)	682
		Huntsman International LLC
	18,960	4.97%, 04/19/2014 (N)	16,507

The accompanying notes are an integral part of these financial statements.

Principal			Market
Amount (B)			Value (W)

SENIOR FLOATING RATE INTERESTS: NON-INVESTMENT GRADE (V) — (continued)

		Basic Materials — (continued)
		Ineos Group
	$7,701	5.95%, 12/16/2014 (N)	$4,587
	7,702	6.45%, 02/01/2013 (N)	4,615
		Ineos Group Holdings plc
EUR	500	9.03%, 06/16/2015 (N)	246
		ISP Chemco LLC
	8,823	5.06%, 05/31/2014 (N)	6,882
		Jarden Corp.
	1,336	4.55%, 01/24/2012 (N)	1,053
	115	5.51%, 01/24/2012 (N)	91
	3,922	5.52%, 01/24/2012 (N)	2,941
		John Maneely Co.
	11,218	7.66%, 12/08/2013 (N)	7,984
		Kranson Industries
	3,616	5.46%, 07/31/2013 (N)	2,893
		MacDermid, Inc.
	10,435	5.76%, 04/11/2014 (N)	6,992
		Mega Bloks, Inc.
	8,451	8.75%, 07/26/2012 (H)(N)	4,225
		Newpage Corp.
	3,970	7.00%, 12/21/2014 (N)	3,242
		Novelis, Inc., Canadian Term Loan
	1,003	5.77%, 07/06/2014 (N)	691
		Novelis, Inc., U.S. Term Loan
	2,207	5.77%, 07/06/2014 (N)	1,521
		Smurfit-Stone Container Enterprises, Inc.
	115	3.83%, 11/01/2010 (N)	89
	5,086	4.81%, 11/01/2011 (N)	3,935
	421	4.90%, 11/01/2010 (N)	329
	1,984	5.75%, 11/01/2011 (N)	1,544
		Solo Cup Co.
	3,326	6.56%, 02/27/2011 (N)	2,851
		Verso Paper Holdings LLC
	4,544	5.51%, 07/28/2013 (N)	3,590

			209,708

		Capital Goods — 2.5%
		Ewards Ltd.
	5,918	4.81%, 05/31/2014 (H)(N)	4,438
		Hawker Beechcraft Acquisition Co.
	270	4.80%, 03/27/2014 (N)	171
	4,883	5.76%, 03/27/2014 (N)	3,084
		Lincoln Industries Corp.
	944	5.50%, 07/11/2014 (N)	774
	2,514	6.00%, 07/11/2014 (N)	2,061
	3,500	10.87%, 01/10/2015 (N)	2,625
		MacAndrews Amg Holdings LLC
	9,841	8.87%, 04/17/2012 (H)(N)	4,921
		Nacco Material Handling Group
	8,745	4.82%, 03/22/2013 (H)(N)	6,034
		Scitor Acquisition Corp.
	4,455	7.37%, 09/26/2014 (H)(N)	4,010
		Targus Group International
	8,766	6.56%, 11/22/2012 (H)(N)	4,542
		Vought Aircraft Industries, Inc.
	1,195	4.95%, 12/22/2011 (N)	944
	8,687	5.62%, 12/22/2010 (N)	6,428
		Yankee Candle Co.
	11,531	5.76%, 02/06/2014 (N)	8,124

			48,156

		Consumer Cyclical — 8.8%
		AM General LLC
	12,852	6.19%, 09/30/2013 (N)	8,611
		American Axle & Manufacturing Holdings, Inc.
	10,333	6.27%, 06/14/2012 (N)	5,787
		American General Finance Corp.
	528	5.59%, 09/30/2012 (AA)	355
		Axletech International
	2,856	5.90%, 10/20/2012 (H)(N)	2,199
	2,000	10.39%, 04/20/2013 (H)(N)	1,540
		Brand Energy & Infrastructure Services
	11,332	6.00%, 02/07/2014 (N)	8,499
	1,980	6.96%, 02/07/2014 (N)	1,485
		Contech Construction Products
	4,706	5.00%, 01/31/2013 (H)(N)	2,870
		Custom Building Products
	6,556	5.00%, 10/20/2011 — 04/20/2012 (N)	4,868
		David’s Bridal, Inc.
	4,403	5.76%, 01/25/2014 (N)	3,016
		Delphi Corp.
	16,450	7.25%, 01/15/2009 (F)(N)	13,921
		Dollarama Group L.P.
	5,850	5.17%, 11/18/2011 (N)	4,504
		Easton-Bell Sports, Inc.
	12,926	5.29%, 03/16/2012 (H)(N)	9,565
		Ford Motor Co.
	14,950	7.59%, 12/16/2013 (N)	8,162
		Foster Wheeler LLC
	5,500	4.54%, 09/12/2011 (N)	4,620
		General Motors Corp.
	8,439	5.80%, 11/27/2013 (N)	4,412
		Hanesbrands, Inc.
	3,500	7.27%, 03/05/2014 (N)(Q)	2,748
		Invista B.V.
	10,724	5.17%, 04/30/2010 (N)	8,579
		KIK Custom Products, Inc.
	3,500	8.54%, 11/23/2014 (N)	980
		Lear Corp.
	16,336	5.75%, 04/25/2012 (N)	10,537
		Levi Strauss & Co.
	18,316	6.76%, 03/09/2014 (N)	13,279
		Michaels Stores, Inc.
	8,301	5.46%, 10/31/2013 (N)	4,809
		Mother’s Work, Inc.
	4,203	4.70%, 03/09/2013 (H)(N)	2,942
		Navistar International
	3,733	5.12%, 01/19/2012 (N)	2,607
	10,267	6.42%, 01/17/2012 (N)	7,170
		The Pantry, Inc., Delayed Draw Term Loan
	663	4.87%, 05/14/2014 (H)(N)	451
		The Pantry, Inc., Term Loan B
	2,304	4.87%, 05/14/2014 (H)(N)	1,567
		Roundy’s Supermarkets, Inc.
	8,148	5.87%, 11/03/2011 (N)	6,478
		Sports Authority, Inc.
	6,272	6.01%, 04/25/2013 (H)(N)	4,390

The accompanying notes are an integral part of these financial statements.

The Hartford Floating Rate Fund

Schedule of Investments — (continued)
October 31, 2008
(000’s Omitted)

Principal		Market
Amount		Value (W)

SENIOR FLOATING RATE INTERESTS: NON-INVESTMENT GRADE (V) — (continued)

	Consumer Cyclical — (continued)
	Standard Steel LLC
$314	5.70%, 07/10/2012 (N)	$230
1,560	6.27%, 07/10/2012 (N)	1,139
	Tandus, Inc.
1,698	5.32%, 05/07/2014 (N)	1,044
	Tensar Corp.
3,291	6.92%, 10/28/2012 (H)(N)	2,468
	Toys R Us, Inc.
14,500	6.72%, 11/30/2008 (N)	10,476
	United Subcontractors, Inc.
3,443	8.19%, 12/27/2012 (H)(N)	1,567

		167,875

	Consumer Staples — 2.7%
	American Seafoods Group
1,317	3.50%, 09/30/2011 (AA)	1,152
1,496	4.56%, 09/13/2012 (N)	1,309
12,973	5.51%, 09/30/2012 (N)	11,351
	Dean Foods Co.
6,786	5.26%, 03/29/2014 (N)	5,078
	Dole Food Co., Inc.
2,185	4.69%, 04/12/2013 (N)	1,557
3,542	5.28%, 04/12/2013 (N)	2,523
14,608	5.93%, 04/12/2013 (N)	10,408
	Huish Detergents, Inc.
7,864	5.77%, 04/25/2014 (N)	6,156
	Michael Foods, Inc.
4,653	4.87%, 11/21/2010 (N)	4,048
	OSI Group, Inc., German Term Loan
646	5.76%, 09/02/2011 (N)	633
	OSI Group, Inc., U.S. Term Loan B
4,102	5.76%, 09/02/2011 (N)	4,020
	Van Houtte, Inc., First Lien Term Loan
3,476	6.26%, 07/09/2014 (H)(N)	2,555
	Van Houtte, Inc., Second Lien Term Loan
474	6.26%, 07/09/2014 (N)	349

		51,139

	Energy — 2.2%
	Big West Oil LLC
5,221	4.68%, 02/02/2015 (N)	3,394
4,153	5.00%, 02/02/2015 (N)	2,699
	Lyondell Chemical Co.
12,751	8.04%, 12/22/2014 (N)(Q)	7,535
	Petroleum Geo-Services
3,706	5.51%, 07/03/2015 (N)	2,853
	Quicksilver Resources, Inc.
6,284	7.73%, 08/05/2013 (N)	4,870
	Texas Petrochemicals L.P.
7,344	6.13%, 06/27/2013 (N)	4,994
2,479	6.31%, 06/27/2013 (N)	1,686
	Turbo Beta Ltd.
5,017	14.50%, 03/12/2018 (H)(N)	4,415
	Western Refining, Inc.
12,462	9.17%, 03/06/2014 (N)	9,222

		41,668

	Finance — 5.5%
	Amerigroup Corp.
4,245	5.25%, 03/26/2012 (N)	3,566
	Ashtead Group plc
9,400	4.56%, 08/21/2011 (N)	7,990
	BNY Convergex Group LLC
3,074	6.62%, 09/30/2013 (N)(Q)	2,428
2,192	6.77%, 09/30/2013 (N)	1,732
	BNY Convergex Group LLC & EZE Castle Software
8,214	6.77%, 08/30/2013 (N)	6,489
	Brickman Group Holdings, Inc.
6,907	5.12%, 01/23/2014 (H)(N)	5,296
	Buckeye Check Cashing, Inc.
8,601	6.42%, 05/01/2012 (H)(N)	2,860
	Community Health Systems, Inc.
310	2.25%, 07/25/2014 (AA)(Q)	251
6,061	5.16%, 07/25/2014 (N)(Q)	4,895
	Covanta Holding Corp.
4,529	5.31%, 02/09/2014 (N)	3,719
2,265	5.55%, 02/09/2014 (N)	1,860
	Crescent Resources LLC
19,596	4.50%, 09/07/2012 (N)	6,614
	Dollar Financial Corp., Delayed Draw Term Loan
1,869	6.52%, 10/30/2012 (N)	1,308
	Dollar Financial Corp., Term Loan
2,541	6.52%, 10/30/2012 (H)(N)	1,779
	FSB Holdings, Inc.
1,365	5.82%, 09/29/2013 (N)	1,037
500	9.56%, 03/29/2014 (N)	340
	Golden Gate National
5,447	6.52%, 03/14/2011 (N)	4,466
	HMSC Corp.
3,940	6.27%, 04/03/2014 (H)(N)	1,773
	Hub International Holdings, Inc., Delayed Draw Term Loan
1,265	6.26%, 06/12/2014 (N)	860
	Hub International Holdings, Inc., Term Loan
5,628	6.26%, 06/14/2014 (N)	3,827
	Kar Holdings, Inc.
4,858	6.02%, 10/17/2013 (N)	3,088
	LNR Properties Corp.
24,640	6.04%, 06/29/2009 — 06/29/2011 (N)	12,690
	November Land Investors LLC
1,500	11.95%, 05/09/2012 (H)(N)	150
	Realogy Corp.
2,496	4.47%, 10/05/2013 (AA)	1,591
9,270	6.00%, 10/05/2014 (N)	5,909
	Rent-A-Center, Inc.
9,545	4.81%, 10/26/2012 (N)	7,636
	Sedgwick CMS Holdings, Inc.
7,551	6.01%, 01/31/2013 (N)	6,419
	TransFirst Holdings, Inc.
4,938	5.75%, 06/12/2014 (H)(N)	3,580
1,000	6.00%, 06/12/2015 (H)(N)	740

		104,893

	Health Care — 9.9%
	Advanced Medical Optics, Inc.
8,785	4.76%, 04/02/2014 (N)	6,413

The accompanying notes are an integral part of these financial statements.

Principal			Market
Amount (B)			Value (W)

SENIOR FLOATING RATE INTERESTS: NON-INVESTMENT GRADE (V) — (continued)

		Health Care — (continued)
		AGA Medical Corp.
	$6,408	4.85%, 04/26/2013 (H)(N)	$5,126
		Carestream Health, Inc.
	1,500	5.25%, 10/12/2013 (N)	825
	11,906	5.43%, 04/30/2013 (N)	7,605
		Carl Zeiss
	5,718	5.62%, 03/14/2014 (H)(N)	3,145
EUR	2,500	8.73%, 03/14/2014 (H)(N)	797
		Center for Diagnostic Imaging
	4,694	7.27%, 12/31/2010 (H)(N)	4,412
		DJO Finance LLC
	6,948	6.74%, 04/07/2013 (N)	5,315
		Fresenius SE, Term Loan B
	2,353	7.15%, 10/01/2014 (N)(Q)	2,182
		Fresenius SE, Term Loan B2
	1,647	7.15%, 10/01/2014 (N)(Q)	1,499
		Generics International, Inc.
	2,978	7.26%, 11/19/2014 (H)(N)	2,382
		HCA, Inc.
	11,391	6.01%, 11/17/2013 (N)(Q)	9,396
		Healthcare Partners LLC
	9,995	5.51%, 10/20/2013 (N)	8,345
		HealthSouth Corp.
	5,128	5.50%, 03/10/2013 (N)	4,251
		IASIS Healthcare Capital Corp.
	630	4.48%, 03/15/2014 (AA)	506
	7,830	5.12%, 03/15/2014 — 06/15/2014 (N)	5,997
	6,813	8.76%, 01/15/2014 (N)	5,467
		Invacare Corp.
	1,810	5.60%, 02/07/2013 (N)	1,530
		Inverness Medical Innovation, Inc.
	1,000	4.00%, 06/26/2015 (N)	665
	5,925	4.58%, 06/27/2014 (N)	4,394
		Invitrogen Corp.
	4,440	6.26%, 09/30/2015 (N)(Q)	4,104
		LifePoint Hospitals, Inc.
	7,726	4.44%, 04/15/2012 (N)	6,278
		Multiplan Corp.
	7,032	5.63%, 04/12/2013 (N)	5,204
		National Mentor
	397	4.45%, 06/27/2013 (N)	309
	6,459	5.77%, 06/27/2013 (N)	5,038
		National Renal Institutes, Inc.
	13,152	6.06%, 03/31/2013 (N)	7,234
		Orthofix Holdings, Inc.
	8,283	8.27%, 09/22/2013 (N)	6,958
		Psychiatric Solutions, Inc.
	8,918	4.80%, 07/01/2012 (N)	7,260
		Quintiles Transnational Corp.
	6,810	5.77%, 03/31/2013 (N)	5,431
		Rite Aid Corp.
	12,940	5.01%, 06/01/2014 (N)	9,576
	4,000	6.00%, 06/04/2014 (N)	3,080
		Select Medical Corp.
	1,970	4.63%, 02/24/2012 (N)	1,487
		Select Medical Corp.
	7,671	4.91%, 02/24/2012 (N)	5,792
		Skilled Healthcare Group, Inc.
	4,889	5.25%, 06/15/2012 (N)	3,911
		Sun Healthcare Group, Inc.
	4,738	4.81%, 04/12/2014 — 04/19/2014 (N)	3,317
	529	4.85%, 04/19/2014 (N)	370
		Surgical Care Affiliates LLC
	5,925	5.76%, 12/29/2014 (N)	3,733
		United Surgical Partners International
	1,532	5.62%, 04/19/2014 (N)(Q)	1,027
	7,848	5.89%, 04/19/2014 (N)	5,258
		Vanguard Health Holdings Co. II LLC
	14,295	5.74%, 09/23/2011 (N)	12,103
		Varietal Distribution Merger Sub., Inc.
	2,080	5.67%, 06/29/2014 (N)	1,446
		Viant Holdings, Inc.
	11,336	6.02%, 06/25/2014 (N)	6,575
		Warner Chilcott Corp.
	701	5.62%, 01/18/2012 (N)	585
	3,084	5.76%, 01/18/2012 (N)	2,575
		Youth & Family Centered Services, Inc.
	2,235	6.87%, 07/10/2013 (H)(N)	1,744

			190,647

		Services — 22.4%
		24 Hour Fitness Worldwide, Inc.
	5,855	6.18%, 06/08/2012 (H)(N)	4,274
		Acosta, Inc.
	9,286	5.37%, 12/06/2012 (N)	6,531
		Advanstar Holdings Corp.
	10,800	6.01%, 06/01/2014 (N)	6,480
	2,000	7.80%, 12/01/2014 (H)(N)	550
		Advantage Sales & Marketing, Inc.
	15,633	5.20%, 03/29/2013 (N)	10,787
		Affinion Group, Inc.
	14,049	5.32%, 10/17/2012 (N)	10,888
		Allied Waste Industries, Inc.
	5,436	4.01%, 01/15/2012 (AA)	5,187
		AMC Entertainment, Inc.
	5,840	5.01%, 01/26/2013 (N)	4,405
		Bresnan Communications LLC
	8,000	4.86%, 09/29/2013 (N)	6,240
		Brock Holdings III, Inc.
	3,516	5.76%, 02/21/2014 (N)	2,391
		Cardinal Logistics Management
	5,482	7.25%, 09/23/2013 (H)(N)	3,015
		Carmike Cinemas, Inc.
	5,576	6.31%, 05/19/2012 (N)	4,210
	1,719	6.47%, 09/29/2011 (N)	1,298
		Cebridge Communications LLC
	5,876	6.21%, 11/05/2013 (N)	4,278
	10,000	7.30%, 05/05/2014 (N)	6,400
		Cedar Fair L.P.
	10,534	5.12%, 06/12/2012 — 07/21/2013 (N)	7,621
		Cengage
	5,860	5.62%, 07/05/2014 (N)	4,336
		Centaur LLC
	2,429	9.76%, 10/30/2012 (N)	1,542
	2,055	14.76%, 10/30/2013 (H)(N)	1,028
		Citadel Broadcasting Corp.
	17,000	5.28%, 06/08/2014 (N)	9,010
		Clarke American Corp.
	18,753	6.29%, 02/28/2014 (N)	11,916

The accompanying notes are an integral part of these financial statements.

The Hartford Floating Rate Fund

Schedule of Investments — (continued)
October 31, 2008
(000’s Omitted)

Principal		Market
Amount		Value (W)

SENIOR FLOATING RATE INTERESTS: NON-INVESTMENT GRADE (V) — (continued)

	Services — (continued)
	CMP Susquehanna Corp.
$12,642	5.25%, 03/24/2013 (H)(N)	$4,973
	CSC Holdings, Inc.
3,830	4.57%, 03/29/2013 (N)	3,252
	Cumulus Media, Inc.
16,426	4.01%, 06/01/2014 (N)	9,280
	CW Media Holdings, Inc.
7,920	7.01%, 02/15/2015 (N)	6,336
	Dex Media West LLC, Inc.
8,000	7.54%, 10/24/2014 (N)	4,450
	Emdeon Business Services LLC
5,124	5.76%, 11/16/2013 (N)	3,740
4,000	8.76%, 05/16/2014 (N)	2,600
	Energy Solutions, LLC, Add-On Letter of Credit
1,514	5.47%, 06/07/2013 (N)	1,105
	Energy Solutions, LLC, LC Facility
148	6.01%, 06/07/2013 (N)	108
	Energy Solutions, LLC, Term Loan B
2,500	5.47%, 06/07/2013 (N)	1,825
	Energy Solutions, LLC, Term Loan B2
1,394	6.01%, 06/07/2013 (N)	1,018
	F & W Publications, Inc.
4,500	5.06%, 08/05/2012 (H)(N)	1,125
	F & W Publications, Inc., First Lien Term Loan
7,004	7.46%, 08/05/2012 (H)(N)	3,152
	F & W Publications, Inc., Term Loan B Add-On
1,474	7.46%, 08/05/2012 (N)	663
	Golden Nugget, Inc.
1,455	4.00%, 06/22/2014 (H)(N)(Q)	698
3,750	5.24%, 12/31/2014 (H)(N)	1,313
2,545	6.51%, 06/22/2014 (H)(N)	1,222
	Gray Television, Inc.
11,298	5.04%, 12/31/2014 (N)	5,310
	Greektown Holdings LLC, Incremental Term Loan
2,200	5.75%, 12/03/2012 (N)	1,509
	Greektown Holdings LLC, Term Loan B
2,493	5.75%, 12/03/2012 (N)	1,710
	Green Valley Ranch Gaming LLC
6,560	5.00%, 02/09/2014 (H)(N)	2,624
2,846	6.25%, 02/09/2014 (N)	1,494
	Greenwood Racing, Inc.
8,365	5.43%, 11/14/2011 (N)	6,065
	Hit Entertainment, Inc.
1,475	4.80%, 08/26/2012 (H)(N)	915
	Idearc, Inc.
16,428	5.74%, 11/17/2014 (N)	6,818
	inVentiv Health, Inc.
10,752	5.52%, 07/07/2014 (N)	8,548
	Las Vegas Sands Corp.
2,000	5.52%, 05/23/2013 (N)(Q)	1,136
	Las Vegas Sands Corp., Delayed Draw Term Loan 1
3,709	5.52%, 05/23/2014 (N)	2,107
	Las Vegas Sands Corp., Term Loan B
14,504	5.52%, 05/23/2014 (N)	8,238
	LBI Media, Inc.
10,517	4.62%, 05/01/2012 (H)(N)	5,785
	Medianews Groups, Inc.
3,629	7.07%, 08/02/2013 (N)	2,012
	MGM Mirage, Inc.
12,721	4.86%, 10/03/2011 (H)(N)	8,167
	Nelson Education
5,940	6.26%, 07/05/2014 (H)(N)	4,856
	NEP Supershooters L.P.
7,880	6.01%, 02/13/2014 (N)	5,674
	New World Gaming Partners Ltd.
4,000	9.55%, 03/31/2015 (H)(N)	2,020
	New World Gaming Partners Ltd., Delayed Draw Term Loan
167	6.55%, 09/30/2014 (N)	99
	New World Gaming Partners Ltd., First Lien Term Loan
827	6.55%, 09/30/2014 (N)	491
	Penton Media, Inc.
7,388	5.66%, 02/06/2013 (N)	4,008
4,000	8.42%, 02/06/2014 (H)(N)	1,720
	Philosophy, Inc.
6,488	5.12%, 03/17/2014 (H)(N)	4,260
	Pinnacle Foods
20,209	6.76%, 03/30/2014 (N)	14,437
	R.H. Donnelley, Inc.
5,949	6.75%, 06/30/2011 (N)	3,815
7,433	6.85%, 06/30/2011 (N)	4,748
	Raycom TV Broadcasting, Inc.
14,229	3.69%, 07/27/2013 (H)(N)	11,383
	Readers Digest Association, Inc.
13,178	5.23%, 03/02/2014 (N)	6,984
5,000	5.32%, 03/02/2013 (H)(N)(Q)	2,900
	Regal Cinemas, Inc.
12,888	5.26%, 10/27/2013 (N)	9,660
	Sabre, Inc.
10,380	5.25%, 09/30/2014 (N)	5,824
	Sensata Technologies
11,955	5.26%, 04/21/2013 (N)	7,501
	Sheridan Group, Inc.
8,858	7.00%, 06/15/2014 (N)	7,164
2,000	10.39%, 06/15/2015 (H)(N)	1,360
	Sirius Satellite Radio, Inc.
14,355	5.44%, 09/01/2012 (N)	8,326
	Six Flags, Inc.
6,277	6.06%, 04/30/2015 (N)	4,023
	Southern Graphic Systems
1,810	5.26%, 12/30/2011 (H)(N)	1,321
987	6.27%, 12/30/2011 (H)(N)	720
	Spanish Broadcasting System, Inc.
16,463	4.45%, 06/10/2012 (H)(N)	6,475
	SunGard Data Systems, Inc.
4,634	4.55%, 02/28/2014 (N)	3,536
5,000	6.75%, 02/28/2014 (N)	4,325
	Synagro Technologies, Inc.
3,950	4.81%, 03/28/2014 (N)	2,963
2,000	7.56%, 09/28/2014 (N)	860
	Telesat Canada
5,982	6.34%, 09/01/2014 (N)	4,544
456	6.45%, 09/01/2014 (N)	346

The accompanying notes are an integral part of these financial statements.

Principal		Market
Amount		Value (W)

SENIOR FLOATING RATE INTERESTS: NON-INVESTMENT GRADE (V) — (continued)

	Services — (continued)
	Town Sports International Holdings, Inc.
$5,915	5.25%, 02/27/2014 (H)(N)	$3,549
	Transaction Network Services, Inc.
4,140	4.80%, 05/10/2013 (N)	3,478
	Tribune Co.
4,752	6.00%, 05/18/2009 (N)	3,718
7,667	7.08%, 06/04/2014 (N)	3,423
	United Site Services, Inc.
1,800	8.01%, 06/29/2013 (H)(N)	1,080
	Univision Communications
5,394	5.50%, 03/16/2009 (N)	4,620
	UPC Financing Partnership
13,500	5.47%, 12/31/2014 (N)	9,155
	Venetian Macau Ltd.
4,167	6.02%, 04/06/2012 (N)	2,637
4,701	6.02%, 05/25/2012 — 05/25/2013 (N)(Q)	2,976
	West Corp.
18,436	5.40%, 10/24/2013 (N)	11,730
	WideOpenWest Finance LLC
14,000	5.63%, 07/01/2014 (N)	8,470
5,255	10.93%, 06/29/2015 (H)(N)	2,627
	Wynn Resorts Ltd.
7,500	5.26%, 06/12/2010 (N)	7,050
	Yell Group plc
3,000	6.12%, 02/10/2013 (N)	1,946
	Yonkers Racing Corp.
4,683	10.69%, 08/12/2011 (N)	3,981

		428,468

	Technology — 9.6%
	Alaska Communication Systems Holdings, Inc., Incremental Term Loan
2,190	5.51%, 02/01/2012 (N)	1,759
	Alaska Communication Systems Holdings, Inc., Term Loan
5,995	5.51%, 02/01/2012 (N)	4,816
	Brocade Communications Systems, Inc.
8,333	7.00%, 09/30/2013 (N)	7,291
	Canwest MediaWorks L.P.
4,928	4.81%, 07/10/2014 (N)	3,449
	Caribe Information Investment, Inc.
11,813	5.58%, 03/29/2013 (H)(N)	8,269
	Charter Communications Operating LLC
2,000	5.47%, 04/28/2013 (N)(Q)	1,477
	Cinram International
5,542	4.80%, 05/05/2010 (N)	3,879
	Crown Castle Operating Co.
6,371	5.38%, 03/06/2014 (N)	4,778
	DaVita, Inc.
2,000	4.20%, 10/05/2011 (N)	1,700
	Fleetcor Technologies Operating Co. LLC, Delayed Draw Term Loan
2,285	5.97%, 04/30/2013 (N)	1,531
	Fleetcor Technologies Operating Co. LLC, Term Loan B
6,470	5.97%, 04/30/2013 (N)	4,335
	Freescale Semiconductor, Inc.
6,430	5.47%, 11/28/2013 (N)	4,288
	Gatehouse Media Operating, Inc.
17,791	4.81%, 08/05/2014 (N)(Q)	3,685
5,519	4.98%, 08/05/2014 (N)(Q)	1,143
	Hawaiian Telecom Communications, Inc.
5,958	6.26%, 06/01/2014 (N)	2,867
	Infor Global Solutions
988	6.52%, 07/28/2012 (N)	575
2,000	9.26%, 03/02/2014 (N)	670
3,000	10.01%, 03/02/2014 (N)	953
	Infor Global Solutions, Delayed Draw Term Loan
1,968	7.52%, 07/28/2012 (N)	1,200
	Infor Global Solutions, U.S. Term Loan
3,772	7.52%, 07/28/2012 (N)	2,301
	Intelsat Bermuda Ltd., Term Loan B 2A
3,368	6.65%, 01/03/2014 (N)	2,786
	Intelsat Bermuda Ltd., Term Loan B 2B
3,363	6.65%, 01/03/2014 (N)	2,782
	Intelsat Bermuda Ltd., Term Loan B 2C
3,363	6.65%, 01/03/2014 (N)	2,782
	Intesat Ltd.
3,430	6.65%, 07/03/2012 (N)	2,954
	IPC Systems, Inc.
11,274	6.01%, 05/31/2014 (H)(N)	5,581
	Kronos, Inc.
6,843	6.01%, 06/12/2014 (N)	4,653
	Leap Wireless International, Inc.
3,825	7.26%, 06/17/2013 (N)	3,221
	Level 3 Communications Corp.
11,941	7.00%, 03/01/2014 (N)	8,560
	Mediacom Broadband LLC
7,980	6.50%, 01/03/2016 (N)	6,593
	Mediacom Broadband LLC, Term Loan D1
7,416	5.25%, 01/31/2015 (N)	5,340
	Mediacom Broadband LLC, Term Loan D2
5,324	5.25%, 01/31/2015 (N)	3,833
	Mediacom LLC
8,686	5.00%, 09/30/2012 — 01/31/2015 (N)	6,412
	MetroPCS Wireless, Inc.
9,110	5.18%, 11/04/2013 (N)	7,429
	National Cinemedia, Inc.
9,000	4.57%, 02/13/2015 (N)	6,138
	Ntelos, Inc.
11,284	5.37%, 08/24/2011 (N)	9,629
	One Communications Corp.
7,701	6.89%, 06/30/2012 (N)	4,467
	PAETEC Holding Corp.
5,120	5.62%, 02/09/2013 (N)	3,465
	RCN Corp.
12,442	6.06%, 04/19/2014 (N)	8,896
	Reynolds & Reynolds Co.
9,433	5.17%, 10/24/2012 (N)	5,990
	Time Warner Telecom Holdings, Inc.
8,316	5.12%, 07/01/2013 (N)	6,612
	Verint Systems, Inc.
11,262	6.25%, 05/23/2014 (H)(N)	7,658
	Virgin Media Dover LLC
5,329	5.83%, 09/03/2012 (N)	3,784
	Wind Acquisitions Holdings Finance S.A.
6,163	11.75%, 12/12/2011 (N)	3,513

		184,044

The accompanying notes are an integral part of these financial statements.

The Hartford Floating Rate Fund

Schedule of Investments — (continued)
October 31, 2008
(000’s Omitted)

Principal			Market
Amount			Value (W)

SENIOR FLOATING RATE INTERESTS: NON-INVESTMENT GRADE (V) — (continued)
	Transportation — 3.0%
	Delta Air Lines, Inc.
$4,950	5.00%, 04/25/2012 (N)		$3,151
	Jacobson Cos.
3,950	6.12%, 06/19/2014 (H)(N)		2,344
	Kenan Advantage Group
5,677	3.00%, 12/16/2011 (H)(N)		3,690
	Louis US Holdco, Inc.
828	5.80%, 11/04/2013 (N)		513
2,494	6.17%, 11/04/2013 (N)		1,546
	MacQuarie Aircraft Leasing Finance S.A.
18,744	4.31%, 11/29/2013 (H)(N)(Q)		15,933
4,984	6.81%, 11/29/2013 (H)(N)		4,635
	Northwest Airlines Corp.
9,153	5.00%, 08/21/2013 (N)		7,103
	RailAmerica Transportation
11,270	4.00%, 06/30/2009 (N)		9,974
730	7.88%, 06/30/2009 (N)		646
	United Air Lines, Inc.
6,453	5.65%, 02/01/2014 (N)		3,600
	US Airways Group, Inc.
9,990	5.72%, 03/23/2014 (N)		5,145

			58,280

	Utilities — 2.9%
	Astoria Generating Co. Acquisitions LLC
9,500	6.96%, 08/23/2013 (N)		6,397
	Atlas Pipeline Partners L.P.
9,000	5.68%, 07/27/2014 (N)		7,200
	Calpine Corp.
9,469	6.65%, 03/29/2014 (N)(Q)		7,549
	Dynegy Holdings, Inc., Letter of Credit
10,349	4.62%, 03/30/2013 (N)		7,814
	Dynegy Holdings, Inc., Term Loan
638	4.62%, 03/30/2013 (N)		478
	Kgen LLC
3,274	5.56%, 02/01/2014 (N)		2,128
5,361	6.00%, 02/01/2014 (N)		3,485
	NRG Energy, Inc.
763	3.66%, 06/08/2013 (N)		666
5,781	5.26%, 02/01/2013 (N)		5,045
	Reliant Energy, Inc.
9,000	3.60%, 03/31/2014 (AA)		6,682
	Texas Competitive Electric Holdings Co. LLC
6,860	6.44%, 10/12/2014 (N)		5,371
	TPF Generation Holdings LLC
5,250	8.01%, 12/21/2014 (N)		3,465

			56,280

	Total senior floating rate interests: non-investment grade (cost $2,236,783)		$1,541,158

			Market
Shares			Value (W)

COMMON STOCK — 0.0%
	Utilities — 0.0%
4	Calpine Corp. (D)		$44

	Total common stock (cost $ — )		$44

	Total long-term investments (cost $2,318,997)		$1,591,162

SHORT-TERM INVESTMENTS — 11.8%
	Investment Pools and Funds — 1.2%
23,344	State Street Bank Money Market Fund		$23,344

Principal
Amount

	Repurchase Agreements — 8.1%
	BNP Paribas Securities Corp. Repurchase Agreement (maturing on 11/03/2008 in the amount of $78,512, collateralized by U.S. Treasury Bond 5.50%, 2028, U.S. Treasury Note 7.50%, 2016, value of $79,893)
$78,511	0.15% dated 10/31/2008		78,511
	RBS Greenwich Capital Markets Repurchase Agreement (maturing on 11/03/2008 in the amount of $63,270, collateralized by U.S. Treasury Note 4.13%, 2012, value of $64,539)
63,269	0.10% dated 10/31/2008		63,269
	UBS Securities, Inc. Repurchase Agreement (maturing on 11/03/2008 in the amount of $12,701, collateralized by U.S. Treasury Bond 6.13%, 2027, value of $12,897)
12,701	0.08% dated 10/31/2008		12,701

			154,481

	U.S. Treasury Bills — 2.5%
48,121	0.05%, 11/13/2008 (M)		48,120

	Total short-term investments (cost $225,945)		$225,945

	Total investments (cost $2,544,942) (C)	94.8%	$1,817,107
	Other assets and liabilities	5.2%	99,187

	Total net assets	100.0%	$1,916,294

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 2.29% of total net assets at October 31, 2008.

(C)	At October 31, 2008, the cost of securities for federal income tax purposes was $2,555,553 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$44
Unrealized Depreciation	(738,490)

Net Unrealized Depreciation	$(738,446)

#	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

The accompanying notes are an integral part of these financial statements.

(A)	The aggregate value of securities valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Fund’s Board of Directors at October 31, 2008, was $186, which represents 0.01% of total net assets. This calculation excludes securities that are principally traded on certain foreign markets and whose prices were adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

(AA)	The interest rate disclosed for these securities represents an estimated average coupon as of October 31, 2008.

(CC)	Perpetual maturity security. Maturity date shown is the first call date.

(D)	Currently non-income producing.

(F)	The company is in bankruptcy. The investment held by the fund is not in default.

(I)	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at October 31, 2008, was $1,360, which represents 0.07% of total net assets.

(L)	Variable rate securities; the rate reported is the coupon rate in effect at October 31, 2008.

(M)	The interest rate disclosed for these securities represents the effective yield on the date of acquisition.

(N)	The interest rate disclosed for these securities represents the average coupon as of October 31, 2008.

(Q)	The cost of securities purchased on a when-issued or delayed delivery basis at October 31, 2008 was $25,235.

(V)	Senior floating rate interests in which the Fund invests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate (LIBOR), (ii) the prime rate offered by one or more major United States Banks, or (iii) the bank’s certificate of deposit rate. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. The interest rate indicated is the rate in effect at October 31, 2008.

(B)	All principal amounts are in U.S. dollars unless otherwise indicated.

EUR — Euro

(H)	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period
Acquired	Par	Security	Cost Basis
06/2005 – 09/2007	$5,855	24 Hour Fitness Worldwide, Inc., 6.18%, 06/08/2012	$5,823
06/2007	2,000	Advanstar Holdings Corp., 7.80%, 12/01/2014	2,000
04/2006 – 01/2007	6,408	AGA Medical Corp., 4.85%, 04/26/2013	6,409
02/2007 – 09/2007	7,250	Arizona Chemical Co., 8.31%, 02/27/2014	7,168
01/2006 – 07/2006	2,856	Axletech International, 5.90%, 10/20/2012	2,865
10/2005 – 01/2006	2,000	Axletech International, 10.39%, 04/20/2013	2,003
04/2007	2,600	Bayview Financial Acquisition Trust, 5.39%, 05/28/2037	2,600
02/2008 – 08/2008	6,500	Boise Paper Holdings LLC, 10.00%, 02/20/2015	6,101
01/2007 – 04/2008	6,907	Brickman Group Holdings, Inc., 5.12%, 01/23/2014	6,824
04/2006 – 05/2008	8,601	Buckeye Check Cashing, Inc., 6.42%, 05/01/2012	8,280
03/2007 – 04/2008	5,482	Cardinal Logistics Management, 7.25%, 09/23/2013	5,367
03/2006 – 06/2007	11,813	Caribe Information Investment, Inc., 5.58%, 03/29/2013	11,834
03/2007	5,718	Carl Zeiss, 5.62%, 03/14/2014	5,718
03/2007 –	2,500	Carl Zeiss, 8.73%, 03/14/2014	3,363
08/2007
10/2007 –	2,055	Centaur LLC, 14.76%, 10/30/2013	2,021
10/2008
09/2006 – 04/2008	4,694	Center for Diagnostic Imaging, 7.27%, 12/31/2010	4,503
05/2006 – 09/2006	12,642	CMP Susquehanna Corp., 5.25%, 03/24/2013	12,645
02/2006 – 12/2006	4,706	Contech Construction Products, 5.00%, 01/31/2013	4,709
10/2006 – 11/2006	2,541	Dollar Financial Corp., Term Loan, 6.52%, 10/30/2012	2,545
11/2006 – 05/2007	12,926	Easton-Bell Sports, Inc., 5.29%, 03/16/2012	12,939
05/2007 –	5,918	Ewards Ltd., 4.81%, 05/31/2014	5,763
09/2007
03/2007 – 08/2007	4,500	F & W Publications, Inc., 5.06%, 08/05/2012	4,490
02/2006 – 11/2006	7,004	F & W Publications, Inc., First Lien Term Loan, 7.46%, 08/05/2012	7,011
11/2007	2,978	Generics International, Inc., 7.26%, 11/19/2014	2,948
06/2008 – 07/2008	1,455	Golden Nugget, Inc., 4.00%, 06/22/2014	1,455
06/2007	3,750	Golden Nugget, Inc., 5.24%, 12/31/2014	3,750
06/2007 – 07/2007	2,545	Golden Nugget, Inc., 6.51%, 06/22/2014	2,543
03/2007	16,967	Goldman Sachs Mortgage Securities Corp., 5.55%, 02/01/2009 - Reg D	16,967
02/2007	6,560	Green Valley Ranch Gaming LLC, 5.00%, 02/09/2014	6,590
04/2007	5,000	Helios Finance L.P., 6.63%, 10/20/2014 - 144A	5,000

The accompanying notes are an integral part of these financial statements.

The Hartford Floating Rate Fund

Schedule of Investments — (continued)
October 31, 2008
(000’s Omitted)

Period
Acquired	Par	Security	Cost Basis
08/2005 – 04/2007	$1,475	Hit Entertainment, Inc., 4.80%, 08/26/2012	$1,475
04/2007	3,940	HMSC Corp., 6.27%, 04/03/2014	3,944
05/2007 –	11,274	IPC Systems, Inc., 6.01%, 05/31/2014	11,283
06/2007
06/2007	3,950	Jacobson Cos., 6.12%, 06/19/2014	3,950
12/2005 – 05/2007	5,677	Kenan Advantage Group, 3.00%, 12/16/2011	5,702
04/2006 –	10,517	LBI Media, Inc., 4.62%, 05/01/2012	10,494
01/2007
04/2008 – 08/2008	2,000	LPL Holdings, Inc., 10.75%, 12/15/2015 - 144A	1,926
04/2007 – 01/2008	9,841	MacAndrews Amg Holdings LLC, 8.87%, 04/17/2012	9,686
03/2007 – 05/2007	18,744	MacQuarie Aircraft Leasing Finance S.A., 4.31%, 11/29/2013	18,744
03/2007	4,984	MacQuarie Aircraft Leasing Finance S.A., 6.81%, 11/29/2013	4,984
09/2005 –	8,451	Mega Bloks, Inc., 8.75%, 07/26/2012	8,275
04/2008
	12,721	MGM Mirage, Inc., 4.86%, 10/03/2011	12,613
03/2007	4,203	Mother’s Work, Inc., 4.70%, 03/09/2013	4,203
12/2006 – 06/2007	8,745	Nacco Material Handling Group, 4.82%, 03/22/2013	8,759
07/2007	5,940	Nelson Education, 6.26%, 07/05/2014	5,925
07/2007	4,000	New World Gaming Partners Ltd., 9.55%, 03/31/2015	4,000
05/2006	1,500	November Land Investors LLC, 11.95%, 05/09/2012	1,510
05/2007	663	The Pantry, Inc., Delayed Draw Term Loan, 4.87%, 05/14/2014	663
05/2007	2,304	The Pantry, Inc., Term Loan B, 4.87%, 05/14/2014	2,304
02/2007 – 05/2007	4,000	Penton Media, Inc., 8.42%, 02/06/2014	4,052
03/2007 –	6,488	Philosophy, Inc., 5.12%, 03/17/2014	6,250
10/2007
02/2006 – 05/2007	14,229	Raycom TV Broadcasting, Inc., 3.69%, 07/27/2013	14,225
03/2008	5,000	Readers Digest Association, Inc., 5.32%, 03/02/2013	5,000
09/2007	4,455	Scitor Acquisition Corp., 7.37%, 09/26/2014	4,410
06/2007	2,000	Sheridan Group, Inc., 10.39%, 06/15/2015	2,000
12/2005	1,810	Southern Graphic Systems, 5.26%, 12/30/2011	1,810
03/2007	987	Southern Graphic Systems, 6.27%, 12/30/2011	987
07/2006 – 04/2007	16,463	Spanish Broadcasting System, Inc., 4.45%, 06/10/2012	16,475
10/2006 – 05/2007	6,272	Sports Authority, Inc., 6.01%, 04/25/2013	6,273
03/2007	4,453	Structured Asset Securities Corp., 5.76%, 02/25/2037	4,385
01/2007 – 06/2007	8,766	Targus Group International, 6.56%, 11/22/2012	8,715
10/2005 –	3,291	Tensar Corp., 6.92%, 10/28/2012	3,291
06/2006
06/2007 – 08/2007	5,915	Town Sports International Holdings, Inc., 5.25%, 02/27/2014	5,785
06/2007	4,938	TransFirst Holdings, Inc., 5.75%, 06/12/2014	4,948
06/2007	1,000	TransFirst Holdings, Inc., 6.00%, 06/12/2015	1,000
06/2008 –	5,017	Turbo Beta Ltd., 14.50%, 03/12/2018	5,017
08/2008
07/2006	1,800	United Site Services, Inc., 8.01%, 06/29/2013	1,782
01/2006 – 10/2008	3,443	United Subcontractors, Inc., 8.19%, 12/27/2012	3,441
07/2007	3,476	Van Houtte, Inc., First Lien Term Loan, 6.26%, 07/09/2014	3,476
05/2007 – 09/2007	11,262	Verint Systems, Inc., 6.25%, 05/23/2014	11,153
03/2007	4,363	Wells Fargo Home Equity Trust, 5.51%, 03/25/2037	4,190
06/2007 – 10/2008	5,255	WideOpenWest Finance LLC, 10.93%, 06/29/2015	5,088
07/2006	2,235	Youth & Family Centered Services, Inc., 6.87%, 07/10/2013	2,235

The aggregate value of these securities at October 31, 2008 was $257,634 which represents 13.44% of total net assets.

(W)	See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

The Hartford Fundamental Growth Fund

Schedule of Investments
October 31, 2008
(000’s Omitted)

		Market
Shares		Value (W)
COMMON STOCK — 96.2%
	Capital Goods — 5.9%
5	Caterpillar, Inc.	$187
36	General Electric Co.	704
23	Honeywell International, Inc.	697
14	Precision Castparts Corp.	882
17	Tyco International Ltd.	432

		2,902

	Consumer Durables & Apparel — 2.7%
24	Coach, Inc. (D)(G)	503
15	NIKE, Inc. Class B (G)	841

		1,344

	Consumer Services — 1.0%
8	McDonald’s Corp.	475

	Diversified Financials — 3.2%
16	Capital One Financial Corp.	634
5	Goldman Sachs Group, Inc.	435
13	JP Morgan Chase & Co.	515

		1,584

	Energy — 12.0%
18	Apache Corp.	1,498
6	Devon Energy Corp.	485
6	EOG Resources, Inc.	494
14	Halliburton Co. (G)	277
41	Hercules Offshore, Inc. (D)(G)	296
13	Hess Corp.	759
30	Marathon Oil Corp.	879
24	National Oilwell Varco, Inc. (D)	711
14	Noble Corp.	435
2	Schlumberger Ltd.	119

		5,953

	Food & Staples Retailing — 3.3%
27	CVS/Caremark Corp. (G)	812
15	Wal-Mart Stores, Inc.	832

		1,644

	Food, Beverage & Tobacco — 3.8%
12	PepsiCo, Inc.	684
28	Philip Morris International, Inc.	1,196

		1,880

	Health Care Equipment & Services — 8.4%
37	Coventry Health Care, Inc. (D)	494
17	Covidien Ltd.	757
14	Medtronic, Inc.	548
25	St. Jude Medical, Inc. (D)	951
36	Wellpoint, Inc. (D)	1,384

		4,134

	Household & Personal Products — 1.5%
12	Procter & Gamble Co.	742

	Insurance — 1.9%
22	Aflac, Inc.	956

	Materials — 2.6%
23	Freeport-McMoRan Copper & Gold, Inc. (G)	672
7	Potash Corp. of Saskatchewan, Inc.	623

		1,295

	Media — 1.2%
22	Walt Disney Co. (G)	570

	Pharmaceuticals, Biotechnology & Life Sciences — 10.0%
16	Abbott Laboratories	871
15	Amgen, Inc. (D)	898
23	AstraZeneca plc ADR (G)	960
19	Genzyme Corp. (D)	1,363
14	Johnson & Johnson	847

		4,939

	Retailing — 4.7%
27	Gymboree Corp. (D)(G)	709
26	Kohl’s Corp. (D)	903
36	Staples, Inc. (G)	705

		2,317

	Semiconductors & Semiconductor Equipment — 1.1%
33	Intel Corp.	533

	Software & Services — 11.7%
41	Accenture Ltd. Class A (G)	1,352
2	Google, Inc. (D)	719
74	Microsoft Corp.	1,659
79	Oracle Corp. (D)	1,439
39	Western Union Co.	587

		5,756

	Technology Hardware & Equipment — 17.1%
9	Apple, Inc. (D)	990
87	Cisco Systems, Inc. (D)	1,553
64	Corning, Inc.	695
26	EMC Corp. (D)(G)	302
40	Hewlett-Packard Co.	1,516
13	International Business Machines Corp.	1,162
52	Nokia Corp. (G)	789
17	Qualcomm, Inc.	639
16	Research In Motion Ltd. (D)	817

		8,463

	Telecommunication Services — 2.8%
35	AT&T, Inc.	934
18	NII Holdings, Inc. Class B (D)(G)	461

		1,395

	Transportation — 1.3%
11	Norfolk Southern Corp.	653

	Total common stock (cost $60,400)	$47,535

Principal
Amount

SHORT-TERM INVESTMENTS — 14.1%
	Repurchase Agreements — 3.5%

Banc of America Securities TriParty Joint Repurchase Agreement (maturing on 11/03/2008 in the amount of $777, collateralized by FHLMC 4.50% — 6.00%, 2023 — 2038, FNMA 4.50% — 6.50%,
2021 — 2038, value of $795)

$777	0.25% dated 10/31/2008	$777

The accompanying notes are an integral part of these financial statements.

The Hartford Fundamental Growth Fund

Schedule of Investments — (continued)
October 31, 2008
(000’s Omitted)

Principal			Market
Amount			Value (W)

	BNP Paribas Securities Corp. TriParty Joint Repurchase Agreement (maturing on 11/03/2008 in the amount of $84, collateralized by FNMA 5.50%, 2037, value of $86)
$84	0.25% dated 10/31/2008		$84
	Deutsche Bank Securities Joint Repurchase Agreement (maturing on 11/03/2008 in the amount of $3, collateralized by U.S. Treasury Bill 0.50%, 2009, value of $3)
3	0.08% dated 10/31/2008		3

Deutsche Bank Securities TriParty Joint Repurchase Agreement (maturing on 11/03/2008 in the amount of $361, collateralized by FHLMC 5.00% — 7.00%, 2020 — 2038, GNMA 6.00% — 7.00%, 2037 — 2038, value of $368)

361	0.25% dated 10/31/2008		361
	JP Morgan Chase TriParty Joint Repurchase Agreement (maturing on 11/03/2008 in the amount of $475, collateralized by FNMA 5.00% — 7.00%, 2017 — 2038, value of $485)
475	0.23% dated 10/31/2008		475

			1,700

Shares

	Securities Purchased with Proceeds from Security Lending — 10.6%
	Cash Collateral Reinvestment Fund:
5,246	State Street Navigator Securities Lending Prime Portfolio		5,246

	Total short-term investments (cost $6,946)		$6,946

	Total investments (cost $67,346) (C)	110.3%	$54,481
	Other assets and liabilities	(10.3)%	(5,090)

	Total net assets	100.0%	$49,391

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 6.46% of total net assets at October 31, 2008.

Foreign securities that are principally traded on certain foreign markets are adjusted daily pursuant to a third party pricing service methodology approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of the foreign market but before the close of the New York Stock Exchange.

(C)	At October 31, 2008, the cost of securities for federal income tax purposes was $68,826 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$268
Unrealized Depreciation	(14,613)

Net Unrealized Depreciation	$(14,345)

(D)	Currently non-income producing.

(G)	Security is partially on loan at October 31, 2008.

(W)	See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

The Hartford Global Communications Fund

Schedule of Investments
October 31, 2008
(000’s Omitted)

			Market
Shares			Value (W)
COMMON STOCK — 90.9%
	Argentina — 0.6%
22	Telecom de Argentina ADR (D)		$126

	Brazil — 5.6%
46	Brasil Telecom S.A. ADR		830
30	Tele Norte Leste Participacoes S.A. ADR		405

			1,235

	Canada — 1.3%
8	Telus Corp.		297

	Egypt — 1.1%
13	Mobinil-Egyptian Mobile Service		247

	France — 6.5%
58	France Telecom S.A.		1,452

	Germany — 6.4%
96	Deutsche Telekom AG		1,414

	Indonesia — 2.5%
28	P.T. Telekomunikasi Indonesia ADR		555

	Israel — 5.9%
15	Cellcom Israel Ltd.		427
47	Partner Communications Co., Ltd. ADR		880

			1,307

	Italy — 3.0%
802	Telecom Italia S.p.A.		675

	Luxembourg — 4.5%
25	Millicom International Cellular S.A.		1,008

	Mexico — 1.5%
11	America Movil S.A.B. de C.V. ADR		346

	Russia — 13.9%
41	AFK Sistema GDR		308
33	Mobile Telesystems OJSC ADR		1,276
104	Vimpel-Communications ADR		1,510

			3,094

	South Africa — 5.0%
98	MTN Group Ltd.		1,103

	Spain — 9.1%
36	Telefonica S.A. ADR		2,015

	Turkey — 3.8%
68	Turkcell Iletisim Hizmetleri AS ADR		838

	United States — 20.2%
19	American Tower Corp. Class A (D)		615
24	AT&T, Inc.		632
17	Equinix, Inc. (D)		1,055
58	NII Holdings, Inc. Class B (D)		1,491
105	Qwest Communications International, Inc.		301
55	TW Telecom, Inc. (D)		390

			4,484

	Total common stock (cost $30,120)		$20,196

WARRANTS — 3.4%
	India — 3.4%
57	Citigroup Global Certificate — Bharti Televentures (H)		$757

	Total warrants (cost $650)		$757

PREFERRED STOCK — 3.7%
	Brazil — 3.7%
32	Telemar Norte Leste S.A.		$814

	Total preferred stock (cost $924)		$814

	Total long-term investments (cost $31,694)		$21,767

Principal
Amount

SHORT-TERM INVESTMENTS — 1.3%
	Repurchase Agreements — 1.3%

Banc of America Securities TriParty Joint Repurchase Agreement (maturing on 11/03/2008 in the amount of $134, collateralized by FHLMC 4.50% — 6.00%, 2023 — 2038, FNMA 4.50% — 6.50%, 2021 — 2038, value of $137)

$134	0.25% dated 10/31/2008		$134
	BNP Paribas Securities Corp. TriParty Joint Repurchase Agreement (maturing on 11/03/2008 in the amount of $15, collateralized by FNMA 5.50%, 2037, value of $15)
14	0.25% dated 10/31/2008		14
	Deutsche Bank Securities Joint Repurchase Agreement (maturing on 11/03/2008 in the amount of $1, collateralized by U.S. Treasury Bill 0.50%, 2009, value of $1)
1	0.08% dated 10/31/2008		1

Deutsche Bank Securities TriParty Joint Repurchase Agreement (maturing on 11/03/2008 in the amount of $62, collateralized by FHLMC 5.00% — 7.00%, 2020 — 2038, GNMA 6.00% — 7.00%, 2037 — 2038, value of $63)

62	0.25% dated 10/31/2008		62
	JP Morgan Chase TriParty Joint Repurchase Agreement (maturing on 11/03/2008 in the amount of $82, collateralized by FNMA 5.00% — 7.00%, 2017 — 2038, value of $84)
82	0.23% dated 10/31/2008		82

	Total short-term investments (cost $293)		$293

	Total investments (cost $31,987) (C)	99.3%	$22,060
	Other assets and liabilities	0.7%	160

	Total net assets	100.0%	$22,220

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 77.78% of total net assets at October 31, 2008.

The accompanying notes are an integral part of these financial statements.

The Hartford Global Communications Fund

Schedule of Investments — (continued)
October 31, 2008
(000’s Omitted)

Foreign securities that are principally traded on certain foreign markets are adjusted daily pursuant to a third party pricing service methodology approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of the foreign market but before the close of the New York Stock Exchange.

(C)	At October 31, 2008, the cost of securities for federal income tax purposes was $32,067 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$554
Unrealized Depreciation	(10,561)

Net Unrealized Depreciation	$(10,007)

(D)	Currently non-income producing.

(H)	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period
Acquired	Shares	Security	Cost Basis
08/2005 – 01/2008	57	Citigroup Global Certificate - Bharti Televentures - 144A	$650

The aggregate value of these securities at October 31, 2008 was $757 which represents 3.41% of total net assets.

Forward Foreign Currency Contracts Outstanding at October 31, 2008

				Unrealized
	Market	Contract	Delivery	Appreciation/
Description	Value (W)	Amount	Date	(Depreciation)

Norwegian Krone (Sell)	$660	$670	11/03/08	$10
Norwegian Krone (Sell)	210	213	11/04/08	3
South African Rand (Sell)	106	103	11/06/08	(3)

				$10

(W)	See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

Diversification by Industry
 as of October 31, 2008

Percentage of
Industry	Net Assets
Alternative Carriers	1.8%

Integrated Telecommunication Services	48.3

Internet Software & Services	4.7

Wireless Telecommunication Services	43.2

Short-Term Investments	1.3

Other Assets and Liabilities	0.7

Total	100.0%

The accompanying notes are an integral part of these financial statements.

The Hartford Global Equity Fund

Schedule of Investments
October 31, 2008
(000’s Omitted)

		Market
Shares		Value (W)

COMMON STOCK — 95.4%
	Automobiles & Components — 1.2%
3	Ford Motor Co. (D)	$8
4	Honda Motor Co., Ltd.	101
1	Michelin (C.G.D.E.) Class B	44
1	Peugeot S.A.	20

		173

	Banks — 7.6%
2	Banco Bilbao Vizcaya Argentaria S.A.	28
6	Banco Itau Holding Financeira S.p.A. ADR	69
15	Bangkok Bank plc	31
2	Bank of Nova Scotia	58
1	BNP Paribas	41
10	Citizens Republic Bancorp, Inc.	28
8	Commerzbank AG	83
15	DBS Group Holdings Ltd.	118
6	DNB Nor ASA	36
4	First National Financial, Inc.	32
1	HDFC Bank Ltd.	33
2	Huntington Bancshares, Inc.	15
1	KBC Groep N.V.	27
7	National City Corp.	19
1	PNC Financial Services Group, Inc.	60
6	Popular, Inc.	49
1	Societe Generale Class A	61
3	Sparebanken Midt-Norge	11
4	Standard Chartered plc	72
—	Sumitomo Mitsui Financial Group, Inc.	40
1	Toronto-Dominion Bank	52
1	Toronto-Dominion Bank ADR	59
2	Wells Fargo & Co.	54

		1,076

	Capital Goods — 5.1%
—	Alstom RGPT	7
—	AMETEK, Inc.	9
1	Atlas Copco Ab	5
—	Carlisle Cos., Inc.	3
1	Cubic Corp.	13
2	Danaher Corp.	144
—	Esterline Technologies Corp. (D)	14
—	Flowserve Corp.	4
—	General Dynamics Corp.	16
4	General Electric Co.	73
5	Hino Motors Ltd.	12
1	Hochtief AG	22
2	Honeywell International, Inc.	47
—	Hyundai Heavy Industries (D)	5
—	Illinois Tool Works, Inc.	12
1	Lockheed Martin Corp.	86
1	Pentair, Inc.	17
—	Precision Castparts Corp.	15
610	Rolls-Royce Group - C Share Entitlement (A)(H)	—
11	Rolls-Royce Group plc	56
2	Siemens AG	93
—	SPX Corp.	4
—	United Technologies Corp.	22
1	Vinci S.A.	36
1	Volvo Ab Class B	7

		722

	Commercial & Professional Services — 0.0%
3	Agrenco, Ltd. (D)	—
—	Manpower, Inc.	7

		7

	Consumer Durables & Apparel — 0.5%
—	Adidas-Salomon AG	8
1	American Apparel, Inc. (D)	9
29	China Dongxiang Group Co.	8
—	CIE Financiere Richemont S.A.	4
—	Fossil, Inc. (D)	5
1	Iconix Brand Group, Inc. (D)	7
1	Newell Rubbermaid, Inc.	19
16	Peace Mark Holdings Ltd. (A)(H)	—
—	Reinet Investments S.A. (D)	—
—	Reinet Investments Temporary Shares (A)(D)	2
—	Under Armour, Inc. Class A (D)	6

		68

	Consumer Services — 0.4%
—	Accor S.A.	1
—	Apollo Group, Inc. Class A (D)	9
26	Banyan Tree Holdings Ltd.	9
84	NagaCorp Ltd.	14
—	Orascom Development Holding AG (D)	5
6	Shangri-La Asia Ltd.	8
—	Strayer Education, Inc.	9

		55

	Diversified Financials — 5.7%
18	Aberdeen Asset Management plc	28
3	African Bank Investments Ltd.	9
1	Ameriprise Financial, Inc.	29
84	AMMB Holdings Berhad	51
2	Bank of America Corp.	36
4	BM & F Bovespa S.A.	10
2	Capital One Financial Corp.	67
1	Deutsche Boerse AG	106
8	Discover Financial Services, Inc.	97
1	Goldman Sachs Group, Inc.	65
—	Groupe Bruxelles Lambert S.A.	13
3	Invesco Ltd.	45
2	JP Morgan Chase & Co.	99
2	Julius Baer Holding Ltd.	91
1	MSCI, Inc. (D)	16
2	UBS AG (D)	41

		803

	Energy — 10.0%
2	Aventine Renewable Energy Holdings, Inc. (D)	4
1	Baker Hughes, Inc.	23
2	BG Group plc	33
1	BP plc ADR	25
—	Cabot Oil & Gas Corp.	10
2	Canadian Natural Resources Ltd. ADR	123
1	Canadian Oil SandsTrust	18
—	Chesapeake Energy Corp.	7
1	Chevron Corp.	51
9	China Shenhua Energy Co., Ltd.	17
—	Compagnie Generale de Geophysique-Veritas (D)	8
—	ConocoPhillips Holding Co.	25
—	Consol Energy, Inc.	12
—	Devon Energy Corp.	15
—	EnCana Corp.	18

The accompanying notes are an integral part of these financial statements.

The Hartford Global Equity Fund

Schedule of Investments — (continued)
October 31, 2008
(000’s Omitted)

		Market
Shares		Value (W)

COMMON STOCK — (continued)

	Energy — (continued)
—	Eni S.p.A. ADR	$19
1	EOG Resources, Inc.	110
1	Exxon Mobil Corp.	70
1	Halliburton Co.	14
—	Hess Corp.	13
—	Husky Energy, Inc.	10
—	Japan Petroleum Exploration Co., Ltd.	6
—	Lukoil ADR	12
8	Lundin Petroleum Ab (D)	37
—	Marathon Oil Corp.	14
—	Newfield Exploration Co. (D)	6
2	Noble Energy, Inc.	82
5	OAO Gazprom Class S ADR	100
1	Occidental Petroleum Corp.	31
2	OMV AG	71
—	Peabody Energy Corp.	10
—	Petro-Canada	9
1	Petroleo Brasileiro S.A. ADR	22
—	Range Resources Corp.	17
1	Reliance Industries GDR (I)	60
1	Royal Dutch Shell plc ADR	45
1	Schlumberger Ltd.	34
2	Seadrill Ltd.	24
1	StatoilHydro ASA-ADR	18
2	Suncor Energy, Inc.	49
1	Suncor Energy, Inc. ADR	15
1	Talisman Energy, Inc.	8
1	Total S.A. ADR	37
—	Transocean, Inc.	18
—	Valero Energy Corp.	9
2	Weatherford International Ltd. (D)	29
—	Williams Cos., Inc.	3
—	Woodside Petroleum Ltd.	12
—	XTO Energy, Inc.	15

		1,418

	Food & Staples Retailing — 1.8%
—	Companhia Brasileira de Distribuicao Grupo Pao de Acucar ADR	5
—	CVS/Caremark Corp.	9
—	Kroger Co.	10
1	Seven & I Holdings Co., Ltd.	37
1	Tesco plc	8
1	Walgreen Co.	31
3	Wal-Mart Stores, Inc.	154

		254

	Food, Beverage & Tobacco — 7.9%
—	Carlsberg A/S Class B	17
5	China Mengniu Dairy Co.	4
—	Coca-Cola Co.	14
5	Cockatoo Ridge Wines	—
—	Groupe Danone	22
—	Hormel Foods Corp.	3
—	Japan Tobacco, Inc.	309
5	Laep Investments Ltd. (D)	1
—	Molson Coors Brewing Co.	3
6	Nestle S.A.	233
—	PepsiCo, Inc.	17
—	Pernod-Ricard	16
2	Philip Morris International, Inc.	108
16	Premier Foods plc	7
—	Ralcorp Holdings, Inc. (D)	4
1	Sadia S.A. ADR	6
1	Sunopta, Inc. (D)	6
8	Swedish Match Ab	111
10	Unilever N.V. CVA	242
40	Yantai North Andre	1

		1,124

	Health Care Equipment & Services — 4.4%
1	Baxter International, Inc.	36
1	Beckman Coulter, Inc.	25
—	Brookdale Senior Living, Inc.	1
1	Cardinal Health, Inc.	23
1	Coventry Health Care, Inc. (D)	18
2	Covidien Ltd.	76
—	Eclipsys Corp. (D)	7
2	Health Management Associates, Inc. Class A (D)	4
1	Humana, Inc. (D)	18
2	McKesson Corp.	78
3	Medtronic, Inc.	127
1	St. Jude Medical, Inc. (D)	29
—	Sunrise Senior Living, Inc. (D)	—
—	Synthes, Inc.	26
4	Tenet Healthcare Corp. (D)	16
6	UnitedHealth Group, Inc.	136

		620

	Household & Personal Products — 0.7%
1	Avon Products, Inc.	36
—	Beiersdorf AG	24
—	Herbalife Ltd.	2
1	Reckitt Benckiser Group plc	40

		102

	Insurance — 4.0%
4	ACE Ltd.	211
1	Admiral Group plc	16
—	Alleghany Corp. (D)	53
—	Assurant, Inc.	8
4	AXA S.A.	79
1	Everest Re Group Ltd.	90
1	Metlife, Inc. (D)	23
1	Paris RE Holdings Ltd.	15
2	Travelers Cos., Inc.	68

		563

	Materials — 6.1%
1	Agrium U.S., Inc.	50
2	Agrium, Inc.	69
1	BHP Billiton Ltd. ADR	26
6	BHP Billiton plc	94
12	Companhia Vale do Rio Doce ADR	157
1	Eurasian Natural Resources Corp.	6
1	FMC Corp.	45
—	Freeport-McMoRan Copper & Gold, Inc.	12
106	Huabao International Holdings Ltd.	68
—	Mosaic Co.	15
20	OZ Minerals Ltd.	13
—	Potash Corp. of Saskatchewan, Inc.	32
1	Potash Corp. of Saskatchewan, Inc. ADR	42
—	Praxair, Inc.	30
7	Rexam plc	41
4	Rhodia S.A.	35

The accompanying notes are an integral part of these financial statements.

		Market
Shares		Value (W)

COMMON STOCK — (continued)

	Materials — (continued)
1	Sealed Air Corp.	$20
1	Severstal GDR (K)	5
16	Smurfit-Stone Container Corp. (D)	21
—	Syngenta AG	23
1	Umicore	14
1	Uralkali (K)	16
1	Usinas Siderurgicas De Minas Gerais S.A.	10
2	Vedanta Resources plc	28

		872

	Media — 1.9%
—	Arbitron, Inc.	4
1	Comcast Corp. Class A	18
—	DirecTV Group, Inc. (D)	8
—	DreamWorks Animation SKG, Inc. (D)	10
—	Elsevier N.V.	4
1	Focus Media Holding Ltd. ADR (D)	19
1	Informa Group plc	4
—	McGraw-Hill Cos., Inc.	5
1	MDC Partners, Inc. Class A (D)	2
—	News Corp. Class A	5
—	Omnicom Group, Inc.	5
1	Reed Elsevier plc	13
—	Regal Entertainment Group	5
—	Scripps Networks Interactive Class A	2
2	SES Global S.A.	41
1	Time Warner, Inc.	5
4	Viacom, Inc. Class B (D)	78
1	Vivendi S.A.	14
1	Walt Disney Co.	20

		262

	Pharmaceuticals, Biotechnology & Life Sciences — 12.0%
1	Abbott Laboratories	75
1	Amgen, Inc. (D)	80
1	Amylin Pharmaceuticals, Inc. (D)	15
2	Astellas Pharma, Inc.	92
1	AstraZeneca plc	41
2	AstraZeneca plc ADR	97
1	Barr Pharmaceuticals, Inc. (D)	76
2	Bristol-Myers Squibb Co.	47
—	Celgene Corp. (D)	31
1	Cephalon, Inc. (D)	52
3	Daiichi Sankyo Co., Ltd.	54
4	Eisai Co., Ltd.	133
4	Elan Corp. plc ADR (D)	29
3	Eli Lilly & Co.	92
1	Forest Laboratories, Inc. (D)	32
1	Genentech, Inc. (D)	44
—	H. Lundbeck A/S	7
—	Ipsen	16
1	Laboratorios Almiral S.A.	8
1	Medicines Co. (D)	18
1	Merck & Co., Inc.	42
—	OSI Pharmaceuticals, Inc. (D)	15
1	Regeneron Pharmaceuticals, Inc. (D)	18
1	Sanofi-Aventis S.A.	45
2	Sanofi-Aventis S.A. ADR	66
10	Schering-Plough Corp.	143
4	Shionogi & Co., Ltd.	60
2	Teva Pharmaceutical Industries Ltd. ADR	101
2	UCB S.A.	47
1	Vertex Pharmaceuticals, Inc. (D)	16
1	Watson Pharmaceuticals, Inc. (D)	16
3	Wyeth	97

		1,705

	Real Estate — 1.7%
—	AMB Property Corp.	5
—	Boston Properties, Inc.	4
6	Brasil Brokers Participacoes (D)	7
1	British Land Co. plc	6
—	Brookfield Asset Management, Inc.	6
—	Brookfield Properties Corp.	2
2	Central China RE (D)	—
10	China Overseas Land & Investment Ltd.	11
1	China Resources Land Ltd.	1
1	Dawnay Day Treveria plc	—
—	Derwent London plc	2
—	Douglas Emmett, Inc.	1
—	Eurocastle Investment Ltd.	—
—	Forest City Enterprises, Inc. Class A	1
—	Gagfah S.A.	1
—	General Growth Properties, Inc.	1
—	Great Portland Estates plc	—
—	Hammerson plc	2
1	Hopson Development Holdings Ltd.	—
3	Host Hotels & Resorts, Inc.	33
1	Kerry Properties Ltd.	1
—	Kimco Realty Corp.	10
4	Mitsubishi Estate Co., Ltd.	71
1	Mitsui Fudosan Co., Ltd.	9
—	Ntt Urban Development Corp.	1
—	Patrizia Immobilien AG	—
—	Simon Property Group, Inc.	5
3	Sino-Ocean Land Holdings Ltd.	1
—	Songbird Estates plc (D)	—
—	Spazio Investment N.V.	1
—	Sun Hung Kai Properties Ltd.	3
—	Trisul S.A.	—
—	Unibail	51
—	Vornado Realty Trust	4

		240

	Retailing — 2.6%
—	Advance Automotive Parts, Inc.	8
—	American Eagle Outfitters, Inc.	5
—	AutoZone, Inc. (D)	52
1	China Resources Enterprise	2
—	Collective Brands, Inc. (D)	5
—	Dufry Group	6
1	Dufry South America Ltd.	4
1	Foot Locker, Inc.	11
5	Gap, Inc.	66
17	Golden Eagle Retail Group Ltd.	9
—	Hennes & Mauritz Ab	11
1	Home Depot, Inc.	29
2	Kingfisher plc	4
1	Kohl’s Corp. (D)	24
1	Macy’s, Inc.	10
—	Next plc	4
—	Ross Stores, Inc.	15
3	Staples, Inc.	62
—	Target Corp.	8

The accompanying notes are an integral part of these financial statements.

The Hartford Global Equity Fund

Schedule of Investments — (continued)
October 31, 2008
(000’s Omitted)

		Market
Shares		Value (W)

COMMON STOCK — (continued)

	Retailing — (continued)
—	TJX Cos., Inc.	$13
2	Ulta Salon, Cosmetics & Fragrances, Inc. (D)	17

		365

	Semiconductors & Semiconductor Equipment — 1.0%
—	Atheros Communications, Inc. (D)	7
1	Lam Research Corp. (D)	20
3	Maxim Integrated Products, Inc.	44
5	ON Semiconductor Corp. (D)	23
—	Samsung Electronics Co., Ltd.	7
2	Skyworks Solutions, Inc. (D)	14
11	Taiwan Semiconductor Manufacturing Co., Ltd.	16
—	Varian Semiconductor Equipment Associates, Inc. (D)	8

		139

	Software & Services — 5.7%
2	Accenture Ltd. Class A	66
2	Automatic Data Processing, Inc.	65
—	BMC Software, Inc. (D)	9
1	DST Systems, Inc. (D)	27
3	Electronic Arts, Inc. (D)	78
—	Equinix, Inc. (D)	25
—	Google, Inc. (D)	80
—	McAfee, Inc. (D)	9
12	Microsoft Corp.	260
6	Moneysupermarket.com	6
3	Oracle Corp. (D)	46
1	Red Hat, Inc. (D)	12
1	VeriSign, Inc. (D)	13
1	Visa, Inc.	40
5	Western Union Co.	78

		814

	Technology Hardware & Equipment — 3.4%
—	Apple, Inc. (D)	30
—	Avnet, Inc. (D)	7
1	Canon, Inc.	21
4	Cisco Systems, Inc. (D)	75
4	Corning, Inc.	40
3	Dell, Inc. (D)	33
2	Hewlett-Packard Co.	88
3	Hon Hai Precision Industry Co., Ltd.	8
10	Hon Hai Precision Industry Co., Ltd. GDR (K)	52
1	Konica Minolta Holdings, Inc.	7
1	Nokia Oyj	10
1	Qualcomm, Inc.	46
1	Research In Motion Ltd. (D)	56
1	Seagate Technology	7
—	Yaskawa Electric Corp.	1

		481

	Telecommunication Services — 3.4%
1	AFK Sistema GDR	5
—	America Movil S.A.B. de C.V. ADR	5
—	American Tower Corp. Class A (D)	9
1	AT&T, Inc.	24
1	Brasil Telecom S.A. ADR	14
—	Cellcom Israel Ltd.	6
1	China Mobile Ltd.	8
1	Deutsche Telekom AG	16
1	France Telecom S.A.	23
1	Millicom International Cellular S.A.	29
2	Mobile Telesystems OJSC ADR	72
—	Mobinil-Egyptian Mobile Service	3
4	MTN Group Ltd.	44
1	NII Holdings, Inc. Class B (D)	23
—	P.T. Telekomunikasi Indonesia ADR	8
1	Partner Communications Co., Ltd. ADR	14
2	Qwest Communications International, Inc.	5
—	Tele Norte Leste Participacoes S.A. ADR	6
—	Telecom de Argentina ADR (D)	2
13	Telecom Italia S.p.A.	11
1	Telefonica S.A.	19
1	Telefonica S.A. ADR	40
—	Telus Corp.	3
5	Turkcell Iletisim Hizmetleri AS ADR	67
1	TW Telecom, Inc. (D)	6
2	Vimpel-Communications ADR	25

		487

	Transportation — 3.6%
2	C.H. Robinson Worldwide, Inc.	85
8	Covenant Transport (D)	17
2	easyJet plc (D)	8
2	FedEx Corp.	138
2	Forward Air Corp.	40
2	Hub Group, Inc. (D)	58
—	Iino Kaiun Kaisha Ltd.	1
1	J.B. Hunt Transport Services, Inc.	20
—	Japan Airport Terminal	2
4	JetBlue Airways Corp. (D)	21
1	Kuehne & Nagel International AG	56
3	Saia, Inc. (D)	30
13	Shenzhen International Holdings Ltd.	1
—	Sumitomo Warehouse	1
1	Tokyu Corp.	5
3	US Airways Group, Inc. (D)	26

		509

	Utilities — 4.7%
1	American Electric Power Co., Inc.	29
—	CenterPoint Energy, Inc.	4
1	Companhia Energetica de Minas Gerais ADR	17
—	DPL, Inc.	6
4	E.On AG	172
—	Electricite de France	7
4	Enel S.p.A.	26
43	Energy Development Corp.	3
—	Equitable Resources, Inc.	13
2	Exelon Corp.	116
1	FirstEnergy Corp.	45
—	Fortum Corp.	6
—	FPL Group, Inc.	6
1	Gaz de France	37
1	International Power plc	5
4	National Grid plc	40
1	Northeast Utilities	19
—	PPL Corp.	9
—	Progress Energy, Inc.	4
—	Questar Corp.	7
—	Southern Co.	12
7	Tokyo Gas Co., Ltd.	32
1	UniSource Energy Corp.	15
—	Wisconsin Energy Corp.	7

The accompanying notes are an integral part of these financial statements.

			Market
Shares			Value (W)

COMMON STOCK — (continued)

	Utilities — (continued)
1	Xcel Energy, Inc.		$15
31	YTL Power International Berhad		15

			667

	Total common stock (cost $19,694)		$13,526

WARRANTS — 0.1%
	Energy — 0.0%
—	Deutsche — CW17 Oil & Natural Gas Corp. (H)		$5

	Telecommunication Services — 0.1%
1	Citigroup Global Certificate — Bharti Televentures (H)		10

	Total warrants (cost $23)		$15

EXCHANGE TRADED FUNDS — 1.1%
	Banks — 0.9%
—	iShares Goldman Sachs Tech I Index Fund		$6
3	iShares MSCI EAFE Index Fund		128

			134

	Capital Goods — 0.2%
1	Industrial Select Sector SPDR Fund		27

	Total exchange traded funds (cost $204)		$161

PREFERRED STOCK — 0.3%
	Diversified Financials — 0.2%
2	Banco Itau Holding		$25

	Telecommunication Services — 0.1%
1	Telemar Norte Leste S.A.		13

	Total preferred stock (cost $74)		$38

	Total long-term investments (cost $19,995)		$13,740

Principal
Amount

SHORT-TERM INVESTMENTS — 2.5%
	Repurchase Agreements — 2.5%

Banc of America Securities TriParty Joint Repurchase Agreement (maturing on 11/03/2008 in the amount of $164, collateralized by FHLMC 4.50% — 6.00%, 2023 — 2038, FNMA 4.50% — 6.50%,
2021 — 2038, value of $167)

$163	0.25% dated 10/31/2008		$163
	BNP Paribas Securities Corp. TriParty Joint Repurchase Agreement (maturing on 11/03/2008 in the amount of $18, collateralized by FNMA 5.50%, 2037, value of $18)
18	0.25% dated 10/31/2008		18
	Deutsche Bank Securities Joint Repurchase Agreement (maturing on 11/03/2008 in the amount of $1, collateralized by U.S. Treasury Bill 0.50%, 2009, value of $1)
1	0.08% dated 10/31/2008		1

Deutsche Bank Securities TriParty Joint Repurchase Agreement (maturing on 11/03/2008 in the amount of $76, collateralized by FHLMC 5.00% — 7.00%, 2020 — 2038, GNMA 6.00% — 7.00%, 2037 — 2038, value of $77)

76	0.25% dated 10/31/2008		76
	JP Morgan Chase TriParty Joint Repurchase Agreement (maturing on 11/03/2008 in the amount of $100, collateralized by FNMA 5.00% — 7.00%, 2017 — 2038, value of $102)
100	0.23% dated 10/31/2008		100

	Total short-term investments (cost $358)		$358

	Total investments (cost $20,353) (C)	99.4%	$14,098
	Other assets and liabilities	0.6%	80

	Total net assets	100.0%	$14,178

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 46.70% of total net assets at October 31, 2008.

Foreign securities that are principally traded on certain foreign markets are adjusted daily pursuant to a third party pricing service methodology approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of the foreign market but before the close of the New York Stock Exchange.

(C)	At October 31, 2008, the cost of securities for federal income tax purposes was $20,557 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$158
Unrealized Depreciation	(6,617)

Net Unrealized Depreciation	$(6,459)

(A)	The aggregate value of securities valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Fund’s Board of Directors at October 31, 2008, was $2, which represents 0.01% of total net assets. This calculation excludes securities that are principally traded on certain foreign markets and whose prices were adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

(D)	Currently non-income producing.

(I)	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at October 31, 2008, was $60, which represents 0.42% of total net assets.

(K)	Securities contain some restrictions as to public resale. These securities comply with Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933, and are determined to be liquid. At October 31, 2008, the market value of these securities amounted to $73 or 0.51% of net assets.

The accompanying notes are an integral part of these financial statements.

The Hartford Global Equity Fund

Schedule of Investments — (continued)
October 31, 2008
(000’s Omitted)

(H)	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period
Acquired	Shares	Security	Cost Basis

02/2008	1	Citigroup Global Certificate - Bharti Televentures -144A	$16
06/2008 – 07/2008	—	Deutsche - CW17 Oil & Natural Gas Corp. - 144A	7
02/2008 – 05/2008	16	Peace Mark Holdings Ltd.	17
02/2008 – 09/2008	610	Rolls-Royce Group - C Share Entitlement	2

The aggregate value of these securities at October 31, 2008 was $15 which represents 0.11% of total net assets.

Futures Contracts Outstanding at October 31, 2008

				Unrealized
	Number of		Expiration	Appreciation/
Description	Contracts*	Position	Month	(Depreciation)

S&P 500 E-mini futures	1	Long	Dec 2008	$4

* The number of contracts does not omit 000’s.

Cash of $5 was pledged as initial margin deposit for open futures contracts at October 31,2008.

Forward Foreign Currency Contracts Outstanding at October 31, 2008

				Unrealized
	Market	Contract	Delivery	Appreciation/
Description	Value (W)	Amount	Date	(Depreciation)

Australian Dollar (Buy)	$1	$—	11/03/08	$1
British Pound (Buy)	18	20	11/05/08	(2)
British Pound (Sell)	18	22	11/05/08	4
Danish Krone (Buy)	1	1	11/04/08	—
Danish Krone (Buy)	7	7	11/05/08	—
Euro (Buy)	13	13	11/04/08	—
Euro (Buy)	6	7	11/21/08	(1)
Euro (Sell)	6	7	11/21/08	1
Euro (Buy)	1	1	01/07/09	—
Euro (Sell)	5	5	01/07/09	—
Hong Kong Dollar (Sell)	6	6	11/04/08	—
Japanese Yen (Buy)	6	6	01/07/09	—
Japanese Yen (Sell)	1	1	01/07/09	—
Norwegian Krone (Sell)	13	13	11/03/08	—
Singapore Dollar (Sell)	7	7	11/05/08	—
Swedish Krona (Sell)	5	5	11/04/08	—
Swiss Franc (Sell)	5	5	11/03/08	—

				$3

(W)	See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

Diversification by Country
as of October 31, 2008

Percentage of
Country	Net Assets
Australia	0.4%

Austria	0.5

Belgium	0.7

Brazil	2.6

Canada	5.1

China	0.4

Denmark	0.2

Finland	0.1

France	4.7

Germany	3.7

Hong Kong	0.9

India	0.8

Indonesia	0.1

Ireland	0.2

Israel	0.9

Italy	0.4

Japan	7.0

Luxembourg	0.5

Malaysia	0.5

Netherlands	1.7

Norway	0.6

Russia	1.7

Singapore	0.9

South Africa	0.4

Spain	0.7

Sweden	1.2

Switzerland	3.5

Taiwan	0.5

Thailand	0.2

Turkey	0.5

United Kingdom	5.1

United States	50.2

Short-Term Investments	2.5

Other Assets and Liabilities	0.6

Total	100.0%

The accompanying notes are an integral part of these financial statements.

The Hartford Global Financial Services Fund

Schedule of Investments
October 31, 2008
(000’s Omitted)

			Market
Shares			Value (W)

COMMON STOCK — 97.5%
	Brazil — 1.9%
42	Banco Itau Holding Financeira S.p.A. ADR		$468

	Canada — 11.0%
35	Bank of Nova Scotia		1,173
63	First National Financial, Inc.		552
3	Gluskin Sheff Associates, Inc.		24
22	Toronto-Dominion Bank ADR		1,020

			2,769

	France — 7.6%
35	AXA S.A.		674
10	BNP Paribas		718
10	Societe Generale Class A		518

			1,910

	Germany — 8.5%
80	Commerzbank AG		857
16	Deutsche Boerse AG		1,270

			2,127

	Malaysia — 1.4%
583	AMMB Holdings Berhad		355

	Norway — 3.6%
125	DNB Nor ASA		725
46	Sparebanken Midt-Norge		183

			908

	Singapore — 4.2%
138	DBS Group Holdings Ltd.		1,055

	Switzerland — 4.7%
23	Julius Baer Holding Ltd.		884
19	Paris RE Holdings Ltd.		289

			1,173

	Thailand — 0.9%
118	Bangkok Bank plc		238

	United Kingdom — 5.2%
438	Aberdeen Asset Management plc		662
38	Standard Chartered plc		635

			1,297

	United States — 48.5%
36	ACE Ltd.		2,054
3	Alleghany Corp. (D)		897
27	Capital One Financial Corp.		1,068
174	Citizens Republic Bancorp, Inc.		514
132	Discover Financial Services, Inc.		1,622
14	Everest Re Group Ltd.		1,068
8	Goldman Sachs Group, Inc.		717
39	Invesco Ltd.		582
31	JP Morgan Chase & Co.		1,291
11	PNC Financial Services Group, Inc.		740
51	Popular, Inc.		387
29	Travelers Cos., Inc.		1,247
57	Washington Mutual, Inc. Private Placement (A)(H)		3

			12,190

	Total common stock (cost $33,800)		$24,490

WARRANTS — 0.0%
	United States — 0.0%
7	Washington Mutual, Inc. Private Placement (A)(H)		$—

	Total warrants (cost $— )		$—

PREFERRED STOCK — 2.2%
	Brazil — 2.2%
50	Banco Itau Holding		$542

	Total preferred stock (cost $1,006)		$542

	Total long-term investments (cost $34,806)		$25,032

Principal
Amount

SHORT-TERM INVESTMENTS — 0.4%
	Repurchase Agreements — 0.4%

Banc of America Securities TriParty Joint Repurchase Agreement (maturing on 11/03/2008 in the amount of $48, collateralized by FHLMC 4.50% — 6.00%, 2023 — 2038, FNMA 4.50% — 6.50%, 2021 — 2038, value of $49)

$48	0.25% dated 10/31/2008		$48
	BNP Paribas Securities Corp. TriParty Joint Repurchase Agreement (maturing on 11/03/2008 in the amount of $5, collateralized by FNMA 5.50%, 2037, value of $5)
5	0.25% dated 10/31/2008		5
	Deutsche Bank Securities Joint Repurchase Agreement (maturing on 11/03/2008 in the amount of $—, collateralized by U.S. Treasury Bill 0.50%, 2009, value of $—)
—	0.08% dated 10/31/2008		—

Deutsche Bank Securities TriParty Joint Repurchase Agreement (maturing on 11/03/2008 in the amount of $22, collateralized by FHLMC 5.00% — 7.00%, 2020 — 2038, GNMA 6.00% — 7.00%, 2037 — 2038, value of $23)

22	0.25% dated 10/31/2008		22
	JP Morgan Chase TriParty Joint Repurchase Agreement (maturing on 11/03/2008 in the amount of $30, collateralized by FNMA 5.00% — 7.00%, 2017 — 2038, value of $30)
30	0.23% dated 10/31/2008		30

	Total short-term investments (cost $105)		$105

	Total investments (cost $34,911) (C)	100.1%	$25,137
	Other assets and liabilities	(0.1)%	(19)

	Total net assets	100.0%	$25,118

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 51.13% of total net assets at October 31, 2008.

Foreign securities that are principally traded on certain foreign markets are adjusted daily pursuant to a third party pricing service methodology approved by the Board of Directors in order to reflect an adjustment for

The accompanying notes are an integral part of these financial statements.

The Hartford Global Financial Services Fund

Schedule of Investments — (continued)
October 31, 2008
(000’s Omitted)

factors occurring after the close of the foreign market but before the close of the New York Stock Exchange.

(C)	At October 31, 2008, the cost of securities for federal income tax purposes was $35,533 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$452
Unrealized Depreciation	(10,848)

Net Unrealized Depreciation	$(10,396)

(A)	The aggregate value of securities valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Fund’s Board of Directors at October 31, 2008, was $3, which represents 0.01% of total net assets. This calculation excludes securities that are principally traded on certain foreign markets and whose prices were adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

(D)	Currently non-income producing.

(H)	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period
Acquired	Shares	Security	Cost Basis

04/2008	7	Washington Mutual, Inc. Private Placement Warrants	$—
04/2008	57	Washington Mutual, Inc. Private Placement	500

The aggregate value of these securities at October 31, 2008 was $3 which represents 0.01% of total net assets.

(W)	See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

Diversification by Industry
as of October 31, 2008

Percentage of
Industry	Net Assets
Asset Management & Custody Banks	8.6%

Consumer Finance	10.7

Diversified Banks	29.5

Investment Banking & Brokerage	2.8

Multi-line Insurance	2.7

Other Diversified Financial Services	8.7

Property & Casualty Insurance	16.7

Regional Banks	7.3

Reinsurance	5.4

Specialized Finance	5.1

Thrifts & Mortgage Finance	2.2

Short-Term Investments	0.4

Other Assets and Liabilities	(0.1)

Total	100.0%

The accompanying notes are an integral part of these financial statements.

The Hartford Global Growth Fund

Schedule of Investments
October 31, 2008
(000’s Omitted)

		Market
Shares		Value (W)
COMMON STOCK — 96.2%
	Banks — 2.7%
114	National Bank of Greece	$2,505
90	Societe Generale Class A	4,922
99	Wells Fargo & Co.	3,371

		10,798

	Capital Goods — 8.7%
70	Alstom RGPT	3,466
91	Danaher Corp.	5,373
71	General Dynamics Corp.	4,271
77	Lockheed Martin Corp.	6,549
66	Siemens AG	3,909
183	Sunpower Corp. Class A (D)	7,164
104	Vestas Wind Systems A/S (D)	4,245

		34,977

	Consumer Services — 2.0%
270	Las Vegas Sands Corp. (D)	3,831
312	Royal Caribbean Cruises Ltd.	4,232

		8,063

	Diversified Financials — 5.7%
82	Goldman Sachs Group, Inc.	7,557
212	JP Morgan Chase & Co.	8,753
169	Julius Baer Holding Ltd.	6,592

		22,902

	Energy — 7.8%
116	Hess Corp.	6,984
129	Schlumberger Ltd.	6,658
544	Seadrill Ltd.	5,236
123	Ultra Petroleum Corp. (D)	5,739
193	XTO Energy, Inc.	6,942

		31,559

	Food, Beverage & Tobacco — 5.7%
122	Carlsberg A/S Class B	4,789
121	Groupe Danone	6,740
291	Nestle S.A.	11,303

		22,832

	Health Care Equipment & Services — 3.2%
108	Fresenius Medical Care AG & Co.	4,807
208	St. Jude Medical, Inc. (D)	7,906

		12,713

	Household & Personal Products — 2.8%
49	Clorox Co.	2,962
195	Reckitt Benckiser Group plc	8,268

		11,230

	Insurance — 0.5%
16	Muenchener Rueckversicherungs- Gesellschaft AG	2,072

	Materials — 7.5%
597	BHP Billiton plc	10,131
96	Monsanto Co.	8,507
82	Potash Corp. of Saskatchewan, Inc.	7,000
73	Praxair, Inc.	4,762

		30,400

	Media — 1.4%
218	Comcast Corp. Class A	3,431
131	Focus Media Holding Ltd. ADR (D)	2,424

		5,855

	Pharmaceuticals, Biotechnology & Life Sciences — 18.1%
102	Abbott Laboratories	5,598
206	Allergan, Inc.	8,172
107	Amgen, Inc. (D)	6,408
100	Celgene Corp. (D)	6,426
323	CSL Ltd.	7,849
192	Daiichi Sankyo Co., Ltd.	3,926
148	Gilead Sciences, Inc. (D)	6,786
71	Roche Holding AG	10,866
233	Teva Pharmaceutical Industries Ltd. ADR	9,978
209	Wyeth	6,729

		72,738

	Software & Services — 12.7%
601	Electronic Arts, Inc. (D)	13,684
22	Google, Inc. (D)	8,050
30	Nintendo Co., Ltd.	9,478
758	Oracle Corp. (D)	13,866
112	Visa, Inc.	6,210

		51,288

	Technology Hardware & Equipment — 7.9%
84	Apple, Inc. (D)	8,984
329	Cisco Systems, Inc. (D)	5,841
171	Hewlett-Packard Co.	6,561
1,664	Hon Hai Precision Industry Co., Ltd.	4,017
123	Research In Motion Ltd. (D)	6,223

		31,626

	Telecommunication Services — 8.5%
303	American Tower Corp. Class A (D)	9,787
951	MetroPCS Communications, Inc. (D)	13,072
128	Millicom International Cellular S.A.	5,112
342	Telefonica S.A.	6,329

		34,300

	Transportation — 1.0%
62	FedEx Corp.	4,040

	Total common stock (cost $514,077)	$387,393

Principal
Amount

SHORT-TERM INVESTMENTS — 3.5%
	Repurchase Agreements — 3.5%

Banc of America Securities TriParty Joint Repurchase Agreement (maturing on 11/03/2008 in the amount of $6,439, collateralized by FHLMC 4.50% — 6.00%, 2023 — 2038, FNMA 4.50% — 6.50%, 2021 — 2038, value of $6,591)

$6,439	0.25% dated 10/31/2008	$6,439
	BNP Paribas Securities Corp. TriParty Joint Repurchase Agreement (maturing on 11/03/2008 in the amount of $698, collateralized by FNMA 5.50%, 2037, value of $712)
698	0.25% dated 10/31/2008	698

The accompanying notes are an integral part of these financial statements.

The Hartford Global Growth Fund

Schedule of Investments — (continued)
October 31, 2008
(000’s Omitted)

Principal			Market
Amount			Value (W)

SHORT-TERM INVESTMENTS — (continued)

	Repurchase Agreements — (continued)
	Deutsche Bank Securities Joint Repurchase Agreement (maturing on 11/03/2008 in the amount of $28, collateralized by U.S. Treasury Bill 0.50%, 2009, value of $29)
$28	0.08% dated 10/31/2008		$28

Deutsche Bank Securities TriParty Joint Repurchase Agreement (maturing on 11/03/2008 in the amount of $2,989, collateralized by FHLMC 5.00% — 7.00%, 2020 — 2038, GNMA 6.00% — 7.00%, 2037 — 2038, value of $3,049)

2,989	0.25% dated 10/31/2008		2,989
	JP Morgan Chase TriParty Joint Repurchase Agreement (maturing on 11/03/2008 in the amount of $3,940, collateralized by FNMA 5.00% — 7.00%, 2017 — 2038, value of $4,019)
3,940	0.23% dated 10/31/2008		3,940

	Total short-term investments (cost $14,094)		$14,094

	Total investments (cost $528,171) (C)	99.7%	$401,487
	Other assets and liabilities	0.3%	1,073

	Total net assets	100.0%	$402,560

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 37.80% of total net assets at October 31, 2008.

Foreign securities that are principally traded on certain foreign markets are adjusted daily pursuant to a third party pricing service methodology approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of the foreign market but before the close of the New York Stock Exchange.

(C)	At October 31, 2008, the cost of securities for federal income tax purposes was $534,178 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$11,424
Unrealized Depreciation	(144,115)

Net Unrealized Depreciation	$(132,691)

(D)	Currently non-income producing.

Forward Foreign Currency Contracts Outstanding at October 31, 2008

				Unrealized
	Market	Contract	Delivery	Appreciation/
Description	Value (W)	Amount	Date	(Depreciation)

Euro (Buy)	$973	$988	11/03/08	$(15)
Japanese Yen (Buy)	861	876	11/04/08	(15)

				$(30)

(W)	See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

Diversification by Country
 as of October 31, 2008

Percentage of
Country	Net Assets
Australia	1.9%

Canada	3.3

China	0.6

Denmark	2.2

France	3.8

Germany	2.7

Greece	0.6

Israel	2.5

Japan	3.3

Luxembourg	1.3

Norway	1.3

Spain	1.6

Switzerland	7.1

Taiwan	1.0

United Kingdom	4.6

United States	58.4

Short-Term Investments	3.5

Other Assets and Liabilities	0.3

Total	100.0%

The accompanying notes are an integral part of these financial statements.

The Hartford Global Health Fund

Schedule of Investments
October 31, 2008
(000’s Omitted)

		Market
Shares		Value (W)
COMMON STOCK — 100.5%
	Biotechnology — 22.4%
344	3SBio, Inc. ADR (D)	$2,145
684	Amgen, Inc. (D)(G)	40,983
529	Amylin Pharmaceuticals, Inc. (D)(G)	5,403
1,056	Celera Corp. (D)(G)	11,940
237	Celgene Corp. (D)	15,242
144	Cephalon, Inc. (D)(G)	10,324
171	Cougar Biotechnology, Inc. (D)	4,321
989	Cytokinetics, Inc. (D)(G)	2,818
211	Genentech, Inc. (D)	17,475
1,151	Human Genome Sciences, Inc. (D)(G)	3,717
378	Incyte Corp. (D)(G)	1,570
877	Progenics Pharmaceuticals, Inc. (D)(G)	8,780
330	Regeneron Pharmaceuticals, Inc. (D)(G)	6,371
492	Seattle Genetics, Inc. (D)(G)	5,058
305	Vertex Pharmaceuticals, Inc. (D)(G)	7,991

		144,138

	Drug Retail — 2.0%
508	Walgreen Co.	12,929

	Health Care Distributors — 4.3%
262	Cardinal Health, Inc.	10,020
484	McKesson Corp.	17,806

		27,826

	Health Care Equipment — 24.8%
545	Baxter International, Inc.	32,991
224	Beckman Coulter, Inc.	11,172
332	China Medical Technologies, Inc. ADR (G)	8,079
583	Covidien Ltd.	25,804
172	DiaSorin S.p.A.	3,160
938	Medtronic, Inc.	37,822
354	St. Jude Medical, Inc. (D)	13,474
412	Symmetry Medical, Inc. (D)	5,328
72	Synthes, Inc.	9,260
802	Volcano Corp. (D)(G)	12,474

		159,564

	Health Care Facilities — 1.2%
826	Health Management Associates, Inc. Class A (D)(G)	1,734
1,401	Tenet Healthcare Corp. (D)(G)	6,137

		7,871

	Health Care Technology — 0.6%
237	Eclipsys Corp. (D)(G)	3,521

	Life Sciences Tools & Services — 0.2%
315	Exelixis, Inc. (D)(G)	1,085

	Managed Health Care — 9.3%
803	Coventry Health Care, Inc. (D)	10,585
321	Health Net, Inc. (D)	4,129
462	Humana, Inc. (D)	13,682
1,317	UnitedHealth Group, Inc.	31,244

		59,640

	Pharmaceuticals — 35.7%
230	Abbott Laboratories	12,707
423	Astellas Pharma, Inc.	17,038
229	AstraZeneca plc ADR (G)	9,715
199	Barr Pharmaceuticals, Inc. (D)	12,775
807	Daiichi Sankyo Co., Ltd.	16,537
555	Eisai Co., Ltd.	18,010
929	Elan Corp. plc ADR (D)	7,091
188	Eli Lilly & Co. (G)	6,351
462	Forest Laboratories, Inc. (D)(G)	10,737
182	H. Lundbeck A/S	3,244
125	Ipsen	4,748
228	Laboratorios Almiral S.A.	2,015
399	Medicines Co. (D)	6,951
553	Sanofi-Aventis S.A. ADR	17,492
1,753	Schering-Plough Corp.	25,394
1,255	Shionogi & Co., Ltd.	21,360
450	Teva Pharmaceutical Industries Ltd. ADR (G)	19,292
489	UCB S.A.	12,451
158	Wyeth	5,088

		228,996

	Total common stock (cost $814,370)	$645,570

Principal
Amount

SHORT-TERM INVESTMENTS — 13.4%
	Repurchase Agreements — 1.4%

Banc of America Securities TriParty Joint Repurchase Agreement (maturing on 11/03/2008 in the amount of $4,182, collateralized by FHLMC 4.50% — 6.00%, 2023 — 2038, FNMA 4.50% — 6.50%, 2021 — 2038, value of $4,281)

$4,182	0.25% dated 10/31/2008	$4,182
	BNP Paribas Securities Corp. TriParty Joint Repurchase Agreement (maturing on 11/03/2008 in the amount of $453, collateralized by FNMA 5.50%, 2037, value of $462)
453	0.25% dated 10/31/2008	453
	Deutsche Bank Securities Joint Repurchase Agreement (maturing on 11/03/2008 in the amount of $18, collateralized by U.S. Treasury Bill 0.50%, 2009, value of $19)
18	0.08% dated 10/31/2008	18

Deutsche Bank Securities TriParty Joint Repurchase Agreement (maturing on 11/03/2008 in the amount of $1,942, collateralized by FHLMC 5.00% — 7.00%, 2020 — 2038, GNMA 6.00% — 7.00%, 2037 — 2038, value of $1,981)

1,942	0.25% dated 10/31/2008	1,942
	JP Morgan Chase TriParty Joint Repurchase Agreement (maturing on 11/03/2008 in the amount of $2,559, collateralized by FNMA 5.00% — 7.00%, 2017 — 2038, value of $2,610)
2,559	0.23% dated 10/31/2008	2,559

		9,154

The accompanying notes are an integral part of these financial statements.

The Hartford Global Health Fund

Schedule of Investments — (continued)
October 31, 2008
(000’s Omitted)

			Market
Shares			Value (W)

	Securities Purchased with Proceeds from Security Lending — 12.0%
	Cash Collateral Reinvestment Fund:
76,958	State Street Navigator Securities Lending Prime Portfolio		$76,958

	Total short-term investments (cost $86,112)		$86,112

	Total investments (cost $900,482) (C)	113.9%	$731,682
	Other assets and liabilities	(13.9)%	(89,287)

	Total net assets	100.0%	$642,395

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 25.46% of total net assets at October 31, 2008.

Foreign securities that are principally traded on certain foreign markets are adjusted daily pursuant to a third party pricing service methodology approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of the foreign market but before the close of the New York Stock Exchange.

(C)	At October 31, 2008, the cost of securities for federal income tax purposes was $909,293 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$14,215
Unrealized Depreciation	(191,826)

Net Unrealized Depreciation	$(177,611)

(D)	Currently non-income producing.

(G)	Security is partially on loan at October 31, 2008.

(W)	See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

Diversification by Country
 as of October 31, 2008

Percentage of
Country	Net Assets
Belgium	1.9%

China	0.3

Denmark	0.5

France	3.5

Ireland	1.1

Israel	3.0

Italy	0.5

Japan	11.4

Spain	0.3

Switzerland	1.5

United Kingdom	1.5

United States	75.0

Short-Term Investments	13.4

Other Assets and Liabilities	(13.9)

Total	100.0%

The accompanying notes are an integral part of these financial statements.

The Hartford Global Technology Fund

Schedule of Investments
October 31, 2008
(000’s Omitted)

			Market
Shares			Value (W)
COMMON STOCK — 97.4%
	Communications Equipment — 16.7%
123	Cisco Systems, Inc. (D)		$2,182
10	CommScope, Inc. (D)		149
67	Corning, Inc.		722
36	Qualcomm, Inc.		1,385
29	Research In Motion Ltd. (D)		1,453

			5,891

	Computer Hardware — 12.7%
12	Apple, Inc. (D)		1,284
117	Dell, Inc. (D)		1,425
47	Hewlett-Packard Co.		1,788

			4,497

	Computer Storage & Peripherals — 1.4%
74	Seagate Technology		498

	Data Processing & Outsourced Services — 10.5%
29	Automatic Data Processing, Inc.		1,024
12	DST Systems, Inc. (D)		467
10	Visa, Inc.		559
110	Western Union Co.		1,674

			3,724

	Education Services — 2.2%
6	Apollo Group, Inc. Class A (D)		382
2	Strayer Education, Inc.		385

			767

	Electronic Manufacturing Services — 2.4%
349	Hon Hai Precision Industry Co., Ltd.		843

	Home Entertainment Software — 3.5%
55	Electronic Arts, Inc. (D)		1,248

	Human Resource & Employment Services — 0.8%
9	Manpower, Inc.		283

	Internet Software & Services — 7.8%
6	Equinix, Inc. (D)		393
5	Google, Inc. (D)		1,824
25	VeriSign, Inc. (D)		538

			2,755

	IT Consulting & Other Services — 3.7%
39	Accenture Ltd. Class A		1,299

	Semiconductor Equipment — 4.2%
76	ASM Pacific Technology		255
40	Lam Research Corp. (D)		883
18	Varian Semiconductor Equipment Associates, Inc. (D)		353

			1,491

	Semiconductors — 9.6%
18	Atheros Communications, Inc. (D)		325
36	Maxim Integrated Products, Inc.		488
211	ON Semiconductor Corp. (D)		1,076
—	Samsung Electronics Co., Ltd.		63
87	Skyworks Solutions, Inc. (D)		622
571	Taiwan Semiconductor Manufacturing Co., Ltd.		832

			3,406

	Systems Software — 20.9%
15	BMC Software, Inc. (D)		395
13	McAfee, Inc. (D)		436
184	Microsoft Corp.		4,109
105	Oracle Corp. (D)		1,928
39	Red Hat, Inc. (D)		523

			7,391

	Technology Distributors — 1.0%
22	Avnet, Inc. (D)		370

	Total common stock (cost $49,731)		$34,463

Principal
Amount

SHORT-TERM INVESTMENTS — 0.7%
	Repurchase Agreements — 0.7%

Banc of America Securities TriParty Joint Repurchase Agreement (maturing on 11/03/2008 in the amount of $111, collateralized by FHLMC 4.50% — 6.00%, 2023 — 2038, FNMA 4.50% — 6.50%,
2021 — 2038, value of $114)

$111	0.25% dated 10/31/2008		$111
	BNP Paribas Securities Corp. TriParty Joint Repurchase Agreement (maturing on 11/03/2008 in the amount of $12, collateralized by FNMA 5.50%, 2037, value of $12)
12	0.25% dated 10/31/2008		12
	Deutsche Bank Securities Joint Repurchase Agreement (maturing on 11/03/2008 in the amount of $1 collateralized by U.S. Treasury Bill 0.50%, 2009, value of $1
1	0.08% dated 10/31/2008		1

Deutsche Bank Securities TriParty Joint Repurchase Agreement (maturing on 11/03/2008 in the amount of $52, collateralized by FHLMC 5.00% — 7.00%, 2020 — 2038, GNMA 6.00% — 7.00%, 2037 — 2038, value of $53)

52	0.25% dated 10/31/2008		52
	JP Morgan Chase TriParty Joint Repurchase Agreement (maturing on 11/03/2008 in the amount of $68, collateralized by FNMA 5.00% — 7.00%, 2017 — 2038, value of $70)
68	0.23% dated 10/31/2008		68

	Total short-term investments (cost $244)		$244

	Total investments (cost $49,975) (C)	98.1%	$34,707
	Other assets and liabilities	1.9%	674

	Total net assets	100.0%	$35,381

The accompanying notes are an integral part of these financial statements.

The Hartford Global Technology Fund

Schedule of Investments — (continued)
October 31, 2008
(000’s Omitted)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 9.73% of total net assets at October 31, 2008.

Foreign securities that are principally traded on certain foreign markets are adjusted daily pursuant to a third party pricing service methodology approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of the foreign market but before the close of the New York Stock Exchange.

(C)	At October 31, 2008, the cost of securities for federal income tax purposes was $51,961 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$129
Unrealized Depreciation	(17,383)

Net Unrealized Depreciation	$(17,254)

(D)	Currently non-income producing.

(W)	See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

Diversification by Country
 as of October 31, 2008

Percentage of
Country	Net Assets
Canada	4.1%

Hong Kong	0.7

South Korea	0.2

Taiwan	4.7

United States	87.7

Short-Term Investments	0.7

Other Assets and Liabilities	1.9

Total	100.0%

The accompanying notes are an integral part of these financial statements.

The Hartford Growth Allocation Fund

Schedule of Investments
October 31, 2008
(000’s Omitted)

			Market
Shares			Value (W)
AFFILIATED INVESTMENT COMPANIES — 99.0%
EQUITY FUNDS — 79.6%
4,671	The Hartford Capital Appreciation Fund, Class Y		$118,025
2,073	The Hartford Disciplined Equity Fund, Class Y		19,962
1,307	The Hartford Dividend and Growth Fund, Class Y		19,272
1,771	The Hartford Equity Income Fund, Class Y		18,414
371	The Hartford Fundamental Growth Fund, Class Y		2,895
3,471	The Hartford Global Growth Fund, Class Y		38,669
1,519	The Hartford Growth Fund, Class Y		18,268
1,636	The Hartford Growth Opportunities Fund, Class Y		31,591
2,048	The Hartford International Opportunities Fund, Class Y		21,748
2,976	The Hartford International Small Company Fund, Class Y		22,617
55	The Hartford LargeCap Growth Fund, Class Y		351
1,494	The Hartford Select MidCap Value Fund, Class Y		10,041
3,710	The Hartford Select SmallCap Value Fund, Class Y		27,564
1,672	The Hartford Small Company Fund, Class Y		23,562
9,675	The Hartford Value Fund, Class Y		86,398

	Total equity funds (cost $672,640)		$459,377

FIXED INCOME FUNDS — 19.4%
2,420	The Hartford Inflation Plus Fund, Class Y		$23,712
2,384	The Hartford Short Duration Fund, Class Y		21,909
7,118	The Hartford Total Return Bond Fund, Class Y		66,264

	Total fixed income funds (cost $124,617)		$111,885

	Total investments in affiliated investment companies (cost $797,257)		$571,262

EXCHANGE TRADED FUNDS — 0.9%
30	DJ Wilshire REIT ETF		$1,371
127	SPDR DJ Wilshire International Real Estate ETF		3,618

	Total investments in exchange traded funds (cost $8,084)		$4,989

	Total investments (cost $805,341) (C)	99.9%	$576,251
	Other assets and liabilities	0.1%	463

	Total net assets	100.0%	$576,714

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

(C)	At October 31, 2008, the cost of securities for federal income tax purposes was $805,892 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$8
Unrealized Depreciation	(229,649)

Net Unrealized Depreciation	$(229,641)

(W)	See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

The Hartford Growth Fund

Schedule of Investments
October 31, 2008
(000’s Omitted)

		Market
Shares		Value (W)
COMMON STOCK — 95.3%
	Capital Goods — 12.1%
445	ABB Ltd. ADR	$5,850
270	Deere & Co.	10,406
177	Fluor Corp.	7,083
83	Foster Wheeler Ltd. (D)	2,287
48	Gamesa Corporacion Tecnologica S.A.	784
25	General Dynamics Corp.	1,511
247	Honeywell International, Inc.	7,509
224	Lockheed Martin Corp.	19,048
141	Precision Castparts Corp.	9,109
319	Raytheon Co.	16,295
68	Siemens AG ADR	4,066

		83,948

	Consumer Durables & Apparel — 2.3%
112	Coach, Inc. (D)	2,312
235	NIKE, Inc. Class B	13,563

		15,875

	Consumer Services — 1.6%
157	Apollo Group, Inc. Class A (D)(G)	10,915

	Diversified Financials — 1.3%
88	Goldman Sachs Group, Inc.	8,131
43	Moody’s Corp. (G)	1,095

		9,226

	Energy — 8.3%
214	Cameco Corp.	3,465
109	EOG Resources, Inc.	8,790
484	Halliburton Co.	9,579
112	Hess Corp.	6,732
185	Occidental Petroleum Corp.	10,264
170	Petroleo Brasileiro S.A. ADR	4,566
95	Transocean, Inc.	7,823
133	Ultra Petroleum Corp. (D)	6,188

		57,407

	Food & Staples Retailing — 1.9%
461	Supervalu, Inc. (G)	6,567
123	Wal-Mart Stores, Inc.	6,889

		13,456

	Food, Beverage & Tobacco — 3.0%
392	Nestle S.A.	15,253
101	PepsiCo, Inc.	5,764

		21,017

	Health Care Equipment & Services — 6.7%
320	Covidien Ltd.	14,187
238	McKesson Corp.	8,747
255	Medtronic, Inc.	10,286
227	St. Jude Medical, Inc. (D)	8,643
210	UnitedHealth Group, Inc.	4,973

		46,836

	Insurance — 2.7%
194	AON Corp.	8,221
364	Marsh & McLennan Cos., Inc.	10,672

		18,893

	Materials — 1.6%
122	Monsanto Co.	10,894

	Media — 2.2%
309	Focus Media Holding Ltd. ADR (D)	5,720
475	Viacom, Inc. Class B (D)	9,601

		15,321

	Pharmaceuticals, Biotechnology & Life Sciences — 11.7%
465	Abbott Laboratories	25,667
98	Celgene Corp. (D)	6,284
135	Genentech, Inc. (D)	11,171
118	Genzyme Corp. (D)	8,571
212	Merck & Co., Inc.	6,548
315	Teva Pharmaceutical Industries Ltd. ADR (G)	13,508
293	Wyeth	9,418

		81,167

	Retailing — 4.7%
138	Kohl’s Corp. (D)	4,853
60	Sherwin-Williams Co.	3,403
589	Staples, Inc. (G)	11,438
85	Target Corp.	3,403
350	TJX Cos., Inc. (G)	9,362

		32,459

	Semiconductors & Semiconductor Equipment — 1.3%
512	Altera Corp.	8,891

	Software & Services — 20.9%
315	Accenture Ltd. Class A	10,413
178	Automatic Data Processing, Inc.	6,204
325	BMC Software, Inc. (D)	8,382
292	Electronic Arts, Inc. (D)	6,649
40	Google, Inc. (D)	14,479
305	McAfee, Inc. (D)	9,918
1,234	Microsoft Corp.	27,563
26	Nintendo Co., Ltd.	8,444
1,453	Oracle Corp. (D)	26,577
255	VeriSign, Inc. (D)(G)	5,405
175	Visa, Inc.	9,681
764	Western Union Co.	11,652

		145,367

	Technology Hardware & Equipment — 11.2%
145	Apple, Inc. (D)	15,548
857	Cisco Systems, Inc. (D)	15,229
369	Hewlett-Packard Co.	14,129
115	International Business Machines Corp.	10,699
382	Qualcomm, Inc.	14,612
149	Research In Motion Ltd. (D)	7,532

		77,749

	Telecommunication Services — 1.0%
535	MetroPCS Communications, Inc. (D)(G)	7,355

	Transportation — 0.4%
48	Norfolk Southern Corp.	2,856

Principal
Amount

	Utilities — 0.4%
$48	Exelon Corp.	2,582

	Total common stock (cost $862,694)	$662,214

The accompanying notes are an integral part of these financial statements.

Principal			Market
Amount			Value (W)

SHORT-TERM INVESTMENTS — 8.1%
	Repurchase Agreements — 4.5%

Banc of America Securities TriParty Joint Repurchase Agreement (maturing on 11/03/2008 in the amount of $14,259, collateralized by FHLMC 4.50% — 6.00%, 2023 — 2038, FNMA 4.50% — 6.50%, 2021 — 2038, value of $14,595)

$14,259	0.25% dated 10/31/2008		$14,259
	BNP Paribas Securities Corp. TriParty Joint Repurchase Agreement (maturing on 11/03/2008 in the amount of $1,545, collateralized by FNMA 5.50%, 2037, value of $1,576)
1,545	0.25% dated 10/31/2008		1,545
	Deutsche Bank Securities Joint Repurchase Agreement (maturing on 11/03/2008 in the amount of $62, collateralized by U.S. Treasury Bill 0.50%, 2009, value of $63)
62	0.08% dated 10/31/2008		62

Deutsche Bank Securities TriParty Joint Repurchase Agreement (maturing on 11/03/2008 in the amount of $6,620, collateralized by FHLMC 5.00% — 7.00%, 2020 — 2038, GNMA 6.00% — 7.00%, 2037 — 2038, value of $6,753)

6,620	0.25% dated 10/31/2008		6,620
	JP Morgan Chase TriParty Joint Repurchase Agreement (maturing on 11/03/2008 in the amount of $8,725, collateralized by FNMA 5.00% — 7.00%, 2017 — 2038, value of $8,900)
8,725	0.23% dated 10/31/2008		8,725

			31,211

Shares

	Securities Purchased with Proceeds from Security Lending — 3.6%
	Cash Collateral Reinvestment Fund:
25,052	State Street Navigator Securities Lending Prime Portfolio		25,052

	Total short-term investments (cost $56,263)		$56,263

	Total investments (cost $918,957) (C)	103.4%	$718,477
	Other assets and liabilities	(3.4)%	(23,553)

	Total net assets	100.0%	$694,924

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 9.96% of total net assets at October 31, 2008.

Foreign securities that are principally traded on certain foreign markets are adjusted daily pursuant to a third party pricing service methodology approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of the foreign market but before the close of the New York Stock Exchange.

(C)	At October 31, 2008, the cost of securities for federal income tax purposes was $924,912 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$8,140
Unrealized Depreciation	(214,575)

Net Unrealized Depreciation	$(206,435)

(D)	Currently non-income producing.

(G)	Security is partially on loan at October 31, 2008.

(W)	See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

The Hartford Growth Opportunities Fund

Schedule of Investments
October 31, 2008
(000’s Omitted)

		Market
Shares		Value (W)
COMMON STOCK — 93.7%
	Banks — 1.8%
266	Comerica, Inc.	$7,328
235	PNC Financial Services Group, Inc.	15,694
376	Wells Fargo & Co.	12,816

		35,838

	Capital Goods — 13.4%
1,070	Aecom Technology Corp. (D)	18,866
340	Flowserve Corp.	19,336
1,955	General Electric Co.	38,144
665	Honeywell International, Inc.	20,243
559	Lockheed Martin Corp.	47,517
1,147	Manitowoc Co., Inc.	11,289
615	PACCAR, Inc.	17,983
827	Pall Corp.	21,831
292	Precision Castparts Corp.	18,918
476	Raytheon Co.	24,313
105,895	Rolls-Royce Group — C Share Entitlement (A)(H)	—
1,851	Rolls-Royce Group plc	9,795
368	Sunpower Corp. Class A (D)(G)	14,382
323	Vestas Wind Systems A/S (D)	13,232

		275,849

	Commercial & Professional Services — 2.5%
1,168	Covanta Holding Corp. (D)	25,188
1,222	Tetra Tech, Inc. (D)	26,861

		52,049

	Consumer Durables & Apparel — 2.1%
1,349	Jarden Corp. (D)	24,012
530	Snap-On, Inc.	19,576

		43,588

	Diversified Financials — 5.6%
628	Bank of America Corp.	15,183
1,069	Citigroup, Inc.	14,589
294	Deutsche Boerse AG	23,084
223	Goldman Sachs Group, Inc.	20,627
385	JP Morgan Chase & Co.	15,894
481	Polaris Acquisition Corp. (D)	4,202
512	State Street Corp.	22,191

		115,770

	Energy — 5.1%
566	Arch Coal, Inc.	12,116
387	Consol Energy, Inc.	12,139
235	EOG Resources, Inc.	19,024
429	Forest Oil Corp. (D)	12,519
616	OAO Gazprom Class S ADR	12,245
208	Transocean, Inc.	17,092
563	XTO Energy, Inc.	20,225

		105,360

	Food, Beverage & Tobacco — 2.2%
491	Nestle S.A.	19,100
587	Philip Morris International, Inc.	25,530

		44,630

	Health Care Equipment & Services — 7.7%
659	Covidien Ltd.	29,178
803	McKesson Corp.	29,539
1,184	Medtronic, Inc.	47,739
603	St. Jude Medical, Inc. (D)	22,921
662	Varian Medical Systems, Inc. (D)	30,127

		159,504

	Household & Personal Products — 2.2%
403	Clorox Co.	24,494
509	Reckitt Benckiser Group plc	21,532

		46,026

	Insurance — 5.5%
458	ACE Ltd.	26,277
1,172	Marsh & McLennan Cos., Inc.	34,369
632	Metlife, Inc. (D)	20,992
91	Muenchener Rueckversicherungs- Gesellschaft AG	12,032
476	Travelers Cos., Inc.	20,271

		113,941

	Materials — 4.9%
376	Cliff’s Natural Resources, Inc.	10,135
856	Companhia Vale do Rio Doce ADR	11,232
732	FMC Corp.	31,883
245	Freeport-McMoRan Copper & Gold, Inc.	7,129
222	Monsanto Co.	19,718
247	Potash Corp. of Saskatchewan, Inc.	21,085

		101,182

	Media — 1.9%
663	DreamWorks Animation SKG, Inc. (D)	18,619
1,104	Focus Media Holding Ltd. ADR (D)	20,463

		39,082

	Pharmaceuticals, Biotechnology & Life Sciences — 14.1%
615	Abbott Laboratories	33,901
596	Alkermes, Inc. (D)	5,891
445	Amgen, Inc. (D)	26,651
749	Amylin Pharmaceuticals, Inc. (D)	7,650
581	Auxilium Pharmaceuticals, Inc. (D)	11,421
378	Celgene Corp. (D)	24,310
525	Cephalon, Inc. (D)	37,667
492	Charles River Laboratories International, Inc. (D)	17,618
1,071	Elan Corp. plc ADR (D)	8,172
1,069	Pharmaceutical Product Development, Inc.	33,118
2,518	Schering-Plough Corp.	36,484
1,188	Shionogi & Co., Ltd.	20,224
624	Teva Pharmaceutical Industries Ltd. ADR	26,766

		289,873

	Retailing — 3.5%
71	Best Buy Co., Inc.	1,893
1,951	Gap, Inc.	25,249
548	Kohl’s Corp. (D)	19,251
1,363	Staples, Inc.	26,473

		72,866

	Software & Services — 12.2%
720	Accenture Ltd. Class A	23,803
1,019	BMC Software, Inc. (D)	26,300
886	Electronic Arts, Inc. (D)	20,190
1,064	McAfee, Inc. (D)	34,620
1,420	Microsoft Corp.	31,716
79	Nintendo Co., Ltd.	25,351
1,430	Oracle Corp. (D)	26,151
1,874	Red Hat, Inc. (D)	24,936
399	Visa, Inc.	22,074
1,018	Western Union Co.	15,530

		250,671

	Technology Hardware & Equipment — 6.6%
221	Apple, Inc. (D)	23,777
849	Dell, Inc. (D)	10,309
1,131	FLIR Systems, Inc. (D)	36,304

The accompanying notes are an integral part of these financial statements.

			Market
Shares			Value (W)

COMMON STOCK — (continued)

	Technology Hardware & Equipment — (continued)
636	Hewlett-Packard Co.		$24,361
7,040	Kingboard Chemical Holdings Ltd.		14,054
545	Research In Motion Ltd. (D)		27,505

			136,310

	Telecommunication Services — 1.7%
2,527	MetroPCS Communications, Inc. (D)		34,714

	Transportation — 0.7%
677	Ryanair Holdings plc ADR (D)		15,067

	Total common stock (cost $2,520,734)		$1,932,320

EXCHANGE TRADED FUNDS — 1.0%
	Other Investment Pools and Funds — 1.0%
214	S & P 500 Depositary Receipt		$20,741

	Total exchange traded funds (cost $19,370)		$20,741

	Total long-term investments (cost $2,540,104)		$1,953,061

Principal
Amount

SHORT-TERM INVESTMENTS — 4.1%
	Repurchase Agreements — 3.3%

Banc of America Securities TriParty Joint Repurchase Agreement (maturing on 11/03/2008 in the amount of $31,603, collateralized by FHLMC 4.50% — 6.00%, 2023 — 2038, FNMA 4.50% — 6.50%, 2021 — 2038, value of $32,347)

$31,602	0.25% dated 10/31/2008		$31,602
	BNP Paribas Securities Corp. TriParty Joint Repurchase Agreement (maturing on 11/03/2008 in the amount of $3,424, collateralized by FNMA 5.50%, 2037, value of $3,492)
3,424	0.25% dated 10/31/2008		3,424
	Deutsche Bank Securities Joint Repurchase Agreement (maturing on 11/03/2008 in the amount of $137, collateralized by U.S. Treasury Bill 0.50%, 2009, value of $140)
137	0.08% dated 10/31/2008		137

Deutsche Bank Securities TriParty Joint Repurchase Agreement (maturing on 11/03/2008 in the amount of $14,673, collateralized by FHLMC 5.00% — 7.00%, 2020 — 2038, GNMA 6.00% — 7.00%, 2037 — 2038, value of $14,966)

14,672	0.25% dated 10/31/2008		14,672
	JP Morgan Chase TriParty Joint Repurchase Agreement (maturing on 11/03/2008 in the amount of $19,338, collateralized by FNMA 5.00% — 7.00%, 2017 — 2038, value of $19,724)
19,338	0.23% dated 10/31/2008		19,338

			69,173

Shares

	Securities Purchased with Proceeds from Security Lending — 0.4%
	Cash Collateral Reinvestment Fund:
8,578	Goldman Sachs FS Prime Obligation/Institutional Fund		8,578

Principal			Market
Amount			Value (W)

	U.S. Treasury Bills — 0.4%
$7,500	0.96%, 01/22/2009 (M)		$7,495

	Total short-term investments (cost $85,235)		$85,246

	Total investments (cost $2,625,339) (C)	98.8%	$2,038,307
	Other assets and liabilities	1.2%	24,315

	Total net assets	100.0%	$2,062,622

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 14.59% of total net assets at October 31, 2008.

Foreign securities that are principally traded on certain foreign markets are adjusted daily pursuant to a third party pricing service methodology approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of the foreign market but before the close of the New York Stock Exchange.

(C)	At October 31, 2008, the cost of securities for federal income tax purposes was $2,682,564 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$48,626
Unrealized Depreciation	(692,883)

Net Unrealized Depreciation	$(644,257)

(A)	The aggregate value of securities valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Fund’s Board of Directors at October 31, 2008 rounds to zero. This calculation excludes securities that are principally traded on certain foreign markets and whose prices were adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

(D)	Currently non-income producing.

(G)	Security is partially on loan at October 31, 2008.

(M)	The interest rate disclosed for these securities represents the effective yield on the date of acquisition.

(H)	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period
Acquired	Shares	Security	Cost Basis
05/2008 – 09/2008	105,895	Rolls-Royce Group - C Share Entitlement	$318

The aggregate value of these securities at October 31, 2008 rounds to zero.

Forward Foreign Currency Contracts Outstanding at October 31, 2008

				Unrealized
	Market	Contract	Delivery	Appreciation/
Description	Value (W)	Amount	Date	(Depreciation)

Japanese Yen (Sell)	$5,725	$5,791	11/06/08	$66

(W)	See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

The Hartford High Yield Fund

Schedule of Investments
October 31, 2008
(000’s Omitted)

Principal		Market
Amount		Value (W)
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES — 0.4%
	Finance — 0.4%
	CBA Commercial Small Balance Commercial Mortgage
$6,097	9.75%, 01/25/2039 (H)(?)	$640
	Soundview NIM Trust
920	8.25%, 12/25/2036 (D)(H)	1

	Total asset & commercial mortgage backed securities (cost $1,471)	$641

CORPORATE BONDS: INVESTMENT GRADE — 2.8%
	Consumer Cyclical — 0.4%
	Phillips Van-Heusen Corp.
$795	7.75%, 11/15/2023	$789

	Finance — 2.4%
	Bank of America Corp.
875	8.00%, 01/30/2018 (L)(CC)	655
	Citigroup, Inc.
800	8.40%, 04/30/2018 (L)(CC)	556
	Goldman Sachs Capital Trust II
2,400	5.79%, 06/01/2012 (L)(CC)	1,102
	Goldman Sachs Group, Inc.
525	6.88%, 01/15/2011	512
	Host Marriott L.P.
940	6.75%, 06/01/2016	682
	JP Morgan Chase & Co.
700	7.90%, 04/30/2018 (CC)	567

		4,074

	Total corporate bonds: investment grade (cost $5,771)	$4,863

CORPORATE BONDS: NON-INVESTMENT GRADE — 78.7%
	Basic Materials — 6.8%
	AK Steel Corp.
$1,375	7.75%, 06/15/2012	$1,100
	Cenveo, Inc.
750	10.50%, 08/15/2016 (I)	634
	Domtar Corp.
1,660	5.38%, 12/01/2013	1,220
	Freeport-McMoRan Copper & Gold, Inc.
1,000	8.25%, 04/01/2015	800
	Georgia-Pacific Corp.
1,025	8.13%, 05/15/2011	866
	Graham Packaging Co., Inc.
720	8.50%, 10/15/2012	526
460	9.88%, 10/15/2014	290
	Huntsman International LLC
520	7.88%, 11/15/2014	463
	International Coal Group, Inc.
615	10.25%, 07/15/2014	517
	MacDermid, Inc.
900	9.50%, 04/15/2017 (I)	477
	Momentive Performance
705	9.75%, 12/01/2014 (G)	395
	New Page Corp.
1,580	10.00%, 05/01/2012	1,074
	Peabody Energy Corp.
750	6.88%, 03/15/2013	658
	Potlatch Corp.
650	13.00%, 12/01/2009 (H)(L)	700
	Steel Dynamics, Inc.
970	7.38%, 11/01/2012	721
	Texas Industries, Inc.
800	7.25%, 07/15/2013 (I)	628
	Valmont Industries, Inc.
725	6.88%, 05/01/2014	589

		11,658

	Capital Goods — 1.4%
	Bombardier, Inc.
920	6.30%, 05/01/2014 (I)#	731
	Hawker Beechcraft Acquisition Co.
1,025	9.75%, 04/01/2017 (G)	574
	TransDigm, Inc.
1,390	7.75%, 07/15/2014	1,112

		2,417

	Consumer Cyclical — 12.2%
	Alliance One International, Inc.
860	8.50%, 05/15/2012 (H)	662
	Amerigas Partners L.P.
680	7.25%, 05/20/2015 #	512
	Aramark Corp.
1,430	5.00%, 06/01/2012	1,030
	BE Aerospace, Inc.
535	8.50%, 07/01/2018	460
	Buffalo Thunder
1,325	9.38%, 12/15/2014 (H)	464
	D.R. Horton, Inc.
1,565	4.88%, 01/15/2010	1,342
	Dollarama Group L.P.
1,350	8.88%, 08/15/2012	1,012
	ESCO Corp.
1,360	8.63%, 12/15/2013 (I)#	1,088
	Ferrellgas Partners L.P.
740	6.75%, 05/01/2014 (G)(I)	525
	General Motors Corp.
3,750	8.38%, 07/15/2033	1,219
	Ingles Markets, Inc.
950	8.88%, 12/01/2011	836
	K Hovnanian Enterprises
1,385	11.50%, 05/01/2013 (I)	1,122
	KB Home & Broad Home Corp.
1,200	6.38%, 08/15/2011	948
	Michaels Stores, Inc.
500	10.00%, 11/01/2014 (G)	225
	Neiman Marcus Group, Inc.
550	9.00%, 10/15/2015 (G)	377
785	10.38%, 10/15/2015 (G)	522
	Pulte Homes, Inc.
1,550	7.88%, 08/01/2011	1,314
	SGS International, Inc.
1,075	12.00%, 12/15/2013	838
	Stater Brothers Holdings, Inc.
860	8.13%, 06/15/2012	765
	Supervalu, Inc.
2,790	7.50%, 11/15/2014	2,288
	Tenneco, Inc.
1,855	8.13%, 11/15/2015	965
	TRW Automotive, Inc.
3,465	7.25%, 03/15/2017 (I)	1,992
	United Components, Inc.
690	9.38%, 06/15/2013 (H)	428

		20,934

	Consumer Staples — 1.3%
	Appleton Papers, Inc.
750	8.13%, 06/15/2011	525
420	9.75%, 06/15/2014 (G)(H)	252

The accompanying notes are an integral part of these financial statements.

Principal		Market
Amount		Value (W)

CORPORATE BONDS: NON-INVESTMENT GRADE — (continued)

	Consumer Staples — (continued)
	Constellation Brands, Inc.
$855	8.38%, 12/15/2014	$761
	Dole Food Co., Inc.
780	8.63%, 05/01/2009 (G)	702

		2,240

	Energy — 5.1%
	Chesapeake Energy Corp.
1,180	7.00%, 08/15/2014	947
1,290	7.63%, 07/15/2013	1,096
	Cie Gen Geophysique
1,305	7.75%, 05/15/2017	874
	Encore Acquisition Co.
1,125	7.25%, 12/01/2017	740
	Inergy L.P.
1,440	8.25%, 03/01/2016	1,105
	Petrohawk Energy Corp.
1,250	9.13%, 07/15/2013 #	963
	Plains Exploration & Production Co.
900	7.63%, 06/01/2018	590
	Quicksilver Resources, Inc.
1,075	8.25%, 08/01/2015	747
	Sonat, Inc.
1,260	7.63%, 07/15/2011	1,047
	Tesoro Corp.
1,000	6.63%, 11/01/2015 (G)	680

		8,789

	Finance — 7.1%
	American Real Estate Partners L.P.
1,155	7.13%, 02/15/2013 #	728
	Biomet, Inc.
770	10.38%, 10/15/2017	641
	Ford Motor Credit Co.
1,730	5.70%, 01/15/2010 (G)	1,284
1,980	7.57%, 01/13/2012 (L)	1,198
2,500	9.20%, 04/15/2012 (L)#	1,916
	General Motors Acceptance Corp.
2,930	6.75%, 12/01/2014	1,480
2,750	6.88%, 09/15/2011	1,611
	LPL Holdings, Inc.
2,770	10.75%, 12/15/2015 (H)	1,939
	Nuveen Investments, Inc.
1,350	5.00%, 09/15/2010	459
	Yankee Acquisition Corp.
1,500	8.50%, 02/15/2015 (G)	847

		12,103

	Health Care — 7.0%
	Advanced Medical Optics, Inc.
1,710	7.50%, 05/01/2017	1,129
	HCA, Inc.
1,100	7.88%, 02/01/2011	918
2,750	9.25%, 11/15/2016	2,337
	IASIS Healthcare Capital Corp.
1,280	8.75%, 06/15/2014	1,011
	Invacare Corp.
1,390	9.75%, 02/15/2015	1,251
	Multiplan Corp.
1,255	10.38%, 04/15/2016 (I)	1,155
	Psychiatric Solutions, Inc.
1,195	7.75%, 07/15/2015	983
	Reable Therapeutics Finance LLC
730	11.75%, 11/15/2014 (G)	518
	Rite Aid Corp.
1,500	9.50%, 06/15/2017 (G)	540
	Skilled Healthcare Group, Inc.
1,000	11.00%, 01/15/2014	885
	Warner Chilcott Corp.
1,350	8.75%, 02/01/2015	1,188

		11,915

	Services — 11.8%
	Affinion Group, Inc.
1,580	11.50%, 10/15/2015	948
	Allied Waste North America, Inc.
820	6.88%, 06/01/2017 (G)	713
1,100	7.88%, 04/15/2013	1,023
	AMC Entertainment, Inc.
940	11.00%, 02/01/2016	743
	Clear Channel Communications, Inc.
2,900	7.65%, 09/15/2010	2,189
	Dex Media West LLC, Inc.
600	8.00%, 11/15/2013 #	132
1,775	9.88%, 08/15/2013 #	666
	DirecTV Holdings LLC
535	7.63%, 05/15/2016 (I)	449
1,120	8.38%, 03/15/2013	1,050
	Echostar DBS Corp.
2,200	7.75%, 05/31/2015	1,787
	FireKeepers Development Authority
1,120	13.88%, 05/01/2015 (G)(I)	795
	Harland Clarke Holdings
1,395	9.50%, 05/15/2015	670
	Harrah’s Operating Co., Inc.
1,430	10.75%, 02/01/2016 (I)	465
	Iron Mountain, Inc.
1,220	8.00%, 06/15/2020	958
	MGM Mirage, Inc.
1,260	7.50%, 06/01/2016 (G)	743
1,005	8.50%, 09/15/2010	696
	Pinnacle Entertainment, Inc.
960	8.75%, 10/01/2013	725
	Sheridan Group, Inc.
1,200	10.25%, 08/15/2011 (H)	996
	SunGard Data Systems, Inc.
1,463	10.25%, 08/15/2015	1,024
	TL Acquisitions, Inc.
1,480	10.50%, 01/15/2015 (I)	881
	Videotron Ltee
1,035	6.88%, 01/15/2014	859
	Virgin Media, Inc.
1,430	6.50%, 11/15/2016 (I)(X)	744
	Wynn Las Vegas LLC
1,250	6.63%, 12/01/2014	922

		20,178

	Technology — 17.2%
	Advanced Micro Devices, Inc.
1,000	5.75%, 08/15/2012 (G)(X)	416
	Canwest MediaWorks L.P.
1,800	9.25%, 08/01/2015 (I)	1,098
	CCH I Holdings LLC
1,400	9.92%, 04/01/2014 (G)	350
	Charter Communications Operating LLC
1,000	8.00%, 04/30/2012 (I)	770
2,160	10.88%, 09/15/2014 (I)	1,755
	Citizens Communications Co.
1,370	7.88%, 01/15/2027	685

The accompanying notes are an integral part of these financial statements.

The Hartford High Yield Fund

Schedule of Investments — (continued)
October 31, 2008
(000’s Omitted)

Principal			Market
Amount (B)			Value (W)

		Technology — (continued)
		Cricket Communications, Inc.
	$865	9.38%, 11/01/2014	$703
		CSC Holdings, Inc.
	2,410	7.63%, 04/01/2011	2,217
		Freescale Semiconductor, Inc.
	2,100	9.13%, 12/15/2014	767
		General Cable Corp.
	1,015	6.26%, 04/01/2015 (L)	589
		Intelsat Bermuda Ltd.
	2,005	11.25%, 06/15/2016	1,714
		Intelsat Ltd.
	2,580	7.63%, 04/15/2012 (G)	1,625
		Intelsat Subsidiary Holding Co.
	2,200	8.50%, 01/15/2013 (I)	1,914
		Level 3 Financing, Inc.
	1,800	9.25%, 11/01/2014	1,026
		Mediacom LLC
	2,575	7.88%, 02/15/2011	2,189
		MetroPCS Wireless, Inc.
	1,485	9.25%, 11/01/2014	1,236
		Nortel Networks Ltd.
	1,075	10.75%, 07/15/2016	567
		Qwest Communications International, Inc.
	2,960	7.50%, 02/15/2014	2,013
		Sanmina-Sci Corp.
	1,710	5.57%, 06/15/2010 — 06/15/2014 (I)(L)	1,386
		Spansion LLC
	820	5.93%, 06/01/2013 (I)(L)	176
		Sprint Capital Corp.
	3,175	8.38%, 03/15/2012	2,556
		Sprint Nextel Corp.
	2,650	6.00%, 12/01/2016	1,835
		Wind Acquisition
EUR	680	9.75%, 12/01/2015 (I)	650
		Windstream Corp.
	1,645	8.63%, 08/01/2016	1,242

			29,479

		Transportation — 1.8%
		Bristow Group, Inc.
	915	7.50%, 09/15/2017	686

		Continental Airlines, Inc.
	506	6.80%, 08/02/2018 #	349
	1,005	7.03%, 06/15/2011	684
	1,128	7.37%, 12/15/2015	711
		PHI, Inc.
	770	7.13%, 04/15/2013	566

			2,996

		Utilities — 7.0%
		AES Corp.
	920	8.00%, 10/15/2017	708
		Copano Energy LLC
	1,255	8.13%, 03/01/2016	922
		Dynegy Holdings, Inc.
	985	8.75%, 02/15/2012 (G)	857
		Edison Mission Energy
	580	7.50%, 06/15/2013	489
		Energy Future Holdings
	740	10.88%, 11/01/2017 (I)	570
		Markwest Energy Partners L.P.
	820	8.50%, 07/15/2016	603
		Mirant North America LLC
	1,200	7.38%, 12/31/2013	1,048
		NRG Energy, Inc.
	3,300	7.25%, 02/01/2014	2,887
		Reliant Energy, Inc.
	1,680	6.75%, 12/15/2014	1,464
	451	9.24%, 07/02/2017	415
		Texas Competitive Electric Co.
	2,515	10.25%, 11/01/2015 (I)	1,918

			11,881

		Total corporate bonds: non-investment grade (cost $177,172)	$134,590

SENIOR FLOATING RATE INTERESTS: NON-INVESTMENT GRADE (V) — 7.2%
		Basic Materials — 1.4%
		Boise Paper Holdings LLC
	$1,550	10.00%, 02/20/2015 (H)(N)	$1,035
		Georgia-Pacific Corp.
	1,270	5.37%, 12/20/2013 (N)(Q)	1,021
		Mega Bloks, Inc.
	816	8.75%, 07/26/2012 (H)(N)	408

			2,464

		Consumer Cyclical — 1.1%
		Appleseed’s Brands
	647	8.40%, 06/25/2013 (H)(N)	278
		Hanesbrands, Inc.
	1,100	7.27%, 03/05/2014 (N)(Q)	864
		Lear Corp.
	1,153	5.75%, 04/25/2012 (N)	744

			1,886

		Energy — 1.1%
		Lyondell Chemical Co.
	1,322	8.04%, 12/22/2014 (N)(Q)	781
		Turbo Beta Ltd.
	1,254	14.50%, 03/12/2018 (H)(N)	1,104

			1,885

		Health Care — 1.1%
		IASIS Healthcare Capital Corp.
	1,642	8.76%, 06/15/2014 (N)	1,231
		Inverness Medical Innovation, Inc.
	625	5.48%, 06/26/2015 (N)	416
		Invitrogen Corp.
	210	6.26%, 09/30/2015 (N)(Q)	194

			1,841

		Services — 1.4%
		Marquee Holdings, Inc.
	528	7.82%, 06/13/2012 (H)(N)	264
		Tribune Co.
	462	9.00%, 12/20/2015 (H)(N)	45
		Venetian Macau Ltd.
	419	6.02%, 05/25/2012 (N)(Q)	265
		Venetian Macau Ltd., Incremental Term Loan B
	297	6.02%, 04/06/2012 (N)	188
		Venetian Macau Ltd., Term Loan
	726	6.02%, 05/25/2013 (N)(Q)	460
		WideOpenWest Finance LLC
	1,419	10.93%, 06/29/2015 (H)(N)	709
		Yonkers Racing Corp.
	453	10.69%, 08/12/2011 (N)	385

			2,316

		Technology — 1.1%
		Infor Lux Bond Co.
	1,684	11.77%, 07/28/2014 (H)(N)	253

The accompanying notes are an integral part of these financial statements.

Principal			Market
Amount			Value (W)

SENIOR FLOATING RATE INTERESTS: NON-INVESTMENT GRADE (V) — (continued)

	Technology — (continued)
	Integra Telecom Holdings, Inc.
$650	10.47%, 04/08/2014 (H)(N)		$403
	Mediacom Broadband LLC
275	3.64%, 03/31/2010 (N)		234
	Wind Acquisitions Holdings Finance S.A.
1,664	11.75%, 12/12/2011 (N)		948

			1,838

	Total senior floating rate interests: non-investment grade (cost $19,187)		$12,230

Shares

COMMON STOCK — 0.0%
	Consumer Durables & Apparel — 0.0%
1	Hosiery Corp. of America, Inc. Class A (A)(D)(H)		$—

	Telecommunication Services — 0.0%
1	AboveNet, Inc. (D)(H)		30
—	XO Holdings, Inc. (D)		—

			30

	Total common stock (cost $21)		$30

WARRANTS — 0.0%
	Telecommunication Services — 0.0%
—	AboveNet, Inc. (D)(H)		$3
—	XO Holdings Inc. (D)(H)		—

	Total Warrants (cost $—)		$3

PREFERRED STOCK — 0.1%
	Real Estate — 0.1%
	Federal National Mortgage Association,
52	8.25% (G)		$109

	Total preferred stock (cost $668)		$109

	Total long-term investments (cost $204,290)		$152,466

SHORT-TERM INVESTMENTS — 15.1%
	Investment Pools and Funds — 0.0%
25	State Street Bank Money Market Fund		$25

Principal
Amount

	Repurchase Agreements — 9.0%
	BNP Paribas Securities Corp. Repurchase Agreement (maturing on 11/03/2008 in the amount of $7,826, collateralized by U.S. Treasury Bond 5.50%, 2028, U.S. Treasury Note 7.50%, 2016, value of $7,963)
$7,826	0.15% dated 10/31/2008		7,826
	RBS Greenwich Capital Markets Repurchase Agreement (maturing on 11/03/2008 in the amount of $6,306, collateralized by U.S. Treasury Note 4.13%, 2012, value of $6,433)
6,306	0.10% dated 10/31/2008		6,306
	UBS Securities, Inc. Repurchase Agreement (maturing on 11/03/2008 in the amount of $1,266, collateralized by U.S. Treasury Bond 6.13%, 2027, value of $1,285)
1,266	0.08% dated 10/31/2008		1,266

			15,398

Shares

	Securities Purchased with Proceeds from Security Lending — 5.9%
	Cash Collateral Reinvestment Fund:
10,178	State Street Navigator Securities Lending Prime Portfolio		10,178

Principal
Amount

	U.S. Treasury Bills — 0.2%
$300	0.70%, 01/15/2009 (M)(S)		300

	Total short-term investments (cost $25,900)		$25,901

	Total investments (cost $230,190) (C)	104.3%	$178,367
	Other assets and liabilities	(4.3)%	(7,351)

	Total net assets	100.0%	$171,016

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 4.18% of total net assets at October 31, 2008.

Foreign securities that are principally traded on certain foreign markets are adjusted daily pursuant to a third party pricing service methodology approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of the foreign market but before the close of the New York Stock Exchange.

(C)	At October 31, 2008, the cost of securities for federal income tax purposes was $231,263 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$459
Unrealized Depreciation	(53,355)

Net Unrealized Depreciation	$(52,896)

#	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

(A)	The aggregate value of securities valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Fund’s Board of Directors at October 31, 2008 rounds to zero. This calculation excludes securities that are principally traded on certain foreign markets and whose prices were adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

The accompanying notes are an integral part of these financial statements.

The Hartford High Yield Fund

Schedule of Investments — (continued)
October 31, 2008
(000’s Omitted)

(CC)	Perpetual maturity security. Maturity date shown is the first call date.

(D)	Currently non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.

(G)	Security is partially on loan at October 31, 2008.

(I)	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at October 31, 2008, was $21,923, which represents 12.82% of total net assets.

(L)	Variable rate securities; the rate reported is the coupon rate in effect at October 31, 2008.

(M)	The interest rate disclosed for these securities represents the effective yield on the date of acquisition.

(N)	The interest rate disclosed for these securities represents the average coupon as of October 31, 2008.

(?)	The interest rates disclosed for interest only strips represent effective yields based upon estimated future cash flows at October 31, 2008.

(Q)	The cost of securities purchased on a when-issued or delayed delivery basis at October 31, 2008 was $1,247.

(V)	Senior floating rate interests in which the Fund invests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate (LIBOR), (ii) the prime rate offered by one or more major United States Banks, or (iii) the bank’s certificate of deposit rate. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. The interest rate indicated is the rate in effect at October 31, 2008.

(X)	Convertible security.

(B)	All principal amounts are in U.S. dollars unless otherwise indicated.

EUR — Euro

(H)	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period
Acquired	Shares/Par	Security	Cost Basis
09/2007 – 03/2008	1	AboveNet, Inc.	$—
09/2007 – 03/2008	—	AboveNet, Inc. Warrants	—
03/2007	$860	Alliance One International, Inc., 8.50%, 05/15/2012	860
07/2007	$647	Appleseed’s Brands, 8.40%, 06/25/2013	643
12/2006	$420	Appleton Papers, Inc., 9.75%, 06/15/2014	422
02/2008 – 08/2008	$1,550	Boise Paper Holdings LLC, 10.00%, 02/20/2015	1,457
12/2006 – 06/2007	$1,325	Buffalo Thunder, 9.38%, 12/15/2014 - 144A	1,339
11/2006 – 08/2007	$6,097	CBA Commercial Small Balance Commercial Mortgage, 9.75%, 01/25/2039 - 144A	559
10/1994	1	Hosiery Corp. of America, Inc. Class A - 144A	21
03/2007 – 10/2008	$1,684	Infor Lux Bond Co., 11.77%, 07/28/2014	1,409
08/2007	$650	Integra Telecom Holdings, Inc., 10.47%, 04/08/2014	628
08/2006 – 08/2008	$2,770	LPL Holdings, Inc., 10.75%, 12/15/2015 - 144A	2,804
06/2007 – 09/2008	$528	Marquee Holdings, Inc., 7.82%, 06/13/2012	519
05/2008	$816	Mega Bloks, Inc., 8.75%, 07/26/2012	725
05/2001 – 11/2001	$650	Potlatch Corp., 13.00%, 12/01/2009	647
06/2005 – 07/2005	$1,200	Sheridan Group, Inc., 10.25%, 08/15/2011	1,234
02/2007	$920	Soundview NIM Trust, 8.25%, 12/25/2036 - 144A	912
05/2007	$462	Tribune Co., 9.00%, 12/20/2015	462
06/2008 – 08/2008	$1,254	Turbo Beta Ltd., 14.50%, 03/12/2018	1,254
09/2008	$690	United Components, Inc., 9.38%, 06/15/2013	620
06/2007 – 10/2008	$1,419	WideOpenWest Finance LLC, 10.93%, 06/29/2015	1,374
05/2006	—	XO Holdings, Inc. Warrants	—

The aggregate value of these securities at October 31, 2008 was $10,614 which represents 6.21% of total net assets.

(S)	Security pledged as initial margin deposit for open futures contracts at October 31, 2008.

Futures Contracts Outstanding at October 31, 2008

				Unrealized
	Number of		Expiration	Appreciation/
Description	Contracts*	Position	Month	(Depreciation)

5 Year U.S. Treasury Note	149	Long	Dec 2008	$263

* The number of contracts does not omit 000’s.

Forward Foreign Currency Contracts Outstanding at October 31, 2008

				Unrealized
	Market	Contract	Delivery	Appreciation/
Description	Value (W)	Amount	Date	(Depreciation)

Euro (Sell)	$802	$784	01/29/09	$(18)

(W)	See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

The Hartford High Yield Municipal Bond Fund

Schedule of Investments
October 31, 2008
(000’s Omitted)

Principal		Market
Amount		Value (W)
MUNICIPAL BONDS — 88.3%
	Alabama — 1.5%
	Courtland Industrial Development Board Environmental Improvement Rev
$4,750	5.00%, 11/01/2013	$4,183
	Huntsville-Redstone Village, AL, Special Care Fac FA
600	5.25%, 01/01/2015	523

		4,706

	Alaska — 1.0%
	North Slope Boro, AK
3,000	2.80%, 06/30/2010 (L)	3,000

	Arizona — 1.0%
	Estrella Mountain Ranch Community GO
265	6.20%, 07/15/2032 (H)	209
	Pinal County, AZ, Electric Dist #4
1,150	6.00%, 12/01/2038	1,028
	Scottsdale, AZ, IDA
1,000	5.25%, 09/01/2030	788
	Show Low Bluff, AZ, Community Fac Dist Special Assessment
200	5.60%, 07/01/2031 (H)	144
	Tartesso West Community Facilities Dist
1,000	5.90%, 07/15/2032 (H)	749

		2,918

	California — 6.2%
	California Municipal FA, Biola University
1,000	5.80%, 10/01/2028	761
	California Statewide Community DA
4,100	7.25%, 10/01/2032	3,389
	California Statewide Community DA, California Baptist University
2,800	5.50%, 11/01/2038 (H)	1,754
	California Statewide Community DA, Drew School
250	5.30%, 10/01/2037	173
	California Statewide Community DA, Huntington Park Rev
200	5.15%, 07/01/2030	141
	California Statewide Community DA, Valleycare Health System
100	5.13%, 07/15/2031 (H)	66
	Chino, CA, Community Fac Dist Special Tax B
500	5.00%, 09/01/2036 (H)	330
	Folsom, CA, Public FA Special Tax Rev
500	5.20%, 09/01/2032 (H)	347
	Morongo Band of Mission Indians Enterprise Rev
1,595	6.50%, 03/01/2028 (I)	1,373
	Perris, CA, Public FA Local Agency Rev
1,000	5.80%, 09/01/2038 (H)	740
	Rialto, CA, Redev Agency
2,000	5.88%, 09/01/2033	1,915
	Roseville, CA, Special Tax
1,000	6.00%, 09/01/2028	816
	San Jose Redev Agency
500	6.50%, 08/01/2023 (Q)	498
	Turlock, CA, Health Facilities Rev
2,675	5.38%, 10/15/2034	1,872
	Vernon, CA, Natural Gas FA
4,725	5.00%, 08/01/2021	4,704

		18,879

	Colorado — 1.8%
	Baptist Road Rural Transportation Auth, Sales & Use Tax Rev
800	5.00%, 12/01/2026	566
	Colorado E-470 Public Highway Auth Rev
1,875	5.50%, 09/01/2024	1,763
	Colorado Educational & Cultural FA Rev, Charter School-Windsor Academy Proj
500	5.70%, 05/01/2037 (H)	355
	Colorado Health FA Rev
2,500	5.50%, 05/15/2028	1,977
	Denver, CO, City & County Special Fac Airport AMT
500	5.25%, 10/01/2032	225
	North Range, CO, Metropolitan Dist #2
500	5.50%, 12/15/2027 (H)	354
	Park Meadows, CO, Business Improvement Dist Shared Sales Tax Rev
360	5.35%, 12/01/2031	275

		5,515

	Delaware — 0.4%
	Millsboro, DE, Special Obligation Plantation Lakes Special Development
500	5.45%, 07/01/2036 (H)	345
	Sussex County, DE, Del Rev
1,235	5.90%, 01/01/2026	938

		1,283

	District of Columbia — 0.9%
	District of Columbia Tobacco Settlement Financing Corp
3,460	6.50%, 05/15/2033	2,717

	Florida — 9.6%
	Beeline Community Development Dist
1,220	7.00%, 05/01/2037 (H)	1,037
	Brevard County, FL, Health Facilities Auth
4,000	5.00%, 04/01/2034	2,774
	Florida Village Community Development Dist No 8
2,855	6.38%, 05/01/2038	2,360
	Highlands County, FL, Adventist Health
125	5.25%, 11/15/2036	134
	Jacksonville, FL, Econ Development Community AMT
1,000	5.30%, 05/01/2037 (H)	592
	Jacksonville, FL, Econ Development Community Health Care Facilities
2,000	6.25%, 09/01/2027	1,594
	Lakeland, FL, Retirement Community Rev
500	6.25%, 01/01/2028	414
1,750	6.38%, 01/01/2043	1,400
	Lee County, FL, IDA
1,000	5.25%, 06/15/2027	687
	Magnolia Creek, FL, Community Development Dist Capital Improvement
500	5.90%, 05/01/2039 (H)	349
	Miami-Dade County, FL, Educational Facilities Auth
3,000	5.75%, 04/01/2028	2,925
	Orange County, FL, Health Care FA Rev
200	5.50%, 07/01/2038 (H)	130
	Palm Beach County, FL, Health FA Rev Waterford Proj
2,400	5.88%, 11/15/2037	1,792

The accompanying notes are an integral part of these financial statements.

The Hartford High Yield Municipal Bond Fund

Schedule of Investments — (continued)
October 31, 2008
(000’s Omitted)

Principal		Market
Amount		Value (W)

MUNICIPAL BONDS — (continued)

	Florida — (continued)
	Parker Road, FL, Community Development Dist Cap Improvement Ser A
$200	5.60%, 05/01/2038 (H)	$131
	Putnam County, FL, DA
3,125	5.35%, 03/15/2042	2,896
	River Bend Community Development Dist, Capital Improvement Rev
2,000	7.13%, 11/01/2015	1,794
	Seminole Tribe of Florida
4,500	5.25%, 10/01/2027 (I)	3,566
1,000	5.50%, 10/01/2024 (I)	844
	Six Mile Creek, FL, Community Development Dist
1,525	5.88%, 05/01/2038 (H)	970
	St. Johns County, FL, IDA
1,765	5.00%, 02/15/2027 (H)	1,270
	Sweetwater Creek, FL, Community Development Dist Capital Improvement Rev
1,000	5.50%, 05/01/2038 (H)	627
	Tolomato, FL, Community Development Dist
800	6.65%, 05/01/2040	651
	University Square Community Development
500	5.88%, 05/01/2038 (H)	361

		29,298

	Georgia — 0.5%
	Augusta, GA, Airport Rev AMT
165	5.35%, 01/01/2028	119
230	5.45%, 01/01/2031	163
	Marietta, GA, DA
1,500	7.00%, 06/15/2030	1,267

		1,549

	Idaho — 2.0%
	Idaho Arts Charter School
1,000	6.25%, 12/01/2028	810
	Idaho Board Bank Auth
1,465	5.63%, 09/15/2026 (Q)	1,523
	Nez Perce County, ID, Pollution Control
5,000	6.00%, 10/01/2024	3,862

		6,195

	Illinois — 5.0%
	Aurora, IL, Tax Increment Rev
1,000	6.75%, 12/30/2027	852
	Belleville, IL, Tax Increment
1,000	5.70%, 05/01/2036 (H)	719
	Chicago, IL, Board of Education
2,780	9.00%, 03/01/2031 (L)	2,780
	Chicago, IL, O’Hare International Airport Special Fac Rev, American Airlines Inc.
250	5.50%, 12/01/2030	100
	Chicago, IL, O’Hare Int’l Airport Rev
2,210	6.00%, 01/01/2017	2,159
	Hampshire, IL, Special Service Area #13, Tuscany Woods Proj
200	5.75%, 03/01/2037 (H)	139
	Hampshire, IL, Special Service Area #16, Prairie Ridge Proj
200	6.00%, 03/01/2046 (H)	142
	Illinois FA Rev
1,070	5.38%, 07/01/2033	901
300	5.38%, 11/15/2039 (H)	192
6,000	5.50%, 08/15/2030	4,716
	Illinois FA, Children’s Memorial Hospital
1,500	5.38%, 08/15/2039	1,164
	Illinois FA, Children’s Memorial Hospital Ser B
1,500	5.50%, 08/15/2028	1,276
	Illinois FA, Edward Hospital
190	6.25%, 02/01/2033	193

		15,333

	Indiana — 0.4%
	East Chicago, IN, Industrial Solid Waste Disposal AMT
1,000	5.50%, 09/01/2028 (H)	639
	Fort Wayne, IN, Pollution Control Rev
675	6.20%, 10/15/2025 (H)	203
	Vigo County, IN, Union Hospital
500	5.70%, 09/01/2037 (H)	339

		1,181

	Kansas — 0.1%
	Olathe, KS, Tax Increment Rev, West Village Center
500	5.50%, 09/01/2026 (H)	389

	Louisiana — 2.6%
	Colonial Pinnacle Community Development Dist
2,655	6.75%, 05/01/2023	2,282
	Louisiana Local Government Environmental Facilities & Community Development
6,000	6.75%, 11/01/2032	4,706
	Louisiana Public Fac Auth, Susla Fac Inc
500	5.75%, 07/01/2039 (H)	367
	St. Johns Baptist Parish, LA, Marathon Oil Co.
1,000	5.13%, 06/01/2037	623

		7,978

	Maryland — 0.2%
	Maryland State Health & Higher Education FA Rev
770	6.00%, 01/01/2028	598

	Massachusetts — 0.2%
	Massachusetts State Health & Education Facilities
1,000	5.13%, 07/01/2033	689

	Michigan — 9.1%
	Detroit, MI, GO
12,175	5.00%, 04/01/2016 (H)	11,624
	Dickinson County, MI, Econ Development Corp
3,000	5.75%, 06/01/2016	2,605
	Flint International Academy
2,500	5.75%, 10/01/2037	1,869
	Michigan Public Educational Facilities
5,000	6.50%, 09/01/2037 (I)	3,952
	Michigan State Hospital FA, McLaren Health Care
3,000	5.63%, 05/15/2028	2,721
	Michigan Tobacco Settlement FA
2,600	6.00%, 06/01/2034	1,895
	Michigan Tobacco Settlement Fin
4,165	6.88%, 06/01/2042	3,143

		27,809

	Minnesota — 0.6%
	Baytown Township, MN
750	7.00%, 08/01/2038	621

The accompanying notes are an integral part of these financial statements.

Principal		Market
Amount		Value (W)

MUNICIPAL BONDS — (continued)

	Minnesota — (continued)
	Falcon Heights, MN, Lease Rev
$525	6.00%, 11/01/2037	$388
	Minneapolis, MN, Multifamily Housing Rev AMT
200	5.40%, 04/01/2028	151
	Rochester, MN, Health Care Fac Rev
790	5.70%, 05/01/2022 (H)	628
	Worthington, MN, Housing Rev Ref, Meadows Worthington Proj
100	5.38%, 05/01/2037 (H)	69

		1,857

	Missouri — 0.5%
	Branson Hills, MO, Infrastructure Fac
100	5.50%, 04/01/2027 (H)	74
	Branson, MO, Regional Airport Transportation Development AMT
1,300	6.00%, 07/01/2025 (H)	944
	Kansas City, MO, Tax Increment Rev Maincor Proj Ser A
500	5.25%, 03/01/2018	436

		1,454

	Nebraska — 1.6%
	Douglas County, NE, Hospital Auth
2,000	5.75%, 11/01/2028	1,675
	Madison County, NE, Hospital Auth
3,000	6.00%, 07/01/2033	2,368
	Omaha Public Power Dist
1,000	5.50%, 02/01/2033 (Q)	983

		5,026

	Nevada — 0.8%
	Las Vegas, NV, Special Improvement Dist #808 & 810, Summerlin Village
500	6.13%, 06/01/2031 (H)	373
	Mesquite Special Improvement Dist #07-01
500	6.00%, 08/01/2027	379
	Sparks Tourism Improvement
2,240	6.75%, 06/15/2028	1,850

		2,602

	New Hampshire — 0.0%
	New Hampshire State Business Fin Rev AMT
200	5.20%, 05/01/2027 (H)	134

	New Jersey — 2.7%
	Burlington County, NJ, Bridge Commission Econ Development Rev, The Evergreen Proj
1,500	5.63%, 01/01/2038 (H)	1,030
	New Jersey Econ DA
4,800	6.25%, 09/15/2019	3,587
	New Jersey Health Care Facilities FA
4,000	6.63%, 07/01/2038	3,011
	New Jersey Health Care Services FA
800	5.50%, 07/01/2030	611

		8,239

	New Mexico — 1.6%
	Los Alamos County, NM
3,000	5.88%, 06/01/2027	3,003
	Montecito Estates Public Improvement Rev
1,000	7.00%, 10/01/2037 (H)	788
	Otero County NM Jail Proj Rev
1,370	6.00%, 04/01/2028	1,062
	Otero County, NM, Jail Proj
100	6.00%, 04/01/2023	83

		4,936

	New York — 8.0%
	Erie County, NY, IDA Global Concepts Charter School Proj
2,100	6.25%, 10/01/2037	1,612
	Genesee County, NY, IDA Civic Fac Rev, United Memorial Medical Center
500	5.00%, 12/01/2027 (H)	344
	Nassau County, NY, IDA Continuing Care Retirement
2,500	6.70%, 01/01/2043	1,990
	Nassau County, NY, IDA Continuing Care Retirement, Amsterdam at Harborside Ser A
1,000	6.50%, 01/01/2027	829
	New York State Dormitory Auth Non State Supported Debt, NYU Hospital Center Ser B
750	5.63%, 07/01/2037	544
	New York State Dormitory Auth Non State Supported Debt, Orange Regional Med Center
4,550	6.13%, 12/01/2029	3,676
	New York, NY, GO
4,000	6.25%, 10/15/2028	4,190
	New York, NY, IDA American Airlines JFK International Airport AMT
515	7.13%, 08/01/2011	438
9,000	7.63%, 08/01/2025	7,181
1,725	8.00%, 08/01/2012	1,465
	Ulster County, NY, IDA
3,250	6.00%, 09/15/2037 — 09/15/2042	2,354

		24,623

	North Carolina — 0.3%
	Albemarle, NC, Hospital Auth Healthcare
1,000	5.25%, 10/01/2038	701
	Raleigh, NC, Medical Care Commission Retirement Fac Rev
200	5.25%, 01/01/2032 (H)	132

		833

	Ohio — 4.4%
	Buckeye Tobacco Settlement FA
9,925	5.88%, 06/01/2030 — 06/01/2047	6,827
9,500	6.50%, 06/01/2047 #	6,542

		13,369

	Oklahoma — 0.3%
	Oklahoma Development FA, Hospital Rev Great Plains Regional Medical Center
500	5.13%, 12/01/2036	341
	Oklahoma Municipal Power Auth
500	5.88%, 01/01/2028	497

		838

	Other U.S. Territories — 1.0%
	Puerto Rico Commonwealth
3,570	5.50%, 07/01/2032	3,111

The accompanying notes are an integral part of these financial statements.

The Hartford High Yield Municipal Bond Fund

Schedule of Investments — (continued)
October 31, 2008
(000’s Omitted)

Principal		Market
Amount		Value (W)

MUNICIPAL BONDS — (continued)
	Pennsylvania — 2.1%
	Allegheny County, PA, Higher Education Building Auth
$1,150	5.00%, 03/01/2033	$991
	Erie Higher Educational Building Auth
1,000	5.50%, 03/15/2038	716
	Northampton County, PA
3,000	5.50%, 08/15/2035	2,229
	Pennsylvania State Higher Educational FA Rev
855	5.75%, 07/01/2028	690
	Pennsylvania Turnpike Commission
1,335	6.00%, 06/01/2028	1,398
	Philadelphia, PA, IDA
500	5.25%, 05/01/2037	344

		6,368

	Rhode Island — 0.3%
	Rhode Island Tobacco Settlement Funding Corp
945	6.00%, 06/01/2023	852

	South Carolina — 0.6%
	Lancaster County, SC, Sun City Assessment
1,987	7.70%, 11/01/2017	1,775

	South Dakota — 1.6%
	South Dakota Educational Enhancement Funding Corp
6,030	6.50%, 06/01/2032	4,906

	Texas — 8.8%
	Brazos County, TX, Health Facilities Development Corp
6,570	5.50%, 01/01/2033 — 01/01/2038	5,111
	Brazos River Harbor Navigation Dist
2,000	5.95%, 05/15/2033	1,521
	Burnet County, TX, Public Fac Proj Rev
2,000	7.75%, 08/01/2029	1,686
	Dallas County, TX, Utility & Reclamation Dist
5,000	5.38%, 02/15/2029	4,765
	Dallas-Fort Worth, TX, International Airport AMT
750	6.15%, 01/01/2016	659
	Garza County, TX, Public Fac Corp Rev
1,000	5.75%, 10/01/2025	838
	Guadalupe County, TX, Board Managers Joint Rev
2,000	5.50%, 08/15/2036	1,721
	Gulf Coast Waste Disposal Auth AMT
1,000	5.20%, 05/01/2028	658
	Harris County, TX, Cultural Education Fac Baylor CLG Medicine
2,855	5.63%, 11/15/2032	2,563
	Houston, TX, Airport System Rev
6,500	6.75%, 07/01/2021	3,900
	Maverick County, TX, Public Fac Corp Proj Rev
1,685	6.25%, 02/01/2024	1,334
	Travis County, TX, Health Fac, Querencia Barton Creek Project
600	5.65%, 11/15/2035 (H)	423
	Willacy County, TX, GO
2,500	6.88%, 09/01/2028	1,869

		27,048

	Utah — 1.9%
	Provo, UT, Lakeview Charter School
1,300	5.63%, 07/15/2037	932
	Provo, UT, Renaissance Charter School
200	5.63%, 07/15/2037	143
	Utah County, UT, Charter School Rev
1,000	6.00%, 02/15/2038	748
	Utah State Charter School FA Charter School Rev
2,000	6.75%, 08/15/2028	1,696
	Utah State Charter School Financing Auth, Channing Hall Ser A
750	5.88%, 07/15/2027 (I)	586
700	6.00%, 07/15/2037 (I)	527
	Utah State Charter School Financing Auth, Summit Academy Ser A
1,500	5.80%, 06/15/2038	1,141

		5,773

	Virginia — 1.0%
	James City County, VA, Econ DA Residential Care Fac
1,100	5.40%, 07/01/2027 (H)	762
	Lexington, VA, IDA Residential Care Fac Rev
1,050	5.50%, 01/01/2037 (H)	715
	Norfolk, VA, Redev & Housing Auth Rev
2,005	6.13%, 01/01/2035 (H)	1,505
	Peninsula, VA, Turn Center Community Dev DA
300	6.45%, 09/01/2037	230

		3,212

	Washington — 1.3%
	Skagit County, WA, Public Hospital Rev
2,000	5.75%, 12/01/2032	1,450
	Washington State Health Care FA Rev
3,600	6.13%, 08/15/2037	2,688

		4,138

	West Virginia — 0.9%
	West Virginia State Hospital FA Rev Thomas Health Systems
3,500	6.50%, 10/01/2028 — 10/01/2038	2,693

	Wisconsin — 5.5%
	Wisconsin Badger Tobacco Asset Securitization Corp.
13,695	6.13%, 06/01/2027	12,925
1,000	6.38%, 06/01/2032	895
	Wisconsin State Health & Educational FA Rev
2,500	5.50%, 08/15/2023	2,503
	Wisconsin State Health & Educational Fac Auth, Wellington Homes Wis LLC
600	6.75%, 09/01/2037 (H)	467

		16,790

	Total municipal bonds (cost $327,944)	$270,614

The accompanying notes are an integral part of these financial statements.

Shares

SHORT-TERM INVESTMENTS — 10.5%
	Investment Pools and Funds — 10.5%
32,259	State Street Bank Tax Free Money Market Fund		$32,259

	Total short-term investments (cost $32,259)		$32,259

	Total investments (cost $360,203) (C)	98.8%	$302,873
	Other assets and liabilities	1.2%	3,751

	Total net assets	100.0%	$306,624

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

(C)	At October 31, 2008, the cost of securities for federal income tax purposes was $360,203 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$392
Unrealized Depreciation	(57,722)

Net Unrealized Depreciation	$(57,330)

#	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

(I)	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at October 31, 2008, was $10,848, which represents 3.54% of total net assets.

(L)	Variable rate securities; the rate reported is the coupon rate in effect at October 31, 2008.

(Q)	The cost of securities purchased on a when-issued or delayed delivery basis at October 31, 2008 was $2,999.

(H)	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period
Acquired	Par	Security	Cost Basis

02/2008	$1,220	Beeline Community Development Dist, 7.00%, 05/01/2037	$1,220
09/2007	1,000	Belleville, IL, Tax Increment, 5.70%, 05/01/2036	994
05/2007	100	Branson Hills, MO, Infrastructure Fac, 5.50%, 04/01/2027	100
06/2007 –	1,300	Branson, MO, Regional Airport
06/2008		Transportation Development AMT, 6.00%, 07/01/2025	1,199
09/2007	1,500	Burlington County, NJ, Bridge Commission Econ Development Rev, The Evergreen Proj, 5.63%, 01/01/2038	1,492
06/2007 –	2,800	California Statewide Community
03/2008		DA, California Baptist University, 5.50%, 11/01/2038	2,665
05/2007	100	California Statewide Community DA, Valleycare Health System, 5.13%, 07/15/2031	100
05/2007	500	Chino, CA, Community Fac Dist Special Tax B, 5.00%, 09/01/2036	493
06/2007	500	Colorado Educational & Cultural FA Rev, Charter School-Windsor Academy Proj, 5.70%, 05/01/2037 - 144A	500
06/2008	12,175	Detroit, MI, GO, 5.00%, 04/01/2016	12,174
09/2007	1,000	East Chicago, IN, Industrial Solid Waste Disposal AMT, 5.50%, 09/01/2028	966
11/2007	265	Estrella Mountain Ranch Community GO, 6.20%, 07/15/2032	265
06/2007	500	Folsom, CA, Public FA Special Tax Rev, 5.20%, 09/01/2032	497
05/2007 –	675	Fort Wayne, IN, Pollution Control
06/2007		Rev, 6.20%, 10/15/2025	696
06/2007	500	Genesee County, NY, IDA Civic Fac Rev, United Memorial Medical Center, 5.00%, 12/01/2027	494
05/2007	200	Hampshire, IL, Special Service Area #13, Tuscany Woods Proj, 5.75%, 03/01/2037	200
07/2007	200	Hampshire, IL, Special Service Area #16, Prairie Ridge Proj, 6.00%, 03/01/2046	201
05/2007	300	Illinois FA Rev, 5.38%, 11/15/2039	303
05/2007 –	1,000	Jacksonville, FL, Econ Development
09/2007		Community AMT, 5.30%, 05/01/2037	982
07/2007 –	1,100	James City County, VA, Econ DA
09/2007		Residential Care Fac, 5.40%, 07/01/2027	1,081
08/2007	500	Las Vegas, NV, Special Improvement Dist #808 & 810, Summerlin Village, 6.13%, 06/01/2031	498
06/2007 –	1,050	Lexington, VA, IDA Residential Care
10/2007		Fac Rev, 5.50%, 01/01/2037	1,023
07/2007	500	Louisiana Public Fac Auth, Susla Fac Inc, 5.75%, 07/01/2039 - 144A	503
06/2007	500	Magnolia Creek, FL, Community Development Dist Capital Improvement, 5.90%, 05/01/2039	496
06/2007	500	Millsboro, DE, Special Obligation Plantation Lakes Special Development, 5.45%, 07/01/2036	500
12/2007	1,000	Montecito Estates Public Improvement Rev, 7.00%, 10/01/2037	1,000
05/2007	200	New Hampshire State Business Fin Rev AMT, 5.20%, 05/01/2027	206
04/2008	2,005	Norfolk, VA, Redev & Housing Auth Rev, 6.13%, 01/01/2035	1,845
06/2007	500	North Range, CO, Metropolitan Dist #2, 5.50%, 12/15/2027	499
06/2007	500	Olathe, KS, Tax Increment Rev, West Village Center, 5.50%, 09/01/2026	498
06/2007	200	Orange County, FL, Health Care FA Rev, 5.50%, 07/01/2038	195
05/2007	200	Parker Road, FL, Community Development Dist Cap Improvement Ser A, 5.60%, 05/01/2038	199
11/2007	1,000	Perris, CA, Public FA Local Agency Rev, 5.80%, 09/01/2038	1,000
05/2007	200	Raleigh, NC, Medical Care Commission Retirement Fac Rev, 5.25%, 01/01/2032	199
11/2007	790	Rochester, MN, Health Care Fac Rev, 5.70%, 05/01/2022	790
05/2007	200	Show Low Bluff, AZ, Community Fac Dist Special Assessment, 5.60%, 07/01/2031 - 144A	200

The accompanying notes are an integral part of these financial statements.

The Hartford High Yield Municipal Bond Fund

Schedule of Investments — (continued)
October 31, 2008
(000’s Omitted)

Period
Acquired	Par	Security	Cost Basis

06/2007 –	$1,525	Six Mile Creek, FL, Community
10/2007		Development Dist, 5.88%, 05/01/2038	$1,450
09/2007	1,765	St. Johns County, FL, IDA, 5.00%, 02/15/2027	1,706
06/2007	1,000	Sweetwater Creek, FL, Community Development Dist Cap Improvement Rev, 5.50%, 05/01/2038	1,000
09/2007	1,000	Tartesso West Community Facilities Dist, 5.90%, 07/15/2032	1,000
08/2007	600	Travis County, TX, Health Fac, Querencia Barton Creek Project, 5.65%, 11/15/2035	568
09/2007	500	University Square Community Development, 5.88%, 05/01/2038	495
06/2007	500	Vigo County, IN, Union Hospital, 5.70%, 09/01/2037 - 144A	500
08/2007	600	Wisconsin State Health & Educational Fac Auth, Wellington Homes Wis LLC, 6.75%, 09/01/2037	600
05/2007	100	Worthington, MN, Housing Rev Ref, Meadows Worthington Proj, 5.38%, 05/01/2037	100

The aggregate value of these securities at October 31, 2008 was $34,001 which represents 11.09% of total net assets.

AMT	— Alternative Minimum Tax
DA	— Development Authority
FA	— Finance Authority
GO	— General Obligations
IDA	— Industrial Development Authority Bond
PA	— Port Authority

(W)	See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

The Hartford Income Allocation Fund

Schedule of Investments
October 31, 2008
(000’s Omitted)

			Market
Shares			Value (W)

AFFILIATED INVESTMENT COMPANIES — 98.3%
FIXED INCOME FUNDS — 98.3%
781	The Hartford Floating Rate Fund, Class Y		$5,571
676	The Hartford High Yield Fund, Class Y		3,740
1,040	The Hartford Income Fund, Class Y		8,601
748	The Hartford Inflation Plus Fund, Class Y		7,328
1,488	The Hartford Short Duration Fund, Class Y		13,677
581	The Hartford Strategic Income Fund, Class Y		4,273
1,110	The Hartford Total Return Bond Fund, Class Y		10,331

	Total investments in affiliated investment companies (cost $62,224)		$53,521

EXCHANGE TRADED FUNDS — 1.4%
44	Powershares Emerging Markets Sovereign Debt Portfolio ETF		$749

	Total investments in exchange traded funds (cost $1,129)		$749

	Total long-term investments (cost $63,353)		$54,270

SHORT-TERM INVESTMENTS — 0.0%
6	State Street Bank Money Market Fund		$6

	Total investments in short-term investments (cost $6)		$6

	Total investments (cost $63,359) (C)	99.7%	$54,276
	Other assets and liabilities	0.3%	189

	Total net assets	100.0%	$54,465

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

(C)	At October 31, 2008, the cost of securities for federal income tax purposes was $64,216 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$—
Unrealized Depreciation	(9,940)

Net Unrealized Depreciation	$(9,940)

(W)	See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

The Hartford Income Fund

Schedule of Investments
October 31, 2008
(000’s Omitted)

Principal		Market
Amount		Value (W)
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES — 8.4%
	Finance — 8.3%
	Banc of America Commercial Mortgage, Inc.
$2,719	5.50%, 11/10/2039 (H)(?)	$50
7,071	5.75%, 06/10/2039 (H)(?)	37
	Bayview Commercial Asset Trust
200	3.63%, 04/25/2036 (H)(L)	146
5,486	7.00%, 07/25/2037 (H)(?)	543
10,102	7.50%, 09/25/2037 (H)(?)	1,157
	Bear Stearns Commercial Mortgage Securities, Inc.
1,650	5.15%, 10/12/2042 (L)	1,335
1,700	5.33%, 02/11/2044	1,257
	Capital Automotive Receivables Asset Trust
50	5.77%, 05/20/2010 (H)	47
	CBA Commercial Small Balance Commercial Mortgage
5,115	7.00%, 07/25/2035 — 06/25/2038 (A)(H)(?)	363
6,431	9.75%, 01/25/2039 (H)(?)	675
	Citigroup Mortgage Loan Trust, Inc.
200	5.76%, 01/25/2037 (H)(L)	7
	Citigroup/Deutsche Bank Commercial Mortgage Trust
2,000	5.48%, 12/11/2049 (H)(L)	914
	Commercial Mortgage Pass-Through Certificates
5,459	5.50%, 03/10/2039 (H)(?)	90
	Countrywide Asset-Backed Certificates
44	5.46%, 07/25/2035	30
	Credit-Based Asset Servicing and Securitization
204	3.53%, 05/25/2036 (H)(L)	165
	Equity One ABS, Inc.
28	5.46%, 12/25/2033	16
5	5.76%, 07/25/2034 (H)(L)	1
	Ford Credit Automotive Owner Trust
600	4.28%, 05/15/2012	553
	GE Business Loan Trust
8,112	6.14%, 05/15/2034 (H)(?)	42
	GE Capital Commercial Mortgage Corp.
1,000	5.34%, 03/10/2044 (L)	609
54,576	6.35%, 11/10/2045 (H)(?)	60
	GMAC Commercial Mortgage Securities, Inc.
200	5.30%, 08/10/2038 #	169
	GMAC Mortgage Corp. Loan Trust
270	5.75%, 10/25/2036 (H)	217
	Green Tree Financial Corp.
7	6.48%, 12/01/2030	7
5	7.30%, 01/15/2026	5
9	7.35%, 05/15/2027	9
	Greenwich Capital Commercial Funding Corp.
198	5.24%, 11/05/2021 (H)(L)	40
189	5.45%, 11/05/2021 (H)(L)	38
	JP Morgan Automotive Receivable Trust
75	12.85%, 03/15/2012 (A)(H)	32
	JP Morgan Chase Commercial Mortgage Securities Corp.
1,550	5.18%, 12/15/2044 (L)	1,243
502	5.47%, 04/15/2043 (L)	388
2,224	5.50%, 01/15/2038 (H)(?)	46
250	5.53%, 12/12/2044 (H)(L)	126
190	6.16%, 05/12/2034 (H)	179
830	6.20%, 02/12/2051 (I)(L)	406
	LB-UBS Commercial Mortgage Trust
21,410	5.26%, 06/15/2036 (H)(?)	40
250	5.45%, 11/15/2038 (L)	133
767	5.48%, 11/15/2038 (L)	398
	Lehman Brothers Small Balance Commercial
120	5.62%, 09/25/2036 (H)	107
	LNR CDO Ltd.
250	4.09%, 05/28/2043 (A)(H)(L)	5
	Long Beach Asset Holdings Corp.
45	5.78%, 04/25/2046 (D)(H)	—
	Marathon Real Estate CDO Ltd.
1,000	4.66%, 05/25/2046 (H)(L)	200
	Marlin Leasing Receivables LLC
440	5.33%, 09/16/2013 (I)	420
	Merrill Lynch Floating Trust
1,000	5.11%, 06/15/2022 (A)(H)(L)	608
	Morgan Stanley Capital I
735	4.97%, 04/14/2040	608
2,000	5.15%, 08/13/2042 (L)	1,294
700	5.65%, 12/15/2044	597
1,000	5.78%, 10/15/2042 (H)(L)	455
	Nationstar Home Equity Loan Trust
23	9.97%, 03/25/2037 (H)(L)	1
	Option One Mortgage Loan Trust, Class M6
725	6.99%, 03/25/2037 (H)	97
	Option One Mortgage Loan Trust, Class M7
500	6.99%, 03/25/2037 (H)	60
	Option One Mortgage Loan Trust, Class M8
475	6.99%, 03/25/2037 (H)	54
	PSE&G Transition Funding LLC
70	6.61%, 06/15/2015	70
	Renaissance Home Equity Loan Trust
80	5.75%, 05/25/2036 (H)(L)	67
200	6.16%, 05/25/2036 (H)	52
	Renaissance Home Equity Loan Trust, Class M5
600	7.00%, 09/25/2037 (H)	76
	Renaissance Home Equity Loan Trust, Class M8
750	7.00%, 09/25/2037 (H)	69
	USAA Automotive Owner Trust
845	5.36%, 06/15/2012	816
	Wachovia Automotive Loan Owner Trust
250	5.15%, 07/20/2012 (H)	224
260	5.29%, 06/20/2012 (H)	240
	Wachovia Bank Commercial Mortgage Trust
6,594	5.50%, 02/15/2041 (H)(?)	113
	Wachovia Bank Commercial Mortgage
1,425	5.79%, 07/15/2045 (L)	915
	Wamu Commercial Mortgage Securities Trust
1,220	6.14%, 03/23/2045 (I)(L)	732
	Wells Fargo Alternative Loan Trust
970	6.25%, 11/25/2037 (H)	721

		20,174

	Utilities — 0.1%
	Detroit Edison Securitization
64	6.19%, 03/01/2013	65

	Total asset & commercial mortgage backed securities (cost $30,703)	$20,239

The accompanying notes are an integral part of these financial statements.

Principal		Market
Amount		Value (W)
CORPORATE BONDS: INVESTMENT GRADE — 32.7%
	Basic Materials — 1.1%
	International Paper Co.
$870	7.40%, 06/15/2014	$731
	Kimberly-Clark Corp.
1,000	6.13%, 08/01/2017	932
925	7.50%, 11/01/2018	940

		2,603

	Capital Goods — 0.6%
	Embraer Overseas Ltd.
400	6.38%, 01/24/2017	260
	Hutchison Whampoa International Ltd.
200	6.25%, 01/24/2014 (I)	165
	Xerox Corp.
1,360	6.35%, 05/15/2018	996

		1,421

	Consumer Cyclical — 0.7%
	CRH America, Inc.
1,000	5.63%, 09/30/2011	899
440	8.13%, 07/15/2018	362
	Home Depot, Inc.
253	5.88%, 12/16/2036	151
	Safeway, Inc.
445	5.80%, 08/15/2012 (G)	416

		1,828

	Consumer Staples — 1.6%
	Diageo Finance B.V.
800	5.50%, 04/01/2013	754
	Dr. Pepper Snapple Group
882	6.82%, 05/01/2018 (I)	772
	General Mills, Inc.
1,010	5.70%, 02/15/2017	861
	PepsiCo, Inc.
1,331	7.90%, 11/01/2018	1,404

		3,791

	Energy — 0.7%
	Kazmunaigaz Finance Sub B.V.
300	8.38%, 07/02/2013 (I)	201
	Ras Laffan Liquefied Natural Gas Co., Ltd.
1,500	5.30%, 09/30/2020 (I)	1,309
	TNK-BP Finance S.A.
505	7.50%, 03/13/2013 — 07/18/2016 (H)	234

		1,744

	Finance — 14.2%
	ABX Financing Co.
680	6.35%, 10/15/2036 (I)	453
	Aetna, Inc.
245	6.00%, 06/15/2016	205
880	6.63%, 06/15/2036	618
	American General Finance Corp.
358	3.09%, 08/17/2011 (L)	154
	American Real Estate Partners L.P.
685	7.13%, 02/15/2013	432
	Arden Realty L.P.
150	5.20%, 09/01/2011 #	142
	BAE Systems Holdings, Inc.
1,443	6.40%, 12/15/2011 (I)	1,488
	Bank of America Corp.
650	5.65%, 05/01/2018	559
1,110	8.00%, 01/30/2018 (L)(CC)	831
731	8.13%, 05/15/2018 (CC)	566
	Berkshire Hathaway Finance Corp.
943	5.00%, 08/15/2013 (G)(I)	898
	CIT Group, Inc.
788	6.10%, 03/15/2067 (L)#	134
	Citigroup, Inc.
2,072	8.30%, 12/21/2057 (L)	1,422
1,126	8.40%, 04/30/2018 (L)(CC)	783
	Comerica Capital Trust II
1,654	6.58%, 02/20/2037 (L)#	543
	COX Communications, Inc.
1,097	6.25%, 06/01/2018 (I)	895
	Credit Agricole S.A.
1,720	6.64%, 05/31/2017 (I)(L)(CC)	824
	Credit Suisse New York
471	6.00%, 02/15/2018	362
	Deutsche Bank Capital Funding Trust
90	5.63%, 01/19/2016 (G)(I)#(CC)	54
	General Electric Capital Corp.
840	5.63%, 05/01/2018	691
	Goldman Sachs Capital Trust II
2,457	5.79%, 06/01/2012 (L)#(CC)	1,128
	Goldman Sachs Group, Inc.
125	5.15%, 01/15/2014	105
	HBOS plc
500	5.92%, 10/01/2015 (I)(CC)	238
	HSBK Europe B.V.
250	7.25%, 05/03/2017 (H)	127
	ILFC E-Capital Trust II
4,410	6.25%, 12/21/2065 (I)(L)	1,428
	International Lease Finance Corp.
669	6.38%, 03/25/2013	437
	Janus Capital Group, Inc.
1,105	6.70%, 06/15/2017	701
	JP Morgan Chase & Co.
1,630	7.90%, 04/30/2018 (CC)	1,321
	Kuzneski (Bank of Moscow)
200	7.50%, 11/25/2015 (L)	72
	Lincoln National Corp.
1,197	6.05%, 04/20/2067	551
	Mellon Capital IV
764	6.24%, 06/20/2012 (L)(CC)	459
	Morgan Stanley
509	5.45%, 01/09/2017 (G)	407
	National City Corp.
1,085	12.00%, 12/10/2012 (CC)	988
	Northgroup Preferred Capital Corp.
638	6.38%, 10/15/2017 (H)(L)(CC)	368
	PNC Preferred Funding Trust II
1,600	6.11%, 03/15/2012 (I)(L)(CC)	1,111
	Progressive Corp.
1,525	6.70%, 06/15/2037 (L)	908
	Prudential Financial, Inc.
2,170	8.88%, 06/15/2038 (G)(L)	1,249
	RBS Capital Trust IV
3,350	4.56%, 09/30/2014 (L)(CC)	1,509
	Rio Tinto Finance USA Ltd.
1,610	5.88%, 07/15/2013	1,374

The accompanying notes are an integral part of these financial statements.

The Hartford Income Fund

Schedule of Investments — (continued)
October 31, 2008
(000’s Omitted)

Principal		Market
Amount		Value (W)

CORPORATE BONDS: INVESTMENT GRADE — (continued)

	Finance — (continued)
	RSHB Capital
$570	6.97%, 09/21/2016 (H)(L)	$285
	Shurgard Storage Centers, Inc.
75	5.88%, 03/15/2013	75
	State Street Capital Trust III
560	8.25%, 03/15/2011 (L)(CC)	482
	State Street Capital Trust IV
735	3.82%, 06/15/2037 (L)	471
	TransCapitalInvest Ltd.
400	8.70%, 08/07/2018 (H)	236
	Travelers Cos., Inc.
414	6.25%, 03/15/2037 (L)	247
	UBS Preferred Funding Trust I
1,920	8.62%, 10/01/2010 (CC)	1,423
	Unicredito Italiano Capital Trust
920	9.20%, 10/05/2010 (I)(CC)	626
	UnitedHealth Group, Inc.
1,251	4.88%, 02/15/2013	1,167
	US Bank Realty Corp.
725	6.09%, 01/15/2012 (I)(L)(CC)	341
	USB Capital IX
1,300	6.19%, 04/15/2011 (L)(CC)	676
	Wachovia Corp.
55	7.98%, 03/15/2018 (G)(L)(CC)	42
	Wells Fargo Capital XIII
1,012	7.70%, 03/26/2013 (L)(CC)	827
	Westfield Group
740	5.70%, 10/01/2016 (I)	549
	Westpac Capital Trust IV
100	5.26%, 03/31/2016 (I)(CC)	59
	ZFS Finance USA Trust I
721	6.50%, 05/09/2037 (I)(L)	389

		34,430

	Health Care — 0.8%
	Covidien International Finance S.A.
519	5.45%, 10/15/2012	501
	CVS Caremark Corp.
1,500	6.30%, 06/01/2037 (L)	1,050
	Wyeth
465	5.95%, 04/01/2037	377

		1,928

	Services — 1.6%
	Comcast Corp.
516	6.30%, 11/15/2017	446
	News America, Inc.
346	6.15%, 03/01/2037	252
	Time Warner Entertainment Co., L.P.
1,210	8.38%, 07/15/2033	1,070
	Walt Disney Co.
1,000	6.00%, 07/17/2017	933
	Waste Management, Inc.
1,529	6.10%, 03/15/2018	1,235

		3,936

	Technology — 6.0%
	Agilent Technologies, Inc.
744	6.50%, 11/01/2017	556
	AT&T Corp.
480	8.00%, 11/15/2031	443
	Cingular Wireless Services, Inc.
210	8.13%, 05/01/2012 #	208
455	8.75%, 03/01/2031	423
	Deutsche Telekom International Finance B.V.
850	5.25%, 07/22/2013 #	753
1,150	5.38%, 03/23/2011	1,076
416	6.75%, 08/20/2018	347
	Embarq Corp.
1,341	7.08%, 06/01/2016	1,033
	France Telecom S.A.
150	7.75%, 03/01/2011 (L)#	148
	IBM Corp.
1,511	6.50%, 10/15/2013	1,554
	Oracle Corp.
1,329	6.50%, 04/15/2038	1,106
	Rogers Cable, Inc.
205	8.75%, 05/01/2032	193
	Rogers Communications, Inc.
1,667	6.80%, 08/15/2018	1,459
931	7.50%, 03/15/2015	874
	Telecom Italia Capital
1,597	7.72%, 06/04/2038	1,087
	Tyco Electronics Group S.A.
727	6.00%, 10/01/2012	684
763	6.55%, 10/01/2017	635
	Verizon Communications, Inc.
540	5.50%, 02/15/2018	453
621	8.75%, 11/01/2018	635
	Vodafone Group plc
1,166	6.15%, 02/27/2037	873

		14,540

	Transportation — 1.1%
	American Airlines, Inc.
1,475	7.86%, 10/01/2011 #	1,173
	Canadian Pacific Railway Co.
470	5.75%, 05/15/2013	420
385	5.95%, 05/15/2037	229
	Carnival Corp.
110	6.65%, 01/15/2028 #	88
	Continental Airlines, Inc.
100	6.56%, 02/15/2012 #	77
76	6.80%, 08/02/2018	52
	Norfolk Southern Corp.
755	5.75%, 04/01/2018	650

		2,689

	Utilities — 4.3%
	CenterPoint Energy Resources Corp.
207	6.63%, 11/01/2037	136
	Commonwealth Edison Co.
1,405	5.80%, 03/15/2018	1,153
	Duke Energy Corp.
441	6.35%, 08/15/2038 (G)	368
	Florida Power Corp.
296	5.80%, 09/15/2017	267
	Kinder Morgan Energy Partners L.P.
230	6.50%, 02/01/2037	160

The accompanying notes are an integral part of these financial statements.

Principal		Market
Amount		Value (W)

CORPORATE BONDS: INVESTMENT GRADE — (continued)

	Utilities — (continued)
	NGPL Pipeco LLC
$1,024	6.51%, 12/15/2012 (I)	$952
	Northern States Power Co.
400	6.25%, 06/01/2036 (G)	334
	Pacific Gas & Electric Energy Recovery Funding LLC
600	8.25%, 10/15/2018	611
	Public Service Co. of Colorado
874	6.50%, 08/01/2038	760
	Sierra Pacific Power Co.
788	5.45%, 09/01/2013	736
	Southern California Edison Co.
964	5.75%, 03/15/2014	952
	Spectra Energy Corp.
915	5.90%, 09/15/2013	831
	Taqa Abu Dhabi National Energy Co.
1,325	5.62%, 10/25/2012 (I)	1,109
	Tennessee Gas Pipeline Co.
100	8.38%, 06/15/2032	81
	TransCanada Pipelines Ltd.
1,410	7.25%, 08/15/2038	1,118
	Virginia Electric & Power Co.
1,000	5.95%, 09/15/2017	861

		10,429

	Total corporate bonds: investment grade (cost $104,413)	$79,339

CORPORATE BONDS: NON-INVESTMENT GRADE — 7.0%
	Basic Materials — 0.4%
	Evraz Group S.A.
$440	8.88%, 04/24/2013 (H)	$189
	Graham Packaging Co., Inc.
395	8.50%, 10/15/2012	289
110	9.88%, 10/15/2014	69
	Huntsman International LLC
100	7.88%, 11/15/2014	89
	Momentive Performance
380	9.75%, 12/01/2014	213
	Vedanta Resources plc
400	8.75%, 01/15/2014 (H)	196

		1,045

	Capital Goods — 0.2%
	Bombardier, Inc.
350	6.30%, 05/01/2014 (I)	278
100	6.75%, 05/01/2012 (I)	86

		364

	Consumer Cyclical — 0.7%
	Desarrolladora Homes S.A.
330	7.50%, 09/28/2015 (G)(H)	198
	KB Home & Broad Home Corp.
200	6.38%, 08/15/2011	158
	Neiman Marcus Group, Inc.
630	10.38%, 10/15/2015 (G)	419
	Parkson Retail Group Ltd.
460	7.88%, 11/14/2011 (H)	322
	SGS International, Inc.
150	12.00%, 12/15/2013	117
	Stater Brothers Holdings, Inc.
105	8.13%, 06/15/2012	94
	Urbi Desarrollos Urbanos
430	8.50%, 04/19/2016 (H)	301

		1,609

	Consumer Staples — 0.3%
	Arantes International
500	10.25%, 06/19/2013 (H)	200
	MHP S.A.
365	10.25%, 11/30/2011 (H)	172
	Sino-Forest Corp.
350	9.13%, 08/17/2011 (H)	217

		589

	Energy — 0.4%
	Chesapeake Energy Corp.
800	7.00%, 08/15/2014	642
	Inergy L.P.
150	8.25%, 03/01/2016	115
	Noble Group Ltd.
600	6.63%, 03/17/2015 (H)	270

		1,027

	Finance — 1.1%
	Alfa Bank
265	8.20%, 06/25/2012 (H)	132
	Citigroup (JSC Severstal)
466	9.25%, 04/19/2014 (H)	202
	Drummond Co., Inc.
350	7.38%, 02/15/2016 (H)	240
	General Motors Acceptance Corp.
1,059	6.75%, 12/01/2014 (G)	535
	Itabo Finance S.A.
350	10.88%, 10/05/2013 (A)(H)	210
	Kazkommerts International B.V.
200	8.00%, 11/03/2015 (H)	86
	LPL Holdings, Inc.
1,380	10.75%, 12/15/2015 (H)	966
	Oceanografia S.A. de C.V.
350	11.25%, 07/15/2015 (G)(H)	238
	Standard Bank (Privatbank)
250	8.75%, 02/09/2016 (H)	37
	TuranAlem Finance B.V.
100	7.75%, 04/25/2013 (H)	33

		2,679

	Foreign Governments — 0.1%
	Argentina (Republic of)
320	7.00%, 10/03/2015 (H)	63
	Sri Lanka (Republic of)
500	8.25%, 10/24/2012 (H)	260

		323

	Health Care — 0.2%
	HCA, Inc.
165	9.25%, 11/15/2016	140
	IASIS Healthcare Capital Corp.
490	8.75%, 06/15/2014	387

		527

The accompanying notes are an integral part of these financial statements.

The Hartford Income Fund

Schedule of Investments — (continued)
October 31, 2008
(000’s Omitted)

Principal		Market
Amount		Value (W)

CORPORATE BONDS: NON-INVESTMENT GRADE — (continued)
	Services — 0.7%
	Allied Waste North America, Inc.
$385	6.88%, 06/01/2017 (G)	$335
	AMC Entertainment, Inc.
500	11.00%, 02/01/2016	395
	Belo Corp.
175	7.25%, 09/15/2027 (A)(G)	91
	Clear Channel Communications, Inc.
825	7.65%, 09/15/2010	623
	MGM Mirage, Inc.
325	6.75%, 04/01/2013 (G)	203
	Sheridan Group, Inc.
150	10.25%, 08/15/2011 (H)	124

		1,771

	Technology — 2.4%
	Advanced Micro Devices, Inc.
775	5.75%, 08/15/2012 (G)(X)	323
470	6.00%, 05/01/2015 (I)(X)	156
	Canwest MediaWorks L.P.
400	9.25%, 08/01/2015 (I)	244
	Charter Communications Operating LLC
415	8.00%, 04/30/2012 (I)	319
	Citizens Communications Co.
440	9.00%, 08/15/2031	238
	Cricket Communications, Inc.
300	9.38%, 11/01/2014	244
	Intelsat Bermuda Ltd.
730	9.25%, 06/15/2016 (H)	588
	Intelsat Corp.
600	9.25%, 06/15/2016 (I)	498
	Intelsat Ltd.
360	7.63%, 04/15/2012 (G)	227
	Maxcom Telecomunicaciones
400	11.00%, 12/15/2014 (G)(H)	260
	Mediacom LLC
250	7.88%, 02/15/2011	212
	MetroPCS Wireless, Inc.
720	9.25%, 11/01/2014	599
	Nortel Networks Ltd.
605	10.75%, 07/15/2016	319
	Qwest Communications International, Inc.
820	7.50%, 02/15/2014	558
	Sanmina-Sci Corp.
260	5.57%, 06/15/2014 (I)(L)	200
	Vimpelcom
500	8.38%, 04/30/2013 (H)	300
	Windstream Corp.
685	8.63%, 08/01/2016	517

		5,802

	Transportation — 0.3%
	Grupo Senda Autotransporte
330	10.50%, 10/03/2015 (H)	310
	PHI, Inc.
385	7.13%, 04/15/2013	283

		593

	Utilities — 0.2%
	Copano Energy LLC
315	8.13%, 03/01/2016	232
	Markwest Energy Partners L.P.
125	8.50%, 07/15/2016	92
	Mirant JPSCO Finance Ltd.
100	11.00%, 07/06/2016 (H)	86
	Rede Empresas De Energia
380	11.13%, 04/02/2012 (H)(CC)	148

		558

	Total corporate bonds: non-investment grade (cost $25,325)	$16,887

SENIOR FLOATING RATE INTERESTS: NON-INVESTMENT GRADE (V) — 6.5%
	Basic Materials — 0.9%
	Cenveo, Inc.
$55	4.95%, 06/21/2013 — 03/16/2014 (N)	$40
	Georgia-Pacific Corp.
665	4.65%, 12/20/2012 (N)	553
	Goodyear Tire & Rubber Co.
204	4.78%, 04/30/2014 (N)	144
	Huntsman International LLC
291	4.97%, 04/19/2014 (N)	253
	Jarden Corp.
408	4.55%, 01/24/2012 (N)	321
1,205	6.26%, 01/24/2012 (N)	1,003

		2,314

	Capital Goods — 0.0%
	Yankee Candle Co.
190	5.76%, 02/06/2014 (N)	134

	Consumer Cyclical — 0.8%
	AM General LLC
71	6.19%, 09/30/2013 (N)	47
	American General Finance Corp.
3	5.59%, 09/30/2012 (AA)	2
	Aramark Corp., Letter of Credit
29	4.32%, 01/26/2014 (AA)	24
	Aramark Corp., Term Loan B
460	5.64%, 01/26/2014 (N)	384
	Ford Motor Co.
1,219	7.59%, 12/16/2013 (N)	665
	Lear Corp.
162	5.75%, 04/25/2012 (N)	104
	Michaels Stores, Inc.
186	5.46%, 10/31/2013 (N)	108
	Oshkosh Truck Corp.
388	5.38%, 12/06/2011 (N)	269
	Roundy’s Supermarkets, Inc.
110	5.87%, 11/03/2011 (N)	88
	William Carter Co.
430	4.76%, 07/14/2012 (N)	355

		2,046

	Consumer Staples — 0.3%
	Dole Food Co., Inc.
94	4.69%, 04/12/2013 (N)	67
166	5.28%, 04/12/2013 (N)	118
686	5.93%, 04/12/2013 (N)	489

		674

The accompanying notes are an integral part of these financial statements.

Principal		Market
Amount		Value (W)

SENIOR FLOATING RATE INTERESTS: NON-INVESTMENT GRADE (V) — (continued)
	Finance — 0.3%
	Crescent Resources LLC
$298	4.50%, 09/07/2012 (N)	$100
	General Growth Properties, Inc.
94	5.74%, 02/24/2010 (N)	30
	Kar Holdings, Inc.
957	6.02%, 10/17/2013 (N)	609

		739

	Health Care — 0.7%
	Carestream Health, Inc.
934	5.43%, 04/30/2013 (N)	596
	HCA, Inc.
427	5.26%, 11/17/2012 (N)	359
343	6.01%, 11/17/2013 (N)	283
	HealthSouth Corp.
36	5.50%, 03/10/2013 (N)	30
	Invitrogen Corp.
351	6.26%, 09/30/2015 (N)(Q)	325
	Skilled Healthcare Group, Inc.
74	5.26%, 06/15/2012 (N)	60
	Vanguard Health Holdings Co. II LLC
74	5.74%, 09/23/2011 (N)	63

		1,716

	Services — 2.1%
	Affinion Group, Inc.
185	5.32%, 10/17/2012 (N)	143
	Bresnan Communications LLC
1,000	6.06%, 09/29/2013 (N)	780
	Cedar Fair L.P.
343	5.12%, 07/21/2013 (N)	250
	CSC Holdings, Inc.
494	4.57%, 03/29/2013 (N)	419
	Gray Television, Inc.
247	5.04%, 12/31/2014 (N)	116
	Idearc, Inc.
500	4.62%, 11/17/2013 (N)	224
602	5.74%, 11/17/2014 (N)	250
	inVentiv Health, Inc.
491	5.52%, 07/07/2014 (N)	391
	Las Vegas Sands Corp., Delayed Draw Term Loan 1
17	5.52%, 05/23/2014 (N)	9
	Las Vegas Sands Corp., Term Loan B
83	5.52%, 05/23/2014 (N)	47
	R.H. Donnelley, Inc.
662	6.85%, 06/30/2011 (N)	425
	Regal Cinemas, Inc.
416	5.26%, 10/27/2013 (N)	312
	SunGard Data Systems, Inc.
326	4.55%, 02/28/2014 (N)	249
	Tribune Co.
397	9.00%, 12/20/2015 (H)(N)	39
	UPC Financing Partnership
500	5.47%, 12/31/2014 (N)	339
	Weight Watchers International, Inc.
446	5.19%, 01/26/2013 (N)	363
	West Corp.
498	8.00%, 11/08/2013 (N)	398
	WideOpenWest Finance LLC
525	10.93%, 06/29/2015 (H)(N)	263

		5,017

	Technology — 0.9%
	Charter Communications Operating LLC
65	5.31%, 04/28/2013 (N)	48
	DaVita, Inc.
400	4.77%, 10/05/2012 (N)	345
	Fleetcor Technologies Operating Co. LLC, Delayed Draw Term Loan
163	5.97%, 04/30/2013 (N)	109
	Fleetcor Technologies Operating Co. LLC, Term Loan B
807	5.97%, 04/30/2013 (N)	541
	Intelsat Bermuda Ltd., Term Loan B 2A
63	6.65%, 01/03/2014 (N)	52
	Intelsat Bermuda Ltd., Term Loan B 2B
63	6.65%, 01/03/2014 (N)	52
	Intelsat Bermuda Ltd., Term Loan B 2C
63	6.65%, 01/03/2014 (N)	52
	MetroPCS Wireless, Inc.
174	5.18%, 11/04/2013 (N)	141
	RCN Corp.
988	6.06%, 04/19/2014 (N)	706
	Time Warner Telecom Holdings, Inc.
46	5.12%, 07/01/2013 (N)	36

		2,082

	Utilities — 0.5%
	NRG Energy, Inc.
97	3.66%, 02/01/2013 (N)	84
197	5.26%, 06/08/2013 (AA)	172
	Texas Competitive Electric Holdings Co. LLC
1,102	6.44%, 10/12/2014 (N)	863

		1,119

	Total senior floating rate interests: non-investment grade (cost $22,156)	$15,841

U.S. GOVERNMENT AGENCIES — 41.4%
	Federal Home Loan Mortgage Corporation — 15.7%
	Mortgage Backed Securities:
$398	5.50%, 2032	$390
14,278	6.00%, 2037	14,261
14,228	6.50%, 2037 — 2038	14,429

		29,080

	Remic — Pac’s:
8,865	6.00%, 2032	9,041

		38,121

The accompanying notes are an integral part of these financial statements.

The Hartford Income Fund

Schedule of Investments — (continued)
October 31, 2008
(000’s Omitted)

Principal			Market
Amount			Value (W)

U.S. GOVERNMENT AGENCIES — (continued)
	Federal National Mortgage Association — 25.1%
	Mortgage Backed Securities:
$558	5.00%, 2017 — 2022		$549
201	5.22%, 2035 (L)		203
2,632	5.50%, 2032 — 2034		2,575
789	5.98%, 2037 (L)		816
15,085	6.00%, 2036 — 2037		15,086
32,421	6.50%, 2036 — 2038		32,882
8,305	7.00%, 2037 — 2038		8,583

			60,694

	Other Government Agencies — 0.6%
	Small Business Administration Participation Certificates:
717	4.92%, 2023		698
823	5.35%, 2026		813

			1,511

	Total U.S. government agencies (cost $100,834)		$100,326

U.S. GOVERNMENT SECURITIES — 2.3%
	U.S. Treasury Securities — 2.3%
	U.S. Treasury Bonds:
$3,179	4.38%, 2038 (G)		$3,189
235	4.50%, 2038 (G)		240

			3,429

	U.S. Treasury Notes:
1,739	2.75%, 2013		1,733
385	3.13%, 2013		391

			2,124

	Total U.S. government securities (cost $5,499)		$5,553

	Total long-term investments (cost $288,930)		$238,185

Shares

SHORT-TERM INVESTMENTS — 3.4%
	Investment Pools and Funds — 0.0%
21	State Street Bank Money Market Fund		$21

Principal
Amount

	Repurchase Agreements — 0.1%
	BNP Paribas Securities Corp. Repurchase Agreement (maturing on 11/03/2008 in the amount of $135, collateralized by U.S. Treasury Bond 5.50%, 2028, U.S. Treasury Note 7.50%, 2016, value of $138)
$135	0.15% dated 10/31/2008		135
	RBS Greenwich Capital Markets Repurchase Agreement (maturing on 11/03/2008 in the amount of $109, collateralized by U.S. Treasury Note 4.13%, 2012, value of $111)
109	0.10% dated 10/31/2008		109
	UBS Securities, Inc. Repurchase Agreement (maturing on 11/03/2008 in the amount of $22, collateralized by U.S. Treasury Bond 6.13%, 2027, value of $22)
22	0.08% dated 10/31/2008		22

			266

Shares

	Securities Purchased with Proceeds from Security Lending — 3.1%
	Cash Collateral Reinvestment Fund:
7,348	State Street Navigator Securities Lending Prime Portfolio		7,348

Principal
Amount

	U.S. Treasury Bills — 0.2%
$500	1.71%, 01/15/2009 (M)(S)		499

	Total short-term investments (cost $8,133)		$8,134

	Total investments (cost $297,063) (C)	101.7%	$246,319
	Other assets and liabilities	(1.7)%	(4,029)

	Total net assets	100.0%	$242,290

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 9.12% of total net assets at October 31, 2008.

Foreign securities that are principally traded on certain foreign markets are adjusted daily pursuant to a third party pricing service methodology approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of the foreign market but before the close of the New York Stock Exchange.

(C)	At October 31, 2008, the cost of securities for federal income tax purposes was $297,210 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$738
Unrealized Depreciation	(51,629)

Net Unrealized Depreciation	$(50,891)

#	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

(A)	The aggregate value of securities valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Fund’s Board of Directors at October 31, 2008, was $1,309, which represents 0.54% of total net assets. This calculation excludes securities that are principally traded on certain foreign markets and whose prices were adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

(AA)	The interest rate disclosed for these securities represents an estimated average coupon as of October 31, 2008.

(CC)	Perpetual maturity security. Maturity date shown is the first call date.

The accompanying notes are an integral part of these financial statements.

(D)	Currently non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.

(G)	Security is partially on loan at October 31, 2008.

(I)	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at October 31, 2008, was $17,200, which represents 7.10% of total net assets.

(L)	Variable rate securities; the rate reported is the coupon rate in effect at October 31, 2008.

(M)	The interest rate disclosed for these securities represents the effective yield on the date of acquisition.

(N)	The interest rate disclosed for these securities represents the average coupon as of October 31, 2008.

(?)	The interest rates disclosed for interest only strips represent effective yields based upon estimated future cash flows at October 31, 2008.

(Q)	The cost of securities purchased on a when-issued or delayed delivery basis at October 31, 2008 was $342.

(V)	Senior floating rate interests in which the Fund invests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate (LIBOR), (ii) the prime rate offered by one or more major United States Banks, or (iii) the bank’s certificate of deposit rate. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. The interest rate indicated is the rate in effect at October 31, 2008.

(X)	Convertible security.

(H)	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period
Acquired	Par	Security	Cost Basis
06/2007	$265	Alfa Bank, 8.20%, 06/25/2012 - 144A	$265
06/2008	500	Arantes International, 10.25%, 06/19/2013 - 144A	495
05/2008	320	Argentina (Republic of), 7.00%, 10/03/2015	238
03/2004	2,719	Banc of America Commercial Mortgage, Inc., 5.50%, 11/10/2039 - 144A	59
07/2004	7,071	Banc of America Commercial Mortgage, Inc., 5.75%, 06/10/2039 - 144A	40
03/2006	200	Bayview Commercial Asset Trust, 3.63%, 04/25/2036 - 144A	200
05/2007	5,486	Bayview Commercial Asset Trust, 7.00%, 07/25/2037 - 144A	785
08/2007	10,102	Bayview Commercial Asset Trust, 7.50%, 09/25/2037 - 144A	1,397
08/2006	50	Capital Automotive Receivables Asset Trust, 5.77%, 05/20/2010 - 144A	50
04/2006 – 08/2007	5,115	CBA Commercial Small Balance Commercial Mortgage, 7.00%, 07/25/2035 — 06/25/2038 - 144A	227
11/2006 – 08/2007	6,431	CBA Commercial Small Balance Commercial Mortgage, 9.75%, 01/25/2039 - 144A	590
10/2006 – 10/2007	466	Citigroup (JSC Severstal), 9.25%, 04/19/2014 - Reg S	497
01/2007	200	Citigroup Mortgage Loan Trust, Inc., 5.76%, 01/25/2037 - 144A	172
09/2007	2,000	Citigroup/Deutsche Bank Commercial Mortgage Trust, 5.48%, 12/11/2049	1,857
03/2004	5,459	Commercial Mortgage Pass-Through Certificates, 5.50%, 03/10/2039 - 144A	132
07/2007	204	Credit-Based Asset Servicing and Securitization, 3.53%, 05/25/2036 - 144A	199
01/2008	330	Desarrolladora Homes S.A., 7.50%, 09/28/2015	331
08/2008	350	Drummond Co., Inc., 7.38%, 02/15/2016 - 144A	306
07/2004	5	Equity One ABS, Inc., 5.76%, 07/25/2034	5
04/2008 – 06/2008	440	Evraz Group S.A., 8.88%, 04/24/2013 - 144A	445
06/2006	8,112	GE Business Loan Trust, 6.14%, 05/15/2034 - 144A	42
12/2005	54,576	GE Capital Commercial Mortgage Corp., 6.35%, 11/10/2045 - 144A	58
08/2006	270	GMAC Mortgage Corp. Loan Trust, 5.75%, 10/25/2036	270
05/2007	198	Greenwich Capital Commercial Funding Corp., 5.24%, 11/05/2021 - 144A	192
05/2007	189	Greenwich Capital Commercial Funding Corp., 5.45%, 11/05/2021 - 144A	183
05/2008	330	Grupo Senda Autotransporte, 10.50%, 10/03/2015 - 144A	330
04/2007	250	HSBK Europe B.V., 7.25%, 05/03/2017 - 144A	250
06/2006 – 06/2007	730	Intelsat Bermuda Ltd., 9.25%, 06/15/2016	772
09/2006 – 10/2007	350	Itabo Finance S.A., 10.88%, 10/05/2013 - 144A	356
03/2007	75	JP Morgan Automotive Receivable Trust, 12.85%, 03/15/2012	75
03/2004 – 08/2006	2,224	JP Morgan Chase Commercial Mortgage Securities Corp., 5.50%, 01/15/2038 - 144A	55
03/2006	250	JP Morgan Chase Commercial Mortgage Securities Corp., 5.53%, 12/12/2044	249

The accompanying notes are an integral part of these financial statements.

The Hartford Income Fund

Schedule of Investments — (continued)
October 31, 2008
(000’s Omitted)

Period
Acquired	Par	Security	Cost Basis
11/2004	$190	JP Morgan Chase Commercial Mortgage Securities Corp., 6.16%, 05/12/2034	$208
05/2008	200	Kazkommerts International B.V., 8.00%, 11/03/2015 - 144A	165
04/2005 – 10/2007	21,410	LB-UBS Commercial Mortgage Trust, 5.26%, 06/15/2036 - 144A	44
09/2006	120	Lehman Brothers Small Balance Commercial, 5.62%, 09/25/2036 - 144A	120
02/2006	250	LNR CDO Ltd., 4.09%, 05/28/2043 - 144A	250
03/2006	45	Long Beach Asset Holdings Corp., 5.78%, 04/25/2046 - 144A	45
09/2007 – 08/2008	1,380	LPL Holdings, Inc., 10.75%, 12/15/2015 - 144A	1,368
04/2007	1,000	Marathon Real Estate CDO Ltd., 4.66%, 05/25/2046 - 144A	978
12/2007 – 10/2008	400	Maxcom Telecomunicaciones, 11.00%, 12/15/2014	372
05/2007	1,000	Merrill Lynch Floating Trust, 5.11%, 06/15/2022 - 144A	1,000
11/2006 – 01/2007	265	MHP S.A., 10.25%, 11/30/2011 - 144A	269
09/2007	100	MHP S.A., 10.25%, 11/30/2011 - Reg S	100
09/2006	100	Mirant JPSCO Finance Ltd., 11.00%, 07/06/2016 - 144A	102
05/2007	1,000	Morgan Stanley Capital I, 5.78%, 10/15/2042	999
04/2007	23	Nationstar Home Equity Loan Trust, 9.97%, 03/25/2037 - 144A	23
07/2008 – 10/2008	600	Noble Group Ltd., 6.63%, 03/17/2015 - 144A	397
05/2007	638	Northgroup Preferred Capital Corp., 6.38%, 10/15/2017 - 144A	638
07/2008	350	Oceanografia S.A. de C.V., 11.25%, 07/15/2015 - 144A	346
03/2007	725	Option One Mortgage Loan Trust, Class M6, 6.99%, 03/25/2037	702
03/2007	500	Option One Mortgage Loan Trust, Class M7, 6.99%, 03/25/2037	438
03/2007	475	Option One Mortgage Loan Trust, Class M8, 6.99%, 03/25/2037	380
02/2007 – 09/2007	460	Parkson Retail Group Ltd., 7.88%, 11/14/2011	467
06/2007	380	Rede Empresas De Energia, 11.13%, 04/02/2012 - 144A	394
03/2006	80	Renaissance Home Equity Loan Trust, 5.75%, 05/25/2036	80
03/2006	200	Renaissance Home Equity Loan Trust, 6.16%, 05/25/2036	200
08/2007	600	Renaissance Home Equity Loan Trust, Class M5, 7.00%, 09/25/2037	456
08/2007	750	Renaissance Home Equity Loan Trust, Class M8, 7.00%, 09/25/2037	423
09/2007	570	RSHB Capital, 6.97%, 09/21/2016	559
07/2005 – 02/2006	150	Sheridan Group, Inc., 10.25%, 08/15/2011	154
06/2008	350	Sino-Forest Corp., 9.13%, 08/17/2011 - Reg S	358
10/2007	400	Sri Lanka (Republic of), 8.25%, 10/24/2012 - 144A	401
01/2008	100	Sri Lanka (Republic of), 8.25%, 10/24/2012 - Reg S	96
12/2006 – 01/2007	250	Standard Bank (Privatbank), 8.75%, 02/09/2016	253
08/2007 – 10/2007	505	TNK-BP Finance S.A., 7.50%, 03/13/2013 — 07/18/2016 - 144A	502
07/2008 – 08/2008	400	TransCapitalInvest Ltd., 8.70%, 08/07/2018 - 144A	401
05/2007	397	Tribune Co., 9.00%, 12/20/2015	397
10/2007	100	TuranAlem Finance B.V., 7.75%, 04/25/2013 - Reg S	88
10/2007	430	Urbi Desarrollos Urbanos, 8.50%, 04/19/2016 - Reg S	435
06/2008	400	Vedanta Resources plc, 8.75%, 01/15/2014 - 144A	400
04/2008	500	Vimpelcom, 8.38%, 04/30/2013 - 144A	501
09/2006	250	Wachovia Automotive Loan Owner Trust, 5.15%, 07/20/2012 - 144A	250
10/2006	260	Wachovia Automotive Loan Owner Trust, 5.29%, 06/20/2012 - 144A	260
02/2004	6,594	Wachovia Bank Commercial Mortgage Trust, 5.50%, 02/15/2041 - 144A	124
03/2008	970	Wells Fargo Alternative Loan Trust, 6.25%, 11/25/2037	782
06/2007 – 10/2008	525	WideOpenWest Finance LLC, 10.93%, 06/29/2015	509

The aggregate value of these securities at October 31, 2008 was $16,064 which represents 6.63% of total net assets.

(S)	Security pledged as initial margin deposit for open futures contracts at October 31, 2008.

Futures Contracts Outstanding at October 31, 2008

				Unrealized
	Number of		Expiration	Appreciation/
Description	Contracts*	Position	Month	(Depreciation)

2 Year U.S. Treasury Note	89	Long	Dec 2008	$239
5 Year U.S. Treasury Note	61	Long	Dec 2008	63
10 Year U.S. Treasury Note	36	Short	Dec 2008	(22)
U.S. Long Bond	48	Long	Dec 2008	(228)

				$52

* The number of contracts does not omit 000’s.

Forward Foreign Currency Contracts Outstanding at October 31, 2008

				Unrealized
	Market	Contract	Delivery	Appreciation/
Description	Value (W)	Amount	Date	(Depreciation)

Brazilian Real (Sell)	$142	$145	11/05/08	$3
Euro (Sell)	107	109	11/03/08	2

				$5

(W)	See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

The Hartford Inflation Plus Fund

Schedule of Investments
October 31, 2008
(000’s Omitted)

	Principal			Market
	Amount (B)			Value (W)
CORPORATE BONDS: INVESTMENT GRADE — 0.5%
		Foreign Governments — 0.5%
		United Kingdom Government
GBP	2,190	5.00%, 03/07/2018		$3,649

		Total corporate bonds: investment grade (cost $4,221)		$3,649

SENIOR FLOATING RATE INTERESTS: NON-INVESTMENT GRADE (V) — 1.1%
		Basic Materials — 0.1%
		Rockwood Holdings, Inc.
	$990	4.62%, 07/30/2012 (N)		$797

		Consumer Cyclical — 0.2%
		William Carter Co.
	1,481	4.76%, 07/14/2012 (N)		1,222

		Health Care — 0.2%
		Fresenius Medical Care AG
	997	5.00%, 03/31/2013 (N)		834
		Orthofix Holdings, Inc.
	1,378	8.27%, 09/22/2013 (N)		1,158

				1,992

		Services — 0.4%
		Dex Media West LLC, Inc.
	1,000	4.81%, 10/24/2014 (N)		503
		Regal Cinemas, Inc.
	1,945	5.26%, 10/27/2013 (N)		1,458
		Weight Watchers International, Inc.
	1,500	5.19%, 01/26/2013 (N)		1,222

				3,183

		Technology — 0.2%
		Windstream Corp.
	1,990	6.05%, 07/17/2013 (N)		1,721

		Utilities — 0.0%
		NRG Energy, Inc.
	50	5.17%, 06/08/2013 (AA)		43

		Total senior floating rate interests: non-investment grade (cost $11,204)		$8,958

U.S. GOVERNMENT SECURITIES — 92.2%
		U.S. Treasury Securities — 92.2%
		U.S. Treasury Bonds:
	$23,975	2.00%, 2026 (O)		$21,724
	141,327	2.38%, 2025 — 2027 (O)		134,299
	24,000	3.63%, 2028 (O)		33,548
	20,550	3.88%, 2029 (O)		29,295

				218,866

		U.S. Treasury Notes:
	37,900	0.88%, 2010 (O)		41,197
	58,835	1.38%, 2018 (O)		51,117
	20,097	1.63%, 2015 — 2018 (O)		18,920
	2,985	1.75%, 2028 (O)		2,440
	51,985	1.88%, 2013 — 2015 (O)		54,132
	182,757	2.00%, 2012 — 2016 (O)		188,423
	103,722	2.38%, 2011 — 2017 (O)		105,869
	12,585	2.63%, 2017 (O)		12,467
	27,841	3.00%, 2012 (O)		33,084
	1,715	3.38%, 2012 (O)		2,074

				509,723

		Total U.S. government securities (cost $814,711)		$728,589

	Contracts

CALL OPTIONS PURCHASED — 0.0%
		Long Call Index Option Contract — 0.0%
		5 Year U.S. Treasury Note
	1	Expiration: November, 2008, Exercise Price: $114.50		$344

		Total call options purchased (cost $472)		$344

		Total long-term investments (cost $830,608)		$741,540

	Shares

SHORT-TERM INVESTMENTS — 0.4%
		Investment Pools and Funds — 0.0%
	29	State Street Bank Money Market Fund		$29

	Principal
	Amount

		Repurchase Agreements — 0.2%
		BNP Paribas Securities Corp. Repurchase Agreement (maturing on 11/03/2008 in the amount of $791, collateralized by U.S. Treasury Bond 5.50%, 2028, U.S. Treasury Note 7.50%, 2016, value of $805)
	$791	0.15% dated 10/31/2008		791
		RBS Greenwich Capital Markets Repurchase Agreement (maturing on 11/03/2008 in the amount of $637, collateralized by U.S. Treasury Note 4.13%, 2012, value of $650)
	637	0.10% dated 10/31/2008		637
		UBS Securities, Inc. Repurchase Agreement (maturing on 11/03/2008 in the amount of $128, collateralized by U.S. Treasury Bond 6.13%, 2027, value of $130)
	128	0.08% dated 10/31/2008		128

				1,556

		U.S. Treasury Bills — 0.2%
	1,300	1.73%, 01/15/2009 (M)(U)		1,299

		Total short-term investments (cost $2,881)		$2,884

		Total investments (cost $833,489) (C)	94.2%	$744,424
		Other assets and liabilities	5.8%	46,221

		Total net assets	100.0%	$790,645

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 0.46% of total net assets at October 31, 2008.

Foreign securities that are principally traded on certain foreign markets are adjusted daily pursuant to a third party pricing service methodology approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of the foreign market but before the close of the New York Stock Exchange.

(C)	At October 31, 2008, the cost of securities for federal income tax purposes was $852,318 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$4
Unrealized Depreciation	(107,898)

Net Unrealized Depreciation	$(107,894)

The accompanying notes are an integral part of these financial statements.

The Hartford Inflation Plus Fund

Schedule of Investments — (continued)
October 31, 2008
(000’s Omitted)

(AA)	The interest rate disclosed for these securities represents an estimated average coupon as of October 31, 2008.

(M)	The interest rate disclosed for these securities represents the effective yield on the date of acquisition.

(N)	The interest rate disclosed for these securities represents the average coupon as of October 31, 2008.

(O)	U.S. Treasury inflation-protected securities (TIPS) are securities in which the principal amount is adjusted for inflation and the semiannual interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(V)	Senior floating rate interests in which the Fund invests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate (LIBOR), (ii) the prime rate offered by one or more major United States Banks, or (iii) the bank’s certificate of deposit rate. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. The interest rate indicated is the rate in effect at October 31, 2008.

(B)	All principal amounts are in U.S. dollars unless otherwise indicated.

GBP	— British Pound

(U)	At October 31, 2008, securities valued at $1,000 were designated to cover open call options written as follows (see Note 3 to accompanying Notes to Financial Statements):

	Number of	Exercise	Exercise	Market	Premiums
Issuer	Contracts*	Price	Date	Value (W)	Received

5 Year U.S. Treasury Note	1,000	$115.50	Nov 2008	$164	$216

* The number of contracts does not omit 000’s.

Forward Foreign Currency Contracts Outstanding at October 31, 2008

				Unrealized
	Market	Contract	Delivery	Appreciation/
Description	Value (W)	Amount	Date	(Depreciation)

British Pound (Sell)	$3,718	$4,106	01/07/09	$388
Japanese Yen (Buy)	4,734	4,574	11/17/08	160
Japanese Yen (Sell)	4,734	5,005	11/17/08	271
Japanese Yen (Buy)	1,100	1,094	11/20/08	6
Japanese Yen (Buy)	9,977	10,142	11/20/08	(165)
Japanese Yen (Sell)	4,090	4,177	11/20/08	87
Japanese Yen (Sell)	4,054	4,051	11/20/08	(3)

				$744

(W)	See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

The Hartford International Growth Fund

Schedule of Investments
October 31, 2008
(000’s Omitted)

		Market
Shares		Value (W)
COMMON STOCK — 98.0%
	Australia — 1.6%
238	CSL Ltd.	$5,800

	Belgium — 0.8%
1,716	Hansen Transmissions (D)	2,878

	Brazil — 1.4%
185	Companhia Vale do Rio Doce ADR	2,427
98	Petroleo Brasileiro S.A. ADR	2,625

		5,052

	Canada — 6.3%
92	Barrick Gold Corp.	2,083
44	Canadian Natural Resources Ltd.	2,241
117	Potash Corp. of Saskatchewan, Inc.	10,001
69	Research In Motion Ltd. (D)	3,490
124	Rogers Communications, Inc. Class B	3,591
182	Talisman Energy, Inc.	1,801

		23,207

	China — 2.9%
1,259	China Communications Construction Co., Ltd.	892
113	Ctrip.Com International Ltd. ADR	3,443
2,227	Parkson Retail Group Ltd.	2,067
77	Sohu.com, Inc. (D)	4,219

		10,621

	Denmark — 1.4%
39	Carlsberg A/S Class B	1,552
88	Vestas Wind Systems A/S (D)	3,620

		5,172

	Finland — 1.2%
296	Nokia Oyj	4,541

	France — 7.9%
83	BNP Paribas	5,997
285	France Telecom S.A.	7,190
75	Pinault-Printemps-Redoute S.A.	4,785
76	Sanofi-Aventis S.A.	4,808
48	Societe Generale Class A	2,637
63	Total S.A.	3,451

		28,868

	Germany — 4.3%
22	Allianz SE	1,645
530	Deutsche Telekom AG	7,778
122	Fresenius Medical Care AG & Co.	5,383
34	Metro AG	1,070

		15,876

	Hong Kong — 0.7%
210	China Mobile Ltd.	1,844
97	Esprit Holdings Ltd.	551

		2,395

	Israel — 4.8%
407	Teva Pharmaceutical Industries Ltd. ADR	17,444

	Japan — 8.4%
98	Astellas Pharma, Inc.	3,935
94	Daiichi Sankyo Co., Ltd.	1,930
95	Eisai Co., Ltd.	3,076
2	Japan Tobacco, Inc.	5,435
140	Mitsui Fudosan Co., Ltd.	2,442
11	Nintendo Co., Ltd.	3,631
2	NTT DoCoMo, Inc.	3,389
53	Uni-Charm Corp.	3,766
10	Yahoo Japan Corp.	3,368

		30,972

	Luxembourg — 1.0%
96	Millicom International Cellular S.A.	3,848

	Netherlands — 2.7%
267	Koninklijke (Royal) KPN N.V.	3,754
221	Royal Dutch Shell plc	6,082

		9,836

	Russia — 0.8%
190	Vimpel-Communications ADR	2,759

	Sweden — 0.6%
168	Swedish Match Ab	2,336

	Switzerland — 18.1%
59	Actelion Ltd. (D)	3,105
110	Julius Baer Holding Ltd.	4,300
348	Nestle S.A.	13,541
249	Novartis AG	12,617
110	Roche Holding AG	16,796
47	Synthes, Inc.	6,033
582	UBS AG (D)	9,878

		66,270

	United Kingdom — 33.1%
451	3I Group plc	3,932
261	Anglo American plc	6,561
6,432	Arm Holdings plc	10,028
264	AstraZeneca plc	11,202
614	Autonomy Corp. plc (D)	9,732
544	Barclays Bank plc	1,560
449	BHP Billiton plc	7,625
124	British American Tobacco plc	3,400
414	Cadbury plc	3,799
788	Capita Group plc	8,146
2,636	easyJet plc (D)	13,149
1,061	Michael Page International plc	3,436
317	Next plc	5,386
275	Reckitt Benckiser Group plc	11,630
136	Rio Tinto plc	6,340
1,026	Sainsbury(J) plc	4,685
938	Tesco plc	5,138
734	Vodafone Group plc	1,412
1,000	Wm Morrison Supermarkets	4,260

		121,421

	Total common stock (cost $421,944)	$359,296

Principal
Amount

SHORT-TERM INVESTMENTS — 7.0%
	Repurchase Agreements — 6.7%

Banc of America Securities TriParty Joint Repurchase Agreement (maturing on 11/03/2008 in the amount of $11,296, collateralized by FHLMC 4.50% — 6.00%, 2023 — 2038, FNMA 4.50% — 6.50%, 2021 — 2038, value of $11,562)

$11,296	0.25% dated 10/31/2008	$11,296

The accompanying notes are an integral part of these financial statements.

The Hartford International Growth Fund

Schedule of Investments — (continued)
October 31, 2008
(000’s Omitted)

Principal			Market
Amount			Value (W)

SHORT-TERM INVESTMENTS — (continued)

	Repurchase Agreements — (continued)
	BNP Paribas Securities Corp. TriParty Joint Repurchase Agreement (maturing on 11/03/2008 in the amount of $1,224, collateralized by FNMA 5.50%, 2037, value of $1,248)
$1,224	0.25% dated 10/31/2008		$1,224
	Deutsche Bank Securities Joint Repurchase Agreement (maturing on 11/03/2008 in the amount of $49, collateralized by U.S. Treasury Bill 0.50%, 2009, value of $50)
49	0.08% dated 10/31/2008		49

Deutsche Bank Securities TriParty Joint Repurchase Agreement (maturing on 11/03/2008 in the amount of $5,245, collateralized by FHLMC 5.00% — 7.00%, 2020 — 2038, GNMA 6.00% — 7.00%, 2037 — 2038, value of $5,349)

5,244	0.25% dated 10/31/2008		5,244
	JP Morgan Chase TriParty Joint Repurchase Agreement (maturing on 11/03/2008 in the amount of $6,912, collateralized by FNMA 5.00% — 7.00%, 2017 — 2038, value of $7,050)
6,912	0.23% dated 10/31/2008		6,912

			24,725

Shares

	Securities Purchased with Proceeds from Security Lending — 0.3%
	Cash Collateral Reinvestment Fund:
935	Goldman Sachs FS Prime Obligation/Institutional Fund (G)		935

	Total short-term investments (cost $25,660)		$25,660

	Total investments (cost $447,604) (C)	105.0%	$384,956
	Other assets and liabilities	(5.0)%	(18,238)

	Total net assets	100.0%	$366,718

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 97.98% of total net assets at October 31, 2008.

Foreign securities that are principally traded on certain foreign markets are adjusted daily pursuant to a third party pricing service methodology approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of the foreign market but before the close of the New York Stock Exchange.

(D)	Currently non-income producing.

(G)	Security lending collateral related to a security sold, but not yet settled, on loan as of October 31, 2008.

(C)	At October 31, 2008, the cost of securities for federal income tax purposes was $510,603 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$5,153
Unrealized Depreciation	(130,800)

Net Unrealized Depreciation	$(125,647)

Forward Foreign Currency Contracts Outstanding at October 31, 2008

				Unrealized
	Market	Contract	Delivery	Appreciation/
Description	Value (W)	Amount	Date	(Depreciation)

British Pound (Buy)	$3,849	$3,914	11/03/08	$(65)
British Pound (Buy)	3,515	3,596	11/04/08	(81)
British Pound (Buy)	496	496	11/05/08	—
Canadian Dollar (Buy)	1,388	1,371	11/03/08	17
Canadian Dollar (Buy)	1,234	1,238	11/04/08	(4)
Canadian Dollar (Buy)	1,342	1,334	11/05/08	8
Danish Krone (Buy)	1,055	1,070	11/04/08	(15)
Danish Krone (Buy)	43	43	11/05/08	—
Euro (Buy)	2,399	2,437	11/03/08	(38)
Euro (Sell)	3,323	3,324	11/03/08	1
Euro (Buy)	612	612	11/04/08	—
Euro (Sell)	1,068	1,085	11/04/08	17
Euro (Sell)	1,253	1,253	11/05/08	—
Euro (Sell)	981	980	11/05/08	(1)
Hong Kong Dollar (Buy)	2,470	2,469	11/03/08	1
Hong Kong Dollar (Buy)	145	145	11/04/08	—
Japanese Yen (Buy)	1,619	1,647	11/04/08	(28)
Japanese Yen (Buy)	2,882	2,879	11/05/08	3
Japanese Yen (Sell)	302	306	11/06/08	4
Norwegian Krone (Sell)	941	954	11/03/08	13
Swiss Franc (Buy)	451	462	11/03/08	(11)
Swiss Franc (Sell)	3,177	3,186	11/03/08	9
Swiss Franc (Buy)	1,503	1,531	11/04/08	(28)
Swiss Franc (Sell)	2,536	2,543	11/05/08	7

				$(191)

(W)	See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

Diversification by Industry
 as of October 31, 2008

Percentage of
Industry	Net Assets
Banks	2.8%

Capital Goods	2.0

Commercial & Professional Services	3.2

Consumer Services	0.9

Diversified Financials	4.9

Energy	4.4

Food & Staples Retailing	4.1

Food, Beverage & Tobacco	8.2

Health Care Equipment & Services	3.1

Household & Personal Products	4.2

Insurance	0.5

Materials	9.6

Pharmaceuticals, Biotechnology & Life Sciences	22.0

Real Estate	0.7

Retailing	3.5

Semiconductors & Semiconductor Equipment	2.7

Software & Services	5.7

Technology Hardware & Equipment	2.2

Telecommunication Services	9.7

Transportation	3.6

Short-Term Investments	7.0

Other Assets and Liabilities	(5.0)

Total	100.0%

The accompanying notes are an integral part of these financial statements.

The Hartford International Opportunities Fund

Schedule of Investments
October 31, 2008
(000’s Omitted)

		Market
Shares		Value (W)
COMMON STOCK — 86.2%
	Australia — 0.2%
30	BHP Billiton Ltd. (G)	$574

	Brazil — 0.3%
68	Banco Bradesco S.A. ADR	790

	Canada — 4.3%
128	Brookfield Asset Management, Inc.	2,243
85	Canadian Natural Resources Ltd. (G)	4,299
22	EnCana Corp.	1,097
1	Nortel Networks Corp. (D)	1
15	Potash Corp. of Saskatchewan, Inc.	1,287
261	Talisman Energy, Inc.	2,583

		11,510

	Denmark — 1.0%
50	Novo Nordisk A/S	2,684

	Finland — 2.4%
104	Fortum Corp.	2,568
244	Nokia Oyj	3,730

		6,298

	France — 12.6%
48	BNP Paribas	3,458
289	France Telecom S.A.	7,299
79	Groupe Danone (G)	4,380
73	L’Oreal S.A.	5,515
74	Michelin (C.G.D.E.) Class B	3,813
43	Societe Generale Class A	2,351
118	Total S.A.	6,485

		33,301

	Germany — 7.8%
45	Allianz SE	3,311
64	Deutsche Boerse AG	5,024
83	E.On AG	3,172
39	Muenchener Rueckversicherungs- Gesellschaft AG	5,201
112	SAP AG (G)	3,927

		20,635

	Hong Kong — 1.3%
2,350	Shangri-La Asia Ltd. (G)	3,328

	Ireland — 1.9%
139	CRH plc	3,054
144	Ryanair Holdings plc (D)	509
69	Ryanair Holdings plc ADR (D)(G)	1,542

		5,105

	Israel — 2.3%
144	Teva Pharmaceutical Industries Ltd. ADR (G)	6,179

	Japan — 12.9%
44	Astellas Pharma, Inc.	1,780
68	Canon, Inc.	2,393
166	Denso Corp.	3,226
—	East Japan Railway Co.	1,494
68	Eisai Co., Ltd.	2,200
2	Japan Tobacco, Inc.	8,149
174	Mitsubishi Estate Co., Ltd.	3,108
1	Nippon Telegraph & Telephone Corp.	5,350
1	Sumitomo Mitsui Financial Group, Inc. (G)	4,823
438	Toshiba Corp. (G)	1,583

		34,106

	Netherlands — 3.2%
426	Koninklijke (Royal) KPN N.V.	5,999
100	Unilever N.V. CVA	2,400

		8,399

	South Africa — 0.4%
107	Impala Platinum Holdings Ltd.	1,113

	Spain — 1.3%
294	Banco Bilbao Vizcaya Argentaria S.A. (G)	3,418

	Switzerland — 13.3%
96	Julius Baer Holding Ltd.	3,768
211	Nestle S.A.	8,211
57	Novartis AG	2,877
52	Roche Holding AG	7,897
25	Synthes, Inc.	3,255
544	UBS AG (D)	9,222

		35,230

	Taiwan — 1.3%
424	Taiwan Semiconductor Manufacturing Co., Ltd. ADR (G)	3,503

	United Kingdom — 19.7%
126	AstraZeneca plc	5,320
455	BG Group plc	6,694
456	BHP Billiton plc	7,749
225	British Land Co. plc	2,245
507	HSBC Holding plc	6,003
169	Imperial Tobacco Group plc	4,525
92	Reckitt Benckiser Group plc	3,899
307	SABMiller plc	4,880
318	Smith & Nephew plc	2,915
3,597	Vodafone Group plc	6,920
158	Wolseley plc	867

		52,017

	Total common stock (cost $314,600)	$228,190

EXCHANGE TRADED FUNDS — 8.0%
	United States — 8.0%
266	iShares MSCI EAFE Index Fund (G)	$11,869
220	iShares MSCI Emerging Markets Index Fund	5,608
92	iShares MSCI Japan	827
15	iShares MSCI Pac Ex	401
79	iShares S&P Eur 350 (G)	2,464

	Total exchange traded funds (cost $24,948)	$21,169

	Total long-term investments (cost $339,548)	$249,359

The accompanying notes are an integral part of these financial statements.

The Hartford International Opportunities Fund

Schedule of Investments — (continued)
October 31, 2008
(000’s Omitted)

Principal			Market
Amount			Value (W)
SHORT-TERM INVESTMENTS — 13.7%
	Repurchase Agreements — 4.1%

Banc of America Securities TriParty Joint Repurchase Agreement (maturing on 11/03/2008 in the amount of $5,016, collateralized by FHLMC 4.50% — 6.00%, 2023 — 2038, FNMA 4.50% — 6.50%, 2021 — 2038, value of $5,134)

$5,016	0.25% dated 10/31/2008		$5,016
	BNP Paribas Securities Corp. TriParty Joint Repurchase Agreement (maturing on 11/03/2008 in the amount of $543, collateralized by FNMA 5.50%, 2037, value of $554)
543	0.25% dated 10/31/2008		543
	Deutsche Bank Securities Joint Repurchase Agreement (maturing on 11/03/2008 in the amount of $22, collateralized by U.S. Treasury Bill 0.50%, 2009, value of $22)
22	0.08% dated 10/31/2008		22

Deutsche Bank Securities TriParty Joint Repurchase Agreement (maturing on 11/03/2008 in the amount of $2,329, collateralized by FHLMC 5.00% — 7.00%, 2020 — 2038, GNMA 6.00% — 7.00%, 2037 — 2038, value of $2,375)

2,329	0.25% dated 10/31/2008		2,329
	JP Morgan Chase TriParty Joint Repurchase Agreement (maturing on 11/03/2008 in the amount of $3,069, collateralized by FNMA 5.00% — 7.00%, 2017 — 2038, value of $3,131)
3,069	0.23% dated 10/31/2008		3,069

			10,979

Shares

	Securities Purchased with Proceeds from Security Lending — 9.6%
	Cash Collateral Reinvestment Fund:
25,425	State Street Navigator Securities Lending Prime Portfolio		25,425

	Total short-term investments (cost $36,404)		$36,404

	Total investments (cost $375,952) (C)	107.9%	$285,763
	Other assets and liabilities	(7.9)%	(21,020)

	Total net assets	100.0%	$264,743

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 86.19% of total net assets at October 31, 2008.

Foreign securities that are principally traded on certain foreign markets are adjusted daily pursuant to a third party pricing service methodology approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of the foreign market but before the close of the New York Stock Exchange.

(C)	At October 31, 2008, the cost of securities for federal income tax purposes was $385,510 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$2,748
Unrealized Depreciation	(102,495)

Net Unrealized Depreciation	$(99,747)

(D)	Currently non-income producing.

(G)	Security is partially on loan at October 31, 2008.

Forward Foreign Currency Contracts Outstanding at October 31, 2008

				Unrealized
	Market	Contract	Delivery	Appreciation/
Description	Value (W)	Amount	Date	(Depreciation)

British Pound (Sell)	$431	$438	11/03/08	$7
British Pound (Buy)	4,283	4,664	12/05/08	(381)
British Pound (Sell)	4,283	4,716	12/05/08	433
Canadian Dollar (Buy)	1,034	1,022	11/03/08	12
Euro (Buy)	231	234	11/03/08	(3)
Japanese Yen (Sell)	2,890	2,887	11/05/08	(3)
Japanese Yen (Sell)	122	123	11/06/08	1

				$66

(W)	See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

Diversification by Industry
 as of October 31, 2008

Percentage of
Industry	Net Assets
Automobiles & Components	2.7%

Banks	12.4

Capital Goods	0.3

Commercial & Professional Services	0.8

Consumer Services	1.3

Diversified Financials	10.3

Energy	8.0

Food, Beverage & Tobacco	12.3

Health Care Equipment & Services	2.3

Household & Personal Products	3.6

Insurance	3.2

Materials	5.2

Pharmaceuticals, Biotechnology & Life Sciences	10.9

Real Estate	2.0

Semiconductors & Semiconductor Equipment	1.3

Software & Services	1.5

Technology Hardware & Equipment	2.9

Telecommunication Services	9.7

Transportation	1.3

Utilities	2.2

Short-Term Investments	13.7

Other Assets and Liabilities	(7.9)

Total	100.0%

The accompanying notes are an integral part of these financial statements.

The Hartford International Small Company Fund

Schedule of Investments
October 31, 2008
(000’s Omitted)

		Market
Shares		Value (W)
COMMON STOCK — 99.8%
	Australia — 5.1%
84	Aquarius Platinum Ltd.	$209
135	Computershare Ltd.	763
1,675	Energy World Corp., Ltd. (D)(G)	428
192	Incitec Pivot Ltd.	514
327	Karoon Gas Australia Ltd. (D)	470
299	Primary Health Care Ltd.	917
496	Programmed Maintenance Services Ltd.	1,018
197	Ramsay Health Care Ltd.	1,328
533	Whitehaven Coal Ltd.	581

		6,228

	Belgium — 0.5%
33	Umicore	585

	Brazil — 0.8%
185	Brasil Brokers Participacoes (D)	235
120	Dufry South America Ltd.	737

		972

	China — 1.7%
33	Mindray Medical International Ltd.	718
1,124	Shandong Weigao Group Medical Polymer Co., Ltd. (G)	1,357

		2,075

	Denmark — 1.5%
12	Carlsberg A/S Class B	472
51	H. Lundbeck A/S	911
13	Vestas Wind Systems A/S (D)	512

		1,895

	Finland — 0.3%
48	Kemira OYJ (G)	434

	France — 12.3%
26	BioMerieux S.A.	2,089
26	Bureau Veritas S.A. (G)	929
8	Cegedim S.A.	405
7	Eurofins Scientific	403
12	Guerbet S.A.	1,644
8	Guyenne et Gascogne S.A.	594
40	Ipsen	1,510
55	Korian (G)	1,007
112	Rhodia S.A. (G)	960
28	Scor Se	459
23	Seche Environment (G)	877
45	Sechilienne S.A.	1,736
16	Vilmorin & Cie	1,550
15	Virbac S.A.	990

		15,153

	Germany — 4.9%
61	ElringKlinger AG	500
35	Hochtief AG	1,079
12	K + S AG	475
134	Kontron AG	1,047
75	Praktiker Bau-Und Heimwerkermaerkte Holding AG	589
56	Rhoen-Klinikum AG	1,180
39	Stada Arzneimittel AG	1,166

		6,036

	Hong Kong — 3.5%
1,638	First Pacific Co., Ltd.	662
2,960	Huabao International Holdings Ltd.	1,910
1,215	Shangri-La Asia Ltd. (G)	1,720

		4,292

	Italy — 3.9%
171	Antichi Pellettieri S.p.A.	871
144	DiaSorin S.p.A.	2,650
104	Geox S.p.A. (G)	765
422	Immobiliare Grande Distribuzione (G)	572

		4,858

	Japan — 33.2%
66	Aeon Delight Co., Ltd.	1,626
84	Air Water, Inc. (G)	791
375	Asics Corp.	2,350
46	Benesse Corp.	1,932
54	Don Quijote Co. (G)	983
—	EPS Co., Ltd.	871
38	Hisamitsu Pharmaceutical Co., Inc.	1,567
33	Ibiden Co., Ltd.	617
155	Iino Kaiun Kaisha Ltd. (G)	794
5	Jupiter Telecommunications Co., Ltd.	3,603
60	Kobayashi Pharmaceutical Co., Ltd.	1,922
75	Miura Co., Ltd. (G)	1,541
22	Moshi Moshi Hotline, Inc. (G)	521
183	Nabtesco Corp.	1,116
6	Nidec Corp.	328
95	OBIC Business Consultants Ltd. (G)	3,939
14	OBIC Co., Ltd.	1,660
—	Osaka Securities Exchange Co., Ltd.	867
37	Point, Inc. (G)	1,798
1	Rakuten, Inc.	491
117	Securities Carbon Ltd.	383
437	Shinko Plantech Co., Ltd.	3,450
145	Shionogi & Co., Ltd.	2,470
50	Sysmex Corp.	1,559
10	Terumo Corp.	417
29	Tsumura & Co.	740
56	Unicharm Petcare Corp. (G)	1,965
141	Yokogawa Electric Corp.	652

		40,953

	Liechtenstein — 0.8%
7	Verwalt & Privat-Bank AG	1,022

	Netherlands — 1.8%
580	Dockwise Ltd. (D)	518
154	Spazio Investment N.V.	1,689

		2,207

	Norway — 5.0%
1,622	DNO International ASA (D)(G)	1,092
57	Kongsberg Gruppen ASA	2,602
234	TGS Nopec Geophysical Co. ASA (D)(G)	1,302
522	Wavefield Inseis ASA (D)	745
20	Yara International ASA	416

		6,157

	Papua New Guinea — 0.4%
150	New Britain Palm Oil Ltd.	473

	Russia — 0.1%
29	Magnit OJSC (D)(K)	129

The accompanying notes are an integral part of these financial statements.

The Hartford International Small Company Fund

Schedule of Investments — (continued)
October 31, 2008
(000’s Omitted)

			Market
Shares			Value (W)

COMMON STOCK — (continued)
	Singapore — 1.4%
1,293	Goodpack Ltd. (G)		$1,081
551	Hyflux Ltd. (G)		591

			1,672

	South Korea — 1.2%
55	Korea Plant Service & Engineering Co., Ltd. (D)		1,068
10	Samsung Engineering Co., Ltd.		408

			1,476

	Spain — 0.7%
93	Laboratorios Almiral S.A. (G)		824

	Sweden — 3.2%
148	Lundin Petroleum Ab (D)(G)		706
117	Sweco AB		715
178	Swedish Match Ab		2,476

			3,897

	Switzerland — 3.7%
4	Bachem Holding AG Class B		273
61	Dufry Group		1,265
11	Julius Baer Holding Ltd.		423
89	Paris RE Holdings Ltd.		1,363
37	Temenos Group AG (D)(G)		458
4	Valiant Holding AG		755

			4,537

	United Kingdom — 13.8%
101	Admiral Group plc		1,503
234	Babcock International Group plc		1,465
74	Burberry Group plc		329
382	Cape plc (D)		453
32	Catlin Group Ltd.		180
485	Clapham House Group plc (D)		439
93	Close Brothers Group plc		808
10	Domino’s Pizza UK & IRL plc		25
426	Fenner plc		702
72	FirstGroup plc		476
831	Hampson Industries plc		1,492
129	Hamworthy KSE		490
132	IG Group Holdings plc		618
235	Lancashire Holdings Ltd.		1,296
437	Mears Group plc		1,601
141	Rexam plc		848
115	Rightmove (G)		358
826	Senior plc		758
113	Ultra Electronics Holdings plc		2,013
149	VT Group plc		1,199

			17,053

	Total common stock (cost $185,509)		$122,928

SHORT-TERM INVESTMENTS — 12.3%
	Securities Purchased with Proceeds from Security Lending — 12.3%
	Cash Collateral Reinvestment Fund:
15,146	State Street Navigator Securities Lending Prime Portfolio		$15,146

	Total short-term investments (cost $15,146)		$15,146

	Total investments (cost $200,655) (C)	112.1%	$138,074
	Other assets and liabilities	(12.1)%	(14,863)

	Total net assets	100.0%	$123,211

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 99.77% of total net assets at October 31, 2008.

Foreign securities that are principally traded on certain foreign markets are adjusted daily pursuant to a third party pricing service methodology approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of the foreign market but before the close of the New York Stock Exchange.

(C)	At October 31, 2008, the cost of securities for federal income tax purposes was $216,702 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$1,481
Unrealized Depreciation	(80,109)

Net Unrealized Depreciation	$(78,628)

(D)	Currently non-income producing.

(G)	Security is partially on loan at October 31, 2008.

(K)	Securities contain some restrictions as to public resale. These securities comply with Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933, and are determined to be liquid. At October 31, 2008, the market value of these securities amounted to $129 or 0.10% of net assets.

Forward Foreign Currency Contracts Outstanding at October 31, 2008

				Unrealized
	Market	Contract	Delivery	Appreciation/
Description	Value (W)	Amount	Date	(Depreciation)

Australian Dollar (Buy)	$1,977	$2,073	01/09/09	$(96)
Australian Dollar (Sell)	1,977	2,027	01/09/09	50
British Pound (Buy)	58	59	11/03/08	(1)
British Pound (Buy)	102	104	11/04/08	(2)
British Pound (Sell)	1,439	1,439	11/05/08	—
British Pound (Buy)	6,915	7,476	01/09/09	(561)
British Pound (Sell)	6,915	7,258	01/09/09	343
Danish Krone (Buy)	355	360	11/04/08	(5)
Danish Krone (Buy)	176	176	11/05/08	—
Euro (Buy)	152	154	11/03/08	(2)
Euro (Sell)	325	326	11/04/08	1
Euro (Sell)	475	475	11/05/08	—
Euro (Buy)	13,182	14,031	01/09/09	(849)
Euro (Sell)	13,182	13,669	01/09/09	487
Hong Kong Dollar (Buy)	23	23	11/03/08	—
Hong Kong Dollar (Buy)	25	25	11/04/08	—
Japanese Yen (Sell)	72	73	11/04/08	1
Japanese Yen (Sell)	386	386	11/05/08	—
Japanese Yen (Sell)	488	494	11/06/08	6
Japanese Yen (Buy)	10,731	10,498	01/09/09	233
Japanese Yen (Sell)	10,731	10,657	01/09/09	(74)
Swiss Franc (Sell)	782	784	11/05/08	2

				$(467)

(W)	See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

Diversification by Industry
 as of October 31, 2008

Percentage of
Industry	Net Assets
Automobiles & Components	0.4%

Banks	0.6

Capital Goods	12.2

Commercial & Professional Services	7.8

Consumer Durables & Apparel	3.5

Consumer Services	3.3

Diversified Financials	3.0

Energy	7.2

Food & Staples Retailing	0.6

Food, Beverage & Tobacco	6.2

Health Care Equipment & Services	12.4

Household & Personal Products	1.6

Insurance	3.9

Materials	5.8

Media	3.2

Pharmaceuticals, Biotechnology & Life Sciences	9.5

Real Estate	2.0

Retailing	4.8

Semiconductors & Semiconductor Equipment	0.9

Software & Services	5.5

Technology Hardware & Equipment	1.3

Transportation	1.9

Utilities	2.2

Short-Term Investments	12.3

Other Assets and Liabilities	(12.1)

Total	100.0%

The accompanying notes are an integral part of these financial statements.

The Hartford LargeCap Growth Fund

Schedule of Investments
October 31, 2008
(000’s Omitted)

		Market
Shares		Value (W)
COMMON STOCK — 89.3%
	Capital Goods — 7.5%
1	3M Co.	$49
1	AMETEK, Inc.	45
2	Boeing Co.	80
2	Bucyrus International, Inc.	39
1	Danaher Corp.	47
1	Dover Corp.	36
1	Emerson Electric Co.	41
1	Fastenal Co.	35
1	First Solar, Inc. (D)	92
1	Flowserve Corp.	39
1	Fluor Corp.	36
2	Graco, Inc.	53
2	Honeywell International, Inc.	50
2	IDEX Corp.	35
2	Joy Global, Inc.	57
1	Lockheed Martin Corp.	79
1	MSC Industrial Direct Co., Inc.	47
1	Sunpower Corp. Class A (D)	27
1	United Technologies Corp.	45
1	Valmont Industries, Inc.	37

		969

	Commercial & Professional Services — 2.0%
1	Brink’s Co.	56
1	Copart, Inc. (D)	39
1	Corporate Executive Board Co.	38
1	Dun & Bradstreet Corp.	72
2	Pitney Bowes, Inc.	49

		254

	Consumer Durables & Apparel — 1.4%
2	Coach, Inc. (D)	47
2	Hasbro, Inc.	70
1	NIKE, Inc. Class B	63

		180

	Consumer Services — 4.2%
1	Apollo Group, Inc. Class A (D)	56
2	Burger King Holdings, Inc.	35
1	DeVry, Inc.	69
2	H & R Block, Inc.	32
1	ITT Educational Services, Inc. (D)	79
3	McDonald’s Corp.	155
—	Strayer Education, Inc.	73
2	Yum! Brands, Inc.	45

		544

	Diversified Financials — 2.8%
2	Charles Schwab Corp.	31
3	Eaton Vance Corp.	59
3	Federated Investors, Inc.	61
—	Franklin Resources, Inc.	31
4	SEI Investments Co.	77
1	T. Rowe Price Group, Inc.	28
5	Waddell and Reed Financial, Inc. Class A	71

		358

	Energy — 7.9%
1	Arch Coal, Inc.	30
1	ENSCO International, Inc.	47
2	Exxon Mobil Corp.	111
1	FMC Technologies, Inc. (D)	48
2	Frontline Ltd.	67
2	Halliburton Co.	30
1	Hess Corp.	40
2	Mariner Energy, Inc. (D)	30
2	Massey Energy Co.	50
2	Murphy Oil Corp.	79
2	Nabors Industries Ltd. (D)	30
1	Noble Corp.	34
1	Occidental Petroleum Corp.	71
2	Oil States International, Inc. (D)	51
5	Patterson-UTI Energy, Inc.	67
1	Pride International, Inc. (D)	27
1	Schlumberger Ltd.	72
1	Transocean, Inc.	45
1	Unit Corp. (D)	49
2	W&T Offshore, Inc.	36

		1,014

	Food & Staples Retailing — 1.9%
1	Costco Wholesale Corp.	35
2	CVS/Caremark Corp.	54
3	Wal-Mart Stores, Inc.	151

		240

	Food, Beverage & Tobacco — 4.4%
8	Altria Group, Inc.	148
1	Anheuser-Busch Cos., Inc.	57
2	Coca-Cola Co.	77
1	H.J. Heinz Co.	54
3	PepsiCo, Inc.	145
2	Philip Morris International, Inc.	82

		563

	Health Care Equipment & Services — 5.7%
1	Baxter International, Inc.	64
1	Becton, Dickinson & Co.	65
1	Cardinal Health, Inc.	45
1	Edwards Lifesciences Corp. (D)	36
2	Express Scripts, Inc. (D)	104
1	Henry Schein, Inc. (D)	35
1	McKesson Corp.	43
3	Medtronic, Inc.	102
2	St. Jude Medical, Inc. (D)	63
1	Stryker Corp.	35
2	Varian Medical Systems, Inc. (D)	91
2	Wellcare Health Plans, Inc. (D)	49

		732

	Household & Personal Products — 4.0%
2	Avon Products, Inc.	59
1	Church & Dwight Co., Inc.	68
1	Colgate-Palmolive Co.	91
3	Herbalife Ltd.	62
4	NBTY, Inc. (D)	90
2	Procter & Gamble Co.	138

		508

	Materials — 4.2%
2	CF Industries Holdings, Inc.	136
2	Crown Holdings, Inc. (D)	38
1	FMC Corp.	61
1	Monsanto Co.	93
2	Mosaic Co.	91
2	Owens-Illinois, Inc. (D)	42
4	Terra Industries, Inc.	82

		543

	Media — 2.2%
2	DirecTV Group, Inc. (D)	44
3	DISH Network Corp. (D)	52
2	DreamWorks Animation SKG, Inc. (D)	61

The accompanying notes are an integral part of these financial statements.

		Market
Shares		Value (W)

COMMON STOCK — (continued)

	Media — (continued)
1	Morningstar, Inc. (D)	$37
2	Omnicom Group, Inc.	45
1	Walt Disney Co.	37

		276

	Pharmaceuticals, Biotechnology & Life Sciences — 7.1%
2	Abbott Laboratories	124
1	Covance, Inc. (D)	25
1	Eli Lilly & Co.	28
3	Endo Pharmaceuticals Holdings, Inc. (D)	51
1	Forest Laboratories, Inc. (D)	32
1	Genentech, Inc. (D)	81
2	Gilead Sciences, Inc. (D)	90
2	Invitrogen Corp. (D)	49
1	Johnson & Johnson	76
1	Millipore Corp. (D)	58
1	Perrigo Co.	33
2	Pharmaceutical Product Development, Inc.	67
2	Sepracor, Inc. (D)	33
1	Waters Corp. (D)	53
4	Watson Pharmaceuticals, Inc. (D)	114

		914

	Retailing — 4.5%
1	Abercrombie & Fitch Co. Class A	28
1	Advance Automotive Parts, Inc.	41
1	Amazon.com, Inc. (D)	38
1	AutoZone, Inc. (D)	96
1	Best Buy Co., Inc.	38
2	Big Lots, Inc. (D)	52
1	Dollar Tree, Inc. (D)	37
1	Kohl’s Corp. (D)	26
2	Limited Brands, Inc.	26
1	Priceline.com, Inc. (D)	43
1	Ross Stores, Inc.	30
1	Target Corp.	30
1	TJX Cos., Inc.	34
3	Urban Outfitters, Inc. (D)	64

		583

	Semiconductors & Semiconductor Equipment — 3.0%
3	Applied Materials, Inc.	44
7	Intel Corp.	116
1	Lam Research Corp. (D)	30
2	MEMC Electronic Materials, Inc. (D)	33
5	NVIDIA Corp. (D)	42
3	Texas Instruments, Inc.	57
3	Varian Semiconductor Equipment Associates, Inc. (D)	60

		382

	Software & Services — 12.2%
1	Adobe Systems, Inc. (D)	31
2	Ansys, Inc. (D)	57
1	Autodesk, Inc. (D)	30
4	Broadridge Financial Solutions	42
3	Cognizant Technology Solutions Corp. (D)	50
2	eBay, Inc. (D)	34
1	Factset Research Systems, Inc.	42
1	Global Payments, Inc.	61
—	Google, Inc. (D)	162
3	Intuit, Inc. (D)	67
1	Mastercard, Inc.	94
15	Microsoft Corp.	339
7	Oracle Corp. (D)	127
3	Paychex, Inc.	89
4	Red Hat, Inc. (D)	57
1	Salesforce.com, Inc. (D)	37
3	Sohu.com, Inc. (D)	146
2	Total System Services, Inc.	33
4	Western Union Co.	65

		1,563

	Technology Hardware & Equipment — 10.4%
2	Agilent Technologies, Inc. (D)	40
1	Amphenol Corp. Class A	41
2	Apple, Inc. (D)	219
10	Cisco Systems, Inc. (D)	177
3	Dell, Inc. (D)	39
2	Dolby Laboratories, Inc. Class A (D)	59
2	F5 Networks, Inc. (D)	51
2	FLIR Systems, Inc. (D)	56
3	Hewlett-Packard Co.	110
3	International Business Machines Corp.	244
3	Juniper Networks, Inc. (D)	54
3	NetApp, Inc. (D)	37
3	Qualcomm, Inc.	124
4	Seagate Technology	26
4	Western Digital Corp. (D)	64

		1,341

	Telecommunication Services — 0.3%
1	Telephone and Data Systems, Inc.	33

	Transportation — 3.0%
1	Burlington Northern Santa Fe Corp.	57
2	CSX Corp.	81
1	Kansas City Southern (D)	40
2	Kirby Corp. (D)	60
1	Norfolk Southern Corp.	62
1	Union Pacific Corp.	85

		385

	Utilities — 0.6%
4	CenterPoint Energy, Inc.	43
1	Public Service Enterprise Group, Inc.	33

		76

	Total common stock (cost $14,931)	$11,458

EXCHANGE TRADED FUNDS — 0.2%
	Other Investment Pools and Funds — 0.2%
1	iShares Russell 1000	$33

	Total exchange traded funds (cost $32)	$33

	Total long-term investments (cost $14,963)	$11,491

Principal
Amount

SHORT-TERM INVESTMENTS — 1.1%
	Repurchase Agreements — 0.6%
	BNP Paribas Securities Corp. Repurchase Agreement (maturing on 11/03/2008 in the amount of $38, collateralized by U.S. Treasury Bond 5.50%, 2028, U.S. Treasury Note 7.50%, 2016, value of $39)
$38	0.15% dated 10/31/2008	$38

The accompanying notes are an integral part of these financial statements.

The Hartford LargeCap Growth Fund

Schedule of Investments — (continued)
October 31, 2008
(000’s Omitted)

Principal			Market
Amount			Value (W)

SHORT-TERM INVESTMENTS — (continued)

	Repurchase Agreements — (continued)
	RBS Greenwich Capital Markets Repurchase Agreement (maturing on 11/03/2008 in the amount of $31, collateralized by U.S. Treasury Note 4.13%, 2012, value of $31)
$31	0.10% dated 10/31/2008		$31
	UBS Securities, Inc. Repurchase Agreement (maturing on 11/03/2008 in the amount of $6, collateralized by U.S. Treasury Bond 6.13%, 2027, value of $6)
6	0.08% dated 10/31/2008		6

			75

	U.S. Treasury Bills — 0.5%
10	0.38%, 12/11/2008 (M)(S)		10
55	0.79%, 01/15/2009 (M)		55

			65

	Total short-term investments (cost $140)		$140

	Total investments (cost $15,103) (C)	90.6%	$11,631
	Other assets and liabilities	9.4%	1,201

	Total net assets	100.0%	$12,832

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 1.13% of total net assets at October 31, 2008.

(C)	At October 31, 2008, the cost of securities for federal income tax purposes was $15,304 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$59
Unrealized Depreciation	(3,732)

Net Unrealized Depreciation	$(3,673)

(D)	Currently non-income producing.

(M)	The interest rate disclosed for these securities represents the effective yield on the date of acquisition.

(S)	Security pledged as initial margin deposit for open futures contracts at October 31, 2008.

Futures Contracts Outstanding at October 31, 2008

				Unrealized
	Number of		Expiration	Appreciation/
Description	Contracts*	Position	Month	(Depreciation)

S&P 500 E-mini futures	2	Long	Dec 2008	$7

* The number of contracts does not omit 000’s.

(W)	See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

The Hartford MidCap Fund

Schedule of Investments
October 31, 2008
(000’s Omitted)

		Market
Shares		Value (W)
COMMON STOCK — 98.5%
	Automobiles & Components — 0.7%
610	BorgWarner, Inc.	$13,709

	Banks — 1.5%
280	Comerica, Inc.	7,717
269	M&T Bank Corp.	21,813

		29,530

	Capital Goods — 6.9%
275	Alliant Techsystems, Inc. (D)	22,698
511	AMETEK, Inc.	16,997
664	Chicago Bridge & Iron Co. N.V.	8,226
1,028	Kennametal, Inc.	21,823
791	Lennox International, Inc.	23,600
848	PACCAR, Inc.	24,787
223	Precision Castparts Corp.	14,420
77	USG Corp. (D)	1,135

		133,686

	Commercial & Professional Services — 8.0%
3,413	Allied Waste Industries, Inc. (D)	35,558
257	Dun & Bradstreet Corp.	18,916
1,305	Equifax, Inc. (D)	34,027
481	Manpower, Inc.	14,961
1,727	Republic Services, Inc.	40,938
617	Robert Half International, Inc.	11,635

		156,035

	Consumer Durables & Apparel — 1.9%
780	Mattel, Inc.	11,716
50	NVR, Inc. (D)	24,706

		36,422

	Consumer Services — 5.8%
190	Apollo Group, Inc. Class A (D)	13,227
626	DeVry, Inc.	35,505
388	ITT Educational Services, Inc. (D)	33,990
784	Scientific Games Corp. Class A (D)	14,114
69	Strayer Education, Inc.	15,499

		112,335

	Diversified Financials — 1.7%
68	Blackrock, Inc.	8,970
238	Capital One Financial Corp.	9,307
482	Discover Financial Services, Inc.	5,903
247	MSCI, Inc. (D)	4,256
450	SLM Corp. (D)	4,805

		33,241

	Energy — 5.9%
824	Forest Oil Corp. (D)	24,069
614	Noble Energy, Inc.	31,791
666	Smith International, Inc.	22,950
472	St. Mary Land & Exploration Co.	11,758
508	Ultra Petroleum Corp. (D)	23,657

		114,225

	Finance — 0.6%
172	Arch Capital Group Ltd. (D)	12,017

	Food & Staples Retailing — 1.8%
331	BJ’s Wholesale Club, Inc. (D)	11,641
161	Kroger Co.	4,418
1,288	Supervalu, Inc.	18,340

		34,399

	Health Care Equipment & Services — 9.8%
811	Beckman Coulter, Inc.	40,480
1,458	Community Health Systems, Inc. (D)	29,889
783	Humana, Inc. (D)	23,178
1,110	Patterson Cos., Inc. (D)	28,114
666	St. Jude Medical, Inc. (D)	25,332
677	Universal Health Services, Inc. Class B	28,469
329	Varian Medical Systems, Inc. (D)	14,973

		190,435

	Household & Personal Products — 1.7%
543	Clorox Co.	32,989

	Insurance — 6.4%
613	Axis Capital Holdings Ltd.	17,450
312	Everest Re Group Ltd.	23,269
1,310	Marsh & McLennan Cos., Inc.	38,404
1,077	Unum Group	16,963
544	W.R. Berkley Corp.	14,286
38	White Mountains Insurance Group Ltd.	13,125

		123,497

	Materials — 6.7%
523	Agrium U.S., Inc.	19,860
690	Ball Corp.	23,591
339	Cliff’s Natural Resources, Inc.	9,155
334	FMC Corp.	14,525
277	Mosaic Co.	10,929
439	Nucor Corp.	17,780
513	Pactiv Corp. (D)	12,082
1,326	Sealed Air Corp.	22,429

		130,351

	Media — 2.5%
1,256	DreamWorks Animation SKG, Inc. (D)	35,283
487	Scripps Networks Interactive Class A	13,820

		49,103

	Pharmaceuticals, Biotechnology & Life Sciences — 6.5%
824	Amylin Pharmaceuticals, Inc. (D)	8,414
418	Barr Pharmaceuticals, Inc. (D)	26,861
175	Cephalon, Inc. (D)	12,524
267	Onyx Pharmaceuticals, Inc. (D)	7,204
790	PerkinElmer, Inc.	14,172
707	Perrigo Co.	24,021
679	Regeneron Pharmaceuticals, Inc. (D)	13,101
752	Sepracor, Inc. (D)	10,021
405	Vertex Pharmaceuticals, Inc. (D)	10,604

		126,922

	Real Estate — 0.5%
160	Forest City Enterprises, Inc. Class A	1,907
386	Kimco Realty Corp.	8,712

		10,619

	Retailing — 6.6%
547	Advance Automotive Parts, Inc.	17,064
181	AutoZone, Inc. (D)	23,014
326	Best Buy Co., Inc.	8,742
530	Dick’s Sporting Goods, Inc. (D)	8,121
1,160	O’Reilly Automotive, Inc. (D)	31,453
257	Sherwin-Williams Co.	14,637
845	Staples, Inc.	16,424
325	Tiffany & Co.	8,912

		128,367

The accompanying notes are an integral part of these financial statements.

The Hartford MidCap Fund

Schedule of Investments — (continued)
October 31, 2008
(000’s Omitted)

			Market
Shares			Value (W)

COMMON STOCK — (continued)
	Semiconductors & Semiconductor Equipment — 2.2%
1,070	Altera Corp.		$18,570
1,058	Lam Research Corp. (D)		23,648

			42,218

	Software & Services — 8.3%
439	BMC Software, Inc. (D)		11,325
986	Electronic Arts, Inc. (D)		22,450
378	Factset Research Systems, Inc.		14,651
770	Global Payments, Inc.		31,184
378	McAfee, Inc. (D)		12,304
598	Micros Systems (D)		10,191
1,345	Red Hat, Inc. (D)		17,896
2,688	Western Union Co.		41,016

			161,017

	Technology Hardware & Equipment — 3.8%
567	Diebold, Inc.		16,836
403	FLIR Systems, Inc. (D)		12,949
140	Itron, Inc. (D)		6,792
1,386	NCR Corp. (D)		25,340
759	Teradata Corp. (D)		11,686

			73,603

	Telecommunication Services — 0.9%
547	American Tower Corp. Class A (D)		17,677

	Transportation — 2.7%
662	J.B. Hunt Transport Services, Inc.		18,823
688	Kansas City Southern (D)		21,232
342	Landstar System, Inc.		13,194

			53,249

	Utilities — 5.1%
1,404	DPL, Inc.		32,027
1,450	Northeast Utilities		32,703
1,422	UGI Corp.		33,934

			98,664

	Total common stock (cost $2,407,339)		$1,914,310

Principal
Amount

SHORT-TERM INVESTMENTS — 3.9%
	Repurchase Agreements — 3.9%

Banc of America Securities TriParty Joint Repurchase Agreement (maturing on 11/03/2008 in the amount of $34,481, collateralized by FHLMC 4.50% — 6.00%, 2023 — 2038, FNMA 4.50% — 6.50%, 2021 — 2038, value of $35,293)

$34,480	0.25% dated 10/31/2008		$34,480
	BNP Paribas Securities Corp. TriParty Joint Repurchase Agreement (maturing on 11/03/2008 in the amount of $3,735, collateralized by FNMA 5.50%, 2037, value of $3,810)
3,735	0.25% dated 10/31/2008		3,735
	Deutsche Bank Securities Joint Repurchase Agreement (maturing on 11/03/2008 in the amount of $150, collateralized by U.S. Treasury Bill 0.50%, 2009, value of $153)
150	0.08% dated 10/31/2008		150

Deutsche Bank Securities TriParty Joint Repurchase Agreement (maturing on 11/03/2008 in the amount of $16,009, collateralized by FHLMC 5.00% — 7.00%, 2020 — 2038, GNMA 6.00% — 7.00%, 2037 — 2038, value of $16,329)

16,009	0.25% dated 10/31/2008		16,009
	JP Morgan Chase TriParty Joint Repurchase Agreement (maturing on 11/03/2008 in the amount of $21,099, collateralized by FNMA 5.00% — 7.00%, 2017 — 2038, value of $21,521)
21,099	0.23% dated 10/31/2008		21,099

	Total short-term investments (cost $75,473)		$75,473

	Total investments (cost $2,482,812) (C)	102.4%	$1,989,783
	Other assets and liabilities	(2.4)%	(46,038)

	Total net assets	100.0%	$1,943,745

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 1.02% of total net assets at October 31, 2008.

Foreign securities that are principally traded on certain foreign markets are adjusted daily pursuant to a third party pricing service methodology approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of the foreign market but before the close of the New York Stock Exchange.

(C)	At October 31, 2008, the cost of securities for federal income tax purposes was $2,495,419 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$45,423
Unrealized Depreciation	(551,059)

Net Unrealized Depreciation	$(505,636)

(D)	Currently non-income producing.

(W)	See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

The Hartford MidCap Growth Fund (formerly The Hartford Select MidCap Growth Fund)

Schedule of Investments
October 31, 2008
(000’s Omitted)

		Market
Shares		Value (W)
COMMON STOCK — 98.6%
	Capital Goods — 8.5%
3	AGCO Corp. (D)(G)	$106
3	AMETEK, Inc.	101
3	Bucyrus International, Inc.	80
3	Dover Corp.	94
7	Fluor Corp. (G)	286
11	Foster Wheeler Ltd. (D)	310
2	Goodrich Corp.	90
3	Hubbell, Inc. Class B (G)	95
4	Jacobs Engineering Group, Inc. (D)	140
6	Joy Global, Inc.	166
4	Kennametal, Inc.	85
1	L-3 Communications Holdings, Inc. (G)	86
3	MSC Industrial Direct Co., Inc. (G)	97
2	Parker-Hannifin Corp.	68
2	Precision Castparts Corp.	149
2	Rockwell Automation, Inc. (G)	60
2	Rockwell Collins, Inc. (G)	87
5	Textron, Inc.	84
4	URS Corp. (D)	122

		2,306

	Commercial & Professional Services — 1.0%
2	Dun & Bradstreet Corp.	169
4	Republic Services, Inc. (G)	95

		264

	Consumer Durables & Apparel — 3.0%
13	Coach, Inc. (D)	272
5	Garmin Ltd. (D)(G)	101
4	Hasbro, Inc.	122
2	Polo Ralph Lauren Corp. (G)	94
20	Pulte Homes, Inc. (G)	225

		814

	Consumer Services — 5.7%
4	Apollo Group, Inc. Class A (D)	277
2	DeVry, Inc.	121
11	H & R Block, Inc.	213
2	ITT Educational Services, Inc. (D)(G)	168
4	Marriott International, Inc. Class A	86
12	Starbucks Corp. (D)	152
5	Starwood Hotels & Resorts (G)	115
1	Strayer Education, Inc.	176
8	Yum! Brands, Inc.	221

		1,529

	Diversified Financials — 5.5%
1	Affiliated Managers Group, Inc. (D)(G)	45
5	Eaton Vance Corp.	108
3	IntercontinentalExchange, Inc. (D)	248
5	Janus Capital Group, Inc.	54
3	Lazard Ltd.	84
3	Nasdaq Stock Market, Inc. (D)	83
5	Northern Trust Corp.	302
9	SEI Investments Co.	151
6	T. Rowe Price Group, Inc.	231
12	Waddell and Reed Financial, Inc. Class A	178

		1,484

	Energy — 12.5%
3	Alpha Natural Resources, Inc. (D)	90
7	Arch Coal, Inc. (G)	153
4	Cameron International Corp. (D)	93
6	Encore Acquisition Co. (D)(G)	176
4	ENSCO International, Inc. (G)	145
3	FMC Technologies, Inc. (D)(G)	93
5	Frontier Oil Corp. (G)	62
4	Frontline Ltd. (G)	121
10	Massey Energy Co.	226
2	Murphy Oil Corp.	126
5	Nabors Industries Ltd. (D)(G)	72
4	Noble Corp.	143
4	Noble Energy, Inc.	210
4	Oil States International, Inc. (D)	82
10	Patterson-UTI Energy, Inc. (G)	131
9	Petrohawk Energy Corp. (D)	175
5	Plains Exploration & Production Co. (D)(G)	149
4	Pride International, Inc. (D)(G)	82
3	Range Resources Corp.	119
3	Smith International, Inc. (G)	97
5	Southwestern Energy Co. (D)(G)	185
2	St. Mary Land & Exploration Co. (G)	59
5	Sunoco, Inc. (G)	154
10	Tesoro Corp. (G)	98
3	Unit Corp. (D)	94
9	W&T Offshore, Inc.	182
1	Whiting Petroleum Corp. (D)	64

		3,381

	Food, Beverage & Tobacco — 3.5%
4	Dean Foods Co. (D)	85
5	H.J. Heinz Co.	232
5	Hansen National Corp. (D)(G)	132
5	Hershey Co. (G)	192
5	Lorillard, Inc.	306

		947

	Health Care Equipment & Services — 7.3%
6	Express Scripts, Inc. (D)	386
2	Henry Schein, Inc. (D)	84
5	Hill-Rom Holdings, Inc. (G)	112
14	Hlth Corp. (D)(G)	117
—	Intuitive Surgical, Inc. (D)	76
5	Kinetic Concepts, Inc. (D)(G)	114
4	Laboratory Corp. of America Holdings (D)(G)	230
6	Lincare Holdings, Inc. (D)(G)	155
5	Omnicare, Inc. (G)	132
3	Quest Diagnostics, Inc.	122
6	St. Jude Medical, Inc. (D)	245
3	Varian Medical Systems, Inc. (D)	137
3	Wellcare Health Plans, Inc. (D)	77

		1,987

	Household & Personal Products — 2.1%
7	Avon Products, Inc.	176
3	Church & Dwight Co., Inc.	164
1	Energizer Holdings, Inc. (D)(G)	64
2	Estee Lauder Co., Inc.	68
4	Herbalife Ltd.	86

		558

	Materials — 4.3%
2	Airgas, Inc.	62
6	AK Steel Holding Corp.	87
5	Celanese Corp.	64
4	CF Industries Holdings, Inc.	272
4	Cliff’s Natural Resources, Inc.	107
3	Owens-Illinois, Inc. (D)	69

The accompanying notes are an integral part of these financial statements.

The Hartford MidCap Growth Fund (formerly The Hartford Select MidCap Growth Fund)

Schedule of Investments — (continued)
October 31, 2008
(000’s Omitted)

		Market
Shares		Value (W)

COMMON STOCK — (continued)

	Materials — (continued)
4	Rohm & Haas Co.	$303
9	Terra Industries, Inc.	197

		1,161

	Media — 2.0%
5	DISH Network Corp. (D)	87
6	DreamWorks Animation SKG, Inc. (D)	180
11	Interpublic Group of Cos., Inc. (D)(G)	56
3	Lamar Advertising Co. (D)(G)	42
4	McGraw-Hill Cos., Inc.	111
2	Morningstar, Inc. (D)	71

		547

	Pharmaceuticals, Biotechnology & Life Sciences — 6.1%
3	Allergan, Inc.	127
5	Applied Biosystems, Inc.	154
2	Barr Pharmaceuticals, Inc. (D)	111
1	Cephalon, Inc. (D)	75
6	Endo Pharmaceuticals Holdings, Inc. (D)	112
8	Forest Laboratories, Inc. (D)	194
1	Millipore Corp. (D)(G)	68
5	Pharmaceutical Product Development, Inc.	144
19	Sepracor, Inc. (D)(G)	247
8	Vertex Pharmaceuticals, Inc. (D)(G)	212
2	Waters Corp. (D)	89
4	Watson Pharmaceuticals, Inc. (D)(G)	111

		1,644

	Real Estate — 0.5%
3	Plum Creek Timber Co., Inc. (G)	127

	Retailing — 6.7%
6	Abercrombie & Fitch Co. Class A (G)	161
3	Advance Automotive Parts, Inc.	86
2	AutoZone, Inc. (D)(G)	205
3	Dollar Tree, Inc. (D)	99
9	Gap, Inc.	116
5	Kohl’s Corp. (D)	172
12	Limited Brands, Inc.	147
2	Priceline.com, Inc. (D)(G)	131
5	Ross Stores, Inc. (G)	177
3	Sherwin-Williams Co. (G)	170
2	Tiffany & Co.	59
5	TJX Cos., Inc.	125
8	Urban Outfitters, Inc. (D)(G)	165

		1,813

	Semiconductors & Semiconductor Equipment — 7.7%
44	Advanced Micro Devices, Inc. (D)(G)	152
10	Analog Devices, Inc.	218
19	Broadcom Corp. Class A (D)(G)	330
16	Integrated Device Technology, Inc. (D)	101
5	International Rectifier Corp. (D)	81
5	KLA-Tencor Corp. (G)	125
3	Lam Research Corp. (D)	63
29	LSI Corp. (D)(G)	110
10	National Semiconductor Corp.	126
11	Novellus Systems, Inc. (D)	171
37	NVIDIA Corp. (D)	322
6	Varian Semiconductor Equipment Associates, Inc. (D)(G)	121
9	Xilinx, Inc. (G)	166

		2,086

	Software & Services — 10.2%
19	Activision Blizzard, Inc. (D)	240
2	Ansys, Inc. (D)	69
9	Autodesk, Inc. (D)(G)	190
6	BMC Software, Inc. (D)	147
8	Broadridge Financial Solutions	99
4	Citrix Systems, Inc. (D)	100
5	Electronic Arts, Inc. (D)	124
2	Factset Research Systems, Inc. (G)	70
3	Fiserv, Inc. (D)	97
3	Global Payments, Inc.	126
8	IAC/Interactive Corp. (D)(G)	127
11	Intuit, Inc. (D)	283
17	Novell, Inc. (D)	80
13	Paychex, Inc.	357
6	Red Hat, Inc. (D)(G)	81
5	Salesforce.com, Inc. (D)(G)	142
5	Sohu.com, Inc. (D)(G)	258
7	VeriSign, Inc. (D)(G)	154

		2,744

	Technology Hardware & Equipment — 5.8%
5	Agilent Technologies, Inc. (D)	104
31	Brocade Communications Systems, Inc. (D)	118
23	Ciena Corp. (D)(G)	221
3	Dolby Laboratories, Inc. Class A (D)	79
20	JDS Uniphase Corp. (D)(G)	111
11	Juniper Networks, Inc. (D)	213
6	National Instruments Corp.	157
15	NetApp, Inc. (D)	206
24	Seagate Technology	160
12	Western Digital Corp. (D)	204

		1,573

	Telecommunication Services — 3.1%
8	American Tower Corp. Class A (D)	253
2	Leap Wireless International, Inc. (D)	69
20	SBA Communications Corp. (D)(G)	418
4	Telephone and Data Systems, Inc.	109

		849

	Transportation — 1.4%
3	C.H. Robinson Worldwide, Inc.	135
3	Expeditors International of Washington, Inc.	90
3	J.B. Hunt Transport Services, Inc. (G)	91
2	Ryder System, Inc.	65

		381

	Utilities — 1.7%
7	Constellation Energy Group, Inc.	161
7	NRG Energy, Inc. (D)(G)	163
4	Questar Corp.	126

		450

	Total common stock (cost $39,152)	$26,645

EXCHANGE TRADED FUNDS — 0.3%
	Other Investment Pools and Funds — 0.3%
2	iShares Russell Midcap Growth	$76

	Total exchange traded funds (cost $77)	$76

	Total long-term investments (cost $39,229)	$26,721

The accompanying notes are an integral part of these financial statements.

Principal			Market
Amount			Value (W)

SHORT-TERM INVESTMENTS — 14.9%
	Repurchase Agreements — 1.6%
	BNP Paribas Securities Corp. Repurchase Agreement (maturing on 11/03/2008 in the amount of $222, collateralized by U.S. Treasury Bond 5.50%, 2028, U.S. Treasury Note 7.50%, 2016, value of $225)
$222	0.15% dated 10/31/2008		$222
	RBS Greenwich Capital Markets Repurchase Agreement (maturing on 11/03/2008 in the amount of $179, collateralized by U.S. Treasury Note 4.13%, 2012, value of $182)
178	0.10% dated 10/31/2008		178
	UBS Securities, Inc. Repurchase Agreement (maturing on 11/03/2008 in the amount of $36, collateralized by U.S. Treasury Bond 6.13%, 2027, value of $36)
36	0.08% dated 10/31/2008		36

			436

Shares

	Securities Purchased with Proceeds from Security Lending — 13.1%
	Cash Collateral Reinvestment Fund:
3,551	State Street Navigator Securities Lending Prime Portfolio		3,551

Principal
Amount

	U.S. Treasury Bills — 0.2%
$60	0.51%, 01/15/2009 (M)(S)		60

	Total short-term investments (cost $4,047)		$4,047

	Total investments (cost $43,276) (C)	113.8%	$30,768
	Other assets and liabilities	(13.8)%	(3,742)

	Total net assets	100.0%	$27,026

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 0.96% of total net assets at October 31, 2008.

Foreign securities that are principally traded on certain foreign markets are adjusted daily pursuant to a third party pricing service methodology approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of the foreign market but before the close of the New York Stock Exchange.

(C)	At October 31, 2008, the cost of securities for federal income tax purposes was $45,157 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$150
Unrealized Depreciation	(14,539)

Net Unrealized Depreciation	$(14,389)

(D)	Currently non-income producing.

(G)	Security is partially on loan at October 31, 2008.

(M)	The interest rate disclosed for these securities represents the effective yield on the date of acquisition.

(S)	Security pledged as initial margin deposit for open futures contracts at October 31, 2008.

Futures Contracts Outstanding at October 31, 2008

				Unrealized
	Number of		Expiration	Appreciation/
Description	Contracts*	Position	Month	(Depreciation)

S&P Mid 400 Mini Futures	3	Long	Dec 2008	$18

* The number of contracts does not omit 000’s.

(W)	See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

The Hartford MidCap Value Fund

Schedule of Investments
October 31, 2008
(000’s Omitted)

		Market
Shares		Value (W)
COMMON STOCK — 99.2%
	Automobiles & Components — 0.4%
121	TRW Automotive Holdings Corp. (D)	$762

	Banks — 4.7%
53	Comerica, Inc.	1,454
121	Huntington Bancshares, Inc.	1,141
27	M&T Bank Corp.	2,157
373	Popular, Inc.	2,836
361	Sovereign Bancorp, Inc.	1,045

		8,633

	Capital Goods — 6.9%
12	AGCO Corp. (D)	391
47	Alliant Techsystems, Inc. (D)	3,838
40	Dover Corp.	1,258
111	Pentair, Inc.	3,076
45	Teleflex, Inc.	2,374
62	URS Corp. (D)	1,831

		12,768

	Commercial & Professional Services — 1.8%
37	Copart, Inc. (D)	1,305
125	R.R. Donnelley & Sons Co.	2,075

		3,380

	Consumer Durables & Apparel — 6.0%
138	MDC Holdings, Inc.	4,624
161	Newell Rubbermaid, Inc.	2,218
65	Toll Brothers, Inc. (D)	1,494
50	V.F. Corp.	2,749

		11,085

	Diversified Financials — 4.7%
37	Affiliated Managers Group, Inc. (D)	1,711
65	Ameriprise Financial, Inc.	1,406
289	CIT Group, Inc.	1,196
50	Invesco Ltd.	745
325	PHH Corp. (D)	2,623
76	TD Ameritrade Holding Corp. (D)	1,014

		8,695

	Energy — 3.5%
91	Cie Gen Geophysique ADR (D)	1,471
113	Newfield Exploration Co. (D)	2,592
22	Noble Energy, Inc.	1,145
52	SBM Offshore N.V.	909
71	USEC, Inc. (D)	292

		6,409

	Food, Beverage & Tobacco — 5.9%
2,414	Chaoda Modern Agriculture	1,701
52	Cosan Ltd. (D)	138
140	Dean Foods Co. (D)	3,063
3,838	First Pacific Co., Ltd.	1,551
201	Marfig Frigorificos E Comer	909
5,661	Marine Harvest (D)	914
59	Perdigao S.A.	854
170	Smithfield Foods, Inc. (D)	1,783

		10,913

	Health Care Equipment & Services — 5.9%
57	Cigna Corp.	928
102	Humana, Inc. (D)	3,006
44	Laboratory Corp. of America Holdings (D)	2,700
108	West Pharmaceutical Services	4,303

		10,937

	Insurance — 8.4%
47	Everest Re Group Ltd.	3,518
89	Fidelity National Financial, Inc.	800
48	First American Financial Corp.	982
104	Platinum Underwriters Holdings Ltd.	3,311
113	Reinsurance Group of America, Inc.	4,236
164	Unum Group	2,581

		15,428

	Materials — 9.6%
40	Agrium U.S., Inc.	1,519
102	Celanese Corp.	1,412
41	Cliff’s Natural Resources, Inc.	1,118
97	FMC Corp.	4,215
65	Greif, Inc.	2,646
20	JSR Corp.	222
89	Owens-Illinois, Inc. (D)	2,032
121	Pactiv Corp. (D)	2,846
163	Rhodia S.A.	1,391
408	Uranium One, Inc. (D)	345

		17,746

	Media — 1.1%
342	Virgin Media, Inc.	1,969

	Pharmaceuticals, Biotechnology & Life Sciences — 4.2%
35	Barr Pharmaceuticals, Inc. (D)	2,243
45	Endo Pharmaceuticals Holdings, Inc. (D)	838
448	Impax Laboratories, Inc. (A)(D)(H)	3,585
174	Theravance, Inc. (D)	1,182

		7,848

	Real Estate — 2.9%
264	Annaly Capital Management, Inc.	3,664
74	Liberty Property Trust	1,758

		5,422

	Retailing — 3.3%
201	American Eagle Outfitters, Inc.	2,232
2,375	Buck Holdings L.P. (A)(D)(H)	2,266
39	Genuine Parts Co.	1,534

		6,032

	Semiconductors & Semiconductor Equipment — 2.8%
220	Teradyne, Inc. (D)	1,124
209	Varian Semiconductor Equipment Associates, Inc. (D)	4,097

		5,221

	Software & Services — 4.7%
111	CACI International, Inc. Class A (D)	4,563
127	McAfee, Inc. (D)	4,134

		8,697

	Technology Hardware & Equipment — 7.0%
217	Arrow Electronics, Inc. (D)	3,787
485	Flextronics International Ltd. (D)	2,027
244	JDS Uniphase Corp. (D)	1,331
4,888	Kingboard Laminates Holdings	1,197
57	NCR Corp. (D)	1,035
181	Seagate Technology	1,228

The accompanying notes are an integral part of these financial statements.

			Market
Shares			Value (W)

COMMON STOCK — (continued)

	Technology Hardware & Equipment — (continued)
182	Solar Cayman Ltd. (A)(D)(H)		$2,348

			12,953

	Transportation — 5.6%
67	Con-way, Inc.		2,294
729	Delta Air Lines, Inc. (D)		8,008

			10,302

	Utilities — 9.8%
197	Northeast Utilities		4,433
373	Sierra Pacific Resources		3,088
136	TECO Energy, Inc.		1,574
158	UGI Corp.		3,774
119	Wisconsin Energy Corp.		5,185

			18,054

	Total common stock (cost $263,401)		$183,254

Principal
Amount

SHORT-TERM INVESTMENTS — 1.4%
	Repurchase Agreements — 1.4%

Banc of America Securities TriParty Joint Repurchase Agreement (maturing on 11/03/2008 in the amount of $1,207, collateralized by FHLMC 4.50% — 6.00%, 2023 — 2038, FNMA 4.50% — 6.50%, 2021 — 2038, value of $1,235)

$1,207	0.25% dated 10/31/2008		$1,207
	BNP Paribas Securities Corp. TriParty Joint Repurchase Agreement (maturing on 11/03/2008 in the amount of $131, collateralized by FNMA 5.50%, 2037, value of $133)
131	0.25% dated 10/31/2008		131
	Deutsche Bank Securities Joint Repurchase Agreement (maturing on 11/03/2008 in the amount of $5, collateralized by U.S. Treasury Bill 0.50%, 2009, value of $5)
5	0.08% dated 10/31/2008		5

Deutsche Bank Securities TriParty Joint Repurchase Agreement (maturing on 11/03/2008 in the amount of $560, collateralized by FHLMC 5.00% — 7.00%, 2020 — 2038, GNMA 6.00% — 7.00%, 2037 — 2038, value of $572)

560	0.25% dated 10/31/2008		560
	JP Morgan Chase TriParty Joint Repurchase Agreement (maturing on 11/03/2008 in the amount of $739, collateralized by FNMA 5.00% — 7.00%, 2017 — 2038, value of $753)
739	0.23% dated 10/31/2008		739

	Total short-term investments (cost $2,642)		$2,642

	Total investments (cost $266,043) (C)	100.6%	$185,896
	Other assets and liabilities	(0.6)%	(1,167)

	Total net assets	100.0%	$184,729

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 7.10% of total net assets at October 31, 2008.

Foreign securities that are principally traded on certain foreign markets are adjusted daily pursuant to a third party pricing service methodology approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of the foreign market but before the close of the New York Stock Exchange.

(C)	At October 31, 2008, the cost of securities for federal income tax purposes was $268,492 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$4,083
Unrealized Depreciation	(86,679)

Net Unrealized Depreciation	$(82,596)

(A)	The aggregate value of securities valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Fund’s Board of Directors at October 31, 2008, was $8,199, which represents 4.44% of total net assets. This calculation excludes securities that are principally traded on certain foreign markets and whose prices were adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

(D)	Currently non-income producing.

(H)	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period
Acquired	Shares	Security	Cost Basis

06/2007	2,375	Buck Holdings L.P.	$2,378
03/2005 – 01/2007	448	Impax Laboratories, Inc.	5,234
03/2007	182	Solar Cayman Ltd. - 144A	2,733

The aggregate value of these securities at October 31, 2008 was $8,199 which represents 4.44% of total net assets.

(W)	See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

The Hartford Money Market Fund

Schedule of Investments
October 31, 2008
(000’s Omitted)

Principal		Market
Amount		Value (W)
Consumer Cyclical — 2.5%
	Eksportfinians
$3,250	2.20%, 11/14/2008 (I)	$3,248
7,250	2.37%, 11/17/2008 (I)	7,242
	Wal-Mart Stores, Inc.
10,605	2.15%, 11/18/2008 — 11/21/2008	10,594

		21,084

	Consumer Staples — 2.2%
	Coca-Cola Co.
8,500	1.60%, 11/14/2008	8,495
	Procter & Gamble Co.
5,300	2.20%, 11/12/2008 (I)	5,297
5,250	2.24%, 12/19/2008 (I)	5,234

		19,026

	Energy — 0.9%
	ConocoPhillips Holding Co.
3,750	2.21%, 11/20/2008 (I)	3,746
4,000	2.23%, 12/02/2008 (I)	3,992

		7,738

	Finance — 44.4%
	American Honda Finance Corp.
3,500	2.81%, 11/07/2008 (I)(L)	3,500
4,250	3.03%, 09/18/2009 (I)(L)	4,250
2,750	4.18%, 04/02/2009 (I)(L)	2,750
	Australia & New Zealand Banking Group Ltd.
3,750	2.83%, 11/21/2008 (I)	3,744
3,750	3.21%, 10/02/2009 (I)(L)(BB)	3,750
	Bank of America Corp.
4,750	2.79%, 11/20/2008	4,743
5,000	4.28%, 12/18/2008 (L)	4,999
	Bank of Nova Scotia
3,500	2.65%, 11/12/2008	3,497
4,750	4.57%, 11/09/2009 (I)(L)	4,750
	Bank of Scotland
3,500	2.67%, 11/07/2008	3,498
4,000	2.79%, 12/01/2008	3,991
	BNP Paribas
4,000	3.15%, 11/07/2008	4,000
	BNP Paribas Finance, Inc.
4,750	2.77%, 11/25/2008	4,741
	Caterpillar Financial Services Corp.
6,000	2.81%, 05/15/2009 (L)	5,998
	Citigroup Funding, Inc.
5,000	2.80%, 11/19/2008	4,993
	Danske Corp.
2,750	2.72%, 11/21/2008	2,746
4,000	3.04%, 03/03/2009	3,959
	European Investment Bank
4,600	2.23%, 11/03/2008	4,600
7,250	2.27%, 12/04/2008	7,236
	Export Development Canada
7,000	1.75%, 11/07/2008	6,998
	Federal Home Loan Bank
6,000	2.18%, 12/10/2008	5,986
	Federal Home Loan Bank
6,000	2.19%, 12/17/2008	5,984
3,900	2.42%, 11/07/2008	3,898
8,350	2.57%, 12/08/2008 (L)	8,350
4,200	2.58%, 11/26/2008 (L)	4,200
4,100	2.60%, 05/20/2009 (L)	4,100
3,000	2.79%, 01/05/2009	2,985
3,750	3.66%, 01/23/2009 (L)	3,751
	Federal Home Loan Mortgage Corp.
5,250	0.80%, 11/04/2008	5,250
5,000	2.09%, 12/16/2008	4,987
4,750	2.19%, 11/17/2008	4,745
5,000	2.36%, 02/24/2009	4,964
4,750	2.40%, 11/20/2008	4,744
8,000	2.41%, 11/10/2008	7,995
6,750	2.48%, 11/05/2008	6,748
5,250	2.65%, 01/09/2009	5,223
6,000	4.02%, 04/07/2009 (L)	6,000
	Federal National Mortgage Association
4,500	1.15%, 11/20/2008	4,497
7,188	1.25%, 11/18/2008	7,184
7,342	2.16%, 12/10/2008	7,325
5,250	2.17%, 11/12/2008	5,247
6,000	2.27%, 11/05/2008	5,999
9,750	2.35%, 11/10/2008	9,744
12,500	2.42%, 11/04/2008 — 11/24/2008	12,487
5,000	2.51%, 12/22/2008	4,982
4,000	2.78%, 02/11/2009	3,969
6,258	2.23%, 2009	6,234
6,360	5.69%, 2009	6,427
	General Electric Capital Corp.
6,250	2.60%, 11/18/2008	6,242
2,600	3.31%, 06/24/2009 (L)(BB)	2,600
2,250	4.63%, 12/12/2008 (L)	2,250
	Goldman Sachs Group, Inc.
3,000	2.84%, 11/14/2008 (L)	2,999
	John Deere Capital Corp.
3,877	2.85%, 09/01/2009 (L)	3,874
	JP Morgan Chase & Co.
4,250	2.65%, 11/24/2008	4,250
3,750	2.74%, 01/05/2009	3,732
5,250	2.76%, 12/09/2008	5,235
	Kreditanstalt fuer Wiederaufbau
3,250	2.24%, 11/13/2008 (I)	3,248
	Nordea Bank Finland NY
4,500	4.13%, 04/09/2009 (L)	4,491
	Nordea North America
4,000	2.89%, 01/12/2009	3,977
	Royal Bank of Canada
4,750	3.39%, 11/17/2008	4,743
3,750	4.96%, 10/15/2009 (I)(L)	3,750
	Royal Bank of Scotland Group plc
5,250	2.75%, 11/03/2008	5,249
4,250	3.22%, 10/09/2009 (I)(L)(BB)	4,250
	Skandinav Enskilda Bank
3,250	2.80%, 11/21/2008 (I)	3,245
4,500	2.87%, 12/11/2008 (I)	4,486
	State Street Corp.
4,500	2.55%, 11/06/2008	4,498
4,750	2.71%, 12/11/2008	4,736

The accompanying notes are an integral part of these financial statements.

Principal			Market
Amount			Value (W)

	Finance — (continued)
	Svenska Handelsbanken Ab
$3,250	2.71%, 11/13/2008		$3,247
3,600	4.42%, 05/06/2009 (I)(L)(BB)		3,600
	Swedbank
3,750	2.94%, 11/10/2008		3,747
	Toyota Motor Credit Corp.
6,250	2.65%, 11/14/2008		6,244
6,000	2.77%, 01/30/2009		5,959
	UBS Finance Delaware LLC
4,500	2.86%, 11/26/2008		4,491
	Wachovia Bank NA
6,000	4.61%, 08/04/2009 (L)(BB)		6,000
	Wells Fargo & Co.
3,750	3.39%, 11/06/2008		3,748
3,000	4.43%, 06/18/2009 (L)		3,000
	Westpac Banking Corp.
3,250	2.66%, 12/15/2008 (I)		3,240
4,250	3.00%, 01/28/2009 (L)		4,250

			378,128

	Health Care — 0.4%
	Astrazeneca plc
3,750	2.70%, 11/25/2008 (I)		3,743

	Repurchase Agreements — 2.3%
	BNP Paribas Securities Corp. Repurchase Agreement (maturing on 11/03/2008 in the amount of $9,833, collateralized by U.S. Treasury Bond 5.50%, 2028, U.S. Treasury Note 7.50%, 2016, value of $10,006)
9,833	0.15% dated 10/31/2008		9,833
	RBS Greenwich Capital Markets Repurchase Agreement (maturing on 11/03/2008 in the amount of $7,924, collateralized by U.S. Treasury Note 4.13%, 2012, value of $8,083)
7,924	0.10% dated 10/31/2008		7,924
	UBS Securities, Inc. Repurchase Agreement (maturing on 11/03/2008 in the amount of $1,591, collateralized by U.S. Treasury Bond 6.13%, 2027, value of $1,615)
1,591	0.08% dated 10/31/2008		1,591

			19,348

	Services — 1.0%
	Walt Disney Co.
8,500	1.60%, 12/18/2008		8,482

	Technology — 2.9%
	AT&T, Inc.
2,500	1.70%, 11/19/2008 (I)		2,498
6,000	1.75%, 12/08/2008 (I)		5,989
	International Business Machines Corp.
4,000	2.30%, 11/13/2008 (I)		3,997
4,000	2.35%, 12/05/2008 (I)		3,991
	Microsoft Corp.
8,500	1.00%, 12/02/2008 (I)		8,493

			24,968

	U.S. Treasury Bills — 42.8%
104,000	0.10%, 11/06/2008 (M)		103,996
28,000	0.15%, 11/20/2008 (M)		27,998
56,000	0.30%, 01/29/2009 (M)		55,900
42,000	0.36%, 12/11/2008 (M)		41,984
135,000	0.41%, 11/13/2008 — 01/02/2009 (M)		134,945

			364,823

	Utilities — 1.0%
	Florida Power & Light Co.
8,500	1.75%, 11/19/2008 — 12/19/2008		8,486

	Capital Support Agreement — 0.0%
	Hartford Life, Inc. Capital Support
—	Agreement (BB)		—

	Total investments (cost $855,826) (C)	100.4%	$855,826
	Other assets and liabilities	(0.4)%	(3,060)

	Total net assets	100.0%	$852,766

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. The rates presented in this Schedule of Investments are yields, unless otherwise noted. Market value of investments in foreign securities represents 11.26% of total net assets at October 31, 2008.

(C)	Also represents cost for tax purposes.

(BB)	The Fund has entered into a Capital Support Agreement with Hartford Life, Inc. which provides that Hartford Life, Inc. will contribute capital to the Fund, up to a specified maximum amount, in the event that the Fund realizes a loss on any of these securities and such realized loss causes the Fund’s net asset value as calculated using fair values to drop below $0.9950. These securities are valued at amortized cost, which approximates fair value. See footnote 11 for additional information.

(I)	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at October 31, 2008, was $106,033, which represents 12.44% of total net assets.

(L)	Variable rate securities; the yield reported is the rate in effect at October 31, 2008.

(M)	The interest rate disclosed for these securities represents the effective yield on the date of acquisition.

(W)	See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

The Hartford Retirement Income Fund

Schedule of Investments
October 31, 2008
(000’s Omitted)

			Market
Shares			Value (W)
AFFILIATED INVESTMENT COMPANIES — 96.9%
EQUITY FUNDS — 29.5%
9	The Hartford Capital Appreciation Fund, Class Y		$221
34	The Hartford Disciplined Equity Fund, Class Y		332
43	The Hartford Fundamental Growth Fund, Class Y		338
23	The Hartford International Opportunities Fund, Class Y		245
35	The Hartford LargeCap Growth Fund, Class Y		223
64	The Hartford Value Fund, Class Y		569

	Total equity funds (cost $2,307)		$1,928

FIXED INCOME FUNDS — 67.4%
73	The Hartford Floating Rate Fund, Class Y		$523
54	The Hartford High Yield Fund, Class Y		300
37	The Hartford Income Fund, Class Y		304
66	The Hartford Inflation Plus Fund, Class Y		647
124	The Hartford Short Duration Fund, Class Y		1,139
69	The Hartford Strategic Income Fund, Class Y		504
107	The Hartford Total Return Bond Fund, Class Y		997

	Total fixed income funds (cost $5,037)		$4,414

	Total investments in affiliated investment companies (cost $7,344)		$6,342

EXCHANGE TRADED FUNDS — 2.2%
3	Powershares Emerging Markets Sovereign Debt Portfolio ETF		$50
2	SPDR DJ Wilshire International Real Estate ETF		48
1	SPDR DJ Wilshire REIT ETF		46

	Total investments in exchange traded funds (cost $137)		$144

	Total investments (cost $7,481) (C)	99.1%	$6,486
	Other assets and liabilities	0.9%	60

	Total net assets	100.0%	$6,546

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

(C)	At October 31, 2008, the cost of securities for federal income tax purposes was $7,634 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$7
Unrealized Depreciation	(1,155)

Net Unrealized Depreciation	$(1,148)

(W)	See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

The Hartford Select MidCap Value Fund

Schedule of Investments
October 31, 2008
(000’s Omitted)

		Market
Shares		Value (W)
COMMON STOCK — 97.8%
	Automobiles & Components — 1.0%
6	Autoliv, Inc.	$124
90	Ford Motor Co. (D)	196
26	General Motors Corp. (G)	151

		471

	Banks — 4.9%
19	Fifth Third Bankcorp	209
3	First Citizens Bancshares Class A	390
48	Huntington Bancshares, Inc.	454
35	Popular, Inc. (G)	268
55	Regions Financial Corp.	606
7	Whitney Holding Corp.	129
8	Zion Bancorp	297

		2,353

	Capital Goods — 3.1%
7	AGCO Corp. (D)(G)	224
4	Dover Corp.	124
8	Eaton Corp.	352
1	Flowserve Corp.	83
5	Gardner Denver Machinery, Inc. (D)	115
16	Ingersoll-Rand Co. Class A	288
12	Terex Corp. (D)	200
4	Thomas & Betts Corp. (D)	102

		1,488

	Commercial & Professional Services — 0.3%
10	R.R. Donnelley & Sons Co.	157

	Consumer Durables & Apparel — 4.3%
3	Black & Decker Corp.	172
14	Eastman Kodak Co.	130
6	Harman International Industries, Inc.	107
13	Hasbro, Inc.	375
13	Leggett & Platt, Inc.	227
14	Liz Claiborne, Inc.	110
14	Mattel, Inc.	210
1	NVR, Inc. (D)	316
5	Stanley Works	154
5	Whirlpool Corp.	236

		2,037

	Consumer Services — 0.3%
10	Career Education Corp. (D)(G)	158

	Diversified Financials — 2.5%
31	Discover Financial Services, Inc.	375
12	Moody’s Corp.	310
4	Nasdaq Stock Market, Inc. (D)	139
17	Raymond James Financial, Inc.	391

		1,215

	Energy — 5.9%
4	Cimarex Energy Co.	150
7	Encore Acquisition Co. (D)(G)	215
7	Forest Oil Corp. (D)	199
11	Nabors Industries Ltd. (D)(G)	159
6	Noble Energy, Inc.	311
6	Oil States International, Inc. (D)(G)	148
4	Overseas Shipholding Group, Inc.	154
12	Petrohawk Energy Corp. (D)(G)	231
9	Plains Exploration & Production Co. (D)	259
19	Spectra Energy Corp.	371
6	Sunoco, Inc.	177
28	Tesoro Corp.	273
4	Tidewater, Inc.	166

		2,813

	Finance — 0.4%
3	Arch Capital Group Ltd. (D)	202

	Food & Staples Retailing — 0.8%
5	BJ’s Wholesale Club, Inc. (D)	159
10	Safeway, Inc.	202

		361

	Food, Beverage & Tobacco — 6.9%
6	Brown-Forman Corp.	271
10	Bunge Ltd. Finance Corp. (G)	386
14	Coca-Cola Enterprises, Inc.	143
8	Constellation Brands, Inc. Class A (D)(G)	98
11	Corn Products International, Inc.	275
7	Dean Foods Co. (D)	162
10	Dr Pepper Snapple Group (D)	218
7	H.J. Heinz Co.	315
18	Hershey Co.	685
9	Lorillard, Inc.	586
4	McCormick & Co., Inc.	131

		3,270

	Health Care Equipment & Services — 4.6%
14	Brookdale Senior Living, Inc.	121
13	Cigna Corp.	212
3	Henry Schein, Inc. (D)	148
11	Hill-Rom Holdings, Inc.	250
75	Hlth Corp. (D)(G)	620
7	Inverness Medical Innovation, Inc. (D)(G)	127
6	Lincare Holdings, Inc. (D)(G)	166
12	Omnicare, Inc.	317
6	Pediatrix Medical Group, Inc. (D)(G)	220

		2,181

	Household & Personal Products — 0.6%
5	Clorox Co.	277

	Insurance — 11.0%
9	American Financial Group, Inc.	209
2	American National Insurance Co.	107
5	Assurant, Inc.	135
8	Axis Capital Holdings Ltd.	225
21	CNA Financial Corp.	325
8	Everest Re Group Ltd.	586
13	HCC Insurance Holdings, Inc.	289
1	Markel Corp. (D)	375
16	MBIA, Inc.	154
7	PartnerRe Ltd.	457
3	Philadelphia Consolidated Holding Corp. (D)	152
7	Principal Financial Group, Inc.	123
34	Progressive Corp.	484
5	RenaissanceRe Holdings Ltd. ADR	225
8	Transatlantic Holdings, Inc.	351
12	Unum Group	194
11	W.R. Berkley Corp.	281

The accompanying notes are an integral part of these financial statements.

The Hartford Select MidCap Value Fund

Schedule of Investments — (continued)
October 31, 2008
(000’s Omitted)

		Market
Shares		Value (W)

COMMON STOCK — (continued)

	Insurance — (continued)
1	White Mountains Insurance Group Ltd.	$310
29	XL Capital Ltd. Class A	286

		5,268

	Materials — 8.5%
9	Celanese Corp.	119
9	FMC Corp.	390
26	International Paper Co.	443
13	Intrepid Postash, Inc. (D)(G)	285
12	Owens-Illinois, Inc. (D)(G)	277
11	Pactiv Corp. (D)	247
4	PPG Industries, Inc.	176
11	Rohm & Haas Co.	753
18	Schnitzer Steel Industries, Inc.	471
9	Sigma-Aldrich Corp.	377
25	Steel Dynamics, Inc.	297
4	Vulcan Materials Co.	198

		4,033

	Media — 2.7%
20	CBS Corp. Class B	196
12	Discovery Communications, Inc. (D)	156
19	Gannett Co., Inc.	213
32	Interpublic Group of Cos., Inc. (D)(G)	167
13	Liberty Global, Inc. (D)(G)	218
8	McGraw-Hill Cos., Inc.	212
5	Scripps Networks Interactive Class A	131

		1,293

	Pharmaceuticals, Biotechnology & Life Sciences — 3.3%
6	Barr Pharmaceuticals, Inc. (D)	379
12	Endo Pharmaceuticals Holdings, Inc. (D)	220
22	Forest Laboratories, Inc. (D)	516
7	ImClone Systems, Inc. (D)	454

		1,569

	Real Estate — 11.3%
2	Alexandria Real Estate Equities, Inc.	163
39	Annaly Capital Management, Inc.	541
2	Avalonbay Communities, Inc.	167
6	Boston Properties, Inc.	390
21	CapitalSource, Inc.	155
8	CBL & Associates Properties	73
5	Digital Realty Trust, Inc.	167
9	Duke Realty, Inc.	121
2	Essex Property Trust, Inc.	181
7	Federal Realty Investment Trust	450
8	Health Care, Inc.	352
43	Host Hotels & Resorts, Inc.	445
12	Kimco Realty Corp.	260
9	Plum Creek Timber Co., Inc.	332
6	ProLogis	88
5	Public Storage	428
6	Rayonier, Inc.	202
3	Regency Centers Corp.	114
9	Ventas, Inc.	314
4	Vornado Realty Trust	310
6	Weingarten Realty Investments	123

		5,376

	Retailing — 5.0%
14	American Eagle Outfitters, Inc.	158
9	Bed Bath & Beyond, Inc. (D)(G)	227
7	Family Dollar Stores, Inc.	175
21	Foot Locker, Inc.	310
13	Gap, Inc.	169
8	J. C. Penney Co., Inc.	194
8	Kohl’s Corp. (D)	277
13	Limited Brands, Inc.	152
29	Macy’s, Inc.	358
8	RadioShack Corp.	106
5	Sears Holdings Corp. (D)(G)	283

		2,409

	Semiconductors & Semiconductor Equipment — 2.7%
88	Advanced Micro Devices, Inc. (D)	307
9	Cree, Inc. (D)(G)	169
6	Lam Research Corp. (D)(G)	130
54	LSI Corp. (D)(G)	208
69	Micron Technology, Inc. (D)(G)	324
10	Novellus Systems, Inc. (D)(G)	159

		1,297

	Software & Services — 2.3%
21	CA, Inc.	379
24	Cadence Design Systems, Inc. (D)(G)	97
9	IAC/Interactive Corp. (D)	151
5	McAfee, Inc. (D)	169
15	Synopsys, Inc. (D)	280

		1,076

	Technology Hardware & Equipment — 2.8%
30	Brocade Communications Systems, Inc. (D)(G)	111
27	JDS Uniphase Corp. (D)	149
18	Lexmark International, Inc. ADR (D)(G)	474
12	QLogic Corp. (D)	139
18	SanDisk Corp. (D)(G)	161
14	Seagate Technology	97
26	Xerox Corp.	207

		1,338

	Telecommunication Services — 1.6%
14	CenturyTel, Inc.	359
43	Qwest Communications International, Inc.	122
10	Telephone and Data Systems, Inc.	269

		750

	Transportation — 1.6%
22	AMR Corp. (D)	226
44	Southwest Airlines Co.	515

		741

	Utilities — 9.4%
13	American Electric Power Co., Inc.	418
20	CenterPoint Energy, Inc.	226
15	CMS Energy Corp.	156
6	DTE Energy Co.	194
7	Edison International	256
6	Hawaiian Electric Industry	146
5	Integrys Energy Group, Inc.	253
13	MDU Resources Group, Inc.	235
7	National Fuel Gas Co.	264
8	Northeast Utilities	183

The accompanying notes are an integral part of these financial statements.

			Market
Shares			Value (W)
COMMON STOCK — (continued)
	Utilities — (continued)
6	OGE Energy Corp.		$150
7	Oneok, Inc.		214
10	Pepco Holdings, Inc.		198
11	PG&E Corp.		396
8	Progress Energy, Inc.		299
23	Reliant Resources, Inc. (D)		118
10	Sempra Energy		428
5	Wisconsin Energy Corp.		196
9	Xcel Energy, Inc.		158

			4,488

	Total common stock (cost $66,023)		$46,621

SHORT-TERM INVESTMENTS — 9.2%
	Securities Purchased with Proceeds from Security Lending — 9.0%
	Cash Collateral Reinvestment Fund:
4,297	State Street Navigator Securities Lending Prime Portfolio		$4,297

Principal
Amount

	U.S. Treasury Bills — 0.2%
$100	0.71%, 01/15/2009 (M)(S)		100

	Total short-term investments (cost $4,396)		$4,397

	Total investments (cost $70,419) (C)	107.0%	$51,018
	Other assets and liabilities	(7.0)%	(3,326)

	Total net assets	100.0%	$47,692

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

(C)	At October 31, 2008, the cost of securities for federal income tax purposes was $71,793 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$954
Unrealized Depreciation	(21,729)

Net Unrealized Depreciation	$(20,775)

(D)	Currently non-income producing.

(G)	Security is partially on loan at October 31, 2008.

(M)	The interest rate disclosed for these securities represents the effective yield on the date of acquisition.

(S)	Security pledged as initial margin deposit for open futures contracts at October 31, 2008.

Futures Contracts Outstanding at October 31, 2008

				Unrealized
	Number of		Expiration	Appreciation/
Description	Contracts*	Position	Month	(Depreciation)

S&P Mid 400 Mini Futures	16	Long	Dec 2008	$(66)

* The number of contracts does not omit 000’s.

(W)	See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

The Hartford Select SmallCap Value Fund

Schedule of Investments
October 31, 2008
(000’s Omitted)

		Market
Shares		Value (W)
COMMON STOCK — 95.2%
	Automobiles & Components — 1.2%
4	American Axle & Manufacturing Holdings, Inc.	$16
1	ArvinMeritor, Inc.	7
20	ATC Technology Corp. (D)	428
18	Dana Holding Corp. (D)	35
9	Hayes Lemmerz International (D)	12
5	Lear Corp. (D)	10
6	Stoneridge, Inc. (D)	35
2	Superior Industries International	21
6	Tenneco Automotive, Inc. (D)	28
17	Thor Industries, Inc.	304
42	Visteon Corp. (D)	29

		925

	Banks — 12.4%
—	Ames National Corp.	7
2	Arrow Financial Corp.	52
6	Banco Latinoamericano de Exportaciones S.A. ADR Class E	59
5	Bankfinancial Corp.	57
2	Berkshire Hills Bancorp, Inc.	50
84	Boston Private Financial Holdings, Inc.	742
—	Brooklyn Federal Bancorp, Inc.	3
1	Bryn Mawr Bank Corp.	23
2	Camden National Corp.	44
94	Cathay General Bancorp	2,301
2	Citizens & Northern Corp.	54
—	City Bank	3
2	City Holding Co.	84
59	Colonial BancGroup, Inc.	240
—	Community Bank System, Inc.	7
29	CVB Financial Corp.	362
4	Dime Community Bancshares	63
4	East West Bancorp, Inc.	77
1	Federal Agricultural Mortgage Corp.	5
3	First Bancorp North Carolina	58
6	First BanCorp Puerto Rico	58
2	First Bancorp, Inc.	34
7	First Commonwealth Financial Corp.	78
6	First Financial Northwest	47
3	First Merchants Corp.	65
1	First Midwest Bancorp, Inc.	16
9	First Niagara Financial Group, Inc.	141
4	First Place Financial Corp.	26
—	FirstFed Financial Corp. (D)	1
5	FirstMerit Corp.	124
—	Flushing Financial Corp.	2
6	FNB Corp.	74
3	Fox Chase Bancorp, Inc. (D)	31
1	Glacier Bancorp	20
3	Green Bankshares, Inc.	55
12	Guaranty Bancorp (D)	51
—	Hancock Holding Co.	13
9	Hanmi Financial Corp.	38
—	Iberiabank Corp.	5
3	Integra Bank Corp.	16
29	International Bancshares Corp.	761
5	Kearny Financial Corp.	53
2	Lakeland Bancorp, Inc.	27
—	MainSource Financial Group, Inc.	6
2	MB Financial, Inc.	65
3	N B T Bancorp	95
5	National Penn Bancshares, Inc.	82
5	Newalliance Bancs	68
1	Oceanfirst Financial Corp.	23
6	Old National Bankcorp	115
4	Oriental Financial Group, Inc.	67
4	Pacific Capital Bancorp	87
1	PacWest Bancorp	35
2	Peapack-Gladstone Financial	58
1	Peoples Bancorp, Inc.	19
1	Prosperity Bancshares, Inc.	23
4	Provident Bankshares Corp.	43
6	Provident Financial Services, Inc.	92
1	Radian Group, Inc.	4
2	Republic Bancorp, Inc.	44
—	Rockville Financial, Inc.	4
3	S&T Bancorp, Inc.	89
—	Sandy Spring Bancorp, Inc.	7
4	Santander BanCorp	41
2	Simmons First National Corp.	66
2	Southside Bancshares, Inc.	58
2	Southwest Bancorp	25
1	Sterling Bancshares, Inc.	5
3	Sterling Financial Corp.	26
2	Suffolk Bancorp	49
—	Sun Bancorp, Inc. (D)	2
7	Susquehanna Bancshares, Inc.	108
—	SVB Financial Group (D)	21
42	Synovus Financial Corp.	429
3	Towne Bank	66
36	Trustco Bank Corp.	430
1	Trustmark Corp.	23
1	UMB Financial Corp.	36
6	Umpqua Holdings Corp.	104
1	United Bankshares, Inc.	24
3	United Community Financial Corp.	14
1	Univest Corp.	25
3	WesBanco, Inc.	81
2	Wilshire Bancorp, Inc.	26
1	Wintrust Financial Corp.	36
28	Zion Bancorp	1,048

		9,796

	Capital Goods — 7.2%
1	A.O. Smith Corp.	39
—	Actuant Corp. Class A	2
17	AMETEK, Inc.	559
2	Ampco-Pittsburgh Corp.	40
6	Applied Industrial Technologies, Inc.	117
3	Applied Signal Technology	54
1	Arfon, Inc. (D)	10
1	Baldor Electric Co.	23
—	Beacon Roofing Supply, Inc. (D)	3
1	Belden, Inc.	23
—	Brady Corp. Class A	6
3	Briggs & Stratton Corp.	43
2	Ceradyne, Inc. (D)	47
1	CIRCOR International, Inc.	31
40	Clarcor, Inc.	1,419
3	Columbus McKinnon Corp. (D)	36
2	Commercial Vehicles Group, Inc. (D)	3
1	Cubic Corp.	13
1	Ducommun, Inc.	20
7	EMCOR Group, Inc. (D)	116
1	Encore Wire Corp.	13

The accompanying notes are an integral part of these financial statements.

		Market
Shares		Value (W)

COMMON STOCK — (continued)

	Capital Goods — (continued)
1	Enersys (D)	$7
5	Enpro Industries, Inc. (D)	102
3	Gibralter Industries, Inc.	38
4	GrafTech International Ltd. (D)	32
3	Granite Construction, Inc.	100
1	H & E Equipment Services, Inc. (D)	8
40	Hexcel Corp. (D)	521
35	Huttig Building Products, Inc. (D)	39
4	Insteel Industries, Inc.	40
—	Integrated Electrical Services, Inc. (D)	2
1	Interline Brands, Inc. (D)	12
—	Kadant, Inc. (D)	2
25	Lincoln Electric Holdings, Inc.	1,092
10	Lydall, Inc. (D)	64
2	Mueller Industries, Inc.	43
6	Mueller Water Products, Inc.	42
2	NCI Building Systems, Inc. (D)	37
2	NN, Inc.	15
—	Perini Corp. (D)	8
40	Pike Electric Corp. (D)	347
2	Quanex Building Products Corp.	19
1	Regal-Beloit Corp.	36
1	Robbins & Myers, Inc.	18
1	Standex International	21
2	Tecumseh Products Co. Class A (D)	39
—	Thermadyne Holdings Corp. (D)	3
5	Tredegar Corp.	72
2	Twin Disc, Inc.	12
5	Wabash National Corp.	30
12	Watts Water Technologies, Inc.	320

		5,738

	Commercial & Professional Services — 8.6%
75	ABM Industries, Inc.	1,217
55	American Reprographics Co. LLC (D)	582
4	Bowne & Co., Inc.	29
1	Casella Waste Systems, Inc. (D)	4
9	Comfort Systems USA, Inc.	85
2	Consolidated Graphics, Inc. (D)	19
2	Deluxe Corp.	26
3	G & K Services, Inc. Class A	72
3	Herman Miller, Inc.	62
3	HNI Corp.	46
8	Hudson Highland Group, Inc. (D)	40
7	IKON Office Solutions, Inc.	115
8	Kelly Services, Inc.	111
—	Kforce, Inc. (D)	1
1	Korn/Ferry International (D)	8
1	M & F Worldwide Corp. (D)	14
61	McGrath RentCorp	1,376
1	MPS Group, Inc. (D)	10
51	Navigant Consulting, Inc. (D)	825
3	On Assignment, Inc. (D)	19
26	Resources Connection, Inc. (D)	451
20	School Specialty, Inc. (D)	422
30	Schwak, Inc.	393
18	Spherion Corp. (D)	58
—	Standard Parking Corp. (D)	9
1	Standard Register Co.	8
18	United Stationers, Inc. (D)	645
2	Viad Corp.	52
—	Volt Information Sciences, Inc. (D)	1
6	Waste Services, Inc. (D)	38
2	Watson Wyatt Worldwide, Inc.	71

		6,809

	Consumer Durables & Apparel — 4.1%
7	American Greetings Corp. Class A	81
—	Beazer Homes USA, Inc.	—
4	Blyth, Inc.	37
3	Brunswick Corp.	9
2	Callaway Golf Co.	21
6	Carter’s, Inc. (D)	127
4	Champion Enterprises, Inc. (D)	7
35	Cherokee, Inc.	712
2	CSS Industries, Inc.	33
1	Ethan Allen Interiors, Inc.	25
4	Furniture Brands International, Inc.	21
2	Hooker Furniture Corp.	22
2	Hovnanian Enterprises Class A (D)	10
4	Jakks Pacific, Inc. (D)	81
—	M/I Schottenstein Homes, Inc.	1
2	Maidenform Brands, Inc. (D)	20
1	Meritage Homes Corp. (D)	18
1	Movado Group	11
—	National Presto Industries, Inc.	13
1	Oxford Industries	12
3	Polaris Industries, Inc.	91
20	RC2 Corp. (D)	257
2	Ryland Group, Inc.	41
2	Skechers U.S.A., Inc. Class A (D)	29
90	Tempur-Pedic International, Inc.	702
7	Timberland Co. Class A (D)	80
14	Unifirst Corp.	434
26	Volcom, Inc. (D)	330

		3,225

	Consumer Services — 3.2%
3	AFC Enterprises, Inc. (D)	14
1	Ameristar Casinos, Inc.	5
3	Bob Evans Farms, Inc.	63
1	CBRL Group, Inc.	14
1	CEC Entertainment, Inc. (D)	31
—	Churchill Downs, Inc.	15
1	Great Wolf Resorts, Inc. (D)	1
2	Jack in the Box, Inc. (D)	32
4	Jackson Hewitt Tax Service, Inc.	61
2	Marcus Corp.	22
36	Matthews International Corp. Class A	1,620
—	Monarch Casino & Resort, Inc. (D)	1
5	O’ Charley’s, Inc.	34
3	P. F. Chang’s China Bistro, Inc. (D)	55
20	Papa John’s International, Inc. (D)	451
—	Red Robin Gourmet Burgers, Inc. (D)	6
6	Regis Corp.	70
1	Ruby Tuesday, Inc. (D)	3
10	Stewart Enterprises, Inc.	54

		2,552

	Diversified Financials — 3.4%
14	Advance America Cash Advance Centers, Inc.	37
5	Apollo Investment Corp.	69
147	Ares Capital Corp.	1,154
—	Asset Acceptance (D)	1
3	BGC Partners, Inc.	12

The accompanying notes are an integral part of these financial statements.

The Hartford Select SmallCap Value Fund

Schedule of Investments — (continued)
October 31, 2008
(000’s Omitted)

		Market
Shares		Value (W)

COMMON STOCK — (continued)

	Diversified Financials — (continued)
1	Blackrock Kelso Capital Corp.	$14
1	Calamos Asset Management, Inc.	11
2	Cash America International, Inc.	60
4	Compass Diversified Holdings	54
4	Encore Capital Group, Inc. (D)	35
3	Evercore Partners, Inc.	30
1	Fifth Street Finance Corp.	8
34	Financial Federal Corp.	775
3	Hercules Technology Growth	22
8	Knight Capital Group, Inc. (D)	111
1	Kohlberg Capital Corp.	3
6	LaBranche & Co., Inc. (D)	39
3	MCG Capital Corp.	3
3	Nelnet, Inc.	50
7	Newstar Financial, Inc. (D)	37
4	NGP Capital Resources Co.	42
2	PennantPark Investment Corp.	10
1	PHH Corp. (D)	7
2	Pico Holdings, Inc. (D)	58
1	Stifel Financial (D)	57
1	SWS Group, Inc.	10
1	Westwood Holdings Group, Inc.	23

		2,732

	Energy — 3.7%
1	Allis-Chalmers Energy, Inc. (D)	4
2	Bill Barrett Corp. (D)	50
1	Brigham Exploration Co. (D)	11
3	Callon Petroleum Corp. (D)	26
3	Complete Production Services, Inc. (D)	33
41	Crosstex Energy, Inc.	416
1	Gulfmark Offshore, Inc. (D)	37
—	Harvest Natural Resources, Inc. (D)	3
3	Hornbeck Offshore Services, Inc. (D)	59
11	Meridian Resource Corp. (D)	13
6	Newpark Resources, Inc. (D)	36
10	Oceaneering International, Inc. (D)	282
6	Parker Drilling Co. (D)	28
1	PetroQuest Energy, Inc. (D)	5
6	Pioneer Drilling Co. (D)	45
24	Quicksilver Resources, Inc. (D)	246
9	Rosetta Resources, Inc. (D)	95
3	Stone Energy Corp. (D)	89
3	Swift Energy Co. (D)	80
45	TETRA Technologies, Inc. (D)	310
1	Union Drilling, Inc. (D)	4
2	Vaalco Energy, Inc. (D)	9
49	World Fuel Services Corp.	1,059

		2,940

	Food & Staples Retailing — 0.5%
2	Casey’s General Stores, Inc.	70
3	Nash Finch Co.	126
—	Pantry, Inc. (D)	5
2	Ruddick Corp.	46
1	Spartan Stores, Inc.	24
1	Village Super Market, Inc.	39
6	Winn-Dixie Stores, Inc. (D)	87

		397

	Food, Beverage & Tobacco — 2.3%
1	Cal-Maine Foods, Inc.	41
5	Chiquita Brands International, Inc. (D)	63
1	Hain Celestial Group, Inc. (D)	12
22	J&J Snack Foods Corp.	674
14	Ralcorp Holdings, Inc. (D)	907
1	TreeHouse Foods, Inc. (D)	35
2	Universal Corp.	67

		1,799

	Health Care Equipment & Services — 8.9%
25	Advanced Medical Optics, Inc. (D)	155
—	Alliance Imaging, Inc. (D)	4
3	Amerigroup Corp. (D)	64
32	AMN Healthcare Services, Inc. (D)	283
2	AmSurg Corp. (D)	52
6	Centene Corp. (D)	109
25	Chemed Corp.	1,086
2	CONMED Corp. (D)	47
11	Cooper Co., Inc.	181
19	Emergency Medical Services (D)	624
1	Five Star Quality Care, Inc. (D)	2
—	Gentiva Health Services, Inc. (D)	3
2	Greatbatch, Inc. (D)	39
1	HealthSouth Corp. (D)	14
2	Healthspring, Inc. (D)	40
19	ICU Medical, Inc. (D)	593
5	Invacare Corp.	95
4	Kindred Healthcare, Inc. (D)	55
20	Landauer, Inc.	1,060
17	Magellan Health Services, Inc. (D)	628
4	Molina Healthcare, Inc. (D)	78
—	Odyssey HealthCare, Inc. (D)	4
33	Owens & Minor, Inc.	1,406
1	PharMerica Corp. (D)	12
4	Rehabcare Group, Inc. (D)	74
21	Young Innovations, Inc.	352

		7,060

	Household & Personal Products — 4.0%
24	Chattem, Inc. (D)	1,786
10	Prestige Brands Holdings, Inc. (D)	66
47	WD40 Co.	1,359

		3,211

	Insurance — 4.0%
11	AMBAC Financial Group, Inc.	30
11	American Equity Investment Life Holding Co.	51
2	American Physicians Capital, Inc.	61
3	Amtrust Financial Services	33
1	Argo Group International Holdings Ltd. (D)	48
7	Aspen Insurance Holdings Ltd.	149
4	Assured Guaranty Ltd.	49
5	Employers Holdings, Inc.	57
6	Flagstone Reinsurance Holdings	59
—	FPIC Insurance Group, Inc. (D)	5
—	Harleysville Group, Inc.	3
49	Horace Mann Educators Corp.	384
10	Infinity Property & Casualty Corp.	402
5	IPC Holdings Ltd.	127
1	Kansas City Life Insurance Co.	38
1	Max Capital Group, Ltd.	8
8	Montpelier Re Holdings Ltd.	117
7	National Financial Partners Corp.	45

The accompanying notes are an integral part of these financial statements.

		Market
Shares		Value (W)

COMMON STOCK — (continued)

	Insurance — (continued)
1	Navigators Group, Inc. (D)	$56
—	Odyssey Re Holdings Corp.	12
9	Phoenix Cos.	58
4	Platinum Underwriters Holdings Ltd.	121
3	PMA Capital Corp. Class A (D)	14
3	ProAssurance Corp. (D)	137
1	RLI Corp.	35
1	Safety Insurance Group, Inc.	46
3	Seabright Insurance Holdings (D)	32
41	Selective Insurance Group	961
1	Validus Holdings Ltd.	20
1	Zenith National Insurance Corp.	16

		3,174

	Materials — 3.4%
33	Balchem Corp.	854
9	Buckeye Technologies, Inc. (D)	52
2	BWAY Holding Co. (D)	18
60	Glatfelter	618
4	H.B. Fuller Co.	73
5	Headwaters, Inc. (D)	50
11	Hecla Mining Co. (D)	27
4	Hercules, Inc.	63
2	Innophos Holdings, Inc.	56
3	Kapstone Paper and Packaging (D)	16
2	Minerals Technologies, Inc.	136
23	Neenah Paper, Inc.	203
9	Olin Corp.	154
—	OM Group, Inc. (D)	8
2	Rock Tenn Co. Class A	55
4	Rockwood Holdings, Inc. (D)	53
—	RTI International Metals, Inc. (D)	5
3	Sensient Technologies Corp.	84
—	Silgan Holdings, Inc.	6
2	Spartech Corp.	10
—	Stepan Co.	14
3	Stillwater Mining Co. (D)	12
1	Universal Stainless & Alloy Products (D)	18
3	W.R. Grace & Co. (D)	31
10	Worthington Industries, Inc.	117

		2,733

	Media — 0.6%
7	A.H. Belo Corp. — Class A	23
3	Belo Corp. Class A	7
10	Central European Media Enterprises Ltd. (D)	267
5	Crown Media Holdings, Inc. (D)	14
1	Entercom Communications Corp.	1
8	Idearc, Inc.	3
5	Journal Communications, Inc.	11
7	Knology, Inc. (D)	32
1	Lin TV Corp. (D)	1
12	Mediacom Communications Corp. (D)	52
1	R.H. Donnelley Corp. (D)	1
3	RCN Corp. (D)	22
1	RHI Entertainment, Inc. (D)	15

		449

	Pharmaceuticals, Biotechnology & Life Sciences — 0.8%
4	Affymetrix, Inc. (D)	14
—	Albany Molecular Research, Inc. (D)	2
6	Bio-Rad Laboratories, Inc. Class A (D)	469
6	Emergent Biosolutions, Inc. (D)	103
1	PharmaNet Development Group, Inc. (D)	2
7	ViroPharma, Inc. (D)	83

		673

	Real Estate — 4.2%
—	American Campus Communities, Inc.	10
14	Anthracite Capital, Inc.	59
12	Anworth Mortgage Asset Corp.	70
14	Ashford Hospitality	23
5	Associated Estates Realty	43
2	Biomed Realty Trust, Inc.	24
9	CapLease, Inc.	64
4	Cedar Shopping Court	35
1	Corporate Office Properties	19
12	DCT Industrial Trust, Inc.	58
13	Diamondrock Hospitality	68
4	DuPont Fabros Technology, Inc.	26
7	Education Realty Trust, Inc.	29
33	Entertainment Properties Trust	1,221
1	Extra Space Storage, Inc.	15
6	Felcor Lodging Trust, Inc.	19
4	First Industrial Realty Trust, Inc.	46
5	First Potomac Realty Trust	55
27	Friedman Billings Ramsey Group, Inc.	17
3	Getty Realty Corp.	66
8	Glimcher Realty Trust	44
5	Gramercy Capital Corp.	13
1	Healthcare Realty Trust, Inc.	33
12	Hersha Hospitality Trust	49
5	Highwoods Properties, Inc.	124
2	JER Investors Trust, Inc.	5
5	LaSalle Hotel Properties	73
9	Lexington Realty Trust	70
8	Medical Properties Trust, Inc.	58
19	MFA Mortgage Investments, Inc.	105
2	Mid-America Apartment Communities, Inc.	56
1	National Health Investors, Inc.	18
6	National Retail Properties, Inc.	109
1	Newcastle Investment Corp.	3
7	Northstar Realty Finance Corp.	37
1	Omega Healthcare Investors	14
1	Parkway Properties, Inc.	10
6	Penn Real Estate Investment Trust	70
—	Post Properties, Inc.	7
—	Potlatch Corp.	7
2	PS Business Parks, Inc.	68
15	RAIT Financial Trust	57
4	Realty Income Corp.	81
1	Redwood Trust, Inc.	12
11	Resource Capital Corp.	54
4	Senior Housing Properties Trust	82
14	Strategic Hotels & Resorts, Inc.	71
8	Sunstone Hotel Investors, Inc.	49
1	U-Store-It	7

		3,353

	Retailing — 2.2%
3	Aaron Rents, Inc.	74
25	Blockbuster, Inc. Class A (D)	38
113	Borders Group, Inc.	383
2	Brown Shoe Co., Inc.	16

The accompanying notes are an integral part of these financial statements.

The Hartford Select SmallCap Value Fund

Schedule of Investments — (continued)
October 31, 2008
(000’s Omitted)

		Market
Shares		Value (W)

COMMON STOCK — (continued)

	Retailing — (continued)
1	Build-A-Bear Workshop, Inc. (D)	$6
6	Cato Corp.	96
2	Charlotte Russe Holding, Inc. (D)	14
2	Charming Shoppes, Inc. (D)	2
10	Chico’s FAS, Inc. (D)	35
1	Children’s Place Retail Stores, Inc. (D)	37
1	Collective Brands, Inc. (D)	14
1	Conns, Inc. (D)	7
6	Dress Barn, Inc. (D)	55
1	Genesco, Inc. (D)	25
25	Group 1 Automotive, Inc.	251
11	Gymboree Corp. (D)	287
6	Hot Topic, Inc. (D)	40
3	Jo-Ann Stores, Inc. (D)	61
1	JOS A. Bank Clothiers, Inc. (D)	15
3	Men’s Wearhouse, Inc.	40
1	Monroe Muffler, Inc.	11
10	New York & Co., Inc. (D)	28
1	Pep Boys-Manny Moe & Jack	2
6	Rent-A-Center, Inc. (D)	89
9	Retail Ventures I (D)	19
2	Shoe Carnival, Inc. (D)	28
1	Systemax, Inc.	10
1	Tractor Supply Co. (D)	54

		1,737

	Semiconductors & Semiconductor Equipment — 1.5%
6	Actel Corp. (D)	67
12	Amkor Technology, Inc. (D)	49
3	Brooks Automation, Inc. (D)	18
2	Cymer, Inc. (D)	59
99	Entegris, Inc. (D)	267
1	LTX — Credence Corp. (D)	—
5	MKS Instruments, Inc. (D)	93
8	OmniVision Technologies, Inc. (D)	65
1	Photronics, Inc. (D)	—
4	RF Micro Devices, Inc. (D)	8
35	Silicon Storage Technology, Inc. (D)	109
5	Skyworks Solutions, Inc. (D)	32
30	Spansion, Inc. (D)	19
1	Standard Microsystems Corp. (D)	14
2	TriQuint Semiconductor, Inc. (D)	10
19	Varian Semiconductor Equipment Associates, Inc. (D)	363
3	Zoran Corp. (D)	22

		1,195

	Software & Services — 7.2%
14	Acxiom Corp.	112
15	CACI International, Inc. Class A (D)	626
—	CIBER, Inc. (D)	1
23	Computer Services, Inc.	641
5	CSG Systems International, Inc. (D)	76
41	DealerTrack Holdings, Inc. (D)	435
1	Fair Isaac, Inc.	12
3	Global Cash Access, Inc. (D)	8
4	Infospace, Inc.	34
3	Internap Network Services Corp. (D)	9
3	Interwoven, Inc. (D)	35
6	JDA Software Group, Inc. (D)	79
1	Kenexa Corp. (D)	5
3	MAXIMUS, Inc.	96
1	ModusLink Global Solutions, Inc. (D)	8
50	MSC.Software Corp. (D)	430
8	OpenTV Corp. (D)	11
1	Parametric Technology Corp. (D)	17
7	Perot Systems Corp. Class A (D)	99
3	Progress Software Corp. (D)	67
—	Quest Software, Inc. (D)	1
14	Solera Holdings, Inc. (D)	348
4	Sybase, Inc. (D)	119
67	Syntel, Inc.	1,661
20	Tibco Software, Inc. (D)	101
96	Unisys Corp. (D)	146
9	United Online, Inc.	66
37	VeriFone Holdings, Inc. (D)	420
1	Vignette Corp. (D)	6

		5,669

	Technology Hardware & Equipment — 3.8%
1	Anaren Microwave, Inc. (D)	7
3	Arris Group, Inc. (D)	21
35	Avid Technology, Inc. (D)	519
3	Avocent Corp. (D)	41
12	Benchmark Electronics, Inc. (D)	140
—	Black Box Corp.	8
5	Checkpoint Systems, Inc. (D)	63
3	Coherent, Inc. (D)	86
3	CTS Corp.	21
—	Digi International, Inc. (D)	5
42	Electronics for Imaging, Inc. (D)	445
8	Emulex Corp. (D)	73
4	Foundry Networks, Inc. (D)	66
3	Hutchinson Technology, Inc. (D)	21
1	Hypercom Corp. (D)	2
4	Imation Corp.	49
6	Insight Enterprises, Inc. (D)	59
49	Jabil Circuit, Inc.	412
2	Measurement Specialties, Inc. (D)	18
4	Methode Electronics, Inc.	32
—	NETGEAR, Inc. (D)	2
1	Park Electrochemical Corp.	13
6	Plantronics, Inc.	88
27	Plexus Corp. (D)	500
1	Polycom, Inc. (D)	11
1	Powerwave Technologies, Inc. (D)	1
2	Quantum Corp. (D)	1
5	Rackable Systems, Inc. (D)	36
3	Rogers Corp. (D)	102
58	Sanmina-Sci Corp. (D)	43
2	Symmetricom, Inc. (D)	7
4	Tekelec (D)	53
6	TTM Technologies, Inc. (D)	46

		2,991

	Telecommunication Services — 1.3%
4	Centennial Cellular Corp. Class A (D)	13
27	Cincinnati Bell, Inc. (D)	64
60	General Communication, Inc. Class A (D)	461
1	ICO Global Communications Holdings Ltd. (D)	1
21	iPCS, Inc. (D)	344
4	Premiere Global Services, Inc. (D)	44
—	Shenandoah Telecommunications Co.	5
3	Syniverse Holdings, Inc. (D)	62

		994

The accompanying notes are an integral part of these financial statements.

			Market
Shares			Value (W)
COMMON STOCK — (continued)
	Transportation — 4.3%
3	Alaska Air Group, Inc. (D)		$79
2	Arkansas Best Corp.		61
6	Celadon Group, Inc. (D)		59
26	Forward Air Corp.		680
1	Genesee & Wyoming, Inc. Class A (D)		17
6	Hawaiian Holdings, Inc. (D)		39
3	Heartland Express, Inc.		43
11	JetBlue Airways Corp. (D)		63
52	Landstar System, Inc.		1,968
—	Old Dominion Freight Line, Inc. (D)		12
6	Pacer International, Inc.		67
3	Republic Airways Holdings, Inc. (D)		45
3	Saia, Inc. (D)		34
5	SkyWest, Inc.		76
2	UAL Corp.		30
7	US Airways Group, Inc. (D)		70
5	Werner Enterprises, Inc.		92
2	YRC Worldwide, Inc. (D)		9

			3,444

	Utilities — 2.4%
8	Avista Corp.		161
—	California Water Service Group		11
—	Central Vermont Public Service Corp.		2
1	CH Energy Group		29
1	Chesapeake Utilities Corp.		37
6	Cleco Corp.		138
30	El Paso Electric Co. (D)		545
1	IDACORP, Inc.		35
1	Laclede Group, Inc.		74
—	MGE Energy, Inc.		14
—	Middlesex Water Co.		5
3	Northwest Natural Gas Co.		178
1	Piedmont Natural Gas		20
8	Portland General Electric Co.		168
—	South Jersey Industries, Inc.		10
6	Southwest Gas Corp.		161
2	UIL Holdings Corp.		76
3	Westar Energy, Inc.		66
5	WGL Holdings, Inc.		148

			1,878

	Total common stock (cost $102,652)		$75,474

PREFERRED STOCK — 0.7%
	Diversified Financials — 0.7%
—	East West Bancorp, Inc. (H)(X)		$546

	Total preferred stock (cost $482)		$546

	Total long-term investments (cost $103,134)		$76,020

SHORT-TERM INVESTMENTS — 2.4%
	Investment Pools and Funds — 2.4%
756	Federated Investors Prime Obligations Fund		$756
1,149	State Street Bank Money Market Fund		1,149

	Total short-term investments (cost $1,905)		$1,905

	Total investments (cost $105,039) (C)	98.3%	$77,925
	Other assets and liabilities	1.7%	1,362

	Total net assets	100.0%	$79,287

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 0.08% of total net assets at October 31, 2008.

Foreign securities that are principally traded on certain foreign markets are adjusted daily pursuant to a third party pricing service methodology approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of the foreign market but before the close of the New York Stock Exchange.

(C)	At October 31, 2008, the cost of securities for federal income tax purposes was $105,807 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$3,733
Unrealized Depreciation	(31,615)

Net Unrealized Depreciation	$(27,882)

(D)	Currently non-income producing.

(X)	Convertible security.

(H)	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Acquired	Shares	Security	Basis
04/2008	—	East West Bancorp, Inc.	$482

The aggregate value of these securities at October 31, 2008 was $546 which represents 0.69% of total net assets.

Futures Contracts Outstanding at October 31, 2008

				Unrealized
	Number of		Expiration	Appreciation/
Description	Contracts*	Position	Month	(Depreciation)

Russell 2000 Mini Futures	15	Long	Dec 2008	$(153)

* The number of contracts does not omit 000’s.

Cash of $78 was pledged as initial margin deposit for open futures contracts at October 31,2008.

(W)	See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

The Hartford Short Duration Fund

Schedule of Investments
October 31, 2008
(000’s Omitted)

Principal		Market
Amount		Value (W)
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES — 33.0%
	Finance — 33.0%
	American Express Credit Account Master Trust
$32	5.06%, 02/15/2012 (H)(L)	$30
	AmeriCredit Automobile Receivables Trust
1,000	4.47%, 01/12/2012	954
600	5.04%, 05/06/2011	564
507	5.21%, 10/06/2011	496
836	5.42%, 08/08/2011	804
	Banc of America Securities Automotive Trust
1,500	4.49%, 02/18/2013 (H)	1,500
	Bayview Commercial Asset Trust
383	4.26%, 01/25/2035 (H)(L)	252
6,094	7.00%, 07/25/2037 (H)(?)	603
11,275	7.18%, 01/25/2037 (H)(?)	919
10,294	7.50%, 09/25/2037 (H)(?)	1,179
	Bayview Financial Acquisition Trust
1,051	4.91%, 02/25/2033 (H)	981
2,000	5.64%, 11/28/2036 (H)	1,353
	Bear Stearns Asset Backed Securities, Inc.
661	5.16%, 09/25/2033 (H)	531
	Bear Stearns Commercial Mortgage Securities, Inc.
21,142	4.12%, 11/11/2041 (H)(?)	386
53,002	4.65%, 02/11/2041 (H)(?)	408
106,363	6.25%, 12/11/2040 (H)(?)	333
	Capital Automotive Receivables Asset Trust
800	5.55%, 01/18/2011 (H)	751
200	5.77%, 05/20/2010 (H)	190
225	6.15%, 04/20/2011 (H)	207
1,000	6.35%, 03/17/2014 (H)	772
	Capital One Multi-Asset Execution Trust
1,000	5.86%, 03/15/2013 (L)	950
	Capital One Prime Automotive Receivables Trust
1,000	5.68%, 06/16/2014 (H)	849
	Carmax Automotive Owner Trust
1,000	6.12%, 07/15/2013 (H)	884
	CBA Commercial Small Balance Commercial Mortgage
39,284	7.00%, 07/25/2035 — 06/25/2038 (A)(H)(?)	2,330
10,440	9.75%, 01/25/2039 (H)(?)	1,096
	Chase Commercial Mortgage Securities Corp.
2,105	7.63%, 07/15/2032 (L)	2,099
	Citibank Credit Card Issuance Trust
2,000	4.33%, 01/09/2012 (H)(L)	1,792
	Citicorp Residential Mortgage Securities
100	6.27%, 06/25/2037 (L)	85
	CNH Equipment Trust
750	4.93%, 12/17/2012 (H)	678
	Commercial Mortgage Pass-Through Certificates
2,450	3.59%, 03/10/2039 (H)(?)	42
1,500	5.01%, 12/15/2020 (H)(L)	1,343
	Countrywide Asset-Backed Certificates
1,500	5.57%, 11/25/2035 (A)	600
1,000	5.71%, 11/25/2035	253
	CS First Boston Mortgage Securities Corp.
9,826	4.17%, 07/15/2036 (H)(?)	146
	DaimlerChrysler Automotive Trust
800	4.48%, 08/08/2014	688
800	5.14%, 09/08/2012 (H)	720
	Equity One ABS, Inc.
31	5.76%, 07/25/2034 (H)(L)	3
	Ford Credit Automotive Owner Trust
800	5.07%, 12/15/2010	782
2,924	5.29%, 04/15/2011 (H)	2,778
750	5.48%, 09/15/2011 (H)	693
500	5.68%, 06/15/2012 (H)	398
1,000	5.69%, 11/15/2012 (H)	828
	GE Capital Commercial Mortgage Corp.
6,865	3.76%, 03/10/2040 (H)(?)	87
	GMAC Mortgage Corp. Loan Trust
1,078	4.59%, 04/25/2033 (H)	787
246	5.12%, 04/25/2033 (H)	131
715	5.75%, 10/25/2036 (H)	575
	Goldman Sachs Automotive Loan Trust
92	4.98%, 11/15/2013 (H)	92
	Goldman Sachs Mortgage Securities Corp. II
2,000	4.32%, 10/10/2028	1,917
16,673	4.38%, 08/10/2038 (H)(?)	106
	Green Tree Financial Corp.
5	7.30%, 01/15/2026	5
	Hasco NIM Trust
35	6.25%, 12/26/2035 (D)(H)	1
	Hertz Vehicle Financing LLC
667	4.93%, 02/25/2010 (H)	660
	Home Equity Asset Trust
400	5.76%, 07/25/2037 (H)(L)	8
	Hyundai Automotive Receivables Trust
726	4.45%, 02/15/2012 (H)	711
	JP Morgan Chase Commercial Mortgage Securities Corp.
2,000	3.84%, 01/12/2039	1,851
11,463	4.65%, 10/15/2037 (H)(?)	132
33,946	4.82%, 08/12/2037 (H)(?)	83
1,181	5.31%, 02/15/2020 (A)(H)(L)	743
1,085	5.34%, 05/12/2045	1,026
	LaSalle Commercial Mortgage Securities
16,548	6.20%, 09/20/2043 (H)(?)	617
	LB-UBS Commercial Mortgage Trust
153	3.63%, 10/15/2029	150
1,533	4.25%, 12/15/2036 (H)(?)	25
	Lehman Brothers Small Balance Commercial
1,014	6.77%, 09/27/2036 (A)(H)	939
	Long Beach Asset Holdings Corp.
180	5.78%, 04/25/2046 (D)(H)	—
	Marlin Leasing Receivables LLC
233	5.09%, 08/15/2012 (H)	231
1,600	5.33%, 09/16/2013 (I)	1,528
292	5.63%, 09/16/2013 (H)	269
	MBNA Credit Card Master Note Trust
550	6.80%, 07/15/2014 (H)	435
	Merrill Lynch Mortgage Trust
15,327	3.81%, 08/12/2039 (H)(?)	272
17,382	3.96%, 10/12/2041 (H)(?)	321
25,291	4.67%, 09/12/2042 (H)(?)	177
1,828	5.53%, 05/12/2039 (L)	1,757
	Morgan Stanley Capital I
69	3.96%, 06/15/2040	68
	Morgan Stanley Dean Witter Capital I
97	5.38%, 01/15/2039	95
	Nationstar Home Equity Loan Trust
14	9.97%, 03/25/2037 (H)(L)	—
	North Street Referenced Linked Notes
1,000	4.16%, 07/30/2010 (A)(H)(L)	800
500	4.52%, 07/30/2010 (H)(L)	275
	Ocwen Advance Receivables Backed Notes
1,500	5.34%, 11/24/2015 (H)	1,200

The accompanying notes are an integral part of these financial statements.

Principal		Market
Amount		Value (W)

ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES — (continued)

	Finance — (continued)
	Renaissance Home Equity Loan Trust
$675	7.00%, 09/25/2037 (H)	$74
405	7.50%, 04/25/2037 (H)	21
108	9.79%, 04/25/2037 (D)(H)	3
	Structured Asset Investment Loan Trust
273	5.88%, 11/25/2033 (H)(L)	109
	Structured Asset Securities Corp.
400	5.76%, 01/25/2037 (A)(H)(L)	22
450	5.76%, 02/25/2037 (H)(L)	25
	Swift Master Automotive Receivables Trust
1,000	6.01%, 10/15/2012 (H)(L)	828
	USAA Automotive Owner Trust
1,560	4.16%, 04/16/2012	1,522
860	5.07%, 06/15/2013	807
1,000	5.66%, 03/15/2013 (H)	849
	Wachovia Automotive Loan Owner Trust
1,700	5.42%, 04/21/2014 (H)	1,187
1,000	5.54%, 12/20/2012 (H)	744
	Wachovia Bank Commercial Mortgage Trust
90	3.48%, 08/15/2041	88
4,847	3.65%, 02/15/2041 (H)(?)	84
	Washington Mutual Master Note Trust
1,500	4.94%, 10/15/2013 (H)(L)	1,181
	Washington Mutual, Inc.
17,379	7.00%, 11/23/2043 (H)(?)	608
	Wells Fargo Home Equity Trust
1,900	3.56%, 04/25/2034 (L)	1,447
	WFS Financial Owner Trust
1,091	4.76%, 05/17/2013 (H)	805

	Total asset & commercial mortgage backed securities (cost $72,790)	$61,728

CERTIFICATES OF DEPOSIT — 1.0%
	Finance — 1.0%
	Bank of New York Co., Inc.
$500	5.05%, 03/03/2009	$503
	Comerica Bank
1,350	4.16%, 08/07/2009 (L)	1,332

	Total certificates of deposit (cost $1,842)	$1,835

CORPORATE BONDS: INVESTMENT GRADE — 52.0%
	Basic Materials — 1.7%
	Alcan, Inc.
$750	6.45%, 03/15/2011	$729
	Xstrata Finance Dubai Ltd.
2,500	3.15%, 11/13/2009 (I)(L)	2,455

		3,184

	Capital Goods — 1.4%
	Deere & Co.
534	7.85%, 05/15/2010	556
	Honeywell International, Inc.
1,092	4.25%, 03/01/2013	1,004
	United Technologies Corp.
987	6.10%, 05/15/2012	1,018

		2,578

	Consumer Cyclical — 2.0%
	DaimlerChrysler NA Holdings Corp.
600	5.88%, 03/15/2011	490
	Kroger Co.
750	7.25%, 06/01/2009	755
750	8.05%, 02/01/2010	753
	SABMiller plc
510	4.18%, 07/01/2009 (I)(L)	509
	Safeway, Inc.
700	4.95%, 08/16/2010	691
500	7.50%, 09/15/2009	501

		3,699

	Consumer Staples — 1.3%
	Clorox Co.
1,000	6.13%, 02/01/2011	987
	Diageo Capital plc
1,460	7.25%, 11/01/2009	1,482

		2,469

	Energy — 0.7%
	Enterprise Products Operating L.P.
1,275	7.50%, 02/01/2011	1,260

	Finance — 30.6%
	Aetna, Inc.
890	7.88%, 03/01/2011	882
	American Express Credit Corp.
1,700	4.20%, 11/09/2009 (L)	1,545
	BAE Systems Holdings, Inc.
1,000	6.40%, 12/15/2011 (I)	1,031
	Capital One Bank
415	4.25%, 12/01/2008	413
	Capital One Financial Corp.
1,000	3.10%, 09/10/2009 (L)	927
	Capmark Financial Group
1,000	3.45%, 05/10/2010 (L)	401
	Caterpillar Financial Services Corp.
900	2.90%, 08/20/2010 (L)	866
1,000	4.15%, 01/15/2010	976
	CIT Group, Inc.
750	2.93%, 08/17/2009 (L)	623
	Citicorp
1,584	6.38%, 11/15/2008	1,585
	Countrywide Financial Corp.
2,000	3.24%, 05/07/2012 (L)	1,700
79	4.50%, 06/15/2010	74
162	5.80%, 06/07/2012	151
	Countrywide Home Loans, Inc.
98	4.00%, 03/22/2011	90
	Credit Suisse First Boston USA, Inc.
2,000	4.13%, 01/15/2010	1,953
	Federal National Mortgage Association
10,000	2.88%, 10/12/2010	9,965
	First Union National Bank Commercial Mortgage
1,500	7.80%, 08/18/2010	1,467
	FleetBoston Financial Corp.
1,500	7.38%, 12/01/2009	1,515
	General Electric Capital Corp.
1,880	4.00%, 02/17/2009	1,866
1,500	6.13%, 02/22/2011	1,485
	Goldman Sachs Group, Inc.
1,270	2.89%, 11/16/2009 (L)	1,189
200	3.29%, 12/23/2009 (L)	189
800	3.81%, 03/30/2009 (L)	785
	HSBC Bank USA
2,000	3.88%, 09/15/2009	1,959
	John Deere Capital Corp.
600	4.93%, 10/16/2009 (L)	602

The accompanying notes are an integral part of these financial statements.

The Hartford Short Duration Fund

Schedule of Investments — (continued)
October 31, 2008
(000’s Omitted)

Principal		Market
Amount		Value (W)

CORPORATE BONDS: INVESTMENT GRADE — (continued)

	Finance — (continued)
	JP Morgan Chase & Co.
$1,145	6.00%, 02/15/2009	$1,141
810	6.75%, 02/01/2011	804
	Key Bank NA
250	2.94%, 11/03/2009 (L)	245
	Merrill Lynch & Co., Inc.
720	2.89%, 12/04/2009 (L)	666
2,000	3.31%, 03/23/2010 (L)	1,758
	Morgan Stanley
375	2.90%, 05/07/2010 (L)	338
1,100	2.91%, 02/09/2009 (L)	1,089
1,200	4.22%, 05/07/2010 (L)	1,097
	National City Bank of Ohio
500	4.50%, 03/15/2010	462
1,000	4.53%, 01/21/2010 (L)	920
	National Westminster Bank
1,130	7.38%, 10/01/2009	1,091
	Prudential Financial, Inc.
1,000	5.10%, 12/14/2011	886
	Simon Property Group L.P.
1,463	3.75%, 01/30/2009	1,445
	Sovereign Bancorp, Inc.
2,000	3.44%, 03/23/2010 (L)	1,813
	SunTrust Banks, Inc.
500	7.75%, 05/01/2010	514
	UnitedHealth Group, Inc.
1,000	3.38%, 06/21/2010 (L)	924
1,000	3.75%, 02/10/2009	995
	US Bank NA
1,000	3.40%, 03/02/2009	996
	Wachovia Corp.
2,000	5.63%, 12/15/2008 (L)	1,986
	Wellpoint, Inc.
500	4.25%, 12/15/2009	491
525	5.00%, 01/15/2011	518
	Wells Fargo & Co.
2,673	7.55%, 06/21/2010	2,759

		57,177

	Health Care — 2.9%
	Cardinal Health, Inc.
2,000	4.32%, 10/02/2009 (L)	1,972
	CVS Caremark Corp.
2,685	3.11%, 06/01/2010 (L)	2,426
	Wyeth
1,000	6.95%, 03/15/2011	1,023

		5,421

	Services — 3.1%
	Comcast Corp.
1,490	5.12%, 07/14/2009 (L)	1,427
	Time Warner, Inc.
2,520	3.03%, 11/13/2009 (L)	2,369
	Walt Disney Co.
1,120	4.70%, 07/16/2010 (L)	1,084
	Waste Management, Inc.
1,000	6.88%, 05/15/2009	1,007

		5,887

	Technology — 5.2%
	AT&T, Inc.
684	4.13%, 09/15/2009	676
1,000	5.88%, 02/01/2012	964
	Deutsche Telekom International Finance B.V.
1,000	3.39%, 03/23/2009 (L)	988
1,000	8.50%, 06/15/2010 (L)	985
	Embarq Corp.
1,000	6.74%, 06/01/2013	870
	Lockheed Martin Corp.
1,500	8.20%, 12/01/2009	1,554
	Oracle Corp.
1,000	5.00%, 01/15/2011	992
	Raytheon Co.
1,000	4.85%, 01/15/2011	971
	Telecom Italia Capital
750	4.00%, 01/15/2010	676
	Vodafone Group plc
1,000	7.75%, 02/15/2010	972

		9,648

	Transportation — 2.3%
	Canadian National Railway Co.
1,379	4.25%, 08/01/2009	1,369
	Norfolk Southern Corp.
1,500	6.20%, 04/15/2009	1,495
365	8.63%, 05/15/2010	387
	Union Pacific Corp.
500	6.65%, 01/15/2011	486
540	7.38%, 09/15/2009	553

		4,290

	Utilities — 0.8%
	Ohio Power Co.
1,500	4.39%, 04/05/2010 (L)	1,476

	Total corporate bonds: investment grade (cost $101,538)	$97,089

U.S. GOVERNMENT AGENCIES — 6.2%
	Federal Home Loan Mortgage Corporation — 3.7%
	Remic — Pac’s:
$6,839	6.00%, 2032	$6,911

	Federal National Mortgage Association — 1.5%
	Remic — Pac’s:
2,768	5.50%, 2014	2,804

	Government National Mortgage Association — 1.0%
	Remic — Pac’s:
1,760	6.50%, 2031	1,799

	Total U.S. government agencies (cost $11,499)	$11,514

U.S. GOVERNMENT SECURITIES — 5.9%
	U.S. Treasury Securities — 5.9%
	U.S. Treasury Notes:
$11,000	2.00%, 2010	$11,102

	Total U.S. government securities (cost $11,025)	$11,102

	Total long-term investments (cost $198,694)	$183,268

SHORT-TERM INVESTMENTS — 0.7%
	Repurchase Agreements — 0.7%
	BNP Paribas Securities Corp. Repurchase Agreement (maturing on 11/03/2008 in the amount of $673, collateralized by U.S. Treasury Bond 5.50%, 2028, U.S. Treasury Note 7.50%, 2016, value of $685)
$673	0.15% dated 10/31/2008	$673

The accompanying notes are an integral part of these financial statements.

Principal			Market
Amount			Value (W)

SHORT-TERM INVESTMENTS — (continued)

	Repurchase Agreements — (continued)
	RBS Greenwich Capital Markets Repurchase Agreement (maturing on 11/03/2008 in the amount of $543, collateralized by U.S. Treasury Note 4.13%, 2012, value of $554)
$543	0.10% dated 10/31/2008		$543
	UBS Securities, Inc. Repurchase Agreement (maturing on 11/03/2008 in the amount of $109, collateralized by U.S. Treasury Bond 6.13%, 2027, value of $111)
109	0.08% dated 10/31/2008		109

	Total short-term investments (cost $1,325)		$1,325

	Total investments (cost $200,019) (C)	98.8%	$184,593
	Other assets and liabilities	1.2%	2,280

	Total net assets	100.0%	$186,873

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 6.02% of total net assets at October 31, 2008.

(C)	At October 31, 2008, the cost of securities for federal income tax purposes was $200,031 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$1,628
Unrealized Depreciation	(17,066)

Net Unrealized Depreciation	$(15,438)

(A)	The aggregate value of securities valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Fund’s Board of Directors at October 31, 2008, was $5,434, which represents 2.91% of total net assets. This calculation excludes securities that are principally traded on certain foreign markets and whose prices were adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

(D)	Currently non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.

(I)	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at October 31, 2008, was $5,523, which represents 2.96% of total net assets.

(L)	Variable rate securities; the rate reported is the coupon rate in effect at October 31, 2008.

(?)	The interest rates disclosed for interest only strips represent effective yields based upon estimated future cash flows at October 31, 2008.

(H)	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period
Acquired	Par	Security	Cost Basis
06/2004	$32	American Express Credit Account Master Trust, 5.06%, 02/15/2012 - 144A	$32
06/2005	1,500	Banc of America Securities Automotive Trust, 4.49%, 02/18/2013	1,500
12/2004	383	Bayview Commercial Asset Trust, 4.26%, 01/25/2035 - 144A	383
05/2007	6,094	Bayview Commercial Asset Trust, 7.00%, 07/25/2037 - 144A	872
12/2006	11,275	Bayview Commercial Asset Trust, 7.18%, 01/25/2037 - 144A	1,187
08/2007	10,294	Bayview Commercial Asset Trust, 7.50%, 09/25/2037 - 144A	1,423
11/2006	1,051	Bayview Financial Acquisition Trust, 4.91%, 02/25/2033 - 144A	1,034
11/2006	2,000	Bayview Financial Acquisition Trust, 5.64%, 11/28/2036	2,000
08/2006	661	Bear Stearns Asset Backed Securities, Inc., 5.16%, 09/25/2033	649
12/2004	21,142	Bear Stearns Commercial Mortgage Securities, Inc., 4.12%, 11/11/2041	407
03/2005 – 08/2007	53,002	Bear Stearns Commercial Mortgage Securities, Inc., 4.65%, 02/11/2041	436
12/2005	106,363	Bear Stearns Commercial Mortgage Securities, Inc., 6.25%, 12/11/2040 - 144A	408
02/2006	800	Capital Automotive Receivables Asset Trust, 5.55%, 01/18/2011	800
08/2006	200	Capital Automotive Receivables Asset Trust, 5.77%, 05/20/2010 - 144A	200
08/2006	225	Capital Automotive Receivables Asset Trust, 6.15%, 04/20/2011 - 144A	225
09/2007	1,000	Capital Automotive Receivables Asset Trust, 6.35%, 03/17/2014 - 144A	1,000
09/2007	1,000	Capital One Prime Automotive Receivables Trust, 5.68%, 06/16/2014	1,000
09/2007	1,000	Carmax Automotive Owner Trust, 6.12%, 07/15/2013	1,000
04/2006 – 08/2007	39,284	CBA Commercial Small Balance Commercial Mortgage, 7.00%, 07/25/2035 — 06/25/2038 - 144A	1,160
11/2006 – 08/2007	10,440	CBA Commercial Small Balance Commercial Mortgage, 9.75%, 01/25/2039 - 144A	957
12/2006	2,000	Citibank Credit Card Issuance Trust, 4.33%, 01/09/2012	2,000
09/2005	750	CNH Equipment Trust, 4.93%, 12/17/2012	749
03/2004 – 08/2006	2,450	Commercial Mortgage Pass-Through Certificates, 3.59%, 03/10/2039 - 144A	44
10/2006	1,500	Commercial Mortgage Pass-Through Certificates, 5.01%, 12/15/2020 - 144A	1,500
08/2004 – 08/2006	9,826	CS First Boston Mortgage Securities Corp., 4.17%, 07/15/2036 - 144A	150

The accompanying notes are an integral part of these financial statements.

The Hartford Short Duration Fund

Schedule of Investments — (continued)
October 31, 2008
(000’s Omitted)

Period
Acquired	Par	Security	Cost Basis
02/2006	$800	DaimlerChrysler Automotive Trust, 5.14%, 09/08/2012	$800
07/2004	31	Equity One ABS, Inc., 5.76%, 07/25/2034	31
02/2006 – 05/2007	2,924	Ford Credit Automotive Owner Trust, 5.29%, 04/15/2011	2,925
02/2006	750	Ford Credit Automotive Owner Trust, 5.48%, 09/15/2011	750
08/2006	500	Ford Credit Automotive Owner Trust, 5.68%, 06/15/2012	500
10/2007	1,000	Ford Credit Automotive Owner Trust, 5.69%, 11/15/2012	1,000
04/2004	6,865	GE Capital Commercial Mortgage Corp., 3.76%, 03/10/2040 - 144A	87
10/2006	1,078	GMAC Mortgage Corp. Loan Trust, 4.59%, 04/25/2033	1,060
03/2007	246	GMAC Mortgage Corp. Loan Trust, 5.12%, 04/25/2033	244
09/2007	715	GMAC Mortgage Corp. Loan Trust, 5.75%, 10/25/2036	670
08/2005	92	Goldman Sachs Automotive Loan Trust, 4.98%, 11/15/2013	92
07/2004	16,673	Goldman Sachs Mortgage Securities Corp. II, 4.38%, 08/10/2038 - 144A	114
03/2006 – 09/2008	35	Hasco NIM Trust, 6.25%, 12/26/2035 - 144A	35
12/2005	667	Hertz Vehicle Financing LLC, 4.93%, 02/25/2010 - 144A	667
03/2007	400	Home Equity Asset Trust, 5.76%, 07/25/2037	392
06/2005	726	Hyundai Automotive Receivables Trust, 4.45%, 02/15/2012	726
03/2005	11,463	JP Morgan Chase Commercial Mortgage Securities Corp., 4.65%, 10/15/2037 - 144A	142
03/2005	33,946	JP Morgan Chase Commercial Mortgage Securities Corp., 4.82%, 08/12/2037	69
03/2006	1,181	JP Morgan Chase Commercial Mortgage Securities Corp., 5.31%, 02/15/2020 - 144A	1,180
12/2006 – 08/2007	16,548	LaSalle Commercial Mortgage Securities, 6.20%, 09/20/2043 - 144A	549
03/2003	1,533	LB-UBS Commercial Mortgage Trust, 4.25%, 12/15/2036 - 144A	12
09/2006 – 07/2007	1,014	Lehman Brothers Small Balance Commercial, 6.77%, 09/27/2036 - 144A	1,013
03/2006	180	Long Beach Asset Holdings Corp., 5.78%, 04/25/2046 - 144A	180
08/2005 – 12/2006	233	Marlin Leasing Receivables LLC, 5.09%, 08/15/2012 - 144A	233
09/2006	292	Marlin Leasing Receivables LLC, 5.63%, 09/16/2013 - 144A	292
08/2007	550	MBNA Credit Card Master Note Trust, 6.80%, 07/15/2014	556
09/2004	15,327	Merrill Lynch Mortgage Trust, 3.81%, 08/12/2039 - 144A	295
11/2004 – 08/2006	17,382	Merrill Lynch Mortgage Trust, 3.96%, 10/12/2041 - 144A	350
03/2005	25,291	Merrill Lynch Mortgage Trust, 4.67%, 09/12/2042	165
04/2007	14	Nationstar Home Equity Loan Trust, 9.97%, 03/25/2037 - 144A	14
10/2006 – 11/2006	1,000	North Street Referenced Linked Notes, 4.16%, 07/30/2010 - 144A	970
11/2006	500	North Street Referenced Linked Notes, 4.52%, 07/30/2010 - 144A	461
11/2006	1,500	Ocwen Advance Receivables Backed Notes, 5.34%, 11/24/2015 - 144A	1,500
08/2007	675	Renaissance Home Equity Loan Trust, 7.00%, 09/25/2037	480
03/2007	405	Renaissance Home Equity Loan Trust, 7.50%, 04/25/2037	352
03/2007	108	Renaissance Home Equity Loan Trust, 9.79%, 04/25/2037 - 144A	108
06/2005	273	Structured Asset Investment Loan Trust, 5.88%, 11/25/2033	278
03/2007	850	Structured Asset Securities Corp., 5.76%, 01/25/2037 — 02/25/2037 - 144A	839
10/2007	1,000	Swift Master Automotive Receivables Trust, 6.01%, 10/15/2012	1,000
08/2006	1,000	USAA Automotive Owner Trust, 5.66%, 03/15/2013	1,000
09/2006	1,700	Wachovia Automotive Loan Owner Trust, 5.42%, 04/21/2014 - 144A	1,700
10/2006	1,000	Wachovia Automotive Loan Owner Trust, 5.54%, 12/20/2012 - 144A	1,000
02/2004	4,847	Wachovia Bank Commercial Mortgage Trust, 3.65%, 02/15/2041 - 144A	76
11/2006	1,500	Washington Mutual Master Note Trust, 4.94%, 10/15/2013 - 144A	1,500
11/2006	17,379	Washington Mutual, Inc., 7.00%, 11/23/2043 - 144A	776
07/2005 – 09/2007	1,091	WFS Financial Owner Trust, 4.76%, 05/17/2013	1,089

The aggregate value of these securities at October 31, 2008 was $41,192 which represents 22.04% of total net assets. As a result of securities being reclassified from liquid to illiquid, the Fund exceeded its 15% illiquid security limitation (see Note 2k). Consequently, the Fund is temporarily restricted from purchasing additional illiquid securities.

(W)	See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

The Hartford Small Company Fund

Schedule of Investments
October 31, 2008
(000’s Omitted)

		Market
Shares		Value (W)
COMMON STOCK — 96.9%
	Automobiles & Components — 0.3%
50	Fuel Systems Solutions, Inc. (D)	$1,414

	Banks — 1.1%
57	Comerica, Inc.	1,582
56	International Bancshares Corp.	1,448
57	Signature Bank (D)	1,847
18	SVB Financial Group (D)	948

		5,825

	Capital Goods — 8.7%
25	Acuity Brands, Inc.	885
302	Aecom Technology Corp. (D)	5,326
39	AMETEK, Inc.	1,300
40	Axsys Technologies, Inc. (D)	2,649
59	Beacon Roofing Supply, Inc. (D)	811
57	Chart Industries, Inc. (D)	772
23	CIRCOR International, Inc.	696
22	Clarcor, Inc.	789
99	Cubic Corp.	2,196
21	Curtis-Wright Corp.	764
50	EMCOR Group, Inc. (D)	886
26	Energy Conversion Devices, Inc. (D)	897
23	ESCO Technologies, Inc. (D)	776
20	Esterline Technologies Corp. (D)	738
68	Flowserve Corp.	3,859
78	Furmanite Corp. (D)	621
30	Gorman Rupp Co.	956
83	GrafTech International Ltd. (D)	677
35	Graham Corp.	736
110	GT Solar International, Inc. (D)	509
21	Heico Corp.	813
32	II-VI, Inc. (D)	906
96	Insteel Industries, Inc.	987
43	Manitowoc Co., Inc.	427
31	Michael Baker Corp. (D)	739
68	NN, Inc.	493
25	Nordson Corp.	913
68	Orbital Sciences Corp. (D)	1,391
50	Perini Corp. (D)	954
21	Raven Industries	678
18	Sunpower Corp. Class B (D)	534
91	Teledyne Technologies, Inc. (D)	4,145
38	Thermadyne Holdings Corp. (D)	340
62	Titan International, Inc.	713
56	Titan Machinery, Inc. (D)	692
33	TransDigm Group, Inc. (D)	991
54	Trex Co., Inc. (D)	887
43	Wabtec Corp.	1,692
21	Watsco, Inc.	881
36	Woodward Governor Co.	1,146

		47,165

	Commercial & Professional Services — 6.0%
192	American Ecology Corp.	3,367
70	Casella Waste Systems, Inc. (D)	352
17	Clean Harbors, Inc. (D)	1,127
26	CoStar Group, Inc. (D)	954
227	Covanta Holding Corp. (D)	4,890
50	Herman Miller, Inc.	1,100
76	Knoll, Inc.	1,100
47	Korn/Ferry International (D)	648
123	Mobile Mini, Inc. (D)	2,071
42	Navigant Consulting, Inc. (D)	682
100	PRG-Schultz International (D)	423
49	Resources Connection, Inc. (D)	855
145	Sykes Enterprises, Inc. (D)	2,320
237	Tetra Tech, Inc. (D)	5,222
76	TrueBlue, Inc. (D)	636
176	Waste Connections, Inc. (D)	5,963
26	Watson Wyatt Worldwide, Inc.	1,085

		32,795

	Consumer Durables & Apparel — 3.6%
332	Asics Corp.	2,081
15	Deckers Outdoor Corp. (D)	1,270
49	Fossil, Inc. (D)	881
271	Jarden Corp. (D)	4,826
31	Polaris Industries, Inc.	1,046
38	Pool Corp.	653
126	Snap-On, Inc.	4,640
46	True Religion Apparel, Inc. (D)	766
47	Tupperware Brands Corp.	1,188
51	Warnaco Group, Inc. (D)	1,506
40	Wolverine World Wide, Inc.	933

		19,790

	Consumer Services — 2.4%
23	American Public Education, Inc. (D)	1,039
32	Bally Technologies, Inc. (D)	704
26	Buffalo Wild Wings, Inc. (D)	727
80	Burger King Holdings, Inc.	1,594
35	CEC Entertainment, Inc. (D)	904
86	Corinthian Colleges, Inc. (D)	1,235
40	ITT Educational Services, Inc. (D)	3,531
23	Matthews International Corp. Class A	1,022
35	P. F. Chang’s China Bistro, Inc. (D)	708
123	Thinkorswim Group, Inc. (D)	988
33	WMS Industries, Inc. (D)	833

		13,285

	Consumer Staples — 0.0%
7	Quaker Chemical Corp.	132

	Diversified Financials — 2.0%
25	Cash America International, Inc.	899
51	Ezcorp, Inc. (D)	810
15	Greenhill & Co., Inc.	1,004
13	Heckmann Corp. (D)	100
31	Interactive Brokers Group (D)	659
60	Knight Capital Group, Inc. (D)	873
444	Liberty Acquisition Holdings Corp. (D)	3,686
63	MSCI, Inc. (D)	1,086
67	optionsXpress Holdings, Inc.	1,192
68	Pzena Investment Management, Inc.	299
26	World Acceptance Corp. (D)	484

		11,092

	Energy — 7.3%
95	Arena Resources, Inc. (D)	2,916
54	ATP Oil & Gas Corp. (D)	649
33	Berry Petroleum Co.	775
75	Bolt Technology Corp. (D)	607
71	Carbo Ceramics, Inc.	3,050

The accompanying notes are an integral part of these financial statements.

The Hartford Small Company Fund

Schedule of Investments — (continued)
October 31, 2008
(000’s Omitted)

		Market
Shares		Value (W)

COMMON STOCK — (continued)

	Energy — (continued)
15	Clayton Williams Energy, Inc. (D)	$714
32	Comstock Resources, Inc. (D)	1,598
43	Concho Resources, Inc. (D)	911
14	Contango Oil & Gas Co. (D)	753
61	Crosstex Energy, Inc.	622
606	Dockwise Ltd. (D)	541
81	Dril-Quip, Inc. (D)	2,015
67	Encore Acquisition Co. (D)	2,080
141	Englobal Corp. (D)	621
119	Forest Oil Corp. (D)	3,462
183	Grey Wolf, Inc. (D)	1,173
31	Gulf Island Fabrication	609
116	Hercules Offshore, Inc. (D)	847
98	ION Geophysical Corp. (D)	644
38	James River Coal Co. (D)	723
34	Knightsbridge Tankers Ltd. ADR	617
16	Lufkin Industries, Inc.	826
80	Matrix Service Co. (D)	983
65	McMoRan Exploration Co. (D)	923
33	NATCO Group, Inc. (D)	704
160	Parker Drilling Co. (D)	821
71	Penn Virginia Corp.	2,660
52	RPC, Inc.	555
93	St. Mary Land & Exploration Co.	2,322
29	Stone Energy Corp. (D)	873
32	T-3 Energy Services, Inc. (D)	769
210	Vaalco Energy, Inc. (D)	1,113
71	Willbros Group, Inc. (D)	1,094

		39,570

	Finance — 0.5%
38	Arch Capital Group Ltd. (D)	2,643

	Food & Staples Retailing — 1.5%
185	BJ’s Wholesale Club, Inc. (D)	6,525
34	Spartan Stores, Inc.	907
58	Winn-Dixie Stores, Inc. (D)	878

		8,310

	Food, Beverage & Tobacco — 2.0%
33	Cal-Maine Foods, Inc.	960
98	Darling International, Inc. (D)	739
24	Diamond Foods, Inc.	707
55	Flowers Foods, Inc.	1,628
90	Ralcorp Holdings, Inc. (D)	6,058
40	Vector Group Ltd.	681

		10,773

	Health Care Equipment & Services — 9.1%
21	Almost Family, Inc. (D)	1,016
27	Amedisys, Inc. (D)	1,531
81	American Medical Systems Holdings (D)	876
22	Athenahealth, Inc. (D)	680
41	Catalyst Health Solutions (D)	693
48	Centene Corp. (D)	907
23	Computer Programs and Systems, Inc.	642
56	Cross Country Healthcare, Inc. (D)	635
78	CryoLife, Inc. (D)	1,046
120	Cyberonics, Inc. (D)	1,523
40	Eclipsys Corp. (D)	594
22	Genoptix, Inc. (D)	721
18	Haemonetics Corp. (D)	1,037
76	Health Net, Inc. (D)	973
412	HealthSouth Corp. (D)	5,168
121	Healthspring, Inc. (D)	1,996
43	I-Flow Corp. (D)	245
57	Immucor, Inc. (D)	1,515
27	Integra LifeSciences Holdings Corp. (D)	1,029
40	Invacare Corp.	722
25	LHC Group, Inc. (D)	867
51	Masimo Corp. (D)	1,644
32	NuVasive, Inc. (D)	1,493
145	Owens & Minor, Inc.	6,287
118	Psychiatric Solutions, Inc. (D)	3,921
59	Sirona Dental Systems, Inc. (D)	939
309	SSL International plc	2,088
57	STERIS Corp.	1,957
76	Thoratec Corp. (D)	1,871
221	Volcano Corp. (D)	3,430
21	West Pharmaceutical Services	838
29	Wright Medical Group, Inc. (D)	673

		49,557

	Household & Personal Products — 0.3%
129	American Oriental Bioengineering, Inc. (D)	785
12	Chattem, Inc. (D)	912

		1,697

	Insurance — 1.5%
145	Allied World Assurance Holdings Ltd.	4,634
60	ProAssurance Corp. (D)	3,324

		7,958

	Materials — 3.7%
54	Calgon Carbon Corp. (D)	713
14	Compass Minerals Group, Inc.	756
65	FMC Corp.	2,811
71	Innophos Holdings, Inc.	1,895
69	LSB Industries, Inc. (D)	564
43	Olympic Steel, Inc.	984
98	Pactiv Corp. (D)	2,313
21	Rock Tenn Co. Class A	651
136	Sealed Air Corp.	2,297
18	Silgan Holdings, Inc.	857
519	Solutia, Inc. (D)	5,002
24	Universal Stainless & Alloy Products (D)	439
31	Zep, Inc.	658

		19,940

	Media — 2.1%
23	Focus Media Holding Ltd. ADR (D)	430
179	Interactive Data Corp.	4,233
205	Marvel Entertainment, Inc. (D)	6,605

		11,268

	Pharmaceuticals, Biotechnology & Life Sciences — 11.7%
60	Albany Molecular Research, Inc. (D)	754
67	Alexion Pharmaceuticals, Inc. (D)	2,740
246	Alkermes, Inc. (D)	2,427
43	Alpharma, Inc. Class A (D)	1,351
158	Arena Pharmaceuticals, Inc. (D)	580
84	Auxilium Pharmaceuticals, Inc. (D)	1,650
16	Bio-Rad Laboratories, Inc. Class A (D)	1,341

The accompanying notes are an integral part of these financial statements.

		Market
Shares		Value (W)

COMMON STOCK — (continued)

	Pharmaceuticals, Biotechnology & Life Sciences — (continued)
248	Celera Corp. (D)	$2,804
26	Cephalon, Inc. (D)	1,879
68	Cepheid, Inc. (D)	812
64	Charles River Laboratories International, Inc. (D)	2,295
64	Cougar Biotechnology, Inc. (D)	1,613
153	Cubist Pharmaceuticals, Inc. (D)	3,884
89	CV Therapeutics, Inc. (D)	828
41	Emergent Biosolutions, Inc. (D)	740
153	Enzon, Inc. (D)	759
114	eResearch Technology, Inc. (D)	734
243	Human Genome Sciences, Inc. (D)	784
137	Icon plc ADR (D)	3,480
57	Isis Pharmaceuticals, Inc. (D)	798
73	KV Pharmaceutical Co. (D)	1,234
19	Life Sciences Research, Inc. (D)	359
46	Luminex Corp. (D)	855
42	Martek Biosciences Corp.	1,262
142	Medicines Co. (D)	2,470
93	Medicis Pharmaceutical Corp. Class A	1,323
25	Myriad Genetics, Inc. (D)	1,564
133	NPS Pharmaceuticals, Inc. (D)	930
79	Obagi Medical Products, Inc. (D)	655
51	Onyx Pharmaceuticals, Inc. (D)	1,389
48	OSI Pharmaceuticals, Inc. (D)	1,809
116	PDL Biopharma, Inc.	1,132
118	Perrigo Co.	4,021
167	Pharmaceutical Product Development, Inc.	5,159
204	PharmaNet Development Group, Inc. (D)	327
124	Questcor Pharmaceuticals (D)	961
149	Regeneron Pharmaceuticals, Inc. (D)	2,887
11	United Therapeutics Corp. (D)	959
58	Valeant Pharmaceuticals International (D)	1,097
127	VIVUS, Inc. (D)	775

		63,421

	Real Estate — 0.6%
23	Equity Lifestyle Properties, Inc.	983
27	Home Properties of New York, Inc.	1,087
18	Tanger Factory Outlet Center	640
23	Washington Real Estate Investment Trust	696

		3,406

	Retailing — 4.0%
156	Advance Automotive Parts, Inc.	4,873
61	Aeropostale, Inc. (D)	1,480
117	Big Lots, Inc. (D)	2,850
24	Blue Nile, Inc. (D)	726
40	The Buckle, Inc.	1,047
85	Dick’s Sporting Goods, Inc. (D)	1,295
42	Dufry Group	864
135	The Finish Line, Inc.	1,290
221	Foot Locker, Inc.	3,227
27	Gymboree Corp. (D)	706
28	LKQ Corp. (D)	325
36	Netflix, Inc. (D)	895
48	PetMed Express, Inc. (D)	854
26	Tractor Supply Co. (D)	1,069

		21,501

	Semiconductors & Semiconductor Equipment — 4.3%
177	Amkor Technology, Inc. (D)	718
206	Atheros Communications, Inc. (D)	3,715
106	Cavium Networks, Inc. (D)	1,352
204	Entegris, Inc. (D)	548
26	Hittite Microwave Corp. (D)	849
57	LDK Solar Co., Ltd. (D)	1,029
231	Microsemi Corp. (D)	5,026
579	ON Semiconductor Corp. (D)	2,959
266	PMC — Sierra, Inc. (D)	1,245
36	Power Integrations, Inc. (D)	760
58	Semtech Corp. (D)	707
623	Skyworks Solutions, Inc. (D)	4,440

		23,348

	Software & Services — 12.9%
41	Advent Software, Inc. (D)	761
426	Ariba, Inc. (D)	4,561
89	AsiaInfo Holdings, Inc. (D)	979
19	Autonomy Corp. plc (D)	304
25	Blackboard, Inc. (D)	618
117	CACI International, Inc. Class A (D)	4,827
53	Concur Technologies, Inc. (D)	1,345
20	Constant Contact, Inc. (D)	240
48	CSG Systems International, Inc. (D)	791
50	CyberSource Corp. (D)	607
32	Digital River, Inc. (D)	794
162	Earthlink, Inc. (D)	1,119
47	Equinix, Inc. (D)	2,906
80	Factset Research Systems, Inc.	3,115
26	Forrester Research, Inc. (D)	718
76	Gartner, Inc. Class A (D)	1,391
61	Informatica Corp. (D)	853
68	Infospace, Inc.	584
46	Interwoven, Inc. (D)	574
51	j2 Global Communications, Inc. (D)	829
41	Jack Henry & Associates, Inc.	782
52	JDA Software Group, Inc. (D)	744
41	Manhattan Associates, Inc. (D)	683
15	Mantech International Corp. Class A (D)	813
131	McAfee, Inc. (D)	4,277
51	Micros Systems (D)	869
204	Net 1 UEPS Technologies, Inc. (D)	2,852
223	Netease.com, Inc. (D)	5,009
99	Netscout Systems, Inc. (D)	954
104	Parametric Technology Corp. (D)	1,348
26	Pegasystems, Inc.	344
106	Phoenix Technologies Ltd. (D)	468
20	Quality Systems	787
239	Red Hat, Inc. (D)	3,177
172	RightNow Technologies, Inc. (D)	1,132
82	S1 Corp. (D)	513
133	Sapient Corp. (D)	728
260	Solera Holdings, Inc. (D)	6,457
60	Sybase, Inc. (D)	1,587
68	Symyx Technologies (D)	300
30	Take-Two Interactive Software, Inc.	351
48	Taleo Corp. Class A (D)	659
53	Tyler Corp. (D)	720
65	UbiSoft Entertainment S.A. (D)	3,461
37	VistaPrint Ltd. (D)	627

The accompanying notes are an integral part of these financial statements.

The Hartford Small Company Fund

Schedule of Investments — (continued)
October 31, 2008
(000’s Omitted)

		Market
Shares		Value (W)

COMMON STOCK — (continued)

	Software & Services — (continued)
78	Websense, Inc. (D)	$1,514
132	Wind River Systems, Inc. (D)	1,157

		70,229

	Technology Hardware & Equipment — 4.9%
55	ADTRAN, Inc.	830
62	Cognex Corp.	1,001
26	Comtech Telecommunications Corp. (D)	1,241
46	Data Domain, Inc. (D)	847
169	FLIR Systems, Inc. (D)	5,422
61	Foundry Networks, Inc. (D)	900
91	Harmonic, Inc. (D)	648
80	Interdigital, Inc. (D)	1,740
39	IPG Photonics Corp. (D)	548
40	Itron, Inc. (D)	1,949
248	Kingboard Chemical Holdings Ltd.	495
20	MTS Systems Corp.	650
93	NCR Corp. (D)	1,708
66	Netezza Corp. (D)	640
133	Nice Systems Ltd. (D)	2,975
43	PC-Tel, Inc.	250
54	Plexus Corp. (D)	1,004
45	Polycom, Inc. (D)	943
76	Starent Networks Corp. (D)	761
43	Synaptics, Inc. (D)	1,338
48	Tekelec (D)	605

		26,495

	Telecommunication Services — 3.0%
214	Cellcom Israel Ltd.	6,316
241	Centennial Cellular Corp. Class A (D)	859
58	Iowa Telecommunications Services, Inc.	872
322	Metropcs Communications, Inc. (D)	4,426
42	NTELOS Holdings Corp.	1,082
64	Premiere Global Services, Inc. (D)	633
16	Shenandoah Telecommunications Co.	385
44	Syniverse Holdings, Inc. (D)	829
135	TW Telecom, Inc. (D)	958

		16,360

	Transportation — 3.1%
170	Heartland Express, Inc.	2,608
171	Hub Group, Inc. (D)	5,358
84	J.B. Hunt Transport Services, Inc.	2,385
92	Kansas City Southern (D)	2,832
57	Knight Transportation, Inc.	906
42	Landstar System, Inc.	1,610
23	Old Dominion Freight Line, Inc. (D)	691
58	Pacer International, Inc.	654

		17,044

	Utilities — 0.3%
79	UGI Corp.	1,887

	Total common stock (cost $666,423)	$526,905

EXCHANGE TRADED FUNDS — 1.0%
	Other Investment Pools and Funds — 1.0%
102	iShares Russell 2000 Growth Index Fund	$5,633

	Total exchange traded funds (cost $5,215)	$5,633

	Total long-term investments (cost $671,638)	$532,538

Principal
Amount

SHORT-TERM INVESTMENTS — 2.0%
	Repurchase Agreements — 1.7%

Banc of America Securities TriParty Joint Repurchase Agreement (maturing on 11/03/2008 in the amount of $2,791, collateralized by FHLMC 4.50% — 6.00%, 2023 — 2038, FNMA 4.50% — 6.50%, 2021 — 2038, value of $2,857)

$2,791	0.25% dated 10/31/2008	$2,791
	BNP Paribas Securities Corp. Repurchase Agreement (maturing on 11/03/2008 in the amount of $1,530, collateralized by U.S. Treasury Bond 5.50%, 2028, U.S. Treasury Note 7.50%, 2016, value of $1,557)
1,530	0.15% dated 10/31/2008	1,530
	BNP Paribas Securities Corp. TriParty Joint Repurchase Agreement (maturing on 11/03/2008 in the amount of $302, collateralized by FNMA 5.50%, 2037, value of $308)
302	0.25% dated 10/31/2008	302
	Deutsche Bank Securities Joint Repurchase Agreement (maturing on 11/03/2008 in the amount of $12, collateralized by U.S. Treasury Bill 0.50%, 2009, value of $12)
12	0.08% dated 10/31/2008	12

Deutsche Bank Securities TriParty Joint Repurchase Agreement (maturing on 11/03/2008 in the amount of $1,296, collateralized by FHLMC 5.00% — 7.00%, 2020 — 2038, GNMA 6.00% — 7.00%, 2037 — 2038, value of $1,322)

1,296	0.25% dated 10/31/2008	1,296
	JP Morgan Chase TriParty Joint Repurchase Agreement (maturing on 11/03/2008 in the amount of $1,708, collateralized by FNMA 5.00% — 7.00%, 2017 — 2038, value of $1,742)
1,708	0.23% dated 10/31/2008	1,708
	RBS Greenwich Capital Markets Repurchase Agreement (maturing on 11/03/2008 in the amount of $1,233, collateralized by U.S. Treasury Note 4.13%, 2012, value of $1,258)
1,233	0.10% dated 10/31/2008	1,233

The accompanying notes are an integral part of these financial statements.

Principal			Market
Amount			Value (W)

SHORT-TERM INVESTMENTS — (continued)

	Repurchase Agreements — (continued)
	UBS Securities, Inc. Repurchase Agreement (maturing on 11/03/2008 in the amount of $248, collateralized by U.S. Treasury Bond 6.13%, 2027, value of $251)
$248	0.08% dated 10/31/2008		$248

			9,120

	U.S. Treasury Bills — 0.3%
500	0.38%, 12/11/2008 (M)(S)		500
1,150	0.61%, 01/15/2009 (M)(S)		1,149

			1,649

	Total short-term investments (cost $10,767)		$10,769

	Total investments (cost $682,405) (C)	99.9%	$543,307
	Other assets and liabilities	0.1%	334

	Total net assets	100.0%	$543,641

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 5.07% of total net assets at October 31, 2008.

Foreign securities that are principally traded on certain foreign markets are adjusted daily pursuant to a third party pricing service methodology approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of the foreign market but before the close of the New York Stock Exchange.

(C)	At October 31, 2008, the cost of securities for federal income tax purposes was $691,460 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$12,045
Unrealized Depreciation	(160,198)

Net Unrealized Depreciation	$(148,153)

(D)	Currently non-income producing.

(M)	The interest rate disclosed for these securities represents the effective yield on the date of acquisition.

(S)	Security pledged as initial margin deposit for open futures contracts at October 31, 2008.

Futures Contracts Outstanding at October 31, 2008

				Unrealized
	Number of		Expiration	Appreciation/
Description	Contracts*	Position	Month	(Depreciation)

Russell 2000 Mini Futures	73	Long	Dec 2008	$194

* The number of contracts does not omit 000’s.

Forward Foreign Currency Contracts Outstanding at October 31, 2008

				Unrealized
	Market	Contract	Delivery	Appreciation/
Description	Value (W)	Amount	Date	(Depreciation)

Euro (Buy)	$46	$47	11/04/08	$(1)
Euro (Buy)	662	662	11/05/08	—

				$(1)

(W)	See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

The Hartford SmallCap Growth Fund

Schedule of Investments
October 31, 2008
(000’s Omitted)

		Market
Shares		Value (W)
COMMON STOCK — 96.2%
	Automobiles & Components — 0.4%
26	Fuel Systems Solutions, Inc. (D)	$715
32	Tenneco Automotive, Inc. (D)	154

		869

	Banks — 0.1%
3	SVB Financial Group (D)	167

	Capital Goods — 10.5%
23	A.O. Smith Corp.	726
38	Actuant Corp. Class A	681
73	Acuity Brands, Inc.	2,570
27	Applied Industrial Technologies, Inc.	549
13	Axsys Technologies, Inc. (D)	852
11	Beacon Roofing Supply, Inc. (D)	145
27	Belden, Inc.	559
13	Bucyrus International, Inc.	321
46	Ceradyne, Inc. (D)	1,090
36	Chart Industries, Inc. (D)	497
4	CIRCOR International, Inc.	121
4	Clarcor, Inc.	141
18	Columbus McKinnon Corp. (D)	253
4	Curtis-Wright Corp.	135
9	EMCOR Group, Inc. (D)	156
5	Energy Conversion Devices, Inc. (D)	158
4	ESCO Technologies, Inc. (D)	135
66	Esterline Technologies Corp. (D)	2,377
13	Furmanite Corp. (D)	103
5	Gorman Rupp Co.	162
26	Graco, Inc.	631
68	GrafTech International Ltd. (D)	551
26	Graham Corp.	536
19	GT Solar International, Inc. (D)	89
4	Heico Corp.	141
5	II-VI, Inc. (D)	150
17	Insteel Industries, Inc.	173
22	Lennox International, Inc.	653
10	Lindsay Corp.	452
5	Michael Baker Corp. (D)	129
12	NN, Inc.	85
4	Nordson Corp.	157
12	Orbital Sciences Corp. (D)	238
32	Perini Corp. (D)	602
12	Powell Industries, Inc. (D)	213
4	Raven Industries	118
56	Robbins & Myers, Inc.	1,146
34	Sun Hydraulics Corp.	703
31	Teledyne Technologies, Inc. (D)	1,408
6	Thermadyne Holdings Corp. (D)	59
27	Titan International, Inc.	318
10	Titan Machinery, Inc. (D)	120
6	TransDigm Group, Inc. (D)	172
9	Trex Co., Inc. (D)	154
8	Triumph Group, Inc.	346
7	Wabtec Corp.	287
4	Watsco, Inc.	155
6	Woodward Governor Co.	199

		21,716

	Commercial & Professional Services — 4.2%
7	American Ecology Corp.	122
11	Casella Waste Systems, Inc. (D)	57
3	Clean Harbors, Inc. (D)	198
30	Comsys IT Partners, Inc. (D)	181
17	Consolidated Graphics, Inc. (D)	225
5	CoStar Group, Inc. (D)	165
9	Herman Miller, Inc.	193
13	Knoll, Inc.	188
8	Korn/Ferry International (D)	114
70	Manpower, Inc.	2,179
7	Navigant Consulting, Inc. (D)	120
29	PeopleSupport, Inc. (A)(D)	349
21	PRG-Schultz International (D)	87
9	Resources Connection, Inc. (D)	151
44	Steelcase, Inc.	405
9	Tetra Tech, Inc. (D)	209
13	TrueBlue, Inc. (D)	104
9	Waste Connections, Inc. (D)	294
82	Watson Wyatt Worldwide, Inc.	3,457

		8,798

	Consumer Durables & Apparel — 2.8%
3	Deckers Outdoor Corp. (D)	213
8	Fossil, Inc. (D)	145
61	Jakks Pacific, Inc. (D)	1,362
82	Liz Claiborne, Inc.	664
5	Polaris Industries, Inc.	176
30	Skechers U.S.A., Inc. Class A (D)	407
7	True Religion Apparel, Inc. (D)	126
42	Tupperware Brands Corp.	1,061
47	Warnaco Group, Inc. (D)	1,403
7	Wolverine World Wide, Inc.	156

		5,713

	Consumer Services — 4.8%
4	American Public Education, Inc. (D)	182
5	Bally Technologies, Inc. (D)	122
4	Buffalo Wild Wings, Inc. (D)	122
7	CEC Entertainment, Inc. (D)	172
15	Corinthian Colleges, Inc. (D)	216
24	CPI Corp.	177
14	DeVry, Inc.	794
28	ITT Educational Services, Inc. (D)	2,475
4	Matthews International Corp. Class A	179
6	P. F. Chang’s China Bistro, Inc. (D)	124
20	Pre-Paid Legal Services, Inc. (D)	802
5	Strayer Education, Inc.	1,041
75	Thinkorswim Group, Inc. (D)	599
121	WMS Industries, Inc. (D)	3,023

		10,028

	Diversified Financials — 0.8%
4	Cash America International, Inc.	154
8	Ezcorp, Inc. (D)	134
3	Greenhill & Co., Inc.	177
5	Interactive Brokers Group (D)	115
11	Knight Capital Group, Inc. (D)	153
12	optionsXpress Holdings, Inc.	209
12	Pzena Investment Management, Inc.	52
34	Waddell and Reed Financial, Inc. Class A	495
5	World Acceptance Corp. (D)	85

		1,574

	Energy — 9.1%
4	Arena Resources, Inc. (D)	121
144	ATP Oil & Gas Corp. (D)	1,736
85	Aventine Renewable Energy Holdings, Inc. (D)	165

The accompanying notes are an integral part of these financial statements.

		Market
Shares		Value (W)

COMMON STOCK — (continued)

	Energy — (continued)
30	Berry Petroleum Co.	$686
13	Bolt Technology Corp. (D)	106
4	Carbo Ceramics, Inc.	157
3	Clayton Williams Energy, Inc. (D)	126
137	Complete Production Services, Inc. (D)	1,694
60	Comstock Resources, Inc. (D)	2,925
7	Concho Resources, Inc. (D)	158
2	Contango Oil & Gas Co. (D)	131
11	Crosstex Energy, Inc.	109
43	CVR Energy, Inc. (D)	169
5	Dril-Quip, Inc. (D)	112
24	Englobal Corp. (D)	106
200	Gran Tierra Energy Corp. (D)	506
32	Grey Wolf, Inc. (D)	205
5	Gulf Island Fabrication	104
17	ION Geophysical Corp. (D)	113
7	James River Coal Co. (D)	127
6	Knightsbridge Tankers Ltd. ADR	109
3	Lufkin Industries, Inc.	147
14	Matrix Service Co. (D)	172
81	McMoRan Exploration Co. (D)	1,154
6	NATCO Group, Inc. (D)	123
13	Overseas Shipholding Group, Inc.	492
27	Parker Drilling Co. (D)	139
5	Penn Virginia Corp.	178
117	Pioneer Drilling Co. (D)	905
9	RPC, Inc.	97
75	St. Mary Land & Exploration Co.	1,864
5	Stone Energy Corp. (D)	152
25	Swift Energy Co. (D)	796
6	T-3 Energy Services, Inc. (D)	139
33	Trico Marine Services, Inc. (D)	298
52	Union Drilling, Inc. (D)	282
206	Vaalco Energy, Inc. (D)	1,094
49	W&T Offshore, Inc.	930
12	Willbros Group, Inc. (D)	191

		18,818

	Food & Staples Retailing — 1.0%
47	BJ’s Wholesale Club, Inc. (D)	1,669
6	Spartan Stores, Inc.	158
10	Winn-Dixie Stores, Inc. (D)	154

		1,981

	Food, Beverage & Tobacco — 1.3%
47	Agfeed Industries, Inc. (D)	205
5	Cal-Maine Foods, Inc.	159
121	Darling International, Inc. (D)	911
4	Diamond Foods, Inc.	122
37	Flowers Foods, Inc.	1,109
2	Ralcorp Holdings, Inc. (D)	113
7	Vector Group Ltd.	119

		2,738

	Health Care Equipment & Services — 10.1%
4	Almost Family, Inc. (D)	176
5	Amedisys, Inc. (D)	268
14	American Medical Systems Holdings (D)	157
4	Athenahealth, Inc. (D)	118
7	Catalyst Health Solutions (D)	122
9	Centene Corp. (D)	161
4	Computer Programs and Systems, Inc.	110
41	Corvel (D)	1,091
9	Cross Country Healthcare, Inc. (D)	107
13	CryoLife, Inc. (D)	180
21	Cyberonics, Inc. (D)	264
27	Cynosure, Inc. Class A (D)	236
7	Eclipsys Corp. (D)	105
4	Genoptix, Inc. (D)	125
3	Haemonetics Corp. (D)	183
42	Hanger Orthopedic Group, Inc. (D)	691
126	Healthspring, Inc. (D)	2,081
8	I-Flow Corp. (D)	44
10	Immucor, Inc. (D)	261
5	Integra LifeSciences Holdings Corp. (D)	172
84	Invacare Corp.	1,532
14	Kensey Nash Corp. (D)	343
4	LHC Group, Inc. (D)	151
124	LifePoint Hospitals, Inc. (D)	2,972
9	Masimo Corp. (D)	287
43	Merit Medical Systems, Inc. (D)	780
5	NuVasive, Inc. (D)	259
53	Owens & Minor, Inc.	2,251
35	PharMerica Corp. (D)	710
7	Psychiatric Solutions, Inc. (D)	235
10	Sirona Dental Systems, Inc. (D)	157
80	STERIS Corp.	2,706
48	Symmetry Medical, Inc. (D)	617
13	Thoratec Corp. (D)	323
42	Vnus Medical Technologies (D)	645
4	West Pharmaceutical Services	148
5	Wright Medical Group, Inc. (D)	110

		20,878

	Household & Personal Products — 1.5%
159	American Oriental Bioengineering, Inc. (D)	976
2	Chattem, Inc. (D)	159
158	Nu Skin Enterprises, Inc. Class A	2,032

		3,167

	Insurance — 1.6%
43	Allied World Assurance Holdings Ltd.	1,382
113	Amerisafe, Inc. (D)	1,955

		3,337

	Materials — 1.5%
9	Calgon Carbon Corp. (D)	125
2	Compass Minerals Group, Inc.	133
52	Headwaters, Inc. (D)	554
12	Innophos Holdings, Inc.	332
12	LSB Industries, Inc. (D)	98
7	Olympic Steel, Inc.	171
31	OM Group, Inc. (D)	666
4	Rock Tenn Co. Class A	119
3	Silgan Holdings, Inc.	146
26	Terra Industries, Inc.	561
4	Universal Stainless & Alloy Products (D)	76
5	Zep, Inc.	113

		3,094

	Media — 0.4%
18	Arbitron, Inc.	596
5	Interactive Data Corp.	126
6	Marvel Entertainment, Inc. (D)	208

		930

The accompanying notes are an integral part of these financial statements.

The Hartford SmallCap Growth Fund

Schedule of Investments — (continued)
October 31, 2008
(000’s Omitted)

		Market
Shares		Value (W)

COMMON STOCK — (continued)
	Pharmaceuticals, Biotechnology & Life Sciences — 14.9%
110	Acadia Pharmaceuticals, Inc. (D)	$209
10	Albany Molecular Research, Inc. (D)	132
6	Alexion Pharmaceuticals, Inc. (D)	263
240	Alkermes, Inc. (D)	2,368
8	Alpharma, Inc. Class A (D)	246
207	Arena Pharmaceuticals, Inc. (D)	761
12	Bio-Rad Laboratories, Inc. Class A (D)	977
50	Bruker Corp. (D)	205
145	Celera Corp. (D)	1,635
12	Cepheid, Inc. (D)	142
9	Cubist Pharmaceuticals, Inc. (D)	223
229	CV Therapeutics, Inc. (D)	2,141
193	Cytokinetics, Inc. (D)	550
7	Emergent Biosolutions, Inc. (D)	122
27	Enzon, Inc. (D)	133
19	eResearch Technology, Inc. (D)	123
345	Human Genome Sciences, Inc. (D)	1,113
35	InterMune, Inc. (D)	517
10	Isis Pharmaceuticals, Inc. (D)	139
45	Kendle International, Inc. (D)	811
13	KV Pharmaceutical Co. (D)	214
3	Life Sciences Research, Inc. (D)	56
8	Luminex Corp. (D)	149
7	Martek Biosciences Corp.	220
64	Medicines Co. (D)	1,117
16	Medicis Pharmaceutical Corp. Class A	232
4	Myriad Genetics, Inc. (D)	252
166	NPS Pharmaceuticals, Inc. (D)	1,162
13	Obagi Medical Products, Inc. (D)	112
30	Onyx Pharmaceuticals, Inc. (D)	815
8	OSI Pharmaceuticals, Inc. (D)	309
20	PDL Biopharma, Inc.	194
58	PerkinElmer, Inc.	1,035
69	Perrigo Co.	2,332
35	PharmaNet Development Group, Inc. (D)	56
48	Pharmasset, Inc. (D)	865
46	Progenics Pharmaceuticals, Inc. (D)	460
21	Questcor Pharmaceuticals (D)	164
136	Regeneron Pharmaceuticals, Inc. (D)	2,622
121	Rigel Pharmaceuticals, Inc. (D)	1,054
168	Salix Pharmaceuticals Ltd. (D)	1,547
37	Theravance, Inc. (D)	251
2	United Therapeutics Corp. (D)	167
10	Valeant Pharmaceuticals International (D)	191
38	Vertex Pharmaceuticals, Inc. (D)	983
23	VIVUS, Inc. (D)	138
25	Watson Pharmaceuticals, Inc. (D)	657
15	Xenoport, Inc. (D)	633

		30,797

	Real Estate — 0.9%
1	Alexander’s, Inc.	437
65	Anworth Mortgage Asset Corp.	378
4	Equity Lifestyle Properties, Inc.	165
15	Home Properties of New York, Inc.	597
3	Tanger Factory Outlet Center	114
4	Washington Real Estate Investment Trust	114

		1,805

	Retailing — 3.5%
79	Aeropostale, Inc. (D)	1,909
29	Big Lots, Inc. (D)	696
4	Blue Nile, Inc. (D)	125
7	The Buckle, Inc.	179
29	Charlotte Russe Holding, Inc. (D)	242
22	Citi Trends, Inc. (D)	368
23	The Finish Line, Inc.	224
5	Gymboree Corp. (D)	123
85	Hot Topic, Inc. (D)	549
40	Netflix, Inc. (D)	992
36	Nutri/System, Inc.	509
8	PetMed Express, Inc. (D)	148
4	Tractor Supply Co. (D)	185
323	Wet Seal, Inc. Class A (D)	948

		7,197

	Semiconductors & Semiconductor Equipment — 5.0%
58	Advanced Energy Industries, Inc. (D)	616
31	Amkor Technology, Inc. (D)	125
103	Applied Micro Circuits Corp. (D)	528
56	Atheros Communications, Inc. (D)	1,002
36	Entegris, Inc. (D)	96
5	Hittite Microwave Corp. (D)	148
12	Microsemi Corp. (D)	256
34	MKS Instruments, Inc. (D)	623
159	ON Semiconductor Corp. (D)	813
44	PMC - Sierra, Inc. (D)	206
6	Power Integrations, Inc. (D)	132
10	Semtech Corp. (D)	124
130	Silicon Image, Inc. (D)	595
416	Skyworks Solutions, Inc. (D)	2,966
234	TriQuint Semiconductor, Inc. (D)	1,050
68	Ultra Clean Holdings, Inc. (D)	205
24	Varian Semiconductor Equipment Associates, Inc. (D)	471
35	Volterra Semiconductor Corp. (D)	329

		10,285

	Software & Services — 11.5%
7	Advent Software, Inc. (D)	132
58	Ansys, Inc. (D)	1,652
66	AsiaInfo Holdings, Inc. (D)	733
4	Blackboard, Inc. (D)	108
9	Concur Technologies, Inc. (D)	229
74	CSG Systems International, Inc. (D)	1,235
9	CyberSource Corp. (D)	106
6	Digital River, Inc. (D)	141
81	Earthlink, Inc. (D)	560
10	Factset Research Systems, Inc.	372
4	Forrester Research, Inc. (D)	126
12	Gartner, Inc. Class A (D)	229
11	Informatica Corp. (D)	149
96	Infospace, Inc.	824
8	Interwoven, Inc. (D)	100
72	j2 Global Communications, Inc. (D)	1,154
7	Jack Henry & Associates, Inc.	137
37	JDA Software Group, Inc. (D)	530
52	Kenexa Corp. (D)	462
7	Manhattan Associates, Inc. (D)	114
28	Mantech International Corp. Class A (D)	1,491
9	Micros Systems (D)	151
67	ModusLink Global Solutions, Inc. (D)	370
81	Net 1 UEPS Technologies, Inc. (D)	1,135
18	Netscout Systems, Inc. (D)	170
145	Parametric Technology Corp. (D)	1,885

The accompanying notes are an integral part of these financial statements.

		Market
Shares		Value (W)

COMMON STOCK — (continued)

	Software & Services — (continued)
5	Pegasystems, Inc.	$60
18	Phoenix Technologies Ltd. (D)	81
3	Quality Systems	129
36	Radiant Systems, Inc. (D)	190
14	S1 Corp. (D)	88
290	Sapient Corp. (D)	1,594
17	Sohu.com, Inc. (D)	934
56	Solera Holdings, Inc. (D)	1,417
62	Sybase, Inc. (D)	1,669
12	Symyx Technologies (D)	52
40	Take-Two Interactive Software, Inc.	472
9	Taleo Corp. Class A (D)	119
66	TeleCommunication Systems, Inc. Class A (D)	453
9	Tyler Corp. (D)	124
113	United Online, Inc.	835
6	VistaPrint Ltd. (D)	107
13	Websense, Inc. (D)	257
109	Wind River Systems, Inc. (D)	956

		23,832

	Technology Hardware & Equipment — 5.2%
10	ADTRAN, Inc.	145
60	Arris Group, Inc. (D)	416
58	Avocent Corp. (D)	871
68	Benchmark Electronics, Inc. (D)	819
11	Cognex Corp.	177
4	Comtech Telecommunications Corp. (D)	216
8	Data Domain, Inc. (D)	149
184	Emulex Corp. (D)	1,751
92	Extreme Networks, Inc. (D)	169
10	Foundry Networks, Inc. (D)	152
16	Harmonic, Inc. (D)	113
47	Ingram Micro, Inc. (D)	631
14	Interdigital, Inc. (D)	305
7	IPG Photonics Corp. (D)	96
3	MTS Systems Corp.	108
36	Multi-Fineline Electronix, Inc. (D)	422
11	Netezza Corp. (D)	110
7	PC-Tel, Inc.	44
40	Plexus Corp. (D)	738
8	Polycom, Inc. (D)	166
72	QLogic Corp. (D)	869
93	Starent Networks Corp. (D)	934
8	Synaptics, Inc. (D)	233
8	Tekelec (D)	107
67	TTM Technologies, Inc. (D)	481
130	Vishay Intertechnology, Inc. (D)	560

		10,782

	Telecommunication Services — 1.8%
48	Atlantic Tele-Network, Inc.	1,178
39	Centennial Cellular Corp. Class A (D)	139
10	Iowa Telecommunications Services, Inc.	153
34	NTELOS Holdings Corp.	876
11	Premiere Global Services, Inc. (D)	110
3	Shenandoah Telecommunications Co.	68
34	Syniverse Holdings, Inc. (D)	640
72	TW Telecom, Inc. (D)	508

		3,672

	Transportation — 2.9%
8	Heartland Express, Inc.	128
78	Hub Group, Inc. (D)	2,457
10	Knight Transportation, Inc.	158
37	Landstar System, Inc.	1,409
4	Old Dominion Freight Line, Inc. (D)	121
10	Pacer International, Inc.	111
78	Werner Enterprises, Inc.	1,538

		5,922

	Utilities — 0.4%
28	UniSource Energy Corp.	778

	Total common stock (cost $265,742)	$198,878

Principal
Amount

SHORT-TERM INVESTMENTS — 3.3%
	Repurchase Agreements — 3.1%

Banc of America Securities TriParty Joint Repurchase Agreement (maturing on 11/03/2008 in the amount of $2,494, collateralized by FHLMC 4.50% — 6.00%, 2023 — 2038, FNMA 4.50% — 6.50%, 2021 — 2038, value of $2,553)

$2,494	0.25% dated 10/31/2008	$2,494
	BNP Paribas Securities Corp. Repurchase Agreement (maturing on 11/03/2008 in the amount of $488, collateralized by U.S. Treasury Bond 5.50%, 2028, U.S. Treasury Note 7.50%, 2016, value of $496)
488	0.15% dated 10/31/2008	488
	BNP Paribas Securities Corp. TriParty Joint Repurchase Agreement (maturing on 11/03/2008 in the amount of $270, collateralized by FNMA 5.50%, 2037, value of $276)
270	0.25% dated 10/31/2008	270
	Deutsche Bank Securities Joint Repurchase Agreement (maturing on 11/03/2008 in the amount of $11, collateralized by U.S. Treasury Bill 0.50%, 2009, value of $11)
11	0.08% dated 10/31/2008	11

Deutsche Bank Securities TriParty Joint Repurchase Agreement (maturing on 11/03/2008 in the amount of $1,158, collateralized by FHLMC 5.00% — 7.00%, 2020 — 2038, GNMA 6.00% — 7.00%, 2037 — 2038, value of $1,181)

1,158	0.25% dated 10/31/2008	1,158
	JP Morgan Chase TriParty Joint Repurchase Agreement (maturing on 11/03/2008 in the amount of $1,526, collateralized by FNMA 5.00% — 7.00%, 2017 — 2038, value of $1,557)
1,526	0.23% dated 10/31/2008	1,526
	RBS Greenwich Capital Markets Repurchase Agreement (maturing on 11/03/2008 in the amount of $393, collateralized by U.S. Treasury Note 4.13%, 2012, value of $401)
393	0.10% dated 10/31/2008	393

The accompanying notes are an integral part of these financial statements.

The Hartford SmallCap Growth Fund

Schedule of Investments — (continued)
October 31, 2008
(000’s Omitted)

Principal			Market
Amount			Value (W)

SHORT-TERM INVESTMENTS — (continued)

	Repurchase Agreements — (continued)
	UBS Securities, Inc. Repurchase Agreement (maturing on 11/03/2008 in the amount of $79, collateralized by U.S. Treasury Bond 6.13%, 2027, value of $80)
$79	0.08% dated 10/31/2008		$79

			6,419

Shares

	Securities Purchased with Proceeds from Security Lending — 0.0%
	Cash Collateral Reinvestment Fund:
56	Goldman Sachs FS Prime Obligation/Institutional Fund (G)		56

Principal
Amount

	U.S. Treasury Bills — 0.2%
$375	1.71%, 01/15/2009 (M)		375

	Total short-term investments (cost $6,849)		$6,850

	Total investments (cost $272,591) (C)	99.5%	$205,728
	Other assets and liabilities	0.5%	1,078

	Total net assets	100.0%	$206,806

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 1.67% of total net assets at October 31, 2008.

Foreign securities that are principally traded on certain foreign markets are adjusted daily pursuant to a third party pricing service methodology approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of the foreign market but before the close of the New York Stock Exchange.

(C)	At October 31, 2008, the cost of securities for federal income tax purposes was $276,461 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$5,784
Unrealized Depreciation	(76,517)

Net Unrealized Depreciation	$(70,733)

(A)	The aggregate value of securities valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Fund’s Board of Directors at October 31, 2008, was $349, which represents 0.17% of total net assets. This calculation excludes securities that are principally traded on certain foreign markets and whose prices were adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

(D)	Currently non-income producing.

(G)	Security lending collateral related to a security sold, but not yet settled, on loan at October 31, 2008.

(M)	The interest rate disclosed for these securities represents the effective yield on the date of acquisition.

Futures Contracts Outstanding at October 31, 2008

				Unrealized
	Number of		Expiration	Appreciation/
Description	Contracts*	Position	Month	(Depreciation)

Russell 2000 Mini Futures	68	Long	Dec 2008	$(84)

* The number of contracts does not omit 000’s.

Cash of $300 was pledged as initial margin deposit for open futures contracts at October 31,2008.

(W)	See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

The Hartford Stock Fund

Schedule of Investments
October 31, 2008
(000’s Omitted)

		Market
Shares		Value (W)
COMMON STOCK — 99.3%
	Automobiles & Components — 0.5%
100	Honda Motor Co., Ltd.	$2,477

	Banks — 2.6%
133	Banco Itau Holding Financeira S.p.A. ADR	1,470
871	National City Corp.	2,352
14	PNC Financial Services Group, Inc.	947
80	Standard Chartered plc	1,314
766	Washington Mutual, Inc. Private Placement (A)(H)	43
187	Wells Fargo & Co.	6,363

		12,489

	Capital Goods — 5.4%
974	General Electric Co.	19,003
120	Honeywell International, Inc.	3,660
58	Siemens AG ADR	3,488

		26,151

	Commercial & Professional Services — 1.3%
147	Monster Worldwide, Inc. (D)	2,092
136	Waste Management, Inc.	4,235

		6,327

	Diversified Financials — 15.1%
578	Bank of America Corp.	13,967
116	Capital One Financial Corp.	4,546
418	Discover Financial Services, Inc.	5,126
105	Goldman Sachs Group, Inc.	9,666
490	Invesco Ltd. (G)	7,311
429	JP Morgan Chase & Co.	17,705
361	Merrill Lynch & Co., Inc.	6,718
17	UBS AG (D)	293
440	UBS AG ADR (D)	7,428

		72,760

	Energy — 13.1%
138	Cameco Corp.	2,245
42	Canadian Natural Resources Ltd. ADR	2,102
155	Chesapeake Energy Corp. (G)	3,397
61	Consol Energy, Inc.	1,924
38	EnCana Corp. (G)	1,924
38	EOG Resources, Inc.	3,083
209	Exxon Mobil Corp.	15,506
173	Hess Corp.	10,416
224	Marathon Oil Corp.	6,513
253	OAO Gazprom Class S ADR	5,035
8	Occidental Petroleum Corp.	417
66	Reliance Industries GDR (I)	3,664
49	Schlumberger Ltd.	2,546
73	Suncor Energy, Inc. ADR	1,739
77	XTO Energy, Inc.	2,768

		63,279

	Food & Staples Retailing — 4.1%
313	Safeway, Inc. (G)	6,651
227	Supervalu, Inc.	3,234
174	Walgreen Co.	4,420
99	Wal-Mart Stores, Inc.	5,547

		19,852

	Food, Beverage & Tobacco — 3.7%
1	Japan Tobacco, Inc.	4,591
184	PepsiCo, Inc.	10,507
105	Unilever N.V. NY Shares ADR	2,520

		17,618

	Health Care Equipment & Services — 3.2%
147	Medtronic, Inc.	5,937
388	UnitedHealth Group, Inc.	9,212

		15,149

	Household & Personal Products — 0.6%
46	Procter & Gamble Co.	2,956

	Materials — 3.7%
370	Alcoa, Inc.	4,260
93	ArcelorMittal ADR (G)	2,431
83	Cliff’s Natural Resources, Inc.	2,235
107	Freeport-McMoRan Copper & Gold, Inc.	3,099
26	Monsanto Co.	2,304
39	Potash Corp. of Saskatchewan, Inc.	3,342

		17,671

	Media — 5.0%
724	Comcast Corp. Class A	11,415
645	Time Warner, Inc.	6,511
299	Viacom, Inc. Class B (D)(G)	6,047

		23,973

	Pharmaceuticals, Biotechnology & Life Sciences — 11.0%
77	Astellas Pharma, Inc.	3,109
59	AstraZeneca plc	2,493
116	Daiichi Sankyo Co., Ltd.	2,379
86	Eisai Co., Ltd.	2,790
539	Elan Corp. plc ADR (D)(G)	4,110
148	Eli Lilly & Co.	5,002
132	Merck & Co., Inc.	4,082
544	Schering-Plough Corp.	7,887
299	Shionogi & Co., Ltd.	5,087
90	UCB S.A.	2,290
114	Vertex Pharmaceuticals, Inc. (D)(G)	2,975
330	Wyeth	10,626

		52,830

	Retailing — 5.1%
2,495	Buck Holdings L.P. (A)(D)(H)	2,380
187	Kohl’s Corp. (D)	6,552
284	Lowe’s Co., Inc.	6,158
144	Nordstrom, Inc. (G)	2,603
350	Staples, Inc. (G)	6,800

		24,493

	Semiconductors & Semiconductor Equipment — 5.0%
419	Applied Materials, Inc.	5,407
194	Lam Research Corp. (D)	4,344
580	Maxim Integrated Products, Inc.	7,887
336	Texas Instruments, Inc.	6,578

		24,216

	Software & Services — 6.5%
93	Accenture Ltd. Class A	3,077
264	Electronic Arts, Inc. (D)	6,007
22	Google, Inc. (D)	7,726

The accompanying notes are an integral part of these financial statements.

The Hartford Stock Fund

Schedule of Investments — (continued)
October 31, 2008
(000’s Omitted)

			Market
Shares			Value (W)

COMMON STOCK — (continued)

	Software & Services — (continued)
525	Microsoft Corp.		$11,721
191	Western Union Co.		2,919

			31,450

	Technology Hardware & Equipment — 8.1%
94	Apple, Inc. (D)(G)		10,081
818	Cisco Systems, Inc. (D)		14,529
534	Flextronics International Ltd. (D)		2,232
266	NetApp, Inc. (D)		3,598
314	Nokia Corp.		4,760
7	Nortel Networks Corp. (D)(G)		9
69	Research In Motion Ltd. (D)		3,480
11	Seagate Technology		73

			38,762

	Telecommunication Services — 1.1%
379	MetroPCS Communications, Inc. (D)(G)		5,201

	Transportation — 4.2%
689	Delta Air Lines, Inc. (D)		7,569
94	FedEx Corp.		6,112
126	United Parcel Service, Inc. Class B		6,666

			20,347

	Total common stock (cost $714,866)		$478,001

WARRANTS — 0.0%
	Banks — 0.0%
96	Washington Mutual, Inc. Private Placement (A)(H)		$—

	Total warrants (cost $ — )		$—

	Total long-term investments (cost $714,866)		$478,001

SHORT-TERM INVESTMENTS — 6.3%
	Securities Purchased with Proceeds from Security Lending — 6.3%
	Cash Collateral Reinvestment Fund:
30,451	State Street Navigator Securities Lending Prime Portfolio		$30,451

	Total short-term investments (cost $30,451)		$30,451

	Total investments (cost $745,317) (C)	105.6%	$508,452
	Other assets and liabilities	(5.6)%	(26,911)

	Total net assets	100.0%	$481,541

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 15.90% of total net assets at October 31, 2008.

Foreign securities that are principally traded on certain foreign markets are adjusted daily pursuant to a third party pricing service methodology approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of the foreign market but before the close of the New York Stock Exchange.

(C)	At October 31, 2008, the cost of securities for federal income tax purposes was $766,168 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$3,921
Unrealized Depreciation	(261,637)

Net Unrealized Depreciation	$(257,716)

(A)	The aggregate value of securities valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Fund’s Board of Directors at October 31, 2008, was $2,423, which represents 0.50% of total net assets. This calculation excludes securities that are principally traded on certain foreign markets and whose prices were adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

(D)	Currently non-income producing.

(G)	Security is partially on loan at October 31, 2008.

(I)	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at October 31, 2008, was $3,664, which represents 0.76% of total net assets.

(H)	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Acquired	Shares	Security	Basis
06/2007	2,495	Buck Holdings L.P.	$2,497
04/2008	96	Washington Mutual, Inc. Private Placement Warrants	—
04/2008	766	Washington Mutual, Inc. Private Placement	6,700

The aggregate value of these securities at October 31, 2008 was $2,423 which represents 0.50% of total net assets.

Forward Foreign Currency Contracts Outstanding at October 31, 2008

				Unrealized
	Market	Contract	Delivery	Appreciation/
Description	Value (W)	Amount	Date	(Depreciation)

British Pound (Sell)	$52	$53	11/04/08	$1
British Pound (Sell)	475	475	11/05/08	—
Euro (Buy)	10,733	10,650	12/03/08	83
Euro (Buy)	10,734	10,842	12/03/08	(108)
Euro (Sell)	21,467	24,767	12/03/08	3,300
Japanese Yen (Buy)	813	827	11/04/08	(14)
Japanese Yen (Sell)	238	241	11/06/08	3

				$3,265

(W)	See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

The Hartford Strategic Income Fund

Schedule of Investments
October 31, 2008
(000’s Omitted)

Principal		Market
Amount		Value (W)
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES — 5.5%
	Finance — 5.5%
	Bank of America Credit Card Trust
$500	5.17%, 06/15/2019	$367
	Bayview Commercial Asset Trust
1,251	7.50%, 09/25/2037 (H)(?)	143
	Bayview Financial Acquisition Trust
250	8.05%, 08/28/2047 (H)	138
	Bear Stearns Commercial Mortgage Securities, Inc.
600	5.71%, 06/11/2040 (I)(L)	278
	CBA Commercial Small Balance Commercial Mortgage
4,744	7.25%, 07/25/2039 (H)(?)	451
	Commercial Mortgage Pass-Through Certificates
600	5.79%, 06/10/2046 (L)	392
	Credit-Based Asset Servicing and Securitization
89	3.53%, 05/25/2036 (H)(L)	72
	GMAC Mortgage Corp. Loan Trust
555	6.05%, 12/25/2037 (H)(L)	282
	Greenwich Capital Commercial Funding Corp.
299	5.24%, 11/05/2021 (H)(L)	60
323	5.45%, 11/05/2021 (H)(L)	65
5,000	5.74%, 12/10/2049 (L)	3,724
	GS Mortgage Securities Corp. II Class C
500	5.80%, 08/10/2045 (L)	232
	Honda Automotive Receivables Owner Trust
450	5.28%, 01/23/2012	439
	IMPAC Commercial Mortgage Backed Trust
295	4.76%, 02/25/2036 (H)(L)	124
	JP Morgan Chase Commercial Mortgage Securities Corp.
500	6.06%, 02/15/2051 (L)	242
105	6.20%, 02/12/2051 (I)(L)	51
	Lehman Brothers Small Balance Commercial
688	5.91%, 06/25/2037 (A)(H)	571
	MBNA Credit Card Master Note Trust
300	6.80%, 07/15/2014 (H)	237
	Merrill Lynch Mortgage Trust
600	5.24%, 11/12/2037 (L)	387
	Morgan Stanley Capital I
1,067	4.97%, 04/14/2040	883
500	5.69%, 04/15/2049 (L)	305
600	5.73%, 04/15/2049 (I)(L)	278
	Renaissance Home Equity Loan Trust, Class M5
100	7.00%, 09/25/2037 (H)	13
	Renaissance Home Equity Loan Trust, Class M8
125	7.00%, 09/25/2037 (H)	12
	USAA Automotive Owner Trust
495	4.63%, 05/15/2012	486
	Wachovia Bank Commercial Mortgage Trust
970	5.79%, 07/15/2045 (L)	623
	Wachovia Bank Commercial Mortgage Trust
500	5.87%, 07/15/2045 (L)	279
142,934	10.00%, 02/15/2051 (H)(?)	217
	Wells Fargo Alternative Loan Trust
615	6.25%, 11/25/2037 (H)	457

	Total asset & commercial mortgage backed securities (cost $16,491)	$11,808

CORPORATE BONDS: INVESTMENT GRADE — 27.4%
	Basic Materials — 1.4%
	Consol Energy, Inc.
$430	7.88%, 03/01/2012	$370
	International Paper Co.
1,190	7.40%, 06/15/2014	1,000
	Kimberly-Clark Corp.
1,620	7.50%, 11/01/2018	1,645

		3,015

	Capital Goods — 0.7%
	Embraer Overseas Ltd.
1,000	6.38%, 01/24/2017	650
	Xerox Corp.
1,135	6.35%, 05/15/2018	832

		1,482

	Consumer Cyclical — 1.0%
	CRH America, Inc.
2,500	8.13%, 07/15/2018 #	2,054
	Home Depot, Inc.
221	5.88%, 12/16/2036	132

		2,186

	Consumer Staples — 0.6%
	PepsiCo, Inc.
1,154	7.90%, 11/01/2018	1,217

	Energy — 0.7%
	Kazmunaigaz Finance Sub B.V.
800	8.38%, 07/02/2013 (I)	536
	Lukoil International Finance B.V.
1,050	6.66%, 06/07/2022 (H)	493
	TNK-BP Finance S.A.
100	6.63%, 03/20/2017 (H)	42
1,100	7.50%, 03/13/2013 — 07/18/2016 (H)	532

		1,603

	Finance — 14.8%
	American General Finance Corp.
215	3.09%, 08/17/2011 (L)	92
	American Real Estate Partners L.P.
775	7.13%, 02/15/2013	488
	Bank of America Corp.
1,135	5.65%, 05/01/2018	975
897	8.00%, 01/30/2018 (L)#(CC)	672
	Berkshire Hathaway Finance Corp.
1,440	5.00%, 08/15/2013 (I)	1,371
	CIT Group, Inc.
683	6.10%, 03/15/2067 (L)	116
	Citigroup, Inc.
974	8.30%, 12/21/2057 (L)#	669
738	8.40%, 04/30/2018 (L)#(CC)	513
	COX Communications, Inc.
1,092	6.25%, 06/01/2018 (I)#	891

The accompanying notes are an integral part of these financial statements.

The Hartford Strategic Income Fund

Schedule of Investments — (continued)
October 31, 2008
(000’s Omitted)

Principal			Market
Amount (B)			Value (W)

CORPORATE BONDS: INVESTMENT GRADE — (continued)

		Finance — (continued)
		Federal National Mortgage Association
	$5,220	2.88%, 10/12/2010	5,202
		General Electric Capital Corp.
	2,300	5.88%, 01/14/2038	1,641
		Goldman Sachs Capital Trust II
	2,542	5.79%, 06/01/2012 (L)(CC)	1,167
		HSBK Europe B.V.
	750	7.25%, 05/03/2017 (H)	330
		International Lease Finance Corp.
	1,500	6.63%, 11/15/2013	974
		JP Morgan Chase & Co.
	2,200	6.40%, 05/15/2038	1,889
	1,335	7.90%, 04/30/2018 (CC)	1,082
		Kuzneski (Bank of Moscow)
	700	7.50%, 11/25/2015 (L)	251
		Morgan Stanley
	408	5.45%, 01/09/2017	326
BRL	1,400	10.09%, 05/03/2017 (H)	388
		National City Bank of Ohio
	600	4.50%, 03/15/2010	555
		National City Corp.
	1,052	12.00%, 12/10/2012 (CC)	958
		Progressive Corp.
	2,000	6.70%, 06/15/2037 (L)	1,191
		Prudential Financial, Inc.
	1,224	8.88%, 06/15/2038 (L)	705
		RBS Capital Trust IV
	2,050	4.56%, 09/30/2014 (L)(CC)	923
		Rio Tinto Finance USA Ltd.
	1,260	5.88%, 07/15/2013	1,075
		RSHB Capital
	800	6.97%, 09/21/2016 (H)(L)	400
		State Street Capital Trust III
	1,235	8.25%, 03/15/2011 (L)(CC)	1,064
		TransCapitalInvest Ltd.
	900	8.70%, 08/07/2018 (H)	531
		UBS Preferred Funding Trust I
	1,250	8.62%, 10/01/2010 (CC)	927
		Unicredito Italiano Capital Trust
	2,000	9.20%, 10/05/2010 (I)(CC)	1,360
		UnitedHealth Group, Inc.
	1,500	6.88%, 02/15/2038	1,070
		USB Capital IX
	1,830	6.19%, 04/15/2011 (L)(CC)	952
		VTB Capital S.A.
	700	6.61%, 10/31/2012 (H)	388
		Wachovia Corp.
	37	7.98%, 03/15/2018 (L)(CC)	28
		Wells Fargo Capital XIII
	808	7.70%, 03/26/2013 (L)(CC)	661

			31,825

		Health Care — 1.1%
		Covidien International
	1,500	6.55%, 10/15/2037	1,186
		CVS Caremark Corp.
	1,500	6.30%, 06/01/2037 (L)	1,050
		Glaxosmithkline Capital, Inc.
	273	6.38%, 05/15/2038	231

			2,467

		Services — 0.1%
		News America, Inc.
	272	6.15%, 03/01/2037	198

		Technology — 4.7%
		Deutsche Telekom International Finance B.V.
	900	5.38%, 03/23/2011	842
	882	6.75%, 08/20/2018	735
		Embarq Corp.
	2,700	8.00%, 06/01/2036 #	1,782
		IBM Corp.
	1,191	6.50%, 10/15/2013	1,225
		Rogers Cable, Inc.
	390	8.75%, 05/01/2032	368
		Rogers Communications, Inc.
	1,316	6.80%, 08/15/2018	1,151
	733	7.50%, 03/15/2015	688
		Sprint Capital Corp.
	1,400	7.63%, 01/30/2011	1,162
		Telecom Italia Capital
	2,204	7.72%, 06/04/2038	1,500
		Verizon Communications, Inc.
	546	8.75%, 11/01/2018	558

			10,011

		Transportation — 0.2%
		Canadian Pacific Railway Co.
	675	5.95%, 05/15/2037	402

		Utilities — 2.1%
		AES El Savador Trust
	700	6.75%, 02/01/2016 (H)	506
		Duke Energy Corp.
	355	6.35%, 08/15/2038	296
		Pacific Gas & Electric Energy Recovery Funding LLC
	540	8.25%, 10/15/2018	550
		Public Service Co. of Colorado
	860	6.50%, 08/01/2038	748
		Southern California Edison Co.
	665	5.75%, 03/15/2014	657
		Taqa Abu Dhabi National Energy Co.
	500	5.62%, 10/25/2012 (I)	419
		TransCanada Pipelines Ltd.
	1,624	7.25%, 08/15/2038	1,287

			4,463

		Total corporate bonds: investment grade (cost $74,500)	$58,869

CORPORATE BONDS: NON-INVESTMENT GRADE — 27.2%
		Basic Materials — 2.1%
		Cenveo, Inc.
	$300	10.50%, 08/15/2016 (I)	$253
		Domtar Corp.
	700	5.38%, 12/01/2013	514
		Evraz Group S.A.
	800	8.88%, 04/24/2013 (H)	344
		Georgia-Pacific Corp.
	600	8.13%, 05/15/2011	507
		Goodyear Tire & Rubber Co.
	570	6.68%, 12/01/2009 (L)	522

The accompanying notes are an integral part of these financial statements.

Principal		Market
Amount		Value (W)

CORPORATE BONDS: NON-INVESTMENT GRADE — (continued)

	Basic Materials — (continued)
	Graham Packaging Co., Inc.
$305	8.50%, 10/15/2012	$223
185	9.88%, 10/15/2014	117
	Huntsman International LLC
100	7.88%, 11/15/2014	89
	International Coal Group, Inc.
400	10.25%, 07/15/2014	336
	MacDermid, Inc.
350	9.50%, 04/15/2017 (I)#	186
	Momentive Performance
155	9.75%, 12/01/2014	87
	New Page Corp.
675	10.00%, 05/01/2012	459
	RBS Global & Rexnord Corp.
150	11.75%, 08/01/2016	98
	Steel Dynamics, Inc.
580	7.38%, 11/01/2012	431
	Vedanta Resources plc
900	8.75%, 01/15/2014 (H)	441

		4,607

	Capital Goods — 0.2%
	Hawker Beechcraft Acquisition Co.
635	9.75%, 04/01/2017	356

	Consumer Cyclical — 4.4%
	Aramark Corp.
940	5.00%, 06/01/2012	677
	BE Aerospace, Inc.
300	8.50%, 07/01/2018	258
	D.R. Horton, Inc.
945	4.88%, 01/15/2010	810
	Desarrolladora Homes S.A.
900	7.50%, 09/28/2015 (H)	540
	Dollarama Group L.P.
700	8.88%, 08/15/2012	525
	ESCO Corp.
640	8.63%, 12/15/2013 (I)	512
	Ferrellgas Partners L.P.
870	6.75%, 05/01/2014 (I)	618
	Ingles Markets, Inc.
400	8.88%, 12/01/2011	352
	K Hovnanian Enterprises
750	11.50%, 05/01/2013 (I)	607
	KB Home & Broad Home Corp.
450	6.38%, 08/15/2011	355
	Neiman Marcus Group, Inc.
500	10.38%, 10/15/2015	333
	Parkson Retail Group Ltd.
700	7.88%, 11/14/2011 (H)	490
	Pulte Homes, Inc.
850	7.88%, 08/01/2011	720
	Supervalu, Inc.
900	7.50%, 11/15/2014	738
	Tenneco, Inc.
650	8.13%, 11/15/2015	338
	TRW Automotive, Inc.
1,200	7.25%, 03/15/2017 (I)	690
	United Components, Inc.
425	9.38%, 06/15/2013 (H)	264
	Urbi Desarrollos Urbanos
890	8.50%, 04/19/2016 (H)	623

		9,450

	Consumer Staples — 1.1%
	Appleton Papers, Inc.
400	8.13%, 06/15/2011	280
	Arantes International
900	10.25%, 06/19/2013 (H)	360
	Constellation Brands, Inc.
500	8.38%, 12/15/2014	445
	Dole Food Co., Inc.
275	8.63%, 05/01/2009	248
	MHP S.A.
800	10.25%, 11/30/2011 (H)	416
	Sino-Forest Corp.
854	9.13%, 08/17/2011 (H)	529

		2,278

	Energy — 1.9%
	Chesapeake Energy Corp.
775	7.63%, 07/15/2013	659
	Encore Acquisition Co.
700	7.25%, 12/01/2017	460
	Frontier Oil Corp.
525	8.50%, 09/15/2016	457
	Inergy L.P.
550	8.25%, 03/01/2016	422
	Noble Group Ltd.
1,800	6.63%, 03/17/2015 (H)	810
	Petrohawk Energy Corp.
725	9.13%, 07/15/2013	558
	Plains Exploration & Production Co.
450	7.63%, 06/01/2018	295
	Quicksilver Resources, Inc.
700	8.25%, 08/01/2015	486

		4,147

	Finance — 3.1%
	Alfa Bank
200	8.20%, 06/25/2012 (H)	100
	Citigroup (JSC Severstal)
710	9.25%, 04/19/2014 (H)	307
	Drummond Co., Inc.
900	7.38%, 02/15/2016 (H)	616
	Ford Motor Credit Co.
750	5.70%, 01/15/2010	557
300	9.20%, 04/15/2012 (L)	230
	General Motors Acceptance Corp.
1,721	6.75%, 12/01/2014	869
1,000	6.88%, 09/15/2011	586
	Itabo Finance S.A.
500	10.88%, 10/05/2013 (A)(H)	300
	Kazkommerts International B.V.
500	8.00%, 11/03/2015 (H)	215
	LPL Holdings, Inc.
1,070	10.75%, 12/15/2015 (H)	749
	Nuveen Investments, Inc.
700	5.00%, 09/15/2010	238
	Oceanografia S.A. de C.V.
1,100	11.25%, 07/15/2015 (H)	748

The accompanying notes are an integral part of these financial statements.

The Hartford Strategic Income Fund

Schedule of Investments — (continued)
October 31, 2008
(000’s Omitted)

Principal			Market
Amount (B)			Value (W)

CORPORATE BONDS: NON-INVESTMENT GRADE — (continued)

		Finance — (continued)
		RBS-Zero Hora Editora Journalistica
BRL	1,800	11.25%, 06/15/2017 (H)	444
		Rouse Co.
	$500	3.63%, 03/15/2009	$230
		Standard Bank (Privatbank)
	200	8.75%, 02/09/2016 (H)	30
		TuranAlem Finance B.V.
	200	7.75%, 04/25/2013 (H)	66
		Yankee Acquisition Corp.
	725	8.50%, 02/15/2015	410

			6,695

		Foreign Governments — 0.9%
		Argentina (Republic of)
	970	7.00%, 10/03/2015 (H)	192
		Indonesia (Republic of)
	1,400	7.25%, 04/20/2015 (K)	1,052
		Sri Lanka (Republic of)
	1,200	8.25%, 10/24/2012 (H)	649

			1,893

		Health Care — 1.9%
		Advanced Medical Optics, Inc.
	495	7.50%, 05/01/2017	327
		HCA, Inc.
	500	7.88%, 02/01/2011	417
	1,650	9.25%, 11/15/2016	1,402
		IASIS Healthcare Capital Corp.
	700	8.75%, 06/15/2014 #	553
		Invacare Corp.
	100	9.75%, 02/15/2015 #	90
		Psychiatric Solutions, Inc.
	600	7.75%, 07/15/2015	494
		Skilled Healthcare Group, Inc.
	600	11.00%, 01/15/2014	531
		Warner Chilcott Corp.
	300	8.75%, 02/01/2015	264

			4,078

		Services — 2.9%
		Affinion Group, Inc.
	1,000	11.50%, 10/15/2015	600
		Allied Waste North America, Inc.
	500	7.13%, 05/15/2016	440
		AMC Entertainment, Inc.
	500	11.00%, 02/01/2016	395
		Clear Channel Communications, Inc.
	400	7.65%, 09/15/2010	302
		Dex Media West LLC, Inc.
	605	9.88%, 08/15/2013	227
		DirecTV Holdings LLC
	135	7.63%, 05/15/2016 (I)	113
	475	8.38%, 03/15/2013	445
		Echostar DBS Corp.
	550	7.75%, 05/31/2015	447
		FireKeepers Development Authority
	500	13.88%, 05/01/2015 (I)	355
		Harland Clarke Holdings
	455	9.50%, 05/15/2015 #	218
		Harrah’s Operating Co., Inc.
	790	10.75%, 02/01/2016 (I)	$257
		Iron Mountain, Inc.
	485	8.00%, 06/15/2020	381
		MGM Mirage, Inc.
	1,175	6.75%, 09/01/2012 — 04/01/2013	742
	450	8.50%, 09/15/2010	312
		Pinnacle Entertainment, Inc.
	380	8.75%, 10/01/2013	287
		TL Acquisitions, Inc.
	485	10.50%, 01/15/2015 (I)	289
		Videotron Ltee
	475	6.88%, 01/15/2014	394

			6,204

		Technology — 5.4%
		Advanced Micro Devices, Inc.
	250	5.75%, 08/15/2012 (X)	104
		Bio-Rad Laboratories, Inc.
	300	7.50%, 08/15/2013	264
		Canwest MediaWorks L.P.
	535	9.25%, 08/01/2015 (I)	326
		CCH I Holdings LLC
	300	9.92%, 04/01/2014	75
		Charter Communications Operating LLC
	800	8.00%, 04/30/2012 (I)	616
	925	10.88%, 09/15/2014 (I)	752
		Cricket Communications, Inc.
	145	9.38%, 11/01/2014	118
		CSC Holdings, Inc.
	1,250	7.63%, 04/01/2011	1,150
		Freescale Semiconductor, Inc.
	850	9.13%, 12/15/2014	310
		Intelsat Bermuda Ltd.
	370	11.25%, 06/15/2016 #	316
		Intelsat Corp.
	400	9.25%, 06/15/2016 (I)	332
		Intelsat Ltd.
	1,250	7.63%, 04/15/2012	788
		Level 3 Financing, Inc.
	600	9.25%, 11/01/2014 #	342
		Maxcom Telecomunicaciones
	1,060	11.00%, 12/15/2014 (H)	689
		Mediacom LLC
	1,550	7.88%, 02/15/2011	1,318
		MetroPCS Wireless, Inc.
	750	9.25%, 11/01/2014	624
		Mobile Telesystems Finance S.A.
	770	8.00%, 01/28/2012 (H)	493
		Nortel Networks Ltd.
	675	10.75%, 07/15/2016	356
		Qwest Communications International, Inc.
	1,000	7.50%, 02/15/2014 #	680
		Sanmina-Sci Corp.
	930	5.57%, 06/15/2014 (I)(L)	716
		Spansion LLC
	185	5.93%, 06/01/2013 (I)(L)	40
		Vimpelcom
	800	8.38%, 04/30/2013 (H)	480

The accompanying notes are an integral part of these financial statements.

Principal		Market
Amount		Value (W)

	Technology — (continued)
	Windstream Corp.
$1,000	8.63%, 08/01/2016	$755

		11,644

	Transportation — 0.9%
	Continental Airlines, Inc.
419	7.03%, 06/15/2011	285
	Grupo Senda Autotransporte
935	10.50%, 10/03/2015 (H)	879
	Kansas City Southern
800	9.38%, 05/01/2012	676

		1,840

	Utilities — 2.4%
	AES Corp.
325	8.00%, 10/15/2017	250
	Copano Energy LLC
600	8.13%, 03/01/2016	441
	Edison Mission Energy
160	7.50%, 06/15/2013	135
	Kinder Morgan, Inc.
550	5.15%, 03/01/2015	423
100	6.50%, 09/01/2012	87
	Majapahit Holdings, Inc.
1,570	7.88%, 06/29/2037 (H)	750
	Markwest Energy Partners L.P.
500	8.50%, 07/15/2016	368
	Mirant JPSCO Finance Ltd.
600	11.00%, 07/06/2016 (H)	516
	Mirant Mid-Atlantic LLC
626	9.13%, 06/30/2017	564
	NRG Energy, Inc.
975	7.25%, 02/01/2014	853
	Rede Empresas De Energia
850	11.13%, 04/02/2012 (H)(CC)	332
	Reliant Energy, Inc.
570	6.75%, 12/15/2014	497

		5,216

	Total corporate bonds: non-investment grade (cost $80,925)	$58,408

SENIOR FLOATING RATE INTERESTS: NON-INVESTMENT GRADE (V) — 11.3%
	Basic Materials — 2.1%
	Arizona Chemical Co.
$353	4.81%, 02/27/2013 (N)	$261
250	8.31%, 02/27/2014 (H)(N)	144
	Boise Paper Holdings LLC
2,000	10.00%, 02/20/2015 (H)(N)	1,335
	Calumet Lubricants Co., L.P.
115	4.00%, 12/29/2014 (AA)	72
864	6.80%, 01/03/2015 (N)	545
	Coffeyville Resources
235	3.78%, 12/21/2010 (N)	185
759	6.63%, 12/21/2013 (N)	596
	John Maneely Co.
675	7.66%, 12/08/2013 (N)	481
	Newpage Corp.
993	7.00%, 12/21/2014 (N)	810

		4,429

	Capital Goods — 0.8%
	MacAndrews Amg Holdings LLC
425	8.87%, 04/17/2012 (H)(N)	213
	Scitor Acquisition Corp.
495	7.37%, 09/26/2014 (H)(N)	446
	Wesco Aircraft Hardware Corp.
500	8.87%, 03/28/2014 (N)	375
	Yankee Candle Co.
1,000	5.77%, 02/06/2014 (N)(Q)	704

		1,738

	Consumer Cyclical — 1.2%
	Brand Energy & Infrastructure Services
495	6.96%, 02/07/2014 (N)	371
	Delphi Corp.
1,500	7.25%, 01/15/2009 (F)(N)	1,270
	Ford Motor Co.
739	7.59%, 12/16/2013 (N)	403
	Lear Corp.
997	5.75%, 04/25/2012 (N)	643

		2,687

	Consumer Staples — 0.6%
	Dole Food Co., Inc.
98	4.69%, 04/12/2013 (N)	70
174	5.28%, 04/12/2013 (N)	124
720	5.93%, 04/12/2013 (N)	513
	WM Wrigley Jr. Co.
604	7.75%, 08/12/2014 (N)	573

		1,280

	Energy — 0.7%
	Lyondell Chemical Co.
1,244	8.04%, 12/22/2014 (N)	735
	Turbo Beta Ltd.
1,003	14.50%, 03/12/2018 (H)(N)	883

		1,618

	Finance — 1.0%
	BNY Convergex Group LLC & EZE Castle Software
1,500	6.77%, 08/30/2013 (N)(Q)	1,185
	Chrysler Financial Services NA
495	6.82%, 08/03/2012 (N)	332
	Crescent Resources LLC
675	4.50%, 09/07/2012 (N)	228
	Realogy Corp.
105	4.47%, 10/05/2013 (AA)	67
389	6.00%, 10/05/2014 (N)	248

		2,060

	Health Care — 1.1%
	DJO Finance LLC
993	6.74%, 04/07/2013 (N)	759
	Generics International, Inc.
993	7.26%, 11/19/2014 (H)(N)	794
	Inverness Medical Innovation, Inc.
250	4.00%, 06/26/2015 (N)	166
	Mylan, Inc.
794	6.90%, 12/17/2014 (N)	678

		2,397

The accompanying notes are an integral part of these financial statements.

The Hartford Strategic Income Fund

Schedule of Investments — (continued)
October 31, 2008
(000’s Omitted)

Principal		Market
Amount		Value (W)

SENIOR FLOATING RATE INTERESTS: NON-INVESTMENT GRADE (V) — (continued)
	Services — 2.0%
	Centaur LLC
$279	9.76%, 10/30/2012 (N)	$177
	Emdeon Business Services LLC
500	8.76%, 05/16/2014 (N)	325
	Golden Nugget, Inc.
250	6.51%, 12/31/2014 (H)(N)	87
	Greenwood Racing, Inc.
1,463	5.43%, 11/14/2011 (N)	1,060
	New World Gaming Partners Ltd.
500	9.55%, 03/31/2015 (H)(N)	253
	Philosophy, Inc.
247	5.12%, 03/17/2014 (H)(N)	163
	Sirius Satellite Radio, Inc.
495	5.44%, 09/01/2012 (N)	287
	Telesat Canada
457	6.34%, 09/01/2014 (N)	347
39	6.45%, 09/01/2014 (N)	30
	West Corp.
995	8.00%, 11/08/2013 (N)	796
	WideOpenWest Finance LLC
263	10.93%, 06/29/2015 (H)(N)	131
	Yonkers Racing Corp.
743	10.69%, 08/12/2011 (N)	632

		4,288

	Technology — 0.8%
	Brocade Communications Systems, Inc.
834	7.00%, 09/30/2013 (N)	730
	Gatehouse Media Operating, Inc.
546	4.81%, 08/05/2014 (N)(Q)	113
204	5.00%, 08/05/2014 (N)(Q)	42
	Infor Global Solutions, Delayed Draw Term Loan
259	7.52%, 07/28/2012 (N)	158
	Infor Global Solutions, U.S. Term Loan
496	7.52%, 07/28/2012 (N)	302
	One Communications Corp.
471	6.89%, 06/30/2012 (N)	273

		1,618

	Utilities — 1.0%
	Astoria Generating Co. Acquisitions LLC
500	6.96%, 08/23/2013 (N)	337
	Atlas Pipeline Partners L.P.
1,000	5.68%, 07/27/2014 (N)	800
	Texas Competitive Electric Holdings Co. LLC
495	6.44%, 10/10/2014 (N)	387
495	6.66%, 10/12/2014 (N)	388
	TPF Generation Holdings LLC
375	8.01%, 12/21/2014 (N)	247

		2,159

	Total senior floating rate interests: non-investment grade (cost $32,337)	$24,274

U.S. GOVERNMENT AGENCIES — 24.1%
	Federal Home Loan Mortgage Corporation — 6.3%
	Mortgage Backed Securities:
$9,079	6.50%, 2037 — 2038	$9,206

	Notes:
1,300	4.13%, 2013	1,293
3,000	4.88%, 2013	3,083

		4,376

		13,582

	Federal National Mortgage Association — 15.1%
	Mortgage Backed Securities:
15,895	6.50%, 2037 — 2038	16,121
4,996	6.50%, 2038 (Q)	5,066
10,839	7.00%, 2037 — 2038	11,189

		32,376

	Other Government Agencies — 2.7%
	Small Business Administration Participation Certificates:
2,934	5.16%, 2028	2,866
2,931	5.31%, 2027	2,873

		5,739

	Total U.S. government agencies (cost $52,467)	$51,697

U.S. GOVERNMENT SECURITIES — 3.1%
	U.S. Treasury Securities — 3.1%
	U.S. Treasury Notes:
$6,041	2.75%, 2013 (S)	$6,020
475	3.13%, 2013	483

	Total U.S. government securities (cost $6,520)	$6,503

	Total long-term investments (cost $263,240)	$211,559

Shares

SHORT-TERM INVESTMENTS — 3.2%
	Investment Pools and Funds — 0.0%
90	State Street Bank Money Market Fund	$90

Principal
Amount

	Repurchase Agreements — 3.2%
	BNP Paribas Securities Corp. Repurchase Agreement (maturing on 11/03/2008 in the amount of $3,466, collateralized by U.S. Treasury Bond 5.50%, 2028, U.S. Treasury Note 7.50%, 2016, value of $3,527)
$3,466	0.15% dated 10/31/2008	3,466
	RBS Greenwich Capital Markets Repurchase Agreement (maturing on 11/03/2008 in the amount of $2,793, collateralized by U.S. Treasury Note 4.13%, 2012, value of $2,849)
2,793	0.10% dated 10/31/2008	2,793

The accompanying notes are an integral part of these financial statements.

Principal			Market
Amount			Value (W)

SHORT-TERM INVESTMENTS — (continued)

	Repurchase Agreements — (continued)
	UBS Securities, Inc. Repurchase Agreement (maturing on 11/03/2008 in the amount of $561, collateralized by U.S. Treasury Bond 6.13%, 2027, value of $569)
$561	0.08% dated 10/31/2008		$561

			6,820

	Total short-term investments (cost $6,910)		$6,910

	Total investments (cost $270,150) (C)	101.8%	$218,469
	Other assets and liabilities	(1.8)%	(3,797)

	Total net assets	100.0%	$214,672

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 12.96% of total net assets at October 31, 2008.

Foreign securities that are principally traded on certain foreign markets are adjusted daily pursuant to a third party pricing service methodology approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of the foreign market but before the close of the New York Stock Exchange.

(C)	At October 31, 2008, the cost of securities for federal income tax purposes was $270,189 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$306
Unrealized Depreciation	(52,026)

Net Unrealized Depreciation	$(51,720)

#	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.
(A)	The aggregate value of securities valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Fund’s Board of Directors at October 31, 2008, was $871, which represents 0.41% of total net assets. This calculation excludes securities that are principally traded on certain foreign markets and whose prices were adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.
(AA)	The interest rate disclosed for these securities represents an estimated average coupon as of October 31, 2008.
(CC)	Perpetual maturity security. Maturity date shown is the first call date.
(F)	The company is in bankruptcy. The investment held by the fund is not in default.
(I)	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at October 31, 2008, was $11,846, which represents 5.52% of total net assets.
(K)	Securities contain some restrictions as to public resale. These securities comply with Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933, and are determined to be liquid. At October 31, 2008, the market value of these securities amounted to $1,052 or 0.49% of net assets.
(L)	Variable rate securities; the rate reported is the coupon rate in effect at October 31, 2008.
(N)	The interest rate disclosed for these securities represents the average coupon as of October 31, 2008.
(?)	The interest rates disclosed for interest only strips represent effective yields based upon estimated future cash flows at October 31, 2008.
(Q)	The cost of securities purchased on a when-issued or delayed delivery basis at October 31, 2008 was $7,037.
(V)	Senior floating rate interests in which the Fund invests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate (LIBOR), (ii) the prime rate offered by one or more major United States Banks, or (iii) the bank’s certificate of deposit rate. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. The interest rate indicated is the rate in effect at October 31, 2008.
(X)	Convertible security.

(B)	All principal amounts are in U.S. dollars unless otherwise indicated.

BRL	— Brazilian Real

(H)	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period
Acquired	Par	Security	Cost Basis
04/2008	$700	AES El Savador Trust, 6.75%, 02/01/2016 - Reg S	$650
06/2007 – 08/2007	200	Alfa Bank, 8.20%, 06/25/2012 - 144A	196
06/2008	900	Arantes International, 10.25%, 06/19/2013 - 144A	891
05/2008	970	Argentina (Republic of), 7.00%, 10/03/2015	720
09/2007	250	Arizona Chemical Co., 8.31%, 02/27/2014	230
08/2007	1,251	Bayview Commercial Asset Trust, 7.50%, 09/25/2037 - 144A	174
07/2007	250	Bayview Financial Acquisition Trust, 8.05%, 08/28/2047	250
02/2008 – 08/2008	2,000	Boise Paper Holdings LLC, 10.00%, 02/20/2015	1,890
05/2007	4,744	CBA Commercial Small Balance Commercial Mortgage, 7.25%, 07/25/2039 - 144A	400
05/2007 – 11/2007	710	Citigroup (JSC Severstal), 9.25%, 04/19/2014 - Reg S	757
07/2007	89	Credit-Based Asset Servicing and Securitization, 3.53%, 05/25/2036 - 144A	87
01/2008 – 08/2008	900	Desarrolladora Homes S.A., 7.50%, 09/28/2015	898
08/2008	900	Drummond Co., Inc., 7.38%, 02/15/2016 - 144A	788
04/2008 – 06/2008	800	Evraz Group S.A., 8.88%, 04/24/2013 - 144A	808
11/2007	993	Generics International, Inc., 7.26%, 11/19/2014	983

The accompanying notes are an integral part of these financial statements.

The Hartford Strategic Income Fund

Schedule of Investments — (continued)
October 31, 2008
(000’s Omitted)

Period
Acquired	Par	Security	Cost Basis
09/2007	$555	GMAC Mortgage Corp. Loan Trust, 6.05%, 12/25/2037	$523
06/2007	250	Golden Nugget, Inc., 6.51%, 12/31/2014	250
05/2007	299	Greenwich Capital Commercial Funding Corp., 5.24%, 11/05/2021 - 144A	289
05/2007	323	Greenwich Capital Commercial Funding Corp., 5.45%, 11/05/2021 - 144A	313
10/2007 – 05/2008	935	Grupo Senda Autotransporte, 10.50%, 10/03/2015 - 144A	932
05/2007	100	HSBK Europe B.V., 7.25%, 05/03/2017 - 144A	100
07/2007 – 01/2008	650	HSBK Europe B.V., 7.25%, 05/03/2017 - Reg S	590
05/2007	295	IMPAC Commercial Mortgage Backed Trust, 4.76%, 02/25/2036	283
05/2007 – 11/2007	500	Itabo Finance S.A., 10.88%, 10/05/2013 - 144A	514
02/2008	500	Kazkommerts International B.V., 8.00%, 11/03/2015 - 144A	424
12/2007	688	Lehman Brothers Small Balance Commercial, 5.91%, 06/25/2037 - 144A	689
09/2007 – 08/2008	1,070	LPL Holdings, Inc., 10.75%, 12/15/2015 - 144A	1,057
04/20008	1,050	Lukoil International Finance B.V., 6.66%, 06/07/2022 - Reg S	942
09/2007	425	MacAndrews Amg Holdings LLC, 8.87%, 04/17/2012	415
08/2008	1,570	Majapahit Holdings, Inc., 7.88%, 06/29/2037 - Reg S	1,319
07/2007 – 10/2008	1,060	Maxcom Telecomunicaciones, 11.00%, 12/15/2014	949
08/2007	300	MBNA Credit Card Master Note Trust, 6.80%, 07/15/2014	303
05/2007	100	MHP S.A., 10.25%, 11/30/2011 - 144A	105
06/2007 – 03/2008	700	MHP S.A., 10.25%, 11/30/2011 - Reg S	695
05/2007 – 02/2008	600	Mirant JPSCO Finance Ltd., 11.00%, 07/06/2016 - 144A	647
02/2008 – 03/2008	770	Mobile Telesystems Finance S.A., 8.00%, 01/28/2012 - Reg S	786
04/2008	1,400	Morgan Stanley, 10.09%, 05/03/2017 - 144A	711
07/2007	500	New World Gaming Partners Ltd., 9.55%, 03/31/2015	500
07/2008 – 10/2008	1,800	Noble Group Ltd., 6.63%, 03/17/2015 - 144A	1,192
07/2008 – 10/2008	1,100	Oceanografia S.A. de C.V., 11.25%, 07/15/2015 - 144A	1,010
08/2007 – 12/2007	700	Parkson Retail Group Ltd., 7.88%, 11/14/2011	703
10/2007	247	Philosophy, Inc., 5.12%, 03/17/2014	224
10/2007 – 05/2008	1,800	RBS-Zero Hora Editora Journalistica, 11.25%, 06/15/2017 - Reg S	918
05/2007 – 06/2008	850	Rede Empresas De Energia, 11.13%, 04/02/2012 - 144A	844
08/2007	100	Renaissance Home Equity Loan Trust, Class M5, 7.00%, 09/25/2037	76
08/2007	125	Renaissance Home Equity Loan Trust, Class M8, 7.00%, 09/25/2037	70
09/2007 – 01/2008	800	RSHB Capital, 6.97%, 09/21/2016	790
09/2007	495	Scitor Acquisition Corp., 7.37%, 09/26/2014	490
06/2008	854	Sino-Forest Corp., 9.13%, 08/17/2011 - Reg S	873
10/2007	400	Sri Lanka (Republic of), 8.25%, 10/24/2012 - 144A	401
01/2008 – 04/2008	800	Sri Lanka (Republic of), 8.25%, 10/24/2012 - Reg S	746
05/2007	200	Standard Bank (Privatbank), 8.75%, 02/09/2016	201
06/2007	100	TNK-BP Finance S.A., 6.63%, 03/20/2017 - Reg S	98
09/2007 – 01/2008	1,100	TNK-BP Finance S.A., 7.50%, 03/13/2013 — 07/18/2016 - 144A	1,096
07/2008 – 08/2008	900	TransCapitalInvest Ltd., 8.70%, 08/07/2018 - 144A	902
05/2008	200	TuranAlem Finance B.V., 7.75%, 04/25/2013 - Reg S	171
06/2008 – 08/2008	1,003	Turbo Beta Ltd., 14.50%, 03/12/2018	1,003
09/2008	425	United Components, Inc., 9.38%, 06/15/2013	382
10/2007 – 01/2008	890	Urbi Desarrollos Urbanos, 8.50%, 04/19/2016 - Reg S	899
06/2008	900	Vedanta Resources plc, 8.75%, 01/15/2014 - 144A	900
04/2008	800	Vimpelcom, 8.38%, 04/30/2013 - 144A	801
05/2008	700	VTB Capital S.A., 6.61%, 10/31/2012 - Reg S	697
08/2007	142,934	Wachovia Bank Commercial Mortgage Trust, 10.00%, 02/15/2051	216
03/2008	615	Wells Fargo Alternative Loan Trust, 6.25%, 11/25/2037	496
06/2007 – 10/2008	263	WideOpenWest Finance LLC, 10.93%, 06/29/2015	254

The aggregate value of these securities at October 31, 2008 was $24,273 which represents 11.31% of total net assets.

(S)	Security pledged as initial margin deposit for open futures contracts at October 31, 2008.

Futures Contracts Outstanding at October 31, 2008

				Unrealized
	Number of		Expiration	Appreciation/
Description	Contracts*	Position	Month	(Depreciation)

2 Year U.S. Treasury Note	66	Long	Dec 2008	$157
5 Year U.S. Treasury Note	50	Long	Dec 2008	(35)
10 Year U.S. Treasury Note	11	Long	Dec 2008	(37)
U.S. Long Bond	128	Long	Dec 2008	(637)

				$(552)

* The number of contracts does not omit 000’s.

(W)	See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

The Hartford Target Retirement 2010 Fund

Schedule of Investments
October 31, 2008
(000’s Omitted)

			Market
Shares			Value (W)
AFFILIATED INVESTMENT COMPANIES — 97.7%
EQUITY FUNDS — 57.0%
76	The Hartford Capital Appreciation Fund, Class Y		$1,922
38	The Hartford Disciplined Equity Fund, Class Y		363
23	The Hartford Dividend and Growth Fund, Class Y		337
42	The Hartford Fundamental Growth Fund, Class Y		330
43	The Hartford Global Growth Fund, Class Y		479
63	The Hartford Growth Fund, Class Y		755
27	The Hartford Growth Opportunities Fund, Class Y		516
51	The Hartford International Opportunities Fund, Class Y		542
26	The Hartford International Small Company Fund, Class Y		198
15	The Hartford LargeCap Growth Fund, Class Y		99
29	The Hartford Select SmallCap Value Fund, Class Y		217
31	The Hartford Small Company Fund, Class Y		443
172	The Hartford Value Fund, Class Y		1,540

	Total equity funds (cost $10,750)		$7,741

FIXED INCOME FUNDS — 40.7%
55	The Hartford Floating Rate Fund, Class Y		$390
71	The Hartford High Yield Fund, Class Y		393
138	The Hartford Income Fund, Class Y		1,143
96	The Hartford Inflation Plus Fund, Class Y		941
72	The Hartford Short Duration Fund, Class Y		661
160	The Hartford Strategic Income Fund, Class Y		1,174
90	The Hartford Total Return Bond Fund, Class Y		835

	Total fixed income funds (cost $6,415)		$5,537

	Total investments in affiliated investment companies (cost $17,165)		$13,278

EXCHANGE TRADED FUNDS — 1.7%
4	SPDR DJ Wilshire International Real Estate ETF		$117
3	SPDR DJ Wilshire REIT ETF		116

	Total investments in exchange traded funds (cost $406)		$233

	Total investments (cost $17,571) (C)	99.4%	$13,511
	Other assets and liabilities	0.6%	81

	Total net assets	100.0%	$13,592

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

(C)	At October 31, 2008, the cost of securities for federal income tax purposes was $17,769 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$—
Unrealized Depreciation	(4,258)

Net Unrealized Depreciation	$(4,258)

(W)	See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

The Hartford Target Retirement 2020 Fund

Schedule of Investments
October 31, 2008
(000’s Omitted)

			Market
Shares			Value (W)
AFFILIATED INVESTMENT COMPANIES — 98.9%
EQUITY FUNDS — 70.9%
207	The Hartford Capital Appreciation Fund, Class Y		$5,224
60	The Hartford Dividend and Growth Fund, Class Y		890
87	The Hartford Equity Income Fund, Class Y		907
76	The Hartford Fundamental Growth Fund, Class Y		594
95	The Hartford Global Growth Fund, Class Y		1,057
153	The Hartford Growth Fund, Class Y		1,845
64	The Hartford Growth Opportunities Fund, Class Y		1,234
109	The Hartford International Opportunities Fund, Class Y		1,159
146	The Hartford International Small Company Fund, Class Y		1,111
66	The Hartford LargeCap Growth Fund, Class Y		421
64	The Hartford Select MidCap Value Fund, Class Y		427
142	The Hartford Select SmallCap Value Fund, Class Y		1,058
69	The Hartford Small Company Fund, Class Y		975
446	The Hartford Value Fund, Class Y		3,983

	Total equity funds (cost $29,881)		$20,885

FIXED INCOME FUNDS — 28.0%
157	The Hartford High Yield Fund, Class Y		$867
89	The Hartford Income Fund, Class Y		738
179	The Hartford Inflation Plus Fund, Class Y		1,754
122	The Hartford Short Duration Fund, Class Y		1,123
305	The Hartford Strategic Income Fund, Class Y		2,242
163	The Hartford Total Return Bond Fund, Class Y		1,516

	Total fixed income funds (cost $9,435)		$8,240

	Total investments in affiliated investment companies (cost $39,316)		$29,125

EXCHANGE TRADED FUNDS — 0.8%
6	SPDR DJ Wilshire International Real Estate ETF		$159
2	SPDR DJ Wilshire REIT ETF		81

	Total investments in exchange traded funds (cost $359)		$240

	Total investments (cost $39,675) (C)	99.7%	$29,365
	Other assets and liabilities	0.3%	96

	Total net assets	100.0%	$29,461

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

(C)	At October 31, 2008, the cost of securities for federal income tax purposes was $39,900 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$—
Unrealized Depreciation	(10,535)

Net Unrealized Depreciation	$(10,535)

(W)	See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

The Hartford Target Retirement 2030 Fund

Schedule of Investments
October 31, 2008
(000’s Omitted)

			Market
Shares			Value (W)
AFFILIATED INVESTMENT COMPANIES — 98.4%
EQUITY FUNDS — 80.9%
179	The Hartford Capital Appreciation Fund, Class Y		$4,520
74	The Hartford Disciplined Equity Fund, Class Y		715
58	The Hartford Dividend and Growth Fund, Class Y		856
72	The Hartford Equity Income Fund, Class Y		746
101	The Hartford Fundamental Growth Fund, Class Y		792
100	The Hartford Global Growth Fund, Class Y		1,111
141	The Hartford Growth Fund, Class Y		1,701
64	The Hartford Growth Opportunities Fund, Class Y		1,234
79	The Hartford International Opportunities Fund, Class Y		841
145	The Hartford International Small Company Fund, Class Y		1,099
118	The Hartford LargeCap Growth Fund, Class Y		753
62	The Hartford Select MidCap Value Fund, Class Y		418
156	The Hartford Select SmallCap Value Fund, Class Y		1,157
70	The Hartford Small Company Fund, Class Y		980
393	The Hartford Value Fund, Class Y		3,511

	Total equity funds (cost $29,509)		$20,434

FIXED INCOME FUNDS — 17.5%
121	The Hartford Inflation Plus Fund, Class Y		$1,190
81	The Hartford Short Duration Fund, Class Y		744
267	The Hartford Total Return Bond Fund, Class Y		2,485

	Total fixed income funds (cost $4,910)		$4,419

	Total investments in affiliated investment companies (cost $34,419)		$24,853

EXCHANGE TRADED FUNDS — 1.3%
7	SPDR DJ Wilshire International Real Estate ETF		$207
3	SPDR DJ Wilshire REIT ETF		122

	Total investments in exchange traded funds (cost $552)		$329

	Total investments (cost $34,971) (C)	99.7%	$25,182
	Other assets and liabilities	0.3%	68

	Total net assets	100.0%	$25,250

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

(C)	At October 31, 2008, the cost of securities for federal income tax purposes was $35,134 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$—
Unrealized Depreciation	(9,952)

Net Unrealized Depreciation	$(9,952)

(W)	See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

The Hartford Tax-Free California Fund

Schedule of Investments
October 31, 2008
(000’s Omitted)

Principal		Market
Amount		Value (W)
MUNICIPAL BONDS — 91.3%
	Airport Revenues — 2.0%
	San Jose, CA, Airport Rev AMT
$1,000	5.00%, 03/01/2037	$759
	General Obligations — 2.2%
	Chabot-Las Positas, CA, Community College Dist
1,895	5.05%, 08/01/2033	380
	Puerto Rico Commonwealth
500	5.50%, 07/01/2032	436

		816

	Health Care/Services — 14.6%
	California ABAG FA for Non-Profit Corps, San Diego Hospital Assoc
200	5.38%, 03/01/2021	170
	California Health Fac FA, Catholic Healthcare West
250	5.25%, 07/01/2023	218
1,000	5.63%, 07/01/2032	842
	California Statewide Community DA
1,500	5.13%, 07/01/2024	1,378
500	5.50%, 08/15/2023	481
	California Statewide Community DA, Front Porch Communities & Services
500	5.13%, 04/01/2037 (H)	350
	California Statewide Community DA, Health Services Rev
250	6.00%, 10/01/2023	248
	Rancho Mirage, CA, Joint Powers FA Rev, Eisenhower Medical Center
500	5.00%, 07/01/2038 (H)	357
	Sierra View, CA, Local Health Care Dist
1,000	5.25%, 07/01/2032	776
	Turlock, CA, Health Fac Rev, Emanuel Medical Center
500	5.13%, 10/15/2037	330
	Washington Township, CA, Health Care Dist Rev
500	5.00%, 07/01/2037	356

		5,506

	Higher Education (Univ., Dorms, etc.) — 14.0%
	California Educational Fac Auth, Dominican University
300	5.00%, 12/01/2025	229
	California Educational Fac Auth, Golden Gate University
455	5.00%, 10/01/2025	346
	California Educational Fac Auth, La Verne University
180	5.00%, 06/01/2031	131
	California Educational Fac Auth, Pitzer College
630	5.00%, 04/01/2030	554
	California Educational Fac Auth, Woodbury University
200	5.00%, 01/01/2025	155
	California Municipal FA, Biola University
335	5.80%, 10/01/2028	255
	California Municipal FA, University Students Coop Assoc
250	4.75%, 04/01/2027	172
	California Statewide Community DA
700	5.75%, 05/15/2032	541
	California Statewide Community DA, California Baptist University
1,000	5.50%, 11/01/2038 (H)	626
	California Statewide Community DA, Drew School
750	5.30%, 10/01/2037	519
	California Statewide Community DA, Huntington Park Rev
600	5.15%, 07/01/2030	424
	California Statewide Community DA, John F Kennedy University Rev
250	6.75%, 10/01/2033	208
	California Statewide Community DA, Windrush School
250	5.50%, 07/01/2037	172
	Los Angeles, CA, Community College Dist
1,000	5.00%, 08/01/2033	925

		5,257

	Housing (HFA’S, etc.) — 3.8%
	California Statewide Community DA
500	7.25%, 10/01/2032	413
	Monterey County, CA, Certificate of Participation
500	4.50%, 08/01/2037	374
	Puerto Rico Housing FA
665	5.13%, 12/01/2027	626

		1,413

	Industrial — 2.6%
	California State Enterprise Auth, Sewer FA Rev AMT
500	5.30%, 09/01/2047	331
	Chula Vista, CA, IDR Daily San Diego Gas
300	5.30%, 07/01/2021	266
	Virgin Islands Public FA Rev AMT
250	4.70%, 07/01/2022	165
	Virgin Islands Public FA, Revhovenska Refinery
250	6.13%, 07/01/2022	195

		957

	Miscellaneous — 8.7%
	Golden State Tobacco Securitization Agency
3,000	5.75%, 06/01/2047	1,976
	Kern County, CA, Tobacco Securitization Agency
1,000	6.00%, 06/01/2029	829
	Modesto, CA, Irrigation Dist
500	5.50%, 07/01/2035	469

		3,274

	Pollution Control — 1.6%
	Big Bear Municipal Water Dist, Ref Lake Improvements
250	5.00%, 11/01/2024	227
	Sacramento, CA, Pollution Control FA AMT
500	4.75%, 12/01/2023	378

		605

	Prerefunded — 2.9%
	Beaumont, CA, FA Local Agency Rev Ser A
50	7.25%, 09/01/2020	55
	California Statewide Community DA, Thomas Jefferson School of Law
175	4.88%, 10/01/2035	181
	Contra Costa County, CA, Public FA Tax Allocation
330	5.63%, 08/01/2033	361
	Oakland, CA, Redev Agency Tax Allocation, Coliseum Area Redev
250	5.25%, 09/01/2033	272

The accompanying notes are an integral part of these financial statements.

Principal		Market
Amount		Value (W)

MUNICIPAL BONDS — (continued)

	Prerefunded — (continued)
	Santa Margarita, CA, Water Dist Special Tax Community Fac Dist
$200	6.00%, 09/01/2030	$222

		1,091

	Public Facilities — 1.2%
	California Public Works Board, Dept of Health Services Richmond Lab
300	5.00%, 11/01/2030	268
	California Public Works Board, Dept of Mental Health Patton
200	5.38%, 04/01/2028	191

		459

	Special Tax Assessment — 20.1%
	Aliso Viejo, CA, Community Fac Dist Special Tax
500	6.00%, 09/01/2038	386
	Azusa, CA, Special Tax Community Fac Dist Mountain Cove
100	5.75%, 09/01/2021	86
	Beaumont, CA, FA Improvement Area #8
250	5.05%, 09/01/2037 (H)	167
	Carlsbad, CA, Special Tax
260	6.05%, 09/01/2028	217
	Chino, CA, Community Fac Dist Special Tax #2
225	5.00%, 09/01/2036 (H)	149
	Chino, CA, Community Fac Dist Special Tax B
500	5.00%, 09/01/2036 (H)	330
	Folsom, CA, Public FA Special Tax Rev
250	5.20%, 09/01/2032 (H)	173
	Hemet, CA, USD Community Fac Dist Special Tax #2005-1
250	5.13%, 09/01/2036	172
	Hemet, CA, USD Community Fac Dist Special Tax #2005-3
500	5.75%, 09/01/2039	369
	Imperial, CA, Special Tax Community Fac
325	5.00%, 09/01/2026 (H)	236
	Indio, CA, Community Fac Dist Special Tax
300	5.05%, 09/01/2026 (H)	224
	Indio, CA, Public FA Rev Local Agency
135	5.00%, 09/02/2014	124
	Indio, CA, Public Improvement Act Special Assessment #2002-3 GO
57	6.35%, 09/02/2027	49
	Irvine, CA, Improvement Bond Act 1915
300	5.00%, 09/02/2030 (H)	219
	Jurupa, CA, Community Services Dist Special Tax Dist #06
100	5.88%, 09/01/2032 (H)	76
	Jurupa, CA, Community Services Dist Special Tax Dist #17
250	5.20%, 09/01/2036	176
	Jurupa, CA, Community Services Dist Special Tax Dist #30
500	5.60%, 09/01/2037 (H)	374
	Lake Elsinore, CA, Special Tax Community Fac Dist #2005-1A
200	5.35%, 09/01/2036 (H)	141
	Lake Elsinore, CA, Special Tax Community Fac Dist #2005-6
150	5.00%, 09/01/2030 (H)	104
	Lake Elsinore, CA, Special Tax Community Fac Dist #2-A
100	5.85%, 09/01/2024 (H)	85
	Lake Elsinore, CA, Special Tax Community Fac Dist #3
250	5.15%, 09/01/2025	194
	Lee Lake, CA, Water Dist Community Fac Dist #3 Special Tax Retreat
150	5.75%, 09/01/2023 (H)	127
	Moreno Valley, CA, USD Community Fac Special Tax #2002-1
110	5.60%, 09/01/2017	98
	Perris, CA, Public FA Local Agency Rev
1,000	5.80%, 09/01/2038 (H)	740
100	6.25%, 09/01/2033	83
	Roseville, CA, FA Special Tax Rev
500	5.00%, 09/01/2033	344
	Roseville, CA, Special Tax
1,140	6.00%, 09/01/2028	931
	Roseville, CA, Special Tax Dist Westpark
200	5.25%, 09/01/2025	154
	Sun Ranch, CA, Municipal Water Dist
200	5.00%, 09/01/2036 (H)	133
	Tustin, CA, Community Fac Special Tax B
500	6.00%, 09/01/2036	391
	Val Verde, CA, USD FA Special Tax Rev Jr Lien
200	6.00%, 10/01/2021	181
	William S Hart USD Special Tax
300	5.25%, 09/01/2026 (H)	228
125	5.85%, 09/01/2022	110

		7,571

	Tax Allocation — 9.5%
	Burbank, CA, FA Rev South San Fernando Redev Proj
350	5.50%, 12/01/2023	325
	Contra Costa County, CA, Public FA Tax Allocation
70	5.63%, 08/01/2033	63
	Corona, CA, Redev Agency Tax Allocation
300	4.50%, 11/01/2032	236
	Fontana, CA, Redev Agency Tax Allocation Ref, Jurupa Hills Redev Proj
400	5.50%, 10/01/2027	403
	Huntington Park, CA, Public FA Rev Ref
400	5.25%, 09/01/2019	413
	Madera, CA, Redev Agency Tax Rev
750	5.25%, 09/01/2030	659
	Oceanside, CA, Community Development Committee, Downtown Redev Proj
300	5.70%, 09/01/2025	279
	Riverside County, CA, Public FA Tax Allocation, Jurupa Desert & Interstate 215
200	4.50%, 10/01/2037	148
	Sacramento, CA, FA Lease Rev MBIA AMT
345	5.00%, 07/15/2027 (L)	299
	San Diego, CA, Redev Agency Tax Allocation, North Park Redev Proj
175	5.30%, 09/01/2016	177
	San Diego, CA, Redev Agency, Centre City Sub Pkg
200	5.25%, 09/01/2026	177
	Temecula, CA, Redev Agency Tax Allocation Rev
250	5.63%, 12/15/2038 (H)	182

The accompanying notes are an integral part of these financial statements.

The Hartford Tax-Free California Fund

Schedule of Investments — (continued)
October 31, 2008
(000’s Omitted)

Principal			Market
Amount			Value (W)

MUNICIPAL BONDS — (continued)

	Tax Allocation — (continued)
	Virgin Islands Public FA Rev
$300	4.25%, 10/01/2029		$220

			3,581

	Utilities — Electric — 2.2%
	Imperial, CA, Irrigation Dist Electric Rev
900	5.00%, 11/01/2033		827
	Utilities — Gas — 4.5%
	Long Beach, CA, Bond FA Natural Gas Purchase Rev Ser A
1,000	5.50%, 11/15/2037		739
	Vernon, CA, Natural Gas FA
945	5.00%, 08/01/2021		941

			1,680

	Utilities — Water and Sewer — 1.4%
	Lathrop, CA, FA Rev Water Supply Proj
250	6.00%, 06/01/2035		199
	Stockton, CA, Wastewater System Proj MBIA
375	5.20%, 09/01/2029		337

			536

	Total municipal bonds (cost $42,368)		$34,332
Shares

SHORT-TERM INVESTMENTS — 3.0%
	Investment Pools and Funds — 3.0%
1,135	Dreyfus Basic California Municipal Money Market Fund		$1,135

	Total short-term investments (cost $1,135)		$1,135

	Total investments (cost $43,503) (C)	94.3%	$35,467
	Other assets and liabilities	5.7%	2,140

	Total net assets	100.0%	$37,607

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

(C)	At October 31, 2008, the cost of securities for federal income tax purposes was $43,503 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$101
Unrealized Depreciation	(8,137)

Net Unrealized Depreciation	$(8,036)

(L)	Variable rate securities; the rate reported is the coupon rate in effect at October 31, 2008.

(H)	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period
Acquired	Par	Security	Cost Basis
11/2006	$250	Beaumont, CA, FA Improvement Area #8, 5.05%, 09/01/2037	$250
06/2007	1,000	California Statewide Community DA, California Baptist University, 5.50%, 11/01/2038	1,000
05/2007	500	California Statewide Community DA, Front Porch Communities & Services, 5.13%, 04/01/2037 - 144A	505
10/2006	225	Chino, CA, Community Fac Dist Special Tax #2, 5.00%, 09/01/2036	224
05/2007	500	Chino, CA, Community Fac Dist Special Tax B, 5.00%, 09/01/2036	493
06/2007	250	Folsom, CA, Public FA Special Tax Rev, 5.20%, 09/01/2032	249
11/2006	325	Imperial, CA, Special Tax Community Fac, 5.00%, 09/01/2026	325
10/2006	300	Indio, CA, Community Fac Dist Special Tax, 5.05%, 09/01/2026	299
06/2007	300	Irvine, CA, Improvement Bond Act 1915, 5.00%, 09/02/2030	296
11/2002	100	Jurupa, CA, Community Services Dist Special Tax Dist #06, 5.88%, 09/01/2032	97
10/2007	500	Jurupa, CA, Community Services Dist Special Tax Dist #30, 5.60%, 09/01/2037	500
01/2006	200	Lake Elsinore, CA, Special Tax Community Fac Dist #2005-1A, 5.35%, 09/01/2036	200
04/2007	150	Lake Elsinore, CA, Special Tax Community Fac Dist #2005-6, 5.00%, 09/01/2030	150
02/2004	100	Lake Elsinore, CA, Special Tax Community Fac Dist #2-A, 5.85%, 09/01/2024	100
02/2004	150	Lee Lake, CA, Water Dist Community Fac Dist #3 Special Tax Retreat, 5.75%, 09/01/2023	150
11/2007	1,000	Perris, CA, Public FA Local Agency Rev, 5.80%, 09/01/2038	1,000
07/2007	500	Rancho Mirage, CA, Joint Powers FA Rev, Eisenhower Medical Center, 5.00%, 07/01/2038	499
08/2006	200	Sun Ranch, CA, Municipal Water Dist, 5.00%, 09/01/2036	199
10/2007	250	Temecula, CA, Redev Agency Tax Allocation Rev, 5.63%, 12/15/2038	250
01/2006	300	William S Hart USD Special Tax, 5.25%, 09/01/2026	299

The aggregate value of these securities at October 31, 2008 was $5,021 which represents 13.35% of total net assets.

AMT	— Alternative Minimum Tax
DA	— Development Authority
FA	— Finance Authority
GO	— General Obligations
IDR	— Industrial Development Revenue Bond
MBIA	— Municipal Bond Insurance Association
USD	— United School District

(W)	See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

The Hartford Tax-Free Minnesota Fund

Schedule of Investments
October 31, 2008
(000’s Omitted)

Principal		Market
Amount		Value (W)
MUNICIPAL BONDS — 84.1%
	Airport Revenues — 3.3%
	Minneapolis & St Paul, MN, Airport Commission FGIC AMT
$1,000	5.63%, 01/01/2018	$983
	General Obligations — 12.2%
	Brainerd, MN, ISD #181 GO FGIC
500	5.38%, 02/01/2016	524
	Minneapolis, MN, Parking Assessment GO
250	5.00%, 12/01/2020	255
	Puerto Rico Commonwealth
715	5.50%, 07/01/2032	623
	Rosemount, MN, ISD #196 GO MBIA
1,950	5.70%, 04/01/2015	1,445
	Todd, Morrison, Cass, & Wadena County, MN, Hospital Lakewood Health Care Fac
725	5.25%, 12/01/2026	553
	Willmar, MN, Rice Memorial Hospital Proj FSA
250	5.00%, 02/01/2025	243

		3,643

	Health Care/Services — 12.9%
	Bemidji, MN, Health Care Fac Ref, North Country Health Services
500	5.00%, 09/01/2021 — 09/01/2024	427
	Chippewa County, MN, Gross Rev Montevideo Hospital Proj
500	5.50%, 03/01/2037	344
	Hastings, MN, Housing Rev
500	5.25%, 11/01/2031 (H)	353
	Northfield, MN, Hospital Rev
330	5.38%, 11/01/2031	250
	Prior Lake, MN, Shepherds Path Sr Housing
350	5.75%, 08/01/2041	249
	Rochester, MN, Health Care Fac Rev
540	5.70%, 05/01/2022 (H)	430
	St Louis Park, MN, Roitenberg Family Assisted Proj
300	5.55%, 08/15/2029 (H)	214
	St Paul, MN, Housing & Redev Auth Hospital Rev
335	6.00%, 11/15/2025	289
	Winona, MN, Health Care Fac Rev
1,000	5.15%, 07/01/2031	725
	Woodbury, MN, Economic DA, Summerhouse Proj
500	5.75%, 06/01/2041 (H)	371
	Worthington, MN, Housing Rev Ref, Meadows Worthington Proj
300	5.38%, 05/01/2037 (H)	207

		3,859

	Higher Education (Univ., Dorms, etc.) — 13.5%
	Baytown Township, MN
250	7.00%, 08/01/2038	207
	Falcon Heights, MN, Lease Rev
225	6.00%, 11/01/2037	166
	Minneapolis, MN, Housing Rev
400	5.00%, 10/01/2037	248
	Minnesota Higher Education FA, Augsburg College
1,000	5.00%, 05/01/2020 — 05/01/2023	851
	Minnesota Higher Education FA, College of St Benedict
350	5.25%, 03/01/2024	300
	Minnesota Higher Education FA, Minneapolis College of Art and Design
300	5.00%, 05/01/2026	241
	Ramsey, MN, Lease Rev Pact Charter School Proj
250	6.50%, 12/01/2022	217
	St Paul, MN, Housing & Redev Auth, Achieve Language Academy
300	6.75%, 12/01/2022	260
	St Paul, MN, Housing & Redev Auth, Hmong Academy Proj
260	6.00%, 09/01/2036	192
	St Paul, MN, Housing & Redev Auth, Hope Community Academy Proj
450	6.25%, 12/01/2019	398
	St Paul, MN, Housing & Redev Auth, Lease Rev
825	5.00%, 12/01/2036	545
	University Virgin Islands
270	5.13%, 12/01/2022	232
225	5.25%, 12/01/2023 — 12/01/2024	190

		4,047

	Housing (HFA’s, etc.) — 5.2%
	Duluth, MN, Housing & Redev Auth
885	5.88%, 11/01/2033 (H)	642
	Golden Valley, MN, Calvary Center Apts Proj AMT
500	4.85%, 12/20/2041	350
	Minneapolis, MN, Multifamily Housing Rev AMT
350	5.40%, 04/01/2028	263
	Stillwater, MN, Multifamily Housing Rev AMT
400	5.38%, 02/01/2032 (H)	288

		1,543

	Industrial — 2.0%
	Virgin Islands Public FA, Revhovenska Refinery
750	6.13%, 07/01/2022	585
	Miscellaneous — 2.3%
	Guam Economic DA, Tobacco Settlement
1,000	5.63%, 06/01/2047	699
	Pollution Control — 1.4%
	Cohasset, MN, Pollution Control Rev Ref Coll Allete Inc Proj
500	4.95%, 07/01/2022	433
	Prerefunded — 22.7%
	Becker, MN, ISD #726 GO FSA
1,300	6.00%, 02/01/2017	1,347
	Duluth, MN, Econ DA Health Care Fac Rev Benedictine Health System St Mary’s
1,130	5.50%, 02/15/2023	1,219
	Golden Valley, MN, Breck School Proj Rev
1,000	5.88%, 10/01/2019	1,039

The accompanying notes are an integral part of these financial statements.

The Hartford Tax-Free Minnesota Fund

Schedule of Investments — (continued)
October 31, 2008
(000’s Omitted)

Principal			Market
Amount			Value (W)

MUNICIPAL BONDS — (continued)

	Prerefunded — (continued)
	Minnesota Agriculture and Econ Development Healthcare Fac, Benedictine Health
$1,000	5.25%, 02/15/2014		$1,047
	University of Minnesota
1,000	5.75%, 07/01/2018		1,117
	Waconia, MN, Health Care Fac Rev, Ridgeview Medical Center Proj
1,000	6.10%, 01/01/2019		1,039

			6,808

	Public Facilities — 3.5%
	Minnesota Intermediate School Dist Lease Rev
380	5.30%, 11/01/2032 (H)		284
	Renville County, MN, Housing & Redev Auth, Health & Human Services
360	4.60%, 02/01/2027		272
	St Paul, MN, PA Lease Rev
500	5.00%, 12/01/2019		505

			1,061

	Tax Allocation — 3.6%
	Minneapolis, MN, Tax Increment Grant Park Proj
350	5.35%, 02/01/2030		262
	Minnesota Agricultural Society, State Fair Rev
835	5.13%, 09/15/2023		815

			1,077

	Utilities — Electric — 1.5%
	Chaska, MN, Electric Rev Ref Generating Fac
500	5.00%, 10/01/2030		446

	Total municipal bonds (cost $28,898)		$25,184

Shares

SHORT-TERM INVESTMENTS — 13.3%
	Investment Pools and Funds — 13.3%
3,986	State Street Bank Tax Free Money Market Fund		$3,986

	Total short-term investments (cost $3,986)		$3,986

	Total investments (cost $32,884) (C)	97.4%	$29,170
	Other assets and liabilities	2.6%	773

	Total net assets	100.0%	$29,943

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

(C)	At October 31, 2008, the cost of securities for federal income tax purposes was $32,884 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$440
Unrealized Depreciation	(4,154)

Net Unrealized Depreciation	$(3,714)

(H)	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period
Acquired	Par	Security	Cost Basis
11/2007	$885	Duluth, MN, Housing & Redev Auth, 5.88%, 11/01/2033	$885
01/2007	500	Hastings, MN, Housing Rev, 5.25%, 11/01/2031	500
09/2006 – 05/2008	380	Minnesota Intermediate School Dist Lease Rev, 5.30%, 11/01/2032	385
11/2007	540	Rochester, MN, Health Care Fac Rev, 5.70%, 05/01/2022	540
07/2006	300	St Louis Park, MN, Roitenberg Family Assisted Proj, 5.55%, 08/15/2029	300
02/2007	400	Stillwater, MN, Multifamily Housing Rev AMT, 5.38%, 02/01/2032	400
05/2006	500	Woodbury, MN, Economic DA, Summerhouse Proj, 5.75%, 06/01/2041	500
05/2007	300	Worthington, MN, Housing Rev Ref, Meadows Worthington Proj, 5.38%, 05/01/2037	300

The aggregate value of these securities at October 31, 2008 was $2,789 which represents 9.31% of total net assets.

AMT	— Alternative Minimum Tax
DA	— Development Authority
FA	— Finance Authority
FGIC	— Financial Guaranty Insurance Company
FSA	— Financial Security Assurance
GO	— General Obligations
ISD	— Independent School District
MBIA	— Municipal Bond Insurance Association
PA	— Port Authority

(W)	See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

The Hartford Tax-Free National Fund

Schedule of Investments
October 31, 2008
(000’s Omitted)

Principal		Market
Amount		Value (W)
MUNICIPAL BONDS — 91.7%
	Alabama — 1.1%
	Huntsville, AL, GO
$1,855	5.25%, 05/01/2022	$1,897
	Arizona — 1.5%
	Arizona Sundance Community Fac Dist, Special Assess Rev #2
381	7.13%, 07/01/2027 (I)	333
	Estrella Mountain Ranch Community GO
265	6.20%, 07/15/2032 (H)	209
	Pima County, AZ, Charter Schools Proj
1,100	5.75%, 07/01/2016	1,006
	Pima County, AZ, Noah Webster Basic School
1,000	5.60%, 12/15/2019	880
	Vistancia, AZ, Community Fac Dist GO
200	6.75%, 07/15/2022	193

		2,621

	California — 8.8%
	California Municipal FA, Biola University
1,665	5.80%, 10/01/2028	1,267
	Capistrano, CA, USD Community Fac Dist Special Tax #90-2 Talega (Prerefunded with State and Local Gov’t Securities)
250	5.90%, 09/01/2020	279
	Indio, CA, Public FA Rev Local Agency
625	5.63%, 09/02/2018	554
	Indio, CA, Public Improvement Act Special Assessment #2002-3 GO
38	6.35%, 09/02/2027	33
	Jurupa, CA, Community Services Dist Special Tax Dist #06
400	5.88%, 09/01/2032 (H)	306
	Lathrop, CA, FA Rev Water Supply Proj
750	6.00%, 06/01/2035	596
	Moreno Valley, CA, USD Community Fac Dist Special Tax #2002-1
500	6.00%, 09/01/2022	433
	Morongo Band of Mission Indians Enterprise Rev
2,655	6.50%, 03/01/2028 (I)	2,285
	Oceanside, CA, Community Development Committee, Downtown Redev Proj
700	5.70%, 09/01/2025	650
	Palm Springs, CA, Community Redev Agency
535	5.50%, 09/01/2023	520
	Perris, CA, Public FA Local Agency Rev
495	6.25%, 09/01/2033	409
	San Diego, CA, Redev Agency, Centre City Sub Pkg
500	5.25%, 09/01/2026	443
	San Jose, CA, Santa Clara County University
1,800	4.91%, 08/01/2027	556
	San Manuel, CA, Entertainment Auth Public Improvement
1,000	4.50%, 12/01/2016 (H)	877
	Val Verde, CA, USD FA Special Tax Rev Jr Lien
800	6.00%, 10/01/2021	722
	Vernon, CA, Natural Gas FA
5,455	5.00%, 08/01/2021	5,431

		15,361

	Colorado — 5.9%
	Antelope Heights Metro Dist GO
1,125	5.00%, 12/01/2037	778
	Arapaho County, CO, Conservatory Metro Dist
2,000	5.13%, 12/01/2037	1,551
	Bromley Park, CO, Metro Dist #2 GO
2,000	5.13%, 12/01/2037	1,551
	Colorado E-470 Public Highway Auth Rev
1,125	5.50%, 09/01/2024	1,058
	Colorado Educational & Cultural Fac Auth, Charter School Banning Lewis
1,000	6.13%, 12/15/2035 (H)	747
	Denver, CO, Rendezvous Residential Metro Dist GO
600	5.38%, 12/01/2021	476
	Ebert Metropolitan Dist
3,000	5.35%, 12/01/2037	2,226
	Fort Collins, CO, PCR Ref, Anheuser Busch Proj
1,000	4.70%, 09/01/2040	637
	Pinery West, CO, Metro Dist #2 GO
1,000	4.50%, 12/01/2032 (H)	648
	Reata, CO, North Metro Dist GO
1,000	5.50%, 12/01/2032 (H)	662

		10,334

	District of Columbia — 1.6%
	Dist of Columbia University Rev
3,000	5.25%, 04/01/2034	2,732
	Florida — 10.1%
	Amelia Walk Community Development
980	5.50%, 05/01/2037 (H)	651
	Bellalgo, FL, Education Fac Benefits Dist Capital
885	5.85%, 05/01/2022	721
	Brevard County, FL, Health Facilities Auth
2,500	5.00%, 04/01/2034	1,734
	Colonial Country Club Community Development Dist, Capital Improvement Rev
475	6.40%, 05/01/2033	390
	Florida Gateway Services Community Development Dist, Special Assessment Sun City Center Fort Meyers Proj
135	5.50%, 05/01/2010	135
	Florida Village Community Development Dist No 8
1,145	6.38%, 05/01/2038	946
	Jacksonville, FL, Econ Development Community Health Care Facilities
5,000	6.25%, 09/01/2027	3,986
	Jacksonville, FL, Econ Development Rev AMT
2,000	4.75%, 03/01/2047	1,194
	Lee County, FL, IDA
1,500	5.25%, 06/15/2027	1,030
	Miami-Dade County, FL, Educational Facilities Auth
2,000	5.75%, 04/01/2028	1,950
	Palm Beach County, FL, Health FA Rev Waterford Proj
3,300	5.75%, 11/15/2026	2,619
	River Bend Community Development Dist, Capital Improvement Rev
1,000	7.13%, 11/01/2015	897
	Rolling Hills Community Development Dist
100	5.45%, 05/01/2037 (H)	66

The accompanying notes are an integral part of these financial statements.

The Hartford Tax-Free National Fund

Schedule of Investments — (continued)
October 31, 2008
(000’s Omitted)

Principal		Market
Amount		Value (W)

MUNICIPAL BONDS — (continued)

	Florida — (continued)
	Tolomato, FL, Community Development Dist
$1,200	6.65%, 05/01/2040	$977
	University Square Community Development
500	5.88%, 05/01/2038 (H)	361

		17,657

	Georgia — 2.9%
	Fulton County, GA, School Dist GO
1,105	5.38%, 01/01/2018	1,185
	Fulton County, GA, Water & Sewer Rev FGIC
35	6.38%, 01/01/2014	38
	Fulton County, GA, Water & Sewer Rev FGIC Part (Prerefunded with State and Local Gov’t Securities)
1,765	6.38%, 01/01/2014	1,914
	Georgia Municipal Electric Auth, Power Rev
945	6.50%, 01/01/2017	1,061
	Georgia Municipal Electric Auth, Power Rev (Prerefunded with US Gov’t Securities)
55	6.50%, 01/01/2017	62
	Marietta, GA, DA
1,000	7.00%, 06/15/2030	845

		5,105

	Idaho — 0.9%
	Idaho Board Bank Auth
1,470	5.63%, 09/15/2026 (Q)	1,528
	Illinois — 7.5%
	Bolingbrook, IL, Sales Tax Rev
445	6.25%, 01/01/2024	385
	Chicago, IL, O’Hare International Airport Special Fac Rev, American Airlines Inc.
750	5.50%, 12/01/2030	299
	Chicago, IL, Tax Increment Allocation Jr Lien Pilsen Redev B
1,000	6.75%, 06/01/2022 (H)	933
	Hampshire, IL, Special Service Area #13, Tuscany Woods Proj
1,800	5.75%, 03/01/2037 (H)	1,254
	Hampshire, IL, Special Service Area #16, Prairie Ridge Proj
800	6.00%, 03/01/2046 (H)	567
	Huntley, IL, Special Service Area #9
1,500	5.10%, 03/01/2028	1,396
	Illinois Education FA, Augustana College Ser A
1,000	5.70%, 10/01/2032	830
	Illinois FA Rev
1,430	5.38%, 07/01/2033	1,204
	Illinois FA, Children’s Memorial Hospital
1,500	5.38%, 08/15/2039	1,164
	Illinois FA, Children’s Memorial Hospital Ser B
1,500	5.50%, 08/15/2028	1,276
	Illinois FA, Edward Hospital
310	6.25%, 02/01/2033	316
	Plano, IL, Lakewood Springs Proj Special Services Area
497	6.10%, 03/01/2035	384
	Round Lake, IL, Special Tax Rev
965	4.70%, 03/01/2033 (H)	797
	Round Lake, IL, Special Tax Rev (Prerefunded with State and Local Gov’t Securities)
498	6.70%, 03/01/2033	556
	Wauconda, IL, Special Service Area #1 Special Tax Liberty Lakes Proj
1,000	6.63%, 03/01/2033	869
	Yorkville, IL, United City Special Service Area Tax Raintree Village Proj
947	6.88%, 03/01/2033 (H)	819

		13,049

	Indiana — 0.2%
	East Chicago, IN, Industrial Solid Waste Disposal AMT
700	5.50%, 09/01/2028 (H)	448
	Iowa — 0.4%
	Iowa FA, Single Family Mortgage Rev AMT
980	4.80%, 01/01/2037	692
	Kansas — 0.6%
	La Cygne, KS, Kansas City Power & Light
260	4.65%, 09/01/2035	195
	Lawrence, KS, Lawrence Memorial Hospital
500	5.13%, 07/01/2036	367
	Salina, KS, Salina Regional Health Hospital Rev
750	4.63%, 10/01/2031	561

		1,123

	Louisiana — 1.6%
	Louisiana Public Fac Auth, Oschner Clinic Foundation Proj
2,000	5.50%, 05/15/2047	1,499
	Louisiana Public Fac Auth, Oschner Clinic Foundation Proj (Prerefunded with US Gov’t Securities)
500	5.50%, 05/15/2027	515
	Louisiana Public Fac Auth, Susla Fac Inc
1,000	5.75%, 07/01/2039 (H)	734

		2,748

	Maryland — 0.6%
	Maryland State Health & Higher Education FA Rev
1,385	6.00%, 01/01/2028	1,076
	Michigan — 8.6%
	Detroit, MI, GO
10,000	5.00%, 04/01/2016 (H)	9,548
	Detroit, MI, Water Supply System Ref Rev FGIC
1,750	6.50%, 07/01/2015	1,867
	Michigan Hospital FA, Rev Ref Henry Ford Health System (Prerefunded with State and Local Gov’t Securities)
500	5.63%, 03/01/2017	543
	Michigan State Hospital FA, McLaren Health Care
2,000	5.63%, 05/15/2028	1,814
	Michigan Strategic Fund Ltd, Rev Ref Dow Chemical Proj AMT
750	5.50%, 12/01/2028	722

The accompanying notes are an integral part of these financial statements.

Principal		Market
Amount		Value (W)

MUNICIPAL BONDS — (continued)

	Michigan — (continued)
	Michigan Tobacco Settlement Fin
$835	6.88%, 06/01/2042	$630

		15,124

	Minnesota — 1.6%
	Ramsey, MN, Lease Rev Pact Charter School Proj
500	6.50%, 12/01/2022	434
	Rochester, MN, Health Care Fac Rev
790	5.70%, 05/01/2022 (H)	628
	St Paul, MN, Housing & Redev Auth Lease Rev
860	6.00%, 12/01/2018	770
	St Paul, MN, Housing & Redev Auth, Achieve Language Academy
500	6.75%, 12/01/2022	434
	St Paul, MN, Housing & Redev Auth, Hmong Academy Proj
740	6.00%, 09/01/2036	547

		2,813

	Mississippi — 0.1%
	Lowndes County, MS, Solid Waste Disposal & Pollution Control Rev Ref Weyerhaeuser Co Proj
250	6.80%, 04/01/2022	215
	Missouri — 1.4%
	Branson Hills, MO, Infrastructure Fac
650	5.50%, 04/01/2027 (H)	482
	Lees Summit, MO, Industrial DA, Kensington Farms Improvement Proj
1,000	5.75%, 03/01/2029	759
	St Louis, MO, Industrial DA, Confluence Academy Proj
550	5.35%, 06/15/2032	379
	Stone Canyon, MO, Community Improvement Proj
1,000	5.75%, 04/01/2027	759

		2,379

	Nebraska — 1.3%
	Nebraska Public Power Dist Rev
2,500	5.00%, 01/01/2033	2,228
	Nevada — 1.9%
	Clark County, NV, Improvement Dist #142
970	6.38%, 08/01/2023	819
	Reno, NV, Hospital Rev
1,500	5.50%, 06/01/2028	1,366
	Reno, NV, Renown Regional Medical Center Proj
1,485	5.25%, 06/01/2032	1,114

		3,299

	New Hampshire — 0.4%
	New Hampshire Health & Education Fac, Elliot Hospital
750	5.60%, 10/01/2022	692
	New Jersey — 0.1%
	New Jersey Education Fac, Fairleigh Dickinson University
275	6.00%, 07/01/2025	227
	New Mexico — 1.9%
	Cabezon, NM, Public Improvement Dist
665	5.20%, 09/01/2015	603
	New Mexico Mortgage FA AMT
2,460	6.15%, 07/01/2037	2,408
	Otero County, NM, Jail Proj
400	6.00%, 04/01/2023	334

		3,345

	New York — 6.2%
	Erie County, NY, IDA Applied Tech Charter School Proj
550	6.75%, 06/01/2025	446
	Nassau County, NY, IDA Continuing Care Retirement, Amsterdam at Harborside Ser A
1,000	6.50%, 01/01/2027	829
	New York State Dormitory Auth Non State Supported Debt, Orange Regional Med Center
3,125	6.13%, 12/01/2029	2,525
	New York, NY, GO
30	5.75%, 03/01/2019	31
1,000	6.25%, 10/15/2028	1,047
	New York, NY, IDA American Airlines JFK International Airport AMT
1,060	7.13%, 08/01/2011	901
	New York, NY, IDA Terminal One Group Assoc Proj AMT
1,000	5.50%, 01/01/2024	899
	Seneca Nation Indians Capital Improvement Special Tax
1,000	5.00%, 12/01/2023 (I)	736
	Ulster County, NY, IDA Kingston Regional Senior Living Proj
3,975	6.00%, 09/15/2027	3,098
	Utica, NY, IDA Civic Fac Rev, Utica College (Prerefunded with State and Local Gov’t Securities)
65	6.88%, 12/01/2014	67
	Westchester County, NY, IDA Continuing Care Retirement, Kendal on Hudson Proj
400	6.38%, 01/01/2024	336

		10,915

	North Carolina — 0.8%
	Raleigh, NC, Medical Care Commission Retirement Fac Rev
2,000	5.25%, 01/01/2032 (H)	1,323
	Ohio — 0.8%
	Hamilton, OH, School Dist Improvement
1,270	6.15%, 12/01/2016 #	1,440
	Oklahoma — 0.6%
	Tulsa County, OK, St Francis Health Care System
1,210	5.00%, 12/15/2029	1,003
	Other U.S. Territories — 0.3%
	Virgin Islands Public FA, Revhovenska Refinery
750	6.13%, 07/01/2022	584
	Pennsylvania — 2.6%
	Montgomery County, PA, IDA Whitemarsh Continuing Care Proj
800	6.13%, 02/01/2028 (H)	601

The accompanying notes are an integral part of these financial statements.

The Hartford Tax-Free National Fund

Schedule of Investments — (continued)
October 31, 2008
(000’s Omitted)

Principal			Market
Amount			Value (W)

MUNICIPAL BONDS — (continued)

	Pennsylvania — (continued)
	Pennsylvania State Higher Educational FA Rev
$2,145	5.75%, 07/01/2028		$1,730
	Pennsylvania Turnpike Commission
665	6.00%, 06/01/2028		696
	Scranton, PA, Parking Auth
1,825	5.25%, 06/01/2034		1,578

			4,605

	Rhode Island — 0.6%
	Central Falls, RI, Detention FA Fac Rev
1,000	6.75%, 01/15/2013		989
	South Carolina — 4.8%
	Lancaster County, SC, Sun City Carolina Lakes Improvement
750	5.45%, 12/01/2037 (H)		488
	South Carolina Jobs Econ DA Rev
2,000	4.70%, 04/01/2035 (H)		1,457
	Tobacco Settlement Rev Management Auth
6,000	6.38%, 05/15/2028		6,382

			8,327

	Tennessee — 0.2%
	McMinn County, TN, IDA PCR Calhoun Newsprint Co Proj
500	7.63%, 03/01/2016 (H)		282
	Texas — 5.9%
	Brazoria, TX, Brazos River Habor Navigation Dow Chemical Co
1,500	4.95%, 05/15/2033 #		1,061
	Harris County, TX, Cultural Education Fac Baylor CLG Medicine
2,145	5.63%, 11/15/2032		1,926
	Houston, TX, Airport System Rev
1,500	6.75%, 07/01/2021		900
	Maverick County, TX, Public Fac Corp Proj Rev
490	6.25%, 02/01/2024		388
	North Texas Tollway Auth
4,000	6.00%, 01/01/2025		3,995
	Travis County, TX, Health Fac, Querencia Barton Creek Project
1,000	5.65%, 11/15/2035 (H)		705
	Willacy County, TX, Corp Revival Proj (Prerefunded with State & US Gov’t Securities)
540	6.00%, 03/01/2009		546
	Willacy County, TX, GO
1,000	6.88%, 09/01/2028		748

			10,269

	Virginia — 3.0%
	James City County, VA, Econ DA Residential Care Fac
840	5.40%, 07/01/2027 (H)		582
2,000	5.50%, 07/01/2037 (H)		1,291
	Norfolk, VA, Redev & Housing Auth First Mortgage Retirement Community
500	6.00%, 01/01/2025 (H)		400
	Peninsula, VA, PA Fac, CSX Transport Proj Rev
1,000	6.00%, 12/15/2012		941
	Peninsula, VA, Turn Center Community Dev DA
700	6.45%, 09/01/2037		538
	Virginia Tobacco Settlement Funding Corp (Prerefunded with US Gov’t Securities)
1,455	5.50%, 06/01/2026		1,518

			5,270

	Washington — 1.4%
	King County, WA, ISD #210 GO
670	5.00%, 06/01/2019		679
	Washington State Health Care FA Rev
2,400	6.13%, 08/15/2037		1,792

			2,471

	Wisconsin — 3.5%
	Wisconsin Badger Tobacco Asset Securitization Corp.
2,800	6.13%, 06/01/2027		2,643
1,000	6.38%, 06/01/2032		895
	Wisconsin State Health & Educational FA Rev
2,500	5.50%, 08/15/2023		2,503

			6,041

	Total municipal bonds (cost $187,235)		$160,212

Shares

SHORT-TERM INVESTMENTS — 5.4%
	Investment Pools and Funds — 5.4%
9,493	State Street Bank Tax Free Money Market Fund		$9,493

	Total short-term investments (cost $9,493)		$9,493

	Total investments (cost $196,728) (C)	97.1%	$169,705
	Other assets and liabilities	2.9%	5,027

	Total net assets	100.0%	$174,732

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

(C)	At October 31, 2008, the cost of securities for federal income tax purposes was $196,728 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$1,321
Unrealized Depreciation	(28,344)

Net Unrealized Depreciation	$(27,023)

#	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

(I)	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at October 31, 2008, was $3,354, which represents 1.92% of total net assets.

The accompanying notes are an integral part of these financial statements.

(Q)	The cost of securities purchased on a when-issued or delayed delivery basis at October 31, 2008 was $1,532.

(H)	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period
Acquired	Par	Security	Cost Basis
06/2006	$980	Amelia Walk Community Development, 5.50%, 05/01/2037	$980
05/2007	650	Branson Hills, MO, Infrastructure Fac, 5.50%, 04/01/2027	652
07/2004	1,000	Chicago, IL, Tax Increment Allocation Jr Lien Pilsen Redev B, 6.75%, 06/01/2022	1,000
06/2006	1,000	Colorado Educational & Cultural Fac Auth, Charter School Banning Lewis, 6.13%, 12/15/2035 - 144A	1,000
06/2008	10,000	Detroit, MI, GO, 5.00%, 04/01/2016	9,999
09/2007	700	East Chicago, IN, Industrial Solid Waste Disposal AMT, 5.50%, 09/01/2028	676
11/2007	265	Estrella Mountain Ranch Community GO, 6.20%, 07/15/2032	265
05/2007	1,800	Hampshire, IL, Special Service Area #13, Tuscany Woods Proj, 5.75%, 03/01/2037	1,800
07/2007	800	Hampshire, IL, Special Service Area #16, Prairie Ridge Proj, 6.00%, 03/01/2046	803
09/2007	840	James City County, VA, Econ DA Residential Care Fac, 5.40%, 07/01/2027	817
07/2007	2,000	James City County, VA, Econ DA Residential Care Fac, 5.50%, 07/01/2037	1,986
11/2002	400	Jurupa, CA, Community Services Dist Special Tax Dist #06, 5.88%, 09/01/2032	390
02/2006	750	Lancaster County, SC, Sun City Carolina Lakes Improvement, 5.45%, 12/01/2037	750
07/2007	1,000	Louisiana Public Fac Auth, Susla Fac Inc, 5.75%, 07/01/2039 - 144A	1,007
01/2003	500	McMinn County, TN, IDA PCR Calhoun Newsprint Co Proj, 7.63%, 03/01/2016	496
01/2005	800	Montgomery County, PA, IDA Whitemarsh Continuing Care Proj, 6.13%, 02/01/2028	789
11/2004	500	Norfolk, VA, Redev & Housing Auth First Mortgage Retirement Community, 6.00%, 01/01/2025	496
04/2007	1,000	Pinery West, CO, Metro Dist #2 GO, 4.50%, 12/01/2032	974
05/2007	2,000	Raleigh, NC, Medical Care Commission Retirement Fac Rev, 5.25%, 01/01/2032	1,989
04/2007	1,000	Reata, CO, North Metro Dist GO, 5.50%, 12/01/2032 - 144A	1,000
11/2007	790	Rochester, MN, Health Care Fac Rev, 5.70%, 05/01/2022	790
11/2006	100	Rolling Hills Community Development Dist, 5.45%, 05/01/2037	100
03/2007	965	Round Lake, IL, Special Tax Rev, 4.70%, 03/01/2033	965
11/2004	1,000	San Manuel, CA, Entertainment Auth Public Improvement, 4.50%, 12/01/2016 - 144A	1,000
02/2007	2,000	South Carolina Jobs Econ DA Rev, 4.70%, 04/01/2035	2,000
08/2007	1,000	Travis County, TX, Health Fac, Querencia Barton Creek Project, 5.65%, 11/15/2035	946
09/2007	500	University Square Community Development, 5.88%, 05/01/2038	495
08/2003	947	Yorkville, IL, United City Special Service Area Tax Raintree Village Proj, 6.88%, 03/01/2033	947

The aggregate value of these securities at October 31, 2008 was $27,866 which represents 15.95% of total net assets. As a result of securities being reclassified from liquid to illiquid, the Fund exceeded its 15% illiquid security limitation (see Note 2k). Consequently, the Fund is temporarily restricted from purchasing additional illiquid securities.

AMT	— Alternative Minimum Tax
DA	— Development Authority
FA	— Finance Authority
FGIC	— Financial Guaranty Insurance Company
GO	— General Obligations
IDA	— Industrial Development Authority Bond
ISD	— Independent School District
PA	— Port Authority
PCR	— Pollution Control Revenue Bond
USD	— United School District

(W)	See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

The Hartford Tax-Free New York Fund

Schedule of Investments
October 31, 2008
(000’s Omitted)

Principal		Market
Amount		Value (W)
MUNICIPAL BONDS — 83.4%
	General Obligations — 1.4%
	New York, NY, GO
$15	5.75%, 03/01/2019	$16
	Puerto Rico Commonwealth
215	5.50%, 07/01/2032	187

		203

	Health Care/Services — 20.1%
	Albany, NY, IDA Civic Fac Rev
500	5.25%, 11/15/2032	376
	Chemung County, NY, IDA Civic Fac Rev, Arnot Ogden Medical Center
125	5.00%, 11/01/2034	91
	Genesee County, NY, IDA United Memorial Medical Center Proj
160	5.00%, 12/01/2032 (H)	103
	Madison County, NY, IDA Civic Fac Rev Oneida Health System
250	5.50%, 02/01/2032	190
	Nassau County, NY, IDA Continuing Care Retirement, Amsterdam at Harborside Ser A
500	6.50%, 01/01/2027	415
	New York City Health & Hospital Corp
500	5.50%, 02/15/2023	476
	New York Dorm Auth, College & University Rev
150	5.00%, 11/01/2034	109
	New York Dorm Auth, Winthrop South Nassau University
200	5.50%, 07/01/2023	166
	New York State Dormitory Auth Non State Supported Debt, NYU Hospital Center Ser B
250	5.63%, 07/01/2037	181
	Suffolk County, NY, Jeffersons Ferry Proj
500	5.00%, 11/01/2028	360
	Ulster County, NY, IDA Kingston Regional Senior Living Proj
500	6.00%, 09/15/2027	390
	Westchester County, NY, IDA Continuing Care Retirement, Kendal on Hudson Proj
100	6.38%, 01/01/2024	84

		2,941

	Higher Education (Univ., Dorms, etc.) — 21.1%
	Albany, NY, Brighter Choice Charter School
200	5.00%, 04/01/2037	134
	Albany, NY, IDA Civic Fac Rev
250	5.00%, 07/01/2037	176
	Cattaraugus County, NY, IDR St Bonaventure University
175	5.10%, 05/01/2031	127
	Erie County, NY, IDA Applied Tech Charter School Proj
250	6.75%, 06/01/2025	203
	Erie County, NY, IDA Global Concepts Charter School Proj
500	6.25%, 10/01/2037	384
	New York Dorm Auth, Brooklyn Law School
250	5.50%, 07/01/2019	239
	New York Dorm Auth, Fordham University FGIC
80	5.00%, 07/01/2020	80
	New York Dorm Auth, Mount St Mary College
400	5.00%, 07/01/2027	364
	New York Dorm Auth, Rochester University
135	5.25%, 07/01/2022	134
	New York Dorm Auth, Upstate Community College
250	5.25%, 07/01/2021	248
	New York State Dormitory Auth Non State Supported Debt, Orange Regional Med Center
250	6.13%, 12/01/2029	202
	Otsego County, NY, IDA Civic Fac Rev Hartwick College Proj
200	6.00%, 07/01/2011	198
	Rensselaer County, NY, Industrial Improvements
200	5.00%, 01/01/2036	178
	St Lawrence, NY, IDA Civic Fac Rev, Clarkson University Proj
450	5.00%, 07/01/2023	426

		3,093

	Housing (HFA’S, etc.) — 2.1%
	Puerto Rico Housing FA
335	5.13%, 12/01/2027	315
	Industrial — 8.4%
	Jefferson County, NY, IDA Waste Disposal
450	5.20%, 12/01/2020	319
	Liberty, NY, Corp Development Goldman Sachs Headquarters
200	5.25%, 10/01/2035	161
	Liberty, NY, Development Corp Rev Golman Sachs Headquarters
200	5.50%, 10/01/2037	167
	New York, NY, IDA American Airlines JFK International Airport AMT
150	7.13%, 08/01/2011	128
150	8.00%, 08/01/2012	127
	New York, NY, IDA Terminal One Group Assoc Proj AMT
150	5.50%, 01/01/2024	135
	Virgin Islands Public FA, Revhovenska Refinery
250	6.13%, 07/01/2022	195

		1,232

	Miscellaneous — 12.5%
	Nassau County, NY, Tobacco Settlement Corp
1,000	5.00%, 06/01/2035	732
	New York Tobacco Settlement FA
400	5.50%, 06/01/2022	391
	New York, NY, IDA Civic Fac Rev, YMCA of Greater NY Proj
250	5.25%, 08/01/2021	243
	Seneca Nation Indians Capital Improvement Special Tax
160	5.00%, 12/01/2023 (I)	118
	TSACS, Inc, NY, Tobacco Settlement
500	5.13%, 06/01/2042	346

		1,830

	Pollution Control — 0.7%
	Onondaga County, NY, IDA PCR
150	4.88%, 07/01/2041	100

The accompanying notes are an integral part of these financial statements.

Principal			Market
Amount			Value (W)

MUNICIPAL BONDS — (continued)
	Prerefunded — 3.3%
	New York Dorm Auth, State University Dorm Fac
$450	5.00%, 07/01/2032		$480
	Utica, NY, IDA Civic Fac Rev, Utica College (Prerefunded with State and Local Gov’t Securities)
10	6.88%, 12/01/2014		10

			490

	Public Facilities — 3.3%
	Rensselaer, NY, School Dist Certificate of Participation
600	5.00%, 06/01/2036		486
	Tax Allocation — 3.0%
	New York, NY, Transitional FA Future Tax Secured
450	5.00%, 08/01/2023		445
	Transportation — 2.8%
	New York Metropolitan Transportation Auth
450	5.13%, 11/15/2031		407
	Utilities — Electric — 1.6%
	New York Energy Research & DA, Elec Fac Rev Adj Long Island Lighting Co Proj
250	5.30%, 08/01/2025		231
	Utilities — Water and Sewer — 3.1%
	New York Environmental Fac Corp
450	5.00%, 07/15/2026		448

	Total municipal bonds (cost $14,572)		$12,221

Shares

SHORT-TERM INVESTMENTS — 11.8%
	Investment Pools and Funds — 11.8%
1,725	Dreyfus Basic New York Municipal Money Market Fund		1,725

	Total short-term investments (cost $1,725)		$1,725

	Total investments (cost $16,297) (C)	95.2%	$13,946
	Other assets and liabilities	4.8%	705

	Total net assets	100.0%	$14,651

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

(C)	At October 31, 2008, the cost of securities for federal income tax purposes was $16,297 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$28
Unrealized Depreciation	(2,379)

Net Unrealized Depreciation	$(2,351)

(I)	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at October 31, 2008, was $118, which represents 0.81% of total net assets.

(H)	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period
Acquired	Par	Security	Cost Basis
04/2007	$160	Genesee County, NY, IDA United Memorial Medical Center Proj, 5.00%, 12/01/2032	$158

The aggregate value of these securities at October 31, 2008 was $103 which represents 0.70% of total net assets.

AMT	— Alternative Minimum Tax
DA	— Development Authority
FA	— Finance Authority
FGIC	— Financial Guaranty Insurance Company
GO	— General Obligations
IDA	— Industrial Development Authority Bond
IDR	— Industrial Development Revenue Bond
PCR	— Pollution Control Revenue Bond

(W)	See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

The Hartford Total Return Bond Fund

Schedule of Investments
October 31, 2008
(000’s Omitted)

Principal		Market
Amount		Value (W)

ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES — 8.9%
	Finance — 8.9%
	Banc of America Commercial Mortgage, Inc.
$16,555	4.52%, 09/11/2036 (H)(?)	$258
	Banc of America Securities Automotive Trust
1,230	4.49%, 02/18/2013 (H)	1,230
	Bayview Commercial Asset Trust
19,434	7.50%, 09/25/2037 (H)(?)	2,225
	Bayview Financial Acquisition Trust
1,000	4.89%, 05/28/2037 (H)(L)	280
	Bear Stearns Commercial Mortgage Securities, Inc.
9,811	4.07%, 07/11/2042 (H)(?)	241
9,364	4.12%, 11/11/2041 (H)(?)	171
4,200	4.83%, 11/11/2041	3,426
2,895	5.33%, 02/11/2044	2,140
5,480	5.74%, 09/11/2042 (L)	4,115
	CBA Commercial Small Balance Commercial Mortgage — Class X1
17,239	7.00%, 06/25/2038 (A)(H)(?)	1,269
	CBA Commercial Small Balance Commercial Mortgage — Class X2
8,565	7.00%, 07/25/2035 (A)(H)(?)	501
	Citigroup Commercial Mortgage Trust
7,735	5.41%, 10/15/2049	6,163
3,900	5.72%, 03/15/2049 (L)	3,100
	Citigroup Mortgage Loan Trust, Inc.
—	0.00%, 01/25/2037 (A)(H)	—
9,021	5.91%, 07/25/2037 (H)(L)	6,767
3,475	6.10%, 12/10/2049 (L)	3,016
318	12.00%, 01/25/2037 (H)	73
	Countrywide Asset-Backed Certificates
268	5.46%, 07/25/2035	184
	Countrywide Home Loans, Inc.
10,044	6.00%, 10/25/2037 (H)	7,828
	Credit-Based Asset Servicing and Securitization
780	3.53%, 05/25/2036 (H)(L)	632
1,125	5.86%, 04/25/2037	572
	CS First Boston Mortgage Securities Corp.
418	4.51%, 07/15/2037	395
	Daimler Chrysler Automotive Trust
900	4.71%, 09/10/2012 (L)	825
	DB Master Finance LLC
2,600	5.78%, 06/20/2031 (I)	2,185
	First Horizon Mortgage Pass-Through Trust
9,465	5.83%, 05/25/2037 (H)(L)	7,385
	Ford Credit Floorplan Master Owner Trust
2,600	4.74%, 06/15/2011 (L)	2,510
	GE Business Loan Trust
1,801	5.56%, 05/15/2034 (I)(L)	572
43,162	6.14%, 05/15/2034 (H)(?)	223
	GMAC Commercial Mortgage Securities, Inc.
8,900	4.86%, 12/10/2041	7,248
	Goldman Sachs Mortgage Securities Corp. II
23,282	4.38%, 08/10/2038 (H)(?)	148
	Green Tree Financial Corp.
217	7.24%, 06/15/2028	220
	Greenwich Capital Commercial Funding Corp.
6,300	5.74%, 12/10/2049 (L)	4,692
4,140	5.91%, 07/10/2038 (L)	3,302
	JP Morgan Automotive Receivable Trust
385	12.85%, 03/15/2012 (A)(H)	166
	JP Morgan Chase Commercial Mortgage Securities Corp.
86,716	4.82%, 08/12/2037 (H)(?)	213
7,875	5.18%, 12/15/2044 (L)	6,315
86,626	5.42%, 05/12/2045 (H)(?)	1,532
4,650	5.47%, 04/15/2043 (L)	3,596
4,300	5.54%, 12/12/2043 (L)	2,301
3,040	6.20%, 02/12/2051 (I)(L)	1,486
	LB-UBS Commercial Mortgage Trust
23,470	5.26%, 09/15/2039 (H)(?)	556
975	5.45%, 11/15/2038 (L)	518
2,445	5.48%, 11/15/2038 (L)	1,269
	Lehman Brothers Small Balance Commercial
859	5.52%, 09/25/2030 (A)(H)	667
1,100	5.62%, 09/25/2036 (H)	977
	Marlin Leasing Receivables LLC
2,870	5.33%, 09/16/2013 (I)	2,741
	Merrill Lynch/Countrywide Commercial Mortgage Trust
21,173	5.27%, 07/12/2046 (H)(?)	565
	Morgan Stanley Capital I
3,600	4.97%, 04/14/2040	2,980
3,100	5.23%, 09/15/2042	2,512
3,500	5.65%, 12/15/2044	2,983
	Morgan Stanley Dean Witter Capital I
3,432	8.05%, 08/25/2032 (A)(H)(?)	—
	Nationstar Home Equity Loan Trust
50	9.97%, 03/25/2037 (H)(L)	2
	North Street Referenced Linked Notes
850	4.52%, 07/30/2010 (H)(L)	468
	Option One Mortgage Loan Trust — Class M6
875	6.99%, 03/25/2037 (H)	117
	Option One Mortgage Loan Trust — Class M7
600	6.99%, 03/25/2037 (H)	72
	Option One Mortgage Loan Trust — Class M8
600	6.99%, 03/25/2037 (H)	69
	Popular ABS Mortgage Pass-Through Trust
650	4.75%, 12/25/2034	593
443	5.42%, 04/25/2035 (H)	337
	Renaissance Home Equity Loan Trust
786	5.36%, 05/25/2035 (H)	578
1,260	5.75%, 05/25/2036 (H)(L)	1,052
	Renaissance Home Equity Loan Trust — Class M5
1,550	7.00%, 09/25/2037 (H)	197
	Renaissance Home Equity Loan Trust — Class M8
1,950	7.00%, 09/25/2037 (H)	179

The accompanying notes are an integral part of these financial statements.

Principal		Market
Amount		Value (W)

ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES — (continued)

	Finance — (continued)
	Soundview NIM Trust
$85	6.41%, 12/25/2036 (H)	$2
	Swift Master Automotive Receivables Trust
4,225	5.21%, 10/15/2012 (H)(L)	3,651
	Wachovia Bank Commercial Mortgage Trust
7,617	3.65%, 02/15/2041 (H)(?)	131
417	4.52%, 05/15/2044	392
2,650	5.42%, 01/15/2045	2,448
3,000	5.79%, 07/15/2045 (L)	1,927
685,809	10.00%, 02/15/2051 (H)(?)	1,042
	Wamu Commercial Mortgage Securities Trust
4,760	6.14%, 03/23/2045 (I)(L)	2,856
	Wells Fargo Alternative Loan Trust
3,810	6.25%, 11/25/2037 (H)	2,832

	Total asset & commercial mortgage backed securities (cost $159,087)	$124,218

CORPORATE BONDS: INVESTMENT GRADE — 33.2%
	Basic Materials — 0.5%
	International Paper Co.
$3,695	7.40%, 06/15/2014	$3,105
	Kimberly-Clark Corp.
1,570	7.50%, 11/01/2018	1,594
	Rohm & Haas Holdings
2,156	5.60%, 03/15/2013	2,062

		6,761

	Capital Goods — 0.5%
	Xerox Corp.
8,570	6.35%, 05/15/2018	6,280
	Consumer Cyclical — 1.1%
	CRH America, Inc.
2,030	8.13%, 07/15/2018	1,668
	Home Depot, Inc.
1,420	5.88%, 12/16/2036	849
	Kroger Co.
2,700	6.15%, 01/15/2020	2,217
	SABMiller plc
2,320	5.70%, 01/15/2014 (I)	2,192
	Safeway, Inc.
3,128	5.80%, 08/15/2012	2,926
	Tesco plc
4,865	5.50%, 11/15/2017 (I)	3,769
	Wal-Mart Stores, Inc.
1,130	6.50%, 08/15/2037	1,014

		14,635

	Consumer Staples — 1.5%
	Clorox Co.
738	5.95%, 10/15/2017	657
	Diageo Capital plc
3,170	5.50%, 09/30/2016	2,725
	Diageo Finance B.V.
1,490	5.30%, 10/28/2015	1,295
4,412	5.50%, 04/01/2013	4,160
	Dr. Pepper Snapple Group
3,456	6.82%, 05/01/2018 (I)	3,026
	General Mills, Inc.
1,850	5.70%, 02/15/2017	1,576
	PepsiCo, Inc.
7,292	7.90%, 11/01/2018	7,693

		21,132

	Energy — 1.2%
	Canadian National Resources Ltd.
391	6.25%, 03/15/2038	273
4,175	6.50%, 02/15/2037	3,027
	Consumers Energy Co.
1,460	5.15%, 02/15/2017	1,152
1,595	5.38%, 04/15/2013	1,459
	Enterprise Products Operations LLC
4,122	6.50%, 01/31/2019 (G)	3,339
	Petro-Canada
4,380	5.95%, 05/15/2035	2,670
	Ras Laffan Liquefied Natural Gas Co., Ltd.
162	3.44%, 09/15/2009 (I)	160
4,940	5.30%, 09/30/2020 (I)	4,309
	TNK-BP Finance S.A.
2,090	7.50%, 03/13/2013 — 07/18/2016 (H)	974

		17,363

	Finance — 12.8%
	ABX Financing Co.
2,232	6.35%, 10/15/2036 (I)	1,487
	American Capital Strategies Ltd.
2,597	6.85%, 08/01/2012	2,070
	American Express Co.
2,547	5.50%, 04/16/2013	2,090
3,463	5.55%, 10/17/2012	2,888
	American General Finance Corp.
1,102	3.09%, 08/17/2011 (L)	473
	American Real Estate Partners L.P.
1,580	7.13%, 02/15/2013	995
	Amvescap plc
3,110	4.50%, 12/15/2009	3,003
1,206	5.38%, 02/27/2013	1,120
	Army Hawaii Family Housing Trust Certificates
915	5.52%, 06/15/2050 (I)	629
	BAE Systems Holdings, Inc.
3,194	5.20%, 08/15/2015 (I)	2,828
	Bank of America Corp.
5,350	5.65%, 05/01/2018	4,599
4,481	8.00%, 01/30/2018 (L)(CC)	3,355
3,243	8.13%, 05/15/2018 (CC)	2,513
	Berkshire Hathaway Finance Corp.
1,721	4.60%, 05/15/2013 (I)	1,665
3,958	5.00%, 08/15/2013 (I)	3,769
	CIT Group, Inc.
2,750	6.10%, 03/15/2067 (L)	466
	Citigroup, Inc.
6,610	8.30%, 12/21/2057 (L)	4,538
6,856	8.40%, 04/30/2018 (L)(CC)	4,766
	Comerica Capital Trust II
2,270	6.58%, 02/20/2037 (L)	745

The accompanying notes are an integral part of these financial statements.

The Hartford Total Return Bond Fund

Schedule of Investments — (continued)
October 31, 2008
(000’s Omitted)

Principal			Market
Amount (B)			Value (W)

CORPORATE BONDS: INVESTMENT GRADE — (continued)

		Finance — (continued)
		COX Communications, Inc.
	$2,800	5.45%, 12/15/2014	2,377
	6,819	6.25%, 06/01/2018 (I)	5,564
		Credit Agricole S.A.
	8,409	6.64%, 05/31/2017 (I)(L)(CC)	4,029
		Credit Suisse New York
	2,633	6.00%, 02/15/2018	2,021
		Deutsche Bank AG London
	6,635	4.88%, 05/20/2013	6,183
		Duke Capital LLC
	2,796	6.25%, 02/15/2013 (G)	2,629
		ERAC USA Finance Co.
	2,865	5.60%, 05/01/2015 (I)	2,021
		General Electric Capital Corp.
	3,410	5.63%, 05/01/2018	2,807
	8,175	6.37%, 11/15/2067 (L)	5,286
		Goldman Sachs Capital Trust II
	6,237	5.79%, 06/01/2012 (L)(CC)	2,864
		International Lease Finance Corp.
	1,573	6.38%, 03/25/2013	1,029
		Janus Capital Group, Inc.
	4,470	6.70%, 06/15/2017	2,834
		JP Morgan Chase & Co.
	7,897	7.90%, 04/30/2018 (CC)	6,400
		Lincoln National Corp.
	4,957	6.05%, 04/20/2067	2,280
		Mellon Capital IV
	5,444	6.24%, 06/20/2012 (L)(CC)	3,268
		Metlife, Inc.
	220	5.38%, 12/15/2012	199
		Morgan Stanley
	2,554	5.45%, 01/09/2017	2,041
		National City Bank of Ohio
	800	4.50%, 03/15/2010 (G)	740
		National City Corp.
	4,525	12.00%, 12/10/2012 (CC)	4,122
		Northgroup Preferred Capital Corp.
	2,685	6.38%, 10/15/2017 (H)(L)(CC)	1,549
		NYSE Euronext
	2,445	4.80%, 06/28/2013	2,293
		Oesterreichische Kontrollbank AG
JPY	1,917,000	1.80%, 03/22/2010	19,743
		PNC Preferred Funding Trust II
	9,700	6.11%, 03/15/2012 (I)(L)(CC)	6,734
		Progressive Corp.
	6,440	6.70%, 06/15/2037 (L)	3,835
		Prudential Financial, Inc.
	3,215	5.15%, 01/15/2013	2,759
	6,194	8.88%, 06/15/2038 (L)	3,566
		RBS Capital Trust IV
	5,650	4.56%, 09/30/2014 (L)(CC)	2,545
		Rio Tinto Finance USA Ltd.
	7,735	5.88%, 07/15/2013	6,600
		State Street Capital Trust III
	2,348	8.25%, 03/15/2011 (L)(CC)	2,022
		Travelers Cos, Inc.
	1,723	6.25%, 03/15/2037 (L)	1,027
		Unicredito Italiano Capital Trust
	2,200	9.20%, 10/05/2010 (I)(CC)	1,496
		Unicredito Luxembourg Finance S.A.
	6,680	6.00%, 10/31/2017 (I)	5,148
		UnitedHealth Group, Inc.
	4,066	4.88%, 02/15/2013	3,794
		US Bank Realty Corp.
	4,700	6.09%, 01/15/2012 (I)(L)(CC)	2,209
		USB Capital IX
	1,384	6.19%, 04/15/2011 (L)(CC)	720
		VTB Capital S.A.
	585	6.61%, 10/31/2012 (H)	325
		Wachovia Corp.
	236	7.98%, 03/15/2018 (G)(L)(CC)	178
		Wells Fargo Capital XIII
	5,663	7.70%, 03/26/2013 (L)(CC)	4,630
		Westfield Group
	2,683	5.70%, 10/01/2016 (I)	1,991
		ZFS Finance USA Trust I
	3,725	6.50%, 05/09/2037 (I)(L)	2,012

			177,869

		Foreign Governments — 3.8%
		Bundesobligation
EUR	20,082	3.50%, 04/12/2013	26,071
		El Salvador (Republic of)
	390	7.65%, 06/15/2035 (H)	207
	700	8.50%, 07/25/2011 (H)	595
		United Kingdom Government
GBP	15,440	5.00%, 03/07/2018	25,729

			52,602

		Health Care — 1.1%
		Cardinal Health, Inc.
	2,713	5.50%, 06/15/2013	2,401
		Covidien International Finance S.A.
	4,123	5.45%, 10/15/2012	3,979
		CVS Caremark Corp.
	5,796	6.30%, 06/01/2037 (L)#	4,057
		Glaxosmithkline Capital, Inc.
	3,630	4.85%, 05/15/2013	3,443
	1,754	6.38%, 05/15/2038	1,483

			15,363

		Services — 1.0%
		Comcast Corp.
	2,421	6.30%, 11/15/2017	2,092
	1,280	6.50%, 01/15/2015	1,154
		Mashantucket Western Pequot Revenue Bond
	813	5.91%, 09/01/2021 (H)	702
		News America, Inc.
	1,780	6.15%, 03/01/2037	1,296
		Time Warner Entertainment Co., L.P.
	5,465	8.38%, 07/15/2033	4,832
		Time Warner, Inc.
	1,002	6.50%, 11/15/2036 #	712
		Waste Management, Inc.
	4,684	6.10%, 03/15/2018	3,783

			14,571

		Technology — 5.4%
		Agilent Technologies, Inc.
	1,911	6.50%, 11/01/2017	1,430

The accompanying notes are an integral part of these financial statements.

Principal		Market
Amount		Value (W)

CORPORATE BONDS: INVESTMENT GRADE — (continued)

	Technology — (continued)
	AT&T, Inc.
$3,583	4.95%, 01/15/2013	$3,317
7,022	5.50%, 02/01/2018	5,966
2,870	5.60%, 05/15/2018	2,449
	Cingular Wireless Services, Inc.
4,780	8.75%, 03/01/2031 #	4,446
	Deutsche Telekom International Finance B.V.
5,300	6.75%, 08/20/2018	4,418
	Embarq Corp.
4,731	7.08%, 06/01/2016	3,643
	IBM Corp.
7,854	6.50%, 10/15/2013	8,080
	Koninklijke Philips Electronics N.V.
4,698	5.75%, 03/11/2018	3,885
	Oracle Corp.
1,298	5.75%, 04/15/2018	1,136
5,522	6.50%, 04/15/2038	4,594
	Rogers Cable, Inc.
855	8.75%, 05/01/2032	806
	Rogers Communications, Inc.
5,790	6.80%, 08/15/2018	5,067
	Rogers Wireless, Inc.
1,332	6.38%, 03/01/2014	1,189
	TCI Communications, Inc.
685	8.75%, 08/01/2015 #	645
	Telecom Italia Capital
5,555	7.72%, 06/04/2038	3,780
	Tele-Communications, Inc.
2,075	7.88%, 08/01/2013	2,019
	Tyco Electronics Group S.A.
1,467	6.00%, 10/01/2012	1,381
1,540	6.55%, 10/01/2017	1,282
	Verizon Communications, Inc.
3,131	5.50%, 02/15/2018 (G)	2,628
3,364	6.90%, 04/15/2038	2,814
3,525	8.75%, 11/01/2018	3,603
	Verizon Virginia, Inc.
4,370	4.63%, 03/15/2013	3,669
	Vodafone Group plc
3,510	6.15%, 02/27/2037	2,629

		74,876

	Transportation — 0.8%
	American Airlines, Inc.
1,035	7.86%, 10/01/2011	823
	Canadian Pacific Railway Co.
1,524	5.75%, 05/15/2013	1,363
2,520	5.95%, 05/15/2037	1,500
	Continental Airlines, Inc.
916	6.70%, 06/15/2021	687
746	8.05%, 11/01/2020	682
	CSX Corp.
2,380	6.75%, 03/15/2011 (G)	2,297
	Norfolk Southern Corp.
2,568	5.75%, 04/01/2018	2,211
	Union Pacific Corp.
2,224	5.70%, 08/15/2018	1,871

		11,434

	Utilities — 3.5%
	AES El Savador Trust
800	6.75%, 02/01/2016 (H)	578
	CenterPoint Energy Resources Corp.
4,655	6.13%, 11/01/2017	3,571
690	6.63%, 11/01/2037	455
	CenterPoint Energy, Inc.
2,775	6.85%, 06/01/2015	2,304
	Columbus Southern Power Co.
2,433	6.05%, 05/01/2018	2,025
	Commonwealth Edison Co.
1,866	5.80%, 03/15/2018	1,531
	Detroit Edison Co.
565	6.13%, 10/01/2010	559
	Duke Energy Corp.
1,280	5.25%, 01/15/2018	1,131
1,339	6.35%, 08/15/2038 (G)	1,117
	E.On International Finance
5,660	5.80%, 04/30/2018 (I)	4,832
	Enbridge Energy Partners
2,106	6.50%, 04/15/2018	1,754
	Florida Power Corp.
1,152	5.80%, 09/15/2017	1,038
	Kinder Morgan Energy Partners L.P.
2,175	6.50%, 02/01/2037	1,510
	NGPL Pipeco LLC
2,509	6.51%, 12/15/2012 (I)	2,333
	Northeast Utilities
1,450	5.65%, 06/01/2013	1,368
	Northern States Power Co.
1,170	6.25%, 06/01/2036	976
	Pacific Gas & Electric Co.
1,655	5.63%, 11/30/2017	1,426
	Pacific Gas & Electric Energy Recovery Funding LLC
1,875	8.25%, 10/15/2018	1,909
	PSEG Power
1,287	5.00%, 04/01/2014	1,047
	Public Service Co. of Colorado
3,112	6.50%, 08/01/2038	2,708
	Puget Sound Energy, Inc.
630	7.96%, 02/22/2010	639
	Southern California Edison Co.
4,941	5.75%, 03/15/2014	4,881
	Taqa Abu Dhabi National Energy Co.
3,350	5.62%, 10/25/2012 (I)	2,804
	TransCanada Pipelines Ltd.
5,299	7.25%, 08/15/2038	4,200
	Virginia Electric & Power Co.
1,627	5.10%, 11/30/2012	1,483
	Westar Energy, Inc.
250	5.15%, 01/01/2017	207

		48,386

	Total corporate bonds: investment grade (cost $564,951)	$461,272

CORPORATE BONDS: NON-INVESTMENT GRADE — 2.7%
	Basic Materials — 0.2%
	Evraz Group S.A.
$1,100	8.88%, 04/24/2013 (H)	$473
	Potlatch Corp.
1,900	13.00%, 12/01/2009 (H)(L)	2,046

The accompanying notes are an integral part of these financial statements.

The Hartford Total Return Bond Fund

Schedule of Investments — (continued)
October 31, 2008
(000’s Omitted)

Principal			Market
Amount (B)			Value (W)

CORPORATE BONDS: NON-INVESTMENT GRADE — (continued)

		Basic Materials — (continued)
		Vedanta Resources plc
	$1,700	8.75%, 01/15/2014 (H)	$833

			3,352

		Capital Goods — 0.1%
		Bombardier, Inc.
	1,230	6.30%, 05/01/2014 (I)	978
		Consumer Cyclical — 0.2%
		Parkson Retail Group Ltd.
	1,400	7.88%, 11/14/2011 (H)	980
		Supervalu, Inc.
	2,150	7.50%, 11/15/2014	1,763

			2,743

		Consumer Staples — 0.2%
		Arantes International
	1,700	10.25%, 06/19/2013 (H)	680
		MHP S.A.
	1,555	10.25%, 11/30/2011 (H)	700
		Sino-Forest Corp.
	1,429	9.13%, 08/17/2011 (H)	886

			2,266

		Energy — 0.2%
		Noble Group Ltd.
	1,600	6.63%, 03/17/2015 (H)	720
		Range Resources Corp.
	2,475	7.38%, 07/15/2013	2,159

			2,879

		Finance — 0.3%
		Citigroup (JSC Severstal)
	1,250	9.25%, 04/19/2014 (H)	541
		Drummond Co., Inc.
	970	7.38%, 02/15/2016 (H)	664
		Kazkommerts International B.V.
	212	8.00%, 11/03/2015 (H)	91
		LPL Holdings, Inc.
	1,510	10.75%, 12/15/2015 (H)	1,057
		Oceanografia S.A. de C.V.
	1,640	11.25%, 07/15/2015 (G)(H)	1,115
		RBS-Zero Hora Editora Journalistica
BRL	1,000	11.25%, 06/15/2017 (H)	247
		TuranAlem Finance B.V.
	250	7.75%, 04/25/2013 (H)	83

			3,798

		Foreign Governments — 0.1%
		Argentina (Republic of)
	1,120	7.00%, 10/03/2015 (H)	222
		Venezuela (Republic of)
	1,795	5.06%, 04/20/2011 (K)(L)	1,202

			1,424

		Health Care — 0.1%
		HCA, Inc.
	2,635	9.25%, 11/15/2016	2,240
		Services — 0.4%
		Clear Channel Communications, Inc.
	2,200	7.65%, 09/15/2010	$1,661
		Dex Media West LLC, Inc.
	1,980	9.88%, 08/15/2013	743
		DirecTV Holdings LLC
	1,910	7.63%, 05/15/2016 (I)	1,604
		MGM Mirage, Inc.
	1,830	6.75%, 04/01/2013	1,144

			5,152

		Technology — 0.8%
		Advanced Micro Devices, Inc.
	2,200	6.00%, 05/01/2015 (I)(X)	731
		Charter Communications Operating LLC
	1,725	8.00%, 04/30/2012 (I)	1,328
		CSC Holdings, Inc.
	1,385	7.63%, 04/01/2011	1,274
		Intelsat Bermuda Ltd.
	3,500	9.25%, 06/15/2016 (H)	2,818
		Intelsat Corp.
	2,500	9.25%, 06/15/2016 (I)	2,075
		Vimpelcom
	2,550	8.38%, 04/30/2013 (H)	1,530
		Windstream Corp.
	1,560	8.63%, 08/01/2016	1,178

			10,934

		Transportation — 0.0%
		Grupo Senda Autotransporte
	740	10.50%, 10/03/2015 (H)	696
		Utilities — 0.1%
		Edison Mission Energy
	45	7.50%, 06/15/2013	38
		NRG Energy, Inc.
	1,295	7.25%, 02/01/2014	1,133
		Rede Empresas De Energia
	745	11.13%, 04/02/2012 (H)(CC)	291

			1,462

		Total corporate bonds: non-investment grade (cost $55,399)	$37,924

MUNICIPAL BONDS — 0.1%
		General Obligations — 0.1%
		Oregon School Boards Association, Taxable Pension
	$1,250	4.76%, 06/30/2028	$1,031

		Total municipal bonds (cost $1,250)	$1,031

SENIOR FLOATING RATE INTERESTS: NON-INVESTMENT GRADE (V) — 5.4%
		Basic Materials — 0.7%
		Cenveo, Inc.
	$1,320	4.95%, 06/21/2013 — 03/16/2014 (N)	$963
		Georgia-Pacific Corp.
	1,971	4.65%, 12/20/2012 (N)	1,639
		Goodyear Tire & Rubber Co.
	775	4.78%, 04/30/2014 (N)	546

The accompanying notes are an integral part of these financial statements.

Principal		Market
Amount		Value (W)

SENIOR FLOATING RATE INTERESTS: NON-INVESTMENT GRADE (V) — (continued)

	Basic Materials — (continued)
	Graham Packaging Co., Inc.
$1,757	5.74%, 04/03/2014 (N)	$1,413
	Graphic Packaging Corp.
307	5.75%, 08/08/2010 (N)	248
	Hexion Specialty Chemicals
731	5.06%, 05/05/2013 (N)	505
	Huntsman International LLC
1,356	4.97%, 04/19/2014 (N)	1,180
	Ineos Group
503	5.95%, 12/16/2014 (N)	299
503	6.45%, 02/01/2013 (N)	301
	Jarden Corp.
1,553	6.26%, 01/24/2012 (N)	1,293
	John Maneely Co.
1,207	7.66%, 12/08/2013 (N)	859
	Novelis, Inc., Canadian Term Loan
255	5.77%, 07/06/2014 (N)	176
	Novelis, Inc., U.S. Term Loan
561	5.77%, 07/06/2014 (N)	387

		9,809

	Capital Goods — 0.1%
	Yankee Candle Co.
785	5.76%, 02/06/2014 (N)	553
	Consumer Cyclical — 0.7%
	AM General LLC
905	5.59%, 09/30/2013 (AA)	606
	American General Finance Corp.
37	6.19%, 09/30/2012 (N)	25
	Aramark Corp.
88	4.32%, 01/26/2014 (AA)	74
1,410	5.64%, 01/26/2014 (N)	1,178
	Delphi Corp.
980	7.25%, 01/15/2009 (F)(N)	829
	Dollarama Group L.P.
658	5.17%, 11/18/2011 (AA)(Q)	507
	Ford Motor Co.
5,955	7.59%, 12/16/2013 (N)	3,251
	Lear Corp.
627	5.75%, 04/25/2012 (N)	405
	Michaels Stores, Inc.
770	5.46%, 10/31/2013 (N)	446
	Oshkosh Truck Corp.
345	5.38%, 12/06/2011 (N)	239
	Roundy’s Supermarkets, Inc.
1,200	5.87%, 11/03/2011 (N)	954
	William Carter Co.
1,251	4.76%, 07/14/2012 (N)	1,032

		9,546

	Consumer Staples — 0.3%
	Dole Food Co., Inc.
52	4.69%, 04/12/2013 (N)	37
92	5.28%, 04/12/2013 (N)	65
378	5.93%, 04/12/2013 (N)	270
	WM Wrigley Jr. Co.
4,270	7.75%, 08/12/2014 (N)	4,043

		4,415

	Energy — 0.1%
	Lyondell Chemical Co.
2,399	8.04%, 12/22/2014 (N)	1,418
	Finance — 0.4%
	Brickman Group Holdings, Inc.
1,188	5.12%, 01/23/2014 (H)(N)	911
	Chrysler Financial Services NA
926	6.82%, 08/03/2012 (N)	621
	Community Health Systems, Inc.
139	2.25%, 07/25/2014 (AA)(Q)	112
2,721	5.16%, 07/25/2014 (N)	2,197
	Crescent Resources LLC
1,428	4.50%, 09/07/2012 (N)	482
	General Growth Properties, Inc.
657	5.74%, 02/24/2010 (N)	209
	Golden Gate National
1,258	6.52%, 03/14/2011 (N)(Q)	1,032

		5,564

	Health Care — 0.6%
	Carestream Health, Inc.
1,187	5.43%, 04/30/2013 (N)	758
	HCA, Inc.
965	5.26%, 11/17/2012 (N)	813
2,052	6.01%, 11/17/2013 (N)	1,692
	HealthSouth Corp.
647	5.50%, 03/10/2013 (N)	536
	IASIS Healthcare Capital Corp.
66	4.48%, 03/15/2014 (AA)	53
965	5.12%, 01/15/2014 — 03/15/2014 (N)	775
	Invitrogen Corp.
1,779	6.26%, 09/30/2015 (AA)(Q)	1,644
	Skilled Healthcare Group, Inc.
1,696	5.25%, 06/15/2012 (N)	1,357
	Vanguard Health Holdings Co. II LLC
938	5.74%, 09/23/2011 (N)(Q)	794

		8,422

	Services — 1.1%
	Affinion Group, Inc.
765	5.32%, 10/17/2012 (N)	593
	Cedar Fair L.P.
1,240	5.12%, 07/21/2013 (N)	905
	Cengage
1,057	5.62%, 07/05/2014 (N)	782
	CSC Holdings, Inc.
1,384	4.57%, 03/29/2013 (N)	1,175
	Emdeon Business Services LLC
179	5.76%, 11/16/2013 (N)	131
	Gray Television, Inc.
631	5.04%, 12/31/2014 (N)	297
	Harrah’s Entertainment, Inc.
955	6.54%, 01/28/2015 (N)	647
	Idearc, Inc.
2,215	4.62%, 11/17/2013 (N)	992
1,120	5.74%, 11/17/2014 (N)	465
	inVentiv Health, Inc.
599	5.52%, 07/07/2014 (N)	477
	Las Vegas Sands Corp.
351	5.52%, 05/23/2014 (N)	200

The accompanying notes are an integral part of these financial statements.

The Hartford Total Return Bond Fund

Schedule of Investments — (continued)
October 31, 2008
(000’s Omitted)

Principal		Market
Amount		Value (W)

SENIOR FLOATING RATE INTERESTS: NON-INVESTMENT GRADE (V) — (continued)

	Services — (continued)
	Las Vegas Sands Corp., Delayed Draw Term Loan 1
$71	5.52%, 05/23/2014 (N)	$40
	Metavante Corp.
954	4.55%, 11/01/2014 (N)	759
	MGM Mirage, Inc.
1,364	5.14%, 10/03/2011 (H)(N)	876
	R.H. Donnelley, Inc.
1,241	6.85%, 06/30/2011 (N)	796
	Regal Cinemas, Inc.
1,325	5.26%, 10/27/2013 (N)	993
	SunGard Data Systems, Inc.
1,453	4.55%, 02/28/2014 (N)	1,109
	Tribune Co.
822	9.00%, 12/20/2015 (H)(N)	80
	UPC Financing Partnership
1,447	5.47%, 12/31/2014 (N)	981
	Venetian Macau Ltd.
132	6.02%, 05/25/2012 (N)(Q)	83
	Venetian Macau Ltd., Term Loan
228	6.02%, 05/25/2013 (N)(Q)	144
	West Corp.
1,826	5.40%, 10/24/2013 (N)	1,162
	WideOpenWest Finance LLC
2,733	10.93%, 06/29/2015 (H)(N)	1,366

		15,053

	Technology — 0.7%
	Alltel Corp.
2,162	5.32%, 05/18/2015 (N)(Q)	2,053
	Charter Communications Operating LLC
804	5.31%, 04/28/2013 (N)	594
	Intelsat Bermuda Ltd., Term Loan B 2A
935	6.65%, 01/03/2014 (N)	773
	Intelsat Bermuda Ltd., Term Loan B 2B
935	6.65%, 01/03/2014 (N)	773
	Intelsat Bermuda Ltd., Term Loan B 2C
935	6.65%, 01/03/2014 (N)	773
	Leap Wireless International, Inc.
953	7.26%, 06/17/2013 (N)	803
	Mediacom Broadband LLC
391	5.25%, 01/31/2015 (N)	281
	Mediacom Broadband LLC, Term Loan D1
1,531	5.25%, 01/31/2015 (N)	1,102
	MetroPCS Wireless, Inc.
1,335	5.18%, 11/04/2013 (N)	1,089
	Time Warner Telecom Holdings, Inc.
1,619	5.12%, 07/01/2013 (N)	1,287

		9,528

	Utilities — 0.7%
	Astoria Generating Co. Acquisitions LLC
390	6.96%, 08/23/2013 (N)	263
	Calpine Corp.
3,985	6.65%, 03/29/2014 (N)(Q)	3,177
	Mirant North America LLC
577	4.87%, 01/03/2013 (N)	475
	NRG Energy, Inc.
1,242	3.66%, 02/01/2013 (N)	1,084
2,529	5.26%, 06/08/2013 (N)	2,207
	Texas Competitive Electric Holdings Co. LLC
792	6.44%, 10/12/2014 (N)	620
2,817	6.66%, 10/10/2014 (N)	2,206

		10,032

	Total senior floating rate interests: non-investment grade (cost $96,600)	$74,340

U.S. GOVERNMENT AGENCIES — 30.6%
	Federal Home Loan Mortgage Corporation — 12.4%
	Mortgage Backed Securities:
$2,276	5.03%, 2035 (L)	$2,282
5,330	5.33%, 2037 (L)	5,399
6,628	5.39%, 2037 (L)	6,688
2,201	5.44%, 2036 (L)	2,214
735	5.46%, 2036 (L)	740
23,566	5.50%, 2037	22,826
1,165	5.82%, 2036 (L)	1,184
75,125	6.00%, 2023 — 2038	75,097
47,896	6.50%, 2036 — 2038	48,574

		165,004

	Remic — Pac’s:
8,425	5.00%, 2034	7,889

		172,893

	Federal National Mortgage Association — 14.9%
	Mortgage Backed Securities:
538	4.66%, 2034 (L)	535
612	4.68%, 2035 (L)	614
1,555	4.69%, 2035 (L)	1,556
1,249	4.75%, 2035 (L)	1,255
431	4.79%, 2035 (L)	436
552	4.86%, 2035 (L)	554
763	4.87%, 2035 (L)	761
1,452	4.94%, 2035 (L)	1,458
59,263	5.00%, 2018 — 2034	56,776
1,151	5.08%, 2035 (L)	1,149
19,098	5.27%, 2038	19,231
46,955	5.50%, 2017 — 2037	45,885
5,192	6.00%, 2013 — 2033	5,217
67,924	6.50%, 2031 — 2038	68,889
1,938	7.00%, 2037	2,003
228	7.50%, 2029 — 2031	241

		206,560

	Government National Mortgage Association — 2.6%
	Mortgage Backed Securities:
10,283	5.50%, 2033 — 2038	10,101
22,997	6.00%, 2032 — 2037	23,010
2,547	6.50%, 2028 — 2032	2,587

		35,698

The accompanying notes are an integral part of these financial statements.

Principal			Market
Amount			Value (W)

U.S. GOVERNMENT AGENCIES — (continued)
	Other Government Agencies — 0.7%
	Small Business Administration Participation Certificates:
$5,067	5.56%, 2027		$5,031
5,279	5.57%, 2027		5,220

			10,251

	Total U.S. government agencies (cost $431,093)		$425,402

U.S. GOVERNMENT SECURITIES — 12.7%
	U.S. Treasury Securities — 12.7%
	U.S. Treasury Bonds:
$15,353	4.38%, 2038 (G)		$15,398
	U.S. Treasury Notes:
95,841	2.75%, 2013		95,519
15,818	2.88%, 2010 (G)		16,180
17,412	3.13%, 2013		17,695
31,320	4.00%, 2018 (G)		31,362

			160,756

	Total U.S. government securities (cost $176,419)		$176,154

Shares

PREFERRED STOCK — 0.0%
	Banks — 0.0%
85	Federal Home Loan Mortgage Corp.		$132

	Total preferred stock (cost $2,139)		$132

	Total long-term investments (cost $1,486,938)		$1,300,473
SHORT-TERM INVESTMENTS — 6.1%
	Investment Pools and Funds — 0.0%
761	State Street Bank Money Market Fund		$761

Principal
Amount

	Repurchase Agreements — 3.3%
	BNP Paribas Securities Corp. Repurchase Agreement (maturing on 11/03/2008 in the amount of $23,221, collateralized by U.S. Treasury Bond 5.50%, 2028, U.S. Treasury Note 7.50%, 2016, value of $23,629)
$23,221	0.15% dated 10/31/2008		23,221
	RBS Greenwich Capital Markets Repurchase Agreement (maturing on 11/03/2008 in the amount of $18,713, collateralized by U.S. Treasury Note 4.13%, 2012, value of $19,088)
18,713	0.10% dated 10/31/2008		18,713
	UBS Securities, Inc. Repurchase Agreement (maturing on 11/03/2008 in the amount of $3,757, collateralized by U.S. Treasury Bond 6.13%, 2027, value of $3,814)
3,756	0.08% dated 10/31/2008		3,756

			45,690

			Market
Shares			Value (W)

	Securities Purchased with Proceeds from Security Lending — 2.6%
	Cash Collateral Reinvestment Fund:
36,651	State Street Navigator Securities Lending Prime Portfolio		$36,651

Principal
Amount

	U.S. Treasury Bills — 0.2%
$2,300	0.97%, 01/15/2009 (M)(S)		2,298

	Total short-term investments (cost $85,394)		$85,400

	Total investments (cost $1,572,332) (C)	99.7%	$1,385,873
	Other assets and liabilities	0.3%	3,892

	Total net assets	100.0%	$1,389,765

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 12.95% of total net assets at October 31, 2008.

(C)	At October 31, 2008, the cost of securities for federal income tax purposes was $1,573,416 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$5,294
Unrealized Depreciation	(192,837)

Net Unrealized Depreciation	$(187,543)

#	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

(A)	The aggregate value of securities valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Fund’s Board of Directors at October 31, 2008, was $2,603, which represents 0.19% of total net assets. This calculation excludes securities that are principally traded on certain foreign markets and whose prices were adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

(AA)	The interest rate disclosed for these securities represents an estimated average coupon as of October 31, 2008.

(CC)	Perpetual maturity security. Maturity date shown is the first call date.

(G)	Security is partially on loan at October 31, 2008.

(F)	The company is in bankruptcy. The investment held by the fund is not in default.

(I)	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at October 31, 2008, was $81,563, which represents 5.87% of total net assets.

(K)	Securities contain some restrictions as to public resale. These securities comply with Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933, and are determined to be liquid. At October 31, 2008, the

The accompanying notes are an integral part of these financial statements.

The Hartford Total Return Bond Fund

Schedule of Investments — (continued)
October 31, 2008
(000’s Omitted)

market value of these securities amounted to $1,202 or 0.09% of net assets.

(L)	Variable rate securities; the rate reported is the coupon rate in effect at October 31, 2008.

(M)	The interest rate disclosed for these securities represents the effective yield on the date of acquisition.

(N)	The interest rate disclosed for these securities represents the average coupon as of October 31, 2008.

(?)	The interest rates disclosed for interest only strips represent effective yields based upon estimated future cash flows at October 31, 2008.

(Q)	The cost of securities purchased on a when-issued or delayed delivery basis at October 31, 2008 was $6,552.

(V)	Senior floating rate interests in which the Fund invests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate (LIBOR), (ii) the prime rate offered by one or more major United States Banks, or (iii) the bank’s certificate of deposit rate. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. The interest rate indicated is the rate in effect at October 31, 2008.

(X)	Convertible security.

(B)	All principal amounts are in U.S. dollars unless otherwise indicated.

BRL	— Brazilian Real
EUR	— Euro
GBP	— British Pound
JPY	— Japanese Yen

(H)	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period
Acquired	Par	Security	Cost Basis
06/2008	$800	AES El Savador Trust, 6.75%, 02/01/2016 - Reg S	$733
06/2008 – 08/2008	1,700	Arantes International, 10.25%, 06/19/2013 - 144A	1,626
04/2008 – 05/2008	1,120	Argentina (Republic of), 7.00%, 10/03/2015	823
03/2005	16,555	Banc of America Commercial Mortgage, Inc., 4.52%, 09/11/2036 - 144A	255
08/2006	1,230	Banc of America Securities Automotive Trust, 4.49%, 02/18/2013	1,228
08/2007	19,434	Bayview Commercial Asset Trust, 7.50%, 09/25/2037 - 144A	2,691
04/2007	1,000	Bayview Financial Acquisition Trust, 4.89%, 05/28/2037	1,000
10/2004	9,811	Bear Stearns Commercial Mortgage Securities, Inc., 4.07%, 07/11/2042	230
12/2004	9,364	Bear Stearns Commercial Mortgage Securities, Inc., 4.12%, 11/11/2041	174
04/2008	1,188	Brickman Group Holdings, Inc., 5.12%, 01/23/2014	1,099
04/2006 – 08/2007	17,239	CBA Commercial Small Balance Commercial Mortgage — Class X1, 7.00%, 06/25/2038 - 144A	731
04/2006	8,565	CBA Commercial Small Balance Commercial Mortgage — Class X2, 7.00%, 07/25/2035 - 144A	464
01/2007	1,250	Citigroup (JSC Severstal), 9.25%, 04/19/2014 - Reg S	1,340
02/2007	—	Citigroup Mortgage Loan Trust, Inc., 0.00%, 01/25/2037 - 144A	—
08/2007	9,021	Citigroup Mortgage Loan Trust, Inc., 5.91%, 07/25/2037	9,002
02/2007 – 10/2008	318	Citigroup Mortgage Loan Trust, Inc., 12.00%, 01/25/2037 - 144A	562
08/2007	10,044	Countrywide Home Loans, Inc., 6.00%, 10/25/2037	9,862
07/2007	780	Credit-Based Asset Servicing and Securitization, 3.53%, 05/25/2036 - 144A	763
08/2008	970	Drummond Co., Inc., 7.38%, 02/15/2016 - 144A	849
05/2008	390	El Salvador (Republic of), 7.65%, 06/15/2035 - Reg S	420
09/2007 – 11/2007	700	El Salvador (Republic of), 8.50%, 07/25/2011 - Reg S	749
04/2008 – 06/2008	1,100	Evraz Group S.A., 8.88%, 04/24/2013 - 144A	1,112
05/2007	9,465	First Horizon Mortgage Pass-Through Trust, 5.83%, 05/25/2037	9,486
06/2006	43,162	GE Business Loan Trust, 6.14%, 05/15/2034 - 144A	226
07/2004	23,282	Goldman Sachs Mortgage Securities Corp. II, 4.38%, 08/10/2038 - 144A	145
05/2008	740	Grupo Senda Autotransporte, 10.50%, 10/03/2015 - 144A	739
06/2006 – 06/2007	3,500	Intelsat Bermuda Ltd., 9.25%, 06/15/2016	3,668
03/2007	385	JP Morgan Automotive Receivable Trust, 12.85%, 03/15/2012	385
03/2005	86,716	JP Morgan Chase Commercial Mortgage Securities Corp., 4.82%, 08/12/2037	176
09/2006	86,626	JP Morgan Chase Commercial Mortgage Securities Corp., 5.42%, 05/12/2045	1,630
09/2006	212	Kazkommerts International B.V., 8.00%, 11/03/2015 - 144A	214
09/2006	23,470	LB-UBS Commercial Mortgage Trust, 5.26%, 09/15/2039	600
10/2005	859	Lehman Brothers Small Balance Commercial, 5.52%, 09/25/2030 - 144A	859
09/2006	1,100	Lehman Brothers Small Balance Commercial, 5.62%, 09/25/2036 - 144A	1,100
10/2007 – 08/2008	1,510	LPL Holdings, Inc., 10.75%, 12/15/2015 - 144A	1,505
07/2005	813	Mashantucket Western Pequot Revenue Bond, 5.91%, 09/01/2021 - 144A	813

The accompanying notes are an integral part of these financial statements.

Period
Acquired	Par	Security	Cost Basis
09/2006	$21,173	Merrill Lynch/Countrywide Commercial Mortgage Trust, 5.27%, 07/12/2046	$605
01/2007	1,364	MGM Mirage, Inc., 5.14%, 10/03/2011	1,352
11/2006	1,555	MHP S.A., 10.25%, 11/30/2011 - 144A	1,559
04/2005 – 08/2006	3,432	Morgan Stanley Dean Witter Capital I, 8.05%, 08/25/2032 - Reg D	84
04/2007	50	Nationstar Home Equity Loan Trust, 9.97%, 03/25/2037 - 144A	50
07/2008 – 08/2008	1,600	Noble Group Ltd., 6.63%, 03/17/2015 - 144A	1,388
11/2006	850	North Street Referenced Linked Notes, 4.52%, 07/30/2010 - 144A	784
05/2007	2,685	Northgroup Preferred Capital Corp., 6.38%, 10/15/2017 - 144A	2,685
07/2008 – 08/2008	1,640	Oceanografia S.A. de C.V., 11.25%, 07/15/2015 - 144A	1,624
03/2007	875	Option One Mortgage Loan Trust — Class M6, 6.99%, 03/25/2037	847
03/2007	600	Option One Mortgage Loan Trust — Class M7, 6.99%, 03/25/2037	526
03/2007	600	Option One Mortgage Loan Trust — Class M8, 6.99%, 03/25/2037	480
10/2007 – 08/2008	1,400	Parkson Retail Group Ltd., 7.88%, 11/14/2011	1,429
03/2005	443	Popular ABS Mortgage Pass-Through Trust, 5.42%, 04/25/2035	443
10/2001 – 11/2001	1,900	Potlatch Corp., 13.00%, 12/01/2009	1,929
10/2007	1,000	RBS-Zero Hora Editora Journalistica, 11.25%, 06/15/2017 - Reg S	519
04/2008 – 06/2008	745	Rede Empresas De Energia, 11.13%, 04/02/2012 - 144A	724
03/2005	786	Renaissance Home Equity Loan Trust, 5.36%, 05/25/2035	786
03/2006	1,260	Renaissance Home Equity Loan Trust, 5.75%, 05/25/2036	1,260
08/2007	1,550	Renaissance Home Equity Loan Trust — Class M5, 7.00%, 09/25/2037	1,178
08/2007	1,950	Renaissance Home Equity Loan Trust — Class M8, 7.00%, 09/25/2037	1,099
06/2008	1,429	Sino-Forest Corp., 9.13%, 08/17/2011 - Reg S	1,461
02/2007	85	Soundview NIM Trust, 6.41%, 12/25/2036 - 144A	85
10/2007	4,225	Swift Master Automotive Receivables Trust, 5.21%, 10/15/2012	4,225
07/2006 – 06/2008	2,090	TNK-BP Finance S.A., 7.50%, 03/13/2013 — 07/18/2016 - 144A	2,069
05/2007	822	Tribune Co., 9.00%, 12/20/2015	822
09/2007 – 10/2007	250	TuranAlem Finance B.V., 7.75%, 04/25/2013 - Reg S	222
06/2008 – 08/2008	1,700	Vedanta Resources plc, 8.75%, 01/15/2014 — 144A	1,702
04/2008 – 06/2008	2,550	Vimpelcom, 8.38%, 04/30/2013 - 144A	2,557
05/2008	585	VTB Capital S.A., 6.61%, 10/31/2012 - Reg S	583
02/2004	7,617	Wachovia Bank Commercial Mortgage Trust, 3.65%, 02/15/2041 - 144A	115
08/2007 – 10/2007	685,809	Wachovia Bank Commercial Mortgage Trust, 10.00%, 02/15/2051	1,032
03/2008	3,810	Wells Fargo Alternative Loan Trust, 6.25%, 11/25/2037	3,071
06/2007 – 10/2008	2,733	WideOpenWest Finance LLC, 10.93%, 06/29/2015	2,646

The aggregate value of these securities at October 31, 2008 was $69,472 which represents 5.00% of total net assets.

(S)	Security pledged as initial margin deposit for open futures contracts at October 31, 2008.

Futures Contracts Outstanding at October 31, 2008

				Unrealized
	Number of		Expiration	Appreciation/
Description	Contracts*	Position	Month	(Depreciation)

2 Year U.S. Treasury Note	619	Long	Dec 2008	$1,676
5 Year U.S. Treasury Note	135	Long	Dec 2008	(24)
10 Year U.S. Treasury Note	946	Short	Dec 2008	1,882
U.S. Long Bond	495	Long	Dec 2008	(2,022)

				$1,512

* The number of contracts does not omit 000’s.

Forward Foreign Currency Contracts Outstanding at October 31, 2008

				Unrealized
	Market	Contract	Delivery	Appreciation/
Description	Value (W)	Amount	Date	(Depreciation)

British Pound (Sell)	$25,605	$28,424	12/17/08	$2,819
Euro (Buy)	13,978	14,725	01/07/09	(747)
Euro (Sell)	25,376	27,727	01/07/09	2,351
Euro (Buy)	14,077	14,206	01/08/09	(129)
Euro (Sell)	27,125	28,457	01/08/09	1,332
Japanese Yen (Buy)	5,388	5,359	11/20/08	29
Japanese Yen (Buy)	39,691	40,282	11/20/08	(591)
Japanese Yen (Sell)	35,338	36,671	11/20/08	1,333
Japanese Yen (Sell)	15,282	15,271	11/20/08	(11)

				$6,386

(W)	See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

The Hartford U.S. Government Securities Fund

Schedule of Investments
October 31, 2008
(000’s Omitted)

Principal		Market
Amount		Value (W)
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES — 5.1%
	Finance — 5.1%
	Bayview Commercial Asset Trust
$12,190	7.00%, 07/25/2037 (H)(?)	$1,207
6,735	7.50%, 09/25/2037 (H)(?)	771
	Bayview Financial Acquisition Trust
2,100	4.89%, 05/28/2037 (H)(L)	588
	CBA Commercial Small Balance Commercial Mortgage
370	6.09%, 07/25/2039 (H)(L)	209
390	6.50%, 07/25/2039 (H)(L)	152
8,540	7.25%, 07/25/2039 (H)(?)	811
	Countrywide Asset-Backed Certificates
2,000	5.76%, 06/25/2035	584
1,993	5.80%, 07/25/2034	1,158
	Lehman XS Trust
1,761	6.50%, 05/25/2037 (H)(L)	1,629
	Merrill Lynch/Countrywide Commercial Mortgage Trust
4,000	5.46%, 07/12/2046 (L)	2,486
	Nationstar Home Equity Loan Trust
34	9.97%, 03/25/2037 (H)(L)	1
	North Street Referenced Linked Notes
500	4.52%, 07/30/2010 (H)(L)	275
	Option One Mortgage Loan Trust
1,000	6.99%, 03/25/2037 (H)	119
	Renaissance Home Equity Loan Trust
1,430	7.00%, 09/25/2037 (H)	209
1,080	7.50%, 04/25/2037 — 06/25/2037 (H)	66
	Spirit Master Funding LLC
1,903	5.76%, 03/20/2024 (H)	1,161
	Wamu Commercial Mortgage Securities Trust
3,000	6.14%, 03/23/2045 (I)(L)	1,800

	Total asset & commercial mortgage backed securities (cost $24,423)	$13,226

CORPORATE BONDS: INVESTMENT GRADE — 1.9%
	Finance — 1.9%
	Federal National Mortgage Association
$5,000	2.88%, 10/12/2010 (G)	$4,982

	Total corporate bonds: investment grade (cost $4,992)	$4,982

U.S. GOVERNMENT AGENCIES — 59.4%
	Federal Home Loan Mortgage Corporation — 13.0%
	Mortgage Backed Securities:
$8,870	6.00%, 2032 — 2037	$8,863
48	7.00%, 2029 — 2031	49
70	9.00%, 2022	77
38	11.50%, 2015 — 2019	39
6	11.75%, 2011	6
4	12.50%, 2019	4

		9,038

	Remic — Pac’s:
24,263	6.00%, 2032	24,515

		33,553

	Federal National Mortgage Association — 37.2%
	Mortgage Backed Securities:
8,408	5.49%, 2036 (L)	8,528
13,944	5.50%, 2015 — 2037	13,576
4,264	5.98%, 2037 (L)	4,409
1,517	6.00%, 2016 — 2031	1,531
1,247	6.01%, 2009	1,243
39,527	6.50%, 2013 — 2038	40,016
17	7.50%, 2030	18
14	8.00%, 2025	15
46	8.50%, 2022	50
8	9.75%, 2020	9
42	10.00%, 2020	47
25	10.50%, 2012 — 2018	29
94	11.00%, 2015 — 2020	104
4	11.25%, 2013	4
3	11.50%, 2015	4
13	12.00%, 2014	15
45	12.50%, 2015	50

		69,648

	Notes:
15,000	4.14%, 2015 (G)	14,529
10,500	6.25%, 2029	11,272

		25,801

	Remic — Pac’s:
512	6.50%, 2012	526

		95,975

	Government National Mortgage Association — 1.7%
	Mortgage Backed Securities:
306	6.00%, 2034	306
2,653	6.50%, 2031 — 2032	2,693
27	7.00%, 2030	28
85	8.00%, 2022	91
289	9.50%, 2016 — 2019	318
11	11.00%, 2015 — 2018	13

		3,449

	Remic — Pac’s:
880	6.50%, 2031	900

		4,349

	Other Government Agencies — 7.5%
	Small Business Administration Participation Certificates:
954	5.35%, 2026	943
3,754	5.57%, 2027	3,712
2,088	5.66%, 2022	2,112
1,653	5.70%, 2026	1,667
940	5.78%, 2021	955
3,179	5.82%, 2026	3,218
2,268	5.98%, 2022	2,314
2,086	6.07%, 2026	2,133
2,127	6.14%, 2022	2,181

		19,235

	Total U.S. government agencies (cost $154,482)	$153,112

U.S. GOVERNMENT SECURITIES — 8.0%
	U.S. Treasury Securities — 8.0%
	U.S. Treasury Notes:
$11,000	2.75%, 2013 (G)	$11,152
5,000	3.25%, 2009 (G)	5,100
4,076	4.50%, 2017 (G)	4,247

	Total U.S. government securities (cost $20,246)	$20,499

	Total long-term investments (cost $204,143)	$191,819

The accompanying notes are an integral part of these financial statements.

Principal			Market
Amount			Value (W)
SHORT-TERM INVESTMENTS — 31.2%
	Repurchase Agreements — 23.5%
	BNP Paribas Securities Corp. Repurchase Agreement (maturing on 11/03/2008 in the amount of $30,756, collateralized by U.S. Treasury Bond 5.50%, 2028, U.S. Treasury Note 7.50%, 2016, value of $31,297)
$30,756	0.15% dated 10/31/2008		$30,756
	RBS Greenwich Capital Markets Repurchase Agreement (maturing on 11/03/2008 in the amount of $24,785, collateralized by U.S. Treasury Note 4.13%, 2012, value of $25,282)
24,785	0.10% dated 10/31/2008		24,785
	UBS Securities, Inc. Repurchase Agreement (maturing on 11/03/2008 in the amount of $4,975, collateralized by U.S. Treasury Bond 6.13%, 2027, value of $5,052)
4,975	0.08% dated 10/31/2008		4,975

			60,516

Shares

	Securities Purchased with Proceeds from Security Lending — 7.2%
	Cash Collateral Reinvestment Fund:
18,679	State Street Navigator Securities Lending Prime Portfolio		18,679

Principal
Amount

	U.S. Treasury Bills — 0.5%
$1,250	0.61%, 01/15/2009 (M)(S)		1,250

	Total short-term investments (cost $80,442)		$80,445

	Total investments (cost $284,585) (C)	105.6%	$272,264
	Other assets and liabilities	(5.6)%	(14,399)

	Total net assets	100.0%	$257,865

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

(C)	At October 31, 2008, the cost of securities for federal income tax purposes was $284,698 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$1,017
Unrealized Depreciation	(13,451)

Net Unrealized Depreciation	$(12,434)

(G)	Security is partially on loan at October 31, 2008.

(I)	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at October 31, 2008, was $1,800, which represents 0.70% of total net assets.

(L)	Variable rate securities; the rate reported is the coupon rate in effect at October 31, 2008.

(M)	The interest rate disclosed for these securities represents the effective yield on the date of acquisition.

(?)	The interest rates disclosed for interest only strips represent effective yields based upon estimated future cash flows at October 31, 2008.

(H)	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period
Acquired	Par	Security	Cost Basis
05/2007	$12,190	Bayview Commercial Asset Trust, 7.00%, 07/25/2037 - 144A	$1,744
08/2007	6,735	Bayview Commercial Asset Trust, 7.50%, 09/25/2037 - 144A	938
04/2007	2,100	Bayview Financial Acquisition Trust, 4.89%, 05/28/2037	2,100
05/2007	370	CBA Commercial Small Balance Commercial Mortgage, 6.09%, 07/25/2039 - 144A	370
05/2007	390	CBA Commercial Small Balance Commercial Mortgage, 6.50%, 07/25/2039 - 144A	390
05/2007	8,540	CBA Commercial Small Balance Commercial Mortgage, 7.25%, 07/25/2039 - 144A	720
10/2007	1,761	Lehman XS Trust, 6.50%, 05/25/2037	1,744
04/2007	34	Nationstar Home Equity Loan Trust, 9.97%, 03/25/2037 - 144A	34
11/2006	500	North Street Referenced Linked Notes, 4.52%, 07/30/2010 - 144A	461
03/2007	1,000	Option One Mortgage Loan Trust, 6.99%, 03/25/2037	876
08/2007	1,430	Renaissance Home Equity Loan Trust, 7.00%, 09/25/2037	1,156
03/2007 – 05/2007	1,080	Renaissance Home Equity Loan Trust, 7.50%, 04/25/2037 — 06/25/2037	982
03/2006	1,903	Spirit Master Funding LLC, 5.76%, 03/20/2024 - 144A	1,903

The aggregate value of these securities at October 31, 2008 was $7,198 which represents 2.79% of total net assets.

(S)	Security pledged as initial margin deposit for open futures contracts at October 31, 2008.

Futures Contracts Outstanding at October 31, 2008

				Unrealized
	Number of		Expiration	Appreciation/
Description	Contracts*	Position	Month	(Depreciation)

2 Year U.S. Treasury Note	226	Long	Dec 2008	$307
5 Year U.S. Treasury Note	177	Long	Dec 2008	189
10 Year U.S. Treasury Note	107	Long	Dec 2008	(277)
U.S. Long Bond	6	Short	Dec 2008	47

				$266

* The number of contracts does not omit 000’s.

(W)	See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

The Hartford Value Fund

Schedule of Investments
October 31, 2008
(000’s Omitted)

		Market
Shares		Value (W)
COMMON STOCK — 96.2%
	Banks — 5.9%
74	PNC Financial Services Group, Inc.	$4,914
131	US Bancorp	3,908
232	Wells Fargo & Co.	7,903

		16,725

	Capital Goods — 6.7%
90	Cummins, Inc.	2,319
68	General Dynamics Corp.	4,072
467	General Electric Co.	9,113
42	PACCAR, Inc.	1,222
37	Precision Castparts Corp.	2,385

		19,111

	Commercial & Professional Services — 1.2%
106	Waste Management, Inc.	3,323
	Diversified Financials — 11.2%
382	Bank of America Corp.	9,238
157	Bank of New York Mellon Corp.	5,123
86	Citigroup, Inc.	1,167
56	Goldman Sachs Group, Inc.	5,134
271	JP Morgan Chase & Co.	11,175

		31,837

	Energy — 13.4%
80	Chevron Corp.	5,983
46	ConocoPhillips Holding Co.	2,372
208	Exxon Mobil Corp.	15,410
81	Marathon Oil Corp.	2,357
88	Newfield Exploration Co. (D)	2,013
70	Occidental Petroleum Corp.	3,888
61	Total S.A. ADR	3,365
83	XTO Energy, Inc.	2,988

		38,376

	Food & Staples Retailing — 4.9%
183	CVS/Caremark Corp.	5,593
149	Kroger Co.	4,100
109	Safeway, Inc.	2,325
146	Supervalu, Inc.	2,085

		14,103

	Food, Beverage & Tobacco — 6.8%
172	Altria Group, Inc.	3,300
105	ConAgra Foods, Inc.	1,836
133	Dean Foods Co. (D)	2,901
92	Nestle S.A. ADR	3,528
80	PepsiCo, Inc.	4,555
75	Philip Morris International, Inc.	3,256

		19,376

	Health Care Equipment & Services — 3.9%
110	Aetna, Inc.	2,733
84	Baxter International, Inc.	5,051
143	UnitedHealth Group, Inc.	3,401

		11,185

	Household & Personal Products — 1.9%
87	Kimberly-Clark Corp.	5,308
	Insurance — 4.6%
148	ACE Ltd.	8,484
90	Chubb Corp.	4,684

		13,168

	Materials — 3.3%
60	Agrium U.S., Inc.	2,260
70	Cliff’s Natural Resources, Inc.	1,897
90	E.I. DuPont de Nemours & Co.	2,864
141	International Paper Co.	2,421

		9,442

	Media — 2.3%
305	Comcast Corp. Class A	4,800
182	Time Warner, Inc.	1,836

		6,636

	Pharmaceuticals, Biotechnology & Life Sciences — 6.7%
92	Abbott Laboratories	5,074
251	Bristol-Myers Squibb Co.	5,164
193	Pfizer, Inc.	3,413
174	Schering-Plough Corp.	2,514
95	Wyeth	3,047

		19,212

	Real Estate — 1.0%
276	Host Hotels & Resorts, Inc.	2,854
	Retailing — 2.7%
97	Gap, Inc.	1,250
104	Kohl’s Corp. (D)	3,650
144	Staples, Inc.	2,798

		7,698

	Semiconductors & Semiconductor Equipment — 1.5%
271	Intel Corp.	4,339
	Software & Services — 1.6%
208	Microsoft Corp.	4,649
	Technology Hardware & Equipment — 5.0%
224	Cisco Systems, Inc. (D)	3,975
200	Dell, Inc. (D)	2,430
81	Hewlett-Packard Co.	3,116
195	Ingram Micro, Inc. (D)	2,605
140	Nokia Corp.	2,117

		14,243

	Telecommunication Services — 4.7%
293	AT&T, Inc.	7,840
183	Verizon Communications, Inc.	5,418

		13,258

	Utilities — 6.9%
54	Entergy Corp.	4,199
36	Exelon Corp.	1,926
87	FPL Group, Inc.	4,129
38	NRG Energy, Inc. (D)	893
46	PG&E Corp.	1,690
73	SCANA Corp.	2,412

The accompanying notes are an integral part of these financial statements.

			Market
Shares			Value (W)

COMMON STOCK — (continued)

	Utilities — (continued)
100	Southern Co.		$3,444
92	TECO Energy, Inc.		1,056

			19,749

	Total common stock (cost $345,584)		$274,592

Principal
Amount

SHORT-TERM INVESTMENTS — 1.9%
	Repurchase Agreements — 1.9%

Banc of America Securities TriParty Joint Repurchase Agreement (maturing on 11/03/2008 in the amount of $2,516, collateralized by FHLMC 4.50% — 6.00%, 2023 — 2038, FNMA 4.50% — 6.50%, 2021 — 2038, value of $2,575)

$2,516	0.25% dated 10/31/2008		$2,516
	BNP Paribas Securities Corp. TriParty Joint Repurchase Agreement (maturing on 11/03/2008 in the amount of $273, collateralized by FNMA 5.50%, 2037, value of $278)
273	0.25% dated 10/31/2008		273
	Deutsche Bank Securities Joint Repurchase Agreement (maturing on 11/03/2008 in the amount of $11, collateralized by U.S. Treasury Bill 0.50%, 2009, value of $11)
11	0.08% dated 10/31/2008		11

Deutsche Bank Securities TriParty Joint Repurchase Agreement (maturing on 11/03/2008 in the amount of $1,168, collateralized by FHLMC 5.00% — 7.00%, 2020 — 2038, GNMA 6.00% — 7.00%, 2037 — 2038, value of $1,191)

1,168	0.25% dated 10/31/2008		1,168
	JP Morgan Chase TriParty Joint Repurchase Agreement (maturing on 11/03/2008 in the amount of $1,540, collateralized by FNMA 5.00% — 7.00%, 2017 — 2038, value of $1,570)
1,539	0.23% dated 10/31/2008		1,539

	Total short-term investments (cost $5,507)		$5,507

	Total investments (cost $351,091) (C)	98.1%	$280,099
	Other assets and liabilities	1.9%	5,396

	Total net assets	100.0%	$285,495

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 3.95% of total net assets at October 31, 2008.

Foreign securities that are principally traded on certain foreign markets are adjusted daily pursuant to a third party pricing service methodology approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of the foreign market but before the close of the New York Stock Exchange.

(C)	At October 31, 2008, the cost of securities for federal income tax purposes was $354,518 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$5,492
Unrealized Depreciation	(79,911)

Net Unrealized Depreciation	$(74,419)

(D)	Currently non-income producing.

(W)	See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

The Hartford Value Opportunities Fund

Schedule of Investments
October 31, 2008
(000’s Omitted)

		Market
Shares		Value (W)
COMMON STOCK — 98.6%
	Automobiles & Components — 0.6%
120	TRW Automotive Holdings Corp. (D)	$755
	Banks — 0.3%
344	Royal Bank of Scotland Group plc	379
	Capital Goods — 6.4%
19	Alliant Techsystems, Inc. (D)	1,544
47	Deere & Co.	1,820
176	General Electric Co.	3,424
52	Genesis Lease Ltd. ADR	284
7	Lockheed Martin Corp.	587

		7,659

	Consumer Durables & Apparel — 1.1%
40	MDC Holdings, Inc.	1,339
	Diversified Financials — 11.5%
43	Ameriprise Financial, Inc.	918
156	Bank of America Corp.	3,769
39	Capital One Financial Corp.	1,528
181	CIT Group, Inc.	748
38	Invesco Ltd.	567
46	JP Morgan Chase & Co.	1,889
78	Oaktree Capital (D)(I)	1,618
137	PennantPark Investment Corp.	626
92	TD Ameritrade Holding Corp. (D)	1,224
53	UBS AG ADR (D)	892

		13,779

	Energy — 13.5%
32	Baker Hughes, Inc.	1,126
27	Canadian Natural Resources Ltd. ADR	1,344
29	Consol Energy, Inc.	917
17	Exxon Mobil Corp.	1,275
111	Newfield Exploration Co. (D)	2,546
53	Noble Energy, Inc.	2,736
43	SBM Offshore N.V.	760
120	Talisman Energy, Inc.	1,209
36	Total S.A. ADR	1,970
257	USEC, Inc. (D)(G)	1,059
36	XTO Energy, Inc.	1,305

		16,247

	Food, Beverage & Tobacco — 8.1%
1,278	Chaoda Modern Agriculture	901
45	Cosan Ltd. (D)	119
109	Dean Foods Co. (D)	2,378
—	Japan Tobacco, Inc.	1,770
3,970	Marine Harvest (D)	641
105	Smithfield Foods, Inc. (D)	1,103
118	Unilever N.V. NY Shares ADR	2,826

		9,738

	Health Care Equipment & Services — 5.7%
25	Covidien Ltd.	1,094
79	Humana, Inc. (D)	2,335
143	UnitedHealth Group, Inc.	3,391

		6,820

	Household & Personal Products — 0.9%
45	Avon Products, Inc.	1,110
	Insurance — 9.5%
72	ACE Ltd.	4,107
40	Everest Re Group Ltd.	3,003
56	Fidelity National Financial, Inc.	500
36	First American Financial Corp.	743
8	PartnerRe Ltd.	562
38	Platinum Underwriters Holdings Ltd.	1,215
34	Reinsurance Group of America, Inc.	1,251

		11,381

	Materials — 5.5%
10	Agrium, Inc.	387
38	Alcoa, Inc.	435
21	Celanese Corp.	297
42	Companhia Vale do Rio Doce ADR	556
16	Freeport-McMoRan Copper & Gold, Inc.	457
12	Mosaic Co.	485
75	Owens-Illinois, Inc. (D)	1,705
5	Potash Corp. of Saskatchewan, Inc.	452
101	Rexam plc	606
142	Smurfit-Stone Container Corp. (D)	191
16	Syngenta AG ADR	606
445	Uranium One, Inc. (D)	376

		6,553

	Media — 6.2%
204	Comcast Corp. Class A	3,207
181	Comcast Corp. Special Class A	2,783
94	R.H. Donnelley Corp. (D)	80
31	Viacom, Inc. Class B (D)	619
124	Virgin Media, Inc.	712

		7,401

	Pharmaceuticals, Biotechnology & Life Sciences — 7.7%
57	Alkermes, Inc. (D)	561
19	Amgen, Inc. (D)	1,156
261	Impax Laboratories, Inc. (A)(D)(H)	2,084
185	Schering-Plough Corp.	2,676
86	Wyeth	2,774

		9,251

	Retailing — 0.6%
32	Home Depot, Inc.	750
	Semiconductors & Semiconductor Equipment — 1.4%
84	Varian Semiconductor Equipment Associates, Inc. (D)	1,650
	Software & Services — 4.0%
55	CACI International, Inc. Class A (D)	2,261
116	Microsoft Corp.	2,588

		4,849

	Technology Hardware & Equipment — 7.2%
61	Arrow Electronics, Inc. (D)	1,056
141	Cisco Systems, Inc. (D)	2,500
150	Corning, Inc.	1,628
229	Flextronics International Ltd. (D)	957
166	JDS Uniphase Corp. (D)	905
86	Seagate Technology	583
74	Solar Cayman Ltd. (A)(D)(H)	947

		8,576

	Transportation — 6.5%
454	Delta Air Lines, Inc. (D)	4,987
24	United Parcel Service, Inc. Class B	1,282
149	US Airways Group, Inc. (D)	1,511

		7,780

The accompanying notes are an integral part of these financial statements.

			Market
Shares			Value (W)

COMMON STOCK — (continued)
	Utilities — 1.9%
26	Northeast Utilities		$578
44	Progress Energy, Inc.		1,716

			2,294

	Total common stock (cost $177,557)		$118,311

Principal
Amount

SHORT-TERM INVESTMENTS — 1.6%
	Repurchase Agreements — 1.1%

Banc of America Securities TriParty Joint Repurchase Agreement (maturing on 11/03/2008 in the amount of $599, collateralized by FHLMC 4.50% — 6.00%, 2023 — 2038, FNMA 4.50% — 6.50%, 2021 — 2038, value of $613)

$599	0.25% dated 10/31/2008		$599
	BNP Paribas Securities Corp. TriParty Joint Repurchase Agreement (maturing on 11/03/2008 in the amount of $65, collateralized by FNMA 5.50%, 2037, value of $66)
65	0.25% dated 10/31/2008		65
	Deutsche Bank Securities Joint Repurchase Agreement (maturing on 11/03/2008 in the amount of $3, collateralized by U.S. Treasury Bill 0.50%, 2009, value of $3)
3	0.08% dated 10/31/2008		3

Deutsche Bank Securities TriParty Joint Repurchase Agreement (maturing on 11/03/2008 in the amount of $278, collateralized by FHLMC 5.00% — 7.00%, 2020 — 2038, GNMA 6.00% — 7.00%, 2037 — 2038, value of $284)

278	0.25% dated 10/31/2008		278
	JP Morgan Chase TriParty Joint Repurchase Agreement (maturing on 11/03/2008 in the amount of $367, collateralized by FNMA 5.00% — 7.00%, 2017 — 2038, value of $374)
366	0.23% dated 10/31/2008		366

			1,311

Shares

	Securities Purchased with Proceeds from Security Lending — 0.5%
	Cash Collateral Reinvestment Fund:
644	Goldman Sachs FS Prime Obligation/Institutional Fund		$644

	Total short-term investments (cost $1,955)		$1,955

	Total investments (cost $179,512) (C)	100.2%	$120,266
	Other assets and liabilities	(0.2)%	(225)

	Total net assets	100.0%	$120,041

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 13.39% of total net assets at October 31, 2008.

Foreign securities that are principally traded on certain foreign markets are adjusted daily pursuant to a third party pricing service methodology approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of the foreign market but before the close of the New York Stock Exchange.

(C)	At October 31, 2008, the cost of securities for federal income tax purposes was $181,382 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$678
Unrealized Depreciation	(61,794)

Net Unrealized Depreciation	$(61,116)

(A)	The aggregate value of securities valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Fund’s Board of Directors at October 31, 2008, was $3,031, which represents 2.52% of total net assets. This calculation excludes securities that are principally traded on certain foreign markets and whose prices were adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

(D)	Currently non-income producing.

(G)	Security is partially on loan at October 31, 2008.

(I)	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at October 31, 2008, was $1,618, which represents 1.35% of total net assets.

(H)	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period
Acquired	Shares	Security	Cost Basis

12/2005 – 11/2006	261	Impax Laboratories, Inc.	$2,160
03/2007	74	Solar Cayman Ltd. - 144A	1,103

The aggregate value of these securities at October 31, 2008 was $3,031 which represents 2.52% of total net assets.

Forward Foreign Currency Contracts Outstanding at October 31, 2008

				Unrealized
	Market	Contract	Delivery	Appreciation/
Description	Value (W)	Amount	Date	(Depreciation)

British Pound (Buy)	$3,243	$3,304	11/26/08	$(61)
British Pound (Sell)	3,243	3,116	11/26/08	(127)

				$(188)

(W)	See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc.

Statements of Assets and Liabilities
October 31, 2008
(000’s Omitted)

		Balanced	Balanced
	Advisers	Allocation	Income
	Fund	Fund	Fund
Assets:
Investments in securities, at fair value; @	$835,716	$4,439	$41,847
Investments in underlying affiliated funds, at fair value (S)	—	702,403	—
Cash	1	—	10 *
Foreign currency on deposit with custodian #	—	—	—
Unrealized appreciation on forward foreign currency contracts	3,334	—	109
Receivables:
Investment securities sold	17,996	—	230
Fund shares sold	171	1,495	130
Dividends and interest	3,977	1,441	473
Variation margin	—	—	3
Other assets	84	59	21

Total assets	861,279	709,837	42,823

Liabilities:
Unrealized depreciation on forward foreign currency contracts	123	—	18
Unrealized depreciation on swap contracts	—	—	—
Bank overdraft — U.S. Dollars	—	283	—
Payable upon return of securities loaned (Note 2d) >	29,343	—	—
Payables:
Investment securities purchased	14,262	—	162
Fund shares redeemed	1,325	1,083	29
Investment management and advisory fees (Note 5)	71	13	4
Distribution fees (Note 5)	46	48	2
Dividends and interest on short positions	—	—	—
Variation margin	—	—	5
Accrued expenses	366	193	17
Written options (Note 3)	—	—	—

Total liabilities	45,536	1,620	237

Net assets	$815,743	$708,217	$42,586

Summary of Net Assets:
Capital stock and paid-in-capital	$1,212,365	$944,673	$55,215
Accumulated undistributed (distribution in excess of) net investment income (loss)	3,036	1,113	212
Accumulated net realized gain (loss) on investments and foreign currency transactions	(107,886)	(15,082)	(2,576)
Unrealized appreciation (depreciation) of investments and the translations of assets and liabilities denominated in foreign currency	(291,772)	(222,487)	(10,265)

Net assets	$815,743	$708,217	$42,586

@ Cost of securities	$1,130,727	$6,904	$52,206

@ Market value of securities on loan	$28,493	$—	$—

(S)Cost of investments in underlying affiliated funds	$—	$922,425	$—

>Market value of non-cash collateral for securities lending	$—	$—	$—

# Cost of foreign currency on deposit with custodian	$—	$—	$—

*	Cash of $9 was designated to cover open futures contracts.

†	Cash of $602 was designated to cover open futures contracts.

The accompanying notes are an integral part of these financial statements.

Capital	Capital	Checks and	Conservative		Diversified	Dividend and	Equity Growth
Appreciation	Appreciation II	Balances	Allocation	Disciplined Equity	International	Growth	Allocation
Fund	Fund	Fund	Fund	Fund	Fund	Fund	Fund

$14,073,344	$932,815	$—	$882	$183,380	$11,929	$3,326,958	$1,937
—	—	952,090	174,416	—	—	—	190,040
—	261	—	—	1,476 †	8	—	—
4,313	—	—	—	—	1	—	—
98,877	264	—	—	—	36	—	—

152,636	22,265	—	—	12,006	257	17,420	—
47,931	4,396	8,463	1,356	326	8	8,314	377
16,078	853	1,685	512	284	37	5,574	—
—	—	—	—	12	—	—	—
528	76	150	51	51	93	171	88

14,393,707	960,930	962,388	177,217	197,535	12,369	3,358,437	192,442

170	621	—	—	—	22	—	—
—	—	—	—	—	—	—	—
—	—	2,716	546	101	—	—	245
10,520	2,247	—	—	—	—	—	—

333,091	32,254	—	—	10,994	369	22,382	—
27,781	2,987	1,762	236	241	—	4,508	252
1,159	110	—	3	19	2	268	4
742	58	60	12	6	—	128	13
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
4,507	345	156	57	84	7	892	109
—	—	—	—	—	—	—	—

377,970	38,622	4,694	854	11,445	400	28,178	623

$14,015,737	$922,308	$957,694	$176,363	$186,090	$11,969	$3,330,259	$191,819

$20,463,257	$1,499,263	$1,272,815	$225,857	$268,627	$20,259	$4,006,483	$284,080
63,604	361	1,464	442	928	12	4,831	—

(688,120)	(228,068)	4,493	(7,696)	(34,090)	(3,082)	(110,898)	1,715

(5,823,004)	(349,248)	(321,078)	(42,240)	(49,375)	(5,220)	(570,157)	(93,976)

$14,015,737	$922,308	$957,694	$176,363	$186,090	$11,969	$3,330,259	$191,819

$19,995,119	$1,281,707	$—	$1,283	$232,871	$17,165	$3,897,115	$3,073

$10,590	$2,155	$—	$—	$—	$—	$—	$—

$—	$—	$1,273,168	$216,255	$—	$—	$—	$282,880

$—	$—	$—	$—	$—	$—	$—	$—

$4,246	$—	$—	$—	$—	$1	$—	$—

The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc.

Statements of Assets and Liabilities — (continued)
October 31, 2008
(000’s Omitted)

			Fundamental
	Equity Income	Floating Rate	Growth
	Fund	Fund	Fund
Assets:
Investments in securities, at fair value; @	$699,352	$1,817,107	$54,481
Investments in underlying affiliated funds, at fair value (S)	—	—	—
Cash	—	2,192	1
Foreign currency on deposit with custodian #	—	—	—
Unrealized appreciation on forward foreign currency contracts	—	—	—
Receivables:
Investment securities sold	707	113,658	1,157
Fund shares sold	2,653	4,693	937
Dividends and interest	1,468	17,833	64
Other assets	68	680	20

Total assets	704,248	1,956,163	56,660

Liabilities:
Unrealized depreciation on forward foreign currency contracts	—	—	—
Unrealized depreciation on swap contracts	—	—	—
Bank overdraft — U.S. Dollars	—	—	—
Payable upon return of securities loaned (Note 2d) >	—	—	5,246
Payables:
Investment securities purchased	—	25,235	1,902
Fund shares redeemed	862	10,091	90
Investment management and advisory fees (Note 5)	67	161	5
Dividends	—	3,689	—
Distribution fees (Note 5)	28	151	3
Dividends and interest on short positions	—	—	—
Accrued expenses	197	542	23
Written options (Note 3)	—	—	—

Total liabilities	1,154	39,869	7,269

Net assets	$703,094	$1,916,294	$49,391

Summary of Net Assets:
Capital stock and paid-in-capital	$856,450	$2,967,817	$68,674
Accumulated undistributed (distribution in excess of) net investment income (loss)	1,611	6,630	—
Accumulated net realized gain (loss) on investments and foreign currency transactions	(13,786)	(330,318)	(6,418)
Unrealized appreciation (depreciation) of investments and the translations of assets and liabilities denominated in foreign currency	(141,181)	(727,835)	(12,865)

Net assets	$703,094	$1,916,294	$49,391

@ Cost of securities	$840,522	$2,544,942	$67,346

@ Market value of securities on loan	$—	$—	$5,122

(S)Cost of investments in underlying affiliated funds	$—	$—	$—

>Market value of non-cash collateral for securities lending	$—	$—	$—

# Cost of foreign currency on deposit with custodian	$—	$—	$—

†	Cash of $5 was designated to cover open futures contracts.

The accompanying notes are an integral part of these financial statements.

Global		Global Financial
Communications	Global Equity	Services	Global Growth	Global Health	Global Technology	Growth Allocation	Growth
Fund	Fund	Fund	Fund	Fund	Fund	Fund	Fund

$22,060	$14,098	$25,137	$401,487	$731,682	$34,707	$4,989	$718,477
—	—	—	—	—	—	571,262	—
23	6 †	—	1	1	—	14	1
—	9	—	437	—	44	—	—
13	6	—	—	—	—	—	—

975	94	83	2,564	3,208	1,223	—	18,735
22	1	73	712	630	23	987	2,204
100	26	11	366	1,300	21	527	916
21	67	26	217	70	51	54	72

23,214	14,307	25,330	405,784	736,891	36,069	577,833	740,405

3	3	—	30	—	—	—	—
—	—	—	—	—	—	—	—
—	—	71	—	—	—	—	—
—	—	—	—	76,958	—	—	25,052

906	113	—	2,319	6,959	580	—	19,125
57	—	117	593	10,269	65	875	1,005
3	2	3	45	75	4	11	67
—	—	—	—	—	—	—	—
1	1	1	14	28	3	41	23
—	—	—	—	—	—	—	—
24	10	20	223	207	36	192	209
—	—	—	—	—	—	—	—

994	129	212	3,224	94,496	688	1,119	45,481

$22,220	$14,178	$25,118	$402,560	$642,395	$35,381	$576,714	$694,924

$34,244	$21,612	$40,752	$580,261	$789,852	$97,603	$790,222	$922,620
936	119	589	15	—	—	3,277	—
(3,024)	(1,304)	(6,449)	(51,038)	21,264	(46,954)	12,305	(27,215)

(9,936)	(6,249)	(9,774)	(126,678)	(168,721)	(15,268)	(229,090)	(200,481)

$22,220	$14,178	$25,118	$402,560	$642,395	$35,381	$576,714	$694,924

$31,987	$20,353	$34,911	$528,171	$900,482	$49,975	$8,084	$918,957

$—	$—	$—	$—	$74,913	$—	$—	$24,454

$—	$—	$—	$—	$—	$—	$797,257	$—

$—	$—	$—	$—	$—	$—	$—	$—

$—	$9	$—	$439	$—	$44	$—	$—

The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc.

Statements of Assets and Liabilities — (continued)
October 31, 2008
(000’s Omitted)

	Growth		High Yield
	Opportunities	High Yield	Municipal Bond
	Fund	Fund	Fund
Assets:
Investments in securities, at fair value; @	$2,038,307	$178,367	$302,873
Investments in underlying affiliated funds, at fair value (S)	—	—	—
Cash	3	—	92
Foreign currency on deposit with custodian #	—	5	—
Unrealized appreciation on forward foreign currency contracts	66	—	—
Receivables:
Investment securities sold	83,406	2,730	2,317
Fund shares sold	8,370	736	3,034
Dividends and interest	3,384	4,889	5,819
Variation margin	—	—	—
Other assets	167	129	122

Total assets	2,133,703	186,856	314,257

Liabilities:
Unrealized depreciation on forward foreign currency contracts	—	18	—
Unrealized depreciation on swap contracts	—	—	—
Bank overdraft — U.S. Dollars	—	—	—
Payable upon return of securities loaned (Note 2d) >	8,578	10,178	—
Payables:
Investment securities purchased	56,394	4,979	2,999
Fund shares redeemed	5,182	301	3,867
Investment management and advisory fees (Note 5)	187	16	23
Dividends	—	229	695
Distribution fees (Note 5)	80	9	17
Dividends and interest on short positions	—	—	—
Variation margin	—	21	—
Accrued expenses	660	89	32
Written options (Note 3)	—	—	—

Total liabilities	71,081	15,840	7,633

Net assets	$2,062,622	$171,016	$306,624

Summary of Net Assets:
Capital stock and paid-in-capital	$3,040,584	$304,157	$376,937
Accumulated undistributed (distribution in excess of) net investment income (loss)	(66)	581	223
Accumulated net realized gain (loss) on investments and foreign currency transactions	(391,010)	(82,137)	(13,206)
Unrealized appreciation (depreciation) of investments and the translations of assets and liabilities denominated in foreign currency	(586,886)	(51,585)	(57,330)

Net assets	$2,062,622	$171,016	$306,624

@ Cost of securities	$2,625,339	$230,190	$360,203

@ Market value of securities on loan	$8,429	$9,623	$—

(S)Cost of investments in underlying affiliated funds	$—	$—	$—

>Market value of non-cash collateral for securities lending	$—	$—	$—

# Cost of foreign currency on deposit with custodian	$—	$6	$—

The accompanying notes are an integral part of these financial statements.

			International	International	International
Income Allocation	Income	Inflation Plus	Growth	Opportunities	Small Company	LargeCap Growth	MidCap
Fund	Fund	Fund	Fund	Fund	Fund	Fund	Fund

$755	$246,319	$744,424	$384,956	$285,763	$138,074	$11,631	$1,989,783
53,521	—	—	—	—	—	—	—
—	—	1	1,283	4	—	5	1
—	108	537	461	1	—	—	—
—	5	912	80	453	1,123	—	—

—	14,674	41,965	23,585	4,617	5,688	—	54,099
224	198	4,949	875	1,365	967	1,199	1,182
276	3,145	4,238	442	461	468	6	1,218
—	18	—	—	—	—	—	—
57	118	195	64	65	32	37	64

54,833	264,585	797,221	411,746	292,729	146,352	12,878	2,046,347

—	—	168	271	387	1,590	—	—
—	—	—	—	—	—	—	—
120	1,255	—	—	—	3,872	—	—
—	7,348	—	935	25,425	15,146	—	—

—	13,092	2,938	42,961	1,265	2,327	37	98,153
227	337	2,911	641	742	113	—	3,472
1	18	58	42	28	14	1	185
—	95	147	—	—	—	—	—
4	6	54	12	10	4	—	101
—	—	—	—	—	—	—	—
—	88	—	—	—	—	—	—
16	56	136	166	129	75	8	691
—	—	164	—	—	—	—	—

368	22,295	6,576	45,028	27,986	23,141	46	102,602

$54,465	$242,290	$790,645	$366,718	$264,743	$123,211	$12,832	$1,943,745

$65,142	$310,406	$894,996	$685,947	$401,875	$249,292	$17,948	$2,494,011
34	172	2,715	512	5,485	937	—	—
(1,628)	(17,594)	(18,754)	(257,180)	(52,483)	(63,990)	(1,651)	(57,237)

(9,083)	(50,694)	(88,312)	(62,561)	(90,134)	(63,028)	(3,465)	(493,029)

$54,465	$242,290	$790,645	$366,718	$264,743	$123,211	$12,832	$1,943,745

$1,135	$297,063	$833,489	$447,604	$375,952	$200,655	$15,103	$2,482,812

$—	$7,050	$—	$937	$24,772	$14,906	$—	$—

$62,224	$—	$—	$—	$—	$—	$—	$—

$—	$—	$—	$—	$—	$452	$—	$—

$—	$115	$579	$463	$1	$—	$—	$—

The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc.

Statements of Assets and Liabilities — (continued)
October 31, 2008
(000’s Omitted)

	MidCap Growth	MidCap Value	Money Market
	Fund*	Fund	Fund
Assets:
Investments in securities, at fair value; (amortized cost for Money Market Fund) @	$30,768	$185,896	$855,826
Investments in underlying affiliated funds, at fair value (S)	—	—	—
Cash	—	1	—
Foreign currency on deposit with custodian #	—	—	—
Unrealized appreciation on forward foreign currency contracts	—	—	—
Receivables:
Investment securities sold	—	783	—
Fund shares sold	219	14	2,403
Dividends and interest	13	56	447
Variation margin	3	—	—
Other assets	36	50	243

Total assets	31,039	186,800	858,919

Liabilities:
Unrealized depreciation on forward foreign currency contracts	—	—	—
Unrealized depreciation on swap contracts	—	—	—
Bank overdraft — U.S. Dollars	—	—	530
Payable upon return of securities loaned (Note 2d) >	3,551	—	—
Payables:
Investment securities purchased	420	1,512	—
Fund shares redeemed	16	418	5,381
Investment management and advisory fees (Note 5)	3	20	53
Dividends	—	—	13
Distribution fees (Note 5)	1	10	50
Dividends and interest on short positions	—	—	—
Variation margin	—	—	—
Accrued expenses	22	111	126
Written options (Note 3)	—	—	—

Total liabilities	4,013	2,071	6,153

Net assets	$27,026	$184,729	$852,766

Summary of Net Assets:
Capital stock and paid-in-capital	$45,925	$298,738	$854,350
Accumulated undistributed (distribution in excess of) net investment income (loss)	—	—	267
Accumulated net realized gain (loss) on investments and foreign currency transactions	(6,409)	(33,862)	(1,851)
Unrealized appreciation (depreciation) of investments and the translations of assets and liabilities denominated in foreign currency	(12,490)	(80,147)	—

Net assets	$27,026	$184,729	$852,766

@ Cost of securities	$43,276	$266,043	$855,826

@ Market value of securities on loan	$3,462	$—	$—

(S)Cost of investments in underlying affiliated funds	$—	$—	$—

>Market value of non-cash collateral for securities lending	$—	$—	$—

# Cost of foreign currency on deposit with custodian	$—	$—	$—

*	Formerly known as The Hartford Select MidCap Growth Fund.

†	Cash of $78 was designated to cover open futures contracts.

‡	Cash of $300 was designated to cover open futures contracts.

The accompanying notes are an integral part of these financial statements.

Retirement	Select MidCap	Select SmallCap
Income	Value	Value	Short Duration	Small Company	SmallCap Growth	Stock	Strategic Income
Fund	Fund	Fund	Fund	Fund	Fund	Fund	Fund

$144	$51,018	$77,925	$184,593	$543,307	$205,728	$508,452	$218,469
6,342	—	—	—	—	—	—	—
—	—	78 †	—	2	300 ‡	—	642
—	—	—	—	—	—	—	324
—	—	—	—	—	—	3,387	—

—	1,044	384	—	9,768	107	14,521	18,759
1	12	836	892	2,893	710	306	1,213
23	29	72	1,701	99	69	439	3,831
—	14	32	—	158	145	—	7
43	30	17	63	104	129	212	95

6,553	52,147	79,344	187,249	556,331	207,188	527,317	243,340

—	—	—	—	1	—	122	—
—	—	—	—	—	—	—	—
1	51	—	—	—	14	1,977	—
—	4,297	—	—	—	56	30,451	—

—	—	—	—	11,556	—	12,158	26,915
—	76	28	287	856	196	669	1,150
—	5	10	13	55	22	46	16
—	—	—	35	—	—	—	346
—	1	1	6	17	7	26	13
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	188
6	25	18	35	205	87	327	40
—	—	—	—	—	—	—	—

7	4,455	57	376	12,690	382	45,776	28,668

$6,546	$47,692	$79,287	$186,873	$543,641	$206,806	$481,541	$214,672

$8,349	$88,933	$118,252	$205,336	$779,520	$324,572	$967,986	$278,365
4	511	805	105	—	—	2,811	182
(812)	(22,285)	(12,503)	(3,142)	(96,974)	(50,819)	(255,683)	(11,585)

(995)	(19,467)	(27,267)	(15,426)	(138,905)	(66,947)	(233,573)	(52,290)

$6,546	$47,692	$79,287	$186,873	$543,641	$206,806	$481,541	$214,672

$137	$70,419	$105,039	$200,019	$682,405	$272,591	$745,317	$270,150

$—	$4,216	$—	$—	$—	$21	$29,715	$—

$7,344	$—	$—	$—	$—	$—	$—	$—

$—	$57	$—	$—	$—	$—	$—	$—

$—	$—	$—	$—	$—	$—	$—	$381

The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc.

Statements of Assets and Liabilities — (continued)
October 31, 2008
(000’s Omitted)

	Target	Target	Target
	Retirement 2010	Retirement 2020	Retirement 2030
	Fund	Fund	Fund
Assets:
Investments in securities, at fair value; @	$233	$240	$329
Investments in underlying affiliated funds, at fair value (S)	13,278	29,125	24,853
Cash	—	—	—
Foreign currency on deposit with custodian #	—	—	—
Unrealized appreciation on forward foreign currency contracts	—	—	—
Receivables:
Investment securities sold	—	—	—
Fund shares sold	49	47	54
Dividends and interest	30	45	19
Variation margin	—	—	—
Other assets	59	61	58

Total assets	13,649	29,518	25,313

Liabilities:
Unrealized depreciation on forward foreign currency contracts	—	—	—
Unrealized depreciation on swap contracts	—	—	—
Bank overdraft — U.S. Dollars	34	21	32
Payable upon return of securities loaned (Note 2d) >	—	—	—
Payables:
Investment securities purchased	—	—	—
Fund shares redeemed	14	25	21
Investment management and advisory fees (Note 5)	—	1	—
Dividends	—	—	—
Distribution fees (Note 5)	1	1	1
Dividends and interest on short positions	—	—	—
Variation margin	—	—	—
Accrued expenses	8	9	9
Written options (Note 3)	—	—	—

Total liabilities	57	57	63

Net assets	$13,592	$29,461	$25,250

Summary of Net Assets:
Capital stock and paid-in-capital	$18,721	$41,447	$35,422
Accumulated undistributed (distribution in excess of) net investment income (loss)	48	64	158
Accumulated net realized gain (loss) on investments and foreign currency transactions	(1,117)	(1,740)	(541)
Unrealized appreciation (depreciation) of investments and the translations of assets and liabilities denominated in foreign currency	(4,060)	(10,310)	(9,789)

Net assets	$13,592	$29,461	$25,250

@ Cost of securities	$406	$359	$552

@ Market value of securities on loan	$—	$—	$—

(S)Cost of investments in underlying affiliated funds	$17,165	$39,316	$34,419

>Market value of non-cash collateral for securities lending	$—	$—	$—

# Cost of foreign currency on deposit with custodian	$—	$—	$—

The accompanying notes are an integral part of these financial statements.

Tax-Free	Tax-Free	Tax-Free	Tax-Free	Total Return	U.S. Government		Value
California	Minnesota	National	New York	Bond	Securities	Value	Opportunities
Fund	Fund	Fund	Fund	Fund	Fund	Fund	Fund

$35,467	$29,170	$169,705	$13,946	$1,385,873	$272,264	$280,099	$120,266
—	—	—	—	—	—	—	—
—	—	—	—	13,936	1	—	1
—	—	—	—	1,381	—	—	—
—	—	—	—	7,864	—	—	—

—	264	4,019	437	127,094	1	1,483	6,066
1,639	27	631	—	7,335	3,422	3,606	133
568	500	3,107	272	14,280	1,642	569	114
—	—	—	—	473	7	—	—
14	14	97	8	713	82	38	62

37,688	29,975	177,559	14,663	1,558,949	277,419	285,795	126,642

—	—	—	—	1,478	—	—	188
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	36,651	18,679	—	644

—	—	1,532	—	128,056	—	—	5,493
—	—	1,067	—	1,659	530	205	190
3	2	13	1	100	19	29	14
66	19	176	2	155	128	—	—
2	1	9	1	45	13	4	5
—	—	—	—	—	—	—	—
—	—	—	—	761	135	—	—
10	10	30	8	279	50	62	67
—	—	—	—	—	—	—	—

81	32	2,827	12	169,184	19,554	300	6,601

$37,607	$29,943	$174,732	$14,651	$1,389,765	$257,865	$285,495	$120,041

$47,640	$33,980	$219,771	$17,062	$1,603,748	$286,455	$372,214	$228,659
32	16	154	7	7,508	120	5,420	1,932
(2,029)	(339)	(18,170)	(67)	(42,762)	(16,655)	(21,147)	(51,116)

(8,036)	(3,714)	(27,023)	(2,351)	(178,729)	(12,055)	(70,992)	(59,434)

$37,607	$29,943	$174,732	$14,651	$1,389,765	$257,865	$285,495	$120,041

$43,503	$32,884	$196,728	$16,297	$1,572,332	$284,585	$351,091	$179,512

$—	$—	$—	$—	$35,512	$18,204	$—	$665

$—	$—	$—	$—	$—	$—	$—	$—

$—	$—	$—	$—	$—	$—	$—	$—

$—	$—	$—	$—	$1,449	$—	$—	$—

The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc.

Statements of Assets and Liabilities — (continued)
October 31, 2008
(000’s Omitted)

		Balanced	Balanced
	Advisers	Allocation	Income
	Fund	Fund	Fund
Shares authorized	910,000	400,000	800,000

Par value	$0.001	$0.001	$0.001

Class A: Net asset value per share/Maximum offering price per share	$10.80/$11.42	$8.48/$8.97	$8.22/$8.69

Shares outstanding	54,993	51,906	4,443

Net assets	$593,816	$439,955	$36,544

Class B: Net asset value per share	$10.69	$8.45	$8.20

Shares outstanding	9,693	10,983	237

Net assets	$103,632	$92,829	$1,945

Class C: Net asset value per share	$10.80	$8.45	$8.19

Shares outstanding	9,890	18,960	489

Net assets	$106,819	$160,167	$4,007

Class I: Net asset value per share	$—	$8.47	$—

Shares outstanding	—	264	—

Net assets	$—	$2,238	$—

Class R3: Net asset value per share	$10.92	$8.44	$—

Shares outstanding	1	42	—

Net assets	$9	$358	$—

Class R4: Net asset value per share	$10.92	$8.47	$—

Shares outstanding	10	1,007	—

Net assets	$113	$8,535	$—

Class R5: Net asset value per share	$10.93	$8.48	$—

Shares outstanding	1	488	—

Net assets	$7	$4,135	$—

Class Y: Net asset value per share	$10.93	$—	$8.24

Shares outstanding	1,038	—	11

Net assets	$11,347	$—	$90

The accompanying notes are an integral part of these financial statements.

Capital	Capital	Checks and	Conservative	Disciplined	Diversified	Dividend and	Equity Growth
Appreciation	Appreciation II	Balances	Allocation	Equity	International	Growth	Allocation
Fund	Fund	Fund	Fund	Fund	Fund	Fund	Fund
1,265,000	1,000,000	1,000,000	400,000	450,000	525,000	750,000	400,000

$0.001	$0.001	$0.001	$0.001	$0.001	$0.001	$0.001	$0.001

$23.43/$24.78	$8.73/$9.23	$7.32/$7.74	$8.30/$8.78	$9.31/$9.85	$5.88/$6.22	$14.56/$15.40	$8.29/$8.77

370,620	54,945	88,760	12,999	9,934	430	152,124	13,636

$8,682,603	$479,795	$649,297	$107,922	$92,476	$2,528	$2,214,358	$113,006

$20.77	$8.47	$7.29	$8.30	$8.80	$5.87	$14.32	$8.19

51,246	7,796	12,120	2,495	1,355	101	15,558	3,458

$1,064,188	$66,057	$88,364	$20,703	$11,931	$591	$222,732	$28,322

$20.91	$8.50	$7.29	$8.29	$8.80	$5.87	$14.28	$8.19

126,127	31,707	29,000	4,831	1,556	104	15,535	5,521

$2,637,037	$269,662	$211,502	$40,054	$13,691	$611	$221,895	$45,209

$23.41	$8.80	$7.32	$8.29	$—	$5.89	$14.52	$8.31

18,733	9,028	1,133	50	—	100	11,571	80

$438,528	$79,436	$8,293	$418	$—	$589	$167,989	$668

$24.92	$8.73	$7.31	$8.28	$9.56	$5.87	$14.71	$8.25

313	475	11	32	1	100	31	85

$7,809	$4,148	$80	$269	$11	$588	$455	$699

$25.08	$8.79	$7.32	$8.29	$9.60	$5.88	$14.73	$8.27

2,996	140	11	591	1	100	571	289

$75,127	$1,232	$79	$4,900	$8	$588	$8,410	$2,389

$25.21	$8.84	$7.32	$8.30	$9.62	$5.88	$14.75	$8.31

1,418	17	11	253	1	100	21	184

$35,734	$151	$79	$2,097	$7	$588	$310	$1,526

$25.28	$8.86	$—	$—	$9.64	$5.89	$14.75	$—

42,509	2,463	—	—	7,054	1,000	33,489	—

$1,074,711	$21,827	$—	$—	$67,966	$5,886	$494,110	$—

The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc.

Statements of Assets and Liabilities — (continued)
October 31, 2008
(000’s Omitted)

			Fundamental
	Equity Income	Floating Rate	Growth
	Fund	Fund	Fund*
Shares authorized	500,000	2,400,000	300,000

Par value	$0.001	$0.001	$0.001

Class A: Net asset value per share/Maximum offering price per share	$10.35/$10.95	$7.13/$7.35	$7.57/$8.01

Shares outstanding	54,452	102,188	3,169

Net assets	$563,703	$728,882	$23,989

Class B: Net asset value per share	$10.33	$7.13	$7.18

Shares outstanding	3,107	5,670	871

Net assets	$32,097	$40,440	$6,254

Class C: Net asset value per share	$10.34	$7.13	$7.18

Shares outstanding	4,206	122,954	1,152

Net assets	$43,493	$876,501	$8,276

Class I: Net asset value per share	$10.33	$7.13	$—

Shares outstanding	140	23,973	—

Net assets	$1,449	$171,007	$—

Class L: Net asset value per share/Maximum offering price per share	$—	$—	$—

Shares outstanding	—	—	—

Net assets	$—	$—	$—

Class R3: Net asset value per share	$10.39	$7.14	$—

Shares outstanding	8	76	—

Net assets	$78	$544	$—

Class R4: Net asset value per share	$10.40	$7.13	$—

Shares outstanding	1	72	—

Net assets	$8	$515	$—

Class R5: Net asset value per share	$10.40	$7.15	$—

Shares outstanding	1	13	—

Net assets	$8	$90	$—

Class Y: Net asset value per share	$10.40	$7.13	$7.82

Shares outstanding	5,984	13,789	1,391

Net assets	$62,258	$98,315	$10,872

The accompanying notes are an integral part of these financial statements.

Global		Global Financial			Global	Growth
Communications	Global Equity	Services	Global Growth	Global Health	Technology	Allocation	Growth
Fund	Fund	Fund	Fund	Fund	Fund	Fund	Fund
300,000	850,000	300,000	450,000	500,000	300,000	400,000	27,000,000

$0.001	$0.001	$0.001	$0.001	$0.001	$0.001	$0.001	$0.0001

$5.39/$5.70	$6.55/$6.93	$6.87/$7.26	$10.50/$11.11	$12.69/$13.42	$3.84/$4.06	$8.58/$9.07	$11.59/$12.26

2,703	1,947	2,451	20,278	23,614	5,529	38,370	25,205

$14,567	$12,746	$16,849	$212,910	$299,699	$21,246	$329,312	$292,129

$5.16	$6.51	$6.74	$9.64	$11.74	$3.62	$8.48	$9.83

566	34	395	2,450	3,872	1,548	10,575	2,028

$2,920	$223	$2,662	$23,614	$45,475	$5,603	$89,717	$19,936

$5.15	$6.51	$6.69	$9.68	$11.78	$3.59	$8.48	$9.86

829	35	638	3,133	7,912	2,098	17,515	4,742

$4,274	$225	$4,267	$30,334	$93,208	$7,537	$148,584	$46,757

$—	$6.56	$—	$—	$12.81	$—	$8.57	$11.69

—	30	—	—	3,359	—	153	4,121

$—	$199	$—	$—	$43,036	$—	$1,310	$48,174

$—	$—	$—	$—	$—	$—	$—	$11.83/$12.41

—	—	—	—	—	—	—	14,402

$—	$—	$—	$—	$—	$—	$—	$170,321

$—	$6.53	$—	$10.97	$13.19	$—	$8.51	$11.86

—	30	—	1	38	—	6	4

$—	$196	$—	$10	$503	$—	$49	$53

$—	$6.54	$—	$11.01	$13.29	$—	$8.56	$11.94

—	30	—	1	295	—	564	117

$—	$196	$—	$7	$3,921	$—	$4,825	$1,394

$—	$6.55	$—	$11.10	$13.38	$—	$8.60	$12.00

—	30	—	1	108	—	339	4

$—	$196	$—	$12	$1,449	$—	$2,917	$51

$5.52	$6.56	$6.99	$11.14	$13.40	$3.97	$—	$12.03

83	30	192	12,181	11,574	251	—	9,648

$459	$197	$1,340	$135,673	$155,104	$995	$—	$116,109

The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc.

Statements of Assets and Liabilities — (continued)
October 31, 2008
(000’s Omitted)

	Growth		High Yield
	Opportunities	High Yield	Municipal Bond
	Fund	Fund	Fund
Shares authorized	23,750,000	500,000	650,000

Par value	$0.0001	$0.001	$0.001

Class A: Net asset value per share/Maximum offering price per share	$18.60/$19.68	$5.52/$5.78	$7.27/$7.61

Shares outstanding	61,584	21,253	23,572

Net assets	$1,145,281	$117,343	$171,281

Class B: Net asset value per share	$15.16	$5.51	$7.26

Shares outstanding	2,518	3,236	642

Net assets	$38,167	$17,838	$4,664

Class C: Net asset value per share	$15.21	$5.51	$7.27

Shares outstanding	13,228	3,924	10,543

Net assets	$201,128	$21,634	$76,650

Class I: Net asset value per share	$18.74	$5.53	$7.27

Shares outstanding	6,347	141	7,428

Net assets	$118,918	$777	$54,029

Class L: Net asset value per share/Maximum offering price per share	$19.02/$19.96	$—	$—

Shares outstanding	20,947	—	—

Net assets	$398,391	$—	$—

Class R3: Net asset value per share	$19.08	$5.52	$—

Shares outstanding	282	3	—

Net assets	$5,391	$14	$—

Class R4: Net asset value per share	$19.19	$5.53	$—

Shares outstanding	997	1	—

Net assets	$19,129	$8	$—

Class R5: Net asset value per share	$19.28	$5.53	$—

Shares outstanding	164	1	—

Net assets	$3,169	$8	$—

Class Y: Net asset value per share	$19.31	$5.53	$—

Shares outstanding	6,888	2,424	—

Net assets	$133,048	$13,394	$—

The accompanying notes are an integral part of these financial statements.

Income			International	International	International	LargeCap
Allocation	Income	Inflation Plus	Growth	Opportunities	Small Company	Growth	MidCap
Fund	Fund	Fund	Fund	Fund	Fund	Fund	Fund
400,000	300,000	600,000	500,000	500,000	350,000	800,000	460,000

$0.001	$0.001	$0.001	$0.001	$0.001	$0.001	$0.001	$0.001

$8.40/$8.79	$8.28/$8.67	$9.78/$10.24	$7.07/$7.48	$10.23/$10.82	$7.45/$7.89	$6.34/$6.70	$14.55/$15.39

4,304	9,852	31,488	25,724	14,781	6,538	1,128	90,043

$36,145	$81,569	$307,863	$181,826	$151,147	$48,739	$7,147	$1,310,085

$8.39	$8.28	$9.76	$6.65	$9.40	$7.16	$6.24	$12.81

647	940	7,768	2,887	1,816	1,032	50	15,278

$5,432	$7,779	$75,789	$19,208	$17,068	$7,392	$314	$195,738

$8.39	$8.30	$9.75	$6.66	$9.29	$7.06	$6.24	$12.93

1,314	1,568	24,745	3,703	2,556	1,496	87	21,231

$11,030	$13,007	$241,305	$24,658	$23,743	$10,563	$546	$274,583

$8.40	$—	$9.81	$7.04	$10.25	$7.47	$—	$—

75	—	2,766	12,262	14	201	—	—

$630	$—	$27,135	$86,331	$143	$1,497	$—	$—

$—	$—	$—	$—	$—	$—	$—	$—

—	—	—	—	—	—	—	—

$—	$—	$—	$—	$—	$—	$—	$—

$8.40	$—	$9.78	$7.18	$10.51	$—	$—	$—

2	—	22	41	7	—	—	—

$18	$—	$216	$293	$74	$—	$—	$—

$8.39	$—	$9.79	$7.23	$10.58	$—	$—	$—

134	—	2	19	95	—	—	—

$1,128	$—	$17	$139	$1,003	$—	$—	$—

$8.40	$—	$9.80	$7.28	$10.60	$—	$—	$—

10	—	3	1	1	—	—	—

$82	$—	$28	$6	$10	$—	$—	$—

$—	$8.27	$9.80	$7.30	$10.62	$7.60	$6.40	$15.75

—	16,926	14,111	7,435	6,738	7,244	754	10,369

$—	$139,935	$138,292	$54,257	$71,555	$55,020	$4,825	$163,339

The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc.

Statements of Assets and Liabilities — (continued)
October 31, 2008
(000’s Omitted)

	MidCap
	Growth	MidCap Value	Money Market
	Fund*	Fund	Fund
Shares authorized	800,000	300,000	3,900,000

Par value	$0.001	$0.001	$0.001

Class A: Net asset value per share/Maximum offering price per share	$6.04/$6.39	$6.53/$6.91	$1.00/$1.00

Shares outstanding	3,526	19,605	487,549

Net assets	$21,304	$127,999	$486,596

Class B: Net asset value per share	$5.89	$6.03	$1.00

Shares outstanding	439	4,033	66,681

Net assets	$2,584	$24,329	$66,581

Class C: Net asset value per share	$5.86	$6.03	$1.00

Shares outstanding	513	4,048	140,418

Net assets	$3,002	$24,418	$140,174

Class I: Net asset value per share	$—	$—	$—

Shares outstanding	—	—	—

Net assets	$—	$—	$—

Class L: Net asset value per share/Maximum offering price per share	$—	$—	$—

Shares outstanding	—	—	—

Net assets	$—	$—	$—

Class R3: Net asset value per share	$—	$—	$1.00

Shares outstanding	—	—	530

Net assets	$—	$—	$529

Class R4: Net asset value per share	$—	$—	$1.00

Shares outstanding	—	—	148,726

Net assets	$—	$—	$148,465

Class R5: Net asset value per share	$—	$—	$1.00

Shares outstanding	—	—	8,846

Net assets	$—	$—	$8,826

Class Y: Net asset value per share	$6.15	$6.88	$1.00

Shares outstanding	22	1,161	1,601

Net assets	$136	$7,983	$1,595

*	Formerly known as The Hartford Select MidCap Growth Fund

The accompanying notes are an integral part of these financial statements.

Retirement	Select MidCap	Select SmallCap
Income	Value	Value	Short Duration	Small Company	SmallCap Growth	Stock	Strategic Income
Fund	Fund	Fund	Fund	Fund	Fund	Fund	Fund
750,000	800,000	800,000	300,000	500,000	27,000,000	500,000	750,000

$0.001	$0.001	$0.001	$0.001	$0.001	$0.0001	$0.001	$0.001

$7.67/$8.11	$6.70/$7.08	$7.42/$7.86	$9.21/$9.49	$13.09/$13.85	$18.47/$19.54	$13.75/$14.55	$7.35/$7.69

456	2,399	1,944	5,063	20,967	4,237	22,381	10,780

$3,495	$16,071	$14,428	$46,620	$274,412	$78,279	$307,712	$79,242

$7.67	$6.54	$7.31	$9.21	$11.71	$16.13	$12.65	$7.35

47	328	65	635	1,794	536	4,556	858

$363	$2,147	$476	$5,846	$21,008	$8,645	$57,627	$6,308

$7.68	$6.53	$7.32	$9.21	$11.71	$16.03	$12.76	$7.36

119	413	94	2,903	3,528	653	5,228	9,215

$912	$2,695	$685	$26,738	$41,294	$10,472	$66,725	$67,863

$—	$—	$—	$—	$13.18	$18.53	$13.77	$7.37

—	—	—	—	904	170	5	3,327

$—	$—	$—	$—	$11,912	$3,159	$64	$24,508

$—	$—	$—	$—	$—	$18.62/$19.54	$—	$—

—	—	—	—	—	4,004	—	—

$—	$—	$—	$—	$—	$74,539	$—	$—

$7.67	$—	$—	$—	$13.89	$18.79	$14.19	$—

7	—	—	—	215	—	1	—

$53	$—	$—	$—	$2,990	$9	$20	$—

$7.67	$—	$—	$—	$13.98	$18.88	$14.29	$—

187	—	—	—	1,311	69	2	—

$1,437	$—	$—	$—	$18,332	$1,298	$34	$—

$7.68	$—	$—	$—	$14.06	$18.99	$14.32	$—

37	—	—	—	534	2	—	—

$286	$—	$—	$—	$7,510	$44	$6	$—

$—	$6.72	$7.43	$9.19	$14.10	$19.03	$14.34	$7.35

—	3,986	8,570	11,712	11,789	1,595	3,442	4,998

$—	$26,779	$63,698	$107,669	$166,183	$30,361	$49,353	$36,751

The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc.

Statements of Assets and Liabilities — (continued)
October 31, 2008
(000’s Omitted)

	Target	Target	Target
	Retirement 2010	Retirement 2020	Retirement 2030
	Fund	Fund	Fund
Shares authorized	950,000	950,000	950,000

Par value	$0.001	$0.001	$0.001

Class A: Net asset value per share/Maximum offering price per share	$7.24/$7.66	$7.56/$8.00	$6.80/$7.20

Shares outstanding	901	1,784	1,866

Net assets	$6,520	$13,495	$12,679

Class B: Net asset value per share	$7.22	$7.56	$6.78

Shares outstanding	56	80	89

Net assets	$406	$604	$607

Class C: Net asset value per share	$7.23	$7.55	$6.78

Shares outstanding	82	111	112

Net assets	$593	$837	$761

Class I: Net asset value per share	$—	$—	$—

Shares outstanding	—	—	—

Net assets	$—	$—	$—

Class L: Net asset value per share/Maximum offering price per share	$—	$—	$—

Shares outstanding	—	—	—

Net assets	$—	$—	$—

Class R3: Net asset value per share	$7.23	$7.55	$6.77

Shares outstanding	1	9	158

Net assets	$8	$70	$1,070

Class R4: Net asset value per share	$7.23	$7.55	$6.78

Shares outstanding	667	1,097	1,118

Net assets	$4,823	$8,281	$7,578

Class R5: Net asset value per share	$7.24	$7.56	$6.80

Shares outstanding	156	815	372

Net assets	$1,131	$6,165	$2,530

Class Y: Net asset value per share	$7.23	$7.56	$6.82

Shares outstanding	15	1	4

Net assets	$111	$9	$25

The accompanying notes are an integral part of these financial statements.

Tax-Free	Tax-Free	Tax-Free	Tax-Free	Total Return	U.S. Government		Value
California	Minnesota	National	New York	Bond	Securities	Value	Opportunities
Fund	Fund	Fund	Fund	Fund	Fund	Fund	Fund
250,000	19,250,000	19,300,000	250,000	650,000	19,250,000	500,000	27,000,000

$0.001	$0.0001	$0.0001	$0.001	$0.001	$0.0001	$0.001	$0.0001

$8.17/$8.55	$8.67/$9.08	$8.67/$9.08	$8.67/$9.08	$9.20/$9.63	$8.77/$9.18	$8.95/$9.47	$8.22/$8.70

3,740	872	13,092	1,261	70,645	11,475	6,351	7,249

$30,538	$7,566	$113,542	$10,935	$650,149	$100,574	$56,864	$59,576

$8.15	$8.69	$8.61	$8.67	$9.15	$8.72	$8.73	$7.42

164	89	607	169	8,038	2,189	826	1,026

$1,338	$772	$5,223	$1,464	$73,557	$19,084	$7,211	$7,613

$8.18	$8.70	$8.63	$8.67	$9.22	$8.72	$8.72	$7.38

701	145	3,155	260	9,469	4,773	1,050	1,514

$5,731	$1,262	$27,234	$2,252	$87,277	$41,624	$9,160	$11,167

$—	$—	$8.69	$—	$9.21	$—	$8.97	$8.15

—	—	542	—	666	—	67	140

$—	$—	$4,705	$—	$6,128	$—	$598	$1,139

$—	$8.71/$9.12	$8.64/$9.04	$—	$—	$8.75/$9.16	$—	$8.26/$8.67

—	263	670	—	—	3,143	—	2,349

$—	$2,287	$5,790	$—	$—	$27,512	$—	$19,403

$—	$—	$—	$—	$9.32	$—	$8.87	$8.33

—	—	—	—	14	—	14	79

$—	$—	$—	$—	$130	$—	$122	$657

$—	$—	$—	$—	$9.32	$—	$8.89	$8.39

—	—	—	—	1,362	—	19	224

$—	$—	$—	$—	$12,698	$—	$166	$1,877

$—	$—	$—	$—	$9.32	$—	$8.92	$8.44

—	—	—	—	29	—	1	1

$—	$—	$—	$—	$271	$—	$8	$6

$—	$8.68	$8.65	$—	$9.31	$8.78	$8.93	$8.48

—	2,081	2,108	—	60,081	7,868	23,669	2,193

$—	$18,056	$18,238	$—	$559,555	$69,071	$211,366	$18,603

The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc.

Statements of Operations
For the Year Ended October 31, 2008
(000’s Omitted)

		Balanced	Balanced
	Advisers	Allocation	Income
	Fund	Fund	Fund
Investment Income:
Dividends	$14,363	$105	$950
Dividends from underlying affiliated funds	—	25,565	—
Interest	21,722	3	1,816
Securities lending	888	—	—
Less: Foreign tax withheld	(221)	—	(12)

Total investment income	36,752	25,673	2,754

Expenses:
Investment management and advisory fees	8,052	1,180	374
Transfer agent fees	2,902	986	51
Distribution fees
Class A	2,241	1,451	110
Class B	1,797	1,246	24
Class C	1,653	2,128	49
Class L	—	—	—
Class R3	—	2	—
Class R4	—	17	—
Custodian fees	11	—	17
Accounting services	219	108	9
Registration and filing fees	125	126	38
Board of Directors’ fees	22	16	1
Other expenses	370	319	31

Total expenses (before waivers and fees paid indirectly)	17,392	7,579	704
Expense waivers	—	—	(7)
Transfer agent fee waivers	(53)	—	—
Commission recapture	(43)	—	—
Custodian fee offset	(13)	—	—

Total waivers and fees paid indirectly	(109)	—	(7)

Total expenses, net	17,283	7,579	697

Net investment income (loss)	19,469	18,094	2,057

Net Realized Gain (Loss) on Investments, Futures, Options and Swap Contracts and Foreign Currency Transactions:
Capital gain distribution received from underlying affiliated funds	—	42,092	—
Net realized gain (loss) on investments in underlying affiliated funds	—	(38,790)	—
Net realized gain (loss) on investments; in securities	(103,891)	—	(2,567)
Net realized gain (loss) on futures, written options and swap contracts	305 *	—	17
Net realized gain (loss) on foreign currency transactions	124	—	24

Net Realized Gain (Loss) on Investments, Futures, Options and Swap Contracts and Foreign Currency Transactions	(103,462)	3,302	(2,526)

Net Changes in Unrealized Appreciation (Depreciation) of Investments, Futures, Options and Swap Contracts and Foreign Currency Transactions:
Net unrealized appreciation (depreciation) of investments	(372,352)	(325,274)	(11,795)
Net unrealized appreciation (depreciation) of futures, written options, and swap contracts	13	—	(8)
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies	3,239	—	(44)

Net Changes in Unrealized Appreciation (Depreciation) of Investments, Futures, Options Foreign Currency Transactions	(369,100)	(325,274)	(11,847)

Net Gain (Loss) on Investments, Futures, Options and Swap Contracts and Foreign Currency Transactions	(472,562)	(321,972)	(14,373)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(453,093)	$(303,878)	$(12,316)

*	Realized gains on written options were $305 for the Advisers Fund.
†	Realized gains on written options were $36 for the Capital Appreciation II Fund.
‡	Realized gains on written options were $450 for the Disciplined Equity Fund.
(C)	Commenced operations on June 30, 2008.

The accompanying notes are an integral part of these financial statements.

Capital	Capital	Checks and	Conservative	Disciplined	Diversified	Dividend and	Equity Growth
Appreciation	Appreciation II	Balances	Allocation	Equity	International	Growth	Allocation
Fund	Fund	Fund	Fund	Fund	Fund (C)	Fund	Fund

$293,059	$18,949	$—	$19	$4,849	$115	$104,917	$45
—	—	17,437	7,478	—	—	—	1,956
42,914	1,702	—	1	108	5	4,168	1
6,975	1,121	—	—	49	—	1,746	—
(11,894)	(847)	—	—	—	(9)	(1,693)	—

331,054	20,925	17,437	7,498	5,006	111	109,138	2,002

131,467	12,569	—	311	2,273	56	25,267	406
28,449	2,290	778	190	599	—	6,063	571

31,878	1,912	1,197	311	358	3	7,348	399
17,835	974	614	251	214	3	3,268	417
40,008	4,016	1,624	503	213	3	3,134	648
—	—	—	—	—	—	—	—
15	17	—	1	—	1	1	4
123	2	—	12	—	1	15	6
675	76	1	1	10	3	11	1
3,095	195	83	24	45	1	640	32
1,002	199	165	85	75	25	273	96
343	24	9	4	6	—	69	5
6,695	515	201	77	99	13	1,271	104

261,585	22,789	4,672	1,770	3,892	109	47,360	2,689
—	—	(32)	—	(104)	(25)	—	(20)
—	—	—	—	(44)	—	—	—
(442)	(86)	—	—	(7)	—	(71)	—
(21)	(1)	—	—	(1)	—	(4)	—

(463)	(87)	(32)	—	(156)	(25)	(75)	(20)

261,122	22,702	4,640	1,770	3,736	84	47,285	2,669

69,932	(1,777)	12,797	5,728	1,270	27	61,853	(667)

—	—	11,822	5,443	—	—	—	22,142
—	—	(5,056)	(10,685)	—	—	—	(8,843)
(703,472)	(223,776)	—	—	(22,779)	(3,082)	(108,309)	—
—	(10)†	(1)	—	(657)‡	—	—	—
(71,606)	1,528	—	—	—	(33)	—	—

(775,078)	(222,258)	6,765	(5,242)	(23,436)	(3,115)	(108,309)	13,299

(10,364,558)	(513,628)	(329,223)	(53,423)	(97,477)	(5,237)	(1,479,942)	(145,028)

—	—	—	—	60	—	—	—

173,964	(356)	—	—	—	17	—	—

(10,190,594)	(513,984)	(329,223)	(53,423)	(97,417)	(5,220)	(1,479,942)	(145,028)

(10,965,672)	(736,242)	(322,458)	(58,665)	(120,853)	(8,335)	(1,588,251)	(131,729)

$(10,895,740)	$(738,019)	$(309,661)	$(52,937)	$(119,583)	$(8,308)	$(1,526,398)	$(132,396)

The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc.

Statements of Operations — (continued)
For the Year Ended October 31, 2008
(000’s Omitted)

			Fundamental
	Equity Income	Floating Rate	Growth
	Fund	Fund	Fund

Investment Income:
Dividends	$32,727	$—	$704
Dividends from underlying affiliated funds	—	—	—
Interest	609	218,695	39
Securities lending	86	—	66
Less: Foreign tax withheld	(240)	—	(9)

Total investment income	33,182	218,695	800

Expenses:
Investment management and advisory fees	6,646	18,996	491
Transfer agent fees	1,209	1,984	142

Distribution fees
Class A	1,731	3,239	87
Class B	437	585	99
Class C	589	13,872	121
Class L	—	—	—
Class R3	—	3	—
Class R4	—	1	—
Custodian fees	7	27	4
Accounting services	130	541	6
Registration and filing fees	141	404	41
Board of Directors’ fees	16	60	1
Other expenses	337	1,246	27

Total expenses (before waivers and fees paid indirectly)	11,243	40,958	1,019
Expense waivers	(459)	(74)	(21)
Transfer agent fee waivers	—	—	(2)
Commission recapture	(36)	—	(1)
Custodian fee offset	—	(8)	—

Total waivers and fees paid indirectly	(495)	(82)	(24)

Total expenses, net	10,748	40,876	995

Net investment income (loss)	22,434	177,819	(195)

Net Realized Gain (Loss) on Investments, Futures, Options and Swap Contracts and Foreign Currency Transactions:
Capital gain distribution received from underlying affiliated funds	—	—	—
Net realized gain (loss) on investments in underlying affiliated funds	—	—	—
Net realized gain (loss) on investments; in securities	(13,776)	(277,593)	(6,345)
Net realized gain (loss) on futures, written options and swap contracts	—	—	—
Net realized gain (loss) on foreign currency transactions	(17)	(92)	—

Net Realized Gain (Loss) on Investments, Futures, Options and Swap Contracts and Foreign Currency Transactions	(13,793)	(277,685)	(6,345)

Net Changes in Unrealized Appreciation (Depreciation) of Investments, Futures, Options and Swap Contracts and Foreign Currency Transactions:
Net unrealized appreciation (depreciation) of investments	(301,508)	(589,632)	(20,038)
Net unrealized appreciation (depreciation) of futures, written options, and swap contracts	—	—	—
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies	(11)	(916)	—

Net Changes in Unrealized Appreciation (Depreciation) of Investments, Futures, Options Foreign Currency Transactions	(301,519)	(590,548)	(20,038)

Net Gain (Loss) on Investments, Futures, Options and Swap Contracts and Foreign Currency Transactions	(315,312)	(868,233)	(26,383)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(292,878)	$(690,414)	$(26,578)

(C)	Commenced operations on June 30, 2008.

The accompanying notes are an integral part of these financial statements.

Global		Global Financial			Global	Growth
Communications	Global Equity	Services	Global Growth	Global Health	Technology	Allocation	Growth
Fund	Fund (C)	Fund	Fund	Fund	Fund	Fund	Fund

$1,921	$319	$1,292	$7,975	$9,893	$473	$131	$9,376
—	—	—	—	—	—	13,030	—
30	11	46	392	336	19	2	585
66	—	37	616	774	15	—	328
(180)	(27)	(133)	(634)	(522)	(16)	—	(233)

1,837	303	1,242	8,349	10,481	491	13,163	10,056

383	122	301	5,521	7,522	534	1,046	7,384
125	1	87	1,791	1,510	295	1,263	1,419

68	29	59	979	1,102	87	1,130	1,232
53	2	32	536	694	107	1,266	324
91	2	53	582	1,232	122	2,096	716
—	—	—	—	—	—	—	653
—	1	—	—	1	—	—	—
—	—	—	—	7	—	11	3
14	15	16	37	17	18	1	22
5	2	4	106	121	7	93	126
43	59	45	106	124	52	123	147
1	1	1	13	16	2	14	19
29	17	24	210	281	28	266	309

812	251	622	9,881	12,627	1,252	7,309	12,354
(28)	(47)	(29)	(142)	—	(141)	—	(93)
(6)	—	(10)	(295)	(52)	(122)	—	(45)
—	—	(1)	(14)	(17)	(2)	—	(53)
—	—	—	(2)	(5)	—	—	(1)

(34)	(47)	(40)	(453)	(74)	(265)	—	(192)

778	204	582	9,428	12,553	987	7,309	12,162

1,059	99	660	(1,079)	(2,072)	(496)	5,854	(2,106)

—	—	—	—	—	—	53,860	—
—	—	—	—	—	—	(17,320)	—
(2,375)	(1,288)	(6,336)	(50,484)	23,457	(6,570)	—	(25,346)
—	(17)	—	—	—	—	—	—
(80)	(9)	(24)	(67)	(44)	(11)	—	(50)

(2,455)	(1,314)	(6,360)	(50,551)	23,413	(6,581)	36,540	(25,396)

(22,143)	(6,255)	(13,583)	(377,752)	(281,638)	(27,532)	(361,257)	(446,192)

—	4	—	—	—	—	—	—

(9)	2	(1)	(7)	90	(4)	—	(1)

(22,152)	(6,249)	(13,584)	(377,759)	(281,548)	(27,536)	(361,257)	(446,193)

(24,607)	(7,563)	(19,944)	(428,310)	(258,135)	(34,117)	(324,717)	(471,589)

$(23,548)	$(7,464)	$(19,284)	$(429,389)	$(260,207)	$(34,613)	$(318,863)	$(473,695)

The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc.

Statements of Operations — (continued)
For the Year Ended October 31, 2008
(000’s Omitted)

	Growth		High Yield
	Opportunities	High Yield	Municipal Bond
	Fund	Fund	Fund
Investment Income:
Dividends	$23,439	$81	$—
Dividends from underlying affiliated funds	—	—	—
Interest	3,562	20,012	12,674
Securities lending	1,625	262	—
Less: Foreign tax withheld	(653)	—	—

Total investment income	27,973	20,355	12,674

Expenses:
Investment management and advisory fees	17,993	1,546	1,160
Transfer agent fees	4,370	529	79
Distribution fees
Class A	3,262	384	306
Class B	554	264	32
Class C	2,703	311	485
Class L	1,591	—	—
Class R3	20	—	—
Class R4	35	—	—
Custodian fees	25	12	4
Accounting services	313	39	38
Registration and filing fees	313	92	100
Board of Directors’ fees	40	4	3
Interest and dividend expense	—	—	—
Other expenses	894	62	58

Total expenses (before waivers and fees paid indirectly)	32,113	3,243	2,265
Expense waivers	(91)	(306)	(1,110)
Transfer agent fee waivers	(31)	(8)	—
Commission recapture	(167)	—	—
Custodian fee offset	(1)	(1)	(1)

Total waivers and fees paid indirectly	(290)	(315)	(1,111)

Total expenses, net	31,823	2,928	1,154

Net investment income (loss)	(3,850)	17,427	11,520

Net Realized Gain (Loss) on Investments, Futures, Options and Swap Contracts and Foreign Currency Transactions:
Net realized gain (loss) on investments in underlying affiliated funds	—	—	—
Net realized gain (loss) on investments; in securities	(390,110)	(23,876)	(12,685)
Net realized gain (loss) on futures, written options and swap contracts	733	1,280	—
Net realized gain (loss) on foreign currency transactions	(863)	99	—

Net Realized Gain (Loss) on Investments, Futures, Options and Swap Contracts and Foreign Currency Transactions	(390,240)	(22,497)	(12,685)

Net Changes in Unrealized Appreciation (Depreciation) of Investments, Futures, Options and Swap Contracts and Foreign Currency Transactions:
Net unrealized appreciation (depreciation) of investments	(1,006,261)	(48,398)	(56,281)
Net unrealized appreciation (depreciation) of futures, written options, and swap contracts	—	150	—
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies	141	(142)	—

Net Changes in Unrealized Appreciation (Depreciation) of Investments, Futures, Options Foreign Currency Transactions	(1,006,120)	(48,390)	(56,281)

Net Gain (Loss) on Investments, Futures, Options and Swap Contracts and Foreign Currency Transactions	(1,396,360)	(70,887)	(68,966)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(1,400,210)	$(53,460)	$(57,446)

*	Realized losses on written options were $2,066 for the Inflation Plus Fund.

The accompanying notes are an integral part of these financial statements.

Income			International	International	International	LargeCap
Allocation	Income	Inflation Plus	Growth	Opportunities	Small Company	Growth	MidCap
Fund	Fund	Fund	Fund	Fund	Fund	Fund	Fund

$49	$65	$—	$9,595	$10,997	$5,778	$133	$27,101
3,209	—	—	—	—	—	—	—
1	21,106	49,227	679	443	183	2	2,193
—	353	—	771	995	683	—	3,252
—	—	—	(1,196)	(1,326)	(565)	—	(154)

3,259	21,524	49,227	9,849	11,109	6,079	135	32,392

89	1,827	4,042	4,868	3,516	2,345	73	20,902
65	185	638	1,169	891	431	7	4,983

99	250	671	878	575	270	25	4,717
62	95	772	396	303	145	4	3,408
117	150	2,196	518	341	230	7	4,235
—	—	1	1	—	—	—	—
—	—	—	—	—	—	—
1	—	—	—	—	—	—	—
1	11	4	55	48	43	6	23
8	58	133	95	72	46	1	403
72	57	108	131	102	80	45	149
1	6	12	10	7	5	1	51
—	—	419	—	—	—	—	—
31	137	197	191	148	104	15	865

546	2,776	9,193	8,312	6,003	3,699	184	39,736
(76)	(93)	(594)	(14)	(39)	(26)	(43)	—
—	—	—	(42)	(63)	(32)	—	—
—	—	—	(53)	(13)	(7)	—	(160)
—	(1)	—	(1)	(2)	—	—	(4)

(76)	(94)	(594)	(110)	(117)	(65)	(43)	(164)

470	2,682	8,599	8,202	5,886	3,634	141	39,572

2,789	18,842	40,628	1,647	5,223	2,445	(6)	(7,180)

(906)	—	—	—	—	—	—	—
(55)	(22,506)	(6,561)	(256,383)	(51,254)	(61,308)	(1,567)	(56,805)
—	5,996	8,507 *	—	—	(1,658)	(58)	—
—	(386)	144	(1,082)	377	(311)	—	(189)

(961)	(16,896)	2,090	(257,465)	(50,877)	(63,277)	(1,625)	(56,994)

(8,966)	(45,904)	(91,541)	(180,350)	(172,788)	(104,270)	(4,423)	(1,062,998)

—	(152)	527	—	—	—	7	—

—	(155)	129	80	57	(453)	—	—

(8,966)	(46,211)	(90,885)	(180,270)	(172,731)	(104,723)	(4,416)	(1,062,998)

(9,927)	(63,107)	(88,795)	(437,735)	(223,608)	(168,000)	(6,041)	(1,119,992)

$(7,138)	$(44,265)	$(48,167)	$(436,088)	$(218,385)	$(165,555)	$(6,047)	$(1,127,172)

The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc.

Statements of Operations — (continued)
For the Year Ended October 31, 2008
(000’s Omitted)

	MidCap Growth	MidCap Value	Money Market
	Fund *	Fund	Fund
Investment Income:
Dividends	$415	$4,359	$—
Dividends from underlying affiliated funds	—	—	—
Interest	(8)	87	18,810
Securities lending	77	498	—
Less: Foreign tax withheld	—	(28)	—

Total investment income	484	4,916	18,810

Expenses:
Investment management and advisory fees	271	2,701	2,751
Transfer agent fees	116	876	975
Distribution fees
Class A	69	555	976
Class B	39	429	396
Class C	45	440	1,043
Class L	—	—	—
Class R3	—	—	—
Class R4	—	—	170
Custodian fees	9	16	4
Accounting services	5	45	97
Registration and filing fees	51	50	147
Board of Directors’ fees	1	7	10
Other expenses	17	93	328

Total expenses (before waivers and fees paid indirectly)	623	5,212	6,897
Expense waivers	(73)	(155)	(398)
Transfer agent fee waivers	(16)	(41)	—
Commission recapture	—	(22)	—
Custodian fee offset	—	—	(1)

Total waivers and fees paid indirectly	(89)	(218)	(399)

Total expenses, net	534	4,994	6,498

Net investment income (loss)	(50)	(78)	12,312

Net Realized Gain (Loss) on Investments, Futures, Options and Swap Contracts and Foreign Currency Transactions:
Capital gain distribution received from underlying affiliated funds	—	—	—
Net realized gain (loss) on investments in underlying affiliated funds	—	—	—
Net realized gain (loss) on investments; in securities	(6,266)	(33,347)	(1,852)
Net realized gain (loss) on futures, written options and swap contracts	(89)	—	—
Net realized gain (loss) on foreign currency transactions	—	(2)	—

Net Realized Gain (Loss) on Investments, Futures, Options and Swap Contracts and Foreign Currency Transactions	(6,355)	(33,349)	(1,852)

Net Changes in Unrealized Appreciation (Depreciation) of Investments, Futures, Options and Swap Contracts and Foreign Currency Transactions:
Net unrealized appreciation (depreciation) of investments	(14,019)	(146,998)	—
Net unrealized appreciation (depreciation) of futures, written options, and swap contracts	18	—	—
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies	—	—	—

Net Changes in Unrealized Appreciation (Depreciation) of Investments, Futures, Options Foreign Currency Transactions	(14,001)	(146,998)	—

Net Gain (Loss) on Investments, Futures, Options and Swap Contracts and Foreign Currency Transactions	(20,356)	(180,347)	(1,852)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(20,406)	$(180,425)	$10,460

*	Formerly known as The Hartford Select MidCap Growth Fund.
†	Realized gains on written options were $70 for the Stock Fund.

The accompanying notes are an integral part of these financial statements.

Retirement	Select MidCap	Select SmallCap			SmallCap
Income	Value	Value	Short Duration	Small Company	Growth	Stock	Strategic Income
Fund	Fund	Fund	Fund	Fund	Fund	Fund	Fund

$—	$1,669	$2,188	$—	$3,863	$1,738	$13,691	$37
259	—	—	—	—	—	—	—
—	31	137	10,026	774	126	91	15,812
—	112	—	—	1,932	1,059	374	—
—	(1)	(3)	—	(166)	—	(229)	—

259	1,811	2,322	10,026	6,403	2,923	13,927	15,849

10	611	1,050	1,071	5,213	2,497	5,890	1,123
3	123	18	97	1,156	762	2,743	139

9	65	42	103	784	305	1,276	209
3	33	5	57	363	131	1,129	55
8	50	8	257	555	168	1,125	617
—	—	—	—	—	271	—	—
—	—	—	—	10	—	—	—
3	—	—	—	38	3	—	—
—	7	5	3	43	23	25	13
1	10	13	38	102	49	114	36
61	45	32	51	115	72	95	101
2	2	2	4	11	6	16	3
16	35	48	70	244	80	193	72

116	981	1,223	1,751	8,634	4,367	12,606	2,368
(76)	(59)	(2)	(40)	(63)	(368)	(804)	(745)
—	(18)	(1)	—	(48)	(294)	(572)	—
—	—	—	—	(49)	—	(42)	—
—	—	(1)	(2)	(5)	(2)	(2)	—

(76)	(77)	(4)	(42)	(165)	(664)	(1,420)	(745)

40	904	1,219	1,709	8,469	3,703	11,186	1,623

219	907	1,103	8,317	(2,066)	(780)	2,741	14,226

80	—	—	—	—	—	—	—
(851)	—	—	—	—	—	—	—
—	(21,154)	(12,364)	(750)	(89,228)	(43,030)	(106,298)	(13,738)
—	(673)	(256)	—	(4,990)	(625)	70 †	2,312
—	—	—	—	19	—	131	(490)

(771)	(21,827)	(12,620)	(750)	(94,199)	(43,655)	(106,097)	(11,916)

(1,061)	(14,992)	(27,515)	(13,330)	(215,926)	(92,643)	(314,873)	(51,004)

—	(67)	(171)	—	26	(96)	15	(612)

—	—	—	—	(3)	—	3,292	(518)

(1,061)	(15,059)	(27,686)	(13,330)	(215,903)	(92,739)	(311,566)	(52,134)

(1,832)	(36,886)	(40,306)	(14,080)	(310,102)	(136,394)	(417,663)	(64,050)

$(1,613)	$(35,979)	$(39,203)	$(5,763)	$(312,168)	$(137,174)	$(414,922)	$(49,824)

The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc.

Statements of Operations — (continued)
For the Year Ended October 31, 2008
(000’s Omitted)

	Target	Target	Target
	Retirement 2010	Retirement 2020	Retirement 2030
	Fund	Fund	Fund
Investment Income:
Dividends	$9	$5	$10
Dividends from underlying affiliated funds	418	679	357
Interest	—	—	1
Securities lending	—	—	—
Less: Foreign tax withheld	—	—	—

Total investment income	427	684	368

Expenses:
Investment management and advisory fees	22	45	36
Transfer agent fees	5	15	19
Distribution fees
Class A	22	43	38
Class B	6	8	6
Class C	6	8	7
Class L	—	—	—
Class R3	—	—	1
Class R4	9	15	14
Custodian fees	—	1	1
Accounting services	2	4	3
Registration and filing fees	62	63	63
Board of Directors’ fees	1	2	2
Other expenses	22	34	29

Total expenses (before waivers and fees paid indirectly)	157	238	219
Expense waivers	(88)	(90)	(88)
Transfer agent fee waivers	—	—	(1)
Commission recapture	—	—	—
Custodian fee offset	—	—	—

Total waivers and fees paid indirectly	(88)	(90)	(89)

Total expenses, net	69	148	130

Net investment income (loss)	358	536	238

Net Realized Gain (Loss) on Investments, Futures, Options and Swap Contracts and Foreign Currency Transactions:
Capital gain distribution received from underlying affiliated funds	382	938	1,002
Net realized gain (loss) on investments in underlying affiliated funds	(1,328)	(2,227)	(1,071)
Net realized gain (loss) on investments; in securities	—	—	—
Net realized gain (loss) on futures, written options and swap contracts	—	—	—
Net realized gain (loss) on foreign currency transactions	—	—	—

Net Realized Gain (Loss) on Investments, Futures, Options and Swap Contracts and Foreign Currency Transactions	(946)	(1,289)	(69)

Net Changes in Unrealized Appreciation (Depreciation) of Investments, Futures, Options and Swap Contracts and Foreign Currency Transactions:
Net unrealized appreciation (depreciation) of investments	(4,566)	(11,548)	(11,227)
Net unrealized appreciation (depreciation) of futures, written options, and swap contracts	—	—	—
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies	—	—	—

Net Changes in Unrealized Appreciation (Depreciation) of Investments, Futures, Options Foreign Currency Transactions	(4,566)	(11,548)	(11,227)

Net Gain (Loss) on Investments, Futures, Options and Swap Contracts and Foreign Currency Transactions	(5,512)	(12,837)	(11,296)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(5,154)	$(12,301)	$(11,058)

*	Realized gains on written options were $74 for the Total Return Bond Fund.
†	Realized losses on written options were $434 for the U.S. Government Securities Fund.

The accompanying notes are an integral part of these financial statements.

Tax-Free	Tax-Free	Tax-Free	Tax-Free	Total Return	U.S. Government		Value
California	Minnesota	National	New York	Bond	Securities	Value	Opportunities
Fund	Fund	Fund	Fund	Fund	Fund	Fund	Fund

$—	$—	$—	$—	$430	$—	$10,005	$3,912
—	—	—	—	—	—	—	—
2,331	1,796	10,991	820	79,115	11,384	310	111
—	—	—	—	741	166	15	212
—	—	—	—	—	—	(18)	(112)

2,331	1,796	10,991	820	80,286	11,550	10,312	4,123

236	189	1,103	88	7,336	1,150	3,137	1,735
11	9	70	2	1,661	226	228	436

89	24	334	29	1,674	166	193	270
17	8	64	16	828	148	107	136
56	9	266	27	988	229	121	215
—	7	19	—	—	74	—	77
—	—	—	—	—	—	—	3
—	—	—	—	23	—	—	5
2	1	3	2	31	3	7	15
6	5	28	2	245	33	56	29
5	9	87	5	149	65	90	106
1	2	4	1	22	4	7	5
25	22	77	15	413	73	140	85

448	285	2,055	187	13,370	2,171	4,086	3,117
(29)	(16)	(172)	(20)	(264)	(105)	(12)	(167)
—	—	—	—	(38)	(11)	(10)	(28)
—	—	—	—	—	—	(20)	(6)
(1)	—	(3)	—	(7)	—	—	(1)

(30)	(16)	(175)	(20)	(309)	(116)	(42)	(202)

418	269	1,880	167	13,061	2,055	4,044	2,915

1,913	1,527	9,111	653	67,225	9,495	6,268	1,208

—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
(1,757)	(225)	(17,046)	(15)	(46,740)	1,702	(21,083)	(50,841)
—	—	—	—	13,123 *	1,652 †	—	—
—	—	—	—	6,936	(18)	—	769

(1,757)	(225)	(17,046)	(15)	(26,681)	3,336	(21,083)	(50,072)

(7,734)	(4,194)	(27,659)	(2,461)	(169,926)	(11,764)	(132,595)	(72,010)

—	—	—	—	1,682	155	—	—

—	—	—	—	(3,960)	—	—	(188)

(7,734)	(4,194)	(27,659)	(2,461)	(172,204)	(11,609)	(132,595)	(72,198)

(9,491)	(4,419)	(44,705)	(2,476)	(198,885)	(8,273)	(153,678)	(122,270)

$(7,578)	$(2,892)	$(35,594)	$(1,823)	$(131,660)	$1,222	$(147,410)	$(121,062)

The Hartford Mutual Funds, Inc. and The Hartford Mutual Fund II, Inc.

Statements of Changes in Net Assets

(000’s Omitted)

	Advisers Fund		Balanced Allocation Fund
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	October 31, 2008	October 31, 2007	October 31, 2008	October 31, 2007
Operations:
Net investment income (loss)	$19,469	$23,390	$18,094	$15,407
Net realized gain (loss) on investments, futures, options and swap contracts and foreign currency transactions	(103,462)	172,391	3,302	49,799
Net unrealized appreciation (depreciation) of investments, futures, options and swap contracts and foreign currency transactions	(369,100)	2,117	(325,274)	51,767
Payment from affiliate	—	1,265	—	—

Net increase (decrease) in net assets resulting from operations	(453,093)	199,163	(303,878)	116,973

Distributions to Shareholders:
From net investment income
Class A	(15,267)	(19,328)	(24,256)	(15,079)
Class B	(1,361)	(2,614)	(4,239)	(2,566)
Class C	(1,601)	(2,237)	(7,330)	(4,197)
Class I	—	—	(81)	(27)
Class R3	—	—	(12)	(1)
Class R4	(2)	—	(198)	(8)
Class R5	—	—	(87)	(4)
Class Y	(363)	(418)	—	—
From net realized gain on investments
Class A	(116,370)	(6,251)	(26,813)	(10,441)
Class B	(26,714)	(1,942)	(5,971)	(2,511)
Class C	(22,170)	(1,238)	(9,928)	(3,938)
Class I	—	—	(40)	(8)
Class R3	(1)	—	(5)	—
Class R4	(6)	—	(145)	—
Class R5	(1)	—	(32)	—
Class Y	(2,134)	(99)	—	—

Total distributions	(185,990)	(34,127)	(79,137)	(38,780)

Capital Share Transactions:
Class A	(39,453)	(133,135)	70,044	106,188
Class B	(52,862)	(124,064)	8,431	15,343
Class C	(15,999)	(34,409)	22,711	35,931
Class I	—	—	2,197	499
Class R3	4	10	511	110
Class R4	114	52	8,935	2,595
Class R5	1	10	4,818	691
Class Y	(182)	317	—	—

Net increase (decrease) from capital share transactions	(108,377)	(291,219)	117,647	161,357

Net increase (decrease) in net assets	(747,460)	(126,183)	(265,368)	239,550

Net Assets:
Beginning of period	1,563,203	1,689,386	973,585	734,035

End of period	$815,743	$1,563,203	$708,217	$973,585

Accumulated undistributed (distribution in excess of) net investment income (loss)	$3,036	$2,040	$1,113	$1,193

**	Commencement of operations.

The accompanying notes are an integral part of these financial statements.

						Checks and Balances Fund
Balanced Income Fund		Capital Appreciation Fund		Capital Appreciation II Fund			For the Period
For the	For the	For the	For the	For the	For the	For the	May 31, 2007 **
Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	through
October 31, 2008	October 31, 2007	October 31, 2008	October 31, 2007	October 31, 2008	October 31, 2007	October 31, 2008	October 31, 2007

$2,057	$975	$69,932	$30,020	$(1,777)	$(2,086)	$12,797	$641
(2,526)	203	(775,078)	1,862,223	(222,258)	100,180	6,765	—
(11,847)	1,146	(10,190,594)	2,292,940	(513,984)	140,398	(329,223)	8,145
—	—	—	5,181	—	—	—	—

(12,316)	2,324	(10,895,740)	4,190,364	(738,019)	238,492	(309,661)	8,786

(1,785)	(786)	—	(33,636)	—	—	(10,497)	(374)
(79)	(30)	—	—	—	—	(874)	(30)
(159)	(50)	—	—	—	—	(2,405)	(79)
—	—	—	(197)	—	—	(47)	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	(1)	—
—	—	—	—	—	—	(1)	—
(5)	(4)	—	(4,697)	—	—	—	—

(167)	—	(1,110,143)	(715,257)	(57,297)	(5,732)	—	—
(9)	—	(197,872)	(156,558)	(7,516)	(710)	—	—
(18)	—	(395,139)	(249,010)	(29,944)	(2,391)	—	—
—	—	(13,451)	(501)	(6,005)	(201)	—	—
—	—	(3)	—	(33)	—	—	—
—	—	(1,432)	—	(1)	—	—	—
—	—	(353)	—	(12)	—	—	—
(1)	—	(79,569)	(35,768)	(11)	(3)	—	—

(2,223)	(870)	(1,797,962)	(1,195,624)	(100,819)	(9,037)	(13,825)	(483)

8,506	27,689	2,958,023	2,431,543	118,490	443,858	696,123	166,707
359	1,922	(25,704)	41,383	21,834	58,670	97,717	19,089
1,103	3,761	775,400	850,051	101,804	253,343	229,519	53,328
—	—	501,432	132,728	56,898	69,323	10,092	—
—	—	11,592	34	5,886	386	101	—
—	—	99,010	14,997	1,828	11	100	—
—	—	54,478	1,139	129	121	101	—
5	4	820,275	479,269	27,587	3	—	—

9,973	33,376	5,194,506	3,951,144	334,456	825,715	1,033,753	239,124

(4,566)	34,830	(7,499,196)	6,945,884	(504,382)	1,055,170	710,267	247,427

47,152	12,322	21,514,933	14,569,049	1,426,690	371,520	247,427	—

$42,586	$47,152	$14,015,737	$21,514,933	$922,308	$1,426,690	$957,694	$247,427

$212	$147	$63,604	$81,407	$361	$(688)	$1,464	$220

The Hartford Mutual Funds, Inc. and The Hartford Mutual Fund II, Inc.

Statements of Changes in Net Assets — (continued)

(000’s Omitted)

	Conservative Allocation Fund		Disciplined Equity Fund
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	October 31, 2008	October 31, 2007	October 31, 2008	October 31, 2007
Operations:
Net investment income (loss)	$5,728	$4,618	$1,270	$1,252
Net realized gain (loss) on investments, futures, options and swap contracts and foreign currency transactions	(5,242)	7,548	(23,436)	50,332
Net unrealized appreciation (depreciation) of investments, futures, options and swap contracts and foreign currency transactions	(53,423)	5,004	(97,417)	(6,869)
Payment from affiliate	—	—	—	292

Net increase (decrease) in net assets resulting from operations	(52,937)	17,170	(119,583)	45,007

Distributions to Shareholders:
From net investment income
Class A	(4,987)	(3,533)	(266)	(1,382)
Class B	(812)	(622)	—	(40)
Class C	(1,672)	(1,157)	—	(19)
Class I	(45)	(54)	—	—
Class R3	(5)	—	—	—
Class R4	(153)	(2)	—	—
Class R5	(58)	(2)	—	—
Class Y	—	—	(754)	(659)
From net realized gain on investments
Class A	(4,169)	(2,432)	—	—
Class B	(882)	(541)	—	—
Class C	(1,608)	(933)	—	—
Class I	(57)	—	—	—
Class R3	(1)	—	—	—
Class R4	(21)	—	—	—
Class R5	(21)	—	—	—
Class Y	—	—	—	—

Total distributions	(14,491)	(9,276)	(1,020)	(2,100)

Capital Share Transactions:
Class A	26,954	23,133	(24,705)	(34,732)
Class B	2,936	4,085	(9,365)	(9,835)
Class C	9,856	8,445	(3,758)	(6,068)
Class I	(817)	1,372	—	—
Class R3	324	19	6	10
Class R4	6,057	419	1	10
Class R5	2,011	684	—	10
Class Y	—	—	(234)	(71,369)

Net increase (decrease) from capital share transactions	47,321	38,157	(38,055)	(121,974)

Net increase (decrease) in net assets	(20,107)	46,051	(158,658)	(79,067)

Net Assets:
Beginning of period	196,470	150,419	344,748	423,815

End of period	$176,363	$196,470	$186,090	$344,748

Accumulated undistributed (distribution in excess of) net investment income (loss)	$442	$423	$928	$686

**	Commencement of operations.

The accompanying notes are an integral part of these financial statements.

Diversified
International Fund
For the Period	Dividend and Growth Fund		Equity Growth Allocation Fund		Equity Income Fund
June 30, 2008 **	For the	For the	For the	For the	For the	For the
through	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
October 31, 2008	October 31, 2008	October 31, 2007	October 31, 2008	October 31, 2007	October 31, 2008	October 31, 2007

$27	$61,853	$46,424	$(667)	$(828)	$22,434	$16,868
(3,115)	(108,309)	229,113	13,299	21,836	(13,793)	26,554
(5,220)	(1,479,942)	287,647	(145,028)	28,992	(301,519)	75,895
—	—	1,018	—	—	—	—

(8,308)	(1,526,398)	564,202	(132,396)	50,000	(292,878)	119,317

—	(46,956)	(37,212)	(6,892)	(2,190)	(17,009)	(12,051)
—	(2,208)	(1,617)	(1,544)	(428)	(667)	(495)
—	(2,645)	(1,949)	(2,397)	(664)	(972)	(767)
—	(858)	(14)	(7)	—	(26)	(13)
—	(4)	—	(33)	—	(2)	—
—	(101)	(1)	(40)	—	—	—
—	(6)	—	(4)	—	—	—
—	(8,699)	(2,241)	—	—	(3,366)	(2,902)

—	(173,549)	(164,850)	(10,090)	(2,496)	(19,859)	(20,565)
—	(21,507)	(23,203)	(2,785)	(715)	(1,368)	(1,677)
—	(19,864)	(20,178)	(4,316)	(1,115)	(1,893)	(2,383)
—	(129)	(2)	(4)	—	(24)	(4)
—	(9)	—	(55)	—	(3)	—
—	(106)	—	(47)	—	—	—
—	(10)	—	(4)	—	—	—
—	(14,212)	(7,549)	—	—	(3,379)	(1,849)

—	(290,863)	(258,816)	(28,218)	(7,608)	(48,568)	(42,706)

4,238	270,480	372,656	34,133	32,237	62,259	174,908
1,005	(31,123)	167	5,149	7,666	(4,224)	5,152
1,034	(6,590)	21,475	9,733	11,542	(7,425)	5,519
1,000	202,564	1,802	901	43	910	750
1,000	436	168	283	910	19	93
1,000	9,375	1,991	3,306	418	—	10
1,000	258	193	2,210	70	—	10
10,000	444,967	110,477	—	—	(22,304)	110,119

20,277	890,367	508,929	55,715	52,886	29,235	296,561

11,969	(926,894)	814,315	(104,899)	95,278	(312,211)	373,172

—	4,257,153	3,442,838	296,718	201,440	1,015,305	642,133

$11,969	$3,330,259	$4,257,153	$191,819	$296,718	$703,094	$1,015,305

$12	$4,831	$4,527	$—	$—	$1,611	$1,289

The Hartford Mutual Funds, Inc. and The Hartford Mutual Fund II, Inc.

Statements of Changes in Net Assets — (continued)

(000’s Omitted)

	Floating Rate Fund		Fundamental Growth Fund
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	October 31, 2008	October 31, 2007	October 31, 2008	October 31, 2007
Operations:
Net investment income (loss)	$177,819	$258,356	$(195)	$(381)
Net realized gain (loss) on investments, futures, options and swap contracts and foreign currency transactions	(277,685)	(48,190)	(6,345)	8,960
Net unrealized appreciation (depreciation) of investments, futures, options and swap contracts and foreign currency transactions	(590,548)	(133,017)	(20,038)	6,222
Payment from affiliate	—	—	—	193

Net increase (decrease) in net assets resulting from operations	(690,414)	77,149	(26,578)	14,994

Distributions to Shareholders:
From net investment income
Class A	(76,620)	(136,560)	—	—
Class B	(2,991)	(3,576)	—	—
Class C	(71,154)	(89,045)	—	—
Class I	(16,773)	(26,124)	—	—
Class R3	(28)	(4)	—	—
Class R4	(24)	(1)	—	—
Class R5	(10)	(6)	—	—
Class Y	(6,697)	(5,224)	—	—
From net realized gain on investments
Class A	—	—	(4,325)	—
Class B	—	—	(1,393)	—
Class C	—	—	(1,555)	—
Class R3	—	—	—	—
Class R4	—	—	—	—
Class R5	—	—	—	—
Class Y	—	—	(42)	—

Total distributions	(174,297)	(260,540)	(7,315)	—

Capital Share Transactions:
Class A	(918,574)	584,619	4,220	(9,466)
Class B	(14,370)	31,641	(339)	(3,729)
Class C	(608,974)	1,110,429	1,595	(2,306)
Class I	(155,838)	366,570	—	—
Class R3	436	290	—	—
Class R4	657	11	—	—
Class R5	(76)	211	—	—
Class Y	26,618	56,559	11,577	(191)

Net increase (decrease) from capital share transactions	(1,670,121)	2,150,330	17,053	(15,692)

Net increase (decrease) in net assets	(2,534,832)	1,966,939	(16,840)	(698)

Net Assets:
Beginning of period	4,451,126	2,484,187	66,231	66,929

End of period	$1,916,294	$4,451,126	$49,391	$66,231

Accumulated undistributed (distribution in excess of) net investment income (loss)	$6,630	$1,747	$—	$—

**	Commencement of operations.

The accompanying notes are an integral part of these financial statements.

		Global Equity Fund
Global Communications Fund		For the Period	Global Financial Services Fund		Global Growth Fund
For the	For the	February 29, 2008 **	For the	For the	For the	For the
Year Ended	Year Ended	through	Year Ended	Year Ended	Year Ended	Year Ended
October 31, 2008	October 31, 2007	October 31, 2008	October 31, 2008	October 31, 2007	October 31, 2008	October 31, 2007

$1,059	$22	$99	$660	$379	$(1,079)	$(4,543)
(2,455)	1,784	(1,314)	(6,360)	3,917	(50,551)	99,720
(22,152)	10,286	(6,249)	(13,584)	(1,517)	(377,759)	142,454
—	6	—	—	6	—	1,914

(23,548)	12,098	(7,464)	(19,284)	2,785	(429,389)	239,545

(31)	(304)	—	(356)	(170)	—	—
—	(61)	—	(16)	(7)	—	—
—	(78)	—	(30)	(13)	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
(9)	(20)	—	(23)	(10)	—	—

(1,352)	(50)	—	(2,764)	(1,199)	(52,363)	(21,115)
(282)	(12)	—	(428)	(238)	(8,994)	(4,013)
(502)	(16)	—	(593)	(255)	(8,596)	(3,527)
—	—	—	—	—	(1)	—
—	—	—	—	—	(1)	—
—	—	—	—	—	(1)	—
(43)	(3)	—	(166)	(56)	(19,921)	(8,887)

(2,219)	(544)	—	(4,376)	(1,948)	(89,877)	(37,542)

1,151	5,601	19,466	9,173	2,363	22,809	(39,418)
6	456	331	1,146	(69)	(13,917)	(14,043)
(1,389)	3,314	341	2,692	1,007	235	(7,369)
—	—	304	—	—	—	—
—	—	300	—	—	9	10
—	—	300	—	—	17	10
—	—	300	—	—	11	10
83	(317)	300	874	534	69,486	(26,063)

(149)	9,054	21,642	13,885	3,835	78,650	(86,863)

(25,916)	20,608	14,178	(9,775)	4,672	(440,616)	115,140

48,136	27,528	—	34,893	30,221	843,176	728,036

$22,220	$48,136	$14,178	$25,118	$34,893	$402,560	$843,176

$936	$(3)	$119	$589	$374	$15	$(1)

The Hartford Mutual Funds, Inc. and The Hartford Mutual Fund II, Inc.

Statements of Changes in Net Assets — (continued)

(000’s Omitted)

	Global Health Fund		Global Technology Fund
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	October 31, 2008	October 31, 2007	October 31, 2008	October 31, 2007
Operations:
Net investment income (loss)	$(2,072)	$(2,821)	$(496)	$(735)
Net realized gain (loss) on investments, futures, options and swap contracts and foreign currency transactions	23,413	69,145	(6,581)	11,223
Net unrealized appreciation (depreciation) of investments, futures, options and swap contracts and foreign currency transactions	(281,548)	11,971	(27,536)	5,071
Payment from affiliate	—	105	—	22

Net increase (decrease) in net assets resulting from operations	(260,207)	78,400	(34,613)	15,581

Distributions to Shareholders:
From net investment income
Class A	—	—	—	—
Class B	—	—	—	—
Class C	—	—	—	—
Class I	—	—	—	—
Class L	—	—	—	—
Class R3	—	—	—	—
Class R4	—	—	—	—
Class R5	—	—	—	—
Class Y	—	—	—	—
From net realized gain on investments
Class A	(35,144)	(14,366)	—	—
Class B	(6,084)	(3,261)	—	—
Class C	(10,053)	(3,961)	—	—
Class H +	—	—	—	—
Class I	(1,046)	(28)	—	—
Class L	—	—	—	—
Class M +	—	—	—	—
Class N +	—	—	—	—
Class R3	(7)	—	—	—
Class R4	(36)	—	—	—
Class R5	(26)	—	—	—
Class Y	(14,030)	(7,108)	—	—
Class Z +	—	—	—	—

Total distributions	(66,426)	(28,724)	—	—

Capital Share Transactions:
Class A	(40,482)	112,453	(4,831)	4,442
Class B	(11,375)	(1,331)	(3,074)	(1,335)
Class C	3,916	33,372	(838)	880
Class H +	—	—	—	—
Class I	37,815	13,622	—	—
Class L	—	—	—	—
Class M +	—	—	—	—
Class N +	—	—	—	—
Class R3	521	111	—	—
Class R4	4,527	481	—	—
Class R5	1,511	439	—	—
Class Y	14,054	7,304	(752)	1,110
Class Z +	—	—	—	—

Net increase (decrease) from capital share transactions	10,487	166,451	(9,495)	5,097

Net increase (decrease) in net assets	(316,146)	216,127	(44,108)	20,678

Net Assets:
Beginning of period	958,541	742,414	79,489	58,811

End of period	$642,395	$958,541	$35,381	$79,489

Accumulated undistributed (distribution in excess of) net investment income (loss)	$—	$9	$—	$—

+	Classes H, M and N were merged into Class L while Class E and Class Z were merged into Class Y on February 9, 2007.

The accompanying notes are an integral part of these financial statements.

Growth Allocation Fund		Growth Fund		Growth Opportunities Fund		High Yield Fund
For the	For the	For the	For the	For the	For the	For the	For the
Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
October 31, 2008	October 31, 2007	October 31, 2008	October 31, 2007	October 31, 2008	October 31, 2007	October 31, 2008	October 31, 2007

$5,854	$4,831	$(2,106)	$(3,863)	$(3,850)	$233	$17,427	$18,849
36,540	56,969	(25,396)	95,187	(390,240)	261,090	(22,497)	6,406
(361,257)	73,180	(446,193)	158,395	(1,006,120)	273,877	(48,390)	(6,511)
—	—	—	154	—	413	—	—

(318,863)	134,980	(473,695)	249,873	(1,400,210)	535,613	(53,460)	18,744

(17,401)	(7,234)	—	—	—	—	(12,185)	(13,611)
(4,046)	(1,483)	—	—	—	—	(1,900)	(2,286)
(6,814)	(2,548)	—	—	—	—	(2,233)	(2,480)
(31)	(5)	—	—	(168)	—	(34)	(1)
—	—	—	—	(256)	—	—	—
(2)	—	—	—	—	—	(1)	(1)
(51)	—	—	—	(8)	—	(1)	(1)
(26)	—	—	—	—	—	(1)	(1)
—	—	—	—	(318)	—	(770)	(306)

(27,626)	(8,062)	(46,494)	(45,649)	(115,157)	(30,496)	—	—
(7,937)	(2,375)	(3,520)	(3,502)	(7,805)	(2,833)	—	—
(13,242)	(3,987)	(7,327)	(6,798)	(28,975)	(3,986)	—	—
—	—	—	(1,203)	—	(2,782)	—	—
(44)	—	(2,683)	(1,187)	(5,017)	(7)	—	—
—	—	(23,556)	(19,029)	(88,662)	(40,538)	—	—
—	—	—	(1,264)	—	(1,749)	—	—
—	—	—	(300)	—	(440)	—	—
(3)	—	(1)	—	(36)	—	—	—
(69)	—	(21)	—	(448)	—	—	—
(38)	—	(5)	—	(10)	—	—	—
—	—	(7,436)	(7,557)	(14,810)	(4,107)	—	—
—	—	—	—	—	(2,429)	—	—

(77,330)	(25,694)	(91,043)	(86,489)	(261,670)	(89,367)	(17,125)	(18,687)

50,492	70,608	(60,581)	(165,249)	1,006,012	389,075	(5,268)	(18,862)
9,391	17,733	(2,634)	(7,550)	19,965	11,718	(5,433)	(5,591)
14,661	28,652	3,207	(10,245)	179,724	127,289	(3,638)	(4,978)
—	—	—	(30,977)	—	(55,681)	—	—
1,089	702	35,310	28,927	153,306	37,203	878	151
—	—	(7,346)	33,986	29,100	61,754	—	—
—	—	—	(26,366)	—	(31,466)	—	—
—	—	—	(7,503)	—	(8,248)	—	—
28	50	67	14	7,952	284	8	11
6,717	308	1,850	262	26,514	3,230	1	11
3,083	757	31	56	4,678	67	1	11
—	—	72,600	(40,641)	77,306	40,778	11,813	(19,604)
—	—	—	—	—	(43,669)	—	—

85,461	118,810	42,504	(225,286)	1,504,557	532,334	(1,638)	(48,851)

(310,732)	228,096	(522,234)	(61,902)	(157,323)	978,580	(72,223)	(48,794)

887,446	659,350	1,217,158	1,279,060	2,219,945	1,241,365	243,239	292,033

$576,714	$887,446	$694,924	$1,217,158	$2,062,622	$2,219,945	$171,016	$243,239

$3,277	$1,739	$—	$—	$(66)	$266	$581	$155

The Hartford Mutual Funds, Inc. and The Hartford Mutual Fund II, Inc.

Statements of Changes in Net Assets — (continued)

(000’s Omitted)

	High Yield Municipal Bond Fund
		For the Period	Income Allocation Fund
	For the	May 1, 2007 **	For the	For the
	Year Ended	through	Year Ended	Year Ended
	October 31, 2008	October 31, 2007	October 31, 2008	October 31, 2007
Operations:
Net investment income (loss)	$11,520	$707	$2,789	$1,947
Net realized gain (loss) on investments, futures, options and swap contracts and foreign currency transactions	(12,685)	(284)	(961)	(222)
Net unrealized appreciation (depreciation) of investments, futures, options and swap contracts and foreign currency transactions	(56,281)	(1,049)	(8,966)	66
Payment from affiliate	—	—	—	—

Net increase (decrease) in net assets resulting from operations	(57,446)	(626)	(7,138)	1,791

Distributions to Shareholders:
From net investment income
Class A	(6,892)	(529)	(1,943)	(1,401)
Class B	(156)	(16)	(257)	(208)
Class C	(2,367)	(82)	(490)	(301)
Class I	(2,152)	(57)	(46)	(31)
Class R3	—	—	(1)	—
Class R4	—	—	(27)	(1)
Class R5	—	—	(2)	—
Class Y	—	—	—	—
From net realized gain on investments
Class A	—	—	—	—
Class B	—	—	—	—
Class C	—	—	—	—
Class I	—	—	—	—
Class R3	—	—	—	—
Class R4	—	—	—	—
Class R5	—	—	—	—
Class Y	—	—	—	—

Total distributions	(11,567)	(684)	(2,766)	(1,942)

Capital Share Transactions:
Class A	164,319	47,287	8,478	9,091
Class B	4,369	1,375	641	247
Class C	81,960	11,403	4,311	669
Class I	59,280	6,954	(373)	1,114
Class R3	—	—	11	10
Class R4	—	—	1,182	95
Class R5	—	—	83	10
Class Y	—	—	—	—

Net increase (decrease) from capital share transactions	309,928	67,019	14,333	11,236

Net increase (decrease) in net assets	240,915	65,709	4,429	11,085

Net Assets:
Beginning of period	65,709	—	50,036	38,951

End of period	$306,624	$65,709	$54,465	$50,036

Accumulated undistributed (distribution in excess of) net investment income (loss)	$223	$39	$34	$11

**	Commencement of operations.

The accompanying notes are an integral part of these financial statements.

Income Fund		Inflation Plus Fund		International Growth Fund		International Opportunities Fund
For the	For the	For the	For the	For the	For the	For the	For the
Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
October 31, 2008	October 31, 2007	October 31, 2008	October 31, 2007	October 31, 2008	October 31, 2007	October 31, 2008	October 31, 2007

$18,842	$13,237	$40,628	$17,073	$1,647	$(159)	$5,223	$1,234
(16,896)	(292)	2,090	(1,012)	(257,465)	82,495	(50,877)	65,439
(46,211)	(5,084)	(90,885)	13,079	(180,270)	69,202	(172,731)	54,308
—	—	—	—	—	6	—	28

(44,265)	7,861	(48,167)	29,140	(436,088)	151,544	(218,385)	121,009

(5,406)	(3,789)	(14,746)	(7,108)	—	(232)	(816)	(570)
(446)	(425)	(3,680)	(2,291)	—	—	—	—
(699)	(588)	(10,507)	(5,280)	—	—	—	—
—	—	(791)	(64)	—	(1)	—	—
—	—	(6)	—	—	—	—	—
—	—	(1)	—	—	—	—	—
—	—	(1)	—	—	—	—	—
(11,948)	(8,464)	(10,227)	(4,301)	—	—	(994)	(1,105)

—	—	—	—	(55,090)	(19,852)	(35,677)	(4,324)
—	—	—	—	(6,887)	(3,152)	(5,943)	(834)
—	—	—	—	(8,792)	(4,097)	(4,984)	(606)
—	—	—	—	(462)	(1)	—	—
—	—	—	—	(2)	—	(4)	—
—	—	—	—	(2)	—	(2)	—
—	—	—	—	(2)	—	(2)	—
—	—	—	—	(9,495)	(3,442)	(18,133)	(1,811)

(18,499)	(13,266)	(39,959)	(19,044)	(80,732)	(30,777)	(66,555)	(9,250)

2,065	62,672	159,030	(101,233)	60,051	127,656	69,602	21,004
(252)	2,803	14,863	(24,879)	2,861	7,592	987	(1,443)
1,637	6,409	109,914	(90,399)	4,415	9,034	16,805	2,716
—	—	28,077	3,376	141,027	3,023	207	—
—	—	237	10	472	12	89	22
—	—	8	10	254	10	975	10
—	—	19	10	2	10	7	10
(33,960)	155,902	(13,282)	20,307	45,691	100	23,783	50,162

(30,510)	227,786	298,866	(192,798)	254,773	147,437	112,455	72,481

(93,274)	222,381	210,740	(182,702)	(262,047)	268,204	(172,485)	184,240

335,564	113,183	579,905	762,607	628,765	360,561	437,228	252,988

$242,290	$335,564	$790,645	$579,905	$366,718	$628,765	$264,743	$437,228

$172	$95	$2,715	$1,990	$512	$—	$5,485	$1,318

The Hartford Mutual Funds, Inc. and The Hartford Mutual Fund II, Inc.

Statements of Changes in Net Assets — (continued)

(000’s Omitted)

			LargeCap Growth Fund
	International Small Company Fund			For the Period
	For the	For the	For the	November 30, 2006 **
	Year Ended	Year Ended	Year Ended	through
	October 31, 2008	October 31, 2007	October 31, 2008	October 31, 2007
Operations:
Net investment income (loss)	$2,445	$1,039	$(6)	$(13)
Net realized gain (loss) on investments, futures, options and swap contracts and foreign currency transactions	(63,277)	38,012	(1,625)	200
Net unrealized appreciation (depreciation) of investments, futures, options and swap contracts and foreign currency transactions	(104,723)	25,590	(4,416)	951
Payment from affiliate	—	—	—	—

Net increase (decrease) in net assets resulting from operations	(165,555)	64,641	(6,047)	1,138

Distributions to Shareholders:
From net investment income
Class A	(1,501)	(818)	—	(12)
Class B	(75)	(72)	—	—
Class C	(139)	(81)	—	—
Class I	(5)	—	—	—
Class R4	—	—	—	—
Class R5	—	—	—	—
Class Y	(1,960)	(1,414)	—	—
From net realized gain on investments
Class A	(16,627)	(8,745)	(196)	—
Class B	(2,221)	(1,537)	(6)	—
Class C	(3,750)	(2,387)	(10)	—
Class I	(26)	—	—	—
Class R4	—	—	—	—
Class R5	—	—	—	—
Class Y	(14,283)	(11,031)	(2)	—

Total distributions	(40,587)	(26,085)	(214)	(12)

Capital Share Transactions:
Class A	(17,854)	66,720	894	10,305
Class B	(505)	5,494	144	331
Class C	(4,298)	11,172	360	503
Class I	2,136	161	—	—
Class R3	—	—	—	—
Class R4	—	—	—	—
Class R5	—	—	—	—
Class Y	11,404	29,216	5,330	100

Net increase (decrease) from capital share transactions	(9,117)	112,763	6,728	11,239

Net increase (decrease) in net assets	(215,259)	151,319	467	12,365

Net Assets:
Beginning of period	338,470	187,151	12,365	—

End of period	$123,211	$338,470	$12,832	$12,365

Accumulated undistributed (distribution in excess of) net investment income (loss)	$937	$1,907	$—	$—

*	Formerly known as The Hartford Select MidCap Growth Fund.
**	Commencement of operations.
†	Capital Share transactions for each class include merger activity in the amount of $13,927 for Class A, $592 for Class B, $1,147 for Class C and $118 for Class Y. Please refer to Note 8 and 12 in the Notes to Financial Statements for further details.

The accompanying notes are an integral part of these financial statements.

MidCap Fund		MidCap Growth Fund *		MidCap Value Fund		Money Market Fund
For the	For the	For the	For the	For the	For the	For the	For the
Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
October 31, 2008	October 31, 2007	October 31, 2008	October 31, 2007	October 31, 2008	October 31, 2007	October 31, 2008	October 31, 2007

$(7,180)	$(755)	$(50)	$(182)	$(78)	$(913)	$12,312	$13,462
(56,994)	515,686	(6,355)	4,250	(33,349)	74,605	(1,852)	—
(1,062,998)	206,436	(14,001)	1,185	(146,998)	(4,689)	—	—
—	2,459	—	—	—	55	—	—

(1,127,172)	723,826	(20,406)	5,253	(180,425)	69,058	10,460	13,462

(10,673)	—	—	—	—	—	(8,540)	(11,050)
—	—	—	—	—	—	(536)	(974)
—	—	—	—	—	—	(1,498)	(1,162)
—	—	—	—	—	—	(1)	—
—	—	—	—	—	—	(1,267)	(78)
—	—	—	—	—	—	(119)	(5)
(1,203)	—	—	—	—	—	(84)	(193)

(324,294)	(291,498)	(2,740)	(1,002)	(51,758)	(39,788)	—	—
(73,929)	(77,097)	(571)	(160)	(10,795)	(8,536)	—	—
(85,395)	(85,148)	(598)	(168)	(11,178)	(8,588)	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
(18,628)	(27,642)	(14)	(616)	(318)	(2,054)	—	—

(514,122)	(481,385)	(3,923)	(1,946)	(74,049)	(58,966)	(12,045)	(13,462)

193,914	194,559	17,642 †	(3,914)	(5,633)	(3,457)	172,677	107,280
(54,633)	(20,047)	767 †	321	(1,329)	(2,595)	37,462	1,224
412	(705)	1,344 †	427	(2,633)	(1,116)	80,843	42,579
—	—	—	—	—	—	—	—
—	—	—	—	—	—	520	10
—	—	—	—	—	—	131,487	17,239
—	—	—	—	—	—	7,617	1,229
122,137	(63,076)	132 †	(28,667)	11,361	(27,471)	(1,106)	(10,922)

261,830	110,731	19,885	(31,833)	1,766	(34,639)	429,500	158,639

(1,379,464)	353,172	(4,444)	(28,526)	(252,708)	(24,547)	427,915	158,639

3,323,209	2,970,037	31,470	59,996	437,437	461,984	424,851	266,212

$1,943,745	$3,323,209	$27,026	$31,470	$184,729	$437,437	$852,766	$424,851

$—	$11,863	$—	$—	$—	$(4)	$267	$—

The Hartford Mutual Funds, Inc. and The Hartford Mutual Fund II, Inc.

Statements of Changes in Net Assets — (continued)

(000’s Omitted)

	Retirement Income Fund		Select MidCap Value Fund
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	October 31, 2008	October 31, 2007	October 31,2008	October 31, 2007
Operations:
Net investment income (loss)	$219	$66	$907	$243
Net realized gain (loss) on investments, futures, options and swap contracts and foreign currency transactions	(771)	53	(21,827)	10,255
Net unrealized appreciation (depreciation) of investments, futures, options and swap contracts and foreign currency transactions	(1,061)	51	(15,059)	(10,487)
Payment from affiliate	—	—	—	—

Net increase (decrease) in net assets resulting from operations	(1,613)	170	(35,979)	11

Distributions to Shareholders:
From net investment income
Class A	(153)	(54)	(34)	—
Class B	(11)	(6)	—	—
Class C	(24)	(5)	—	—
Class R3	(2)	—	—	—
Class R4	(34)	—	—	—
Class R5	(23)	—	—	—
Class Y	(5)	(4)	(316)	—
From net realized gain on investments
Class A	(43)	—	(3,926)	(1,959)
Class B	(4)	—	(445)	(170)
Class C	(4)	—	(831)	(295)
Class I	—	—	—	—
Class L	—	—	—	—
Class R3	—	—	—	—
Class R4	—	—	—	—
Class R5	—	—	—	—
Class Y	(2)	—	(5,606)	(503)

Total distributions	(305)	(69)	(11,158)	(2,927)

Capital Share Transactions:
Class A	1,513	2,523	(7,322)	(7,344)
Class B	236	33	(200)	357
Class C	898	73	(2,568)	1,206
Class H+	—	—	—	—
Class I	—	—	—	—
Class L	—	—	—	—
Class M+	—	—	—	—
Class N+	—	—	—	—
Class R3	58	10	—	—
Class R4	1,761	16	—	—
Class R5	477	10	—	—
Class Y	(117)	4	(814)	34,914

Net increase (decrease) from capital share transactions	4,826	2,669	(10,904)	29,133

Net increase (decrease) in net assets	2,908	2,770	(58,041)	26,217

Net Assets:
Beginning of period	3,638	868	105,733	79,516

End of period	$6,546	$3,638	$47,692	$105,733

Accumulated undistributed (distribution in excess of) net investment income (loss)	$4	$2	$511	$163

+	Classes H, M, and N were merged into Class L while Classes E and Z were merged into Class Y on February 9, 2007.

The accompanying notes are an integral part of these financial statements.

Select SmallCap Value Fund		Short Duration Fund		Small Company Fund		SmallCap Growth Fund
For the	For the	For the	For the	For the	For the	For the	For the
Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
October 31, 2008	October 31, 2007	October 31, 2008	October 31, 2007	October 31, 2008	October 31, 2007	October 31, 2008	October 31, 2007

$1,103	$935	$8,317	$8,928	$(2,066)	$(2,189)	$(780)	$(1,297)
(12,620)	7,364	(750)	(198)	(94,199)	66,274	(43,655)	34,762
(27,686)	(897)	(13,330)	(1,432)	(215,903)	40,992	(92,739)	(4,661)
—	—	—	—	—	1,808	—	39

(39,203)	7,402	(5,763)	7,298	(312,168)	106,885	(137,174)	28,843

(105)	—	(1,537)	(1,283)	—	—	—	—
—	—	(173)	(233)	—	—	—	—
—	—	(771)	(588)	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
(775)	(240)	(5,747)	(6,779)	—	—	—	—

(1,215)	(30)	—	—	(32,052)	(16,937)	(16,120)	—
(38)	(1)	—	—	(6,169)	(4,857)	(1,911)	—
(49)	—	—	—	(7,503)	(4,469)	(2,577)	—
—	—	—	—	(439)	(8)	(439)	—
—	—	—	—	—	—	(13,612)	—
—	—	—	—	(20)	—	(1)	—
—	—	—	—	(1,013)	—	(30)	—
—	—	—	—	(56)	—	(1)	—
(6,095)	(102)	—	—	(19,626)	(8,399)	(4,586)	—

(8,277)	(373)	(8,228)	(8,883)	(66,878)	(34,670)	(39,277)	—

2,992	2,021	14,905	8,135	159,043	71,318	(13,623)	(80,506)
134	255	(131)	(362)	(8,767)	(5,491)	(790)	(2,918)
330	448	6,112	8,105	12,119	9,046	(2,987)	(1,798)
—	—	—	—	—	—	—	(25,058)
—	—	—	—	13,691	3,584	795	4,300
—	—	—	—	—	—	(593)	35,964
—	—	—	—	—	—	—	(25,903)
—	—	—	—	—	—	—	(10,379)
—	—	—	—	4,087	167	4	10
—	—	—	—	18,065	8,963	1,542	302
—	—	—	—	10,131	584	55	10
11,680	83,880	(25,523)	41,142	89,740	60,917	6,509	(63,006)

15,136	86,604	(4,637)	57,020	298,109	149,088	(9,088)	(168,982)

(32,344)	93,633	(18,628)	55,435	(80,937)	221,303	(185,539)	(140,139)

111,631	17,998	205,501	150,066	624,578	403,275	392,345	532,484

$79,287	$111,631	$186,873	$205,501	$543,641	$624,578	$206,806	$392,345

$805	$688	$105	$18	$—	$—	$—	$—

The Hartford Mutual Funds, Inc. and The Hartford Mutual Fund II, Inc.

Statements of Changes in Net Assets — (continued)

(000’s Omitted)

			Strategic Income Fund
	Stock Fund			For the Period
	For the	For the	For the	May 15, 2007 **
	Year Ended	Year Ended	Year Ended	through
	October 31, 2008	October 31, 2007	October 31, 2008	October 31, 2007
Operations:
Net investment income (loss)	$2,741	$956	$14,226	$1,318
Net realized gain (loss) on investments, futures, options and swap contracts and foreign currency transactions	(106,097)	170,454	(11,916)	8
Net unrealized appreciation (depreciation) of investments, futures, options and swap contracts and foreign currency transactions	(311,566)	6,660	(52,134)	(156)
Payment from affiliate	—	1,568	—	—

Net increase (decrease) in net assets resulting from operations	(414,922)	179,638	(49,824)	1,170

Distributions to Shareholders:
From net investment income
Class A	(726)	(3,091)	(5,814)	(879)
Class B	—	—	(337)	(37)
Class C	—	—	(3,800)	(190)
Class I	—	—	(1,913)	(114)
Class R3	—	—	—	—
Class R4	—	—	—	—
Class R5	—	—	—	—
Class Y	(469)	(1,030)	(1,949)	(40)
From net realized gain on investments
Class A	—	—	—	—
Class B	—	—	—	—
Class C	—	—	—	—
Class R4	—	—	—	—
Class Y	—	—	—	—

Total distributions	(1,195)	(4,121)	(13,813)	(1,260)

Capital Share Transactions:
Class A	(95,535)	(121,878)	61,055	43,152
Class B	(55,794)	(83,356)	5,497	2,641
Class C	(24,459)	(35,239)	70,941	17,197
Class I	100	—	21,383	11,175
Class R3	(4)	40	—	—
Class R4	10	40	—	—
Class R5	—	10	—	—
Class Y	13,830	(77,302)	34,722	10,636

Net increase (decrease) from capital share transactions	(161,852)	(317,685)	193,598	84,801

Net increase (decrease) in net assets	(577,969)	(142,168)	129,961	84,711

Net Assets:
Beginning of period	1,059,510	1,201,678	84,711	—

End of period	$481,541	$1,059,510	$214,672	$84,711

Accumulated undistributed (distribution in excess of) net investment income (loss)	$2,811	$1,179	$182	$181

**	Commencement of operations.

The accompanying notes are an integral part of these financial statements.

Target Retirement 2010 Fund		Target Retirement 2020 Fund		Target Retirement 2030 Fund		Tax-Free California Fund
For the	For the	For the	For the	For the	For the	For the	For the
Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
October 31, 2008	October 31, 2007	October 31, 2008	October 31, 2007	October 31, 2008	October 31, 2007	October 31, 2008	October 31, 2007

$358	$150	$536	$178	$238	$66	$1,913	$1,379
(946)	206	(1,289)	192	(69)	187	(1,757)	(267)
(4,566)	461	(11,548)	1,155	(11,227)	1,356	(7,734)	(1,256)
—	—	—	—	—	—	—	—

(5,154)	817	(12,301)	1,525	(11,058)	1,609	(7,578)	(144)

(343)	(124)	(697)	(165)	(531)	(39)	(1,620)	(1,171)
(20)	(8)	(25)	(5)	(17)	(3)	(64)	(57)
(18)	(12)	(21)	(7)	(15)	(2)	(211)	(139)
—	—	—	—	—	—	—	—
—	—	(1)	—	—	—	—	—
(89)	—	(124)	(2)	(34)	—	—	—
(22)	—	(76)	—	—	—	—	—
(6)	(4)	(1)	—	(1)	(1)	—	—

(154)	—	(138)	(9)	(147)	—	—	—
(10)	—	(6)	(1)	(5)	—	—	—
(15)	—	(5)	(2)	(4)	—	—	—
(9)	—	(13)	—	(7)	—	—	—
(3)	—	—	—	—	—	—	—

(689)	(148)	(1,107)	(191)	(761)	(45)	(1,895)	(1,367)

2,108	5,388	2,912	14,410	4,442	11,970	754	14,112
95	263	209	367	392	160	(253)	432
82	208	561	249	727	280	1,848	1,896
—	—	—	—	—	—	—	—
1	10	73	10	1,285	10	—	—
6,073	434	10,259	1,095	9,923	618	—	—
1,626	10	8,615	10	3,411	10	—	—
10	4	1	—	2	—	—	—

9,995	6,317	22,630	16,141	20,182	13,048	2,349	16,440

4,152	6,986	9,222	17,475	8,363	14,612	(7,124)	14,929

9,440	2,454	20,239	2,764	16,887	2,275	44,731	29,802

$13,592	$9,440	$29,461	$20,239	$25,250	$16,887	$37,607	$44,731

$48	$20	$64	$25	$158	$48	$32	$14

The Hartford Mutual Funds, Inc. and The Hartford Mutual Fund II, Inc.

Statements of Changes in Net Assets — (continued)

(000’s Omitted)

	Tax-Free Minnesota Fund		Tax-Free National Fund
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	October 31, 2008	October 31, 2007	October 31, 2008	October 31, 2007
Operations:
Net investment income (loss)	$1,527	$1,488	$9,111	$6,502
Net realized gain (loss) on investments, futures, options and swap contracts and foreign currency transactions	(225)	(114)	(17,046)	(887)
Net unrealized appreciation (depreciation) of investments, futures, options and swap contracts and foreign currency transactions	(4,194)	(1,098)	(27,659)	(5,677)
Payment from affiliate	—	—	—	—

Net increase (decrease) in net assets resulting from operations	(2,892)	276	(35,594)	(62)

Distributions to Shareholders:
From net investment income
Class A	(412)	(357)	(6,270)	(3,965)
Class B	(28)	(27)	(254)	(249)
Class C	(34)	(24)	(1,058)	(643)
Class E+	—	(249)	—	(321)
Class H+	—	(1)	—	(1)
Class I	—	—	(196)	(18)
Class L	(116)	(122)	(354)	(349)
Class M+	—	(1)	—	(11)
Class N+	—	(1)	—	(3)
Class R3	—	—	—	—
Class R4	—	—	—	—
Class R5	—	—	—	—
Class Y	(924)	(713)	(1,129)	(878)
From net realized gain on investments
Class A	—	(40)	—	(206)
Class B	—	(5)	—	(19)
Class C	—	(2)	—	(37)
Class E+	—	(132)	—	(83)
Class H+	—	(1)	—	—
Class I	—	—	—	—
Class L	—	(15)	—	(22)
Class M+	—	(1)	—	(4)
Class N+	—	(1)	—	(1)
Class R5	—	—	—	—
Class Y	—	—	—	—

Total distributions	(1,514)	(1,692)	(9,261)	(6,810)

Capital Share Transactions:
Class A	(1,197)	3,419	28,033	47,774
Class B	121	(14)	(241)	411
Class C	857	180	11,034	10,438
Class E+	—	(21,995)	—	(23,648)
Class H+	—	(125)	—	(174)
Class I	—	—	2,133	3,499
Class L	(304)	405	(1,058)	1,084
Class M+	—	(106)	—	(1,216)
Class N+	—	(195)	—	(373)
Class R3	—	—	—	—
Class R4	—	—	—	—
Class R5	—	—	—	—
Class Y	(1,269)	21,018	(3,239)	22,088

Net increase (decrease) from capital share transactions	(1,792)	2,587	36,662	59,883

Net increase (decrease) in net assets	(6,198)	1,171	(8,193)	53,011

Net Assets:
Beginning of period	36,141	34,970	182,925	129,914

End of period	$29,943	$36,141	$174,732	$182,925

Accumulated undistributed (distribution in excess of) net investment income (loss)	$16	$3	$154	$67

+	Classes H, M, and N were merged into Class L while Classes E and Z were merged into Class Y on February 9, 2007.

The accompanying notes are an integral part of these financial statements.

Tax-Free New York Fund		Total Return Bond Fund		U.S. Government Securities Fund		Value Fund
For the	For the	For the	For the	For the	For the	For the	For the
Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
October 31, 2008	October 31, 2007	October 31, 2008	October 31, 2007	October 31, 2008	October 31, 2007	October 31, 2008	October 31, 2007

$653	$589	$67,225	$47,453	$9,495	$9,325	$6,268	$4,208
(15)	(52)	(26,681)	3,072	3,336	(1,114)	(21,083)	18,974
(2,461)	(486)	(172,204)	(9,619)	(11,609)	(2,297)	(132,595)	35,852
—	—	—	—	—	—	—	11

(1,823)	51	(131,660)	40,906	1,222	5,914	(147,410)	59,045

(500)	(444)	(33,441)	(24,374)	(3,002)	(2,302)	(680)	—
(56)	(57)	(3,587)	(3,230)	(578)	(624)	—	—
(95)	(85)	(4,187)	(3,121)	(866)	(420)	(2)	—
—	—	—	—	—	(1,114)	—	—
—	—	—	—	—	(18)	—	—
—	—	(288)	(96)	—	—	(1)	—
—	—	—	—	(1,387)	(1,572)	—	—
—	—	—	—	—	(20)	—	—
—	—	—	—	—	(7)	—	—
—	—	(3)	—	—	—	—	—
—	—	(445)	(12)	—	—	—	—
—	—	(13)	(1)	—	—	—	—
—	—	(28,086)	(16,520)	(3,692)	(3,159)	(3,717)	(1,650)

—	(61)	—	—	—	—	(4,006)	(4,894)
—	(10)	—	—	—	—	(600)	(754)
—	(14)	—	—	—	—	(630)	(809)
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	(2)	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	(1)	—
—	—	—	—	—	—	(13,683)	(9,092)

(651)	(671)	(70,050)	(47,354)	(9,525)	(9,236)	(23,322)	(17,199)

1,479	536	140,751	172,188	49,246	9,399	1,477	1,573
29	(57)	1,928	3,481	5,850	(2,901)	(1,181)	(87)
(5)	281	15,602	10,139	28,453	4,947	728	(372)
—	—	—	—	—	(117,292)	—	—
—	—	—	—	—	(317)	—	—
—	—	3,949	3,007	—	—	678	45
—	—	—	—	(3,261)	(1,191)	—	—
—	—	—	—	—	(1,163)	—	—
—	—	—	—	—	(478)	—	—
—	—	133	10	—	—	123	10
—	—	11,396	2,917	—	—	205	10
—	—	169	140	—	—	1	10
—	—	283,425	75,992	(7,446)	108,077	36,595	198,136

1,503	760	457,353	267,874	72,842	(919)	38,626	199,325

(971)	140	255,643	261,426	64,539	(4,241)	(132,106)	241,171

15,622	15,482	1,134,122	872,696	193,326	197,567	417,601	176,430

$14,651	$15,622	$1,389,765	$1,134,122	$257,865	$193,326	$285,495	$417,601

$7	$5	$7,508	$2,968	$120	$29	$5,420	$3,572

The Hartford Mutual Funds, Inc. and The Hartford Mutual Fund II, Inc.

Statements of Changes in Net Assets — (continued)

(000’s Omitted)

	Value Opportunities Fund
	For the	For the
	Year Ended	Year Ended
	October 31, 2008	October 31, 2007
Operations:
Net investment income (loss)	$1,208	$897
Net realized gain (loss) on investments, futures, options and swap contracts and foreign currency transactions	(50,072)	41,292
Net unrealized appreciation (depreciation) of investments, futures, options and swap contracts and foreign currency transactions	(72,198)	(23,144)
Payment from affiliate	—	16

Net increase (decrease) in net assets resulting from operations	(121,062)	19,061

Distributions to Shareholders:
From net investment income
Class A	(465)	(987)
Class B	—	(49)
Class C	—	(123)
Class I	(30)	(3)
Class L	(198)	(275)
Class M+	—	(4)
Class N+	—	(3)
Class R3	(2)	—
Class R4	(7)	—
Class Y	(198)	—
From net realized gain on investments
Class A	(22,278)	(9,357)
Class B	(3,201)	(1,654)
Class C	(5,032)	(2,027)
Class H+	—	(326)
Class I	(676)	(1)
Class L	(6,052)	(2,739)
Class M+	—	(627)
Class N+	—	(186)
Class R3	(12)	—
Class R4	(123)	—
Class R5	(1)	—
Class Y	(3,723)	(4,266)

Total distributions	(41,998)	(22,627)

Capital Share Transactions:
Class A	(11,937)	46,067
Class B	(1,845)	2,594
Class C	(3,812)	10,458
Class H+	—	(2,422)
Class I	(1,332)	4,834
Class L	897	6,642
Class M+	—	(5,452)
Class N+	—	(1,723)
Class R3	916	125
Class R4	2,441	728
Class R5	1	10
Class Y	11,298	(72,513)

Net increase (decrease) from capital share transactions	(3,373)	(10,652)

Net increase (decrease) in net assets	(166,433)	(14,218)

Net Assets:
Beginning of period	286,474	300,692

End of period	$120,041	$286,474

Accumulated undistributed (distribution in excess of) net investment income (loss)	$1,932	$891

+	Classes H, M, and N were merged into Class L while Classes E and Z were merged into Class Y on February 9, 2007.

The accompanying notes are an integral part of these financial statements.

The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc.

Notes to Financial Statements
October 31, 2008
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. (each a “Company” or together the “Companies”) are open-end management investment companies comprised of fifty-six portfolios (each a “Fund” or together the “Funds”). Fifty-five portfolios are included in these financial statements. They are The Hartford Advisers Fund (Advisers Fund), The Hartford Balanced Allocation Fund (Balanced Allocation Fund), The Hartford Balanced Income Fund (Balanced Income Fund), The Hartford Capital Appreciation Fund (Capital Appreciation Fund), The Hartford Capital Appreciation II Fund (Capital Appreciation II Fund), The Hartford Checks and Balances Fund (Checks and Balances Fund), The Hartford Conservative Allocation Fund (Conservative Allocation Fund), The Hartford Disciplined Equity Fund (Disciplined Equity Fund), The Hartford Diversified International Fund (Diversified International Fund), The Hartford Dividend and Growth Fund (Dividend and Growth Fund), The Hartford Equity Growth Allocation Fund (Equity Growth Allocation Fund), The Hartford Equity Income Fund (Equity Income Fund), The Hartford Floating Rate Fund (Floating Rate Fund), The Hartford Fundamental Growth Fund (Fundamental Growth Fund), The Hartford Global Communications Fund (Global Communications Fund), The Hartford Global Equity Fund (Global Equity Fund), The Hartford Global Financial Services Fund (Global Financial Services Fund), The Hartford Global Growth Fund (Global Growth Fund), The Hartford Global Health Fund (Global Health Fund), The Hartford Global Technology Fund (Global Technology Fund), The Hartford Growth Allocation Fund (Growth Allocation Fund), The Hartford Growth Fund (Growth Fund), The Hartford Growth Opportunities Fund (Growth Opportunities Fund), The Hartford High Yield Fund (High Yield Fund), The Hartford High Yield Municipal Bond Fund (High Yield Municipal Bond Fund), The Hartford Income Allocation Fund (Income Allocation Fund), The Hartford Income Fund (Income Fund), The Hartford Inflation Plus Fund (Inflation Plus Fund), The Hartford International Growth Fund (International Growth Fund), The Hartford International Opportunities Fund (International Opportunities Fund), The Hartford International Small Company Fund (International Small Company Fund), The Hartford LargeCap Growth Fund (LargeCap Growth Fund), The Hartford MidCap Fund (MidCap Fund), The Hartford MidCap Growth Fund (MidCap Growth Fund), The Hartford MidCap Value Fund (MidCap Value Fund), The Hartford Money Market Fund (Money Market Fund), The Hartford Retirement Income Fund (Retirement Income Fund), The Hartford Select MidCap Value Fund (Select MidCap Value Fund), The Hartford Select SmallCap Value Fund (Select SmallCap Value Fund), The Hartford Short Duration Fund (Short Duration Fund), The Hartford Small Company Fund (Small Company Fund), The Hartford SmallCap Growth Fund (SmallCap Growth Fund), The Hartford Stock Fund (Stock Fund), The Hartford Strategic Income Fund (Strategic Income Fund), The Hartford Target Retirement 2010 Fund (Target Retirement 2010 Fund), The Hartford Target Retirement 2020 Fund (Target Retirement 2020 Fund), The Hartford Target Retirement 2030 Fund (Target Retirement 2030 Fund), The Hartford Tax-Free California Fund (Tax-Free California Fund), The Hartford Tax-Free Minnesota Fund (Tax-Free Minnesota Fund), The Hartford Tax-Free National Fund (Tax-Free National Fund), The Hartford Tax-Free New York Fund (Tax-Free New York Fund), The Hartford Total Return Bond Fund (Total Return Bond Fund), The Hartford U.S. Government Securities Fund (U.S. Government Securities Fund), The Hartford Value Fund (Value Fund) and The Hartford Value Opportunities Fund (Value Opportunities Fund).

The Companies are organized under the laws of the State of Maryland and are registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”), as diversified open-end management investment companies, except for Floating Rate Fund, Global Communications Fund, Global Financial Services Fund, Global Health Fund, Global Technology Fund, High Yield Municipal Bond Fund, Inflation Plus Fund, Tax-Free California Fund and Tax-Free New York Fund, which are non-diversified.

Effective February 25, 2008, The Hartford Select MidCap Growth Fund was renamed The Hartford MidCap Growth Fund.

Class A shares are sold with a front-end sales charge of up to 5.50%, except for High Yield Fund, High Yield Municipal Bond Fund, Income Allocation Fund, Income Fund, Inflation Plus Fund, Strategic Income Fund, Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund, Tax-Free New York Fund, Total Return Bond Fund and U.S. Government Securities Fund, which have a maximum front-end sales charge of up to 4.50%; and the Floating Rate Fund and Short Duration Fund which have a maximum front-end sales charge of up to 3.00%. A front-end sales charge is not assessed on Class A shares for the Money Market Fund. Class B shares are sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held. Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors through advisory fee-based wrap programs. Class L shares are sold with a front-end sales charge of up to 4.75%. Classes R3, R4, R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and Class B shares automatically convert to Class A shares after 8 years.

Balanced Allocation Fund, Conservative Allocation Fund, Equity Growth Allocation Fund, Growth Allocation Fund and Income Allocation Fund (collectively, the “Asset Allocation Funds”), Retirement Income Fund, Target Retirement 2010 Fund, Target Retirement 2020 Fund and Target Retirement 2030 Fund (collectively, the “Target Retirement Funds”) and Checks and Balances Fund are referred to as “Funds of Funds”, which invest the majority of their assets in Class Y shares of other Hartford mutual funds: domestic and international equity funds and fixed income funds (“Underlying Funds”) as well as certain exchange-traded funds (“ETFs”). The Asset Allocation Funds and the Target Retirement Funds seek their investment goals through implementation of a strategic asset allocation recommendation provided by Hartford Investment Management Company (“Hartford Investment Management”), a wholly-owned indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”). Checks and Balances Fund seeks its investment goal through investment in a combination of Hartford mutual funds: Capital Appreciation Fund, Dividend and Growth Fund and Total Return Bond Fund. Checks and Balances Fund is managed by Hartford Investment Financial Services, LLC’s (“HIFSCO”) Investment Oversight Committee.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Funds, which are in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”) in the investment company industry:

a)	Security Transactions and Investment Income — Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc.

Notes to Financial Statements — (continued)
October 31, 2008
(000’s Omitted)

Trade date for senior floating rate interests purchased in the primary market is considered the date on which the loan allocations are determined. Trade date for senior floating rate interests purchased in the secondary market is the date on which the transaction is entered into.

Dividend income is accrued as of the ex-dividend date, except that certain dividends for foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend in the exercise of reasonable diligence. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis. Income and capital gain distributions from Underlying Funds are recorded on the ex-dividend date.

b)	Security Valuation — Except for the Money Market Fund, the Funds (references to “Funds” in this section may relate, if applicable, to certain Underlying Funds in the case of a Fund of Funds) generally use market prices in valuing portfolio securities. If market prices are not readily available or are deemed unreliable, a Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of that Fund’s Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the security’s primary markets, but before the close of the New York Stock Exchange (the “Exchange”) (normally 4:00 p.m. Eastern Time, referred to as the “Valuation Time”) that is expected to affect the value of the portfolio security. The circumstances in which a Fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) thinly traded securities and (v) market events such as trading halts and early market closings. In addition, with respect to the valuation of stocks primarily traded on foreign markets, each Fund uses a fair value pricing service approved by that Fund’s Board of Directors, which employs quantitative models that evaluate changes in the value of foreign market proxies (e.g., futures contracts, ADR’s, ETF’s) after the close of the foreign markets but before the close of the Exchange. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Funds. The value of the portfolio securities of a Fund that invests in foreign securities may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Funds may cause the NAV of their respective shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded but before the close of the Exchange. There can be no assurance that any Fund could obtain the fair value assigned to a security if the Fund were to sell the security at approximately the time at which that Fund determines its NAV.

Debt securities (other than short-term obligations and senior floating rate interests) held by the Funds are valued on the basis of valuations furnished by an independent pricing service which determines valuations for normal institutional size trading units of debt securities. Senior floating rate interests generally trade in over-the-counter (“OTC”) markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. Securities for which prices are not available from an independent pricing service are valued using market quotations obtained from one or more dealers that make markets in the securities in accordance with procedures established by that Fund’s Board of Directors. Generally, each Fund may use fair valuation in regard to debt securities when a Fund holds defaulted or distressed securities or securities in a company in which a reorganization is pending. Short-term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. The Money Market Fund’s investments and investments of other funds that mature in 60 days or less are valued at amortized cost, which approximates market value.

Exchange traded equity securities shall be valued at the last reported sale price on the exchange or market on which the security is primarily traded (the “Primary Market”) at the Valuation Time. If the security did not trade on the Primary Market, it may be valued at the Valuation Time at the last reported sale price on another exchange where it trades. The value of an equity security not traded on any exchange but traded on the Nasdaq Stock Market, Inc. (“Nasdaq”) or another OTC market shall be valued at the last reported sale price or official closing price on the exchange or market on which the security is traded as of the Valuation Time. If it is not possible to determine the last reported sale price or official closing price on the relevant exchange or market at the Valuation Time, the value of the security shall be taken to be the most recent mean between bid and asked prices on such exchange or market at the Valuation Time.

Securities of foreign issuers and non-dollar securities are translated from the local currency into U.S. dollars using prevailing exchange rates.

Options contracts on securities, currencies, indexes, futures contracts, commodities and other instruments shall be valued at their most recent sales price at the Valuation Time on the Primary Market on which the instrument is traded. If the instrument did not trade on the Primary Market, it may be valued at the most recent sales price at the Valuation Time on another exchange or market where it did trade.

Futures contracts are valued at the most recent settlement price reported by an exchange on which, over time, they are traded most extensively. If a settlement price is not available, futures contracts will be valued at the most recent trade price as of the Valuation Time. If there were no trades, the contract shall be valued at the mean of the closing bid/ask prices as of the Valuation Time.

Financial instruments for which prices are not available from an independent pricing service are valued using market quotations obtained from one or more dealers that make markets in securities in accordance with procedures established by the Funds’ Board of Directors.

A forward currency contract shall be valued based on the price of the underlying currency at the prevailing interpolated exchange rate, which is a combination of the spot currency rate and the forward currency rate. Spot currency rates and forward currency rates are obtained from an independent pricing service on a daily basis not more than one hour before the Valuation Time.

Swaps are valued based on custom valuations furnished by an independent pricing service. Swaps for which prices are not available from an independent pricing service are valued in accordance with procedures established by the Funds’ Board of Directors.

Other derivative or contractual type instruments shall be valued using market prices if such instruments trade on an exchange or market. If such instruments do not trade on an exchange or market, such instruments shall be valued at a price at which the counterparty to such contract would repurchase the instrument. In the event that the counterparty cannot provide a price, such valuation may be determined in accordance with procedures established by the Funds’ Board of Directors.

Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the valuation date.

c)	Foreign Currency Transactions — The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at the prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

The Funds do not isolate that portion of portfolio security valuation resulting from fluctuations in the foreign currency exchange rates on portfolio securities from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

d)	Securities Lending — The Funds, except for the The Hartford Money Market Fund, may lend their securities to certain qualified brokers who pay these Funds negotiated lender fees. The loans are fully collateralized at all times with cash and/or U.S. Government Securities and/or repurchase agreements. The cash collateral is then invested in short-term money market instruments. The repurchase agreements are fully collateralized by U.S. Government Securities. The adequacy of the collateral for securities on loan is monitored on a daily basis. For instances where the market value of collateral falls below the market value of the securities out on loan, such collateral is supplemented on the following business day.

While securities are on loan, each Fund is subject to the following risks: 1) that the borrower may default on the loan and that the collateral could be inadequate in the event the borrower defaults, 2) that the earnings on the collateral invested may not be sufficient to pay fees incurred in connection with the loan, 3) that the principal value of the collateral invested may decline and may not be sufficient to pay back the borrower for the amount of the collateral posted, 4) that the borrower may use the loaned securities to cover a short sale which may place downward pressure on the market prices of the loaned securities, 5) that return of loaned securities could be delayed and could interfere with portfolio management decisions and 6) that any efforts to recall the securities for purposes of voting a proxy may not be effective. Certain Funds, as shown on the Schedule of Investments, had securities out on loan as of October 31, 2008.

e)	Joint Trading Account — Pursuant to an exemptive order issued by the SEC, the Funds may transfer uninvested cash balances into a joint trading account managed by Hartford Investment Management or Wellington Management Company, LLP (“Wellington”). These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

f)	Repurchase Agreements — A repurchase agreement is an agreement by which the seller of a security agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Funds enter into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. Securities that serve to collateralize the repurchase agreement are held by each Fund’s custodian in book entry or physical form in the custodial account of the Funds or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. Certain Funds, as shown on the Schedule of Investments, had outstanding repurchase agreements as of October 31, 2008.

g)	Reverse Repurchase Agreements — Each Fund may also enter into reverse repurchase agreements. Reverse repurchase agreements involve sales by a Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. Reverse repurchase agreements carry the risk that the market value of the securities which a Fund is obligated to repurchase may decline below the repurchase price. A reverse repurchase agreement is viewed as a collateralized borrowing by a Fund. Borrowing magnifies the potential for gain or loss on the portfolio securities of a Fund and, therefore, increases the possibility of a fluctuation in the Fund’s NAV. Reverse Repurchase Agreements are valued at proceeds plus accrued interest. There were no outstanding reverse repurchase agreements as of October 31, 2008.

h)	Forward Foreign Currency Contracts — For the year ended October 31, 2008, certain Funds entered into forward foreign currency contracts that obligate the Funds to repurchase/replace or sell currencies at specified future dates. The Funds may enter into forward foreign currency contracts to hedge against adverse fluctuations in exchange rates between currencies.

Forward foreign currency contracts involve elements of market risk in excess of the amount reflected in the Statements of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar.

i)	Indexed Securities — The Funds may invest in indexed securities whose values are linked to changes in interest rates, indices, or other underlying instruments. The Funds use these securities to increase or decrease their exposure to different underlying instruments and to gain exposure to markets that might be difficult to invest in using conventional securities. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment and there may be a limit to the potential appreciation of the investment. Certain Funds had investments in indexed securities, as of October 31, 2008, as shown in the Schedule of Investments under Exchange Traded Funds.

j)	Fund Share Valuation and Dividend Distributions to Shareholders — Orders for the Funds’ shares are executed in accordance with the investment instructions of the shareholders. The NAV of each Fund’s shares is determined as of the close of each business day of the Exchange. The NAV is determined separately for each class of each Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Orders for the purchase of a Fund’s shares prior to the close of the Exchange on any day on which the Exchange is open for business are priced at the per-share NAV determined as of the close of the Exchange. Orders after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Each Fund intends to distribute substantially all of its net investment income and net realized capital gains to shareholders no less frequently than once a year. Normally, dividends from net investment income of Capital Appreciation Fund, Capital Appreciation II Fund, Disciplined Equity Fund,

The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc.

Notes to Financial Statements — (continued)
October 31, 2008
(000’s Omitted)

Diversified International Fund, Equity Growth Allocation Fund, Fundamental Growth Fund, Global Communications Fund, Global Equity Fund, Global Financial Services Fund, Global Growth Fund, Global Health Fund, Global Technology Fund, Growth Allocation Fund, Growth Fund, Growth Opportunities Fund, International Growth Fund, International Opportunities Fund, International Small Company Fund, LargeCap Growth Fund, MidCap Fund, MidCap Growth Fund, MidCap Value Fund, Select MidCap Value Fund, Select SmallCap Value Fund, Small Company Fund, SmallCap Growth Fund, Stock Fund, Target Retirement 2030 Fund, Value Fund and Value Opportunities Fund are declared and paid annually; dividends from net investment income of Advisers Fund, Balanced Allocation Fund, Balanced Income Fund, Checks and Balances Fund, Conservative Allocation Fund, Dividend and Growth Fund, Equity Income Fund, Target Retirement 2010 Fund and Target Retirement 2020 Fund are declared and paid quarterly; dividends from the net investment income of Income Allocation Fund and Retirement Income Fund are declared and paid monthly and dividends from net investment income of Floating Rate Fund, High Yield Fund, High Yield Municipal Bond Fund, Income Fund, Inflation Plus Fund, Money Market Fund, Short Duration Fund, Strategic Income Fund, Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund, Tax-Free New York Fund, Total Return Bond Fund and U.S. Government Securities Fund are declared daily and paid monthly. Dividends are paid on shares beginning on the business day after the day when the funds used to purchase the shares are collected by the transfer agent for the funds declaring daily dividends. Long-term capital gains distributions received from the underlying funds are distributed to shareholders at least annually, when required. Unless shareholders specify otherwise, all dividends and distributions will be automatically reinvested in additional full or fractional shares of each Fund.

Distributions from net investment income, realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences include foreign currency gains and losses, losses deferred due to wash sales adjustments, related to Passive Foreign Investment Companies and certain derivatives, and excise tax regulations. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Funds’ capital accounts (see Note 4 (c)).

k)	Illiquid and Restricted Securities — Each Fund is permitted to invest up to 15% of its net assets in illiquid securities, except for Inflation Plus Fund and Money Market Fund which may invest up to 10% in such securities. “Illiquid Securities” are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine a Fund’s NAV. A Fund may not be able to sell illiquid securities or other investments when its sub-adviser considers it desirable to do so or may have to sell such securities or investments at a price that is lower than the price that could be obtained if the securities or investments were more liquid. A sale of illiquid securities or other investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid securities and investments also may be more difficult to value, due to the unavailability of reliable market quotations for such securities or investments, and investment in them may have an adverse impact on NAV. Each Fund may also purchase certain restricted securities, commonly known as Rule 144A securities, that can be resold to institutions and which may be determined to be liquid pursuant to policies and guidelines established by the Funds’ Board of Directors. Certain Funds, as shown in the Schedule of Investments, had illiquid or restricted securities as of October 31, 2008.

l)	Securities Purchased on a When-Issued or Delayed-Delivery Basis — Delivery and payment for securities that have been purchased by the Funds on a forward commitment, when-issued or delayed-delivery basis take place beyond the customary settlement period. During this period, such securities are subject to market fluctuations, and the Funds identify securities segregated in their records with value at least equal to the amount of the commitment. As of October 31, 2008, the Funds had entered into outstanding when-issued or forward commitments as follows:

Fund	Cost

Floating Rate Fund	$25,235
High Yield Fund	1,247
High Yield Municipal Bond Fund	2,999
Income Fund	342
Strategic Income Fund	7,037
Tax-Free National Fund	1,532
Total Return Bond Fund	6,552

m)	Credit Risk — Credit risk depends largely on the perceived financial health of bond issuers. In general, lower rated bonds have higher credit risk. High yield bond prices can fall on bad news about the economy, an industry or a company. The share price, yield and total return of a Fund which holds securities with higher credit risk may fluctuate more than with less aggressive bond funds.

n)	Senior Floating Rate Interests — Certain Funds, as shown in the Schedule of Investments, may invest in senior floating rate interests. Senior floating rate interests hold the most senior position in the capital structure of a business entity (the “Borrower”), are typically secured by specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower. Senior floating rate interests are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the senior floating rate interest. Senior floating rate interests are typically rated below-investment-grade, which suggests they are more likely to default and generally pay higher interest rates than investment-grade loans. A default could lead to non-payment of income which would result in a reduction of income to the Fund and there can be no assurance that the liquidation of any collateral would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated.

o)	Prepayment Risks — Most senior floating rate interests and certain debt securities allow for prepayment of principal without penalty. Senior floating rate interests and securities subject to prepayment risk generally offer less potential for gains when interest rates decline, and may offer a greater potential for loss when interest rates rise. In addition, with respect to securities, rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment risk is a major risk of mortgage-backed securities and certain asset-backed securities. Accordingly, the potential for the value of a senior floating rate interest or debt security to increase in response to interest rate declines is limited. For certain asset-backed securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity.

Senior floating rate interests or debt securities purchased to replace a prepaid loan or a debt security may have lower yields than the yield on the prepaid loan or debt security. Senior floating rate interests generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for the Borrower to repay, prepayments of senior floating rate interests may occur. As a result, the actual remaining maturity of senior floating rate interests held may be substantially less than the stated maturities shown in the Schedule of Investments.

p)	Swaps — Certain Funds may enter into event linked swaps, including credit default swaps. The credit default swap market allows a Fund to manage credit risk through buying and selling credit protection on a specific issuer, an index, or a basket of issuers. A “buyer” of credit protection agrees to pay a counterparty to assume the credit risk of an issuer upon the occurrence of certain events. The “seller” of the protection receives periodic payments and agrees to assume the credit risk of an issuer upon the occurrence of certain events. A “seller’s” exposure is limited to the total notional amount of the credit default swap contract. A Fund will generally not buy protection on issuers that are not currently held by such Fund.

Certain Funds may enter into interest rate swaps. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate multiplied by a “notional principal amount,” in return for payments equal to a fixed rate multiplied by the same amount, for a specific period of time. If a swap agreement provides for payments in different currencies, the parties might agree to exchange the notional principal amount as well. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates. No Funds had outstanding swaps as of October 31, 2008.

q)	Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management’s estimates.

r)	Financial Accounting Standards Board Financial Accounting Standards No. 157 — In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. FAS 157 is effective for the Funds’ financial statements issued for fiscal years after November 15, 2007, and interim periods within those fiscal years. As of October 31, 2008, the Funds do not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain measurements reported in the Statements of Operations for a fiscal period.

s)	Financial Accounting Standards Board Financial Accounting Standards No. 161 — In March 2008, FASB released Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires companies to disclose information detailing the objectives and strategies for using derivative instruments, the level of derivative activity entered into by the company and any credit risk-related contingent features of the agreements. The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of FAS 161 and has not yet implemented the new disclosure standard.

t)	Indemnifications — Under the Companies’ organizational documents, each Company shall indemnify its officers and directors to the full extent required or permitted under Maryland Corporate Law and the federal securities law. In addition, the Companies, on behalf of the Funds, may enter into contracts that contain a variety of indemnifications. The Companies’ maximum exposure under these arrangements is unknown. However, the Companies have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

3.	Futures and Options:

Futures and Options Transactions — Certain Funds may invest in futures and options contracts in order to gain exposure to or protect against changes in the market. A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. When the Funds enter into such futures contracts, they are required to deposit with a futures commission merchant an amount of “initial margin” of cash, commercial paper or U.S. Treasury Bills. Subsequent payments, called maintenance margin, to and from the broker, are made on a daily basis as the price of the underlying security fluctuates, making the long and short positions in the futures contract more or less valuable (i.e., mark-to-market), which results in an unrealized gain or loss to the Funds.

At any time prior to the expiration of the futures contract, a Fund may close the position by taking an opposite position, which would effectively terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund and the Fund realizes a gain or loss.

The use of futures contracts involves elements of market risk, which may exceed the amounts recognized in the Statements of Assets and Liabilities. Changes in the value of the futures contracts may decrease the effectiveness of the Funds’ strategies and potentially result in loss. Certain Funds, as shown on the Schedule of Investments, had outstanding futures contracts as of October 31, 2008.

The premium paid by a Fund for the purchase of a call or put option is included in the Fund’s Statement of Assets and Liabilities as an investment and subsequently “marked-to-market” through net unrealized appreciation (depreciation) of options to reflect the current market value of the option as of the end of the reporting period.

The Funds may write covered options. “Covered” means that so long as the Fund is obligated as the writer of an option, it will own either the underlying securities or currency or an option to purchase or sell the same underlying securities or currency having an expiration date of the covered option and an exercise price equal to or less than the exercise price of the covered option, or will pledge cash or other liquid securities having a value equal to or greater than the fluctuating market value of the option securities or currencies. A Fund receives a premium for writing a call or put option, which is recorded on the

The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc.

Notes to Financial Statements — (continued)
October 31, 2008
(000’s Omitted)

Fund’s Statement of Assets and Liabilities and subsequently “marked-to-market” through net unrealized appreciation (depreciation) of options. There is a risk of loss from a change in the value of such options, which may exceed the related premiums received. Transactions involving written option contracts for the Funds during the year ended October 31, 2008, are summarized below:

Advisers Fund
Options Contract Activity During the
Year Ended October 31, 2008
Call Options Written During the Period	Number of Contracts*	Premium Amounts

Beginning of the period	243	$67
Written	—	—
Expired	—	—
Closed	(243)	(67)
Exercised	—	—

End of Period	—	$—

Put Options Written During the Period	Number of Contracts*	Premium Amounts

Beginning of the period	—	$—
Written	2,085	546
Expired	—	—
Closed	(2,085)	(546)
Exercised	—	—

End of Period	—	$—

Capital Appreciation II Fund
Options Contract Activity During the
Year Ended October 31, 2008
Call Options Written During the Period	Number of Contracts*	Premium Amounts

Beginning of the period	—	$—
Written	9	4
Expired	—	—
Closed	(9)	(4)
Exercised	—	—

End of Period	—	$—

	Disciplined Equity Fund
	Options Contract Activity During the
	Year Ended October 31, 2008
Call Options Written During the Period	Number of Contracts*	Premium Amounts

Beginning of the period	140	$19
Written	4,129	467
Expired	(2,838)	(282)
Closed	(1,247)	(158)
Exercised	(184)	(46)

End of Period	—	$—

Put Options Written During the Period	Number of Contracts*	Premium Amounts

Beginning of the period	29	$3
Written	1,306	115
Expired	(1,002)	(83)
Closed	(179)	(19)
Exercised	(154)	(16)

End of Period	—	$—

	Inflation Plus Fund
	Options Contract Activity During the
	Year Ended October 31, 2008
Call Options Written During the Period	Number of Contracts*	Premium Amounts

Beginning of the period	—	$—
Written	24,500	10,731
Expired	—	—
Closed	(23,500)	(10,515)
Exercised	—	—

End of Period	1,000	$216

Put Options Written During the Period	Number of Contracts*	Premium Amounts

Beginning of the period	500	$209
Written	24,750	14,839
Expired	—	—
Closed	(25,250)	(15,048)
Exercised	—	—

End of Period	—	$—

Stock Fund
Options Contract Activity During the
Year Ended October 31, 2008
Call Options Written During the Period	Number of Contracts*	Premium Amounts

Beginning of the period	264	$73
Written	—	—
Expired	—	—
Closed	(264)	(73)
Exercised	—	—

End of Period	—	$—

Total Return Bond Fund
Options Contract Activity During the
Year Ended October 31, 2008
Call Options Written During the Period	Number of Contracts*	Premium Amounts

Beginning of the period	—	$—
Written	398	206
Expired	—	—
Closed	(398)	(206)
Exercised	—	—

End of Period	—	$—

U.S. Government Securities Fund
Options Contract Activity During the
Year Ended October 31, 2008
Call Options Written During the Period	Number of Contracts*	Premium Amounts

Beginning of the period	—	—
Written	2,362	953
Expired	—	—
Closed	(2,362)	(953)
Exercised	—	—

End of Period	—	$—

*	The Number of Contracts does not omit 000’s.

The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc.

Notes to Financial Statements — (continued)
October 31, 2008
(000’s Omitted)

4.	Federal Income Taxes:

a)	Federal Income Taxes — For federal income tax purposes, the Funds intend to continue to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of their taxable net investment income and net realized capital gains to their shareholders and otherwise complying with the requirements of regulated investment companies. The Funds have distributed substantially all of their income and capital gains in prior years and each Fund intends to distribute substantially all of its income and gains during the calendar year ending December 31, 2008. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distribution for federal income tax purposes.

b)	The tax character of distributions paid for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended			For the Year Ended
	October 31, 2008			October 31, 2007
	Tax Exempt	Ordinary	Long-Term	Tax Exempt		Ordinary		Long-Term
	Income (a)	Income	Capital Gains (b)	Income (a)		Income		Capital Gains (b)

Advisers Fund	$—	$120,978	$65,012	$—		$24,582		$9,545
Balanced Allocation Fund	—	38,476	40,661	—		22,740		16,040
Balanced Income Fund	—	2,204	19	—		870		—
Capital Appreciation Fund	—	474,292	1,323,670	—		455,689		739,935
Capital Appreciation II Fund	—	75,863	24,956	—		7,427		1,610
Checks and Balances Fund	—	13,825	—	—	(A)	483	(A)	—	(A)
Conservative Allocation Fund	—	8,611	5,880	—		5,741		3,535
Disciplined Equity Fund	—	1,020	—	—		2,100		—
Diversified International Fund (D)	—	—	—	—		—		—
Dividend and Growth Fund	—	81,893	208,970	—		57,157		201,659
Equity Growth Allocation Fund	—	9,945	18,273	—		2,242		5,366
Equity Income Fund	—	26,921	21,647	—		17,199		25,507
Floating Rate Fund	—	179,028	—	—		252,120		—
Fundamental Growth Fund	—	6,221	1,094	—		—		—
Global Communications Fund	—	40	2,179	—		391		153
Global Equity Fund (Q)	—	—	—	—		—		—
Global Financial Services Fund	—	681	3,695	—		200		1,748
Global Growth Fund	—	18,484	71,393	—		15,315		22,227
Global Health Fund	—	18,256	48,170	—		6,779		21,945
Global Technology Fund	—	—	—	—		—		—
Growth Allocation Fund	—	31,057	46,273	—		11,270		14,424
Growth Fund	—	9,424	81,619	—		—		86,489
Growth Opportunities Fund	—	161,438	100,232	—		26,275		63,092
High Yield Fund	—	17,209	—	—		18,374		—
High Yield Municipal Bond Fund	10,972	—	—	584	#	—	#	—	#
Income Allocation Fund	—	2,766	—	—		1,942		—
Income Fund	—	18,595	—	—		13,076		—
Inflation Plus Fund	—	40,029	—	—		18,827		—
International Growth Fund	—	46,092	34,640	—		20,540		10,237
International Opportunities Fund	—	37,332	29,223	—		1,675		7,575
International Small Company Fund	—	25,072	15,515	—		16,470		9,615
LargeCap Growth Fund	—	214	—	—	(V)	12	(V)	—	(V)
MidCap Fund	—	151,000	363,122	—		42,383		439,002
MidCap Growth Fund (c)	—	3,444	479	—		1,264		682
MidCap Value Fund	—	10,962	63,087	—		14,105		44,861
Money Market Fund	—	12,123	—	—		13,462		—
Retirement Income Fund	—	290	15	—		69		—
Select MidCap Value Fund	—	6,729	4,429	—		2,388		539
Select SmallCap Value Fund	—	7,663	614	—		361		12
Short Duration Fund	—	8,250	—	—		8,826		—
Small Company Fund	—	43,260	23,618	—		—		34,670
SmallCap Growth Fund	—	5,569	33,708	—		—		—
Stock Fund	—	1,195	—	—		4,121		—
Strategic Income Fund	—	13,558	—	—	@	1,168	@	1	@
Target Retirement 2010 Fund	—	607	82	—		148		—
Target Retirement 2020 Fund	—	1,016	91	—		188		3
Target Retirement 2030 Fund	—	684	77	—		44		1
Tax-Free California Fund	1,845	14	—	1,337		—		—
Tax-Free Minnesota Fund	1,519	—	—	1,495		—		173

	For the Year Ended			For the Year Ended
	October 31, 2008			October 31, 2007
	Tax Exempt	Ordinary	Long-Term	Tax Exempt	Ordinary	Long-Term
	Income (a)	Income	Capital Gains (b)	Income (a)	Income	Capital Gains (b)

Tax-Free National Fund	$9,273	$—	$—	$6,250	$—	$372
Tax-Free New York Fund	652	—	—	583	—	85
Total Return Bond Fund	—	70,069	—	—	47,180	—
U.S. Government Securities Fund	—	9,551	—	—	9,082	—
Value Fund	—	13,907	9,415	—	2,008	15,191
Value Opportunities Fund	—	11,033	30,965	—	6,712	15,915

(a)	The Funds designate these distributions as exempt interest per IRC Sec. 852(b) (5).
(b)	The Funds designate these distributions as long-term capital gain dividends per IRC code Sec. 852(b) (3) (C).
(c)	Formerly known as The Hartford Select Midcap Growth Fund.

(A)	For the period May 31, 2007 (commencement of operations) through October 31, 2007.
#	For the period May 1, 2007 (commencement of operations) through October 31, 2007.

@	For the period May 15, 2007 (commencement of operations) through October 31, 2007.

(V)	For the period November 30, 2006 (commencement of operations) through October 31, 2007.
(Q)	For the period February 29, 2008 (commencement of operations) through October 31, 2008.
(D)	For the period June 30, 2008 (commencement of operations) through October 31, 2008.

As of October 31, 2008, the components of distributable earnings (deficit) on tax basis were as follows:

					Total
	Undistributed	Undistributed	Accumulated	Unrealized	Accumulated
	Ordinary	Long-Term	Capital Gains	Appreciation	Earnings
	Income	Capital Gain	(Losses)*	(Depreciation)@	(Deficit)

Advisers Fund	$6,246	$—	$(92,120)	$(310,748)	$(396,622)
Balanced Allocation Fund	1,113	—	(14,074)	(223,495)	(236,456)
Balanced Income Fund	302	—	(2,352)	(10,579)	(12,629)
Capital Appreciation Fund	162,289	—	(616,357)	(5,993,452)	(6,447,520)
Capital Appreciation II Fund	—	—	(168,861)	(408,094)	(576,955)
Checks and Balances Fund	1,464	7,205	—	(323,790)	(315,121)
Conservative Allocation Fund	442	—	(6,794)	(43,142)	(49,494)
Disciplined Equity Fund	928	—	(33,649)	(49,816)	(82,537)
Diversified International Fund	28	—	(2,149)	(6,169)	(8,290)
Dividend and Growth Fund	4,831	—	(90,146)	(590,909)	(676,224)
Equity Growth Allocation Fund	—	1,948	—	(94,209)	(92,261)
Equity Income Fund	1,611	—	(7,629)	(147,338)	(153,356)
Floating Rate Fund	10,319	—	(319,708)	(738,445)	(1,047,834)
Fundamental Growth Fund	—	—	(4,937)	(14,346)	(19,283)
Global Communications Fund	933	—	(2,944)	(10,013)	(12,024)
Global Equity Fund	121	—	(1,096)	(6,459)	(7,434)
Global Financial Services Fund	589	—	(5,826)	(10,397)	(15,634)
Global Growth Fund	—	—	(45,031)	(132,670)	(177,701)
Global Health Fund	—	30,075	—	(177,532)	(147,457)
Global Technology Fund	—	—	(44,968)	(17,254)	(62,222)
Growth Allocation Fund	3,277	12,856	—	(229,641)	(213,508)
Growth Fund	—	—	(21,260)	(206,436)	(227,696)
Growth Opportunities Fund	—	—	(333,785)	(644,177)	(977,962)
High Yield Fund	805	—	(80,815)	(52,902)	(132,912)
High Yield Municipal Bond Fund	917	—	(13,206)	(57,329)	(69,618)
Income Allocation Fund	34	—	(771)	(9,940)	(10,677)
Income Fund	274	—	(17,396)	(50,899)	(68,021)
Inflation Plus Fund	3,607	—	—	(107,811)	(104,204)
International Growth Fund	505	—	(194,181)	(125,553)	(319,229)
International Opportunities Fund	5,534	—	(42,925)	(99,741)	(137,132)
International Small Company Fund	479	—	(47,944)	(78,616)	(126,081)
LargeCap Growth Fund	—	—	(1,443)	(3,673)	(5,116)
MidCap Fund	—	—	(44,630)	(505,636)	(550,266)
MidCap Growth Fund	—	—	(4,510)	(14,389)	(18,899)
MidCap Value Fund	—	—	(31,413)	(82,596)	(114,009)
Money Market Fund	280	—	(1,851)	—	(1,571)
Retirement Income Fund	4	—	(659)	(1,148)	(1,803)

The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc.

Notes to Financial Statements — (continued)
October 31, 2008
(000’s Omitted)

					Total
	Undistributed	Undistributed	Accumulated	Unrealized	Accumulated
	Ordinary	Long-Term	Capital Gains	Appreciation	Earnings
	Income	Capital Gain	(Losses)*	(Depreciation)@	(Deficit)

Select MidCap Value Fund	$511	$—	$(20,977)	$(20,775)	$(41,241)
Select SmallCap Value Fund	805	—	(11,889)	(27,881)	(38,965)
Short Duration Fund	148	—	(3,138)	(15,438)	(18,428)
Small Company Fund	—	—	(87,726)	(148,153)	(235,879)
SmallCap Growth Fund	—	—	(47,033)	(70,733)	(117,766)
Stock Fund	6,075	—	(234,833)	(257,687)	(486,445)
Strategic Income Fund	528	—	(12,098)	(51,777)	(63,347)
Target Retirement 2010 Fund	47	—	(918)	(4,258)	(5,129)
Target Retirement 2020 Fund	64	—	(1,515)	(10,535)	(11,986)
Target Retirement 2030 Fund	158	—	(378)	(9,952)	(10,172)
Tax-Free California Fund	98	—	(2,029)	(8,036)	(9,967)
Tax-Free Minnesota Fund	35	—	(339)	(3,714)	(4,018)
Tax-Free National Fund	330	—	(18,170)	(27,023)	(44,863)
Tax-Free New York Fund	9	—	(67)	(2,351)	(2,409)
Total Return Bond Fund	14,050	—	(40,165)	(187,713)	(213,828)
U.S. Government Securities Fund	249	—	(16,276)	(12,435)	(28,462)
Value Fund	5,420	—	(17,720)	(74,419)	(86,719)
Value Opportunities Fund	1,743	—	(49,246)	(61,115)	(108,618)

*	Certain Funds had capital loss carryforwards that are identified in Note 4 (d).
@	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of wash sales losses, the mark-to-market adjustment for certain derivatives in accordance with IRC Sec. 1256, the mark to market for Passive Foreign Investment Companies and basis differences in real estate investment trusts.

c)	Reclassification of Capital Accounts:

In accordance with American Institute of Certified Public Accountants (AICPA) Statement of Position 93-2, Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies, the Funds have recorded reclassifications in their capital accounts. These reclassifications had no impact on the net asset value per share of the Funds. The reclassifications are a result of permanent differences between GAAP and tax accounting for such items as net operating losses that reduce distribution requirements. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of a Fund’s distributions may be shown in the accompanying Statements of Changes in Net Assets as from net investment income, from net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2008, the Funds recorded the following reclassifications to increase (decrease) the accounts listed below.

	Undistributed	Accumulated
	Net Investment	Net Realized	Paid in
	Income	Gain (Loss)	Capital

Advisers Fund	$121	$(121)	$—
Balanced Allocation Fund	18,029	(18,029)	—
Balanced Income Fund	36	(36)	—
Capital Appreciation Fund	(87,735)	87,735	—
Capital Appreciation II Fund	2,826	(1,937)	(889)
Checks and Balances Fund	2,272	(2,272)	—
Conservative Allocation Fund	2,023	(2,023)	—
Disciplined Equity Fund	(8)	7	1
Diversified International Fund	(15)	33	(18)
Dividend and Growth Fund	(72)	72	—
Equity Growth Allocation Fund	11,584	(11,584)	—
Equity Income Fund	(70)	70	—
Floating Rate Fund	1,361	(1,361)	—
Fundamental Growth Fund	195	—	(195)
Global Communications Fund	(80)	80	—
Global Equity Fund	20	10	(30)
Global Financial Services Fund	(20)	20	—
Global Growth Fund	1,095	79	(1,174)
Global Health Fund	2,063	(706)	(1,357)
Global Technology Fund	496	13	(509)
Growth Allocation Fund	24,055	(24,055)	—
Growth Fund	2,106	102	(2,208)
Growth Opportunities Fund	4,268	1,007	(5,275)

	Undistributed	Accumulated
	Net Investment	Net Realized	Paid in
	Income	Gain (Loss)	Capital

High Yield Fund	$124	$15,926	$(16,050)
High Yield Municipal Bond Fund	231	(237)	6
Income Fund	(266)	266	—
Inflation Plus Fund	56	(1,644)	1,588
International Growth Fund	(1,135)	1,075	60
International Opportunities Fund	754	207	(961)
International Small Company Fund	265	(241)	(24)
LargeCap Growth Fund	6	—	(6)
MidCap Fund	7,193	662	(7,855)
MidCap Growth Fund	50	17	(67)
MidCap Value Fund	82	137	(219)
Money Market Fund	—	1	(1)
Retirement Income Fund	35	(35)	—
Select MidCap Value Fund	(209)	209	—
Select SmallCap Value Fund	(106)	106	—
Short Duration Fund	(2)	2	—
Small Company Fund	2,066	50	(2,116)
SmallCap Growth Fund	780	14	(794)
Stock Fund	86	(86)	—
Strategic Income Fund	(412)	412	—
Target Retirement 2010 Fund	168	(168)	—
Target Retirement 2020 Fund	448	(448)	—
Target Retirement 2030 Fund	470	(470)	—
Tax-Free National Fund	237	(237)	—
Total Return Bond Fund	7,365	(7,365)	—
U.S. Government Securities Fund	121	(121)	—
Value Fund	(20)	20	—
Value Opportunities Fund	733	(733)	—

d)	Capital Loss Carryforward:

At October 31, 2008 (tax-year-end), the following Funds had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Fund	2009	2010	2011	2012	2013	2014	2015	2016	Total

Advisers Fund	$—	$—	$—	$—	$—	$—	$—	$92,120	$92,120
Balanced Allocation Fund	—	—	—	—	—	—	—	14,074	14,074
Balanced Income Fund	—	—	—	—	—	—	—	2,352	2,352
Capital Appreciation Fund	—	—	—	—	—	—	—	616,357	616,357
Capital Appreciation II Fund	—	—	—	—	—	—	—	168,861	168,861
Conservative Allocation Fund	—	—	—	—	—	—	—	6,794	6,794
Disciplined Equity Fund	—	—	10,424	—	—	—	—	23,225	33,649
Diversified International Fund	—	—	—	—	—	—	—	2,149	2,149
Dividend and Growth Fund	—	—	—	—	—	—	—	90,146	90,146
Equity Income Fund	—	—	—	—	—	—	—	7,629	7,629
Floating Rate Fund	—	—	—	—	—	1,227	48,277	270,204	319,708
Fundamental Growth Fund	—	—	—	—	—	—	—	4,937	4,937
Global Communications Fund	—	—	—	—	—	—	—	2,944	2,944
Global Equity Fund	—	—	—	—	—	—	—	1,096	1,096
Global Financial Services Fund	—	—	—	—	—	—	—	5,826	5,826
Global Growth Fund	—	—	—	—	—	—	—	45,031	45,031
Global Technology Fund	5,132	34,893	—	—	—	—	—	4,943	44,968
Growth Fund	—	—	—	—	—	—	—	21,260	21,260
Growth Opportunities Fund	—	—	—	—	—	—	—	333,785	333,785
High Yield Fund	1,643	25,246	28,570	—	—	3,595	—	21,761	80,815
High Yield Municipal Bond Fund	—	—	—	—	—	—	284	12,922	13,206
Income Allocation Fund	—	—	—	—	—	38	96	637	771
Income Fund	—	—	—	—	311	262	161	16,662	17,396
International Growth Fund	—	—	—	—	—	—	—	194,181	194,181
International Opportunities Fund	511	—	—	—	—	—	—	42,414	42,925

The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc.

Notes to Financial Statements — (continued)
October 31, 2008
(000’s Omitted)

Fund	2009	2010	2011	2012	2013	2014	2015	2016	Total

International Small Company Fund	$—	$—	$—	$—	$—	$—	$—	$47,944	$47,944
LargeCap Growth Fund	—	—	—	—	—	—	—	1,443	1,443
MidCap Fund	—	—	—	—	—	—	—	44,630	44,630
MidCap Growth Fund	—	—	—	—	—	—	—	4,510	4,510
MidCap Value Fund	—	—	—	—	—	—	—	31,413	31,413
Money Market Fund	—	—	—	—	—	—	—	1,851	1,851
Retirement Income Fund	—	—	—	—	—	—	—	659	659
Select MidCap Value Fund	—	—	—	—	—	—	—	20,977	20,977
Select SmallCap Value Fund	—	—	—	—	—	—	—	11,889	11,889
Short Duration Fund	—	—	221	295	977	732	162	751	3,138
Small Company Fund	—	—	—	—	—	—	—	87,726	87,726
SmallCap Growth Fund	—	—	—	—	—	—	—	47,033	47,033
Stock Fund	—	—	138,221	—	—	—	—	96,612	234,833
Strategic Income Fund	—	—	—	—	—	—	—	12,098	12,098
Target Retirement 2010 Fund	—	—	—	—	—	—	—	918	918
Target Retirement 2020 Fund	—	—	—	—	—	—	—	1,515	1,515
Target Retirement 2030 Fund	—	—	—	—	—	—	—	378	378
Tax-Free California Fund	—	—	—	—	—	5	267	1,757	2,029
Tax-Free Minnesota Fund	—	—	—	—	—	—	114	225	339
Tax-Free National Fund	—	—	—	—	—	—	887	17,283	18,170
Tax-Free New York Fund	—	—	—	—	—	—	52	15	67
Total Return Bond Fund	—	—	—	—	—	8,509	—	31,656	40,165
U.S. Government Securities Fund	2,418	—	672	3,591	2,517	6,198	880	—	16,276
Value Fund	—	—	—	—	—	—	—	17,720	17,720
Value Opportunities Fund	—	—	—	—	—	—	—	49,246	49,246

Based on certain provisions in the Internal Revenue Code, various limitations regarding the future utilization of High Yield Fund and International Opportunities Fund carryforwards may apply. As of October 31, 2008, High Yield Fund and International Opportunities Fund had $16,050 and $959 in expired capital loss carryforwards, respectively.

e)	Financial Accounting Standards Board Interpretation No. 48 — On July 13, 2006, the FASB released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. The Funds adopted FIN 48 for fiscal years beginning after December 15, 2006. Management has evaluated the implications of FIN 48 for all open tax years (tax years ended October 31, 2006 — 2008) and has determined there is no impact to the Funds’ financial statements.

5.	Expenses:

a)	Investment Management and Advisory Agreements — HIFSCO serves as investment manager to each Fund pursuant to an Investment Advisory Agreement for The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. As investment manager, HIFSCO has overall investment supervisory responsibility for each Fund. In addition, HIFSCO provides administrative personnel, services, equipment and facilities and office space for proper operation of the Funds. HIFSCO has contracted with Wellington for the provision of day-to-day investment management services to Advisers Fund, Balanced Income Fund, Capital Appreciation Fund, Capital Appreciation II Fund, Disciplined Equity Fund, Diversified International Fund, Dividend and Growth Fund, Equity Income Fund, Fundamental Growth Fund, Global Communications Fund, Global Equity Fund, Global Financial Services Fund, Global Growth Fund, Global Health Fund, Global Technology Fund, Growth Fund, Growth Opportunities Fund, International Growth Fund, International Opportunities Fund, International Small Company Fund, MidCap Fund, MidCap Value Fund, Small Company Fund, SmallCap Growth Fund, Stock Fund, Value Fund and Value Opportunities Fund in accordance with each Fund’s investment objective and policies. In addition, HIFSCO has contracted with Hartford Investment Management for the provision of day to day investment management services for Balanced Allocation Fund, Conservative Allocation Fund, Equity Growth Allocation Fund, Floating Rate Fund, Growth Allocation Fund, High Yield Fund, High Yield Municipal Bond Fund, Income Fund, Income Allocation Fund, Inflation Plus Fund, LargeCap Growth Fund, MidCap Growth Fund, Money Market Fund, Retirement Income Fund, Select MidCap Value Fund, Short Duration Fund, Small Company Fund, SmallCap Growth Fund, Strategic Income Fund, Target Retirement 2010 Fund, Target Retirement 2020 Fund, Target Retirement 2030 Fund, Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund, Tax-Free New York Fund, Total Return Bond Fund and U.S. Government Securities Fund. HIFSCO has contracted for the provision of day to day investment management services with Kayne Anderson Rudnick Investment Management, LLC (“KAR”), Metropolitan West Capital Management, LLC (“MetWest Capital”) and SSgA Funds Management, Inc. (“SSgA FM”) for Select SmallCap Value Fund. Each Fund pays a fee to HIFSCO, a portion of which may be used to compensate Hartford Investment Management, KAR, MetWest Capital, SSgA FM and Wellington, as applicable. Checks and Balances Fund is managed by HIFSCO’s Investment Oversight Committee.

The schedule below reflects the rates of compensation paid to HIFSCO for investment advisory services rendered during the year ended October 31, 2008; the rates are accrued daily and paid monthly:

Capital Appreciation II Fund(1)

Average Daily Net Assets	Annual Fee

On first $250 million	1.00%
On next $250 million	0.95%
On next $500 million	0.90%
Over $1 billion	0.85%

(1)	As of November 1, 2008, HIFSCO agreed to add permanent management fee breakpoints at $5 billion and $10 billion. The new schedule is as follows:

Average Daily Net Assets	Annual Fee

On first $250 million	1.0000%
On next $250 million	0.9500%
On next $500 million	0.9000%
On next $4 billion	0.8500%
On next $5 billion	0.8475%
Over $10 billion	0.8450%

Diversified International Fund(2) and
Select SmallCap Value Fund(2)

Average Daily Net Assets	Annual Fee

On first $500 million	1.00%
On next $500 million	0.95%
Over $1 billion	0.90%

(2)	As of November 1, 2008, HIFSCO agreed to add permanent management fee breakpoints at $5 billion and $10 billion. The new schedule is as follows:

Average Daily Net Assets	Annual Fee

On first $500 million	1.0000%
On next $500 million	0.9500%
On next $4 billion	0.9000%
On next $5 billion	0.8975%
Over $10 billion	0.8950%

Global Equity Fund(3)

Average Daily Net Assets	Annual Fee

On first $500 million	0.95%
On next $500 million	0.90%
Over $1 billion	0.85%

(3)	As of November 1, 2008, HIFSCO agreed to add permanent management fee breakpoints at $5 billion and $10 billion. The new schedule is as follows:

Average Daily Net Assets	Annual Fee

On first $500 million	0.9500%
On next $500 million	0.9000%
On next $4 billion	0.8500%
On next $5 billion	0.8475%
Over $10 billion	0.8450%

Global Communications Fund(4),
Global Financial Services Fund(4), Global Health Fund(4),
Global Technology Fund(4), International Growth Fund(4)
and International Small Company Fund(4)

Average Daily Net Assets	Annual Fee

On first $500 million	0.90%
On next $500 million	0.85%
Over $1 billion	0.80%

(4)	As of November 1, 2008, HIFSCO agreed to add permanent management fee breakpoints at $5 billion and $10 billion. The new schedule is as follows:

Average Daily Net Assets	Annual Fee

On first $500 million	0.9000%
On next $500 million	0.8500%
On next $4 billion	0.8000%
On next $5 billion	0.7975%
Over $10 billion	0.7950%

The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc.

Notes to Financial Statements — (continued)
October 31, 2008
(000’s Omitted)

SmallCap Growth Fund(5)

Average Daily Net Assets	Annual Fee

On first $100 million	0.90%
On next $150 million	0.80%
On next $250 million	0.70%
Over $500 million	0.65%

(5)	As of November 1, 2008, HIFSCO agreed to add permanent management fee breakpoints at $5 billion and $10 billion. The new schedule is as follows:

Average Daily Net Assets	Annual Fee

On first $100 million	0.90%
On next $150 million	0.80%
On next $250 million	0.70%
On next $4.5 billion	0.65%
On next $5 billion	0.63%
Over $10 billion	0.62%

Growth Fund (6), Growth Opportunities Fund(6) and
Value Opportunities Fund(6)(7)

Average Daily Net Assets	Annual Fee

On first $100 million	0.90%
On next $150 million	0.80%
Over $250 million	0.70%

(6)	As of November 1, 2008, HIFSCO agreed to add permanent management fee breakpoints at $5 billion and $10 billion. The new schedule is as follows:

Average Daily Net Assets	Annual Fee

On first $100 million	0.9000%
On next $150 million	0.8000%
On next $4.75 billion	0.7000%
On next $5 billion	0.6975%
Over $10 billion	0.6950%

(7)	In addition to the new breakpoints described above, as of November 1, 2008, HIFSCO has agreed to permanently reduce its contractual management fee by 0.10% at the first breakpoint and by 0.05% at the second breakpoint. The new schedule is as follows:

Average Daily Net Assets	Annual Fee

On first $100 million	0.8000%
On next $150 million	0.7500%
On next $4.75 billion	0.7000%
On next $5 billion	0.6975%
Over $10 billion	0.6950%

Fundamental Growth Fund(8)

Average Daily Net Assets	Annual Fee

On first $500 million	0.85%
On next $500 million	0.80%
Over $1 billion	0.75%

(8)	As of November 1, 2008, HIFSCO agreed to add permanent management fee breakpoints at $5 billion and $10 billion. The new schedule is as follows:

Average Daily Net Assets	Annual Fee

On first $500 million	0.8500%
On next $500 million	0.8000%
On next $4 billion	0.7500%
On next $5 billion	0.7475%
Over $10 billion	0.7450%

Small Company Fund(9)

Average Daily Net Assets	Annual Fee

On first $250 million	0.85%
On next $250 million	0.80%
On next $500 million	0.75%
On next $500 million	0.70%
Over $1.5 billion	0.65%

(9)	As of November 1, 2008, HIFSCO agreed to add permanent management fee breakpoints at $5 billion and $10 billion. The new schedule is as follows:

Average Daily Net Assets	Annual Fee

On first $250 million	0.85%
On next $250 million	0.80%
On next $500 million	0.75%
On next $500 million	0.70%
On next $3.5 billion	0.65%
On next $5 billion	0.63%
Over $10 billion	0.62%

Global Growth Fund(10),
International Opportunities Fund(10), MidCap Fund(10) and MidCap Value Fund(10)(11)

Average Daily Net Assets	Annual Fee

On first $500 million	0.85%
On next $500 million	0.75%
Over $1 billion	0.70%

(10)	As of November 1, 2008, HIFSCO agreed to add permanent management fee breakpoints at $5 billion and $10 billion. The new schedule is as follows:

Average Daily Net Assets	Annual Fee

On first $500 million	0.8500%
On next $500 million	0.7500%
On next $4 billion	0.7000%
On next $5 billion	0.6975%
Over $10 billion	0.6950%

(11)	In addition to the new breakpoints described above, as of November 1, 2008, HIFSCO has agreed to permanently reduce its contractual management fee by 0.05% at the first breakpoint and by 0.025% at all other breakpoints. The new schedule is as follows:

Average Daily Net Assets	Annual Fee

On first $500 million	0.8000%
On next $500 million	0.7250%
On next $4 billion	0.6750%
On next $5 billion	0.6725%
Over $10 billion	0.6700%

Capital Appreciation Fund(12),
Disciplined Equity Fund(12)(13) and Value Fund(12)

Average Daily Net Assets	Annual Fee

On first $500 million	0.80%
On next $500 million	0.70%
Over $1 billion	0.65%

(12)	As of November 1, 2008, HIFSCO agreed to add permanent management fee breakpoints at $5 billion and $10 billion. The new schedule is as follows:

Average Daily Net Assets	Annual Fee

On first $500 million	0.8000%
On next $500 million	0.7000%
On next $4 billion	0.6500%
On next $5 billion	0.6475%
Over $10 billion	0.6450%

(13)	In addition to the new breakpoints described above, as of November 1, 2008, HIFSCO has agreed to permanently reduce its contractual management fee by 0.05% at the first breakpoint and by 0.025% at all other breakpoints. The new schedule is as follows:

Average Daily Net Assets	Annual Fee

On first $500 million	0.7500%
On next $500 million	0.6750%
On next $4 billion	0.6250%
On next $5 billion	0.6225%
Over $10 billion	0.6200%

The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc.

Notes to Financial Statements — (continued)
October 31, 2008
(000’s Omitted)

Equity Income Fund(14)(15),
MidCap Growth Fund(16), Select MidCap Value Fund(16) and Stock Fund(15)

Average Daily Net Assets	Annual Fee

On first $500 million	0.75%
On next $500 million	0.70%
Over $1 billion	0.65%

(14)	Effective November 1, 2007, HIFSCO has voluntarily agreed to waive management fees of 0.05% of average daily net assets until October 31, 2008.

(15)	As of November 1, 2008, HIFSCO agreed to add permanent management fee breakpoints at $5 billion and $10 billion. The new schedule is as follows:

Average Daily Net Assets	Annual Fee

On first $500 million	0.7500%
On next $500 million	0.7000%
On next $4 billion	0.6500%
On next $5 billion	0.6475%
Over $10 billion	0.6450%

(16)	As of November 1, 2008, HIFSCO agreed to add permanent management fee breakpoints at $5 billion and $10 billion. The new schedule is as follows:

Average Daily Net Assets	Annual Fee

On first $500 million	0.75%
On next $500 million	0.70%
On next $4 billion	0.65%
On next $5 billion	0.63%
Over $10 billion	0.62%

Dividend and Growth Fund(17)

Average Daily Net Assets	Annual Fee

On first $500 million	0.75%
On next $500 million	0.65%
Over $1 billion	0.60%

(17)	As of November 1, 2008, HIFSCO agreed to add permanent management fee breakpoints at $5 billion and $10 billion. The new schedule is as follows:

Average Daily Net Assets	Annual Fee

On first $500 million	0.7500%
On next $500 million	0.6500%
On next $4 billion	0.6000%
On next $5 billion	0.5975%
Over $10 billion	0.5950%

Balanced Income Fund(18)

Average Daily Net Assets	Annual Fee

On first $250 million	0.725%
On next $250 million	0.700%
On next $500 million	0.675%
Over $1 billion	0.650%

(18)	As of November 1, 2008, HIFSCO agreed to add permanent management fee breakpoints at $5 billion and $10 billion. The new schedule is as follows:

Average Daily Net Assets	Annual Fee

On first $250 million	0.7250%
On next $250 million	0.7000%
On next $500 million	0.6750%
On next $4 billion	0.6500%
On next $5 billion	0.6475%
Over $10 billion	0.6450%

High Yield Fund

Average Daily Net Assets	Annual Fee

On first $500 million	0.70%
On next $500 million	0.65%
On next $4 billion	0.60%
Over $5 billion	0.58%
Over $10 billion	0.57%

Advisers Fund(19)

Average Daily Net Assets	Annual Fee

On first $500 million	0.690%
On next $500 million	0.625%
Over $1 billion	0.575%

(19)	As of November 1, 2008, HIFSCO agreed to add permanent management fee breakpoints at $5 billion and $10 billion. The new schedule is as follows:

Average Daily Net Assets	Annual Fee

On first $500 million	0.6900%
On next $500 million	0.6250%
On next $4 billion	0.5750%
On next $5 billion	0.5725%
Over $10 billion	0.5700%

Floating Rate Fund

Average Daily Net Assets	Annual Fee

On first $500 million	0.65%
On next $4.5 billion	0.60%
On next $5 billion	0.58%
Over $10 billion	0.57%

LargeCap Growth Fund(20)

Average Daily Net Assets	Annual Fee

On first $500 million	0.65%
On next $500 million	0.60%
Over $1 billion	0.55%

(20)	As of November 1, 2008, HIFSCO agreed add to permanent management fee breakpoints at $5 billion and $10 billion. The new schedule is as follows:

Average Daily Net Assets	Annual Fee

On first $500 million	0.65%
On next $500 million	0.60%
On next $4 billion	0.55%
On next $5 billion	0.53%
Over $10 billion	0.52%

Total Return Bond Fund

Average Daily Net Assets	Annual Fee

On first $500 million	0.550%
On next $500 million	0.525%
On next $4 billion	0.500%
On next $5 billion	0.480%
Over $10 billion	0.470%

Income Fund, Inflation Plus Fund,
Tax-Free California Fund(21),
Tax-Free Minnesota Fund(21), Tax-Free National Fund(21), Tax-Free New York Fund(21)
and U.S. Government Securities Fund

Average Daily Net Assets	Annual Fee

On first $500 million	0.55%
On next $4.5 billion	0.50%
On next $5 billion	0.48%
Over $10 billion	0.47%

(21)	As of November 1, 2008, HIFSCO agreed to permanently reduce its contractual management fee by 0.05% at all breakpoints. The new schedule is as follows:

Average Daily Net Assets	Annual Fee

On first $500 million	0.50%
On next $4.5 billion	0.45%
On next $5 billion	0.43%
Over $10 billion	0.42%

High Yield Municipal Bond Fund(22)
and Strategic Income Fund(23)

Average Daily Net Assets	Annual Fee

On first $500 million	0.550%
On next $500 million	0.500%
On next $4 billion	0.475%
On next $5 billion	0.455%
Over $10 billion	0.445%

(22)	HIFSCO has voluntarily agreed to waive the management fees until August 31, 2008. Effective September 1, 2008, HIFSCO has voluntarily agreed to waive management fees of 0.40% of average daily net assets until November 30, 2008, at which time HIFSCO has voluntarily agreed to waive management fees of 0.20% of average daily net assets until February 28, 2009.
(23)	HIFSCO has voluntarily agreed to waive the management fees until May 31, 2008. Effective June 1, 2008, HIFSCO has voluntarily agreed to waive 0.30% of the management fee until August 31, 2008.

The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc.

Notes to Financial Statements — (continued)
October 31, 2008
(000’s Omitted)

Short Duration Fund(24)

Average Daily Net Assets	Annual Fee

On first $500 million	0.50%
On next $4.5 billion	0.45%
On next $5 billion	0.43%
Over $10 billion	0.42%

(24)	As of November 1, 2008, HIFSCO agreed to permanently reduce its contractual management fee by 0.05% at all breakpoints. The new schedule is as follows:

Average Daily Net Assets	Annual Fee

On first $500 million	0.45%
On next $4.5 billion	0.40%
On next $5 billion	0.38%
Over $10 billion	0.37%

Money Market Fund

Average Daily Net Assets	Annual Fee

On first $1 billion	0.45%
On next $4 billion	0.40%
On next $5 billion	0.38%
Over $10 billion	0.37%

Balanced Allocation Fund(25),
Conservative Allocation Fund(25),
Equity Growth Allocation Fund(25),
Growth Allocation Fund(25), Income Allocation Fund(25),
Retirement Income Fund, Target Retirement 2010 Fund(25),
Target Retirement 2020 Fund(25)
and Target Retirement 2030 Fund(25)

Average Daily Net Assets	Annual Fee

On first $500 million	0.15%
Over $500 million	0.10%

(25)	As of November 1, 2008, HIFSCO agreed to add permanent management fee breakpoints at $5 billion and $10 billion. The new schedule is as follows:

Average Daily Net Assets	Annual Fee

On first $500 million	0.15%
On next $4.5 billion	0.10%
On next $5 billion	0.08%
Over $10 billion	0.07%

b)	Accounting Services Agreement — Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Co. (“HLIC”) and the Funds, HLIC provides accounting services to the Funds and received monthly compensation at the annual rate of 0.015% of each Fund’s average daily net assets between November 1, 2007 and December 31, 2007. Balanced Allocation Fund, Conservative Allocation Fund, Equity Growth Allocation Fund, Growth Allocation Fund, Income Allocation Fund, Retirement Income Fund, Target Retirement 2010 Fund, Target Retirement 2020 Fund and Target Retirement 2030 Fund each paid a fee of 0.01% of each Fund’s average daily net assets. The Funds’ accounting services fees are accrued daily and paid monthly.

     Effective January 1, 2008, the rates of compensation paid to HLIC are as follows:

Advisers Fund, Balanced Income Fund,
Capital Appreciation Fund,
Diversified International Fund, Floating Rate Fund,
High Yield Fund, High Yield Municipal Bond Fund,
Income Fund, Inflation Plus Fund,
International Growth Fund,
International Opportunities Fund,
International Small Company Fund,
Short Duration Fund, Strategic Income Fund
and Total Return Bond Fund

Average Daily Net Assets	Annual Fee

On first $5 billion	0.018%
On next $5 billion	0.016%
Over $10 billion	0.014%

Disciplined Equity Fund, Dividend and Growth Fund,
Global Equity Fund, Global Growth Fund,
Money Market Fund, Small Company Fund,
SmallCap Growth Fund
and U.S. Government Securities Fund

Average Daily Net Assets	Annual Fee

On first $5 billion	0.016%
On next $5 billion	0.014%
Over $10 billion	0.012%

Capital Appreciation II Fund, Equity Income Fund,
Global Health Fund, Income Allocation Fund,
MidCap Fund, MidCap Value Fund,
Retirement Income Fund, Stock Fund,
Tax-Free California Fund, Tax-Free Minnesota Fund,
Tax-Free National Fund, Tax-Free New York Fund,
Value Fund and Value Opportunities Fund

Average Daily Net Assets	Annual Fee

On first $5 billion	0.014%
On next $5 billion	0.012%
Over $10 billion	0.010%

Balanced Allocation Fund, Checks and Balances Fund,
Conservative Allocation Fund,
Equity Growth Allocation Fund,
Global Communications Fund,
Global Financial Services Fund, Global Technology Fund,
Growth Allocation Fund, Growth Fund,
Growth Opportunities Fund, LargeCap Growth Fund,
MidCap Growth Fund, Select MidCap Value Fund,
Select SmallCap Value Fund, Target Retirement 2010 Fund,
Target Retirement 2020 Fund
and Target Retirement 2030 Fund

Average Daily Net Assets	Annual Fee

On first $5 billion	0.012%
Over $5 billion	0.010%

Fundamental Growth Fund

Average Daily Net Assets	Annual Fee

All assets	0.010%

c)	Operating Expenses — Allocable expenses incurred by the Funds are allocated to each Fund and allocated to classes within a Fund in proportion to the average daily net assets of each Fund and class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. During the year ended October 31, 2008, HIFSCO has contractually limited the total operating expenses of the Class A, B, C, I, L, R3, R4, R5 and Y shares of some of the Funds, exclusive of taxes, interest, brokerage commissions, certain distribution expenses and extraordinary expenses as follows:

Fund	Class A	Class B	Class C	Class I	Class L	Class R3	Class R4	Class R5	Class Y

Advisers Fund	1.18%	NA	NA	NA	NA	1.43%	1.13%	0.83%	NA
Balanced Allocation Fund *	1.40%	2.15%	2.15%	1.15%	NA	1.78%	1.48%	1.18%	NA
Balanced Income Fund	1.25%	2.00%	2.00%	NA	NA	NA	NA	NA	0.90%
Capital Appreciation Fund	1.29%	NA	NA	1.04%	NA	1.54%	1.24%	0.94%	NA
Capital Appreciation II Fund	1.60%	2.35%	2.35%	1.35%	NA	1.85%	1.55%	1.25%	1.25%
Checks and Balances Fund *	1.15%	1.90%	1.90%	0.90%	NA	1.45%	1.15%	0.95%	NA
Conservative Allocation Fund *	1.35%	2.10%	2.10%	1.10%	NA	1.78%	1.48%	1.18%	NA
Disciplined Equity Fund	1.40%	2.15%	2.15%	NA	NA	1.65%	1.35%	1.05%	1.00%
Diversified International Fund	1.65%	2.40%	2.40%	1.40%	NA	1.90%	1.65%	1.40%	1.30%
Dividend and Growth Fund	1.25%	NA	NA	1.00%	NA	1.50%	1.20%	0.90%	NA

The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc.

Notes to Financial Statements — (continued)
October 31, 2008
(000’s Omitted)

Fund	Class A	Class B	Class C	Class I	Class L	Class R3	Class R4	Class R5	Class Y

Equity Growth Allocation Fund *	1.60%	2.35%	2.35%	1.35%	NA	1.85%	1.55%	1.25%	NA
Equity Income Fund	1.25%	2.00%	2.00%	1.00%	NA	1.60%	1.30%	1.00%	0.90%
Floating Rate Fund +	1.00%	1.75%	1.75%	0.75%	NA	1.25%	1.00%	0.85%	0.75%
Fundamental Growth Fund	1.45%	2.20%	2.20%	NA	NA	NA	NA	NA	1.05%
Global Communications Fund	1.60%	2.35%	2.35%	NA	NA	NA	NA	NA	1.20%
Global Equity Fund	1.65%	2.40%	2.40%	1.40%	NA	1.90%	1.65%	1.40%	1.30%
Global Financial Services Fund	1.60%	2.35%	2.35%	NA	NA	NA	NA	NA	1.20%
Global Growth Fund	1.48%	2.23%	2.23%	NA	NA	1.73%	1.43%	1.13%	1.13%
Global Health Fund	1.60%	2.35%	2.35%	1.35%	NA	1.85%	1.55%	1.25%	1.20%
Global Technology Fund	1.60%	2.35%	2.35%	NA	NA	NA	NA	NA	1.20%
Growth Allocation Fund *	1.50%	2.25%	2.25%	1.25%	NA	1.81%	1.51%	1.21%	NA
Growth Fund	1.30%	2.05%	2.05%	1.05%	1.42%	1.55%	1.25%	0.95%	0.95%
Growth Opportunities Fund	1.36%	2.11%	2.11%	1.11%	1.45%	1.61%	1.31%	1.01%	0.80%
High Yield Fund	1.15%	1.90%	1.90%	0.90%	NA	1.40%	1.10%	0.90%	0.90%
High Yield Municipal Bond Fund	1.00%	1.75%	1.75%	0.75%	NA	NA	NA	NA	NA
Income Allocation Fund *	1.20%	1.95%	1.95%	0.95%	NA	1.59%	1.29%	0.99%	NA
Income Fund	0.95%	1.70%	1.70%	NA	NA	NA	NA	NA	0.70%
Inflation Plus Fund	0.85%	1.60%	1.60%	0.60%	NA	1.25%	1.00%	0.76%	0.60%
International Growth Fund	1.60%	2.35%	2.35%	1.35%	NA	1.85%	1.55%	1.25%	1.20%
International Opportunities Fund	1.57%	2.32%	2.32%	1.32%	NA	1.82%	1.52%	1.22%	1.22%
International Small Company Fund	1.60%	2.35%	2.35%	1.35%	NA	NA	NA	NA	1.20%
LargeCap Growth Fund	1.25%	2.00%	2.00%	NA	NA	NA	NA	NA	0.85%
MidCap Fund	1.37%	NA	NA	NA	NA	NA	NA	NA	NA
MidCap Growth Fund	1.35%	2.10%	2.10%	NA	NA	NA	NA	NA	0.95%
MidCap Value Fund	1.40%	2.15%	2.15%	NA	NA	NA	NA	NA	1.00%
Money Market Fund	0.90%	1.65%	1.65%	NA	NA	1.15%	0.85%	0.65%	0.65%
Retirement Income Fund *	1.20%	1.95%	1.95%	NA	NA	1.60%	1.30%	1.00%	0.85%
Select MidCap Value Fund	1.30%	2.05%	2.05%	NA	NA	NA	NA	NA	0.90%
Select SmallCap Value Fund	1.60%	2.35%	2.35%	NA	NA	NA	NA	NA	1.20%
Short Duration Fund	0.90%	1.65%	1.65%	NA	NA	NA	NA	NA	0.65%
Small Company Fund	1.40%	2.15%	2.15%	1.15%	NA	1.65%	1.35%	1.05%	1.00%
SmallCap Growth Fund	1.40%	2.15%	2.15%	1.15%	1.25%	1.65%	1.35%	1.05%	1.05%
Stock Fund	1.25%	NA	NA	1.00%	NA	1.50%	1.20%	0.90%	NA
Strategic Income Fund	1.15%	1.90%	1.90%	0.90%	NA	NA	NA	NA	0.90%
Target Retirement 2010 Fund *	1.25%	2.00%	2.00%	NA	NA	1.65%	1.35%	1.05%	0.90%
Target Retirement 2020 Fund *	1.30%	2.05%	2.05%	NA	NA	1.70%	1.40%	1.10%	0.95%
Target Retirement 2030 Fund *	1.35%	2.10%	2.10%	NA	NA	1.75%	1.45%	1.15%	1.00%
Tax-Free California Fund	0.85%	1.60%	1.60%	NA	NA	NA	NA	NA	NA
Tax-Free Minnesota Fund	0.85%	1.60%	1.60%	NA	0.90%	NA	NA	NA	0.75%
Tax-Free National Fund	0.85%	1.60%	1.60%	0.60%	0.80%	NA	NA	NA	0.60%
Tax-Free New York Fund	0.85%	1.60%	1.60%	NA	NA	NA	NA	NA	NA
Total Return Bond Fund +	1.00%	1.75%	1.75%	0.75%	NA	1.25%	1.00%	0.85%	0.75%
U.S. Government Securities Fund+	1.00%	1.75%	1.75%	NA	1.00%	NA	NA	NA	0.75%
Value Fund	1.40%	2.15%	2.15%	1.15%	NA	1.65%	1.35%	1.05%	1.00%
Value Opportunities Fund	1.40%	2.15%	2.15%	1.15%	1.45%	1.65%	1.35%	1.05%	1.05%

          * Voluntary limitations for total operating expenses include expenses incurred as the result of investing in other investment companies.
          + Permanent expense caps.

Effective November 1, 2008, HIFSCO has agreed to revise the voluntary limit on the total operating expenses of the Class A, B, C, I, L, R3, R4, R5 and Y shares of some of the Funds, exclusive of taxes, interest, brokerage commissions, certain distribution expenses and extraordinary expenses. The new expense limitations are as follows:

Fund	Class A	Class B	Class C	Class I	Class L	Class R3	Class R4	Class R5	Class Y

Disciplined Equity Fund	1.35%	2.10%	2.10%	NA	NA	1.60%	1.30%	1.00%	0.95%
MidCap Value Fund	1.35%	2.10%	2.10%	NA	NA	NA	NA	NA	0.95%
Target Retirement 2010 Fund *	1.00%	1.75%	1.75%	NA	NA	1.15%	0.85%	0.80%	0.80%
Target Retirement 2020 Fund *	1.05%	1.80%	1.80%	NA	NA	1.20%	0.90%	0.85%	0.85%
Target Retirement 2030 Fund *	1.05%	1.80%	1.80%	NA	NA	1.20%	0.90%	0.85%	0.85%
Value Opportunities Fund	1.35%	2.10%	2.10%	1.10%	1.40%	1.60%	1.30%	1.00%	1.00%

*	Voluntary limitations for total operating expenses include expenses incurred as the result of investing in other investment companies. Amounts incurred which exceed the above limits are deducted from expenses and are reported as waivers on the accompanying Statements of Operations.

d)	Fees Paid Indirectly — The Funds have entered into agreements with State Street Global Advisors, LLC and Frank Russell Securities, Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Funds’ expenses. In addition, the Funds’ custodian bank has also agreed to reduce its fees when the Funds maintain cash on deposit in the non-interest-bearing custody account. For the year ended October 31, 2008, these amounts are included in the Statements of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. Had the fees paid indirectly been included, the annualized expense ratio for the periods listed below would have been as follows:

	Year ended		Year ended		Year ended		Year ended		Year ended
Fund	October 31, 2008		October 31, 2007		October 31, 2006		October 31, 2005		October 31, 2004

Advisers Fund
Class A Shares	1.17%		1.09%		1.11%		1.18%		1.22%
Class B Shares	2.00%		1.90%		1.90%		1.96%		1.94%
Class C Shares	1.86%		1.78%		1.81%		1.88%		1.86%
Class R3 Shares	1.43%		1.40	%(i)
Class R4 Shares	1.11%		1.05	%(i)
Class R5 Shares	0.79%		0.80	%(i)
Class Y Shares	0.70%		0.63%		0.65%		0.73%		0.74%
Balanced Allocation Fund
Class A Shares	0.53%		0.54%		0.62%		0.60%		0.59	%(a)
Class B Shares	1.35%		1.33%		1.36%		1.31%		1.29	%(a)
Class C Shares	1.29%		1.29%		1.36%		1.31%		1.29	%(a)
Class I Shares	0.22%		0.22%		0.39	%(g)
Class R3 Shares	0.92%		0.93	%(i)
Class R4 Shares	0.59%		0.66	%(i)
Class R5 Shares	0.29%		0.36	%(i)
Balanced Income Fund
Class A Shares	1.25%		1.19%		1.25	%(f)
Class B Shares	2.00%		2.00%		2.00	%(f)
Class C Shares	2.00%		2.00%		2.00	%(f)
Class Y Shares	0.90%		0.90%		0.90	%(f)
Capital Appreciation Fund
Class A Shares	1.11%		1.11%		1.17%		1.22%		1.32%
Class B Shares	1.92%		1.91%		1.96%		1.99%		2.03%
Class C Shares	1.84%		1.83%		1.88%		1.91%		1.94%
Class I Shares	0.81%		0.78%		0.88	%(g)
Class R3 Shares	1.46%		1.47	%(i)
Class R4 Shares	1.12%		1.13	%(i)
Class R5 Shares	0.82%		0.84	%(i)
Class Y Shares	0.72%		0.71%		0.73%		0.75%		0.76%
Capital Appreciation II Fund
Class A Shares	1.40%		1.43%		1.59%		1.60	%(d)
Class B Shares	2.27%		2.29%		2.34%		2.35	%(d)
Class C Shares	2.14%		2.16%		2.32%		2.35	%(d)
Class I Shares	1.08%		1.10%		0.80	%(g)
Class R3 Shares	1.76%		1.86	%(i)
Class R4 Shares	1.42%		1.47	%(i)
Class R5 Shares	1.15%		1.22	%(i)
Class Y Shares	1.00%		1.01%		1.13%		1.15%
Checks and Balances Fund
Class A Shares	0.41%		0.43	%(j)
Class B Shares	1.23%		1.25	%(j)
Class C Shares	1.17%		1.18	%(j)
Class I Shares	0.16	%(n)
Class R3 Shares	0.80	%(o)
Class R4 Shares	0.50	%(o)
Class R5 Shares	0.21	%(o)
Conservative Allocation Fund
Class A Shares	0.57%		0.59%		0.63%		0.60%		0.60	%(a)
Class B Shares	1.40%		1.28%		1.31%		1.26%		1.25	%(a)
Class C Shares	1.33%		1.28%		1.31%		1.26%		1.25	%(a)
Class I Shares	0.31%		0.26%		0.41	%(g)
Class R3 Shares	0.97%		1.03	%(i)

The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc.

Notes to Financial Statements — (continued)
October 31, 2008
(000’s Omitted)

	Year ended		Year ended		Year ended		Year ended		Year ended
Fund	October 31, 2008		October 31, 2007		October 31, 2006		October 31, 2005		October 31, 2004

Conservative Allocation Fund — (continued)
Class R4 Shares	0.63%		0.75	%(i)
Class R5 Shares	0.34%		0.47	%(i)
Disciplined Equity Fund
Class A Shares	1.40%		1.40%		1.39%		1.38%		1.44%
Class B Shares	1.94%		2.08%		2.07%		2.13%		2.14%
Class C Shares	2.12%		2.09%		2.09%		2.10%		2.09%
Class R3 Shares	1.65%		1.65	%(i)
Class R4 Shares	1.28%		1.34	%(i)
Class R5 Shares	0.99%		1.05	%(i)
Class Y Shares	0.88%		0.88%		0.88%		0.89%		0.87%
Diversified International Fund
Class A Shares	1.57	%(q)
Class B Shares	2.30	%(q)
Class C Shares	2.31	%(q)
Class I Shares	1.29	%(q)
Class R3 Shares	1.89	%(q)
Class R4 Shares	1.64	%(q)
Class R5 Shares	1.39	%(q)
Class Y Shares	1.30	%(q)
Dividend and Growth Fund
Class A Shares	1.08%		1.09%		1.13%		1.16%		1.22%
Class B Shares	1.97%		1.95%		1.98%		2.01%		2.03%
Class C Shares	1.83%		1.82%		1.86%		1.88%		1.89%
Class I Shares	0.81%		0.76%		0.98	%(g)
Class R3 Shares	1.50%		1.40	%(i)
Class R4 Shares	1.09%		1.09	%(i)
Class R5 Shares	0.79%		0.82	%(i)
Class Y Shares	0.68%		0.68%		0.70%		0.72%		0.74%
Equity Growth Allocation Fund
Class A Shares	0.68%		0.69%		0.72%		0.68%		0.67	%(a)
Class B Shares	1.49%		1.37%		1.37%		1.33%		1.32	%(a)
Class C Shares	1.43%		1.37%		1.37%		1.34%		1.32	%(a)
Class I Shares	0.30%		0.37%		0.48	%(g)
Class R3 Shares	0.95%		0.96	%(i)
Class R4 Shares	0.64%		0.70	%(i)
Class R5 Shares	0.34%		0.38	%(i)
Equity Income Fund
Class A Shares	1.14%		1.12%		1.00%		0.50%		0.56%
Class B Shares	2.00%		1.96%		1.84%		1.38%		1.36%
Class C Shares	1.87%		1.83%		1.70%		1.22%		1.19%
Class I Shares	0.84%		0.81%		0.80	%(g)
Class R3 Shares	1.50%		1.50	%(i)
Class R4 Shares	1.13%		1.18	%(i)
Class R5 Shares	0.84%		0.89	%(i)
Class Y Shares	0.74%		0.73%		0.57%		0.10%		0.10%
Floating Rate Fund
Class A Shares	0.99%		0.96%		0.50%		0.29	%(d)
Class B Shares	1.75%		1.75%		1.35%		1.04	%(d)
Class C Shares	1.75%		1.74%		1.28%		1.02	%(d)
Class I Shares	0.74%		0.71%		0.43	%(g)
Class R3 Shares	1.25%		1.24	%(i)
Class R4 Shares	1.00%		1.00	%(i)
Class R5 Shares	0.85%		0.85	%(i)
Class Y Shares	0.69%		0.68%		0.15%		0.01	%(d)
Fundamental Growth Fund
Class A Shares	1.45%		1.47%		1.48%		1.57%		1.59%
Class B Shares	2.18%		2.22%		2.23%		2.32%		2.32%
Class C Shares	2.20%		2.20%		2.23%		2.32%		2.25%
Class Y Shares	0.96%		1.02%		1.05%		1.13%		1.08%

	Year ended		Year ended		Year ended		Year ended	Year ended
Fund	October 31, 2008		October 31, 2007		October 31, 2006		October 31, 2005	October 31, 2004

Global Communications Fund
Class A Shares	1.60%		1.60%		1.11%		1.49%	1.63%
Class B Shares	2.24%		2.30%		1.73%		2.24%	2.33%
Class C Shares	2.35%		2.34%		1.85%		2.23%	2.33%
Class Y Shares	1.11%		1.11%		0.70%		1.04%	1.17%
Global Equity Fund
Class A Shares	1.56	%(n)
Class B Shares	2.33	%(n)
Class C Shares	2.34	%(n)
Class I Shares	1.31	%(n)
Class R3 Shares	1.90	%(n)
Class R4 Shares	1.65	%(n)
Class R5 Shares	1.40	%(n)
Class Y Shares	1.30	%(n)
Global Financial Services Fund
Class A Shares	1.60%		1.60%		1.14%		1.48%	1.63%
Class B Shares	2.04%		2.22%		1.77%		2.25%	2.33%
Class C Shares	2.35%		2.35%		1.90%		2.25%	2.33%
Class Y Shares	1.17%		1.14%		0.74%		1.07%	1.18%
Global Growth Fund
Class A Shares	1.43%		1.47%		1.45%		1.36%	1.53%
Class B Shares	2.01%		2.18%		2.15%		2.23%	2.26%
Class C Shares	2.16%		2.14%		2.18%		2.13%	2.15%
Class R3 Shares	1.72%		1.65	%(i)
Class R4 Shares	1.43%		1.34	%(i)
Class R5 Shares	1.05%		1.05	%(i)
Class Y Shares	0.90%		0.89%		0.91%		0.85%	0.84%
Global Health Fund
Class A Shares	1.41%		1.40%		1.60%		1.58%	1.63%
Class B Shares	2.24%		2.29%		2.31%		2.33%	2.34%
Class C Shares	2.14%		2.14%		2.31%		2.33%	2.34%
Class I Shares	1.10%		1.08%		1.14	%(g)
Class R3 Shares	1.85%		1.77	%(i)
Class R4 Shares	1.35%		1.45	%(i)
Class R5 Shares	1.05%		1.17	%(i)
Class Y Shares	0.95%		0.95%		1.08%		1.06%	1.10%
Global Technology Fund
Class A Shares	1.39%		1.43%		1.32%		1.53%	1.60%
Class B Shares	1.95%		2.03%		1.96%		2.28%	2.30%
Class C Shares	2.27%		2.30%		2.21%		2.28%	2.30%
Class Y Shares	1.08%		1.08%		1.17%		1.13%	1.09%
Growth Allocation Fund
Class A Shares	0.59%		0.60%		0.67%		0.64%	0.63	%(a)
Class B Shares	1.41%		1.32%		1.32%		1.29%	1.28	%(a)
Class C Shares	1.34%		1.31%		1.32%		1.29%	1.28	%(a)
Class I Shares	0.23%		0.23%		0.42	%(g)
Class R3 Shares	1.06%		0.93	%(i)
Class R4 Shares	0.59%		0.65	%(i)
Class R5 Shares	0.30%		0.38	%(i)
Growth Fund
Class A Shares	1.27%		1.27%		1.31%		1.31%	1.43%
Class B Shares	1.91%		2.08%		2.08%		2.13%	2.13%
Class C Shares	1.97%		1.98%		2.00%		2.03%	2.05%
Class I Shares	0.89%		0.90%		0.91	%(g)
Class L Shares	1.03%		1.04%		1.03%		1.04%	1.05%
Class R3 Shares	1.55%		1.57	%(i)
Class R4 Shares	1.20%		1.18	%(i)
Class R5 Shares	0.92%		0.91	%(i)
Class Y Shares	0.80%		0.81%		0.81%		0.83%	0.85%
Growth Opportunities Fund
Class A Shares	1.30%		1.31%		1.18%		1.30%	1.40%

The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc.

Notes to Financial Statements — (continued)
October 31, 2008
(000’s Omitted)

	Year ended		Year ended		Year ended		Year ended	Year ended
Fund	October 31, 2008		October 31, 2007		October 31, 2006		October 31, 2005	October 31, 2004

Growth Opportunities Fund — (continued)
Class B Shares	2.05%		2.10%		2.05%		2.08%	2.10%
Class C Shares	1.92%		1.97%		2.05%		2.07%	2.06%
Class I Shares	0.85%		0.86%		1.11	%(g)
Class L Shares	1.00%		1.03%		1.04%		1.02%	1.03%
Class R3 Shares	1.51%		1.57	%(i)
Class R4 Shares	1.18%		1.23	%(i)
Class R5 Shares	0.93%		0.92	%(i)
Class Y Shares	0.77%		0.79%		0.81%		0.82%	0.78%
High Yield Fund
Class A Shares	1.15%		1.15%		1.20%		1.33%	1.35%
Class B Shares	1.87%		1.90%		1.94%		2.10%	2.07%
Class C Shares	1.90%		1.83%		1.89%		2.00%	1.98%
Class I Shares	0.82%		0.75	%(l)
Class R3 Shares	1.40%		1.40	%(i)
Class R4 Shares	1.10%		1.10	%(i)
Class R5 Shares	0.90%		0.85	%(i)
Class Y Shares	0.79%		0.67%		0.73%		0.87%	0.84%
High Yield Municipal Bond Fund
Class A Shares	0.40%		0.25	%(j)
Class B Shares	1.19%		1.00	%(j)
Class C Shares	1.17%		1.01	%(j)
Class I Shares	0.17%		0.00	%(j)
Income Allocation Fund
Class A Shares	0.57%		0.58%		0.61%		0.56%	0.56	%(a)
Class B Shares	1.32%		1.28%		1.31%		1.26%	1.26	%(a)
Class C Shares	1.32%		1.28%		1.31%		1.26%	1.26	%(a)
Class I Shares	0.32%		0.33%		0.37	%(g)
Class R3 Shares	0.96%		0.97	%(i)
Class R4 Shares	0.67%		0.68	%(i)
Class R5 Shares	0.38%		0.37	%(i)
Income Fund
Class A Shares	0.95%		0.95%		0.95%		0.95%	1.00%
Class B Shares	1.70%		1.70%		1.70%		1.70%	1.70%
Class C Shares	1.70%		1.70%		1.70%		1.70%	1.70%
Class Y Shares	0.63%		0.68%		0.70%		0.70%	0.70	%(b)
Inflation Plus Fund
Class A Shares	0.85%		0.85%		0.95%		0.95%	1.00%
Class B Shares	1.60%		1.60%		1.70%		1.70%	1.70%
Class C Shares	1.60%		1.60%		1.70%		1.70%	1.70%
Class I Shares	0.60%		0.58%		0.70	%(g)
Class R3 Shares	1.25%		1.24	%(i)
Class R4 Shares	1.00%		0.99	%(i)
Class R5 Shares	0.70%		0.75	%(i)
Class Y Shares	0.60%		0.56%		0.68%		0.68%	0.65	%(b)
International Growth Fund
Class A Shares	1.47%		1.48%		1.56%		1.53%	1.59%
Class B Shares	2.24%		2.32%		2.26%		2.28%	2.29%
Class C Shares	2.20%		2.19%		2.31%		2.28%	2.28%
Class I Shares	1.02%		1.09%		1.35	%(g)
Class R3 Shares	1.85%		1.83	%(i)
Class R4 Shares	1.46%		1.45	%(i)
Class R5 Shares	1.08%		1.16	%(i)
Class Y Shares	0.98%		1.01%		1.12%		1.13%	1.05%
International Opportunities Fund
Class A Shares	1.47%		1.49%		1.54%		1.52%	1.60%
Class B Shares	2.11%		2.18%		2.12%		2.30%	2.30%
Class C Shares	2.20%		2.21%		2.30%		2.30%	2.30%
Class I Shares	1.00	%(p)
Class R3 Shares	1.79%		1.71	%(i)
Class R4 Shares	1.51%		1.40	%(i)

	Year ended	Year ended		Year ended		Year ended		Year ended
Fund	October 31, 2008	October 31, 2007		October 31, 2006		October 31, 2005		October 31, 2004

International Opportunities Fund — (continued)
Class R5 Shares	1.10%	1.11	%(i)
Class Y Shares	0.94%	0.95%		0.99%		1.01%		1.03%
International Small Company Fund
Class A Shares	1.52%	1.49%		1.58%		1.55%		1.60%
Class B Shares	2.13%	2.25%		2.22%		2.30%		2.30%
Class C Shares	2.28%	2.23%		2.33%		2.30%		2.29%
Class I Shares	1.16%	1.18	%(l)
Class Y Shares	1.01%	1.01%		1.18%		1.15%		1.15%
LargeCap Growth Fund
Class A Shares	1.19%	1.11	%(h)
Class B Shares	2.00%	1.96	%(h)
Class C Shares	2.00%	1.93	%(h)
Class Y Shares	0.85%	0.85	%(h)
MidCap Fund
Class A Shares	1.23%	1.21%		1.25%		1.28%		1.36%
Class B Shares	2.00%	1.98%		2.01%		2.06%		2.10%
Class C Shares	1.91%	1.90%		1.93%		1.97%		2.00%
Class Y Shares	0.79%	0.78%		0.78%		0.81%		0.84%
MidCap Growth Fund (formerly known as The Hartford Select MidCap Growth Fund)
Class A Shares	1.35%	1.36%		1.48%		1.49	%(c)
Class B Shares	1.82%	1.95%		2.09%		2.24	%(c)
Class C Shares	1.99%	2.11%		2.23%		2.24	%(c)
Class Y Shares	0.95%	1.01%		1.08%		1.09	%(c)
MidCap Value Fund
Class A Shares	1.39%	1.39%		1.39%		1.38%		1.43%
Class B Shares	2.05%	2.15%		2.14%		2.13%		2.13%
Class C Shares	2.14%	2.09%		2.14%		2.13%		2.13%
Class Y Shares	0.91%	0.89%		0.93%		0.94%		0.88%
Money Market Fund
Class A Shares	0.90%	0.95%		0.95%		0.95%		1.00%
Class B Shares	1.65%	1.70%		1.70%		1.70%		1.25%
Class C Shares	1.59%	1.69%		1.70%		1.70%		1.27%
Class R3 Shares	1.15%	1.20	%(i)
Class R4 Shares	0.85%	0.90	%(i)
Class R5 Shares	0.63%	0.60	%(i)
Class Y Shares	0.52%	0.55%		0.55%		0.55%		0.55%
Retirement Income Fund
Class A Shares	0.50%	0.48%		0.54%		0.53	%(e)
Class B Shares	1.23%	1.23%		1.30%		1.26	%(e)
Class C Shares	1.23%	1.23%		1.30%		1.26	%(e)
Class R3 Shares	0.89%	0.88	%(i)
Class R4 Shares	0.60%	0.59	%(i)
Class R5 Shares	0.31%	0.27	%(i)
Select MidCap Value Fund
Class A Shares	1.28%	1.32%		1.50%		1.54	%(d)
Class B Shares	1.79%	2.00%		2.25%		2.29	%(d)
Class C Shares	1.97%	2.07%		2.25%		2.29	%(d)
Class Y Shares	0.88%	0.83%		1.11%		1.14	%(d)
Select SmallCap Value Fund
Class A Shares	1.41%	1.40%		1.60	%(f)
Class B Shares	2.24%	2.35%		2.35	%(f)
Class C Shares	2.26%	2.32%		2.35	%(f)
Class Y Shares	1.10%	1.13%		1.20	%(f)
Short Duration Fund
Class A Shares	0.90%	0.90%		0.90%		0.90%		0.95%
Class B Shares	1.65%	1.65%		1.65%		1.65%		1.65%
Class C Shares	1.65%	1.65%		1.65%		1.65%		1.65%
Class Y Shares	0.58%	0.64%		0.65%		0.65%		0.60	%(b)
Small Company Fund
Class A Shares	1.38%	1.39%		1.37%		1.35%		1.40%

The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc.

Notes to Financial Statements — (continued)
October 31, 2008
(000’s Omitted)

	Year ended		Year ended		Year ended		Year ended		Year ended
Fund	October 31, 2008		October 31, 2007		October 31, 2006		October 31, 2005		October 31, 2004

Small Company Fund — (continued)
Class B Shares	2.01%		2.11%		2.12%		2.10%		2.10%
Class C Shares	2.14%		2.14%		2.11%		2.10%		2.10%
Class I Shares	1.15%		1.12%		1.10	%(g)
Class R3 Shares	1.65%		1.65	%(i)
Class R4 Shares	1.28%		1.36	%(i)
Class R5 Shares	0.99%		1.10	%(i)
Class Y Shares	0.88%		0.90%		0.91%		0.92%		0.94%
SmallCap Growth Fund
Class A Shares	1.20%		1.30%		1.34%		1.38%		1.44%
Class B Shares	1.83%		2.00%		2.00%		2.13%		2.14%
Class C Shares	2.10%		2.14%		2.13%		2.13%		2.14%
Class I Shares	1.15%		1.15%		1.15	%(g)
Class L Shares	1.12%		1.15%		1.13%		1.20%		1.42%
Class R3 Shares	1.46%		1.66	%(i)
Class R4 Shares	1.28%		1.37	%(i)
Class R5 Shares	1.03%		1.06	%(i)
Class Y Shares	0.89%		0.93%		0.90%		0.97%		1.02%
Stock Fund
Class A Shares	1.17%		1.27%		1.26%		1.31%		1.42%
Class B Shares	2.08%		2.10%		2.10%		2.21%		2.18%
Class C Shares	2.05%		1.97%		2.01%		2.07%		2.03%
Class I Shares	0.76	%(p)
Class R3 Shares	1.50%		1.51	%(i)
Class R4 Shares	1.20%		1.19	%(i)
Class R5 Shares	0.88%		0.92	%(i)
Class Y Shares	0.78%		0.75%		0.76%		0.82%		0.80%
Strategic Income Fund
Class A Shares	0.61%		0.46	%(k)
Class B Shares	1.45%		1.25	%(k)
Class C Shares	1.38%		1.26	%(k)
Class I Shares	0.38%		0.27	%(k)
Class Y Shares	0.30%		0.24	%(k)
Target Retirement 2010 Fund
Class A Shares	0.42%		0.51%		0.54%		0.49	%(e)
Class B Shares	1.25%		1.26%		1.29%		1.26	%(e)
Class C Shares	1.25%		1.25%		1.30%		1.27	%(e)
Class R3 Shares	0.87%		0.91	%(i)
Class R4 Shares	0.45%		0.62	%(i)
Class R5 Shares	0.11%		0.30	%(i)
Class Y Shares	0.16%		0.20%		0.23%		0.21	%(e)
Target Retirement 2020 Fund
Class A Shares	0.48%		0.52%		0.53%		0.51	%(e)
Class B Shares	1.26%		1.26%		1.29%		1.25	%(e)
Class C Shares	1.25%		1.26%		1.30%		1.26	%(e)
Class R3 Shares	0.91%		0.91	%(i)
Class R4 Shares	0.55%		0.63	%(i)
Class R5 Shares	0.23%		0.31	%(i)
Class Y Shares	0.17%		0.21%		0.22%		0.20	%(e)
Target Retirement 2030 Fund
Class A Shares	0.51%		0.54%		0.53%		0.48	%(e)
Class B Shares	1.01%		1.15%		1.24%		1.24	%(e)
Class C Shares	1.22%		1.25%		1.10%		1.24	%(e)
Class R3 Shares	0.86%		0.93	%(i)
Class R4 Shares	0.54%		0.66	%(i)
Class R5 Shares	0.22%		0.33	%(i)
Class Y Shares	0.19%		0.23%		0.20%		0.19	%(e)
Tax-Free California Fund
Class A Shares	0.85%		0.85%		0.89%		0.89%		0.95%
Class B Shares	1.60%		1.60%		1.64%		1.64%		1.65%
Class C Shares	1.60%		1.60%		1.64%		1.64%		1.65%

	Year ended	Year ended		Year ended		Year ended	Year ended
Fund	October 31, 2008	October 31, 2007		October 31, 2006		October 31, 2005	October 31, 2004

Tax-Free Minnesota Fund
Class A Shares	0.85%	0.85%		0.84%		0.84%	0.98%
Class B Shares	1.60%	1.60%		1.56%		1.59%	1.68%
Class C Shares	1.60%	1.59%		1.56%		1.59%	1.69%
Class L Shares	0.90%	0.90%		0.86%		0.89%	0.96%
Class Y Shares	0.67%	0.71%		0.83%		0.90%	0.85%
Tax-Free National Fund
Class A Shares	0.85%	0.85%		1.00%		1.01%	1.08%
Class B Shares	1.60%	1.60%		1.75%		1.75%	1.78%
Class C Shares	1.60%	1.60%		1.75%		1.75%	1.78%
Class I Shares	0.60%	0.60	%(l)
Class L Shares	0.80%	0.86%		1.05%		1.05%	1.08%
Class Y Shares	0.60%	0.64%		0.89%		0.98%	0.91%
Tax-Free New York Fund
Class A Shares	0.85%	0.84%		0.83%		0.84%	0.91%
Class B Shares	1.60%	1.59%		1.58%		1.59%	1.61%
Class C Shares	1.60%	1.59%		1.58%		1.59%	1.62%
Total Return Bond Fund
Class A Shares	1.00%	1.00%		1.19%		1.20%	1.25%
Class B Shares	1.70%	1.75%		1.95%		1.95%	1.95%
Class C Shares	1.74%	1.75%		1.86%		1.87%	1.86%
Class I Shares	0.68%	0.72%		0.91	%(g)
Class R3 Shares	1.26%	0.72	%(i)
Class R4 Shares	0.99%	0.72	%(i)
Class R5 Shares	0.69%	0.72	%(i)
Class Y Shares	0.59%	0.61%		0.70%		0.74%	0.74%
U.S. Government Securities Fund
Class A Shares	1.00%	1.00%		1.15%		1.15%	1.20%
Class B Shares	1.68%	1.71%		1.90%		1.90%	1.90%
Class C Shares	1.75%	1.75%		1.90%		1.90%	1.90%
Class L Shares	0.87%	0.91%		1.08%		1.08%	1.04%
Class Y Shares	0.64%	0.68%		0.83%		0.86%	0.83%
Value Fund
Class A Shares	1.32%	1.32%		1.37%		1.39%	1.44%
Class B Shares	2.06%	2.15%		2.12%		2.14%	2.14%
Class C Shares	2.09%	2.09%		2.14%		2.14%	2.14%
Class I Shares	0.95%	1.00	%(l)
Class R3 Shares	1.65%	1.65	%(i)
Class R4 Shares	1.30%	1.35	%(i)
Class R5 Shares	0.98%	1.05	%(i)
Class Y Shares	0.87%	0.88%		0.91%		0.92%	0.90%
Value Opportunities Fund
Class A Shares	1.40%	1.40%		1.39%		1.39%	1.44%
Class B Shares	1.94%	2.13%		2.11%		2.14%	2.15%
Class C Shares	2.15%	2.15%		2.14%		2.14%	2.15%
Class I Shares	1.15%	1.16	%(j)	1.15	%(g)
Class L Shares	1.20%	1.24%		1.22%		1.30%	1.41%
Class R3 Shares	1.65%	1.65	%(i)
Class R4 Shares	1.35%	1.38	%(i)
Class R5 Shares	1.05%	1.05	%(i)
Class Y Shares	0.96%	0.94%		0.99%		1.06%	1.15%

(a)	From May 28, 2004 (commencement of operations), through October 31, 2004.
(b)	From November 28, 2003 (commencement of operations), through October 31, 2004.
(c)	From January 1, 2005 (commencement of operations), through October 31, 2005.
(d)	From April 29, 2005 (commencement of operations), through October 31, 2005.
(e)	From September 30, 2005 (commencement of operations), through October 31, 2005.
(f)	From July 31, 2006 (commencement of operations), through October 31, 2006.
(g)	From August 31, 2006 (commencement of operations), through October 31, 2006.
(h)	From November 30, 2006 (commencement of operations), through October 31, 2007.
(i)	From December 22, 2006 (commencement of operations), through October 31, 2007.
(j)	From May 1, 2007 (commencement of operations), through October 31, 2007.

The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc.

Notes to Financial Statements — (continued)
October 31, 2008
(000’s Omitted)

(k)	From May 15, 2007 (commencement of operations), through October 31, 2007.
(l)	From May 31, 2007 (commencement of operations), through October 31, 2007.
(m)	From August 31, 2007 (commencement of operations), through October 31, 2007.
(n)	From February 29, 2008 (commencement of operations), through October 31, 2008.
(o)	From August 29, 2008 (commencement of operations), through October 31, 2008.
(p)	From May 30, 2008 (commencement of operations), through October 31, 2008.
(q)	From June 30, 2008 (commencement of operations), through October 31, 2008.

e)	Distribution and Service Plan for Class A, B, C and L Shares — HIFSCO is the principal underwriter and distributor of the Funds. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the year ended October 31, 2008, the following revenues were received by HIFSCO:

	Front-end Load	Contingent Deferred
	Sales Charge	Sales Charge

Advisers Fund	$718	$187
Balanced Allocation Fund	4,059	386
Balanced Income Fund	286	5
Capital Appreciation Fund	45,314	3,186
Capital Appreciation II Fund	5,794	512
Checks and Balances Fund	27,707	470
Conservative Allocation Fund	1,234	127
Disciplined Equity Fund	128	25
Diversified International Fund	4	—
Dividend and Growth Fund	15,215	506
Equity Growth Allocation Fund	1,390	135
Equity Income Fund	3,975	84
Floating Rate Fund	899	2,196
Fundamental Growth Fund	62	6
Global Communications Fund	144	21
Global Equity Fund	10	—
Global Financial Services Fund	303	5
Global Growth Fund	680	51
Global Health Fund	951	133
Global Technology Fund	114	21
Growth Allocation Fund	3,164	419
Growth Fund	688	86
Growth Opportunities Fund	5,600	307
High Yield Fund	250	51
High Yield Municipal Bond Fund	2,129	78
Income Allocation Fund	254	36
Income Fund	734	36
Inflation Plus Fund	2,580	256
International Growth Fund	2,246	99
International Opportunities Fund	1,359	46
International Small Company Fund	353	56
LargeCap Growth Fund	21	1
MidCap Fund	212	165
MidCap Growth Fund	151	10
MidCap Value Fund	64	37
Money Market Fund	—	548
Retirement Income Fund	40	1
Select MidCap Value Fund	139	13
Select SmallCap Value Fund	39	2
Short Duration Fund	299	30
Small Company Fund	779	37
SmallCap Growth Fund	230	37
Stock Fund	406	111
Strategic Income Fund	1,267	95
Target Retirement 2010 Fund	12	—
Target Retirement 2020 Fund	46	3
Target Retirement 2030 Fund	70	3
Tax-Free California Fund	149	19
Tax-Free Minnesota Fund	61	—
Tax-Free National Fund	689	70

	Front-end Load	Contingent Deferred
	Sales Charge	Sales Charge

Tax-Free New York Fund	$28	$1
Total Return Bond Fund	5,842	269
U.S. Government Securities Fund	371	42
Value Fund	236	12
Value Opportunities Fund	399	45

The Funds have adopted Distribution and Service Plans in accordance with Rule 12b-1 of the Investment Company Act of 1940, as amended, to compensate the Distributor (HIFSCO) for activities intended to result in the sale and distribution of Classes A, B, C, L, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Funds provides for payment of a Rule 12b-1 fee of up to 0.35% of average daily net assets; however, the Board of Directors has currently authorized 12b-1 payments of only up to 0.25%. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the Distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Funds pay the Distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class L has a distribution fee of 0.25% for each Fund. Class R3 shares have a distribution fee of 0.50% and Class R4 shares have a distribution fee of 0.25%. For Classes R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Funds’ 12b-1 fees are accrued daily and paid monthly.

For the year ended October 31, 2008, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Funds’ shares were $4,368. These commissions are in turn paid to sales representatives of the broker/dealers.

f)	Other Related Party Transactions — Certain officers of the Funds are directors and/or officers of HIFSCO, Hartford Investment Management and/or The Hartford or its subsidiaries. For the year ended October 31, 2008, a portion of the Funds’ chief compliance officer’s salary was paid by the Funds in the amount of $99. Hartford Administrative Services Company (“HASCO”), a wholly owned subsidiary of The Hartford, provides transfer agent services to the Funds. HASCO was compensated $76,834 for providing such services. These fees are accrued daily and paid monthly.

g)	Payments from Affiliate:

On November 8, 2006, the SEC issued an Order setting forth the terms of a settlement reached with three subsidiaries of The Hartford that resolves the SEC’s Division of Enforcement’s investigation concerning aspects of The Hartford’s variable annuity and mutual fund operations related to directed brokerage and revenue sharing. Under the terms of the settlement, The Hartford paid a total of $15.4 million to The Hartford Mutual Funds in the amounts indicated below. Those amounts were recorded on the books of the Funds on November 8, 2006 and paid on November 22, 2006. The Hartford settled this matter without admitting or denying the findings of the SEC.

	Capital Gain	Income	Total
Fund Name	Reimbursement	Reimbursement	Reimbursement

Advisers Fund	$920	$345	$1,265
Capital Appreciation Fund	3,768	1,413	5,181
Disciplined Equity Fund	212	80	292
Dividend and Growth Fund	740	278	1,018
Fundamental Growth Fund	140	53	193
Global Communications Fund	4	2	6
Global Financial Services Fund	4	2	6
Global Growth Fund	1,392	522	1,914
Global Health Fund	76	29	105
Global Technology Fund	16	6	22
Growth Fund	112	42	154
Growth Opportunities Fund	300	113	413
International Capital Appreciation Fund	4	2	6
International Opportunities Fund	20	8	28
MidCap Fund	1,788	671	2,459
MidCap Value Fund	40	15	55
Small Company Fund	488	183	671
SmallCap Growth Fund	28	11	39
Stock Fund	1,140	428	1,568
Value Fund	8	3	11
Value Opportunities Fund	12	4	16

On April 20, 2007, MidCap Growth Fund was reimbursed $24 in trading reimbursements relating to the change in portfolio managers of the Fund.

On May 2, 2007 and June 8, 2007, Small Company Fund was reimbursed $909 in trading reimbursements and $228 for incorrect IPO allocations.

The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc.

Notes to Financial Statements — (continued)
October 31, 2008
(000’s Omitted)

The table below shows the impact on total return from the payments from affiliates:

				Impact from
				Payment from
				Affiliate for
	Impact from	Impact from	Total Return	Transfer Agent	Total Return
	Payment from	Payment from	Excluding	Allocation	Excluding
	Affiliate for SEC	Affiliate for Trading	Payment from	Methodology	Payment from
	Settlement	Reimbursements	Affiliate	Reimbursements	Affiliate
	for the Year Ended	for the Year Ended	for the Year Ended	for the Year Ended	for the Year Ended
Fund	October 31, 2007	October 31, 2007	October 31, 2007	October 31, 2004	October 31, 2004

Advisers Fund Class A	0.07%	—%	13.15%	0.19%	3.74%
Advisers Fund Class B	0.08	—	12.24	0.26	2.95
Advisers Fund Class C	0.07	—	12.36	0.21	3.06
Advisers Fund Class Y	0.07	—	13.65	—	—
Capital Appreciation Class A	0.03	—	26.11	—	—
Capital Appreciation Class B	0.04	—	25.10	—	—
Capital Appreciation Class C	0.04	—	25.23	—	—
Capital Appreciation Class I	0.03	—	26.45	—	—
Capital Appreciation Class Y	0.03	—	26.62	—	—
Disciplined Equity Fund Class A	0.08	—	13.78	—	—
Disciplined Equity Fund Class B	0.08	—	13.05	—	—
Disciplined Equity Fund Class C	0.08	—	12.98	0.01	5.24
Disciplined Equity Fund Class Y	0.07	—	14.37	—	—
Dividend and Growth Fund Class A	0.03	—	16.17	0.06	12.47
Dividend and Growth Fund Class B	0.03	—	15.19	—	—
Dividend and Growth Fund Class C	0.03	—	15.39	0.04	11.72
Dividend and Growth Fund Class I	0.03	—	16.64	—	—
Dividend and Growth Fund Class Y	0.03	—	16.65	—	—
Fundamental Growth Fund Class A	0.28	—	26.24	0.03	2.21
Fundamental Growth Fund Class B	0.29	—	25.34	—	1.48
Fundamental Growth Fund Class C	0.29	—	25.32	0.06	1.53
Fundamental Growth Fund Class Y	0.28	—	26.83	—	—
Global Communications Fund Class A	0.02	—	39.00	—	—
Global Communications Fund Class B	0.02	—	37.99	—	—
Global Communications Fund Class C	0.02	—	37.94	—	—
Global Communications Fund Class Y	0.02	—	39.55	—	—
Global Financial Services Fund Class A	0.02	—	8.40	—	—
Global Financial Services Fund Class B	0.02	—	7.73	—	—
Global Financial Services Fund Class C	0.02	—	7.55	—	—
Global Financial Services Fund Class Y	0.02	—	8.89	—	—
Global Growth Fund Class A	0.26	—	35.50	—	—
Global Growth Fund Class B	0.27	—	34.45	—	—
Global Growth Fund Class C	0.27	—	34.58	—	—
Global Growth Fund Class Y	0.25	—	36.28	—	—
Global Health Fund Class A	0.01	—	9.94	—	—
Global Health Fund Class B	0.01	—	8.90	—	—
Global Health Fund Class C	0.01	—	9.09	—	—
Global Health Fund Class I	0.01	—	10.46	—	—
Global Health Fund Class Y	0.01	—	10.44	—	—
Global Technology Fund Class A	0.04	—	27.46	—	—
Global Technology Fund Class B	0.04	—	26.57	—	—
Global Technology Fund Class C	0.04	—	26.25	—	—
Global Technology Fund Class Y	0.04	—	27.96	—	—
Growth Fund Class A	0.01	—	23.90	—	—
Growth Fund Class B	0.01	—	23.00	—	—
Growth Fund Class C	0.01	—	23.08	—	—
Growth Fund Class I	0.01	—	24.35	—	—
Growth Fund Class L	0.01	—	24.20	—	—
Growth Fund Class Y	0.01	—	24.50	—	—
Growth Opportunities Fund Class A	0.03	—	40.34	—	—
Growth Opportunities Fund Class B	0.04	—	39.24	—	—
Growth Opportunities Fund Class C	0.04	—	39.35	—	—
Growth Opportunities Fund Class I	0.03	—	40.84	—	—
Growth Opportunities Fund Class L	0.03	—	40.72	—	—

				Impact from
				Payment from
				Affiliate for
	Impact from	Impact from	Total Return	Transfer Agent	Total Return
	Payment from	Payment from	Excluding	Allocation	Excluding
	Affiliate for SEC	Affiliate for Trading	Payment from	Methodology	Payment from
	Settlement	Reimbursements	Affiliate	Reimbursements	Affiliate
	for the Year Ended	for the Year Ended	for the Year Ended	for the Year Ended	for the Year Ended
Fund	October 31, 2007	October 31, 2007	October 31, 2007	October 31, 2004	October 31, 2004

Growth Opportunities Fund Class Y	0.03%	—%	41.02%	—%	—%
High Yield Class A	—	—	—	0.01	9.25
High Yield Class B	—	—	—	—	8.45
High Yield Class C	—	—	—	0.10	8.44
International Growth Fund Class A	—	—	39.31	—	—
International Growth Fund Class B	—	—	38.11	—	—
International Growth Fund Class C	—	—	38.27	—	—
International Growth Fund Class I	—	—	39.73	—	—
International Growth Fund Class Y	—	—	40.01	—	—
International Opportunities Fund Class A	0.01	—	39.14	—	—
International Opportunities Fund Class B	0.01	—	38.16	—	—
International Opportunities Fund Class C	0.01	—	38.16	—	—
International Opportunities Fund Class Y	0.01	—	39.90	—	—
MidCap Fund Class A	0.08	—	25.86	—	—
MidCap Fund Class B	0.09	—	24.87	—	—
MidCap Fund Class C	0.09	—	24.97	—	—
MidCap Fund Class Y	0.08	—	26.40	—	—
MidCap Growth Fund Class A (C)	—	0.13	25.00	—	—
MidCap Growth Fund Class B (C)	—	0.13	23.67	—	—
MidCap Growth Fund Class C (C)	—	0.13	23.77	—	—
MidCap Growth Fund Class Y (C)	—	0.13	25.35	—	—
MidCap Value Fund Class A	0.01	—	16.71	—	—
MidCap Value Fund Class B	0.01	—	15.85	—	—
MidCap Value Fund Class C	0.01	—	15.93	—	—
MidCap Value Fund Class Y	0.01	—	17.37	—	—
Small Company Fund Class A	0.16	0.22	23.41	—	—
Small Company Fund Class B	0.18	0.24	22.46	—	—
Small Company Fund Class C	0.18	0.24	22.37	—	—
Small Company Fund Class I	0.16	0.22	23.81	—	—
Small Company Fund Class R3	—	0.20	17.44	—	—
Small Company Fund Class R4	—	0.20	17.80	—	—
Small Company Fund Class R5	—	0.20	18.07	—	—
Small Company Fund Class Y	0.16	0.20	23.99	—	—
SmallCap Growth Fund Class A	0.01	—	7.17	—	—
SmallCap Growth Fund Class B	0.01	—	6.43	—	—
SmallCap Growth Fund Class C	0.01	—	6.33	—	—
SmallCap Growth Fund Class I	0.01	—	7.36	—	—
SmallCap Growth Fund Class L	0.01	—	7.40	—	—
SmallCap Growth Fund Class Y	0.01	—	7.60	—	—
Stock Fund Class A	0.13	—	16.67	—	—
Stock Fund Class B	0.14	—	15.72	—	—
Stock Fund Class C	0.14	—	15.86	—	—
Stock Fund Class Y	0.12	—	17.31	—	—
Total Return Bond Fund Class A	—	—	—	0.02	5.08
Total Return Bond Fund Class B	—	—	—	0.02	4.35
Total Return Bond Fund Class C	—	—	—	0.19	4.57
Value Fund Class A	—	—	16.60	—	—
Value Fund Class B	—	—	15.62	—	—
Value Fund Class C	—	—	15.62	—	—
Value Fund Class Y	—	—	17.06	—	—
Value Opportunities Fund Class A	0.01	—	9.72	—	—
Value Opportunities Fund Class B	0.01	—	8.89	—	—
Value Opportunities Fund Class C	0.01	—	8.90	—	—
Value Opportunities Fund Class I	0.01	—	10.07	—	—
Value Opportunities Fund Class L	0.01	—	9.91	—	—
Value Opportunities Fund Class Y	0.01	—	10.29	—	—

The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc.

Notes to Financial Statements — (continued)
October 31, 2008
(000’s Omitted)

(C) Formerly known as The Hartford Select MidCap Growth Fund.

6.	Affiliate Holdings:

As of October 31, 2008, affiliates of The Hartford had ownership of shares in the Funds as follows:

Fund	Class A	Class B	Class C	Class I	Class R3		Class R4		Class R5		Class Y

Advisers Fund	—	—	—	N/A	1		—		1		—
Balanced Income Fund	828	—	—	N/A	N/A		N/A		N/A		11
Checks and Balances Fund	—	—	—	10	11		11		11		N/A
Disciplined Equity Fund	—	—	—	N/A	1		1		1		—
Diversified International Fund	400	100	100	100	100		100		100		1,000
Equity Income Fund	—	—	—	—	—		1		1		—
Global Equity Fund	1,790	30	30	30	30		30		30		30
Global Financial Services Fund	287	—	—	N/A	N/A		N/A		N/A		—
Global Growth Fund	—	—	—	N/A	1		1		1		—
High Yield Fund	—	—	—	—	1		1		1		—
Income Allocation Fund	—	—	—	—	1		—		—		N/A
Inflation Plus Fund	—	—	—	—	—		1		1		—
International Growth Fund	—	—	—	—	—		—		1		—
International Opportunities Fund	—	—	—	6	1		1		1		—
LargeCap Growth Fund	959	25	25	N/A	N/A		N/A		N/A		10
MidCap Growth Fund	1,131	—	—	N/A	N/A		N/A		N/A		22
Money Market Fund	—	—	—	N/A	—		—		—		1,601
Retirement Income Fund	30	13	13	N/A	1		1		1		N/A
Select SmallCap Value Fund	1,555	27	27	N/A	N/A		N/A		N/A		—
SmallCap Growth Fund	—	—	—	—	—	*	—		—		—
Stock Fund	—	—	—	5	—	*	—	*	—	*	—
Target Retirement 2010 Fund	—	15	15	N/A	1		1		1		15
Target Retirement 2020 Fund	—	—	—	N/A	1		1		1		1
Target Retirement 2030 Fund	—	—	—	N/A	1		1		1		4
Tax-Free California Fund	789	—	—	N/A	N/A		N/A		N/A		N/A
Tax-Free New York Fund	1,021	122	122	N/A	N/A		N/A		N/A		N/A
Value Fund	—	—	—	—	1		—		1		—
Value Opportunities Fund	—	—	—	—	—		—		1		—

* Due to the presentation of the financial statements in thousands, the number of shares held round to zero.

7.	Investment Transactions:

For the year ended October 31, 2008, the cost of purchases and sales of securities for Money Market Fund were $9,882,825 and $9,452,402, respectively. For the year ended October 31, 2008, aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

	Cost of Purchases	Sales Proceeds	Cost of Purchases	Sales Proceeds
	Excluding	Excluding	for	for
	U.S. Government	U.S. Government	U.S. Government	U.S. Government
	Obligations	Obligations	Obligations	Obligations

Advisers Fund	$957,898	$1,152,709	$34,686	$69,352
Balanced Allocation Fund	264,059	163,848	—	—
Balanced Income Fund	33,413	22,718	294	370
Capital Appreciation Fund	19,476,021	15,471,036	—	—
Capital Appreciation II Fund	2,358,965	2,094,491	—	—
Checks and Balances Fund	1,089,357	41,413	—	—
Conservative Allocation Fund	99,635	56,073	—	—
Disciplined Equity Fund	193,504	226,983	—	—
Diversified International Fund	30,222	10,420	—	—
Dividend and Growth Fund	2,072,960	1,392,740	—	—
Equity Growth Allocation Fund	76,696	27,277	—	—
Equity Income Fund	484,200	475,568	—	—
Floating Rate Fund	559,806	2,408,623	—	—
Fundamental Growth Fund	73,450	63,209	—	—
Global Communications Fund	27,187	27,805	—	—
Global Equity Fund	31,931	10,648	—	—
Global Financial Services Fund	53,375	42,050	—	—
Global Growth Fund	543,092	548,971	—	—

	Cost of Purchases	Sales Proceeds	Cost of Purchases	Sales Proceeds
	Excluding	Excluding	for	for
	U.S. Government	U.S. Government	U.S. Government	U.S. Government
	Obligations	Obligations	Obligations	Obligations

Global Health Fund	$561,506	$590,822	$—	$—
Global Technology Fund	94,048	103,296	—	—
Growth Allocation Fund	172,485	104,173	—	—
Growth Fund	1,046,797	1,104,160	—	—
Growth Opportunities Fund	4,682,764	3,384,222	—	—
High Yield Fund	223,432	238,666	—	—
High Yield Municipal Bond Fund	404,276	128,200	—	—
Income Allocation Fund	38,924	24,338	—	—
Income Fund	255,569	250,532	313,274	316,404
Inflation Plus Fund	92,393	66,241	3,547,016	3,335,905
International Growth Fund	2,056,207	1,868,855	—	—
International Opportunities Fund	646,309	595,694	—	—
International Small Company Fund	310,612	351,784	—	—
LargeCap Growth Fund	21,872	16,655	—	—
MidCap Fund	2,599,180	2,815,320	—	—
MidCap Growth Fund	90,311	73,662	—	—
MidCap Value Fund	166,538	233,994	—	—
Retirement Income Fund	8,003	3,194	—	—
Select MidCap Value Fund	155,804	177,323	—	—
Select SmallCap Value Fund	59,464	51,139	—	—
Short Duration Fund	89,758	71,364	54,322	69,041
Small Company Fund	1,377,324	1,133,738	—	—
SmallCap Growth Fund	313,405	369,052	—	—
Stock Fund	722,669	873,460	—	—
Strategic Income Fund	374,171	185,745	87,635	80,931
Target Retirement 2010 Fund	19,559	9,536	—	—
Target Retirement 2020 Fund	38,104	15,143	—	—
Target Retirement 2030 Fund	29,070	8,311	—	—
Tax-Free California Fund	28,686	28,618	—	—
Tax-Free Minnesota Fund	7,123	11,852	—	—
Tax-Free National Fund	175,571	146,329	—	—
Tax-Free New York Fund	5,804	6,033	—	—
Total Return Bond Fund	2,282,075	1,954,058	1,171,434	1,009,845
U.S. Government Securities Fund	56,271	46,915	35,683	26,890
Value Fund	237,346	219,016	—	—
Value Opportunities Fund	131,693	169,968	—	—

8.	Capital Share Transactions:

The following information is for the year ended October 31, 2008 and the year ended October 31, 2007:

The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc.

Notes to Financial Statements — (continued)
October 31, 2008
(000’s Omitted)

	For the Year Ended October 31, 2008					For the Year Ended October 31, 2007
		Shares		Shares			Shares		Shares
		Issued for		Issued	Net Increase		Issued for		Issued	Net Increase
	Shares	Reinvested	Shares	from	(Decrease)	Shares	Reinvested	Shares	from	(Decrease)
	Sold	Dividends	Redeemed	Merger	of Shares	Sold	Dividends	Redeemed	Merger	of Shares

Advisers Fund:
Class A Shares	4,723	8,149	(16,658)	—	(3,786)	6,316	1,427	(15,308)	—	(7,565)
Amount	$68,922	$128,191	$(236,566)	$—	$(39,453)	$111,532	$24,851	$(269,518)	$—	$(133,135)
Class B Shares	360	1,720	(5,914)	—	(3,834)	505	255	(7,864)	—	(7,104)
Amount	$5,188	$26,933	$(84,983)	$—	$(52,862)	$8,837	$4,349	$(137,250)	$—	$(124,064)
Class C Shares	520	1,393	(3,194)	—	(1,281)	462	185	(2,603)	—	(1,956)
Amount	$7,233	$22,009	$(45,241)	$—	$(15,999)	$8,160	$3,198	$(45,767)	$—	$(34,409)
Class R3 Shares	—	—	—	—	—	1	—	—	—	1
Amount	$3	$1	$—	$—	$4	$10	$—	$—	$—	$10
Class R4 Shares	14	—	(7)	—	7	3	—	—	—	3
Amount	$209	$8	$(103)	$—	$114	$52	$—	$—	$—	$52
Class R5 Shares	—	—	—	—	—	1	—	—	—	1
Amount	$—	$1	$—	$—	$1	$10	$—	$—	$—	$10
Class Y Shares	120	157	(305)	—	(28)	54	29	(65)	—	18
Amount	$1,836	$2,498	$(4,516)	$—	$(182)	$965	$517	$(1,165)	$—	$317
Balanced Allocation Fund:
Class A Shares	14,186	4,158	(12,888)	—	5,456	14,252	2,038	(7,600)	—	8,690
Amount	$158,195	$49,061	$(137,212)	$—	$70,044	$175,249	$24,479	$(93,540)	$—	$106,188
Class B Shares	2,209	811	(2,413)	—	607	2,401	404	(1,536)	—	1,269
Amount	$24,579	$9,630	$(25,778)	$—	$8,431	$29,397	$4,818	$(18,872)	$—	$15,343
Class C Shares	5,758	1,236	(5,278)	—	1,716	5,561	568	(3,170)	—	2,959
Amount	$64,145	$14,655	$(56,089)	$—	$22,711	$68,155	$6,776	$(39,000)	$—	$35,931
Class I Shares	259	8	(74)	—	193	110	3	(71)	—	42
Amount	$2,909	$96	$(808)	$—	$2,197	$1,347	$35	$(883)	$—	$499
Class R3 Shares	160	1	(128)	—	33	9	—	—	—	9
Amount	$1,774	$12	$(1,275)	$—	$511	$113	$1	$(4)	$—	$110
Class R4 Shares	1,084	30	(312)	—	802	209	1	(5)	—	205
Amount	$11,920	$343	$(3,328)	$—	$8,935	$2,645	$8	$(58)	$—	$2,595
Class R5 Shares	552	11	(130)	—	433	55	—	—	—	55
Amount	$6,087	$119	$(1,388)	$—	$4,818	$687	$4	$—	$—	$691
Balanced Income Fund:
Class A Shares	1,538	193	(964)	—	767	2,672	71	(172)	—	2,571
Amount	$15,554	$1,923	$(8,971)	$—	$8,506	$28,774	$766	$(1,851)	$—	$27,689
Class B Shares	111	8	(90)	—	29	184	3	(8)	—	179
Amount	$1,118	$83	$(842)	$—	$359	$1,985	$28	$(91)	$—	$1,922
Class C Shares	233	15	(147)	—	101	367	4	(22)	—	349
Amount	$2,396	$151	$(1,444)	$—	$1,103	$3,957	$41	$(237)	$—	$3,761
Class Y Shares	—	1	—	—	1	—	—	—	—	—
Amount	$—	$5	$—	$—	$5	$—	$4	$—	$—	$4
Capital Appreciation Fund:
Class A Shares	146,914	23,779	(97,067)	—	73,626	87,303	17,873	(42,965)	—	62,211
Amount	$5,204,130	$960,180	$(3,206,287)	$—	$2,958,023	$3,502,107	$659,971	$(1,730,535)	$—	$2,431,543
Class B Shares	6,666	5,081	(13,630)	—	(1,883)	6,777	4,371	(9,556)	—	1,592
Amount	$214,918	$183,341	$(423,963)	$—	$(25,704)	$243,926	$146,176	$(348,719)	$—	$41,383
Class C Shares	35,585	8,838	(23,786)	—	20,637	29,666	6,331	(12,054)	—	23,943
Amount	$1,162,684	$320,715	$(707,999)	$—	$775,400	$1,078,361	$212,674	$(440,984)	$—	$850,051
Class I Shares	18,052	287	(3,018)	—	15,321	3,462	17	(198)	—	3,281
Amount	$583,424	$11,558	$(93,550)	$—	$501,432	$140,237	$626	$(8,135)	$—	$132,728
Class R3 Shares	347	—	(35)	—	312	1	—	—	—	1
Amount	$12,781	$3	$(1,192)	$—	$11,592	$34	$—	$—	$—	$34
Class R4 Shares	2,754	34	(110)	—	2,678	326	—	(8)	—	318
Amount	$101,244	$1,432	$(3,666)	$—	$99,010	$15,387	$—	$(390)	$—	$14,997
Class R5 Shares	1,479	8	(93)	—	1,394	24	—	—	—	24
Amount	$57,451	$352	$(3,325)	$—	$54,478	$1,141	$—	$(2)	$—	$1,139
Class Y Shares	22,380	1,725	(2,635)	—	21,470	11,305	1,019	(1,104)	—	11,220
Amount	$845,740	$74,889	$(100,354)	$—	$820,275	$487,276	$40,269	$(48,276)	$—	$479,269

	For the Year Ended October 31, 2008					For the Year Ended October 31, 2007
		Shares		Shares			Shares		Shares
		Issued for		Issued	Net Increase		Issued for		Issued	Net Increase
	Shares	Reinvested	Shares	from	(Decrease)	Shares	Reinvested	Shares	from	(Decrease)
	Sold	Dividends	Redeemed	Merger	of Shares	Sold	Dividends	Redeemed	Merger	of Shares

Capital Appreciation II Fund:
Class A Shares	26,758	3,361	(23,631)	—	6,488	35,707	400	(6,023)	—	30,084
Amount	$358,379	$49,988	$(289,877)	$—	$118,490	$527,123	$5,193	$(88,458)	$—	$443,858
Class B Shares	2,420	475	(1,411)	—	1,484	4,444	52	(430)	—	4,066
Amount	$31,700	$6,911	$(16,777)	$—	$21,834	$64,283	$666	$(6,279)	$—	$58,670
Class C Shares	12,925	1,739	(7,915)	—	6,749	18,529	166	(1,252)	—	17,443
Amount	$169,290	$25,354	$(92,840)	$—	$101,804	$269,523	$2,128	$(18,308)	$—	$253,343
Class I Shares	8,574	326	(4,802)	—	4,098	6,315	6	(1,643)	—	4,678
Amount	$110,685	$4,865	$(58,652)	$—	$56,898	$92,756	$77	$(23,510)	$—	$69,323
Class R3 Shares	517	2	(71)	—	448	40	—	(13)	—	27
Amount	$6,719	$33	$(866)	$—	$5,886	$572	$—	$(186)	$—	$386
Class R4 Shares	157	—	(18)	—	139	1	—	—	—	1
Amount	$2,027	$1	$(200)	$—	$1,828	$11	$—	$—	$—	$11
Class R5 Shares	12	1	(4)	—	9	8	—	—	—	8
Amount	$169	$12	$(52)	$—	$129	$122	$—	$(1)	$—	$121
Class Y Shares	3,157	1	(704)	—	2,454	—	—	—	—	—
Amount	$34,322	$11	$(6,746)	$—	$27,587	$—	$3	$—	$—	$3
Checks and Balances Fund:
Class A Shares	82,896	1,054	(11,616)	—	72,334	16,805	34	(413)	—	16,426
Amount	$788,469	$9,911	$(102,257)	$—	$696,123	$170,540	$352	$(4,185)	$—	$166,707
Class B Shares	11,434	86	(1,283)	—	10,237	1,922	3	(42)	—	1,883
Amount	$108,095	$808	$(11,186)	$—	$97,717	$19,482	$28	$(421)	$—	$19,089
Class C Shares	27,792	217	(4,262)	—	23,747	5,322	7	(76)	—	5,253
Amount	$264,512	$2,054	$(37,047)	$—	$229,519	$54,033	$71	$(776)	$—	$53,328
Class I Shares	1,291	4	(162)	—	1,133	—	—	—	—	—
Amount	$11,382	$39	$(1,329)	$—	$10,092	$—	$—	$—	$—	$—
Class R3 Shares	11	—	—	—	11	—	—	—	—	—
Amount	$101	$—	$—	$—	$101	$—	$—	$—	$—	$—
Class R4 Shares	11	—	—	—	11	—	—	—	—	—
Amount	$100	$—	$—	$—	$100	$—	$—	$—	$—	$—
Class R5 Shares	11	—	—	—	11	—	—	—	—	—
Amount	$100	$1	$—	$—	$101	$—	$—	$—	$—	$—
Conservative Allocation Fund:
Class A Shares	6,078	809	(4,337)	—	2,550	3,702	503	(2,134)	—	2,071
Amount	$62,170	$8,613	$(43,829)	$—	$26,954	$41,554	$5,558	$(23,979)	$—	$23,133
Class B Shares	875	145	(754)	—	266	622	97	(352)	—	367
Amount	$8,914	$1,556	$(7,534)	$—	$2,936	$6,959	$1,066	$(3,940)	$—	$4,085
Class C Shares	3,122	258	(2,546)	—	834	3,123	155	(2,519)	—	759
Amount	$32,319	$2,758	$(25,221)	$—	$9,856	$34,833	$1,712	$(28,100)	$—	$8,445
Class I Shares	91	7	(177)	—	(79)	349	5	(226)	—	128
Amount	$937	$83	$(1,837)	$—	$(817)	$3,864	$50	$(2,542)	$—	$1,372
Class R3 Shares	129	—	(99)	—	30	2	—	—	—	2
Amount	$1,324	$4	$(1,004)	$—	$324	$20	$—	$(1)	$—	$19
Class R4 Shares	777	17	(240)	—	554	39	—	(2)	—	37
Amount	$8,088	$174	$(2,205)	$—	$6,057	$436	$2	$(19)	$—	$419
Class R5 Shares	242	8	(57)	—	193	60	—	—	—	60
Amount	$2,483	$79	$(551)	$—	$2,011	$684	$2	$(2)	$—	$684

The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc.

Notes to Financial Statements — (continued)
October 31, 2008
(000’s Omitted)

	For the Year Ended October 31, 2008					For the Year Ended October 31, 2007
		Shares		Shares			Shares		Shares
		Issued for		Issued	Net Increase		Issued for		Issued	Net Increase
	Shares	Reinvested	Shares	from	(Decrease)	Shares	Reinvested	Shares	from	(Decrease)
	Sold	Dividends	Redeemed	Merger	of Shares	Sold	Dividends	Redeemed	Merger	of Shares

Disciplined Equity Fund:
Class A Shares	825	18	(2,793)	—	(1,950)	779	99	(3,352)	—	(2,474)
Amount	$10,605	$259	$(35,569)	$—	$(24,705)	$10,991	$1,346	$(47,069)	$—	$(34,732)
Class B Shares	68	—	(830)	—	(762)	115	3	(848)	—	(730)
Amount	$825	$—	$(10,190)	$—	$(9,365)	$1,544	$38	$(11,417)	$—	$(9,835)
Class C Shares	102	—	(414)	—	(312)	63	1	(520)	—	(456)
Amount	$1,215	$—	$(4,973)	$—	$(3,758)	$837	$17	$(6,922)	$—	$(6,068)
Class R3 Shares	—	—	—	—	—	1	—	—	—	1
Amount	$6	$—	$—	$—	$6	$10	$—	$—	$—	$10
Class R4 Shares	—	—	—	—	—	1	—	—	—	1
Amount	$1	$—	$—	$—	$1	$10	$—	$—	$—	$10
Class R5 Shares	—	—	—	—	—	1	—	—	—	1
Amount	$—	$—	$—	$—	$—	$10	$—	$—	$—	$10
Class Y Shares	665	51	(860)	—	(144)	1,306	47	(6,642)	—	(5,289)
Amount	$8,318	$754	$(9,306)	$—	$(234)	$19,108	$659	$(91,136)	$—	$(71,369)
Diversified International Fund:
Class A Shares	432	—	(2)	—	430	—	—	—	—	—
Amount	$4,256	$—	$(18)	$—	$4,238	$—	$—	$—	$—	$—
Class B Shares	101	—	—	—	101	—	—	—	—	—
Amount	$1,005	$—	$—	$—	$1,005	$—	$—	$—	$—	$—
Class C Shares	105	—	(1)	—	104	—	—	—	—	—
Amount	$1,038	$—	$(4)	$—	$1,034	$—	$—	$—	$—	$—
Class I Shares	100	—	—	—	100	—	—	—	—	—
Amount	$1,000	$—	$—	$—	$1,000	$—	$—	$—	$—	$—
Class R3 Shares	100	—	—	—	100	—	—	—	—	—
Amount	$1,000	$—	$—	$—	$1,000	$—	$—	$—	$—	$—
Class R4 Shares	100	—	—	—	100	—	—	—	—	—
Amount	$1,000	$—	$—	$—	$1,000	$—	$—	$—	$—	$—
Class R5 Shares	100	—	—	—	100	—	—	—	—	—
Amount	$1,000	$—	$—	$—	$1,000	$—	$—	$—	$—	$—
Class Y Shares	1,000	—	—	—	1,000	—	—	—	—	—
Amount	$10,000	$—	$—	$—	$10,000	$—	$—	$—	$—	$—
Dividend and Growth Fund:
Class A Shares	28,976	10,493	(27,322)	—	12,147	24,817	9,647	(16,770)	—	17,694
Amount	$556,608	$216,318	$(502,446)	$—	$270,480	$541,443	$198,393	$(367,180)	$—	$372,656
Class B Shares	1,813	1,117	(4,749)	—	(1,819)	2,462	1,193	(3,550)	—	105
Amount	$34,327	$22,868	$(88,318)	$—	$(31,123)	$52,687	$23,931	$(76,451)	$—	$167
Class C Shares	2,241	1,031	(3,824)	—	(552)	2,480	1,041	(2,440)	—	1,081
Amount	$41,699	$21,027	$(69,316)	$—	$(6,590)	$53,014	$20,886	$(52,425)	$—	$21,475
Class I Shares	11,984	51	(546)	—	11,489	95	1	(14)	—	82
Amount	$210,565	$952	$(8,953)	$—	$202,564	$2,092	$13	$(303)	$—	$1,802
Class R3 Shares	30	—	(7)	—	23	8	—	—	—	8
Amount	$569	$13	$(146)	$—	$436	$170	$—	$(2)	$—	$168
Class R4 Shares	525	10	(49)	—	486	87	—	(2)	—	85
Amount	$10,068	$208	$(901)	$—	$9,375	$2,033	$1	$(43)	$—	$1,991
Class R5 Shares	14	1	(2)	—	13	8	—	—	—	8
Amount	$279	$16	$(37)	$—	$258	$193	$—	$—	$—	$193
Class Y Shares	23,180	1,110	(1,697)	—	22,593	5,596	459	(1,299)	—	4,756
Amount	$449,513	$22,787	$(27,333)	$—	$444,967	$128,524	$9,602	$(27,649)	$—	$110,477

	For the Year Ended October 31, 2008					For the Year Ended October 31, 2007
		Shares		Shares			Shares		Shares
		Issued for		Issued	Net Increase		Issued for		Issued	Net Increase
	Shares	Reinvested	Shares	from	(Decrease)	Shares	Reinvested	Shares	from	(Decrease)
	Sold	Dividends	Redeemed	Merger	of Shares	Sold	Dividends	Redeemed	Merger	of Shares

Equity Growth Allocation Fund:
Class A Shares	3,894	1,191	(2,598)	—	2,487	3,853	342	(1,839)	—	2,356
Amount	$47,768	$16,355	$(29,990)	$—	$34,133	$53,844	$4,488	$(26,095)	$—	$32,237
Class B Shares	629	301	(571)	—	359	811	83	(336)	—	558
Amount	$7,627	$4,107	$(6,585)	$—	$5,149	$11,300	$1,077	$(4,711)	$—	$7,666
Class C Shares	1,479	432	(1,200)	—	711	1,437	116	(708)	—	845
Amount	$17,894	$5,883	$(14,044)	$—	$9,733	$19,934	$1,505	$(9,897)	$—	$11,542
Class I Shares	82	—	(6)	—	76	3	—	—	—	3
Amount	$942	$8	$(49)	$—	$901	$48	$—	$(5)	$—	$43
Class R3 Shares	29	7	(12)	—	24	85	—	(24)	—	61
Amount	$341	$88	$(146)	$—	$283	$1,251	$—	$(341)	$—	$910
Class R4 Shares	302	7	(49)	—	260	31	—	(2)	—	29
Amount	$3,761	$87	$(542)	$—	$3,306	$446	$—	$(28)	$—	$418
Class R5 Shares	196	1	(18)	—	179	5	—	—	—	5
Amount	$2,367	$8	$(165)	$—	$2,210	$70	$—	$—	$—	$70
Equity Income Fund:
Class A Shares	11,842	2,683	(10,143)	—	4,382	14,930	2,316	(4,996)	—	12,250
Amount	$151,313	$36,274	$(125,328)	$—	$62,259	$215,310	$32,077	$(72,479)	$—	$174,908
Class B Shares	428	142	(931)	—	(361)	844	150	(618)	—	376
Amount	$5,527	$1,942	$(11,693)	$—	$(4,224)	$12,066	$2,058	$(8,972)	$—	$5,152
Class C Shares	467	188	(1,252)	—	(597)	980	208	(787)	—	401
Amount	$5,716	$2,567	$(15,708)	$—	$(7,425)	$14,015	$2,853	$(11,349)	$—	$5,519
Class I Shares	93	3	(16)	—	80	54	1	(3)	—	52
Amount	$1,039	$48	$(177)	$—	$910	$770	$17	$(37)	$—	$750
Class R3 Shares	2	—	—	—	2	6	—	—	—	6
Amount	$23	$4	$(8)	$—	$19	$93	$—	$—	$—	$93
Class R4 Shares	—	—	—	—	—	1	—	—	—	1
Amount	$—	$—	$—	$—	$—	$10	$—	$—	$—	$10
Class R5 Shares	—	—	—	—	—	1	—	—	—	1
Amount	$—	$—	$—	$—	$—	$10	$—	$—	$—	$10
Class Y Shares	794	498	(3,863)	—	(2,571)	8,385	336	(705)	—	8,016
Amount	$10,513	$6,745	$(39,562)	$—	$(22,304)	$115,771	$4,751	$(10,403)	$—	$110,119
Floating Rate Fund:
Class A Shares	42,614	5,242	(149,657)	—	(101,801)	218,998	8,343	(171,714)	—	55,627
Amount	$388,034	$47,024	$(1,353,632)	$—	$(918,574)	$2,209,638	$83,299	$(1,708,318)	$—	$584,619
Class B Shares	1,045	190	(2,862)	—	(1,627)	4,398	199	(1,474)	—	3,123
Amount	$9,526	$1,692	$(25,588)	$—	$(14,370)	$44,237	$1,986	$(14,582)	$—	$31,641
Class C Shares	22,066	5,084	(95,489)	—	(68,339)	150,707	5,721	(47,155)	—	109,273
Amount	$202,059	$45,465	$(856,498)	$—	$(608,974)	$1,519,091	$56,915	$(465,577)	$—	$1,110,429
Class I Shares	22,355	1,270	(41,211)	—	(17,586)	85,893	1,832	(52,278)	—	35,447
Amount	$201,916	$11,319	$(369,073)	$—	$(155,838)	$867,496	$18,271	$(519,197)	$—	$366,570
Class R3 Shares	49	3	(5)	—	47	29	—	—	—	29
Amount	$451	$29	$(44)	$—	$436	$286	$4	$—	$—	$290
Class R4 Shares	85	3	(17)	—	71	1	—	—	—	1
Amount	$782	$25	$(150)	$—	$657	$10	$1	$—	$—	$11
Class R5 Shares	1	1	(10)	—	(8)	26	1	(6)	—	21
Amount	$6	$9	$(91)	$—	$(76)	$264	$6	$(59)	$—	$211
Class Y Shares	3,794	635	(1,350)	—	3,079	6,189	492	(1,007)	—	5,674
Amount	$32,823	$5,625	$(11,830)	$—	$26,618	$61,841	$4,904	$(10,186)	$—	$56,559
Fundamental Growth Fund:
Class A Shares	755	357	(799)	—	313	185	—	(979)	—	(794)
Amount	$8,345	$4,174	$(8,299)	$—	$4,220	$2,384	$—	$(11,850)	$—	$(9,466)
Class B Shares	77	118	(243)	—	(48)	31	—	(347)	—	(316)
Amount	$819	$1,320	$(2,478)	$—	$(339)	$366	$—	$(4,095)	$—	$(3,729)
Class C Shares	210	126	(206)	—	130	162	—	(365)	—	(203)
Amount	$2,279	$1,405	$(2,089)	$—	$1,595	$1,986	$—	$(4,292)	$—	$(2,306)
Class Y Shares	1,387	4	(27)	—	1,364	9	—	(25)	—	(16)
Amount	$11,816	$41	$(280)	$—	$11,577	$118	$—	$(309)	$—	$(191)

The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc.

Notes to Financial Statements — (continued)
October 31, 2008
(000’s Omitted)

	For the Year Ended October 31, 2008					For the Year Ended October 31, 2007
		Shares		Shares			Shares		Shares
		Issued for		Issued	Net Increase		Issued for		Issued	Net Increase
	Shares	Reinvested	Shares	from	(Decrease)	Shares	Reinvested	Shares	from	(Decrease)
	Sold	Dividends	Redeemed	Merger	of Shares	Sold	Dividends	Redeemed	Merger	of Shares

Global Communications Fund:
Class A Shares	1,270	113	(1,406)	—	(23)	2,012	33	(1,441)	—	604
Amount	$11,947	$1,149	$(11,945)	$—	$1,151	$18,659	$281	$(13,339)	$—	$5,601
Class B Shares	155	21	(191)	—	(15)	176	7	(130)	—	53
Amount	$1,385	$210	$(1,589)	$—	$6	$1,566	$55	$(1,165)	$—	$456
Class C Shares	269	33	(513)	—	(211)	535	6	(183)	—	358
Amount	$2,451	$323	$(4,163)	$—	$(1,389)	$4,912	$53	$(1,651)	$—	$3,314
Class Y Shares	107	5	(119)	—	(7)	76	3	(110)	—	(31)
Amount	$1,142	$51	$(1,110)	$—	$83	$711	$23	$(1,051)	$—	$(317)
Global Equity Fund:
Class A Shares	1,961	—	(14)	—	1,947	—	—	—	—	—
Amount	$19,595	$—	$(129)	$—	$19,466	$—	$—	$—	$—	$—
Class B Shares	34	—	—	—	34	—	—	—	—	—
Amount	$331	$—	$—	$—	$331	$—	$—	$—	$—	$—
Class C Shares	35	—	—	—	35	—	—	—	—	—
Amount	$341	$—	$—	$—	$341	$—	$—	$—	$—	$—
Class I Shares	31	—	(1)	—	30	—	—	—	—	—
Amount	$311	$—	$(7)	$—	$304	$—	$—	$—	$—	$—
Class R3 Shares	30	—	—	—	30	—	—	—	—	—
Amount	$300	$—	$—	$—	$300	$—	$—	$—	$—	$—
Class R4 Shares	30	—	—	—	30	—	—	—	—	—
Amount	$300	$—	$—	$—	$300	$—	$—	$—	$—	$—
Class R5 Shares	30	—	—	—	30	—	—	—	—	—
Amount	$300	$—	$—	$—	$300	$—	$—	$—	$—	$—
Class Y Shares	30	—	—	—	30	—	—	—	—	—
Amount	$300	$—	$—	$—	$300	$—	$—	$—	$—	$—
Global Financial Services Fund:
Class A Shares	2,959	259	(2,492)	—	726	890	101	(791)	—	200
Amount	$28,547	$2,953	$(22,327)	$—	$9,173	$12,151	$1,348	$(11,136)	$—	$2,363
Class B Shares	169	37	(85)	—	121	32	18	(55)	—	(5)
Amount	$1,534	$417	$(805)	$—	$1,146	$445	$232	$(746)	$—	$(69)
Class C Shares	425	52	(213)	—	264	135	19	(77)	—	77
Amount	$4,096	$582	$(1,986)	$—	$2,692	$1,789	$254	$(1,036)	$—	$1,007
Class Y Shares	94	16	(23)	—	87	57	5	(23)	—	39
Amount	$911	$190	$(227)	$—	$874	$792	$67	$(325)	$—	$534
Global Growth Fund:
Class A Shares	2,818	2,438	(4,703)	—	553	1,845	1,100	(4,813)	—	(1,868)
Amount	$51,785	$50,714	$(79,690)	$—	$22,809	$38,457	$20,507	$(98,382)	$—	$(39,418)
Class B Shares	198	457	(1,596)	—	(941)	168	223	(1,104)	—	(713)
Amount	$3,339	$8,763	$(26,019)	$—	$(13,917)	$3,238	$3,904	$(21,185)	$—	$(14,043)
Class C Shares	221	419	(744)	—	(104)	189	190	(752)	—	(373)
Amount	$3,869	$8,096	$(11,730)	$—	$235	$3,679	$3,337	$(14,385)	$—	$(7,369)
Class R3 Shares	—	—	—	—	—	1	—	—	—	1
Amount	$8	$1	$—	$—	$9	$10	$—	$—	$—	$10
Class R4 Shares	27	—	(27)	—	—	1	—	—	—	1
Amount	$516	$1	$(500)	$—	$17	$10	$—	$—	$—	$10
Class R5 Shares	—	—	—	—	—	1	—	—	—	1
Amount	$10	$1	$—	$—	$11	$10	$—	$—	$—	$10
Class Y Shares	4,002	907	(210)	—	4,699	1,350	457	(2,728)	—	(921)
Amount	$53,425	$19,921	$(3,860)	$—	$69,486	$27,583	$8,887	$(62,533)	$—	$(26,063)

	For the Year Ended October 31, 2008					For the Year Ended October 31, 2007
		Shares		Shares			Shares		Shares
		Issued for		Issued	Net Increase		Issued for		Issued	Net Increase
	Shares	Reinvested	Shares	from	(Decrease)	Shares	Reinvested	Shares	from	(Decrease)
	Sold	Dividends	Redeemed	Merger	of Shares	Sold	Dividends	Redeemed	Merger	of Shares

Global Health Fund:
Class A Shares	6,482	1,678	(11,571)	—	(3,411)	10,768	732	(5,226)	—	6,274
Amount	$104,793	$28,823	$(174,098)	$—	$(40,482)	$194,696	$12,317	$(94,560)	$—	$112,453
Class B Shares	338	351	(1,509)	—	(820)	598	189	(857)	—	(70)
Amount	$5,133	$5,622	$(22,130)	$—	$(11,375)	$10,244	$3,013	$(14,588)	$—	$(1,331)
Class C Shares	1,437	515	(1,782)	—	170	2,773	214	(1,031)	—	1,956
Amount	$21,700	$8,271	$(26,055)	$—	$3,916	$47,545	$3,401	$(17,574)	$—	$33,372
Class I Shares	4,410	49	(1,892)	—	2,567	1,129	2	(383)	—	748
Amount	$63,808	$851	$(26,844)	$—	$37,815	$20,456	$27	$(6,861)	$—	$13,622
Class R3 Shares	35	—	(3)	—	32	6	—	—	—	6
Amount	$557	$7	$(43)	$—	$521	$111	$—	$—	$—	$111
Class R4 Shares	294	2	(26)	—	270	25	—	—	—	25
Amount	$4,897	$36	$(406)	$—	$4,527	$489	$—	$(8)	$—	$481
Class R5 Shares	110	1	(25)	—	86	22	—	—	—	22
Amount	$1,917	$25	$(431)	$—	$1,511	$439	$—	$—	$—	$439
Class Y Shares	29	777	(28)	—	778	30	405	(20)	—	415
Amount	$519	$14,028	$(493)	$—	$14,054	$569	$7,106	$(371)	$—	$7,304
Global Technology Fund:
Class A Shares	1,924	—	(2,860)	—	(936)	2,277	—	(1,706)	—	571
Amount	$11,500	$—	$(16,331)	$—	$(4,831)	$14,990	$—	$(10,548)	$—	$4,442
Class B Shares	177	—	(753)	—	(576)	255	—	(486)	—	(231)
Amount	$984	$—	$(4,058)	$—	$(3,074)	$1,555	$—	$(2,890)	$—	$(1,335)
Class C Shares	234	—	(402)	—	(168)	568	—	(437)	—	131
Amount	$1,308	$—	$(2,146)	$—	$(838)	$3,457	$—	$(2,577)	$—	$880
Class Y Shares	120	—	(233)	—	(113)	221	—	(52)	—	169
Amount	$694	$—	$(1,446)	$—	$(752)	$1,436	$—	$(326)	$—	$1,110
Growth Allocation Fund:
Class A Shares	8,156	3,356	(7,836)	—	3,676	9,767	1,184	(5,479)	—	5,472
Amount	$95,331	$43,714	$(88,553)	$—	$50,492	$128,577	$14,829	$(72,798)	$—	$70,608
Class B Shares	1,707	883	(1,974)	—	616	2,233	297	(1,149)	—	1,381
Amount	$20,111	$11,427	$(22,147)	$—	$9,391	$29,169	$3,694	$(15,130)	$—	$17,733
Class C Shares	4,885	1,351	(5,357)	—	879	4,655	452	(2,909)	—	2,198
Amount	$56,954	$17,474	$(59,767)	$—	$14,661	$60,997	$5,620	$(37,965)	$—	$28,652
Class I Shares	122	6	(30)	—	98	56	—	(2)	—	54
Amount	$1,352	$75	$(338)	$—	$1,089	$719	$5	$(22)	$—	$702
Class R3 Shares	3	—	(1)	—	2	4	—	—	—	4
Amount	$30	$5	$(7)	$—	$28	$52	$—	$(2)	$—	$50
Class R4 Shares	707	9	(174)	—	542	22	—	—	—	22
Amount	$8,547	$120	$(1,950)	$—	$6,717	$308	$—	$—	$—	$308
Class R5 Shares	320	5	(40)	—	285	54	—	—	—	54
Amount	$3,486	$65	$(468)	$—	$3,083	$757	$—	$—	$—	$757

The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc.

Notes to Financial Statements — (continued)
October 31, 2008
(000’s Omitted)

	For the Year Ended October 31, 2008					For the Year Ended October 31, 2007
		Shares		Shares			Shares		Shares
		Issued for		Issued	Net Increase		Issued for		Issued	Net Increase
	Shares	Reinvested	Shares	from	(Decrease)	Shares	Reinvested	Shares	from	(Decrease)
	Sold	Dividends	Redeemed	Merger	of Shares	Sold	Dividends	Redeemed	Merger	of Shares

Growth Fund:
Class A Shares	7,001	2,200	(13,530)	—	(4,329)	7,305	2,346	(18,446)	—	(8,795)
Amount	$113,372	$40,350	$(214,303)	$—	$(60,581)	$133,123	$40,196	$(338,568)	$—	$(165,249)
Class B Shares	171	209	(602)	—	(222)	171	216	(848)	—	(461)
Amount	$2,467	$3,267	$(8,368)	$—	$(2,634)	$2,712	$3,228	$(13,490)	$—	$(7,550)
Class C Shares	924	383	(1,189)	—	118	900	377	(1,899)	—	(622)
Amount	$13,449	$6,019	$(16,261)	$—	$3,207	$14,420	$5,646	$(30,311)	$—	$(10,245)
Class H Shares	—	—	—	—	—	13	79	(91)	(929)	(928)
Amount	$—	$—	$—	$—	$—	$206	$1,195	$(1,416)	$(30,962)	$(30,977)
Class I Shares	3,121	143	(812)	—	2,452	1,763	69	(269)	—	1,563
Amount	$45,587	$2,621	$(12,898)	$—	$35,310	$32,846	$1,183	$(5,102)	$—	$28,927
Class L Shares	286	1,205	(2,067)	—	(576)	334	1,038	(2,977)	1,875	270
Amount	$4,837	$22,498	$(34,681)	$—	$(7,346)	$6,186	$18,026	$(55,354)	$65,128	$33,986
Class M Shares	—	—	—	—	—	19	83	(87)	(987)	(972)
Amount	$—	$—	$—	$—	$—	$303	$1,257	$(1,381)	$(26,545)	$(26,366)
Class N Shares	—	—	—	—	—	3	20	(15)	(241)	(233)
Amount	$—	$—	$—	$—	$—	$50	$299	$(231)	$(7,621)	$(7,503)
Class R3 Shares	4	—	(1)	—	3	1	—	—	—	1
Amount	$74	$1	$(8)	$—	$67	$14	$—	$—	$—	$14
Class R4 Shares	118	1	(15)	—	104	13	—	—	—	13
Amount	$2,068	$21	$(239)	$—	$1,850	$262	$—	$—	$—	$262
Class R5 Shares	3	—	(2)	—	1	3	—	—	—	3
Amount	$51	$4	$(24)	$—	$31	$56	$—	$—	$—	$56
Class Y Shares	5,427	392	(885)	—	4,934	600	430	(3,230)	—	(2,200)
Amount	$78,920	$7,436	$(13,756)	$—	$72,600	$11,539	$7,557	$(59,737)	$—	$(40,641)
Growth Opportunities Fund:
Class A Shares	55,432	2,211	(21,951)	—	35,692	15,381	578	(4,396)	—	11,563
Amount	$1,510,495	$70,296	$(574,779)	$—	$1,006,012	$516,607	$15,959	$(143,491)	$—	$389,075
Class B Shares	1,044	268	(544)	—	768	556	115	(255)	—	416
Amount	$24,914	$6,998	$(11,947)	$—	$19,965	$15,785	$2,687	$(6,754)	$—	$11,718
Class C Shares	9,446	731	(3,186)	—	6,991	4,662	147	(449)	—	4,360
Amount	$228,725	$19,107	$(68,108)	$—	$179,724	$135,776	$3,440	$(11,927)	$—	$127,289
Class H Shares	—	—	—	—	—	20	116	(111)	(1,339)	(1,314)
Amount	$—	$—	$—	$—	$—	$491	$2,764	$(2,756)	$(56,180)	$(55,681)
Class I Shares	7,590	140	(2,442)	—	5,288	1,087	—	(31)	—	1,056
Amount	$209,392	$4,469	$(60,555)	$—	$153,306	$38,286	$6	$(1,089)	$—	$37,203
Class L Shares	369	2,666	(2,388)	—	647	420	1,407	(2,762)	2,047	1,112
Amount	$10,537	$86,483	$(67,920)	$—	$29,100	$13,195	$39,412	$(87,707)	$96,854	$61,754
Class M Shares	—	—	—	—	—	17	73	(59)	(858)	(827)
Amount	$—	$—	$—	$—	$—	$403	$1,744	$(1,455)	$(32,158)	$(31,466)
Class N Shares	—	—	—	—	—	5	18	(12)	(219)	(208)
Amount	$—	$—	$—	$—	$—	$112	$434	$(278)	$(8,516)	$(8,248)
Class R3 Shares	337	1	(64)	—	274	8	—	—	—	8
Amount	$9,476	$36	$(1,560)	$—	$7,952	$284	$—	$—	$—	$284
Class R4 Shares	961	14	(65)	—	910	87	—	—	—	87
Amount	$27,725	$457	$(1,668)	$—	$26,514	$3,230	$—	$—	$—	$3,230
Class R5 Shares	183	—	(21)	—	162	3	—	(1)	—	2
Amount	$5,224	$11	$(557)	$—	$4,678	$90	$—	$(23)	$—	$67
Class Y Shares	3,868	428	(910)	—	3,386	1,097	134	(1,420)	1,238	1,049
Amount	$91,223	$14,117	$(28,034)	$—	$77,306	$35,903	$3,797	$(43,801)	$44,879	$40,778
Class Z Shares	—	—	—	—	—	5	79	(41)	(1,190)	(1,147)
Amount	$—	$—	$—	$—	$—	$139	$2,327	$(1,256)	$(44,879)	$(43,669)

	For the Year Ended October 31, 2008					For the Year Ended October 31, 2007
		Shares		Shares			Shares		Shares
		Issued for		Issued	Net Increase		Issued for		Issued	Net Increase
	Shares	Reinvested	Shares	from	(Decrease)	Shares	Reinvested	Shares	from	(Decrease)
	Sold	Dividends	Redeemed	Merger	of Shares	Sold	Dividends	Redeemed	Merger	of Shares

High Yield Fund:
Class A Shares	10,759	1,429	(12,581)	—	(393)	6,317	1,394	(10,077)	—	(2,366)
Amount	$74,918	$10,120	$(90,306)	$—	$(5,268)	$50,836	$11,191	$(80,889)	$—	$(18,862)
Class B Shares	316	197	(1,272)	—	(759)	586	205	(1,493)	—	(702)
Amount	$2,252	$1,397	$(9,082)	$—	$(5,433)	$4,737	$1,641	$(11,969)	$—	$(5,591)
Class C Shares	1,843	205	(2,556)	—	(508)	963	194	(1,773)	—	(616)
Amount	$13,308	$1,452	$(18,398)	$—	$(3,638)	$7,721	$1,556	$(14,255)	$—	$(4,978)
Class I Shares	142	5	(25)	—	122	19	—	—	—	19
Amount	$1,016	$31	$(169)	$—	$878	$150	$1	$—	$—	$151
Class R3 Shares	2	—	—	—	2	1	—	—	—	1
Amount	$7	$1	$—	$—	$8	$10	$1	$—	$—	$11
Class R4 Shares	—	—	—	—	—	1	—	—	—	1
Amount	$—	$1	$—	$—	$1	$10	$1	$—	$—	$11
Class R5 Shares	—	—	—	—	—	1	—	—	—	1
Amount	$—	$1	$—	$—	$1	$10	$1	$—	$—	$11
Class Y Shares	2,333	112	(639)	—	1,806	227	38	(2,724)	—	(2,459)
Amount	$15,615	$778	$(4,580)	$—	$11,813	$1,843	$306	$(21,753)	$—	$(19,604)
High Yield Municipal Bond Fund:
Class A Shares	25,895	436	(7,649)	—	18,682	5,215	38	(363)	—	4,890
Amount	$225,224	$3,641	$(64,546)	$—	$164,319	$50,395	$360	$(3,468)	$—	$47,287
Class B Shares	575	10	(84)	—	501	149	1	(9)	—	141
Amount	$5,013	$83	$(727)	$—	$4,369	$1,445	$10	$(80)	$—	$1,375
Class C Shares	10,561	131	(1,336)	—	9,356	1,221	5	(39)	—	1,187
Amount	$91,857	$1,083	$(10,980)	$—	$81,960	$11,736	$48	$(381)	$—	$11,403
Class I Shares	8,828	182	(2,309)	—	6,701	802	4	(79)	—	727
Amount	$76,859	$1,510	$(19,089)	$—	$59,280	$7,656	$42	$(744)	$—	$6,954
Income Allocation Fund:
Class A Shares	2,659	190	(2,026)	—	823	1,971	130	(1,187)	—	914
Amount	$25,406	$1,813	$(18,741)	$—	$8,478	$19,522	$1,280	$(11,711)	$—	$9,091
Class B Shares	277	22	(235)	—	64	140	17	(132)	—	25
Amount	$2,664	$213	$(2,236)	$—	$641	$1,388	$164	$(1,305)	$—	$247
Class C Shares	1,066	40	(674)	—	432	461	25	(418)	—	68
Amount	$10,246	$378	$(6,313)	$—	$4,311	$4,555	$243	$(4,129)	$—	$669
Class I Shares	36	4	(79)	—	(39)	114	2	(3)	—	113
Amount	$348	$38	$(759)	$—	$(373)	$1,120	$22	$(28)	$—	$1,114
Class R3 Shares	1	—	—	—	1	1	—	—	—	1
Amount	$10	$1	$—	$—	$11	$10	$—	$—	$—	$10
Class R4 Shares	163	3	(42)	—	124	10	—	—	—	10
Amount	$1,558	$27	$(403)	$—	$1,182	$94	$1	$—	$—	$95
Class R5 Shares	10	—	(1)	—	9	1	—	—	—	1
Amount	$93	$1	$(11)	$—	$83	$10	$—	$—	$—	$10
Income Fund:
Class A Shares	5,059	410	(5,290)	—	179	7,126	267	(1,318)	—	6,075
Amount	$49,096	$3,912	$(50,943)	$—	$2,065	$73,438	$2,725	$(13,491)	$—	$62,672
Class B Shares	343	38	(412)	—	(31)	461	32	(221)	—	272
Amount	$3,347	$368	$(3,967)	$—	$(252)	$4,737	$323	$(2,257)	$—	$2,803
Class C Shares	1,001	44	(881)	—	164	1,025	34	(438)	—	621
Amount	$9,674	$423	$(8,460)	$—	$1,637	$10,549	$352	$(4,492)	$—	$6,409
Class Y Shares	2,605	1,250	(8,011)	—	(4,156)	14,767	829	(393)	—	15,203
Amount	$25,488	$11,985	$(71,433)	$—	$(33,960)	$151,487	$8,464	$(4,049)	$—	$155,902

The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc.

Notes to Financial Statements — (continued)
October 31, 2008
(000’s Omitted)

	For the Year Ended October 31, 2008					For the Year Ended October 31, 2007
		Shares		Shares			Shares		Shares
		Issued for		Issued	Net Increase		Issued for		Issued	Net Increase
	Shares	Reinvested	Shares	from	(Decrease)	Shares	Reinvested	Shares	from	(Decrease)
	Sold	Dividends	Redeemed	Merger	of Shares	Sold	Dividends	Redeemed	Merger	of Shares

Inflation Plus Fund:
Class A Shares	25,993	1,034	(12,853)	—	14,174	2,991	522	(13,253)	—	(9,740)
Amount	$288,295	$11,450	$(140,715)	$—	$159,030	$31,148	$5,450	$(137,831)	$—	$(101,233)
Class B Shares	2,544	258	(1,479)	—	1,323	178	167	(2,739)	—	(2,394)
Amount	$28,133	$2,852	$(16,122)	$—	$14,863	$1,866	$1,735	$(28,480)	$—	$(24,879)
Class C Shares	14,894	669	(5,776)	—	9,787	1,160	358	(10,227)	—	(8,709)
Amount	$165,357	$7,411	$(62,854)	$—	$109,914	$12,070	$3,723	$(106,192)	$—	$(90,399)
Class I Shares	4,848	56	(2,466)	—	2,438	989	4	(667)	—	326
Amount	$53,494	$615	$(26,032)	$—	$28,077	$10,299	$46	$(6,969)	$—	$3,376
Class R3 Shares	38	1	(18)	—	21	1	—	—	—	1
Amount	$424	$6	$(193)	$—	$237	$10	$—	$—	$—	$10
Class R4 Shares	1	—	—	—	1	1	—	—	—	1
Amount	$7	$1	$—	$—	$8	$10	$—	$—	$—	$10
Class R5 Shares	2	—	—	—	2	1	—	—	—	1
Amount	$18	$1	$—	$—	$19	$10	$—	$—	$—	$10
Class Y Shares	3,285	920	(5,452)	—	(1,247)	6,291	411	(4,815)	—	1,887
Amount	$36,316	$10,241	$(59,839)	$—	$(13,282)	$66,154	$4,301	$(50,148)	$—	$20,307
International Growth Fund:
Class A Shares	7,582	3,405	(8,039)	—	2,948	10,801	1,390	(3,690)	—	8,501
Amount	$101,116	$53,556	$(94,621)	$—	$60,051	$165,526	$19,326	$(57,196)	$—	$127,656
Class B Shares	472	432	(869)	—	35	803	221	(478)	—	546
Amount	$6,061	$6,447	$(9,647)	$—	$2,861	$11,789	$2,963	$(7,160)	$—	$7,592
Class C Shares	795	539	(1,277)	—	57	1,020	279	(659)	—	640
Amount	$10,626	$8,047	$(14,258)	$—	$4,415	$15,136	$3,729	$(9,831)	$—	$9,034
Class I Shares	13,176	22	(1,124)	—	12,074	194	—	(7)	—	187
Amount	$150,705	$344	$(10,022)	$—	$141,027	$3,137	$2	$(116)	$—	$3,023
Class R3 Shares	45	—	(5)	—	40	1	—	—	—	1
Amount	$526	$2	$(56)	$—	$472	$12	$—	$—	$—	$12
Class R4 Shares	19	—	(1)	—	18	1	—	—	—	1
Amount	$261	$2	$(9)	$—	$254	$10	$—	$—	$—	$10
Class R5 Shares	—	—	—	—	—	1	—	—	—	1
Amount	$—	$2	$—	$—	$2	$10	$—	$—	$—	$10
Class Y Shares	3,697	588	(794)	—	3,491	3,602	243	(4,565)	—	(720)
Amount	$46,346	$9,496	$(10,151)	$—	$45,691	$63,866	$3,442	$(67,208)	$—	$100
International Opportunities Fund:
Class A Shares	6,013	1,986	(4,290)	—	3,709	3,166	296	(2,252)	—	1,210
Amount	$95,937	$35,697	$(62,032)	$—	$69,602	$56,961	$4,823	$(40,780)	$—	$21,004
Class B Shares	565	345	(940)	—	(30)	369	53	(500)	—	(78)
Amount	$8,474	$5,720	$(13,207)	$—	$987	$6,202	$803	$(8,448)	$—	$(1,443)
Class C Shares	1,390	283	(658)	—	1,015	427	37	(307)	—	157
Amount	$20,809	$4,645	$(8,649)	$—	$16,805	$7,230	$563	$(5,077)	$—	$2,716
Class I Shares	14	—	—	—	14	—	—	—	—	—
Amount	$207	$—	$—	$—	$207	$—	$—	$—	$—	$—
Class R3 Shares	6	—	—	—	6	1	—	—	—	1
Amount	$85	$4	$—	$—	$89	$22	$—	$—	$—	$22
Class R4 Shares	96	—	(2)	—	94	1	—	—	—	1
Amount	$994	$2	$(21)	$—	$975	$10	$—	$—	$—	$10
Class R5 Shares	—	—	—	—	—	1	—	—	—	1
Amount	$5	$2	$—	$—	$7	$10	$—	$—	$—	$10
Class Y Shares	1,549	1,024	(1,498)	—	1,075	3,199	172	(347)	—	3,024
Amount	$23,674	$19,072	$(18,963)	$—	$23,783	$53,504	$2,916	$(6,258)	$—	$50,162

	For the Year Ended October 31, 2008					For the Year Ended October 31, 2007
		Shares		Shares			Shares		Shares
		Issued for		Issued	Net Increase		Issued for		Issued	Net Increase
	Shares	Reinvested	Shares	from	(Decrease)	Shares	Reinvested	Shares	from	(Decrease)
	Sold	Dividends	Redeemed	Merger	of Shares	Sold	Dividends	Redeemed	Merger	of Shares

International Small Company Fund:
Class A Shares	2,993	1,057	(6,034)	—	(1,984)	5,567	613	(1,981)	—	4,199
Amount	$39,053	$15,812	$(72,719)	$—	$(17,854)	$89,909	$8,847	$(32,036)	$—	$66,720
Class B Shares	156	150	(402)	—	(96)	437	109	(179)	—	367
Amount	$2,020	$2,156	$(4,681)	$—	$(505)	$6,793	$1,512	$(2,811)	$—	$5,494
Class C Shares	304	230	(963)	—	(429)	1,032	162	(458)	—	736
Amount	$3,886	$3,279	$(11,463)	$—	$(4,298)	$16,059	$2,221	$(7,108)	$—	$11,172
Class I Shares	265	2	(76)	—	191	10	—	—	—	10
Amount	$2,796	$29	$(689)	$—	$2,136	$161	$—	$—	$—	$161
Class Y Shares	1,470	1,072	(2,550)	—	(8)	2,568	851	(1,464)	—	1,955
Amount	$19,741	$16,242	$(24,579)	$—	$11,404	$39,453	$12,445	$(22,682)	$—	$29,216
LargeCap Growth Fund:
Class A Shares	136	19	(53)	—	102	1,039	1	(14)	—	1,026
Amount	$1,184	$195	$(485)	$—	$894	$10,441	$12	$(148)	$—	$10,305
Class B Shares	21	1	(5)	—	17	33	—	—	—	33
Amount	$180	$6	$(42)	$—	$144	$334	$—	$(3)	$—	$331
Class C Shares	44	1	(8)	—	37	55	—	(5)	—	50
Amount	$413	$10	$(63)	$—	$360	$561	$—	$(58)	$—	$503
Class Y Shares	773	—	(29)	—	744	10	—	—	—	10
Amount	$5,505	$2	$(177)	$—	$5,330	$100	$—	$—	$—	$100
MidCap Fund:
Class A Shares	11,241	15,211	(18,426)	—	8,026	8,999	13,077	(12,662)	—	9,414
Amount	$222,250	$326,053	$(354,389)	$—	$193,914	$220,455	$283,246	$(309,142)	$—	$194,559
Class B Shares	174	3,713	(7,388)	—	(3,501)	179	3,711	(4,364)	—	(474)
Amount	$3,113	$70,283	$(128,029)	$—	$(54,633)	$3,829	$72,995	$(96,871)	$—	$(20,047)
Class C Shares	258	4,118	(4,803)	—	(427)	227	3,958	(3,794)	—	391
Amount	$4,710	$78,620	$(82,918)	$—	$412	$4,749	$78,338	$(83,792)	$—	$(705)
Class Y Shares	6,624	845	(1,795)	—	5,674	820	1,186	(4,212)	—	(2,206)
Amount	$140,256	$19,580	$(37,699)	$—	$122,137	$21,314	$27,346	$(111,736)	$—	$(63,076)
MidCap Growth Fund (formerly known as Select MidCap Growth Fund):
Class A Shares	808	248	(687)	1,423	1,792	590	89	(1,032)	—	(353)
Amount	$7,212	$2,583	$(6,080)	$13,927	$17,642	$7,136	$977	$(12,027)	$—	$(3,914)
Class B Shares	112	53	(149)	62	78	88	14	(75)	—	27
Amount	$984	$542	$(1,351)	$592	$767	$1,049	$150	$(878)	$—	$321
Class C Shares	173	52	(215)	120	130	118	14	(96)	—	36
Amount	$1,566	$522	$(1,891)	$1,147	$1,344	$1,395	$153	$(1,121)	$—	$427
Class Y Shares	—	1	—	12	13	1	55	(2,588)	—	(2,532)
Amount	$—	$14	$—	$118	$132	$2	$616	$(29,285)	$—	$(28,667)
MidCap Value Fund:
Class A Shares	386	4,447	(6,258)	—	(1,425)	319	3,037	(3,261)	—	95
Amount	$3,761	$50,611	$(60,005)	$—	$(5,633)	$4,580	$38,842	$(46,879)	$—	$(3,457)
Class B Shares	58	975	(1,371)	—	(338)	57	668	(847)	—	(122)
Amount	$559	$10,316	$(12,204)	$—	$(1,329)	$770	$8,114	$(11,479)	$—	$(2,595)
Class C Shares	54	979	(1,519)	—	(486)	45	654	(708)	—	(9)
Amount	$525	$10,367	$(13,525)	$—	$(2,633)	$582	$7,941	$(9,639)	$—	$(1,116)
Class Y Shares	1,236	27	(229)	—	1,034	85	155	(2,186)	—	(1,946)
Amount	$13,312	$318	$(2,269)	$—	$11,361	$1,301	$2,054	$(30,826)	$—	$(27,471)

The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc.

Notes to Financial Statements — (continued)
October 31, 2008
(000’s Omitted)

	For the Year Ended October 31, 2008					For the Year Ended October 31, 2007
		Shares		Shares			Shares		Shares
		Issued for		Issued	Net Increase		Issued for		Issued	Net Increase
	Shares	Reinvested	Shares	from	(Decrease)	Shares	Reinvested	Shares	from	(Decrease)
	Sold	Dividends	Redeemed	Merger	of Shares	Sold	Dividends	Redeemed	Merger	of Shares

Money Market Fund:
Class A Shares	630,595	7,915	(465,833)	—	172,677	393,471	10,410	(296,601)	—	107,280
Amount	$630,595	$7,915	$(465,833)	$—	$172,677	$393,471	$10,410	$(296,601)	$—	$107,280
Class B Shares	76,206	496	(39,240)	—	37,462	26,068	892	(25,736)	—	1,224
Amount	$76,206	$496	$(39,240)	$—	$37,462	$26,068	$892	$(25,736)	$—	$1,224
Class C Shares	238,390	1,260	(158,807)	—	80,843	105,566	972	(63,960)	—	42,579
Amount	$238,390	$1,260	$(158,807)	$—	$80,843	$105,567	$972	$(63,960)	$—	$42,579
Class R3 Shares	554	1	(35)	—	520	10	—	—	—	10
Amount	$554	$1	$(35)	$—	$520	$10	$—	$—	$—	$10
Class R4 Shares	140,651	1,288	(10,452)	—	131,487	20,222	81	(3,064)	—	17,239
Amount	$140,651	$1,288	$(10,452)	$—	$131,487	$20,222	$81	$(3,064)	$—	$17,239
Class R5 Shares	9,570	120	(2,073)	—	7,617	1,339	5	(115)	—	1,229
Amount	$9,570	$120	$(2,073)	$—	$7,617	$1,339	$5	$(115)	$—	$1,229
Class Y Shares	4,020	83	(5,209)	—	(1,106)	2,384	175	(13,480)	—	(10,921)
Amount	$4,020	$83	$(5,209)	$—	$(1,106)	$2,384	$175	$(13,480)	$—	$(10,921)
Retirement Income Fund:
Class A Shares	238	20	(101)	—	157	373	5	(123)	—	255
Amount	$2,239	$187	$(913)	$—	$1,513	$3,686	$50	$(1,213)	$—	$2,523
Class B Shares	35	1	(10)	—	26	2	1	—	—	3
Amount	$314	$13	$(91)	$—	$236	$30	$5	$(2)	$—	$33
Class C Shares	111	3	(19)	—	95	13	1	(7)	—	7
Amount	$1,048	$26	$(176)	$—	$898	$140	$5	$(72)	$—	$73
Class R3 Shares	8	—	(2)	—	6	1	—	—	—	1
Amount	$78	$2	$(22)	$—	$58	$10	$—	$—	$—	$10
Class R4 Shares	215	4	(34)	—	185	2	—	—	—	2
Amount	$2,024	$35	$(298)	$—	$1,761	$16	$—	$—	$—	$16
Class R5 Shares	116	2	(82)	—	36	1	—	—	—	1
Amount	$1,099	$23	$(645)	$—	$477	$10	$—	$—	$—	$10
Class Y Shares	—	1	(13)	—	(12)	—	—	—	—	—
Amount	$—	$7	$(124)	$—	$(117)	$—	$4	$—	$—	$4
Select MidCap Value Fund:
Class A Shares	673	369	(1,867)	—	(825)	1,595	158	(2,392)	—	(639)
Amount	$6,335	$3,806	$(17,463)	$—	$(7,322)	$20,561	$1,909	$(29,814)	$—	$(7,344)
Class B Shares	64	42	(139)	—	(33)	165	14	(155)	—	24
Amount	$589	$424	$(1,213)	$—	$(200)	$2,109	$167	$(1,919)	$—	$357
Class C Shares	82	80	(443)	—	(281)	281	25	(216)	—	90
Amount	$751	$805	$(4,124)	$—	$(2,568)	$3,582	$293	$(2,669)	$—	$1,206
Class Y Shares	431	573	(1,429)	—	(425)	4,200	42	(1,446)	—	2,796
Amount	$4,412	$5,922	$(11,148)	$—	$(814)	$52,162	$503	$(17,751)	$—	$34,914
Select SmallCap Value Fund:
Class A Shares	293	127	(97)	—	323	181	3	(12)	—	172
Amount	$2,539	$1,316	$(863)	$—	$2,992	$2,135	$30	$(144)	$—	$2,021
Class B Shares	19	4	(8)	—	15	27	—	(5)	—	22
Amount	$175	$36	$(77)	$—	$134	$310	$1	$(56)	$—	$255
Class C Shares	67	5	(42)	—	30	44	—	(6)	—	38
Amount	$610	$49	$(329)	$—	$330	$513	$1	$(66)	$—	$448
Class Y Shares	1,452	663	(1,273)	—	842	7,695	31	(138)	—	7,588
Amount	$14,128	$6,870	$(9,318)	$—	$11,680	$85,148	$342	$(1,610)	$—	$83,880
Short Duration Fund:
Class A Shares	5,432	124	(4,017)	—	1,539	2,489	104	(1,770)	—	823
Amount	$52,093	$1,186	$(38,374)	$—	$14,905	$24,579	$1,030	$(17,474)	$—	$8,135
Class B Shares	328	15	(354)	—	(11)	246	20	(303)	—	(37)
Amount	$3,124	$145	$(3,400)	$—	$(131)	$2,435	$200	$(2,997)	$—	$(362)
Class C Shares	2,886	49	(2,304)	—	631	2,035	43	(1,259)	—	819
Amount	$27,690	$470	$(22,048)	$—	$6,112	$20,088	$425	$(12,408)	$—	$8,105
Class Y Shares	2,212	603	(5,607)	—	(2,792)	5,807	688	(2,332)	—	4,163
Amount	$21,156	$5,768	$(52,447)	$—	$(25,523)	$57,368	$6,779	$(23,005)	$—	$41,142

	For the Year Ended October 31, 2008					For the Year Ended October 31, 2007
		Shares		Shares			Shares		Shares
		Issued for		Issued	Net Increase		Issued for		Issued	Net Increase
	Shares	Reinvested	Shares	from	(Decrease)	Shares	Reinvested	Shares	from	(Decrease)
	Sold	Dividends	Redeemed	Merger	of Shares	Sold	Dividends	Redeemed	Merger	of Shares

Small Company Fund:
Class A Shares	11,324	1,490	(4,107)	—	8,707	5,299	808	(2,865)	—	3,242
Amount	$201,298	$30,285	$(72,540)	$—	$159,043	$118,201	$16,243	$(63,126)	$—	$71,318
Class B Shares	203	317	(1,083)	—	(563)	275	251	(774)	—	(248)
Amount	$3,295	$5,795	$(17,857)	$—	$(8,767)	$5,581	$4,640	$(15,712)	$—	$(5,491)
Class C Shares	1,097	366	(787)	—	676	724	223	(483)	—	464
Amount	$17,871	$6,702	$(12,454)	$—	$12,119	$14,764	$4,116	$(9,834)	$—	$9,046
Class I Shares	1,008	20	(282)	—	746	161	—	(6)	—	155
Amount	$17,944	$406	$(4,659)	$—	$13,691	$3,715	$8	$(139)	$—	$3,584
Class R3 Shares	273	1	(66)	—	208	7	—	—	—	7
Amount	$5,284	$20	$(1,217)	$—	$4,087	$176	$—	$(9)	$—	$167
Class R4 Shares	1,119	47	(234)	—	932	393	—	(14)	—	379
Amount	$21,464	$1,013	$(4,412)	$—	$18,065	$9,299	$—	$(336)	$—	$8,963
Class R5 Shares	595	3	(87)	—	511	23	—	—	—	23
Amount	$11,698	$57	$(1,624)	$—	$10,131	$584	$—	$—	$—	$584
Class Y Shares	4,810	901	(1,388)	—	4,323	4,071	395	(1,786)	—	2,680
Amount	$93,771	$19,626	$(23,657)	$—	$89,740	$93,512	$8,399	$(40,994)	$—	$60,917
SmallCap Growth Fund:
Class A Shares	899	556	(2,047)	—	(592)	2,612	—	(5,087)	—	(2,475)
Amount	$22,336	$15,454	$(51,413)	$—	$(13,623)	$85,441	$—	$(165,947)	$—	$(80,506)
Class B Shares	59	74	(177)	—	(44)	52	—	(151)	—	(99)
Amount	$1,314	$1,809	$(3,913)	$—	$(790)	$1,528	$—	$(4,446)	$—	$(2,918)
Class C Shares	106	98	(348)	—	(144)	206	—	(266)	—	(60)
Amount	$2,375	$2,399	$(7,761)	$—	$(2,987)	$6,009	$—	$(7,807)	$—	$(1,798)
Class H Shares	—	—	—	—	—	7	—	(41)	(448)	(482)
Amount	$—	$—	$—	$—	$—	$203	$—	$(1,174)	$(24,087)	$(25,058)
Class I Shares	105	14	(86)	—	33	156	—	(27)	—	129
Amount	$2,604	$407	$(2,216)	$—	$795	$5,194	$—	$(894)	$—	$4,300
Class L Shares	123	480	(676)	—	(73)	128	—	(827)	1,010	311
Amount	$3,116	$13,446	$(17,155)	$—	$(593)	$4,237	$—	$(27,454)	$59,181	$35,964
Class M Shares	—	—	—	—	—	8	—	(36)	(485)	(513)
Amount	$—	$—	$—	$—	$—	$245	$—	$(1,028)	$(25,120)	$(25,903)
Class N Shares	—	—	—	—	—	4	—	(18)	(193)	(207)
Amount	$—	$—	$—	$—	$—	$108	$—	$(513)	$(9,974)	$(10,379)
Class R3 Shares	—	—	—	—	—	—	—	—	—	—
Amount	$3	$1	$—	$—	$4	$10	$—	$—	$—	$10
Class R4 Shares	77	1	(18)	—	60	9	—	—	—	9
Amount	$1,985	$30	$(473)	$—	$1,542	$314	$—	$(12)	$—	$302
Class R5 Shares	2	—	—	—	2	—	—	—	—	—
Amount	$65	$1	$(11)	$—	$55	$10	$—	$—	$—	$10
Class Y Shares	484	161	(402)	—	243	1,060	—	(3,085)	—	(2,025)
Amount	$12,562	$4,585	$(10,638)	$—	$6,509	$35,926	$—	$(98,932)	$—	$(63,006)
Stock Fund:
Class A Shares	2,665	31	(7,525)	—	(4,829)	3,048	138	(8,521)	—	(5,335)
Amount	$54,575	$705	$(150,815)	$—	$(95,535)	$69,797	$3,020	$(194,695)	$—	$(121,878)
Class B Shares	158	—	(3,108)	—	(2,950)	253	—	(4,166)	—	(3,913)
Amount	$2,991	$—	$(58,785)	$—	$(55,794)	$5,345	$—	$(88,701)	$—	$(83,356)
Class C Shares	195	—	(1,503)	—	(1,308)	185	—	(1,836)	—	(1,651)
Amount	$3,508	$—	$(27,967)	$—	$(24,459)	$3,912	$—	$(39,151)	$—	$(35,239)
Class I Shares	5	—	—	—	5	—	—	—	—	—
Amount	$100	$—	$—	$—	$100	$—	$—	$—	$—	$—
Class R3 Shares	—	—	(1)	—	(1)	2	—	—	—	2
Amount	$11	$—	$(15)	$—	$(4)	$41	$—	$(1)	$—	$40
Class R4 Shares	—	—	—	—	—	2	—	—	—	2
Amount	$10	$—	$—	$—	$10	$40	$—	$—	$—	$40
Class R5 Shares	—	—	—	—	—	—	—	—	—	—
Amount	$—	$—	$—	$—	$—	$10	$—	$—	$—	$10
Class Y Shares	903	20	(358)	—	565	536	45	(3,706)	—	(3,125)
Amount	$19,420	$469	$(6,059)	$—	$13,830	$12,633	$1,030	$(90,965)	$—	$(77,302)

The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc.

Notes to Financial Statements — (continued)
October 31, 2008
(000’s Omitted)

	For the Year Ended October 31, 2008					For the Year Ended October 31, 2007
		Shares		Shares			Shares		Shares
		Issued for		Issued	Net Increase		Issued for		Issued	Net Increase
	Shares	Reinvested	Shares	from	(Decrease)	Shares	Reinvested	Shares	from	(Decrease)
	Sold	Dividends	Redeemed	Merger	of Shares	Sold	Dividends	Redeemed	Merger	of Shares

Strategic Income Fund:
Class A Shares	12,059	415	(6,100)	—	6,374	5,219	75	(888)	—	4,406
Amount	$111,930	$3,769	$(54,644)	$—	$61,055	$51,016	$730	$(8,594)	$—	$43,152
Class B Shares	816	24	(253)	—	587	271	3	(3)	—	271
Amount	$7,570	$214	$(2,287)	$—	$5,497	$2,640	$28	$(27)	$—	$2,641
Class C Shares	9,710	244	(2,509)	—	7,445	1,767	12	(9)	—	1,770
Amount	$90,974	$2,188	$(22,221)	$—	$70,941	$17,167	$114	$(84)	$—	$17,197
Class I Shares	4,628	156	(2,605)	—	2,179	1,208	10	(70)	—	1,148
Amount	$43,202	$1,415	$(23,234)	$—	$21,383	$11,761	$93	$(679)	$—	$11,175
Class Y Shares	3,946	218	(256)	—	3,908	1,086	4	—	—	1,090
Amount	$34,952	$1,964	$(2,194)	$—	$34,722	$10,596	$40	$—	$—	$10,636
Target Retirement 2010 Fund:
Class A Shares	544	50	(401)	—	193	725	12	(197)	—	540
Amount	$5,204	$496	$(3,592)	$—	$2,108	$7,276	$124	$(2,012)	$—	$5,388
Class B Shares	24	3	(21)	—	6	27	1	(1)	—	27
Amount	$235	$31	$(171)	$—	$95	$265	$8	$(10)	$—	$263
Class C Shares	47	3	(38)	—	12	22	1	(2)	—	21
Amount	$420	$32	$(370)	$—	$82	$220	$11	$(23)	$—	$208
Class R3 Shares	—	—	—	—	—	1	—	—	—	1
Amount	$—	$1	$—	$—	$1	$10	$—	$—	$—	$10
Class R4 Shares	780	11	(165)	—	626	42	—	(1)	—	41
Amount	$7,414	$98	$(1,439)	$—	$6,073	$443	$—	$(9)	$—	$434
Class R5 Shares	232	2	(79)	—	155	1	—	—	—	1
Amount	$2,189	$23	$(586)	$—	$1,626	$10	$—	$—	$—	$10
Class Y Shares	—	1	—	—	1	—	—	—	—	—
Amount	$—	$10	$—	$—	$10	$—	$4	$—	$—	$4
Target Retirement 2020 Fund:
Class A Shares	689	78	(499)	—	268	1,430	16	(134)	—	1,312
Amount	$7,073	$834	$(4,995)	$—	$2,912	$15,731	$174	$(1,495)	$—	$14,410
Class B Shares	50	3	(34)	—	19	48	1	(16)	—	33
Amount	$511	$29	$(331)	$—	$209	$538	$6	$(177)	$—	$367
Class C Shares	73	2	(20)	—	55	35	1	(12)	—	24
Amount	$708	$26	$(173)	$—	$561	$382	$8	$(141)	$—	$249
Class R3 Shares	8	—	—	—	8	1	—	—	—	1
Amount	$72	$1	$—	$—	$73	$10	$—	$—	$—	$10
Class R4 Shares	1,212	14	(226)	—	1,000	97	—	—	—	97
Amount	$12,434	$137	$(2,312)	$—	$10,259	$1,093	$2	$—	$—	$1,095
Class R5 Shares	964	8	(158)	—	814	1	—	—	—	1
Amount	$10,004	$76	$(1,465)	$—	$8,615	$10	$—	$—	$—	$10
Class Y Shares	—	—	—	—	—	—	—	—	—	—
Amount	$—	$1	$—	$—	$1	$—	$—	$—	$—	$—
Target Retirement 2030 Fund:
Class A Shares	722	67	(321)	—	468	1,347	4	(151)	—	1,200
Amount	$6,668	$677	$(2,903)	$—	$4,442	$13,453	$41	$(1,524)	$—	$11,970
Class B Shares	52	2	(13)	—	41	29	—	(14)	—	15
Amount	$482	$22	$(112)	$—	$392	$288	$3	$(131)	$—	$160
Class C Shares	94	2	(21)	—	75	37	—	(9)	—	28
Amount	$883	$19	$(175)	$—	$727	$366	$2	$(88)	$—	$280
Class R3 Shares	158	—	(1)	—	157	1	—	—	—	1
Amount	$1,297	$—	$(12)	$—	$1,285	$10	$—	$—	$—	$10
Class R4 Shares	1,267	4	(212)	—	1,059	59	—	—	—	59
Amount	$11,848	$41	$(1,966)	$—	$9,923	$618	$—	$—	$—	$618
Class R5 Shares	401	—	(30)	—	371	1	—	—	—	1
Amount	$3,674	$1	$(264)	$—	$3,411	$10	$—	$—	$—	$10
Class Y Shares	—	1	—	—	1	—	—	—	—	—
Amount	$—	$2	$—	$—	$2	$—	$—	$—	$—	$—

	For the Year Ended October 31, 2008					For the Year Ended October 31, 2007
		Shares		Shares			Shares		Shares
		Issued for		Issued	Net Increase		Issued for		Issued	Net Increase
	Shares	Reinvested	Shares	from	(Decrease)	Shares	Reinvested	Shares	from	(Decrease)
	Sold	Dividends	Redeemed	Merger	of Shares	Sold	Dividends	Redeemed	Merger	of Shares

Tax-Free California Fund:
Class A Shares	2,757	127	(2,849)	—	35	1,881	96	(622)	—	1,355
Amount	$25,926	$1,192	$(26,364)	$—	$754	$19,586	$992	$(6,466)	$—	$14,112
Class B Shares	38	5	(69)	—	(26)	50	4	(13)	—	41
Amount	$357	$46	$(656)	$—	$(253)	$530	$40	$(138)	$—	$432
Class C Shares	443	14	(262)	—	195	338	9	(166)	—	181
Amount	$4,219	$133	$(2,504)	$—	$1,848	$3,532	$89	$(1,725)	$—	$1,896
Tax-Free Minnesota Fund:
Class A Shares	292	39	(457)	—	(126)	459	36	(159)	—	336
Amount	$2,805	$376	$(4,378)	$—	$(1,197)	$4,663	$360	$(1,604)	$—	$3,419
Class B Shares	13	2	(2)	—	13	5	2	(9)	—	(2)
Amount	$126	$20	$(25)	$—	$121	$60	$21	$(95)	$—	$(14)
Class C Shares	98	3	(12)	—	89	56	2	(42)	—	16
Amount	$945	$28	$(116)	$—	$857	$578	$17	$(415)	$—	$180
Class E Shares	—	—	—	—	—	10	29	(58)	(2,273)	(2,292)
Amount	$—	$—	$—	$—	$—	$106	$302	$(598)	$(21,805)	$(21,995)
Class H Shares	—	—	—	—	—	—	—	—	(11)	(11)
Amount	$—	$—	$—	$—	$—	$—	$2	$(1)	$(126)	$(125)
Class L Shares	4	11	(46)	—	(31)	58	11	(67)	37	39
Amount	$42	$101	$(447)	$—	$(304)	$579	$114	$(672)	$384	$405
Class M Shares	—	—	—	—	—	—	—	—	(12)	(12)
Amount	$—	$—	$—	$—	$—	$—	$2	$—	$(108)	$(106)
Class N Shares	—	—	—	—	—	—	—	(5)	(14)	(19)
Amount	$—	$—	$—	$—	$—	$2	$2	$(49)	$(150)	$(195)
Class Y Shares	6	75	(209)	—	(128)	17	53	(148)	2,286	2,208
Amount	$58	$714	$(2,041)	$—	$(1,269)	$167	$533	$(1,487)	$21,805	$21,018
Tax-Free National Fund:
Class A Shares	8,255	448	(6,223)	—	2,480	6,660	282	(2,669)	—	4,273
Amount	$85,062	$4,507	$(61,536)	$—	$28,033	$73,982	$3,130	$(29,338)	$—	$47,774
Class B Shares	161	21	(208)	—	(26)	194	19	(179)	—	34
Amount	$1,637	$207	$(2,085)	$—	$(241)	$2,161	$213	$(1,963)	$—	$411
Class C Shares	1,781	78	(778)	—	1,081	1,312	44	(423)	—	933
Amount	$18,098	$777	$(7,841)	$—	$11,034	$14,604	$489	$(4,655)	$—	$10,438
Class E Shares	—	—	—	—	—	11	24	(73)	(2,519)	(2,557)
Amount	$—	$—	$—	$—	$—	$122	$272	$(824)	$(23,218)	$(23,648)
Class H Shares	—	—	—	—	—	4	—	(6)	(15)	(17)
Amount	$—	$—	$—	$—	$—	$51	$1	$(76)	$(150)	$(174)
Class I Shares	337	17	(134)	—	220	324	2	(4)	—	322
Amount	$3,285	$174	$(1,326)	$—	$2,133	$3,521	$17	$(39)	$—	$3,499
Class L Shares	7	26	(136)	—	(103)	37	24	(92)	131	100
Amount	$71	$265	$(1,394)	$—	$(1,058)	$422	$271	$(1,024)	$1,415	$1,084
Class M Shares	—	—	—	—	—	—	1	(30)	(82)	(111)
Amount	$—	$—	$—	$—	$—	$1	$8	$(337)	$(888)	$(1,216)
Class N Shares	—	—	—	—	—	1	—	—	(34)	(33)
Amount	$—	$—	$—	$—	$—	$—	$4	$—	$(377)	$(373)
Class Y Shares	18	78	(408)	—	(312)	28	53	(183)	2,521	2,419
Amount	$179	$788	$(4,206)	$—	$(3,239)	$307	$579	$(2,016)	$23,218	$22,088

The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc.

Notes to Financial Statements — (continued)
October 31, 2008
(000’s Omitted)

	For the Year Ended October 31, 2008					For the Year Ended October 31, 2007
		Shares		Shares			Shares		Shares
		Issued for		Issued	Net Increase		Issued for		Issued	Net Increase
	Shares	Reinvested	Shares	from	(Decrease)	Shares	Reinvested	Shares	from	(Decrease)
	Sold	Dividends	Redeemed	Merger	of Shares	Sold	Dividends	Redeemed	Merger	of Shares

Tax-Free New York Fund:
Class A Shares	160	51	(62)	—	149	87	47	(84)	—	50
Amount	$1,588	$489	$(598)	$—	$1,479	$902	$489	$(855)	$—	$536
Class B Shares	15	5	(16)	—	4	13	6	(26)	—	(7)
Amount	$143	$52	$(166)	$—	$29	$143	$60	$(260)	$—	$(57)
Class C Shares	53	8	(64)	—	(3)	56	8	(37)	—	27
Amount	$527	$77	$(609)	$—	$(5)	$569	$87	$(375)	$—	$281
Total Return Bond Fund:
Class A Shares	28,339	3,168	(18,011)	—	13,496	23,983	2,209	(9,885)	—	16,307
Amount	$291,445	$32,295	$(182,989)	$—	$140,751	$253,038	$23,262	$(104,112)	$—	$172,188
Class B Shares	2,186	328	(2,347)	—	167	2,137	277	(2,085)	—	329
Amount	$22,334	$3,336	$(23,742)	$—	$1,928	$22,451	$2,903	$(21,873)	$—	$3,481
Class C Shares	4,963	333	(3,873)	—	1,423	2,749	246	(2,035)	—	960
Amount	$51,652	$3,403	$(39,453)	$—	$15,602	$29,032	$2,593	$(21,486)	$—	$10,139
Class I Shares	955	23	(602)	—	376	442	8	(164)	—	286
Amount	$9,815	$232	$(6,098)	$—	$3,949	$4,647	$82	$(1,722)	$—	$3,007
Class R3 Shares	14	—	(1)	—	13	1	—	—	—	1
Amount	$144	$2	$(13)	$—	$133	$10	$—	$—	$—	$10
Class R4 Shares	1,141	44	(98)	—	1,087	275	1	(1)	—	275
Amount	$11,951	$450	$(1,005)	$—	$11,396	$2,916	$12	$(11)	$—	$2,917
Class R5 Shares	25	1	(10)	—	16	13	—	—	—	13
Amount	$261	$13	$(105)	$—	$169	$139	$1	$—	$—	$140
Class Y Shares	36,445	2,763	(12,911)	—	26,297	14,592	1,552	(8,988)	—	7,156
Amount	$380,100	$28,346	$(125,021)	$—	$283,425	$155,108	$16,519	$(95,635)	$—	$75,992
U.S. Government Securities Fund:
Class A Shares	9,734	299	(4,562)	—	5,471	2,814	218	(1,998)	—	1,034
Amount	$87,636	$2,693	$(41,083)	$—	$49,246	$25,715	$1,994	$(18,310)	$—	$9,399
Class B Shares	1,225	56	(626)	—	655	239	59	(616)	—	(318)
Amount	$10,962	$505	$(5,617)	$—	$5,850	$2,168	$533	$(5,602)	$—	$(2,901)
Class C Shares	5,120	65	(2,018)	—	3,167	941	35	(426)	—	550
Amount	$45,965	$583	$(18,095)	$—	$28,453	$8,503	$322	$(3,878)	$—	$4,947
Class E Shares	—	—	—	—	—	80	89	(468)	(9,418)	(9,717)
Amount	$—	$—	$—	$—	$—	$732	$814	$(4,297)	$(114,541)	$(117,292)
Class H Shares	—	—	—	—	—	1	2	(23)	(189)	(209)
Amount	$—	$—	$—	$—	$—	$6	$16	$(214)	$(125)	$(317)
Class L Shares	48	127	(531)	—	(356)	78	141	(521)	469	167
Amount	$430	$1,151	$(4,842)	$—	$(3,261)	$718	$1,284	$(4,762)	$1,569	$(1,191)
Class M Shares	—	—	—	—	—	5	2	(28)	(208)	(229)
Amount	$—	$—	$—	$—	$—	$51	$17	$(260)	$(971)	$(1,163)
Class N Shares	—	—	—	—	—	—	1	(2)	(74)	(75)
Amount	$—	$—	$—	$—	$—	$6	$6	$(17)	$(473)	$(478)
Class Y Shares	109	313	(1,245)	—	(823)	69	254	(1,033)	9,390	8,680
Amount	$984	$2,838	$(11,268)	$—	$(7,446)	$636	$2,314	$(9,414)	$114,541	$108,077

	For the Year Ended October 31, 2008					For the Year Ended October 31, 2007
		Shares		Shares			Shares		Shares
		Issued for		Issued	Net Increase		Issued for		Issued	Net Increase
	Shares	Reinvested	Shares	from	(Decrease)	Shares	Reinvested	Shares	from	(Decrease)
	Sold	Dividends	Redeemed	Merger	of Shares	Sold	Dividends	Redeemed	Merger	of Shares

Value Fund:
Class A Shares	1,461	353	(1,764)	—	50	1,265	396	(1,515)	—	146
Amount	$16,895	$4,549	$(19,967)	$—	$1,477	$16,816	$4,789	$(20,032)	$—	$1,573
Class B Shares	161	45	(322)	—	(116)	126	60	(185)	—	1
Amount	$1,825	$568	$(3,574)	$—	$(1,181)	$1,595	$718	$(2,400)	$—	$(87)
Class C Shares	243	46	(234)	—	55	168	64	(256)	—	(24)
Amount	$2,762	$586	$(2,620)	$—	$728	$2,133	$761	$(3,266)	$—	$(372)
Class I Shares	74	—	(11)	—	63	3	—	—	—	3
Amount	$805	$3	$(130)	$—	$678	$45	$—	$—	$—	$45
Class R3 Shares	13	1	—	—	14	1	—	—	—	1
Amount	$122	$1	$—	$—	$123	$10	$—	$—	$—	$10
Class R4 Shares	20	—	(2)	—	18	1	—	—	—	1
Amount	$222	$—	$(17)	$—	$205	$10	$—	$—	$—	$10
Class R5 Shares	—	—	—	—	—	1	—	—	—	1
Amount	$—	$1	$—	$—	$1	$10	$—	$—	$—	$10
Class Y Shares	4,179	1,356	(3,282)	—	2,253	15,203	884	(251)	—	15,836
Amount	$48,573	$17,400	$(29,378)	$—	$36,595	$190,615	$10,742	$(3,221)	$—	$198,136
Value Opportunities Fund:
Class A Shares	1,660	1,489	(4,544)	—	(1,395)	3,258	585	(1,296)	—	2,547
Amount	$20,953	$21,647	$(54,537)	$—	$(11,937)	$59,828	$9,978	$(23,739)	$—	$46,067
Class B Shares	115	230	(560)	—	(215)	334	103	(276)	—	161
Amount	$1,235	$3,029	$(6,109)	$—	$(1,845)	$5,628	$1,607	$(4,641)	$—	$2,594
Class C Shares	289	332	(1,066)	—	(445)	807	124	(300)	—	631
Amount	$3,350	$4,356	$(11,518)	$—	$(3,812)	$13,535	$1,941	$(5,018)	$—	$10,458
Class H Shares	—	—	—	—	—	2	21	(16)	(221)	(214)
Amount	$—	$—	$—	$—	$—	$44	$322	$(269)	$(2,519)	$(2,422)
Class I Shares	162	47	(326)	—	(117)	286	—	(30)	—	256
Amount	$1,876	$678	$(3,886)	$—	$(1,332)	$5,366	$4	$(536)	$—	$4,834
Class L Shares	102	421	(528)	—	(5)	105	173	(444)	717	551
Amount	$1,242	$6,147	$(6,492)	$—	$897	$1,926	$2,949	$(8,186)	$9,953	$6,642
Class M Shares	—	—	—	—	—	6	40	(34)	(425)	(413)
Amount	$—	$—	$—	$—	$—	$97	$621	$(550)	$(5,620)	$(5,452)
Class N Shares	—	—	—	—	—	1	12	(7)	(129)	(123)
Amount	$—	$—	$—	$—	$—	$12	$189	$(110)	$(1,814)	$(1,723)
Class R3 Shares	102	1	(31)	—	72	7	—	—	—	7
Amount	$1,284	$14	$(382)	$—	$916	$125	$—	$—	$—	$125
Class R4 Shares	215	9	(39)	—	185	40	—	(1)	—	39
Amount	$2,754	$129	$(442)	$—	$2,441	$748	$—	$(20)	$—	$728
Class R5 Shares	—	—	—	—	—	1	—	—	—	1
Amount	$—	$1	$—	$—	$1	$10	$—	$—	$—	$10
Class Y Shares	818	262	(309)	—	771	1,422	248	(5,816)	—	(4,146)
Amount	$10,413	$3,921	$(3,036)	$—	$11,298	$26,945	$4,266	$(103,724)	$—	$(72,513)

The following table reflects the conversion of Class B Shares into Class A Shares (reflected as Class A Shares issued and Class B shares redeemed within the previous table) and Classes H and M Shares into Class L Shares prior to the merger of Class H and Class M shares into Class L shares on February 9, 2007 (reflected as Class L shares issued and Classes H and M shares redeemed within the previous table) for the periods ended October 31, 2008 and October 31, 2007:

	For the		For the
	Year Ended		Year Ended
	October 31, 2008		October 31, 2007
Fund	Shares	Dollars	Shares	Dollars

Advisers Fund — Class B to Class A	2,044	$30,041	3,163	$55,920
Balanced Allocation Fund — Class B to Class A	182	2,060	147	1,805
Balanced Income Fund — Class B to Class A	3	33	—	—
Capital Appreciation Fund — Class B to Class A	3,051	111,717	1,894	76,650
Capital Appreciation II Fund — Class B to Class A	83	1,097	49	736
Checks and Balances Fund — Class B to Class A	51	465	9	90
Conservative Allocation Fund — Class B to Class A	32	328	22	247

The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc.

Notes to Financial Statements — (continued)
October 31, 2008
(000’s Omitted)

	For the		For the
	Year Ended		Year Ended
	October 31, 2008		October 31, 2007
Fund	Shares	Dollars	Shares	Dollars

Disciplined Equity Fund — Class B to Class A	229	$3,024	179	$2,551
Dividend and Growth Fund — Class B to Class A	654	12,822	674	14,747
Equity Growth Allocation Fund — Class B to Class A	32	385	16	232
Equity Income Fund — Class B to Class A	61	794	67	976
Floating Rate Fund — Class B to Class A	65	561	65	654
Fundamental Growth Fund — Class B to Class A	5	58	7	89
Global Communications Fund — Class B to Class A	6	53	13	118
Global Financial Services Fund — Class B to Class A	12	116	8	110
Global Growth Fund — Class B to Class A	649	11,746	241	5,041
Global Health Fund — Class B to Class A	324	5,117	49	893
Global Technology Fund — Class B to Class A	229	1,331	32	206
Growth Allocation Fund — Class B to Class A	110	1,271	95	1,276
Growth Fund — Class B to Class A	39	663	37	676
Growth Fund — Class H to Class L	—	—	38	676
Growth Fund — Class M to Class L	—	—	29	526
Growth Opportunities Fund — Class B to Class A	35	993	30	936
Growth Opportunities Fund — Class H to Class L	—	—	49	1,424
Growth Opportunities Fund — Class M to Class L	—	—	21	614
High Yield Fund — Class B to Class A	246	1,796	237	1,903
Income Allocation Fund — Class B to Class A	6	61	11	106
Income Fund — Class B to Class A	35	336	26	269
Inflation Plus Fund — Class B to Class A	56	621	36	373
International Growth Fund — Class B to Class A	81	997	87	1,369
International Opportunities Fund — Class B to Class A	327	5,270	135	2,461
International Small Company Fund — Class B to Class A	31	393	31	499
LargeCap Growth Fund — Class B to Class A	—	4	—	2
MidCap Fund — Class B to Class A	2,209	43,482	923	23,153
MidCap Growth Fund — Class B to Class A	11	100	10	118
MidCap Value Fund — Class B to Class A	108	1,071	86	1,236
Money Market Fund — Class B to Class A	3,962	3,962	2,423	2,423
Retirement Income Fund — Class B to Class A	1	5	—	—
Select MidCap Value Fund — Class B to Class A	3	25	6	72
Select SmallCap Value Fund — Class B to Class A	1	9	1	7
Short Duration Fund — Class B to Class A	49	471	39	389
Small Company Fund — Class B to Class A	456	8,432	206	4,633
SmallCap Growth Fund — Class B to Class A	10	265	11	380
SmallCap Growth Fund — Class H to Class L	—	—	11	346
SmallCap Growth Fund — Class M to Class L	—	—	7	227
Stock Fund — Class B to Class A	1,152	23,840	1,464	33,670
Strategic Income Fund — Class B to Class A	5	45	—	—
Target Retirement 2010 Fund — Class B to Class A	—	5	—	1
Target Retirement 2020 Fund — Class B to Class A	2	20	2	26
Tax-Free California Fund — Class B to Class A	6	60	—	—
Tax-Free Minnesota Fund — Class B to Class A	—	2	—	—
Tax-Free National Fund — Class B to Class A	8	86	14	155
Tax-Free National Fund — Class H to Class L	—	—	4	46
Tax-Free National Fund — Class M to Class L	—	—	30	337
Total Return Bond Fund — Class B to Class A	283	2,922	293	3,090
U.S. Government Securities Fund — Class B to Class A	103	927	89	813
U.S. Government Securities Fund — Class H to Class L	—	—	6	57
U.S. Government Securities Fund — Class M to Class L	—	—	14	126
Value Fund — Class B to Class A	31	366	14	179
Value Opportunities Fund — Class B to Class A	49	598	42	765
Value Opportunities Fund — Class H to Class L	—	—	9	166
Value Opportunities Fund — Class M to Class A	—	—	18	319

9.	Line of Credit:

The Funds, except for Money Market Fund, participate in a $1 billion committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the Funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. During the year ended October 31, 2008, the Funds did not have any borrowings under this facility.

10.	Participation in the U.S. Department of Treasury Guarantee Program for Money Market Funds:

The Board of Directors (“Board”) of The Hartford Mutual Funds, Inc. has approved the participation of the Money Market Fund in the U.S. Treasury Department’s Temporary Guarantee Program (the “Program”) for money market funds.

Subject to certain conditions and limitations, the Program provides that investors in the Fund will receive $1.00 for each Fund share held as of the close of business on September 19, 2008 in the event that the Fund closes at a NAV below $1.00 per share (a “guarantee event”). The Program only covers the amount an investor held in the Fund as of the close of business on September 19, 2008 or the amount an investor holds if and when a guarantee event occurs, whichever is less. Participation in the Program is expected to provide direct benefits to current shareholders that were shareholders as of September 19, 2008 and indirect benefits to all current shareholders by supporting the stability of the Fund’s asset level.

Accordingly, any purchase of shares of the Fund for a new account after the close of business on September 19, 2008 and any increase in the number of shares of the Fund held in an account after the close of business on September 19, 2008 will not be covered by the Program. In the event that shares held as of the close of business on September 19, 2008 are sold prior to the date of a guarantee event, the shares covered by the guarantee will be the lesser of (i) the amounts held in the Fund as of the close of business on September 19, 2008 or (ii) the amounts held in the Fund on the date of a guarantee event.

The cost to participate in the Program will be borne by the Fund without regard to any fee waiver and/or any expense limitation or reimbursement currently in effect for the Fund and is, therefore, borne by all shareholders of the Fund whether or not their shares are covered by the Program. Currently, assets available to the Program to support all participating money market funds do not exceed $50 billion, and the Secretary of the Treasury may extend the Program up through the close of business on September 18, 2009.

On November 24, 2008, the U.S. Treasury Department extended the Program until April 30, 2009. The Program still continues to cover only the amount an investor held in the Fund as of the close of business on September 19, 2008 or the amount an investor holds if and when a guarantee event occurs, whichever is less. The Board has approved the continued participation of the Fund in the Program. The cost to participate in the Program will continue to be borne by the Fund.

11.	Money Market Fund Support Agreement:

On September 26, 2008, the Money Market Fund (“Fund”) entered into a Capital Support Agreement (“CSA”) with Hartford Life, Inc. (“Hartford Life”). Under the terms of the CSA, Hartford Life provides support in a maximum aggregate amount of $6.4 million for the Fund’s holdings of certain specified securities (“Notes”). The Notes held in the Fund on October 31, 2008 are noted on the Schedule of Investments.

Under the terms of the CSA, the Fund would be paid a capital contribution if (i) a loss is realized from a sale of a Note (collectively, with any securities received in exchange therefore, or as replacement thereof that do not qualify as “Eligible Securities” under Rule 2a-7(a)(10), referred to as “Eligible Notes”); (ii) a loss results upon final payment on an Eligible Note; (iii) a court orders a discharge of an Eligible Note issuer from liability that provides for payments that will result in a loss; or (iv) a loss occurs in connection with an exchange of an Eligible Note for or replacement of an Eligible Note with an Eligible Security as defined in Rule 2a-7(a)(10). The amount of Hartford Life’s capital contribution to the Fund under the CSA is the amount sufficient for the Fund to maintain its NAV at no less than $0.9950.

The CSA terminates no later than September 26, 2009 but it may terminate sooner if either Hartford Life has contributed the maximum aggregate amount or the Notes have been repaid in full.

During the period ended October 31, 2008, the Fund did not receive a capital contribution under the terms of the CSA.

12.	Fund Merger:

On November 7, 2007, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc. (the “Company”) approved an Agreement and Plan of Reorganization that provided for the reorganization of a series of the Company, The Hartford MidCap Growth Fund into The Hartford Select MidCap Growth Fund. The Reorganization did not require shareholder approval and was approved by the Board in order to eliminate the Company’s redundant product offerings. The reorganization took place on February 22, 2008, at which time The Hartford MidCap Growth Fund was merged into The Hartford Select MidCap Growth Fund. The Hartford Select MidCap Growth Fund was renamed The Hartford MidCap Growth Fund.

The merger was accomplished by a tax free exchange as detailed below:

The Hartford Select MidCap Growth Fund*	Class A	Class B	Class C	Class Y	Total

Net assets of The Hartford MidCap Growth Fund on February 22, 2008	$13,927	$592	$1,147	$118	$15,784
The Hartford MidCap Growth Fund shares exchanged	1,410	61	118	12	1,601
The Hartford Select MidCap Growth Fund Shares exchanged	1,423	62	120	12	1,617
Net assets of The Hartford Select MidCap Growth Fund immediately before the merger	$19,460	$3,779	$3,996	$102	$27,337
Net assets of The Hartford Select MidCap Growth Fund immediately after the merger	$33,387	$4,371	$5,143	$220	$43,121

The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc.

Notes to Financial Statements — (continued)
October 31, 2008
(000’s Omitted)

The Hartford MidCap Growth Fund had the following unrealized depreciation, accumulated net realized losses and capital stock as of February 22, 2008:

	Unrealized	Accumulated Net
Fund	Depreciation	Realized Losses	Capital Stock

The Hartford MidCap Growth Fund	$(1,016)	$(28)	$16,828

*	Following the merger, The Hartford Select MidCap Growth Fund was renamed The Hartford MidCap Growth Fund.

13.	Industry Classifications:

Other than the Industry Classification: “Other Investment Pools and Funds”, and “Exchange Traded Funds”, Equity Industry Classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI, Inc. and Standard & Poor’s.

14.	Proposed Fund Mergers:

Reorganization of The Hartford Retirement Income Fund with and into The Hartford Conservative Allocation Fund: On August 6, 2008, the Board of Directors of The Hartford Mutual Funds, Inc. (“Company”) approved a Form of Agreement and Plan of Reorganization (“Reorganization Agreement”) that provides for the reorganization of a series of the Company, The Hartford Retirement Income Fund, into another series of the Company, The Hartford Conservative Allocation Fund (“Reorganization”). The Reorganization does not require shareholder approval.

The Reorganization is expected to occur on or about February 28, 2009 or on such later date as the officers of the Company determine (“Closing Date”). As of the close of business on the Closing Date, pursuant to the Reorganization Agreement, each holder of Class A, Class B, Class C, Class R3, Class R4 and Class R5 shares of The Hartford Retirement Income Fund will become the owner of the number of corresponding full and fractional shares of The Hartford Conservative Allocation Fund having an equal aggregate value.

Proposed Reorganization of The Hartford Tax-Free New York Fund and The Hartford Tax-Free Minnesota Fund with and into The Hartford Tax-Free National Fund: At a meeting held on August 6, 2008, the Boards of Directors of The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. approved on behalf of The Hartford Tax-Free New York Fund and The Hartford Tax-Free Minnesota Fund, respectively (each an “Acquired Fund” and collectively, the “Acquired Funds”), and the Board of Directors of The Hartford Mutual Funds II, Inc. approved on behalf of The Hartford Tax-Free National Fund (the “Acquiring Fund”), the reorganization of the Acquired Funds with and into the Acquiring Fund (the “Reorganizations”).

The Boards of Directors of The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. have called for a Special Joint Meeting of Shareholders of the Acquired Funds (the “Joint Meeting”) to be held on or about January 20, 2009, for the purpose of seeking the approval of the Agreements and Plans of Reorganization (the “Reorganization Agreements”) by the shareholders of the Acquired Funds.

The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc.

Financial Highlights

	— Selected Per-Share Data (a) —											— Ratios and Supplemental Data —
															Ratio of		Ratio of		Ratio of
															Expenses		Expenses		Expenses
															to Average		to Average		to Average
															Net Assets		Net Assets		Net Assets
				Net											Before		After		After
				Realized						Net					Waivers and		Waivers and		Waivers and		Ratio of
				and			Distributions			Increase					Reimbursements		Reimbursements		Reimbursements		Net
	Net Asset	Net		Unrealized	Total	Dividends	from			(Decrease)	Net Asset			Net Assets	and Including		and Including		and Excluding		Investment
	Value at	Investment	Payments	Gain	from	from Net	Realized	Distributions		in Net	Value at			at End	Expenses not		Expenses not		Expenses not		Income to		Portfolio
	Beginning	Income	from (to)	(Loss) on	Investment	Investment	Capital	from	Total	Asset	End of	Total		of Period	Subject to		Subject to		Subject to		Average		Turnover
	of Period	(Loss)	Affiliate	Investments	Operations	Income	Gains	Capital	Distributions	Value	Period	Return (b)		(000’s)	Cap (d)		Cap (d)		Cap (d)		Net Assets		Rate (c)

The Hartford Advisers Fund
For the Year Ended October 31, 2008
Class A	$18.52	$0.26	$—	$(5.74)	$(5.48)	$(0.25)	$(1.99)	$—	$(2.24)	$(7.72)	$10.80	(33.24)%		$593,816	1.18%		1.18%		1.18%		1.75%		79%
Class B	18.34	0.15	—	(5.70)	(5.55)	(0.11)	(1.99)	—	(2.10)	(7.65)	10.69	(33.80)		103,632	2.03		2.00		2.00		0.93		—
Class C	18.51	0.16	—	(5.73)	(5.57)	(0.15)	(1.99)	—	(2.14)	(7.71)	10.80	(33.68)		106,819	1.87		1.87		1.87		1.06		—
Class R3	18.70	0.21	—	(5.78)	(5.57)	(0.22)	(1.99)	—	(2.21)	(7.78)	10.92	(33.39)		9	1.57		1.43		1.43		1.49		—
Class R4	18.70	0.26	—	(5.78)	(5.52)	(0.27)	(1.99)	—	(2.26)	(7.78)	10.92	(33.16)		113	1.11		1.11		1.11		1.80		—
Class R5	18.71	0.31	—	(5.79)	(5.48)	(0.31)	(1.99)	—	(2.30)	(7.78)	10.93	(32.96)		7	0.79		0.79		0.79		2.13		—
Class Y	18.71	0.33	—	(5.80)	(5.47)	(0.32)	(1.99)	—	(2.31)	(7.78)	10.93	(32.91)		11,347	0.70		0.70		0.70		2.22		—
For the Year Ended October 31, 2007
Class A	16.74	0.30	0.01	1.87	2.18	(0.31)	(0.09)	—	(0.40)	1.78	18.52	13.23	(i)	1,088,361	1.15		1.10		1.10		1.67		84
Class B	16.57	0.16	0.02	1.84	2.02	(0.16)	(0.09)	—	(0.25)	1.77	18.34	12.32	(i)	248,020	1.96		1.91		1.91		0.85		—
Class C	16.73	0.18	0.01	1.87	2.06	(0.19)	(0.09)	—	(0.28)	1.78	18.51	12.44	(i)	206,799	1.83		1.78		1.78		0.98		—
Class Y	16.91	0.38	0.01	1.89	2.28	(0.39)	(0.09)	—	(0.48)	1.80	18.71	13.73	(i)	19,948	0.69		0.64		0.64		2.13		—
From (commencement of operations) December 22, 2006, through October 31, 2007
Class R3	17.24	0.21	—	1.44	1.65	(0.19)	—	—	(0.19)	1.46	18.70	9.62	(f)	11	1.45	(e)	1.40	(e)	1.40	(e)	1.38	(e)	—
Class R4	17.24	0.25	—	1.44	1.69	(0.23)	—	—	(0.23)	1.46	18.70	9.88	(f)	53	1.11	(e)	1.06	(e)	1.06	(e)	1.68	(e)	—
Class R5	17.24	0.31	—	1.43	1.74	(0.27)	—	—	(0.27)	1.47	18.71	10.17	(f)	11	0.85	(e)	0.80	(e)	0.80	(e)	1.98	(e)	—
For the Year Ended October 31, 2006
Class A	15.34	0.31	—	1.38	1.69	(0.29)	—	—	(0.29)	1.40	16.74	11.16		1,110,324	1.17		1.12		1.12		1.86		99
Class B	15.19	0.18	—	1.37	1.55	(0.17)	—	—	(0.17)	1.38	16.57	10.25		341,772	1.96		1.91		1.91		1.07		—
Class C	15.34	0.19	—	1.38	1.57	(0.18)	—	—	(0.18)	1.39	16.73	10.32		219,580	1.87		1.82		1.82		1.16		—
Class Y	15.50	0.38	—	1.40	1.78	(0.37)	—	—	(0.37)	1.41	16.91	11.63		17,710	0.71		0.66		0.66		2.32		—
For the Year Ended October 31, 2005 (h)
Class A	14.57	0.26	—	0.80	1.06	(0.29)	—	—	(0.29)	0.77	15.34	7.30		1,222,944	1.21		1.19		1.19		1.73		66
Class B	14.43	0.14	—	0.79	0.93	(0.17)	—	—	(0.17)	0.76	15.19	6.48		437,462	1.99		1.98		1.98		0.95		—
Class C	14.56	0.16	—	0.80	0.96	(0.18)	—	—	(0.18)	0.78	15.34	6.63		253,605	1.91		1.89		1.89		1.06		—
Class Y	14.72	0.33	—	0.81	1.14	(0.36)	—	—	(0.36)	0.78	15.50	7.78		15,342	0.75		0.74		0.74		2.13		—
For the Year Ended October 31, 2004 (h)
Class A	14.19	0.15	0.03	0.38	0.56	(0.18)	—	—	(0.18)	0.38	14.57	3.93	(i)	1,539,264	1.22		1.22		1.22		1.23		42
Class B	14.05	0.03	0.04	0.38	0.45	(0.07)	—	—	(0.07)	0.38	14.43	3.21	(i)	550,499	1.95		1.95		1.95		0.50		—
Class C	14.18	0.03	0.03	0.37	0.46	(0.08)	—	—	(0.08)	0.38	14.56	3.27	(i)	355,711	1.86		1.86		1.86		0.58		—
Class Y	14.37	0.25	—	0.36	0.61	(0.26)	—	—	(0.26)	0.35	14.72	4.22		13,587	0.74		0.74		0.74		1.71		—
The Hartford Balanced Allocation Fund (g)
For the Year Ended October 31, 2008
Class A	13.10	0.26	—	(3.83)	(3.57)	(0.47)	(0.58)	—	(1.05)	(4.62)	8.48	(29.35)		439,955	0.53		0.53		0.53		2.23		18
Class B	13.06	0.16	—	(3.81)	(3.65)	(0.38)	(0.58)	—	(0.96)	(4.61)	8.45	(29.95)		92,829	1.35		1.35		1.35		1.47		—
Class C	13.06	0.17	—	(3.81)	(3.64)	(0.39)	(0.58)	—	(0.97)	(4.61)	8.45	(29.91)		160,167	1.29		1.29		1.29		1.49		—
Class I	13.09	0.33	—	(3.86)	(3.53)	(0.51)	(0.58)	—	(1.09)	(4.62)	8.47	(29.15)		2,238	0.22		0.22		0.22		1.59		—
Class R3	13.08	0.26	—	(3.88)	(3.62)	(0.44)	(0.58)	—	(1.02)	(4.64)	8.44	(29.74)		358	0.92		0.92		0.92		0.86		—
Class R4	13.10	0.38	—	(3.96)	(3.58)	(0.47)	(0.58)	—	(1.05)	(4.63)	8.47	(29.44)		8,535	0.59		0.59		0.59		1.54		—
Class R5	13.10	0.41	—	(3.95)	(3.54)	(0.50)	(0.58)	—	(1.08)	(4.62)	8.48	(29.16)		4,135	0.29		0.29		0.29		1.54		—
For the Year Ended October 31, 2007
Class A	12.01	0.27	—	1.45	1.72	(0.36)	(0.27)	—	(0.63)	1.09	13.10	14.95		608,443	0.54		0.54		0.54		2.09		34
Class B	11.98	0.18	—	1.44	1.62	(0.27)	(0.27)	—	(0.54)	1.08	13.06	14.03		135,541	1.36		1.33		1.33		1.34		—
Class C	11.98	0.18	—	1.44	1.62	(0.27)	(0.27)	—	(0.54)	1.08	13.06	14.07		225,155	1.29		1.29		1.29		1.35		—
Class I	12.00	0.26	—	1.50	1.76	(0.40)	(0.27)	—	(0.67)	1.09	13.09	15.35		927	0.22		0.22		0.22		1.88		—
From (commencement of operations) December 22, 2006, through October 31, 2007
Class R3	11.89	0.08	—	1.25	1.33	(0.14)	—	—	(0.14)	1.19	13.08	11.29	(f)	115	0.93	(e)	0.93	(e)	0.93	(e)	0.94	(e)	—
Class R4	11.89	0.14	—	1.23	1.37	(0.16)	—	—	(0.16)	1.21	13.10	11.61	(f)	2,679	0.66	(e)	0.66	(e)	0.66	(e)	1.23	(e)	—
Class R5	11.89	0.14	—	1.25	1.39	(0.18)	—	—	(0.18)	1.21	13.10	11.79	(f)	725	0.36	(e)	0.36	(e)	0.36	(e)	1.54	(e)	—
For the Year Ended October 31, 2006
Class A	10.95	0.18	—	1.12	1.30	(0.22)	(0.02)	—	(0.24)	1.06	12.01	11.98		453,492	0.62		0.62		0.62		1.52		15
Class B	10.92	0.10	—	1.11	1.21	(0.13)	(0.02)	—	(0.15)	1.06	11.98	11.22		109,117	1.44		1.36		1.36		0.82		—
Class C	10.92	0.11	—	1.11	1.22	(0.14)	(0.02)	—	(0.16)	1.06	11.98	11.24		171,073	1.38		1.36		1.36		0.78		—
From (commencement of operations) August 31, 2006, through October 31, 2006
Class I	11.66	0.05	—	0.34	0.39	(0.05)	—	—	(0.05)	0.34	12.00	3.35	(f)	353	0.39	(e)	0.39	(e)	0.39	(e)	1.47	(e)	—

The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc.

Financial Highlights — (continued)

	— Selected Per-Share Data (a) —											— Ratios and Supplemental Data —
															Ratio of		Ratio of		Ratio of
															Expenses		Expenses		Expenses
															to Average		to Average		to Average
															Net Assets		Net Assets		Net Assets
				Net											Before		After		After
				Realized						Net					Waivers and		Waivers and		Waivers and		Ratio of
				and			Distributions			Increase					Reimbursements		Reimbursements		Reimbursements		Net
	Net Asset	Net		Unrealized	Total	Dividends	from			(Decrease)	Net Asset			Net Assets	and Including		and Including		and Excluding		Investment
	Value at	Investment	Payments	Gain	from	from Net	Realized	Distributions		in Net	Value at			at End	Expenses not		Expenses not		Expenses not		Income to		Portfolio
	Beginning	Income	from (to)	(Loss) on	Investment	Investment	Capital	from	Total	Asset	End of	Total		of Period	Subject to		Subject to		Subject to		Average		Turnover
	of Period	(Loss)	Affiliate	Investments	Operations	Income	Gains	Capital	Distributions	Value	Period	Return (b)		(000’s)	Cap (d)		Cap (d)		Cap (d)		Net Assets		Rate (c)

The Hartford Balanced Allocation Fund (g) — (continued)
For the Year Ended October 31, 2005
Class A	$10.30	$0.13	$—	$0.64	$0.77	$(0.12)	$—	$—	$(0.12)	$0.65	$10.95	7.47%		$262,878	0.66%		0.60%		0.60%		1.26%		2%
Class B	10.28	0.06	—	0.62	0.68	(0.04)	—	—	(0.04)	0.64	10.92	6.66		72,619	1.47		1.31		1.31		0.55		—
Class C	10.28	0.06	—	0.62	0.68	(0.04)	—	—	(0.04)	0.64	10.92	6.66		103,248	1.41		1.31		1.31		0.56		—
From (commencement of operations) May 28, 2004, through October 31, 2004
Class A	10.00	0.02	—	0.30	0.32	(0.02)	—	—	(0.02)	0.30	10.30	3.15	(f)	67,293	0.62	(e)	0.59	(e)	0.59	(e)	0.99	(e)	—
Class B	10.00	0.01	—	0.27	0.28	—	—	—	—	0.28	10.28	2.82	(f)	18,841	1.45	(e)	1.29	(e)	1.29	(e)	0.33	(e)	—
Class C	10.00	—	—	0.28	0.28	—	—	—	—	0.28	10.28	2.82	(f)	30,414	1.38	(e)	1.29	(e)	1.29	(e)	0.30	(e)	—
The Hartford Balanced Income Fund
For the Year Ended October 31, 2008
Class A	11.02	0.40	—	(2.75)	(2.35)	(0.41)	(0.04)	—	(0.45)	(2.80)	8.22	(22.01)		36,544	1.25		1.25		1.25		4.10		44
Class B	10.98	0.33	—	(2.74)	(2.41)	(0.33)	(0.04)	—	(0.37)	(2.78)	8.20	(22.53)		1,945	2.14		2.00		2.00		3.35		—
Class C	10.97	0.33	—	(2.74)	(2.41)	(0.33)	(0.04)	—	(0.37)	(2.78)	8.19	(22.55)		4,007	2.04		2.00		2.00		3.34		—
Class Y	11.03	0.44	—	(2.75)	(2.31)	(0.44)	(0.04)	—	(0.48)	(2.79)	8.24	(21.67)		90	0.91		0.90		0.90		4.43		—
For the Year Ended October 31, 2007
Class A	10.42	0.34	—	0.59	0.93	(0.33)	—	—	(0.33)	0.60	11.02	9.07		40,501	1.33		1.19		1.19		3.57		27
Class B	10.41	0.26	—	0.59	0.85	(0.28)	—	—	(0.28)	0.57	10.98	8.22		2,280	2.21		2.00		2.00		2.76		—
Class C	10.41	0.26	—	0.58	0.84	(0.28)	—	—	(0.28)	0.56	10.97	8.17		4,256	2.14		2.00		2.00		2.76		—
Class Y	10.42	0.41	—	0.56	0.97	(0.36)	—	—	(0.36)	0.61	11.03	9.43		115	1.04		0.90		0.90		3.86		—
From (commencement of operations) July 31, 2006, through October 31, 2006
Class A	10.00	0.09	—	0.39	0.48	(0.06)	—	—	(0.06)	0.42	10.42	4.78	(f)	11,513	1.58	(e)	1.26	(e)	1.26	(e)	3.48	(e)	8
Class B	10.00	0.07	—	0.38	0.45	(0.04)	—	—	(0.04)	0.41	10.41	4.54	(f)	304	2.34	(e)	2.00	(e)	2.00	(e)	2.73	(e)	—
Class C	10.00	0.06	—	0.40	0.46	(0.05)	—	—	(0.05)	0.41	10.41	4.56	(f)	400	2.39	(e)	2.00	(e)	2.00	(e)	2.67	(e)	—
Class Y	10.00	0.10	—	0.38	0.48	(0.06)	—	—	(0.06)	0.42	10.42	4.83	(f)	105	1.31	(e)	0.90	(e)	0.90	(e)	3.86	(e)	—
The Hartford Capital Appreciation Fund
For the Year Ended October 31, 2008 (h)
Class A	46.08	0.20	—	(19.12)	(18.92)	—	(3.73)	—	(3.73)	(22.65)	23.43	(44.46)		8,682,603	1.12		1.12		1.12		0.54		82
Class B	41.59	(0.09)	—	(17.00)	(17.09)	—	(3.73)	—	(3.73)	(20.82)	20.77	(44.90)		1,064,188	1.92		1.92		1.92		(0.29)		—
Class C	41.82	(0.06)	—	(17.12)	(17.18)	—	(3.73)	—	(3.73)	(20.91)	20.91	(44.86)		2,637,037	1.84		1.84		1.84		(0.19)		—
Class I	45.90	0.28	—	(19.04)	(18.76)	—	(3.73)	—	(3.73)	(22.49)	23.41	(44.27)		438,528	0.81		0.81		0.81		0.87		—
Class R3	48.91	0.09	—	(20.35)	(20.26)	—	(3.73)	—	(3.73)	(23.99)	24.92	(44.64)		7,809	1.46		1.46		1.46		0.28		—
Class R4	49.05	0.22	—	(20.46)	(20.24)	—	(3.73)	—	(3.73)	(23.97)	25.08	(44.46)		75,127	1.12		1.12		1.12		0.60		—
Class R5	49.15	0.34	—	(20.55)	(20.21)	—	(3.73)	—	(3.73)	(23.94)	25.21	(44.30)		35,734	0.83		0.83		0.83		0.93		—
Class Y	49.23	0.36	—	(20.58)	(20.22)	—	(3.73)	—	(3.73)	(23.95)	25.28	(44.24)		1,074,711	0.72		0.72		0.72		0.95		—
For the Year Ended October 31, 2007 (h)
Class A	39.67	0.16	—	9.42	9.58	(0.13)	(3.04)	—	(3.17)	6.41	46.08	26.15	(i)	13,684,583	1.11		1.11		1.11		0.39		72
Class B	36.25	(0.15)	—	8.53	8.38	—	(3.04)	—	(3.04)	5.34	41.59	25.15	(i)	2,209,870	1.92		1.92		1.92		(0.40)		—
Class C	36.40	(0.12)	—	8.58	8.46	—	(3.04)	—	(3.04)	5.42	41.82	25.28	(i)	4,411,286	1.83		1.83		1.83		(0.32)		—
Class I	39.69	0.26	—	9.39	9.65	(0.40)	(3.04)	—	(3.44)	6.21	45.90	26.49	(i)	156,616	0.79		0.79		0.79		0.65		—
Class Y	42.19	0.34	—	10.06	10.40	(0.32)	(3.04)	—	(3.36)	7.04	49.23	26.66	(i)	1,035,754	0.72		0.72		0.72		0.78		—
From (commencement of operations) December 22, 2006, through October 31, 2007 (h)
Class R3	40.22	0.01	—	8.68	8.69	—	—	—	—	8.69	48.91	21.61	(f)	41	1.47	(e)	1.47	(e)	1.47	(e)	0.04	(e)	—
Class R4	40.22	0.02	—	8.81	8.83	—	—	—	—	8.83	49.05	21.95	(f)	15,618	1.14	(e)	1.14	(e)	1.14	(e)	0.06	(e)	—
Class R5	40.22	0.08	—	8.85	8.93	—	—	—	—	8.93	49.15	22.20	(f)	1,165	0.85	(e)	0.85	(e)	0.85	(e)	0.25	(e)	—
For the Year Ended October 31, 2006
Class A	36.51	0.15	—	6.43	6.58	—	(3.42)	—	(3.42)	3.16	39.67	19.56		9,312,766	1.18		1.18		1.18		0.47		74
Class B	33.90	(0.10)	—	5.87	5.77	—	(3.42)	—	(3.42)	2.35	36.25	18.59		1,868,359	1.97		1.97		1.97		(0.31)		—
Class C	34.00	(0.07)	—	5.89	5.82	—	(3.42)	—	(3.42)	2.40	36.40	18.69		2,968,472	1.90		1.90		1.90		(0.25)		—
Class Y	38.47	0.30	—	6.84	7.14	—	(3.42)	—	(3.42)	3.72	42.19	20.07		414,259	0.75		0.75		0.75		0.90		—
From (commencement of operations) August 31, 2006, through October 31, 2006
Class I	37.53	—	—	2.16	2.16	—	—	—	—	2.16	39.69	5.76	(f)	5,193	0.88	(e)	0.88	(e)	0.88	(e)	0.17	(e)	—
For the Year Ended October 31, 2005
Class A	30.80	0.09	—	5.62	5.71	—	—	—	—	5.71	36.51	18.54		6,071,891	1.26		1.26		1.26		0.31		93
Class B	28.82	(0.15)	—	5.23	5.08	—	—	—	—	5.08	33.90	17.63		1,631,199	2.03		2.03		2.03		(0.45)		—
Class C	28.88	(0.11)	—	5.23	5.12	—	—	—	—	5.12	34.00	17.73		1,834,562	1.94		1.94		1.94		(0.37)		—
Class Y	32.29	0.21	—	5.97	6.18	—	—	—	—	6.18	38.47	19.14		245,163	0.78		0.78		0.78		0.76		—

	— Selected Per-Share Data (a) —											— Ratios and Supplemental Data —
															Ratio of		Ratio of		Ratio of
															Expenses		Expenses		Expenses
															to Average		to Average		to Average
															Net Assets		Net Assets		Net Assets
				Net											Before		After		After
				Realized						Net					Waivers and		Waivers and		Waivers and		Ratio of
				and			Distributions			Increase					Reimbursements		Reimbursements		Reimbursements		Net
	Net Asset	Net		Unrealized	Total	Dividends	from			(Decrease)	Net Asset			Net Assets	and Including		and Including		and Excluding		Investment
	Value at	Investment	Payments	Gain	from	from Net	Realized	Distributions		in Net	Value at			at End	Expenses not		Expenses not		Expenses not		Income to		Portfolio
	Beginning	Income	from (to)	(Loss) on	Investment	Investment	Capital	from	Total	Asset	End of	Total		of Period	Subject to		Subject to		Subject to		Average		Turnover
	of Period	(Loss)	Affiliate	Investments	Operations	Income	Gains	Capital	Distributions	Value	Period	Return (b)		(000’s)	Cap (d)		Cap (d)		Cap (d)		Net Assets		Rate (c)

The Hartford Capital Appreciation Fund — (continued)
For the Year Ended October 31, 2004
Class A	$26.50	$(0.01)	$—	$4.31	$4.30	$—	$—	$—	$—	$4.30	$30.80	16.23%		$4,203,178	1.35%		1.35%		1.35%		(0.05)%		78%
Class B	24.97	(0.21)	—	4.06	3.85	—	—	—	—	3.85	28.82	15.42		1,432,121	2.06		2.06		2.06		(0.78)		—
Class C	25.00	(0.18)	—	4.06	3.88	—	—	—	—	3.88	28.88	15.52		1,348,972	1.97		1.97		1.97		(0.68)		—
Class Y	27.64	0.11	—	4.54	4.65	—	—	—	—	4.65	32.29	16.82		116,527	0.79		0.79		0.79		0.50		—
The Hartford Capital Appreciation II Fund
For the Year Ended October 31, 2008
Class A	16.95	0.02	—	(7.07)	(7.05)	—	(1.17)	—	(1.17)	(8.22)	8.73	(44.43)		479,795	1.40		1.40		1.40		0.12		159
Class B	16.62	(0.09)	—	(6.89)	(6.98)	—	(1.17)	—	(1.17)	(8.15)	8.47	(44.92)		66,057	2.27		2.27		2.27		(0.75)		—
Class C	16.66	(0.07)	—	(6.92)	(6.99)	—	(1.17)	—	(1.17)	(8.16)	8.50	(44.87)		269,662	2.14		2.14		2.14		(0.62)		—
Class I	17.02	0.04	—	(7.09)	(7.05)	—	(1.17)	—	(1.17)	(8.22)	8.80	(44.23)		79,436	1.08		1.08		1.08		0.43		—
Class R3	17.00	(0.01)	—	(7.09)	(7.10)	—	(1.17)	—	(1.17)	(8.27)	8.73	(44.60)		4,148	1.77		1.77		1.77		(0.28)		—
Class R4	17.05	0.01	—	(7.10)	(7.09)	—	(1.17)	—	(1.17)	(8.26)	8.79	(44.40)		1,232	1.43		1.43		1.43		0.08		—
Class R5	17.10	0.04	—	(7.13)	(7.09)	—	(1.17)	—	(1.17)	(8.26)	8.84	(44.26)		151	1.16		1.16		1.16		0.37		—
Class Y	17.12	—	—	(7.09)	(7.09)	—	(1.17)	—	(1.17)	(8.26)	8.86	(44.20)		21,827	1.01		1.01		1.01		0.51		—
For the Year Ended October 31, 2007
Class A	13.13	—	—	4.13	4.13	—	(0.31)	—	(0.31)	3.82	16.95	32.15		821,428	1.44		1.44		1.44		—		102
Class B	12.99	(0.07)	—	4.01	3.94	—	(0.31)	—	(0.31)	3.63	16.62	31.01		104,908	2.29		2.29		2.29		(0.86)		—
Class C	13.00	(0.06)	—	4.03	3.97	—	(0.31)	—	(0.31)	3.66	16.66	31.22		415,688	2.16		2.16		2.16		(0.73)		—
Class I	13.14	0.02	—	4.17	4.19	—	(0.31)	—	(0.31)	3.88	17.02	32.60		83,905	1.11		1.11		1.11		0.31		—
Class Y	13.20	0.06	—	4.17	4.23	—	(0.31)	—	(0.31)	3.92	17.12	32.75		158	1.02		1.02		1.02		0.44		—
From (commencement of operations) December 22, 2006, through October 31, 2007
Class R3	13.52	(0.03)	—	3.51	3.48	—	—	—	—	3.48	17.00	25.74	(f)	452	1.85	(e)	1.85	(e)	1.85	(e)	(0.43	)(e)	—
Class R4	13.52	(0.01)	—	3.54	3.53	—	—	—	—	3.53	17.05	26.11	(f)	14	1.47	(e)	1.47	(e)	1.47	(e)	(0.06	)(e)	—
Class R5	13.52	—	—	3.58	3.58	—	—	—	—	3.58	17.10	26.48	(f)	136	1.22	(e)	1.22	(e)	1.22	(e)	0.03	(e)	—
For the Year Ended October 31, 2006
Class A	11.07	(0.01)	—	2.22	2.21	—	(0.15)	—	(0.15)	2.06	13.13	20.21		241,238	1.66		1.60		1.60		(0.13)		113
Class B	11.02	(0.07)	—	2.19	2.12	—	(0.15)	—	(0.15)	1.97	12.99	19.48		29,169	2.54		2.35		2.35		(0.88)		—
Class C	11.04	(0.06)	—	2.17	2.11	—	(0.15)	—	(0.15)	1.96	13.00	19.35		97,678	2.37		2.33		2.33		(0.86)		—
Class Y	11.08	0.12	—	2.15	2.27	—	(0.15)	—	(0.15)	2.12	13.20	20.74		119	1.20		1.15		1.15		0.39		—
From (commencement of operations) August 31, 2006, through October 31, 2006
Class I	12.51	—	—	0.63	0.63	—	—	—	—	0.63	13.14	5.04	(f)	3,316	1.46	(e)	0.80	(e)	0.80	(e)	0.45	(e)	—
From (commencement of operations) April 29, 2005, through October 31, 2005
Class A	10.00	(0.01)	—	1.08	1.07	—	—	—	—	1.07	11.07	10.70	(f)	56,981	1.99	(e)	1.60	(e)	1.60	(e)	(0.30	)(e)	46
Class B	10.00	(0.03)	—	1.05	1.02	—	—	—	—	1.02	11.02	10.20	(f)	6,343	2.97	(e)	2.35	(e)	2.35	(e)	(1.10	)(e)	—
Class C	10.00	(0.03)	—	1.07	1.04	—	—	—	—	1.04	11.04	10.40	(f)	19,494	2.82	(e)	2.35	(e)	2.35	(e)	(1.12	)(e)	—
Class Y	10.00	0.02	—	1.06	1.08	—	—	—	—	1.08	11.08	10.80	(f)	332	1.41	(e)	1.15	(e)	1.15	(e)	0.29	(e)	—
The Hartford Checks and Balances Fund (g)
For the Year Ended October 31, 2008
Class A	10.51	0.21	—	(3.17)	(2.96)	(0.23)	—	—	(0.23)	(3.19)	7.32	(28.70)		649,297	0.42		0.41		0.41		2.08		6
Class B	10.49	0.15	—	(3.19)	(3.04)	(0.16)	—	—	(0.16)	(3.20)	7.29	(29.32)		88,364	1.26		1.23		1.23		1.22		—
Class C	10.49	0.15	—	(3.18)	(3.03)	(0.17)	—	—	(0.17)	(3.20)	7.29	(29.29)		211,502	1.17		1.17		1.17		1.26		—
From (commencement of operations) February 29, 2008, through October 31, 2008
Class I	9.89	0.14	—	(2.57)	(2.43)	(0.14)	—	—	(0.14)	(2.57)	7.32	(23.71	)(f)	8,293	0.16	(e)	0.16	(e)	0.16	(e)	2.09	(e)	—
From (commencement of operations) August 29, 2008, through October 31, 2008
Class R3	9.38	0.03	—	(2.06)	(2.03)	(0.04)	—	—	(0.04)	(2.07)	7.31	(21.19	)(f)	80	0.81	(e)	0.80	(e)	0.80	(e)	1.93	(e)	—
Class R4	9.38	0.03	—	(2.05)	(2.02)	(0.04)	—	—	(0.04)	(2.06)	7.32	(21.06	)(f)	79	0.51	(e)	0.50	(e)	0.50	(e)	2.23	(e)	—
Class R5	9.38	0.03	—	(2.04)	(2.01)	(0.05)	—	—	(0.05)	(2.06)	7.32	(21.04	)(f)	79	0.21	(e)	0.21	(e)	0.21	(e)	2.52	(e)	—
From (commencement of operations) May 31, 2007, through October 31, 2007
Class A	10.00	0.05	—	0.51	0.56	(0.05)	—	—	(0.05)	0.51	10.51	5.56	(f)	172,572	0.43	(e)	0.43	(e)	0.43	(e)	1.77	(e)	—
Class B	10.00	0.03	—	0.49	0.52	(0.03)	—	—	(0.03)	0.49	10.49	5.24	(f)	19,750	1.26	(e)	1.25	(e)	1.25	(e)	0.96	(e)	—
Class C	10.00	0.03	—	0.49	0.52	(0.03)	—	—	(0.03)	0.49	10.49	5.23	(f)	55,105	1.18	(e)	1.18	(e)	1.18	(e)	1.02	(e)	—
The Hartford Conservative Allocation Fund (g)
For the Year Ended October 31, 2008
Class A	11.63	0.33	—	(2.84)	(2.51)	(0.42)	(0.40)	—	(0.82)	(3.33)	8.30	(22.99)		107,922	0.57		0.57		0.57		3.09		27
Class B	11.62	0.24	—	(2.82)	(2.58)	(0.34)	(0.40)	—	(0.74)	(3.32)	8.30	(23.55)		20,703	1.40		1.40		1.40		2.29		—
Class C	11.62	0.23	—	(2.81)	(2.58)	(0.35)	(0.40)	—	(0.75)	(3.33)	8.29	(23.57)		40,054	1.33		1.33		1.33		2.23		—

The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc.

Financial Highlights — (continued)

	— Selected Per-Share Data (a) —											— Ratios and Supplemental Data —
															Ratio of		Ratio of		Ratio of
															Expenses		Expenses		Expenses
															to Average		to Average		to Average
															Net Assets		Net Assets		Net Assets
				Net											Before		After		After
				Realized						Net					Waivers and		Waivers and		Waivers and		Ratio of
				and			Distributions			Increase					Reimbursements		Reimbursements		Reimbursements		Net
	Net Asset	Net		Unrealized	Total	Dividends	from			(Decrease)	Net Asset			Net Assets	and Including		and Including		and Excluding		Investment
	Value at	Investment	Payments	Gain	from	from Net	Realized	Distributions		in Net	Value at			at End	Expenses not		Expenses not		Expenses not		Income to		Portfolio
	Beginning	Income	from (to)	(Loss) on	Investment	Investment	Capital	from	Total	Asset	End of	Total		of Period	Subject to		Subject to		Subject to		Average		Turnover
	of Period	(Loss)	Affiliate	Investments	Operations	Income	Gains	Capital	Distributions	Value	Period	Return (b)		(000’s)	Cap (d)		Cap (d)		Cap (d)		Net Assets		Rate (c)

The Hartford Conservative Allocation Fund (g) — (continued)
Class I	$11.61	$0.39	$—	$(2.86)	$(2.47)	$(0.45)	$(0.40)	$—	$(0.85)	$(3.32)	$8.29	(22.73)%		$418	0.31%		0.31%		0.31%		4.43%		—%
Class R3	11.61	0.32	—	(2.86)	(2.54)	(0.39)	(0.40)	—	(0.79)	(3.33)	8.28	(23.28)		269	0.97		0.97		0.97		2.01		—
Class R4	11.62	0.34	—	(2.85)	(2.51)	(0.42)	(0.40)	—	(0.82)	(3.33)	8.29	(23.01)		4,900	0.63		0.63		0.63		2.21		—
Class R5	11.63	0.39	—	(2.87)	(2.48)	(0.45)	(0.40)	—	(0.85)	(3.33)	8.30	(22.81)		2,097	0.34		0.34		0.34		2.84		—
For the Year Ended October 31, 2007
Class A	11.16	0.33	—	0.81	1.14	(0.38)	(0.29)	—	(0.67)	0.47	11.63	10.64		121,488	0.59		0.59		0.59		2.91		40
Class B	11.16	0.25	—	0.80	1.05	(0.30)	(0.29)	—	(0.59)	0.46	11.62	9.81		25,903	1.42		1.28		1.28		2.25		—
Class C	11.15	0.25	—	0.81	1.06	(0.30)	(0.29)	—	(0.59)	0.47	11.62	9.91		46,433	1.35		1.28		1.28		2.17		—
Class I	11.16	0.38	—	0.78	1.16	(0.42)	(0.29)	—	(0.71)	0.45	11.61	10.86		1,502	0.27		0.27		0.27		2.64		—
From (commencement of operations) December 22, 2006, through October 31, 2007
Class R3	10.95	0.16	—	0.70	0.86	(0.20)	—	—	(0.20)	0.66	11.61	7.93	(f)	20	1.05	(e)	1.03	(e)	1.03	(e)	1.87	(e)	—
Class R4	10.95	0.20	—	0.70	0.90	(0.23)	—	—	(0.23)	0.67	11.62	8.25	(f)	429	0.75	(e)	0.75	(e)	0.75	(e)	2.26	(e)	—
Class R5	10.95	0.24	—	0.68	0.92	(0.24)	—	—	(0.24)	0.68	11.63	8.53	(f)	695	0.48	(e)	0.46	(e)	0.46	(e)	2.41	(e)	—
For the Year Ended October 31, 2006
Class A	10.57	0.26	—	0.76	1.02	(0.31)	(0.12)	—	(0.43)	0.59	11.16	9.85		93,504	0.64		0.63		0.63		2.41		29
Class B	10.56	0.19	—	0.76	0.95	(0.23)	(0.12)	—	(0.35)	0.60	11.16	9.19		20,782	1.48		1.31		1.31		1.73		—
Class C	10.56	0.19	—	0.76	0.95	(0.24)	(0.12)	—	(0.36)	0.59	11.15	9.10		36,123	1.41		1.31		1.31		1.67		—
From (commencement of operations) August 31, 2006, through October 31, 2006
Class I	10.94	0.07	—	0.22	0.29	(0.07)	—	—	(0.07)	0.22	11.16	2.69	(f)	10	0.72	(e)	0.41	(e)	0.41	(e)	2.07	(e)	—
For the Year Ended October 31, 2005
Class A	10.27	0.23	—	0.28	0.51	(0.21)	—	—	(0.21)	0.30	10.57	4.96		70,533	0.63		0.60		0.60		2.25		23
Class B	10.26	0.16	—	0.28	0.44	(0.14)	—	—	(0.14)	0.30	10.56	4.26		14,525	1.48		1.26		1.26		1.60		—
Class C	10.26	0.16	—	0.28	0.44	(0.14)	—	—	(0.14)	0.30	10.56	4.26		27,453	1.42		1.26		1.26		1.56		—
From (commencement of operations) May 28, 2004, through October 31, 2004
Class A	10.00	0.03	—	0.27	0.30	(0.03)	—	—	(0.03)	0.27	10.27	2.96	(f)	33,921	0.63	(e)	0.60	(e)	0.60	(e)	1.70	(e)	—
Class B	10.00	0.02	—	0.25	0.27	(0.01)	—	—	(0.01)	0.26	10.26	2.70	(f)	4,993	1.44	(e)	1.25	(e)	1.25	(e)	1.05	(e)	—
Class C	10.00	0.02	—	0.25	0.27	(0.01)	—	—	(0.01)	0.26	10.26	2.70	(f)	10,807	1.38	(e)	1.25	(e)	1.25	(e)	1.17	(e)	—
The Hartford Disciplined Equity Fund
For the Year Ended October 31, 2008
Class A	14.91	0.05	—	(5.63)	(5.58)	(0.02)	—	—	(0.02)	(5.60)	9.31	(37.46)		92,476	1.44		1.40		1.40		0.36		69
Class B	14.16	(0.05)	—	(5.31)	(5.36)	—	—	—	—	(5.36)	8.80	(37.85)		11,931	2.39		1.95		1.95		(0.18)		—
Class C	14.17	(0.06)	—	(5.31)	(5.37)	—	—	—	—	(5.37)	8.80	(37.90)		13,691	2.13		2.13		2.13		(0.36)		—
Class R3	15.33	0.01	—	(5.78)	(5.77)	—	—	—	—	(5.77)	9.56	(37.64)		11	1.87		1.65		1.65		0.12		—
Class R4	15.37	0.06	—	(5.79)	(5.73)	(0.04)	—	—	(0.04)	(5.77)	9.60	(37.37)		8	1.28		1.28		1.28		0.48		—
Class R5	15.41	0.10	—	(5.81)	(5.71)	(0.08)	—	—	(0.08)	(5.79)	9.62	(37.23)		7	0.99		0.99		0.99		0.77		—
Class Y	15.43	0.12	—	(5.81)	(5.69)	(0.10)	—	—	(0.10)	(5.79)	9.64	(37.09)		67,966	0.89		0.89		0.89		0.88		—
For the Year Ended October 31, 2007
Class A	13.19	0.04	0.01	1.77	1.82	(0.10)	—	—	(0.10)	1.72	14.91	13.87	(i)	177,170	1.40		1.40		1.40		0.32		72
Class B	12.53	(0.07)	0.01	1.70	1.64	(0.01)	—	—	(0.01)	1.63	14.16	13.14	(i)	29,968	2.31		2.08		2.08		(0.35)		—
Class C	12.54	(0.07)	0.01	1.70	1.64	(0.01)	—	—	(0.01)	1.63	14.17	13.07	(i)	26,479	2.09		2.09		2.09		(0.37)		—
Class Y	13.58	0.19	0.01	1.75	1.95	(0.10)	—	—	(0.10)	1.85	15.43	14.45	(i)	111,098	0.88		0.88		0.88		0.86		—
From (commencement of operations) December 22, 2006, through October 31, 2007
Class R3	13.89	—	—	1.44	1.44	—	—	—	—	1.44	15.33	10.37	(f)	11	1.65	(e)	1.65	(e)	1.65	(e)	(0.03	)(e)	—
Class R4	13.89	0.03	—	1.45	1.48	—	—	—	—	1.48	15.37	10.66	(f)	11	1.34	(e)	1.34	(e)	1.34	(e)	0.28	(e)	—
Class R5	13.89	0.07	—	1.45	1.52	—	—	—	—	1.52	15.41	10.94	(f)	11	1.05	(e)	1.05	(e)	1.05	(e)	0.57	(e)	—
For the Year Ended October 31, 2006
Class A	11.78	0.04	—	1.39	1.43	(0.02)	—	—	(0.02)	1.41	13.19	12.13		189,375	1.40		1.40		1.40		0.39		67
Class B	11.25	(0.03)	—	1.31	1.28	—	—	—	—	1.28	12.53	11.38		35,673	2.30		2.07		2.07		(0.28)		—
Class C	11.26	(0.04)	—	1.32	1.28	—	—	—	—	1.28	12.54	11.37		29,153	2.10		2.10		2.10		(0.31)		—
Class Y	12.12	0.14	—	1.40	1.54	(0.08)	—	—	(0.08)	1.46	13.58	12.76		169,614	0.89		0.89		0.89		0.88		—
For the Year Ended October 31, 2005
Class A	10.67	0.10	—	1.09	1.19	(0.08)	—	—	(0.08)	1.11	11.78	11.19		209,721	1.41		1.40		1.40		0.81		61
Class B	10.20	(0.02)	—	1.08	1.06	(0.01)	—	—	(0.01)	1.05	11.25	10.35		39,806	2.34		2.15		2.15		0.06		—
Class C	10.22	(0.02)	—	1.07	1.05	(0.01)	—	—	(0.01)	1.04	11.26	10.29		33,690	2.11		2.11		2.11		0.12		—
Class Y	10.99	0.15	—	1.12	1.27	(0.14)	—	—	(0.14)	1.13	12.12	11.62		81,582	0.90		0.90		0.90		0.97		—
For the Year Ended October 31, 2004
Class A	10.08	0.03	—	0.57	0.60	(0.01)	—	—	(0.01)	0.59	10.67	5.92		241,014	1.46		1.45		1.45		0.30		62

	— Selected Per-Share Data (a) —											— Ratios and Supplemental Data —
															Ratio of		Ratio of		Ratio of
															Expenses		Expenses		Expenses
															to Average		to Average		to Average
															Net Assets		Net Assets		Net Assets
				Net											Before		After		After
				Realized						Net					Waivers and		Waivers and		Waivers and		Ratio of
				and			Distributions			Increase					Reimbursements		Reimbursements		Reimbursements		Net
	Net Asset	Net		Unrealized	Total	Dividends	from			(Decrease)	Net Asset			Net Assets	and Including		and Including		and Excluding		Investment
	Value at	Investment	Payments	Gain	from	from Net	Realized	Distributions		in Net	Value at			at End	Expenses not		Expenses not		Expenses not		Income to		Portfolio
	Beginning	Income	from (to)	(Loss) on	Investment	Investment	Capital	from	Total	Asset	End of	Total		of Period	Subject to		Subject to		Subject to		Average		Turnover
	of Period	(Loss)	Affiliate	Investments	Operations	Income	Gains	Capital	Distributions	Value	Period	Return (b)		(000’s)	Cap (d)		Cap (d)		Cap (d)		Net Assets		Rate (c)

The Hartford Disciplined Equity Fund — (continued)
Class B	$9.70	$(0.05)	$—	$0.55	$0.50	$—	$—	$—	$—	$0.50	$10.20	5.16%		$44,561	2.34%		2.15%		2.15%		(0.41)%		—%
Class C	9.71	(0.05)	—	0.56	0.51	—	—	—	—	0.51	10.22	5.25	(i)	40,965	2.10		2.10		2.10		(0.36)		—
Class Y	10.36	(0.01)	—	0.69	0.68	(0.05)	—	—	(0.05)	0.63	10.99	6.55		19,578	0.88		0.88		0.88		0.95		—
The Hartford Diversified International Fund
From (commencement of operations) June 30, 2008, through October 31, 2008
Class A	10.00	0.01	—	(4.13)	(4.12)	—	—	—	—	(4.12)	5.88	(41.20	)(f)	2,528	2.01	(e)	1.57	(e)	1.57	(e)	0.26	(e)	67
Class B	10.00	(0.01)	—	(4.12)	(4.13)	—	—	—	—	(4.13)	5.87	(41.30	)(f)	591	2.74	(e)	2.31	(e)	2.31	(e)	(0.48	)(e)	—
Class C	10.00	(0.01)	—	(4.12)	(4.13)	—	—	—	—	(4.13)	5.87	(41.30	)(f)	611	2.75	(e)	2.32	(e)	2.32	(e)	(0.49	)(e)	—
Class I	10.00	0.01	—	(4.12)	(4.11)	—	—	—	—	(4.11)	5.89	(41.10	)(f)	589	1.74	(e)	1.30	(e)	1.30	(e)	0.53	(e)	—
Class R3	10.00	—	—	(4.13)	(4.13)	—	—	—	—	(4.13)	5.87	(41.30	)(f)	588	2.44	(e)	1.90	(e)	1.90	(e)	(0.07	)(e)	—
Class R4	10.00	—	—	(4.12)	(4.12)	—	—	—	—	(4.12)	5.88	(41.20	)(f)	588	2.14	(e)	1.65	(e)	1.65	(e)	0.18	(e)	—
Class R5	10.00	0.01	—	(4.13)	(4.12)	—	—	—	—	(4.12)	5.88	(41.20	)(f)	588	1.84	(e)	1.40	(e)	1.40	(e)	0.43	(e)	—
Class Y	10.00	0.01	—	(4.12)	(4.11)	—	—	—	—	(4.11)	5.89	(41.10	)(f)	5,886	1.74	(e)	1.30	(e)	1.30	(e)	0.52	(e)	—
The Hartford Dividend and Growth Fund
For the Year Ended October 31, 2008
Class A	23.12	0.31	—	(7.32)	(7.01)	(0.31)	(1.24)	—	(1.55)	(8.56)	14.56	(32.24)		2,214,358	1.09		1.09		1.09		1.62		36
Class B	22.76	0.14	—	(7.21)	(7.07)	(0.13)	(1.24)	—	(1.37)	(8.44)	14.32	(32.85)		222,732	1.97		1.97		1.97		0.73		—
Class C	22.72	0.17	—	(7.21)	(7.04)	(0.16)	(1.24)	—	(1.40)	(8.44)	14.28	(32.80)		221,895	1.83		1.83		1.83		0.87		—
Class I	23.07	0.34	—	(7.27)	(6.93)	(0.38)	(1.24)	—	(1.62)	(8.55)	14.52	(32.02)		167,989	0.82		0.82		0.82		1.77		—
Class R3	23.37	0.23	—	(7.40)	(7.17)	(0.25)	(1.24)	—	(1.49)	(8.66)	14.71	(32.53)		455	1.58		1.50		1.50		1.16		—
Class R4	23.39	0.32	—	(7.42)	(7.10)	(0.32)	(1.24)	—	(1.56)	(8.66)	14.73	(32.25)		8,410	1.09		1.09		1.09		1.63		—
Class R5	23.41	0.35	—	(7.40)	(7.05)	(0.37)	(1.24)	—	(1.61)	(8.66)	14.75	(32.06)		310	0.80		0.80		0.80		1.94		—
Class Y	23.41	0.37	—	(7.40)	(7.03)	(0.39)	(1.24)	—	(1.63)	(8.66)	14.75	(31.99)		494,110	0.69		0.69		0.69		2.01		—
For the Year Ended October 31, 2007
Class A	21.48	0.29	0.01	2.95	3.25	(0.27)	(1.34)	—	(1.61)	1.64	23.12	16.20	(i)	3,236,757	1.09		1.09		1.09		1.35		24
Class B	21.17	0.11	0.01	2.90	3.02	(0.09)	(1.34)	—	(1.43)	1.59	22.76	15.22	(i)	395,552	1.95		1.95		1.95		0.50		—
Class C	21.13	0.13	0.01	2.91	3.05	(0.12)	(1.34)	—	(1.46)	1.59	22.72	15.42	(i)	365,443	1.82		1.82		1.82		0.62		—
Class I	21.46	0.36	—	2.98	3.34	(0.39)	(1.34)	—	(1.73)	1.61	23.07	16.67	(i)	1,899	0.77		0.77		0.77		1.50		—
Class Y	21.72	0.37	—	3.02	3.39	(0.36)	(1.34)	—	(1.70)	1.69	23.41	16.68	(i)	255,138	0.69		0.69		0.69		1.72		—
From (commencement of operations) December 22, 2006, through October 31, 2007
Class R3	21.14	0.15	—	2.25	2.40	(0.17)	—	—	(0.17)	2.23	23.37	11.38	(f)	177	1.40	(e)	1.40	(e)	1.40	(e)	0.63	(e)	—
Class R4	21.14	0.21	—	2.26	2.47	(0.22)	—	—	(0.22)	2.25	23.39	11.70	(f)	1,994	1.09	(e)	1.09	(e)	1.09	(e)	0.72	(e)	—
Class R5	21.14	0.26	—	2.26	2.52	(0.25)	—	—	(0.25)	2.27	23.41	11.99	(f)	193	0.82	(e)	0.82	(e)	0.82	(e)	0.98	(e)	—
For the Year Ended October 31, 2006 (h)
Class A	19.10	0.26	—	3.14	3.40	(0.26)	(0.76)	—	(1.02)	2.38	21.48	18.63		2,626,634	1.14		1.14		1.14		1.32		29
Class B	18.84	0.09	—	3.10	3.19	(0.10)	(0.76)	—	(0.86)	2.33	21.17	17.63		365,678	1.99		1.99		1.99		0.48		—
Class C	18.81	0.12	—	3.08	3.20	(0.12)	(0.76)	—	(0.88)	2.32	21.13	17.75		317,139	1.87		1.87		1.87		0.60		—
Class Y	19.30	0.35	—	3.18	3.53	(0.35)	(0.76)	—	(1.11)	2.42	21.72	19.15		133,376	0.71		0.71		0.71		1.75		—
From (commencement of operations) August 31, 2006, through October 31, 2006 (h)
Class I	20.48	0.03	—	1.03	1.06	(0.08)	—	—	(0.08)	0.98	21.46	5.20	(f)	11	1.08	(e)	0.98	(e)	0.98	(e)	0.59	(e)	—
For the Year Ended October 31, 2005
Class A	17.79	0.23	—	1.51	1.74	(0.24)	(0.19)	—	(0.43)	1.31	19.10	9.87		2,109,617	1.17		1.17		1.17		1.25		26
Class B	17.56	0.08	—	1.48	1.56	(0.09)	(0.19)	—	(0.28)	1.28	18.84	8.92		343,650	2.01		2.01		2.01		0.41		—
Class C	17.53	0.10	—	1.48	1.58	(0.11)	(0.19)	—	(0.30)	1.28	18.81	9.08		280,967	1.89		1.89		1.89		0.54		—
Class Y	17.97	0.32	—	1.53	1.85	(0.33)	(0.19)	—	(0.52)	1.33	19.30	10.36		114,777	0.73		0.73		0.73		1.64		—
For the Year Ended October 31, 2004
Class A	15.94	0.16	0.01	1.82	1.99	(0.14)	—	—	(0.14)	1.85	17.79	12.53	(i)	1,838,567	1.23		1.23		1.23		0.96		25
Class B	15.75	0.03	—	1.80	1.83	(0.02)	—	—	(0.02)	1.81	17.56	11.62		319,512	2.04		2.04		2.04		0.16		—
Class C	15.72	0.05	0.01	1.79	1.85	(0.04)	—	—	(0.04)	1.81	17.53	11.76	(i)	277,706	1.90		1.90		1.90		0.29		—
Class Y	16.11	0.24	—	1.86	2.10	(0.24)	—	—	(0.24)	1.86	17.97	13.06		69,088	0.75		0.75		0.75		1.44		—
The Hartford Equity Growth Allocation Fund (g)
For the Year Ended October 31, 2008 (h)
Class A	15.55	0.01	—	(5.82)	(5.81)	(0.55)	(0.90)	—	(1.45)	(7.26)	8.29	(40.92)		113,006	0.69		0.68		0.68		0.05		10
Class B	15.40	(0.09)	—	(5.76)	(5.85)	(0.46)	(0.90)	—	(1.36)	(7.21)	8.19	(41.40)		28,322	1.52		1.49		1.49		(0.72)		—
Class C	15.39	(0.08)	—	(5.76)	(5.84)	(0.46)	(0.90)	—	(1.36)	(7.20)	8.19	(41.35)		45,209	1.43		1.43		1.43		(0.66)		—
Class I	15.59	(0.03)	—	(5.75)	(5.78)	(0.60)	(0.90)	—	(1.50)	(7.28)	8.31	(40.73)		668	0.30		0.30		0.30		(0.29)		—
Class R3	15.52	(0.02)	—	(5.80)	(5.82)	(0.55)	(0.90)	—	(1.45)	(7.27)	8.25	(41.10)		699	0.95		0.95		0.95		(0.13)		—

The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc.

Financial Highlights — (continued)

	— Selected Per-Share Data (a) —											— Ratios and Supplemental Data —
															Ratio of		Ratio of		Ratio of
															Expenses		Expenses		Expenses
															to Average		to Average		to Average
															Net Assets		Net Assets		Net Assets
				Net											Before		After		After
				Realized						Net					Waivers and		Waivers and		Waivers and		Ratio of
				and			Distributions			Increase					Reimbursements		Reimbursements		Reimbursements		Net
	Net Asset	Net		Unrealized	Total	Dividends	from			(Decrease)	Net Asset			Net Assets	and Including		and Including		and Excluding		Investment
	Value at	Investment	Payments	Gain	from	from Net	Realized	Distributions		in Net	Value at			at End	Expenses not		Expenses not		Expenses not		Income to		Portfolio
	Beginning	Income	from (to)	(Loss) on	Investment	Investment	Capital	from	Total	Asset	End of	Total		of Period	Subject to		Subject to		Subject to		Average		Turnover
	of Period	(Loss)	Affiliate	Investments	Operations	Income	Gains	Capital	Distributions	Value	Period	Return (b)		(000’s)	Cap (d)		Cap (d)		Cap (d)		Net Assets		Rate (c)

The Hartford Equity Growth Allocation Fund (g) — (continued)
Class R4	$15.56	$(0.05)	$—	$(5.74)	$(5.79)	$(0.60)	$(0.90)	$—	$(1.50)	$(7.29)	$8.27	(40.92)%		$2,389	0.64%		0.64%		0.64%		(0.40)%		—%
Class R5	15.60	(0.03)	—	(5.76)	(5.79)	(0.60)	(0.90)	—	(1.50)	(7.29)	8.31	(40.78)		1,526	0.34		0.34		0.34		(0.26)		—
For the Year Ended October 31, 2007
Class A	13.21	0.03	—	2.83	2.86	(0.24)	(0.28)	—	(0.52)	2.34	15.55	22.39		173,379	0.69		0.69		0.69		(0.06)		37
Class B	13.10	(0.07)	—	2.81	2.74	(0.16)	(0.28)	—	(0.44)	2.30	15.40	21.58		47,743	1.52		1.37		1.37		(0.72)		—
Class C	13.10	(0.07)	—	2.80	2.73	(0.16)	(0.28)	—	(0.44)	2.29	15.39	21.50		74,047	1.42		1.37		1.37		(0.72)		—
Class I	13.22	0.19	—	2.71	2.90	(0.25)	(0.28)	—	(0.53)	2.37	15.59	22.75		64	0.39		0.37		0.37		(0.15)		—
From (commencement of operations) December 22, 2006, through October 31, 2007
Class R3	13.24	(0.05)	—	2.33	2.28	—	—	—	—	2.28	15.52	17.22	(f)	952	0.97	(e)	0.96	(e)	0.96	(e)	(0.91	)(e)	—
Class R4	13.24	(0.02)	—	2.34	2.32	—	—	—	—	2.32	15.56	17.52	(f)	456	0.71	(e)	0.69	(e)	0.69	(e)	(0.64	)(e)	—
Class R5	13.24	(0.01)	—	2.37	2.36	—	—	—	—	2.36	15.60	17.82	(f)	77	0.42	(e)	0.38	(e)	0.38	(e)	(0.33	)(e)	—
For the Year Ended October 31, 2006
Class A	11.46	0.02	—	1.83	1.85	(0.09)	(0.01)	—	(0.10)	1.75	13.21	16.18		116,198	0.79		0.72		0.72		(0.34)		14
Class B	11.37	(0.12)	—	1.88	1.76	(0.02)	(0.01)	—	(0.03)	1.73	13.10	15.43		33,295	1.62		1.37		1.37		(0.93)		—
Class C	11.37	(0.12)	—	1.88	1.76	(0.02)	(0.01)	—	(0.03)	1.73	13.10	15.43		51,936	1.51		1.37		1.37		(0.92)		—
From (commencement of operations) August 31, 2006, through October 31, 2006
Class I	12.59	(0.01)	—	0.64	0.63	—	—	—	—	0.63	13.22	5.00	(f)	11	0.71	(e)	0.48	(e)	0.48	(e)	(0.45	)(e)	—
For the Year Ended October 31, 2005
Class A	10.38	(0.02)	—	1.12	1.10	(0.02)	—	—	(0.02)	1.08	11.46	10.60		58,087	0.85		0.68		0.68		(0.43)		9
Class B	10.35	(0.08)	—	1.10	1.02	—	—	—	—	1.02	11.37	9.88		20,155	1.64		1.33		1.33		(1.08)		—
Class C	10.35	(0.07)	—	1.09	1.02	—	—	—	—	1.02	11.37	9.88		32,718	1.53		1.34		1.34		(1.08)		—
From (commencement of operations) May 28, 2004, through October 31, 2004
Class A	10.00	(0.01)	—	0.39	0.38	—	—	—	—	0.38	10.38	3.80	(f)	12,415	0.86	(e)	0.67	(e)	0.67	(e)	(0.58	)(e)	3
Class B	10.00	(0.02)	—	0.37	0.35	—	—	—	—	0.35	10.35	3.50	(f)	4,532	1.69	(e)	1.32	(e)	1.32	(e)	(1.23	)(e)	—
Class C	10.00	(0.02)	—	0.37	0.35	—	—	—	—	0.35	10.35	3.50	(f)	5,424	1.59	(e)	1.32	(e)	1.32	(e)	(1.23	)(e)	—
The Hartford Equity Income Fund
For the Year Ended October 31, 2008
Class A	15.16	0.32	—	(4.42)	(4.10)	(0.31)	(0.40)	—	(0.71)	(4.81)	10.35	(28.08)		563,703	1.19		1.14		1.14		2.49		53
Class B	15.12	0.21	—	(4.41)	(4.20)	(0.19)	(0.40)	—	(0.59)	(4.79)	10.33	(28.67)		32,097	2.06		2.00		2.00		1.63		—
Class C	15.14	0.23	—	(4.42)	(4.19)	(0.21)	(0.40)	—	(0.61)	(4.80)	10.34	(28.61)		43,493	1.92		1.87		1.87		1.76		—
Class I	15.12	0.35	—	(4.39)	(4.04)	(0.35)	(0.40)	—	(0.75)	(4.79)	10.33	(27.80)		1,449	0.90		0.85		0.85		2.80		—
Class R3	15.21	0.27	—	(4.41)	(4.14)	(0.28)	(0.40)	—	(0.68)	(4.82)	10.39	(28.26)		78	1.55		1.50		1.50		2.14		—
Class R4	15.22	0.32	—	(4.43)	(4.11)	(0.31)	(0.40)	—	(0.71)	(4.82)	10.40	(28.03)		8	1.18		1.13		1.13		2.50		—
Class R5	15.22	0.36	—	(4.43)	(4.07)	(0.35)	(0.40)	—	(0.75)	(4.82)	10.40	(27.82)		8	0.90		0.85		0.85		2.78		—
Class Y	15.23	0.39	—	(4.46)	(4.07)	(0.36)	(0.40)	—	(0.76)	(4.83)	10.40	(27.80)		62,258	0.80		0.75		0.75		2.90		—
For the Year Ended October 31, 2007
Class A	14.00	0.27	—	1.69	1.96	(0.26)	(0.54)	—	(0.80)	1.16	15.16	14.68		758,905	1.22		1.12		1.12		1.93		20
Class B	13.97	0.16	—	1.67	1.83	(0.14)	(0.54)	—	(0.68)	1.15	15.12	13.69		52,424	2.07		1.97		1.97		1.09		—
Class C	13.99	0.18	—	1.67	1.85	(0.16)	(0.54)	—	(0.70)	1.15	15.14	13.80		72,690	1.94		1.84		1.84		1.23		—
Class I	13.99	0.31	—	1.69	2.00	(0.33)	(0.54)	—	(0.87)	1.13	15.12	14.96		907	0.92		0.82		0.82		2.18		—
Class Y	14.07	0.31	—	1.72	2.03	(0.33)	(0.54)	—	(0.87)	1.16	15.23	15.12		130,262	0.83		0.73		0.73		2.30		—
From (commencement of operations) December 22, 2006, through October 31, 2007
Class R3	13.97	0.17	—	1.24	1.41	(0.17)	—	—	(0.17)	1.24	15.21	10.11	(f)	95	1.60	(e)	1.50	(e)	1.50	(e)	1.51	(e)	—
Class R4	13.97	0.23	—	1.22	1.45	(0.20)	—	—	(0.20)	1.25	15.22	10.44	(f)	11	1.28	(e)	1.18	(e)	1.18	(e)	1.84	(e)	—
Class R5	13.97	0.27	—	1.21	1.48	(0.23)	—	—	(0.23)	1.25	15.22	10.67	(f)	11	0.99	(e)	0.89	(e)	0.89	(e)	2.13	(e)	—
For the Year Ended October 31, 2006
Class A	12.09	0.26	—	1.96	2.22	(0.28)	(0.03)	—	(0.31)	1.91	14.00	18.70		529,664	1.30		1.00		1.00		2.02		24
Class B	12.07	0.16	—	1.94	2.10	(0.17)	(0.03)	—	(0.20)	1.90	13.97	17.67		43,198	2.14		1.84		1.84		1.19		—
Class C	12.08	0.17	—	1.96	2.13	(0.19)	(0.03)	—	(0.22)	1.91	13.99	17.88		61,572	2.01		1.71		1.71		1.33		—
Class Y	12.15	0.30	—	1.98	2.28	(0.33)	(0.03)	—	(0.36)	1.92	14.07	19.18		7,593	0.88		0.58		0.58		2.26		—
From (commencement of operations) August 31, 2006, through October 31, 2006
Class I	13.52	0.08	—	0.46	0.54	(0.07)	—	—	(0.07)	0.47	13.99	4.05	(f)	106	1.37	(e)	0.80	(e)	0.80	(e)	1.32	(e)	—
For the Year Ended October 31, 2005
Class A	11.28	0.27	—	0.82	1.09	(0.26)	(0.02)	—	(0.28)	0.81	12.09	9.74		379,604	1.34		0.51		0.51		2.41		23
Class B	11.26	0.17	—	0.82	0.99	(0.16)	(0.02)	—	(0.18)	0.81	12.07	8.84		33,989	2.18		1.38		1.38		1.53		—
Class C	11.27	0.20	—	0.81	1.01	(0.18)	(0.02)	—	(0.20)	0.81	12.08	9.00		53,435	2.03		1.23		1.23		1.70		—
Class Y	11.33	0.32	—	0.83	1.15	(0.31)	(0.02)	—	(0.33)	0.82	12.15	10.22		784	0.91		0.11		0.11		2.79		—

	— Selected Per-Share Data (a) —											— Ratios and Supplemental Data —
														Ratio of		Ratio of		Ratio of
														Expenses		Expenses		Expenses
														to Average		to Average		to Average
														Net Assets		Net Assets		Net Assets
				Net										Before		After		After
				Realized						Net				Waivers and		Waivers and		Waivers and		Ratio of
				and			Distributions			Increase				Reimbursements		Reimbursements		Reimbursements		Net
	Net Asset	Net		Unrealized	Total	Dividends	from			(Decrease)	Net Asset		Net Assets	and Including		and Including		and Excluding		Investment
	Value at	Investment	Payments	Gain	from	from Net	Realized	Distributions		in Net	Value at		at End	Expenses not		Expenses not		Expenses not		Income to	Portfolio
	Beginning	Income	from (to)	(Loss) on	Investment	Investment	Capital	from	Total	Asset	End of	Total	of Period	Subject to		Subject to		Subject to		Average	Turnover
	of Period	(Loss)	Affiliate	Investments	Operations	Income	Gains	Capital	Distributions	Value	Period	Return (b)	(000’s)	Cap (d)		Cap (d)		Cap (d)		Net Assets	Rate (c)

The Hartford Equity Income Fund — (continued)
For the Year Ended October 31, 2004
Class A	$10.37	$0.21	$—	$0.90	$1.11	$(0.20)	$—	$—	$(0.20)	$0.91	$11.28	10.82%	$211,826	1.40%		0.56%		0.56%		2.26%	22%
Class B	10.36	0.13	—	0.89	1.02	(0.12)	—	—	(0.12)	0.90	11.26	9.93	18,438	2.20		1.37		1.37		1.46	—
Class C	10.36	0.15	—	0.89	1.04	(0.13)	—	—	(0.13)	0.91	11.27	10.12	44,043	2.02		1.19		1.19		1.64	—
Class Y	10.39	0.24	—	0.95	1.19	(0.25)	—	—	(0.25)	0.94	11.33	11.53	375	0.91		0.11		0.11		2.73	—
The Hartford Floating Rate Fund
For the Year Ended October 31, 2008
Class A	9.79	0.55	—	(2.68)	(2.13)	(0.53)	—	—	(0.53)	(2.66)	7.13	(22.71)	728,882	0.99		0.99		0.99		6.02	18
Class B	9.79	0.47	—	(2.67)	(2.20)	(0.46)	—	—	(0.46)	(2.66)	7.13	(23.30)	40,440	1.81		1.75		1.75		5.23	—
Class C	9.78	0.47	—	(2.66)	(2.19)	(0.46)	—	—	(0.46)	(2.65)	7.13	(23.24)	876,501	1.75		1.75		1.75		5.25	—
Class I	9.79	0.57	—	(2.68)	(2.11)	(0.55)	—	—	(0.55)	(2.66)	7.13	(22.51)	171,007	0.74		0.74		0.74		6.28	—
Class R3	9.79	0.52	—	(2.66)	(2.14)	(0.51)	—	—	(0.51)	(2.65)	7.14	(22.80)	544	1.45		1.25		1.25		5.63	—
Class R4	9.78	0.54	—	(2.66)	(2.12)	(0.53)	—	—	(0.53)	(2.65)	7.13	(22.63)	515	1.15		1.00		1.00		5.71	—
Class R5	9.81	0.56	—	(2.68)	(2.12)	(0.54)	—	—	(0.54)	(2.66)	7.15	(22.55)	90	0.86		0.85		0.85		6.24	—
Class Y	9.78	0.57	—	(2.66)	(2.09)	(0.56)	—	—	(0.56)	(2.65)	7.13	(22.39)	98,315	0.69		0.69		0.69		6.23	—
For the Year Ended October 31, 2007
Class A	10.11	0.66	—	(0.31)	0.35	(0.67)	—	—	(0.67)	(0.32)	9.79	3.54	1,996,644	0.96		0.96		0.96		6.61	62
Class B	10.11	0.58	—	(0.31)	0.27	(0.59)	—	—	(0.59)	(0.32)	9.79	2.72	71,403	1.80		1.75		1.75		5.84	—
Class C	10.11	0.59	—	(0.32)	0.27	(0.60)	—	—	(0.60)	(0.33)	9.78	2.67	1,870,911	1.74		1.74		1.74		5.86	—
Class I	10.11	0.70	—	(0.32)	0.38	(0.70)	—	—	(0.70)	(0.32)	9.79	3.84	406,906	0.71		0.71		0.71		6.88	—
Class Y	10.11	0.69	—	(0.32)	0.37	(0.70)	—	—	(0.70)	(0.33)	9.78	3.73	104,762	0.68		0.68		0.68		6.92	—
From (commencement of operations) December 22, 2006, through October 31, 2007
Class R3	10.09	0.54	—	(0.31)	0.23	(0.53)	—	—	(0.53)	(0.30)	9.79	2.31 (f)	285	1.75	(e)	1.25	(e)	1.25	(e)	6.59 (e)	—
Class R4	10.09	0.56	—	(0.32)	0.24	(0.55)	—	—	(0.55)	(0.31)	9.78	2.42 (f)	10	1.18	(e)	1.00	(e)	1.00	(e)	6.58 (e)	—
Class R5	10.09	0.58	—	(0.29)	0.29	(0.57)	—	—	(0.57)	(0.28)	9.81	2.90 (f)	205	0.86	(e)	0.85	(e)	0.85	(e)	6.81 (e)	—
For the Year Ended October 31, 2006
Class A	10.09	0.62	—	0.02	0.64	(0.62)	—	—	(0.62)	0.02	10.11	6.56	1,500,394	0.98		0.50		0.50		6.71	33
Class B	10.08	0.54	—	0.03	0.57	(0.54)	—	—	(0.54)	0.03	10.11	5.79	42,182	1.83		1.35		1.35		5.84	—
Class C	10.08	0.55	—	0.03	0.58	(0.55)	—	—	(0.55)	0.03	10.11	5.86	828,910	1.77		1.28		1.28		5.93	—
Class Y	10.08	0.66	—	0.02	0.68	(0.65)	—	—	(0.65)	0.03	10.11	7.00	50,896	0.65		0.15		0.15		6.89	—
From (commencement of operations) August 31, 2006, through October 31, 2006
Class I	10.11	0.12	—	—	0.12	(0.12)	—	—	(0.12)	—	10.11	1.21 (f)	61,805	0.74	(e)	0.43	(e)	0.43	(e)	7.99 (e)	—
From (commencement of operations) April 29, 2005, through October 31, 2005
Class A	10.00	0.22	—	0.08	0.30	(0.21)	—	—	(0.21)	0.09	10.09	3.06 (f)	169,485	1.03	(e)	0.29	(e)	0.29	(e)	5.68 (e)	15
Class B	10.00	0.19	—	0.08	0.27	(0.19)	—	—	(0.19)	0.08	10.08	2.66 (f)	5,659	1.89	(e)	1.04	(e)	1.04	(e)	4.91 (e)	—
Class C	10.00	0.18	—	0.09	0.27	(0.19)	—	—	(0.19)	0.08	10.08	2.67 (f)	92,710	1.79	(e)	1.02	(e)	1.02	(e)	5.03 (e)	—
Class Y	10.00	0.23	—	0.08	0.31	(0.23)	—	—	(0.23)	0.08	10.08	3.10 (f)	10,062	0.73	(e)	0.01	(e)	0.01	(e)	6.06 (e)	—
The Hartford Fundamental Growth Fund
For the Year Ended October 31, 2008
Class A	13.95	(0.01)	—	(4.85)	(4.86)	—	(1.52)	—	(1.52)	(6.38)	7.57	(38.66)	23,989	1.48		1.45		1.45		(0.06)	110
Class B	13.40	(0.09)	—	(4.61)	(4.70)	—	(1.52)	—	(1.52)	(6.22)	7.18	(39.11)	6,254	2.30		2.19		2.19		(0.80)	—
Class C	13.41	(0.09)	—	(4.62)	(4.71)	—	(1.52)	—	(1.52)	(6.23)	7.18	(39.16)	8,276	2.21		2.20		2.20		(0.81)	—
Class Y	14.27	—	—	(4.93)	(4.93)	—	(1.52)	—	(1.52)	(6.45)	7.82	(38.24)	10,872	0.96		0.96		0.96		0.36	—
For the Year Ended October 31, 2007
Class A	11.02	(0.04)	0.04	2.93	2.93	—	—	—	—	2.93	13.95	26.59 (i)	39,831	1.50		1.47		1.47		(0.30)	159
Class B	10.66	(0.14)	0.04	2.84	2.74	—	—	—	—	2.74	13.40	25.70 (i)	12,307	2.30		2.22		2.22		(1.04)	—
Class C	10.67	(0.13)	0.04	2.83	2.74	—	—	—	—	2.74	13.41	25.68 (i)	13,703	2.22		2.20		2.20		(1.04)	—
Class Y	11.22	0.02	0.04	2.99	3.05	—	—	—	—	3.05	14.27	27.18 (i)	390	1.02		1.02		1.02		0.17	—
For the Year Ended October 31, 2006
Class A	10.26	0.02	—	0.81	0.83	(0.07)	—	—	(0.07)	0.76	11.02	8.07	40,215	1.68		1.50		1.50		0.14	123
Class B	9.94	(0.06)	—	0.78	0.72	—	—	—	—	0.72	10.66	7.24	13,162	2.47		2.25		2.25		(0.61)	—
Class C	9.94	(0.07)	—	0.80	0.73	—	—	—	—	0.73	10.67	7.34	13,065	2.39		2.25		2.25		(0.61)	—
Class Y	10.44	0.04	—	0.85	0.89	(0.11)	—	—	(0.11)	0.78	11.22	8.57	487	1.18		1.07		1.07		0.56	—
For the Year Ended October 31, 2005
Class A	9.14	0.08	—	1.04	1.12	—	—	—	—	1.12	10.26	12.31	50,067	1.65		1.60	(i)	1.60	(i)	0.68	112
Class B	8.92	(0.01)	—	1.03	1.02	—	—	—	—	1.02	9.94	11.44	15,156	2.45		2.35	(i)	2.35	(i)	(0.09)	—
Class C	8.92	(0.01)	—	1.03	1.02	—	—	—	—	1.02	9.94	11.44	16,737	2.36		2.35	(i)	2.35	(i)	(0.05)	—

The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc.

Financial Highlights — (continued)

	— Selected Per-Share Data (a) —											— Ratios and Supplemental Data —
															Ratio of		Ratio of		Ratio of
															Expenses		Expenses		Expenses
															to Average		to Average		to Average
															Net Assets		Net Assets		Net Assets
				Net											Before		After		After
				Realized						Net					Waivers and		Waivers and		Waivers and		Ratio of
				and			Distributions			Increase					Reimbursements		Reimbursements		Reimbursements		Net
	Net Asset	Net		Unrealized	Total	Dividends	from			(Decrease)	Net Asset			Net Assets	and Including		and Including		and Excluding		Investment
	Value at	Investment	Payments	Gain	from	from Net	Realized	Distributions		in Net	Value at			at End	Expenses not		Expenses not		Expenses not		Income to		Portfolio
	Beginning	Income	from (to)	(Loss) on	Investment	Investment	Capital	from	Total	Asset	End of	Total		of Period	Subject to		Subject to		Subject to		Average		Turnover
	of Period	(Loss)	Affiliate	Investments	Operations	Income	Gains	Capital	Distributions	Value	Period	Return (b)		(000’s)	Cap (d)		Cap (d)		Cap (d)		Net Assets		Rate (c)

The Hartford Fundamental Growth Fund — (continued)
Class Y	$9.28	$0.13	$—	$1.06	$1.19	$(0.03)	$—	$—	$(0.03)	$1.16	$10.44	12.86%		$473	1.16%		1.16	(i)%	1.16	(i)%	1.27%		—%
For the Year Ended October 31, 2004
Class A	8.94	(0.02)	—	0.22	0.20	—	—	—	—	0.20	9.14	2.24	(i)	67,212	1.62		1.62	(i)	1.62	(i)	(0.25)		104
Class B	8.79	(0.10)	—	0.23	0.13	—	—	—	—	0.13	8.92	1.48	(i)	18,610	2.36		2.35	(i)	2.35	(i)	(0.98)		—
Class C	8.78	(0.10)	0.01	0.23	0.14	—	—	—	—	0.14	8.92	1.59	(i)	23,901	2.28		2.28	(i)	2.28	(i)	(0.91)		—
Class Y	9.04	0.03	—	0.21	0.24	—	—	—	—	0.24	9.28	2.65		815	1.11		1.11	(i)	1.11	(i)	0.27		—
The Hartford Global Communications Fund
For the Year Ended October 31, 2008
Class A	10.99	0.28	—	(5.39)	(5.11)	(0.01)	(0.48)	—	(0.49)	(5.60)	5.39	(48.60)		14,567	1.66		1.60		1.60		2.75		66
Class B	10.61	0.20	—	(5.17)	(4.97)	—	(0.48)	—	(0.48)	(5.45)	5.16	(49.00)		2,920	2.53		2.24		2.24		2.10		—
Class C	10.59	0.21	—	(5.17)	(4.96)	—	(0.48)	—	(0.48)	(5.44)	5.15	(49.00)		4,274	2.37		2.35		2.35		1.90		—
Class Y	11.23	0.27	—	(5.45)	(5.18)	(0.05)	(0.48)	—	(0.53)	(5.71)	5.52	(48.34)		459	1.11		1.11		1.11		2.79		—
For the Year Ended October 31, 2007
Class A	8.05	0.02	—	3.07	3.09	(0.13)	(0.02)	—	(0.15)	2.94	10.99	39.03	(i)	29,950	1.61		1.60		1.60		0.30		102
Class B	7.81	(0.04)	—	2.97	2.93	(0.11)	(0.02)	—	(0.13)	2.80	10.61	38.02	(i)	6,161	2.49		2.30		2.30		(0.40)		—
Class C	7.80	(0.01)	—	2.93	2.92	(0.11)	(0.02)	—	(0.13)	2.79	10.59	37.97	(i)	11,019	2.34		2.34		2.34		(0.47)		—
Class Y	8.23	0.10	—	3.10	3.20	(0.18)	(0.02)	—	(0.20)	3.00	11.23	39.58	(i)	1,006	1.11		1.11		1.11		0.88		—
For the Year Ended October 31, 2006
Class A	7.12	0.15	—	0.88	1.03	(0.10)	—	—	(0.10)	0.93	8.05	14.60		17,091	1.89		1.15		1.15		1.83		104
Class B	6.92	0.09	—	0.87	0.96	(0.07)	—	—	(0.07)	0.89	7.81	13.93		4,124	2.87		1.78		1.78		1.18		—
Class C	6.91	0.06	—	0.88	0.94	(0.05)	—	—	(0.05)	0.89	7.80	13.74		5,321	2.74		1.90		1.90		1.01		—
Class Y	7.27	0.17	—	0.92	1.09	(0.13)	—	—	(0.13)	0.96	8.23	15.14		992	1.41		0.75		0.75		2.09		—
For the Year Ended October 31, 2005
Class A	5.48	0.09	—	1.60	1.69	(0.05)	—	—	(0.05)	1.64	7.12	31.01		15,986	2.01		1.51		1.51		1.75		45
Class B	5.34	0.05	—	1.55	1.60	(0.02)	—	—	(0.02)	1.58	6.92	29.92		2,815	3.22		2.26		2.26		1.02		—
Class C	5.33	0.05	—	1.55	1.60	(0.02)	—	—	(0.02)	1.58	6.91	29.97		2,765	2.94		2.25		2.25		1.08		—
Class Y	5.60	0.02	—	1.73	1.75	(0.08)	—	—	(0.08)	1.67	7.27	31.36		638	1.36		1.06		1.06		2.10		—
For the Year Ended October 31, 2004 (h)
Class A	4.67	0.06	—	0.75	0.81	—	—	—	—	0.81	5.48	17.34		8,929	1.93		1.65		1.65		1.08		85
Class B	4.58	0.02	—	0.74	0.76	—	—	—	—	0.76	5.34	16.59		1,482	3.32		2.35		2.35		0.37		—
Class C	4.57	0.02	—	0.74	0.76	—	—	—	—	0.76	5.33	16.63		1,306	2.97		2.35		2.35		0.43		—
Class Y	4.74	0.09	—	0.77	0.86	—	—	—	—	0.86	5.60	18.14		170	1.30		1.20		1.20		1.69		—
The Hartford Global Equity Fund
From (commencement of operations) February 29, 2008, through October 31, 2008
Class A	10.00	0.05	—	(3.50)	(3.45)	—	—	—	—	(3.45)	6.55	(34.50	)(f)	12,746	1.92	(e)	1.56	(e)	1.56	(e)	0.78	(e)	56
Class B	10.00	—	—	(3.49)	(3.49)	—	—	—	—	(3.49)	6.51	(34.90	)(f)	223	2.70	(e)	2.34	(e)	2.34	(e)	0.03	(e)	—
Class C	10.00	—	—	(3.49)	(3.49)	—	—	—	—	(3.49)	6.51	(34.90	)(f)	225	2.71	(e)	2.34	(e)	2.34	(e)	0.02	(e)	—
Class I	10.00	0.07	—	(3.51)	(3.44)	—	—	—	—	(3.44)	6.56	(34.40	)(f)	199	1.67	(e)	1.31	(e)	1.31	(e)	1.06	(e)	—
Class R3	10.00	0.03	—	(3.50)	(3.47)	—	—	—	—	(3.47)	6.53	(34.70	)(f)	196	2.36	(e)	1.90	(e)	1.90	(e)	0.47	(e)	—
Class R4	10.00	0.04	—	(3.50)	(3.46)	—	—	—	—	(3.46)	6.54	(34.60	)(f)	196	2.06	(e)	1.65	(e)	1.65	(e)	0.72	(e)	—
Class R5	10.00	0.06	—	(3.51)	(3.45)	—	—	—	—	(3.45)	6.55	(34.50	)(f)	196	1.76	(e)	1.40	(e)	1.40	(e)	0.97	(e)	—
Class Y	10.00	0.07	—	(3.51)	(3.44)	—	—	—	—	(3.44)	6.56	(34.40	)(f)	197	1.66	(e)	1.30	(e)	1.30	(e)	1.07	(e)	—
The Hartford Global Financial Services Fund
For the Year Ended October 31, 2008 (h)
Class A	14.16	0.20	—	(5.76)	(5.56)	(0.14)	(1.59)	—	(1.73)	(7.29)	6.87	(44.03)		16,849	1.64		1.60		1.60		2.10		132
Class B	13.87	0.16	—	(5.65)	(5.49)	(0.05)	(1.59)	—	(1.64)	(7.13)	6.74	(44.25)		2,662	2.78		2.04		2.04		1.69		—
Class C	13.82	0.13	—	(5.61)	(5.48)	(0.06)	(1.59)	—	(1.65)	(7.13)	6.69	(44.39)		4,267	2.48		2.35		2.35		1.43		—
Class Y	14.35	0.25	—	(5.84)	(5.59)	(0.18)	(1.59)	—	(1.77)	(7.36)	6.99	(43.70)		1,340	1.17		1.17		1.17		2.59		—
For the Year Ended October 31, 2007
Class A	14.01	0.17	—	0.94	1.11	(0.11)	(0.85)	—	(0.96)	0.15	14.16	8.42	(i)	24,420	1.61		1.60		1.60		1.31		104
Class B	13.74	0.10	—	0.90	1.00	(0.02)	(0.85)	—	(0.87)	0.13	13.87	7.75	(i)	3,803	2.62		2.22		2.22		0.70		—
Class C	13.73	0.07	—	0.91	0.98	(0.04)	(0.85)	—	(0.89)	0.09	13.82	7.57	(i)	5,164	2.43		2.35		2.35		0.58		—
Class Y	14.16	0.24	—	0.95	1.19	(0.15)	(0.85)	—	(1.00)	0.19	14.35	8.91	(i)	1,506	1.14		1.14		1.14		1.85		—
For the Year Ended October 31, 2006
Class A	11.60	0.12	—	2.40	2.52	(0.11)	—	—	(0.11)	2.41	14.01	21.87		21,369	1.80		1.15		1.15		1.11		52
Class B	11.39	0.08	—	2.31	2.39	(0.04)	—	—	(0.04)	2.35	13.74	21.06		3,828	2.81		1.78		1.78		0.49		—
Class C	11.39	0.05	—	2.32	2.37	(0.03)	—	—	(0.03)	2.34	13.73	20.88		4,082	2.65		1.90		1.90		0.35		—

	— Selected Per-Share Data (a) —											— Ratios and Supplemental Data —
														Ratio of		Ratio of		Ratio of
														Expenses		Expenses		Expenses
														to Average		to Average		to Average
														Net Assets		Net Assets		Net Assets
				Net										Before		After		After
				Realized						Net				Waivers and		Waivers and		Waivers and		Ratio of
				and			Distributions			Increase				Reimbursements		Reimbursements		Reimbursements		Net
	Net Asset	Net		Unrealized	Total	Dividends	from			(Decrease)	Net Asset		Net Assets	and Including		and Including		and Excluding		Investment
	Value at	Investment	Payments	Gain	from	from Net	Realized	Distributions		in Net	Value at		at End	Expenses not		Expenses not		Expenses not		Income to		Portfolio
	Beginning	Income	from (to)	(Loss) on	Investment	Investment	Capital	from	Total	Asset	End of	Total	of Period	Subject to		Subject to		Subject to		Average		Turnover
	of Period	(Loss)	Affiliate	Investments	Operations	Income	Gains	Capital	Distributions	Value	Period	Return (b)	(000’s)	Cap (d)		Cap (d)		Cap (d)		Net Assets		Rate (c)

The Hartford Global Financial Services Fund — (continued)
Class Y	$11.73	$0.19	$—	$2.40	$2.59	$(0.16)	$—	$—	$(0.16)	$2.43	$14.16	22.24%	$942	1.34%		0.75%		0.75%		1.52%		—%
For the Year Ended October 31, 2005
Class A	10.44	0.11	—	1.18	1.29	(0.13)	—	—	(0.13)	1.16	11.60	12.39	13,958	1.88		1.51		1.51		0.91		33
Class B	10.26	0.01	—	1.18	1.19	(0.06)	—	—	(0.06)	1.13	11.39	11.58	3,147	2.91		2.28		2.28		0.15		—
Class C	10.26	0.02	—	1.17	1.19	(0.06)	—	—	(0.06)	1.13	11.39	11.58	2,769	2.77		2.27		2.27		0.16		—
Class Y	10.55	0.12	—	1.24	1.36	(0.18)	—	—	(0.18)	1.18	11.73	12.91	773	1.36		1.09		1.09		1.30		—
For the Year Ended October 31, 2004 (h)
Class A	9.71	0.12	—	0.69	0.81	(0.08)	—	—	(0.08)	0.73	10.44	8.42	12,910	1.78		1.65		1.65		1.17		85
Class B	9.55	0.05	—	0.69	0.74	(0.03)	—	—	(0.03)	0.71	10.26	7.71	3,043	2.80		2.35		2.35		0.44		—
Class C	9.55	0.05	—	0.69	0.74	(0.03)	—	—	(0.03)	0.71	10.26	7.71	2,459	2.68		2.35		2.35		0.44		—
Class Y	9.79	0.17	—	0.71	0.88	(0.12)	—	—	(0.12)	0.76	10.55	9.06	642	1.27		1.20		1.20		1.54		—
The Hartford Global Growth Fund
For the Year Ended October 31, 2008 (h)
Class A	24.97	(0.03)	—	(11.78)	(11.81)	—	(2.66)	—	(2.66)	(14.47)	10.50	(52.57)	212,910	1.49		1.43		1.43		(0.18)		82
Class B	23.27	(0.14)	—	(10.83)	(10.97)	—	(2.66)	—	(2.66)	(13.63)	9.64	(52.83)	23,614	2.42		2.01		2.01		(0.79)		—
Class C	23.40	(0.16)	—	(10.90)	(11.06)	—	(2.66)	—	(2.66)	(13.72)	9.68	(52.94)	30,334	2.16		2.16		2.16		(0.92)		—
Class R3	26.02	(0.08)	—	(12.31)	(12.39)	—	(2.66)	—	(2.66)	(15.05)	10.97	(52.69)	10	1.88		1.73		1.73		(0.42)		—
Class R4	26.09	(0.05)	—	(12.37)	(12.42)	—	(2.66)	—	(2.66)	(15.08)	11.01	(52.66)	7	1.58		1.43		1.43		(0.57)		—
Class R5	26.15	0.05	—	(12.44)	(12.39)	—	(2.66)	—	(2.66)	(15.05)	11.10	(52.40)	12	1.06		1.06		1.06		0.26		—
Class Y	26.19	0.07	—	(12.46)	(12.39)	—	(2.66)	—	(2.66)	(15.05)	11.14	(52.31)	135,673	0.90		0.90		0.90		0.36		—
For the Year Ended October 31, 2007
Class A	19.35	(0.14)	0.05	6.69	6.60	—	(0.98)	—	(0.98)	5.62	24.97	35.85 (i)	492,466	1.48		1.48		1.48		(0.62)		85
Class B	18.23	(0.32)	0.06	6.28	6.02	—	(0.98)	—	(0.98)	5.04	23.27	34.81 (i)	78,931	2.40		2.19		2.19		(1.33)		—
Class C	18.31	(0.28)	0.05	6.30	6.07	—	(0.98)	—	(0.98)	5.09	23.40	34.94 (i)	75,742	2.15		2.15		2.15		(1.29)		—
Class Y	20.14	—	0.06	6.97	7.03	—	(0.98)	—	(0.98)	6.05	26.19	36.61 (i)	195,998	0.89		0.89		0.89		(0.01)		—
From (commencement of operations) December 22, 2006, through October 31, 2007
Class R3	20.00	(0.14)	—	6.16	6.02	—	—	—	—	6.02	26.02	30.10 (f)	13	1.65	(e)	1.65	(e)	1.65	(e)	(0.78	)(e)	—
Class R4	20.00	(0.09)	—	6.18	6.09	—	—	—	—	6.09	26.09	30.45 (f)	13	1.34	(e)	1.34	(e)	1.34	(e)	(0.47	)(e)	—
Class R5	20.00	(0.03)	—	6.18	6.15	—	—	—	—	6.15	26.15	30.75 (f)	13	1.05	(e)	1.05	(e)	1.05	(e)	(0.17	)(e)	—
For the Year Ended October 31, 2006 (h)
Class A	16.80	(0.05)	—	2.81	2.76	(0.02)	(0.19)	—	(0.21)	2.55	19.35	16.58	417,840	1.53		1.48		1.48		(0.25)		125
Class B	15.93	(0.17)	—	2.66	2.49	—	(0.19)	—	(0.19)	2.30	18.23	15.80	74,805	2.44		2.18		2.18		(0.95)		—
Class C	16.01	(0.17)	—	2.66	2.49	—	(0.19)	—	(0.19)	2.30	18.31	15.72	66,121	2.20		2.20		2.20		(0.98)		—
Class Y	17.46	0.06	—	2.91	2.97	(0.10)	(0.19)	—	(0.29)	2.68	20.14	17.25	169,270	0.93		0.93		0.93		0.31		—
For the Year Ended October 31, 2005
Class A	16.49	0.08	—	0.23	0.31	—	—	—	—	0.31	16.80	1.88	419,648	1.58		1.48		1.48		0.41		270
Class B	15.77	(0.08)	—	0.24	0.16	—	—	—	—	0.16	15.93	1.02	78,986	2.51		2.35		2.35		(0.45)		—
Class C	15.84	(0.06)	—	0.23	0.17	—	—	—	—	0.17	16.01	1.07	71,623	2.25		2.25		2.25		(0.34)		—
Class Y	17.06	0.13	—	0.27	0.40	—	—	—	—	0.40	17.46	2.34	83,896	0.97		0.97		0.97		0.87		—
For the Year Ended October 31, 2004
Class A	13.96	(0.06)	—	2.59	2.53	—	—	—	—	2.53	16.49	18.12	466,013	1.62		1.62		1.62		(0.36)		271
Class B	13.45	(0.17)	—	2.49	2.32	—	—	—	—	2.32	15.77	17.25	90,179	2.52		2.35		2.35		(1.09)		—
Class C	13.49	(0.15)	—	2.50	2.35	—	—	—	—	2.35	15.84	17.42	87,518	2.24		2.24		2.24		(0.98)		—
Class Y	14.34	0.03	—	2.69	2.72	—	—	—	—	2.72	17.06	18.97	58,791	0.93		0.93		0.93		0.31		—
The Hartford Global Health Fund
For the Year Ended October 31, 2008
Class A	18.85	(0.03)	—	(4.83)	(4.86)	—	(1.30)	—	(1.30)	(6.16)	12.69	(27.59)	299,699	1.41		1.41		1.41		(0.18)		67
Class B	17.67	(0.18)	—	(4.45)	(4.63)	—	(1.30)	—	(1.30)	(5.93)	11.74	(28.17)	45,475	2.32		2.24		2.24		(1.02)		—
Class C	17.71	(0.14)	—	(4.49)	(4.63)	—	(1.30)	—	(1.30)	(5.93)	11.78	(28.10)	93,208	2.15		2.15		2.15		(0.92)		—
Class I	18.96	0.01	—	(4.86)	(4.85)	—	(1.30)	—	(1.30)	(6.15)	12.81	(27.36)	43,036	1.11		1.11		1.11		0.10		—
Class R3	19.59	(0.03)	—	(5.07)	(5.10)	—	(1.30)	—	(1.30)	(6.40)	13.19	(27.78)	503	1.91		1.85		1.85		(0.67)		—
Class R4	19.66	—	—	(5.07)	(5.07)	—	(1.30)	—	(1.30)	(6.37)	13.29	(27.52)	3,921	1.35		1.35		1.35		(0.02)		—
Class R5	19.70	0.03	—	(5.05)	(5.02)	—	(1.30)	—	(1.30)	(6.32)	13.38	(27.18)	1,449	1.05		1.05		1.05		0.27		—
Class Y	19.74	0.05	—	(5.09)	(5.04)	—	(1.30)	—	(1.30)	(6.34)	13.40	(27.23)	155,104	0.95		0.95		0.95		0.28		—
For the Year Ended October 31, 2007
Class A	17.84	(0.04)	—	1.73	1.69	—	(0.68)	—	(0.68)	1.01	18.85	9.96 (i)	509,341	1.41		1.41		1.41		(0.25)		41
Class B	16.92	(0.20)	—	1.63	1.43	—	(0.68)	—	(0.68)	0.75	17.67	8.92 (i)	82,932	2.30		2.29		2.29		(1.15)		—

The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc.

Financial Highlights — (continued)

	— Selected Per-Share Data (a) —											— Ratios and Supplemental Data —
															Ratio of		Ratio of		Ratio of
															Expenses		Expenses		Expenses
															to Average		to Average		to Average
															Net Assets		Net Assets		Net Assets
				Net											Before		After		After
				Realized						Net					Waivers and		Waivers and		Waivers and		Ratio of
				and			Distributions			Increase					Reimbursements		Reimbursements		Reimbursements		Net
	Net Asset	Net		Unrealized	Total	Dividends	from			(Decrease)	Net Asset			Net Assets	and Including		and Including		and Excluding		Investment
	Value at	Investment	Payments	Gain	from	from Net	Realized	Distributions		in Net	Value at			at End	Expenses not		Expenses not		Expenses not		Income to		Portfolio
	Beginning	Income	from (to)	(Loss) on	Investment	Investment	Capital	from	Total	Asset	End of	Total		of Period	Subject to		Subject to		Subject to		Average		Turnover
	of Period	(Loss)	Affiliate	Investments	Operations	Income	Gains	Capital	Distributions	Value	Period	Return (b)		(000’s)	Cap (d)		Cap (d)		Cap (d)		Net Assets		Rate (c)

The Hartford Global Health Fund — (continued)
Class C	$16.93	$(0.15)	$—	$1.61	$1.46	$—	$(0.68)	$—	$(0.68)	$0.78	$17.71	9.11	(i)%	$137,101	2.15%		2.15%		2.15%		(0.99)%		—%
Class I	17.86	0.01	—	1.77	1.78	—	(0.68)	—	(0.68)	1.10	18.96	10.48	(i)	15,017	1.07		1.07		1.07		0.08		—
Class Y	18.57	0.04	—	1.81	1.85	—	(0.68)	—	(0.68)	1.17	19.74	10.45	(i)	213,110	0.95		0.95		0.95		0.20		—
From (commencement of operations) December 22, 2006, through October 31, 2007
Class R3	18.27	(0.02)	—	1.34	1.32	—	—	—	—	1.32	19.59	7.22	(f)	112	1.75	(e)	1.75	(e)	1.75	(e)	(0.50	)(e)	—
Class R4	18.27	—	—	1.39	1.39	—	—	—	—	1.39	19.66	7.61	(f)	494	1.41	(e)	1.41	(e)	1.41	(e)	—	(e)	—
Class R5	18.27	—	—	1.43	1.43	—	—	—	—	1.43	19.70	7.83	(f)	434	1.14	(e)	1.14	(e)	1.14	(e)	—	(e)	—
For the Year Ended October 31, 2006
Class A	16.50	(0.07)	—	2.41	2.34	—	(1.00)	—	(1.00)	1.34	17.84	14.96		370,285	1.61		1.60		1.60		(0.53)		30
Class B	15.81	(0.20)	—	2.31	2.11	—	(1.00)	—	(1.00)	1.11	16.92	14.10		80,574	2.45		2.32		2.32		(1.27)		—
Class C	15.81	(0.18)	—	2.30	2.12	—	(1.00)	—	(1.00)	1.12	16.93	14.17		97,956	2.31		2.31		2.31		(1.25)		—
Class Y	17.05	(0.01)	—	2.53	2.52	—	(1.00)	—	(1.00)	1.52	18.57	15.56		192,814	1.08		1.08		1.08		(0.03)		—
From (commencement of operations) August 31, 2006, through October 31, 2006
Class I	17.34	—	—	0.52	0.52	—	—	—	—	0.52	17.86	3.00	(f)	785	1.26	(e)	1.15	(e)	1.15	(e)	(0.20	)(e)	—
For the Year Ended October 31, 2005
Class A	15.00	(0.08)	—	2.35	2.27	—	(0.77)	—	(0.77)	1.50	16.50	15.67		209,835	1.71		1.60		1.60		(0.55)		50
Class B	14.50	(0.20)	—	2.28	2.08	—	(0.77)	—	(0.77)	1.31	15.81	14.86		71,204	2.52		2.35		2.35		(1.30)		—
Class C	14.51	(0.19)	—	2.26	2.07	—	(0.77)	—	(0.77)	1.30	15.81	14.78		72,546	2.36		2.35		2.35		(1.30)		—
Class Y	15.41	(0.01)	—	2.42	2.41	—	(0.77)	—	(0.77)	1.64	17.05	16.19		169,698	1.08		1.08		1.08		(0.12)		—
For the Year Ended October 31, 2004
Class A	13.80	(0.10)	—	1.36	1.26	—	(0.06)	—	(0.06)	1.20	15.00	9.21		170,672	1.81		1.65		1.65		(0.68)		41
Class B	13.43	(0.20)	—	1.33	1.13	—	(0.06)	—	(0.06)	1.07	14.50	8.49		66,035	2.55		2.35		2.35		(1.38)		—
Class C	13.44	(0.20)	—	1.33	1.13	—	(0.06)	—	(0.06)	1.07	14.51	8.49		61,390	2.37		2.35		2.35		(1.38)		—
Class Y	14.09	(0.02)	—	1.40	1.38	—	(0.06)	—	(0.06)	1.32	15.41	9.88		1,299	1.12		1.12		1.12		(0.14)		—
The Hartford Global Technology Fund
For the Year Ended October 31, 2008
Class A	7.23	(0.04)	—	(3.35)	(3.39)	—	—	—	—	(3.39)	3.84	(46.89)		21,246	1.84		1.40		1.40		(0.56)		160
Class B	6.85	(0.08)	—	(3.15)	(3.23)	—	—	—	—	(3.23)	3.62	(47.15)		5,603	2.78		1.96		1.96		(1.13)		—
Class C	6.82	(0.08)	—	(3.15)	(3.23)	—	—	—	—	(3.23)	3.59	(47.36)		7,537	2.46		2.27		2.27		(1.44)		—
Class Y	7.45	(0.02)	—	(3.46)	(3.48)	—	—	—	—	(3.48)	3.97	(46.71)		995	1.08		1.08		1.08		(0.26)		—
For the Year Ended October 31, 2007
Class A	5.67	(0.05)	—	1.61	1.56	—	—	—	—	1.56	7.23	27.51	(i)	46,765	1.84		1.44		1.44		(0.87)		146
Class B	5.41	(0.09)	—	1.53	1.44	—	—	—	—	1.44	6.85	26.62	(i)	14,552	2.74		2.05		2.05		(1.47)		—
Class C	5.40	(0.10)	—	1.52	1.42	—	—	—	—	1.42	6.82	26.30	(i)	15,462	2.47		2.31		2.31		(1.75)		—
Class Y	5.82	(0.03)	—	1.66	1.63	—	—	—	—	1.63	7.45	28.01	(i)	2,710	1.10		1.10		1.10		(0.53)		—
For the Year Ended October 31, 2006
Class A	4.97	(0.04)	—	0.74	0.70	—	—	—	—	0.70	5.67	14.08		33,424	2.10		1.36		1.36		(0.78)		144
Class B	4.77	(0.08)	—	0.72	0.64	—	—	—	—	0.64	5.41	13.42		12,729	2.96		1.99		1.99		(1.41)		—
Class C	4.77	(0.09)	—	0.72	0.63	—	—	—	—	0.63	5.40	13.21		11,521	2.71		2.24		2.24		(1.67)		—
Class Y	5.09	(0.03)	—	0.76	0.73	—	—	—	—	0.73	5.82	14.34		1,137	1.26		1.20		1.20		(0.62)		—
For the Year Ended October 31, 2005
Class A	4.42	—	—	0.55	0.55	—	—	—	—	0.55	4.97	12.44		27,620	2.22		1.60		1.60		—		132
Class B	4.28	(0.04)	—	0.53	0.49	—	—	—	—	0.49	4.77	11.45		12,409	3.05		2.35		2.35		(0.79)		—
Class C	4.28	(0.04)	—	0.53	0.49	—	—	—	—	0.49	4.77	11.45		10,712	2.75		2.35		2.35		(0.65)		—
Class Y	4.51	0.03	—	0.55	0.58	—	—	—	—	0.58	5.09	12.86		938	1.22		1.20		1.20		0.58		—
For the Year Ended October 31, 2004
Class A	4.68	(0.07)	—	(0.19)	(0.26)	—	—	—	—	(0.26)	4.42	(5.56)		31,418	2.14		1.65		1.65		(1.37)		165
Class B	4.56	(0.10)	—	(0.18)	(0.28)	—	—	—	—	(0.28)	4.28	(6.14)		12,978	2.96		2.35		2.35		(2.07)		—
Class C	4.56	(0.11)	—	(0.17)	(0.28)	—	—	—	—	(0.28)	4.28	(6.14)		13,891	2.62		2.35		2.35		(2.07)		—
Class Y	4.75	(0.04)	—	(0.20)	(0.24)	—	—	—	—	(0.24)	4.51	(5.05)		1,186	1.15		1.15		1.15		(0.85)		—
The Hartford Growth Allocation Fund (g)
For the Year Ended October 31, 2008
Class A	14.51	0.14	—	(4.81)	(4.67)	(0.47)	(0.79)	—	(1.26)	(5.93)	8.58	(35.00)		329,312	0.59		0.59		0.59		1.06		13
Class B	14.37	0.03	—	(4.74)	(4.71)	(0.39)	(0.79)	—	(1.18)	(5.89)	8.48	(35.52)		89,717	1.41		1.41		1.41		0.26		—
Class C	14.37	0.04	—	(4.75)	(4.71)	(0.39)	(0.79)	—	(1.18)	(5.89)	8.48	(35.50)		148,584	1.34		1.34		1.34		0.34		—
Class I	14.49	0.37	—	(4.98)	(4.61)	(0.52)	(0.79)	—	(1.31)	(5.92)	8.57	(34.75)		1,310	0.23		0.23		0.23		0.97		—
Class R3	14.46	0.18	—	(4.87)	(4.69)	(0.47)	(0.79)	—	(1.26)	(5.95)	8.51	(35.32)		49	1.06		1.06		1.06		0.34		—

	— Selected Per-Share Data (a) —											— Ratios and Supplemental Data —
															Ratio of		Ratio of		Ratio of
															Expenses		Expenses		Expenses
															to Average		to Average		to Average
															Net Assets		Net Assets		Net Assets
				Net											Before		After		After
				Realized						Net					Waivers and		Waivers and		Waivers and		Ratio of
				and			Distributions			Increase					Reimbursements		Reimbursements		Reimbursements		Net
	Net Asset	Net		Unrealized	Total	Dividends	from			(Decrease)	Net Asset			Net Assets	and Including		and Including		and Excluding		Investment
	Value at	Investment	Payments	Gain	from	from Net	Realized	Distributions		in Net	Value at			at End	Expenses not		Expenses not		Expenses not		Income to		Portfolio
	Beginning	Income	from (to)	(Loss) on	Investment	Investment	Capital	from	Total	Asset	End of	Total		of Period	Subject to		Subject to		Subject to		Average		Turnover
	of Period	(Loss)	Affiliate	Investments	Operations	Income	Gains	Capital	Distributions	Value	Period	Return (b)		(000’s)	Cap (d)		Cap (d)		Cap (d)		Net Assets		Rate (c)

The Hartford Growth Allocation Fund (g) — (continued)
Class R4	$14.51	$0.43	$—	$(5.08)	$(4.65)	$(0.51)	$(0.79)	$—	$(1.30)	$(5.95)	$8.56	(34.95)%		$4,825	0.59%		0.59%		0.59%		0.17%		—%
Class R5	14.54	0.46	—	(5.09)	(4.63)	(0.52)	(0.79)	—	(1.31)	(5.94)	8.60	(34.78)		2,917	0.30		0.30		0.30		0.63		—
For the Year Ended October 31, 2007
Class A	12.66	0.14	—	2.23	2.37	(0.24)	(0.28)	—	(0.52)	1.85	14.51	19.35		503,345	0.60		0.60		0.60		0.93		39
Class B	12.57	0.04	—	2.21	2.25	(0.17)	(0.28)	—	(0.45)	1.80	14.37	18.40		143,140	1.41		1.32		1.32		0.22		—
Class C	12.57	0.05	—	2.20	2.25	(0.17)	(0.28)	—	(0.45)	1.80	14.37	18.44		238,997	1.34		1.31		1.31		0.25		—
Class I	12.67	0.26	—	2.14	2.40	(0.30)	(0.28)	—	(0.58)	1.82	14.49	19.71		804	0.23		0.23		0.23		0.58		—
From (commencement of operations) December 22, 2006, through October 31, 2007
Class R3	12.59	(0.02)	—	1.89	1.87	—	—	—	—	1.87	14.46	14.85	(f)	53	0.95	(e)	0.93	(e)	0.93	(e)	(0.26	)(e)	—
Class R4	12.59	—	—	1.92	1.92	—	—	—	—	1.92	14.51	15.25	(f)	325	0.66	(e)	0.65	(e)	0.65	(e)	(0.01	)(e)	—
Class R5	12.59	—	—	1.95	1.95	—	—	—	—	1.95	14.54	15.49	(f)	782	0.38	(e)	0.38	(e)	0.38	(e)	0.25	(e)	—
For the Year Ended October 31, 2006
Class A	11.27	0.07	—	1.46	1.53	(0.13)	(0.01)	—	(0.14)	1.39	12.66	13.64		370,088	0.69		0.67		0.67		0.49		13
Class B	11.19	0.03	—	1.42	1.45	(0.06)	(0.01)	—	(0.07)	1.38	12.57	12.96		107,818	1.51		1.32		1.32		(0.15)		—
Class C	11.19	0.03	—	1.42	1.45	(0.06)	(0.01)	—	(0.07)	1.38	12.57	12.96		181,434	1.44		1.32		1.32		(0.16)		—
From (commencement of operations) August 31, 2006, through October 31, 2006
Class I	12.16	(0.01)	—	0.52	0.51	—	—	—	—	0.51	12.67	4.19	(f)	10	0.66	(e)	0.42	(e)	0.42	(e)	0.16	(e)	—
For the Year Ended October 31, 2005
Class A	10.36	0.05	—	0.89	0.94	(0.03)	—	—	(0.03)	0.91	11.27	9.12		205,331	0.72		0.64		0.64		0.42		1
Class B	10.34	(0.01)	—	0.87	0.86	(0.01)	—	—	(0.01)	0.85	11.19	8.37		65,739	1.53		1.29		1.29		(0.23)		—
Class C	10.33	(0.01)	—	0.88	0.87	(0.01)	—	—	(0.01)	0.86	11.19	8.47		100,339	1.47		1.29		1.29		(0.23)		—
From (commencement of operations) May 28, 2004, through October 31, 2004
Class A	10.00	—	—	0.36	0.36	—	—	—	—	0.36	10.36	3.60	(f)	43,279	0.72	(e)	0.63	(e)	0.63	(e)	0.13	(e)	—
Class B	10.00	(0.01)	—	0.35	0.34	—	—	—	—	0.34	10.34	3.40	(f)	14,177	1.52	(e)	1.28	(e)	1.28	(e)	(0.53	)(e)	—
Class C	10.00	(0.01)	—	0.34	0.33	—	—	—	—	0.33	10.33	3.30	(f)	21,221	1.44	(e)	1.28	(e)	1.28	(e)	(0.52	)(e)	—
The Hartford Growth Fund
For the Year Ended October 31, 2008 (h)
Class A	21.25	(0.05)	—	(8.03)	(8.08)	—	(1.58)	—	(1.58)	(9.66)	11.59	(40.77)		292,129	1.27		1.27		1.27		(0.27)		106
Class B	18.39	(0.13)	—	(6.85)	(6.98)	—	(1.58)	—	(1.58)	(8.56)	9.83	(41.16)		19,936	2.24		1.91		1.91		(0.91)		—
Class C	18.45	(0.14)	—	(6.87)	(7.01)	—	(1.58)	—	(1.58)	(8.59)	9.86	(41.19)		46,757	1.97		1.97		1.97		(0.96)		—
Class I	21.34	0.02	—	(8.09)	(8.07)	—	(1.58)	—	(1.58)	(9.65)	11.69	(40.53)		48,174	0.89		0.89		0.89		0.14		—
Class L	21.60	—	—	(8.19)	(8.19)	—	(1.58)	—	(1.58)	(9.77)	11.83	(40.61)		170,321	1.05		1.03		1.03		(0.03)		—
Class R3	21.76	(0.08)	—	(8.24)	(8.32)	—	(1.58)	—	(1.58)	(9.90)	11.86	(40.93)		53	1.71		1.55		1.55		(0.51)		—
Class R4	21.82	(0.03)	—	(8.27)	(8.30)	—	(1.58)	—	(1.58)	(9.88)	11.94	(40.70)		1,394	1.20		1.20		1.20		(0.17)		—
Class R5	21.87	0.02	—	(8.31)	(8.29)	—	(1.58)	—	(1.58)	(9.87)	12.00	(40.56)		51	0.92		0.92		0.92		0.09		—
Class Y	21.90	0.04	—	(8.33)	(8.29)	—	(1.58)	—	(1.58)	(9.87)	12.03	(40.50)		116,109	0.80		0.80		0.80		0.21		—
For the Year Ended October 31, 2007
Class A	18.45	(0.07)	—	4.17	4.10	—	(1.30)	—	(1.30)	2.80	21.25	23.92	(i)	627,677	1.27		1.27		1.27		(0.35)		89
Class B	16.25	(0.21)	—	3.65	3.44	—	(1.30)	—	(1.30)	2.14	18.39	23.02	(i)	41,359	2.22		2.09		2.09		(1.17)		—
Class C	16.29	(0.19)	—	3.65	3.46	—	(1.30)	—	(1.30)	2.16	18.45	23.10	(i)	85,303	1.98		1.98		1.98		(1.06)		—
Class I	18.46	—	—	4.18	4.18	—	(1.30)	—	(1.30)	2.88	21.34	24.37	(i)	35,626	0.91		0.91		0.91		0.02		—
Class L (k)	18.69	(0.05)	—	4.26	4.21	—	(1.30)	—	(1.30)	2.91	21.60	24.22	(i)	323,581	1.06		1.05		1.05		(0.27)		—
Class Y	18.89	0.02	—	4.29	4.31	—	(1.30)	—	(1.30)	3.01	21.90	24.52	(i)	103,251	0.81		0.81		0.81		0.10		—
From (commencement of operations) December 22, 2006, through October 31, 2007
Class R3	18.15	(0.08)	—	3.69	3.61	—	—	—	—	3.61	21.76	19.89	(f)	16	1.56	(e)	1.56	(e)	1.56	(e)	(0.67	)(e)	—
Class R4	18.15	(0.01)	—	3.68	3.67	—	—	—	—	3.67	21.82	20.22	(f)	282	1.17	(e)	1.17	(e)	1.17	(e)	(0.28	)(e)	—
Class R5	18.15	—	—	3.72	3.72	—	—	—	—	3.72	21.87	20.50	(f)	63	0.90	(e)	0.90	(e)	0.90	(e)	(0.01	)(e)	—
For the Year Ended October 31, 2006
Class A	17.32	(0.07)	—	1.20	1.13	—	—	—	—	1.13	18.45	6.52		707,000	1.34		1.33		1.33		(0.38)		92
Class B	15.38	(0.20)	—	1.07	0.87	—	—	—	—	0.87	16.25	5.66		44,064	2.22		2.09		2.09		(1.14)		—
Class C	15.40	(0.18)	—	1.07	0.89	—	—	—	—	0.89	16.29	5.78		85,469	2.02		2.02		2.02		(1.07)		—
Class L	17.50	(0.02)	—	1.21	1.19	—	—	—	—	1.19	18.69	6.80		274,890	1.05		1.05		1.05		(0.10)		—
Class Y	17.65	0.01	—	1.23	1.24	—	—	—	—	1.24	18.89	7.03		130,594	0.83		0.83		0.83		0.08		—
From (commencement of operations) August 31, 2006, through October 31, 2006
Class I	17.64	—	—	0.82	0.82	—	—	—	—	0.82	18.46	4.65	(f)	1,961	0.96	(e)	0.96	(e)	0.96	(e)	(0.52	)(e)	—
For the Year Ended October 31, 2005
Class A	16.19	(0.04)	—	1.17	1.13	—	—	—	—	1.13	17.32	6.98		635,057	1.40		1.33		1.33		(0.30)		77

The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc.

Financial Highlights — (continued)

	— Selected Per-Share Data (a) —											— Ratios and Supplemental Data —
														Ratio of		Ratio of		Ratio of
														Expenses		Expenses		Expenses
														to Average		to Average		to Average
														Net Assets		Net Assets		Net Assets
				Net										Before		After		After
				Realized						Net				Waivers and		Waivers and		Waivers and		Ratio of
				and			Distributions			Increase				Reimbursements		Reimbursements		Reimbursements		Net
	Net Asset	Net		Unrealized	Total	Dividends	from			(Decrease)	Net Asset		Net Assets	and Including		and Including		and Excluding		Investment
	Value at	Investment	Payments	Gain	from	from Net	Realized	Distributions		in Net	Value at		at End	Expenses not		Expenses not		Expenses not		Income to		Portfolio
	Beginning	Income	from (to)	(Loss) on	Investment	Investment	Capital	from	Total	Asset	End of	Total	of Period	Subject to		Subject to		Subject to		Average		Turnover
	of Period	(Loss)	Affiliate	Investments	Operations	Income	Gains	Capital	Distributions	Value	Period	Return (b)	(000’s)	Cap (d)		Cap (d)		Cap (d)		Net Assets		Rate (c)

The Hartford Growth Fund — (continued)
Class B	$14.49	$(0.15)	$—	$1.04	$0.89	$—	$—	$—	$—	$0.89	$15.38	6.14%	$46,251	2.27%		2.15%		2.15%		(1.09)%		—%
Class C	14.50	(0.13)	—	1.03	0.90	—	—	—	—	0.90	15.40	6.21	82,481	2.05		2.05		2.05		(1.01)		—
Class L	16.32	0.01	—	1.17	1.18	—	—	—	—	1.18	17.50	7.23	295,731	1.06		1.06		1.06		0.05		—
Class Y	16.42	0.01	—	1.22	1.23	—	—	—	—	1.23	17.65	7.49	52,992	0.85		0.85		0.85		0.10		—
For the Year Ended October 31, 2004
Class A	15.19	(0.08)	—	1.08	1.00	—	—	—	—	1.00	16.19	6.58	384,160	1.55		1.45		1.45		(0.84)		66
Class B	13.70	(0.15)	—	0.94	0.79	—	—	—	—	0.79	14.49	5.77	32,440	2.33		2.15		2.15		(1.54)		—
Class C	13.70	(0.12)	—	0.92	0.80	—	—	—	—	0.80	14.50	5.84	47,575	2.07		2.07		2.07		(1.45)		—
Class L	15.26	(0.08)	—	1.14	1.06	—	—	—	—	1.06	16.32	6.95	310,084	1.08		1.08		1.08		(0.48)		—
Class Y	15.31	—	—	1.11	1.11	—	—	—	—	1.11	16.42	7.25	11,926	0.87		0.87		0.87		(0.18)		—
The Hartford Growth Opportunities Fund
For the Year Ended October 31, 2008 (h)
Class A	38.24	(0.05)	—	(15.21)	(15.26)	—	(4.38)	—	(4.38)	(19.64)	18.60	(44.66)	1,145,281	1.31		1.31		1.31		(0.19)		142
Class B	32.23	(0.22)	—	(12.47)	(12.69)	—	(4.38)	—	(4.38)	(17.07)	15.16	(45.07)	38,167	2.13		2.05		2.05		(0.93)		—
Class C	32.27	(0.19)	—	(12.49)	(12.68)	—	(4.38)	—	(4.38)	(17.06)	15.21	(44.97)	201,128	1.93		1.93		1.93		(0.81)		—
Class I	38.39	0.07	—	(15.25)	(15.18)	(0.09)	(4.38)	—	(4.47)	(19.65)	18.74	(44.35)	118,918	0.86		0.86		0.86		0.25		—
Class L	38.91	0.03	—	(15.53)	(15.50)	(0.01)	(4.38)	—	(4.39)	(19.89)	19.02	(44.50)	398,391	1.02		1.01		1.01		0.11		—
Class R3	39.18	(0.11)	—	(15.61)	(15.72)	—	(4.38)	—	(4.38)	(20.10)	19.08	(44.77)	5,391	1.52		1.52		1.52		(0.39)		—
Class R4	39.33	(0.02)	—	(15.68)	(15.70)	(0.06)	(4.38)	—	(4.44)	(20.14)	19.19	(44.60)	19,129	1.19		1.19		1.19		(0.08)		—
Class R5	39.39	0.06	—	(15.72)	(15.66)	(0.07)	(4.38)	—	(4.45)	(20.11)	19.28	(44.41)	3,169	0.93		0.93		0.93		0.22		—
Class Y	39.43	0.10	—	(15.76)	(15.66)	(0.08)	(4.38)	—	(4.46)	(20.12)	19.31	(44.38)	133,048	0.78		0.78		0.78		0.34		—
For the Year Ended October 31, 2007
Class A	29.33	(0.03)	0.01	11.05	11.03	—	(2.12)	—	(2.12)	8.91	38.24	40.39 (i)	989,969	1.42		1.31		1.31		(0.12)		120
Class B	25.23	(0.20)	0.01	9.31	9.12	—	(2.12)	—	(2.12)	7.00	32.23	39.29 (i)	56,396	2.18		2.11		2.11		(0.88)		—
Class C	25.24	(0.10)	—	9.25	9.15	—	(2.12)	—	(2.12)	7.03	32.27	39.40 (i)	201,274	1.98		1.98		1.98		(0.82)		—
Class I	29.34	0.01	—	11.16	11.17	—	(2.12)	—	(2.12)	9.05	38.39	40.89 (i)	40,678	0.86		0.86		0.86		0.09		—
Class L (l)	29.73	0.04	0.01	11.25	11.30	—	(2.12)	—	(2.12)	9.18	38.91	40.77 (i)	789,757	1.05		1.04		1.04		0.12		—
Class Y (l)	30.04	0.15	0.01	11.35	11.51	—	(2.12)	—	(2.12)	9.39	39.43	41.07 (i)	138,065	0.80		0.80		0.80		0.53		—
From (commencement of operations) December 22, 2006, through October 31, 2007
Class R3	29.39	(0.08)	—	9.87	9.79	—	—	—	—	9.79	39.18	33.31 (f)	323	1.58	(e)	1.58	(e)	1.58	(e)	(0.69	)(e)	—
Class R4	29.39	(0.01)	—	9.95	9.94	—	—	—	—	9.94	39.33	33.82 (f)	3,402	1.23	(e)	1.23	(e)	1.23	(e)	(0.18	)(e)	—
Class R5	29.39	—	—	10.00	10.00	—	—	—	—	10.00	39.39	34.03 (f)	81	0.92	(e)	0.92	(e)	0.92	(e)	0.01	(e)	—
For the Year Ended October 31, 2006
Class A	27.84	(0.07)	—	3.59	3.52	—	(2.03)	—	(2.03)	1.49	29.33	13.35	420,220	1.60		1.20		1.20		(0.31)		131
Class B	24.42	(0.25)	—	3.09	2.84	—	(2.03)	—	(2.03)	0.81	25.23	12.36	33,670	2.26		2.08		2.08		(1.18)		—
Class C	24.42	(0.23)	—	3.08	2.85	—	(2.03)	—	(2.03)	0.82	25.24	12.40	47,366	2.09		2.07		2.07		(1.17)		—
Class L	28.17	(0.06)	—	3.65	3.59	—	(2.03)	—	(2.03)	1.56	29.73	13.45	570,541	1.07		1.07		1.07		(0.18)		—
Class Y	28.37	0.02	—	3.68	3.70	—	(2.03)	—	(2.03)	1.67	30.04	13.76	73,685	0.85		0.83		0.83		0.08		—
From (commencement of operations) August 31, 2006, through October 31, 2006
Class I	27.95	(0.01)	—	1.40	1.39	—	—	—	—	1.39	29.34	4.97 (f)	74	1.15	(e)	1.11	(e)	1.11	(e)	(0.43	)(e)	—
For the Year Ended October 31, 2005
Class A	23.49	(0.06)	—	4.41	4.35	—	—	—	—	4.35	27.84	18.52	222,682	1.54		1.36		1.36		(0.45)		156
Class B	20.77	(0.25)	—	3.90	3.65	—	—	—	—	3.65	24.42	17.57	20,002	2.39		2.15		2.15		(1.27)		—
Class C	20.77	(0.25)	—	3.90	3.65	—	—	—	—	3.65	24.42	17.57	18,842	2.13		2.13		2.13		(1.26)		—
Class L	23.71	(0.06)	—	4.52	4.46	—	—	—	—	4.46	28.17	18.81	556,462	1.09		1.09		1.09		(0.22)		—
Class Y	23.82	—	—	4.55	4.55	—	—	—	—	4.55	28.37	19.10	28,441	0.88		0.88		0.88		—		—
For the Year Ended October 31, 2004
Class A	21.25	(0.17)	—	2.41	2.24	—	—	—	—	2.24	23.49	10.54	54,652	1.52		1.45		1.45		(0.94)		130
Class B	18.91	(0.26)	—	2.12	1.86	—	—	—	—	1.86	20.77	9.84	11,518	2.45		2.14		2.14		(1.64)		—
Class C	18.91	(0.28)	—	2.14	1.86	—	—	—	—	1.86	20.77	9.84	11,899	2.11		2.11		2.11		(1.61)		—
Class L	21.36	(0.14)	—	2.49	2.35	—	—	—	—	2.35	23.71	11.00	518,009	1.08		1.08		1.08		(0.58)		—
Class Y	21.42	(0.01)	—	2.41	2.40	—	—	—	—	2.40	23.82	11.20	4,792	0.82		0.82		0.82		(0.33)		—
The Hartford High Yield Fund
For the Year Ended October 31, 2008 (h)
Class A	7.92	0.58	—	(2.40)	(1.82)	(0.58)	—	—	(0.58)	(2.40)	5.52	(24.40)	117,343	1.30		1.15		1.15		8.07		111
Class B	7.91	0.53	—	(2.41)	(1.88)	(0.52)	—	—	(0.52)	(2.40)	5.51	(25.00)	17,838	2.13		1.87		1.87		7.34		—
Class C	7.91	0.53	—	(2.41)	(1.88)	(0.52)	—	—	(0.52)	(2.40)	5.51	(25.01)	21,634	1.97		1.90		1.90		7.30		—

	— Selected Per-Share Data (a) —											— Ratios and Supplemental Data —
															Ratio of		Ratio of		Ratio of
															Expenses		Expenses		Expenses
															to Average		to Average		to Average
															Net Assets		Net Assets		Net Assets
				Net											Before		After		After
				Realized						Net					Waivers and		Waivers and		Waivers and		Ratio of
				and			Distributions			Increase					Reimbursements		Reimbursements		Reimbursements		Net
	Net Asset	Net		Unrealized	Total	Dividends	from			(Decrease)	Net Asset			Net Assets	and Including		and Including		and Excluding		Investment
	Value at	Investment	Payments	Gain	from	from Net	Realized	Distributions		in Net	Value at			at End	Expenses not		Expenses not		Expenses not		Income to		Portfolio
	Beginning	Income	from (to)	(Loss) on	Investment	Investment	Capital	from	Total	Asset	End of	Total		of Period	Subject to		Subject to		Subject to		Average		Turnover
	of Period	(Loss)	Affiliate	Investments	Operations	Income	Gains	Capital	Distributions	Value	Period	Return (b)		(000’s)	Cap (d)		Cap (d)		Cap (d)		Net Assets		Rate (c)

The Hartford High Yield Fund — (continued)
Class I	$7.93	$0.60	$—	$(2.40)	$(1.80)	$(0.60)	$—	$—	$(0.60)	$(2.40)	$5.53	(24.11)%		$777	0.82%		0.82%		0.82%		8.82%		—%
Class R3	7.93	0.56	—	(2.41)	(1.85)	(0.56)	—	—	(0.56)	(2.41)	5.52	(24.70)		14	1.63		1.40		1.40		7.93		—
Class R4	7.93	0.59	—	(2.41)	(1.82)	(0.58)	—	—	(0.58)	(2.40)	5.53	(24.32)		8	1.19		1.10		1.10		8.15		—
Class R5	7.93	0.60	—	(2.40)	(1.80)	(0.60)	—	—	(0.60)	(2.40)	5.53	(24.16)		8	0.90		0.90		0.90		8.35		—
Class Y	7.93	0.60	—	(2.40)	(1.80)	(0.60)	—	—	(0.60)	(2.40)	5.53	(24.09)		13,394	0.79		0.79		0.79		8.57		—
For the Year Ended October 31, 2007
Class A	7.93	0.58	—	(0.01)	0.57	(0.58)	—	—	(0.58)	(0.01)	7.92	7.36		171,505	1.36		1.15		1.15		7.26		145
Class B	7.92	0.52	—	(0.01)	0.51	(0.52)	—	—	(0.52)	(0.01)	7.91	6.56		31,591	2.17		1.90		1.90		6.51		—
Class C	7.92	0.53	—	(0.01)	0.52	(0.53)	—	—	(0.53)	(0.01)	7.91	6.63		35,066	2.03		1.83		1.83		6.58		—
Class Y	7.92	0.71	—	(0.09)	0.62	(0.61)	—	—	(0.61)	0.01	7.93	7.96		4,897	0.87		0.67		0.67		7.62		—
From (commencement of operations) May 31, 2007, through October 31, 2007
Class I	8.25	0.26	—	(0.33)	(0.07)	(0.25)	—	—	(0.25)	(0.32)	7.93	(0.76	)(f)	149	0.95	(e)	0.75	(e)	0.75	(e)	8.07	(e)	—
From (commencement of operations) December 22, 2006, through October 31, 2007
Class R3	8.04	0.48	—	(0.13)	0.35	(0.46)	—	—	(0.46)	(0.11)	7.93	4.49	(f)	10	1.66	(e)	1.40	(e)	1.40	(e)	6.99	(e)	—
Class R4	8.04	0.50	—	(0.13)	0.37	(0.48)	—	—	(0.48)	(0.11)	7.93	4.75	(f)	10	1.34	(e)	1.10	(e)	1.10	(e)	7.29	(e)	—
Class R5	8.04	0.52	—	(0.13)	0.39	(0.50)	—	—	(0.50)	(0.11)	7.93	4.96	(f)	11	1.06	(e)	0.85	(e)	0.85	(e)	7.54	(e)	—
For the Year Ended October 31, 2006
Class A	7.76	0.54	—	0.18	0.72	(0.55)	—	—	(0.55)	0.17	7.93	9.57		190,479	1.36		1.20		1.20		6.87		147
Class B	7.74	0.48	—	0.19	0.67	(0.49)	—	—	(0.49)	0.18	7.92	8.90		37,189	2.17		1.95		1.95		6.10		—
Class C	7.75	0.49	—	0.17	0.66	(0.49)	—	—	(0.49)	0.17	7.92	8.84		39,991	2.04		1.89		1.89		6.15		—
Class Y	7.75	0.58	—	0.17	0.75	(0.58)	—	—	(0.58)	0.17	7.92	10.11		24,374	0.88		0.73		0.73		7.33		—
For the Year Ended October 31, 2005
Class A	8.18	0.48	—	(0.40)	0.08	(0.50)	—	—	(0.50)	(0.42)	7.76	0.97		188,599	1.33		1.33		1.33		5.86		113
Class B	8.17	0.42	—	(0.41)	0.01	(0.44)	—	—	(0.44)	(0.43)	7.74	0.08		47,071	2.12		2.10		2.10		5.09		—
Class C	8.17	0.42	—	(0.39)	0.03	(0.45)	—	—	(0.45)	(0.42)	7.75	0.30		50,945	2.00		2.00		2.00		5.18		—
Class Y	8.17	0.52	—	(0.40)	0.12	(0.54)	—	—	(0.54)	(0.42)	7.75	1.43		25,974	0.87		0.87		0.87		6.40		—
For the Year Ended October 31, 2004 (h)
Class A	7.94	0.48	—	0.23	0.71	(0.47)	—	—	(0.47)	0.24	8.18	9.26	(i)	247,364	1.35		1.35		1.35		6.03		86
Class B	7.93	0.43	—	0.22	0.65	(0.41)	—	—	(0.41)	0.24	8.17	8.45	(i)	63,972	2.07		2.07		2.07		5.32		—
Class C	7.93	0.43	0.01	0.22	0.66	(0.42)	—	—	(0.42)	0.24	8.17	8.54	(i)	71,673	1.98		1.98		1.98		5.40		—
Class Y	7.94	0.39	—	0.36	0.75	(0.52)	—	—	(0.52)	0.23	8.17	9.72		16,410	0.84		0.84		0.84		6.13		—
The Hartford High Yield Municipal Bond Fund
For the Year Ended October 31, 2008
Class A	9.46	0.49	—	(2.19)	(1.70)	(0.49)	—	—	(0.49)	(2.19)	7.27	(18.60)		171,281	0.92		0.40		0.40		5.61		65
Class B	9.46	0.42	—	(2.19)	(1.77)	(0.43)	—	—	(0.43)	(2.20)	7.26	(19.36)		4,664	1.73		1.19		1.19		4.81		—
Class C	9.46	0.42	—	(2.18)	(1.76)	(0.43)	—	—	(0.43)	(2.19)	7.27	(19.24)		76,650	1.70		1.17		1.17		4.86		—
Class I	9.47	0.51	—	(2.19)	(1.68)	(0.52)	—	—	(0.52)	(2.20)	7.27	(18.50)		54,029	0.69		0.17		0.17		5.84		—
From (date shares became available to public) May 31, 2007, through October 31, 2007 (m)
Class A	10.00	0.20	—	(0.54)	(0.34)	(0.20)	—	—	(0.20)	(0.54)	9.46	(3.41	)(f)	46,261	1.03	(e)	0.25	(e)	0.25	(e)	4.83	(e)	23
Class B	10.00	0.17	—	(0.54)	(0.37)	(0.17)	—	—	(0.17)	(0.54)	9.46	(3.71	)(f)	1,333	1.82	(e)	1.00	(e)	1.00	(e)	4.05	(e)	—
Class C	10.00	0.17	—	(0.54)	(0.37)	(0.17)	—	—	(0.17)	(0.54)	9.46	(3.71	)(f)	11,236	1.81	(e)	1.00	(e)	1.00	(e)	4.19	(e)	—
Class I	10.00	0.21	—	(0.53)	(0.32)	(0.21)	—	—	(0.21)	(0.53)	9.47	(3.21	)(f)	6,879	0.80	(e)	0.00	(e)	0.00	(e)	5.22	(e)	—
The Hartford Income Allocation Fund (g)
For the Year Ended October 31, 2008
Class A	9.87	0.48	—	(1.48)	(1.00)	(0.47)	—	—	(0.47)	(1.47)	8.40	(10.60)		36,145	0.69		0.57		0.57		4.95		42
Class B	9.86	0.40	—	(1.47)	(1.07)	(0.40)	—	—	(0.40)	(1.47)	8.39	(11.28)		5,432	1.52		1.32		1.32		4.20		—
Class C	9.86	0.40	—	(1.47)	(1.07)	(0.40)	—	—	(0.40)	(1.47)	8.39	(11.27)		11,030	1.46		1.32		1.32		4.20		—
Class I	9.87	0.50	—	(1.47)	(0.97)	(0.50)	—	—	(0.50)	(1.47)	8.40	(10.37)		630	0.42		0.32		0.32		5.20		—
Class R3	9.87	0.43	—	(1.46)	(1.03)	(0.44)	—	—	(0.44)	(1.47)	8.40	(10.93)		18	1.17		0.96		0.96		4.59		—
Class R4	9.86	0.46	—	(1.47)	(1.01)	(0.46)	—	—	(0.46)	(1.47)	8.39	(10.68)		1,128	0.75		0.67		0.67		4.85		—
Class R5	9.87	0.47	—	(1.45)	(0.98)	(0.49)	—	—	(0.49)	(1.47)	8.40	(10.39)		82	0.52		0.38		0.38		5.24		—
For the Year Ended October 31, 2007
Class A	9.89	0.44	—	(0.02)	0.42	(0.44)	—	—	(0.44)	(0.02)	9.87	4.37		34,347	0.78		0.57		0.57		4.59		35
Class B	9.88	0.38	—	(0.03)	0.35	(0.37)	—	—	(0.37)	(0.02)	9.86	3.64		5,754	1.58		1.27		1.27		3.83		—
Class C	9.88	0.38	—	(0.03)	0.35	(0.37)	—	—	(0.37)	(0.02)	9.86	3.64		8,697	1.55		1.27		1.27		3.84		—
Class I	9.89	0.44	—	0.01	0.45	(0.47)	—	—	(0.47)	(0.02)	9.87	4.66		1,122	0.49		0.32		0.32		5.12		—

The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc.

Financial Highlights — (continued)

	— Selected Per-Share Data (a) —											— Ratios and Supplemental Data —
															Ratio of		Ratio of		Ratio of
															Expenses		Expenses		Expenses
															to Average		to Average		to Average
															Net Assets		Net Assets		Net Assets
				Net											Before		After		After
				Realized						Net					Waivers and		Waivers and		Waivers and		Ratio of
				and			Distributions			Increase					Reimbursements		Reimbursements		Reimbursements		Net
	Net Asset	Net		Unrealized	Total	Dividends	from			(Decrease)	Net Asset			Net Assets	and Including		and Including		and Excluding		Investment
	Value at	Investment	Payments	Gain	from	from Net	Realized	Distributions		in Net	Value at			at End	Expenses not		Expenses not		Expenses not		Income to		Portfolio
	Beginning	Income	from (to)	(Loss) on	Investment	Investment	Capital	from	Total	Asset	End of	Total		of Period	Subject to		Subject to		Subject to		Average		Turnover
	of Period	(Loss)	Affiliate	Investments	Operations	Income	Gains	Capital	Distributions	Value	Period	Return (b)		(000’s)	Cap (d)		Cap (d)		Cap (d)		Net Assets		Rate (c)

The Hartford Income Allocation Fund (g) — (continued)
From (commencement of operations) December 22, 2006, through October 31, 2007
Class R3	$9.91	$0.35	$—	$(0.04)	$0.31	$(0.35)	$—	$—	$(0.35)	$(0.04)	$9.87	3.20	(f)%	$10	1.18	(e)%	0.96	(e)%	0.96	(e)%	4.19	(e)%	—%
Class R4	9.91	0.38	—	(0.05)	0.33	(0.38)	—	—	(0.38)	(0.05)	9.86	3.39	(f)	96	0.84	(e)	0.66	(e)	0.66	(e)	4.56	(e)	—
Class R5	9.91	0.41	—	(0.05)	0.36	(0.40)	—	—	(0.40)	(0.04)	9.87	3.72	(f)	10	0.58	(e)	0.36	(e)	0.36	(e)	4.79	(e)	—
For the Year Ended October 31, 2006
Class A	9.89	0.42	—	0.03	0.45	(0.43)	(0.02)	—	(0.45)	—	9.89	4.64		25,383	0.80		0.61		0.61		4.32		38
Class B	9.88	0.35	—	0.03	0.38	(0.36)	(0.02)	—	(0.38)	—	9.88	3.91		5,516	1.59		1.31		1.31		3.56		—
Class C	9.88	0.35	—	0.03	0.38	(0.36)	(0.02)	—	(0.38)	—	9.88	3.91		8,042	1.53		1.31		1.31		3.53		—
From (commencement of operations) August 31, 2006, through October 31, 2006
Class I	9.84	0.06	—	0.05	0.11	(0.06)	—	—	(0.06)	0.05	9.89	1.17	(f)	10	0.90	(e)	0.37	(e)	0.37	(e)	4.27	(e)	—
For the Year Ended October 31, 2005
Class A	10.15	0.36	—	(0.26)	0.10	(0.36)	—	—	(0.36)	(0.26)	9.89	1.01		19,445	0.76		0.56		0.56		3.75		30
Class B	10.14	0.29	—	(0.26)	0.03	(0.29)	—	—	(0.29)	(0.26)	9.88	0.29		4,778	1.56		1.26		1.26		3.09		—
Class C	10.14	0.30	—	(0.27)	0.03	(0.29)	—	—	(0.29)	(0.26)	9.88	0.30		7,711	1.51		1.26		1.26		3.04		—
From (commencement of operations) May 28, 2004, through October 31, 2004
Class A	10.00	0.09	—	0.15	0.24	(0.09)	—	—	(0.09)	0.15	10.15	2.42	(f)	10,539	0.73	(e)	0.56	(e)	0.56	(e)	3.21	(e)	3
Class B	10.00	0.07	—	0.14	0.21	(0.07)	—	—	(0.07)	0.14	10.14	2.08	(f)	1,690	1.63	(e)	1.26	(e)	1.26	(e)	2.56	(e)	—
Class C	10.00	0.07	—	0.14	0.21	(0.07)	—	—	(0.07)	0.14	10.14	2.08	(f)	4,880	1.48	(e)	1.26	(e)	1.26	(e)	2.59	(e)	—
The Hartford Income Fund
For the Year Ended October 31, 2008
Class A	10.14	0.54	—	(1.87)	(1.33)	(0.53)	—	—	(0.53)	(1.86)	8.28	(13.71)		81,569	1.02		0.95		0.95		5.53		177
Class B	10.14	0.47	—	(1.87)	(1.40)	(0.46)	—	—	(0.46)	(1.86)	8.28	(14.36)		7,779	1.91		1.70		1.70		4.79		—
Class C	10.16	0.47	—	(1.87)	(1.40)	(0.46)	—	—	(0.46)	(1.86)	8.30	(14.34)		13,007	1.76		1.70		1.70		4.79		—
Class Y	10.12	0.57	—	(1.86)	(1.29)	(0.56)	—	—	(0.56)	(1.85)	8.27	(13.37)		139,935	0.63		0.63		0.63		5.85		—
For the Year Ended October 31, 2007
Class A	10.33	0.57	—	(0.19)	0.38	(0.57)	—	—	(0.57)	(0.19)	10.14	3.77		98,047	1.08		0.95		0.95		5.72		147
Class B	10.33	0.50	—	(0.20)	0.30	(0.49)	—	—	(0.49)	(0.19)	10.14	3.00		9,837	1.95		1.70		1.70		4.92		—
Class C	10.35	0.50	—	(0.19)	0.31	(0.50)	—	—	(0.50)	(0.19)	10.16	3.01		14,263	1.82		1.70		1.70		4.92		—
Class Y	10.32	0.60	—	(0.20)	0.40	(0.60)	—	—	(0.60)	(0.20)	10.12	3.97		213,417	0.68		0.68		0.68		5.95		—
For the Year Ended October 31, 2006
Class A	10.24	0.54	—	0.08	0.62	(0.53)	—	—	(0.53)	0.09	10.33	6.24		37,168	1.21		0.95		0.95		5.35		175
Class B	10.24	0.46	—	0.08	0.54	(0.45)	—	—	(0.45)	0.09	10.33	5.45		7,224	2.06		1.70		1.70		4.60		—
Class C	10.26	0.46	—	0.08	0.54	(0.45)	—	—	(0.45)	0.09	10.35	5.44		8,101	1.96		1.70		1.70		4.61		—
Class Y	10.24	0.56	—	0.08	0.64	(0.56)	—	—	(0.56)	0.08	10.32	6.41		60,690	0.78		0.70		0.70		5.63		—
For the Year Ended October 31, 2005
Class A	10.72	0.51	—	(0.44)	0.07	(0.51)	(0.04)	—	(0.55)	(0.48)	10.24	0.70		28,942	1.20		0.95		0.95		4.80		188
Class B	10.72	0.43	—	(0.43)	—	(0.44)	(0.04)	—	(0.48)	(0.48)	10.24	(0.04)		5,973	2.06		1.70		1.70		4.05		—
Class C	10.74	0.43	—	(0.43)	—	(0.44)	(0.04)	—	(0.48)	(0.48)	10.26	(0.03)		5,142	1.96		1.70		1.70		4.05		—
Class Y	10.72	0.52	—	(0.42)	0.10	(0.54)	(0.04)	—	(0.58)	(0.48)	10.24	0.98		16,431	0.79		0.70		0.70		5.16		—
For the Year Ended October 31, 2004
Class A	10.53	0.48	—	0.22	0.70	(0.51)	—	—	(0.51)	0.19	10.72	6.85		29,580	1.14		1.00		1.00		4.60		167
Class B	10.53	0.42	—	0.21	0.63	(0.44)	—	—	(0.44)	0.19	10.72	6.10		5,541	1.95		1.70		1.70		3.90		—
Class C	10.55	0.41	—	0.22	0.63	(0.44)	—	—	(0.44)	0.19	10.74	6.09		5,562	1.88		1.70		1.70		3.90		—
From inception November 28, 2003, through October 31, 2004
Class Y	10.54	0.48	—	0.20	0.68	(0.50)	—	—	(0.50)	0.18	10.72	6.57	(f)	10	0.73	(e)	0.70	(e)	0.70	(e)	4.89	(e)	—
The Hartford Inflation Plus Fund
For the Year Ended October 31, 2008
Class A	10.66	0.60	—	(0.87)	(0.27)	(0.61)	—	—	(0.61)	(0.88)	9.78	(3.08)		307,863	1.01		0.91		0.85		5.60		437
Class B	10.64	0.53	—	(0.88)	(0.35)	(0.53)	—	—	(0.53)	(0.88)	9.76	(3.81)		75,789	1.80		1.66		1.60		4.82		—
Class C	10.63	0.52	—	(0.87)	(0.35)	(0.53)	—	—	(0.53)	(0.88)	9.75	(3.82)		241,305	1.75		1.66		1.60		4.86		—
Class I	10.68	0.62	—	(0.85)	(0.23)	(0.64)	—	—	(0.64)	(0.87)	9.81	(2.74)		27,135	0.75		0.65		0.60		5.28		—
Class R3	10.67	0.53	—	(0.85)	(0.32)	(0.57)	—	—	(0.57)	(0.89)	9.78	(3.56)		216	1.43		1.30		1.25		5.63		—
Class R4	10.67	0.57	—	(0.86)	(0.29)	(0.59)	—	—	(0.59)	(0.88)	9.79	(3.23)		17	1.12		1.06		1.00		5.29		—
Class R5	10.68	0.58	—	(0.83)	(0.25)	(0.63)	—	—	(0.63)	(0.88)	9.80	(2.94)		28	0.75		0.75		0.70		4.92		—
Class Y	10.69	0.66	—	(0.91)	(0.25)	(0.64)	—	—	(0.64)	(0.89)	9.80	(2.90)		138,292	0.65		0.65		0.60		5.85		—
For the Year Ended October 31, 2007
Class A	10.44	0.39	—	0.21	0.60	(0.38)	—	—	(0.38)	0.22	10.66	5.86		184,558	1.22		1.03		0.85		3.09		608

	— Selected Per-Share Data (a) —											— Ratios and Supplemental Data —
															Ratio of		Ratio of		Ratio of
															Expenses		Expenses		Expenses
															to Average		to Average		to Average
															Net Assets		Net Assets		Net Assets
				Net											Before		After		After
				Realized						Net					Waivers and		Waivers and		Waivers and		Ratio of
				and			Distributions			Increase					Reimbursements		Reimbursements		Reimbursements		Net
	Net Asset	Net		Unrealized	Total	Dividends	from			(Decrease)	Net Asset			Net Assets	and Including		and Including		and Excluding		Investment
	Value at	Investment	Payments	Gain	from	from Net	Realized	Distributions		in Net	Value at			at End	Expenses not		Expenses not		Expenses not		Income to		Portfolio
	Beginning	Income	from (to)	(Loss) on	Investment	Investment	Capital	from	Total	Asset	End of	Total		of Period	Subject to		Subject to		Subject to		Average		Turnover
	of Period	(Loss)	Affiliate	Investments	Operations	Income	Gains	Capital	Distributions	Value	Period	Return (b)		(000’s)	Cap (d)		Cap (d)		Cap (d)		Net Assets		Rate (c)

The The Hartford Inflation Plus Fund — (continued)
Class B	$10.45	$0.29	$—	$0.23	$0.52	$(0.33)	$—	$—	$(0.33)	$0.19	$10.64	5.05%		$68,593	2.01%		1.78%		1.60%		2.51%		—%
Class C	10.44	0.29	—	0.23	0.52	(0.33)	—	—	(0.33)	0.19	10.63	5.05		159,067	1.97		1.78		1.60		2.31		—
Class I	10.44	0.31	—	0.32	0.63	(0.39)	—	—	(0.39)	0.24	10.68	6.22		3,501	0.71		0.61		0.58		2.85		—
Class Y	10.45	0.38	—	0.26	0.64	(0.40)	—	—	(0.40)	0.24	10.69	6.23		164,155	0.82		0.72		0.56		3.71		—
From (commencement of operations) December 22, 2006, through October 31, 2007
Class R3	10.41	0.39	—	0.22	0.61	(0.35)	—	—	(0.35)	0.26	10.67	5.98	(f)	10	1.59	(e)	1.40	(e)	1.23	(e)	4.36	(e)	—
Class R4	10.41	0.41	—	0.22	0.63	(0.37)	—	—	(0.37)	0.26	10.67	6.15	(f)	10	1.28	(e)	1.15	(e)	0.99	(e)	4.61	(e)	—
Class R5	10.41	0.43	—	0.22	0.65	(0.38)	—	—	(0.38)	0.27	10.68	6.42	(f)	11	0.99	(e)	0.89	(e)	0.72	(e)	4.86	(e)	—
For the Year Ended October 31, 2006
Class A	10.67	0.49	—	(0.26)	0.23	(0.43)	(0.03)	—	(0.46)	(0.23)	10.44	2.29		282,362	1.02		0.95		0.95		4.50		193
Class B	10.68	0.40	—	(0.25)	0.15	(0.35)	(0.03)	—	(0.38)	(0.23)	10.45	1.51		92,340	1.82		1.70		1.70		3.76		—
Class C	10.67	0.40	—	(0.25)	0.15	(0.35)	(0.03)	—	(0.38)	(0.23)	10.44	1.51		247,091	1.78		1.70		1.70		3.72		—
Class Y	10.68	0.51	—	(0.25)	0.26	(0.46)	(0.03)	—	(0.49)	(0.23)	10.45	2.58		140,796	0.68		0.68		0.68		5.05		—
From (commencement of operations) August 31, 2006, through October 31, 2006
Class I	10.48	0.05	—	(0.05)	—	(0.04)	—	—	(0.04)	(0.04)	10.44	0.04	(f)	18	0.98	(e)	0.70	(e)	0.70	(e)	4.43	(e)	—
For the Year Ended October 31, 2005
Class A	10.95	0.41	—	(0.18)	0.23	(0.42)	(0.09)	—	(0.51)	(0.28)	10.67	2.10		414,778	1.00		0.95		0.95		3.88		71
Class B	10.96	0.33	—	(0.18)	0.15	(0.34)	(0.09)	—	(0.43)	(0.28)	10.68	1.33		119,302	1.81		1.70		1.70		3.09		—
Class C	10.96	0.33	—	(0.19)	0.14	(0.34)	(0.09)	—	(0.43)	(0.29)	10.67	1.24		373,750	1.76		1.70		1.70		3.12		—
Class Y	10.97	0.47	—	(0.22)	0.25	(0.45)	(0.09)	—	(0.54)	(0.29)	10.68	2.29		95,947	0.68		0.68		0.68		4.42		—
For the Year Ended October 31, 2004
Class A	10.63	0.30	—	0.37	0.67	(0.31)	(0.04)	—	(0.35)	0.32	10.95	6.39		313,961	1.04		1.00		1.00		3.04		81
Class B	10.64	0.22	—	0.37	0.59	(0.23)	(0.04)	—	(0.27)	0.32	10.96	5.65		107,964	1.81		1.70		1.70		2.21		—
Class C	10.63	0.23	—	0.37	0.60	(0.23)	(0.04)	—	(0.27)	0.33	10.96	5.74		319,990	1.76		1.70		1.70		2.33		—
From inception November 28, 2003, through October 31, 2004
Class Y	10.57	0.28	—	0.44	0.72	(0.32)	—	—	(0.32)	0.40	10.97	6.89	(f)	23,045	0.65	(e)	0.65	(e)	0.65	(e)	1.55	(e)	—
The Hartford International Growth Fund
For the Year Ended October 31, 2008 (h)
Class A	18.93	0.05	—	(9.50)	(9.45)	—	(2.41)	—	(2.41)	(11.86)	7.07	(56.94)		181,826	1.48		1.48		1.48		0.36		359
Class B	18.08	(0.05)	—	(8.97)	(9.02)	—	(2.41)	—	(2.41)	(11.43)	6.65	(57.28)		19,208	2.39		2.25		2.25		(0.40)		—
Class C	18.10	(0.05)	—	(8.98)	(9.03)	—	(2.41)	—	(2.41)	(11.44)	6.66	(57.27)		24,658	2.21		2.21		2.21		(0.37)		—
Class I	18.79	0.01	—	(9.35)	(9.34)	—	(2.41)	—	(2.41)	(11.75)	7.04	(56.75)		86,331	1.03		1.03		1.03		0.13		—
Class R3	19.24	0.01	—	(9.66)	(9.65)	—	(2.41)	—	(2.41)	(12.06)	7.18	(57.08)		293	1.89		1.85		1.85		0.09		—
Class R4	19.30	0.02	—	(9.68)	(9.66)	—	(2.41)	—	(2.41)	(12.07)	7.23	(56.94)		139	1.47		1.47		1.47		0.15		—
Class R5	19.35	0.10	—	(9.76)	(9.66)	—	(2.41)	—	(2.41)	(12.07)	7.28	(56.77)		6	1.08		1.08		1.08		0.76		—
Class Y	19.38	0.12	—	(9.79)	(9.67)	—	(2.41)	—	(2.41)	(12.08)	7.30	(56.72)		54,257	0.99		0.99		0.99		0.92		—
For the Year Ended October 31, 2007 (h)
Class A	14.93	0.02	—	5.35	5.37	(0.01)	(1.36)	—	(1.37)	4.00	18.93	39.31	(i)	431,193	1.49		1.49		1.49		0.14		242
Class B	14.42	(0.11)	—	5.13	5.02	—	(1.36)	—	(1.36)	3.66	18.08	38.11	(i)	51,577	2.36		2.33		2.33		(0.73)		—
Class C	14.42	(0.09)	—	5.13	5.04	—	(1.36)	—	(1.36)	3.68	18.10	38.27	(i)	65,982	2.20		2.20		2.20		(0.61)		—
Class I	14.94	(0.01)	—	5.40	5.39	(0.18)	(1.36)	—	(1.54)	3.85	18.79	39.73	(i)	3,543	1.12		1.12		1.12		(0.06)		—
Class Y	15.17	0.02	—	5.55	5.57	—	(1.36)	—	(1.36)	4.21	19.38	40.01	(i)	76,429	1.03		1.03		1.03		0.17		—
From (commencement of operations) December 22, 2006, through October 31, 2007 (h)
Class R3	14.79	(0.02)	—	4.47	4.45	—	—	—	—	4.45	19.24	30.09	(f)	15	1.83	(e)	1.83	(e)	1.83	(e)	(0.15	)(e)	—
Class R4	14.79	0.03	—	4.48	4.51	—	—	—	—	4.51	19.30	30.49	(f)	13	1.46	(e)	1.46	(e)	1.46	(e)	0.25	(e)	—
Class R5	14.79	0.07	—	4.49	4.56	—	—	—	—	4.56	19.35	30.83	(f)	13	1.17	(e)	1.17	(e)	1.17	(e)	0.51	(e)	—
For the Year Ended October 31, 2006 (h)
Class A	12.14	0.02	—	2.96	2.98	(0.05)	(0.14)	—	(0.19)	2.79	14.93	24.85		213,186	1.70		1.60		1.60		0.12		165
Class B	11.77	(0.08)	—	2.87	2.79	—	(0.14)	—	(0.14)	2.65	14.42	23.95		33,252	2.56		2.30		2.30		(0.59)		—
Class C	11.77	(0.09)	—	2.88	2.79	—	(0.14)	—	(0.14)	2.65	14.42	23.95		43,336	2.40		2.35		2.35		(0.65)		—
Class Y	12.33	0.06	—	3.02	3.08	(0.10)	(0.14)	—	(0.24)	2.84	15.17	25.38		70,777	1.16		1.16		1.16		0.42		—
From (commencement of operations) August 31, 2006, through October 31, 2006 (h)
Class I	14.34	(0.02)	—	0.62	0.60	—	—	—	—	0.60	14.94	4.18	(f)	10	1.53	(e)	1.35	(e)	1.35	(e)	(0.49	)(e)	—
For the Year Ended October 31, 2005
Class A	11.59	0.07	—	0.48	0.55	—	—	—	—	0.55	12.14	4.74		131,430	1.77		1.60		1.60		0.66		183
Class B	11.32	(0.01)	—	0.46	0.45	—	—	—	—	0.45	11.77	3.98		22,304	2.66		2.35		2.35		(0.09)		—
Class C	11.32	(0.01)	—	0.46	0.45	—	—	—	—	0.45	11.77	3.98		29,486	2.49		2.35		2.35		(0.07)		—

The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc.

Financial Highlights — (continued)

	— Selected Per-Share Data (a) —											— Ratios and Supplemental Data —
															Ratio of		Ratio of		Ratio of
															Expenses		Expenses		Expenses
															to Average		to Average		to Average
															Net Assets		Net Assets		Net Assets
				Net											Before		After		After
				Realized						Net					Waivers and		Waivers and		Waivers and		Ratio of
				and			Distributions			Increase					Reimbursements		Reimbursements		Reimbursements		Net
	Net Asset	Net		Unrealized	Total	Dividends	from			(Decrease)	Net Asset			Net Assets	and Including		and Including		and Excluding		Investment
	Value at	Investment	Payments	Gain	from	from Net	Realized	Distributions		in Net	Value at			at End	Expenses not		Expenses not		Expenses not		Income to	Portfolio
	Beginning	Income	from (to)	(Loss) on	Investment	Investment	Capital	from	Total	Asset	End of	Total		of Period	Subject to		Subject to		Subject to		Average	Turnover
	of Period	(Loss)	Affiliate	Investments	Operations	Income	Gains	Capital	Distributions	Value	Period	Return (b)		(000’s)	Cap (d)		Cap (d)		Cap (d)		Net Assets	Rate (c)

The Hartford International Growth Fund — (continued)
Class Y	$11.72	$0.08	$—	$0.53	$0.61	$—	$—	$—	$—	$0.61	$12.33	5.20%		$74,651	1.22%		1.20%		1.20%		0.98%	—%
For the Year Ended October 31, 2004 (h)
Class A	9.62	(0.01)	—	2.03	2.02	—	(0.05)	—	(0.05)	1.97	11.59	21.14		50,051	1.91		1.65		1.65		(0.10)	200
Class B	9.46	(0.08)	—	1.99	1.91	—	(0.05)	—	(0.05)	1.86	11.32	20.33		8,968	2.83		2.35		2.35		(0.80)	—
Class C	9.46	(0.08)	—	1.99	1.91	—	(0.05)	—	(0.05)	1.86	11.32	20.33		12,906	2.63		2.35		2.35		(0.79)	—
Class Y	9.69	(0.01)	—	2.09	2.08	—	(0.05)	—	(0.05)	2.03	11.72	21.61		28,775	1.31		1.20		1.20		(0.09)	—
The Hartford International Opportunities Fund
For the Year Ended October 31, 2008 (h)
Class A	21.79	0.19	—	(8.49)	(8.30)	(0.06)	(3.20)	—	(3.26)	(11.56)	10.23	(44.50)		151,147	1.47		1.47		1.47		1.23	150
Class B	20.34	0.07	—	(7.81)	(7.74)	—	(3.20)	—	(3.20)	(10.94)	9.40	(44.86)		17,068	2.45		2.11		2.11		0.50	—
Class C	20.16	0.08	—	(7.75)	(7.67)	—	(3.20)	—	(3.20)	(10.87)	9.29	(44.92)		23,743	2.20		2.20		2.20		0.54	—
Class R3	22.33	0.18	—	(8.77)	(8.59)	(0.03)	(3.20)	—	(3.23)	(11.82)	10.51	(44.70)		74	1.99		1.79		1.79		1.13	—
Class R4	22.39	0.05	—	(8.59)	(8.54)	(0.07)	(3.20)	—	(3.27)	(11.81)	10.58	(44.39)		1,003	1.52		1.52		1.52		0.54	—
Class R5	22.45	0.25	—	(8.78)	(8.53)	(0.12)	(3.20)	—	(3.32)	(11.85)	10.60	(44.32)		10	1.10		1.10		1.10		1.57	—
Class Y	22.48	0.29	—	(8.81)	(8.52)	(0.14)	(3.20)	—	(3.34)	(11.86)	10.62	(44.22)		71,555	0.94		0.94		0.94		1.74	—
From (commencement of operations) May 30, 2008, through October 31, 2008 (h)
Class I	17.53	0.06	—	(7.34)	(7.28)	—	—	—	—	(7.28)	10.25	(41.53	)(f)	143	1.00	(e)	1.00	(e)	1.00	(e)	1.19 (e)	—
For the Year Ended October 31, 2007
Class A	16.13	0.05	—	6.10	6.15	(0.06)	(0.43)	—	(0.49)	5.66	21.79	39.15	(i)	241,239	1.49		1.49		1.49		0.31	147
Class B	15.14	(0.07)	—	5.70	5.63	—	(0.43)	—	(0.43)	5.20	20.34	38.17	(i)	37,545	2.46		2.18		2.18		(0.39)	—
Class C	15.01	(0.07)	—	5.65	5.58	—	(0.43)	—	(0.43)	5.15	20.16	38.17	(i)	31,076	2.21		2.21		2.21		(0.42)	—
Class Y	16.67	0.05	—	6.39	6.44	(0.20)	(0.43)	—	(0.63)	5.81	22.48	39.91	(i)	127,314	0.95		0.95		0.95		0.84	—
From (commencement of operations) December 22, 2006, through October 31, 2007
Class R3	17.07	0.06	—	5.20	5.26	—	—	—	—	5.26	22.33	30.81	(f)	28	1.71	(e)	1.71	(e)	1.71	(e)	0.40 (e)	—
Class R4	17.07	0.09	—	5.23	5.32	—	—	—	—	5.32	22.39	31.17	(f)	13	1.41	(e)	1.41	(e)	1.41	(e)	0.53 (e)	—
Class R5	17.07	0.13	—	5.25	5.38	—	—	—	—	5.38	22.45	31.52	(f)	13	1.11	(e)	1.11	(e)	1.11	(e)	0.83 (e)	—
For the Year Ended October 31, 2006 (h)
Class A	13.13	0.13	—	2.92	3.05	(0.05)	—	—	(0.05)	3.00	16.13	23.25		159,087	1.61		1.57		1.57		0.84	102
Class B	12.35	0.03	—	2.76	2.79	—	—	—	—	2.79	15.14	22.59		29,125	2.56		2.15		2.15		0.24	—
Class C	12.27	0.01	—	2.73	2.74	—	—	—	—	2.74	15.01	22.33		20,782	2.33		2.33		2.33		0.06	—
Class Y	13.55	0.25	—	2.98	3.23	(0.11)	—	—	(0.11)	3.12	16.67	24.00		43,994	1.02		1.02		1.02		1.56	—
For the Year Ended October 31, 2005
Class A	11.22	0.05	—	1.86	1.91	—	—	—	—	1.91	13.13	17.02		102,393	1.72		1.57		1.57		0.42	119
Class B	10.64	(0.04)	—	1.75	1.71	—	—	—	—	1.71	12.35	16.07		23,940	2.68		2.35		2.35		(0.36)	—
Class C	10.57	(0.04)	—	1.74	1.70	—	—	—	—	1.70	12.27	16.08		16,896	2.42		2.35		2.35		(0.37)	—
Class Y	11.53	0.12	—	1.90	2.02	—	—	—	—	2.02	13.55	17.52		5,612	1.05		1.05		1.05		0.94	—
For the Year Ended October 31, 2004
Class A	9.66	0.03	—	1.54	1.57	(0.01)	—	—	(0.01)	1.56	11.22	16.20		87,348	1.83		1.65		1.65		0.33	143
Class B	9.22	(0.05)	—	1.47	1.42	—	—	—	—	1.42	10.64	15.40		23,301	2.77		2.35		2.35		(0.39)	—
Class C	9.16	(0.05)	—	1.46	1.41	—	—	—	—	1.41	10.57	15.39		15,749	2.48		2.35		2.35		(0.38)	—
Class Y	9.91	0.11	—	1.56	1.67	(0.05)	—	—	(0.05)	1.62	11.53	16.87		4,288	1.09		1.08		1.08		0.82	—
The Hartford International Small Company Fund
For the Year Ended October 31, 2008 (h)
Class A	17.99	0.10	—	(8.53)	(8.43)	(0.16)	(1.95)	—	(2.11)	(10.54)	7.45	(52.67)		48,739	1.52		1.52		1.52		0.79	121
Class B	17.35	0.02	—	(8.20)	(8.18)	(0.06)	(1.95)	—	(2.01)	(10.19)	7.16	(52.96)		7,392	2.53		2.13		2.13		0.18	—
Class C	17.16	—	—	(8.08)	(8.08)	(0.07)	(1.95)	—	(2.02)	(10.10)	7.06	(53.00)		10,563	2.28		2.28		2.28		0.02	—
Class I	18.02	0.11	—	(8.48)	(8.37)	(0.23)	(1.95)	—	(2.18)	(10.55)	7.47	(52.43)		1,497	1.16		1.16		1.16		1.23	—
Class Y	18.26	0.18	—	(8.66)	(8.48)	(0.23)	(1.95)	—	(2.18)	(10.66)	7.60	(52.32)		55,020	1.01		1.01		1.01		1.36	—
For the Year Ended October 31, 2007
Class A	16.19	0.03	—	3.92	3.95	(0.15)	(2.00)	—	(2.15)	1.80	17.99	27.90		153,290	1.49		1.49		1.49		0.33	96
Class B	15.72	(0.05)	—	3.76	3.71	(0.08)	(2.00)	—	(2.08)	1.63	17.35	26.97		19,562	2.44		2.26		2.26		(0.47)	—
Class C	15.55	(0.02)	—	3.69	3.67	(0.06)	(2.00)	—	(2.06)	1.61	17.16	26.98		33,033	2.23		2.23		2.23		(0.43)	—
Class Y	16.37	0.02	—	4.06	4.08	(0.19)	(2.00)	—	(2.19)	1.89	18.26	28.48		132,411	1.01		1.01		1.01		0.75	—
From (commencement of operations) May 31, 2007, through October 31, 2007
Class I	17.10	0.02	—	0.90	0.92	—	—	—	—	0.92	18.02	5.38	(f)	174	1.19	(e)	1.19	(e)	1.19	(e)	0.77 (e)	—
For the Year Ended October 31, 2006 (h)
Class A	14.27	0.08	—	3.62	3.70	(0.25)	(1.53)	—	(1.78)	1.92	16.19	29.36		69,998	1.74		1.60		1.60		0.56	107

	— Selected Per-Share Data (a) —											— Ratios and Supplemental Data —
														Ratio of		Ratio of		Ratio of
														Expenses		Expenses		Expenses
														to Average		to Average		to Average
														Net Assets		Net Assets		Net Assets
				Net										Before		After		After
				Realized						Net				Waivers and		Waivers and		Waivers and		Ratio of
				and			Distributions			Increase				Reimbursements		Reimbursements		Reimbursements		Net
	Net Asset	Net		Unrealized	Total	Dividends	from			(Decrease)	Net Asset		Net Assets	and Including		and Including		and Excluding		Investment
	Value at	Investment	Payments	Gain	from	from Net	Realized	Distributions		in Net	Value at		at End	Expenses not		Expenses not		Expenses not		Income to		Portfolio
	Beginning	Income	from (to)	(Loss) on	Investment	Investment	Capital	from	Total	Asset	End of	Total	of Period	Subject to		Subject to		Subject to		Average		Turnover
	of Period	(Loss)	Affiliate	Investments	Operations	Income	Gains	Capital	Distributions	Value	Period	Return (b)	(000’s)	Cap (d)		Cap (d)		Cap (d)		Net Assets		Rate (c)

The Hartford International Small Company Fund — (continued)
Class B	$13.91	$(0.01)	$—	$3.51	$3.50	$(0.16)	$(1.53)	$—	$(1.69)	$1.81	$15.72	28.51%	$11,960	2.66%		2.24%		2.24%		(0.08)%		—%
Class C	13.78	(0.03)	—	3.48	3.45	(0.15)	(1.53)	—	(1.68)	1.77	15.55	28.35	18,486	2.43		2.35		2.35		(0.22)		—
Class Y	14.41	0.15	—	3.64	3.79	(0.30)	(1.53)	—	(1.83)	1.96	16.37	29.89	86,707	1.20		1.20		1.20		0.97		—
For the Year Ended October 31, 2005
Class A	13.44	0.06	—	2.25	2.31	—	(1.48)	—	(1.48)	0.83	14.27	18.90	34,896	1.82		1.60		1.60		0.71		112
Class B	13.23	—	—	2.16	2.16	—	(1.48)	—	(1.48)	0.68	13.91	17.96	6,101	2.78		2.35		2.35		(0.02)		—
Class C	13.12	(0.01)	—	2.15	2.14	—	(1.48)	—	(1.48)	0.66	13.78	17.96	12,614	2.46		2.35		2.35		(0.06)		—
Class Y	13.54	0.12	—	2.27	2.39	(0.04)	(1.48)	—	(1.52)	0.87	14.41	19.40	65,828	1.28		1.20		1.20		1.13		—
For the Year Ended October 31, 2004
Class A	12.93	0.07	—	1.31	1.38	—	(0.87)	—	(0.87)	0.51	13.44	11.39	23,934	1.99		1.65		1.65		0.90		119
Class B	12.82	0.02	—	1.26	1.28	—	(0.87)	—	(0.87)	0.41	13.23	10.62	3,726	2.89		2.35		2.35		0.15		—
Class C	12.72	0.03	—	1.24	1.27	—	(0.87)	—	(0.87)	0.40	13.12	10.63	10,072	2.60		2.35		2.35		0.27		—
Class Y	13.02	0.14	—	1.30	1.44	(0.05)	(0.87)	—	(0.92)	0.52	13.54	11.80	42,449	1.41		1.20		1.20		1.26		—
The Hartford LargeCap Growth Fund
For the Year Ended October 31, 2008
Class A	11.07	—	—	(4.54)	(4.54)	—	(0.19)	—	(0.19)	(4.73)	6.34	(41.67)	7,147	1.56		1.19		1.19		0.01		146
Class B	10.99	(0.05)	—	(4.51)	(4.56)	—	(0.19)	—	(0.19)	(4.75)	6.24	(42.16)	314	2.54		2.00		2.00		(0.79)		—
Class C	10.99	(0.06)	—	(4.50)	(4.56)	—	(0.19)	—	(0.19)	(4.75)	6.24	(42.16)	546	2.47		2.00		2.00		(0.78)		—
Class Y	11.09	—	—	(4.50)	(4.50)	—	(0.19)	—	(0.19)	(4.69)	6.40	(41.23)	4,825	1.29		0.85		0.85		0.12		—
From (commencement of operations) November 30, 2006, through October 31, 2007
Class A	10.00	(0.01)	—	1.09	1.08	(0.01)	—	—	(0.01)	1.07	11.07	10.84 (f)	11,349	1.54	(e)	1.11	(e)	1.11	(e)	(0.08	)(e)	129
Class B	10.00	(0.08)	—	1.08	1.00	(0.01)	—	—	(0.01)	0.99	10.99	9.97 (f)	360	2.40	(e)	1.96	(e)	1.96	(e)	(0.93	)(e)	—
Class C	10.00	(0.07)	—	1.07	1.00	(0.01)	—	—	(0.01)	0.99	10.99	9.97 (f)	545	2.37	(e)	1.93	(e)	1.93	(e)	(0.94	)(e)	—
Class Y	10.00	0.02	—	1.09	1.11	(0.02)	—	—	(0.02)	1.09	11.09	11.08 (f)	111	1.28	(e)	0.85	(e)	0.85	(e)	0.20	(e)	—
The Hartford MidCap Fund
For the Year Ended October 31, 2008 (h)
Class A	26.89	(0.02)	—	(8.25)	(8.27)	(0.11)	(3.96)	—	(4.07)	(12.34)	14.55	(35.56)	1,310,085	1.23		1.23		1.23		(0.09)		94
Class B	24.23	(0.16)	—	(7.30)	(7.46)	—	(3.96)	—	(3.96)	(11.42)	12.81	(36.07)	195,738	2.01		2.01		2.01		(0.86)		—
Class C	24.40	(0.14)	—	(7.37)	(7.51)	—	(3.96)	—	(3.96)	(11.47)	12.93	(36.01)	274,583	1.92		1.92		1.92		(0.77)		—
Class Y	28.74	0.08	—	(8.91)	(8.83)	(0.20)	(3.96)	—	(4.16)	(12.99)	15.75	(35.28)	163,339	0.79		0.79		0.79		0.36		—
For the Year Ended October 31, 2007
Class A	25.31	0.05	0.02	5.53	5.60	—	(4.02)	—	(4.02)	1.58	26.89	25.96 (i)	2,205,026	1.22		1.22		1.22		0.20		76
Class B	23.35	(0.13)	0.02	5.01	4.90	—	(4.02)	—	(4.02)	0.88	24.23	24.98 (i)	454,927	1.99		1.99		1.99		(0.52)		—
Class C	23.47	(0.11)	0.02	5.04	4.95	—	(4.02)	—	(4.02)	0.93	24.40	25.08 (i)	528,342	1.91		1.91		1.91		(0.44)		—
Class Y	26.68	0.28	0.03	5.77	6.08	—	(4.02)	—	(4.02)	2.06	28.74	26.50 (i)	134,914	0.79		0.79		0.79		0.73		—
For the Year Ended October 31, 2006
Class A	26.32	(0.03)	—	3.44	3.41	—	(4.42)	—	(4.42)	(1.01)	25.31	14.84	1,837,361	1.27		1.27		1.27		(0.13)		84
Class B	24.77	(0.22)	—	3.22	3.00	—	(4.42)	—	(4.42)	(1.42)	23.35	13.97	449,488	2.04		2.04		2.04		(0.90)		—
Class C	24.86	(0.20)	—	3.23	3.03	—	(4.42)	—	(4.42)	(1.39)	23.47	14.06	499,039	1.96		1.96		1.96		(0.82)		—
Class Y	27.42	0.08	—	3.60	3.68	—	(4.42)	—	(4.42)	(0.74)	26.68	15.31	184,149	0.81		0.81		0.81		0.33		—
For the Year Ended October 31, 2005
Class A	22.61	(0.05)	—	4.24	4.19	—	(0.48)	—	(0.48)	3.71	26.32	18.85	1,677,327	1.30		1.30		1.30		(0.20)		74
Class B	21.47	(0.24)	—	4.02	3.78	—	(0.48)	—	(0.48)	3.30	24.77	17.92	464,175	2.08		2.08		2.08		(0.98)		—
Class C	21.52	(0.22)	—	4.04	3.82	—	(0.48)	—	(0.48)	3.34	24.86	18.07	499,502	1.99		1.99		1.99		(0.89)		—
Class Y	23.43	0.07	—	4.40	4.47	—	(0.48)	—	(0.48)	3.99	27.42	19.40	139,273	0.83		0.83		0.83		0.26		—
For the Year Ended October 31, 2004
Class A	20.58	(0.09)	—	2.12	2.03	—	—	—	—	2.03	22.61	9.86	1,544,968	1.37		1.37		1.37		(0.41)		52
Class B	19.68	(0.25)	—	2.04	1.79	—	—	—	—	1.79	21.47	9.10	438,658	2.11		2.11		2.11		(1.15)		—
Class C	19.71	(0.23)	—	2.04	1.81	—	—	—	—	1.81	21.52	9.18	484,268	2.02		2.02		2.02		(1.06)		—
Class Y	21.21	0.02	—	2.20	2.22	—	—	—	—	2.22	23.43	10.47	104,534	0.85		0.85		0.85		0.11		—
The Hartford MidCap Growth Fund (formerly known as The Hartford Select MidCap Growth Fund)
For the Year Ended October 31, 2008
Class A	12.73	—	—	(5.11)	(5.11)	—	(1.58)	—	(1.58)	(6.69)	6.04	(45.38)	21,304	1.50		1.35		1.35		0.05		292
Class B	12.50	(0.06)	—	(4.97)	(5.03)	—	(1.58)	—	(1.58)	(6.61)	5.89	(45.59)	2,584	2.56		1.82		1.82		(0.63)		—
Class C	12.46	(0.08)	—	(4.94)	(5.02)	—	(1.58)	—	(1.58)	(6.60)	5.86	(45.67)	3,002	2.39		1.99		1.99		(0.89)		—
Class Y	12.88	0.05	—	(5.20)	(5.15)	—	(1.58)	—	(1.58)	(6.73)	6.15	(45.12)	136	0.98		0.95		0.95		0.67		—

The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc.

Financial Highlights — (continued)

	— Selected Per-Share Data (a) —											— Ratios and Supplemental Data —
															Ratio of		Ratio of		Ratio of
															Expenses		Expenses		Expenses
															to Average		to Average		to Average
															Net Assets		Net Assets		Net Assets
				Net											Before		After		After
				Realized						Net					Waivers and		Waivers and		Waivers and		Ratio of
				and			Distributions			Increase					Reimbursements		Reimbursements		Reimbursements		Net
	Net Asset	Net		Unrealized	Total	Dividends	from			(Decrease)	Net Asset			Net Assets	and Including		and Including		and Excluding		Investment
	Value at	Investment	Payments	Gain	from	from Net	Realized	Distributions		in Net	Value at			at End	Expenses not		Expenses not		Expenses not		Income to		Portfolio
	Beginning	Income	from (to)	(Loss) on	Investment	Investment	Capital	from	Total	Asset	End of	Total		of Period	Subject to		Subject to		Subject to		Average		Turnover
	of Period	(Loss)	Affiliate	Investments	Operations	Income	Gains	Capital	Distributions	Value	Period	Return (b)		(000’s)	Cap (d)		Cap (d)		Cap (d)		Net Assets		Rate (c)

The Hartford MidCap Growth Fund (formerly known as The Hartford Select MidCap Growth Fund) — (continued)
For the Year Ended October 31, 2007
Class A	$11.28	$(0.05)	$—	$1.98	$1.93	$—	$(0.48)	$—	$(0.48)	$1.45	$12.73	17.76%		$22,074	1.60%		1.37%		1.37%		(0.43)%		186%
Class B	11.14	(0.11)	—	1.95	1.84	—	(0.48)	—	(0.48)	1.36	12.50	17.15		4,509	2.55		1.96		1.96		(1.01)		—
Class C	11.13	(0.13)	—	1.94	1.81	—	(0.48)	—	(0.48)	1.33	12.46	16.89		4,772	2.40		2.12		2.12		(1.17)		—
Class Y	11.36	(0.57)	—	2.57	2.00	—	(0.48)	—	(0.48)	1.52	12.88	18.28		115	1.11		1.03		1.03		(0.44)		—
For the Year Ended October 31, 2006
Class A	10.14	(0.08)	—	1.32	1.24	—	(0.10)	—	(0.10)	1.14	11.28	12.31		23,542	1.69		1.50		1.50		(0.85)		99
Class B	10.08	(0.15)	—	1.31	1.16	—	(0.10)	—	(0.10)	1.06	11.14	11.58		3,725	2.67		2.11		2.11		(1.46)		—
Class C	10.08	(0.15)	—	1.30	1.15	—	(0.10)	—	(0.10)	1.05	11.13	11.48		3,861	2.52		2.26		2.26		(1.60)		—
Class Y	10.17	(0.04)	—	1.33	1.29	—	(0.10)	—	(0.10)	1.19	11.36	12.77		28,868	1.13		1.11		1.11		(0.45)		—
From (commencement of operations) January 1, 2005, through October 31, 2005
Class A	10.06	(0.06)	—	0.14	0.08	—	—	—	—	0.08	10.14	0.80	(f)	14,995	2.22	(e)	1.50	(e)	1.50	(e)	(0.95	)(e)	97
Class B	10.06	(0.09)	—	0.11	0.02	—	—	—	—	0.02	10.08	0.20	(f)	2,354	3.35	(e)	2.25	(e)	2.25	(e)	(1.70	)(e)	—
Class C	10.06	(0.09)	—	0.11	0.02	—	—	—	—	0.02	10.08	0.20	(f)	1,741	3.26	(e)	2.25	(e)	2.25	(e)	(1.70	)(e)	—
Class Y	10.06	(0.05)	—	0.16	0.11	—	—	—	—	0.11	10.17	1.09	(f)	210	1.66	(e)	1.10	(e)	1.10	(e)	(0.55	)(e)	—
The Hartford MidCap Value Fund
For the Year Ended October 31, 2008
Class A	14.80	0.02	—	(5.81)	(5.79)	—	(2.48)	—	(2.48)	(8.27)	6.53	(46.26)		127,999	1.44		1.40		1.40		0.15		52
Class B	13.95	(0.05)	—	(5.39)	(5.44)	—	(2.48)	—	(2.48)	(7.92)	6.03	(46.64)		24,329	2.31		2.06		2.06		(0.50)		—
Class C	13.96	(0.06)	—	(5.39)	(5.45)	—	(2.48)	—	(2.48)	(7.93)	6.03	(46.68)		24,418	2.15		2.15		2.15		(0.59)		—
Class Y	15.39	0.05	—	(6.08)	(6.03)	—	(2.48)	—	(2.48)	(8.51)	6.88	(46.00)		7,983	0.92		0.92		0.92		0.64		—
For the Year Ended October 31, 2007
Class A	14.57	—	—	2.14	2.14	—	(1.91)	—	(1.91)	0.23	14.80	16.72	(i)	311,227	1.39		1.39		1.39		0.00		46
Class B	13.93	(0.11)	—	2.04	1.93	—	(1.91)	—	(1.91)	0.02	13.95	15.86	(i)	60,957	2.23		2.15		2.15		(0.75)		—
Class C	13.93	(0.10)	—	2.04	1.94	—	(1.91)	—	(1.91)	0.03	13.96	15.94	(i)	63,292	2.10		2.10		2.10		(0.70)		—
Class Y	15.00	0.14	0.02	2.14	2.30	—	(1.91)	—	(1.91)	0.39	15.39	17.38	(i)	1,961	0.89		0.89		0.89		0.70		—
For the Year Ended October 31, 2006
Class A	13.29	0.01	—	2.59	2.60	—	(1.32)	—	(1.32)	1.28	14.57	21.37		305,002	1.45		1.40		1.40		0.06		40
Class B	12.85	(0.10)	—	2.50	2.40	—	(1.32)	—	(1.32)	1.08	13.93	20.46		62,580	2.28		2.15		2.15		(0.69)		—
Class C	12.85	(0.10)	—	2.50	2.40	—	(1.32)	—	(1.32)	1.08	13.93	20.45		63,302	2.16		2.15		2.15		(0.69)		—
Class Y	13.59	0.08	—	2.65	2.73	—	(1.32)	—	(1.32)	1.41	15.00	21.90		31,100	0.94		0.94		0.94		0.48		—
For the Year Ended October 31, 2005
Class A	12.89	(0.04)	—	1.41	1.37	—	(0.97)	—	(0.97)	0.40	13.29	11.31		280,662	1.49		1.40		1.40		(0.31)		49
Class B	12.59	(0.14)	—	1.37	1.23	—	(0.97)	—	(0.97)	0.26	12.85	10.40		59,350	2.33		2.15		2.15		(1.06)		—
Class C	12.59	(0.15)	—	1.38	1.23	—	(0.97)	—	(0.97)	0.26	12.85	10.40		61,194	2.19		2.15		2.15		(1.06)		—
Class Y	13.11	0.01	—	1.44	1.45	—	(0.97)	—	(0.97)	0.48	13.59	11.76		39,965	0.96		0.96		0.96		0.13		—
For the Year Ended October 31, 2004
Class A	11.32	(0.04)	—	1.61	1.57	—	—	—	—	1.57	12.89	13.87		280,173	1.56		1.45		1.45		(0.03)		46
Class B	11.12	(0.13)	—	1.60	1.47	—	—	—	—	1.47	12.59	13.22		60,558	2.36		2.15		2.15		(1.04)		—
Class C	11.13	(0.13)	—	1.59	1.46	—	—	—	—	1.46	12.59	13.12		67,132	2.20		2.15		2.15		(1.04)		—
Class Y	11.46	(0.01)	—	1.66	1.65	—	—	—	—	1.65	13.11	14.40		2,474	0.90		0.90		0.90		(0.12)		—
The Hartford Money Market Fund
For the Year Ended October 31, 2008
Class A	1.00	0.02	—	—	0.02	(0.02)	—	—	(0.02)	—	1.00	2.31		486,596	0.99		0.90		0.90		2.23		N/A
Class B	1.00	0.02	—	—	0.02	(0.02)	—	—	(0.02)	—	1.00	1.54		66,581	1.71		1.65		1.65		1.40		—
Class C	1.00	0.02	—	—	0.02	(0.02)	—	—	(0.02)	—	1.00	1.60		140,174	1.60		1.60		1.60		1.49		—
Class R3	1.00	0.02	—	—	0.02	(0.02)	—	—	(0.02)	—	1.00	2.07		529	1.35		1.15		1.15		1.33		—
Class R4	1.00	0.02	—	—	0.02	(0.02)	—	—	(0.02)	—	1.00	2.37		148,465	0.94		0.85		0.85		1.91		—
Class R5	1.00	0.03	—	—	0.03	(0.03)	—	—	(0.03)	—	1.00	2.60		8,826	0.63		0.63		0.63		2.09		—
Class Y	1.00	0.03	—	—	0.03	(0.03)	—	—	(0.03)	—	1.00	2.69		1,595	0.52		0.52		0.52		2.77		—
For the Year Ended October 31, 2007
Class A	1.00	0.04	—	—	0.04	(0.04)	—	—	(0.04)	—	1.00	4.49		314,872	1.13		0.95		0.95		4.40		N/A
Class B	1.00	0.04	—	—	0.04	(0.04)	—	—	(0.04)	—	1.00	3.71		29,219	1.82		1.70		1.70		3.65		—
Class C	1.00	0.04	—	—	0.04	(0.04)	—	—	(0.04)	—	1.00	3.72		59,575	1.72		1.69		1.69		3.66		—
Class Y	1.00	0.05	—	—	0.05	(0.05)	—	—	(0.05)	—	1.00	4.90		2,707	0.58		0.55		0.55		4.77		—
From (commencement of operations) December 22, 2006, through October 31, 2007
Class R3	1.00	0.04	—	—	0.04	(0.04)	—	—	(0.04)	—	1.00	3.63	(f)	10	1.36	(e)	1.20	(e)	1.20	(e)	4.16	(e)	—

	— Selected Per-Share Data (a) —											— Ratios and Supplemental Data —
															Ratio of		Ratio of		Ratio of
															Expenses		Expenses		Expenses
															to Average		to Average		to Average
															Net Assets		Net Assets		Net Assets
				Net											Before		After		After
				Realized						Net					Waivers and		Waivers and		Waivers and		Ratio of
				and			Distributions			Increase					Reimbursements		Reimbursements		Reimbursements		Net
	Net Asset	Net		Unrealized	Total	Dividends	from			(Decrease)	Net Asset			Net Assets	and Including		and Including		and Excluding		Investment
	Value at	Investment	Payments	Gain	from	from Net	Realized	Distributions		in Net	Value at			at End	Expenses not		Expenses not		Expenses not		Income to		Portfolio
	Beginning	Income	from (to)	(Loss) on	Investment	Investment	Capital	from	Total	Asset	End of	Total		of Period	Subject to		Subject to		Subject to		Average		Turnover
	of Period	(Loss)	Affiliate	Investments	Operations	Income	Gains	Capital	Distributions	Value	Period	Return (b)		(000’s)	Cap (d)		Cap (d)		Cap (d)		Net Assets		Rate (c)

The Hartford Money Market Fund — (continued)
Class R4	$1.00	$0.04	$—	$—	$0.04	$(0.04)	$—	$—	$(0.04)	$—	$1.00	3.95	(f)%	$17,239	1.01	(e)%	0.90	(e)%	0.90	(e)%	4.49	(e)%	—%
Class R5	1.00	0.04	—	—	0.04	(0.04)	—	—	(0.04)	—	1.00	4.18	(f)	1,229	0.72	(e)	0.60	(e)	0.60	(e)	4.79	(e)	—
For the Year Ended October 31, 2006
Class A	1.00	0.04	—	—	0.04	(0.04)	—	—	(0.04)	—	1.00	4.00		207,592	1.14		0.95		0.95		3.95		N/A
Class B	1.00	0.03	—	—	0.03	(0.03)	—	—	(0.03)	—	1.00	3.22		27,995	1.79		1.70		1.70		3.18		—
Class C	1.00	0.03	—	—	0.03	(0.03)	—	—	(0.03)	—	1.00	3.22		16,997	1.76		1.70		1.70		3.20		—
Class Y	1.00	0.04	—	—	0.04	(0.04)	—	—	(0.04)	—	1.00	4.34		13,628	0.61		0.55		0.55		4.29		—
For the Year Ended October 31, 2005
Class A	1.00	0.02	—	—	0.02	(0.02)	—	—	(0.02)	—	1.00	1.99		182,308	1.22		0.95		0.95		1.96		N/A
Class B	1.00	0.01	—	—	0.01	(0.01)	—	—	(0.01)	—	1.00	1.23		30,716	1.88		1.70		1.70		1.16		—
Class C	1.00	0.01	—	—	0.01	(0.01)	—	—	(0.01)	—	1.00	1.23		18,790	1.80		1.70		1.70		1.19		—
Class Y	1.00	0.02	—	—	0.02	(0.02)	—	—	(0.02)	—	1.00	2.40		16,114	0.61		0.55		0.55		2.47		—
For the Year Ended October 31, 2004
Class A	1.00	0.0030	—	—	0.0030	(0.0030)	—	—	(0.0030)	—	1.00	0.28		205,442	1.22		1.00		1.00		0.27		N/A
Class B	1.00	0.0001	—	—	0.0001	(0.0001)	—	—	(0.0001)	—	1.00	0.01		45,836	1.82		1.25		1.25		0.01		—
Class C	1.00	0.0001	—	—	0.0001	(0.0001)	—	—	(0.0001)	—	1.00	0.01		26,626	1.77		1.27		1.27		0.01		—
Class Y	1.00	0.0070	—	—	0.0070	(0.0070)	—	—	(0.0070)	—	1.00	0.72		9,698	0.56		0.55		0.55		0.96		—
The Hartford Retirement Income Fund (g)
For the Year Ended October 31, 2008
Class A	10.09	0.36	—	(2.23)	(1.87)	(0.41)	(0.14)	—	(0.55)	(2.42)	7.67	(19.48)		3,495	1.73		0.50		0.50		3.75		51
Class B	10.10	0.31	—	(2.26)	(1.95)	(0.34)	(0.14)	—	(0.48)	(2.43)	7.67	(20.15)		363	2.54		1.23		1.23		3.02		—
Class C	10.11	0.28	—	(2.23)	(1.95)	(0.34)	(0.14)	—	(0.48)	(2.43)	7.68	(20.11)		912	2.41		1.23		1.23		2.42		—
Class R3	10.10	0.32	—	(2.24)	(1.92)	(0.37)	(0.14)	—	(0.51)	(2.43)	7.67	(19.88)		53	2.03		0.89		0.89		2.62		—
Class R4	10.10	0.36	—	(2.25)	(1.89)	(0.40)	(0.14)	—	(0.54)	(2.43)	7.67	(19.63)		1,437	1.53		0.60		0.60		2.84		—
Class R5	10.10	0.33	—	(2.18)	(1.85)	(0.43)	(0.14)	—	(0.57)	(2.42)	7.68	(19.30)		286	1.32		0.31		0.31		3.05		—
For the Year Ended October 31, 2007
Class A	9.59	0.33	—	0.51	0.84	(0.34)	—	—	(0.34)	0.50	10.09	8.92		3,016	4.33		0.48		0.48		3.12		78
Class B	9.59	0.25	—	0.53	0.78	(0.27)	—	—	(0.27)	0.51	10.10	8.21		216	5.14		1.23		1.23		2.55		—
Class C	9.61	0.26	—	0.51	0.77	(0.27)	—	—	(0.27)	0.50	10.11	8.09		244	5.18		1.23		1.23		2.61		—
Class Y	9.60	0.36	—	0.51	0.87	(0.37)	—	—	(0.37)	0.50	10.10	9.22		124	4.05		0.18		0.18		3.64		—
From (commencement of operations) December 22, 2006, through October 31, 2007
Class R3	9.66	0.20	—	0.45	0.65	(0.21)	—	—	(0.21)	0.44	10.10	6.76	(f)	11	4.83	(e)	0.88	(e)	0.88	(e)	2.35	(e)	—
Class R4	9.66	0.22	—	0.45	0.67	(0.23)	—	—	(0.23)	0.44	10.10	7.00	(f)	16	4.51	(e)	0.59	(e)	0.59	(e)	2.66	(e)	—
Class R5	9.66	0.25	—	0.44	0.69	(0.25)	—	—	(0.25)	0.44	10.10	7.27	(f)	11	4.23	(e)	0.27	(e)	0.27	(e)	2.95	(e)	—
For the Year Ended October 31, 2006
Class A	9.87	0.62	—	(0.15)	0.47	(0.75)	—	—	(0.75)	(0.28)	9.59	5.03		420	16.84		0.54		0.54		2.54		37
Class B	9.87	0.63	—	(0.24)	0.39	(0.67)	—	—	(0.67)	(0.28)	9.59	4.21		173	17.64		1.30		1.30		1.89		—
Class C	9.87	0.63	—	(0.22)	0.41	(0.67)	—	—	(0.67)	(0.26)	9.61	4.42		161	17.64		1.30		1.30		1.88		—
Class Y	9.86	0.71	—	(0.19)	0.52	(0.78)	—	—	(0.78)	(0.26)	9.60	5.55		114	16.51		0.24		0.24		2.96		—
From (commencement of operations) September 30, 2005, through October 31, 2005
Class A	10.00	0.02	—	(0.14)	(0.12)	(0.01)	—	—	(0.01)	(0.13)	9.87	(1.22	)(f)	47	0.63	(e)	0.53	(e)	0.53	(e)	4.08	(e)	83
Class B	10.00	0.01	—	(0.14)	(0.13)	—	—	—	—	(0.13)	9.87	(1.29	)(f)	10	1.36	(e)	1.26	(e)	1.26	(e)	1.76	(e)	—
Class C	10.00	0.01	—	(0.14)	(0.13)	—	—	—	—	(0.13)	9.87	(1.29	)(f)	10	1.36	(e)	1.26	(e)	1.26	(e)	1.76	(e)	—
Class Y	10.00	0.01	—	(0.14)	(0.13)	(0.01)	—	—	(0.01)	(0.14)	9.86	(1.30	)(f)	10	0.28	(e)	0.28	(e)	0.28	(e)	2.75	(e)	—
The Hartford Select MidCap Value Fund
For the Year Ended October 31, 2008
Class A	12.17	0.11	—	(4.34)	(4.23)	(0.01)	(1.23)	—	(1.24)	(5.47)	6.70	(38.30)		16,071	1.44		1.28		1.28		0.95		194
Class B	11.96	0.04	—	(4.23)	(4.19)	—	(1.23)	—	(1.23)	(5.42)	6.54	(38.65)		2,147	2.43		1.79		1.79		0.43		—
Class C	11.95	0.01	—	(4.20)	(4.19)	—	(1.23)	—	(1.23)	(5.42)	6.53	(38.68)		2,695	2.25		1.97		1.97		0.26		—
Class Y	12.21	0.14	—	(4.34)	(4.20)	(0.06)	(1.23)	—	(1.29)	(5.49)	6.72	(38.03)		26,779	0.88		0.88		0.88		1.34		—
For the Year Ended October 31, 2007
Class A	12.41	0.05	—	0.21	0.26	—	(0.50)	—	(0.50)	(0.24)	12.17	2.16		39,238	1.42		1.33		1.33		0.38		209
Class B	12.28	(0.04)	—	0.22	0.18	—	(0.50)	—	(0.50)	(0.32)	11.96	1.51		4,322	2.35		2.01		2.01		(0.29)		—
Class C	12.28	(0.04)	—	0.21	0.17	—	(0.50)	—	(0.50)	(0.33)	11.95	1.42		8,300	2.17		2.07		2.07		(0.36)		—
Class Y	12.40	0.03	—	0.28	0.31	—	(0.50)	—	(0.50)	(0.19)	12.21	2.58		53,873	0.84		0.83		0.83		0.83		—
For the Year Ended October 31, 2006
Class A	10.79	—	—	1.87	1.87	(0.01)	(0.24)	—	(0.25)	1.62	12.41	17.66		47,937	1.69		1.55		1.55		(0.10)		63

The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc.

Financial Highlights — (continued)

	— Selected Per-Share Data (a) —											— Ratios and Supplemental Data —
														Ratio of		Ratio of		Ratio of
														Expenses		Expenses		Expenses
														to Average		to Average		to Average
														Net Assets		Net Assets		Net Assets
				Net										Before		After		After
				Realized						Net				Waivers and		Waivers and		Waivers and		Ratio of
				and			Distributions			Increase				Reimbursements		Reimbursements		Reimbursements		Net
	Net Asset	Net		Unrealized	Total	Dividends	from			(Decrease)	Net Asset		Net Assets	and Including		and Including		and Excluding		Investment
	Value at	Investment	Payments	Gain	from	from Net	Realized	Distributions		in Net	Value at		at End	Expenses not		Expenses not		Expenses not		Income to		Portfolio
	Beginning	Income	from (to)	(Loss) on	Investment	Investment	Capital	from	Total	Asset	End of	Total	of Period	Subject to		Subject to		Subject to		Average		Turnover
	of Period	(Loss)	Affiliate	Investments	Operations	Income	Gains	Capital	Distributions	Value	Period	Return (b)	(000’s)	Cap (d)		Cap (d)		Cap (d)		Net Assets		Rate (c)

The Hartford Select MidCap Value Fund — (continued)
Class B	$10.75	$(0.10)	$—	$1.87	$1.77	$—	$(0.24)	$—	$(0.24)	$1.53	$12.28	16.79%	$4,137	2.67%		2.30%		2.30%		(0.84)%		—%
Class C	10.75	(0.09)	—	1.86	1.77	—	(0.24)	—	(0.24)	1.53	12.28	16.79	7,417	2.53		2.30		2.30		(0.84)		—
Class Y	10.81	0.07	—	1.81	1.88	(0.05)	(0.24)	—	(0.29)	1.59	12.40	17.79	20,025	1.33		1.15		1.15		0.26		—
From (commencement of operations) April 29, 2005, through October 31, 2005
Class A	10.00	—	—	0.79	0.79	—	—	—	—	0.79	10.79	7.90 (f)	22,423	1.67	(e)	1.55	(e)	1.55	(e)	(0.08	)(e)	30
Class B	10.00	(0.03)	—	0.78	0.75	—	—	—	—	0.75	10.75	7.50 (f)	1,714	2.64	(e)	2.30	(e)	2.30	(e)	(0.92	)(e)	—
Class C	10.00	(0.03)	—	0.78	0.75	—	—	—	—	0.75	10.75	7.50 (f)	2,885	2.53	(e)	2.30	(e)	2.30	(e)	(0.96	)(e)	—
Class Y	10.00	0.02	—	0.79	0.81	—	—	—	—	0.81	10.81	8.10 (f)	541	1.36	(e)	1.15	(e)	1.15	(e)	0.37	(e)	—
The Hartford Select SmallCap Value Fund
For the Year Ended October 31, 2008
Class A	11.79	0.07	—	(3.63)	(3.56)	(0.06)	(0.75)	—	(0.81)	(4.37)	7.42	(32.15)	14,428	1.41		1.41		1.41		0.81		51
Class B	11.65	—	—	(3.59)	(3.59)	—	(0.75)	—	(0.75)	(4.34)	7.31	(32.69)	476	2.51		2.24		2.24		(0.02)		—
Class C	11.66	—	—	(3.59)	(3.59)	—	(0.75)	—	(0.75)	(4.34)	7.32	(32.66)	685	2.48		2.26		2.26		(0.04)		—
Class Y	11.80	0.10	—	(3.64)	(3.54)	(0.08)	(0.75)	—	(0.83)	(4.37)	7.43	(31.93)	63,698	1.10		1.10		1.10		1.11		—
For the Year Ended October 31, 2007
Class A	10.96	0.07	—	0.78	0.85	—	(0.02)	—	(0.02)	0.83	11.79	7.78	19,106	1.40		1.40		1.40		0.67		58
Class B	10.93	(0.02)	—	0.76	0.74	—	(0.02)	—	(0.02)	0.72	11.65	6.79	587	2.38		2.35		2.35		(0.25)		—
Class C	10.93	(0.02)	—	0.77	0.75	—	(0.02)	—	(0.02)	0.73	11.66	6.88	749	2.33		2.33		2.33		(0.27)		—
Class Y	10.97	0.10	—	0.78	0.88	(0.03)	(0.02)	—	(0.05)	0.83	11.80	8.09	91,189	1.13		1.13		1.13		0.97		—
From (commencement of operations) July 31, 2006, through October 31, 2006 (h)
Class A	10.00	0.02	—	0.94	0.96	—	—	—	—	0.96	10.96	9.60 (f)	15,872	1.73	(e)	1.60	(e)	1.60	(e)	0.78	(e)	10
Class B	10.00	—	—	0.93	0.93	—	—	—	—	0.93	10.93	9.30 (f)	308	2.53	(e)	2.35	(e)	2.35	(e)	0.03	(e)	—
Class C	10.00	—	—	0.93	0.93	—	—	—	—	0.93	10.93	9.30 (f)	280	2.51	(e)	2.35	(e)	2.35	(e)	0.03	(e)	—
Class Y	10.00	0.01	—	0.96	0.97	—	—	—	—	0.97	10.97	9.70 (f)	1,538	1.71	(e)	1.20	(e)	1.20	(e)	0.79	(e)	—
The Hartford Short Duration Fund
For the Year Ended October 31, 2008
Class A	9.82	0.37	—	(0.62)	(0.25)	(0.36)	—	—	(0.36)	(0.61)	9.21	(2.60)	46,620	0.95		0.90		0.90		3.78		73
Class B	9.82	0.29	—	(0.61)	(0.32)	(0.29)	—	—	(0.29)	(0.61)	9.21	(3.33)	5,846	1.84		1.65		1.65		3.06		—
Class C	9.82	0.29	—	(0.61)	(0.32)	(0.29)	—	—	(0.29)	(0.61)	9.21	(3.33)	26,738	1.69		1.65		1.65		3.03		—
Class Y	9.81	0.40	—	(0.63)	(0.23)	(0.39)	—	—	(0.39)	(0.62)	9.19	(2.40)	107,669	0.58		0.58		0.58		4.11		—
For the Year Ended October 31, 2007
Class A	9.89	0.44	—	(0.07)	0.37	(0.44)	—	—	(0.44)	(0.07)	9.82	3.80	34,606	1.04		0.90		0.90		4.49		68
Class B	9.90	0.37	—	(0.09)	0.28	(0.36)	—	—	(0.36)	(0.08)	9.82	2.91	6,349	1.90		1.65		1.65		3.73		—
Class C	9.90	0.37	—	(0.09)	0.28	(0.36)	—	—	(0.36)	(0.08)	9.82	2.91	22,322	1.77		1.65		1.65		3.74		—
Class Y	9.88	0.47	—	(0.08)	0.39	(0.46)	—	—	(0.46)	(0.07)	9.81	4.08	142,224	0.64		0.64		0.64		4.75		—
For the Year Ended October 31, 2006
Class A	9.85	0.35	—	0.04	0.39	(0.35)	—	—	(0.35)	0.04	9.89	4.02	26,726	1.10		0.90		0.90		3.53		119
Class B	9.85	0.27	—	0.05	0.32	(0.27)	—	—	(0.27)	0.05	9.90	3.33	6,760	1.92		1.65		1.65		2.77		—
Class C	9.85	0.27	—	0.05	0.32	(0.27)	—	—	(0.27)	0.05	9.90	3.33	14,382	1.83		1.65		1.65		2.76		—
Class Y	9.84	0.37	—	0.04	0.41	(0.37)	—	—	(0.37)	0.04	9.88	4.28	102,198	0.68		0.65		0.65		3.78		—
For the Year Ended October 31, 2005
Class A	10.08	0.33	—	(0.24)	0.09	(0.32)	—	—	(0.32)	(0.23)	9.85	0.92	29,212	1.05		0.90		0.90		3.23		123
Class B	10.08	0.25	—	(0.23)	0.02	(0.25)	—	—	(0.25)	(0.23)	9.85	0.17	8,814	1.89		1.65		1.65		2.47		—
Class C	10.08	0.25	—	(0.23)	0.02	(0.25)	—	—	(0.25)	(0.23)	9.85	0.17	22,973	1.78		1.65		1.65		2.47		—
Class Y	10.07	0.35	—	(0.23)	0.12	(0.35)	—	—	(0.35)	(0.23)	9.84	1.18	82,439	0.67		0.65		0.65		3.53		—
For the Year Ended October 31, 2004
Class A	10.14	0.30	—	(0.06)	0.24	(0.30)	—	—	(0.30)	(0.06)	10.08	2.40	39,148	1.06		0.95		0.95		2.95		108
Class B	10.14	0.23	—	(0.06)	0.17	(0.23)	—	—	(0.23)	(0.06)	10.08	1.68	12,267	1.84		1.65		1.65		2.26		—
Class C	10.14	0.23	—	(0.06)	0.17	(0.23)	—	—	(0.23)	(0.06)	10.08	1.68	34,949	1.76		1.65		1.65		2.26		—
From inception November 28, 2003, through October 31, 2004
Class Y	10.11	0.30	—	(0.04)	0.26	(0.30)	—	—	(0.30)	(0.04)	10.07	2.62 (f)	31,429	0.61	(e)	0.60	(e)	0.60	(e)	3.03	(e)	—
The Hartford Small Company Fund
For the Year Ended October 31, 2008
Class A	24.46	(0.06)	—	(8.68)	(8.74)	—	(2.63)	—	(2.63)	(11.37)	13.09	(39.57)	274,412	1.39		1.39		1.39		(0.39)		183
Class B	22.30	(0.20)	—	(7.76)	(7.96)	—	(2.63)	—	(2.63)	(10.59)	11.71	(39.95)	21,008	2.31		2.02		2.02		(1.01)		—
Class C	22.32	(0.18)	—	(7.80)	(7.98)	—	(2.63)	—	(2.63)	(10.61)	11.71	(40.01)	41,294	2.15		2.15		2.15		(1.14)		—
Class I	24.55	(0.02)	—	(8.72)	(8.74)	—	(2.63)	—	(2.63)	(11.37)	13.18	(39.41)	11,912	1.19		1.15		1.15		(0.15)		—

	— Selected Per-Share Data (a) —											— Ratios and Supplemental Data —
															Ratio of		Ratio of		Ratio of
															Expenses		Expenses		Expenses
															to Average		to Average		to Average
															Net Assets		Net Assets		Net Assets
				Net											Before		After		After
				Realized						Net					Waivers and		Waivers and		Waivers and		Ratio of
				and			Distributions			Increase					Reimbursements		Reimbursements		Reimbursements		Net
	Net Asset	Net		Unrealized	Total	Dividends	from			(Decrease)	Net Asset			Net Assets	and Including		and Including		and Excluding		Investment
	Value at	Investment	Payments	Gain	from	from Net	Realized	Distributions		in Net	Value at			at End	Expenses not		Expenses not		Expenses not		Income to		Portfolio
	Beginning	Income	from (to)	(Loss) on	Investment	Investment	Capital	from	Total	Asset	End of	Total		of Period	Subject to		Subject to		Subject to		Average		Turnover
	of Period	(Loss)	Affiliate	Investments	Operations	Income	Gains	Capital	Distributions	Value	Period	Return (b)		(000’s)	Cap (d)		Cap (d)		Cap (d)		Net Assets		Rate (c)

The Hartford Small Company Fund — (continued)
Class R3	$25.83	$(0.07)	$—	$(9.24)	$(9.31)	$—	$(2.63)	$—	$(2.63)	$(11.94)	$13.89	(39.69)%		$2,990	1.66%		1.65%		1.65%		(0.68)%		—%
Class R4	25.91	(0.03)	—	(9.27)	(9.30)	—	(2.63)	—	(2.63)	(11.93)	13.98	(39.51)		18,332	1.29		1.29		1.29		(0.29)		—
Class R5	25.97	—	—	(9.28)	(9.28)	—	(2.63)	—	(2.63)	(11.91)	14.06	(39.32)		7,510	1.00		1.00		1.00		(0.01)		—
Class Y	26.00	0.02	—	(9.29)	(9.27)	—	(2.63)	—	(2.63)	(11.90)	14.10	(39.23)		166,183	0.89		0.89		0.89		0.12		—
For the Year Ended October 31, 2007
Class A	21.58	(0.09)	0.07	4.77	4.75	—	(1.87)	—	(1.87)	2.88	24.46	23.88	(i)	299,819	1.41		1.40		1.40		(0.44	)(e)	186
Class B	19.97	(0.26)	0.10	4.36	4.20	—	(1.87)	—	(1.87)	2.33	22.30	22.97	(i)	52,549	2.28		2.12		2.12		(1.16	)(e)	—
Class C	20.00	(0.23)	0.08	4.34	4.19	—	(1.87)	—	(1.87)	2.32	22.32	22.88	(i)	63,650	2.15		2.15		2.15		(1.19	)(e)	—
Class I	21.59	(0.01)	—	4.84	4.83	—	(1.87)	—	(1.87)	2.96	24.55	24.28	(i)	3,886	1.12		1.12		1.12		(0.16	)(e)	—
Class Y	22.73	0.02	0.06	5.06	5.14	—	(1.87)	—	(1.87)	3.27	26.00	24.44	(i)	194,096	0.91		0.91		0.91		0.09	(e)	—
From (commencement of operations) December 22, 2006, through October 31, 2007
Class R3	21.95	(0.07)	—	3.95	3.88	—	—	—	—	3.88	25.83	17.68	(f)	181	1.84	(e)	1.65	(e)	1.65	(e)	(0.69	)(e)	—
Class R4	21.95	(0.03)	—	3.99	3.96	—	—	—	—	3.96	25.91	18.04	(f)	9,809	1.34	(e)	1.34	(e)	1.34	(e)	(0.54	)(e)	—
Class R5	21.95	(0.01)	—	4.03	4.02	—	—	—	—	4.02	25.97	18.31	(f)	588	1.07	(e)	1.05	(e)	1.05	(e)	(0.38	)(e)	—
For the Year Ended October 31, 2006
Class A	18.45	(0.18)	—	3.31	3.13	—	—	—	—	3.13	21.58	16.96		194,656	1.48		1.40		1.40		(0.87)		170
Class B	17.20	(0.36)	—	3.13	2.77	—	—	—	—	2.77	19.97	16.10		52,036	2.32		2.15		2.15		(1.62)		—
Class C	17.22	(0.32)	—	3.10	2.78	—	—	—	—	2.78	20.00	16.14		47,744	2.23		2.15		2.15		(1.62)		—
Class Y	19.33	(0.06)	—	3.46	3.40	—	—	—	—	3.40	22.73	17.59		108,770	0.95		0.95		0.95		(0.39)		—
From (commencement of operations) August 31, 2006, through October 31, 2006
Class I	20.70	(0.01)	—	0.90	0.89	—	—	—	—	0.89	21.59	4.30	(f)	69	1.38	(e)	1.15	(e)	1.15	(e)	(0.58	)(e)	—
For the Year Ended October 31, 2005
Class A	15.09	(0.16)	—	3.52	3.36	—	—	—	—	3.36	18.45	22.27		159,577	1.57		1.40		1.40		(0.88)		104
Class B	14.17	(0.29)	—	3.32	3.03	—	—	—	—	3.03	17.20	21.38		56,664	2.39		2.15		2.15		(1.63)		—
Class C	14.19	(0.29)	—	3.32	3.03	—	—	—	—	3.03	17.22	21.35		44,564	2.30		2.15		2.15		(1.63)		—
Class Y	15.74	(0.07)	—	3.66	3.59	—	—	—	—	3.59	19.33	22.81		43,274	0.97		0.97		0.97		(0.43)		—
For the Year Ended October 31, 2004
Class A	14.28	(0.18)	—	0.99	0.81	—	—	—	—	0.81	15.09	5.67		156,278	1.62		1.45		1.45		(1.15)		142
Class B	13.51	(0.27)	—	0.93	0.66	—	—	—	—	0.66	14.17	4.88		58,438	2.40		2.15		2.15		(1.85)		—
Class C	13.52	(0.28)	—	0.95	0.67	—	—	—	—	0.67	14.19	4.96		49,327	2.30		2.15		2.15		(1.85)		—
Class Y	14.83	(0.06)	—	0.97	0.91	—	—	—	—	0.91	15.74	6.14		15,731	0.99		0.99		0.99		(0.71)		—
The Hartford SmallCap Growth Fund
For the Year Ended October 31, 2008
Class A	33.57	(0.07)	—	(11.68)	(11.75)	—	(3.35)	—	(3.35)	(15.10)	18.47	(38.35)		78,279	1.64		1.20		1.20		(0.25)		103
Class B	29.93	(0.21)	—	(10.24)	(10.45)	—	(3.35)	—	(3.35)	(13.80)	16.13	(38.71)		8,645	2.51		1.83		1.83		(0.88)		—
Class C	29.85	(0.29)	—	(10.18)	(10.47)	—	(3.35)	—	(3.35)	(13.82)	16.03	(38.90)		10,472	2.25		2.10		2.10		(1.14)		—
Class I	33.64	(0.04)	—	(11.72)	(11.76)	—	(3.35)	—	(3.35)	(15.11)	18.53	(38.29)		3,159	1.17		1.15		1.15		(0.21)		—
Class L	33.78	(0.05)	—	(11.76)	(11.81)	—	(3.35)	—	(3.35)	(15.16)	18.62	(38.28)		74,539	1.14		1.12		1.12		(0.17)		—
Class R3	34.16	(0.12)	—	(11.90)	(12.02)	—	(3.35)	—	(3.35)	(15.37)	18.79	(38.49)		9	2.08		1.46		1.46		(0.52)		—
Class R4	34.26	(0.06)	—	(11.97)	(12.03)	—	(3.35)	—	(3.35)	(15.38)	18.88	(38.40)		1,298	1.28		1.28		1.28		(0.39)		—
Class R5	34.34	(0.02)	—	(11.98)	(12.00)	—	(3.35)	—	(3.35)	(15.35)	18.99	(38.20)		44	1.03		1.03		1.03		(0.14)		—
Class Y	34.38	0.02	—	(12.02)	(12.00)	—	(3.35)	—	(3.35)	(15.35)	19.03	(38.15)		30,361	0.89		0.89		0.89		0.06		—
For the Year Ended October 31, 2007
Class A	31.32	(0.13)	—	2.38	2.25	—	—	—	—	2.25	33.57	7.18	(i)	162,102	1.62		1.31		1.31		(0.26)		105
Class B	28.12	(0.31)	—	2.12	1.81	—	—	—	—	1.81	29.93	6.44	(i)	17,352	2.42		2.00		2.00		(0.95)		—
Class C	28.07	(0.35)	—	2.13	1.78	—	—	—	—	1.78	29.85	6.34	(i)	23,778	2.21		2.15		2.15		(1.10)		—
Class I	31.33	(0.03)	—	2.34	2.31	—	—	—	—	2.31	33.64	7.37	(i)	4,614	1.21		1.15		1.15		(0.17)		—
Class L (k)	31.45	(0.13)	—	2.46	2.33	—	—	—	—	2.33	33.78	7.41	(i)	137,702	1.17		1.15		1.15		(0.37)		—
Class Y	31.95	0.02	—	2.41	2.43	—	—	—	—	2.43	34.38	7.61	(i)	46,466	0.93		0.93		0.93		0.12		—
From (commencement of operations) December 22, 2006, through October 31, 2007
Class R3	32.34	(0.19)	—	2.01	1.82	—	—	—	—	1.82	34.16	5.63	(f)	11	1.69	(e)	1.65	(e)	1.65	(e)	(0.65	)(e)	—
Class R4	32.34	(0.02)	—	1.94	1.92	—	—	—	—	1.92	34.26	5.94	(f)	309	1.40	(e)	1.35	(e)	1.35	(e)	(0.43	)(e)	—
Class R5	32.34	(0.01)	—	2.01	2.00	—	—	—	—	2.00	34.34	6.18	(f)	11	1.09	(e)	1.05	(e)	1.05	(e)	(0.05	)(e)	—
For the Year Ended October 31, 2006
Class A	28.30	(0.06)	—	3.08	3.02	—	—	—	—	3.02	31.32	10.67		228,776	1.56		1.36		1.36		(0.30)		86
Class B	25.57	(0.26)	—	2.81	2.55	—	—	—	—	2.55	28.12	9.97		19,078	2.39		2.02		2.02		(0.95)		—
Class C	25.56	(0.27)	—	2.78	2.51	—	—	—	—	2.51	28.07	9.82		24,070	2.25		2.15		2.15		(1.08)		—

The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc.

Financial Highlights — (continued)

	— Selected Per-Share Data (a) —											— Ratios and Supplemental Data —
															Ratio of		Ratio of		Ratio of
															Expenses		Expenses		Expenses
															to Average		to Average		to Average
															Net Assets		Net Assets		Net Assets
				Net											Before		After		After
				Realized						Net					Waivers and		Waivers and		Waivers and		Ratio of
				and			Distributions			Increase					Reimbursements		Reimbursements		Reimbursements		Net
	Net Asset	Net		Unrealized	Total	Dividends	from			(Decrease)	Net Asset			Net Assets	and Including		and Including		and Excluding		Investment
	Value at	Investment	Payments	Gain	from	from Net	Realized	Distributions		in Net	Value at			at End	Expenses not		Expenses not		Expenses not		Income to		Portfolio
	Beginning	Income	from (to)	(Loss) on	Investment	Investment	Capital	from	Total	Asset	End of	Total		of Period	Subject to		Subject to		Subject to		Average		Turnover
	of Period	(Loss)	Affiliate	Investments	Operations	Income	Gains	Capital	Distributions	Value	Period	Return (b)		(000’s)	Cap (d)		Cap (d)		Cap (d)		Net Assets		Rate (c)

The Hartford SmallCap Growth Fund — (continued)
Class L	$28.36	$(0.02)	$—	$3.11	$3.09	$—	$—	$—	$—	$3.09	$31.45	10.90%		$118,452	1.15%		1.15%		1.15%		(0.08)%		—%
Class Y	28.74	0.04	—	3.17	3.21	—	—	—	—	3.21	31.95	11.17		107,906	0.92		0.92		0.92		0.15		—
From (commencement of operations) August 31, 2006, through October 31, 2006
Class I	28.90	(0.01)	—	2.44	2.43	—	—	—	—	2.43	31.33	8.41	(f)	239	1.28	(e)	1.15	(e)	1.15	(e)	(0.43	)(e)	—
For the Year Ended October 31, 2005
Class A	24.60	(0.15)	—	3.85	3.70	—	—	—	—	3.70	28.30	15.04		66,403	1.62		1.40		1.40		(0.65)		81
Class B	22.39	(0.32)	—	3.50	3.18	—	—	—	—	3.18	25.57	14.20		16,230	2.51		2.15		2.15		(1.40)		—
Class C	22.39	(0.28)	—	3.45	3.17	—	—	—	—	3.17	25.56	14.16		15,668	2.33		2.15		2.15		(1.40)		—
Class L	24.60	(0.13)	—	3.89	3.76	—	—	—	—	3.76	28.36	15.28		119,114	1.21		1.21		1.21		(0.46)		—
Class Y	24.88	(0.04)	—	3.90	3.86	—	—	—	—	3.86	28.74	15.52		55,933	0.98		0.98		0.98		(0.23)		—
For the Year Ended October 31, 2004
Class A	22.91	(0.15)	—	1.84	1.69	—	—	—	—	1.69	24.60	7.38		42,962	1.77		1.45		1.45		(0.81)		102
Class B	20.99	(0.28)	—	1.68	1.40	—	—	—	—	1.40	22.39	6.67		11,930	2.59		2.15		2.15		(1.51)		—
Class C	20.99	(0.27)	—	1.67	1.40	—	—	—	—	1.40	22.39	6.67		10,140	2.38		2.15		2.15		(1.51)		—
Class L	22.90	(0.19)	—	1.89	1.70	—	—	—	—	1.70	24.60	7.42		114,266	1.43		1.43		1.43		(0.79)		—
Class Y	23.06	(0.02)	—	1.84	1.82	—	—	—	—	1.82	24.88	7.89		5,788	1.03		1.03		1.03		(0.47)		—
The Hartford Stock Fund
For the Year Ended October 31, 2008
Class A	24.47	0.14	—	(10.83)	(10.69)	(0.03)	—	—	(0.03)	(10.72)	13.75	(43.74)		307,712	1.41		1.18		1.18		0.56		90
Class B	22.69	(0.21)	—	(9.83)	(10.04)	—	—	—	—	(10.04)	12.65	(44.24)		57,627	2.27		2.09		2.09		(0.36)		—
Class C	22.89	(0.10)	—	(10.03)	(10.13)	—	—	—	—	(10.13)	12.76	(44.25)		66,725	2.05		2.05		2.05		(0.32)		—
Class R3	25.40	0.03	—	(11.16)	(11.13)	(0.08)	—	—	(0.08)	(11.21)	14.19	(43.95)		20	1.65		1.50		1.50		0.21		—
Class R4	25.47	0.08	—	(11.21)	(11.13)	(0.05)	—	—	(0.05)	(11.18)	14.29	(43.78)		34	1.22		1.20		1.20		0.52		—
Class R5	25.53	0.18	—	(11.27)	(11.09)	(0.12)	—	—	(0.12)	(11.21)	14.32	(43.62)		6	0.89		0.89		0.89		0.85		—
Class Y	25.56	0.14	—	(11.20)	(11.06)	(0.16)	—	—	(0.16)	(11.22)	14.34	(43.53)		49,353	0.79		0.79		0.79		0.95		—
From (commencement of operations) May 30, 2008, through October 31, 2008
Class I	21.54	0.07	—	(7.84)	(7.77)	—	—	—	—	(7.77)	13.77	(36.08	)(f)	64	0.76	(e)	0.76	(e)	0.76	(e)	0.91	(e)	—
For the Year Ended October 31, 2007
Class A	21.04	0.07	0.03	3.43	3.53	(0.10)	—	—	(0.10)	3.43	24.47	16.82	(i)	665,897	1.37		1.28		1.28		0.26		96
Class B	19.58	(0.19)	0.04	3.26	3.11	—	—	—	—	3.11	22.69	15.88	(i)	170,341	2.20		2.11		2.11		(0.57)		—
Class C	19.73	(0.12)	0.03	3.25	3.16	—	—	—	—	3.16	22.89	16.02	(i)	149,640	2.03		1.98		1.98		(0.44)		—
Class Y	21.95	0.43	0.06	3.32	3.81	(0.20)	—	—	(0.20)	3.61	25.56	17.45	(i)	73,535	0.81		0.76		0.76		0.82		—
From (commencement of operations) December 22, 2006, through October 31, 2007
Class R3	22.66	(0.01)	—	2.75	2.74	—	—	—	—	2.74	25.40	12.09	(f)	42	1.56	(e)	1.51	(e)	1.51	(e)	(0.18	)(e)	—
Class R4	22.66	0.06	—	2.75	2.81	—	—	—	—	2.81	25.47	12.40	(f)	44	1.25	(e)	1.20	(e)	1.20	(e)	0.29	(e)	—
Class R5	22.66	0.12	—	2.75	2.87	—	—	—	—	2.87	25.53	12.67	(f)	11	0.97	(e)	0.92	(e)	0.92	(e)	0.57	(e)	—
For the Year Ended October 31, 2006 (h)
Class A	18.39	0.11	—	2.58	2.69	(0.04)	—	—	(0.04)	2.65	21.04	14.65		684,726	1.41		1.28		1.28		0.53		110
Class B	17.23	(0.05)	—	2.40	2.35	—	—	—	—	2.35	19.58	13.64		223,639	2.23		2.12		2.12		(0.30)		—
Class C	17.35	(0.04)	—	2.42	2.38	—	—	—	—	2.38	19.73	13.72		161,554	2.08		2.03		2.03		(0.21)		—
Class Y	19.18	0.21	—	2.70	2.91	(0.14)	—	—	(0.14)	2.77	21.95	15.21		131,759	0.83		0.78		0.78		1.03		—
For the Year Ended October 31, 2005
Class A	16.76	0.16	—	1.57	1.73	(0.10)	—	—	(0.10)	1.63	18.39	10.36		727,492	1.42		1.33		1.33		0.89		62
Class B	15.76	—	—	1.47	1.47	—	—	—	—	1.47	17.23	9.33		278,445	2.23		2.23		2.23		(0.02)		—
Class C	15.84	0.04	—	1.47	1.51	—	—	—	—	1.51	17.35	9.53		182,587	2.09		2.09		2.09		0.17		—
Class Y	17.49	0.24	—	1.66	1.90	(0.21)	—	—	(0.21)	1.69	19.18	10.91		107,578	0.83		0.83		0.83		1.24		—
For the Year Ended October 31, 2004
Class A	16.21	0.03	—	0.52	0.55	—	—	—	—	0.55	16.76	3.39		952,606	1.42		1.42		1.42		0.18		29
Class B	15.35	(0.10)	—	0.51	0.41	—	—	—	—	0.41	15.76	2.67		343,148	2.18		2.18		2.18		(0.59)		—
Class C	15.41	(0.08)	—	0.51	0.43	—	—	—	—	0.43	15.84	2.79		256,271	2.03		2.03		2.03		(0.44)		—
Class Y	16.81	0.10	—	0.58	0.68	—	—	—	—	0.68	17.49	4.04		80,932	0.80		0.80		0.80		0.80		—
The Hartford Strategic Income Fund
For the Year Ended October 31, 2008
Class A	9.75	0.65	—	(2.39)	(1.74)	(0.66)	—	—	(0.66)	(2.40)	7.35	(19.02)		79,242	0.97		0.61		0.61		7.14		132
Class B	9.75	0.58	—	(2.40)	(1.82)	(0.58)	—	—	(0.58)	(2.40)	7.35	(19.66)		6,308	1.81		1.45		1.45		6.33		—
Class C	9.76	0.59	—	(2.40)	(1.81)	(0.59)	—	—	(0.59)	(2.40)	7.36	(19.62)		67,863	1.75		1.38		1.38		6.40		—
Class I	9.77	0.69	—	(2.41)	(1.72)	(0.68)	—	—	(0.68)	(2.40)	7.37	(18.77)		24,508	0.75		0.38		0.38		7.37		—

	— Selected Per-Share Data (a) —											— Ratios and Supplemental Data —
															Ratio of		Ratio of		Ratio of
															Expenses		Expenses		Expenses
															to Average		to Average		to Average
															Net Assets		Net Assets		Net Assets
				Net											Before		After		After
				Realized						Net					Waivers and		Waivers and		Waivers and		Ratio of
				and			Distributions			Increase					Reimbursements		Reimbursements		Reimbursements		Net
	Net Asset	Net		Unrealized	Total	Dividends	from			(Decrease)	Net Asset			Net Assets	and Including		and Including		and Excluding		Investment
	Value at	Investment	Payments	Gain	from	from Net	Realized	Distributions		in Net	Value at			at End	Expenses not		Expenses not		Expenses not		Income to		Portfolio
	Beginning	Income	from (to)	(Loss) on	Investment	Investment	Capital	from	Total	Asset	End of	Total		of Period	Subject to		Subject to		Subject to		Average		Turnover
	of Period	(Loss)	Affiliate	Investments	Operations	Income	Gains	Capital	Distributions	Value	Period	Return (b)		(000’s)	Cap (d)		Cap (d)		Cap (d)		Net Assets		Rate (c)

The Hartford Strategic Income Fund — (continued)
Class Y	$9.76	$0.69	$—	$(2.41)	$(1.72)	$(0.69)	$—	$—	$(0.69)	$(2.41)	$7.35	(18.85)%		$36,751	0.67%		0.30%		0.30%		7.49%		—%
From (date shares became available to public) May 31, 2007, through October 31, 2007 (m)
Class A	9.90	0.29	—	(0.14)	0.15	(0.30)	—	—	(0.30)	(0.15)	9.75	1.53	(f)	42,949	1.01	(e)	0.46	(e)	0.46	(e)	7.15	(e)	40
Class B	9.90	0.26	—	(0.15)	0.11	(0.26)	—	—	(0.26)	(0.15)	9.75	1.21	(f)	2,644	1.80	(e)	1.25	(e)	1.25	(e)	6.42	(e)	—
Class C	9.90	0.27	—	(0.15)	0.12	(0.26)	—	—	(0.26)	(0.14)	9.76	1.31	(f)	17,275	1.81	(e)	1.26	(e)	1.26	(e)	6.47	(e)	—
Class I	9.90	0.31	—	(0.13)	0.18	(0.31)	—	—	(0.31)	(0.13)	9.77	1.84	(f)	11,212	0.82	(e)	0.27	(e)	0.27	(e)	7.49	(e)	—
From (commencement of operations) August 31, 2007, through October 31, 2007
Class Y	9.57	0.12	—	0.19	0.31	(0.12)	—	—	(0.12)	0.19	9.76	3.28	(f)	10,631	0.80	(e)	0.25	(e)	0.25	(e)	7.73	(e)	—
The Hartford Target Retirement 2010 Fund (g)
For the Year Ended October 31, 2008
Class A	10.66	0.30	—	(3.10)	(2.80)	(0.41)	(0.21)	—	(0.62)	(3.42)	7.24	(27.74)		6,520	1.02		0.42		0.42		2.87		68
Class B	10.64	0.18	—	(3.06)	(2.88)	(0.33)	(0.21)	—	(0.54)	(3.42)	7.22	(28.36)		406	1.88		1.25		1.25		1.83		—
Class C	10.64	0.28	—	(3.16)	(2.88)	(0.32)	(0.21)	—	(0.53)	(3.41)	7.23	(28.31)		593	1.93		1.25		1.25		2.39		—
Class R3	10.66	0.26	—	(3.11)	(2.85)	(0.37)	(0.21)	—	(0.58)	(3.43)	7.23	(28.14)		8	1.47		0.87		0.87		2.70		—
Class R4	10.66	0.36	—	(3.17)	(2.81)	(0.41)	(0.21)	—	(0.62)	(3.43)	7.23	(27.84)		4,823	1.04		0.45		0.45		1.67		—
Class R5	10.67	0.37	—	(3.16)	(2.79)	(0.43)	(0.21)	—	(0.64)	(3.43)	7.24	(27.64)		1,131	0.71		0.11		0.11		1.86		—
Class Y	10.66	0.33	—	(3.11)	(2.78)	(0.44)	(0.21)	—	(0.65)	(3.43)	7.23	(27.60)		111	0.76		0.16		0.16		3.40		—
For the Year Ended October 31, 2007
Class A	9.65	0.28	—	1.01	1.29	(0.28)	—	—	(0.28)	1.01	10.66	13.55		7,547	1.81		0.50		0.50		2.46		56
Class B	9.65	0.21	—	0.99	1.20	(0.21)	—	—	(0.21)	0.99	10.64	12.61		533	2.66		1.25		1.25		1.91		—
Class C	9.64	0.21	—	1.00	1.21	(0.21)	—	—	(0.21)	1.00	10.64	12.68		743	2.59		1.25		1.25		2.08		—
Class Y	9.65	0.32	—	0.99	1.31	(0.30)	—	—	(0.30)	1.01	10.66	13.83		153	1.54		0.20		0.20		3.21		—
From (commencement of operations) December 22, 2006, through October 31, 2007
Class R3	9.76	0.14	—	0.89	1.03	(0.13)	—	—	(0.13)	0.90	10.66	10.56	(f)	11	2.32	(e)	0.90	(e)	0.90	(e)	1.62	(e)	—
Class R4	9.76	0.16	—	0.89	1.05	(0.15)	—	—	(0.15)	0.90	10.66	10.88	(f)	442	1.97	(e)	0.60	(e)	0.60	(e)	2.03	(e)	—
Class R5	9.76	0.19	—	0.89	1.08	(0.17)	—	—	(0.17)	0.91	10.67	11.15	(f)	11	1.72	(e)	0.30	(e)	0.30	(e)	2.23	(e)	—
For the Year Ended October 31, 2006
Class A	9.82	0.47	—	0.22	0.69	(0.50)	—	(0.36)	(0.86)	(0.17)	9.65	7.43		1,618	8.32		0.54		0.54		2.01		10
Class B	9.82	0.34	—	0.27	0.61	(0.42)	—	(0.36)	(0.78)	(0.17)	9.65	6.58		226	9.17		1.29		1.29		1.24		—
Class C	9.82	0.40	—	0.21	0.61	(0.43)	—	(0.36)	(0.79)	(0.18)	9.64	6.53		475	9.13		1.30		1.30		1.63		—
Class Y	9.83	0.50	—	0.21	0.71	(0.53)	—	(0.36)	(0.89)	(0.18)	9.65	7.62		135	8.02		0.23		0.23		2.31		—
From (commencement of operations) September 30, 2005, through October 31, 2005
Class A	10.00	0.02	—	(0.20)	(0.18)	—	—	—	—	(0.18)	9.82	(1.80	)(f)	11	0.65	(e)	0.49	(e)	0.49	(e)	2.53	(e)	12
Class B	10.00	0.01	—	(0.19)	(0.18)	—	—	—	—	(0.18)	9.82	(1.80	)(f)	10	1.41	(e)	1.26	(e)	1.26	(e)	1.61	(e)	—
Class C	10.00	0.01	—	(0.19)	(0.18)	—	—	—	—	(0.18)	9.82	(1.80	)(f)	10	1.41	(e)	1.27	(e)	1.27	(e)	1.60	(e)	—
Class Y	10.00	0.02	—	(0.19)	(0.17)	—	—	—	—	(0.17)	9.83	(1.70	)(f)	10	0.32	(e)	0.21	(e)	0.21	(e)	2.65	(e)	—
The Hartford Target Retirement 2020 Fund (g)
For the Year Ended October 31, 2008
Class A	11.68	0.26	—	(3.86)	(3.60)	(0.43)	(0.09)	—	(0.52)	(4.12)	7.56	(32.13)		13,495	0.77		0.48		0.48		2.30		51
Class B	11.68	0.16	—	(3.84)	(3.68)	(0.35)	(0.09)	—	(0.44)	(4.12)	7.56	(32.64)		604	1.76		1.26		1.26		1.34		—
Class C	11.67	0.24	—	(3.92)	(3.68)	(0.35)	(0.09)	—	(0.44)	(4.12)	7.55	(32.64)		837	1.71		1.25		1.25		1.20		—
Class R3	11.67	0.35	—	(3.99)	(3.64)	(0.39)	(0.09)	—	(0.48)	(4.12)	7.55	(32.37)		70	1.21		0.91		0.91		1.00		—
Class R4	11.67	0.37	—	(3.98)	(3.61)	(0.42)	(0.09)	—	(0.51)	(4.12)	7.55	(32.18)		8,281	0.83		0.55		0.55		1.12		—
Class R5	11.68	0.39	—	(3.97)	(3.58)	(0.45)	(0.09)	—	(0.54)	(4.12)	7.56	(31.98)		6,165	0.53		0.23		0.23		0.96		—
Class Y	11.68	0.29	—	(3.86)	(3.57)	(0.46)	(0.09)	—	(0.55)	(4.12)	7.56	(31.89)		9	0.46		0.17		0.17		2.74		—
For the Year Ended October 31, 2007
Class A	10.43	0.24	—	1.29	1.53	(0.24)	(0.04)	—	(0.28)	1.25	11.68	14.95	(f)	17,710	1.25		0.51		0.51		1.64		16
Class B	10.42	0.18	—	1.27	1.45	(0.15)	(0.04)	—	(0.19)	1.26	11.68	14.09	(f)	717	2.25		1.26		1.26		1.38		—
Class C	10.42	0.17	—	1.28	1.45	(0.16)	(0.04)	—	(0.20)	1.25	11.67	14.10	(f)	649	2.07		1.26		1.26		1.47		—
Class Y	10.43	0.30	—	1.25	1.55	(0.26)	(0.04)	—	(0.30)	1.25	11.68	15.20	(f)	12	0.94		0.21		0.21		2.71		—
From (commencement of operations) December 22, 2006, through October 31, 2007
Class R3	10.55	0.08	—	1.11	1.19	(0.07)	—	—	(0.07)	1.12	11.67	11.32	(f)	11	1.72	(e)	0.91	(e)	0.91	(e)	0.86	(e)	—
Class R4	10.55	0.10	—	1.12	1.22	(0.10)	—	—	(0.10)	1.12	11.67	11.64	(f)	1,129	1.35	(e)	0.61	(e)	0.61	(e)	1.23	(e)	—
Class R5	10.55	0.14	—	1.11	1.25	(0.12)	—	—	(0.12)	1.13	11.68	11.91	(f)	11	1.12	(e)	0.31	(e)	0.31	(e)	1.46	(e)	—
For the Year Ended October 31, 2006 (h)
Class A	9.79	0.13	—	0.86	0.99	(0.35)	—	—	(0.35)	0.64	10.43	10.37		2,125	9.85		0.53		0.53		1.35		19
Class B	9.78	0.04	—	0.88	0.92	(0.28)	—	—	(0.28)	0.64	10.42	9.56		291	10.69		1.29		1.29		0.39		—

The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc.

Financial Highlights — (continued)

	— Selected Per-Share Data (a) —											— Ratios and Supplemental Data —
															Ratio of		Ratio of		Ratio of
															Expenses		Expenses		Expenses
															to Average		to Average		to Average
															Net Assets		Net Assets		Net Assets
				Net											Before		After		After
				Realized						Net					Waivers and		Waivers and		Waivers and		Ratio of
				and			Distributions			Increase					Reimbursements		Reimbursements		Reimbursements		Net
	Net Asset	Net		Unrealized	Total	Dividends	from			(Decrease)	Net Asset			Net Assets	and Including		and Including		and Excluding		Investment
	Value at	Investment	Payments	Gain	from	from Net	Realized	Distributions		in Net	Value at			at End	Expenses not		Expenses not		Expenses not		Income to		Portfolio
	Beginning	Income	from (to)	(Loss) on	Investment	Investment	Capital	from	Total	Asset	End of	Total		of Period	Subject to		Subject to		Subject to		Average		Turnover
	of Period	(Loss)	Affiliate	Investments	Operations	Income	Gains	Capital	Distributions	Value	Period	Return (b)		(000’s)	Cap (d)		Cap (d)		Cap (d)		Net Assets		Rate (c)

The Hartford Target Retirement 2020 Fund (g) — (continued)
Class C	$9.78	$0.04	$—	$0.88	$0.92	$(0.28)	$—	$—	$(0.28)	$0.64	$10.42	9.58%		$337	10.62%		1.30%		1.30%		0.41%		—%
Class Y	9.79	0.27	—	0.75	1.02	(0.38)	—	—	(0.38)	0.64	10.43	10.70		11	9.41		0.22		0.22		2.73		—
From (commencement of operations) September 30, 2005, through October 31, 2005
Class A	10.00	0.01	—	(0.22)	(0.21)	—	—	—	—	(0.21)	9.79	(2.10	)(f)	144	0.66	(e)	0.51	(e)	0.51	(e)	2.77	(e)	28
Class B	10.00	0.01	—	(0.23)	(0.22)	—	—	—	—	(0.22)	9.78	(2.20	)(f)	10	1.37	(e)	1.25	(e)	1.25	(e)	0.86	(e)	—
Class C	10.00	0.01	—	(0.23)	(0.22)	—	—	—	—	(0.22)	9.78	(2.20	)(f)	10	1.37	(e)	1.26	(e)	1.26	(e)	0.85	(e)	—
Class Y	10.00	0.01	—	(0.22)	(0.21)	—	—	—	—	(0.21)	9.79	(2.10	)(f)	10	0.29	(e)	0.20	(e)	0.20	(e)	1.91	(e)	—
The Hartford Target Retirement 2030 Fund (g)
For the Year Ended October 31, 2008 (h)
Class A	10.92	0.13	—	(3.78)	(3.65)	(0.37)	(0.10)	—	(0.47)	(4.12)	6.80	(34.83)		12,679	0.86		0.51		0.51		1.43		35
Class B	10.90	0.06	—	(3.76)	(3.70)	(0.32)	(0.10)	—	(0.42)	(4.12)	6.78	(35.23)		607	2.07		1.01		1.01		0.62		—
Class C	10.89	0.01	—	(3.70)	(3.69)	(0.32)	(0.10)	—	(0.42)	(4.11)	6.78	(35.17)		761	1.86		1.22		1.22		0.12		—
Class R3	10.88	(0.01)	—	(3.68)	(3.69)	(0.32)	(0.10)	—	(0.42)	(4.11)	6.77	(35.18)		1,070	1.25		0.86		0.86		(0.10)		—
Class R4	10.91	0.02	—	(3.67)	(3.65)	(0.38)	(0.10)	—	(0.48)	(4.13)	6.78	(34.87)		7,578	0.89		0.54		0.54		0.17		—
Class R5	10.93	0.03	—	(3.68)	(3.65)	(0.38)	(0.10)	—	(0.48)	(4.13)	6.80	(34.82)		2,530	0.58		0.22		0.22		0.33		—
Class Y	10.95	0.18	—	(3.82)	(3.64)	(0.39)	(0.10)	—	(0.49)	(4.13)	6.82	(34.69)		25	0.54		0.19		0.19		1.89		—
For the Year Ended October 31, 2007
Class A	9.36	0.15	—	1.55	1.70	(0.13)	(0.01)	—	(0.14)	1.56	10.92	18.34		15,260	1.45		0.54		0.54		0.75		23
Class B	9.36	0.08	—	1.55	1.63	(0.08)	(0.01)	—	(0.09)	1.54	10.90	17.53		522	2.58		1.17		1.17		0.83		—
Class C	9.37	0.07	—	1.55	1.62	(0.09)	(0.01)	—	(0.10)	1.52	10.89	17.44		405	2.48		1.26		1.26		0.21		—
Class Y	9.36	0.19	—	1.54	1.73	(0.13)	(0.01)	—	(0.14)	1.59	10.95	18.60		38	1.12		0.24		0.24		1.90		—
From (commencement of operations) December 22, 2006, through October 31, 2007
Class R3	9.53	(0.01)	—	1.36	1.35	—	—	—	—	1.35	10.88	14.17	(f)	11	1.90	(e)	0.94	(e)	0.94	(e)	(0.06	)(e)	—
Class R4	9.53	—	—	1.38	1.38	—	—	—	—	1.38	10.91	14.48	(f)	640	1.54	(e)	0.64	(e)	0.64	(e)	0.29	(e)	—
Class R5	9.53	0.05	—	1.35	1.40	—	—	—	—	1.40	10.93	14.69	(f)	11	1.30	(e)	0.34	(e)	0.34	(e)	0.54	(e)	—
For the Year Ended October 31, 2006 (h)
Class A	9.75	0.03	—	0.87	0.90	(0.49)	—	(0.80)	(1.29)	(0.39)	9.36	10.00		1,857	14.20		0.53		0.53		0.37		19
Class B	9.74	(0.02)	—	0.86	0.84	(0.42)	—	(0.80)	(1.22)	(0.38)	9.36	9.22		305	15.05		1.24		1.24		(0.28)		—
Class C	9.74	—	—	0.85	0.85	(0.42)	—	(0.80)	(1.22)	(0.37)	9.37	9.35		81	15.18		1.10		1.10		(0.00)		—
Class Y	9.75	0.10	—	0.84	0.94	(0.53)	—	(0.80)	(1.33)	(0.39)	9.36	10.40		32	13.67		0.21		0.21		1.10		—
From (commencement of operations) September 30, 2005, through October 31, 2005
Class A	10.00	0.01	—	(0.26)	(0.25)	—	—	—	—	(0.25)	9.75	(2.50	)(f)	10	0.69	(e)	0.48	(e)	0.48	(e)	0.76	(e)	14
Class B	10.00	—	—	(0.26)	(0.26)	—	—	—	—	(0.26)	9.74	(2.60	)(f)	10	1.39	(e)	1.24	(e)	1.24	(e)	—	(e)	—
Class C	10.00	—	—	(0.26)	(0.26)	—	—	—	—	(0.26)	9.74	(2.60	)(f)	9	1.39	(e)	1.24	(e)	1.24	(e)	—	(e)	—
Class Y	10.00	0.01	—	(0.26)	(0.25)	—	—	—	—	(0.25)	9.75	(2.50	)(f)	10	0.34	(e)	0.19	(e)	0.19	(e)	1.05	(e)	—
The Hartford Tax-Free California Fund
For the Year Ended October 31, 2008
Class A	10.16	0.44	—	(1.99)	(1.55)	(0.44)	—	—	(0.44)	(1.99)	8.17	(15.78)		30,538	0.91		0.85		0.85		4.59		71
Class B	10.15	0.37	—	(2.01)	(1.64)	(0.36)	—	—	(0.36)	(2.00)	8.15	(16.54)		1,338	1.70		1.60		1.60		3.81		—
Class C	10.17	0.37	—	(2.00)	(1.63)	(0.36)	—	—	(0.36)	(1.99)	8.18	(16.41)		5,731	1.69		1.60		1.60		3.86		—
For the Year Ended October 31, 2007
Class A	10.55	0.41	—	(0.39)	0.02	(0.41)	—	—	(0.41)	(0.39)	10.16	0.16		37,646	0.92		0.85		0.85		3.96		35
Class B	10.54	0.33	—	(0.39)	(0.06)	(0.33)	—	—	(0.33)	(0.39)	10.15	(0.58)		1,932	1.70		1.60		1.60		3.20		—
Class C	10.56	0.33	—	(0.39)	(0.06)	(0.33)	—	—	(0.33)	(0.39)	10.17	(0.58)		5,153	1.70		1.60		1.60		3.21		—
For the Year Ended October 31, 2006
Class A	10.32	0.38	—	0.24	0.62	(0.38)	(0.01)	—	(0.39)	0.23	10.55	6.13		24,796	0.99		0.90		0.90		3.71		2
Class B	10.31	0.30	—	0.24	0.54	(0.30)	(0.01)	—	(0.31)	0.23	10.54	5.34		1,571	1.77		1.65		1.65		2.96		—
Class C	10.33	0.30	—	0.24	0.54	(0.30)	(0.01)	—	(0.31)	0.23	10.56	5.33		3,435	1.78		1.65		1.65		2.95		—
For the Year Ended October 31, 2005
Class A	10.32	0.38	—	—	0.38	(0.38)	—	—	(0.38)	—	10.32	3.69		15,601	1.02		0.90		0.90		3.64		31
Class B	10.31	0.29	—	0.01	0.30	(0.30)	—	—	(0.30)	—	10.31	2.92		1,305	1.80		1.65		1.65		2.90		—
Class C	10.33	0.29	—	0.01	0.30	(0.30)	—	—	(0.30)	—	10.33	2.91		1,937	1.80		1.65		1.65		2.90		—
For the Year Ended October 31, 2004
Class A	9.93	0.38	—	0.41	0.79	(0.40)	—	—	(0.40)	0.39	10.32	8.15		14,846	1.03		0.95		0.95		3.85		41

	— Selected Per-Share Data (a) —											— Ratios and Supplemental Data —
															Ratio of		Ratio of		Ratio of
															Expenses		Expenses		Expenses
															to Average		to Average		to Average
															Net Assets		Net Assets		Net Assets
				Net											Before		After		After
				Realized						Net					Waivers and		Waivers and		Waivers and		Ratio of
				and			Distributions			Increase					Reimbursements		Reimbursements		Reimbursements		Net
	Net Asset	Net		Unrealized	Total	Dividends	from			(Decrease)	Net Asset			Net Assets	and Including		and Including		and Excluding		Investment
	Value at	Investment	Payments	Gain	from	from Net	Realized	Distributions		in Net	Value at			at End	Expenses not		Expenses not		Expenses not		Income to		Portfolio
	Beginning	Income	from (to)	(Loss) on	Investment	Investment	Capital	from	Total	Asset	End of	Total		of Period	Subject to		Subject to		Subject to		Average		Turnover
	of Period	(Loss)	Affiliate	Investments	Operations	Income	Gains	Capital	Distributions	Value	Period	Return (b)		(000’s)	Cap (d)		Cap (d)		Cap (d)		Net Assets		Rate (c)

The Hartford Tax-Free California Fund — (continued)
Class B	$9.92	$0.34	$—	$0.38	$0.72	$(0.33)	$—	$—	$(0.33)	$0.39	$10.31	7.40%		$1,017	1.84%		1.65%		1.65%		3.12%		—%
Class C	9.93	0.32	—	0.41	0.73	(0.33)	—	—	(0.33)	0.40	10.33	7.49		1,448	1.85		1.65		1.65		3.06		—
The Tax-Free Minnesota Fund
For the Year Ended October 31, 2008
Class A	9.94	0.42	—	(1.27)	(0.85)	(0.42)	—	—	(0.42)	(1.27)	8.67	(8.84)		7,566	0.99		0.85		0.85		4.36		22
Class B	9.96	0.35	—	(1.27)	(0.92)	(0.35)	—	—	(0.35)	(1.27)	8.69	(9.51)		772	1.75		1.60		1.60		3.63		—
Class C	9.96	0.35	—	(1.26)	(0.91)	(0.35)	—	—	(0.35)	(1.26)	8.70	(9.41)		1,262	1.72		1.60		1.60		3.69		—
Class L	9.98	0.42	—	(1.27)	(0.85)	(0.42)	—	—	(0.42)	(1.27)	8.71	(8.85)		2,287	0.92		0.90		0.90		4.32		—
Class Y	9.94	0.44	—	(1.26)	(0.82)	(0.44)	—	—	(0.44)	(1.26)	8.68	(8.58)		18,056	0.67		0.67		0.67		4.55		—
For the Year Ended October 31, 2007
Class A	10.33	0.41	—	(0.33)	0.08	(0.41)	(0.06)	—	(0.47)	(0.39)	9.94	0.80		9,923	1.19		0.85		0.85		4.06		18
Class B	10.35	0.33	—	(0.32)	0.01	(0.34)	(0.06)	—	(0.40)	(0.39)	9.96	0.05		759	1.96		1.60		1.60		3.30		—
Class C	10.37	0.33	—	(0.34)	(0.01)	(0.34)	(0.06)	—	(0.40)	(0.41)	9.96	(0.09)		561	1.92		1.60		1.60		3.32		—
Class L (j)	10.37	0.43	—	(0.35)	0.08	(0.41)	(0.06)	—	(0.47)	(0.39)	9.98	0.75		2,933	1.11		0.90		0.90		4.29		—
Class Y (j)	10.34	0.42	—	(0.33)	0.09	(0.43)	(0.06)	—	(0.49)	(0.40)	9.94	0.84		21,965	0.86		0.71		0.71		4.35		—
For the Year Ended October 31, 2006
Class A	10.22	0.41	—	0.13	0.54	(0.41)	(0.02)	—	(0.43)	0.11	10.33	5.35		6,846	1.23		0.85		0.85		3.97		16
Class B	10.23	0.33	—	0.14	0.47	(0.33)	(0.02)	—	(0.35)	0.12	10.35	4.65		804	1.98		1.57		1.57		3.25		—
Class C	10.25	0.33	—	0.14	0.47	(0.33)	(0.02)	—	(0.35)	0.12	10.37	4.65		411	1.96		1.57		1.57		3.25		—
Class L	10.25	0.40	—	0.14	0.54	(0.40)	(0.02)	—	(0.42)	0.12	10.37	5.38		2,648	1.11		0.87		0.87		3.95		—
Class Y	10.22	0.41	—	0.14	0.55	(0.41)	(0.02)	—	(0.43)	0.12	10.34	5.44		11	0.88		0.83		0.83		3.99		—
For the Year Ended October 31, 2005 (h)
Class A	10.44	0.39	—	(0.22)	0.17	(0.39)	—	—	(0.39)	(0.22)	10.22	1.66		5,547	1.26		0.85		0.85		3.76		10
Class B	10.45	0.31	—	(0.21)	0.10	(0.32)	—	—	(0.32)	(0.22)	10.23	0.91		814	2.02		1.60		1.60		3.01		—
Class C	10.46	0.32	—	(0.21)	0.11	(0.32)	—	—	(0.32)	(0.21)	10.25	1.01		418	2.03		1.60		1.60		3.02		—
Class L	10.47	0.39	—	(0.22)	0.17	(0.39)	—	—	(0.39)	(0.22)	10.25	1.62		2,890	1.12		0.90		0.90		3.70		—
Class Y	10.44	0.40	—	(0.23)	0.17	(0.39)	—	—	(0.39)	(0.22)	10.22	1.66		10	0.90		0.90		0.90		3.83		—
For the Year Ended October 31, 2004
Class A	10.46	0.41	—	0.24	0.65	(0.40)	(0.27)	—	(0.67)	(0.02)	10.44	6.37		4,286	1.27		0.98		0.98		3.87		13
Class B	10.46	0.33	—	0.25	0.58	(0.32)	(0.27)	—	(0.59)	(0.01)	10.45	5.71		645	1.99		1.68		1.68		3.16		—
Class C	10.48	0.33	—	0.24	0.57	(0.32)	(0.27)	—	(0.59)	(0.02)	10.46	5.60		321	1.98		1.69		1.69		3.15		—
Class L	10.49	0.41	—	0.24	0.65	(0.40)	(0.27)	—	(0.67)	(0.02)	10.47	6.41		2,765	1.07		0.96		0.96		3.88		—
Class Y	10.47	0.43	—	0.24	0.67	(0.43)	(0.27)	—	(0.70)	(0.03)	10.44	6.58		1	0.85		0.85		0.85		4.07		—
The Hartford Tax-Free National Fund
For the Year Ended October 31, 2008 (h)
Class A	10.88	0.48	—	(2.21)	(1.73)	(0.48)	—	—	(0.48)	(2.21)	8.67	(16.40)		113,542	0.94		0.85		0.85		4.63		77
Class B	10.80	0.39	—	(2.17)	(1.78)	(0.41)	—	—	(0.41)	(2.19)	8.61	(16.97)		5,223	1.75		1.60		1.60		3.87		—
Class C	10.83	0.39	—	(2.18)	(1.79)	(0.41)	—	—	(0.41)	(2.20)	8.63	(17.02)		27,234	1.70		1.60		1.60		3.89		—
Class I	10.90	0.48	—	(2.18)	(1.70)	(0.51)	—	—	(0.51)	(2.21)	8.69	(16.16)		4,705	0.66		0.60		0.60		4.89		—
Class L	10.85	0.48	—	(2.20)	(1.72)	(0.49)	—	—	(0.49)	(2.21)	8.64	(16.41)		5,790	0.90		0.80		0.80		4.67		—
Class Y	10.86	0.50	—	(2.20)	(1.70)	(0.51)	—	—	(0.51)	(2.21)	8.65	(16.22)		18,238	0.65		0.60		0.60		4.87		—
For the Year Ended October 31, 2007
Class A	11.34	0.47	—	(0.44)	0.03	(0.46)	(0.03)	—	(0.49)	(0.46)	10.88	0.30		115,459	1.15		0.85		0.85		4.20		43
Class B	11.26	0.38	—	(0.43)	(0.05)	(0.38)	(0.03)	—	(0.41)	(0.46)	10.80	(0.45)		6,839	1.95		1.60		1.60		3.43		—
Class C	11.29	0.38	—	(0.43)	(0.05)	(0.38)	(0.03)	—	(0.41)	(0.46)	10.83	(0.45)		22,467	1.90		1.60		1.60		3.45		—
Class L (j)	11.31	0.48	—	(0.45)	0.03	(0.46)	(0.03)	—	(0.49)	(0.46)	10.85	0.28		8,380	1.10		0.86		0.86		4.31		—
Class Y (j)	11.32	0.51	—	(0.46)	0.05	(0.48)	(0.03)	—	(0.51)	(0.46)	10.86	0.48		26,275	0.85		0.65		0.65		4.78		—
From (commencement of operations) May 31, 2007, through October 31, 2007
Class I	11.17	0.21	—	(0.27)	(0.06)	(0.21)	—	—	(0.21)	(0.27)	10.90	(0.54	)(f)	3,505	0.87	(e)	0.60	(e)	0.60	(e)	4.81	(e)	—
For the Year Ended October 31, 2006
Class A	11.13	0.45	—	0.29	0.74	(0.45)	(0.08)	—	(0.53)	0.21	11.34	6.82		71,876	1.22		1.00		1.00		4.06		14
Class B	11.06	0.37	—	0.28	0.65	(0.37)	(0.08)	—	(0.45)	0.20	11.26	5.97		6,746	2.00		1.75		1.75		3.31		—
Class C	11.09	0.37	—	0.28	0.65	(0.37)	(0.08)	—	(0.45)	0.20	11.29	5.95		12,889	1.97		1.75		1.75		3.31		—
Class L	11.10	0.44	—	0.29	0.73	(0.44)	(0.08)	—	(0.52)	0.21	11.31	6.77		7,606	1.14		1.05		1.05		4.01		—
Class Y	11.11	0.46	—	0.29	0.75	(0.46)	(0.08)	—	(0.54)	0.21	11.32	6.91		11	0.91		0.89		0.89		4.17		—
For the Year Ended October 31, 2005 (h)
Class A	11.22	0.43	—	(0.09)	0.34	(0.43)	—	—	(0.43)	(0.09)	11.13	3.10		46,163	1.26		1.00		1.00		3.88		22

The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc.

Financial Highlights — (continued)

	— Selected Per-Share Data (a) —											— Ratios and Supplemental Data —
														Ratio of		Ratio of		Ratio of
														Expenses		Expenses		Expenses
														to Average		to Average		to Average
														Net Assets		Net Assets		Net Assets
				Net										Before		After		After
				Realized						Net				Waivers and		Waivers and		Waivers and		Ratio of
				and			Distributions			Increase				Reimbursements		Reimbursements		Reimbursements		Net
	Net Asset	Net		Unrealized	Total	Dividends	from			(Decrease)	Net Asset		Net Assets	and Including		and Including		and Excluding		Investment
	Value at	Investment	Payments	Gain	from	from Net	Realized	Distributions		in Net	Value at		at End	Expenses not		Expenses not		Expenses not		Income to		Portfolio
	Beginning	Income	from (to)	(Loss) on	Investment	Investment	Capital	from	Total	Asset	End of	Total	of Period	Subject to		Subject to		Subject to		Average		Turnover
	of Period	(Loss)	Affiliate	Investments	Operations	Income	Gains	Capital	Distributions	Value	Period	Return (b)	(000’s)	Cap (d)		Cap (d)		Cap (d)		Net Assets		Rate (c)

The Hartford Tax-Free National Fund — (continued)
Class B	$11.15	$0.35	$—	$(0.09)	$0.26	$(0.35)	$—	$—	$(0.35)	$(0.09)	$11.06	2.36%	$6,889	2.03%		1.75%		1.75%		3.13%		—%
Class C	11.18	0.35	—	(0.09)	0.26	(0.35)	—	—	(0.35)	(0.09)	11.09	2.35	8,496	1.99		1.75		1.75		3.13		—
Class L	11.19	0.43	—	(0.09)	0.34	(0.43)	—	—	(0.43)	(0.09)	11.10	3.06	7,958	1.16		1.05		1.05		3.83		—
Class Y	11.20	0.45	—	(0.10)	0.35	(0.44)	—	—	(0.44)	(0.09)	11.11	3.20	10	0.95		0.95		0.95		4.04		—
For the Year Ended October 31, 2004
Class A	11.07	0.45	—	0.32	0.77	(0.45)	(0.17)	—	(0.62)	0.15	11.22	7.10	35,210	1.30		1.08		1.08		4.04		18
Class B	11.00	0.37	—	0.32	0.69	(0.37)	(0.17)	—	(0.54)	0.15	11.15	6.39	6,236	2.01		1.78		1.78		3.32		—
Class C	11.02	0.37	—	0.33	0.70	(0.37)	(0.17)	—	(0.54)	0.16	11.18	6.47	8,357	1.98		1.78		1.78		3.33		—
Class L	11.04	0.44	—	0.33	0.77	(0.45)	(0.17)	—	(0.62)	0.15	11.19	7.12	7,687	1.15		1.08		1.08		4.02		—
Class Y	11.06	0.47	—	0.32	0.79	(0.48)	(0.17)	—	(0.65)	0.14	11.20	7.36	1	0.91		0.91		0.91		4.23		—
The Hartford Tax-Free New York Fund
For the Year Ended October 31, 2008 (h)
Class A	10.14	0.42	—	(1.47)	(1.05)	(0.42)	—	—	(0.42)	(1.47)	8.67	(10.70)	10,935	0.97		0.85		0.85		4.29		39
Class B	10.14	0.34	—	(1.46)	(1.12)	(0.35)	—	—	(0.35)	(1.47)	8.67	(11.38)	1,464	1.74		1.60		1.60		3.52		—
Class C	10.14	0.35	—	(1.47)	(1.12)	(0.35)	—	—	(0.35)	(1.47)	8.67	(11.38)	2,252	1.73		1.60		1.60		3.53		—
For the Year Ended October 31, 2007
Class A	10.53	0.40	—	(0.33)	0.07	(0.40)	(0.06)	—	(0.46)	(0.39)	10.14	0.65	11,276	0.97		0.85		0.85		3.90		18
Class B	10.53	0.32	—	(0.33)	(0.01)	(0.32)	(0.06)	—	(0.38)	(0.39)	10.14	(0.10)	1,677	1.74		1.60		1.60		3.14		—
Class C	10.53	0.32	—	(0.33)	(0.01)	(0.32)	(0.06)	—	(0.38)	(0.39)	10.14	(0.09)	2,669	1.73		1.60		1.60		3.15		—
For the Year Ended October 31, 2006
Class A	10.32	0.39	—	0.23	0.62	(0.39)	(0.02)	—	(0.41)	0.21	10.53	6.21	11,182	1.03		0.85		0.85		3.78		25
Class B	10.32	0.31	—	0.24	0.55	(0.32)	(0.02)	—	(0.34)	0.21	10.53	5.41	1,808	1.79		1.60		1.60		3.03		—
Class C	10.32	0.32	—	0.23	0.55	(0.32)	(0.02)	—	(0.34)	0.21	10.53	5.41	2,492	1.78		1.60		1.60		3.03		—
For the Year Ended October 31, 2005
Class A	10.42	0.36	—	(0.08)	0.28	(0.36)	(0.02)	—	(0.38)	(0.10)	10.32	2.66	11,202	1.03		0.85		0.85		3.45		23
Class B	10.42	0.28	—	(0.08)	0.20	(0.28)	(0.02)	—	(0.30)	(0.10)	10.32	1.90	1,794	1.80		1.60		1.60		2.70		—
Class C	10.42	0.28	—	(0.08)	0.20	(0.28)	(0.02)	—	(0.30)	(0.10)	10.32	1.90	2,677	1.79		1.60		1.60		2.70		—
For the Year Ended October 31, 2004
Class A	10.15	0.37	—	0.37	0.74	(0.39)	(0.08)	—	(0.47)	0.27	10.42	7.52	10,541	1.04		0.91		0.91		3.66		24
Class B	10.15	0.30	—	0.37	0.67	(0.32)	(0.08)	—	(0.40)	0.27	10.42	6.76	1,568	1.74		1.61		1.61		2.96		—
Class C	10.15	0.30	—	0.37	0.67	(0.32)	(0.08)	—	(0.40)	0.27	10.42	6.76	1,973	1.75		1.62		1.62		2.95		—
The Hartford Total Return Bond Fund
For the Year Ended October 31, 2008
Class A	10.52	0.49	—	(1.29)	(0.80)	(0.52)	—	—	(0.52)	(1.32)	9.20	(7.99)	650,149	1.02		1.00		1.00		4.76		184
Class B	10.47	0.42	—	(1.29)	(0.87)	(0.45)	—	—	(0.45)	(1.32)	9.15	(8.68)	73,557	1.93		1.71		1.71		4.05		—
Class C	10.54	0.42	—	(1.30)	(0.88)	(0.44)	—	—	(0.44)	(1.32)	9.22	(8.66)	87,277	1.74		1.74		1.74		4.01		—
Class I	10.52	0.52	—	(1.28)	(0.76)	(0.55)	—	—	(0.55)	(1.31)	9.21	(7.62)	6,128	0.68		0.68		0.68		5.10		—
Class R3	10.64	0.47	—	(1.30)	(0.83)	(0.49)	—	—	(0.49)	(1.32)	9.32	(8.15)	130	1.44		1.25		1.25		4.62		—
Class R4	10.65	0.51	—	(1.32)	(0.81)	(0.52)	—	—	(0.52)	(1.33)	9.32	(7.98)	12,698	0.99		0.99		0.99		4.81		—
Class R5	10.64	0.54	—	(1.31)	(0.77)	(0.55)	—	—	(0.55)	(1.32)	9.32	(7.62)	271	0.70		0.70		0.70		5.08		—
Class Y	10.64	0.54	—	(1.31)	(0.77)	(0.56)	—	—	(0.56)	(1.33)	9.31	(7.62)	559,555	0.59		0.59		0.59		5.19		—
For the Year Ended October 31, 2007
Class A	10.59	0.49	—	(0.06)	0.43	(0.50)	—	—	(0.50)	(0.07)	10.52	4.11	601,301	1.07		1.00		1.00		4.71		268
Class B	10.54	0.41	—	(0.06)	0.35	(0.42)	—	—	(0.42)	(0.07)	10.47	3.36	82,376	1.96		1.75		1.75		3.95		—
Class C	10.61	0.42	—	(0.07)	0.35	(0.42)	—	—	(0.42)	(0.07)	10.54	3.33	84,793	1.78		1.75		1.75		3.95		—
Class I	10.60	0.53	—	(0.07)	0.46	(0.54)	—	—	(0.54)	(0.08)	10.52	4.42	3,050	0.72		0.72		0.72		5.04		—
Class Y	10.71	0.54	—	(0.07)	0.47	(0.54)	—	—	(0.54)	(0.07)	10.64	4.46	359,523	0.61		0.61		0.61		5.09		—
From (commencement of operations) December 22, 2006, through October 31, 2007
Class R3	10.76	0.41	—	(0.14)	0.27	(0.39)	—	—	(0.39)	(0.12)	10.64	2.59 (f)	10	1.38	(e)	1.25	(e)	1.25	(e)	4.47	(e)	—
Class R4	10.76	0.42	—	(0.12)	0.30	(0.41)	—	—	(0.41)	(0.11)	10.65	2.90 (f)	2,928	1.09	(e)	1.00	(e)	1.00	(e)	4.95	(e)	—
Class R5	10.76	0.43	—	(0.12)	0.31	(0.43)	—	—	(0.43)	(0.12)	10.64	2.97 (f)	141	0.79	(e)	0.79	(e)	0.79	(e)	5.09	(e)	—
For the Year Ended October 31, 2006
Class A	10.62	0.41	—	0.04	0.45	(0.42)	(0.06)	—	(0.48)	(0.03)	10.59	4.35	432,703	1.20		1.20		1.20		3.98		456
Class B	10.57	0.33	—	0.04	0.37	(0.34)	(0.06)	—	(0.40)	(0.03)	10.54	3.56	79,506	2.02		1.95		1.95		3.20		—
Class C	10.64	0.34	—	0.03	0.37	(0.34)	(0.06)	—	(0.40)	(0.03)	10.61	3.63	75,194	1.87		1.87		1.87		3.29		—
Class Y	10.73	0.47	—	0.04	0.51	(0.47)	(0.06)	—	(0.53)	(0.02)	10.71	4.89	285,255	0.70		0.70		0.70		4.48		—

	— Selected Per-Share Data (a) —											— Ratios and Supplemental Data —
															Ratio of		Ratio of		Ratio of
															Expenses		Expenses		Expenses
															to Average		to Average		to Average
															Net Assets		Net Assets		Net Assets
				Net											Before		After		After
				Realized						Net					Waivers and		Waivers and		Waivers and		Ratio of
				and			Distributions			Increase					Reimbursements		Reimbursements		Reimbursements		Net
	Net Asset	Net		Unrealized	Total	Dividends	from			(Decrease)	Net Asset			Net Assets	and Including		and Including		and Excluding		Investment
	Value at	Investment	Payments	Gain	from	from Net	Realized	Distributions		in Net	Value at			at End	Expenses not		Expenses not		Expenses not		Income to		Portfolio
	Beginning	Income	from (to)	(Loss) on	Investment	Investment	Capital	from	Total	Asset	End of	Total		of Period	Subject to		Subject to		Subject to		Average		Turnover
	of Period	(Loss)	Affiliate	Investments	Operations	Income	Gains	Capital	Distributions	Value	Period	Return (b)		(000’s)	Cap (d)		Cap (d)		Cap (d)		Net Assets		Rate (c)

The Hartford Total Return Bond Fund — (continued)
From (commencement of operations) August 31, 2006, through October 31, 2006
Class I	$10.51	$0.08	$—	$0.09	$0.17	$(0.08)	$—	$—	$(0.08)	$0.09	$10.60	1.58	(f)%	$38	1.01	(e)%	0.91	(e)%	0.91	(e)%	4.78	(e)%	—%
For the Year Ended October 31, 2005
Class A	10.95	0.35	—	(0.24)	0.11	(0.40)	(0.04)	—	(0.44)	(0.33)	10.62	1.00		311,557	1.24		1.20		1.20		3.24		195
Class B	10.90	0.27	—	(0.24)	0.03	(0.32)	(0.04)	—	(0.36)	(0.33)	10.57	0.25		81,028	2.00		1.95		1.95		2.49		—
Class C	10.97	0.29	—	(0.25)	0.04	(0.33)	(0.04)	—	(0.37)	(0.33)	10.64	0.34		74,039	1.87		1.87		1.87		2.56		—
Class Y	11.06	0.40	—	(0.24)	0.16	(0.45)	(0.04)	—	(0.49)	(0.33)	10.73	1.45		188,156	0.73		0.73		0.73		3.73		—
For the Year Ended October 31, 2004
Class A	11.14	0.32	—	0.21	0.53	(0.35)	(0.37)	—	(0.72)	(0.19)	10.95	5.10	(i)	298,903	1.27		1.25		1.25		2.98		171
Class B	11.09	0.24	—	0.22	0.46	(0.28)	(0.37)	—	(0.65)	(0.19)	10.90	4.37	(i)	91,861	1.97		1.95		1.95		2.28		—
Class C	11.12	0.26	0.01	0.23	0.50	(0.28)	(0.37)	—	(0.65)	(0.15)	10.97	4.76	(i)	89,504	1.86		1.86		1.86		2.37		—
Class Y	11.24	0.39	—	0.21	0.60	(0.41)	(0.37)	—	(0.78)	(0.18)	11.06	5.64		101,360	0.74		0.74		0.74		3.48		—
The Hartford U.S. Government Securities Fund
For the Year Ended October 31, 2008 (h)
Class A	9.06	0.40	—	(0.28)	0.12	(0.41)	—	—	(0.41)	(0.29)	8.77	1.31		100,574	1.09		1.00		1.00		4.50		36
Class B	9.02	0.34	—	(0.29)	0.05	(0.35)	—	—	(0.35)	(0.30)	8.72	0.55		19,084	2.01		1.68		1.68		3.84		—
Class C	9.02	0.33	—	(0.28)	0.05	(0.35)	—	—	(0.35)	(0.30)	8.72	0.45		41,624	1.77		1.75		1.75		3.73		—
Class L	9.05	0.42	—	(0.30)	0.12	(0.42)	—	—	(0.42)	(0.30)	8.75	1.33		27,512	0.89		0.87		0.87		4.67		—
Class Y	9.08	0.44	—	(0.29)	0.15	(0.45)	—	—	(0.45)	(0.30)	8.78	1.56		69,071	0.64		0.64		0.64		4.91		—
For the Year Ended October 31, 2007
Class A	9.23	0.44	—	(0.17)	0.27	(0.44)	—	—	(0.44)	(0.17)	9.06	3.00		54,414	1.20		1.00		1.00		4.85		68
Class B	9.18	0.38	—	(0.17)	0.21	(0.37)	—	—	(0.37)	(0.16)	9.02	2.38		13,837	2.07		1.71		1.71		4.14		—
Class C	9.18	0.37	—	(0.16)	0.21	(0.37)	—	—	(0.37)	(0.16)	9.02	2.35		14,488	1.87		1.75		1.75		4.10		—
Class L (j)	9.22	0.46	—	(0.18)	0.28	(0.45)	—	—	(0.45)	(0.17)	9.05	3.08		31,681	0.93		0.91		0.91		5.02		—
Class Y (j)	9.20	0.46	—	(0.13)	0.33	(0.45)	—	—	(0.45)	(0.12)	9.08	3.72		78,906	0.68		0.68		0.68		5.65		—
For the Year Ended October 31, 2006 (h)
Class A	9.32	0.42	—	(0.08)	0.34	(0.43)	—	—	(0.43)	(0.09)	9.23	3.77		45,851	1.39		1.15		1.15		4.60		158
Class B	9.27	0.35	—	(0.08)	0.27	(0.36)	—	—	(0.36)	(0.09)	9.18	3.01		17,011	2.20		1.91		1.91		3.84		—
Class C	9.27	0.35	—	(0.08)	0.27	(0.36)	—	—	(0.36)	(0.09)	9.18	3.01		9,698	2.08		1.90		1.90		3.86		—
Class L	9.31	0.43	—	(0.08)	0.35	(0.44)	—	—	(0.44)	(0.09)	9.22	3.86		30,712	1.08		1.08		1.08		4.67		—
Class Y	9.32	0.41	—	(0.07)	0.34	(0.46)	—	—	(0.46)	(0.12)	9.20	3.75		101	0.85		0.83		0.83		4.86		—
For the Year Ended October 31, 2005
Class A	9.65	0.40	—	(0.32)	0.08	(0.41)	—	—	(0.41)	(0.33)	9.32	0.79		47,252	1.38		1.15		1.15		4.17		108
Class B	9.62	0.32	—	(0.34)	(0.02)	(0.33)	—	—	(0.33)	(0.35)	9.27	(0.17)		21,268	2.17		1.90		1.90		3.41		—
Class C	9.61	0.32	—	(0.33)	(0.01)	(0.33)	—	—	(0.33)	(0.34)	9.27	(0.07)		9,631	2.05		1.90		1.90		3.41		—
Class L	9.65	0.41	—	(0.34)	0.07	(0.41)	—	—	(0.41)	(0.34)	9.31	0.77		34,880	1.08		1.08		1.08		4.24		—
Class Y	9.66	0.41	—	(0.31)	0.10	(0.44)	—	—	(0.44)	(0.34)	9.32	1.04		9,244	0.86		0.86		0.86		4.52		—
For the Year Ended October 31, 2004
Class A	9.67	0.40	—	(0.01)	0.39	(0.41)	—	—	(0.41)	(0.02)	9.65	4.08		53,401	1.38		1.20		1.20		4.09		110
Class B	9.64	0.32	—	—	0.32	(0.34)	—	—	(0.34)	(0.02)	9.62	3.37		26,218	2.11		1.90		1.90		3.39		—
Class C	9.63	0.32	—	—	0.32	(0.34)	—	—	(0.34)	(0.02)	9.61	3.37		13,926	2.00		1.90		1.90		3.38		—
Class L	9.67	0.41	—	(0.01)	0.40	(0.42)	—	—	(0.42)	(0.02)	9.65	4.24		38,613	1.04		1.04		1.04		4.26		—
Class Y	9.68	0.44	—	(0.02)	0.42	(0.44)	—	—	(0.44)	(0.02)	9.66	4.48		1	0.83		0.83		0.83		4.51		—
The Hartford Value Fund
For the Year Ended October 31, 2008
Class A	14.13	0.16	—	(4.60)	(4.44)	(0.10)	(0.64)	—	(0.74)	(5.18)	8.95	(33.00)		56,864	1.32		1.32		1.32		1.32		57
Class B	13.78	0.08	—	(4.49)	(4.41)	—	(0.64)	—	(0.64)	(5.05)	8.73	(33.43)		7,211	2.27		2.06		2.06		0.57		—
Class C	13.78	0.06	—	(4.48)	(4.42)	—	(0.64)	—	(0.64)	(5.06)	8.72	(33.50)		9,160	2.10		2.10		2.10		0.54		—
Class I	14.15	0.17	—	(4.56)	(4.39)	(0.15)	(0.64)	—	(0.79)	(5.18)	8.97	(32.67)		598	0.96		0.96		0.96		1.66		—
Class R3	14.00	0.03	—	(4.46)	(4.43)	(0.06)	(0.64)	—	(0.70)	(5.13)	8.87	(33.14)		122	1.73		1.65		1.65		0.87		—
Class R4	14.03	0.08	—	(4.48)	(4.40)	(0.10)	(0.64)	—	(0.74)	(5.14)	8.89	(32.93)		166	1.31		1.31		1.31		1.29		—
Class R5	14.07	0.19	—	(4.56)	(4.37)	(0.14)	(0.64)	—	(0.78)	(5.15)	8.92	(32.71)		8	0.98		0.98		0.98		1.65		—
Class Y	14.09	0.21	—	(4.57)	(4.36)	(0.16)	(0.64)	—	(0.80)	(5.16)	8.93	(32.65)		211,366	0.88		0.88		0.88		1.76		—
For the Year Ended October 31, 2007
Class A	12.91	0.12	—	1.89	2.01	—	(0.79)	—	(0.79)	1.22	14.13	16.61	(i)	89,023	1.32		1.32		1.32		0.89		32
Class B	12.71	0.01	—	1.85	1.86	—	(0.79)	—	(0.79)	1.07	13.78	15.63	(i)	12,976	2.23		2.15		2.15		0.07		—
Class C	12.71	0.02	—	1.84	1.86	—	(0.79)	—	(0.79)	1.07	13.78	15.63	(i)	13,710	2.09		2.09		2.09		0.13		—

The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc.

Financial Highlights — (continued)

	— Selected Per-Share Data (a) —											— Ratios and Supplemental Data —
															Ratio of		Ratio of		Ratio of
															Expenses		Expenses		Expenses
															to Average		to Average		to Average
															Net Assets		Net Assets		Net Assets
				Net											Before		After		After
				Realized						Net					Waivers and		Waivers and		Waivers and		Ratio of
				and			Distributions			Increase					Reimbursements		Reimbursements		Reimbursements		Net
	Net Asset	Net		Unrealized	Total	Dividends	from			(Decrease)	Net Asset			Net Assets	and Including		and Including		and Excluding		Investment
	Value at	Investment	Payments	Gain	from	from Net	Realized	Distributions		in Net	Value at			at End	Expenses not		Expenses not		Expenses not		Income to		Portfolio
	Beginning	Income	from (to)	(Loss) on	Investment	Investment	Capital	from	Total	Asset	End of	Total		of Period	Subject to		Subject to		Subject to		Average		Turnover
	of Period	(Loss)	Affiliate	Investments	Operations	Income	Gains	Capital	Distributions	Value	Period	Return (b)		(000’s)	Cap (d)		Cap (d)		Cap (d)		Net Assets		Rate (c)

The Hartford Value Fund — (continued)
Class Y	$12.91	$0.09	$—	$1.97	$2.06	$(0.09)	$(0.79)	$—	$(0.88)	$1.18	$14.09	17.07	(i)%	$301,813	0.89%		0.89%		0.89%		1.30%		—%
From (commencement of operations) December 22, 2006, through October 31, 2007
Class R3	12.51	0.05	—	1.44	1.49	—	—	—	—	1.49	14.00	11.91	(f)	11	1.65	(e)	1.65	(e)	1.65	(e)	0.47	(e)	—
Class R4	12.51	0.09	—	1.43	1.52	—	—	—	—	1.52	14.03	12.15	(f)	11	1.35	(e)	1.35	(e)	1.35	(e)	0.78	(e)	—
Class R5	12.51	0.12	—	1.44	1.56	—	—	—	—	1.56	14.07	12.47	(f)	11	1.05	(e)	1.05	(e)	1.05	(e)	1.07	(e)	—
From (commencement of operations) May 31, 2007, through October 31, 2007
Class I	13.85	0.03	—	0.27	0.30	—	—	—	—	0.30	14.15	2.17	(f)	46	1.00	(e)	1.00	(e)	1.00	(e)	1.00	(e)	—
For the Year Ended October 31, 2006
Class A	10.79	0.09	—	2.11	2.20	(0.08)	—	—	(0.08)	2.12	12.91	20.52		79,476	1.38		1.38		1.38		0.89		50
Class B	10.62	0.01	—	2.08	2.09	—	—	—	—	2.09	12.71	19.68		11,957	2.29		2.13		2.13		0.15		—
Class C	10.62	0.01	—	2.08	2.09	—	—	—	—	2.09	12.71	19.68		12,943	2.15		2.15		2.15		0.12		—
Class Y	10.79	0.15	—	2.10	2.25	(0.13)	—	—	(0.13)	2.12	12.91	21.07		72,054	0.92		0.92		0.92		1.36		—
For the Year Ended October 31, 2005
Class A	9.71	0.08	—	1.04	1.12	(0.04)	—	—	(0.04)	1.08	10.79	11.50		63,417	1.41		1.40		1.40		0.76		29
Class B	9.60	—	—	1.02	1.02	—	—	—	—	1.02	10.62	10.62		10,091	2.34		2.15		2.15		0.01		—
Class C	9.60	—	—	1.02	1.02	—	—	—	—	1.02	10.62	10.62		10,238	2.19		2.15		2.15		0.02		—
Class Y	9.71	0.12	—	1.05	1.17	(0.09)	—	—	(0.09)	1.08	10.79	12.06		60,218	0.93		0.93		0.93		1.19		—
For the Year Ended October 31, 2004 (h)
Class A	8.92	0.07	—	0.79	0.86	(0.07)	—	—	(0.07)	0.79	9.71	9.70		56,845	1.46		1.45		1.45		0.76		34
Class B	8.83	0.01	—	0.78	0.79	(0.02)	—	—	(0.02)	0.77	9.60	8.91		8,948	2.36		2.15		2.15		0.06		—
Class C	8.83	0.01	—	0.78	0.79	(0.02)	—	—	(0.02)	0.77	9.60	8.91		10,838	2.17		2.15		2.15		0.06		—
Class Y	8.95	0.10	—	0.77	0.87	(0.11)	—	—	(0.11)	0.76	9.71	9.76		21,373	0.91		0.91		0.91		1.32		—
The Hartford Value Opportunities Fund
For the Year Ended October 31, 2008
Class A	18.24	0.09	—	(7.48)	(7.39)	(0.04)	(2.59)	—	(2.63)	(10.02)	8.22	(46.75)		59,576	1.50		1.40		1.40		0.62		65
Class B	16.75	—	—	(6.74)	(6.74)	—	(2.59)	—	(2.59)	(9.33)	7.42	(46.99)		7,613	2.47		1.95		1.95		0.08		—
Class C	16.71	(0.03)	—	(6.71)	(6.74)	—	(2.59)	—	(2.59)	(9.33)	7.38	(47.13)		11,167	2.21		2.15		2.15		(0.12)		—
Class I	18.13	0.07	—	(7.37)	(7.30)	(0.09)	(2.59)	—	(2.68)	(9.98)	8.15	(46.63)		1,139	1.22		1.15		1.15		0.99		—
Class L	18.31	0.10	—	(7.49)	(7.39)	(0.07)	(2.59)	—	(2.66)	(10.05)	8.26	(46.62)		19,403	1.21		1.20		1.20		0.82		—
Class R3	18.56	0.10	—	(7.64)	(7.54)	(0.10)	(2.59)	—	(2.69)	(10.23)	8.33	(46.93)		657	1.72		1.65		1.65		0.30		—
Class R4	18.61	0.12	—	(7.66)	(7.54)	(0.09)	(2.59)	—	(2.68)	(10.22)	8.39	(46.73)		1,877	1.37		1.35		1.35		0.66		—
Class R5	18.66	0.10	—	(7.64)	(7.54)	(0.09)	(2.59)	—	(2.68)	(10.22)	8.44	(46.57)		6	1.07		1.05		1.05		0.96		—
Class Y	18.73	0.12	—	(7.67)	(7.55)	(0.11)	(2.59)	—	(2.70)	(10.25)	8.48	(46.52)		18,603	0.97		0.97		0.97		1.01		—
For the Year Ended October 31, 2007
Class A	18.26	0.08	—	1.56	1.64	(0.14)	(1.52)	—	(1.66)	(0.02)	18.24	9.73	(i)	157,671	1.48		1.40		1.40		0.48		77
Class B	16.92	(0.04)	—	1.43	1.39	(0.04)	(1.52)	—	(1.56)	(0.17)	16.75	8.90	(i)	20,792	2.38		2.13		2.13		(0.25)		—
Class C	16.92	(0.01)	—	1.40	1.39	(0.08)	(1.52)	—	(1.60)	(0.21)	16.71	8.91	(i)	32,738	2.19		2.15		2.15		(0.28)		—
Class I	18.27	0.34	—	1.36	1.70	(0.32)	(1.52)	—	(1.84)	(0.14)	18.13	10.08	(i)	4,659	1.22		1.15		1.15		0.61		—
Class L (k)	18.29	0.09	—	1.59	1.68	(0.14)	(1.52)	—	(1.66)	0.02	18.31	9.92	(i)	43,102	1.26		1.25		1.25		0.50		—
Class Y	18.48	0.51	—	1.26	1.77	—	(1.52)	—	(1.52)	0.25	18.73	10.30	(i)	26,645	0.94		0.94		0.94		1.19		—
From (commencement of operations) December 22, 2006, through October 31, 2007
Class R3	17.74	—	—	0.82	0.82	—	—	—	—	0.82	18.56	4.62	(f)	124	1.78	(e)	1.65	(e)	1.65	(e)	0.03	(e)	—
Class R4	17.74	—	—	0.87	0.87	—	—	—	—	0.87	18.61	4.90	(f)	732	1.40	(e)	1.35	(e)	1.35	(e)	(0.01	)(e)	—
Class R5	17.74	0.12	—	0.80	0.92	—	—	—	—	0.92	18.66	5.19	(f)	11	1.17	(e)	1.05	(e)	1.05	(e)	0.75	(e)	—
For the Year Ended October 31, 2006 (h)
Class A	15.56	0.09	—	3.11	3.20	—	(0.50)	—	(0.50)	2.70	18.26	21.12		111,324	1.52		1.40		1.40		0.51		57
Class B	14.56	(0.03)	—	2.89	2.86	—	(0.50)	—	(0.50)	2.36	16.92	20.21		18,271	2.38		2.12		2.12		(0.20)		—
Class C	14.56	(0.04)	—	2.90	2.86	—	(0.50)	—	(0.50)	2.36	16.92	20.20		22,466	2.22		2.15		2.15		(0.24)		—
Class L	15.58	0.12	—	3.11	3.23	(0.02)	(0.50)	—	(0.52)	2.71	18.29	21.31		32,983	1.23		1.23		1.23		0.68		—
Class Y	15.74	0.15	—	3.15	3.30	(0.06)	(0.50)	—	(0.56)	2.74	18.48	21.55		102,915	1.00		1.00		1.00		0.90		—
From (commencement of operations) August 31, 2006, through October 31, 2006 (h)
Class I	17.12	0.01	—	1.14	1.15	—	—	—	—	1.15	18.27	6.72	(f)	12	1.38	(e)	1.15	(e)	1.15	(e)	0.12	(e)	—
For the Year Ended October 31, 2005
Class A	14.06	0.03	—	1.47	1.50	—	—	—	—	1.50	15.56	10.67		66,368	1.62		1.40		1.40		0.27		38
Class B	13.24	(0.05)	—	1.37	1.32	—	—	—	—	1.32	14.56	9.97		13,560	2.51		2.15		2.15		(0.47)		—
Class C	13.25	(0.05)	—	1.36	1.31	—	—	—	—	1.31	14.56	9.89		13,258	2.33		2.15		2.15		(0.47)		—
Class L	14.06	0.07	—	1.45	1.52	—	—	—	—	1.52	15.58	10.81		27,674	1.30		1.30		1.30		0.45		—

	— Selected Per-Share Data (a) —											— Ratios and Supplemental Data —
														Ratio of	Ratio of	Ratio of
														Expenses	Expenses	Expenses
														to Average	to Average	to Average
														Net Assets	Net Assets	Net Assets
				Net										Before	After	After
				Realized						Net				Waivers and	Waivers and	Waivers and	Ratio of
				and			Distributions			Increase				Reimbursements	Reimbursements	Reimbursements	Net
	Net Asset	Net		Unrealized	Total	Dividends	from			(Decrease)	Net Asset		Net Assets	and Including	and Including	and Excluding	Investment
	Value at	Investment	Payments	Gain	from	from Net	Realized	Distributions		in Net	Value at		at End	Expenses not	Expenses not	Expenses not	Income to	Portfolio
	Beginning	Income	from (to)	(Loss) on	Investment	Investment	Capital	from	Total	Asset	End of	Total	of Period	Subject to	Subject to	Subject to	Average	Turnover
	of Period	(Loss)	Affiliate	Investments	Operations	Income	Gains	Capital	Distributions	Value	Period	Return (b)	(000’s)	Cap (d)	Cap (d)	Cap (d)	Net Assets	Rate (c)

The Hartford Value Opportunities Fund — (continued)
Class Y	$14.17	$0.05	$—	$1.52	$1.57	$—	$—	$—	$—	$1.57	$15.74	11.08%	$95,974	1.07%	1.07%	1.07%	0.55%	—%
For the Year Ended October 31, 2004
Class A	12.15	0.01	—	1.90	1.91	—	—	—	—	1.91	14.06	15.72	24,601	1.82	1.45	1.45	0.08	52
Class B	11.53	(0.06)	—	1.77	1.71	—	—	—	—	1.71	13.24	14.83	5,709	2.70	2.15	2.15	(0.64)	—
Class C	11.53	(0.06)	—	1.78	1.72	—	—	—	—	1.72	13.25	14.92	5,627	2.47	2.15	2.15	(0.64)	—
Class L	12.15	—	—	1.91	1.91	—	—	—	—	1.91	14.06	15.72	25,687	1.42	1.42	1.42	0.04	—
Class Y	12.22	0.01	—	1.94	1.95	—	—	—	—	1.95	14.17	15.96	10,101	1.16	1.16	1.16	0.34	—

(a)	Information presented relates to a share of capital share outstanding throughout the indicated period.

(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(c)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(d)	Ratios do not include fees paid indirectly. (See Note 5(d) for impact on ratios)

(e)	Annualized.

(f)	Not annualized.

(g)	Expense ratios do not include expenses of the underlying funds.

(h)	Per share amounts have been calculated using average shares outstanding method.

(i)	Total return without the inclusion of the Payments from (to) Affiliate, as noted on the Statement of Operations, can be found in Note 5 (g).

(j)	Classes H, M and N were merged into Class L and Class E was merged into Class Y on February 9, 2007.

(l)	Classes H, M and N were merged into Class L and Class Z was merged into Class Y on February 9, 2007.

(k)	Classes H, M and N were merged into Class L on February 9, 2007.

(m)	Information presented below represents the calculation of financial highlights from the commencement of Fund operations.

															Expenses		Expenses		Expenses
															to Average		to Average		to Average
															Net Assets		Net Assets		Net Assets
				Net Realized						Net					Before		After		After		Ratio
				and			Distributions			Increase					Waivers and		Waivers and		Waivers and		of Net
	Net Asset	Net		Unrealized	Total	Dividends	from			(Decrease)	Net Asset			Net Assets	Reimbursements		Reimbursements		Reimbursements		Investment
	Value at	Investment	Payments	Gain	from	from Net	Realized	Distributions		in Net	Value at			at End	and Including		and Including		and Excluding		Income to		Portfolio
	Beginning	Income	from (to)	(Loss) on	Investment	Investment	Capital	from	Total	Asset	End of	Total		of Period	Interest		Interest		Interest		Average		Turnover
	of Period	(Loss)	Affiliate	Investments	Operations	Income	Gains	Capital	Distributions	Value	Period	Return (b)		(000’s)	Expense (d)		Expense (d)		Expense (d)		Net Assets		Rate (c)

The Hartford High Yield Municipal Bond Fund
From (commencement of operations) May 1, 2007, through October 31, 2007
Class A	$10.00	$0.20	$—	$(0.54)	$(0.34)	$(0.20)	$—	$—	$(0.20)	$(0.54)	$9.46	(3.41	)(f)%	$46,261	0.96	(e)%	0.23	(e)%	0.23	(e)%	4.72	(e)%	23%
Class B	10.00	0.17	—	(0.54)	(0.37)	(0.17)	—	—	(0.17)	(0.54)	9.46	(3.71	)(f)	1,333	1.70	(e)	0.93	(e)	0.93	(e)	4.00	(e)	—
Class C	10.00	0.17	—	(0.54)	(0.37)	(0.17)	—	—	(0.17)	(0.54)	9.46	(3.71	)(f)	11,236	1.74	(e)	0.98	(e)	0.98	(e)	4.12	(e)	—
Class I	10.00	0.21	—	(0.53)	(0.32)	(0.21)	—	—	(0.21)	(0.53)	9.47	(3.21	)(f)	6,879	0.76	(e)	—	(e)	—	(e)	5.11	(e)	—
The Hartford Strategic Income Fund
From (commencement of operations) May 15, 2007, through October 31, 2007
Class A	10.00	0.31	—	(0.26)	0.05	(0.30)	—	—	(0.30)	(0.25)	9.75	0.52	(f)	42,949	0.97	(e)	0.44	(e)	0.44	(e)	7.16	(e)	42
Class B	10.00	0.27	—	(0.26)	0.01	(0.26)	—	—	(0.26)	(0.25)	9.75	0.20	(f)	2,644	1.73	(e)	1.21	(e)	1.21	(e)	6.45	(e)	—
Class C	10.00	0.27	—	(0.25)	0.02	(0.26)	—	—	(0.26)	(0.24)	9.76	0.30	(f)	17,275	1.78	(e)	1.24	(e)	1.25	(e)	6.48	(e)	—
Class I	10.00	0.31	—	(0.23)	0.08	(0.31)	—	—	(0.31)	(0.23)	9.77	0.82	(f)	11,212	0.79	(e)	0.26	(e)	0.26	(e)	7.49	(e)	—

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of
The Hartford Mutual Funds, Inc. and
The Hartford Mutual Funds II, Inc.

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of The Hartford Mutual Funds, Inc. (comprising, respectively, The Hartford Advisers Fund, The Hartford Balanced Allocation Fund, The Hartford Balanced Income Fund, The Hartford Capital Appreciation Fund, The Hartford Capital Appreciation II Fund, The Hartford Checks and Balances Fund, The Hartford Conservative Allocation Fund, The Hartford Disciplined Equity Fund, The Hartford Diversified International Fund, The Hartford Dividend and Growth Fund, The Hartford Equity Growth Allocation Fund, The Hartford Equity Income Fund, The Hartford Floating Rate Fund, The Hartford Fundamental Growth Fund, The Hartford Global Communications Fund, The Hartford Global Equity Fund, The Hartford Global Financial Services Fund, The Hartford Global Growth Fund, The Hartford Global Health Fund, The Hartford Global Technology Fund, The Hartford Growth Allocation Fund, The Hartford High Yield Fund, The Hartford High Yield Municipal Bond Fund, The Hartford Income Allocation Fund, The Hartford Income Fund, The Hartford Inflation Plus Fund, The Hartford International Growth Fund, The Hartford International Opportunities Fund, The Hartford International Small Company Fund, The Hartford Large Cap Growth Fund, The Hartford Midcap Fund, The Hartford MidCap Growth Fund, The Hartford MidCap Value Fund, The Hartford Money Market Fund, The Hartford Retirement Income Fund, The Hartford Select MidCap Value Fund, The Hartford Select SmallCap Value Fund, The Hartford Short Duration Fund, The Hartford Small Company Fund, The Hartford Stock Fund, The Hartford Strategic Income Fund, The Hartford Target Retirement 2010 Fund, The Hartford Target Retirement 2020 Fund, The Hartford Target Retirement 2030 Fund, The Hartford Tax-Free California Fund, The Hartford Tax Free New York Fund, The Hartford Total Return Bond Fund, and The Hartford Value Fund) and The Hartford Mutual Funds II, Inc. (comprising, respectively, The Hartford Growth Fund, The Hartford Growth Opportunities Fund, The Hartford SmallCap Growth Fund, The Hartford Tax-Free Minnesota Fund, The Hartford Tax-Free National Fund, The Hartford U.S. Government Securities Fund, and The Hartford Value Opportunities Fund) (collectively, the “Funds”) as of October 31, 2008, and the related statements of operations, statements of changes in net assets, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We are not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2008, by correspondence with the custodian, brokers, and agent banks or by other appropriate auditing procedures where replies from agent banks or brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds listed above constituting The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. at October 31, 2008, the results of their operations, the changes in their net assets, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

/s/ ERNST & YOUNG LLP

Minneapolis, Minnesota
December 15, 2008

The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc.

Directors and Officers (Unaudited)

The Board of Directors appoints officers who are responsible for the day-to-day operations of the Funds and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Funds pursuant to the Investment Company Act of 1940, as amended. Each officer and three of the Funds’ directors, as noted in the chart below, are “interested” persons of the Funds. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., The Hartford Income Shares Fund, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which collectively consist of 104 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut, 06104-2999, except that correspondence to Ms. Fagely and Ms. Settimi may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, age, current position with the Funds and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Funds’ statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors by each Fund can be found in the Statements of Operations herein. The Funds do not pay salaries or compensation to any of their officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (age 62) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm. Since 2003, Mr. Birdsong has been an independent director of The Japan Fund. From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an interested director of The Japan Fund.

Robert M. Gavin, Jr. (age 68) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (age 63) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that serves as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (age 67) Director since 2005
Ms. Jaffee is Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions. Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm, from August 2004 to August 2005. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995-2003).

William P. Johnston (age 64) Director since 2005, Chairman of the Compliance Committee
In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In July, 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

Phillip O. Peterson (age 64) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (age 62) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department during 1998-2006. Previously he was an endowed professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000-July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

Thomas M. Marra (age 50) Director since 2002
Mr. Marra has served as President and Chief Operating Officer of The Hartford Financial Services Group, Inc. (“The Hartford”) since 2007. Mr. Marra is also a member of the Board of Directors for The Hartford and currently serves as Director of Hartford Life, Inc (“HL, Inc.”). Mr. Marra served as Chief Operating Officer of Hartford Life Insurance Company, Inc. (“Hartford Life”), (2002-2007), as President of Hartford Life, (2000-2007) and as Director of Hartford Life’s Investment Products Division from 1998 to 2000.

The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc.

Directors and Officers (Unaudited) — (continued)

Lowndes A. Smith (age 69) Director since 2002, Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002.

John C. Walters (age 46) Director since 2008, President and Chief Executive Officer since 2007
Mr. Walters currently serves as Chief Executive Officer, President and Director of Hartford Life, Inc. (“HL, Inc.”). Mr. Walters previously served as President of the U.S. Wealth Management Division of Hartford Life, Inc., as Co-Chief Operating Officer of Hartford Life Insurance Company (2000-2008) and as Executive Vice President and Director of its Investment Products Division (2000-2008). Mr. Walters also serves as Chairman of the Board, Chief Executive Officer, President and Director of Hartford Life Insurance Company and as Executive Vice President of The Hartford. In addition, Mr. Walters is the Chief Executive Officer and President of Hartford Investment Financial Services, LLC and the Chief Executive Officer, President and Manager of HL Investment Advisors, LLC.

Other Officers

Robert M. Arena, Jr. (age 40) Vice President since 2006
Mr. Arena serves as Executive Vice President of Hartford Life Insurance Company, (“Hartford Life”). Additionally, Mr. Arena is Director and Senior Vice President of Hartford Administrative Services Company, (“HASCO”), Manager and Senior Vice President/Business Line Principal of Hartford Investment Financial Services, LLC (“HIFSCO”) and Manager and Senior Vice President of HL Investment Advisors LLC, (“HL Advisors”). Prior to joining The Hartford in 2004, Mr. Arena was Senior Vice President in charge of Product Management for American Skandia/Prudential in the individual annuities division. Mr. Arena joined American Skandia in 1996.

Tamara L. Fagely (age 50) Vice President, Treasurer and Controller since 1993
Ms. Fagely has been a Vice President of Hartford Administrative Services Company, (“HASCO”) since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of Hartford Life Insurance Company, (“Hartford Life”). She served as Assistant Vice President of Hartford Life from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of Hartford Investment Financial Services, LLC, (“HIFSCO”).

Brian Ferrell (age 45) AML Compliance Officer since 2008
Mr. Ferrell has served as Assistant Vice President and AML Compliance Officer for The Hartford since 2006 and as AML Compliance Officer for Hartford Administrative Services Company (“HASCO”) and Hartford Investor Services Company, LLC (“HISC”) since 2008. Prior to joining The Hartford in 2006, Mr. Ferrell held various positions at the U.S. Department of the Treasury, (the “Treasury”), from 2001 to 2006 where he served as Chief Counsel for the Treasury’s Financial Crimes Enforcement Network, (“FinCEN”) from 2005-2006.

Thomas D. Jones, III (age 43) Vice President and Chief Compliance Officer since 2006
Mr. Jones serves as Chief Compliance Officer for the Hartford Mutual Funds and Vice President and Director of Securities Compliance for The Hartford. He is also Vice President of HIFSCO, HL Advisors, and Hartford Life Insurance Company. Mr. Jones joined The Hartford in 2006 from SEI Investments, where he served as Chief Compliance Officer for its mutual funds and investment advisers. Prior to joining SEI, Mr. Jones was First Vice President and Compliance Director for Merrill Lynch Investment Managers (Americas) (“MLIM”), where he worked from 1992-2004. At MLIM, Mr. Jones was responsible for the compliance oversight of various investment products, including mutual funds, wrap accounts, institutional accounts and alternative investments.

Edward P. Macdonald (age 41) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant General Counsel and Assistant Vice President of The Hartford and Chief Legal Officer and Vice President of HIFSCO. He also serves as Vice President of HASCO, Assistant Vice President of Hartford Life Insurance Company, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Prior to joining The Hartford in 2005, Mr. Macdonald was Chief Counsel, Investment Management for Prudential Financial (formerly American Skandia Investment Services, Inc.). He joined Prudential in April 1999.

Vernon J. Meyer (age 44) Vice President since 2006
Mr. Meyer serves as Senior Vice President of Hartford Life Insurance Company. He also serves as Senior Vice President of HIFSCO and HL Advisors. Prior to joining The Hartford in 2004, Mr. Meyer was with MassMutual which he joined in 1987.

Denise A. Settimi (age 48) Vice President since 2005
Ms. Settimi currently serves as Chief Operating Officer and Assistant Vice President of HASCO. She is also Assistant Vice President of HIFSCO and Hartford Life Insurance Company. Previously, Ms. Settimi was with American Express Financial Advisors, where she was Director of Retirement Plan Services from 1997 to 2003.

The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc.

HOW TO OBTAIN A COPY OF THE FUNDS’ PROXY VOTING POLICIES AND VOTING RECORDS

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and a record of how the Funds voted any proxies for the twelve-month period ended June 30, 2008 is available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION

The Funds file a complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms are available (1) without change, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov. The Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc.

Federal Tax Information (Unaudited)

The information set forth below is for the Funds’ fiscal year as required by federal tax law. Shareholders, however, must report distributions on a calendar year basis for income tax purposes which may include distributions of two fiscal years of the fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in early 2009. Shareholders may wish to consult a tax advisor on how to report distributions for state and local purposes.

The income received from federal obligations is as follows:

		Other Direct
		Federal	Other
	U.S. Treasury *	Obligations *	Securities	Total	DRD **	QDI ***	QII ****	QSTGG****

Advisers Fund	9.00%	4.50%	86.50%	100.00%	15.00%	15.00%	65.00%	100.00%
Balanced Allocation Fund	10.00%	0.50%	89.50%	100.00%	20.00%	25.00%	50.00%	100.00%
Balanced Income Fund	0.50%	0.00%	99.50%	100.00%	40.00%	45.00%	60.00%	100.00%
Capital Appreciation Fund					30.00%	50.00%		100.00%
Capital Appreciation II Fund					10.00%	15.00%		100.00%
Checks and Balances Fund	3.00%	1.00%	96.00%	100.00%	40.00%	45.00%	65.00%
Conservative Allocation Fund	15.00%	0.50%	84.50%	100.00%	15.00%	20.00%	70.00%	100.00%
Disciplined Equity Fund					100.00%	100.00%
Dividend and Growth Fund					100.00%	100.00%	5.00%	100.00%
Equity Growth Allocation Fund					30.00%	40.00%	5.00%	100.00%
Equity Income Fund					100.00%	100.00%	5.00%	100.00%
Floating Rate Fund							100.00%
Fundamental Growth Fund					10.00%	15.00%		100.00%
Global Communications Fund					100.00%	100.00%	45.00%
Global Financial Services Fund					50.00%	85.00%	10.00%	100.00%
Global Growth Fund					10.00%	35.00%		100.00%
Global Health Fund					30.00%	50.00%		100.00%
Growth Fund					90.00%	100.00%		100.00%
Growth Allocation Fund	5.50%	0.50%	94.00%	100.00%	25.00%	35.00%	30.00%	100.00%
Growth Opportunities Fund					10.00%	10.00%		100.00%
High Yield Fund							100.00%
High Yield Municipal Bond Fund							100.00%
Income Fund	4.50%	0.00%	95.50%	100.00%			95.00%
Income Allocation Fund	23.00%	0.50%	76.50%	100.00%			100.00%
Inflation Plus Fund	96.00%	0.00%	4.00%	100.00%			100.00%
International Growth Fund						15.00%		100.00%
International Opportunities Fund						20.00%	15.00%	100.00%
International Small Company Fund						20.00%	5.00%	100.00%
LargeCap Growth Fund					45.00%	45.00%		100.00%
MidCap Fund					25.00%	30.00%		100.00%
MidCap Growth Fund					10.00%	10.00%		100.00%
MidCap Value Fund					40.00%	55.00%		100.00%
Money Market Fund	0.50%	2.00%	97.50%	100.00%			100.00%
Retirement Income Fund	17.50%	0.50%	82.00%	100.00%	10.00%	10.00%	85.00%	100.00%
Select MidCap Value Fund					20.00%	20.00%	5.00%	100.00%
Select SmallCap Value Fund					25.00%	25.00%	10.00%	100.00%
Short Duration Fund	5.00%	1.50%	93.50%	100.00%			100.00%
Small Company Fund					10.00%	10.00%		100.00%
SmallCap Growth Fund					45.00%	45.00%		100.00%
Stock Fund					100.00%	100.00%
Strategic Income Fund	1.50%	1.00%	97.50%	100.00%			95.00%
Target Retirement 2010 Fund	12.50%	0.50%	87.00%	100.00%	15.00%	20.00%	70.00%	100.00%
Target Retirement 2020 Fund	11.00%	0.50%	88.50%	100.00%	20.00%	25.00%	50.00%	100.00%
Target Retirement 2030 Fund	7.50%	0.50%	92.00%	100.00%	25.00%	30.00%	40.00%	100.00%
Total Return Bond Fund	4.00%	1.00%	95.00%	100.00%			90.00%
U.S. Government Securities Fund	5.00%	2.00%	93.00%	100.00%			100.00%
Value Fund					55.00%	60.00%	5.00%	100.00%
Value Opportunities Fund					25.00%	40.00%	5.00%	100.00%

*	The income received from federal obligations.
**	Income distributions, taxable as dividend income which qualify for deduction by corporations.
***	For the fiscal year ended October 31, 2008, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate ordinary distributions declared as taxed at a maximum rate of 15%.
****	Applicable for non-resident foreign shareholders only. These are the percentages of ordinary income distributions that are designated as interest-related dividends under Internal Revenue Code Section 871(k)(1)(C) (QII) and as short-term capital gain distributions under Internal Revenue Code Section 871(k)(2)(C) (QSTCG).

Complete information will be computed and reported in conjunction with your 2008 Form 1099-DIV.

Foreign Tax Credit Pass-Through

The following Funds intend to make an election under the Internal Revenue Code Section 853 to pass-through foreign taxes paid by the Funds to their shareholders as follows:
Diversified International Fund	$5
Global Communications Fund	179
Global Financial Services Fund	117
International Growth fund	921
International Opportunities Fund	1,134
International Small Company Fund	446

Detailed below are the per share distributions made for the fiscal year ended October 31, 2008.

	Class A	Class B	Class C	Class I	Class L	Class R3	Class R4	Class R5	Class Y

Advisers Fund
Income	0.250	0.113	0.143			0.217	0.268	0.306	0.320
Short-Term Capital Gain	1.219	1.219	1.219			1.219	1.219	1.219	1.219
Long-Term Capital Gain	0.774	0.774	0.774			0.774	0.774	0.774	0.774

Total	2.243	2.106	2.136			2.210	2.261	2.299	2.313

Balanced Allocation Fund
Income	0.477	0.385	0.391	0.513		0.449	0.476	0.506
Short-Term Capital Gain	0.030	0.030	0.030	0.030		0.030	0.030	0.030
Long-Term Capital Gain	0.545	0.545	0.545	0.545		0.545	0.545	0.545

Total	1.052	0.960	0.966	1.088		1.024	1.051	1.081

Balanced Income Fund
Income	0.404	0.322	0.323						0.433
Short-Term Capital Gain	0.040	0.040	0.040						0.040
Long-Term Capital Gain	0.005	0.005	0.005						0.005

Total	0.449	0.367	0.368						0.478

Capital Appreciation Fund
Short-Term Capital Gain	0.984	0.984	0.984	0.984		0.984	0.984	0.984	0.984
Long-Term Capital Gain	2.744	2.744	2.744	2.744		2.744	2.744	2.744	2.744

Total	3.728	3.728	3.728	3.728		3.728	3.728	3.728	3.728

Capital Appreciation II Fund
Short-Term Capital Gain	0.883	0.883	0.883	0.883		0.883	0.883	0.883	0.883
Long-Term Capital Gain	0.291	0.291	0.291	0.291		0.291	0.291	0.291	0.291

Total	1.174	1.174	1.174	1.174		1.174	1.174	1.174	1.174

Checks and Balances Fund
Income	0.228	0.165	0.169	0.139		0.042	0.044	0.046

Conservative Allocation Fund
Income	0.424	0.341	0.350	0.453		0.391	0.425	0.449
Short-Term Capital Gain	0.052	0.052	0.052	0.052		0.052	0.052	0.052
Long-Term Capital Gain	0.346	0.346	0.346	0.346		0.346	0.346	0.346

Total	0.822	0.739	0.748	0.851		0.789	0.823	0.847

Disciplined Equity Fund
Income	0.023						0.040	0.083	0.103

The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc.

Federal Tax Information (Unaudited) — (continued)

	Class A	Class B	Class C	Class I	Class L	Class R3	Class R4	Class R5	Class Y

Dividend and Growth Fund
Income	0.308	0.129	0.160	0.378		0.249	0.322	0.369	0.388
Short-Term Capital Gain	0.111	0.111	0.111	0.111		0.111	0.111	0.111	0.111
Long-Term Capital Gain	1.129	1.129	1.129	1.129		1.129	1.129	1.129	1.128

Total	1.548	1.369	1.400	1.618		1.489	1.562	1.609	1.627

Equity Growth Allocation Fund
Income	0.554	0.464	0.465	0.603		0.549	0.596	0.602
Short-Term Capital Gain	0.004	0.004	0.004	0.004		0.004	0.004	0.004
Long-Term Capital Gain	0.892	0.892	0.892	0.892		0.892	0.892	0.892

Total	1.450	1.360	1.361	1.499		1.445	1.492	1.498

Equity Income Fund
Income	0.316	0.198	0.215	0.356		0.280	0.317	0.356	0.368
Short-Term Capital Gain	0.073	0.073	0.073	0.073		0.073	0.073	0.073	0.073
Long-Term Capital Gain	0.322	0.322	0.322	0.322		0.322	0.322	0.322	0.322

Total	0.711	0.593	0.610	0.751		0.675	0.712	0.751	0.763

Floating Rate Fund
Income	0.529	0.461	0.459	0.552		0.507	0.529	0.543	0.557

Fundamental Growth Fund
Short-Term Capital Gain	1.295	1.295	1.295						1.295
Long-Term Capital Gain	0.228	0.228	0.228						0.228

Total	1.523	1.523	1.523						1.523

Global Communications Fund
Income	0.010	0.000	0.000						0.050
Long-Term Capital Gain	0.479	0.479	0.479						0.479

Total	0.489	0.479	0.479						0.529

Global Financial Services Fund
Income	0.143	0.052	0.061						0.186
Short-Term Capital Gain	0.103	0.103	0.103						0.103
Long-Term Capital Gain	1.484	1.484	1.484						1.484

Total	1.730	1.639	1.648						1.773

Global Growth Fund
Short-Term Capital Gain	0.547	0.547	0.547			0.547	0.547	0.547	0.547
Long-Term Capital Gain	2.113	2.113	2.113			2.113	2.113	2.113	2.113

Total	2.660	2.660	2.660			2.660	2.660	2.660	2.660

Global Health Fund
Short-Term Capital Gain	0.357	0.357	0.357	0.357		0.357	0.357	0.357	0.357
Long-Term Capital Gain	0.942	0.942	0.942	0.942		0.942	0.942	0.942	0.942

Total	1.299	1.299	1.299	1.299		1.299	1.299	1.299	1.299

Growth Allocation Fund
Income	0.469	0.380	0.385	0.514		0.462	0.509	0.512
Short-Term Capital Gain	0.044	0.044	0.044	0.044		0.044	0.044	0.044
Long-Term Capital Gain	0.751	0.751	0.751	0.751		0.751	0.751	0.751

Total	1.264	1.175	1.180	1.309		1.257	1.304	1.307

	Class A	Class B	Class C	Class I	Class L	Class R3	Class R4	Class R5	Class Y

Growth Fund
Short-Term Capital Gain	0.163	0.163	0.163	0.163	0.163	0.163	0.163	0.163	0.163
Long-Term Capital Gain	1.414	1.414	1.414	1.414	1.414	1.414	1.414	1.414	1.414

Total	1.577	1.577	1.577	1.577	1.577	1.577	1.577	1.577	1.577

Growth Opportunities Fund
Income	0.000	0.000	0.000	0.083	0.011	0.000	0.058	0.070	0.078
Short-Term Capital Gain	2.699	2.699	2.699	2.699	2.699	2.699	2.699	2.699	2.699
Long-Term Capital Gain	1.684	1.684	1.684	1.684	1.684	1.684	1.684	1.684	1.684

Total	4.383	4.383	4.383	4.466	4.394	4.383	4.441	4.453	4.461

High Yield Fund
Income	0.578	0.524	0.523	0.602		0.559	0.582	0.597	0.603

High Yield Municipal Bond Fund
Tax-Exempt Income	0.494	0.425	0.427	0.515

Income Allocation Fund
Income	0.472	0.400	0.401	0.497		0.436	0.464	0.494

Income Fund
Income	0.530	0.457	0.457						0.561

Inflation Plus Fund
Income	0.611	0.528	0.528	0.638		0.567	0.593	0.627	0.641

International Growth Fund
Short-Term Capital Gain	1.374	1.374	1.374	1.374		1.374	1.374	1.374	1.374
Long-Term Capital Gain	1.032	1.032	1.032	1.032		1.032	1.032	1.032	1.032

Total	2.406	2.406	2.406	2.406		2.406	2.406	2.406	2.406

International Opportunities Fund
Income	0.061	0.000	0.000			0.031	0.067	0.116	0.142
Short-Term Capital Gain	1.756	1.756	1.756			1.756	1.756	1.756	1.756
Long-Term Capital Gain	1.445	1.445	1.445			1.445	1.445	1.445	1.445

Total	3.262	3.201	3.201			3.232	3.268	3.317	3.343

International Small Company Fund
Income	0.163	0.060	0.066	0.224					0.227
Short-Term Capital Gain	1.131	1.131	1.131	1.131					1.131
Long-Term Capital Gain	0.820	0.820	0.820	0.820					0.820

Total	2.114	2.011	2.017	2.175					2.178

LargeCap Growth Fund
Short-Term Capital Gain	0.190	0.190	0.190						0.190

MidCap Fund
Income	0.111	0.000	0.000						0.202
Short-Term Capital Gain	1.098	1.098	1.098						1.098
Long-Term Capital Gain	2.864	2.864	2.864						2.864

Total	4.073	3.962	3.962						4.164

MidCap Growth Fund
Short-Term Capital Gain	1.385	1.385	1.385						1.385
Long-Term Capital Gain	0.193	0.193	0.193						0.193

Total	1.578	1.578	1.578						1.578

The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc.

Federal Tax Information (Unaudited) — (continued)

	Class A	Class B	Class C	Class I	Class L	Class R3	Class R4	Class R5	Class Y

MidCap Value Fund
Short-Term Capital Gain	0.367	0.367	0.367						0.367
Long-Term Capital Gain	2.114	2.114	2.114						2.114

Total	2.481	2.481	2.481						2.481

Money Market Fund
Income	0.023	0.015	0.016			0.020	0.023	0.026	0.027

Retirement Income Fund
Income	0.404	0.336	0.338			0.367	0.397	0.423
Short-Term Capital Gain	0.101	0.101	0.101			0.101	0.101	0.101
Long-Term Capital Gain	0.041	0.041	0.041			0.041	0.041	0.041

Total	0.546	0.478	0.480			0.509	0.539	0.565

Select MidCap Value Fund
Income	0.011	0.000	0.000						0.060
Short-Term Capital Gain	0.731	0.731	0.731						0.731
Long-Term Capital Gain	0.502	0.502	0.502						0.502

Total	1.244	1.233	1.233						1.293

Select SmallCap Value Fund
Income	0.060	0.000	0.000						0.088
Short-Term Capital Gain	0.685	0.685	0.685						0.685
Long-Term Capital Gain	0.061	0.061	0.061						0.061

Total	0.806	0.746	0.746						0.834

Short Duration Fund
Income	0.362	0.290	0.290						0.393

Small Company Fund
Short-Term Capital Gain	1.699	1.699	1.699	1.699		1.699	1.699	1.699	1.699
Long-Term Capital Gain	0.928	0.928	0.928	0.928		0.928	0.928	0.928	0.928

Total	2.627	2.627	2.627	2.627		2.627	2.627	2.627	2.627

SmallCap Growth Fund
Short-Term Capital Gain	0.442	0.442	0.442	0.442	0.442	0.442	0.442	0.442	0.442
Long-Term Capital Gain	2.909	2.909	2.909	2.909	2.909	2.909	2.909	2.909	2.909

Total	3.351	3.351	3.351	3.351	3.351	3.351	3.351	3.351	3.351

Stock Fund
Income	0.027					0.078	0.050	0.122	0.156

Strategic Income Fund
Income	0.657	0.583	0.586	0.680					0.685

Target Retirement 2010 Fund
Income	0.406	0.333	0.324			0.367	0.406	0.428	0.438
Short-Term Capital Gain	0.119	0.119	0.119			0.119	0.119	0.119	0.119
Long-Term Capital Gain	0.091	0.091	0.091			0.091	0.091	0.091	0.091

Total	0.616	0.543	0.534			0.577	0.616	0.638	0.648

Target Retirement 2020 Fund
Income	0.426	0.349	0.352			0.394	0.422	0.448	0.462
Short-Term Capital Gain	0.039	0.039	0.039			0.039	0.039	0.039	0.039
Long-Term Capital Gain	0.051	0.051	0.051			0.051	0.051	0.051	0.051

Total	0.516	0.439	0.442			0.484	0.512	0.538	0.552

	Class A	Class B	Class C	Class I	Class L	Class R3	Class R4	Class R5	Class Y

Target Retirement 2030 Fund
Income	0.366	0.315	0.315			0.318	0.380	0.379	0.388
Short-Term Capital Gain	0.054	0.054	0.054			0.054	0.054	0.054	0.054
Long-Term Capital Gain	0.049	0.049	0.049			0.049	0.049	0.049	0.049

Total	0.469	0.418	0.418			0.421	0.483	0.482	0.491

Tax-Free California Fund
Tax-Exempt Income	0.435	0.363	0.363

Tax-Free Minnesota Fund
Tax-Exempt Income	0.422	0.349	0.349		0.417				0.438

Tax-Free National Fund
Tax-Exempt Income	0.485	0.408	0.408	0.511	0.490				0.510

Tax-Free New York Fund
Tax-Exempt Income	0.420	0.346	0.346

Total Return Bond Fund
Income	0.520	0.447	0.444	0.551		0.492	0.521	0.551	0.562

U.S. Government Securities Fund
Income	0.413	0.354	0.345		0.425				0.446

Value Fund
Income	0.102	0.000	0.002	0.156		0.066	0.105	0.141	0.159
Short-Term Capital Gain	0.321	0.321	0.321	0.321		0.321	0.321	0.321	0.321
Long-Term Capital Gain	0.317	0.317	0.317	0.317		0.317	0.317	0.317	0.317

Total	0.740	0.638	0.640	0.794		0.704	0.743	0.779	0.797

Value Opportunities Fund
Income	0.046	0.000	0.000	0.096	0.072	0.098	0.095	0.097	0.109
Short-Term Capital Gain	0.638	0.638	0.638	0.638	0.638	0.638	0.638	0.638	0.638
Long-Term Capital Gain	1.949	1.949	1.949	1.949	1.949	1.949	1.949	1.949	1.949

Total	2.633	2.587	2.587	2.683	2.659	2.685	2.682	2.684	2.696

The Funds also designate as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc.

Expense Example (Unaudited)

Your Fund’s Expenses

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) (2) ongoing costs including management fees, distribution fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of April 30, 2008 through October 31, 2008.

Actual Expenses

The first column of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6, then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund’s annualized expense ratios multiplied by average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
			Expenses paid			Expenses paid
	Beginning	Ending	during the period	Beginning	Ending	during the period		Days
	Account	Account	April 30, 2008	Account	Account	April 30, 2008	Annualized	in the	Days
	Value	Value	through	Value	Value	through	expense	current	in the
	April 30, 2008	October 31, 2008	October 31, 2008	April 30, 2008	October 31, 2008	October 31, 2008	ratio	1/2 Year	full Year
The Hartford Advisers Fund
Class A	$1,000.00	$718.73	$5.09	$1,000.00	$1,019.20	$5.98	1.18%	184	366
Class B	$1,000.00	$716.22	$8.54	$1,000.00	$1,015.17	$10.03	1.98%	184	366
Class C	$1,000.00	$716.73	$8.08	$1,000.00	$1,015.72	$9.48	1.87%	184	366
Class R3	$1,000.00	$718.10	$6.18	$1,000.00	$1,017.93	$7.26	1.43%	184	366
Class R4	$1,000.00	$718.92	$4.78	$1,000.00	$1,019.57	$5.61	1.11%	184	366
Class R5	$1,000.00	$720.27	$3.39	$1,000.00	$1,021.18	$3.99	0.79%	184	366
Class Y	$1,000.00	$720.48	$3.01	$1,000.00	$1,021.63	$3.53	0.70%	184	366
The Hartford Balanced Allocation Fund
Class A	$1,000.00	$745.53	$2.37	$1,000.00	$1,022.41	$2.74	0.54%	184	366
Class B	$1,000.00	$741.66	$5.95	$1,000.00	$1,018.29	$6.90	1.36%	184	366
Class C	$1,000.00	$742.58	$5.66	$1,000.00	$1,018.63	$6.56	1.29%	184	366
Class I	$1,000.00	$745.90	$0.97	$1,000.00	$1,024.02	$1.12	0.22%	184	366
Class R3	$1,000.00	$742.63	$4.00	$1,000.00	$1,020.54	$4.64	0.91%	184	366
Class R4	$1,000.00	$744.47	$2.58	$1,000.00	$1,022.17	$2.99	0.59%	184	366
Class R5	$1,000.00	$745.89	$1.27	$1,000.00	$1,023.67	$1.47	0.29%	184	366
The Hartford Balanced Income Fund
Class A	$1,000.00	$805.86	$5.90	$1,000.00	$1,018.59	$6.60	1.30%	184	366
Class B	$1,000.00	$803.23	$9.06	$1,000.00	$1,015.08	$10.12	2.00%	184	366
Class C	$1,000.00	$802.84	$9.14	$1,000.00	$1,014.99	$10.21	2.02%	184	366
Class Y	$1,000.00	$807.66	$4.24	$1,000.00	$1,020.43	$4.74	0.93%	184	366

	Actual return			Hypothetical (5% return before expenses)
			Expenses paid			Expenses paid
	Beginning	Ending	during the period	Beginning	Ending	during the period		Days
	Account	Account	April 30, 2008	Account	Account	April 30, 2008	Annualized	in the	Days
	Value	Value	through	Value	Value	through	expense	current	in the
	April 30, 2008	October 31, 2008	October 31, 2008	April 30, 2008	October 31, 2008	October 31, 2008	ratio	1/2 Year	full Year
The Hartford Capital Appreciation Fund
Class A	$1,000.00	$601.90	$4.56	$1,000.00	$1,019.43	$5.75	1.13%	184	366
Class B	$1,000.00	$599.48	$7.78	$1,000.00	$1,015.40	$9.81	1.94%	184	366
Class C	$1,000.00	$599.71	$7.46	$1,000.00	$1,015.80	$9.40	1.86%	184	366
Class I	$1,000.00	$602.93	$3.33	$1,000.00	$1,020.97	$4.20	0.83%	184	366
Class R3	$1,000.00	$601.25	$5.87	$1,000.00	$1,017.80	$7.39	1.46%	184	366
Class R4	$1,000.00	$601.92	$4.54	$1,000.00	$1,019.46	$5.73	1.13%	184	366
Class R5	$1,000.00	$602.87	$3.33	$1,000.00	$1,020.97	$4.20	0.83%	184	366
Class Y	$1,000.00	$603.10	$2.91	$1,000.00	$1,021.49	$3.68	0.72%	184	366
The Hartford Capital Appreciation II Fund
Class A	$1,000.00	$641.44	$5.90	$1,000.00	$1,017.93	$7.26	1.43%	184	366
Class B	$1,000.00	$638.76	$9.50	$1,000.00	$1,013.53	$11.68	2.31%	184	366
Class C	$1,000.00	$639.84	$8.93	$1,000.00	$1,014.23	$10.97	2.17%	184	366
Class I	$1,000.00	$642.80	$4.54	$1,000.00	$1,019.60	$5.58	1.10%	184	366
Class R3	$1,000.00	$640.96	$7.35	$1,000.00	$1,016.16	$9.03	1.78%	184	366
Class R4	$1,000.00	$641.60	$5.90	$1,000.00	$1,017.94	$7.25	1.43%	184	366
Class R5	$1,000.00	$642.90	$4.92	$1,000.00	$1,019.13	$6.05	1.19%	184	366
Class Y	$1,000.00	$642.96	$4.16	$1,000.00	$1,020.06	$5.12	1.01%	184	366
The Hartford Checks and Balances Fund
Class A	$1,000.00	$741.59	$1.84	$1,000.00	$1,023.01	$2.14	0.42%	184	366
Class B	$1,000.00	$737.36	$5.39	$1,000.00	$1,018.92	$6.26	1.23%	184	366
Class C	$1,000.00	$737.49	$5.16	$1,000.00	$1,019.19	$5.99	1.18%	184	366
Class I	$1,000.00	$742.66	$0.70	$1,000.00	$1,024.32	$0.82	0.16%	184	366
Class R3	$1,000.00	$788.10	$3.64	$1,000.00	$1,021.05	$4.12	0.81%	184	366
Class R4	$1,000.00	$789.40	$2.29	$1,000.00	$1,022.56	$2.59	0.51%	184	366
Class R5	$1,000.00	$789.60	$0.95	$1,000.00	$1,024.07	$1.07	0.21%	184	366
The Hartford Conservative Allocation Fund
Class A	$1,000.00	$795.00	$2.58	$1,000.00	$1,022.25	$2.91	0.57%	184	366
Class B	$1,000.00	$792.10	$6.57	$1,000.00	$1,017.79	$7.40	1.46%	184	366
Class C	$1,000.00	$792.51	$6.00	$1,000.00	$1,018.43	$6.76	1.33%	184	366
Class I	$1,000.00	$796.54	$1.64	$1,000.00	$1,023.30	$1.85	0.36%	184	366
Class R3	$1,000.00	$794.17	$4.34	$1,000.00	$1,020.29	$4.89	0.96%	184	366
Class R4	$1,000.00	$794.54	$2.86	$1,000.00	$1,021.94	$3.22	0.63%	184	366
Class R5	$1,000.00	$795.97	$1.53	$1,000.00	$1,023.43	$1.72	0.34%	184	366
The Hartford Disciplined Equity Fund
Class A	$1,000.00	$699.47	$5.97	$1,000.00	$1,018.10	$7.09	1.40%	184	366
Class B	$1,000.00	$697.30	$8.10	$1,000.00	$1,015.59	$9.61	1.90%	184	366
Class C	$1,000.00	$696.75	$9.13	$1,000.00	$1,014.36	$10.84	2.14%	184	366
Class R3	$1,000.00	$698.31	$7.03	$1,000.00	$1,016.85	$8.35	1.65%	184	366
Class R4	$1,000.00	$699.70	$5.46	$1,000.00	$1,018.71	$6.48	1.28%	184	366
Class R5	$1,000.00	$700.65	$4.23	$1,000.00	$1,020.16	$5.02	0.99%	184	366
Class Y	$1,000.00	$700.87	$3.77	$1,000.00	$1,020.69	$4.49	0.88%	184	366
The Hartford Diversified International Fund
Class A	$1,000.00	$588.00	$4.18	$1,000.00	$1,011.52	$5.30	1.57%	123	366
Class B	$1,000.00	$587.00	$6.14	$1,000.00	$1,009.05	$7.78	2.31%	123	366
Class C	$1,000.00	$587.00	$6.17	$1,000.00	$1,009.01	$7.81	2.32%	123	366
Class I	$1,000.00	$589.00	$3.46	$1,000.00	$1,012.44	$4.38	1.30%	123	366
Class R3	$1,000.00	$588.00	$5.05	$1,000.00	$1,010.43	$6.39	1.89%	123	366
Class R4	$1,000.00	$588.00	$4.38	$1,000.00	$1,011.27	$5.55	1.64%	123	366
Class R5	$1,000.00	$589.00	$3.72	$1,000.00	$1,012.11	$4.71	1.39%	123	366
Class Y	$1,000.00	$589.00	$3.47	$1,000.00	$1,012.43	$4.39	1.30%	123	366
The Hartford Dividend and Growth Fund
Class A	$1,000.00	$724.40	$4.74	$1,000.00	$1,019.63	$5.55	1.09%	184	366
Class B	$1,000.00	$721.28	$8.61	$1,000.00	$1,015.13	$10.08	1.99%	184	366
Class C	$1,000.00	$721.35	$7.97	$1,000.00	$1,015.86	$9.34	1.84%	184	366
Class I	$1,000.00	$725.67	$3.54	$1,000.00	$1,021.03	$4.14	0.82%	184	366
Class R3	$1,000.00	$723.22	$6.49	$1,000.00	$1,017.59	$7.60	1.50%	184	366
Class R4	$1,000.00	$724.37	$4.71	$1,000.00	$1,019.66	$5.52	1.09%	184	366
Class R5	$1,000.00	$725.24	$3.46	$1,000.00	$1,021.12	$4.05	0.80%	184	366
Class Y	$1,000.00	$725.62	$2.97	$1,000.00	$1,021.68	$3.48	0.69%	184	366

The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc.

Expense Example (Unaudited) — (continued)

	Actual return			Hypothetical (5% return before expenses)
			Expenses paid			Expenses paid
	Beginning	Ending	during the period	Beginning	Ending	during the period		Days
	Account	Account	April 30, 2008	Account	Account	April 30, 2008	Annualized	in the	Days
	Value	Value	through	Value	Value	through	expense	current	in the
	April 30, 2008	October 31, 2008	October 31, 2008	April 30, 2008	October 31, 2008	October 31, 2008	ratio	1/2 Year	full Year
The Hartford Equity Growth Allocation Fund
Class A	$1,000.00	$656.89	$2.89	$1,000.00	$1,021.64	$3.52	0.69%	184	366
Class B	$1,000.00	$654.15	$6.22	$1,000.00	$1,017.60	$7.59	1.50%	184	366
Class C	$1,000.00	$654.15	$6.00	$1,000.00	$1,017.88	$7.32	1.44%	184	366
Class I	$1,000.00	$657.43	$1.25	$1,000.00	$1,023.61	$1.53	0.30%	184	366
Class R3	$1,000.00	$655.80	$3.90	$1,000.00	$1,020.42	$4.76	0.94%	184	366
Class R4	$1,000.00	$656.87	$2.66	$1,000.00	$1,021.92	$3.24	0.64%	184	366
Class R5	$1,000.00	$657.43	$1.42	$1,000.00	$1,023.42	$1.73	0.34%	184	366
The Hartford Equity Income Fund
Class A	$1,000.00	$774.89	$5.15	$1,000.00	$1,019.32	$5.86	1.16%	184	366
Class B	$1,000.00	$772.10	$8.99	$1,000.00	$1,014.98	$10.23	2.02%	184	366
Class C	$1,000.00	$772.28	$8.39	$1,000.00	$1,015.66	$9.54	1.88%	184	366
Class I	$1,000.00	$776.31	$3.82	$1,000.00	$1,020.82	$4.35	0.86%	184	366
Class R3	$1,000.00	$774.22	$6.75	$1,000.00	$1,017.52	$7.68	1.51%	184	366
Class R4	$1,000.00	$775.81	$5.09	$1,000.00	$1,019.39	$5.79	1.14%	184	366
Class R5	$1,000.00	$776.38	$3.81	$1,000.00	$1,020.84	$4.34	0.85%	184	366
Class Y	$1,000.00	$776.70	$3.36	$1,000.00	$1,021.35	$3.82	0.75%	184	366
The Hartford Floating Rate Fund
Class A	$1,000.00	$804.79	$4.49	$1,000.00	$1,020.15	$5.02	0.99%	184	366
Class B	$1,000.00	$801.59	$7.92	$1,000.00	$1,016.34	$8.86	1.75%	184	366
Class C	$1,000.00	$801.58	$7.92	$1,000.00	$1,016.33	$8.87	1.75%	184	366
Class I	$1,000.00	$804.96	$3.45	$1,000.00	$1,021.30	$3.86	0.76%	184	366
Class R3	$1,000.00	$803.94	$5.65	$1,000.00	$1,018.86	$6.33	1.25%	184	366
Class R4	$1,000.00	$804.79	$4.52	$1,000.00	$1,020.12	$5.06	1.00%	184	366
Class R5	$1,000.00	$804.89	$3.86	$1,000.00	$1,020.85	$4.32	0.85%	184	366
Class Y	$1,000.00	$806.09	$3.09	$1,000.00	$1,021.71	$3.46	0.68%	184	366
The Hartford Fundamental Growth Fund
Class A	$1,000.00	$652.02	$6.01	$1,000.00	$1,017.85	$7.34	1.45%	184	366
Class B	$1,000.00	$649.77	$8.97	$1,000.00	$1,014.25	$10.96	2.17%	184	366
Class C	$1,000.00	$649.18	$9.10	$1,000.00	$1,014.08	$11.12	2.20%	184	366
Class Y	$1,000.00	$654.10	$3.96	$1,000.00	$1,020.34	$4.84	0.95%	184	366
The Hartford Global Communications Fund
Class A	$1,000.00	$566.17	$6.29	$1,000.00	$1,017.09	$8.11	1.60%	184	366
Class B	$1,000.00	$563.93	$8.64	$1,000.00	$1,014.07	$11.13	2.20%	184	366
Class C	$1,000.00	$563.45	$9.23	$1,000.00	$1,013.32	$11.89	2.35%	184	366
Class Y	$1,000.00	$567.31	$4.62	$1,000.00	$1,019.22	$5.96	1.18%	184	366
The Hartford Global Equity Fund
Class A	$1,000.00	$634.68	$6.31	$1,000.00	$1,017.41	$7.78	1.54%	184	366
Class B	$1,000.00	$631.42	$9.49	$1,000.00	$1,013.49	$11.72	2.32%	184	366
Class C	$1,000.00	$631.42	$9.52	$1,000.00	$1,013.46	$11.75	2.32%	184	366
Class I	$1,000.00	$635.04	$5.28	$1,000.00	$1,018.67	$6.52	1.29%	184	366
Class R3	$1,000.00	$632.75	$7.78	$1,000.00	$1,015.59	$9.61	1.90%	184	366
Class R4	$1,000.00	$633.72	$6.74	$1,000.00	$1,016.87	$8.32	1.64%	184	366
Class R5	$1,000.00	$634.68	$5.71	$1,000.00	$1,018.14	$7.05	1.39%	184	366
Class Y	$1,000.00	$635.04	$5.31	$1,000.00	$1,018.63	$6.56	1.29%	184	366
The Hartford Global Financial Services Fund
Class A	$1,000.00	$666.34	$6.71	$1,000.00	$1,017.07	$8.12	1.60%	184	366
Class B	$1,000.00	$664.69	$8.43	$1,000.00	$1,015.00	$10.21	2.02%	184	366
Class C	$1,000.00	$663.69	$9.79	$1,000.00	$1,013.35	$11.85	2.34%	184	366
Class Y	$1,000.00	$668.26	$4.92	$1,000.00	$1,019.23	$5.95	1.17%	184	366
The Hartford Global Growth Fund
Class A	$1,000.00	$544.88	$5.45	$1,000.00	$1,018.07	$7.12	1.41%	184	366
Class B	$1,000.00	$543.40	$7.60	$1,000.00	$1,015.28	$9.92	1.96%	184	366
Class C	$1,000.00	$542.60	$8.49	$1,000.00	$1,014.11	$11.09	2.19%	184	366
Class R3	$1,000.00	$544.14	$6.68	$1,000.00	$1,016.47	$8.73	1.72%	184	366
Class R4	$1,000.00	$544.51	$5.62	$1,000.00	$1,017.85	$7.34	1.45%	184	366
Class R5	$1,000.00	$545.45	$4.27	$1,000.00	$1,019.61	$5.58	1.10%	184	366
Class Y	$1,000.00	$546.34	$3.50	$1,000.00	$1,020.60	$4.57	0.90%	184	366

	Actual return			Hypothetical (5% return before expenses)
			Expenses paid			Expenses paid
	Beginning	Ending	during the period	Beginning	Ending	during the period		Days
	Account	Account	April 30, 2008	Account	Account	April 30, 2008	Annualized	in the	Days
	Value	Value	through	Value	Value	through	expense	current	in the
	April 30, 2008	October 31, 2008	October 31, 2008	April 30, 2008	October 31, 2008	October 31, 2008	ratio	1/2 Year	full Year
The Hartford Global Health Fund
Class A	$1,000.00	$806.73	$6.47	$1,000.00	$1,017.96	$7.23	1.43%	184	366
Class B	$1,000.00	$803.00	$10.14	$1,000.00	$1,013.88	$11.32	2.24%	184	366
Class C	$1,000.00	$804.09	$9.76	$1,000.00	$1,014.31	$10.90	2.15%	184	366
Class I	$1,000.00	$808.20	$4.96	$1,000.00	$1,019.65	$5.54	1.09%	184	366
Class R3	$1,000.00	$805.74	$8.39	$1,000.00	$1,015.83	$9.37	1.85%	184	366
Class R4	$1,000.00	$806.92	$6.13	$1,000.00	$1,018.34	$6.84	1.35%	184	366
Class R5	$1,000.00	$808.45	$4.77	$1,000.00	$1,019.85	$5.33	1.05%	184	366
Class Y	$1,000.00	$808.69	$4.31	$1,000.00	$1,020.36	$4.81	0.95%	184	366
The Hartford Global Technology Fund
Class A	$1,000.00	$624.39	$5.52	$1,000.00	$1,018.33	$6.86	1.35%	184	366
Class B	$1,000.00	$623.06	$7.82	$1,000.00	$1,015.49	$9.72	1.92%	184	366
Class C	$1,000.00	$622.18	$9.15	$1,000.00	$1,013.84	$11.36	2.25%	184	366
Class Y	$1,000.00	$626.18	$4.46	$1,000.00	$1,019.64	$5.54	1.09%	184	366
The Hartford Growth Allocation Fund
Class A	$1,000.00	$700.98	$2.57	$1,000.00	$1,022.10	$3.06	0.60%	184	366
Class B	$1,000.00	$697.94	$6.04	$1,000.00	$1,018.01	$7.18	1.42%	184	366
Class C	$1,000.00	$698.51	$5.75	$1,000.00	$1,018.35	$6.84	1.35%	184	366
Class I	$1,000.00	$701.88	$1.01	$1,000.00	$1,023.94	$1.20	0.24%	184	366
Class R3	$1,000.00	$699.26	$4.73	$1,000.00	$1,019.56	$5.62	1.11%	184	366
Class R4	$1,000.00	$701.63	$2.53	$1,000.00	$1,022.16	$3.00	0.59%	184	366
Class R5	$1,000.00	$702.04	$1.25	$1,000.00	$1,023.65	$1.49	0.29%	184	366
The Hartford Growth Fund
Class A	$1,000.00	$664.18	$5.35	$1,000.00	$1,018.70	$6.48	1.28%	184	366
Class B	$1,000.00	$662.39	$7.82	$1,000.00	$1,015.72	$9.48	1.87%	184	366
Class C	$1,000.00	$661.74	$8.24	$1,000.00	$1,015.21	$9.99	1.97%	184	366
Class I	$1,000.00	$665.71	$3.71	$1,000.00	$1,020.67	$4.50	0.89%	184	366
Class L	$1,000.00	$665.35	$4.31	$1,000.00	$1,019.95	$5.23	1.03%	184	366
Class R3	$1,000.00	$663.68	$6.47	$1,000.00	$1,017.34	$7.85	1.55%	184	366
Class R4	$1,000.00	$664.81	$5.00	$1,000.00	$1,019.12	$6.06	1.20%	184	366
Class R5	$1,000.00	$665.55	$3.82	$1,000.00	$1,020.54	$4.64	0.91%	184	366
Class Y	$1,000.00	$665.74	$3.33	$1,000.00	$1,021.13	$4.04	0.80%	184	366
The Hartford Growth Opportunities Fund
Class A	$1,000.00	$640.49	$5.58	$1,000.00	$1,018.33	$6.86	1.35%	184	366
Class B	$1,000.00	$638.31	$8.40	$1,000.00	$1,014.87	$10.33	2.04%	184	366
Class C	$1,000.00	$638.11	$8.00	$1,000.00	$1,015.36	$9.84	1.94%	184	366
Class I	$1,000.00	$642.00	$3.57	$1,000.00	$1,020.77	$4.40	0.87%	184	366
Class L	$1,000.00	$641.48	$4.21	$1,000.00	$1,020.00	$5.18	1.02%	184	366
Class R3	$1,000.00	$639.83	$6.28	$1,000.00	$1,017.46	$7.73	1.53%	184	366
Class R4	$1,000.00	$640.73	$4.93	$1,000.00	$1,019.12	$6.06	1.20%	184	366
Class R5	$1,000.00	$642.23	$3.86	$1,000.00	$1,020.42	$4.75	0.94%	184	366
Class Y	$1,000.00	$642.16	$3.26	$1,000.00	$1,021.16	$4.01	0.79%	184	366
The Hartford High Yield Fund
Class A	$1,000.00	$772.27	$5.12	$1,000.00	$1,019.35	$5.83	1.15%	184	366
Class B	$1,000.00	$770.00	$8.21	$1,000.00	$1,015.84	$9.36	1.85%	184	366
Class C	$1,000.00	$768.89	$8.43	$1,000.00	$1,015.59	$9.61	1.90%	184	366
Class I	$1,000.00	$774.97	$3.66	$1,000.00	$1,021.00	$4.17	0.82%	184	366
Class R3	$1,000.00	$771.17	$6.23	$1,000.00	$1,018.09	$7.10	1.40%	184	366
Class R4	$1,000.00	$773.86	$4.90	$1,000.00	$1,019.60	$5.58	1.10%	184	366
Class R5	$1,000.00	$774.67	$4.01	$1,000.00	$1,020.61	$4.57	0.90%	184	366
Class Y	$1,000.00	$775.10	$3.42	$1,000.00	$1,021.27	$3.89	0.77%	184	366
The Hartford High Yield Municipal Bond Fund
Class A	$1,000.00	$854.72	$1.98	$1,000.00	$1,023.00	$2.16	0.42%	184	366
Class B	$1,000.00	$850.00	$5.72	$1,000.00	$1,018.94	$6.25	1.23%	184	366
Class C	$1,000.00	$850.33	$5.55	$1,000.00	$1,019.12	$6.06	1.20%	184	366
Class I	$1,000.00	$854.69	$0.89	$1,000.00	$1,024.17	$0.97	0.19%	184	366

The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc.

Expense Example (Unaudited) — (continued)

	Actual return			Hypothetical (5% return before expenses)
			Expenses paid			Expenses paid
	Beginning	Ending	during the period	Beginning	Ending	during the period		Days
	Account	Account	April 30, 2008	Account	Account	April 30, 2008	Annualized	in the	Days
	Value	Value	through	Value	Value	through	expense	current	in the
	April 30, 2008	October 31, 2008	October 31, 2008	April 30, 2008	October 31, 2008	October 31, 2008	ratio	1/2 Year	full Year
The Hartford Income Allocation Fund
Class A	$1,000.00	$882.21	$2.75	$1,000.00	$1,022.20	$2.96	0.58%	184	366
Class B	$1,000.00	$877.85	$6.28	$1,000.00	$1,018.44	$6.75	1.33%	184	366
Class C	$1,000.00	$877.81	$6.28	$1,000.00	$1,018.44	$6.75	1.33%	184	366
Class I	$1,000.00	$882.45	$1.57	$1,000.00	$1,023.46	$1.69	0.33%	184	366
Class R3	$1,000.00	$879.61	$4.60	$1,000.00	$1,020.24	$4.94	0.97%	184	366
Class R4	$1,000.00	$880.89	$3.21	$1,000.00	$1,021.71	$3.45	0.68%	184	366
Class R5	$1,000.00	$882.38	$1.83	$1,000.00	$1,023.18	$1.97	0.39%	184	366
The Hartford Income Fund
Class A	$1,000.00	$863.18	$4.44	$1,000.00	$1,020.36	$4.82	0.95%	184	366
Class B	$1,000.00	$859.86	$7.94	$1,000.00	$1,016.59	$8.61	1.70%	184	366
Class C	$1,000.00	$860.14	$7.94	$1,000.00	$1,016.59	$8.61	1.70%	184	366
Class Y	$1,000.00	$865.30	$3.05	$1,000.00	$1,021.86	$3.30	0.65%	184	366
The Hartford Inflation Plus Fund
Class A	$1,000.00	$903.59	$4.06	$1,000.00	$1,020.86	$4.31	0.85%	184	366
Class B	$1,000.00	$899.95	$7.63	$1,000.00	$1,017.09	$8.10	1.60%	184	366
Class C	$1,000.00	$899.86	$7.63	$1,000.00	$1,017.09	$8.10	1.60%	184	366
Class I	$1,000.00	$904.98	$2.85	$1,000.00	$1,022.13	$3.03	0.60%	184	366
Class R3	$1,000.00	$900.94	$5.96	$1,000.00	$1,018.86	$6.33	1.25%	184	366
Class R4	$1,000.00	$902.90	$4.78	$1,000.00	$1,020.10	$5.08	1.00%	184	366
Class R5	$1,000.00	$904.53	$3.32	$1,000.00	$1,021.64	$3.52	0.69%	184	366
Class Y	$1,000.00	$904.15	$2.83	$1,000.00	$1,022.16	$3.00	0.59%	184	366
The Hartford International Growth Fund
Class A	$1,000.00	$519.47	$5.82	$1,000.00	$1,017.47	$7.72	1.52%	184	366
Class B	$1,000.00	$518.28	$8.38	$1,000.00	$1,014.09	$11.12	2.20%	184	366
Class C	$1,000.00	$517.48	$8.55	$1,000.00	$1,013.86	$11.35	2.24%	184	366
Class I	$1,000.00	$521.44	$3.92	$1,000.00	$1,019.97	$5.20	1.03%	184	366
Class R3	$1,000.00	$518.78	$7.06	$1,000.00	$1,015.83	$9.37	1.85%	184	366
Class R4	$1,000.00	$519.76	$5.56	$1,000.00	$1,017.81	$7.38	1.46%	184	366
Class R5	$1,000.00	$520.74	$4.18	$1,000.00	$1,019.63	$5.55	1.09%	184	366
Class Y	$1,000.00	$521.05	$3.79	$1,000.00	$1,020.14	$5.04	0.99%	184	366
The Hartford International Opportunities Fund
Class A	$1,000.00	$602.82	$6.06	$1,000.00	$1,017.56	$7.64	1.51%	184	366
Class B	$1,000.00	$601.02	$8.29	$1,000.00	$1,014.77	$10.44	2.06%	184	366
Class C	$1,000.00	$600.12	$8.97	$1,000.00	$1,013.91	$11.29	2.23%	184	366
Class I	$1,000.00	$584.70	$3.32	$1,000.00	$1,016.83	$4.23	1.00%	154	366
Class R3	$1,000.00	$601.60	$7.22	$1,000.00	$1,016.11	$9.08	1.79%	184	366
Class R4	$1,000.00	$602.84	$6.24	$1,000.00	$1,017.35	$7.85	1.55%	184	366
Class R5	$1,000.00	$603.64	$4.69	$1,000.00	$1,019.28	$5.90	1.16%	184	366
Class Y	$1,000.00	$604.43	$3.84	$1,000.00	$1,020.34	$4.84	0.95%	184	366
The Hartford International Small Company Fund
Class A	$1,000.00	$537.46	$6.08	$1,000.00	$1,017.22	$7.98	1.57%	184	366
Class B	$1,000.00	$536.27	$7.93	$1,000.00	$1,014.80	$10.40	2.05%	184	366
Class C	$1,000.00	$535.60	$9.03	$1,000.00	$1,013.36	$11.84	2.34%	184	366
Class I	$1,000.00	$538.57	$3.76	$1,000.00	$1,016.01	$4.93	1.17%	153	366
Class Y	$1,000.00	$539.38	$3.96	$1,000.00	$1,019.99	$5.19	1.02%	184	366
The Hartford LargeCap Growth Fund
Class A	$1,000.00	$671.61	$4.71	$1,000.00	$1,019.49	$5.69	1.12%	184	366
Class B	$1,000.00	$669.88	$8.38	$1,000.00	$1,015.08	$10.12	2.00%	184	366
Class C	$1,000.00	$669.16	$8.38	$1,000.00	$1,015.08	$10.12	2.00%	184	366
Class Y	$1,000.00	$672.99	$3.61	$1,000.00	$1,020.81	$4.36	0.86%	184	366
The Hartford MidCap Fund
Class A	$1,000.00	$691.86	$5.26	$1,000.00	$1,018.91	$6.28	1.24%	184	366
Class B	$1,000.00	$689.08	$8.54	$1,000.00	$1,015.02	$10.19	2.01%	184	366
Class C	$1,000.00	$689.60	$8.13	$1,000.00	$1,015.50	$9.70	1.92%	184	366
Class Y	$1,000.00	$693.22	$3.35	$1,000.00	$1,021.17	$4.00	0.79%	184	366

	Actual return			Hypothetical (5% return before expenses)
			Expenses paid			Expenses paid
	Beginning	Ending	during the period	Beginning	Ending	during the period		Days
	Account	Account	April 30, 2008	Account	Account	April 30, 2008	Annualized	in the	Days
	Value	Value	through	Value	Value	through	expense	current	in the
	April 30, 2008	October 31, 2008	October 31, 2008	April 30, 2008	October 31, 2008	October 31, 2008	ratio	1/2 Year	full Year
The Hartford MidCap Growth Fund *
Class A	$1,000.00	$621.39	$5.54	$1,000.00	$1,018.29	$6.90	1.36%	184	366
Class B	$1,000.00	$620.65	$7.29	$1,000.00	$1,016.13	$9.07	1.79%	184	366
Class C	$1,000.00	$620.76	$8.05	$1,000.00	$1,015.20	$10.00	1.98%	184	366
Class Y	$1,000.00	$623.73	$3.87	$1,000.00	$1,020.36	$4.82	0.95%	184	366
The Hartford MidCap Value Fund
Class A	$1,000.00	$653.00	$5.83	$1,000.00	$1,018.07	$7.12	1.40%	184	366
Class B	$1,000.00	$650.48	$8.27	$1,000.00	$1,015.10	$10.10	1.99%	184	366
Class C	$1,000.00	$650.48	$8.93	$1,000.00	$1,014.31	$10.89	2.15%	184	366
Class Y	$1,000.00	$654.28	$3.74	$1,000.00	$1,020.60	$4.57	0.90%	184	366
The Hartford Money Market Fund
Class A	$1,000.00	$1,007.51	$4.58	$1,000.00	$1,020.56	$4.61	0.91%	184	366
Class B	$1,000.00	$1,003.70	$8.36	$1,000.00	$1,016.78	$8.41	1.66%	184	366
Class C	$1,000.00	$1,003.81	$8.22	$1,000.00	$1,016.92	$8.28	1.63%	184	366
Class R3	$1,000.00	$1,006.26	$6.05	$1,000.00	$1,019.10	$6.08	1.20%	184	366
Class R4	$1,000.00	$1,007.81	$4.34	$1,000.00	$1,020.80	$4.37	0.86%	184	366
Class R5	$1,000.00	$1,008.91	$3.23	$1,000.00	$1,021.91	$3.25	0.64%	184	366
Class Y	$1,000.00	$1,009.34	$2.70	$1,000.00	$1,022.44	$2.72	0.54%	184	366
The Hartford Retirement Income Fund
Class A	$1,000.00	$818.77	$2.33	$1,000.00	$1,022.56	$2.60	0.51%	184	366
Class B	$1,000.00	$814.92	$5.60	$1,000.00	$1,018.96	$6.23	1.23%	184	366
Class C	$1,000.00	$815.04	$5.59	$1,000.00	$1,018.97	$6.21	1.23%	184	366
Class R3	$1,000.00	$816.96	$4.07	$1,000.00	$1,020.65	$4.53	0.89%	184	366
Class R4	$1,000.00	$817.54	$2.75	$1,000.00	$1,022.10	$3.06	0.60%	184	366
Class R5	$1,000.00	$818.96	$1.44	$1,000.00	$1,023.54	$1.60	0.32%	184	366
The Hartford Select MidCap Value Fund
Class A	$1,000.00	$700.10	$5.39	$1,000.00	$1,018.79	$6.40	1.26%	184	366
Class B	$1,000.00	$697.97	$7.55	$1,000.00	$1,016.23	$8.97	1.77%	184	366
Class C	$1,000.00	$698.39	$8.12	$1,000.00	$1,015.57	$9.63	1.90%	184	366
Class Y	$1,000.00	$701.46	$3.75	$1,000.00	$1,020.71	$4.46	0.88%	184	366
The Hartford Select SmallCap Value Fund
Class A	$1,000.00	$804.98	$6.45	$1,000.00	$1,017.98	$7.21	1.42%	184	366
Class B	$1,000.00	$801.75	$9.99	$1,000.00	$1,014.04	$11.17	2.21%	184	366
Class C	$1,000.00	$801.96	$10.25	$1,000.00	$1,013.75	$11.46	2.26%	184	366
Class Y	$1,000.00	$804.98	$5.00	$1,000.00	$1,019.58	$5.60	1.10%	184	366
The Hartford Short Duration Fund
Class A	$1,000.00	$980.96	$4.48	$1,000.00	$1,020.60	$4.57	0.90%	184	366
Class B	$1,000.00	$977.24	$8.20	$1,000.00	$1,016.83	$8.37	1.65%	184	366
Class C	$1,000.00	$976.22	$8.20	$1,000.00	$1,016.83	$8.36	1.65%	184	366
Class Y	$1,000.00	$981.51	$2.89	$1,000.00	$1,022.21	$2.95	0.58%	184	366
The Hartford Small Company Fund
Class A	$1,000.00	$699.25	$5.97	$1,000.00	$1,018.10	$7.09	1.40%	184	366
Class B	$1,000.00	$697.02	$8.46	$1,000.00	$1,015.15	$10.05	1.98%	184	366
Class C	$1,000.00	$697.02	$9.17	$1,000.00	$1,014.32	$10.88	2.15%	184	366
Class I	$1,000.00	$699.94	$4.91	$1,000.00	$1,019.35	$5.83	1.15%	184	366
Class R3	$1,000.00	$698.69	$7.04	$1,000.00	$1,016.84	$8.36	1.65%	184	366
Class R4	$1,000.00	$699.69	$5.52	$1,000.00	$1,018.63	$6.56	1.29%	184	366
Class R5	$1,000.00	$700.89	$4.26	$1,000.00	$1,020.12	$5.06	1.00%	184	366
Class Y	$1,000.00	$700.99	$3.78	$1,000.00	$1,020.68	$4.49	0.89%	184	366
The Hartford SmallCap Growth Fund
Class A	$1,000.00	$718.39	$4.89	$1,000.00	$1,019.44	$5.75	1.13%	184	366
Class B	$1,000.00	$715.93	$7.83	$1,000.00	$1,016.00	$9.20	1.82%	184	366
Class C	$1,000.00	$714.98	$8.94	$1,000.00	$1,014.70	$10.50	2.07%	184	366
Class I	$1,000.00	$718.64	$4.96	$1,000.00	$1,019.36	$5.82	1.15%	184	366
Class L	$1,000.00	$718.49	$4.77	$1,000.00	$1,019.57	$5.61	1.11%	184	366
Class R3	$1,000.00	$716.90	$6.47	$1,000.00	$1,017.59	$7.60	1.50%	184	366
Class R4	$1,000.00	$717.87	$5.52	$1,000.00	$1,018.70	$6.48	1.28%	184	366
Class R5	$1,000.00	$719.04	$4.48	$1,000.00	$1,019.91	$5.27	1.04%	184	366
Class Y	$1,000.00	$719.19	$3.78	$1,000.00	$1,020.73	$4.44	0.87%	184	366

The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc.

Expense Example (Unaudited) — (continued)

	Actual return			Hypothetical (5% return before expenses)
			Expenses paid			Expenses paid
	Beginning	Ending	during the period	Beginning	Ending	during the period		Days
	Account	Account	April 30, 2008	Account	Account	April 30, 2008	Annualized	in the	Days
	Value	Value	through	Value	Value	through	expense	current	in the
	April 30, 2008	October 31, 2008	October 31, 2008	April 30, 2008	October 31, 2008	October 31, 2008	ratio	1/2 Year	full Year
The Hartford Stock Fund
Class A	$1,000.00	$640.89	$4.66	$1,000.00	$1,019.44	$5.74	1.13%	184	366
Class B	$1,000.00	$638.10	$8.35	$1,000.00	$1,014.93	$10.28	2.03%	184	366
Class C	$1,000.00	$637.86	$8.46	$1,000.00	$1,014.80	$10.40	2.06%	184	366
Class I	$1,000.00	$639.70	$2.62	$1,000.00	$1,017.83	$3.23	0.76%	154	366
Class R3	$1,000.00	$639.63	$6.20	$1,000.00	$1,017.57	$7.63	1.50%	184	366
Class R4	$1,000.00	$640.68	$4.95	$1,000.00	$1,019.10	$6.09	1.20%	184	366
Class R5	$1,000.00	$641.45	$3.66	$1,000.00	$1,020.67	$4.50	0.89%	184	366
Class Y	$1,000.00	$642.05	$3.15	$1,000.00	$1,021.29	$3.88	0.76%	184	366
The Hartford Strategic Income Fund
Class A	$1,000.00	$802.75	$3.40	$1,000.00	$1,021.36	$3.81	0.75%	184	366
Class B	$1,000.00	$798.54	$7.29	$1,000.00	$1,017.02	$8.17	1.61%	184	366
Class C	$1,000.00	$798.95	$6.81	$1,000.00	$1,017.56	$7.63	1.51%	184	366
Class I	$1,000.00	$802.24	$2.32	$1,000.00	$1,022.56	$2.60	0.51%	184	366
Class Y	$1,000.00	$803.24	$1.95	$1,000.00	$1,022.96	$2.19	0.43%	184	366
The Hartford Target Retirement 2010 Fund
Class A	$1,000.00	$742.26	$1.49	$1,000.00	$1,023.42	$1.73	0.34%	184	366
Class B	$1,000.00	$738.95	$5.41	$1,000.00	$1,018.90	$6.28	1.24%	184	366
Class C	$1,000.00	$739.23	$5.41	$1,000.00	$1,018.91	$6.28	1.24%	184	366
Class R3	$1,000.00	$740.76	$3.66	$1,000.00	$1,020.92	$4.25	0.84%	184	366
Class R4	$1,000.00	$742.21	$1.72	$1,000.00	$1,023.15	$2.00	0.39%	184	366
Class R5	$1,000.00	$743.16	$0.32	$1,000.00	$1,024.76	$0.38	0.07%	184	366
Class Y	$1,000.00	$742.88	$0.76	$1,000.00	$1,024.25	$0.88	0.17%	184	366
The Hartford Target Retirement 2020 Fund
Class A	$1,000.00	$715.16	$1.90	$1,000.00	$1,022.91	$2.25	0.44%	184	366
Class B	$1,000.00	$712.35	$5.42	$1,000.00	$1,018.80	$6.39	1.26%	184	366
Class C	$1,000.00	$712.38	$5.34	$1,000.00	$1,018.89	$6.29	1.24%	184	366
Class R3	$1,000.00	$712.51	$3.88	$1,000.00	$1,020.60	$4.58	0.90%	184	366
Class R4	$1,000.00	$714.76	$2.21	$1,000.00	$1,022.54	$2.61	0.51%	184	366
Class R5	$1,000.00	$715.99	$0.84	$1,000.00	$1,024.14	$1.00	0.20%	184	366
Class Y	$1,000.00	$715.86	$0.79	$1,000.00	$1,024.21	$0.93	0.18%	184	366
The Hartford Target Retirement 2030 Fund
Class A	$1,000.00	$698.55	$2.08	$1,000.00	$1,022.68	$2.48	0.49%	184	366
Class B	$1,000.00	$696.81	$4.16	$1,000.00	$1,020.22	$4.95	0.98%	184	366
Class C	$1,000.00	$698.24	$5.13	$1,000.00	$1,019.08	$6.11	1.20%	184	366
Class R3	$1,000.00	$697.21	$3.64	$1,000.00	$1,020.84	$4.33	0.85%	184	366
Class R4	$1,000.00	$698.65	$2.13	$1,000.00	$1,022.62	$2.53	0.50%	184	366
Class R5	$1,000.00	$700.30	$0.85	$1,000.00	$1,024.13	$1.01	0.20%	184	366
Class Y	$1,000.00	$699.48	$0.81	$1,000.00	$1,024.18	$0.96	0.19%	184	366
The Hartford Tax-Free California Fund
Class A	$1,000.00	$874.08	$4.00	$1,000.00	$1,020.86	$4.31	0.85%	184	366
Class B	$1,000.00	$870.40	$7.51	$1,000.00	$1,017.09	$8.10	1.60%	184	366
Class C	$1,000.00	$870.82	$7.52	$1,000.00	$1,017.09	$8.10	1.60%	184	366
The Hartford Tax-Free Minnesota Fund
Class A	$1,000.00	$911.56	$4.08	$1,000.00	$1,020.86	$4.31	0.85%	184	366
Class B	$1,000.00	$909.18	$7.67	$1,000.00	$1,017.09	$8.10	1.60%	184	366
Class C	$1,000.00	$909.29	$7.67	$1,000.00	$1,017.09	$8.11	1.60%	184	366
Class L	$1,000.00	$912.62	$4.32	$1,000.00	$1,020.61	$4.56	0.90%	184	366
Class Y	$1,000.00	$913.42	$3.12	$1,000.00	$1,021.87	$3.29	0.65%	184	366
The Hartford Tax-Free National Fund
Class A	$1,000.00	$861.90	$3.97	$1,000.00	$1,020.86	$4.31	0.85%	184	366
Class B	$1,000.00	$858.59	$7.48	$1,000.00	$1,017.08	$8.11	1.60%	184	366
Class C	$1,000.00	$858.03	$7.47	$1,000.00	$1,017.09	$8.11	1.60%	184	366
Class I	$1,000.00	$863.29	$2.81	$1,000.00	$1,022.11	$3.05	0.60%	184	366
Class L	$1,000.00	$861.70	$3.74	$1,000.00	$1,021.10	$4.06	0.80%	184	366
Class Y	$1,000.00	$862.73	$2.81	$1,000.00	$1,022.11	$3.05	0.60%	184	366
The Hartford Tax-Free New York Fund
Class A	$1,000.00	$899.37	$4.05	$1,000.00	$1,020.86	$4.31	0.85%	184	366
Class B	$1,000.00	$895.90	$7.62	$1,000.00	$1,017.09	$8.11	1.60%	184	366
Class C	$1,000.00	$895.92	$7.61	$1,000.00	$1,017.10	$8.10	1.60%	184	366

	Actual return			Hypothetical (5% return before expenses)
			Expenses paid			Expenses paid
	Beginning	Ending	during the period	Beginning	Ending	during the period		Days
	Account	Account	April 30, 2008	Account	Account	April 30, 2008	Annualized	in the	Days
	Value	Value	through	Value	Value	through	expense	current	in the
	April 30, 2008	October 31, 2008	October 31, 2008	April 30, 2008	October 31, 2008	October 31, 2008	ratio	1/2 Year	full Year
The Hartford Total Return Bond Fund
Class A	$1,000.00	$903.88	$4.78	$1,000.00	$1,020.10	$5.07	1.00%	184	366
Class B	$1,000.00	$901.03	$8.12	$1,000.00	$1,016.58	$8.62	1.70%	184	366
Class C	$1,000.00	$899.69	$8.33	$1,000.00	$1,016.36	$8.84	1.74%	184	366
Class I	$1,000.00	$905.34	$3.25	$1,000.00	$1,021.72	$3.45	0.68%	184	366
Class R3	$1,000.00	$903.75	$5.98	$1,000.00	$1,018.85	$6.34	1.25%	184	366
Class R4	$1,000.00	$904.18	$4.73	$1,000.00	$1,020.16	$5.02	0.99%	184	366
Class R5	$1,000.00	$904.59	$3.31	$1,000.00	$1,021.65	$3.51	0.69%	184	366
Class Y	$1,000.00	$905.94	$2.82	$1,000.00	$1,022.17	$2.99	0.59%	184	366
The Hartford U.S. Government Securities Fund
Class A	$1,000.00	$991.18	$5.01	$1,000.00	$1,020.10	$5.08	1.00%	184	366
Class B	$1,000.00	$987.76	$8.53	$1,000.00	$1,016.54	$8.65	1.71%	184	366
Class C	$1,000.00	$987.41	$8.76	$1,000.00	$1,016.31	$8.89	1.76%	184	366
Class L	$1,000.00	$990.69	$4.30	$1,000.00	$1,020.81	$4.37	0.86%	184	366
Class Y	$1,000.00	$992.98	$3.15	$1,000.00	$1,021.97	$3.20	0.63%	184	366
The Hartford Value Fund
Class A	$1,000.00	$718.29	$5.78	$1,000.00	$1,018.40	$6.79	1.34%	184	366
Class B	$1,000.00	$716.74	$8.73	$1,000.00	$1,014.95	$10.25	2.02%	184	366
Class C	$1,000.00	$715.34	$9.16	$1,000.00	$1,014.45	$10.75	2.12%	184	366
Class I	$1,000.00	$719.90	$4.20	$1,000.00	$1,020.24	$4.94	0.97%	184	366
Class R3	$1,000.00	$717.63	$7.12	$1,000.00	$1,016.84	$8.36	1.65%	184	366
Class R4	$1,000.00	$718.09	$5.66	$1,000.00	$1,018.54	$6.65	1.31%	184	366
Class R5	$1,000.00	$719.93	$4.32	$1,000.00	$1,020.10	$5.08	1.00%	184	366
Class Y	$1,000.00	$720.16	$3.84	$1,000.00	$1,020.67	$4.51	0.89%	184	366
The Hartford Value Opportunities Fund
Class A	$1,000.00	$654.98	$5.82	$1,000.00	$1,018.09	$7.10	1.40%	184	366
Class B	$1,000.00	$653.74	$7.75	$1,000.00	$1,015.76	$9.44	1.86%	184	366
Class C	$1,000.00	$652.51	$8.93	$1,000.00	$1,014.32	$10.88	2.15%	184	366
Class I	$1,000.00	$656.47	$5.61	$1,000.00	$1,018.35	$6.84	1.35%	184	366
Class L	$1,000.00	$656.07	$4.98	$1,000.00	$1,019.11	$6.07	1.20%	184	366
Class R3	$1,000.00	$654.63	$6.82	$1,000.00	$1,016.88	$8.32	1.64%	184	366
Class R4	$1,000.00	$655.73	$5.60	$1,000.00	$1,018.37	$6.82	1.35%	184	366
Class R5	$1,000.00	$657.07	$4.37	$1,000.00	$1,019.85	$5.33	1.05%	184	366
Class Y	$1,000.00	$657.12	$4.01	$1,000.00	$1,020.28	$4.89	0.96%	184	366

*	Formerly known as The Hartford Select MidCap Growth Fund.

The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc.

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (“Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements, after an initial two year period.

At a meeting held on August 5-6, 2008, the Boards of Directors (the “Board”) of the Funds, including each of the Independent Directors, unanimously voted to approve the investment management agreement for each Fund with an agreement up for renewal with Hartford Investment Financial Services, LLC (“HIFSCO”) and the investment sub-advisory agreements between HIFSCO and each Fund’s respective sub-adviser(s) (“Sub-advisers,” and together with HIFSCO, “Advisers”) — Hartford Investment Management Company (“Hartford Investment Management”), Kayne Anderson Rudnick Investment Management, LLC, Metropolitan West Capital Management, LLC, SSgA Funds Management, Inc., and Wellington Management Company, LLP (collectively, the “Agreements”). In the months preceding this meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. In addition, the Board received in-person presentations about each Fund and the related Agreements by Fund officers and representatives of HIFSCO at the Board’s meetings on June 24-25, 2008 and August 5-6, 2008. In considering the approval of the Agreements, the Board also took into account information provided to the Board at its meetings throughout the year, including reports on Fund performance, compliance, shareholder services, and the other services provided to the Funds by the Advisers, and their affiliates.

In considering the renewal of the Agreements, the Independent Directors were advised by independent legal counsel. In addition, the Independent Directors engaged two service providers to assist them with evaluating the Agreements with respect to each Fund. Lipper, Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how each Fund’s management fees, administrative fees, overall expense ratios, and investment performance compared to those of mutual funds with similar investment objectives in various peer groups (“Peer Funds”). The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating each Fund’s management fees, sub-advisory fees, administrative fees, overall expense ratios and investment performance.

The Board considered the Agreements for each Fund at the June and August meetings. In determining to continue the Agreements for each Fund, the Board determined that the proposed management fee structure for each Fund was fair and reasonable and that continuation of the Agreements was in the best interests of each Fund and its shareholders. In determining to re-approve the Agreements, the Board considered the following categories of material factors, among others, relating to the Agreements.

Nature, Extent And Quality Of Services

The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Funds by the Advisers. The Board considered, among other things, the terms of the Agreements, the range of services provided, and the Advisers’ organizational structure, systems and personnel. The Board received information on the experience of senior management and relevant investment and other personnel of the Advisers, and the adequacy of the time and attention devoted by them to the Funds. The Board considered each Adviser’s reputation and overall financial strength, as well as its commitment to expand the resources devoted to supporting Fund operations and to continuously evaluate whether additional support is needed, particularly in light of increased regulatory requirements and other developments. In addition, the Board considered the quality of each Adviser’s communications with the Board, and responsiveness to Board inquiries.

The Board also requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Funds’ Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. In doing so, the Board noted the Advisers’ support of the Funds’ compliance control structure, particularly the resources devoted by the Advisers in support of the Funds’ obligations pursuant to Rule 38a-1 under the 1940 Act.

With respect to HIFSCO, the Board noted that under the Agreements, HIFSCO is responsible for the management of each Fund, including overseeing fund operations and service providers, and provides administrative services to the Funds as well as investment advisory services in connection with selecting, monitoring and supervising Sub-advisers. The Board considered that HIFSCO or its affiliates are responsible for providing the Funds’ officers and paying their salaries and expenses. In addition, the Board considered the nature and quality of the services provided to the Funds and their shareholders by HIFSCO’s affiliates.

With respect to the Sub-advisers, who provide day-to-day portfolio management services, the Board considered the quality of each Sub-adviser’s investment personnel, their ability to attract and retain qualified investment professionals, their investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Funds by HIFSCO and each of the Sub-advisers.

Performance of the Funds, HIFSCO, and the Sub-Advisers

The Board considered the investment performance of each Fund. In this regard, the Board considered information and materials provided to the Board from HIFSCO and Lipper comparing each Fund’s short-term and long-term investment performance over various periods of time with appropriate benchmark indices, and with a performance universe of funds selected by Lipper. This information included performance reports (provided by Lipper and HIFSCO) and discussions with portfolio managers and other representatives of the Sub-advisers at Board meetings throughout the year, as well as the information provided especially for the annual contract review. The Board also considered the analysis provided by the Consultant relating to each Fund’s performance track record. The Board considered HIFSCO’s cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Funds at periodic meetings throughout the year.

The Board reviewed the performance of each Fund over the different time periods presented in the materials and evaluated each Adviser’s analysis of the Funds’ performance for these time periods, with specific attention to information indicating underperformance of certain Funds for specific time periods relative to a peer group or benchmark, and the causes for such underperformance. In evaluating the performance of each Fund, the Board also considered whether the Fund had been in operation for a sufficient time period to establish a meaningful performance track record. The Board also noted HIFSCO’s initiatives over the course of the year to improve Fund performance, including management’s action to institute portfolio manager changes for several Funds.

Based on these considerations, the Board concluded with respect to each Fund that the Fund’s performance over time has been satisfactory, and that it had continued confidence in HIFSCO’s and the Sub-advisers’ overall capabilities to manage each Fund.

Costs of the Services and Profitability

The Board reviewed information regarding HIFSCO’s cost to provide investment management and related services to the Funds and HIFSCO’s profitability, both overall and for each Fund, on a pre-tax basis without regard to distribution expenses. The Board considered the fact that HIFSCO has subsidized certain of the Funds’ fees and total operating expenses through expense limitations and contractual fee waivers. The Board also requested and reviewed information about the profitability to HIFSCO and its affiliates from all services provided to the Funds and all aspects of their relationship with the Funds.

With respect to those Funds which are sub-advised by Hartford Investment Management, an affiliate of HIFSCO, the Board considered the costs and profitability information for HIFSCO and Hartford Investment Management in the aggregate. The Board also requested and received information relating to the operations and profitability of the other Sub-advisers. In evaluating such Sub-advisers’ profitability with respect to the Funds, the Board considered primarily HIFSCO’s and the Sub-advisers’ representations that HIFSCO had negotiated the sub-advisory fees at arm’s-length, and the Sub-advisers’ representations that the fees charged to HIFSCO were comparable to fees charged by the Sub-advisers to similar clients.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Funds would not be excessive.

Comparison of Fees and Expenses

The Board considered comparative information with respect to the investment management fees to be paid by each Fund to HIFSCO, and the total expense ratios of each Fund. In this regard, the Board requested and reviewed information from HIFSCO and each Sub-adviser relating to the management fees and total operating expenses, for each Fund. The Board also reviewed written materials from Lipper providing comparative information about each Fund’s management fees, and total expense ratios relative to those of peer groups. While the Board recognized that comparisons between the Funds and Peer Funds are imprecise, given the differing service levels and characteristics of mutual funds, and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of each Fund’s fees and expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to each Fund’s management fees and total operating expenses.

In considering the renewal of the Agreements, the Board noted in particular its agreement with HIFSCO with respect to the following matters (i) new permanent reductions in contractual management fees and additional management fee breakpoints with respect to certain Funds; (ii) the termination of the voluntary management fee waiver with respect to Equity Income Fund; and (iii) changes to the contractual expense limitation for certain Funds. In its deliberations, the Board gave significant weight to each Fund’s overall expense ratio, net of these revisions. HIFSCO agreed to the following fee revisions, each effective November 1, 2008:

•	Permanent breakpoint reductions:

HIFSCO agreed to implement permanent breakpoints to the following Funds’ fee schedules to reduce management fees by 0.0025% on assets over $5 billion and an additional 0.0025% on assets over $10 billion: Advisers Fund, Balanced Income Fund, Capital Appreciation Fund, Capital Appreciation II Fund, Disciplined Equity Fund, Dividend and Growth Fund, Equity Income Fund, Fundamental Growth Fund, Global Communications Fund, Global Equity Fund, Global Financial Services Fund, Global Growth Fund, Global Health Fund, Global Technology Fund, Growth Fund, Growth Opportunities Fund, International Growth Fund, International Opportunities Fund, International Small Company Fund, MidCap Fund, MidCap Value Fund, Select SmallCap Value Fund, Stock Fund, Value Fund and Value Opportunities Fund.

HIFSCO has agreed to implement permanent breakpoints to the following Funds’ fee schedules to reduce management fees by 0.02% on assets over $5 billion and an additional 0.01% on assets over $10 billion: LargeCap Growth Fund, MidCap Growth Fund, Select MidCap Value Fund, Small Company Fund, SmallCap Growth Fund, Equity Growth Allocation Fund, Growth Allocation Fund, Balanced Allocation Fund, Conservative Allocation Fund and Income Allocation Fund.

•	Disciplined Equity Fund: In addition to the new breakpoints described above, HIFSCO agreed to permanently reduce its contractual management fee by 0.05% at the first breakpoint and by 0.025% at all other breakpoints. In addition, HIFSCO has agreed to revise its contractual fee waiver by 0.05%.

•	Equity Income Fund: HIFSCO eliminated its 0.05% contractual management fee waiver.

•	MidCap Value Fund: In addition to the new breakpoints described above, HIFSCO has agreed to permanently reduce its contractual management fee by 0.05% on assets over $500 million at the first breakpoint and by 0.025% on assets over $1 billion at all other breakpoints. In addition, HIFSCO has agreed to revise its contractual fee waiver by 0.05%

•	Short Duration Fund: HIFSCO agreed to permanently reduce its contractual management fee by 0.05% at all breakpoints.

•	Tax-Free California Fund: HIFSCO agreed to permanently reduce its contractual management fee by 0.05% at all breakpoints.

•	Tax-Free Minnesota Fund: HIFSCO agreed to permanently reduce its contractual management fee by 0.05% at all breakpoints.

•	Tax-Free National Fund: HIFSCO agreed to permanently reduce its contractual management fee by 0.05% at all breakpoints.

•	Tax-Free New York Fund: HIFSCO agreed to permanently reduce its contractual management fee by 0.05% at all breakpoints.

The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc.

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) — (continued)

•	Value Opportunities Fund: In addition to the new breakpoints described above, HIFSCO has agreed to permanently reduce its contractual management fee by 0.10% on assets over $100 million and by 0.05% on assets between $150 million and $4.75 billion. In addition, HIFSCO has agreed to revise its contractual fee waiver by 0.05%.

Based on these considerations, and the information about quality of services, profitability, economies of scale, and other matters discussed, the Board concluded that each Fund’s fees and total operating expenses are reasonable.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Funds, and whether the fee levels reflect these economies of scale for the benefit of each Fund’s investors. With respect to HIFSCO, the Board considered representations from HIFSCO that it is difficult to anticipate whether and the extent to which economies may be realized by HIFSCO as assets grow over time. The Board reviewed the breakpoints in the advisory fee schedule for each Fund, which reduces fees as Fund assets grow over time. The Board recognized that Funds with assets beyond the last breakpoint level continue to benefit from economies of scale, because additional assets are charged the lowest breakpoint fee, resulting in lower overall effective management fee rates. The Board considered that certain Funds may achieve some economies as certain fixed expenses are spread over a larger asset base, noting that there is no precise way to measure such economies, and that certain expenses do not necessarily decrease as assets increase. The Board also considered that expense limitations and fee waivers that reduce Fund expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders, and that a schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale.

The Board reviewed and evaluated materials from Lipper showing how management fee schedules of Peer Funds reflect economies of scale for the benefit of investors as a Peer Fund’s assets hypothetically increase over time. Based on information provided by HIFSCO, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints, or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of each Fund’s investors, based on currently available information and the effective advisory fees and expense ratios for the Funds at their current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Funds.

The Board reviewed information noting that Hartford Life, Inc. (“Hartford Life”), an affiliate of HIFSCO, receives fees for fund accounting and related services from the Funds, and the Board considered information on expected profits to Hartford Life or its affiliates for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Funds’ transfer agent and an affiliate of HIFSCO, receives transfer agency compensation from the Funds, and the Board reviewed information on the expected profitability of the Funds’ transfer agency function to HASCO. The Board noted that HASCO is a recognized leader in providing high quality services to Fund shareholders, and has received five consecutive mutual fund Dalbar service awards. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Funds are reasonable and in line with industry standards.

The Board also considered that, as principal underwriter of the Funds, HIFSCO receives 12b-1 fees from the Funds and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HIFSCO distribute shares of the Funds and receive compensation in that connection.

The Board considered benefits to the Sub-advisers from their proposed use of the Funds’ brokerage commissions to obtain soft dollar research, and representations from HIFSCO and the Sub-advisers that the Sub-advisers would not be making any revenue-sharing payments or any other type of distribution payments to HIFSCO or its affiliates.

The Board considered the benefits to shareholders of being part of the Hartford family of Funds, including the right to exchange investments between the same class of Funds without a sales charge, the ability to reinvest Fund dividends into other Funds in the family and to combine holdings in other Funds to obtain a reduced sales charge. The Board considered HIFSCO’s efforts to provide investors in the family with a broad range of investment styles and asset classes, and its entrepreneurial risk in initiating new Funds to expand these opportunities for shareholders.

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Funds and their shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

The Hartford Diversified International Fund

At a meeting held on February 6, 2008, the Board of Directors (the “Board”), including each of the Independent Directors, unanimously voted to approve an investment management agreement between The Hartford Mutual Funds, Inc., on behalf of its series, The Hartford Diversified International Fund (the “Fund”) and Hartford Investment Financial Services, LLC (“HIFSCO”), and an investment sub-advisory agreement between HIFSCO and the Fund’s sub-adviser, Wellington Management Company, LLP (“Wellington Management”) (collectively, the “Agreements”). In advance of the February meeting, the Board requested, received, and reviewed written responses from HIFSCO and Wellington Management to questions posed to them on behalf of the Independent Directors and supporting materials related to those questions and responses (the “Adviser Materials”). In addition, the Board’s Investment Committee received in-person presentations from representatives of HIFSCO and Wellington Management regarding the Fund and the proposed investment strategy.

The Board determined that the Agreements were fair and reasonable and in the best interests of the Fund and its shareholders. The Board considered the following categories of material factors, among others, relating to the Agreements.

Nature, Extent and Quality of Services

The Board considered information and data concerning the nature, extent and quality of the services to be provided to the Fund by HIFSCO and Wellington Management. The Board considered, among other things, the terms of the Agreements, the range of services to be provided, and HIFSCO’s and Wellington Management’s organizational structure, systems and personnel. The Board considered HIFSCO’s and Wellington Management’s reputation, and the Board’s past experience with Wellington Management as sub-adviser for other Hartford-sponsored funds.

The Board also considered information previously provided by HIFSCO and Wellington regarding their compliance policies and procedures and compliance history, and received a representation from HIFSCO that the written compliance policies and procedures of HIFSCO and Wellington Management are reasonably designed to prevent violations of the federal securities laws. In addition, the Board considered HIFSCO’s representation that the addition of the Fund would not cause material changes in the current compliance programs.

With respect to the day-to-day portfolio management services to be provided by Wellington Management, the Investment Committee met with members of the proposed portfolio team. The Board considered Wellington Management’s investment philosophy and process (and adherence to that philosophy and process), and its investment research capabilities and resources, performance record, and experience. The Board recognized that HIFSCO would be responsible for the overall management of the Fund and providing investment advisory services in connection with selecting, monitoring and supervising the Fund’s sub-adviser, and that HIFSCO had recommended to the Board that Wellington Management be appointed as the sub-adviser to the Fund.

In considering this information, the Board evaluated not only the information presented to the Board and the Investment Committee in connection with its consideration of the Agreements, but also the Board’s experience through past interactions with HIFSCO and Wellington Management. Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services to be provided to the Fund by HIFSCO and Wellington Management.

Performance of Wellington Management

The Board considered the investment performance of Wellington Management and its portfolio management team. As Wellington Management did not have a performance track record with respect to the investment strategies substantially similar to the strategies of the Fund, HIFSCO and Wellington Management presented hypothetical historical investment performance results with respect to the investment strategies that would be used to manage the Fund. This information included a report showing hypothetical historical investment performance results with respect to the investment strategies versus the performance of appropriate benchmarks. HIFSCO and Wellington Management also provided additional information about the broad range of the portfolio management team’s investment experience and their investment philosophy and process.

Based on these considerations, the Board concluded that while there could be no guarantee of future results, the Board was satisfied that HIFSCO and Wellington Management have the capability of providing satisfactory investment performance for the Fund.

Costs of the Services and Profitability

In considering the proposed advisory and sub-advisory fee schedules for the Fund, the Board reviewed information regarding HIFSCO’s estimated costs to provide investment management and related services to the Fund and the estimated profitability to HIFSCO and its affiliates from all services to be provided to the Fund and all aspects of their relationships with the Fund. In evaluating HIFSCO’s estimated profitability, the Board considered HIFSCO’s representation that the level of estimated profitability was fair and appropriate based on the nature and quality of the services provided to shareholders, and noted that HIFSCO had negotiated the sub-advisory fees with Wellington at arm’s-length. The Board also noted that the actual profitability of the Fund to HIFSCO and Wellington Management would depend on the growth of assets under management. The Board concluded that the profits anticipated to be realized by HIFSCO, its affiliates and Wellington Management from their relationships with the Fund would not be excessive.

Comparison of Fees and Expenses

The Board considered comparative information with respect to the investment management fees to be paid by the Fund to HIFSCO. In this regard, the Board received information from HIFSCO relating to the management fees, and total operating expenses for the Fund. The Board also reviewed information comparing the Fund’s management fees and total operating expenses to those of a peer universe of funds identified by Lipper Inc., an independent provider of investment company data (“Lipper”). In considering the reasonableness of the Fund’s fees and total expense ratios, the Board considered that, according to the information provided by Lipper, the proposed management fee for the Fund is below the Lipper peer group average, and that the Fund’s total expenses are in line with the Lipper peer group average. Based on these considerations, and the information about quality of services, profitability, and other matters discussed above, the Board concluded that the Fund’s management fee and sub-advisory fee are reasonable.

Economies of Scale

The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of Fund investors. The Board reviewed the breakpoints in HIFSCO’s management fee schedule. The Board considered HIFSCO’s representations that the Fund could be expected to achieve some economies of scale as assets in the Fund grow. The Board also considered the breakpoints in the Fund’s sub-advisory fee schedule and how any benefits from economies of scale would be realized by the various parties. The Board reviewed relevant information included in the Adviser Materials regarding comparative breakpoint information for other funds in the Fund’s peer group. Based on these considerations, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s investors. The Board noted, however, that it would review future growth in Fund assets and the appropriateness of the breakpoints as part of its future annual review of the Agreements.

The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc.

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) — (continued)

Other Benefits

The Board considered other benefits to HIFSCO from its relationship with the Fund. The Board considered information in the Adviser Materials about HIFSCO affiliates that will provide services to the Fund and their anticipated benefits from their relationships with the Fund. The Board also considered that the following companies, which are affiliates of HIFSCO, provide services to the Fund and receive compensation from the Fund:

Arrow Pointing Right	HIFSCO serves as the Fund’s principal underwriter and receives 12b-1 fees from the Fund.

Arrow Pointing Right	Hartford Life Insurance Company provides fund accounting services to the Fund and receives a fee from the Fund for these services.

Arrow Pointing Right	Hartford Administrative Services Company, the Fund’s transfer agent, receives transfer agency compensation from the Fund.

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session with independent legal counsel to review the relevant materials and consider their responsibilities under relevant laws and regulations.

The Hartford Select SmallCap Value Fund

On October 3, 2008, Wells Fargo & Company (“Wells Fargo”) agreed to acquire Wachovia Corporation (“Wachovia”). Wachovia is the parent company of Metropolitan West Capital Management, LLC (“MetWest Capital”), a sub-adviser to The Hartford Select SmallCap Value Fund (the “Fund”). In connection with this transaction, Wachovia issued preferred shares representing approximately a 40% voting interest in Wachovia to Wells Fargo. Due to its ownership of preferred shares, Wells Fargo may be deemed to control MetWest Capital. If Wells Fargo is deemed to control MetWest Capital, then the existing investment sub-advisory agreement between Hartford Investment Financial Services, LLC (“HIFSCO”) and MetWest Capital (the “Original Agreement”) with respect to the Fund would have terminated automatically in connection with the issuance of preferred shares. To address this possibility, at a special telephonic meeting held on October 20, 2008, in reliance on Rule 15a-4 under the Investment Company Act of 1940, as amended, the Board of Directors (the “Board”), including each of the Independent Directors, unanimously voted to terminate the Original Agreement and approve an interim investment sub-advisory agreement between HIFSCO and MetWest Capital (the “Interim Agreement”) with respect to the Fund. The Interim Agreement became effective upon the issuance of the preferred shares and was in effect until the Board’s formal approval of a new investment sub-advisory agreement at an in-person meeting held on November 6, 2008 (the “New Agreement”).

In approving the Interim Agreement, the Board relied on information previously provided by HIFSCO and MetWest Capital in connection with the annual contract review on August 5-6, 2008, and the information provided to the Board at the October 20, 2008 meeting, including information relating to the nature, extent, and quality of the services to be provided by HIFSCO and MetWest Capital; the investment performance of the Fund and MetWest Capital; the costs of the services to be provided and profitability of HIFSCO and MetWest Capital; comparisons of fees and services provided by HIFSCO and MetWest Capital; and the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of Fund investors. The Board noted that the Interim Agreement was expected to be substantially identical to the New Agreement, including in each case with respect to fees payable to MetWest Capital. The Board also noted the assurances by MetWest Capital to HIFSCO that the transaction will in no way effect the day-to-day management of the Fund or the personnel responsible for the management of the Fund, and that the sub-advisory services provided by MetWest Capital will not change in any material way as a result of the change of control.

Based on these considerations, the Board concluded that it is in the best interests of the Fund and its shareholders to approve the Interim Agreement. The Board based its decision to approve the Interim Agreement on the totality of the circumstances and other relevant factors. In connection with their deliberations, the Independent Directors were advised by independent legal counsel and fund counsel, and considered their responsibilities under relevant laws and regulations.

Annual Report October 31, 2008

• Manager Discussion
• Financials

Please note that the responses to the questions: How did the Fund perform?, Why did the Fund perform this way?, and, What is the outlook?, represent the views of the portfolio manager.

The Hartford Global Enhanced Dividend Fund

Table
of
Contents

Manager Discussion (Unaudited)	1
The Hartford Global Enhanced Dividend Fund Financial Statements
Schedule of Investments at October 31, 2008	3
Statement of Assets and Liabilities at October 31, 2008	9
Statement of Operations for the Period from November 28, 2007 to October 31, 2008	10
Statement of Changes in Net Assets for the Period from November 28, 2007 to October 31, 2008	11
Notes to Financial Statements	12
Financial Highlights	19
Report of Independent Registered Public Accounting Firm	20
Directors and Officers (Unaudited)	21
How to Obtain a Copy of the Fund’s Proxy Voting Policy and Proxy Voting Records (Unaudited)	23
Quarterly Portfolio Holdings Information (Unaudited)	23
Federal Income Tax Information (Unaudited)	24
Expense Example (Unaudited)	25

The Hartford Global Enhanced Dividend Fund
(subadvised by Hartford Investment Management Company)

Performance Overview(1) 11/28/07 - 10/31/08
Growth of a $10,000 investment in Class A which includes Sales Charge
MSCI World Value Index is a broad-based, unmanaged, market capitalization weighted, total return index that measures the performance of both developed and emerging stock markets, excluding the U.S. The index is calculated to exclude companies and share classes which cannot be freely purchased by foreigners.
You cannot invest directly in an index.
Investment objective – Seeks a high level of current
income. Capital appreciation is a secondary objective.
Average Annual Total Returns(2,3) (as of 10/31/08)

	Inception	Since
	Date	Inception

Global Enhanced Dividend A#	11/28/07	-32.37%
Global Enhanced Dividend A##	11/28/07	-36.09%
Global Enhanced Dividend B#	11/28/07	-32.86%
Global Enhanced Dividend B##	11/28/07	-36.22%
Global Enhanced Dividend C#	11/28/07	-32.86%
Global Enhanced Dividend C##	11/28/07	-33.53%
Global Enhanced Dividend I#	11/28/07	-32.24%
Global Enhanced Dividend R3#	11/28/07	-32.60%
Global Enhanced Dividend R4#	11/28/07	-32.44%
Global Enhanced Dividend R5#	11/28/07	-32.29%
Global Enhanced Dividend Y#	11/28/07	-32.24%
#	Without sales charge

##	With sales charge
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Classes B, C, I, R3, R4, R5 and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

(2)	The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.

(3)	Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2008, which excludes investment transactions as of this date.
The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Portfolio Manager
Paul Bukowski
Vice President

How did the Fund perform?
The Class A shares of The Hartford Global Enhanced Dividend Fund returned -32.37%, before sales charge, for the eleven-month period ended October 31, 2008, outperforming its benchmark, the MSCI World Value Index, which returned -38.89% for the same period.
Why did the Fund perform this way?
During the period, the Fund’s outperformance relative to its benchmark was driven by strong security selection. Favorable security selection in the Materials, Financials, Health Care, Industrials and Technology sectors more than offset weak security selection in the Telecommunications and Consumer Discretionary sectors. With regard to sector allocation, the Fund’s underweight to Financial stocks and overweight to Consumer Staples stocks added to performance, while the Fund’s underweight to Health Care and overweight to Technology stocks detracted from performance. From a country perspective, the Fund benefited from stock selection within the United States and Canada, while poor selection within Japan and an overweight to stocks in the Netherlands detracted from performance.
Among the largest contributors to returns relative
(i.e. performance of the Fund as measured against the benchmark) to the benchmark were an overweight (i.e. the Fund’s sector position was greater than the benchmark position) in Fording Coal (Fording) and an underweight (i.e. the Fund’s sector position was less than the benchmark position) in American International Group (AIG). Fording posted strong results from its mining operations throughout the year. As for AIG, we benefited from not holding the stock while the stock plunged. AIG posted very poor results and the company almost went bankrupt before the U.S. government provided an extensive rescue plan to support the company.
Among the largest detractors to returns relative to the benchmark were an overweight in BT Group (BT) and Entercom Communications (Entercom). BT (Telecommunications) shares have

1

fallen as the company posted poor results. BT’s top line revenues have declined while cost cutting measures have been slower than anticipated, both weighing on BT’s profitability. Entercom’s (Consumer Discretionary) stock dropped in concert with poor third quarter results and poor future guidance.
What is the outlook?
The environment for stocks changed dramatically in the latter months of the period. The last few weeks of September were particularly unnerving as the financial crisis began to unravel in earnest. Concerns of a long and deep recession may lead investors to believe the situation will not stabilize soon, which would not bode well for stocks. On a relative basis, we believe the stressful environment will eventually benefit the high quality, reasonably priced stocks with sound fundamentals that we favor.
The portfolio’s current top relative holdings include GlaxoSmithKline and Total S.A. Both companies have attractive dividend yields relative to their industry and have good business fundamentals.
Our team invests in companies that we believe have compelling yields along with sound fundamentals. When assessing the company’s fundamentals, we weigh more than 80 fundamental characteristics across four broad categories, including business behavior, management behavior, valuation and investor behavior.
We are committed to our belief that, for long term success, the best approach is to remain fully invested and build the portfolio from the bottom-up (i.e. stock by stock fundamental research) based on company-specific fundamentals.
Diversification by Industry – Long Positions
as of October 31, 2008

Percentage of
Industry	Net Assets
Automobiles & Components	1.8%
Banks	14.4
Basic Materials	0.4
Capital Goods	7.9
Commercial & Professional Services	1.6
Consumer Durables & Apparel	2.4
Consumer Services	1.2
Diversified Financials	6.8
Energy	18.7
Food & Staples Retailing	0.8
Food, Beverage & Tobacco	9.6
Health Care	0.1
Health Care Equipment & Services	0.8
Insurance	7.4
Materials	4.6
Media	3.4
Pharmaceuticals, Biotechnology & Life Sciences	11.2
Real Estate	4.7
Retailing	0.5
Semiconductors & Semiconductor Equipment	2.2
Software & Services	3.9
Technology Hardware & Equipment	3.0
Telecommunication Services	10.0
Transportation	1.4
Utilities	9.9
Short-Term Investments	2.8

Total Long Positions	131.5
Short Positions	(32.7)
Other Assets and Liabilities	1.2

Total	100.0%

Diversification by Industry – Securities Sold Short
as of October 31, 2008

Percentage of
Industry	Net Assets
Automobiles & Components	0.2%
Banks	1.2
Capital Goods	2.1
Commercial & Professional Services	0.5
Consumer Durables & Apparel	0.7
Consumer Services	1.0
Consumer Staples	0.4
Diversified Financials	0.9
Energy	3.8
Food & Staples Retailing	0.7
Food, Beverage & Tobacco	1.3
Health Care Equipment & Services	0.4
Insurance	0.1
Materials	1.6
Media	1.2
Pharmaceuticals, Biotechnology & Life Sciences	2.7
Real Estate	1.7
Retailing	0.4
Semiconductors & Semiconductor Equipment	0.8
Services	0.3
Software & Services	2.9
Technology Hardware & Equipment	1.8
Telecommunication Services	3.1
Transportation	1.0
Utilities	2.0

Total	32.7%

Diversification by Country – Long Positions
as of October 31, 2008

Percentage of
Country	Net Assets
Australia	0.8%
Belgium	0.3
Brazil	0.2
Canada	5.6
Chile	1.9
China	0.1
Finland	0.4
France	6.3
Germany	1.2
Greece	0.3
India	0.5
Ireland	0.6
Italy	0.7
Japan	5.3
Mexico	0.4
Netherlands	2.8
Norway	0.7
Panama	0.2
Portugal	0.1
Spain	2.1
Sweden	1.2
Switzerland	1.4
Taiwan	1.7
United Kingdom	12.3
United States	81.6
Short-Term Investments	2.8

Total Long Positions	131.5
Short Positions	(32.7)
Other Assets and Liabilities	1.2

Total	100.0%

Diversification by Country – Securities Sold Short
as of October 31, 2008

Percentage of
Country	Net Assets
Canada	0.9%
China	0.1
Hong Kong	0.4
United States	31.3

Total	32.7%

2

The Hartford Global Enhanced Dividend Fund

Schedule of Investments
October 31, 2008
(000’s Omitted)

		Market
Shares		Value (W)
LONG POSITIONS — 131.5% COMMON STOCK — 128.7%
	Automobiles & Components — 1.8%
3	Honda Motor Co., Ltd. ADR #	$79
4	Nissan Motor Co., Ltd. ADR #	40

		119

	Banks — 14.4%
—	ABN Amro Holding N.V. ADR (D)#	19
2	Allied Irish Banks plc ADR #	18
1	Ameris Bancorp #	7
—	Astoria Financial Corp. #	7
5	Banco Bilboa Vizcaya – SP ADR #	54
1	Banco de Chile ADR #	37
2	Banco Latinoamericano de Exportaciones S.A. ADR Class E #	16
1	Banco Santander Chili S.A. ADR #	28
8	Banco Santander S.A. ADR #	90
2	Barclays Bank plc ADR #	16
1	BB&T Corp. #	19
1	Canadian Imperial Bank of Commerce #	25
5	Centerline Holding Co. #	3
1	Central Pacific Financial Corp. #	8
1	Citizens Republic Bancorp, Inc. #	4
—	Comerica, Inc. #	14
1	Corpbanca S.A. ADR #	20
1	Fifth Third Bankcorp #	10
1	First Commonwealth Financial Corp. #	9
—	First Financial Holdings #	9
1	First Niagara Financial Group, Inc. #	12
—	FirstMerit Corp. #	10
1	FNB Corp. #	8
—	Fulton Finance Corp. #	4
2	Huntington Bancshares, Inc. #	17
1	Irwin Financial Corp. #	3
2	Lloyd’s TSB Group plc ADR #	23
25	Mitsubishi UFJ Financial Group, Inc. ADR #	155
5	Mizuho Financial Group, Inc. ADR #	24
2	National Bank of Greece S.A. ADR #	10
2	New York Community Bancorp, Inc. #	25
2	Popular, Inc. #	14
1	Provident Bankshares Corp. #	11
1	Regions Financial Corp. #	15
1	Royal Bank of Canada #	51
1	South Financial Group, Inc. #	7
1	Synovus Financial Corp. #	8
1	Toronto-Dominion Bank ADR #	50
2	Wachovia Corp. #	14
1	Wells Fargo & Co. #	42
1	Westpac Banking Corp. ADR #	56

		972

	Basic Materials — 0.4%
2	RPM International, Inc. #	29

	Capital Goods — 7.9%
2	Babcock & Brown Air Ltd. #	16
2	Briggs & Stratton Corp. #	37
6	General Electric Co. #	119
4	Genesis Lease Ltd. ADR #	24
3	Insteel Industries, Inc. #	27
3	LSI Industries, Inc. #	21
9	Masco Corp. #	87
2	PACCAR, Inc. #	61
3	Tomkins plc ADR #	18
3	Toro Co. #	90
—	Watsco, Inc. #	16
6	Xerium Technologies, Inc. #	21

		537

	Commercial & Professional Services — 1.6%
1	Corporate Executive Board Co. #	35
2	Deluxe Corp. #	29
—	Kimball International, Inc. #	1
5	Steelcase, Inc. #	45

		110

	Consumer Durables & Apparel — 2.4%
1	Cherokee, Inc. #	18
1	D.R. Horton, Inc. #	4
—	KB Home #	6
8	Leggett & Platt, Inc. #	133
1	Lennar Corp. #	4

		165

	Consumer Services — 1.2%
1	Carnival plc ADR #	32
1	McDonald’s Corp. #	48

		80

	Diversified Financials — 6.8%
4	Advance America Cash Advance Centers, Inc. #	11
2	Advanta Corp. Class B #	9
4	Allied Capital Corp. #	29
2	American Capital, Ltd. #	30
3	Ares Capital Corp. #	24
1	Bank of America Corp. #	27
6	Compass Diversified Holdings #	74
2	Federated Investors, Inc. #	47
1	Gladstone Capital Corp. #	10
1	Gladstone Investment Corp. #	7
3	Hercules Technology Growth #	22
4	ING Groep N.V. ADR #	34
1	JP Morgan Chase & Co. #	41
9	MCG Capital Corp. #	7
3	Patriot Capital Funding Inc. #	14
3	Prospect Capital Corp. #	34
1	QC Holdings, Inc. #	9
9	TICC Capital Corp. #	33

		462

	Energy — 18.7%
—	Arlington Tankers Ltd. #	5
4	BP plc ADR #	216
1	Chevron Corp. #	74
1	ConocoPhillips Holding Co. #	30
1	Diamond Offshore Drilling, Inc. #	50
3	Enerplus Resources Fund #	77
1	Exxon Mobil Corp. #	81
2	Frontline Ltd. #	60
2	General Maritime Corp. #	31
1	Knightsbridge Tankers Ltd. ADR #	17
1	Mariner Energy, Inc. (D)#	19
4	Pengrowth Energy Trust #	50
1	Petroleo Brasileiro S.A. ADR #	11

The accompanying notes are an integral part of these financial statements.

   3

The Hartford Global Enhanced Dividend Fund

Schedule of Investments — (continued)
October 31, 2008
(000’s Omitted)

		Market
Shares		Value (W)
LONG POSITIONS — (continued) COMMON STOCK — (continued)

	Energy — (continued)
6	Precision Drilling Trust #	$60
2	Royal Dutch Shell plc ADR #	130
1	StatoilHydro ASA-ADR #	27
1	Superior Energy Services, Inc. (D)#	26
1	Teekay Tankers Ltd. #	12
4	Total S.A. ADR #	223
5	Vaalco Energy, Inc. (D)#	28
1	Whiting Petroleum Corp. (D)#	38

		1,265

	Food & Staples Retailing — 0.8%
—	Delhaize Group ADR #	17
2	Supervalu, Inc. #	35

		52

	Food, Beverage & Tobacco — 9.6%
2	Altria Group, Inc. #	46
1	Diageo plc ADR #	36
1	H.J. Heinz Co. #	56
2	Kraft Foods, Inc. #	63
1	Lance, Inc. #	14
1	Lorillard, Inc. #	39
2	Philip Morris International, Inc. #	105
3	Reddy Ice Holdings, Inc. #	7
2	Reynolds American, Inc. #	87
5	Unilever N.V. NY Shares ADR #	119
1	UST, Inc. #	52
1	Vector Group Ltd. #	23

		647

	Health Care — 0.1%
3	LCA-Vision, Inc. #	10

	Health Care Equipment & Services — 0.8%
2	Hill-Rom Holdings, Inc. #	51

	Insurance — 7.4%
4	Aegon N.V. ARS ADR #	17
7	Allianz SE ADR #	53
—	Allstate Corp. #	10
4	Arthur J. Gallagher & Co. #	96
2	Axa ADR #	42
1	Cincinnati Financial Corp. #	20
5	Fidelity National Financial, Inc. #	45
1	Mercury General Corp. #	52
2	Old Republic International Corp. #	15
4	Onebeacon Insurance Group Ltd. #	61
1	Unitrin, Inc. #	29
2	Zenith National Insurance Corp. #	60

		500

	Materials — 4.6%
1	Cemex S.A. de C.V. ADR (D)#	7
4	Dow Chemical Co. #	100
1	MeadWestvaco Corp. #	12
—	Nucor Corp. #	18
—	Olympic Steel, Inc. #	10
3	Packaging Corp. of America #	51
5	Southern Copper Corp. #	70
—	Teck Cominco Ltd. #	3
3	Wausau Paper Corp. #	26
1	Worthington Industries, Inc. #	17

		314

	Media — 3.4%
1	A.H. Belo Corp. – Class A #	4
2	Cinemark Holdings, Inc. #	15
6	Entercom Communications Corp. #	4
5	Gannett Co., Inc. #	50
1	Idearc, Inc. #	—
5	Regal Entertainment Group #	63
10	Sinclair Broadcast Group, Inc. Class A #	32
4	World Wrestling Entertainment, Inc. #	63

		231

	Pharmaceuticals, Biotechnology & Life Sciences — 11.2%
7	Biovail Corp. #	61
4	Bristol-Myers Squibb Co. #	81
1	Eli Lilly & Co. #	19
4	GlaxoSmithKline plc ADR #	159
2	Novartis AG ADR #	96
13	Pfizer, Inc. #	237
3	Sanofi-Aventis S.A. ADR #	104

		757

	Real Estate — 4.7%
—	American Campus Communities, Inc. #	5
3	Annaly Capital Management, Inc. #	46
4	Anthracite Capital, Inc. #	15
11	Ashford Hospitality #	18
3	Brandywine Realty Trust #	24
4	CapitalSource, Inc. #	31
—	CBL & Associates Properties #	2
4	Felcor Lodging Trust, Inc. #	11
1	First Industrial Realty Trust, Inc. #	9
2	Gramercy Capital Corp. #	5
1	Hospitality Properties Trust #	12
10	HRPT Properties Trust #	37
—	Inland Real Estate Corp. #	4
6	iStar Financial, Inc. #	6
2	JER Investors Trust, Inc. #	8
3	Lexington Realty Trust #	27
1	Medical Properties Trust, Inc. #	6
3	Northstar Realty Finance Corp. #	16
—	Penn Real Estate Investment Trust #	4
3	RAIT Financial Trust #	12
3	Resource Capital Corp. #	13
2	Strategic Hotels & Resorts, Inc. #	7

		318

	Retailing — 0.5%
1	Asbury Automotive Group #	4
—	Genuine Parts Co. #	17
5	Tuesday Morning Corp. #	12

		33

	Semiconductors & Semiconductor Equipment — 2.2%
4	Advanced Semiconductor Engineering, Inc. ADR #	10
1	Microchip Technology, Inc. #	33

The accompanying notes are an integral part of these financial statements.

   4

			Market
Shares			Value (W)
LONG POSITIONS — (continued) COMMON STOCK — (continued)
	Semiconductors & Semiconductor Equipment — (continued)
11	Siliconware Precision Industries Co. ADR #		$64
16	United Microelectronics Corp. ADR #		40

			147

	Software & Services — 3.9%
1	Infosys Technologies Ltd. ADR #		31
3	Paychex, Inc. #		79
2	Quality Systems #		60
1	SAP AG #		30
8	United Online, Inc. #		62

			262

	Technology Hardware & Equipment — 3.0%
3	Canon, Inc. ADR #		92
2	Nokia Corp. #		26
12	Telefonaktiebolaget LM Ericsson ADR #		84

			202

	Telecommunication Services — 10.0%
2	Alaska Communication Systems Holdings, Inc. #		18
4	BT Group plc ADR #		84
2	Consolidated Communications Holdings, Inc. #		16
1	Embarq Corp. #		44
2	France Telecom S.A. ADR #		56
7	Frontier Communications Corp. #		50
2	Hellenic Telecommunications Organization S.A. ADR #		11
1	Iowa Telecommunications Services, Inc. #		21
2	Nippon Telegraph & Telephone Corp. ADR #		45
1	Portugal Telecom S.A. ADR #		8
2	SK Telecom Co., Ltd. ADR #		37
4	Telecom Italia S.p.A. ADR #		48
4	USA Mobility, Inc. #		39
6	Vodafone Group plc ADR #		119
11	Windstream Corp. #		80

			676

	Transportation — 1.4%
3	Eagle Bulk Shipping Inc. #		32
1	Grupo Aeroportuario del Pacifico S.A. de CV ADR #		20
4	Lan Airlines S.A. ADR #		44

			96

	Utilities — 9.9%
1	AGL Resources, Inc. #		40
1	Ameren Corp. #		17
2	CIA Saneamento Basico De Estado de Sao Paulo #		43
2	Consolidated Edison, Inc. #		99
1	DTE Energy Co. #		35
6	Duke Energy Corp. #		99
—	Huaneng Power International, Inc. ADR Series N #		5
1	NiSource, Inc. #		17
3	Pinnacle West Capital Corp. #		85
2	Progress Energy, Inc. #		85
3	Southern Co. #		101
2	TECO Energy, Inc. #		19
1	Vectren Corp. #		24

			669

	Total common stock (cost $13,674)		$8,704

SHORT-TERM INVESTMENTS — 2.8%
	Investment Pools and Funds — 2.8%
185	State Street Bank U.S. Government Money Market		$185

	Total short-term investments (cost $185)		$185

	Total long positions (cost $13,859) (C)	131.5%	$8,889
	Securities sold short (proceeds $3,665) (C)	(32.7)%	$(2,211)
	Other assets and liabilities	1.2%	83

	Total net assets	100.0%	$6,761

SECURITIES SOLD SHORT — 32.7% COMMON STOCK — 32.7%
	Automobiles & Components — 0.2%
1	Amerigon, Inc. (D)		$5
1	Dana Holding Corp. (D)		2
1	Tenneco Automotive, Inc. (D)		6
3	Visteon Corp. (D)		2

			15

	Banks — 1.2%
—	Pinnacle Financial Partners, Inc. (D)		12
1	Signature Bank (D)		17
—	SVB Financial Group (D)		20
1	Texas Capital Bankshares, Inc. (D)		10
2	TFS Financial Corp.		21

			80

	Capital Goods — 2.1%
1	AGCO Corp. (D)		27
1	Astec Industries, Inc. (D)		16
—	Enersys (D)		3
1	ESCO Technologies, Inc. (D)		19
1	Flow International Corp. (D)		4
—	Hurco Companies (D)		6
1	Interline Brands, Inc. (D)		7
—	JA Solar Holdings Co. Ltd. ADR (D)		2
—	Kadant, Inc. (D)		6
—	L.B. Foster Co. Class A (D)		5
1	NCI Building Systems, Inc. (D)		20
—	Powell Industries, Inc. (D)		2
—	Suntech Power Holdings Co., Ltd. ADR (D)		3
1	Titan International, Inc.		9
1	Titan Machinery, Inc. (D)		10
1	Trimas Corp. (D)		5

			144

	Commercial & Professional Services — 0.5%
2	Iron Mountain, Inc. (D)		36

The accompanying notes are an integral part of these financial statements.

   5

The Hartford Global Enhanced Dividend Fund

Schedule of Investments — (continued)
October 31, 2008
(000’s Omitted)

		Market
Shares		Value (W)

SECURITIES SOLD SHORT — (continued) COMMON STOCK — (continued)
	Consumer Durables & Apparel — 0.7%
1	Harman International Industries, Inc.	$15
1	Toll Brothers, Inc. (D)	29

		44

	Consumer Services — 0.9%
1	Cheesecake Factory, Inc. (D)	5
3	Corinthian Colleges, Inc. (D)	42
1	Starbucks Corp. (D)	14
1	Texas Roadhouse, Inc. (D)	7

		68

	Consumer Staples — 0.4%
—	Seaboard Corp.	27

	Diversified Financials — 0.9%
1	Ameriprise Financial, Inc.	13
1	Northern Trust Corp.	31
—	State Street Corp.	17

		61

	Energy — 3.8%
—	ATP Oil & Gas Corp. (D)	1
—	Atwood Oceanics, Inc. (D)	13
1	Bill Barrett Corp. (D)	13
—	Bristow Group, Inc. (D)	4
—	Carrizo Oil & Gas, Inc. (D)	3
—	Comstock Resources, Inc. (D)	5
—	Concho Resources, Inc. (D)	5
—	Continental Resources, Inc. (D)	13
—	Denbury Resources, Inc. (D)	5
—	Encore Acquisition Co. (D)	4
1	Exco Resources, Inc. (D)	5
—	Helix Energy Solutions Group, Inc. (D)	3
1	Hercules Offshore, Inc. (D)	5
—	Hornbeck Offshore Services, Inc. (D)	10
1	Nabors Industries Ltd. (D)	16
—	Newfield Exploration Co. (D)	4
1	Petrohawk Energy Corp. (D)	12
1	Pioneer Drilling Co. (D)	10
—	Plains Exploration & Production Co. (D)	6
—	Quicksilver Resources, Inc. (D)	3
1	Rex Energy Corp. (D)	4
—	Sandridge Energy, Inc. (D)	4
—	Southwestern Energy Co. (D)	13
1	Suncor Energy, Inc. ADR	20
1	TETRA Technologies, Inc. (D)	8
—	Ultra Petroleum Corp. (D)	23
—	Venoco Inc. (D)	1
—	Walter Industries	15
1	Williams Cos., Inc.	30

		258

	Food & Staples Retailing — 0.7%
1	Great Atlantic & Pacific Tea Co., Inc. (D)	7
1	Pantry, Inc. (D)	18
1	Winn-Dixie Stores, Inc. (D)	20

		45

	Food, Beverage & Tobacco — 1.3%
2	Chiquita Brands International, Inc. (D)	26
2	Dean Foods Co. (D)	40
2	Smithfield Foods, Inc. (D)	19

		85

	Health Care Equipment & Services — 0.4%
1	Community Health Systems, Inc. (D)	24

	Insurance — 0.1%
1	PMA Capital Corp. Class A (D)	5

	Materials — 1.6%
5	Domtar Corp. (D)	13
—	Haynes International, Inc. (D)	12
2	Headwaters, Inc. (D)	22
1	OM Group, Inc. (D)	15
1	Rockwood Holdings, Inc. (D)	7
6	Smurfit-Stone Container Corp. (D)	8
2	Solutia, Inc. (D)	17
1	Titanium Metals Corp.	14

		108

	Media — 1.2%
—	Ascent Media Corp. (D)	2
1	CKX, Inc. (D)	4
2	Discovery Communications, Inc. (D)	26
6	Emmis Communications Corp. Class A (D)	4
2	Lakes Entertainment, Inc. (D)	9
3	Lions Gate Entertainment Corp. (D)	21
1	LodgeNet Interactive Corp. (D)	1
1	Playboy Enterprises Class B (D)	3
13	Sirius XM Radio, Inc. (D)	4
—	Viacom, Inc. Class B (D)	5
1	WPT Enterprises, Inc. (D)	—

		79

	Pharmaceuticals, Biotechnology & Life Sciences — 2.7%
3	Akorn, Inc. (D)	10
3	Alexza Pharmaceuticals, Inc. (D)	9
2	Auxilium Pharmaceuticals, Inc. (D)	30
2	BioMimetic Therapeutics, Inc. (D)	18
—	Caraco Pharmaceutical Laboratories Ltd. (D)	1
5	DURECT Corp. (D)	19
2	KV Pharmaceutical Co. (D)	29
1	Map Pharmaceuticals Inc. (D)	4
12	Santarus, Inc. (D)	20
7	SuperGen, Inc. (D)	9
1	Xenoport, Inc. (D)	36

		185

	Real Estate — 1.7%
1	Digital Realty Trust, Inc.	25
1	Douglas Emmett, Inc.	22
1	DuPont Fabros Technology, Inc.	8
1	Potlatch Corp.	19
1	Rayonier, Inc.	38

		112

	Retailing — 0.4%
1	99 Cents Only Stores (D)	16
1	Audiovox Corp. Class A (D)	6

The accompanying notes are an integral part of these financial statements.

   6

			Market
Shares			Value (W)

SECURITIES SOLD SHORT — (continued) COMMON STOCK — (continued)

	Retailing — (continued)
—	Core-Mark Holding Co., Inc. (D)		$7
12	Nexcen Brands Inc. (D)		1

			30

	Semiconductors & Semiconductor Equipment — 0.8%
6	Atmel Corp. (D)		24
6	Micron Technology, Inc. (D)		30

			54

	Services — 0.3%
1	Live Nation, Inc. (D)		8
1	Orient Express Hotels Ltd. Class A		9

			17

	Software & Services — 2.9%
1	Akamai Technologies, Inc. (D)		12
4	Borland Software Corp. (D)		6
1	Computer Sciences Corp. (D)		27
4	Earthlink, Inc. (D)		26
—	Equinix, Inc. (D)		20
2	FalconStor Software, Inc. (D)		5
2	Internet Capital (D)		13
2	Liquidity Services, Inc. (D)		18
5	LivePerson, Inc. (D)		9
6	Openwave Systems, Inc. (D)		4
4	RealNetworks, Inc. (D)		18
1	Red Hat, Inc. (D)		17
3	TiVo, Inc. (D)		21

			196

	Technology — 0.0%
—	Polypore International, Inc. (D)		2

	Technology Hardware & Equipment — 1.8%
1	Arris Group, Inc. (D)		8
—	CommScope, Inc. (D)		6
—	Comtech Telecommunications Corp. (D)		9
1	Echostar Corp. (D)		11
—	F5 Networks, Inc. (D)		10
2	JDS Uniphase Corp. (D)		12
1	Juniper Networks, Inc. (D)		18
1	NETGEAR, Inc. (D)		10
6	Nortel Networks Corp. (D)		8
1	Riverbed Technology, Inc. (D)		11
5	Tellabs, Inc. (D)		21

			124

	Telecommunication Services — 3.1%
1	American Tower Corp. Class A (D)		40
1	Cbeyond, Inc. (D)		18
11	Cincinnati Bell, Inc. (D)		25
1	Crown Castle International Corp. (D)		24
2	Hutchinson Telecom Internation Ltd. ADR (D)		26
—	iPCS, Inc. (D)		7
1	Leap Wireless International, Inc. (D)		14
2	MetroPCS Communications, Inc. (D)		24
1	NII Holdings, Inc. Class B (D)		21
1	SBA Communications Corp. (D)		13

			212

	Transportation — 1.0%
2	AirTran Holdings, Inc. (D)		6
1	Alaska Air Group, Inc. (D)		13
1	American Commercial Lines, Inc. (D)		9
3	Delta Air Lines, Inc. (D)		32
1	TBS International Ltd. Class A (D)		8

			68

	Utilities — 2.0%
1	AES Corp. (D)		12
1	Allegheny Energy, Inc.		16
3	CMS Energy Corp.		33
1	El Paso Electric Co. (D)		19
1	MDU Resources Group, Inc.		24
1	Questar Corp.		28

			132

	Total common stock (proceeds $3,665)		$2,211

	Total securities sold short (proceeds $3,665)	32.7%	$2,211

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of long positions investments in foreign securities represents 47.10% of total net assets at October 31, 2008.

Foreign securities that are principally traded on certain foreign markets are adjusted daily pursuant to a third party pricing service methodology approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of the foreign market but before the close of the New York Stock Exchange.

(C)	At October 31, 2008, the cost of securities for federal income tax purposes was $10,180 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$1,556
Unrealized Depreciation	(5,058)

Net Unrealized Depreciation	$(3,502)

#	All or a portion of this security is held in a segregated account to cover the Fund’s short position.

(D)	Currently not paying a dividend.

(W)	See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

   7

The Hartford Global Enhanced Dividend Fund

Schedule of Investments — (continued)
October 31, 2008
(000’s Omitted)

Diversification by Country — Long Positions
 as of October 31, 2008

Percentage of
Country	Net Assets

Australia	0.8%

Belgium	0.3

Brazil	0.2

Canada	5.6

Chile	1.9

China	0.1

Finland	0.4

France	6.3

Germany	1.2

Greece	0.3

India	0.5

Ireland	0.6

Italy	0.7

Japan	5.3

Mexico	0.4

Netherlands	2.8

Norway	0.7

Panama	0.2

Portugal	0.1

Spain	2.1

Sweden	1.2

Switzerland	1.4

Taiwan	1.7

United Kingdom	12.3

United States	81.6

Short-Term Investments	2.8

Total Long Positions	131.5%

Short Positions	(32.7)

Other Assets and Liabilities	1.2

Total	100.0%

Diversification by Country — Securities Sold Short
 as of October 31, 2008

Percentage of
Country	Net Assets

Canada	0.9%

China	0.1

Hong Kong	0.4

United States	31.3

Total	32.7%

The accompanying notes are an integral part of these financial statements.

   8

The Hartford Global Enhanced Dividend Fund

Statement of Assets and Liabilities
October 31, 2008
(000’s Omitted)

Global Enhanced
Dividend Fund
Assets:
Investments in securities, at fair value; (cost $13,859)	$8,889
Cash	81
Receivables:
Dividends and interest	33
Other assets	1

Total assets	9,004

Liabilities:
Payables:
Investment securities purchased	18
Investment management and advisory fees (Note 5)	1
Dividends and interest on short positions	—
Securities sold short, at value (proceeds $3,665)	2,211
Accrued expenses	13

Total liabilities	2,243

Net assets	$6,761

Summary of Net Assets:
Capital stock and paid-in-capital	$10,717
Accumulated undistributed net investment income	10
Accumulated net realized loss on investments and foreign currency transactions	(450)
Unrealized depreciation of investments and the translations of assets and liabilities denominated in foreign currency	(3,516)

Net assets	$6,761

Shares authorized	850,000

Par value	$0.001

Class A: Net asset value per share/Maximum offering price per share	$6.34/$6.70

Shares outstanding	842

Net assets	$5,343

Class B: Net asset value per share	$6.33

Shares outstanding	32

Net assets	$202

Class C: Net asset value per share	$6.33

Shares outstanding	32

Net assets	$202

Class I: Net asset value per share	$6.34

Shares outstanding	32

Net assets	$203

Class R3: Net asset value per share	$6.34

Shares outstanding	32

Net assets	$202

Class R4: Net asset value per share	$6.34

Shares outstanding	32

Net assets	$203

Class R5: Net asset value per share	$6.34

Shares outstanding	32

Net assets	$203

Class Y: Net asset value per share	$6.34

Shares outstanding	32

Net assets	$203

The accompanying notes are an integral part of these financial statements.

   9

The Hartford Global Enhanced Dividend Fund

Statement of Operations
For the Period from November 28, 2007* to October 31, 2008
(000’s Omitted)

Global Enhanced
Dividend Fund

Investment Income:
Dividends	$868
Interest	9
Less: Foreign tax withheld	(24)

Total investment income, net	853

Expenses:
Investment management and advisory fees	83
Distribution fees
Class A	16
Class B	2
Class C	2
Class R3	1
Class R4	1
Custodian fees	3
Accounting services	2
Dividend expense	25
Board of Directors’ fees	1
Other expenses	41

Total expenses (before waivers and fees paid indirectly)	177
Expense waivers	(83)

Total expenses, net	94

Net investment income	759

Net Realized Gain (Loss) on Investments and Foreign Currency Transactions:
Net realized loss on investments	(728)
Net realized gain on securities sold short	247
Net realized loss on foreign currency transactions	(1)

Net Realized Loss on Investments and Foreign Currency Transactions:	(482)

Net Changes in Unrealized Appreciation (Depreciation) of Investments:
Net unrealized depreciation of investments	(4,970)
Net unrealized appreciation of securities sold short	1,454

Net Changes in Unrealized Depreciation of Investments	(3,516)

Net Loss on Investments and Foreign Currency Transactions	(3,998)

Net Decrease in Net Assets Resulting from Operations	$(3,239)

*	Commencement of operations.

The accompanying notes are an integral part of these financial statements.

   10

The Hartford Global Enhanced Dividend Fund

Statement of Changes in Net Assets
(000’s Omitted)

Global Enhanced
Dividend Fund
For the Period
from
November 28,
2007* through
October 31, 2008

Operations:
Net investment income	$759
Net realized loss on investments and foreign currency transactions	(482)
Net unrealized depreciation of investments	(3,516)

Net decrease in net assets resulting from operations	(3,239)

Distributions to Shareholders:
From net investment income
Class A	(454)
Class B	(16)
Class C	(16)
Class I	(18)
Class R3	(16)
Class R4	(17)
Class R5	(17)
Class Y	(18)

Total distributions	(572)

Capital Share Transactions:
Class A	8,354
Class B	316
Class C	316
Class I	318
Class R3	316
Class R4	317
Class R5	317
Class Y	318

Net increase from capital share transactions	10,572

Net increase in net assets	6,761

Net Assets:
Beginning of period	—

End of period	$6,761

Accumulated undistributed net investment income	$10

*	Commencement of operations.

The accompanying notes are an integral part of these financial statements.

   11

The Hartford Global Enhanced Dividend Fund

Notes to Financial Statements
October 31, 2008
(000’s Omitted)

1.	Organization:

The Hartford Global Enhanced Dividend Fund (Global Enhanced Dividend Fund) is a portfolio within The Hartford Mutual Funds, Inc. (the “Company”) an open-end management investment company.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”), as a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares are sold with a contingent deferred sales charge which is assessed on the lesser of the net asset value per share (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held. Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors through advisory fee-based wrap programs. Classes R3, R4, R5 shares, which are offered to employer-sponsored retirement plans, and Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, except that each class may have different expenses, which may affect performance, and Class B shares automatically convert to Class A shares after 8 years.

This Fund’s shares were not offered to the public for the period from November 27, 2007 through October 31, 2008.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund, which are in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”) in the investment company industry:

a)	Security Transactions and Investment Income — Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

Dividend income is accrued as of the ex-dividend date, except that certain dividends for foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend in the exercise of reasonable diligence. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

b)	Security Valuation — The Fund generally uses market prices in valuing portfolio securities. If market prices are not readily available or are deemed unreliable, this Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Fund’s Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the security’s primary markets, but before the close of the New York Stock Exchange (the “Exchange”) (normally 4:00 p.m. Eastern Time, referred to as the “Valuation Time”) that is expected to affect the value of the portfolio security. The circumstances in which the Fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) thinly traded securities and (v) market events such as trading halts and early market closings. In addition, with respect to the valuation of stocks primarily traded on foreign markets, the Fund uses a fair value pricing service approved by the Fund’s Board of Directors, which employs quantitative models that evaluate changes in the value of foreign market proxies (e.g., futures contracts, ADR’s, exchange traded funds (“ETFs”)) after the close of the foreign markets but before the close of the Exchange. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the portfolio securities of a Fund that invests in foreign securities may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Funds may cause the NAV of their respective shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded but before the close of the Exchange. There can be no assurance that the Fund could obtain the fair value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Debt securities (other than short-term obligations and senior floating rate interests) held by the Fund are valued on the basis of valuations furnished by an unaffiliated pricing service which determines valuations for normal institutional size trading units of debt securities. Senior floating rate interests generally trade in over-the-counter (“OTC”) markets and are priced through an unaffiliated pricing service utilizing independent market quotations from loan dealers or financial institutions. Securities for which prices are not available from an independent pricing service are valued using market quotations obtained from one or more dealers that make markets in the securities in accordance with procedures established by the Fund’s Board of Directors. Generally, the Fund may use fair valuation in regard to debt securities when the Fund holds defaulted or distressed securities or securities in a company in which a reorganization is pending. Short-term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days.

Exchange traded equity securities shall be valued at the last reported sale price on the exchange or market on which the security is primarily traded (the “Primary Market”) at the Valuation Time. If the security did not trade on the Primary Market, it may be valued at the Valuation Time at the last reported sale price on another exchange where it trades. The value of an equity security not traded on any exchange but traded on the Nasdaq Stock Market, Inc. (“Nasdaq”) or another OTC market shall be valued at the last reported sale price or official closing price on the exchange or market on which the security is traded as of the Valuation Time. If it is not possible to determine the last reported sale price or official closing price on the relevant exchange or market at the Valuation Time, the value of the security shall be taken to be the most recent mean between bid and asked prices on such exchange or market at the Valuation Time.

Securities of foreign issuers and non-dollar securities are translated from the local currency into U.S. dollars using prevailing exchange rates.

   12

Options contracts on securities, currencies, indexes, futures contracts, commodities and other instruments shall be valued at their most recent sales price at the Valuation Time on the Primary Market on which the instrument is traded. If the instrument did not trade on the Primary Market, it may be valued at the most recent sales price at the Valuation Time on another exchange or market where it did trade.

Futures contracts are valued at the most recent settlement price reported by an exchange on which, over time, they are traded most extensively. If a settlement price is not available, futures contracts will be valued at the most recent trade price as of the Valuation Time. If there were no trades, the contract shall be valued at the mean of the closing bid/ask prices as of the Valuation Time.

Financial instruments for which prices are not available from an independent pricing service, are valued using market quotations obtained from one or more dealers that make markets in securities in accordance with procedures established by the Fund’s Board of Directors.

A forward currency contract shall be valued based on the price of the underlying currency at the prevailing interpolated exchange rate, which is a combination of the spot currency rate and the forward currency rate. Spot currency rates and forward currency rates are obtained from an independent pricing service on a daily basis not more than one hour before the Valuation Time.

Swaps are valued based on custom valuations furnished by an independent pricing service. Swaps for which prices are not available from an independent pricing service are valued in accordance with procedures established by the Fund’s Board of Directors.

Other derivative or contractual type instruments shall be valued using market prices if such instruments trade on an exchange or market. If such instruments do not trade on an exchange or market, such instruments shall be valued at a price at which the counterparty to such contract would repurchase the instrument. In the event that the counterparty cannot provide a price, such valuation may be determined in accordance with procedures established by the Fund’s Board of Directors.

Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the valuation date.

c)	Foreign Currency Transactions — The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at the prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of portfolio security valuation resulting from fluctuations in the foreign currency exchange rates on portfolio securities from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

d)	Joint Trading Account — Pursuant to an exemptive order issued by the SEC, the Fund may transfer uninvested cash balances into a joint trading account managed by Hartford Investment Management Company (“Hartford Investment Management”). The cash balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

e)	Repurchase Agreements — A repurchase agreement is an agreement by which the seller of a security agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. Securities that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund had no outstanding repurchase agreements as of October 31, 2008.

f)	Forward Foreign Currency Contracts — The Fund may enter into forward foreign currency contracts to hedge against adverse fluctuations in exchange rates between currencies.

Forward foreign currency contracts involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. As of October 31, 2008, there were no open forward foreign currency contracts.

g)	Indexed Securities — The Fund may invest in indexed securities whose values are linked to changes in interest rates, indices, or other underlying instruments. The Fund uses these securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets that might be difficult to invest in using conventional securities. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment and there may be a limit to the potential appreciation of the investment. As of October 31, 2008, the Fund had no investments in indexed securities.

h)	Fund Share Valuation and Dividend Distributions to Shareholders — Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of each business day of the Exchange. The NAV is determined separately for each class of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Orders for the purchase of the Fund’s shares prior to the close of the Exchange on any day on which the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

The Fund intends to distribute substantially all of its net investment income and net realized capital gains to shareholders no less frequently than once a year. Normally, dividends from net investment income are declared and paid quarterly. Unless shareholders specify otherwise, all dividends and distributions will be automatically reinvested in additional full or fractional shares of the Fund.

   13

The Hartford Global Enhanced Dividend Fund

Notes to Financial Statements — (continued)
October 31, 2008
(000’s Omitted)

Distributions from net investment income, realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences include foreign currency gains and losses, losses deferred due to wash sales adjustments, gains and losses related to Passive Foreign Investment Companies and certain derivatives, and excise tax regulations. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Note 4 (c)).

i)	Illiquid and Restricted Securities — The Fund is permitted to invest up to 15% of its net assets in illiquid securities. “Illiquid Securities” are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid securities or other investments when its sub-adviser considers it desirable to do so or may have to sell such securities or investments at a price that is lower than the price that could be obtained if the securities or investments were more liquid. A sale of illiquid securities or other investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid securities and investments also may be more difficult to value, due to the unavailability of reliable market quotations for such securities or investments, and investment in them may have an adverse impact on NAV. The Fund may also purchase certain restricted securities, commonly known as Rule 144A securities, that can be resold to institutions and which may be determined to be liquid pursuant to policies and guidelines established by the Fund’s Board of Directors. As of October 31, 2008, the Fund held no illiquid securities.

j)	Securities Purchased on a When-Issued or Delayed-Delivery Basis — Delivery and payment for securities that have been purchased by the Fund on a forward commitment, when-issued or delayed-delivery basis take place beyond the customary settlement period. During this period, such securities are subject to market fluctuations, and the Fund identifies securities segregated in its records with value at least equal to the amount of the commitment. As of October 31, 2008, the Fund had no outstanding when-issued or forward commitments.

k)	Swaps — The Fund may enter into event linked swaps, including credit default swaps. The credit default swap market allows the Fund to manage credit risk through buying and selling credit protection on a specific issuer, an index, or a basket of issuers. A “buyer” of credit protection agrees to pay a counterparty to assume the credit risk of an issuer upon the occurrence of certain events. The “seller” of the protection receives periodic payments and agrees to assume the credit risk of an issuer upon the occurrence of certain events. A “seller’s” exposure is limited to the total notional amount of the credit default swap contract. The Fund will generally not buy protection on issuers that are not currently held by the Fund.

The Fund may enter into interest rate swaps. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate multiplied by a “notional principal amount,” in return for payments equal to a fixed rate multiplied by the same amount, for a specific period of time. If a swap agreement provides for payments in different currencies, the parties might agree to exchange the notional principal amount as well. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates. The Fund had no outstanding swaps as of October 31, 2008.

l)	Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management’s estimates.

m)	Financial Accounting Standards Board Financial Accounting Standards No. 157 — In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. FAS 157 is effective for the Fund’s financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. As of October 31, 2008, the Fund does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain measurements reported in the Statement of Operations for a fiscal period.

n)	Financial Accounting Standards Board Financial Accounting Standards No. 161 — In March 2008, the FASB released Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires companies to disclose information detailing the objectives and strategies for using derivative instruments, the level of derivative activity entered into by the company and any credit risk-related contingent features of the agreements. The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of FAS 161 and has not yet implemented the new disclosure standard.

o)	Securities Sold Short — As part of its principal investment strategy, the Fund will enter into short sales. In a short sale, the Fund sells a borrowed security (typically from a broker or other institution). The Fund may not always be able to borrow the security at a particular time or at an acceptable price. Thus, there is a risk that the Fund may be unable to implement its investment strategy due to the lack of available stocks or for other reasons. After selling the borrowed security, the Fund is obligated to “cover” the short sale by purchasing the security and returning the security to the lender. If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. Because the Fund’s loss on a short sale arises from increases in the value of the security sold short, such loss is theoretically unlimited. In certain cases, purchasing a security to cover a short position can itself cause the price of the security to rise further, thereby exacerbating the loss.

Short sales also involve other costs. The Fund must normally repay to the lender an amount equal to any dividends or interest that accrues while the loan is outstanding. In addition, to borrow the security, the Fund may be required to pay a premium. The Fund also will incur transaction costs in executing short sales. The amount of any ultimate gain for the Fund resulting from a short sale will be decreased, and the amount of any ultimate loss will be increased, by the amount of the premiums, dividends, interest or expenses the Fund may be required to pay in connection with the short sale. Until the Fund replaces a borrowed security, it is required to maintain a segregated account of cash or liquid assets to cover the Fund’s short position. Securities held in a segregated account can not be sold while the position they are covering is outstanding, unless they are replaced with similar securities. Additionally, the Fund must maintain a sufficient liquid asset (less any additional collateral held by the broker) to cover the short sale obligation. This may limit the Fund’s investment flexibility, as well as its ability to meet redemptions or other current obligations.

   14

Dividends declared on short positions existing on the record date are recorded on the ex-dividend date as an expense on the Statement of Operations.

p)	Indemnifications: Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland Corporate Law and the federal securities law. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

3.	Futures and Options:

Futures and Options Transactions — The Fund may invest in futures and options contracts in order to gain exposure to or protect against changes in the market. A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. When the Fund enters into such futures contracts, it is required to deposit with a futures commission merchant an amount of “initial margin” of cash, commercial paper or U.S. Treasury Bills. Subsequent payments, called maintenance margin, to and from the broker, are made on a daily basis as the price of the underlying security fluctuates, making the long and short positions in the futures contract more or less valuable (i.e., mark-to-market), which results in an unrealized gain or loss to the Fund.

At any time prior to the expiration of the futures contract, the Fund may close the position by taking an opposite position, which would effectively terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund and the Fund realizes a gain or loss.

The use of futures contracts involve elements of market risk, which may exceed the amounts recognized in the Statement of Assets and Liabilities. Changes in the value of the futures contracts may decrease the effectiveness of the Fund’s strategy and potentially result in loss. As of October 31, 2008, the Fund had no outstanding futures contracts.

The premium paid by the Fund for the purchase of a call or put option is included in the Fund’s Statement of Assets and Liabilities as an investment and subsequently “marked-to-market” through net unrealized appreciation (depreciation) of options to reflect the current market value of the option as of the end of the reporting period.

The Fund may write covered options. “Covered” means that so long as the Fund is obligated as the writer of an option, it will own either the underlying securities or currency or an option to purchase or sell the same underlying securities or currency having an expiration date of the covered option and an exercise price equal to or less than the exercise price of the covered option, or will pledge cash or other liquid securities having a value equal to or greater than the fluctuating market value of the option securities or currencies. The Fund receives a premium for writing a call or put option, which is recorded on the Fund’s Statement of Assets and Liabilities and subsequently “marked-to-market” through net unrealized appreciation (depreciation) of options. There is a risk of loss from a change in the value of such options, which may exceed the related premiums received. As of October 31, 2008, there were no outstanding written options contracts.

4.	Federal Income Taxes:

a)	Federal Income Taxes — For federal income tax purposes, the Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of regulated investment companies. The Fund intends to distribute substantially all of its income and gains during the calendar year ending December 31, 2008. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distribution for federal income tax purposes.

b)	The tax character of distributions paid for the period was ordinary income of $572.

As of October 31, 2008, the Fund’s components of distributable earnings on tax basis were as follows:

		Undistributed
	Undistributed	Long-Term	Accumulated Capital	Unrealized Appreciation	Total Accumulated
	Ordinary Income	Capital Gain	Gains (Losses)*	(Depreciation)@	Earnings (Deficit)

Global Enhanced Dividend Fund	$10	$—	$(464)	$(3,502)	$(3,956)

*	Capital loss carryforward is identified in Note 4 (d).
@	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of wash sales losses, the mark to market for Passive Foreign Investment Companies and basis differences in real estate investment trusts.

   15

The Hartford Global Enhanced Dividend Fund

Notes to Financial Statements — (continued)
October 31, 2008
(000’s Omitted)

c)	Reclassification of Capital Accounts:

In accordance with American Institute of Certified Public Accountants (AICPA) Statement of Position 93-2, Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies, the Fund has recorded reclassifications in its capital account. This reclassification had no impact on the NAV of the Fund and are designed generally to present accumulated undistributed (distribution in excess of) net investment income and accumulated net realized gains (losses) on investments on a tax basis which is considered to be more informative to a shareholder. The reclassifications are a result of permanent differences between GAAP and tax accounting for such items as foreign currency, net operating losses and capital loss carryforward expiration that reduce distribution requirements. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from net investment income, from net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the period ended October 31, 2008, the Fund recorded the following reclassifications to increase (decrease) the accounts listed below:

	Undistributed
	Net Investment	Accumulated Net
	Income	Realized Gain (Loss)	Paid-in-Capital

Global Enhanced Dividend Fund	$(177)	$32	$145

d)	Capital Loss Carryforward:

At October 31, 2008 (tax-year-end), the Fund had a capital loss carryforward for U.S. federal income tax purposes in the amount of $464 expiring in 2016.

e)	Financial Accounting Standards Board Interpretation No. 48 — On July 13, 2006, the FASB released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. Management has evaluated the implications of FIN 48 and has determined there is no impact to the Fund’s financial statements.

5.	Expenses:

a)	Investment Management and Advisory Agreements — Hartford Investment Financial Services, LLC (“HIFSCO”) serves as investment manager to the Fund pursuant to an Investment Advisory Agreement for The Hartford Mutual Funds, Inc. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment and facilities and office space for proper operation of the Fund. HIFSCO has contracted with Hartford Investment Management for the provision of day to day investment management services for the Fund.

The schedule below reflects the rates of compensation paid to HIFSCO for investment advisory services rendered during the year ended October 31, 2008; the rates are accrued daily and paid monthly:

Global Enhanced Dividend Fund(1)

Average Daily Net Assets	Annual Fee

On first $500 million	1.00%
On next $500 million	0.95%
Over $1 billion	0.90%

HIFSCO has voluntarily agreed to waive 100% of the management fees through February 28, 2010.

(1) As of November 1, 2008, HIFSCO agreed to add permanent management fee break points at $5 billion and $10 billion. The schedule is as follows:

Average Daily Net Assets	Annual Fee

On first $500 million	1.00%
On next $500 million	0.95%
On next $4 billion	0.90%
On next $5 billion	0.88%
Over $10 billion	0.87%

   16

b)	Accounting Services Agreement — Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Co. (“HLIC”) and the Fund, HLIC provides accounting services to the Fund and received monthly compensation as shown below on the Fund’s daily net assets. The Fund’s accounting services fees are accrued daily and paid monthly.

Global Enhanced Dividend Fund

Average Daily Net Assets	Annual Fee

On first $5 billion	0.018%
On next $5 billion	0.016%
Over $10 billion	0.014%

c)	Operating Expenses — Allocable expenses incurred by the Fund are allocated to the Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and classes, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within the Fund. During the period November 28, 2007 through October 31, 2008, HIFSCO has contractually limited the total operating expenses of the Class A, B, C, I, R3, R4, R5 and Y shares of the Fund, exclusive of taxes, interest, brokerage commissions, certain distribution expenses and extraordinary expenses as follows:

Fund	Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class Y

Global Enhanced Dividend Fund	1.60%	2.35%	2.35%	1.35%	1.85%	1.60%	1.35%	1.25%

Expenses associated with securities sold short are not covered by the contractual limitations noted above.

d)	Fees Paid Indirectly — The Fund has entered into agreements with State Street Global Advisors, LLC and Frank Russell Securities, Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian bank has also agreed to reduce its fees when the Fund maintains cash on deposit in the non-interest-bearing custody account. For the period ended October 31, 2008, these amounts round to zero.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. Had the fees paid indirectly been included, the annualized expense ratio for the periods listed below would have been as follows:

For the Period
November 28, 2007
Global	though
Enhanced Dividend Fund	October 31, 2008

Class A Shares	0.58%
Class B Shares	1.33
Class C Shares	1.33
Class I Shares	0.33
Class R3 Shares	1.03
Class R4 Shares	0.73
Class R5 Shares	0.43
Class Y Shares	0.33

e)	Distribution and Service Plan for Class A, B and C Shares — HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the period ended October 31, 2008, HIFSCO had no revenue from distribution and service plans.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the Investment Company Act of 1940, as amended, to compensate the Distributor (HIFSCO) for activities intended to result in the sale and distribution of Classes A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of up to 0.35% of average daily net assets; however, the Board of Directors has currently authorized 12b-1 payments of only up to 0.25%. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the Distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for service provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the Distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% and Class R4 shares have a distribution fee of 0.25%. For Classes R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the period ended October 31, 2008, the Fund had no sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund.

   17

The Hartford Global Enhanced Dividend Fund

Notes to Financial Statements — (continued)
October 31, 2008
(000’s Omitted)

f)	Other Related Party Transactions — Certain officers of the Fund are directors and/or officers of HIFSCO, Hartford Investment Management and/or The Hartford or its subsidiaries. For the period ended October 31, 2008, a portion of the Fund’s chief compliance officer’s salary was paid by the Fund in an amount less than $1, which rounds to zero. This fee is accrued daily and paid monthly.

6.	Affiliate Holdings:

As of October 31, 2008, affiliates of The Hartford had ownership of shares in the Fund as follows:

Fund	Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class Y

Global Enhanced Dividend Fund	842	32	32	32	32	32	32	32

7.	Investment Transactions:

For the period ended October 31, 2008, aggregate purchases and sales of investment securities (excluding short sale transactions and short-term investments) were $23,240 and $8,838, respectively. Purchases to cover securities sold short and securities sold short aggregated $2,683 and $6,595, respectively.

8.	Capital Share Transactions:

The following information is for the period ended October 31, 2008:

		Shares
		Issued for	Net Increase
		Reinvested	(Decrease)
	Shares Sold	Dividends	of Shares

Global Enhanced Dividend Fund:
Class A Shares	790	52	842
Amount	$7,900	$454	$8,354
Class B Shares	30	2	32
Amount	$300	$16	$316
Class C Shares	30	2	32
Amount	$300	$16	$316
Class I Shares	30	2	32
Amount	$300	$18	$318
Class R3 Shares	30	2	32
Amount	$300	$16	$316
Class R4 Shares	30	2	32
Amount	$300	$17	$317
Class R5 Shares	30	2	32
Amount	$300	$17	$317
Class Y Shares	30	2	32
Amount	$300	$18	$318

9.	Industry Classifications:

Other than the Industry Classification “Other Investment Pools and Funds”, and “Exchange Traded Funds”, Equity Industry Classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

10.	Line of Credit:

The Fund participates in a $1 billion committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the Fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. During the year ended October 31, 2008, the Fund did not have any borrowings under this facility.

   18

The Hartford Global Enhanced Dividend Fund

Financial Highlights

	— Selected Per-Share Data (a) —									— Ratios and Supplemental Data —
													Ratio of		Ratio of		Ratio of
													Expenses		Expenses		Expenses
													to Average		to Average		to Average
													Net Assets		Net Assets		Net Assets
			Net										Before		After		After
			Realized					Net					Waivers and		Waivers and		Waivers and		Ratio of
			and			Distributions		Increase					Reimbursements		Reimbursements		Reimbursements		Net
	Net Asset	Net	Unrealized	Total	Dividends	from		(Decrease)	Net Asset			Net Assets	and Including		and Including		and Excluding		Investment
	Value at	Investment	Gain	from	from Net	Realized		in Net	Value at			at End of	Expenses		Expenses		Expenses		Income		Portfolio
	Beginning	Income	(Loss) on	Investment	Investment	Capital	Total	Asset	End	Total		Period	not Subject		not Subject		not Subject		to Average		Turnover
	of Period	(Loss)	Investments	Operations	Income	Gains	Distributions	Value	of Period	Return (b)		(000’s)	to Cap (d)		to Cap (d)		to Cap (d)		Net Assets		Rate (c)
The Hartford Global Enhanced Dividend Fund
From (commencement of operations) November 28, 2007, through October 31, 2008
Class A	$10.00	$0.74	$(3.84)	$(3.10)	$(0.56)	$—	$(0.56)	$(3.66)	$6.34	(32	.37)%(f)	$5,343	2.09	%(e)	1.09	%(e)	0.58	%(e)	9.20	%(e)	70%
Class B	10.00	0.68	(3.84)	(3.16)	(0.51)	—	(0.51)	(3.67)	6.33	(32	.86)(f)	202	2.84	%(e)	1.84	%(e)	1.33	%(e)	8.45	%(e)	—
Class C	10.00	0.68	(3.84)	(3.16)	(0.51)	—	(0.51)	(3.67)	6.33	(32	.86)(f)	202	2.84	%(e)	1.84	%(e)	1.33	%(e)	8.45	%(e)	—
Class I	10.00	0.76	(3.84)	(3.08)	(0.58)	—	(0.58)	(3.66)	6.34	(32	.24)(f)	203	1.84	%(e)	0.84	%(e)	0.33	%(e)	9.45	%(e)	—
Class R3	10.00	0.71	(3.84)	(3.13)	(0.53)	—	(0.53)	(3.66)	6.34	(32	.60)(f)	202	2.54	%(e)	1.54	%(e)	1.03	%(e)	8.75	%(e)	—
Class R4	10.00	0.73	(3.84)	(3.11)	(0.55)	—	(0.55)	(3.66)	6.34	(32	.44)(f)	203	2.24	%(e)	1.24	%(e)	0.73	%(e)	9.05	%(e)	—
Class R5	10.00	0.75	(3.84)	(3.09)	(0.57)	—	(0.57)	(3.66)	6.34	(32	.29)(f)	203	1.94	%(e)	0.94	%(e)	0.43	%(e)	9.35	%(e)	—
Class Y	10.00	0.76	(3.84)	(3.08)	(0.58)	—	(0.58)	(3.66)	6.34	(32	.24)(f)	203	1.84	%(e)	0.84	%(e)	0.33	%(e)	9.45	%(e)	—

(a)	Information presented relates to a share of capital share outstanding throughout the indicated period.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(c)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d)	Ratios do not include fees paid indirectly. (See Note 5(d) for impact on ratios)
(e)	Annualized.
(f)	Not annualized.

   19

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of
The Hartford Global Enhanced Dividend Fund:.

We have audited the accompanying statement of assets and liabilities of The Hartford Global Enhanced Dividend Fund (the Fund), including the schedule of investments, as of October 31, 2008, and the related statement of operations, statement of changes in net assets, and the financial highlights for the period from November 28, 2007 to October 31, 2008. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation Our procedures included confirmation of securities owned as of October 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford Global Enhanced Dividend Fund at October 31, 2008, the results of its operations, the changes in its net assets, and the financial highlights for the period from November 28, 2007 to October 31, 2008, in conformity with U.S. generally accepted accounting principles.

/s/ ERNST & YOUNG LLP

Minneapolis, Minnesota
December 15, 2008

   20

The Hartford Global Enhanced Dividend Fund

Directors and Officers (Unaudited)

The Board of Directors appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the Investment Company Act of 1940, as amended. Each officer and three of the Fund’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., The Hartford Income Shares Fund, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which collectively consist of 104 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut, 06104-2999, except that correspondence to Ms. Fagely and Ms. Settimi may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, age, current position with the Fund and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors by the Fund can be found in the Statement of Operations herein. The Fund does not pay salaries or compensation to any of its officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (age 62) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm. Since 2003, Mr. Birdsong has been an independent director of The Japan Fund. From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an interested director of The Japan Fund.

Robert M. Gavin, Jr. (age 68) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (age 63) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that serves as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (age 67) Director since 2005
Ms. Jaffee is Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions. Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm, from August 2004 to August 2005. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995-2003).

William P. Johnston (age 64) Director since 2005, Chairman of the Compliance Committee
In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In July, 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

Phillip O. Peterson (age 64) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (age 62) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department during 1998-2006. Previously he was an endowed professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000-July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

   21

The Hartford Global Enhanced Dividend Fund

Directors and Officers (Unaudited) — (continued)

Interested Directors and Officers

Thomas M. Marra (age 50) Director since 2002
Mr. Marra has served as President and Chief Operating Officer of The Hartford Financial Services Group, Inc. (“The Hartford”) since 2007. Mr. Marra is also a member of the Board of Directors for The Hartford and currently serves as Director of Hartford Life, Inc (“HL, Inc.”). Mr. Marra served as Chief Operating Officer of Hartford Life Insurance Company, Inc. (“Hartford Life”), (2002-2007), as President of Hartford Life, (2000-2007) and as Director of Hartford Life’s Investment Products Division from 1998 to 2000.

Lowndes A. Smith (age 69) Director since 2002, Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002.

John C. Walters (age 46) Director since 2008, President and Chief Executive Officer since 2007
Mr. Walters currently serves as Chief Executive Officer, President and Director of Hartford Life, Inc. (“HL, Inc.”). Mr. Walters previously served as President of the U.S. Wealth Management Division of Hartford Life, Inc., as Co-Chief Operating Officer of Hartford Life Insurance Company (2000-2008) and as Executive Vice President and Director of its Investment Products Division (2000-2008). Mr. Walters also serves as Chairman of the Board, Chief Executive Officer, President and Director of Hartford Life Insurance Company and as Executive Vice President of The Hartford. In addition, Mr. Walters is the Chief Executive Officer and President of Hartford Investment Financial Services, LLC and the Chief Executive Officer, President and Manager of HL Investment Advisors, LLC.

Other Officers

Robert M. Arena, Jr. (age 40) Vice President since 2006
Mr. Arena serves as Executive Vice President of Hartford Life Insurance Company, (“Hartford Life”). Additionally, Mr. Arena is Director and Senior Vice President of Hartford Administrative Services Company, (“HASCO”), Manager and Senior Vice President/Business Line Principal of Hartford Investment Financial Services, LLC (“HIFSCO”) and Manager and Senior Vice President of HL Investment Advisors LLC, (“HL Advisors”). Prior to joining The Hartford in 2004, Mr. Arena was Senior Vice President in charge of Product Management for American Skandia/Prudential in the individual annuities division. Mr. Arena joined American Skandia in 1996.

Tamara L. Fagely (age 50) Vice President, Treasurer and Controller since 1993
Ms. Fagely has been a Vice President of Hartford Administrative Services Company, (“HASCO”) since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of Hartford Life Insurance Company, (“Hartford Life”). She served as Assistant Vice President of Hartford Life from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of Hartford Investment Financial Services, LLC, (“HIFSCO”).

Brian Ferrell (age 45) AML Compliance Officer since 2008
Mr. Ferrell has served as Assistant Vice President and AML Compliance Officer for The Hartford since 2006 and as AML Compliance Officer for Hartford Administrative Services Company (“HASCO”) and Hartford Investor Services Company, LLC (“HISC”) since 2008. Prior to joining The Hartford in 2006, Mr. Ferrell held various positions at the U.S. Department of the Treasury, (the “Treasury”), from 2001 to 2006 where he served as Chief Counsel for the Treasury’s Financial Crimes Enforcement Network, (“FinCEN”) from 2005-2006.

Thomas D. Jones, III (age 43) Vice President and Chief Compliance Officer since 2006
Mr. Jones serves as Chief Compliance Officer for the Hartford Mutual Funds and Vice President and Director of Securities Compliance for The Hartford. He is also Vice President of HIFSCO, HL Advisors, and Hartford Life Insurance Company. Mr. Jones joined The Hartford in 2006 from SEI Investments, where he served as Chief Compliance Officer for its mutual funds and investment advisers. Prior to joining SEI, Mr. Jones was First Vice President and Compliance Director for Merrill Lynch Investment Managers (Americas) (“MLIM”), where he worked from 1992-2004. At MLIM, Mr. Jones was responsible for the compliance oversight of various investment products, including mutual funds, wrap accounts, institutional accounts and alternative investments.

Edward P. Macdonald (age 41) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant General Counsel and Assistant Vice President of The Hartford and Chief Legal Officer and Vice President of HIFSCO. He also serves as Vice President of HASCO, Assistant Vice President of Hartford Life Insurance Company, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Prior to joining The Hartford in 2005, Mr. Macdonald was Chief Counsel, Investment Management for Prudential Financial (formerly American Skandia Investment Services, Inc.). He joined Prudential in April 1999.

Vernon J. Meyer (age 44) Vice President since 2006
Mr. Meyer serves as Senior Vice President of Hartford Life Insurance Company. He also serves as Senior Vice President of HIFSCO and HL Advisors. Prior to joining The Hartford in 2004, Mr. Meyer was with MassMutual which he joined in 1987.

Denise A. Settimi (age 48) Vice President since 2005
Ms. Settimi currently serves as Chief Operating Officer and Assistant Vice President of HASCO. She is also Assistant Vice President of HIFSCO and Hartford Life Insurance Company. Previously, Ms. Settimi was with American Express Financial Advisors, where she was Director of Retirement Plan Services from 1997 to 2003.

   22

The Hartford Global Enhanced Dividend Fund

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICY AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended October 31, 2008 is available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without change, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov. The Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

   23

The Hartford Global Enhanced Dividend Fund

Federal Income Tax Information (Unaudited)

The information set forth below is for the Fund’s fiscal year as required by federal tax law. Shareholders, however, must report distributions on a calendar year basis for income tax purposes which may include distributions of two fiscal years of the fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in early 2009. Shareholders may wish to consult a tax advisor on how to report distributions for state and local purposes.

The income received from federal obligations is as follows:

	DRD *	QDI **

Global Enhanced Dividend Fund	100%	100%

*	Income distributions, taxable as dividend income which qualify for deduction by corporations.
**	For the fiscal year ended October 31, 2008, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate ordinary distributions declared as taxed at a maximum rate of 15%.
Complete information will be computed and reported in conjunction with your 2008 1099-DIV.
Detailed below are the per share distributions made for the fiscal year ended October 31, 2008.

	Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class Y
Global Enhanced Dividend Fund
Income	0.563	0.513	0.513	0.580	0.533	0.554	0.574	0.580

The Funds also designate as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

   24

The Hartford Global Enhanced Dividend Fund

Expense Example (Unaudited)

Your Fund’s Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) (2) ongoing costs including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of April 30, 2008 through October 31, 2008.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6, then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund’s annualized expense ratios multiplied by average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

		Actual return		Hypothetical (5% return before expenses)
			Expenses paid			Expenses paid
	Beginning	Ending	during the period	Beginning	Ending	during the period		Days
	Account	Account	April 30, 2008	Account	Account	April 30, 2008	Annualized	in the	Days
	Value	Value	through	Value	Value	through	expense	current	in the
	April 30, 2008	October 31, 2008	October 31, 2008	April 30, 2008	October 31, 2008	October 31, 2008	ratio	1/2 year	full year
The Hartford Global Enhanced Dividend Fund
Class A	$1,000.00	$706.90	$3.38	$1,000.00	$1,021.16	$4.01	0.79%	184	366
Class B	$1,000.00	$703.10	$6.56	$1,000.00	$1,017.42	$7.77	1.53	184	366
Class C	$1,000.00	$704.20	$6.57	$1,000.00	$1,017.42	$7.77	1.53	184	366
Class I	$1,000.00	$707.80	$2.33	$1,000.00	$1,022.40	$2.76	0.54	184	366
Class R3	$1,000.00	$705.30	$5.32	$1,000.00	$1,018.89	$6.30	1.24	184	366
Class R4	$1,000.00	$706.40	$4.04	$1,000.00	$1,020.39	$4.78	0.94	184	366
Class R5	$1,000.00	$707.50	$2.76	$1,000.00	$1,021.90	$3.26	0.64	184	366
Class Y	$1,000.00	$707.80	$2.33	$1,000.00	$1,022.40	$2.76	0.54	184	366

   25

Item 2. Code of Ethics.
     Registrant has adopted a code of ethics that applies to Registrant’s principal executive officer, principal financial officer, and controller, which is attached as an exhibit.
Item 3. Audit Committee Financial Expert.
     The Board of Directors of the Registrant has designated Phillip O. Peterson as an Audit Committee Financial Expert. Mr. Peterson is considered by the Board to be an independent director.
Item 4. Principal Accountant Fees and Services.
(a)	Audit Fees: $898,600 for the fiscal year ended October 31, 2007; $944,600 for the fiscal year ended October 31, 2008.

(b)	Audit Related Fees: $24,917 for the fiscal year ended October 31, 2007; $25,375 for the fiscal year ended October 31, 2008. Audit-related services principally in connection with SEC Rule 17Ad-13 report.

(c)	Tax Fees: $175,200 for the fiscal year ended October 31, 2007; $224,569 for the fiscal year ended October 31, 2008.

(d)	All Other Fees: $0 for the fiscal year ended October 31, 2007; $0 for the fiscal year ended October 31, 2008.

(e)	(1) A copy of the Audit Committee’s pre-approval policies and procedures is attached as an exhibit.

(e)	(2) One hundred percent of the services described in items 4(b) through 4(d) were approved in accordance with the Audit Committee’s Pre-Approval Policy. As a result, none of such services was approved pursuant to paragraph (c) (7) (i) (c) of Rule 2-01 of Regulation S-X.

(f)	None of the hours expended on the principal accountant’s engagement to audit the Registrant’s financial statements for the year ended October 31, 2008, were attributed to work performed by persons other than the principal accountant’s full-time employees.

(g)	Non-Audit Fees: $1,006,128 for the fiscal year ended October 31, 2007; $1,240,963 for the fiscal year ended October 31, 2008.

(h)	The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.
Item 5. Audit Committee of Listed Registrants.
Registrant has a separately designated standing Audit Committee comprised of the independent directors listed below:
Robert M. Gavin
Sandra S. Jaffee
William P. Johnston
Phillip O. Peterson
Item 6. Schedule of Investments
     The Schedule of Investments is included as part of the annual report filed under Item 1 of this form.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
     Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
     Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
     Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders
There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors since registrant last provided disclosure in response to this requirement.
Item 11. Controls and Procedures.
(a)	Based on an evaluation of the Registrant’s Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report, the Disclosure Controls and Procedures are effectively designed to ensure that information required to be disclosed by the Registrant is recorded, processed, summarized and reported by the date of this report, including ensuring that information required to be disclosed in the report is accumulated and communicated to the Registrant’s management, including the Registrant’s officers, as appropriate, to allow timely decisions regarding required disclosure.
(b)	There was no change in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half year that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.

12(a)(1)	Code of Ethics

12(a)(2)	Audit Committee Pre-Approval Policies and Procedures

12(a)(3)	Section 302 certifications of the principal executive officer and principal financial officer of Registrant.

(b)	Section 906 certification.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE HARTFORD MUTUAL FUNDS, INC.
Date: December 12, 2008	By:	/s/ John C. Walters
John C. Walters
Its: President

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: December 12, 2008	By:	/s/ John C. Walters
John C. Walters
Its: President

Date: December 12, 2008	By:	/s/ Tamara L. Fagely
Tamara L. Fagely
Its: Vice President, Controller and Treasurer

EXHIBIT LIST

	12(a)(1)	Code of Ethics

	12(a)(2)	Audit Committee Pre-Approval Policies and Procedures

99.CERT	12(a)(3)	Certifications

(i) Section 302 certification of principal executive officer

(ii) Section 302 certification of principal financial officer

99.906CERT	12(b)	Section 906 certification of principal executive officer and principal financial officer